UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2012

Date of reporting period:	6/30/2012

Item 1 –	Reports to Stockholders

ADVANCED SERIES TRUST

SEMIANNUAL REPORT • JUNE 30, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2012, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Please note that this document includes supplements dated July 24, 2012, and August 20, 2012, to the Prospectus for the Advanced Series Trust; and a supplement dated August 20, 2012, to the Prospectus for your variable annuity (the “supplements”). The supplements are separate from and not a part of the semiannual report.

To receive your semiannual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.annuities.prudential.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Table of Contents	Semiannual Report	June 30, 2012

■	LETTER TO CONTRACT OWNERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST BlackRock Global Strategies Portfolio	A1
	AST BlackRock Value Portfolio	A29
	AST Cohen & Steers Realty Portfolio	A34
	AST Federated Aggressive Growth Portfolio	A37
	AST Goldman Sachs Concentrated Growth Portfolio	A43
	AST Goldman Sachs Large-Cap Value Portfolio	A46
	AST Goldman Sachs Mid-Cap Growth Portfolio	A50
	AST Goldman Sachs Small-Cap Value Portfolio	A54
	AST High Yield Portfolio	A60
	AST International Growth Portfolio	A89
	AST International Value Portfolio	A95
	AST J.P. Morgan International Equity Portfolio	A103
	AST Large-Cap Value Portfolio	A107
	AST Marsico Capital Growth Portfolio	A111
	AST MFS Global Equity Portfolio	A114
	AST MFS Growth Portfolio	A118
	AST Mid-Cap Value Portfolio	A122
	AST Neuberger Berman Mid-Cap Growth Portfolio	A126
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A130
	AST New Discovery Asset Allocation Portfolio	A135
	AST Parametric Emerging Markets Equity Portfolio	A149
	AST Small-Cap Growth Portfolio	A167
	AST Small-Cap Value Portfolio	A172
	AST T. Rowe Price Equity Income Portfolio	A183
	AST T. Rowe Price Global Bond Portfolio	A188
	AST T. Rowe Price Large-Cap Growth Portfolio	A214
	AST T. Rowe Price Natural Resources Portfolio	A218
	AST Wellington Management Hedged Equity Portfolio	A222

Section B	Notes to Financial Statements
Section C	Financial Highlights

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Semiannual Report	June 30, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust semiannual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	July 31, 2012

Advanced Series Trust Presentation of Portfolio Holdings	June 30, 2012

AST BlackRock Global Strategies
Allocation	(% of Net Assets	)
Common Stocks	23.2%
Corporate Bonds	16.6%
U.S. Treasury Obligations	10.2%
Exchange Traded Funds	8.5%
U.S. Government Agency Obligations	6.0%

AST BlackRock Value
Five Largest Holdings	(% of Net Assets	)
Pfizer, Inc.	3.4%
Exxon Mobil Corp.	3.4%
JPMorgan Chase & Co.	3.2%
Merck & Co., Inc.	3.2%
Chevron Corp.	2.7%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	11.9%
Vornado Realty Trust, REIT	6.7%
ProLogis, Inc., REIT	6.3%
Public Storage, REIT	5.6%
Equity Residential, REIT	5.4%

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets	)
Dynavax Technologies Corp.	8.4%
Cubist Pharmaceuticals, Inc.	2.1%
Salvatore Ferragamo Italia SpA (Italy)	2.0%
International Meal Co. Holdings SA (Brazil)	2.0%
Vivus, Inc.	2.0%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	8.8%
American Tower Corp.	5.8%
Google, Inc. (Class A Stock)	5.5%
QUALCOMM, Inc.	5.3%
Schlumberger Ltd. (Netherlands)	4.3%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	5.1%
Exxon Mobil Corp.	4.5%
JPMorgan Chase & Co.	3.7%
Pfizer, Inc.	3.1%
Chevron Corp.	2.8%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	3.0%
PetSmart, Inc.	2.2%
PVH Corp.	2.1%
C.R. Bard, Inc.	2.1%
Equinix, Inc.	2.0%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	4.5%
iShares Russell 2000 Index Fund	2.4%
Southwest Gas Corp.	2.1%
El Paso Electric Co.	1.8%
HealthSouth Corp.	1.2%

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	86.3%
Bank Loans	4.8%
Preferred Stocks	0.5%
Commercial Mortgage-Backed Security	0.4%
Common Stocks	0.1%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Novo Nordisk A/S (Denmark) (Class B Stock)	3.4%
Samsung Electronics Co. Ltd. (South Korea)	2.8%
Shire PLC (Ireland)	2.4%
Standard Chartered PLC (United Kingdom)	2.3%
Rolls-Royce Holdings PLC (United Kingdom)	2.2%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.7%
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	1.6%
Vodafone Group PLC (United Kingdom)	1.6%
KDDI Corp. (Japan)	1.4%
Novo Nordisk A/S (Denmark) (Class B Stock)	1.4%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	2.9%
Vodafone Group PLC (United Kingdom)	2.3%
Nestle SA (Switzerland)	2.3%
BG Group PLC (United Kingdom)	2.1%
Total SA (France)	2.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	June 30, 2012

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.2%
Johnson & Johnson	2.5%
Microsoft Corp.	2.3%
Pfizer, Inc.	2.2%

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	8.0%
TJX Cos., Inc. (The)	5.5%
Biogen Idec, Inc.	3.5%
priceline.com, Inc.	3.3%
Wells Fargo & Co.	3.3%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Linde AG (Germany)	3.0%
Nestle SA (Switzerland)	2.9%
Walt Disney Co. (The)	2.9%
Heineken NV (Netherlands)	2.5%
Diageo PLC (United Kingdom)	2.5%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	7.9%
Google, Inc. (Class A Stock)	3.8%
Danaher Corp.	3.2%
American Tower Corp.	2.8%
EMC Corp.	2.3%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Darden Restaurants, Inc.	2.4%
URS Corp.	2.2%
Lincoln National Corp.	2.1%
American Tower Corp.	2.1%
Computer Sciences Corp.	2.1%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Alexion Pharmaceuticals, Inc.	2.2%
Dollar Tree, Inc.	2.1%
Ross Stores, Inc.	2.0%
SBA Communications Corp. (Class A Stock)	2.0%
Stericycle, Inc.	1.8%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Safeway, Inc.	2.0%
Zimmer Holdings, Inc.	1.6%
State Street Corp.	1.4%
Kohl’s Corp.	1.4%
Best Buy Co., Inc.	1.3%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Federal National Mortgage Assoc. 4.000%, 01/01/42	1.7%
Apple, Inc.	1.6%
Aetna, Inc.	1.4%
U.S. Treasury Notes 2.125%, 08/15/21	1.1%
U.S. Treasury Notes 1.875%, 04/30/14	1.0%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Vanguard MSCI Emerging Markets	2.6%
Samsung Electronics Co. Ltd. (South Korea)	1.1%
MTN Group Ltd. (South Africa)	1.1%
Gazprom OAO (Russia), ADR	1.0%
China Mobile Ltd. (China)	1.0%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Genesco, Inc.	2.5%
Vitamin Shoppe, Inc.	2.2%
Catalyst Health Solutions, Inc.	2.0%
Shuffle Master, Inc.	1.9%
Lufkin Industries, Inc.	1.6%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Pantry, Inc. (The)	0.9%
Portland General Electric Co.	0.9%
Mid-America Apartment Communities, Inc.	0.9%
Allied World Assurance Co. Holdings AG (Switzerland)	0.8%
Cleco Corp.	0.8%

AST T. Rowe Price Equity Income
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	2.8%
Chevron Corp.	2.7%
Exxon Mobil Corp.	2.2%
JPMorgan Chase & Co.	2.2%
AT&T, Inc.	2.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	June 30, 2012

AST T. Rowe Price Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	54.2%
U.S. Government Agency Obligations	15.9%
Corporate Obligations	13.1%
U.S. Treasury Obligations	7.0%
Municipal Bonds	2.2%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	10.1%
Google, Inc. (Class A Stock)	4.1%
Amazon.com, Inc.	3.6%
priceline.com, Inc.	3.5%
Danaher Corp.	3.3%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Schlumberger Ltd. (Netherlands)	4.7%
Chevron Corp.	2.7%
Potash Corp. of Saskatchewan, Inc. (Canada)	2.6%
Cameron International Corp.	2.5%
Quanta Services, Inc.	2.1%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	3.9%
iShares MSCI EAFE Index Fund	3.3%
Apple, Inc.	1.9%
Wells Fargo & Co.	1.7%
Cisco Systems, Inc.	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	June 30, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST BlackRock Global Strategies	Actual	$1,000.00	$1,055.00	1.10%	$5.62
	Hypothetical	$1,000.00	$1,019.39	1.10%	$5.52
AST BlackRock Value	Actual	$1,000.00	$1,050.70	0.94%	$4.79
	Hypothetical	$1,000.00	$1,020.19	0.94%	$4.72
AST Cohen & Steers Realty	Actual	$1,000.00	$1,131.50	1.12%	$5.94
	Hypothetical	$1,000.00	$1,019.29	1.12%	$5.62
AST Federated Aggressive Growth	Actual	$1,000.00	$1,154.60	1.10%	$5.89
	Hypothetical	$1,000.00	$1,019.39	1.10%	$5.52
AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$1,108.60	1.01%	$5.30
	Hypothetical	$1,000.00	$1,019.84	1.01%	$5.07
AST Goldman Sachs Large-Cap Value	Actual	$1,000.00	$1,088.00	0.85%	$4.41
	Hypothetical	$1,000.00	$1,020.64	0.85%	$4.27
AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$1,116.40	1.13%	$5.95
	Hypothetical	$1,000.00	$1,019.24	1.13%	$5.67
AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$1,063.30	1.12%	$5.75
	Hypothetical	$1,000.00	$1,019.29	1.12%	$5.62
AST High Yield	Actual	$1,000.00	$1,062.90	0.85%	$4.36
	Hypothetical	$1,000.00	$1,020.64	0.85%	$4.27
AST International Growth	Actual	$1,000.00	$1,056.50	1.00%	$5.11
	Hypothetical	$1,000.00	$1,019.89	1.00%	$5.02
AST International Value	Actual	$1,000.00	$1,028.50	1.12%	$5.65
	Hypothetical	$1,000.00	$1,019.29	1.12%	$5.62
AST J.P. Morgan International Equity	Actual	$1,000.00	$1,054.40	1.07%	$5.47
	Hypothetical	$1,000.00	$1,019.54	1.07%	$5.37

Advanced Series Trust Fees and Expenses — unaudited (continued)	June 30, 2012

Advanced Series Trust Portfolios		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Large-Cap Value	Actual	$1,000.00	$1,079.20	0.79%	$4.08
	Hypothetical	$1,000.00	$1,020.93	0.79%	$3.97
AST Marsico Capital Growth	Actual	$1,000.00	$1,083.30	0.99%	$5.13
	Hypothetical	$1,000.00	$1,019.94	0.99%	$4.97
AST MFS Global Equity	Actual	$1,000.00	$1,082.50	1.19%	$6.16
	Hypothetical	$1,000.00	$1,018.95	1.19%	$5.97
AST MFS Growth	Actual	$1,000.00	$1,088.10	0.88%	$4.57
	Hypothetical	$1,000.00	$1,020.49	0.88%	$4.42
AST Mid-Cap Value	Actual	$1,000.00	$1,082.70	1.08%	$5.59
	Hypothetical	$1,000.00	$1,019.49	1.08%	$5.42
AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$1,089.80	1.02%	$5.30
	Hypothetical	$1,000.00	$1,019.79	1.02%	$5.12
AST Neuberger Berman/LSV Mid-Cap Value	Actual	$1,000.00	$1,065.60	1.03%	$5.29
	Hypothetical	$1,000.00	$1,019.74	1.03%	$5.17
AST New Discovery Asset Allocation	Actual**	$1,000.00	$975.20	1.04%	$1.71
	Hypothetical	$1,000.00	$1,019.69	1.04%	$5.22
AST Parametric Emerging Markets Equity	Actual	$1,000.00	$1,052.80	1.41%	$7.20
	Hypothetical	$1,000.00	$1,017.85	1.41%	$7.07
AST Small-Cap Growth	Actual	$1,000.00	$1,041.10	1.02%	$5.18
	Hypothetical	$1,000.00	$1,019.79	1.02%	$5.12
AST Small-Cap Value	Actual	$1,000.00	$1,081.00	1.05%	$5.43
	Hypothetical	$1,000.00	$1,019.64	1.05%	$5.27
AST T. Rowe Price Equity Income	Actual	$1,000.00	$1,083.70	0.84%	$4.35
	Hypothetical	$1,000.00	$1,020.69	0.84%	$4.22
AST T. Rowe Price Global Bond	Actual	$1,000.00	$1,016.60	0.93%	$4.66
	Hypothetical	$1,000.00	$1,020.24	0.93%	$4.67
AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,115.90	0.95%	$5.00
	Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77
AST T. Rowe Price Natural Resources	Actual	$1,000.00	$945.20	1.03%	$4.98
	Hypothetical	$1,000.00	$1,019.74	1.03%	$5.17
AST Wellington Management Hedged Equity	Actual	$1,000.00	$1,057.70	1.17%	$5.99
	Hypothetical	$1,000.00	$1,019.05	1.17%	$5.87

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended June 30, 2012, and divided by the 366 days in the Portfolio’s fiscal year ending December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** AST New Discovery Asset Allocation Portfolio’s “Actual” expenses are calculated using the 61 day period ended June 30, 2012 due to its commencement of operations on April 30, 2012.

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 68.9%
COMMON STOCKS — 23.2%
Aerospace & Defense — 1.1%
General Dynamics Corp.	22,675	$1,495,643
Lockheed Martin Corp.	18,675	1,626,219
Northrop Grumman Corp.	25,675	1,637,808
Raytheon Co.	29,475	1,667,990
United Technologies Corp.	126,338	9,542,309

		15,969,969

Auto Parts & Equipment — 0.2%
Dana Holding Corp.(a)	20,000	256,200
Delphi Automotive PLC Corporation (United Kingdom)*	66,316	1,606,505
Delphi Automotive PLC Corporation (United Kingdom)*	13,310	330,920

		2,193,625

Automobile Manufacturers — 0.2%
Daimler AG (Germany)	42,612	1,914,963
General Motors Co.*	43,250	852,890

		2,767,853

Beverages — 0.3%
Anheuser-Busch InBev NV (Belgium)	43,666	3,442,689
Coca-Cola Co. (The)	2,000	156,380
Constellation Brands, Inc. (Class A Stock)*	28,475	770,534

		4,369,603

Biotechnology — 0.1%
Vertex Pharmaceuticals, Inc.*	35,655	1,993,828

Chemicals — 0.4%
CF Industries Holdings, Inc.	9,300	1,801,782
Huntsman Corp.	10,000	129,400
Linde AG (Germany)	24,412	3,801,949

		5,733,131

Commercial Banks — 1.5%
Ally Financial, Inc.	3,218	2,867,138
BNP Paribas SA (France)	69,438	2,677,169
China Construction Bank Corp. (China) (Class H Stock)	6,395,791	4,418,689
CIT Group, Inc.*	15,700	559,548
Citigroup, Inc.	80,100	2,195,541
Goldman Sachs Group, Inc. (The)	17,675	1,694,326
ICICI Bank Ltd. (India), ADR	113,752	3,686,702
Sberbank of Russia (Russia), ADR	272,367	2,947,011
Wells Fargo & Co.	7,900	264,176

		21,310,300

Commercial Services & Supplies — 0.7%
Apollo Group, Inc. (Class A Stock)*	34,475	1,247,650
Avon Products, Inc.	109,215	1,770,375
Dollar Thrifty Automotive Group, Inc.*	4,200	340,032
ITT Educational Services, Inc.*	11,246	683,194
Moody’s Corp.	28,475	1,040,761
Newell Rubbermaid, Inc.	123,526	2,240,762
Total System Services, Inc.	59,150	1,415,460
Western Union Co. (The)	80,725	1,359,409

		10,097,643

Computer Services & Software — 1.0%
Activision Blizzard, Inc.	498,098	5,972,195

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computer Services & Software (continued)
CA, Inc.	57,150	$1,548,194
Check Point Software Technologies Ltd. (Israel)*	43,957	2,179,828
Microsoft Corp.	122,200	3,738,098
Symantec Corp.*	85,625	1,250,981

		14,689,296

Computers & Peripherals — 1.3%
Apple, Inc.*	11,600	6,774,400
Cognizant Technology Solutions Corp. (Class A Stock)*	54,900	3,294,000
Dell, Inc.*	123,100	1,541,212
Hewlett-Packard Co.	77,725	1,563,050
International Business Machines Corp.	18,675	3,652,456
Lexmark International, Inc. (Class A Stock)	28,475	756,866
Spansion, Inc. (Class A Stock)*	23,323	256,087
Western Digital Corp.*	41,375	1,261,110

		19,099,181

Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV (Netherlands)	10,800	409,968
Fluor Corp.	24,675	1,217,464

		1,627,432

Consumer Products & Services — 0.4%
Procter & Gamble Co. (The)	6,900	422,625
Reckitt Benckiser Group PLC (United Kingdom)	112,780	5,961,194

		6,383,819

Diversified Financial Services — 0.6%
Discover Financial Services	49,250	1,703,065
JPMorgan Chase & Co.	181,149	6,472,454
NASDAQ OMX Group, Inc. (The)	49,250	1,116,498

		9,292,017

Diversified Operations
3M Co.	5,800	519,680

Electric — 0.2%
AES Corp. (The)*	98,425	1,262,793
Ameren Corp.	11,800	395,772
NRG Energy, Inc.*	50,250	872,340

		2,530,905

Electrical Equipment — 0.2%
Schneider Electric SA (France)	56,535	3,142,432

Electronic Equipment & Instruments — 0.2%
Agilent Technologies, Inc.	72,079	2,828,380
Vishay Intertechnology, Inc.*	69,950	659,628

		3,488,008

Entertainment & Leisure — 0.1%
Tyco International Ltd. (Switzerland)	29,475	1,557,754
Wynn Resorts Ltd.	600	62,232

		1,619,986

Foods — 0.3%
ConAgra Foods, Inc.	53,150	1,378,180
Kroger Co. (The)	59,150	1,371,688
Safeway, Inc.	74,825	1,358,074

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Foods (continued)
Smithfield Foods, Inc.*	33,475	$724,064

		4,832,006

Healthcare Products — 0.4%
Johnson & Johnson	90,112	6,087,967

Healthcare Providers & Services — 0.5%
Aetna, Inc.	34,275	1,328,842
Humana, Inc.	16,775	1,299,056
McKesson Corp.	18,675	1,750,781
UnitedHealth Group, Inc.	36,475	2,133,788

		6,512,467

Hotels, Restaurants & Leisure — 0.1%
Wyndham Worldwide Corp.	28,475	1,501,772

Insurance — 0.6%
Assurant, Inc.	24,700	860,548
Berkshire Hathaway, Inc. (Class B Stock)*	41,829	3,485,611
Chubb Corp. (The)	21,675	1,578,374
MetLife, Inc.	52,150	1,608,828
Reinsurance Group of America, Inc.	16,775	892,598
Unum Group	12,800	244,864

		8,670,823

Internet Software & Services — 0.5%
Expedia, Inc.	28,475	1,368,793
Google, Inc. (Class A Stock)*	4,950	2,871,346
MercadoLibre, Inc.	37,416	2,836,133

		7,076,272

Machinery & Equipment — 0.2%
Cummins, Inc.	13,800	1,337,358
Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (China) (Class H Stock)*	1,366,400	1,757,450

		3,094,808

Manufacturing — 0.4%
General Electric Co.	36,475	760,139
Parker Hannifin Corp.	17,675	1,358,854
SPX Corp.	48,746	3,184,089
Textron, Inc.	32,475	807,653

		6,110,735

Media — 1.4%
Charter Communications, Inc. (Class A Stock)*	35,000	2,480,450
Comcast Corp. (Class A Stock)	197,690	6,320,149
DIRECTV (Class A Stock)*	121,989	5,955,503
Discovery Communications, Inc. (Class A Stock)*	55,208	2,981,232
DISH Network Corp. (Class A Stock)	41,725	1,191,249
Time Warner Cable, Inc.	21,675	1,779,518

		20,708,101

Metals & Mining — 0.1%
Alcoa, Inc.	166,350	1,455,562

Office Equipment & Supplies — 0.1%
Xerox Corp.	78,725	619,566

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp.	81,002	7,119,266

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	34,475	$3,637,112
ConocoPhillips	39,475	2,205,863
Devon Energy Corp.	24,675	1,430,903
Exxon Mobil Corp.	53,150	4,548,046
Halliburton Co.	150,805	4,281,354
Marathon Oil Corp.	49,250	1,259,322
Marathon Petroleum Corp.	41,375	1,858,565
Nabors Industries Ltd. (Bermuda)*	78,725	1,133,640
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	158,480	5,534,698
Tullow Oil PLC (United Kingdom)	117,961	2,726,375

		35,735,144

Paper & Forest Products — 0.1%
Domtar Corp.	3,000	230,130
International Paper Co.	44,250	1,279,268

		1,509,398

Pharmaceuticals — 3.1%
Abbott Laboratories	36,475	2,351,543
AmerisourceBergen Corp.	38,475	1,513,991
Bristol-Myers Squibb Co.	52,150	1,874,792
Cardinal Health, Inc.	27,575	1,158,150
Eli Lilly & Co.	43,300	1,858,003
Forest Laboratories, Inc.*	33,475	1,171,290
Herbalife Ltd. (Cayman Islands)	20,675	999,223
Ironwood Pharmaceuticals, Inc.*	5,100	70,278
Merck & Co., Inc.	67,000	2,797,250
Novartis AG (Switzerland)	85,323	4,770,521
Pfizer, Inc.	523,844	12,048,412
Roche Holding AG (Switzerland)	27,823	4,805,950
Sanofi (France)	118,455	8,967,163

		44,386,566

Retail & Merchandising — 1.0%
AutoZone, Inc.*	7,866	2,888,159
Best Buy Co., Inc.	66,150	1,386,504
Foot Locker, Inc.	43,250	1,322,585
Gap, Inc. (The)	26,575	727,092
Limited Brands, Inc.	29,475	1,253,572
Macy’s, Inc.	39,475	1,355,966
Nordstrom, Inc.	26,575	1,320,512
PetSmart, Inc.	22,675	1,545,982
Swatch Group AG (The) (Switzerland)	5,426	2,144,580

		13,944,952

Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc.*	14,235	81,567
Atmel Corp.*	263,350	1,764,445
Intel Corp.	13,800	367,770
Veeco Instruments, Inc.*	69,704	2,395,029
Xilinx, Inc.	93,393	3,135,203

		7,744,014

Telecommunications — 1.7%
AT&T, Inc.	20,675	737,270
Cisco Systems, Inc.	136,875	2,350,144
Level 3 Communications, Inc.*	10,840	240,106
NTT DoCoMo, Inc. (Japan)	2,569	4,274,823
Rogers Communications, Inc. (Canada) (Class B Stock)	133,180	4,828,282

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications (continued)
Verizon Communications, Inc.	62,050	$2,757,502
Vodafone Group PLC (United Kingdom)	3,332,851	9,367,806

		24,555,933

Tobacco — 1.1%
Imperial Tobacco Group PLC (United Kingdom)	262,320	10,106,701
Philip Morris International, Inc.	57,580	5,024,430

		15,131,131

TOTAL COMMON STOCKS (cost $333,804,028)		336,505,925

EXCHANGE TRADED FUNDS — 8.5%
Health Care Select Sector SPDR Fund(a)	973,000	36,974,000
Industrial Select Sector SPDR Fund(a)	841,000	29,998,470
iShares iBoxx $ High Yield Corporate Bond Fund(a)	285,000	25,997,700
Technology Select Sector SPDR Fund	1,060,000	30,475,000

TOTAL EXCHANGE TRADED FUNDS (cost $123,154,875)		123,445,170

PREFERRED STOCKS — 0.2%
Auto Parts & Equipment — 0.1%
Dana Holding Corp., Series B, CVT, 4.000%.	7,500	834,375

Commercial Banks — 0.1%
Citigroup, Inc., CVT, 7.500%.	3,900	333,684
GMAC Capital Trust I, Series 2, 8.125%	45,660	1,098,123

		1,431,807

TOTAL PREFERRED STOCKS (cost $2,457,311)		2,266,182

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.4%
Access Group, Inc.,
Series 2002-1, Class A2
0.648%(c)	09/25/25	Aa3	$399	397,883
Series 2004-A, Class A2
0.726%(c)	04/25/29	Baa1	516	485,431
Series 2005-1, Class A2
0.578%(c)	03/23/20	Aa3	815	810,699
AH Mortgage Advance Trust (Cayman Islands),
Series SART-3, Class 1A1, 144A
2.980%	03/13/43	AAA(d)	1,185	1,194,139
AmeriCredit Automobile Receivables Trust,
Series 2012-1, Class D
4.720%	03/08/18	Baa2	600	633,617
BA Credit Card Trust,
Series 2006-C5, Class C5
0.642%(c)	01/15/16	A3	500	497,293
Series 2008-C5, Class C5
4.992%(c)	03/15/16	A3	900	945,050
Bear Stearns Asset Backed Securities Trust,
Series 2005-HE10, Class A3
0.625%(c)	11/25/35	Aa2	189	187,389

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Chesapeake Funding LLC,
Series 2009-1, Class A, 144A
2.242%(c)	12/15/20	Aaa	$217	$217,457
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1
0.644%(c)	02/20/15	Baa2	1,000	999,167
Countrywide Asset-Backed Certificates,
Series 2004-6, Class 2A5
0.635%(c)	11/25/34	Aa3	414	385,248
Series 2005-BC5, Class 3A3
0.615%(c)	01/25/36	Baa2	238	227,241
FBR Securitization Trust,
Series 2005-5, Class AV23
0.495%(c)	11/25/35	Aa2	283	282,700
GSAMP Trust,
Series 2004-SEA2, Class A2B
0.795%(c)	03/25/34	Aaa	232	228,180
Home Equity Asset Trust,
Series 2007-2, Class 2A1
0.355%(c)	07/25/37	A3	190	187,173
HSBC Home Equity Loan Trust,
Series 2007-2, Class AS
0.434%(c)	07/20/36	Aa1	585	527,790
Keycorp Student Loan Trust,
Series 2005-A, Class 2A3
0.691%(c)	09/28/26	Aaa	782	756,410
MBNA Credit Card Master Note Trust,
Series 2002-C7, Class C7
6.700%	03/16/15	A3	600	609,742
Park Place Securities, Inc.,
Series 2005-WCW3, Class A2C
0.625%(c)	08/25/35	A2	250	239,699
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC5, Class A2
0.515%(c)	10/25/35	A1	318	307,398
Series 2005-RZ3, Class A2
0.515%(c)	09/25/35	Aaa	331	327,845
Series 2006-RZ1, Class A2
0.435%(c)	03/25/36	A1	560	554,974
Santander Drive Auto Receivables Trust,
Series 2010-B, Class B, 144A
2.100%	09/15/14	AA(d)	1,015	1,018,877
Series 2010-B, Class C, 144A
3.020%	10/17/16	A(d)	1,400	1,424,601
Series 2011-3, Class D
4.230%	05/15/17	Baa2	400	410,046
Series 2011-S1A, Class D, 144A
3.100%	05/15/17	BBB(d)	420	421,082
Series 2012-1, Class A2
1.250%	04/15/15	Aaa	325	326,419
Series 2012-2, Class A2
0.910%	05/15/15	Aaa	300	300,542
SLC Student Loan Trust,
Series 2009-AA, Class A, 144A
4.750%(c)	06/15/33	Aaa	1,048	1,006,206
SLM Student Loan Trust,
Series 2004-A, Class A2
0.668%(c)	03/16/20	Aaa	379	370,107
Series 2006-B, Class A3
0.608%(c)	12/15/22	Aaa	381	378,034

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Series 2006-C, Class A3
0.598%(c)	06/15/21	Aaa	$1,300	$1,277,774
Series 2009-CT, Class 2A, 144A
2.092%(c)	04/15/39	Aaa	599	600,904
Series 2009-D, Class A, 144A
3.500%(c)	08/17/43	AAA(d)	1,136	1,116,858
Series 2012-B, Class A1, 144A
1.342%(c)	12/15/21	Aaa	363	363,939
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A2
0.355%(c)	10/25/36	Baa2	99	98,607
Specialty Underwriting & Residential Finance,
Series 2005-BC1, Class M2
0.745%(c)	12/25/35	Aa2	167	164,135
Structured Asset Securities Corp.,
Series 2007-BC1, Class A2
0.295%(c)	02/25/37	Aa1	114	111,120
Wheels SPV LLC,
Series 2009-1, Class A, 144A
1.792%(c)	03/15/18	Aaa	108	107,772

TOTAL ASSET-BACKED SECURITIES (cost $20,412,353)				20,499,548

BANK LOANS(c) — 1.4%
Advertising
Affinion Group, Inc.,
Tranche Term Loan B
5.000%	10/09/16	Ba3	30	26,986

Chemicals — 0.1%
Ineos US Finance LLC,
Term Loan
3.891%	04/19/18	B1	768	750,409

Commercial Services & Supplies
Interactive Data Corp.,
Term Loan B
4.500%	02/11/18	Ba3	289	284,202

Computer Services & Software — 0.2%
First Data Corp.,
2018 Dollar Term Loan
4.245%	03/24/18	B1	340	311,684
Lawson Software, Inc.,
Loan BI
6.250%	03/22/18	Ba3	880	882,856
MISYS PLC (United Kingdom),
Term Loan X
9.250%	11/24/19	Caa1	190	185,772
Zayo Group LLC,
Term Loan X
7.125%	03/31/19	B1	1,615	1,618,747

				2,999,059

Distribution/Wholesale — 0.1%
HD Supply, Inc.,
Term Loan
3.891%	10/12/17	B2	800	800,800

Diversified Financial Services — 0.2%
Nuveen Investments, Inc.,
First Lien Incremental Term Loan
7.250%	05/13/17	B2	225	224,250

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Financial Services (continued)
Springleaf Financial Services,
Term Loan B
3.208%	05/10/17	B3	$715	$671,972
Vodafone Americas Finance 2, Inc.,
Term Loan A
6.250%	07/11/16(g)	NR	1,444	1,407,656

				2,303,878

Healthcare Products
Bausch & Lomb, Inc.,
Parent Term Loan
5.250%	04/20/19	B1	345	342,520

Healthcare Providers & Services
LHP Operations Co. LLC,
Term Loan B
9.250%	06/20/18	B3	220	214,500

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc.,
Term Loan B-4
3.246%	01/28/15	B3	197	183,087
9.500%	10/31/16	B3	613	619,373
OSI Restaurant Partners LLC,
Loan
2.563%	06/14/13	B3	7	6,602
Pre-Funded RC Loan
0.061%	06/14/14	B3	68	66,543
Savers, Inc.,
Tl-B Bank Loan
6.250%	06/12/19	Ba3	135	134,916
Stockbridge SBE Holdings LLC,
Tranche Term Loan B
13.000%	04/13/17	B3	135	132,469

				1,142,990

Manufacturing — 0.1%
Eastman Kodak Co.,
Term Loan (DIP)
8.500%	07/20/13	NR	471	468,320
Rexnord LLC,
Term Loan B
5.000%	04/30/18	Ba3	419	420,521

				888,841

Media — 0.1%
Cengage Learning Acquisitions, Inc.,
Term Loan
2.500%	07/03/14	B2	70	64,438
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.860%	01/29/16	Caa1	1,639	1,300,635
Tranche Term Loan C
3.895%	01/29/16	Caa1	225	173,347
Wolverine Healthcareanalytics, Inc.,
Tranche Term Loan B
6.750%	05/24/19	Ba3	290	289,275

				1,827,695

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Metals & Mining
Constellium Holdco BV,
Initial Term Loan
9.250%	05/18/18	B3	$330	$321,750
Schaeffler AG,
Term Loan C2
6.000%	02/08/17	B1	275	274,570

				596,320

Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp.,
Term Loan
8.500%	12/02/17	Ba3	1,445	1,431,228
Dynegy Gas Co.,
Term Loan
9.250%	08/01/16	B2	1,540	1,582,292
Term Loan B
9.250%	08/01/16	NR	842	858,473
FTS International, Inc.,
Term Loan
3.146%	05/06/16	B3	110	100,200

				3,972,193

Paper & Forest Products
NewPage Corp.,
Term Loan (DIP)
8.000%	03/08/13	NR	250	251,875

Publishing
EMI Music Publishing Ltd.,
Term Loan B
5.500%	02/07/18	Ba3	305	304,905

Real Estate — 0.1%
Realogy Corp.,
Extended FL Term Loan
4.491%	10/10/16	B1	457	429,702
Extended Synthetic Commitment
4.400%	10/10/16	B1	36	33,623
Residential Capital LLC,
Bank Loan
4.242%	11/14/13	B2	145	145,362
Term Loan (DIP)
9.250%	11/22/13	Ba2	975	974,025

				1,582,712

Real Estate Investment Trusts
iStar Financial, Inc.,
Tranche Loan A-1
5.000%	06/28/13	B1	339	337,461

Retail & Merchandising
Claire’s Stores, Inc.,
Term Loan B
3.062%	05/29/14	B3	253	239,845

Telecommunications — 0.1%
Intelsat Jackson Holdings SA (Luxembourg),
Tranche Term Loan B
5.250%	04/02/18	B1	1,295	1,286,906
Level 3 Financing, Inc.,
Term Loan B III
5.750%	09/01/18	Ba3	575	573,084

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Telecommunications (continued)
				$1,859,990

TOTAL BANK LOANS (cost $20,631,438)				20,727,181

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	$996	1,009, 537
Series 2004-6, Class A3
4.512%	12/10/42	AAA(d)	241	243,635
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.830%	08/15/38	AAA(d)	322	322,713
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133%	04/15/37	Aaa	5	4,993
GE Capital Commercial Mortgage Corp.,
Series 2002-3A, Class A2
4.996%	12/10/37	AAA(d)	515	516,717
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C3, Class A2
4.930%	07/10/39	Aaa	487	490,258
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2003-PM1A, Class A4
5.326%(c)	08/12/40	AAA(d)	600	619,792
Series 2005-CB13, Class A4
5.461%(c)	01/12/43	Aaa	575	627,559
LB-UBS Commercial Mortgage Trust,
Series 2007-C2, Class A3
5.430%	02/15/40	A-(d)	500	558,133
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%	02/12/51	Aaa	500	569,118
Morgan Stanley Capital I, Inc.,
Series 2003-IQ4, Class A2
4.070%	05/15/40	Aaa	894	908,407
Morgan Stanley Dean Witter Capital I,
Series 2002-IQ3, Class A4
5.080%	09/15/37	Aaa	262	263,719
Morgan Stanley Reremic Trust,
Series 2009-GG10, Class A4A, 144A
5.979%(c)	08/12/45	Aaa	800	906,572
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572%	10/15/48	Aaa	500	554,326

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,560,690)				7,595,479

CONVERTIBLE BONDS — 0.1%
Computers & Peripherals
SanDisk Corp.,
Sr. Unsec’d. Notes
1.500%	08/15/17	BB(d)	240	246,900
Hotels, Restaurants & Leisure
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	B3	370	375,088

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Metals & Mining — 0.1%
Alpha Appalachia Holdings, Inc.,
Gtd. Notes
3.250%	08/01/15	BB-(d)	$639	$551,138
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.000%	08/01/14	NR	300	337,875
Newmont Mining Corp.,
Gtd. Notes
1.250%	07/15/14	BBB+(d)	500	620,000

				1,509,013

TOTAL CONVERTIBLE BONDS (cost $2,214,988)				2,131,001

CORPORATE BONDS — 16.6%
Advertising — 0.1%
Affinion Group, Inc.,
Gtd. Notes
7.875%	12/15/18	B3	810	690,525
Checkout Holding Corp.,
Sr. Notes, 144A
24.000%(s)	11/15/15	B3	250	113,125
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.000%	07/15/17	Baa3	185	209,050
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	20	17,100
Sr. Notes, 144A
10.000%	08/15/18	Caa2	60	51,600
Omnicom Group, Inc.,
Gtd. Notes
4.450%	08/15/20	Baa1	300	323,481

				1,404,881

Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3	505	544,138
L-3 Communications Corp.,
Gtd. Notes
3.950%	11/15/16	Baa3	100	106,205
4.950%	02/15/21	Baa3	400	432,582
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.500%	11/15/39	Baa1	200	234,896
6.150%	09/01/36	Baa1	300	375,675
Raytheon Co.,
Sr. Unsec’d. Notes
4.700%	12/15/41	A3	300	330,224
Sequa Corp.,
Gtd. Notes, 144A
11.750%	12/01/15(a)	Caa2	1,181	1,245,955
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22	A2	200	209,572
4.875%	05/01/15	A2	300	332,054
6.050%	06/01/36	A2	200	258,085
6.125%	02/01/19	A2	300	371,474

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
					$4,440,860

Airlines — 0.1%
American Airlines 2011-2 Class A Pass-Through Trust,
Pass-Through Certificates
8.625%	04/15/23(a)	Baa3		$490	514,596
US Airways 2011-1 Class C Pass-Through Trust,
Pass-Through Certificates
10.875%	10/22/14	B3		295	304,027
US Airways 2012-1 Class C Pass-Through Trust,
Pass-Through Certificates
9.125%	10/01/15	B3		320	322,400

					1,141,023

Apparel
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.750%	05/15/18	B2	EUR	50	65,490
Sr. Unsec’d. Notes, 144A
6.875%	05/01/22	B2		250	256,562
VF Corp.,
Sr. Unsec’d. Notes
3.500%	09/01/21	A3		100	106,622

					428,674

Auto Parts & Equipment — 0.1%
Delphi Corp.,
Gtd. Notes
6.125%	05/15/21	Ba3		350	382,375
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17	B3		265	275,600
International Automotive Components Group SA (Luxembourg),
Sec’d Notes, 144A
9.125%	06/01/18	Caa1		20	18,250
Jaguar Land Rover PLC (United Kingdom),
Gtd. Notes
8.250%	03/15/20	B1	GBP	344	547,644
Titan International, Inc.,
Sr. Sec’d. Notes
7.875%	10/01/17	B1		275	283,250

					1,507,119

Beverages
Constellation Brands, Inc.,
Gtd. Notes
6.000%	05/01/22	Ba1		205	220,375
Molson Coors Brewing Co.,
Gtd. Notes
3.500%	05/01/22	Baa2		150	154,018

					374,393

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	06/15/16	Baa1		100	102,777
Biogen Idec, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/18	Baa3		800	976,356
Bio-Rad Laboratories, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Biotechnology (continued)
Sr. Unsec’d. Notes
4.875%	12/15/20	Ba1	$200	$209,800
Celgene Corp.,
Sr. Unsec’d. Notes
3.950%	10/15/20	Baa2	400	420,164

				1,709,097

Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3	935	1,000,450
Sr. Sec’d. Notes, 144A
7.000%	02/15/20	Ba1	140	150,850
Spie BondCo 3 SCA (Luxembourg),
Sr. Unsec’d. Notes
11.000%	08/15/19	Caa1	EUR 215	264,601

				1,415,901

Chemicals — 0.6%
Basell Finance Co. BV (Netherlands),
Gtd. Notes, 144A
8.100%	03/15/27	NR	300	357,750
Celanese US Holdings LLC, Gtd. Notes
5.875%	06/15/21(a)	Ba3	1,530	1,640,925
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	Ba3	460	471,500
Huntsman International LLC, Gtd. Notes
8.625%	03/15/20	B3	60	67,350
8.625%	03/15/21(a)	B3	760	856,900
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	B1	390	392,925
8.375%	02/15/19	B1	930	962,550
Kinove German Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18	B2	399	410,970
LyondellBasell Industries NV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.750%	04/15/24	Ba2	1,275	1,364,250
6.000%	11/15/21	Ba2	200	219,500
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes
8.625%	11/01/19	Ba2	180	203,850
RPM International, Inc.,
Sr. Unsec’d. Notes
6.125%	10/15/19	Baa3	300	343,350
Solutia, Inc.,
Gtd. Notes
7.875%	03/15/20(a)	B1	700	819,000
TPC Group LLC,
Sr. Sec’d. Notes
8.250%	10/01/17	B1	300	317,250
Valspar Corp.,
Sr. Unsec’d. Notes
4.200%	01/15/22	Baa2	400	419,441

				8,847,511

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks — 0.6%
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31(a)	B1	$1,105	$1,295,612
Bank of America Corp.,
Sr. Unsec’d. Notes
4.500%	04/01/15	Baa1	300	309,229
5.700%	01/24/22	Baa2	200	220,259
5.875%	01/05/21	Baa1	300	327,542
5.875%	02/07/42	Baa2	100	109,538
CIT Group, Inc.,
Gtd. Notes, 144A
7.000%	05/02/16(a)	B2	280	280,700
7.000%	05/02/17	B2	979	980,808
Sr. Unsec’d. Notes
5.000%	05/15/17	B1	280	288,400
5.250%	03/15/18(a)	B1	230	237,475
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	B1	380	390,450
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.450%	01/10/17	Baa2	800	838,594
4.750%	05/19/15	A3	200	209,928
5.875%	01/30/42	Baa2	50	54,608
6.500%	08/19/13	A3	200	209,553
8.125%	07/15/39	A3	100	133,450
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
0.669%(c)	04/05/13	Ba1	53	51,482
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
4.000%	01/29/21	A1	100	103,222
Goldman Sachs Group, Inc. (The),
Sr. Notes
6.250%	02/01/41	A1	200	208,551
Sr. Unsec’d. Notes
3.700%	08/01/15	A1	500	504,419
5.750%	01/24/22	A3	200	211,121
Sub. Notes
6.750%	10/01/37	A2	200	196,011
HSBC Holdings PLC (United Kingdom),
Sub. Notes
6.500%	09/15/37	A1	150	166,422
Morgan Stanley,
Sr. Unsec’d. Notes
2.875%	07/28/14	A2	200	198,094
3.800%	04/29/16	A2	200	193,760
US Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16	Aa3	300	309,407
Wachovia Bank NA,
Sub. Notes
6.600%	01/15/38	A1	250	315,510
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	A2	1,000	1,028,963

				9,373,108

Commercial Services & Supplies — 0.7%
ADT Corp. (The),

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Gtd. Notes, 144A
3.500%	07/15/22	Baa2	$250	$250,839
Alliance Data Systems Corp.,
Unsec’d. Notes, 144A
6.375%	04/01/20(a)	NR	260	266,500
ARAMARK Corp.,
Gtd. Notes
3.966%(c)	02/01/15	B3	30	29,775
8.500%	02/01/15	B3	249	254,916
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.625%	05/01/16(a)	B3	165	168,920
Ashtead Capital, Inc.,
Gtd. Notes, 144A
6.500%	07/15/22	B2	250	250,000
BakerCorp International, Inc.,
Sr. Notes, 144A
8.250%	06/01/19	Caa1	120	119,100
Brickman Group Holdings, Inc.,
Sr. Notes, 144A
9.125%	11/01/18	B3	9	8,775
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	B1	790	815,675
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	705	743,775
7.750%	10/01/16	Ba2	65	67,194
Hertz Corp. (The),
Gtd. Notes
7.375%	01/15/21	B2	1,190	1,273,300
Gtd. Notes, 144A
6.750%	04/15/19	B2	205	213,200
Interactive Data Corp.,
Gtd. Notes
10.250%	08/01/18	Caa1	890	990,125
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	05/15/18	B3	250	255,312
Pharmaceutical Product Development, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3	420	459,375
RSC Equipment Rental, Inc./RSC Holdings III LLC,
Sr. Unsec’d. Notes
8.250%	02/01/21	Caa1	870	926,550
ServiceMaster Co.,
Gtd. Notes
8.000%	02/15/20	B3	465	506,269
UR Financing Escrow Corp.,
Gtd. Notes, 144A
7.375%	05/15/20	B3	200	209,000
7.625%	04/15/22	B3	1,611	1,687,522
Sec’d Notes, 144A
5.750%	07/15/18	Ba3	182	189,280
Verisure Holding AB (Sweden),
Notes, MTN
8.750%	12/01/18	Caa1	EUR 100	108,833
Sr. Sec’d. Notes
8.750%	09/01/18	B2	EUR 128	155,505

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Western Union Co. (The),
Sr. Unsec’d. Notes
3.650%	08/22/18	A3	$200	$216,531

				10,166,271

Computer Services & Software — 0.6%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.750%	06/15/18	Ba2	370	389,425
BMC Software, Inc.,
Sr. Unsec’d. Notes
4.250%	02/15/22	Baa2	50	50,037
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	Caa1	290	295,800
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	Ba2	180	198,000
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	Caa1	840	841,050
Sec’d Notes, 144A
8.250%	01/15/21	Caa1	1,090	1,090,000
Sr. Sec’d. Notes, 144A
7.375%	06/15/19	B1	1,150	1,173,000
Lawson Software, Inc.,
Unsec’d. Notes, 144A
9.375%	04/01/19(a)	Caa1	1,180	1,259,650
Oracle Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/20	A1	400	447,806
5.375%	07/15/40	A1	100	122,523
Sophia LP/Sophia Finance, Inc.,
Gtd. Notes, 144A
9.750%	01/15/19(a)	Caa1	355	377,188
Zayo Group LLC/Zayo Capital, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	01/01/20	B1	1,090	1,139,050
Sr. Unsec’d. Notes, 144A
10.125%	07/01/20	Caa1	990	1,051,875

				8,435,404

Computers & Peripherals — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.000%	01/05/16	Aa3	400	413,011
4.000%	06/20/42	Aa3	218	227,876
5.600%	11/30/39	Aa3	11	14,337
Spansion LLC,
Gtd. Notes
7.875%	11/15/17	B3	360	345,600
SunGard Data Systems, Inc.,
Gtd. Notes
7.375%	11/15/18	Caa1	330	353,925
7.625%	11/15/20	Caa1	530	564,450

				1,919,199

Construction & Engineering
URS Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Construction & Engineering (continued)
Sr. Unsec’d. Notes, 144A
5.000%	04/01/22	Baa3		$250	$246,942
Consumer Products & Services — 0.3%
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	B2		105	117,600
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/22	A2		150	149,997
5.300%	03/01/41	A2		400	507,718
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
8.500%	02/15/21	Caa1		140	133,000
9.875%	08/15/19	Caa1		1,695	1,758,562
Sr. Sec’d. Notes, 144A
7.125%	04/15/19	Ba3		150	157,125
7.875%	08/15/19	Ba3		1,285	1,391,012
Tupperware Brands Corp.,
Gtd. Notes
4.750%	06/01/21	Baa3		350	362,587

					4,577,601

Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20(a)	B3		410	434,600
Sr. Sec’d. Notes
7.375%	10/15/17	Ba3		EUR 150	199,317
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3		210	223,125
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20	B3		915	960,750
Ball Corp.,
Gtd. Notes
6.750%	09/15/20	Ba1		110	121,000
7.375%	09/01/19	Ba1		333	367,965
Berry Plastics Corp.,
Sec’d Notes
4.343%(c)	09/15/14	Caa1		175	171,500
9.750%	01/15/21	Caa1		305	331,688
Sr. Sec’d. Notes
8.250%	11/15/15(a)	B1		835	887,188
Crown Americas LLC/Crown Americas Capital Corp. III,
Gtd. Notes
6.250%	02/01/21	Ba3		325	355,062
Crown European Holdings SA (France),
Sr. Notes
7.125%	08/15/18	Ba1	EUR	262	358,087
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1		260	289,900
8.375%	09/15/21	B1		545	615,850
Tekni-Plex, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	06/01/19	Caa1		95	95,950

					5,411,982

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Distribution/Wholesale — 0.1%
HD Supply, Inc.,
Sec’d Notes, 144A
11.000%	04/15/20(a)	Caa1		$990	$1,065,488
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B2		711	767,880

					1,833,368

Diversified Financial Services — 1.0%
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3		330	333,300
American Capital Ltd.,
Sr. Sec’d. Notes
7.960%	12/31/13	B(d)		225	226,372
American Express Co.,
Sr. Unsec’d. Notes
8.125%	05/20/19	A3		1,400	1,864,244
8.150%	03/19/38	A3		200	316,593
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	B3		160	164,000
Credit Acceptance Corp.,
Sr. Sec’d. Notes
9.125%	02/01/17	B1		500	542,500
Dolphin Subsidiary II, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/21	Ba1		735	815,850
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust (Guernsey),
Sr. Sec’d. Notes
5.125%	11/30/24	A3		610	610,000
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class B Pass-Through Trust (Guernsey),
Sec’d Notes
6.500%	05/30/21	Baa3		450	450,000
E*Trade Financial Corp.,
Sr. Unsec’d. Notes, PIK
12.500%	11/30/17	B-(d)		995	1,140,519
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
12.000%	05/15/15	Ba1		100	124,250
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.250%	11/09/15	Aa2		400	408,115
2.900%	01/09/17	Aa2		300	309,872
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32	Aa2		200	247,637
6.875%	01/10/39	Aa2		100	129,013
Sub. Notes
6.375%(c)	11/15/67	Aa3		100	104,125
General Motors Financial Co., Inc.,
Gtd. Notes
6.750%	06/01/18	Ba3		150	163,969
House of Fraser Funding PLC (United Kingdom),
Sr. Sec’d. Notes
8.875%	08/15/18	B3	GBP	280	384,802
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3		1,895	2,013,438

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14	Ba3		$200	$211,000
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16	Aa3		100	102,840
4.350%	08/15/21	Aa3		400	422,159
5.600%	07/15/41	Aa3		300	340,092
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes
7.000%	11/01/39	A2		600	600,000
KKR Group Finance Co. LLC,
Gtd. Notes, 144A
6.375%	09/29/20	A-(d)		430	466,144
Lehman Brothers Escrow, Bonds(i)
Zero	01/01/40	NR		435	98,962
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
Zero	02/05/14	NR	EUR	900	281,891
4.750%	01/16/14	NR	EUR	415	131,296
5.375%	10/17/12	NR	EUR	50	15,819
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20	Ba3		135	134,662
Punch Taverns Finance PLC (United Kingdom),
Sr. Sec’d. Notes
7.274%	04/15/22	Baa1	GBP	30	42,403
SLM Corp.,
Unsec’d. Notes, MTN
6.000%	01/25/17	Ba1		300	309,908
UPCB Finance II Ltd. (Cayman Islands),
Sr. Sec’d. Notes
6.375%	07/01/20	Ba3	EUR	360	447,608

					13,953,383

Electric — 0.9%
AES Corp. (The),
Sr. Unsec’d. Notes
7.750%	10/15/15	Ba3		600	673,500
9.750%	04/15/16	Ba3		130	154,050
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21	Ba3		145	161,312
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/17	B1		205	220,375
7.875%	01/15/23	B1		230	250,700
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42	A3		200	213,159
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	Baa2		500	568,632
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	Baa2		500	583,101
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sec’d Notes, 144A
11.750%	03/01/22(a)	Caa3		675	690,188

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Sr. Sec’d. Notes
10.000%	12/01/20	Caa3		$4,615	$5,018,812
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	A3		300	312,292
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	Baa3		200	219,657
GenOn REMA LLC,
Pass-Through Certificates
9.237%	07/02/17	Ba1		89	87,802
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.500%	09/15/37	Baa1		250	329,120
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	B1		245	253,575
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32	Baa1		100	119,904
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21	A3		400	419,127
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	Baa2		100	100,917
4.400%	01/15/21	Baa2		500	555,901
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	Baa1		250	259,480
SCANA Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/22	Baa3		50	50,452
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21	Baa3		100	106,235
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	Baa1		100	108,661
Tokyo Electric Power Co., Inc. (The) (Japan), Bonds
4.500%	03/24/14	Baa2	EUR	1,050	1,322,134

					12,779,086

Electronic Components & Equipment Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
8.250%	03/15/18	Ba1		195	228,638

Entertainment & Leisure — 0.2%
Affinity Gaming LLC/Affinity Gaming Finance Corp.,
Gtd. Notes, 144A
9.000%	05/15/18	Caa1		155	155,000
Carlson Wagonlit BV (Netherlands),
Sr. Sec’d. Notes, 144A
6.875%	06/15/19	B1		200	205,000
Cinemark USA, Inc.,
Gtd. Notes
8.625%	06/15/19	B2		140	155,050
Cirsa Funding Luxembourg SA (Luxembourg),
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Entertainment & Leisure (continued)
8.750%	05/15/18	B3	EUR	51	$52,278
Diamond Resorts Corp.,
Sr. Sec’d. Notes
12.000%	08/15/18	B3		$800	856,000
Mattel, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/16	Baa1		50	51,362
4.350%	10/01/20	Baa1		200	213,989
NAI Entertainment Holdings LLC,
Sr. Sec’d. Notes, 144A
8.250%	12/15/17	B1		330	364,650
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18(a)	B3		970	1,071,850
Sr. Sec’d. Notes, 144A
9.500%	06/15/16	Ba2		65	70,850

					3,196,029

Environmental Control — 0.1%
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	Caa1		423	416,655
Clean Harbors, Inc.,
Sr. Sec’d. Notes
7.625%	08/15/16	Ba3		200	208,750
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.375%	10/01/22	Ba3		510	539,067

					1,164,472

Foods — 0.1%
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
7.000%	10/01/28	Baa2		200	244,178
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3		95	95,831
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1		50	56,875
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
4.125%	02/09/16	Baa2		200	217,781
6.500%	02/09/40	Baa2		200	256,918
Post Holdings, Inc.,
Gtd. Notes, 144A
7.375%	02/15/22	B1		160	168,800
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	Baa3		500	515,000

					1,555,383

Healthcare Products — 0.3%
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes
9.875%	11/01/15	Caa1		90	94,050
Biomet, Inc.,
Gtd. Notes
10.000%	10/15/17	B3		410	437,931

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Products (continued)
Gtd. Notes, PIK
10.375%	10/15/17	B3		$1,080	$1,154,250
Covidien International Finance SA (Luxembourg),
Gtd. Notes
3.200%	06/15/22	Baa1		300	309,291
6.550%	10/15/37	Baa1		150	204,943
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	B3		530	437,250
Sec’d Notes, 144A
8.750%	03/15/18	B2		555	566,100
PSS World Medical, Inc.,
Gtd. Notes, 144A
6.375%	03/01/22	Ba3		205	210,125
Teleflex, Inc.,
Gtd. Notes
6.875%	06/01/19	B1		350	371,875

					3,785,815

Healthcare Providers & Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	06/01/21	Baa1		400	439,855
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19	B1		105	108,150
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3		38	38,998
Elli Finance UK PLC (United Kingdom),
Sr. Sec’d. Notes
8.750%	06/15/19	B1	GBP	110	172,501
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.875%	01/31/22	Ba2		120	124,950
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes
6.875%	07/15/17	Ba2		669	743,426
Gtd. Notes, 144A
6.500%	09/15/18	Ba2		58	63,075
Fresenius US Finance II, Inc.,
Gtd. Notes, 144A
9.000%	07/15/15	Ba1		270	310,162
HCA, Inc.,
Sr. Sec’d. Notes
6.500%	02/15/20	Ba3		2,175	2,357,156
7.250%	09/15/20	Ba3		1,560	1,716,000
7.875%	02/15/20	Ba3		55	61,050
Humana, Inc.,
Sr. Unsec’d. Notes
8.150%	06/15/38	Baa3		150	203,101
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1		850	841,500
INC Research LLC,
Sr. Notes, 144A
11.500%	07/15/19	Caa1		250	242,500
McKesson Corp.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Providers & Services (continued)
5.700%	03/01/17	Baa2		$500	$585,452
Priory Group No. 3 PLC (United Kingdom),
Sr. Sec’d. Notes
7.000%	02/15/18	B2	GBP	257	390,425
Symbion, Inc.,
Sr. Sec’d. Notes
8.000%	06/15/16	B2		180	179,100
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18	B1		190	200,925
10.000%	05/01/18	B1		1,260	1,442,700
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.700%	02/15/21	A3		300	345,818
USPI Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/20	Caa1		185	196,100
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes, 144A
7.750%	02/01/19	B3		250	252,500

					11,015,444

Holding Companies — Diversified
Odeon & UCI Finco PLC (United Kingdom),
Sr. Sec’d. Notes
9.000%	08/01/18	B3	GBP	130	196,473
Home Builders — 0.2%
Beazer Homes USA, Inc.,
Sec’d Notes
12.000%	10/15/17	B2		370	398,212
Meritage Homes Corp.,
Gtd. Notes, 144A
7.000%	04/01/22	B1		100	103,000
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33	B1		150	123,750
Ryland Group, Inc.,
Gtd. Notes
6.625%	05/01/20	B1		190	192,850
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19	B2		720	774,000
Standard Pacific Corp.,
Gtd. Notes
8.375%	01/15/21(a)	B3		1,330	1,443,050
Toll Brothers Finance Corp.,
Gtd. Notes
5.875%	02/15/22	Ba1		170	178,804

					3,213,666

Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc.,
Sec’d Notes
10.000%	12/15/18	CCC(d)		2,929	2,002,704
Sr. Sec’d. Notes
11.250%	06/01/17	B3		865	943,931
Caesars Operating Escrow LLC/Caesars Escrow Corp.,
Sr. Sec’d. Notes, 144A
8.500%	02/15/20	B2		490	493,675

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22	Baa3	$140	$146,381
Eldorado Resorts LLC/Eldorado Capital Corp.,
Sr. Sec’d. Notes, 144A
8.625%	06/15/19	B2	70	66,500
Hospitality Properties Trust,
Sr. Unsec’d. Notes
6.700%	01/15/18	Baa2	400	437,861
MGM Resorts International,
Sr. Sec’d. Notes
10.375%	05/15/14	Ba2	80	90,200
11.125%	11/15/17	Ba2	461	517,472
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/22	Baa3	250	251,735
5.750%	02/01/18	Baa3	400	444,744
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage, 144A
5.375%	03/15/22(a)	Ba2	340	341,700

				5,736,903

Household Products/Wares — 0.1%
Libbey Glass, Inc.,
Gtd. Notes, 144A
6.875%	05/15/20	B2	220	226,050
Mead Products LLC/ACCO Brands Corp.,
Gtd. Notes, 144A
6.750%	04/30/20	B1	330	348,150
Spectrum Brands, Inc.,
Gtd. Notes, 144A
6.750%	03/15/20	B3	180	185,850
Sr. Sec’d. Notes
9.500%	06/15/18	B1	70	79,100
Sr. Sec’d. Notes, 144A
9.500%	06/15/18(a)	B1	635	717,550

				1,556,700

Insurance — 0.3%
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.200%	01/15/42	A3	600	673,863
American International Group, Inc.,
Sr. Unsec’d. Notes
6.400%	12/15/20	Baa1	200	226,295
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.900%	01/31/17	Aa2	200	203,956
2.200%	08/15/16	Aa2	200	208,072
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18	A2	700	855,707
CNO Financial Group, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	B1	250	269,375
Genworth Financial, Inc.,
Jr. Sub. Notes
6.150%(c)	11/15/66	Ba1	400	230,000
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
7.625%	09/24/21	Baa3	$190	$179,518
Markel Corp.,
Sr. Unsec’d. Notes
5.350%	06/01/21	Baa2	100	105,350
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
9.250%	04/15/19	Baa2	100	132,568
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	11/01/20	A2	700	775,978
Willis Group Holdings PLC (Ireland),
Gtd. Notes
4.125%	03/15/16	Baa3	100	104,541
XLIT Ltd. (Cayman Islands),
Gtd. Notes
5.750%	10/01/21	Baa2	300	331,892

				4,297,115

Investment Companies
Offshore Group Investments Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.500%	08/01/15	B3	340	368,900

Machinery & Equipment — 0.1%
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	Baa2	600	714,066

Manufacturing — 0.1%
Danaher Corp.,
Sr. Unsec’d. Notes
2.300%	06/23/16	A2	50	52,201
SPX Corp.,
Gtd. Notes
6.875%	09/01/17	Ba2	100	109,000
Tyco Electronics Group SA (Luxembourg),
Gtd. Notes
6.550%	10/01/17	Baa2	200	238,763
Tyco International Finance SA (Luxembourg),
Gtd. Notes
8.500%	01/15/19	A3	400	547,773

				947,737

Media — 1.1%
AMC Networks, Inc.,
Gtd. Notes, 144A
7.750%	07/15/21	B2	265	292,162
CBS Corp.,
Gtd. Notes
5.900%	10/15/40	Baa2	200	224,548
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21(a)	B1	807	859,455
7.375%	06/01/20	B1	360	395,550
Cengage Learning Acquisitions, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/15/20(a)	B2	700	724,500
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	03/01/21(a)	Caa1	400	348,000
Clear Channel Worldwide Holdings, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Gtd. Notes
9.250%	12/15/17	B2		$3,474	$3,786,660
Gtd. Notes, 144A
7.625%	03/15/20(a)	B3		1,509	1,475,048
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1		500	502,353
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.500%	03/01/16	Baa2		300	316,422
5.150%	03/15/42	Baa2		100	100,645
Discovery Communications LLC,
Gtd. Notes
4.950%	05/15/42	Baa2		500	521,821
DISH DBS Corp.,
Gtd. Notes, 144A
5.875%	07/15/22	Ba2		545	550,450
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1		230	238,050
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18	B3		140	116,550
NBCuniversal Media LLC,
Sr. Unsec’d. Notes
2.100%	04/01/14	Baa2		500	508,880
News America, Inc.,
Gtd. Notes
4.500%	02/15/21	Baa1		200	219,270
5.300%	12/15/14	Baa1		300	328,808
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18(a)	B2		980	1,085,350
ProQuest LLC/ProQuest Notes Co.,
Gtd. Notes, 144A
9.000%	10/15/18	Caa1		375	333,750
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/16	Baa1		200	206,346
Time Warner Cable, Inc.,
Gtd. Notes
6.750%	06/15/39	Baa2		100	121,878
Truven Health Analytics, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	06/01/20	Caa1		270	280,800
Unitymedia GmbH (Germany),
Sec’d Notes
9.500%	03/15/21	B3	EUR	140	192,230
Sr. Notes
9.625%	12/01/19	B3	EUR	90	123,861
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
7.500%	03/15/19	Ba3	EUR	245	322,450
8.125%	12/01/17	B1	EUR	365	494,242
Sr. Sec’d. Notes, 144A
8.125%	12/01/17	B1		736	791,200
Viacom, Inc.,
Sr. Unsec’d. Notes
4.375%	09/15/14	Baa1		200	214,088

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Ziggo Bond Co. BV (Netherlands),
Sr. Unsec’d. Notes
8.000%	05/15/18	B2	EUR	145	$199,095

					15,874,462

Metals & Mining — 0.6%
Alpha Natural Resources, Inc.,
Gtd. Notes
6.000%	06/01/19	Ba3		$285	242,962
6.250%	06/01/21(a)	Ba3		215	181,675
CONSOL Energy, Inc.,
Gtd. Notes
8.250%	04/01/20	B1		990	1,039,500
Eco-Bat Finance PLC (United Kingdom),
Gtd. Notes
7.750%	02/15/17	B1	EUR	280	353,862
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.875%	02/01/18	B1		360	363,600
7.000%	11/01/15	B1		145	147,900
Sr. Unsec’d. Notes, 144A
6.875%	04/01/22	B1		275	277,062
Global Brass and Copper, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	06/01/19	B3		230	230,575
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
8.250%	06/01/20	Ba3		170	173,400
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.000%	04/15/20	B2		110	113,300
New World Resources NV (Netherlands),
Sr. Sec’d. Notes
7.875%	05/01/18	Ba3	EUR	200	240,445
Novelis, Inc. (Canada),
Gtd. Notes
8.750%	12/15/20(a)	B2		2,405	2,591,388
Peabody Energy Corp.,
Gtd. Notes
7.875%	11/01/26	Ba1		395	403,888
Gtd. Notes, 144A
6.250%	11/15/21(a)	Ba1		1,140	1,128,600
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.250%	09/20/16	A3		250	258,435
Schmolz + Bickenbach Luxembourg SA (Luxembourg),
Gtd. Notes
9.875%	05/15/19	B1	EUR	230	265,597
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19	B3		85	81,175
Vedanta Resources PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.250%	06/07/21	Ba2		400	373,000
Xstrata Canada Financial Corp. (Canada),
Gtd. Notes, 144A
6.000%	11/15/41	Baa2		150	149,843

					8,616,207

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Office Equipment & Supplies
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	Caa1	$302	$321,630

Oil & Gas Equipment & Services — 0.1%
Chaparral Energy, Inc.,
Gtd. Notes, 144A
7.625%	11/15/22	B3	160	163,200
Laredo Petroleum, Inc.,
Gtd. Notes, 144A
7.375%	05/01/22	B3	270	280,800
Northern Oil and Gas, Inc.,
Gtd. Notes, 144A
8.000%	06/01/20	Caa1	225	223,875
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21	Ba1	675	688,500
SESI LLC,
Gtd. Notes, 144A
7.125%	12/15/21	Ba3	445	483,938

				1,840,313

Oil, Gas & Consumable Fuels — 2.0%
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20	Ba3	130	135,850
Aurora USA Oil & Gas, Inc.,
Gtd. Notes, 144A
9.875%	02/15/17	Caa1	275	281,875
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	B1	240	247,800
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16	A2	200	212,722
3.561%	11/01/21	A2	150	158,799
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes, 144A
7.875%	04/15/22	B3	150	150,000
Calfrac Holdings LP,
Gtd. Notes, 144A
7.500%	12/01/20(a)	B2	570	544,350
CCS, Inc. (Canada),
Sr. Notes, 144A
11.000%	11/15/15	Caa2	405	417,150
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21(a)	Ba3	310	299,925
6.625%	08/15/20(a)	Ba3	265	262,350
6.875%	11/15/20	Ba3	125	123,125
9.500%	02/15/15	Ba3	45	48,488
Cie Generale de Geophysique—Veritas (France),
Gtd. Notes
6.500%	06/01/21	Ba3	820	820,000
Coffeyville Resources LLC/Coffeyville Finance, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	04/01/15	Ba2	145	154,425
Concho Resources, Inc.,
Gtd. Notes
5.500%	10/01/22	B1	335	331,650

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
6.500%	01/15/22	B3	$330	$343,200
7.000%	01/15/21	B3	125	133,750
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	A1	400	553,922
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	A1	100	137,185
Continental Resources, Inc.,
Gtd. Notes
8.250%	10/01/19	B1	335	374,362
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	25	27,375
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19	Caa1	575	580,750
9.250%	12/15/17	Caa1	325	347,750
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	185	174,825
Forest Oil Corp.,
Gtd. Notes
8.500%	02/15/14	B1	100	104,000
Frac Tech Services LLC/Frac Tech Finance, Inc.,
Gtd. Notes, 144A
8.125%	11/15/18	Ba3	1,120	1,128,400
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21	B1	745	793,425
Hornbeck Offshore Services, Inc.,
Gtd. Notes, 144A
5.875%	04/01/20	Ba3	225	223,312
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.950%	04/15/22	Baa2	800	815,569
6.800%	09/15/37	Baa2	100	122,853
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21	B1	540	526,500
Gtd. Notes, 144A
6.750%	03/01/21	B1	215	208,550
Kodiak Oil & Gas Corp. (Canada),
Gtd. Notes, 144A
8.125%	12/01/19	Caa1	220	226,600
Laredo Petroleum, Inc.,
Gtd. Notes
9.500%	02/15/19	Caa2	735	819,525
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	B2	290	303,050
8.625%	04/15/20	B2	160	172,400
Gtd. Notes, 144A
6.250%	11/01/19	B2	1,620	1,587,600
6.500%	05/15/19	B2	50	49,500
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.600%	10/01/37	Baa2	100	123,670
Marathon Petroleum Corp.,

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Sr. Unsec’d. Notes
5.125%	03/01/21	Baa2	$100	$111,961
6.500%	03/01/41	Baa2	300	340,937
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.500%	03/15/21	B3	1,330	1,358,262
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20(a)	Ba2	910	969,150
Sr. Unsec’d. Notes
5.625%	07/01/24	Ba1	705	720,862
5.750%	01/30/22	Ba1	100	104,500
Noble Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	03/01/19	Baa2	300	383,522
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	Caa1	165	163,350
6.875%	01/15/23	B3	170	170,638
7.250%	02/01/19	Caa1	220	225,500
OGX Austria GmbH (Austria),
Gtd. Notes, 144A
8.375%	04/01/22	B1	695	599,438
8.500%	06/01/18(a)	B1	2,130	1,895,700
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	540	561,600
PetroBakken Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.625%	02/01/20	Caa1	845	840,775
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	100	107,777
6.750%	01/27/41	A3	100	117,298
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1	100	113,000
Gtd. Notes, 144A
4.875%	01/24/22	Baa1	300	324,000
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	330	339,075
Petronas Capital Ltd. (Malaysia),
Gtd. Notes
5.250%	08/12/19	A1	200	229,830
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	Baa1	400	420,787
Pioneer Natural Resources Co.,
Gtd. Notes
7.200%	01/15/28	Ba1	295	362,439
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	50	50,121
6.650%	03/15/17	Ba1	210	243,908
6.875%	05/01/18	Ba1	470	553,112
7.500%	01/15/20	Ba1	110	136,102
Plains Exploration & Production Co.,
Gtd. Notes
7.625%	06/01/18	B1	270	286,875

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
7.625%	04/01/20	B1		$40	$42,200
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.375%	10/01/22	Ba1		233	233,582
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	Ba3		427	421,662
5.750%	06/01/21	Ba3		1,020	1,065,900
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20(a)	B1		220	218,900
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B3		165	162,938
Gtd. Notes, 144A
8.125%	10/15/22	B3		380	383,800
SM Energy Co.,
Sr. Notes, 144A
6.500%	01/01/23	B1		100	100,750
Sr. Unsec’d. Notes
6.500%	11/15/21	B1		520	529,100
6.625%	02/15/19	B1		160	164,000
Vanguard Natural Resources LLC/VNR Finance Corp.,
Gtd. Notes
7.875%	04/01/20	Caa1		190	190,000

					29,309,933

Paper & Forest Products — 0.2%
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3		330	364,650
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.000%	11/01/17	Ba3		90	99,450
Domtar Corp.,
Gtd. Notes
4.400%	04/01/22	Baa3		600	587,848
10.750%	06/01/17	Baa3		100	128,496
Longview Fibre Paper & Packaging, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16	B2		180	180,000
NewPage Corp.,
Sr. Sec’d. Notes(i)
11.375%	12/31/14(a)	NR		875	564,375
Sappi Papier Holding GmbH (Austria),
Sr. Sec’d. Notes, 144A
7.750%	07/15/17	Ba2		200	202,500
8.375%	06/15/19	Ba2		200	200,250
Smurfit Kappa Acquisitions (Ireland),
Sr. Sec’d. Notes
7.750%	11/15/19	Ba2	EUR	100	135,725

					2,463,294

Pharmaceuticals — 0.7%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.125%	05/27/20	A1		1,400	1,584,544
6.000%	04/01/39	A1		400	530,052
Allergan, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Sr. Unsec’d. Notes
3.375%	09/15/20	A3		$200	$212,737
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2		500	523,461
4.875%	11/15/19	Baa2		500	571,785
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37	A1		500	676,984
Capsugel Financeco SCA (Luxembourg),
Gtd. Notes, 144A
9.875%	08/01/19	Caa1	EUR	100	135,409
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20	Baa3		300	336,123
5.800%	10/15/16	Baa3		300	347,294
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.950%	11/15/37	A2		300	395,146
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38	A1		200	275,014
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.900%	11/01/19	Baa1		500	568,705
Omnicare, Inc.,
Gtd. Notes
7.750%	06/01/20	Ba3		1,262	1,375,580
Pfizer, Inc.,
Sr. Unsec’d. Notes
6.200%	03/15/19	A1		500	626,675
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16(a)	B1		650	679,250
6.750%	08/15/21	B1		520	509,600
7.250%	07/15/22	B1		90	90,225

					9,438,584

Pipelines — 0.3%
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
5.875%	04/15/21	Ba3		605	586,850
6.125%	07/15/22	Ba3		320	313,600
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.125%	04/01/21(a)	B1		110	113,300
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes, 144A
7.125%	06/01/22	B2		105	103,425
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.050%	06/01/41	Baa3		100	101,546
9.000%	04/15/19	Baa3		71	88,677
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	Baa3		300	339,258
Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	05/01/19	Ba3		245	256,025

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Sr. Unsec’d. Notes, 144A
9.375%	05/01/20(a)	B2	$215	$222,794
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.500%	03/01/20	B1	110	110,825
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	Baa2	400	405,245
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
6.250%	06/15/22	Ba3	280	288,400
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	Baa2	100	119,125
8.625%	03/01/19	Baa2	200	259,544
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.000%	02/01/21	Baa3	400	451,996
Sr. Unsec’d. Notes
5.150%	06/01/42	Baa2	50	52,836
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/22	Ba3	175	174,562
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	10/01/20	A3	400	440,368
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	11/15/21	Baa3	100	103,877

				4,532,253

Real Estate — 0.2%
Realogy Corp.,
Gtd. Notes
11.500%	04/15/17	Caa3	135	127,912
Sr. Sec’d. Notes, 144A
7.625%	01/15/20(a)	B1	1,225	1,264,812
7.875%	02/15/19(a)	Caa1	1,335	1,304,962
9.000%	01/15/20	Caa1	235	242,050

				2,939,736

Real Estate Investment Trusts — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
4.625%	04/01/15	Baa3	300	317,549
4.700%	03/15/22	Baa3	400	410,634
5.050%	09/01/20	Baa3	200	210,075
5.900%	11/01/21	Baa3	200	222,563
Digital Realty Trust LP,
Gtd. Notes
5.250%	03/15/21	Baa2	200	212,902
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19(a)	B2	725	742,219
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/22	Baa2	600	636,458
Rouse Co. LP/TRC Co-Issuer, Inc.,
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
6.750%	05/01/13	BB+(d)	$350	$358,750
Simon Property Group LP,
Sr. Unsec’d. Notes
4.750%	03/15/42	A3	300	300,121
5.650%	02/01/20	A3	100	116,650

				3,527,921

Retail & Merchandising — 0.8%
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22	Baa3	500	523,577
Asbury Automotive Group, Inc.,
Gtd. Notes
8.375%	11/15/20	Caa1	185	201,650
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22	Bbb	150	154,499
4.000%	11/15/20	Baa2	500	534,427
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	03/15/19(a)	B3	430	434,838
Dollar General Corp.,
Gtd. Notes
4.125%	07/15/17	Ba2	145	146,994
Gtd. Notes, PIK
11.875%(c)	07/15/17	B1	245	260,009
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	Baa3	300	310,952
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36	A3	700	896,156
Ltd. Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	Ba1	530	545,900
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22	Baa3	200	210,275
7.450%	07/15/17	Ba1	133	161,948
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	A2	800	814,561
3.700%	02/15/42	A2	400	398,060
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21	Baa1	300	329,042
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21	Baa3	200	209,013
4.875%	01/14/21	Baa3	400	430,006
Penske Automotive Group, Inc.,
Gtd. Notes
7.750%	12/15/16	B3	150	155,625
QVC, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	07/02/22	Ba2	209	213,342
7.125%	04/15/17	Ba2	125	132,787
7.375%	10/15/20	Ba2	180	199,350
7.500%	10/01/19	Ba2	345	382,950

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail & Merchandising (continued)
Rite Aid Corp.,
Gtd. Notes, 144A
9.250%	03/15/20	Caa2	$195	$195,000
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.750%	06/01/22	Ba3	220	230,175
6.875%	11/15/19	B1	605	657,938
Toys R Us, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/16	B1	37	36,630
Walgreen Co.,
Sr. Unsec’d. Notes
5.250%	01/15/19	A2	400	455,024
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
2.800%	04/15/16	Aa2	300	321,226
5.625%	04/01/40	Aa2	100	129,134
5.625%	04/15/41	Aa2	325	422,978
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/19	Baa3	500	574,596
6.250%	03/15/18	Baa3	200	236,990
6.875%	11/15/37	Baa3	150	198,657

				11,104,309

Semiconductors & Semiconductor Equipment Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21	A1	200	213,803

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
6.875%	03/15/18	Ba3	370	385,725
7.125%	03/15/21	Ba3	430	449,350

				835,075

Storage
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20	B2	620	655,650

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.400%	08/15/16	A2	100	103,895
4.450%	05/15/21	A2	500	566,007
5.350%	09/01/40	A2	850	975,514
5.550%	08/15/41	A2	500	595,979
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	190	157,225
Consolidated Communications Finance Co.,
Gtd. Notes, 144A
10.875%	06/01/20	B3	505	525,200
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3	110	105,050
Sr. Sec’d. Notes
7.750%	05/15/16	Ba2	413	438,296
Digicel Group Ltd. (Bermuda),

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Unsec’d. Notes, 144A
9.125%	01/15/15	Caa1		$740	$747,400
10.500%	04/15/18	Caa1		400	418,000
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17(a)	B1		714	726,495
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	Baa3		150	156,689
Hughes Satellite Systems Corp.,
Sr. Sec’d. Notes
6.500%	06/15/19	Ba3		250	265,625
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A
7.250%	10/15/20	B3		595	624,750
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
11.250%	02/04/17	Caa3		330	339,900
Gtd. Notes, PIK
11.500%	02/04/17	Caa3		1,130	1,166,725
Level 3 Financing, Inc.,
Gtd. Notes
8.125%	07/01/19	B3		1,537	1,577,346
8.625%	07/15/20	Be		1,030	1,081,500
Matterhorn Mobile Holdings SA (Luxembourg),
Gtd. Notes
8.250%	02/15/20	B3	EUR	202	266,317
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20	B2		671	660,935
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2		185	158,638
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		220	237,050
Phones4u Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.500%	04/01/18	B3	GBP	175	248,038
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	Baa3		400	450,073
SBA Telecommunications, Inc.,
Gtd. Notes
8.000%	08/15/16	B1		268	285,420
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	B3		1,210	974,050
Sprint Nextel Corp.,
Gtd. Notes, 144A
7.000%	03/01/20	Ba3		930	967,200
9.000%	11/15/18	Ba3		1,540	1,720,950
Sunrise Communications International SA (Luxembourg),
Sr. Sec’d. Notes
7.000%	12/31/17	Ba3	EUR	155	208,903
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.600%	04/01/21	A3		400	458,460
4.750%	11/01/41	A3		400	439,962

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
6.900%	04/15/38	A3		$200	$275,184
Wind Acquisition Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	Ba3		400	350,000
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17	Ba3		252	274,680
Ziggo Finance BV (Netherlands),
Sr. Sec’d. Notes
6.125%	11/15/17	Ba2	EUR	255	344,486

					18,891,942

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1		550	623,725
Lorillard Tobacco Co.,
Gtd. Notes
8.125%	05/01/40	Baa2		100	123,688
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.900%	11/15/21	A2		400	411,923
5.650%	05/16/18	A2		800	966,151

					2,125,487

Transportation
Fedex Corp.,
Gtd. Notes
8.000%	01/15/19	Baa2		300	395,415
Gategroup Finance Luxembourg SA (Luxembourg),
Gtd. Notes
6.750%	03/01/19	B1	EUR	115	144,470
Gulfmark Offshore, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	03/15/22	B1		110	111,100

					650,985

TOTAL CORPORATE BONDS (cost $236,805,271)					241,284,728

FOREIGN GOVERNMENT BONDS — 0.2%
Deutsche Bundesrepublik Inflationary Linked Bonds (Germany), Bonds, TIPS
1.750%	04/15/20	Aaa	EUR	465	728,707
Unsec’d. Notes, TIPS
0.100%	04/15/23	Aaa	EUR	145	189,153
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, TIPS
2.150%	09/15/14	Baa2	EUR	135	200,024
Panama Government International (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	Baa3		100	135,000
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41	Baa2		300	367,950
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	Baa3		300	336,900
7.375%	09/18/37	Baa3		100	147,700

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%	03/30/19	Baa3		$320	$411,200
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
4.665%	01/17/24	A3		100	108,250
United Mexican States (Mexico),
Sr. Unsec’d. Notes
6.050%	01/11/40	Baa1		100	129,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	Baa1		600	646,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $3,321,975)					3,400,384

MUNICIPAL BONDS — 0.1%
California — 0.1%
City of San Francisco CA Public Utilities Commission Water Revenue, Revenue Bonds
6.000%	11/01/40	Aa3		100	122,588
State of California, General Obligation Unlimited
7.550%	04/01/39	A1		250	323,870

					446,458

Illinois
Chicago Transit Authority, Revenue Bonds
6.899%	12/01/40	Aa3		100	120,733
State of Illinois, General Obligation Unlimited
5.100%	06/01/33	A1		100	94,404

					215,137

New Jersey
New Jersey State Turnpike Authority, Revenue Bonds
7.414%	01/01/40	A3		100	146,338

TOTAL MUNICIPAL BONDS (cost $778,108)					807,933

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Arkle Master Issuer PLC (United Kingdom),
Series 2010-2A, Class 1A1, 144A
1.866%(c)	05/17/60	Aaa		950	955,146
Banc of America Alternative Loan Trust,
Series 2003-11, Class 4A1
4.750%	01/25/19	A2		460	469,222
Bear Stearns Asset Backed Securities Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	Baa2		515	518,691
Countrywide Alternative Loan Trust,
Series 2003-J1, Class 3A2
5.000%	10/25/18	B2		116	118,045
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	BBB+	(d)	265	273,181
GMAC Mortgage Corp. Loan Trust,
Series 2004-J5, Class A4
5.500%	01/25/35	A1		275	282,250

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Holmes Master Issuer PLC (United Kingdom),
Series 2007-1, Class 4A
0.567%(c)	07/15/30	Aaa	$1,100	$1,098,632
Series 2007-2A, Class 4A
0.567%(c)	07/15/20	Aaa	500	499,934
Series 2010-1A, Class A2, 144A
1.867%(c)	10/15/54	Aaa	1,100	1,104,970
Permanent Master Issuer PLC (United Kingdom),
Series 2010-1A, Class 1A, 144A
1.617%(c)	07/15/42	Aaa	1,080	1,082,027
Series 2011-1A, Class 1A1, 144A
1.867%(c)	07/15/42	Aaa	300	301,608
Westpac Securitisation Trust (Australia),
Series 2005-1G, Class A1
0.538%(c)	03/23/36	Aaa	748	744,610

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,426,505)				7,448,316

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.0%
Federal Home Loan Mortgage Corp.
3.000%	TBA		1,000	1,045,469
3.258%(c)	08/01/41		685	717,954
3.500%	04/01/32		496	525,321
3.500%	TBA		500	525,781
3.500%	TBA		1,000	1,049,062
4.000%	12/01/40		1,766	1,876,941
4.000%	TBA		1,000	1,056,719
4.000%	TBA		2,000	2,122,188
4.500%	05/01/36-10/01/39		5,100	5,452,801
4.500%	TBA		2,000	2,125,000
5.000%	01/01/37-03/01/38		2,097	2,257,465
5.000%	TBA		2,000	2,149,688
5.500%	06/01/35-08/01/38		2,223	2,422,735
6.000%	09/01/36		1,346	1,479,255
Federal National Mortgage Assoc.
2.753%(c)	08/01/41		976	1,017,987
3.000%	01/01/27		479	502,945
3.000%	TBA		2,000	2,095,312
3.500%	10/01/26-06/01/42		3,699	3,906,937
3.500%	TBA		1,000	1,056,562
4.000%	02/01/31-12/01/41		6,639	7,087,092
4.000%	TBA		2,500	2,658,594
4.500%	07/01/41-01/01/42		5,284	5,690,149
4.500%	TBA		1,000	1,071,719
5.000%	05/01/41		3,630	3,938,797
5.000%	TBA		1,000	1,077,812
5.500%	04/01/36-08/01/37		2,637	2,896,286
5.500%	TBA		1,000	1,085,195
5.500%	TBA		400	436,312
6.000%	TBA		900	989,016
6.500%	TBA		2,000	2,250,625
Government National Mortgage Assoc.
3.500%	04/20/42		996	1,065,539
3.500%	TBA		1,000	1,069,531
3.500%	TBA		1,000	1,068,750

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/15/40-05/20/42		$1,546	$1,690,709
4.000%	TBA		1,400	1,528,844
4.000%	TBA		1,500	1,636,172
4.500%	01/20/41-04/20/41		2,676	2,954,164
4.500%	TBA		3,000	3,279,844
4.500%	TBA		1,000	1,099,219
5.000%	10/20/39		1,642	1,819,163
5.000%	TBA		2,000	2,200,625
5.000%	TBA		1,000	1,104,375
5.500%	TBA		2,000	2,219,062
6.000%	09/20/38		891	999,034

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $85,564,274)				86,302,750

U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bonds
4.750%	02/15/41(k)		4,508	6,367,550
6.250%	05/15/30		3,380	5,335,120
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-01/15/22		10,802	11,681,674
0.500%	04/15/15		1,795	1,978,314
0.625%	04/15/13-07/15/21		1,497	1,692,167
0.750%	02/15/42		1,353	1,444,786
1.125%	01/15/21		295	356,994
1.250%	04/15/14		1,635	1,834,816
1.375%	01/15/20		900	1,113,129
1.625%	01/15/15		1,160	1,485,060
1.750%	01/15/28		1,080	1,485,809
1.875%	07/15/13-07/15/19		1,775	2,280,753
2.000%	01/15/14-07/15/14		1,485	1,920,203
2.000%	01/15/26(k)		615	909,652
2.125%	01/15/19-02/15/41		2,428	3,616,892
2.375%	01/15/17-01/15/27		3,345	5,212,478
2.500%	07/15/16-01/15/29		1,324	1,788,523
2.625%	07/15/17		435	573,494
3.000%	07/15/12		5	6,400
3.375%	04/15/32		220	459,307
3.625%	04/15/28		1,180	2,589,156
3.875%	04/15/29		1,220	2,758,413
U.S. Treasury Notes
0.625%	04/30/13		30,204	30,301,921
1.250%	04/15/14		1	1,016
1.750%	03/31/14		19,001	19,470,097
2.000%	04/30/16		33,614	35,452,282
2.625%	12/31/14		4,900	5,174,478

TOTAL U.S. TREASURY OBLIGATIONS (cost $143,491,492)				147,290,484

TOTAL LONG-TERM INVESTMENTS (cost $987,623,308)				999,705,081

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 37.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $545,297,048; includes $93,228,689 of cash collateral received for securities on loan)(b)(w)(Note 4)	545,297,048	$545,297,048

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 106.5% (cost $1,532,920,356)		1,545,002,129

	Principal Amount (000)#
SECURITIES SOLD SHORT — (3.7)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.
3.000% TBA	$11,800	(12,100,532)
3.500% TBA	2,800	(2,943,500)
4.000% TBA	30,300	(32,245,830)
4.500% TBA	3,800	(4,076,686)
5.000% TBA	2,000	(2,164,688)

TOTAL SECURITIES SOLD SHORT (proceeds received $53,545,239)		(53,531,236)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 102.8% (cost $1,479,375,117)		1,491,470,893
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (2.8)%		(41,138,122)

NET ASSETS — 100.0%		$1,450,332,771

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDX	Credit Derivative Index
CPI	Consumer Price Index
CVT	Convertible Security
DIP	Debtor-In-Possession
iBoxx	Bond Market Indices

Financial futures contracts open at June 30, 2012:

LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NR	Non Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,313,435; cash collateral of $93,228,689 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
151	2 Year U.S. Treasury Notes	Sep. 2012	$33,251,922	$33,248,312	$(3,610)
109	5 Year U.S. Treasury Notes	Sep. 2012	13,513,937	13,512,595	(1,342)
469	10 Year U.S. Treasury Notes	Sep. 2012	62,645,624	62,552,875	(92,749)
14	20 Year U.S. Treasury Bonds	Sep. 2012	2,087,031	2,071,562	(15,469)
21	30 Year U.S. Ultra Bonds	Sep. 2012	3,533,899	3,503,719	(30,180)
177	DAX Index	Sep. 2012	34,467,065	35,903,426	1,436,361
2,200	Euro STOXX 50	Sep. 2012	59,495,241	62,781,574	3,286,333
326	FTSE/MIB Index	Sep. 2012	26,712,857	29,489,344	2,776,487

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
2,250	Mini MSCI Emerging Markets (EM) Index	Sep. 2012	$101,563,465	$106,278,750	$4,715,285

					12,071,116

Short Positions:
2	2 Year U.S. Treasury Notes	Sep. 2012	440,531	440,375	156
7	10 Year Euro-Bund	Sep. 2012	1,268,447	1,248,165	20,282
8	20 Year U.S. Treasury Bonds	Sep. 2012	1,178,501	1,183,750	(5,249)
14	30 Year U.S. Ultra Bonds	Sep. 2012	2,310,341	2,335,813	(25,472)
123	Euro FX Currency	Sep. 2012	19,244,128	19,477,050	(232,922)
864	S&P 500 E-Mini	Sep. 2012	57,090,584	58,596,480	(1,505,896)

					(1,749,101)

					$10,322,015

(1)	Cash of $30,471,328 and U.S. Treasury Securities with a market value of $713,405 has been segregated to cover requirement for open futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 07/25/12	Bank of New York Mellon	EUR	580	$722,722	$734,149	$11,427
Expiring 07/25/12	Bank of New York Mellon	EUR	75	92,765	94,933	2,168
Expiring 07/25/12	Citigroup Global Markets	EUR	222	293,482	281,002	(12,480)
Expiring 07/25/12	Citigroup Global Markets	EUR	12	15,828	15,189	(639)
Expiring 07/25/12	Royal Bank of Scotland	EUR	325	430,962	411,376	(19,586)
Expiring 07/25/12	UBS Securities	EUR	170	213,800	215,181	1,381

				$1,769,559	$1,751,830	$(17,729)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 07/18/12	Goldman Sachs & Co.	GBP	1,219	$1,944,464	$1,908,264	$36,200
Expiring 07/18/12	UBS Securities	GBP	104	161,948	162,872	(924)
Canadian Dollar,
Expiring 07/18/12	UBS Securities	CAD	125	126,363	122,725	3,638
Euro,
Expiring 07/25/12	Citigroup Global Markets	EUR	5,672	7,487,041	7,179,466	307,575
Expiring 07/25/12	Citigroup Global Markets	EUR	1,160	1,531,200	1,468,297	62,903
Expiring 07/25/12	JPMorgan Chase	EUR	327	425,555	413,908	11,647
Expiring 07/25/12	Royal Bank of Scotland	EUR	150	188,937	189,866	(929)
Expiring 07/25/12	UBS Securities	EUR	39	50,410	49,365	1,045
Japanese Yen,
Expiring 09/04/12	Bank of New York Mellon	JPY	18,493	236,890	231,576	5,314
Expiring 09/04/12	JPMorgan Chase	JPY	18,795	234,492	235,353	(861)

				$12,387,300	$11,961,692	$425,608

Cross currency exchange contracts outstanding at June 30, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Counterparty
08/23/12	Sell	JPY	455,751	GBP	3,636	$12,017	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
$15,900	03/15/14	0.60%	3 month LIBOR	$(18,843)	$—	$(18,843)	Deutsche Bank AG(1)
5,100	01/12/19	1.67%	3 month LIBOR	(214,644)	—	(214,644)	Credit Suisse First Boston(1)
5,600	06/11/19	1.41%	3 month LIBOR	(25,934)	—	(25,934)	Credit Suisse First Boston(1)
430	06/23/21	2.67%	CPI Urban Consumers	6,352	—	6,352	Deutsche Bank AG(1)

				$(253,069)	$—	$(253,069)

(1)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.18.V2	06/20/17	5.000%	$2,475	$(83,928)	$(145,578)	$61,650	Credit Suisse First Boston
CDX.NA.IG.18.V1	06/20/17	1.000%	14,000	(84,035)	(102,588)	18,553	Credit Suisse First Boston
CDX.NA.IG.18.V1	06/20/17	1.000%	6,000	(36,015)	(60,277)	24,262	Credit Suisse First Boston

				$(203,978)	$(308,443)	$104,465

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
CCO Holdings LLC	06/20/17	5.000%	$220	6.667%	$(14,372)	$(19,733)	$5,361	Deutsche Bank AG
CCO Holdings LLC	09/20/17	8.000%	300	N/A	14,642	—	14,642	Deutsche Bank AG
CIT Group, Inc.	09/20/15	5.000%	1,500	N/A	91,708	(95,753)	187,461	Deutsche Bank AG

					$91,978	$(115,486)	$207,464

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
CDX.NA.IG.17.V1	12/20/16	$7,000	1.000%	$(8,996)	$13,538	$(22,534)	Credit Suisse First Boston
CDX.NA.IG.17.V1	12/20/16	4,200	1.000%	(5,397)	(31,240)	25,843	Deutsche Bank AG
CDX.NA.IG.17.V1	12/20/16	500	1.000%	(643)	967	(1,610)	Deutsche Bank AG
MGM Mirage	06/20/15	100	5.000%	(1,058)	6,322	(7,380)	Deutsche Bank AG
MGM Mirage	06/20/15	60	5.000%	(635)	2,847	(3,482)	Deutsche Bank AG
MGM Mirage	06/20/15	55	5.000%	(582)	2,400	(2,982)	Deutsche Bank AG
MGM Mirage	06/20/15	50	5.000%	(529)	2,523	(3,052)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
MGM Mirage	06/20/15	$50	5.000%	$(529)	$2,778	$(3,307)	Deutsche Bank AG

				$(18,369)	$135	$(18,504)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at June 30, 2012:

Counterparty	Termination Date	Notional Amount# (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston	06/15/13	$67,368	Receive rate of return on Dow-Jones-UBS Commodity Total Return Index and pay variable payments on the three month LIBOR + 20 bps.	$3,233,452	$—	$3,233,452
Credit Suisse First Boston	06/15/13	89,573	Receive rate of return on MSCI US REIT Index and pay variable payments on the one month LIBOR +27 bps.	3,140,033	—	3,140,033

				$6,373,485	$—	$6,373,485

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$254,753,348	$79,815,152	$1,937,425
Exchange Traded Funds	123,445,170	—	—
Preferred Stocks	2,266,182	—	—
Asset-Backed Securities	—	20,499,548	—
Bank Loans	—	20,377,765	349,416
Commercial Mortgage-Backed Securities	—	7,595,479	—
Convertible Bonds	—	2,131,001	—
Corporate Bonds	—	239,974,728	1,310,000
Foreign Government Bonds	—	3,400,384	—
Municipal Bonds	—	807,933	—
Residential Mortgage-Backed Securities	—	7,448,316	—
U.S. Government Agency Obligations	—	86,302,750	—
U.S. Treasury Obligations	—	147,290,484	—
Affiliated Money Market Mutual Fund	545,297,048	—	—
Short Sales – U.S. Government Agency Obligations	—	(53,531,236)	—
Other Financial Instruments*
Futures	10,322,015	—	—
Foreign Forward Currency Contracts	—	419,896	—
Interest Rate Swaps	—	(253,069)	—
Credit Default Swaps	—	278,783	14,642
Total Return Swaps	—	6,373,485	—

Total	$936,083,763	$568,931,399	$3,611,483

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (6.4% represents investments purchased with collateral from securities on loan)	37.6%
U.S. Treasury Obligations	10.2
Exchange Traded Funds	8.5
U.S. Government Agency Obligations	6.0
Oil, Gas & Consumable Fuels	4.8
Pharmaceuticals	3.8
Telecommunications	3.1
Media	2.6
Commercial Banks	2.2
Computer Services & Software	1.8
Diversified Financial Services	1.8
Retail & Merchandising	1.8
Computers & Peripherals	1.4
Commercial Services & Supplies	1.4
Asset-Backed Securities	1.4
Aerospace & Defense	1.4
Healthcare Providers & Services	1.3
Tobacco	1.3
Chemicals	1.1
Electric	1.1
Insurance	0.9
Metals & Mining	0.8
Consumer Products & Services	0.7
Healthcare Products	0.7
Hotels, Restaurants & Leisure	0.6
Manufacturing	0.6
Semiconductors & Semiconductor Equipment	0.5
Commercial Mortgage-Backed Securities	0.5
Residential Mortgage-Backed Securities	0.5

Internet Software & Services	0.5%
Foods	0.4
Containers & Packaging	0.4
Auto Parts & Equipment	0.4
Entertainment & Leisure	0.3
Beverages	0.3
Pipelines	0.3
Real Estate	0.3
Paper & Forest Products	0.3
Machinery & Equipment	0.3
Real Estate Investment Trusts	0.2
Biotechnology	0.2
Electronic Equipment & Instruments	0.2
Foreign Government Bonds	0.2
Home Builders	0.2
Electrical Equipment	0.2
Automobile Manufacturers	0.2
Distribution / Wholesale	0.2
Construction & Engineering	0.1
Oil & Gas Equipment & Services	0.1
Household Products/Wares	0.1
Advertising	0.1
Building Materials	0.1
Environmental Control	0.1
Airlines	0.1
Office Equipment & Supplies	0.1
Shipbuilding	0.1
Municipal Bonds	0.1
U.S. Government Agency Obligations	(3.7)

102.8
Liabilities in excess of other assets	(2.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange irisk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$20,438	*	Due from broker — variation margin	$174,071	*
Interest rate contracts	Unrealized appreciation on swap agreements	6,352		Unrealized depreciation on swap agreements	259,421
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	455,315		Unrealized depreciation on foreign currency forward contracts	35,419
Foreign exchange contracts	—	—		Due from broker — variation margin	232,922	*
Credit contracts	Unrealized appreciation on swap agreements	337,772		Unrealized depreciation on swap agreements	44,347
Credit contracts	Premiums paid for swap agreements	31,375		Premiums received for swap agreements	455,169
Equity contracts	Due from broker — variation margin	12,214,466	*	Due from broker — variation margin	1,505,896	*
Equity contracts	Unrealized appreciation on swap agreements	6,373,485		—	—

Total		$19,439,203			$2,707,245

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(8,864)	$(515,460)	$(52,179)	$—	$(576,503)
Foreign exchange contracts	—	1,388,864	—	106,574	1,495,438
Credit contracts	—	—	1,321,018	—	1,321,018
Equity contracts	—	(9,987,629)	16,162,334	—	6,174,705

Total	$(8,864)	$(9,114,225)	$17,431,173	$106,574	$8,414,658

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(229,719)	$(287,261)	$—	$(516,980)
Foreign exchange contracts	(903,272)	—	180,161	(723,111)
Credit contracts	—	281,483	—	281,483
Equity contracts	11,483,048	131,455	—	11,614,503

Total	$10,350,057	$125,677	$180,161	$10,655,895

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)
$250,747,504	$60,270,099	$3,808,035	$12,645,327	$10,996,667	$11,526,000	$8,306,667	$155,628,636

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $92,313,435:
Unaffiliated investments (cost $987,623,308)	$999,705,081
Affiliated investments (cost $545,297,048)	545,297,048
Deposit with broker	30,362,350
Receivable for investments sold	440,157,120
Due from broker-variation margin	8,629,580
Unrealized appreciation on swap agreements	6,717,609
Dividends and interest receivable	5,762,244
Receivable for fund share sold	3,596,741
Unrealized appreciation on foreign currency forward contracts	455,315
Tax reclaim receivable	252,151
Premiums paid for swap agreements	31,375
Prepaid expenses	805

Total Assets	2,040,967,419

LIABILITIES:
Payable for investments purchased	432,705,768
Payable to broker for collateral for securities on loan	93,228,689
Securities sold short, at value (proceeds received $53,545,239)	53,531,236
Payable to custodian and broker	9,631,217
Advisory fees payable	579,222
Premiums received for swap agreements	455,169
Unrealized depreciation on swap agreements	303,768
Accrued expenses and other liabilities	110,310
Payable for fund share repurchased	41,561
Unrealized depreciation on foreign currency forward contracts	35,419
Shareholder servicing fees payable	11,302
Deferred trustees’ fees	495
Affiliated transfer agent fee payable	492

Total Liabilities	590,634,648

NET ASSETS	$1,450,332,771

Net assets were comprised of:
Paid-in capital	$1,467,613,088
Retained earnings	(17,280,317)

Net assets, June 30, 2012	$1,450,332,771

Net asset value and redemption price per share, $1,450,332,771 / 149,126,792 outstanding shares of beneficial interest	$9.73

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$9,616,799
Unaffiliated dividend income (net of $232,344 foreign withholding tax)	5,589,214
Affiliated dividend income	455,075
Affiliated income from securities lending, net	97,170

15,758,258

EXPENSES
Advisory fees	6,483,199
Shareholder servicing fees and expenses	648,320
Custodian and accounting fees	123,000
Audit fee	25,000
Trustees’ fees	10,000
Insurance expenses	5,000
Shareholders’ reports	5,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	894
Miscellaneous	9,964

Total expenses	7,320,377
Less: advisory fee waivers and/or expense reimbursement	(150,294)
Less: shareholder servicing fee waiver	(167,333)

Net expenses	7,002,750

NET INVESTMENT INCOME	8,755,508

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,936,198
Futures transactions	(9,114,225)
Short sales transactions	(286,251)
Swap agreements transactions	17,431,173
Foreign currency transactions	(258,481)

12,708,414

Net change in unrealized appreciation (depreciation) on:
Investments	27,217,682
Futures	10,350,057
Short sales	77,453
Swap agreements	125,677
Foreign currencies	(1,451)

37,769,418

NET GAIN ON INVESTMENTS	50,477,832

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,233,340

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	April 29, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,755,508	$6,965,073
Net realized gain (loss) on investment and foreign currency transactions	12,708,414	(67,948,100)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,769,418	(8,560,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,233,340	(69,543,308)

DISTRIBUTIONS	(6,970,349)	—

FUND SHARE TRANSACTIONS:
Fund share sold [34,973,154 and 43,866,000 shares, respectively]	340,915,995	412,236,289
Fund share issued in reinvestment of distributions [733,721 and 0 shares, respectively]	6,970,349	—
Net asset value of shares issued in merger [0 and 83,523,539 shares, respectively] (Note 10)	—	835,666,098
Fund share repurchased [3,992,161 and 9,977,461 shares, respectively]	(38,186,002)	(89,989,641)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	309,700,342	1,157,912,746

TOTAL INCREASE IN NET ASSETS	361,963,333	1,088,369,438
NET ASSETS:
Beginning of period	1,088,369,438	—

End of period	$1,450,332,771	$1,088,369,438

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The)	407,900	$4,425,715

Aerospace & Defense — 4.0%
Boeing Co. (The)	86,400	6,419,520
General Dynamics Corp.	220,800	14,563,968
Honeywell International, Inc.	181,262	10,121,670
Lockheed Martin Corp.(a)	134,400	11,703,552
Northrop Grumman Corp.	220,800	14,084,832
Raytheon Co.(a)	288,000	16,297,920

		73,191,462

Agriculture — 0.2%
Philip Morris International, Inc.	38,400	3,350,784

Airlines — 0.7%
Delta Air Lines, Inc.*	1,147,838	12,568,826

Auto Parts & Related — 0.5%
Lear Corp.	124,700	4,704,931
TRW Automotive Holdings Corp.*(a)	134,400	4,940,544

		9,645,475

Automobile Manufacturers — 0.3%
Ford Motor Co.(a)	242,630	2,326,822
Oshkosh Corp.*(a)	183,300	3,840,135

		6,166,957

Beverages — 0.9%
Constellation Brands, Inc. (Class A Stock)*	307,200	8,312,832
PepsiCo, Inc.	125,226	8,848,469

		17,161,301

Biotechnology — 0.3%
Amgen, Inc.	71,204	5,200,740

Chemicals — 1.4%
CF Industries Holdings, Inc.	63,700	12,341,238
E.I. du Pont de Nemours & Co.	253,411	12,814,994

		25,156,232

Commercial Banks — 6.6%
Bank of Hawaii Corp.	38,400	1,764,480
Citigroup, Inc.	1,425,624	39,076,354
East West Bancorp, Inc.	326,300	7,654,998
Goldman Sachs Group, Inc. (The)	201,500	19,315,790
State Street Corp.	345,600	15,427,584
U.S. Bancorp	316,861	10,190,250
Wells Fargo & Co.	782,189	26,156,400

		119,585,856

Commercial Services — 1.0%
Total System Services, Inc.	152,700	3,654,111
Western Union Co. (The)	853,277	14,369,185

		18,023,296

Components — 1.2%
Corning, Inc.	1,288,974	16,666,434
Vishay Intertechnology, Inc.*(a)	608,500	5,738,155

		22,404,589

Computers — 0.3%
Lexmark International, Inc. (Class A Stock)	223,600	5,943,288

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computers & Peripherals — 2.1%
Dell, Inc.*	940,700	$11,777,564
Hewlett-Packard Co.	863,900	17,373,029
Western Digital Corp.*	298,800	9,107,424

		38,258,017

Construction & Engineering — 1.2%
Chicago Bridge & Iron Co. NV (Netherlands)	240,900	9,144,564
Jacobs Engineering Group, Inc.*(a)	358,201	13,561,490

		22,706,054

Consumer Finance — 0.8%
Discover Financial Services	431,900	14,935,102

Consumer Products & Services — 0.5%
Whirlpool Corp.	143,900	8,800,924

Containers & Packaging — 0.1%
Sealed Air Corp.(a)	141,740	2,188,466

Diversified Financial Services — 3.6%
JPMorgan Chase & Co.	1,637,045	58,491,618
NASDAQ OMX Group, Inc. (The)	346,500	7,855,155

		66,346,773

Diversified Manufacturing — 1.7%
Tyco International Ltd. (Switzerland)	578,500	30,573,725

Diversified Telecommunication Services — 3.3%
AT&T, Inc.(a)	621,836	22,174,672
Verizon Communications, Inc.(a)	871,638	38,735,593

		60,910,265

Electric Utilities — 2.1%
AES Corp. (The)*	917,700	11,774,091
Ameren Corp.	324,400	10,880,376
Southern Co. (The)	316,755	14,665,756

		37,320,223

Energy Equipment & Services — 1.2%
Halliburton Co.	344,009	9,766,416
Nabors Industries Ltd. (Bermuda)*	787,100	11,334,240

		21,100,656

Food & Staples Retailing — 1.9%
Kroger Co. (The)	826,096	19,157,166
Safeway, Inc.	643,000	11,670,450
SUPERVALU, Inc.(a)	597,000	3,092,460

		33,920,076

Food Products — 1.5%
Archer-Daniels-Midland Co.	401,946	11,865,446
Smithfield Foods, Inc.*	134,400	2,907,072
Unilever NV (Netherlands)	366,691	12,229,145

		27,001,663

Healthcare Equipment & Supplies — 0.5%
Baxter International, Inc.	172,486	9,167,631

Healthcare Products — 1.8%
Medtronic, Inc.	492,340	19,068,328
Zimmer Holdings, Inc.	208,300	13,406,188

		32,474,516

Healthcare Providers & Services — 0.5%
Cardinal Health, Inc.	203,832	8,560,944

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Services — 3.1%
Aetna, Inc.	510,129	$19,777,701
Humana, Inc.	152,000	11,770,880
LifePoint Hospitals, Inc.*	67,200	2,753,856
UnitedHealth Group, Inc.	374,300	21,896,550

		56,198,987

Home Builders — 0.1%
Thor Industries, Inc.	48,000	1,315,680

Hotels, Restaurants & Leisure — 0.3%
Wyndham Worldwide Corp.(a)	108,400	5,717,016

Household Products — 1.1%
Kimberly-Clark Corp.(a)	110,102	9,223,245
Procter & Gamble Co. (The)	182,630	11,186,087

		20,409,332

Insurance — 9.5%
ACE Ltd. (Switzerland)	142,960	10,597,625
Aflac, Inc.	170,043	7,242,131
American Financial Group, Inc.	229,400	8,999,362
American International Group, Inc.*	96,000	3,080,640
Arch Capital Group Ltd. (Bermuda)*	48,000	1,905,120
Assurant, Inc.(a)	180,500	6,288,620
Berkshire Hathaway, Inc. (Class B Stock)*	19,200	1,599,936
Chubb Corp. (The)	201,500	14,673,230
Fidelity National Financial, Inc. (Class A Stock)	182,300	3,511,098
Hartford Financial Services Group, Inc. (The)(a)	807,043	14,228,168
HCC Insurance Holdings, Inc.	77,800	2,442,920
Lincoln National Corp.	304,832	6,666,676
MetLife, Inc.	963,731	29,731,101
Protective Life Corp.(a)	283,200	8,328,912
Reinsurance Group of America, Inc.	172,800	9,194,688
RenaissanceRe Holdings Ltd. (Bermuda)	38,400	2,918,784
Travelers Cos., Inc. (The)	490,707	31,326,735
Unum Group	508,700	9,731,431
Validus Holdings Ltd. (Bermuda)	19,200	614,976

		173,082,153

Internet Services — 0.7%
Expedia, Inc.(a)	249,600	11,998,272

Machinery & Equipment — 0.6%
AGCO Corp.*	239,900	10,970,627

Manufacturing — 0.8%
Ingersoll-Rand PLC (Ireland)	288,000	12,147,840
Parker Hannifin Corp.(a)	19,200	1,476,096

		13,623,936

Media — 3.0%
Comcast Corp. (Special Class A Stock)	249,101	7,821,771
DISH Network Corp. (Class A Stock)	318,700	9,098,885
Time Warner Cable, Inc.	120,900	9,925,890
Time Warner, Inc.(a)	307,604	11,842,754
Viacom, Inc. (Class B Stock)	184,640	8,681,773
Walt Disney Co. (The)(a)	161,130	7,814,805

		55,185,878

Metals & Mining — 1.5%
Alcoa, Inc.(a)	1,809,772	15,835,505
Freeport-McMoRan Copper & Gold, Inc.	123,956	4,223,181

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Metals & Mining (continued)
Nucor Corp.	201,406	$7,633,287

		27,691,973

Miscellaneous Manufacturing — 2.1%
3M Co.	34,241	3,067,994
General Electric Co.	1,678,821	34,986,630

		38,054,624

Multi-Utilities — 1.1%
Dominion Resources, Inc.	258,068	13,935,672
NRG Energy, Inc.*	305,200	5,298,272

		19,233,944

Office Equipment — 0.4%
Pitney Bowes, Inc.(a)	470,300	7,040,391

Office Equipment & Supplies — 0.5%
Xerox Corp.	1,228,700	9,669,869

Oil & Gas — 13.6%
Apache Corp.	52,553	4,618,883
Chevron Corp.	471,026	49,693,243
ConocoPhillips	441,500	24,671,020
Devon Energy Corp.	475,900	27,597,441
Ensco PLC (United Kingdom) (Class A Stock)	158,888	7,462,969
Exxon Mobil Corp.(a)	723,194	61,883,711
Hess Corp.	93,123	4,046,194
Marathon Oil Corp.	969,353	24,786,356
Marathon Petroleum Corp.	307,200	13,799,424
Noble Corp. (Switzerland)*(a)	423,456	13,775,024
Peabody Energy Corp.	317,899	7,794,883
Weatherford International Ltd. (Switzerland)*	538,713	6,803,945

		246,933,093

Paper & Forest Products — 0.7%
Domtar Corp.	119,000	9,128,490
International Paper Co.	153,500	4,437,685

		13,566,175

Pharmaceuticals — 10.4%
Abbott Laboratories	192,000	12,378,240
Eli Lilly & Co.	584,500	25,080,895
Forest Laboratories, Inc.*	309,100	10,815,409
Johnson & Johnson	314,138	21,223,163
Merck & Co., Inc.	1,387,047	57,909,212
Pfizer, Inc.	2,721,226	62,588,198

		189,995,117

Retail — 2.5%
Best Buy Co., Inc.(a)	559,700	11,731,312
Gap, Inc. (The)	489,500	13,392,720
J.C. Penney Co., Inc.(a)	160,100	3,731,931
Macy’s, Inc.	345,600	11,871,360
RadioShack Corp.(a)	345,600	1,327,104
Walgreen Co.	87,400	2,585,292

		44,639,719

Semiconductors — 1.3%
LSI Corp.*	2,074,754	13,216,183
Marvell Technology Group Ltd. (Bermuda)	340,808	3,844,314

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Semiconductors (continued)
Micron Technology, Inc.*(a)	1,179,587	$7,443,194

		24,503,691

Software — 2.4%
CA, Inc.	28,800	780,192
Microsoft Corp.(a)	859,008	26,277,055
Oracle Corp.	323,400	9,604,980
Symantec Corp.*	502,100	7,335,681

		43,997,908

Specialty Retail — 0.7%
Foot Locker, Inc.	364,800	11,155,584
GameStop Corp. (Class A Stock)(a)	96,221	1,766,618

		12,922,202

Telecommunications — 2.2%
Cisco Systems, Inc.	2,376,251	40,800,230

TOTAL LONG-TERM INVESTMENTS (cost $1,748,429,378)		1,804,640,373

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 9.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $176,088,984; includes $161,134,181 of cash collateral for securities on loan)(b)(w)(Note 4)	176,088,984	$176,088,984

TOTAL INVESTMENTS — 108.7% (cost $1,924,518,362)		1,980,729,357
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(158,001,291)

NET ASSETS — 100.0%		$1,822,728,066

The following abbreviation is used in the Portfolio descriptions:

NASDAQ	National Association of Securities Dealers Automated Quotations

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $159,902,428; cash collateral of $161,134,181 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK VALUE PORTFOLIOX (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,804,640,373	$—	$—
Affiliated Money Market Mutual Fund	176,088,984	—	—

Total	$1,980,729,357	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Oil & Gas	13.6%
Pharmaceuticals	10.4
Affiliated Money Market Mutual Fund (8.8% represents investments purchased with collateral from securities on loan)	9.7
Insurance	9.5
Commercial Banks	6.6
Aerospace & Defense	4.0
Diversified Financial Services	3.6
Diversified Telecommunication Services	3.3
Healthcare Services	3.1
Media	3.0
Retail	2.5
Software	2.4
Telecommunications	2.2
Computers & Peripherals	2.1
Miscellaneous Manufacturing	2.1
Electric Utilities	2.1
Food & Staples Retailing	1.9
Healthcare Products	1.8
Diversified Manufacturing	1.7
Metals & Mining	1.5
Food Products	1.5
Chemicals	1.4
Semiconductors	1.3
Construction & Engineering	1.2
Components	1.2

Energy Equipment & Services	1.2%
Household Products	1.1
Multi-Utilities	1.1
Commercial Services	1.0
Beverages	0.9
Consumer Finance	0.8
Manufacturing	0.8
Paper & Forest Products	0.7
Specialty Retail	0.7
Airlines	0.7
Internet Services	0.7
Machinery & Equipment	0.6
Office Equipment & Supplies	0.5
Auto Parts & Related	0.5
Healthcare Equipment & Supplies	0.5
Consumer Products & Services	0.5
Healthcare Providers & Services	0.5
Office Equipment	0.4
Automobile Manufacturers	0.3
Computers	0.3
Hotels, Restaurants & Leisure	0.3
Biotechnology	0.3
Advertising	0.2
Agriculture	0.2
Containers & Packaging	0.1
Home Builders	0.1

108.7
Liabilities in excess of other assets	(8.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $159,902,428:
Unaffiliated investments (cost $1,748,429,378)	$1,804,640,373
Affiliated investments (cost $176,088,984)	176,088,984
Receivable for investments sold	40,103,764
Receivable for fund share sold	2,417,711
Dividends receivable	2,050,492
Prepaid expenses	3,104

Total Assets	2,025,304,428

LIABILITIES:
Payable to broker for collateral for securities on loan	161,134,181
Payable for investments purchased	33,543,995
Payable for fund share repurchased	3,688,155
Loan payable	3,571,000
Advisory fees payable	507,643
Accrued expenses and other liabilities	117,123
Shareholder servicing fees payable	13,773
Affiliated transfer agent fee payable	492

Total Liabilities	202,576,362

NET ASSETS	$1,822,728,066

Net assets were comprised of:
Paid-in capital	$1,750,387,228
Retained earnings	72,340,838

Net assets, June 30, 2012	$1,822,728,066

Net asset value and redemption price per share, $1,822,728,066 / 206,375,432 outstanding shares of beneficial interest	$8.83

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $59,242 foreign withholding tax)	$21,421,885
Affiliated income from securities lending, net	310,907
Affiliated dividend income	41,373

21,774,165

EXPENSES
Advisory fees	8,605,845
Shareholder servicing fees and expenses	1,012,452
Custodian and accounting fees	115,000
Loan interest expense (Note 7)	27,538
Trustees’ fees	15,000
Insurance expenses	11,000
Audit fee	10,000
Commitment fee on syndicated credit agreement	8,000
Legal fees and expenses	6,000
Transfer agent’s fees and expenses (includingaffiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Miscellaneous	6,769

Total expenses	9,826,604
Less: shareholder servicing fee waiver	(312,986)

Net expenses	9,513,618

NET INVESTMENT INCOME	12,260,547

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	68,145,226
Net change in unrealized appreciation (depreciation) on investments	(2,770,554)

NET GAIN ON INVESTMENTS	65,374,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,635,219

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$12,260,547	$22,424,349
Net realized gain on investment and foreign currency transactions	68,145,226	23,726,767
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,770,554)	(121,961,258)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,635,219	(75,810,142)

DISTRIBUTIONS	(22,457,433)	(13,243,131)

FUND SHARE TRANSACTIONS:
Fund share sold [64,347,682 and 143,438,398 shares, respectively]	582,373,430	1,230,948,500
Fund share issued in reinvestment of distributions [2,620,471 and 1,498,092 shares, respectively]	22,457,433	13,243,131
Fund share repurchased [59,658,849 and 124,534,031 shares, respectively]	(531,433,523)	(998,615,961)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	73,397,340	245,575,670

TOTAL INCREASE IN NET ASSETS	128,575,126	156,522,397
NET ASSETS:
Beginning of period	1,694,152,940	1,537,630,543

End of period	$1,822,728,066	$1,694,152,940

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS
Apartment — 16.7%
American Campus Communities, Inc., REIT	144,812	$6,513,644
Apartment Investment & Management Co.
(Class A Stock), REIT(a)	445,646	12,045,811
AvalonBay Communities, Inc., REIT(a)	113,958	16,122,778
Campus Crest Communities, Inc., REIT(a)	35,673	370,642
Education Realty Trust, Inc., REIT	301,589	3,341,606
Equity Residential, REIT(a)	494,660	30,846,998
Essex Property Trust, Inc., REIT(a)	48,694	7,494,980
Mid-America Apartment Communities, Inc., REIT(a)	159,493	10,883,802
UDR, Inc., REIT	271,999	7,028,454

		94,648,715

Diversified Operations — 13.7%
American Assets Trust, Inc., REIT	164,334	3,985,100
American Tower Corp., REIT	134,747	9,420,163
Colonial Properties Trust, REIT(a)	261,566	5,791,071
Digital Realty Trust, Inc., REIT	165,925	12,455,990
DuPont Fabros Technology, Inc., REIT(a)	204,258	5,833,609
Retail Properties of America, Inc., REIT	251,190	2,441,567
Vornado Realty Trust, REIT	453,114	38,052,514

		77,980,014

Healthcare — 8.3%
Brookdale Senior Living, Inc.*	229,616	4,073,388
HCP, Inc., REIT(a)	488,836	21,582,109
Health Care REIT, Inc., REIT(a)	47,598	2,774,963
Ventas, Inc., REIT	295,268	18,637,316

		47,067,776

Hotels — 6.7%
Hersha Hospitality Trust, REIT(a)	883,942	4,667,214
Host Hotels & Resorts, Inc., REIT(a)	956,030	15,124,395
Hyatt Hotels Corp. (Class A Stock)*	231,390	8,598,452
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*(a)	513,581	4,298,673
Starwood Hotels & Resorts Worldwide, Inc.	105,678	5,605,161

		38,293,895

Industrial — 6.3%
ProLogis, Inc., REIT	1,078,584	35,841,346

Manufactured Home — 1.0%
Equity LifeStyle Properties, Inc., REIT	82,652	5,700,508

Office — 11.0%
Alexandria Real Estate Equities, Inc., REIT(a)	90,144	6,555,272
Boston Properties, Inc., REIT(a)	178,881	19,385,334
Brookfield Office Properties, lnc. (Canada)(a)	766,459	13,351,716
Hudson Pacific Properties, Inc., REIT	235,582	4,101,483
Kilroy Realty Corp., REIT(a)	52,865	2,559,195
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT(a)	300,915	5,178,747
SL Green Realty Corp., REIT(a)	143,542	11,517,810

		62,649,557

Office Property — 1.2%
Corporate Office Properties Trust, REIT	301,117	7,079,261

	Shares	Value (Note 2)
COMMON STOCKS (Continued)
Office/Industrial — 1.3%
Liberty Property Trust, REIT(a)	199,456	$7,347,959

Regional Mall — 20.1%
General Growth Properties, Inc., REIT(a)	1,317,509	23,833,738
Macerich Co. (The), REIT(a)	137,887	8,142,227
Simon Property Group, Inc., REIT	435,594	67,804,562
Tanger Factory Outlet Centers, REIT	202,649	6,494,900
Taubman Centers, Inc., REIT	105,185	8,116,075

		114,391,502

Self Storage — 7.2%
Extra Space Storage, Inc., REIT(a)	296,377	9,069,136
Public Storage, REIT	218,584	31,565,715

		40,634,851

Shopping Centers — 4.1%
Alexander’s, Inc., REIT	9,894	4,265,402
Federal Realty Investment Trust	13,563	1,411,773
Regency Centers Corp., REIT	236,336	11,242,504
Weingarten Realty Investors, REIT(a)	251,437	6,622,851

		23,542,530

Storage — 0.6%
CubeSmart, REIT	269,784	3,148,379

TOTAL LONG-TERM INVESTMENTS (cost $509,118,362)		558,326,293

SHORT-TERM INVESTMENT — 20.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $114,131,395; includes $101,739,855 of cash collateral for securities on loan)(b)(w)(Note 4)	114,131,395	114,131,395

TOTAL INVESTMENTS — 118.3% (cost $623,249,757)		672,457,688
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.3)%		(104,204,237)

NET ASSETS — 100.0%		$568,253,451

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $101,698,259; cash collateral of $101,739,855 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchnge rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$558,326,293	$—	$—
Affiliated Money Market Mutual Fund	114,131,395	—	—

Total	$672,457,688	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Regional Mall	20.1%
Affiliated Money Market Mutual Fund (17.9% represents investments purchased with collateral from securities on loan)	20.1
Apartment	16.7
Diversified Operations	13.7
Office	11.0
Healthcare	8.3
Self Storage	7.2

Hotels	6.7%
Industrial	6.3
Shopping Centers	4.1
Office/Industrial	1.3
Office Property	1.2
Manufactured Home	1.0
Storage	0.6

118.3
Liabilities in excess of other assets	(18.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $101,698,259:
Unaffiliated investments (cost $509,118,362)	$558,326,293
Affiliated investments (cost $114,131,395)	114,131,395
Receivable for investments sold	4,012,904
Receivable for fund share sold	1,626,181
Dividends and interest receivable	979,992
Prepaid expenses	594

Total Assets	679,077,359

LIABILITIES:
Payable to broker for collateral for securities on loan	101,739,855
Payable for investments purchased	8,851,545
Advisory fees payable	168,675
Accrued expenses and other liabilities	57,433
Shareholder servicing fees payable	5,420
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	488

Total Liabilities	110,823,908

NET ASSETS	$568,253,451

Net assets were comprised of:
Paid-in capital	$481,612,213
Retained earnings	86,641,238

Net assets, June 30, 2012	$568,253,451

Net asset value and redemption price per share, $568,253,451 / 78,898,746 outstanding shares of beneficial interest	$7.20

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $29,935 foreign withholding tax)	$4,137,071
Affiliated income from securities lending, net	92,698
Affiliated dividend income	19,475
Unaffiliated interest income	9

4,249,253

EXPENSES
Advisory fees	2,975,237
Shareholder servicing fees and expenses	297,524
Custodian and accounting fees	51,000
Audit fee	10,000
Trustees’ fees	8,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Insurance expenses	3,000
Loan interest expense (Note 7)	2,265
Miscellaneous	5,893

Total expenses	3,373,919

Less: shareholder servicing fee waiver	(34,558)
Net expenses	3,339,361

NET INVESTMENT INCOME	909,892

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	46,704,840
Net change in unrealized appreciation (depreciation) on investments	24,580,093

NET GAIN ON INVESTMENTS	71,284,933

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,194,825

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$909,892	$8,042,292
Net realized gain on investment transactions	46,704,840	60,430,090
Net change in unrealized appreciation (depreciation) on investments	24,580,093	(62,059,403)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	72,194,825	6,412,979

DISTRIBUTIONS	(8,046,948)	(4,100,446)

FUND SHARE TRANSACTIONS:
Fund share sold [20,883,114 and 46,696,487 shares, respectively]	143,564,801	293,839,149
Fund share issued in reinvestment of distributions [1,156,171 and 637,705 shares, respectively]	8,046,948	4,100,446
Fund share repurchased [25,483,154 and 55,129,636 shares, respectively]	(179,079,764)	(318,603,554)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(27,468,015)	(20,663,959)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	373,605

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,679,862	(17,977,821)
NET ASSETS:
Beginning of period	531,573,589	549,551,410

End of period	$568,253,451	$531,573,589

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 97.6%
Advertising — 0.7%
Millennial Media, Inc.*(a)	146,400	$1,931,016
National CineMedia, Inc.	133,000	2,017,610

		3,948,626

Aerospace & Defense — 1.8%
Innovative Solutions & Support, Inc.*	1,049,549	3,453,016
Teledyne Technologies, Inc.*	121,250	7,475,063

		10,928,079

Automotive Parts — 0.5%
CLARCOR, Inc.	67,700	3,260,432

Biotechnology — 1.6%
Amarin Corp. PLC (United Kingdom),
ADR*(a)	623,000	9,008,580
BELLUS Health, Inc. (Canada)*	15,039	10,528
Repligen Corp.*	101,474	436,338

		9,455,446

Building Materials — 1.3%
Eagle Materials, Inc.	24,984	932,903
Lennox International, Inc.	40,551	1,890,893
Owens Corning*(a)	177,400	5,062,996

		7,886,792

Business Services — 3.0%
CoStar Group, Inc.*(a)	81,572	6,623,646
Ctrip.com International Ltd. (Cayman Islands), ADR*(a)	112,500	1,885,500
Kenexa Corp.*	323,619	9,394,660

		17,903,806

Cable Television — 0.6%
Central European Media Enterprises Ltd. (Bermuda) (Class A Stock)*(a)	765,312	3,887,785

Chemicals — 1.5%
Eastman Chemical Co.	180,200	9,076,674

Clothing & Apparel — 0.4%
Brunello Cucinelli SpA (Italy)*	157,000	2,233,207

Commercial Banks — 1.7%
Popular, Inc. (Puerto Rico)*	200,100	3,323,661
Walker & Dunlop, Inc.*(a)	531,900	6,834,915

		10,158,576

Commercial Services — 1.9%
iSoftStone Holdings Ltd. (Cayman Islands), ADS*(a)	155,600	886,920
MoneyGram International, Inc.*	185,400	2,706,840
RPX Corp.*	110,000	1,578,500
TNS, Inc.*	162,200	2,909,868
VistaPrint NV (Netherlands)*(a)	54,200	1,750,660
Zillow, Inc.*(a)	35,414	1,368,043

		11,200,831

Computer Services & Software — 8.1%
Cinedigm Digital Cinema Corp.*	483,000	724,500
Cinedigm Digital Cinema Corp. (Class A Stock)*	1,857,787	2,786,681
CommVault Systems, Inc.*	218,800	10,845,916
Envestnet, Inc.*	600,900	7,210,800

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computer Services & Software (continued)
Exa Corp.*	137,100	$1,454,631
IHS, Inc. (Class A Stock)*	27,550	2,967,962
LivePerson, Inc.*(a)	85,052	1,621,091
OCZ Technology Group, Inc.*(a)	465,000	2,464,500
RADWARE Ltd. (Israel)*	247,115	9,462,033
Riverbed Technology, Inc.*	49,700	802,655
Syntel, Inc.	65,749	3,990,964
Telecity Group PLC (United Kingdom)*	374,000	4,713,544

		49,045,277

Consumer Products & Services — 1.1%
Vitamin Shoppe, Inc.*(a)	115,400	6,338,922

Containers & Packaging — 0.6%
Greatview Aseptic Packaging Co. Ltd. (Cayman Islands)*	6,760,000	3,563,616

Distribution/Wholesale — 0.8%
MRC Global, Inc.*(a)	230,100	4,896,528

Diversified Financial Services — 0.2%
Power Finance Corp. Ltd. (India)*	422,000	1,361,393

Electric — 0.4%
ITC Holdings Corp.	34,700	2,391,177

Electrical Equipment — 0.1%
Satcon Technology Corp.*(a)	2,974,876	682,437

Energy – Alternate Sources — 1.1%
Gevo, Inc.*	1,170,000	5,814,900
Syntroleum Corp.*(a)	1,384,769	934,719

		6,749,619

Engineering & Construction — 1.0%
Chicago Bridge & Iron Co. NV (Netherlands)	166,000	6,301,360

Entertainment & Leisure — 0.6%
Penn National Gaming, Inc.*(a)	81,862	3,650,227

Financial Services — 2.3%
Affiliated Managers Group, Inc.*	69,400	7,595,830
Air Lease Corp.*(a)	318,100	6,167,959

		13,763,789

Food — 0.6%
Annie’s, Inc.*(a)	85,474	3,577,942

Healthcare Products — 0.9%
DexCom, Inc.*	440,000	5,702,400

Healthcare Services — 3.1%
Protalix BioTherapeutics, Inc.*(a)	1,530,132	8,767,656
Seattle Genetics, Inc.*(a)	393,900	10,001,121

		18,768,777

Home Builders — 0.7%
Meritage Homes Corp.*	115,296	3,913,146

Hotels & Motels — 1.4%
Melco Crown Entertainment Ltd. (Cayman Islands), ADR*(a)	251,923	2,902,153
NagaCorp Ltd. (Cayman Islands)	9,655,813	4,317,868
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	122,431	1,024,747

		8,244,768

Household Products — 1.0%
Samsonite International SA (Luxembourg)	3,467,000	5,791,777

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Internet Services — 5.7%
Acquity Group Ltd. (Cayman Islands), ADR*	365,548	$3,600,648
Active Network, Inc. (The)*	42,096	647,857
ASOS PLC (United Kingdom)*(a)	51,761	1,441,860
Brightcove, Inc.*(a)	151,968	2,317,512
BroadSoft, Inc.*(a)	168,800	4,888,448
CDON Group AB (Sweden)*	26,800	158,845
Constant Contact, Inc.*(a)	402,869	7,203,298
MercadoLibre, Inc.	12,128	919,302
NIC, Inc.	234,800	2,981,960
Shutterfly, Inc.*(a)	118,800	3,645,972
WebMediaBrands, Inc.*	1,181,298	744,218
Yoox SpA (Italy)*(a)	413,400	5,980,148

		34,530,068

Manufacturing — 1.1%
EnPro Industries, Inc.*	49,576	1,852,655
Trinity Industries, Inc.	191,500	4,783,670

		6,636,325

Medical Supplies & Equipment — 2.2%
Conceptus, Inc.*	354,900	7,034,118
Corcept Therapeutics, Inc.*	161,524	725,243
Corcept Therapeutics, Inc., PIPE*	123,242	553,357
Insulet Corp.*(a)	237,400	5,073,238

		13,385,956

Oil, Gas & Consumable Fuels — 2.8%
Baytex Energy Corp. (Canada)	40,600	1,709,666
Edgen Group, Inc.*	356,900	2,683,888
Kodiak Oil & Gas Corp. (Canada)*	400,000	3,284,000
Range Resources Corp.	48,600	3,006,882
Vermilion Energy, Inc. (Canada)	67,700	3,056,840
Whiting Petroleum Corp.*	72,159	2,967,178

		16,708,454

Pharmaceuticals — 20.3%
Achillion Pharmaceuticals, Inc.*(a)	314,474	1,949,739
Adaltis, Inc. (Canada), (OTC)*(g)	41,000	—
Adaltis, Inc. (Canada), (TSX)*(g)	172,400	—
Alexza Pharmaceuticals, Inc.*(a)	307,353	1,303,177
Auxilium Pharmaceuticals, Inc.*	63,700	1,712,893
Catalyst Pharmaceutical Partners, Inc.*(a)	1,212,574	654,790
Cubist Pharmaceuticals, Inc.*(a)	332,300	12,597,493
Dynavax Technologies Corp.*(a)	11,771,261	50,851,848
Progenics Pharmaceuticals, Inc.*	968,600	9,472,908
Regeneron Pharmaceuticals, Inc.*(a)	30,400	3,472,288
Sagent Pharmaceuticals, Inc.*(a)	245,000	4,429,600
Salix Pharmaceuticals Ltd.*(a)	134,400	7,316,736
Threshold Pharmaceuticals, Inc.*(a)	650,000	4,810,000
Vical, Inc.*	856,700	3,084,120
Vivus, Inc.*(a)	418,000	11,929,720
Warner Chilcott PLC (Ireland) (Class A Stock)*	272,100	4,876,032
YM Biosciences, Inc. (Canada)*	1,976,600	3,913,668

		122,375,012

Real Estate — 0.8%
China Housing & Land Development, Inc.*(a)	165,838	326,701

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate (continued)
LPS Brasil Consultoria de Imoveis SA (Brazil)	269,500	$4,602,365

		4,929,066

Real Estate Investment Trust – Mortgage — 0.3%
Summit Hotel Properties, Inc.	208,200	1,742,634

Real Estate Investment Trusts — 0.5%
Campus Crest Communities, Inc.	24,024	249,609
Fibra Uno Administracion SA de CV (Mexico)(a)	1,205,890	2,476,921

		2,726,530

Restaurants — 2.0%
International Meal Co. Holdings SA (Brazil)	1,311,565	12,158,994

Retail & Merchandising — 9.9%
Arezzo Industria e Comercio SA (Brazil)	662,147	9,718,742
Dick’s Sporting Goods, Inc.	192,000	9,216,000
Gordmans Stores, Inc.*(a)	294,732	4,863,078
Ignite Restaurant Group, Inc.*	81,000	1,466,910
Lululemon Athletica, Inc.*(a)	160,858	9,591,963
MSC Industrial Direct Co., Inc. (Class A Stock)	115,800	7,590,690
Salvatore Ferragamo Italia SpA (Italy)	583,300	12,167,147
Ulta Salon Cosmetics & Fragrance, Inc.	53,934	5,036,357

		59,650,887

Savings & Loan — 0.6%
EverBank Financial Corp.*	331,087	3,598,916

Semiconductors — 4.4%
Mellanox Technologies Ltd. (Israel)*(a)	111,645	7,908,932
Microsemi Corp.*	337,006	6,231,241
Mindspeed Technologies, Inc.*(a)	1,350,000	3,321,000
Nova Measuring Instruments Ltd. (Israel)*	738,668	6,441,185
RDA Microelectronics, Inc. (Cayman Islands), ADR*(a)	215,000	2,158,600
Rubicon Technology, Inc.*(a)	47,495	484,449

		26,545,407

Software — 1.7%
inContact, Inc.*	220,300	1,103,703
Jive Software, Inc.*(a)	83,100	1,744,269
ServiceNow, Inc.*	176,100	4,332,060
Synchronoss Technologies, Inc.*	163,800	3,025,386

		10,205,418

Telecommunications — 2.0%
Gilat Satellite Networks Ltd. (Israel)*	628,100	1,947,110
hiSoft Technology International Ltd. (Cayman Islands), ADR*	207,495	2,973,403
IPG Photonics Corp.*(a)	62,000	2,702,580
tw telecom, Inc.*	175,726	4,509,129

		12,132,222

Textiles — 0.3%
Cia Hering (Brazil)	88,463	1,680,290

Transportation — 4.0%
Aramex PJSC (United Arab Emirates)	16,480,000	7,895,450
Atlas Air Worldwide Holdings, Inc.*	151,600	6,596,116
Old Dominion Freight Line, Inc.*	123,900	5,363,631

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Transportation (continued)
Ryder System, Inc.	126,393	$4,551,412

		24,406,609

TOTAL COMMON STOCKS (cost $554,937,910)		588,096,197

	Units
WARRANTS* — 0.3%
Energy – Alternate Sources
Syntroleum Corp., expiring 07/16/16	615,342	123,068

Medical Supplies & Equipment
Corcept Therapeutics, Inc., expiring 03/29/15	43,135	96,622

Pharmaceuticals — 0.3%
Alexza Pharmaceuticals, Inc., expiring 02/23/17	1,375,000	583,000
Cortex Pharmaceuticals, Inc., expiring 08/28/12	55,040	—
Dynavax Technologies Corp., expiring 04/16/15	173,656	606,059
Point Therapeutics, Inc., expiring 07/01/12	84,270	—
Threshold Pharmaceuticals, Inc., expiring 10/05/14	90,745	528,136

		1,717,195

TOTAL WARRANTS (cost $38,442)		1,936,885

TOTAL LONG-TERM INVESTMENTS (cost $554,976,352)		590,033,082

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 27.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund (cost $162,619,085; includes $149,848,159 of cash collateral for securities on loan)(b)(w)(Note 4)	162,619,085	$162,619,085

TOTAL INVESTMENTS — 124.9% (cost $717,595,437)		752,652,167
LIABILITIES IN EXCESS OF OTHER ASSETS — (24.9)%		(149,809,606)

NET ASSETS — 100.0%		$602,842,561

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security
OTC	Over-The-Counter
PIPE	Private Investment In Public Equity
TSX	Toronto Stock Exchange

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,184,614; cash collateral of $149,848,159 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$545,930,671	$41,441,026	$724,500
Warrants	528,136	1,189,059	219,690
Affiliated Money Market Mutual Fund	162,619,085	—	—

Total	$709,077,892	$42,630,085	$944,190

Fair value of Level 2 investments at 12/31/11 was $1,108,707. $29,517,548 was transferred into Level 2 from Level 1 at 6/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlierclosing of foreign markets.

It is the Portfolio’s policy to recognized transfers in and out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (24.9% represents investments purchased with collateral from securities on loan)	27.0%
Pharmaceuticals	20.6
Retail & Merchandising	9.9
Computer Services & Software	8.1
Internet Services	5.7
Semiconductors	4.4
Transportation	4.0
Healthcare Services	3.1
Business Services	3.0
Oil, Gas & Consumable Fuels	2.8
Financial Services	2.3
Medical Supplies & Equipment	2.2
Restaurants	2.0
Telecommunications	2.0
Commercial Services	1.9
Aerospace & Defense	1.8
Software	1.7
Commercial Banks	1.7
Biotechnology	1.6
Chemicals	1.5
Hotels & Motels	1.4
Building Materials	1.3
Energy – Alternate Sources	1.1
Manufacturing	1.1
Consumer Products & Services	1.1
Engineering & Construction	1.0
Household Products	1.0
Healthcare Products	0.9
Real Estate	0.8
Distribution/Wholesale	0.8
Advertising	0.7
Home Builders	0.7
Cable Television	0.6

Entertainment & Leisure	0.6%
Savings & Loan	0.6
Food	0.6
Containers & Packaging	0.6
Automotive Parts	0.5
Real Estate Investment Trusts	0.5
Electric	0.4
Clothing & Apparel	0.4
Real Estate Investment Trust – Mortgage	0.3
Textiles	0.3
Diversified Financial Services	0.2
Electrical Equipment	0.1

124.9
Liabilities in excess of other assets	(24.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,936,885	—	$—

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(5,932)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$1,141,250

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $148,184,614:
Unaffiliated investments (cost $554,976,352)	$590,033,082
Affiliated investments (cost $162,619,085)	162,619,085
Receivable for investments sold	24,224,059
Receivable for fund share sold	3,010,101
Dividends receivable	419,180
Tax reclaim receivable	22,685
Prepaid expenses	3,358

Total Assets	780,331,550

LIABILITIES:
Payable to broker for collateral for securities on loan	149,848,159
Payable for investments purchased	27,244,264
Advisory fees payable	241,427
Accrued expenses and other liabilities	126,984
Payable for fund share repurchased	22,018
Shareholder servicing fees payable	5,645
Affiliated transfer agent fee payable	492

Total Liabilities	177,488,989

NET ASSETS	$602,842,561

Net assets were comprised of:
Paid-in capital	$580,199,447
Retained earnings	22,643,114

Net assets, June 30, 2012	$602,842,561

Net asset value and redemption price per share, $602,842,561 / 65,125,875 outstanding shares of beneficial interest	$9.26

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $81,669 foreign withholding tax)	$1,746,857
Affiliated income from securities lending, net	1,027,332
Affiliated dividend income	23,604

2,797,793

EXPENSES
Advisory fees	3,153,353
Shareholder servicing fees and expenses	331,932
Custodian and accounting fees	165,000
Audit fee	10,000
Trustees’ fees	8,000
Commitment fee on syndicated credit agreement	5,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Insurance expenses	4,000
Shareholders’ reports	4,000
Loan interest expense (Note 7)	3,089
Miscellaneous	17,863

Total expenses	3,712,237
Less: shareholder servicing fee waiver	(44,880)

Net expenses	3,667,357

NET INVESTMENT LOSS	(869,564)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	19,507,799
Foreign currency transactions	(33,509)

19,474,290

Net change in unrealized appreciation (depreciation) on:
Investments	67,124,211
Foreign currencies	17,663

67,141,874

NET GAIN ON INVESTMENTS	86,616,164

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,746,600

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(869,564)	$(2,496,085)
Net realized gain on investment and foreign currency transactions	19,474,290	72,570,835
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	67,141,874	(196,509,334)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,746,600	(126,434,584)

DISTRIBUTIONS	—	(2,520,572)

FUND SHARE TRANSACTIONS:
Fund share sold [21,267,318 and 41,836,489 shares, respectively]	194,079,965	354,411,040
Fund share issued in reinvestment of distributions [0 and 274,572 shares, respectively]	—	2,520,572
Net asset value of shares issued in merger [0 and 18,272,020 shares, respectively] (Note 10)	—	182,989,144
Fund share repurchased [21,144,276 and 65,368,695 shares, respectively]	(198,115,970)	(537,889,888)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(4,036,005)	2,030,868

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,710,595	(126,924,288)
NET ASSETS:
Beginning of period	521,131,966	648,056,254

End of period	$602,842,561	$521,131,966

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS — 97.3%
Apparel — 2.8%
NIKE, Inc. (Class B Stock)	311,281	$27,324,246

Banks — 1.6%
Northern Trust Corp.	349,513	16,084,588

Beverages — 2.4%
PepsiCo, Inc.	340,064	24,028,922

Chemicals — 3.0%
Praxair, Inc.	267,838	29,122,026

Commercial Services — 2.7%
MasterCard, Inc. (Class A Stock)	61,974	26,655,637

Computers — 11.3%
Apple, Inc.*	148,845	86,925,480
NetApp, Inc.*(a)	783,481	24,930,365

		111,855,845

Cosmetics/Personal Care — 3.2%
Avon Products, Inc.	474,602	7,693,298
Procter & Gamble Co. (The)	395,176	24,204,530

		31,897,828

Diversified Financial Services — 3.5%
American Express Co.	592,920	34,513,873

Electronic Components & Equipment — 1.4%
Honeywell International, Inc.	252,613	14,105,910

Financials — 2.8%
CME Group, Inc.	102,387	27,450,979

Healthcare Products — 2.2%
St. Jude Medical, Inc.	547,209	21,839,111

Internet Services — 11.9%
Amazon.com, Inc.*	79,749	18,210,684
Equinix, Inc.*(a)	163,906	28,790,089
Facebook, Inc. (Class A Stock)(a)	518,555	16,137,432
Google, Inc. (Class A Stock)*	94,183	54,632,733

		117,770,938

Lodging — 2.7%
Marriott International, Inc. (Class A Stock)	681,985	26,733,812

Oil & Gas — 2.7%
Devon Energy Corp.	162,329	9,413,459
Halliburton Co.	589,573	16,737,978

		26,151,437

Oil & Gas Services — 4.3%
Schlumberger Ltd. (Netherlands)	646,385	41,956,850

Pharmaceuticals — 4.9%
Abbott Laboratories	461,467	29,750,778
Teva Pharmaceutical Industries Ltd. (Israel), ADR	473,519	18,675,589

		48,426,367

Real Estate — 2.8%
CBRE Group, Inc. (Class A Stock)*	1,695,207	27,733,587

Real Estate Investment Trusts — 5.8%
American Tower Corp.	819,724	57,306,905

Retailing — 10.3%
Costco Wholesale Corp.	379,544	36,056,680
Lowe’s Cos., Inc.(a)	978,937	27,840,968

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retailing (continued)
PVH Corp.	196,236	$15,265,198
Urban Outfitters, Inc.*(a)	793,979	21,905,881

		101,068,727

Semiconductors — 7.9%
QUALCOMM, Inc.	942,740	52,491,763
Xilinx, Inc.	767,289	25,757,892

		78,249,655

Software — 3.6%
Oracle Corp.	825,915	24,529,676
salesforce.com, Inc.*(a)	76,347	10,555,736

		35,085,412

Telecommunications — 3.5%
Crown Castle International Corp.*	586,574	34,408,431

TOTAL COMMON STOCKS (cost $875,479,445)		959,771,086

EXCHANGE TRADED FUND — 2.2%
iShares Russell 1000 Growth Index Fund (cost $21,325,627)	340,700	21,542,461

TOTAL LONG-TERM INVESTMENTS (cost $896,805,072)		981,313,547

SHORT-TERM INVESTMENT — 7.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $76,082,336; includes $68,627,304 of cash collateral for securities on loan)(b)(w)(Note 4)	76,082,336	76,082,336

TOTAL INVESTMENTS — 107.2% (cost $972,887,408)		1,057,395,883
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.2)%		(70,947,266)

NET ASSETS — 100.0%		$986,448,617

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $69,430,222; cash collateral of $68,627,304 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$959,771,086	$—	$—
Exchange Traded Fund	21,542,461	—	—
Affiliated Money Market Mutual Fund	76,082,336	—	—

Total	$1,057,395,883	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Internet Services	11.9%
Computers	11.3
Retailing	10.3
Semiconductors	7.9
Affiliated Money Market Mutual Fund (7.0% represents investments purchased with collateral from securities on loan)	7.7
Real Estate Investment Trusts	5.8
Pharmaceuticals	4.9
Oil & Gas Services	4.3
Software	3.6
Diversified Financial Services	3.5
Telecommunications	3.5
Cosmetics/Personal Care	3.2

Chemicals	3.0%
Real Estate	2.8
Financials	2.8
Apparel	2.8
Lodging	2.7
Commercial Services	2.7
Oil & Gas	2.7
Beverages	2.4
Healthcare Products	2.2
Exchange Traded Fund	2.2
Banks	1.6
Electronic Components & Equipment	1.4

107.2
Liabilities in excess of other assets	(7.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $69,430,222:
Unaffiliated investments (cost $896,805,072)	$981,313,547
Affiliated investments (cost $76,082,336)	76,082,336
Receivable for fund share sold	1,895,706
Dividends receivable	749,558
Prepaid expenses	7,075

Total Assets	1,060,048,222

LIABILITIES:
Payable to broker for collateral for securities on loan	68,627,304
Payable for investments purchased	4,467,252
Advisory fees payable	278,926
Accrued expenses and other liabilities	130,837
Payable for fund share repurchased	86,014
Shareholder servicing fees payable	8,780
Affiliated transfer agent fee payable	492

Total Liabilities	73,599,605

NET ASSETS	$986,448,617

Net assets were comprised of:
Paid-in capital	$1,463,567,129
Retained earnings	(477,118,512)

Net assets, June 30, 2012	$986,448,617

Net asset value and redemption price per share, $986,448,617 / 34,006,626 outstanding shares of beneficial interest	$29.01

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $67,691 foreign withholding tax)	$6,704,458
Affiliated income from securities lending, net	41,713
Affiliated dividend income	17,292

6,763,463

EXPENSES
Advisory fees	4,769,558
Shareholder servicing fees and expenses	529,951
Custodian and accounting fees	96,000
Commitment fee on syndicated credit agreement	18,000
Trustees’ fees	13,000
Insurance expenses	11,000
Audit fee	10,000
Legal fees and expenses	6,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Loan interest expense (Note 7)	3,359
Miscellaneous	9,138

Total expenses	5,476,006
Less: shareholder servicing fee waiver	(119,986)

Net expenses	5,356,020

NET INVESTMENT INCOME	1,407,443

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	41,074,151
Net change in unrealized appreciation (depreciation) on investments	61,636,560

NET GAIN ON INVESTMENTS	102,710,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,118,154

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,407,443	$2,630,650
Net realized gain on investment and foreign currency transactions	41,074,151	106,525,046
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,636,560	(192,003,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,118,154	(82,848,124)

DISTRIBUTIONS	(2,633,675)	(2,873,959)

FUND SHARE TRANSACTIONS:
Fund share sold [6,920,349 and 28,910,625 shares, respectively]	199,323,675	777,968,380
Fund share issued in reinvestment of distributions [92,151 and 105,466 shares, respectively]	2,633,675	2,873,959
Fund share repurchased [8,224,228 and 65,027,319 shares, respectively]	(241,234,219)	(1,719,835,091)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(39,276,869)	(938,992,752)

TOTAL INCREASE (DECREASE) IN NET ASSETS	62,207,610	(1,024,714,835)
NET ASSETS:
Beginning of period	924,241,007	1,948,955,842

End of period	$986,448,617	$924,241,007

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 96.2%
Aerospace & Defense — 1.8%
Boeing Co. (The)	307,381	$22,838,408

Agriculture — 2.0%
Philip Morris International, Inc.	296,389	25,862,904

Banks — 11.0%
Bank of America Corp.	3,420,523	27,979,878
JPMorgan Chase & Co.	1,314,374	46,962,583
Morgan Stanley	843,498	12,306,636
SunTrust Banks, Inc.	1,099,845	26,649,244
U.S. Bancorp	779,739	25,076,406

		138,974,747

Beverages — 2.2%
Anheuser-Busch InBev NV (Belgium), ADR(a)	178,364	14,206,693
Diageo PLC (United Kingdom), ADR	130,498	13,450,429

		27,657,122

Biotechnology — 2.7%
Celgene Corp.*	328,932	21,104,277
Vertex Pharmaceuticals, Inc.*	233,222	13,041,774

		34,146,051

Building Materials — 1.1%
Masco Corp.	986,204	13,678,649

Chemicals — 1.0%
Eastman Chemical Co.(a)	261,384	13,165,912

Computers — 1.2%
EMC Corp.*	598,388	15,336,684

Computers & Peripherals — 0.8%
Apple, Inc.*	16,610	9,700,240

Cosmetics/Personal Care — 0.8%
Procter & Gamble Co. (The)	162,983	9,982,709

Diversified Financial Services — 2.6%
Ameriprise Financial, Inc.	307,403	16,064,881
SLM Corp.	1,041,199	16,357,236

		32,422,117

Electric — 7.5%
American Electric Power Co., Inc.	338,736	13,515,566
Duke Energy Corp.(a)	452,701	10,439,285
Northeast Utilities	288,616	11,201,187
PG&E Corp.	450,258	20,383,180
PPL Corp.	643,504	17,895,846
Xcel Energy, Inc.	741,105	21,054,793

		94,489,857

Food — 1.4%
J.M. Smucker Co. (The)(a)	227,496	17,180,498

Healthcare Products — 0.9%
Varian Medical Systems, Inc.*(a)	192,077	11,672,519

Healthcare Providers & Services — 2.1%
UnitedHealth Group, Inc.	327,083	19,134,356
WellPoint, Inc.	117,198	7,476,060

		26,610,416

Insurance — 6.9%
Everest Re Group Ltd. (Bermuda)	189,167	19,576,893

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc. (The)	514,574	$9,071,940
Lincoln National Corp.	1,127,968	24,668,660
MetLife, Inc.	370,885	11,441,802
Travelers Cos., Inc. (The)	365,491	23,332,945

		88,092,240

Internet — 0.6%
Google, Inc. (Class A Stock)*	13,097	7,597,177

Lodging — 0.5%
MGM Resorts International*	565,501	6,310,991

Media — 4.0%
CBS Corp. (Class B Stock)	84,149	2,758,404
Comcast Corp. (Class A Stock)	317,106	10,137,879
DIRECTV (Class A Stock)*	172,758	8,434,046
Time Warner, Inc.(a)	332,146	12,787,621
Walt Disney Co. (The)(a)	334,795	16,237,558

		50,355,508

Metals & Mining — 0.4%
Newmont Mining Corp.	115,539	5,604,797

Miscellaneous Manufacturing — 6.1%
General Electric Co.(a)	3,130,513	65,239,891
Textron, Inc.(a)	510,715	12,701,482

		77,941,373

Oil & Gas — 13.7%
Chevron Corp.	336,069	35,455,280
Devon Energy Corp.	456,076	26,447,847
Exxon Mobil Corp.(a)	667,217	57,093,759
Halliburton Co.	917,191	26,039,053
Occidental Petroleum Corp.	194,922	16,718,460
Transocean Ltd. (Switzerland)	278,636	12,463,388

		174,217,787

Pharmaceuticals — 8.1%
Johnson & Johnson(a)	519,436	35,093,096
Merck & Co., Inc.	403,756	16,856,813
Mylan, Inc.*	585,630	12,514,913
Pfizer, Inc.	1,686,870	38,798,010

		103,262,832

Real Estate Investment Trusts — 1.7%
Simon Property Group, Inc.(a)	139,995	21,791,622

Retail & Merchandising — 6.3%
CVS Caremark Corp.	440,879	20,602,276
Lowe’s Cos., Inc.	1,090,236	31,006,312
Macy’s, Inc.	305,066	10,479,017
Williams-Sonoma, Inc.	492,686	17,229,229

		79,316,834

Semiconductors — 2.9%
Altera Corp.	498,463	16,867,988
Lam Research Corp.*(a)	354,765	13,388,831
Texas Instruments, Inc.	219,904	6,309,046

		36,565,865

Software — 2.1%
Adobe Systems, Inc.*	424,600	13,744,302

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	407,806	$12,474,786

		26,219,088

Telecommunications — 3.8%
AT&T, Inc.	689,824	24,599,124
Juniper Networks, Inc.*(a)	563,575	9,191,908
Sprint Nextel Corp.*(a)	4,331,964	14,122,203

		47,913,235

TOTAL COMMON STOCKS (cost $1,182,688,125)		1,218,908,182

EXCHANGE TRADED FUND — 2.0%
iShares Russell 1000 Value Index Fund (cost $24,698,527)	367,513	25,075,412

TOTAL LONG-TERM INVESTMENTS (cost $1,207,386,652)		1,243,983,594

SHORT-TERM INVESTMENT — 11.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $141,004,281; includes $127,979,701 of cash collateral for securities on loan)(b)(w)(Note 4)	141,004,281	141,004,281

Value (Note 2)

TOTAL INVESTMENTS — 109.3% (cost $1,348,390,933)	$1,384,987,875
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.3)%	(117,455,069)

NET ASSETS — 100.0%	$1,267,532,806

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $127,074,322; cash collateral of $127,979,701 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,218,908,182	$—	$—
Exchange Traded Fund	25,075,412	—	—
Affiliated Money Market Mutual Fund	141,004,281	—	—

Total	$1,384,987,875	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Oil & Gas	13.7%
Affiliated Money Market Mutual Fund (10.1% represents investments purchased with collateral from securities on loan)	11.1
Banks	11.0
Pharmaceuticals	8.1
Electric	7.5
Insurance	6.9
Retail & Merchandising	6.3
Miscellaneous Manufacturing	6.1
Media	4.0
Telecommunications	3.8
Semiconductors	2.9
Biotechnology	2.7
Diversified Financial Services	2.6
Beverages	2.2
Healthcare Providers & Services	2.1

Software	2.1%
Agriculture	2.0
Exchange Traded Fund	2.0
Aerospace & Defense	1.8
Real Estate Investment Trusts	1.7
Food	1.4
Computers	1.2
Building Materials	1.1
Chemicals	1.0
Healthcare Products	0.9
Cosmetics/Personal Care	0.8
Computers & Peripherals	0.8
Internet	0.6
Lodging	0.5
Metals & Mining	0.4

109.3
Liabilities in excess of other assets	(9.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $127,074,322:
Unaffiliated investments (cost $1,207,386,652)	$1,243,983,594
Affiliated investments (cost $141,004,281)	141,004,281
Receivable for investments sold	11,343,049
Receivable for fund share sold	3,302,822
Dividends receivable	2,214,519
Prepaid expenses	1,341

Total Assets	1,401,849,606

LIABILITIES:
Payable to broker for collateral for securities on loan	127,979,701
Payable for investments purchased	5,816,367
Advisory fees payable	297,400
Payable for fund share repurchased	132,625
Accrued expenses and other liabilities	80,028
Shareholder servicing fees payable	10,187
Affiliated transfer agent fee payable	492

Total Liabilities	134,316,800

NET ASSETS	$1,267,532,806

Net assets were comprised of:
Paid-in capital	$1,910,032,727
Retained earnings	(642,499,921)

Net assets, June 30, 2012	$1,267,532,806

Net asset value and redemption price per share, $1,267,532,806 / 79,104,980 outstanding shares of beneficial interest	$16.02

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $17,944 foreign withholding tax)	$11,717,927
Affiliated income from securities lending, net	44,294
Affiliated dividend income	23,895

11,786,116

EXPENSES
Advisory fees	5,029,344
Shareholder servicing fees and expenses	670,579
Custodian and accounting fees	85,000
Audit fee	11,000
Trustees’ fees	11,000
Insurance expenses	8,000
Loan interest expense (Note 7)	7,249
Commitment fee on syndicated credit agreement	6,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	5,307

Total expenses	5,848,479
Less: shareholder servicing fee waiver	(176,237)

Net expenses	5,672,242

NET INVESTMENT INCOME	6,113,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	20,578,870
Net change in unrealized appreciation (depreciation) on investments	77,597,892

NET GAIN ON INVESTMENTS	98,176,762

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,290,636

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$6,113,874	$15,214,819
Net realized gain (loss) on investment transactions	20,578,870	(825,403)
Net change in unrealized appreciation (depreciation) on investments	77,597,892	(137,146,775)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,290,636	(122,757,359)

DISTRIBUTIONS	(15,224,100)	(8,270,985)

FUND SHARE TRANSACTIONS:
Fund share sold [14,318,735 and 63,371,930 shares, respectively]	229,261,403	995,247,915
Fund share issued in reinvestment of distributions [980,934 and 507,422 shares, respectively]	15,224,100	8,270,985
Fund share repurchased [15,705,011 and 40,541,218 shares, respectively]	(251,298,009)	(581,985,648)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(6,812,506)	421,533,252

TOTAL INCREASE IN NET ASSETS	82,254,030	290,504,908
NET ASSETS:
Beginning of period	1,185,278,776	894,773,868

End of period	$1,267,532,806	$1,185,278,776

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.5%
Apparel — 3.8%
Deckers Outdoor Corp.*(a)	119,274	$5,249,249
PVH Corp.	133,472	10,382,787
Ralph Lauren Corp.	20,007	2,802,180

		18,434,216

Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.*	33,388	3,315,428
Amylin Pharmaceuticals, Inc.*	126,154	3,561,327
BioMarin Pharmaceutical, Inc.*(a)	65,532	2,593,757
Vertex Pharmaceuticals, Inc.*	99,383	5,557,497

		15,028,009

Chemicals — 3.7%
Airgas, Inc.	79,186	6,652,416
Ecolab, Inc.	105,766	7,248,144
International Flavors & Fragrances, Inc.	79,595	4,361,806

		18,262,366

Commercial Banks — 1.6%
First Republic Bank*	228,037	7,662,043

Commercial Services — 4.6%
Genpact Ltd. (Bermuda)*	314,046	5,222,585
HMS Holdings Corp.*(a)	91,866	3,060,056
Quanta Services, Inc.*	318,737	7,672,000
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	311,254	6,614,148

		22,568,789

Computers — 4.4%
Cognizant Technology Solutions Corp. (Class A Stock)*	39,505	2,370,300
MICROS Systems, Inc.*	127,313	6,518,426
NetApp, Inc.*(a)	235,096	7,480,755
RealD, Inc.*(a)	332,498	4,974,170

		21,343,651

Consumer Products & Services — 4.2%
Avon Products, Inc.	220,572	3,575,472
Church & Dwight Co., Inc.	36,317	2,014,504
Estee Lauder Cos., Inc. (The) (Class A Stock)	34,621	1,873,689
FleetCor Technologies, Inc.*	138,393	4,849,291
Newell Rubbermaid, Inc.	455,928	8,270,534

		20,583,490

Diversified Financial Services — 4.5%
IntercontinentalExchange, Inc.*	58,785	7,993,584
Lazard Ltd. (Bermuda) (Class A Stock)	186,067	4,835,881
SLM Corp.	165,098	2,593,690
T. Rowe Price Group, Inc.	103,283	6,502,698

		21,925,853

Electronic Components — 1.9%
Amphenol Corp. (Class A Stock)	169,241	9,294,716

Electronics — 2.2%
Agilent Technologies, Inc.	193,212	7,581,639
Mettler-Toledo International, Inc.*	19,388	3,021,620

		10,603,259

Financial – Bank & Trust — 1.6%
Northern Trust Corp.	168,763	7,766,473

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Food — 1.8%
Hain Celestial Group, Inc. (The)*	50,399	$2,773,961
TreeHouse Foods, Inc.*	93,822	5,844,172

		8,618,133

Hand/Machine Tools — 1.4%
Kennametal, Inc.	213,382	7,073,613

Healthcare Products — 2.7%
CareFusion Corp.*	262,075	6,730,086
St. Jude Medical, Inc.	157,540	6,287,421

		13,017,507

Industrial Products — 1.4%
Roper Industries, Inc.	70,362	6,936,286

Insurance — 0.8%
Principal Financial Group, Inc.(a)	142,157	3,728,778

Internet Services — 4.2%
Equinix, Inc.*(a)	54,639	9,597,340
Pandora Media, Inc.*(a)	168,426	1,830,791
Rackspace Hosting, Inc.*	205,492	9,029,318

		20,457,449

Lodging — 1.8%
Marriott International, Inc. (Class A Stock)	226,222	8,867,902

Machinery — 0.8%
Graco, Inc.	82,871	3,818,696

Manufacturing — 1.0%
Rockwell Automation, Inc.	74,601	4,928,142

Media — 2.8%
Discovery Communications, Inc. (Class A Stock)*(a)	78,590	4,243,860
Scripps Networks Interactive, Inc. (Class A Stock)	164,975	9,380,478

		13,624,338

Medical Products — 3.7%
C.R. Bard, Inc.(a)	93,094	10,002,019
Henry Schein, Inc.*	100,365	7,877,649

		17,879,668

Medical Supplies & Equipment — 1.0%
Edwards Lifesciences Corp.*(a)	47,329	4,889,086

Oil & Gas — 5.5%
Core Laboratories NV (Netherlands)	33,130	3,839,767
Dril-Quip, Inc.*	74,646	4,896,031
Pioneer Natural Resources Co.(a)	62,904	5,548,762
Rosetta Resources, Inc.*	95,872	3,512,750
Southwestern Energy Co.*	100,027	3,193,862
Whiting Petroleum Corp.*	140,823	5,790,642

		26,781,814

Oil Well Services & Equipment — 1.8%
Cameron International Corp.*	201,304	8,597,694

Pharmaceuticals — 0.8%
Shire PLC (United Kingdom), ADR	47,390	4,094,022

Real Estate — 1.5%
CBRE Group, Inc. (Class A Stock)*	464,985	7,607,155

Retail — 10.0%
Bed Bath & Beyond, Inc.*	80,383	4,967,669
Coinstar, Inc.*(a)	113,568	7,797,579

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail (continued)
Dick’s Sporting Goods, Inc.	106,267	$5,100,816
Family Dollar Stores, Inc.	88,008	5,850,772
Lululemon Athletica, Inc.*(a)	26,852	1,601,185
PetSmart, Inc.	154,827	10,556,105
Tiffany & Co.	66,333	3,512,332
Urban Outfitters, Inc.*(a)	339,025	9,353,700

		48,740,158

Semiconductors — 5.0%
Altera Corp.	138,032	4,671,003
Linear Technology Corp.	135,270	4,238,009
NVIDIA Corp.*	375,240	5,185,817
Rovi Corp.*	104,661	2,053,449
Xilinx, Inc.	242,869	8,153,112

		24,301,390

Software — 5.4%
Citrix Systems, Inc.*	71,251	5,980,809
MSCI, Inc.*	251,584	8,558,888
salesforce.com, Inc.*(a)	50,520	6,984,895
VeriFone Systems, Inc.*(a)	154,546	5,113,927

		26,638,519

Specialty Retail — 0.7%
Dunkin’ Brands Group, Inc.(a)	98,436	3,380,292

Telecommunications — 7.2%
Crown Castle International Corp.*	130,640	7,663,342
Juniper Networks, Inc.*	235,526	3,841,429
SBA Communications Corp. (Class A Stock)*(a)	257,608	14,696,536
tw telecom, Inc.*	353,677	9,075,352

		35,276,659

Transportation — 0.6%
C.H. Robinson Worldwide, Inc.(a)	51,747	3,028,752

TOTAL COMMON STOCKS (cost $449,476,483)		475,758,918

EXCHANGE TRADED FUND — 1.0%
iShares Russell Midcap Growth Index Fund (cost $4,605,388)	79,600	4,711,524

TOTAL LONG-TERM INVESTMENTS (cost $454,081,871)		480,470,442

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 17.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund (cost $85,027,185; includes $80,849,394 of cash collateral received for securities on loan)(b)(w)(Note 4)	85,027,185	$85,027,185

TOTAL INVESTMENTS — 115.9% (cost $539,109,056)		565,497,627
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.9)%		(77,725,715)

NET ASSETS — 100.0%		$487,771,912

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,754,581; cash collateral of $80,849,394 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$475,758,918	$—	$—
Exchange Traded Fund	4,711,524	—	—
Affiliated Money Market Mutual Fund	85,027,185	—	—

Total	$565,497,627	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (16.6% represents investments purchased with collateral from securities on loan)	17.4%
Retail	10.0
Telecommunications	7.2
Oil & Gas	5.5
Software	5.4
Semiconductors	5.0
Commercial Services	4.6
Diversified Financial Services	4.5
Computers	4.4
Consumer Products & Services	4.2
Internet Services	4.2
Apparel	3.8
Chemicals	3.7
Medical Products	3.7
Biotechnology	3.1
Media	2.8
Healthcare Products	2.7

Electronics	2.2%
Electronic Components	1.9
Lodging	1.8
Food	1.8
Oil Well Services & Equipment	1.8
Financial – Bank & Trust	1.6
Commercial Banks	1.6
Real Estate	1.5
Hand/Machine Tools	1.4
Industrial Products	1.4
Manufacturing	1.0
Medical Supplies & Equipment	1.0
Exchange Traded Funds	1.0
Pharmaceuticals	0.8
Machinery	0.8
Insurance	0.8
Specialty Retail	0.7
Transportation	0.6

115.9
Liabilities in excess of other assets	(15.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $81,754,581:
Unaffiliated investments (cost $454,081,871)	$480,470,442
Affiliated investments (cost $85,027,185)	85,027,185
Receivable for investments sold	4,740,855
Receivable for fund share sold	1,967,103
Dividends receivable	264,264
Prepaid expenses	2,404

Total Assets	572,472,253

LIABILITIES:
Payable to broker for collateral for securities on loan	80,849,394
Payable for investments purchased	3,632,841
Advisory fees payable	142,680
Accrued expenses and other liabilities	56,502
Payable for fund share repurchased	13,391
Shareholder servicing fees payable	5,041
Affiliated transfer agent fee payable	492

Total Liabilities	84,700,341

NET ASSETS	$487,771,912

Net assets were comprised of:
Paid-in capital	$454,617,880
Retained earnings	33,154,032

Net assets, June 30, 2012	$487,771,912

Net asset value and redemption price per share, $487,771,912 / 99,523,665 outstanding shares of beneficial interest	$4.90

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $13,906 foreign withholding tax)	$1,754,546
Affiliated income from securities lending, net	335,769
Affiliated dividend income	9,852

2,100,167

EXPENSES
Advisory fees	2,561,949
Shareholder servicing fees and expenses	256,195
Custodian and accounting fees	53,000
Audit fee	10,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Shareholders’ reports	3,000
Loan interest expense (Note 7)	2,216
Miscellaneous	6,844

Total expenses	2,915,204
Less: shareholder servicing fee waiver	(22,159)

Net expenses	2,893,045

NET INVESTMENT LOSS	(792,878)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	15,227,385
Net change in unrealized appreciation (depreciation) on investments	33,187,457

NET GAIN ON INVESTMENTS	48,414,842

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,621,964

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(792,878)	$(1,472,954)
Net realized gain on investment transactions	15,227,385	57,885,924
Net change in unrealized appreciation (depreciation) on investments	33,187,457	(93,047,856)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,621,964	(36,634,886)

DISTRIBUTIONS	(57,973,917)	(30,112,816)

FUND SHARE TRANSACTIONS:
Fund share sold [27,226,853 and 55,216,519 shares, respectively]	147,011,991	281,721,267
Fund share issued in reinvestment of distributions [12,077,899 and 5,813,285 shares, respectively]	57,973,917	30,112,816
Fund share repurchased [21,930,262 and 100,185,763 shares, respectively]	(118,630,210)	(493,037,010)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	86,355,698	(181,202,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,003,745	(247,950,629)
NET ASSETS:
Beginning of period	411,768,167	659,718,796

End of period	$487,771,912	$411,768,167

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 96.4%
COMMON STOCKS — 89.5%
Aerospace — 0.8%
AAR Corp.	56,790	$765,529
Kaman Corp.	106,762	3,303,216

		4,068,745

Aerospace & Defense — 0.4%
Triumph Group, Inc.	37,260	2,096,620

Auto Repair — 0.5%
Monro Muffler Brake, Inc.	65,635	2,181,707

Automotive Parts — 0.7%
American Axle & Manufacturing Holdings, Inc.*	82,257	862,876
Dana Holding Corp.(a)	55,304	708,444
Tenneco, Inc.*	64,103	1,719,242

		3,290,562

Banking — 1.6%
BancorpSouth, Inc.	149,509	2,170,871
Home BancShares, Inc.	38,331	1,172,162
Lakeland Financial Corp.	29,253	784,858
Sandy Spring Bancorp, Inc.	29,698	534,564
Sterling Financial Corp.*	38,164	720,918
Webster Financial Corp.	96,812	2,096,948

		7,480,321

Basic Materials - Chemical — 0.5%
Minerals Technologies, Inc.	38,261	2,440,287

Basic Materials - Forest — 0.3%
Universal Forest Products, Inc.	40,484	1,578,066

Basic Materials - Mining — 0.2%
Commercial Metals Co.	35,961	454,547
Schnitzer Steel Industries, Inc. (Class A Stock)	20,676	579,342

		1,033,889

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	13,705	1,658,305

Chemicals — 2.3%
Fuller (H.B.) Co.	89,424	2,745,317
PolyOne Corp.	257,158	3,517,921
Tronox Ltd.(a)	8,470	1,022,498
Westlake Chemical Corp.(a)	25,419	1,328,397
WR Grace & Co.*	50,492	2,547,321

		11,161,454

Clothing & Apparel — 1.0%
Deckers Outdoor Corp.*(a)	22,572	993,394
Steven Madden Ltd.*	65,131	2,067,909
Warnaco Group, Inc. (The)*	44,485	1,894,171

		4,955,474

Commercial Services — 1.2%
Aaron’s, Inc.	42,069	1,190,973
H&E Equipment Services, Inc.*	77,017	1,157,566
Team Health Holdings, Inc.*	92,586	2,230,397
United Rentals, Inc.*(a)	36,363	1,237,800

		5,816,736

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computer Services & Software — 2.6%
Mentor Graphics Corp.*	160,976	$2,414,640
Monotype Imaging Holdings, Inc.*	84,421	1,415,740
MTS Systems Corp.	3,820	147,261
NetScout Systems, Inc.*	94,797	2,046,667
Parametric Technology Corp.*(a)	150,809	3,160,957
SS&C Technologies Holdings, Inc.*(a)	136,002	3,400,050

		12,585,315

Construction — 0.4%
Meritage Homes Corp.*	52,227	1,772,584

Consumer Cyclicals – Construction — 0.4%
Comfort Systems USA, Inc.	194,332	1,947,207

Consumer Staples – Home Products — 0.4%
Elizabeth Arden, Inc.*	48,011	1,863,307

Distribution/Wholesale — 0.7%
Beacon Roofing Supply, Inc.*(a)	55,015	1,387,478
Fossil, Inc.*(a)	1,468	112,361
ScanSource, Inc.*	67,073	2,055,117

		3,554,956

Diversified Financial Services — 2.2%
BGC Partners, Inc. (Class A Stock)(a)	51,282	301,025
Cohen & Steers, Inc.(a)	30,935	1,067,567
Manning & Napier, Inc.	28,825	410,180
MarketAxess Holdings, Inc.	68,972	1,837,414
Ocwen Financial Corp.*	213,310	4,005,962
Piper Jaffray Cos.*	10,051	235,495
Stifel Financial Corp.*	83,061	2,566,585

		10,424,228

Diversified Machinery — 0.4%
Edwards Group Ltd. (Cayman Islands), ADR(a)	256,938	2,045,227

Electric — 0.7%
Allete, Inc.	37,673	1,574,731
Black Hills Corp.	17,150	551,716
UNS Energy Corp.	33,998	1,305,863

		3,432,310

Electrical Utilities — 2.3%
Cleco Corp.	107,535	4,498,189
IDACORP, Inc.	114,119	4,802,128
NorthWestern Corp.	45,365	1,664,896

		10,965,213

Electronic Components & Equipment — 3.3%
Acuity Brands, Inc.	22,825	1,162,021
Belden, Inc.	93,739	3,126,196
Checkpoint Systems, Inc.*	121,627	1,059,371
Coherent, Inc.*	6,509	281,840
Convergys Corp.	179,353	2,649,044
Electronics for Imaging, Inc.*	132,650	2,155,563
Littelfuse, Inc.	36,124	2,055,094
Newport Corp.*	186,439	2,240,997
PerkinElmer, Inc.	54,162	1,397,380

		16,127,506

Engineering & Construction — 0.3%
Michael Baker Corp.*	15,346	400,377

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Engineering & Construction (continued)
MYR Group, Inc.*	58,316	$994,871

		1,395,248

Entertainment & Leisure — 1.7%
Polaris Industries, Inc.	22,827	1,631,674
Six Flags Entertainment Corp.	66,585	3,607,575
Vail Resorts, Inc.(a)	56,117	2,810,339

		8,049,588

Environmental Control — 0.5%
Darling International, Inc.*(a)	131,580	2,169,754

Equipment Services — 0.7%
Watsco, Inc.(a)	42,638	3,146,684

Financial - Bank & Trust — 9.5%
Bank of the Ozarks, Inc.	108,059	3,250,415
Boston Private Financial Holdings, Inc.	164,682	1,470,610
Bridge Capital Holdings*(a)	22,485	363,133
Brookline Bancorp, Inc.	123,355	1,091,692
CoBiz Financial, Inc.	83,858	524,951
Columbia Banking System, Inc.	84,889	1,597,611
Community Bank System, Inc.(a)	87,314	2,367,956
First Midwest Bancorp, Inc.	157,042	1,724,321
First of Long Island Corp. (The)	15,986	463,114
FNB Corp.	131,887	1,433,612
Glacier Bancorp, Inc.	144,478	2,237,964
Hancock Holding Co.	86,978	2,647,610
Heritage Financial Corp.	23,966	351,102
IBERIABANK Corp.	14,774	745,348
Independent Bank Corp.	40,383	1,179,587
KBW, Inc.(a)	65,371	1,075,353
MB Financial, Inc.	132,647	2,857,216
Northwest Bancshares, Inc.	109,000	1,276,390
Prosperity Bancshares, Inc.	84,124	3,535,732
Provident Financial Services, Inc.	99,987	1,534,800
SCBT Financial Corp.	42,775	1,507,819
Sierra Bancorp	3,593	35,571
Signature Bank*(a)	75,833	4,623,538
Simmons First National Corp. (Class A Stock)	16,895	392,809
Southcoast Financial Corp.*	2,582	6,403
Summit State Bank	6,575	37,806
Texas Capital Bancshares, Inc.*(a)	89,975	3,634,090
Trico Bancshares	30,865	475,321
UMB Financial Corp.	68,470	3,507,718

		45,949,592

Financial – Brokerage — 0.4%
Knight Capital Group, Inc. (Class A Stock)*	179,626	2,144,734

Financial Services — 2.0%
Dime Community Bancshares, Inc.	48,467	644,126
First Cash Financial Services, Inc.*	30,064	1,207,671
First Financial Bankshares, Inc.(a)	64,989	2,246,020
Flushing Financial Corp.	84,515	1,151,939
Pinnacle Financial Partners, Inc.*(a)	71,581	1,396,545
PrivateBancorp, Inc.	153,567	2,266,649
WSFS Financial Corp.	15,575	629,386

		9,542,336

Food — 1.1%
Hain Celestial Group, Inc. (The)*	51,206	2,818,378

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Food (continued)
TreeHouse Foods, Inc.*	41,503	$2,585,222

		5,403,600

Hand/Machine Tools — 0.3%
Regal-Beloit Corp	26,362	1,641,298

Healthcare Services — 3.9%
Acadia Healthcare Co., Inc.*(a)	118,585	2,079,981
AMERIGROUP Corp.*	36,024	2,374,342
HealthSouth Corp.*	239,656	5,574,399
ICON PLC (Ireland), ADR*	152,720	3,440,782
Lincare Holdings, Inc.(a)	122,441	4,165,443
Omega Healthcare Investors, Inc.(a)	48,204	1,084,590

		18,719,537

Home Furnishings — 0.5%
Harman International Industries, Inc.(a)	49,752	1,970,179
Select Comfort Corp.*(a)	23,258	486,557

		2,456,736

Industrial Products — 0.2%
Olympic Steel, Inc.	45,744	751,117

Industrials - Components — 0.8%
Actuant Corp. (Class A Stock)	41,089	1,115,977
Applied Industrial Technologies, Inc.	70,740	2,606,769

		3,722,746

Industrials - Electrical Equipment — 0.6%
Anixter International, Inc.	55,765	2,958,333

Industrials - Machinery — 0.2%
Tennant Co.	24,466	977,417

Insurance — 0.8%
Alterra Capital Holdings Ltd. (Bermuda)	105,459	2,462,468
Enstar Group Ltd. (Bermuda)*	12,857	1,272,072

		3,734,540

Insurance - Life Insurance — 0.8%
American Equity Investment Life Holding Co.(a)	342,544	3,771,409

Insurance - Property Insurance — 2.8%
Aspen Insurance Holdings Ltd. (Bermuda)	36,555	1,056,440
Donegal Group, Inc. (Class A Stock)	12,359	164,128
Meadowbrook Insurance Group, Inc.	391,454	3,440,881
ProAssurance Corp.	47,996	4,275,964
RLI Corp.	30,586	2,085,965
Tower Group, Inc.	111,424	2,325,419

		13,348,797

Investment Companies — 0.5%
Golub Capital BDC, Inc.	35,000	528,150
PennantPark Investment Corp.	88,469	915,654
Solar Capital Ltd.	40,421	899,771
Solar Senior Capital Ltd.	14,681	248,109

		2,591,684

Leisure Time — 0.3%
Arctic Cat, Inc.*	34,186	1,249,840

Machinery — 1.4%
Altra Holdings, Inc.	75,676	1,194,167
Graco, Inc.	48,036	2,213,499
Robbins & Myers, Inc.	68,170	2,850,869

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Machinery (continued)
Twin Disc, Inc.(a)	36,452	$673,998

		6,932,533

Medical Supplies & Equipment — 0.8%
Orthofix International NV (Curacao)*	60,673	2,502,761
PSS World Medical, Inc.*(a)	66,654	1,399,067

		3,901,828

Metals & Mining — 2.0%
Coeur d’Alene Mines Corp.*(a)	39,554	694,568
Kaiser Aluminum Corp.	81,975	4,249,584
Metals USA Holdings Corp.*	124,245	1,976,738
RBC Bearings, Inc.*	58,527	2,768,327

		9,689,217

Miscellaneous Manufacturing — 2.4%
A.O. Smith Corp.(a)	69,311	3,388,615
AZZ, Inc.	31,750	1,945,005
Carlisle Cos., Inc.	95,670	5,072,423
Raven Industries, Inc.	14,741	1,025,826

		11,431,869

Oil & Gas — 4.8%
Approach Resources, Inc.*(a)	185,414	4,735,474
Dril-Quip, Inc.*	71,143	4,666,269
Forum Energy Technologies, Inc.*(a)	47,416	933,621
Key Energy Services, Inc.*	375,678	2,855,153
Magnum Hunter Resources Corp.*(a)	245,550	1,026,399
Matador Resources Co.*	62,009	665,977
Newpark Resources, Inc.*(a)	566,634	3,343,141
PDC Energy, Inc.*	56,260	1,379,495
Rex Energy Corp.*	11,772	131,964
Thermon Group Holdings, Inc.*	64,457	1,334,904
World Fuel Services Corp.	56,376	2,143,979

		23,216,376

Pharmaceuticals — 0.4%
West Pharmaceutical Services, Inc.	37,678	1,902,362

Real Estate — 0.5%
DiamondRock Hospitality Co.	161,301	1,645,270
Kennedy-Wilson Holdings, Inc.	24,730	346,467
Retail Opportunity Investments Corp.(a)	30,584	368,843

		2,360,580

Real Estate Investment Trusts — 10.3%
Acadia Realty Trust	97,506	2,260,189
American Campus Communities, Inc.	53,959	2,427,076
CBL & Associates Properties, Inc.	130,225	2,544,597
Coresite Realty Corp.	127,659	3,296,155
CreXus Investment Corp.	87,859	893,526
Cubesmart	161,204	1,881,251
CYS Investments, Inc.(a)	270,824	3,729,247
DuPont Fabros Technology, Inc.(a)	80,756	2,306,391
Entertainment Properties Trust	93,793	3,855,830
Hudson Pacific Properties, Inc.	178,813	3,113,134
LaSalle Hotel Properties	86,080	2,508,371
LTC Properties, Inc.	70,388	2,553,677
MFA Financial, Inc.	520,513	4,106,848
Mid-America Apartment Communities, Inc..	32,856	2,242,093
National Retail Properties, Inc.(a)	85,546	2,420,096
Pebblebrook Hotel Trust	103,701	2,417,270

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
PS Business Parks, Inc.	64,748	$4,384,735
Two Harbors Investment Corp.	263,194	2,726,690

		49,667,176

Retail & Merchandising — 4.5%
Asbury Automotive Group, Inc.*	47,527	1,125,915
Big Lots, Inc.*	34,081	1,390,164
Cabela’s, Inc.*	19,343	731,359
Casey’s General Stores, Inc.	29,233	1,724,455
DineEquity, Inc.*	7,070	315,605
Express, Inc.*	102,306	1,858,900
Francesca’s Holdings Corp.*	43,414	1,172,612
Genesco, Inc.*	26,554	1,597,223
GNC Holdings, Inc. (Class A Stock)	74,398	2,916,402
HSN, Inc.	70,562	2,847,177
Jos. A. Bank Clothiers, Inc.*(a)	41,298	1,753,513
Mattress Firm Holding Corp.*(a)	68,720	2,082,903
Susser Holdings Corp.*	34,267	1,273,704
Vitamin Shoppe, Inc.*	19,129	1,050,756

		21,840,688

Semiconductors — 3.3%
Cabot Microelectronics Corp.	77,067	2,251,127
Fairchild Semiconductor International, Inc.*	223,030	3,144,723
Intersil Corp. (Class A Stock)	280,105	2,983,118
Micrel, Inc.	108,711	1,036,016
MKS Instruments, Inc.	104,605	3,026,223
Semtech Corp.*	152,084	3,698,683

		16,139,890

Services — Environmental — 0.3%
Waste Connections, Inc.	44,552	1,332,996

Services — Industrial Services — 0.7%
G&K Services, Inc. (Class A Stock)	69,252	2,159,970
On Assignment, Inc.*	86,632	1,382,647

		3,542,617

Software — 0.8%
Digi International, Inc.*	75,001	768,010
Interactive Intelligence Group, Inc.*	17,937	506,003
SYNNEX Corp.*(a)	50,069	1,726,880
Verint Systems, Inc.*	24,356	718,746

		3,719,639

Telecommunications — 1.2%
ADTRAN, Inc.	70,653	2,133,014
Plantronics, Inc.	41,058	1,371,337
Premiere Global Services, Inc.*	250,028	2,097,735

		5,602,086

Transportation — 1.1%
Forward Air Corp.	89,187	2,878,065
Heartland Express, Inc.	159,998	2,289,571

		5,167,636

Utilities — Electrical Utilities — 1.8%
El Paso Electric Co.	261,471	8,670,378

Utilities — Gas Utilities — 2.1%
Southwest Gas Corp.	227,442	9,927,843

TOTAL COMMON STOCKS (cost $416,231,191)		431,250,723

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS — 6.9%
iShares Russell 2000 Index Fund	143,267	$11,411,217
iShares Russell 2000 Value Index Fund.	309,435	21,781,130

TOTAL EXCHANGE TRADED FUNDS (cost $32,243,113)		33,192,347

	Units
WARRANTS*
Oil & Gas
Magnum Hunter Resources Corp., expiring 10/14/13 (cost $0)	13,835	—

TOTAL LONG-TERM INVESTMENTS (cost $448,474,304)		464,443,070

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 14.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $67,736,431; includes $54,845,480 of cash collateral for securities on loan)(b)(w)(Note 4)	67,736,431	$67,736,431

TOTAL INVESTMENTS — 110.4% (cost $516,210,735)		532,179,501
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.4)%		(50,271,119)

NET ASSETS — 100.0%		$481,908,382

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $55,238,844; cash collateral of $54,845,480 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level1 —	quoted prices generally in active markets for identical securities.
Level2 —	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized.
Level3 —	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$431,250,723	$—	$—
Exchange Traded Funds	33,192,347	—	—
Warrants	—	—	—
Affiliated Money Market Mutual Fund	67,736,431	—	—

Total	$532,179,501	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (11.4% represents investments purchased with collateral from securities on loan)	14.0%
Real Estate Investment Trusts	10.3
Financial – Bank & Trust	9.5
Exchange Traded Funds	6.9
Oil & Gas	4.8
Retail & Merchandising	4.5
Healthcare Services	3.9
Semiconductors	3.3
Electronic Components & Equipment	3.3
Insurance – Property Insurance	2.8
Computer Services & Software	2.6
Miscellaneous Manufacturing	2.4
Chemicals	2.3
Electrical Utilities	2.3
Diversified Financial Services	2.2
Utilities – Gas Utilities	2.1
Metals & Mining	2.0
Financial Services	2.0
Utilities – Electrical Utilities	1.8
Entertainment & Leisure	1.7
Banking	1.6
Machinery	1.4
Commercial Services	1.2
Telecommunications	1.2
Food	1.1
Transportation	1.1
Clothing & Apparel	1.0
Aerospace	0.8
Medical Supplies & Equipment	0.8
Insurance – Life Insurance	0.8
Insurance	0.8
Industrials – Components	0.8
Software	0.8
Distribution/Wholesale	0.7
Services – Industrial Services	0.7
Electric	0.7
Automotive Parts	0.7
Equipment Services	0.7

Industrials – Electrical Equipment	0.6%
Investment Companies	0.5
Home Furnishings	0.5
Basic Materials – Chemical	0.5
Real Estate	0.5
Auto Repair	0.5
Environmental Control	0.5
Financial – Brokerage	0.4
Aerospace & Defense	0.4
Diversified Machinery	0.4
Consumer Cyclicals – Construction	0.4
Pharmaceuticals	0.4
Consumer Staples – Home Products	0.4
Construction	0.4
Beverages	0.3
Hand/Machine Tools	0.3
Basic Materials – Forest	0.3
Engineering & Construction	0.3
Services – Environmental	0.3
Leisure Time	0.3
Basic Materials – Mining	0.2
Industrials – Machinery	0.2
Industrial Products	0.2

110.4
Liabilities in excess of other assets	(10.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $55,238,844:
Unaffiliated investments (cost $448,474,304)	$464,443,070
Affiliated investments (cost $67,736,431)	67,736,431
Receivable for investments sold	3,308,743
Receivable for fund share sold	1,787,301
Dividends receivable	914,537
Prepaid expenses	405

Total Assets	538,190,487

LIABILITIES:
Payable to broker for collateral for securities on loan	54,845,480
Payable for investments purchased	1,172,915
Advisory fees payable	209,119
Accrued expenses and other liabilities	40,822
Payable for fund share repurchased	8,558
Shareholder servicing fees payable	4,719
Affiliated transfer agent fee payable	492

Total Liabilities	56,282,105

NET ASSETS	$481,908,382

Net assets were comprised of:
Paid-in capital	$459,624,072
Retained earnings	22,284,310

Net assets, June 30, 2012	$481,908,382

Net asset value and redemption price per share, $481,908,382 / 43,301,113 outstanding shares of beneficial interest	$11.13

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $352 foreign withholding tax)	$5,142,601
Affiliated income from securities lending, net	138,320
Affiliated dividend income	14,972

5,295,893

EXPENSES
Advisory fees	2,283,974
Shareholder servicing fees and expenses	240,418
Custodian and accounting fees	54,000
Audit fee	10,000
Trustees’ fees	7,000
Shareholders’ reports	5,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	2,000
Loan interest expense (Note 7)	376
Miscellaneous	6,206

Total expenses	2,618,974
Less: shareholder servicing fee waiver.	(18,248)

Net expenses	2,600,726

NET INVESTMENT INCOME	2,695,167

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	5,282,741
Net change in unrealized appreciation (depreciation) on investments	10,169,285

NET GAIN ON INVESTMENTS	15,452,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,147,193

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,695,167	$2,656,738
Net realized gain on investment transactions	5,282,741	9,037,314
Net change in unrealized appreciation (depreciation) on investments	10,169,285	(33,372,438)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,147,193	(21,678,386)

DISTRIBUTIONS	(2,658,828)	(1,867,764)

FUND SHARE TRANSACTIONS:
Fund share sold [18,333,886 and 40,673,543 shares, respectively]	207,288,627	426,225,185
Fund share issued in reinvestment of distributions [245,053 and 178,222 shares, respectively]	2,658,828	1,867,764
Fund share repurchased [9,194,856 and 33,063,344 shares, respectively]	(100,624,514)	(320,586,758)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	109,322,941	107,506,191

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	377,705

TOTAL INCREASE IN NET ASSETS	124,811,306	84,337,746
NET ASSETS:
Beginning of period	357,097,076	272,759,330

End of period	$481,908,382	$357,097,076

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 92.1%
BANK LOANS(c) — 4.8%
Automotive — 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc., Tranche Term Loan B	Ba2	6.000%	05/24/17	$4,012	$4,037,062

Building Materials
Roofing Supply Group LLC/Roofing Supply Finance, Inc., Initial Term Loan	B2	6.500%	05/31/19	125	124,584

Chemicals — 0.3%
Arizona Chemical U.S., Inc., Term Loan	Ba3	7.250%	12/22/17	389	390,203
Cristal Inorganic Chemicals, Inc., Loan (Second Lien)	B1	6.211%	11/15/14	1,250	1,243,750
Momentive Performance Materials, Inc., Tranche Term Loan B-1B	B1	3.750%	05/05/15	595	574,794
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., Initial Loans	B1	5.000%	09/08/17	292	283,865
Petrologistics, Loan	B1	7.000%	03/29/17	431	433,861
PolyOne Corp., Loan	Ba1	5.000%	12/20/17	398	397,503
Styron S.A.R.L., Term Loan B	B1	6.000%	08/02/17	925	865,467
Trinseo, Term Loan B	B1	6.750%	08/02/17	85	79,863

					4,269,306

Consumer Services — 0.2%
Realogy Corp., Extended FL Term Loan.	B1	4.491%	10/10/16	1,113	1,049,097
Realogy Corp., Extended Synthetic Commitment	B1	4.491%	10/10/16	87	82,090
Realogy Corp., Synthetic LC	B1	3.241%	10/10/13	11	9,929
Sabre, Inc., Term Loan	B1	5.995%	08/28/17	450	431,888
Sourcehov LLC, Term Loan (Second Lien)	Caa2	10.500%	04/30/18	875	748,125
Sourcehov LLC, Term Loan B (First Lien)	B1	6.625%	04/28/17	421	393,927

					2,715,056

Electric — 0.3%
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Extending)	B2	3.746%	10/10/14	1,728	1,081,819
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	B2	3.741%	10/10/14	2,750	1,720,896
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Non-Extending)	B2	4.741%	10/10/17	2,750	1,641,675

					4,444,390

Food & Beverage — 0.1%
Advanced Pierre Foods, Loan (First Lien)	B1	7.000%	09/30/16	590	591,221
Advanced Pierre Foods, Loan (First Lien)	B1	7.500%	09/30/16	2	1,504
Advanced Pierre Foods, Loan (Second Lien)	B1	11.250%	09/29/17	220	220,550

					813,275

Gaming — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B-2	B2	3.245%	01/28/15	4,620	4,304,315
CCM Merger, Inc., Term Loan	B2	6.000%	03/01/17	1,119	1,105,127
Mohegan Tribal Gaming Authority, Term Loan	B3	9.000%	03/31/16	675	675,000

					6,084,442

Gas Pipelines — 0.3%
Energy Transfer Equity LP, Term Loan	Ba2	3.750%	03/23/17	3,560	3,489,441

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Gas Pipelines (continued)
NGPL PipeCo LLC, Term Loan	Ba3	6.750%	05/04/17	$1,208	$1,182,348

					4,671,789

Healthcare
inVentiv Health, Inc., Consolidated Term Loan	B1	6.500%	08/04/16	511	476,854

Independent Energy — 0.1%
Chesapeake Energy Corp., Term Loan	BB-(d)	8.500%	12/02/17	1,350	1,338,039

Life Insurance
CNO Financial Group, Inc., Loan B-1	B1	6.250%	09/30/16	360	359,164

Media – Cable
Bresnan Broadband Holdings LLC, Term Loan B	Ba3	4.500%	12/14/17	89	87,861

Media – Non Cable — 0.9%
Barrington Broadcasting, Tranche Term Loan 2	B1	7.500%	06/14/17	370	371,116
Cenveo Corp., Term B Facility	Ba3	6.625%	12/21/16	572	567,341
Clear Channel Communications, Inc., Tranche Term Loan B	Caa1	3.889%	01/29/16	3,728	2,970,350
Cumulus Radio, Term Loan B	Ba2	5.750%	09/17/18	1,243	1,236,955
Entercom Radio LLC, Term Loan B	Ba3	6.250%	11/23/18	310	309,446
High Plains Broadcasting, Inc., Term Loan	B2	9.000%	09/14/16	150	149,146
Hubbard Radio LLC, Term Loan (First Lien)	Ba3	5.250%	04/28/17	451	450,257
Hubbard Radio LLC, Term Loan (Second Lien)	Caa1	8.750%	04/30/18	150	149,812
Intelsat Jackson Holdings SA, Tranche Term Loan B	B1	5.250%	04/02/18	895	893,427
MTL Publishing LLC, Loan	Ba3	6.000%	03/01/18	300	301,125
Newport Television LLC, Term Loan	B2	9.000%	09/14/16	541	539,431
Radio One, Inc., Term Loan	B2	7.500%	03/31/16	1,395	1,370,364
Tl Acquisitions, Inc., Loan	B2	2.500%	07/03/14	1,356	1,254,206
Univision Communications, Inc., Extended Term Loan (First Lien)	B2	4.495%	03/31/17	2,575	2,434,997
Vertis, Inc., Term Loan	Caa1	11.750%	12/21/15	1,758	470,165

					13,468,138

Metals & Mining — 0.1%
Arch Coal, Inc., Term Loan	Ba3	5.750%	05/16/18	905	887,714
Noranda Aluminum Acquisition Corp., Term Loan B	Ba2	5.750%	02/28/19	451	452,119

					1,339,833

Non Captive – Diversified — 0.1%
iStar Financial, Inc., Tranche Loan A-1	B1	5.000%	06/28/13	273	272,306
iStar Financial, Inc., Tranche Loan A-1	B1	5.000%	06/28/13	502	500,208

					772,514

Other Industrials
Sensus USA, Inc., Term Loan (Second Lien)	Caa1	8.500%	05/09/18	125	123,985

Packaging — 0.1%
Reynolds Group Holdings, Inc., Tranche Term Loan B	Ba3	6.500%	02/09/18	611	612,900
Reynolds Group Holdings, Inc., Tranche Term Loan B	Ba3	6.500%	08/09/18	785	790,957

					1,403,857

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Pharmaceuticals — 0.2%
Axcan Pharma, Inc., Term Loan	B2	5.500%	02/10/17	$2,295	$2,219,743
Axcan Pharma, Inc., Term Loan B-1	B2	5.500%	02/10/17	248	239,352
Catalent Pharma Solutions, Inc., Dollar Term Loan	Ba3	4.245%	09/15/16	982	971,484

					3,430,579

Restaurants — 0.2%
Burger King Corp., Tranche Term Loan B 2011	Ba3	4.500%	10/19/16	939	933,834
Landry’s, Inc., Term Loan B	B1	6.500%	04/24/18	549	549,624
PF Changs China Bistro, Inc., Term Loan	Ba3	6.250%	06/22/19	25	25,016
Wendy’s Co. (The), Delayed Term Loan	Ba2	0.500%	05/15/19	222	220,145
Wendy’s Co. (The), Term Loan	Ba2	4.750%	05/15/19	278	275,870

					2,004,489

Retailers — 0.4%
Claire’s Stores, Inc., Term Loan B	B3	2.995%	05/29/14	1,651	1,565,104
Claire’s Stores, Inc., Term Loan B	B3	3.216%	05/29/14	711	673,801
Gymboree Corp., Term Loan 2011	B2	5.000%	02/23/18	2,191	2,069,404
J. Crew Group, Inc., Loan	B1	4.750%	03/07/18	368	362,538
J. Crew Group, Inc., Loan	B1	4.750%	03/07/18	375	369,938
Savers, Term Loan	Ba3	6.250%	06/30/19	635	634,606

					5,675,391

Supermarkets
SUPERVALU, Inc., Term Advance B-3	BB(d)	4.500%	04/30/18	416	409,439

Technology — 0.7%
Avaya, Inc., Term Loan B-1	B1	3.217%	10/24/14	488	459,714
Avaya, Inc., Term Loan B-3	B1	4.967%	10/26/17	981	866,834
Blackboard, Inc., Term Loan	B1	7.500%	10/04/18	2,985	2,887,988
CDW LLC/CDW Finance Corp., Extended Term Loan	B1	4.000%	07/15/17	801	782,380
Ceridian Corp., Term Loan	B1	5.995%	05/30/17	263	252,206
First Data Corp., Non-Extended Term Loan B-3	B1	2.995%	09/24/14	1,289	1,240,081
Freescale Semiconductor, Inc., Tranche Term Loan B-1	B1	4.489%	12/01/16	1,731	1,635,446
GO Daddy Group, Inc., Initial Term Loan	Ba3	5.500%	12/17/18	993	977,404
NXP BV/NXP Funding LLC, Tranche Loan A-2	B3	5.250%	02/16/19	648	644,323
NXP BV/NXP Funding LLC, Tranche Loan A-2	B3	5.500%	03/04/17	318	317,600
Zayo Group, Term Loan	B1	7.250%	06/15/19	428	428,492

					10,492,468

Wirelines — 0.1%
Level 3 Financing, Inc., Tranche Term Loan B III	Ba3	5.750%	09/01/18	1,450	1,448,637

TOTAL BANK LOANS (cost $73,085,890)					69,991,152

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.4%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A (cost $5,139,446)	NR	1.992%(c)	11/15/15	5,544	5,252,933

CORPORATE BONDS — 86.3%
Aerospace/Defense — 1.1%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.875%	09/15/20(a)	4,000	4,260,000
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba2	8.500%	07/01/18	3,300	3,609,375

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Aerospace/Defense (continued)
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	5.750%	03/15/22(a)	$2,050	$2,042,312
Colt Defense LLC/Colt Finance Corp., Gtd. Notes	Caa1	8.750%	11/15/17	1,075	667,844
Esterline Technologies Corp., Gtd. Notes	Ba2	7.000%	08/01/20	1,000	1,100,000
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%	01/15/15	57	57,641
TransDigm, Inc., Gtd. Notes	B3	7.750%	12/15/18	3,725	4,088,188

					15,825,360

Airlines — 0.4%
American Airlines 2011-1 Class B Pass-Through Trust, Pass-Through Certificates, 144A	B1	7.000%	07/31/19	1,093	1,082,209
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	7.875%	01/02/20	1,021	1,026,500
Continental Airlines 2004-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	9.558%	03/01/21	720	770,742
Continental Airlines 2005-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	9.798%	04/01/21	2,119	2,277,555
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	Baa2	9.750%	01/15/18	918	1,044,651

					6,201,657

Automotive — 1.4%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba1	9.250%	01/15/17(a)	300	335,250
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	B2	8.000%	06/15/19(a)	2,402	2,468,056
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	B2	8.250%	06/15/21(a)	3,512	3,608,580
Dana Holding Corp., Sr. Unsec’d. Notes	B2	6.500%	02/15/19	1,075	1,142,188
Delphi Corp., Gtd. Notes	Ba2	5.875%	05/15/19	600	640,500
Delphi Corp., Gtd. Notes	Ba2	6.125%	05/15/21(a)	950	1,037,875
Goodyear Tire & Rubber Co. (The), Gtd. Notes	B1	7.000%	05/15/22(a)	1,563	1,561,046
J.B. Poindexter & Co., Inc., Unsec’d. Notes, 144A	B2	9.000%	04/01/22	1,218	1,218,000
Lear Corp., Gtd. Notes	Ba2	7.875%	03/15/18	3,050	3,366,438
Navistar International Corp., Gtd. Notes	B1	8.250%	11/01/21	900	862,875
Schaeffler Finance BV (Netherlands), Sr. Sec’d. Notes, 144A	B1	7.750%	02/15/17	1,575	1,641,938
Schaeffler Finance BV (Netherlands), Sr. Sec’d. Notes, 144A	B1	8.500%	02/15/19(a)	925	987,438
UCI International, Inc., Gtd. Notes	B3	8.625%	02/15/19	2,010	2,022,562

					20,892,746

Banking — 1.2%
Bank of America Corp., Jr. Sub. Notes	B1	8.000%(c)	12/29/49	7,006	7,298,010
Bank of America Corp., Jr. Sub. Notes	B1	8.125%(c)	12/29/49(a)	850	891,913
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.875%	01/05/21	1,335	1,457,562
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.500%	08/01/16	510	560,048
Bank of America Corp., Sub. Notes	Baa3	5.750%	08/15/16	1,050	1,091,875
BankAmerica Institutional Capital B, Ltd. Gtd. Notes, 144A.	Ba2	7.700%	12/31/26	1,575	1,598,625
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.450%	01/10/17	950	995,831
Regions Bank, Sub. Notes	Ba3	7.500%	05/15/18	910	1,023,750
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	Ba3	7.648%(c)	08/29/49	1,200	960,000

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
Royal Bank of Scotland NV (Netherlands), Sub. Notes, MTN	BBB-(d)	1.168%(c)	03/09/15	$270	$227,464
Royal Bank of Scotland PLC (United Kingdom), Sub. Notes, MTN	BBB-(d)	9.500%(c)	03/16/22	226	236,057
Wachovia Capital Trust III, Ltd. Gtd. Notes	Baa3	5.570%(c)	12/31/49(a)	1,660	1,585,300

					17,926,435

Brokerage
Nuveen Investments, Inc., Gtd. Notes	Caa2	10.500%	11/15/15	156	158,340
Oppenheimer Holdings, Inc., Sr. Sec’d. Notes	B2	8.750%	04/15/18	310	308,450

					466,790

Building Materials — 1.4%
American Standard Americas, Sr. Sec’d. Notes, 144A	Caa1	10.750%	01/15/16	225	195,188
Building Materials Corp. of America, Gtd. Notes, 144A	Ba3	7.500%	03/15/20	725	786,625
Building Materials Corp. of America, Sr. Notes, 144A	Ba3	6.875%	08/15/18	950	1,009,375
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A	Ba1	7.000%	02/15/20(a)	4,800	5,172,000
Cemex Espana Luxembourg (Spain), Sr. Sec’d. Notes, 144A	B-(d)	9.875%	04/30/19	2,000	1,772,500
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B-(d)	9.500%	12/14/16(a)	3,125	3,046,875
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	B-(d)	9.000%	01/11/18(a)	1,400	1,249,500
Gibraltar Industries, Inc., Gtd. Notes	B2	8.000%	12/01/15	1,000	1,022,500
HD Supply, Inc., Sr. Sec’d. Notes, 144A	B2	8.125%	04/15/19(a)	815	880,200
Masco Corp., Sr. Unsec’d. Notes	Ba2	5.950%	03/15/22(a)	886	912,036
Masco Corp., Sr. Unsec’d. Notes	Ba2	7.125%	03/15/20	51	56,271
Masonite International Corp. (Canada), Gtd. Notes, 144A	B3	8.250%	04/15/21	600	618,000
Nortek, Inc., Gtd. Notes	B(d)	8.500%	04/15/21(a)	850	830,875
Roofing Supply Group LLC/Roofing Supply Finance, Inc., Gtd. Notes, 144A	B3	10.000%	06/01/20	615	642,675
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba2	6.500%	12/01/16	515	542,038
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba2	7.500%	06/15/21(a)	2,000	2,200,000

					20,936,658

Chemicals — 3.0%
Celanese US Holdings LLC, Gtd. Notes	Ba3	6.625%	10/15/18(a)	1,000	1,087,500
Chemtura Corp., Gtd. Notes	B1	7.875%	09/01/18(a)	1,175	1,235,219
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	Caa1	9.000%	11/15/20(a)	5,760	4,968,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes	B3	8.875%	02/01/18(a)	400	408,000
Huntsman International LLC, Gtd. Notes	B1	5.500%	06/30/16(a)	1,550	1,550,000
Huntsman International LLC, Gtd. Notes	B2	8.625%	03/15/21	450	507,375
JM Huber Corp., Sr. Notes, 144A	B2	9.875%	11/01/19	685	736,375
Koppers, Inc., Gtd. Notes	B1	7.875%	12/01/19	2,000	2,155,000
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes, 144A	Ba2	5.000%	04/15/19	1,675	1,756,656
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes, 144A	Ba2	5.750%	04/15/24	1,600	1,712,000
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes, 144A	Ba2	6.000%	11/15/21	4,775	5,240,563

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
Momentive Performance Materials, Inc., Sec’d. Notes	Caa1	9.000%	01/15/21(a)	$1,300	$984,750
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., Gtd. Notes	B3	8.375%	03/01/18	3,275	3,176,750
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.375%	11/01/16(a)	2,750	3,059,375
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.625%	11/01/19(a)	500	566,250
Omnova Solutions, Inc., Gtd. Notes	B2	7.875%	11/01/18	560	561,400
PolyOne Corp., Sr. Unsec’d. Notes	Ba3	7.375%	09/15/20(a)	1,684	1,789,250
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	Baa2	6.875%	09/15/20	3,550	3,905,000
Solutia, Inc., Gtd. Notes	B1	7.875%	03/15/20	2,050	2,398,500
Taminco Global Chemical Corp., Sr. Sec’d. Notes, 144A	Caa1	9.750%	03/31/20	3,225	3,313,688
Texas Petrochemical Corp., Sr. Sec’d. Notes	B1	8.250%	10/01/17	1,900	2,009,250

					43,120,901

Construction Machinery — 1.8%
Ashtead Capital, Inc., Gtd. Notes, 144A	B2	6.500%	07/15/22	2,259	2,259,000
BakerCorp International, Inc., Sr. Notes, 144A	Caa1	8.250%	06/01/19	750	744,375
Case New Holland, Inc., Gtd. Notes	Ba2	7.750%	09/01/13	850	903,125
Case New Holland, Inc., Gtd. Notes	Ba2	7.875%	12/01/17(a)	1,825	2,107,875
Columbus Mckinnon Corp., Gtd. Notes	B1	7.875%	02/01/19	620	657,200
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr. Unsec’d. Notes	B3	8.250%	02/01/21(a)	1,425	1,517,625
Terex Corp., Gtd. Notes	B2	6.500%	04/01/20(a)	875	885,938
Terex Corp., Sr. Sub. Notes	Caa1	8.000%	11/15/17(a)	3,685	3,823,188
UR Merger Sub Corp., Gtd. Notes	Caa1	8.375%	09/15/20(a)	1,825	1,920,812
UR Merger Sub Corp., Gtd. Notes	B3	9.250%	12/15/19	4,812	5,341,320
UR Merger Sub Corp., Gtd. Notes, 144A	B3	7.375%	05/15/20(a)	1,585	1,656,325
UR Merger Sub Corp., Gtd. Notes, 144A	B3	7.625%	04/15/22(a)	3,730	3,907,174

					25,723,957

Consumer Products — 0.7%
American Achievement Corp., Sec’d. Notes, 144A	B3	10.875%	04/15/16	2,110	1,535,025
Armored AutoGroup, Inc., Gtd. Notes, 144A	Caa1	9.250%	11/01/18	2,000	1,725,000
Icon Health & Fitness, Inc., Sr. Sec’d. Notes, 144A	B2	11.875%	10/15/16	290	253,025
Libbey Glass, Inc., Gtd. Notes, 144A	B2	6.875%	05/15/20	725	744,938
Scotts Miracle-Gro Co. (The), Gtd. Notes	B1	7.250%	01/15/18	1,000	1,080,000
Visant Corp., Gtd. Notes	Caa1	10.000%	10/01/17	4,392	4,359,060

					9,697,048

Consumer Services — 0.9%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A	B1	6.875%	06/15/19(a)	1,900	1,947,500
Garda World Security Corp. (Canada), Sr. Unsec’d. Notes, 144A	B2	9.750%	03/15/17	1,100	1,163,250
Goodman Networks, Inc., Sr. Sec’d. Notes, 144A	B2	12.125%	07/01/18	1,430	1,472,900
Mobile Mini, Inc., Gtd. Notes	B2	7.875%	12/01/20	525	555,188
Sabre, Inc., Sr. Sec’d. Notes, 144A	B1	8.500%	05/15/19	500	507,500
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	06/15/17	750	834,375
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	05/15/19	3,000	3,225,000
Stewart Enterprises, Inc., Gtd. Notes	B1	6.500%	04/15/19(a)	3,305	3,404,150

					13,109,863

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Manufacturing — 1.1%
Amsted Industries, Inc., Sr. Notes, 144A	B1	8.125%	03/15/18	$1,835	$1,940,512
Griffon Corp., Gtd. Notes	B1	7.125%	04/01/18	3,570	3,623,550
RBS Global, Inc./Rexnord LLC, Gtd. Notes	B3	8.500%	05/01/18(a)	4,250	4,611,250
SPX Corp., Gtd. Notes	Ba2	6.875%	09/01/17(a)	1,000	1,090,000
Tomkins LLC/Tomkins, Inc., Sec’d. Notes	B1	9.000%	10/01/18	1,013	1,126,962
WireCo WorldGroup, Inc., Gtd. Notes	B3	9.500%	05/15/17	4,132	4,173,320

					16,565,594

Electric — 3.4%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	03/01/14(a)	1,000	1,085,000
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	10/15/15(a)	5,025	5,640,562
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000%	10/15/17	100	113,750
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	9.750%	04/15/16	1,125	1,333,125
AES Ironwood LLC, Sr. Sec’d. Notes	B2	8.857%	11/30/25	114	131,601
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.250%	10/15/17(a)	4,285	4,606,375
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.500%	02/15/21(a)	5,080	5,486,400
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%	01/15/23	2,000	2,180,000
Covanta Holding Corp., Sr. Unsec’d. Notes	Ba3	6.375%	10/01/22	975	1,030,569
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(i)	NR	7.125%	05/15/18	2,000	1,340,000
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(i)	NR	7.750%	06/01/19(a)	2,000	1,340,000
Dynegy Roseton LLC/Danskammer Pass-Through Trust, Series B, Pass-Through Certificates(i)	NR	7.670%	11/08/16	3,800	2,356,000
Edison Mission Energy, Sr. Unsec’d. Notes	Caa3	7.000%	05/15/17	600	336,000
Edison Mission Energy, Sr. Unsec’d. Notes	Caa3	7.200%	05/15/19(a)	2,000	1,115,000
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.750%	10/15/19(a)	283	291,490
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	10.000%	01/15/20	125	133,438
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	Caa3	10.000%	12/01/20(a)	5,000	5,437,500
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	Ba1	9.125%	06/30/17	4,829	4,973,633
NRG Energy, Inc., Gtd. Notes	B1	7.625%	01/15/18	3,100	3,208,500
NRG Energy, Inc., Gtd. Notes	B1	7.625%	05/15/19(a)	2,400	2,430,000
NRG Energy, Inc., Gtd. Notes	B1	7.875%	05/15/21(a)	2,625	2,651,250
NRG Energy, Inc., Gtd. Notes	B1	8.250%	09/01/20(a)	1,075	1,112,625
Red Oak Power LLC, Sr. Sec’d. Notes	B2	8.540%	11/30/19	1,046	1,108,719
Reliant Energy Mid Atlantic, Pass-Through Certificates	Ba1	9.681%	07/02/26	90	85,725

					49,527,262

Entertainment — 1.8%
AMC Entertainment, Inc., Gtd. Notes	Caa1	9.750%	12/01/20	5,720	6,177,600
Carmike Cinemas, Inc., Sec’d. Notes	B2	7.375%	05/15/19	2,600	2,691,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B2	9.125%	08/01/18	1,000	1,110,000
Cinemark USA, Inc., Gtd. Notes	B2	8.625%	06/15/19(a)	966	1,069,845
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A	B1	8.250%	12/15/17	3,025	3,342,625
Regal Cinemas Corp., Gtd. Notes	B2	8.625%	07/15/19(a)	1,075	1,185,188
Universal City Development Partners Ltd./UCDP Finance, Inc., Gtd. Notes	Baa2	8.875%	11/15/15	115	123,225
Vail Resorts, Inc., Gtd. Notes	Ba3	6.500%	05/01/19	1,315	1,380,750
WMG Acquisition Corp., Gtd. Notes	B3	11.500%	10/01/18(a)	2,195	2,425,475
WMG Acquisition Corp., Sr. Sec’d. Notes	Ba2	9.500%	06/15/16(a)	4,535	4,943,150
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.500%	06/15/16	1,575	1,716,750

					26,165,608

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food & Beverage — 2.0%
ARAMARK Corp., Gtd. Notes	B3	8.500%	02/01/15(a)	$2,825	$2,892,122
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.625%	05/01/16(a)	3,915	4,008,020
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A	B2	9.000%	12/15/17	5,896	5,881,260
Darling International, Inc., Gtd. Notes	Ba3	8.500%	12/15/18	525	589,312
Dean Foods Co., Gtd. Notes	B2	7.000%	06/01/16	375	398,438
Dean Foods Co., Gtd. Notes	B2	9.750%	12/15/18	150	167,250
Del Monte Corp., Gtd. Notes	B3	7.625%	02/15/19(a)	1,925	1,941,844
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes	B1	11.625%	05/01/14	2,725	3,099,687
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A	B1	7.250%	06/01/21	2,350	2,185,500
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A	B1	8.250%	02/01/20	546	530,985
Michael Foods, Inc., Gtd. Notes	Caa1	9.750%	07/15/18	3,005	3,297,988
Pilgrim’s Pride Corp., Gtd. Notes	Caa1	7.875%	12/15/18(a)	580	587,975
Simmons Foods, Inc., Sec’d. Notes, 144A	Caa1	10.500%	11/01/17	700	658,000
Smithfield Foods, Inc., Sr. Sec’d. Notes	Ba2	10.000%	07/15/14	1,750	1,997,188
Smithfield Foods, Inc., Sr. Unsec’d. Notes	B2	7.750%	07/01/17	435	481,219

					28,716,788

Gaming — 4.6%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes, 144A	Caa1	9.000%	05/15/18(a)	1,125	1,125,000
American Casino & Entertainment Properties LLC, Sr. Sec’d. Notes	B3	11.000%	06/15/14	542	569,100
Ameristar Casinos, Inc., Gtd. Notes	B3	7.500%	04/15/21	775	829,250
Boyd Gaming Corp., Gtd. Notes	B3	9.125%	12/01/18(a)	3,450	3,553,500
Boyd Gaming Corp., Gtd. Notes, 144A	B3	9.000%	07/01/20	2,125	2,130,312
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	Caa2	12.750%	04/15/18(a)	3,850	3,022,250
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	B2	11.250%	06/01/17	3,595	3,923,044
CCM Merger, Inc., Gtd. Notes, 144A	Caa2	9.125%	05/01/19(a)	2,725	2,748,844
Chukchansi Economic Development Authority, Sec’d. Notes, 144A	Caa2	9.750%	05/30/20	639	508,005
CityCenter Holdings LLC/CityCenter Finance Corp., Sec’d. Notes, PIK	Caa2	10.750%	01/15/17(a)	1,568	1,728,713
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	B3	10.500%	07/01/19	850	877,625
Isle of Capri Casinos, Inc., Gtd. Notes	Caa1	7.000%	03/01/14(a)	952	950,810
Isle of Capri Casinos, Inc., Gtd. Notes	B3	7.750%	03/15/19(a)	3,675	3,766,875
Marina District Finance Co., Inc., Sr. Sec’d. Notes	B2	9.500%	10/15/15(a)	1,700	1,649,000
Marina District Finance Co., Inc., Sr. Sec’d. Notes	B2	9.875%	08/15/18(a)	500	471,250
MCE Finance Ltd. (Cayman Islands), Gtd. Notes	B1	10.250%	05/15/18	1,074	1,216,305
MGM Resorts International, Gtd. Notes	B3	6.750%	04/01/13	1,000	1,023,750
MGM Resorts International, Gtd. Notes	B3	7.625%	01/15/17(a)	4,100	4,233,250
MGM Resorts International, Gtd. Notes	B3	7.750%	03/15/22(a)	3,000	3,097,500
MGM Resorts International, Gtd. Notes	B3	10.000%	11/01/16(a)	2,145	2,375,587
MGM Resorts International, Gtd. Notes, 144A	B3	8.625%	02/01/19	2,185	2,337,950
MGM Resorts International, Sr. Sec’d. Notes	Ba2	9.000%	03/15/20(a)	550	610,500
MGM Resorts International, Sr. Sec’d. Notes	Ba2	10.375%	05/15/14	2,000	2,255,000
MGM Resorts International, Sr. Sec’d. Notes	Ba2	11.125%	11/15/17(a)	775	869,938

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Gaming (continued)
MGM Resorts International, Sr. Sec’d. Notes	Ba2	13.000%	11/15/13	$3,150	$3,591,000
MTR Gaming Group, Inc., Sec’d. Notes	Caa1	11.500%	08/01/19(a)	2,481	2,542,641
Peninsula Gaming LLC/Peninsula Gaming Corp., Sec’d. Notes	Ba3	8.375%	08/15/15	600	631,500
Pinnacle Entertainment, Inc., Gtd. Notes	B3	7.750%	04/01/22(a)	550	587,812
Pinnacle Entertainment, Inc., Gtd. Notes	B3	8.750%	05/15/20(a)	990	1,084,050
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Sr. Sec’d. Notes, 144A	B3	9.500%	06/15/19(a)	275	285,656
Scientific Games International, Inc., Gtd. Notes	B1	9.250%	06/15/19	250	273,750
Seminole Hard Rock Entertainment, Inc., Sr. Sec’d. Notes, 144A	B2	2.974%(c)	03/15/14	600	582,000
Seminole Indian Tribe of Florida, Notes, 144A	Ba1	7.750%	10/01/17	775	844,750
Seneca Gaming Corp., Gtd. Notes, 144A	B2	8.250%	12/01/18	1,000	1,025,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B2	8.625%	04/15/16(a)	3,750	3,956,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage	Ba2	5.375%	03/15/22	1,250	1,375,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage	Ba2	7.750%	08/15/20	500	553,750
Yonkers Racing Corp., Sec’d. Notes, 144A	B1	11.375%	07/15/16(a)	2,753	2,925,062

					66,131,579

Gas Distributors — 0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	Ba2	6.750%	05/20/20(a)	553	564,060
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	Ba2	7.000%	05/20/22(a)	706	727,180
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	Ba3	6.500%	05/20/21(a)	191	191,955
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	B2	6.500%	05/01/21	1,150	1,049,375

					2,532,570

Gas Pipelines — 1.2%
Chesapeake Midstream Partners LP/CHKM Finance Corp., Gtd. Notes	Ba3	6.125%	07/15/22	523	512,540
Crosstex Energy LP/Crosstex Energy Finance Corp., Gtd. Notes, 144A	B2	7.125%	06/01/22	765	753,525
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.250%	06/01/18(a)	710	819,016
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	B2	7.875%	12/15/18	820	840,500
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes, 144A	B2	7.875%	12/15/18	520	533,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.250%	06/15/22	615	633,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.750%	11/01/20(a)	1,635	1,737,188
NGPL PipeCo LLC, Sr. Sec’d. Notes, 144A	Ba3	9.625%	06/01/19	315	337,838
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes, 144A	B2	8.375%	06/01/20(a)	557	565,355
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	B1	6.500%	07/15/21	1,265	1,328,250
SemGroup LP, Escrow Bonds, 144A	NR	Zero	12/31/49	2,555	2
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	Ba3	6.875%	02/01/21	1,400	1,456,000

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Gas Pipelines (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	Ba3	7.875%	10/15/18	$2,000	$2,160,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	Ba3	8.250%	07/01/16	3,950	4,108,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	Ba3	6.375%	08/01/22	1,775	1,770,563

					17,555,227

Healthcare — 6.5%
Acadia Healthcare Co., Inc., Gtd. Notes	B3	12.875%	11/01/18	2,800	3,192,000
Accellent, Inc., Gtd. Notes	Caa2	10.000%	11/01/17	3,925	3,297,000
Accellent, Inc., Sr. Sec’d. Notes	B1	8.375%	02/01/17	2,437	2,467,462
Alliance HealthCare Services, Inc., Sr. Unsec’d. Notes	B3	8.000%	12/01/16	4,050	3,027,375
Apria Healthcare Group, Inc., Sec’d. Notes	Caa1	12.375%	11/01/14(a)	975	923,812
Apria Healthcare Group, Inc., Sr. Sec’d. Notes	B1	11.250%	11/01/14	300	310,500
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%	10/15/17	1,775	1,897,031
Capella Healthcare, Inc., Gtd. Notes	B3	9.250%	07/01/17	6,550	6,779,250
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.000%	11/15/19	7,345	7,822,425
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.875%	07/15/15(a)	1,543	1,583,504
ConvaTec Healthcare e SA (Luxembourg), Gtd. Notes, 144A	Caa1	10.500%	12/15/18(a)	4,200	4,221,000
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	5.625%	07/31/19	374	389,894
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	5.875%	01/31/22	126	131,198
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	6.500%	09/15/18(a)	450	489,375
HCA, Inc., Gtd. Notes	B3	7.500%	02/15/22(a)	6,172	6,727,480
HCA, Inc., Gtd. Notes	B3	8.000%	10/01/18	850	954,125
HCA, Inc., Sr. Sec’d. Notes	Ba3	5.875%	03/15/22(a)	4,500	4,702,500
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%	02/15/20(a)	2,250	2,438,438
HCA, Inc., Sr. Sec’d. Notes	Ba3	7.875%	02/15/20	2,000	2,220,000
HCA, Inc., Sr. Unsec’d. Notes	B3	5.750%	03/15/14(a)	1,650	1,726,312
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15	7,350	7,809,375
HCA, Inc., Sr. Unsec’d. Notes	B3	7.190%	11/15/15	1,070	1,128,850
Health Management Associates, Inc., Sr. Unsec’d. Notes, 144A	B3	7.375%	01/15/20(a)	650	691,438
Healthsouth Corp., Gtd. Notes	B1	7.250%	10/01/18	2,925	3,115,125
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	Caa1	8.375%	05/15/19	2,678	2,651,220
inVentiv Health, Inc., Gtd. Notes, 144A	Caa2	10.000%	08/15/18	2,979	2,547,045
inVentiv Health, Inc., Sr. Notes, 144A	Caa2	10.000%	08/15/18	700	602,000
Kindred Healthcare, Inc., Gtd. Notes	B3	8.250%	06/01/19	1,800	1,669,500
Kinetic Concepts, Inc./KCI USA, Inc., Gtd. Notes, 144A	Caa1	12.500%	11/01/19	2,250	2,036,250
MedAssets, Inc., Gtd. Notes	B3	8.000%	11/15/18	925	975,875
Multiplan, Inc., Gtd. Notes, 144A	Caa1	9.875%	09/01/18(a)	1,500	1,642,500
National Mentor Holdings, Inc., Gtd. Notes, 144A	Caa2	12.500%	02/15/18	1,650	1,643,812
Omnicare, Inc., Gtd. Notes	Ba3	7.750%	06/01/20	834	909,060
OnCure Holdings, Inc., Sec’d. Notes	Caa3	11.750%	05/15/17	765	546,975
PSS World Medical, Inc., Gtd. Notes, 144A	Ba3	6.375%	03/01/22	550	563,750
Radnet Management, Inc., Gtd. Notes	Caa1	10.375%	04/01/18	775	775,000
ResCare, Inc., Gtd. Notes	B-(d)	10.750%	01/15/19	1,575	1,744,312
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	6.250%	11/01/18(a)	3,620	3,828,150

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare (continued)
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	10.000%	05/01/18	$600	$687,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	8.000%	08/01/20(a)	1,184	1,225,440
USPI Finance Corp., Sr. Unsec’d. Notes, 144A	Caa1	9.000%	04/01/20	750	795,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., Gtd. Notes	B3	7.750%	02/01/19	280	282,800
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., Gtd. Notes	B3	8.000%	02/01/18(a)	935	956,038

					94,127,196

Home Construction — 0.7%
DR Horton, Inc., Gtd. Notes	Ba2	5.625%	01/15/16	205	216,788
K Hovnanian Enterprises, Inc., Gtd. Notes	Caa3	11.875%	10/15/15(a)	1,025	863,562
KB Home, Gtd. Notes	B2	5.875%	01/15/15	245	242,550
KB Home, Gtd. Notes	B2	6.250%	06/15/15	703	695,970
Lennar Corp., Gtd. Notes	B2	6.950%	06/01/18	550	587,125
Lennar Corp., Gtd. Notes	B2	12.250%	06/01/17	610	788,425
M/I Homes, Inc., Gtd. Notes	Caa1	8.625%	11/15/18	275	283,938
M/I Homes, Inc., Gtd. Notes, 144A	NR	8.625%	11/15/18	325	329,062
MDC Holdings, Inc., Gtd. Notes	Baa3	5.625%	02/01/20	505	503,592
Meritage Homes Corp., Gtd. Notes, 144A	B1	7.000%	04/01/22	425	437,750
Standard Pacific Corp., Gtd. Notes	B3	8.375%	05/15/18	2,250	2,458,124
Standard Pacific Corp., Gtd. Notes	B3	8.375%	01/15/21(a)	975	1,057,875
Standard Pacific Corp., Gtd. Notes	B3	10.750%	09/15/16	345	407,100
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	B2	7.750%	04/15/20	1,375	1,436,875

					10,308,736

Independent Energy — 5.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	B3	9.625%	10/15/18	1,000	987,500
Bill Barrett Corp., Gtd. Notes	B1	7.000%	10/15/22(a)	300	286,500
Bill Barrett Corp., Gtd. Notes	B1	7.625%	10/01/19	250	250,000
Bill Barrett Corp., Gtd. Notes	B1	9.875%	07/15/16	1,400	1,547,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.775%	03/15/19(a)	1,000	975,000
Cimarex Energy Co., Gtd. Notes	Ba1	5.875%	05/01/22	294	305,392
Comstock Resources, Inc., Gtd. Notes	B3	8.375%	10/15/17(a)	1,917	1,849,905
Comstock Resources, Inc., Gtd. Notes	B3	9.500%	06/15/20(a)	486	478,710
Concho Resources, Inc., Gtd. Notes	B1	6.500%	01/15/22	1,575	1,638,000
Continental Resources, Inc., Gtd. Notes, 144A	Ba2	5.000%	09/15/22(a)	561	569,415
Denbury Resources, Inc., Gtd. Notes	B1	6.375%	08/15/21(a)	1,025	1,066,000
Denbury Resources, Inc., Gtd. Notes	B1	8.250%	02/15/20(a)	1,470	1,609,650
Denbury Resources, Inc., Gtd. Notes	B1	9.750%	03/01/16	375	412,031
Energy XXI Gulf Coast, Inc., Gtd. Notes	B3	7.750%	06/15/19	550	555,500
Energy XXI Gulf Coast, Inc., Gtd. Notes	B3	9.250%	12/15/17	800	856,000
EP Energy LLC/EP Energy Finance, Inc., Sr. Sec’d. Notes, 144A	Ba3	6.875%	05/01/19(a)	1,222	1,276,990
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes, 144A	B2	9.375%	05/01/20(a)	2,108	2,184,415
Forest Oil Corp., Gtd. Notes	B1	7.250%	06/15/19(a)	1,700	1,559,750
Harvest Operations Corp. (Canada), Gtd. Notes, 144A	Ba1	6.875%	10/01/17	4,050	4,303,125
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	B1	7.625%	04/15/21	400	426,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	B1	8.000%	02/15/20	1,660	1,788,650
Laredo Petroleum, Inc., Gtd. Notes, 144A	B3	7.375%	05/01/22	510	530,400

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Independent Energy (continued)
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A	B2	6.250%	11/01/19(a)	$1,875	$1,837,500
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A	B2	6.500%	05/15/19	2,475	2,450,250
McMoran Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14	3,000	3,082,500
MEG Energy Corp. (Canada), Gtd. Notes, 144A	B2	6.500%	03/15/21	2,200	2,246,750
Newfield Exploration Co., Sr. Sub. Notes	Ba2	7.125%	05/15/18	3,479	3,683,391
Newfield Exploration Co., Sr. Unsec’d. Notes	Ba1	5.625%	07/01/24	390	398,775
NFR Energy LLC/NFR Energy Finance Corp., Gtd. Notes, 144A	Caa1	9.750%	02/15/17	1,250	1,037,500
OGX Austria GmbH (Austria), Gtd. Notes, 144A	B1	8.375%	04/01/22	530	457,125
Penn Virginia Corp., Gtd. Notes	B3	10.375%	06/15/16(a)	900	864,000
Petrohawk Energy Corp., Gtd. Notes	Baa3	6.250%	06/01/19	1,000	1,118,969
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.250%	08/15/18	1,075	1,208,917
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	6.875%	05/01/18	1,213	1,427,501
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	7.500%	01/15/20	1,067	1,320,192
Plains Exploration & Production Co., Gtd. Notes	B1	6.125%	06/15/19(a)	1,225	1,231,125
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%	02/01/22(a)	1,250	1,275,000
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%	04/01/20	2,650	2,795,750
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	5.375%	10/01/22	725	726,812
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%	03/01/21	1,775	1,970,250
Range Resources Corp., Gtd. Notes	Ba3	5.000%	08/15/22(a)	650	641,875
Range Resources Corp., Gtd. Notes	Ba3	5.750%	06/01/21	2,600	2,717,000
Range Resources Corp., Gtd. Notes	Ba3	6.750%	08/01/20(a)	750	813,750
Range Resources Corp., Gtd. Notes	Ba3	7.500%	10/01/17	1,000	1,045,000
Range Resources Corp., Gtd. Notes	Ba3	8.000%	05/15/19	650	710,125
Samson Investment Co., Sr. Unsec’d. Notes, 144A	B1	9.750%	02/15/20(a)	4,025	4,004,875
SM Energy Co., Sr. Notes, 144A	B1	6.500%	01/01/23	425	428,188
SM Energy Co., Sr. Unsec’d. Notes	B1	6.500%	11/15/21	1,300	1,322,750
SM Energy Co., Sr. Unsec’d. Notes	B1	6.625%	02/15/19	825	845,625
Swift Energy Co., Gtd. Notes	B3	7.875%	03/01/22	607	610,035
Swift Energy Co., Gtd. Notes	B3	8.875%	01/15/20(a)	1,250	1,312,500
Vanguard Natural Resources LLC/VNR Finance Corp., Gtd. Notes	Caa1	7.875%	04/01/20	495	495,000
W&T Offshore, Inc., Gtd. Notes	B3	8.500%	06/15/19	2,041	2,107,332
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	5.250%	01/15/17	3,350	3,391,875
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	6.000%	01/15/22	3,225	3,208,875

					78,243,045

Life Insurance — 0.3%
American International Group, Inc., Jr. Sub. Debs	Baa2	8.175%(c)	05/15/68(a)	3,100	3,363,500
CNO Financial Group, Inc., Sr. Sec’d. Notes, 144A	B1	9.000%	01/15/18	1,000	1,077,500
Hartford Financial Services Group, Inc., Jr. Sub. Debs	Ba1	8.125%(c)	06/15/68(a)	500	523,750

					4,964,750

Lodging — 0.6%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	6.750%	06/01/19(a)	1,075	1,100,531
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%	10/01/14	2,165	2,468,100
Host Hotels & Resorts LP, Gtd. Notes	Ba1	6.375%	03/15/15(a)	2,500	2,537,500
Host Hotels & Resorts LP, Gtd. Notes	Ba1	9.000%	05/15/17	1,000	1,107,500

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Lodging (continued)
Host Hotels & Resorts LP, Sr. Unsec’d. Notes, 144A	Ba1	5.250%	03/15/22(a)	$1,200	$1,230,000
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes	Ba1	7.250%	03/15/18(a)	640	691,200

					9,134,831

Media – Cable — 5.4%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.000%	12/15/18(a)	1,150	1,201,750
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	7.750%	04/15/18	550	585,750
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.000%	04/15/20	575	621,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625%	09/15/17	2,984	3,327,160
CCH II LLC/CCH II Capital Corp., Gtd. Notes	B2	13.500%	11/30/16	4,699	5,239,621
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	6.500%	04/30/21(a)	1,375	1,464,375
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	6.625%	01/31/22(a)	359	384,130
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.000%	01/15/19	48	51,840
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.375%	06/01/20(a)	1,475	1,620,656
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.875%	04/30/18(a)	2,250	2,446,875
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	8.125%	04/30/20(a)	1,400	1,561,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%	11/15/17(a)	4,825	5,198,938
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	7.625%	07/15/18	850	949,875
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.500%	04/15/14	5,950	6,545,000
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.625%	02/15/19(a)	2,000	2,310,000
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	Ba3	6.750%	11/15/21(a)	1,425	1,517,625
DISH DBS Corp., Gtd. Notes	Ba2	6.750%	06/01/21(a)	2,545	2,748,600
DISH DBS Corp., Gtd. Notes	Ba2	7.750%	05/31/15(a)	1,000	1,110,000
DISH DBS Corp., Gtd. Notes	Ba2	7.875%	09/01/19(a)	115	132,538
DISH DBS Corp., Gtd. Notes, 144A	Ba2	4.625%	07/15/17	216	216,270
DISH DBS Corp., Gtd. Notes, 144A	Ba2	5.875%	07/15/22	193	194,930
Echostar DBS, Gtd. Notes	Ba2	6.625%	10/01/14	4,300	4,611,750
Echostar DBS, Gtd. Notes	Ba2	7.125%	02/01/16	950	1,042,625
Harron Communications LP/Harron Finance Corp., Sr. Notes, 144A	Caa1	9.125%	04/01/20	505	522,675
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	B3	8.500%	10/15/15	300	308,250
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	B3	7.250%	02/15/22(a)	310	315,425
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	B3	9.125%	08/15/19	835	916,412
Nara Cable Funding Ltd. (Ireland), Sr. Sec’d. Notes, 144A	B1	8.875%	12/01/18(a)	2,000	1,720,000
Ono Finance II PLC (Ireland), Gtd. Notes, 144A	Caa1	10.875%	07/15/19	625	484,375
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	Ba3	8.125%	12/01/17	1,445	1,553,375
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	B2	9.875%	04/15/18	4,000	4,380,000
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625%	07/01/20	1,200	1,218,000

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media – Cable (continued)
UPCB Finance V Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	7.250%	11/15/21	$1,775	$1,854,875
UPCB Finance VI Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.875%	01/15/22	2,315	2,361,300
Videotron Ltee (Canada), Gtd. Notes	Ba1	9.125%	04/15/18	5,150	5,639,250
Videotron Ltee (Canada), Gtd. Notes, 144A	Ba1	5.000%	07/15/22	2,775	2,816,625
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	Ba2	5.250%	02/15/22(a)	315	322,088
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	Ba2	8.375%	10/15/19	805	904,619
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	Ba2	9.500%	08/15/16	7,100	7,916,500

					78,316,077

Media – Non Cable — 5.5%
Allbritton Communications Co., Sr. Unsec’d. Notes	B2	8.000%	05/15/18(a)	1,000	1,045,000
AMC Networks, Inc., Gtd. Notes, 144A	B2	7.750%	07/15/21	2,575	2,838,938
Belo Corp., Sr. Unsec’d. Notes	Ba3	6.750%	05/30/13	2,000	2,070,000
Cengage Learning Acquisitions, Inc., Gtd. Notes, 144A	Caa2	10.500%	01/15/15(a)	1,960	1,489,600
Cenveo Corp., Sec’d. Notes	B3	8.875%	02/01/18(a)	3,200	2,864,000
Clear Channel Communications, Inc., Gtd. Notes	Ca	10.750%	08/01/16(a)	850	535,500
Clear Channel Communications, Inc., Sr. Sec’d. Notes	Caa1	9.000%	03/01/21(a)	1,000	870,000
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	5.500%	12/15/16	3,525	1,753,688
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	B1	9.250%	12/15/17(a)	3,675	4,005,750
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	B1	9.250%	12/15/17	1,400	1,522,500
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A	B3	7.625%	03/15/20	2,150	2,058,626
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A	B3	7.625%	03/15/20(a)	1,975	1,930,562
Entercom Radio LLC, Gtd. Notes	Caa1	10.500%	12/01/19	1,700	1,827,500
Gannett Co., Inc., Gtd. Notes	Ba1	7.125%	09/01/18	250	267,500
Intelsat Bermuda Ltd. (Luxembourg), Gtd. Notes	Caa3	11.250%	02/04/17(a)	1,500	1,545,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.250%	04/01/19(a)	1,400	1,470,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.500%	04/01/21(a)	2,300	2,432,250
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	B3	7.250%	10/15/20	2,560	2,688,000
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, PIK	Caa3	11.500%	02/04/17(a)	3,307	3,414,776
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, PIK, 144A	Caa3	11.500%	02/04/17	9,665	9,979,112
Lamar Media Corp., Gtd. Notes	Ba3	9.750%	04/01/14	4,875	5,460,000
LIN Television Corp., Gtd. Notes	Caa1	8.375%	04/15/18(a)	3,015	3,082,837
McClatchy Co. (The), Sr. Sec’d. Notes	B1	11.500%	02/15/17	2,025	2,100,938
National CineMedia LLC, Sr. Sec’d. Notes, 144A	Ba2	6.000%	04/15/22	1,750	1,780,625
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., Sec’d. Notes	B3	8.875%	04/15/17	75	79,219
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	7.750%	10/15/18(a)	1,275	1,412,062

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media – Non Cable (continued)
Nielsen Finance LLC/Nielsen Finance Co., Gtd Notes	B2	11.500%	05/01/16	$1,774	$2,017,925
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625%	02/01/14	4,058	4,646,410
Radio One, Inc., Gtd. Notes, PIK	Caa2	15.000%	05/24/16	784	621,422
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba2	7.250%	05/15/18	95	90,488
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba2	7.625%	06/15/20(a)	1,415	1,323,025
Salem Communications Corp., Sec’d. Notes	B2	9.625%	12/15/16	1,718	1,896,242
Sinclair Television Group, Inc., Gtd. Notes	B2	8.375%	10/15/18	250	272,500
SSI Investments II/SSI Co-Issuer LLC, Gtd. Notes	Caa1	11.125%	06/01/18	1,700	1,908,250
Telesat Canada/Telesat LLC (Canada), Gtd. Notes	B3	12.500%	11/01/17	400	446,000
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A	B3	6.000%	05/15/17	2,530	2,574,275
Univision Communications, Inc., Gtd. Notes, 144A	Caa2	8.500%	05/15/21	630	634,725
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	B2	6.875%	05/15/19(a)	825	849,750
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	B2	7.875%	11/01/20	650	695,500
Valassis Communications, Inc., Gtd. Notes	Ba3	6.625%	02/01/21(a)	1,450	1,406,500

					79,906,995

Metals & Mining — 3.6%
AK Steel Corp., Gtd. Notes	B2	7.625%	05/15/20(a)	200	169,000
AK Steel Corp., Gtd. Notes	B2	8.375%	04/01/22(a)	1,765	1,500,250
Alpha Natural Resources, Inc., Gtd. Notes	B2	6.250%	06/01/21(a)	400	338,000
APERAM (Luxembourg), Sr. Unsec’d. Notes, 144A	B2	7.750%	04/01/18	950	807,500
Arcelormittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.250%	02/25/22	300	293,822
Arch Coal, Inc., Gtd. Notes	B3	7.250%	06/15/21(a)	1,725	1,444,687
Boart Longyear Management Pty Ltd. (Australia), Gtd. Notes, 144A	Ba2	7.000%	04/01/21	390	398,775
Century Aluminum Co., Sec’d. Notes	B(d)	8.000%	05/15/14	1,832	1,813,581
Commercial Metals Co., Sr. Unsec’d. Notes	Ba2	6.500%	07/15/17	250	251,875
Commercial Metals Co., Sr. Unsec’d. Notes	Ba2	7.350%	08/15/18	600	613,500
CONSOL Energy, Inc., Gtd. Notes	B1	6.375%	03/01/21	250	235,000
CONSOL Energy, Inc., Gtd. Notes	B1	8.250%	04/01/20(a)	500	525,000
Constellation Brands, Inc., Gtd. Notes	Ba1	6.000%	05/01/22	250	268,750
Constellation Brands, Inc., Gtd. Notes	Ba1	7.250%	05/15/17(a)	750	857,812
Constellation Enterprises LLC, Sr. Sec’d. Notes, 144A	B2	10.625%	02/01/16	1,050	1,060,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	Ba3	6.375%	02/01/16(a)	1,400	1,417,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	Ba3	6.875%	02/01/18(a)	2,400	2,424,000
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	Ba3	7.000%	11/01/15(a)	3,405	3,473,100
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	Ba3	8.250%	11/01/19(a)	2,150	2,279,000
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Ba3	6.000%	04/01/17(a)	224	225,120
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Ba3	6.875%	04/01/22	318	320,385
Inmet Mining Corp. (Canada), Sr. Notes, 144A	B1	8.750%	06/01/20	2,425	2,400,750
James River Coal Co., Gtd. Notes	B2	7.875%	04/01/19	1,175	593,375

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
JMC Steel Group, Sr. Notes, 144A	B3	8.250%	03/15/18(a)	$3,100	$3,076,750
Kaiser Aluminum Corp., Gtd. Notes, 144A	Ba3	8.250%	06/01/20	3,594	3,665,880
Metals USA, Inc., Sr. Sec’d. Notes	B2	11.125%	12/01/15	3,825	3,982,781
Murray Energy Corp., Sec’d. Notes, 144A	B3	10.250%	10/15/15	315	276,412
New Gold, Inc. (Canada), Gtd. Notes, 144A	B2	7.000%	04/15/20	1,865	1,920,950
Noranda Aluminum Acquisition Corp., Gtd. Notes, PIK	B3	4.730%(c)	05/15/15	1,381	1,319,226
Novelis, Inc. (Canada), Gtd. Notes	B2	8.750%	12/15/20(a)	3,236	3,486,790
Optima Specialty Steel, Inc., Sr. Sec’d. Notes, 144A	B2	12.500%	12/15/16	1,725	1,781,062
Peabody Energy Corp., Gtd. Notes, 144A	Ba1	6.000%	11/15/18(a)	2,025	2,014,875
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	B1	8.000%	12/01/18(a)	1,675	1,691,750
Severstal Columbus LLC, Sr. Sec’d. Notes	B3	10.250%	02/15/18	250	250,312
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.625%	03/15/20(a)	875	936,250
Taseko Mines Ltd. (Canada), Gtd. Notes	B3	7.750%	04/15/19	200	191,000
Thompson Creek Metals Co., Inc. (Canada), Gtd. Notes	Caa2	7.375%	06/01/18	350	280,875
United States Steel Corp., Sr. Unsec’d. Notes	B1	7.375%	04/01/20(a)	1,085	1,047,025
United States Steel Corp., Sr. Unsec’d. Notes	B1	7.500%	03/15/22(a)	545	523,200
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	Caa2	10.750%	02/01/18	1,275	1,137,938
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes, 144A	Caa2	10.750%	02/01/18	1,300	1,160,250
Xinergy Corp., Sr. Sec’d. Notes, 144A	Caa3	9.250%	05/15/19	200	125,000

					52,579,608

Non Captive – Consumer — 0.4%
American General Finance, Sr. Unsec’d. Notes, MTN	Caa1	5.400%	12/01/15	1,890	1,573,425
American General Finance, Sr. Unsec’d. Notes, MTN	Caa1	5.850%	06/01/13(a)	350	336,000
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	Caa1	6.900%	12/15/17	4,475	3,571,587

					5,481,012

Non Captive – Diversified — 3.4%
Aircastle Ltd. (Bermuda), Sr. Unsec’d. Notes	Ba3	7.625%	04/15/20	400	406,000
Aircastle Ltd. (Bermuda), Sr. Unsec’d. Notes	Ba3	9.750%	08/01/18(a)	615	681,113
Ally Financial, Inc., Gtd. Notes	B1	4.625%	06/26/15(a)	1,013	1,019,276
Ally Financial, Inc., Gtd. Notes	B1	5.500%	02/15/17	1,925	1,955,301
Ally Financial, Inc., Gtd. Notes	B1	6.250%	12/01/17(a)	1,370	1,443,036
Ally Financial, Inc., Gtd. Notes	B1	7.500%	09/15/20(a)	875	983,281
Ally Financial, Inc., Gtd. Notes	B1	8.000%	03/15/20(a)	3,400	3,910,000
Ally Financial, Inc., Gtd. Notes	B1	8.000%	11/01/31(a)	2,780	3,259,550
Ally Financial, Inc., Gtd. Notes	B1	8.300%	02/12/15(a)	1,250	1,362,500
Ally Financial, Inc., Sr. Unsec’d. Notes	B1	7.500%	12/31/13	775	821,500
Capmark Financial Group, Inc., Sr. Sec’d. Notes	NR	9.000%(c)	09/30/15(a)	984	984,436
CIT Group, Inc., Gtd. Notes, 144A	B1	7.000%	05/02/16(a)	2,185	2,190,462
CIT Group, Inc., Gtd. Notes, 144A	B1	7.000%	05/02/17(a)	4,437	4,445,562
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.000%	05/15/17	532	547,960
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.250%	03/15/18(a)	4,675	4,826,938
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.375%	05/15/20(a)	267	272,340
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	B1	4.750%	02/15/15(a)	3,300	3,378,375
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	B1	6.625%	04/01/18(a)	650	700,375
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	B3	4.280%(c)	12/21/65	2,479	1,671,689
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	B2	6.250%(c)	12/21/65	1,438	1,049,740

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Non Captive – Diversified (continued)
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.750%	09/01/16	$2,500	$2,687,500
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	6.250%	05/15/19(a)	1,000	1,018,750
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.250%	12/15/20(a)	5,229	5,988,110
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.625%	09/15/15(a)	1,200	1,326,000
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.625%	01/15/22(a)	1,225	1,418,638
iStar Financial, Inc., Sr. Unsec’d. Notes, 144A	Caa1	9.000%	06/01/17	717	702,660

					49,051,092

Oil & Field Services — 1.3%
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Gtd. Notes, 144A	Ba3	6.625%	11/15/19(a)	625	562,500
Cie Generale de Geophysique - Vertias (France), Gtd. Notes	Ba3	9.500%	05/15/16	2,000	2,185,000
Hercules Offshore, Inc., Gtd. Notes, 144A	Caa1	10.250%	04/01/19	500	477,500
Hornbeck Offshore Services, Inc., Gtd. Notes, 144A	Ba3	5.875%	04/01/20(a)	1,525	1,513,562
Key Energy Services, Inc., Gtd. Notes	B1	6.750%	03/01/21(a)	1,700	1,657,500
McJunkin Red Man Corp., Sr. Sec’d. Notes	B3	9.500%	12/15/16(a)	331	357,480
Ocean Rig UDW, Inc. (Marshall Islands), Sr. Unsec’d. Notes	CCC+(d)	9.500%	04/27/16	1,300	1,255,105
Offshore Group Investments Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	B3	11.500%	08/01/15	2,475	2,685,375
Oil States International, Inc., Gtd. Notes	Ba3	6.500%	06/01/19(a)	1,650	1,716,000
Parker Drilling Co., Gtd. Notes, 144A	B1	9.125%	04/01/18	850	898,875
Pioneer Drilling Co., Gtd. Notes, 144A	B3	9.875%	03/15/18	280	294,000
Precision Drilling Corp. (Canada), Gtd. Notes	Ba1	6.500%	12/15/21	1,500	1,530,000
Precision Drilling Corp. (Canada), Gtd. Notes	Ba1	6.625%	11/15/20(a)	1,055	1,086,650
Seadrill Ltd. (Bermuda), Sr. Unsec’d. Notes	NR	6.500%	10/05/15	1,200	1,194,000
Trinidad Drilling Ltd. (Canada), Sr. Unsec’d. Notes, 144A	B1	7.875%	01/15/19	900	940,757

					18,354,304

Other Financial Institutions — 0.4%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	B3	11.000%	02/01/19	3,065	2,701,031
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	9.375%	05/15/20(a)	2,243	2,299,075
Community Choice Financial, Inc., Sr. Sec’d. Notes, 144A	B3	10.750%	05/01/19	1,465	1,450,350

					6,450,456

Other Industrials — 1.3%
Altra Holdings, Inc., Sec’d. Notes	Ba3	8.125%	12/01/16	1,325	1,422,719
Belden, Inc., Gtd. Notes	Ba2	9.250%	06/15/19	750	817,500
Deluxe Corp., Gtd. Notes	Ba2	7.000%	03/15/19	1,470	1,521,450
Dycom Investments, Inc., Gtd. Notes	Ba3	7.125%	01/15/21	2,100	2,152,500
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	6.000%(c)	05/15/15	750	566,250
Interline Brands, Inc., Gtd. Notes	B2	7.000%	11/15/18	2,875	2,990,000
Liberty Tire Recycling, Gtd. Notes, 144A	Caa2	11.000%	10/01/16	825	759,000
New Enterprise Stone & Lime Co., Gtd. Notes	Caa3	11.000%	09/01/18	1,000	632,500
New Enterprise Stone & Lime Co., Gtd. Notes, PIK, 144A	Caa1	13.000%	03/15/18	565	559,350
Rexel SA (France), Gtd. Notes, 144A	Ba2	6.125%	12/15/19	1,375	1,385,312

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Other Industrials (continued)
Thermadyne Holdings Corp., Sr. Sec’d. Notes	B2	9.000%	12/15/17	$885	$904,912
Thermon Industries, Inc., Sec’d. Notes	B1	9.500%	05/01/17	1,755	1,930,500
Trimas Corp., Sec’d. Notes	B1	9.750%	12/15/17	2,210	2,431,000
Tutor Perini Corp., Gtd. Notes	Ba3	7.625%	11/01/18	1,393	1,396,482

					19,469,475

Packaging — 2.7%
AEP Industries, Inc., Sr. Unsec’d. Notes	B3	8.250%	04/15/19(a)	1,200	1,248,000
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	B3	9.125%	10/15/20(a)	4,125	4,372,500
Ardagh Packaging Finance PLC (Ireland), Sr. Sec’d. Notes, 144A	Ba3	7.375%	10/15/17	1,100	1,168,750
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	B3	9.125%	10/15/20	1,300	1,365,000
Ball Corp., Gtd. Notes	Ba1	5.000%	03/15/22(a)	450	468,000
Berry Plastics Corp., Sec’d. Notes	Caa1	9.750%	01/15/21(a)	2,925	3,180,938
Berry Plastics Corp., Sr. Sec’d. Notes	Caa1	9.500%	05/15/18(a)	1,264	1,346,160
BWAY Parent Co., Inc., Sr. Unsec’d. Notes, PIK	Caa1	10.125%	11/01/15	1,966	1,995,666
Exopack Holding Corp., Gtd. Notes	Caa2	10.000%	06/01/18	1,035	1,037,588
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750%	02/01/17	1,000	1,085,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	7.750%	08/01/19	860	980,400
Plastipak Holdings, Inc., Gtd. Notes, 144A	B3	8.500%	12/15/15	3,000	3,097,500
Plastipak Holdings, Inc., Sr. Notes, 144A	B3	10.625%	08/15/19	1,755	1,989,731
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	8.500%	05/15/18(a)	3,000	2,940,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	8.500%	02/15/21	750	712,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	9.000%	04/15/19	1,300	1,296,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	9.875%	08/15/19	2,250	2,334,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	9.875%	08/15/19(a)	1,250	1,296,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	6.875%	02/15/21	1,350	1,404,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.125%	04/15/19	2,500	2,618,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.750%	10/15/16	2,000	2,105,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.875%	08/15/19(a)	875	947,188
Sealed Air Corp., Gtd. Notes, 144A	B1	8.375%	09/15/21	825	932,250

					39,922,921

Paper — 1.4%
Appleton Papers, Inc., Sr. Sec’d. Notes, 144A	B1	10.500%	06/15/15	2,023	2,164,610
Cascades, Inc. (Canada), Gtd. Notes	Ba3	7.875%	01/15/20	1,000	1,000,000
Graphic Packaging International, Inc., Gtd. Notes	B2	7.875%	10/01/18	1,500	1,650,000
Graphic Packaging International, Inc., Gtd. Notes	B2	9.500%	06/15/17	1,800	1,980,000
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A	B2	8.000%	06/01/16(a)	1,225	1,225,000
Louisiana-Pacific Corp., Sr. Unsec’d. Notes, 144A	B1	7.500%	06/01/20	333	348,818
NewPage Corp., Sr. Sec’d. Notes(i)	NR	11.375%	12/31/14	7,750	4,998,750
Resolute Forest Products, Sr. Sec’d. Notes	B1	10.250%	10/15/18	3,542	3,931,620
Sappi Papier Holding GmbH (Austria), Sr. Sec’d. Notes, 144A	Ba2	8.375%	07/15/19	1,925	1,927,406

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Paper (continued)
Verso Paper Holdings LLC/Verso Paper, Inc., Sec’d. Notes	B3	8.750%	02/01/19	(a)	$925	$365,375

						19,591,579

Pharmaceuticals — 0.8%
Catalent Pharma Solutions, Inc., Gtd. Notes	Caa1	9.500%(c)	04/15/15		1,182	1,210,072
Elan Finance PLC/Elan Finance Corp. (Ireland), Gtd. Notes	B1	8.750%	10/15/16(a)		1,565	1,699,981
Endo Health Solutions, Inc., Gtd. Notes	Ba3	7.250%	01/15/22		633	686,014
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.750%	10/01/17		1,150	1,198,875
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.875%	12/01/18(a)		1,600	1,654,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	7.000%	10/01/20(a)		4,170	4,211,700
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Puerto Rico), Gtd. Notes	B3	7.750%	09/15/18		1,315	1,410,338

						12,070,980

Property & Casualty Insurance — 0.7%
Catlin Insurance Co. Ltd. (Bermuda), Jr. Sub. Notes, 144A	BBB+(d)	7.249%(c)	01/19/17		2,125	1,870,000
HUB International Holdings, Inc., Sr. Sub. Notes, 144A	Caa2	10.250%	06/15/15		1,214	1,236,762
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	7.800%	03/07/87		1,825	1,843,250
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	10.750%(c)	06/15/88		3,404	4,629,440
XL Group PLC (Ireland), Jr. Sub. Notes	Ba1	6.500%(c)	12/31/49(a)		850	690,625

						10,270,077

Railroads — 0.1%
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	6.125%	06/15/21		270	297,000
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	6.625%	12/15/20		425	472,812

						769,812

Real Estate Investment Trusts — 0.6%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	B1	7.750%	02/15/19		1,600	1,648,000
CB Richard Ellis Services, Inc., Gtd. Notes	Ba1	6.625%	10/15/20(a)		805	853,300
CNL Lifestyle Properties, Inc., Gtd. Notes	Ba3	7.250%	04/15/19(a)		1,755	1,614,600
Kennedy-Wilson, Inc., Gtd. Notes	B1	8.750%	04/01/19		1,635	1,684,050
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	Ba1	6.375%	02/15/22		940	947,050
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750%	12/15/21		1,975	2,147,495

						8,894,495

Refining — 0.2%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	B3	9.375%	05/01/19		400	401,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	B3	9.375%	05/01/19		108	108,270
Calumet Specialty Products Partners LP/Calumet Finance Corp., Sr. Notes, 144A	B3	9.625%	08/01/20		394	399,910
Citgo Petroleum Corp., Sr. Sec’d. Notes, 144A	Ba2	11.500%	07/01/17		775	869,938

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Refining (continued)
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.250%	02/15/20	$1,109	$1,106,228
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(i)	C	6.750%	05/01/14	1,020	117,300

					3,002,646

Restaurants — 0.8%
Burger King Corp., Gtd. Notes	B3	9.875%	10/15/18	400	455,500
CKE Holdings, Inc., Sr. Notes, PIK, 144A.	Caa1	10.500%	03/14/16	222	243,630
CKE Restaurants, Inc., Sec’d. Notes	B2	11.375%	07/15/18	1,120	1,279,600
Dave & Buster’s, Inc., Gtd. Notes	Caa1	11.000%	06/01/18	1,000	1,090,000
DineEquity, Inc., Gtd. Notes	B3	9.500%	10/30/18(a)	925	1,012,875
Fiesta Restaurant Group, Sec’d. Notes, 144A	B2	8.875%	08/15/16	2,450	2,572,500
Landry’s, Inc., Sr. Notes, 144A	Caa1	9.375%	05/01/20	2,050	2,083,312
Ruby Tuesday, Inc., Gtd. Notes, 144A	B3	7.625%	05/15/20	967	863,048
Wendy’s Restaurants LLC, Gtd. Notes	B3	10.000%	07/15/16	1,250	1,345,325
Wok Acquisition Corp., Sr. Unsec’d. Notes, 144A	Caa1	10.250%	06/30/20	1,055	1,086,650

					12,032,440

Retailers — 1.9%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	Caa1	9.250%	08/01/19(a)	1,025	1,112,125
Claire’s Stores, Inc., Sec’d. Notes	Caa3	8.875%	03/15/19(a)	3,422	2,925,810
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	B3	9.000%	03/15/19(a)	1,400	1,415,750
Gymboree Corp., Gtd. Notes	Caa2	9.125%	12/01/18(a)	1,500	1,391,250
J. Crew Group, Inc., Gtd. Notes	Caa1	8.125%	03/01/19(a)	1,273	1,314,372
Ltd. Brands, Inc., Gtd. Notes	Ba1	5.625%	02/15/22(a)	575	592,250
Nebraska Book Co., Inc., Gtd. Notes(i)	NR	8.625%	04/01/12	705	8,812
Pantry, Inc. (The), Gtd. Notes	Caa1	7.750%	02/15/14(a)	3,550	3,550,000
Rite Aid Corp., Gtd. Notes	Caa2	9.500%	06/15/17(a)	6,000	6,135,000
Rite Aid Corp., Gtd. Notes, 144A	Caa2	9.250%	03/15/20	625	625,000
Sears Holdings Corp., Sec’d. Notes	B2	6.625%	10/15/18	500	446,250
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16	3,930	4,273,875
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.500%	12/01/17(a)	2,000	2,082,500
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes, 144A	B1	7.375%	09/01/16	1,250	1,237,500

					27,110,494

Supermarkets — 0.8%
American Stores Co., Sr. Unsec’d. Notes	B2	7.900%	05/01/17	200	194,250
American Stores Co., Sr. Unsec’d. Notes, MTN	B2	7.100%	03/20/28	90	65,700
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	2,550	2,776,313
Stater Bros Holdings, Inc., Gtd. Notes	B2	7.750%	04/15/15	700	714,000
SUPERVALU, Inc., Sr. Unsec’d. Notes	B2	7.500%	11/15/14(a)	3,700	3,755,500
SUPERVALU, Inc., Sr. Unsec’d. Notes	B2	8.000%	05/01/16(a)	3,925	3,974,062

					11,479,825

Technology — 8.7%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	Ba3	7.750%	08/01/20(a)	800	880,000
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	Ba3	8.125%	12/15/17	950	1,030,750
Amkor Technology, Inc., Sr. Unsec’d. Notes	Ba3	6.625%	06/01/21	350	349,125
Amkor Technology, Inc., Sr. Unsec’d. Notes	Ba3	7.375%	05/01/18(a)	1,200	1,246,500
Anixter, Inc., Gtd. Notes	Ba3	5.625%	05/01/19	200	206,500

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Technology (continued)
Avaya, Inc., Gtd. Notes	Caa2	9.750%	11/01/15(a)	$5,125	$4,240,938
Avaya, Inc., Gtd. Notes, PIK	Caa2	10.125%	11/01/15(a)	3,000	2,490,000
Avaya, Inc., Sr. Sec’d. Notes, 144A	B1	7.000%	04/01/19	755	700,263
CDW LLC/CDW Finance Corp., Gtd. Notes	B3	8.500%	04/01/19	4,291	4,569,915
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	12.535%	10/12/17	4,495	4,877,075
Ceridian Corp., Gtd. Notes	Caa2	11.250%	11/15/15	4,700	4,512,000
Ceridian Corp., Sr. Sec’d. Notes, 144A	B1	8.875%	07/15/19	1,780	1,837,850
CommScope, Inc., Gtd. Notes, 144A	B3	8.250%	01/15/19(a)	5,210	5,509,575
CoreLogic, Inc., Gtd. Notes, 144A	Ba3	7.250%	06/01/21	1,200	1,230,000
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500%	12/15/17	2,875	3,162,500
Eastman Kodak Co., Sec’d. Notes, 144A(i)	B3	9.750%	03/01/18(a)	581	366,030
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	7.000%	07/15/21	505	555,500
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	8.125%	03/01/18	600	664,500
Fidelity National Information Services, Inc., Gtd. Notes, 144A	Ba2	5.000%	03/15/22(a)	567	576,922
Fidelity National Information Services, Inc., Gtd. Notes, 144A	Ba2	7.625%	07/15/17(a)	185	203,038
First Data Corp., Gtd. Notes	Caa1	9.875%	09/24/15(a)	1,061	1,074,262
First Data Corp., Gtd. Notes	Caa1	10.550%	09/24/15(a)	2,450	2,505,125
First Data Corp., Gtd. Notes	Caa1	12.625%	01/15/21(a)	7,517	7,526,397
First Data Corp., Sec’d Notes, 144A	Caa1	8.250%	01/15/21	769	769,000
First Data Corp., Sec’d. Notes, PIK, 144A	Caa1	10.000%	01/15/22	982	989,048
First Data Corp., Sr. Sec’d. Notes, 144A	B1	7.375%	06/15/19	375	382,500
Freescale Semiconductor, Inc., Gtd. Notes	Caa1	8.050%	02/01/20(a)	5,865	5,791,688
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	B1	9.250%	04/15/18(a)	2,550	2,728,500
iGate Corp., Gtd. Notes	B2	9.000%	05/01/16(a)	470	502,900
Intcomex, Inc., Sec’d. Notes	B3	13.250%	12/15/14	561	561,000
Interactive Data Corp., Gtd. Notes	Caa1	10.250%	08/01/18	5,931	6,598,238
Iron Mountain, Inc., Gtd. Notes	B1	7.750%	10/01/19	936	1,010,880
Iron Mountain, Inc., Gtd. Notes	B1	8.000%	06/15/20	625	661,719
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%	07/01/16(a)	420	437,850
Nokia OYJ (Finland), Sr. Unsec’d. Notes	Ba1	5.375%	05/15/19	355	279,562
Nokia OYJ (Finland), Sr. Unsec’d. Notes	Ba1	6.625%	05/15/39	375	289,659
Nortel Networks Ltd. (Canada), Gtd. Notes(i)	NR	10.750%	07/15/16(a)	7,500	8,343,750
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A	B3	9.750%	08/01/18	4,150	4,731,000
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A	BB(d)	10.000%	07/15/13	3,000	3,225,000
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	6.875%	05/01/20(a)	1,100	1,182,500
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	7.000%	11/01/21(a)	1,100	1,185,250
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	7.750%	12/15/18	1,000	1,106,250
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14	2,427	2,693,970
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	B2	6.500%	05/15/19(a)	2,425	2,503,812
Sitel LLC/Sitel Finance Corp., Gtd. Notes	Caa2	11.500%	04/01/18	1,200	855,000
Sitel LLC/Sitel Finance Corp., Sr. Sec’d. Notes, 144A	B1	11.000%	08/01/17	658	638,260
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	Caa1	9.750%	01/15/19	2,785	2,959,062
Spansion LLC, Gtd. Notes	B3	7.875%	11/15/17	1,025	984,000
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%	08/12/15	7,230	7,736,100

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Technology (continued)
Sungard Data Systems, Inc., Gtd. Notes	Caa1	10.250%	08/15/15		$4,000	$4,110,000
Syniverse Holdings, Inc., Gtd. Notes	Caa1	9.125%	01/15/19		1,850	2,007,250
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	9.625%	06/15/18		3,805	4,109,400
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	B3	11.375%	06/15/18		4,875	5,734,219
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba1	12.750%	10/15/14		822	895,980

						126,318,112

Textile — 0.2%
PVH Corp., Sr. Unsec’d. Notes	Ba3	7.375%	05/15/20		1,700	1,882,750
Quicksilver, Inc., Gtd. Notes	Caa1	6.875%	04/15/15(a)		1,636	1,578,740

						3,461,490

Tobacco
Alliance One International, Inc., Sr. Unsec’d. Notes	B3	10.000%	07/15/16		635	636,588

Transportation Services — 1.1%
ACL I Corp., Sr. Unsec’d. Notes	Caa1	10.625%	02/15/16		826	826,038
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	B2	7.875%	01/31/18		500	515,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	8.250%	01/15/19(a)		2,350	2,520,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	9.625%	03/15/18		1,204	1,318,380
Bluewater Holding BV (Netherlands), Gtd. Notes, 144A	NR	3.466%(c)	07/17/14		900	756,000
CEVA Group PLC (United Kingdom), Gtd. Notes, 144A	Ba3	8.375%	12/01/17		1,015	984,550
Commercial Barge Line Co., Sec’d. Notes	B2	12.500%	07/15/17		1,000	1,130,000
Hertz Corp. (The), Gtd. Notes	B2	6.750%	04/15/19(a)		610	634,400
Hertz Corp. (The), Gtd. Notes	B2	7.375%	01/15/21		420	449,400
Hertz Corp. (The), Gtd. Notes	B2	7.500%	10/15/18		2,891	3,100,598
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. (Marshall Islands), Sr. Sec’d. Notes	B3	8.625%	11/01/17		148	137,640
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands), Sr. Sec’d. Notes	Ba3	8.875%	11/01/17		734	739,505
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands), Sr. Sec’d. Notes, 144A	NR	8.875%	11/01/17		215	215,606
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Marshall Islands), Gtd. Notes	B3	9.250%	04/15/19		460	422,050
OSX 3 Leasing BV (Netherlands), Gtd. Notes, 144A	NR	9.250%	03/20/15		300	299,550
Teekay LNG Partners LP (Marshall Islands), Sr. Unsec’d. Notes	NR	7.570%(c)	05/03/17	NOK	4,500	748,909
Ultrapetrol Bahamas Ltd. (Bahamas), First Mortgage	Caa1	9.000%	11/24/14		785	663,325

						15,461,326

Wireless — 3.8%
Brightstar Corp., Gtd. Notes, 144A	B1	9.500%	12/01/16		4,395	4,504,875

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Wireless (continued)
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	B3	12.000%	12/01/15	$4,029	$3,666,390
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	B3	12.000%	12/01/15(a)	2,850	2,579,250
Cricket Communications, Inc., Gtd. Notes	B3	7.750%	10/15/20(a)	1,900	1,814,500
Cricket Communications, Inc., Sr. Sec’d. Notes	Ba2	7.750%	05/15/16	500	530,625
Crown Castle International Corp., Sr. Unsec’d. Notes	B1	9.000%	01/15/15	1,450	1,582,312
Eileme 2 AB (Sweden), Gtd. Notes, 144A	B3	11.625%	01/31/20	2,580	2,650,950
MetroPCS Wireless, Inc., Gtd. Notes	B2	6.625%	11/15/20(a)	2,363	2,327,555
MetroPCS Wireless, Inc., Gtd. Notes	B2	7.875%	09/01/18(a)	400	415,000
Nextel Communications, Inc., Gtd. Notes	B+(d)	5.950%	03/15/14	1,000	1,001,250
Nextel Communications, Inc., Gtd. Notes	B+(d)	7.375%	08/01/15(a)	3,900	3,904,876
NII Capital Corp., Gtd. Notes	B2	7.625%	04/01/21	1,921	1,647,258
NII Capital Corp., Gtd. Notes	B2	8.875%	12/15/19	1,725	1,563,281
SBA Telecommunications, Inc., Gtd. Notes	B1	8.000%	08/15/16	1,678	1,787,070
Sprint Capital Corp., Gtd. Notes	B3	6.900%	05/01/19(a)	875	822,500
Sprint Capital Corp., Gtd. Notes	B3	8.750%	03/15/32	651	592,410
Sprint Nextel Corp., Gtd. Notes, 144A	Ba3	7.000%	03/01/20(a)	1,150	1,196,000
Sprint Nextel Corp., Gtd. Notes, 144A	Ba3	9.000%	11/15/18	2,674	2,988,195
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	6.000%	12/01/16	4,340	4,155,550
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	8.375%	08/15/17(a)	2,050	2,101,250
Sprint Nextel Corp., Sr. Unsec’d. Notes, 144A	B3	9.125%	03/01/17(a)	2,198	2,307,900
Sprint Nextel Corp., Sr. Unsec’d. Notes, 144A	B3	11.500%	11/15/21(a)	243	270,945
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland), Unsec’d. Notes, 144A	Ba3	7.748%	02/02/21	1,450	1,400,323
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A	B3	11.750%	07/15/17(a)	8,150	6,581,125
Wind Acquisition Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	Ba3	7.250%	02/15/18	2,375	2,078,125
Wind Acquisition Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	Ba3	7.250%	02/15/18(a)	328	285,360

					54,754,875

Wirelines — 1.5%
Cincinnati Bell, Inc., Gtd. Notes	B1	8.250%	10/15/17(a)	490	509,600
eAccess Ltd. (Japan), Gtd. Notes, 144A	Ba3	8.250%	04/01/18(a)	880	800,800
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.125%	10/01/18(a)	2,750	2,921,875
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.500%	04/15/20	2,250	2,385,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.250%	07/01/21(a)	870	935,250
Level 3 Communications, Inc., Sr. Unsec’d. Notes	Caa2	11.875%	02/01/19(a)	3,625	4,014,688
Level 3 Financing, Inc., Gtd. Notes	B3	8.125%	07/01/19	500	513,125
Level 3 Financing, Inc., Gtd. Notes	B3	8.625%	07/15/20	1,075	1,128,750
Level 3 Financing, Inc., Gtd. Notes	B3	9.375%	04/01/19	500	540,000
PAETEC Holding Corp., Sr. Sec’d. Notes	BB-(d)	8.875%	06/30/17	750	808,125
Windstream Corp., Gtd. Notes	B+(d)	7.500%	06/01/22(a)	1,600	1,648,000
Windstream Corp., Gtd. Notes	Ba3	7.500%	04/01/23	1,550	1,588,750
Windstream Corp., Gtd. Notes	Ba3	7.750%	10/01/21(a)	1,250	1,325,000
Windstream Corp., Gtd. Notes	Ba3	7.875%	11/01/17(a)	2,900	3,161,000

					22,279,963

TOTAL CORPORATE BONDS (cost $1,246,326,868)					1,255,541,243

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS — 0.1%
Automotive — 0.1%
General Motors Co.*(a)	30,435	$600,178

Property & Casualty Insurance
Xlit Ltd. (Cayman Islands)	750	547,313

Transportation Services
General Maritime Corp.	712	21,360

TOTAL COMMON STOCKS (cost $1,778,569)		1,168,851

PREFERRED STOCKS — 0.5%
Automotive — 0.2%
General Motors Co., Series B, CVT, 4.750%(a)	87,550	2,906,660

Banking — 0.2%
Citigroup Capital XIII, 7.875%	106,400	2,903,656

Life Insurance
Hartford Financial Services Group, Inc., 7.875%	17,200	465,088

Non Captive – Diversified — 0.1%
Ally Financial, Inc., 144A, 7.000%	1,470	1,309,724

TOTAL PREFERRED STOCKS (cost $8,440,129)		7,585,128

	Units

WARRANTS*
Gas Pipelines
SemGroup Corp. (Class A Stock), expiring 11/30/14	6,958	51,197

Paper
Smurfit Kappa Funding PLC, 144A, expiring 10/01/13	900	31,336

Transportation Services
General Maritime Corp., expiring 05/17/17	1,101	—

TOTAL WARRANTS (cost $0)		82,533

TOTAL LONG-TERM INVESTMENTS (cost $1,334,770,902)		1,339,621,840

	Shares

SHORT-TERM INVESTMENT — 34.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $503,219,719; includes $386,966,469 of cash collateral for securities on loan)(b)(w)(Note 4)	503,219,719	503,219,719

TOTAL INVESTMENTS — 126.7% (cost $1,837,990,621)		1,842,841,559
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (26.7)%.		(388,582,357)

NET ASSETS — 100.0%		$1,454,259,202

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

CVT	Convertible Security
MTN	Medium Term Note
NOK	Norwegian Krone
NR	Non Rated by Moody’s or Standard & Poor’s PIK Payment-in-Kind
*	Non-income producing security.
†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $378,307,850; cash collateral of $386,966,469 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.
(d)	Standard & Poor’s rating.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Norwegian Krone, Expiring 07/25/12	Westpac Banking Corp.	NOK	4,500	$734,693	$755,748	$21,055

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX HY-18 V2 Index	06/20/17	5.000%	$24,750	$(835,845)	$(1,227,554)	$391,709	Goldman Sachs & Co.

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,147,491	$—	$21,360
Preferred Stocks	7,585,128	—	—
Warrants	82,533	—	—
Bank Loans	—	69,991,152	—
Commercial Mortgage-Backed Security	—	5,252,933	—
Corporate Bonds	—	1,253,282,241	2,259,002
Affiliated Money Market Mutual Fund	503,219,719	—	—
Other Financial Instruments*
Foreign Forward Currency Contract	—	21,055	—
Credit Default Swap	—	391,709	—

Total	$512,034,871	$1,328,939,090	$2,280,362

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (26.6% represents investments purchased with collateral from securities on loan)	34.6%
Technology	9.4
Healthcare	6.5
Media – Non Cable	6.4
Independent Energy	5.5
Media – Cable	5.4
Gaming	5.0
Wireless	3.8
Electric	3.7
Metals & Mining	3.7
Non Captive – Diversified	3.6
Chemicals	3.3
Packaging	2.8
Retailers	2.3
Food & Beverage	2.1
Automotive	2.0
Construction Machinery	1.8
Entertainment	1.8
Wirelines	1.6
Gas Pipelines	1.5
Banking	1.4
Building Materials	1.4
Paper	1.4
Oil & Field Services	1.3
Other Industrials	1.3
Aerospace/Defense	1.1
Consumer Services	1.1
Diversified Manufacturing	1.1
Transportation Services	1.1
Pharmaceuticals	1.0
Restaurants	1.0
Supermarkets	0.8
Consumer Products	0.7
Home Construction	0.7
Property & Casualty Insurance	0.7
Lodging	0.6
Real Estate Investment Trusts	0.6
Airlines	0.4
Commercial Mortgage-Backed Security	0.4
Non Captive – Consumer	0.4
Other Financial Institutions	0.4
Life Insurance	0.3
Gas Distributors	0.2
Refining	0.2
Textile	0.2
Railroads	0.1

126.7
Liabilities in excess of other assets	(26.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$21,055	—	$—
Credit contracts	Unrealized appreciation on swap agreements	391,709	Premiums received for swap agreements	1,227,554
Equity contracts	Unaffiliated investments	82,533	—	—

Total		$495,297		$1,227,554

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$3,287,092	$3,287,092
Foreign exchange contracts	47,847	—	47,847

Total	$47,847	$3,287,092	$3,334,939

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Swaps	Forward Currency Contracts	Total
Credit contracts	$—	$(1,475,435)	$—	$(1,475,435)
Foreign exchange contracts	—	—	21,055	21,055
Equity contracts	35,776	—	—	35,776

Total	$35,776	$(1,475,435)	$21,055	$(1,418,604)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Purchase Contracts(1)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)
$244,898	$37,066,667	$8,250,000

(1)	Value at Settlement Date Receivable.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $378,307,850:
Unaffiliated investments (cost $1,334,770,902)	$1,339,621,840
Affiliated investments (cost $503,219,719)	503,219,719
Cash	281,935
Dividends and interest receivable	25,711,557
Receivable for investments sold	8,416,688
Receivable for fund share sold	3,263,507
Unrealized appreciation on swap agreements	391,709
Unrealized appreciation on foreign currency forward contracts	21,055
Prepaid expenses	1,118

Total Assets	1,880,929,128

LIABILITIES:
Payable to broker for collateral for securities on loan	386,966,469
Payable for investments purchased	37,975,447
Premiums received for swap agreements	1,227,554
Advisory fees payable	372,093
Accrued expenses and other liabilities	112,927
Shareholder servicing fees payable	11,484
Payable for fund share repurchased	3,376
Affiliated transfer agent fee payable	492
Payable to custodian	84

Total Liabilities	426,669,926

NET ASSETS	$1,454,259,202

Net assets were comprised of:
Paid-in capital	$1,536,978,853
Retained earnings	(82,719,651)

Net assets, June 30, 2012	$1,454,259,202

Net asset value and redemption price per share, $1,454,259,202 / 203,366,410 outstanding shares of beneficial interest	$7.15

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$53,263,094
Affiliated income from securities lending, net	540,535
Unaffiliated dividend income (net of $1,381 foreign withholding tax)	249,596
Affiliated dividend income	109,647

54,162,872

EXPENSES
Advisory fees	5,574,920
Shareholder servicing fees and expenses	743,323
Custodian and accounting fees	145,000
Audit fee	18,000
Trustees’ fees	12,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Interest expense	1,061
Loan interest expense (Note 7)	197
Miscellaneous	7,275

Total expenses	6,529,776
Less: shareholder servicing fee waiver	(205,335)

Net expenses	6,324,441

NET INVESTMENT INCOME	47,838,431

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	101,192
Swap agreements transactions	3,287,092
Foreign currency transactions	44,184

3,432,468

Net change in unrealized appreciation (depreciation) on:
Investments	36,561,947
Swap agreements	(1,475,435)
Foreign currencies	21,098

35,107,610

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	38,540,078

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,378,509

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,838,431	$90,077,636
Net realized gain on investment and foreign currency transactions	3,432,468	21,228,346
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	35,107,610	(67,908,839)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	86,378,509	43,397,143

DISTRIBUTIONS	(90,098,548)	(78,636,467)

FUND SHARE TRANSACTIONS:
Fund share sold [56,092,520 and 126,668,118 shares, respectively]	414,463,976	913,806,076
Fund share issued in reinvestment of distributions [12,834,551 and 10,772,119 shares, respectively]	90,098,548	78,636,467
Fund share repurchased [51,171,259 and 138,073,580 shares, respectively]	(384,269,429)	(1,004,015,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	120,293,095	(11,573,130)

TOTAL INCREASE (DECREASE) IN NET ASSETS	116,573,056	(46,812,454)
NET ASSETS:
Beginning of period	1,337,686,146	1,384,498,600

End of period	$1,454,259,202	$1,337,686,146

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS — 96.3%
Argentina — 0.7%
MercadoLibre, Inc.	199,921	$15,154,011

Belgium — 1.7%
Anheuser-Busch InBev NV	454,861	35,861,887

Bermuda — 1.4%
Credicorp Ltd.	236,626	29,788,847

Brazil — 4.3%
Arezzo Industria e Comercio SA	624,726	9,169,491
BR Malls Participacoes SA	1,176,971	13,331,387
Cia de Bebidas das Americas	640,311	20,001,549
Grupo BTG Pactual*	1,396,234	20,535,102
Odontoprev SA	2,313,556	11,668,570
Petroleo Brasileiro SA	123,008	1,151,382
Raia Drogasil SA	1,555,401	15,565,626

		91,423,107

British Virgin Islands — 1.1%
Michael Kors Holdings Ltd.*(a)	567,891	23,760,559

Canada — 2.6%
Brookfield Asset Management, Inc. (Class A Stock)	274,561	9,087,969
Canadian National Railway Co.	142,693	12,040,435
Imax Corp.*(a)	184,182	4,425,893
Lululemon Athletica, Inc.*(a)	348,503	20,781,234
Toronto-Dominion Bank (The)	110,199	8,624,552

		54,960,083

China — 4.0%
Baidu, Inc., ADR*	331,322	38,095,404
Industrial & Commercial Bank of China Ltd. (Class H Stock)	15,635,000	8,764,802
Lenovo Group Ltd.	8,712,000	7,434,223
NetEase, Inc., ADR*(a)	99,431	5,851,514
Tencent Holdings Ltd.	825,261	24,371,018

		84,516,961

Colombia — 1.3%
Ecopetrol SA, ADR(a)	403,351	22,502,952
Pacific Rubiales Energy Corp.	207,739	4,399,227

		26,902,179

Denmark — 3.4%
Novo Nordisk A/S (Class B Stock)	493,101	71,517,826

France — 4.5%
Arkema SA	78,398	5,140,436
BNP Paribas SA	299,423	11,544,196
Dassault Systemes SA	255,036	23,927,976
Pernod-Ricard SA	94,018	10,053,567
Remy Cointreau SA	172,347	18,935,087
Schneider Electric SA	121,864	6,773,668
Technip SA	107,652	11,219,090
Unibail-Rodamco SE, REIT	38,997	7,183,658

		94,777,678

Germany — 7.7%
Adidas AG	444,440	31,856,611
BASF SE	137,635	9,570,391
Bayerische Motoren Werke AG	422,449	30,571,811
Brenntag AG	41,546	4,597,800

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Germany (continued)
Fresenius SE & Co. KGaA	281,069	$29,101,314
Kabel Deutschland Holding AG*	212,624	13,250,717
SAP AG	728,926	43,163,752

		162,112,396

Hong Kong — 3.9%
AIA Group Ltd.	6,002,400	20,732,646
ASM Pacific Technology Ltd.	600,900	7,680,927
Belle International Holdings Ltd.	3,011,000	5,158,325
China Overseas Land & Investment Ltd.	6,851,233	16,134,795
China Unicom Hong Kong Ltd.	11,110,000	13,970,611
CNOOC Ltd.	3,192,100	6,435,655
Hang Lung Properties Ltd.	3,349,000	11,455,653

		81,568,612

Ireland — 5.3%
Accenture PLC (Class A Stock)	649,059	39,001,955
Experian PLC	1,555,063	21,939,019
Shire PLC	1,733,785	49,880,683

		110,821,657

Israel — 0.9%
Check Point Software Technologies Ltd.*(a)	369,416	18,319,340

Italy — 2.6%
Eni SpA	773,884	16,441,317
Prada SpA	3,327,823	22,455,762
Salvatore Ferragamo Italia SpA	723,564	15,092,936

		53,990,015

Japan — 7.9%
Canon, Inc.	315,300	12,583,789
Daito Trust Construction Co. Ltd.	39,700	3,763,247
FANUC Corp.	211,767	34,810,499
Fast Retailing Co. Ltd.	44,900	8,984,117
Honda Motor Co. Ltd.	514,600	17,957,249
Hoya Corp.	312,400	6,882,178
Marubeni Corp.	1,009,000	6,722,866
Nikon Corp.	323,700	9,853,665
ORIX Corp.	119,780	11,162,997
Rakuten, Inc.	1,240,200	12,822,020
Softbank Corp.	271,600	10,109,952
Sumitomo Realty & Development Co. Ltd.	301,000	7,403,514
Unicharm Corp.	417,501	23,764,680

		166,820,773

Luxembourg — 0.8%
Millicom International Cellular SA, SDR	179,124	16,904,997

Macau — 0.7%
Sands China Ltd.	4,499,157	14,473,909

Mexico — 0.3%
Wal-Mart de Mexico SAB de CV (Class V Stock)	2,562,400	6,855,631

Netherlands — 3.9%
ASML Holding NV	218,105	11,201,044
Core Laboratories NV	102,110	11,834,549
LyondellBasell Industries NV (Class A Stock)	380,338	15,316,211
Royal Dutch Shell PLC (Class B Stock)	285,135	9,957,951
Sensata Technologies Holding NV*(a)	228,761	6,126,220
Unilever NV, CVA	334,066	11,159,648

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Netherlands (continued)
Yandex NV*(a)	371,146	$7,070,331
Ziggo NV*	276,874	8,824,439

		81,490,393

Norway — 0.4%
Statoil ASA	334,555	7,978,645

South Africa — 2.5%
FirstRand Ltd.	1,998,075	6,467,464
Mr. Price Group Ltd.	1,379,491	18,912,985
Naspers Ltd. (Class N Stock)	293,087	15,654,486
Woolworths Holdings Ltd.	1,922,917	11,845,124

		52,880,059

South Korea — 5.1%
Hyundai Motor Co.	75,418	15,482,892
NCSoft Corp.	69,983	16,788,927
Orion Corp.	20,190	16,725,280
Samsung Electronics Co. Ltd.	55,031	58,277,138

		107,274,237

Spain — 2.0%
Inditex SA	415,580	42,956,614

Sweden — 0.6%
Atlas Copco AB (Class A Stock)	332,758	7,161,211
Elekta AB (Class B Stock)(a)	104,079	4,755,967

		11,917,178

Switzerland — 6.2%
Dufry AG*	134,147	16,259,782
Geberit AG*	31,139	6,143,042
Glencore International PLC(a)	1,310,201	6,075,640
Julius Baer Group Ltd.*	382,904	13,882,831
Lindt & Spruengli AG*	118	4,333,450
Nestle SA	293,929	17,541,057
Partners Group Holding AG	34,195	6,081,665
Roche Holding AG	101,219	17,483,862
Swatch Group AG (The)	24,422	9,652,586
Syngenta AG	78,814	26,980,017
Xstrata PLC	531,423	6,681,780

		131,115,712

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,018,130	28,173,095

Thailand — 0.6%
CP ALL PCL	12,059,144	13,479,207

Turkey — 0.6%
BIM Birlesik Magazalar A/S	316,020	13,045,724

United Kingdom — 16.8%
Aggreko PLC	376,085	12,230,510
ARM Holdings PLC	4,753,846	37,662,796
Babcock International Group PLC	471,485	6,314,715
Berkeley Group Holdings PLC*	226,180	5,003,576
BG Group PLC	1,628,714	33,342,085
British American Tobacco PLC(a)	228,069	11,594,994
British Sky Broadcasting Group PLC	1,373,763	14,976,583
Burberry Group PLC	1,135,657	23,645,225
Compass Group PLC	2,941,267	30,874,482
Diageo PLC	683,574	17,619,067
InterContinental Hotels Group PLC	267,882	6,449,109

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Johnson Matthey PLC	250,749	$8,695,910
Next PLC	129,601	6,507,529
Pearson PLC(a)	463,882	9,204,210
Petrofac Ltd.	362,011	7,901,700
Rolls-Royce Holdings PLC*	3,390,833	45,700,676
Standard Chartered PLC	2,191,498	47,605,755
Tullow Oil PLC	533,364	12,327,380
Weir Group PLC (The)(a)	224,953	5,405,549
Whitbread PLC	368,018	11,701,131

		354,762,982

United States — 1.2%
Perrigo Co.	99,573	11,742,644
Wynn Resorts Ltd.	127,717	13,246,807

		24,989,451

TOTAL COMMON STOCKS (cost $2,050,968,916)		2,030,593,765

PREFERRED STOCK
United Kingdom
Rolls-Royce Holdings PLC (PRFC C)* (cost $581,278)	359,932,858	563,708

TOTAL LONG-TERM INVESTMENTS (cost $2,051,550,194)		2,031,157,473

SHORT-TERM INVESTMENT — 7.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $149,530,576; includes $117,948,286 of cash collateral for securities on loan)(b)(w)(Note 4)	149,530,576	149,530,576

TOTAL INVESTMENTS — 103.4% (cost $2,201,080,770)		2,180,688,049
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (3.4)%		(72,717,232)

NET ASSETS — 100.0%		$2,107,970,817

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depository Receipt
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $116,925,092; cash collateral of $117,948,286 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
British Pound, Expiring 07/26/12	Deutsche Bank	GBP	26,508	$41,928,376	$41,512,770	$(415,606)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 07/26/12	Deutsche Bank	GBP	26,508	$42,756,604	$41,512,770	$1,243,834
Japanese Yen, Expiring 09/20/12	State Street Bank	JPY	418,000	5,237,701	5,245,450	(7,749)

				$47,994,305	$46,758,220	$1,236,085

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$15,154,011	$—	$—
Belgium	—	35,861,887	—
Bermuda	29,788,847	—	—
Brazil	91,423,107	—	—
British Virgin Islands	23,760,559	—	—
Canada	54,960,083	—	—
China	43,946,918	40,570,043	—
Colombia	26,902,179	—	—
Denmark	—	71,517,826	—
France	—	94,777,678	—
Germany	—	162,112,396	—
Hong Kong	—	81,568,612	—
Ireland	39,001,955	71,819,702	—
Israel	18,319,340	—	—
Italy	—	53,990,015	—
Japan	—	166,820,773	—
Luxembourg	—	16,904,997	—
Macau	—	14,473,909	—
Mexico	6,855,631	—	—
Netherlands	49,171,750	32,318,643	—
Norway	—	7,978,645	—
South Africa	—	52,880,059	—
South Korea	—	107,274,237	—
Spain	—	42,956,614	—
Sweden	—	11,917,178	—
Switzerland	—	131,115,712	—
Taiwan	28,173,095	—	—
Thailand	13,479,207	—	—
Turkey	—	13,045,724	—
United Kingdom	—	354,762,982	—
United States	24,989,451	—	—
Preferred Stock — United Kingdom	—	563,708	—
Affiliated Money Market Mutual Fund	149,530,576	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	820,479	—

Total	$615,456,709	$1,566,051,819	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $0. $1,346,837,563 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Pharmaceuticals	7.1%
Affiliated Money Market Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	7.1
Textiles, Apparel & Luxury Goods	7.0
Semiconductors & Semiconductor Equipment	6.8
Commercial Banks	6.0
Oil, Gas & Consumable Fuels	5.8
Internet Software & Services	4.9
Beverages	4.9
Software	4.8
Specialty Retail	3.7
Chemicals	3.3
Media	2.5
Telecommunications	2.4
Machinery	2.2
Aerospace & Defense	2.2
Automobiles	2.2
Hotels, Restaurants & Leisure	2.2
Real Estate Operation & Development	2.1
Food & Staples Retailing	2.0
Healthcare Providers & Services	1.9
IT Services	1.8
Diversified Financial Services	1.8
Retail & Merchandising	1.8
Foods	1.6

Lodging	1.5%
Household Products	1.1
Energy Equipment & Services	1.1
Professional Services	1.0
Insurance	1.0
Commercial Services & Supplies	0.9
Automobile Manufacturers	0.9
Electronic Components	0.8
Food Products	0.8
Real Estate Management & Development	0.8
Metals & Mining	0.6
Office Equipment	0.6
Transportation	0.6
Multiline Retail	0.6
Tobacco	0.5
Miscellaneous Manufacturing	0.5
Computers & Peripherals	0.4
Real Estate Investment Trusts	0.3
Electronics	0.3
Distribution/Wholesale	0.3
Building & Construction	0.3
Household Durables	0.2
Healthcare Products	0.2

103.4
Liabilities in excess of other assets	(3.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$1,243,834	Unrealized depreciation on foreign currency forward contracts	$423,355

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$3,194,580	$3,194,580
Equity contracts	43,112	—	43,112

Total	$43,112	$3,194,580	$3,237,692

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$1,041,976

For the six months ended June 30, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $16,160,347 and the average value at settlement date receivable for foreign currency exchange sale contracts was $43,647,157.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $116,925,092:
Unaffiliated investments (cost $2,051,550,194)	$2,031,157,473
Affiliated investments (cost $149,530,576)	149,530,576
Cash	204,545
Foreign currency, at value (cost $403,960)	407,466
Receivable for investments sold	30,366,934
Receivable for fund share sold	9,593,209
Tax reclaim receivable	6,176,509
Dividends receivable	2,936,803
Unrealized appreciation on foreign currency forward contracts	1,243,834
Prepaid expenses	2,628

Total Assets	2,231,619,977

LIABILITIES:
Payable to broker for collateral for securities on loan	117,948,286
Payable for investments purchased	4,149,602
Advisory fees payable	712,912
Unrealized depreciation on foreign currency forward contracts	423,355
Accrued expenses and other liabilities	345,486
Payable for fund share repurchased	53,618
Shareholder servicing fees payable	15,409
Affiliated transfer agent fee payable	492

Total Liabilities	123,649,160

NET ASSETS	$2,107,970,817

Net assets were comprised of:
Paid-in capital	$2,399,273,957
Retained earnings	(291,303,140)

Net assets, June 30, 2012	$2,107,970,817

Net asset value and redemption price per share, $2,107,970,817 / 202,438,242 outstanding shares of beneficial interest	$10.41

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,952,423 foreign withholding tax)	$37,214,432
Affiliated income from securities lending, net	210,494
Affiliated dividend income	109,090

37,534,016

EXPENSES
Advisory fees	12,672,546
Shareholder servicing fees and expenses	1,267,255
Custodian and accounting fees	546,000
Trustees’ fees	18,000
Insurance expenses	15,000
Audit fee	12,000
Commitment fee on syndicated credit agreement	10,000
Loan interest expense (Note 7)	9,755
Legal fees and expenses	7,000
Shareholders’ reports	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	33,281

Total expenses	14,601,837
Less: advisory fee waivers and/or expense reimbursement	(1,504,627)
Less: shareholder servicing fee waiver	(414,907)

Net expenses	12,682,303

NET INVESTMENT INCOME	24,851,713

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	38,036,400
Foreign currency transactions	1,061,346

39,097,746

Net change in unrealized appreciation (depreciation) on:
Investments	77,573,255
Foreign currencies	1,193,387

78,766,642

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	117,864,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,716,101

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$24,851,713	$26,273,561
Net realized gain on investment and foreign currency transactions	39,097,746	31,474,098
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	78,766,642	(504,697,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	142,716,101	(446,949,635)

DISTRIBUTIONS	(26,295,031)	(16,585,072)

FUND SHARE TRANSACTIONS:
Fund share sold [54,885,834 and 140,339,230 shares, respectively]	586,586,191	1,503,666,630
Fund share issued in reinvestment of distributions [2,600,893 and 1,476,854 shares, respectively]	26,295,031	16,585,072
Fund share repurchased [79,133,115 and 158,616,512 shares, respectively]	(861,385,870)	(1,596,730,196)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(248,504,648)	(76,478,494)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	2,857,562	217,903

TOTAL DECREASE IN NET ASSETS	(129,226,016)	(539,795,298)
NET ASSETS:
Beginning of period	2,237,196,833	2,776,992,131

End of period	$2,107,970,817	$2,237,196,833

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 96.0%
Australia — 3.9%
Bendigo and Adelaide Bank Ltd.	759,100	$5,801,025
BHP Billiton Ltd.	130,701	4,257,235
Challenger Ltd.	781,100	2,623,455
Downer EDI Ltd.*	585,700	1,894,657
Emeco Holdings Ltd.(g)	4,867,000	4,396,679
GrainCorp Ltd.	614,200	6,013,192
Harvey Norman Holdings Ltd.(a)	2,266,700	4,557,743
Metcash Ltd.	931,500	3,227,043
Mount Gibson Iron Ltd.	2,634,500	2,353,998
National Australia Bank Ltd.	351,700	8,566,566
OneSteel Ltd.	3,650,800	3,292,315
Pacific Brands Ltd.	3,053,600	1,575,318
Rio Tinto Ltd.	119,300	7,003,731
St Barbara Ltd.*	1,353,200	2,466,501
Telstra Corp. Ltd.	1,286,300	4,873,685
Westpac Banking Corp.	325,100	7,098,958

		70,002,101

Austria — 0.6%
OMV AG	218,100	6,859,196
Voestalpine AG	138,300	3,673,174

		10,532,370

Belgium — 0.4%
AGFA-Gevaert NV*(g)	624,500	1,022,674
Delhaize Group SA	160,900	5,894,078

		6,916,752

Bermuda — 0.4%
Yue Yuen Industrial Holdings Ltd.(g)	2,331,500	7,330,385

Brazil — 1.4%
BM&FBOVESPA SA	1,398,450	7,053,173
Embraer SA, ADR	284,430	7,545,928
Natura Cosmeticos SA	449,000	10,350,361

		24,949,462

Canada — 2.5%
Canadian National Railway Co.	196,630	16,628,861
Canadian Natural Resources Ltd.	247,482	6,638,575
Cenovus Energy, Inc.	273,706	8,702,351
Potash Corp. of Saskatchewan, Inc.	298,310	13,033,164

		45,002,951

Cayman Islands — 0.5%
Tencent Holdings Ltd.	315,048	9,303,772

China — 2.7%
Baidu, Inc., ADR*	89,039	10,237,704
China Life Insurance Co. Ltd. (Class H Stock)	2,614,190	6,884,481
China Merchants Bank Co. Ltd. (Class H Stock)	5,583,350	10,586,526
Industrial & Commercial Bank of China Ltd. (Class H Stock)	16,570,220	9,289,076
Lee & Man Paper Manufacturing Ltd.	7,455,000	3,014,905
Sinopharm Group Co. Ltd. (Class H Stock)	3,185,585	8,855,501

		48,868,193

Denmark — 1.5%
H. Lundbeck A/S	119,600	2,471,256

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Denmark (continued)
Novo Nordisk A/S (Class B Stock)	166,863	$24,201,287

		26,672,543

Finland — 0.2%
Tieto Oyj	171,222	2,736,123

France — 7.7%
Air Liquide SA	137,336	15,701,471
Arkema SA	38,800	2,544,056
AXA SA	242,200	3,237,908
BNP Paribas SA	142,900	5,509,482
Cie Generale des Etablissements Michelin (Class B Stock)	212,629	13,911,568
Ciments Francais SA(g)	33,100	2,006,962
Credit Agricole SA*	367,800	1,622,900
France Telecom SA	300,400	3,949,787
LVMH Moet Hennessy Louis Vuitton SA	121,357	18,469,347
Publicis Groupe SA	239,100	10,934,908
Renault SA	100,400	4,009,236
Sanofi	196,500	14,875,247
SCOR SE	193,000	4,678,814
Societe Generale SA*	137,375	3,221,394
Thales SA	159,700	5,276,329
Total SA	273,300	12,300,967
Valeo SA	98,300	4,061,175
Vivendi SA	560,402	10,412,788

		136,724,339

Germany — 9.2%
Adidas AG	271,755	19,478,880
Allianz SE	184,200	18,527,778
Aurubis AG	42,600	2,057,229
BASF SE	104,500	7,266,363
Bayer AG	108,592	7,825,082
Daimler AG	226,700	10,187,788
Deutsche Bank AG	122,000	4,403,386
Deutsche Post AG	320,400	5,669,001
E.ON AG	222,300	4,803,720
Fresenius Medical Care AG & Co. KGaA	233,540	16,494,550
Hannover Rueckversicherung AG	62,800	3,740,911
Merck KGaA	31,800	3,175,760
Metro AG	60,000	1,749,611
Muenchener Rueckversicherungs- Gesellschaft AG	30,900	4,360,129
Rheinmetall AG	104,800	5,151,681
RWE AG	121,900	4,985,058
SAP AG	297,353	17,607,921
Siemens AG	162,600	13,662,845
Volkswagen AG	78,000	11,786,867

		162,934,560

Greece
Alpha Bank A.E.*	39,800	63,105

Hong Kong — 2.5%
Cathay Pacific Airways Ltd.	2,615,000	4,239,536
CNOOC Ltd.	9,473,178	19,099,057
First Pacific Co. Ltd.	5,038,000	5,225,670
Hong Kong Exchanges & Clearing Ltd.	814,458	11,719,052
Kingboard Chemical Holdings Ltd.	1,264,000	2,461,786

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Hong Kong (continued)
Shougang Fushan Resources Group Ltd.	6,434,000	$1,677,473

		44,422,574

India — 0.4%
Coal India Ltd.	1,062,872	6,644,930

Ireland — 0.9%
Accenture PLC (Class A Stock)	67,380	4,048,864
Covidien PLC(a)	228,130	12,204,955
Permanent TSB Group Holdings PLC*	206,800	7,066

		16,260,885

Israel — 2.2%
Bank Hapoalim BM	811,200	2,501,806
Check Point Software Technologies Ltd.*(a)	207,398	10,284,867
Elbit Systems Ltd., (NASDAQ GS)	400	13,840
Elbit Systems Ltd., (TASE)	110,800	3,815,173
Teva Pharmaceutical Industries Ltd.	184,900	7,288,292
Teva Pharmaceutical Industries Ltd., ADR	394,445	15,556,911

		39,460,889

Italy — 1.3%
Banco Popolare Scarl*	87,100	116,947
Enel SpA	1,648,000	5,321,169
ENI SpA	531,200	11,285,448
Finmeccanica SpA*(a)	544,700	2,202,438
Fondiaria-Sai SpA*(a)(g)	88,800	105,522
Telecom Italia SpA	4,892,900	4,834,894

		23,866,418

Japan — 17.0%
Aoyama Trading Co. Ltd.	144,900	2,974,379
Aozora Bank Ltd.	2,320,000	5,524,806
Asahi Kasei Corp.	644,000	3,490,875
Calsonic Kansei Corp.	631,000	3,433,238
Canon, Inc.	208,636	8,326,772
COMSYS Holdings Corp.	268,700	3,160,381
Dai-ichi Life Insurance Co. Ltd. (The)	5,153	5,967,885
FANUC Corp.	66,487	10,929,208
Fukuoka Financial Group, Inc.	814,000	3,178,614
Fuyo General Lease Co. Ltd.(g)	116,500	3,676,186
Heiwa Corp.	176,300	3,303,350
Hitachi Capital Corp.	179,000	2,996,053
JX Holdings, Inc.	425,200	2,191,487
KDDI Corp.	3,909	25,216,612
Keihin Corp.	112,300	1,664,265
Keiyo Bank Ltd. (The)(g)	756,000	3,507,442
Komatsu Ltd.	523,617	12,499,440
K’s Holdings Corp.	131,500	3,843,715
KYORIN Holdings, Inc.	178,000	3,754,514
Kyowa Exeo Corp.	426,900	4,348,015
Marubeni Corp.	889,000	5,923,318
Mitsubishi Corp.	245,000	4,952,501
Mitsubishi UFJ Financial Group, Inc.	4,886,610	23,411,157
Mitsui & Co. Ltd.	328,900	4,887,406
Mizuho Financial Group, Inc.	4,056,800	6,852,927
Morinaga Milk Industry Co. Ltd.(g)	901,000	3,448,420
Namco Bandai Holdings, Inc.	310,600	4,259,463
Nichii Gakkan Co.	225,300	2,085,655
Nippon Electric Glass Co. Ltd.	334,000	1,994,831
Nippon Shokubai Co. Ltd.	382,000	4,622,960

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Nippon Telegraph & Telephone Corp.	271,800	$12,674,174
Nishi-Nippon City Bank Ltd. (The)	1,487,000	3,610,277
Nissan Motor Co. Ltd.	815,100	7,739,970
NOF Corp.(g)	689,000	3,442,022
NTT DoCoMo, Inc.	5,300	8,819,214
Otsuka Holdings Co. Ltd.	200,200	6,145,186
Rengo Co. Ltd.	399,000	2,490,824
Sankyo Co. Ltd.	49,300	2,405,800
Sankyu, Inc.	812,000	2,905,833
Seino Holdings Co. Ltd.(g)	615,000	4,119,968
Shimachu Co. Ltd.	203,600	4,457,143
Shizuoka Gas Co. Ltd.(g)	383,800	2,560,575
Sumitomo Corp.	431,600	6,038,865
Sumitomo Mitsui Financial Group, Inc.	334,400	11,046,881
Toagosei Co. Ltd.(g)	1,249,000	4,886,415
Toppan Forms Co. Ltd.(g)	291,200	2,485,405
Toyo Suisan Kaisha Ltd.	193,000	5,146,735
Toyota Motor Corp.	452,973	18,282,997
Toyota Tsusho Corp.	327,300	6,256,518
Tsuruha Holdings, Inc.	76,000	4,725,724
Yokohama Rubber Co. Ltd. (The)	746,000	5,627,638

		302,294,039

Kazakhstan — 0.1%
Kazakhmys PLC	205,700	2,332,192

Mexico. — 0.7%
Wal-Mart de Mexico SAB de CV (Class V Stock)	4,421,020	11,828,317

Netherlands — 2.9%
Aegon NV*	723,500	3,355,301
ING Groep NV, CVA*	600,500	4,025,821
Koninklijke Ahold NV	803,400	9,951,982
Koninklijke DSM NV	94,800	4,673,601
Koninklijke KPN NV(a)	431,300	4,124,099
Nutreco NV	56,000	3,905,264
Schlumberger Ltd.	259,089	16,817,467
Yandex NV*(a)	203,100	3,869,055

		50,722,590

New Zealand — 0.1%
Air New Zealand Ltd.(g)	1,857,800	1,282,901

Norway — 0.9%
DnB ASA	440,200	4,377,121
Olsen Fred Energy ASA	116,565	4,173,279
Statoil ASA	331,900	7,915,327

		16,465,727

Portugal
Banco Espirito Santo SA*	457,600	312,877

Singapore — 0.9%
DBS Group Holdings Ltd.	629,000	6,947,740
Golden Agri-Resources Ltd.	11,218,900	5,991,721
Hong Leong Asia Ltd.(g)	1,721,000	2,215,049

		15,154,510

South Korea — 0.7%
Hyundai Motor Co.	57,798	11,865,605

Spain — 1.2%
Banco Bilbao Vizcaya Argentaria SA	504,100	3,599,966

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Spain (continued)
Banco Espanol de Credito SA(a)	327,600	$1,070,001
Banco Santander SA	772,400	5,109,633
Red Electrica Corp. SA	127,800	5,577,907
Repsol YPF SA	277,300	4,457,636
Telefonica SA	132,900	1,749,426

		21,564,569

Sweden — 2.3%
Boliden AB	315,100	4,396,853
Hennes & Mauritz AB (Class B Stock)	440,948	15,827,364
NCC AB (Class B Stock)	231,800	4,171,172
Svenska Handelsbanken AB (Class A Stock)	230,000	7,561,433
Swedbank AB (Class A Stock)	287,500	4,529,265
Trelleborg AB (Class B Stock)	474,000	4,373,554

		40,859,641

Switzerland — 7.4%
Baloise Holding AG	68,100	4,499,065
Clariant AG*	251,700	2,487,396
Credit Suisse Group AG*	178,600	3,267,852
Georg Fischer AG*	11,500	3,971,805
Helvetia Holding AG	11,600	3,509,375
Julius Baer Group Ltd.*	232,486	8,429,173
Nestle SA	355,855	21,236,669
Novartis AG	550,427	30,775,099
Roche Holding AG	50,600	8,740,290
Swatch Group AG (The)	22,380	8,845,503
Swiss Life Holding AG*	52,300	4,929,420
Swiss Re Ltd.*	140,000	8,825,853
Syngenta AG	27,130	9,287,282
UBS AG*	442,000	5,172,362
Zurich Insurance Group AG*	33,500	7,575,154

		131,552,298

United Kingdom — 22.8%
ARM Holdings PLC	901,319	7,140,785
AstraZeneca PLC	437,400	19,546,332
Aviva PLC	935,300	4,004,901
BAE Systems PLC	2,203,100	9,988,019
Barclays PLC	2,019,000	5,159,041
Beazley PLC(g)	1,403,454	3,033,682
Berendsen PLC	243,100	1,906,189
BG Group PLC	850,066	17,402,056
BP PLC	2,832,600	18,916,618
British American Tobacco PLC	428,065	21,762,760
BT Group PLC	3,182,700	10,545,942
Cable & Wireless Communications PLC	7,625,800	3,552,851
Carnival PLC	346,861	11,859,320
Cookson Group PLC	476,600	4,410,154
Dairy Crest Group PLC	336,900	1,745,176
Debenhams PLC	6,232,100	8,462,249
Drax Group PLC	229,000	2,014,518
GlaxoSmithKline PLC	203,800	4,629,109
Go-Ahead Group PLC(g)	148,200	2,797,832
Home Retail Group PLC(a)	2,328,600	3,093,138
HSBC Holdings PLC	2,123,042	18,782,701
Intermediate Capital Group PLC	1,531,000	6,488,667
J Sainsbury PLC	2,118,900	10,014,209
Kesa Electricals PLC	1,314,300	1,020,502

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Kingfisher PLC	2,945,546	$13,287,378
Legal & General Group PLC	2,071,700	4,141,882
Logica PLC	534,700	889,222
Marks & Spencer Group PLC	1,437,300	7,329,697
Marston’s PLC	1,332,800	2,170,380
Mondi PLC	770,600	6,600,477
Old Mutual PLC	1,386,175	3,296,676
Pace PLC(g)	1,536,215	2,508,676
Pearson PLC	516,460	10,247,447
Premier Foods PLC*	85,415	114,690
Reckitt Benckiser Group PLC	368,866	19,497,091
Rolls-Royce Holdings PLC*(g)	641,890	8,651,210
Royal Dutch Shell PLC (Class B Stock)	832,900	29,087,898
RSA Insurance Group PLC	1,970,100	3,344,409
SABMiller PLC	270,946	10,870,664
Standard Chartered PLC	868,319	18,862,431
Tesco PLC	4,097,386	19,912,522
Tullett Prebon PLC	429,200	1,914,410
Vodafone Group PLC	10,260,150	28,838,701
WM Morrison Supermarkets PLC	2,837,300	11,839,394
Xstrata PLC	228,600	2,874,273

		404,556,279

United States — 0.7%
Yum! Brands, Inc.(a)	182,900	11,782,418

TOTAL COMMON STOCKS (cost $1,861,873,978)		1,705,266,315

PREFERRED STOCKS — 1.2%
Brazil — 0.4%
Itau Unibanco Holding SA, ADR (PRFC),	506,200	7,046,304

Germany — 0.8%
Volkswagen AG (PRFC)	89,922	14,246,190

United Kingdom
Rolls-Royce Holdings PLC, (PRFC C)*(g)	78,640,340	123,162

TOTAL PREFERRED STOCKS (cost $23,257,868)		21,415,656

TOTAL LONG-TERM INVESTMENTS (cost $1,885,131,846)		1,726,681,971

SHORT-TERM INVESTMENT — 4.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $79,277,791; includes $45,525,636 of cash collateral received for securities on loan)(b)(w)(Note 4)	79,277,791	79,277,791

TOTAL INVESTMENTS — 101.7% (cost $1,964,409,637)		1,805,959,762
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (1.7)%		(29,478,537)

NET ASSETS — 100.0%		$1,776,481,225

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
NASDAQ GS	National Association for Securities Dealers Global Markets, U.S.
PRFC	Preference Shares
TASE	Tel Aviv Stock Exchange
EUR	Euro
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,067,342; cash collateral of $45,525,636 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 07/18/12	State Street Bank	EUR	10,899	$13,714,170	$13,795,373	$(81,203)
Expiring 11/08/12	State Street Bank	EUR	46,129	60,433,177	58,462,080	1,971,097

				$74,147,347	$72,257,453	$1,889,894

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$70,002,101	$—
Austria	—	10,532,370	—
Belgium	—	6,916,752	—
Bermuda	—	7,330,385	—
Brazil	24,949,462	—	—
Canada	45,002,951	—	—
Cayman Islands	—	9,303,772	—
China	10,237,704	38,630,489	—
Denmark	—	26,672,543	—
Finland	—	2,736,123	—
France	—	136,724,339	—
Germany	—	162,934,560	—
Greece	—	63,105	—
Hong Kong	—	44,422,574	—
India	—	6,644,930	—
Ireland	16,260,885	—	—
Israel	25,855,618	13,605,271	—
Italy	—	23,866,418	—
Japan	—	302,294,039	—
Kazakhstan	—	2,332,192	—
Mexico	11,828,317	—	—
Netherlands	20,686,522	30,036,068	—
New Zealand	—	1,282,901	—
Norway	—	16,465,727	—
Portugal	—	312,877	—
Singapore	—	15,154,510	—
South Korea	—	11,865,605	—
Spain	—	21,564,569	—
Sweden	—	40,859,641	—
Switzerland	—	131,552,298	—
United Kingdom	—	404,556,279	—
United States	11,782,418	—	—
Preferred Stocks:
Brazil	7,046,304	—	—
Germany	—	14,246,190	—
United Kingdom	—	123,162	—
Affiliated Money Market Mutual Fund	79,277,791	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	1,889,894	—

Total	$252,927,972	$1,554,921,684	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $59,996. $1,340,849,565 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Banks	10.3%
Oil & Gas	9.1
Pharmaceuticals	8.5
Telecommunications	6.0
Retail	5.7
Insurance	5.6
Food	5.3
Affiliated Money Market Mutual Fund (2.6% represents investments purchased with collateral from securities on loan)	4.5
Chemicals	4.5
Auto Manufacturers	4.4
Aerospace/Defense	2.1
Diversified Financial Services	2.1
Agriculture	1.9
Financial – Bank & Trust	1.9
Auto Parts & Equipment	1.6
Distribution/Wholesale	1.6
Software	1.6
Apparel	1.5
Transportation	1.5
Holding Companies – Diversified	1.3
Household Products/ Wares	1.2
Electric	1.2
Media	1.2
Mining	1.2
Miscellaneous Manufacturing	1.0
Healthcare – Services	0.9
Engineering & Construction	0.8
Internet	0.7
Beverages	0.7
Machinery – Construction & Mining	0.7
Healthcare Products	0.7
Hotels, Restaurants & Leisure	0.7

Advertising	0.6%
Machinery & Equipment	0.6
Cosmetics/Personal Care	0.6
Internet Software & Services	0.6
Forest & Paper Products	0.5
Industrial Conglomerates	0.5
Iron/Steel	0.5
Office Equipment	0.5
Coal	0.5
Semiconductors	0.4
Commercial Services	0.4
Entertainment	0.3
Transportation Services	0.3
Airlines	0.3
Trading Companies & Distributors	0.3
Toys	0.2
Building Materials	0.2
Oil & Gas Services	0.2
Computer Services & Software	0.2
Machinery	0.2
Computers	0.2
Food Products	0.2
Telecommunication Services	0.2
Insurance – Life Insurance	0.2
Metals & Mining	0.2
Gas	0.1
Home Furnishings	0.1
Containers & Packaging	0.1
Electronic Components & Equipment	0.1
Metal Fabricate/Hardware	0.1
Independent Power Producers & Energy Traders	0.1
Electronics	0.1
Healthcare Technology	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$1,971,097	Unrealized depreciation on foreign currency forward contracts	$81,203

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$2,338,428	$2,338,428
Equity contracts	(604,957)	—	(604,957)

Total	$(604,957)	$2,338,428	$1,733,471

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(802,513)

For the six months ended June 30, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $318,361 and the average value at settlement date receivable for foreign currency exchange sale contracts was $65,078,958.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $44,067,342:
Unaffiliated investments (cost $1,885,131,846)	$1,726,681,971
Affiliated investments (cost $79,277,791)	79,277,791
Foreign currency, at value (cost $1,590,761)	1,599,759
Tax reclaim receivable	6,960,660
Dividends receivable	6,371,713
Receivable for fund share sold	3,588,205
Receivable for investments sold	2,037,678
Unrealized appreciation on foreign currency forward contracts	1,971,097
Prepaid expenses	1,997

Total Assets	1,828,490,871

LIABILITIES:
Payable to broker for collateral for securities on loan	45,525,636
Payable for investments purchased	5,334,040
Advisory fees payable	602,189
Payable for fund share repurchased	238,878
Accrued expenses and other liabilities	160,300
Unrealized depreciation on foreign currency forward contracts	81,203
Foreign capital gains tax liability	52,184
Shareholder servicing fees payable	13,302
Foreign withheld taxes payable	1,422
Affiliated transfer agent fee payable	492

Total Liabilities	52,009,646

NET ASSETS	$1,776,481,225

Net assets were comprised of:
Paid-in capital	$2,086,626,230
Retained earnings	(310,145,005)

Net assets, June 30, 2012	$1,776,481,225

Net asset value and redemption price per share, $1,776,481,225 / 131,203,464 outstanding shares of beneficial interest	$13.54

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $4,284,997 foreign withholding tax)	$48,088,970
Affiliated dividend income	80,594
Affiliated income from securities lending, net	12,688

48,182,252

EXPENSES
Advisory fees	9,837,204
Shareholder servicing fees and expenses	983,720
Custodian and accounting fees	368,000
Loan interest expense (Note 7)	38,338
Trustees’ fees	14,000
Audit fee	12,000
Insurance expenses	12,000
Commitment fee on syndicated credit agreement	11,000
Legal fees and expenses	6,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Miscellaneous	24,621

Total expenses	11,315,883
Less: shareholder servicing fee waiver	(301,494)

Net expenses	11,014,389

NET INVESTMENT INCOME	37,167,863

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(19,066,000)
Foreign currency transactions	1,840,550

(17,225,450)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $7,807)	11,019,719
Foreign currencies	(888,681)

10,131,038

NET LOSS ON INVESTMENTS	(7,094,412)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,073,451

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$37,167,863	$47,005,642
Net realized loss on investment and foreign currency transactions	(17,225,450)	(3,589,600)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,131,038	(356,903,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,073,451	(313,487,614)

DISTRIBUTIONS	(47,033,538)	(27,137,785)

FUND SHARE TRANSACTIONS:
Fund share sold [42,717,967 and 75,807,442 shares, respectively]	607,268,079	1,132,454,408
Fund share issued in reinvestment of distributions [3,634,740 and 1,704,635 shares, respectively]	47,033,538	27,137,785
Fund share repurchased [36,886,174 and 93,960,951 shares, respectively]	(509,968,391)	(1,336,603,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	144,333,226	(177,010,820)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	621,794	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	127,994,933	(517,636,219)
NET ASSETS:
Beginning of period	1,648,486,292	2,166,122,511

End of period	$1,776,481,225	$1,648,486,292

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.5%
COMMON STOCKS — 92.7%
Australia — 2.5%
BHP Billiton Ltd.	180,999	$5,895,557
Rio Tinto Ltd.	33,763	1,982,121

		7,877,678

Belgium — 1.7%
Anheuser-Busch InBev NV	68,470	5,398,272

Canada
Nortel Networks Corp.*	2,492	29

Cayman Islands — 0.5%
Belle International Holdings Ltd.	932,000	1,596,665

China — 2.7%
China Construction Bank Corp. (Class H Stock)	3,063,000	2,116,149
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,117,145	2,308,024
Ping An Insurance Group Co. (Class H Stock)	294,000	2,377,243
Sands China Ltd.	449,600	1,446,375

		8,247,791

France — 13.4%
Accor SA	85,786	2,688,310
AXA SA(a)	207,233	2,770,443
BNP Paribas SA	53,893	2,077,834
Imerys SA	36,402	1,855,801
Lafarge SA	75,244	3,360,270
LVMH Moet Hennessy Louis Vuitton SA	24,420	3,716,485
Pernod-Ricard SA	31,482	3,366,445
PPR	20,472	2,917,911
Sanofi	56,383	4,268,250
Schneider Electric SA	63,826	3,547,694
Societe Generale SA*	65,975	1,547,090
Technip SA	29,500	3,074,380
Total SA	146,311	6,585,316

		41,776,229

Germany — 6.7%
Allianz SE	24,220	2,436,171
Bayer AG	56,960	4,104,507
Fresenius Medical Care AG & Co. KGaA	33,430	2,361,106
Linde AG	18,140	2,825,142
SAP AG	75,471	4,469,057
Siemens AG	38,292	3,217,575
Symrise AG	48,735	1,485,297

		20,898,855

Hong Kong — 2.9%
Cheung Kong Holdings Ltd.	255,000	3,148,307
CNOOC Ltd.	1,346,000	2,713,697
Hang Lung Properties Ltd.	916,000	3,133,287

		8,995,291

Indonesia — 0.3%
Astra International Tbk PT	1,215,000	895,696

Israel — 0.8%
Teva Pharmaceutical Industries Ltd., ADR	65,320	2,576,221

Italy — 0.3%
Intesa Sanpaolo SpA	741,395	1,055,190

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Japan — 16.3%
Canon, Inc.	94,750	$3,781,522
Daikin Industries Ltd.	79,400	2,236,089
East Japan Railway Co.	26,800	1,682,804
FANUC Corp.	18,400	3,024,613
Honda Motor Co. Ltd.	139,700	4,874,908
Japan Tobacco, Inc.	140,000	4,147,590
Komatsu Ltd.	135,500	3,234,567
Kubota Corp.	374,000	3,456,283
Makita Corp.	48,500	1,701,357
Mitsubishi Corp.	150,900	3,050,336
Murata Manufacturing Co. Ltd.	33,600	1,767,380
Nidec Corp.	34,800	2,645,977
Omron Corp.	74,700	1,583,010
Shin-Etsu Chemical Co. Ltd.	54,000	2,973,672
SMC Corp.	16,623	2,882,058
Sumitomo Corp.	197,200	2,759,185
Toyota Motor Corp.	96,100	3,878,810
Yahoo! Japan Corp.	3,345	1,082,987

		50,763,148

Mexico — 0.6%
America Movil SAB de CV (Class L Stock), ADR(a)	70,900	1,847,654

Netherlands — 1.3%
Akzo Nobel NV	24,081	1,133,365
ING Groep NV, CVA*	415,597	2,786,210

		3,919,575

South Korea — 1.3%
Hyundai Mobis	3,700	896,866
Samsung Electronics Co. Ltd., GDR	6,190	3,245,379

		4,142,245

Spain — 1.3%
Banco Bilbao Vizcaya Argentaria SA(a)	251,050	1,792,841
Inditex SA	20,060	2,073,511

		3,866,352

Sweden — 0.9%
Atlas Copco AB (Class A Stock)	133,815	2,879,803

Switzerland — 9.3%
ABB Ltd.*	129,997	2,122,617
Credit Suisse Group AG*	110,870	2,028,593
Holcim Ltd.*	37,434	2,074,049
Nestle SA	120,562	7,194,883
Novartis AG	86,152	4,816,872
Roche Holding AG	27,420	4,736,339
SGS SA	1,193	2,236,840
Zurich Financial Services AG*	17,095	3,865,590

		29,075,783

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	194,114	2,709,831

United Kingdom — 29.0%
Barclays PLC	856,040	2,187,393
BG Group PLC	324,896	6,651,082
BHP Billiton PLC	49,000	1,392,695
British American Tobacco PLC(a)	91,927	4,673,555
Burberry Group PLC	144,166	3,001,644

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Centrica PLC	622,084	$3,110,387
GlaxoSmithKline PLC(a)	221,132	5,022,788
HSBC Holdings PLC	735,391	6,506,055
ICAP PLC	300,866	1,592,552
Imperial Tobacco Group PLC	106,190	4,091,303
Man Group PLC	593,709	710,413
Marks & Spencer Group PLC	426,790	2,176,471
Meggitt PLC	326,290	1,974,392
Prudential PLC	383,852	4,450,759
Rio Tinto PLC	71,466	3,396,317
Royal Dutch Shell PLC (Class A Stock)	266,454	8,993,024
Standard Chartered PLC	277,133	6,020,140
Tesco PLC	717,703	3,487,901
Tullow Oil PLC	140,795	3,254,126
Unilever PLC	127,999	4,297,394
Vodafone Group PLC	2,609,060	7,333,411
WPP PLC	305,272	3,705,916
Xstrata PLC	200,918	2,526,217

		90,555,935

TOTAL COMMON STOCKS (cost $303,250,795)		289,078,243

PREFERRED STOCKS — 1.8%
Germany
Henkel AG & Co. KGaA (PRFC)	34,420	2,287,071
Volkswagen AG (PRFC)	21,625	3,426,012

TOTAL PREFERRED STOCKS (cost $5,361,583)		5,713,083

TOTAL LONG-TERM INVESTMENTS (cost $308,612,378)		294,791,326

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 9.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $29,056,450; includes $15,006,328 of cash collateral for securities on loan)(b)(w)(Note 4)	29,056,450	$29,056,450

TOTAL INVESTMENTS — 103.8% (cost $337,668,828)		323,847,776
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.8)%		(11,783,268)

NET ASSETS — 100.0%		$312,064,508

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
GDR	Global Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,522,576; cash collateral of $15,006,328 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$7,877,678	$—
Belgium	—	5,398,272	—
Canada	29	—	—
Cayman Islands	—	1,596,665	—
China	—	8,247,791	—
France	—	41,776,229	—
Germany	—	20,898,855	—
Hong Kong	—	8,995,291	—
Indonesia	—	895,696	—
Israel	2,576,221	—	—
Italy	—	1,055,190	—
Japan	—	50,763,148	—
Mexico	1,847,654	—	—
Netherlands	—	3,919,575	—
South Korea	3,245,379	896,866	—
Spain	—	3,866,352	—
Sweden	—	2,879,803	—
Switzerland	—	29,075,783	—
Taiwan	2,709,831	—	—
United Kingdom	—	90,555,935	—
Preferred Stocks:
Germany	—	5,713,083	—
Affiliated Money Market Mutual Fund	29,056,450	—	—

Total	$39,435,564	$284,412,212	$—

Fair value of Level 2 investments at 12/31/11 was $0. $255,910,609 was transferred into Level 2 from Level 1 at 6/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Financials	15.1%
Industrials	13.1
Consumer Discretionary	12.7
Consumer Staples	11.2
Energy	10.0
Materials	9.5
Affiliated Money Market Mutual Fund (4.8% represents investments purchased with collateral from securities on loan)	9.3
Healthcare	8.9

Information Technology	6.0%
Telecommunications Service	2.9
Insurance	1.5
Real Estate Development	1.0
Utilities	1.0
Hand/Machine Tools	0.6
Chemicals	0.4
Auto Parts & Equipment	0.3
Retail & Merchandising	0.3

103.8
Liabilities in excess of other assets	(3.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $14,522,576:
Unaffiliated investments (cost $308,612,378)	$294,791,326
Affiliated investments (cost $29,056,450)	29,056,450
Foreign currency, at value (cost $552,992)	552,155
Tax reclaim receivable	1,435,185
Receivable for fund share sold	1,254,732
Dividends receivable	1,216,874
Prepaid expenses	2,880

Total Assets	328,309,602

LIABILITIES:
Payable to broker for collateral for securities on loan	15,006,328
Payable for investments purchased	1,073,840
Advisory fees payable	100,512
Accrued expenses and other liabilities	57,540
Shareholder servicing fees payable	3,417
Payable for fund share repurchased	2,965
Affiliated transfer agent fee payable	492

Total Liabilities	16,245,094

NET ASSETS	$312,064,508

Net assets were comprised of:
Paid-in capital	$336,471,780
Retained earnings	(24,407,272)

Net assets, June 30, 2012	$312,064,508

Net asset value and redemption price per share, $312,064,508 / 16,250,369 outstanding shares of beneficial interest	$19.20

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $641,293 foreign withholding tax)	$7,776,531
Affiliated dividend income	11,635
Affiliated income from securities lending, net	3,644

7,791,810

EXPENSES
Advisory fees	1,455,481
Shareholder servicing fees and expenses	164,652
Custodian and accounting fees	92,000
Audit fee	11,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Shareholders’ reports	4,000
Loan interest expense (Note 7)	3,893
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	2,000
Miscellaneous	10,807

Total expenses	1,761,833
Less: shareholder servicing fee waiver	(3,094)

Net expenses	1,758,739

NET INVESTMENT INCOME	6,033,071

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	2,750,718
Foreign currency transactions	34,244

2,784,962

Net change in unrealized appreciation (depreciation) on:
Investments	2,265,936
Foreign currencies	(17,188)

2,248,748

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	5,033,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,066,781

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,033,071	$6,089,529
Net realized gain (loss) on investment and foreign currency transactions	2,784,962	(2,972,046)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,248,748	(49,478,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,066,781	(46,360,547)

DISTRIBUTIONS	(6,097,845)	(4,723,900)

FUND SHARE TRANSACTIONS:
Fund share sold [4,249,500 and 9,091,371 shares, respectively]	84,519,337	180,566,125
Fund share issued in reinvestment of distributions [331,765 and 225,269 shares, respectively]	6,097,845	4,723,900
Fund share repurchased [3,305,481 and 11,918,720 shares, respectively]	(63,598,579)	(219,840,659)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	27,018,603	(34,550,634)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	1,330,690	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,318,229	(85,635,081)
NET ASSETS:
Beginning of period	278,746,279	364,381,360

End of period	$312,064,508	$278,746,279

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS
Aerospace & Defense — 3.6%
Boeing Co. (The)	168,609	$12,527,649
Embraer SA (Brazil), ADR	132,200	3,507,266
General Dynamics Corp.	72,197	4,762,114
Lockheed Martin Corp.(a)	167,700	14,603,316
Northrop Grumman Corp.	137,000	8,739,230
United Technologies Corp.	134,697	10,173,664

		54,313,239

Auto Components — 1.8%
Johnson Controls, Inc.	523,958	14,518,876
Lear Corp.	77,300	2,916,529
Magna International, Inc. (Canada)	258,500	10,214,135

		27,649,540

Beverages — 0.6%
PepsiCo, Inc.	136,200	9,623,892

Biotechnology — 0.8%
Celgene Corp.*	71,154	4,565,241
Gilead Sciences, Inc.*	152,476	7,818,969

		12,384,210

Chemicals — 0.7%
Air Products & Chemicals, Inc.	58,728	4,741,111
LyondellBasell Industries NV (Netherlands) (Class A Stock)	134,697	5,424,248

		10,165,359

Commercial Banks — 6.7%
Fifth Third Bancorp	377,009	5,051,921
KeyCorp	781,240	6,046,798
PNC Financial Services Group, Inc.	302,933	18,512,236
Regions Financial Corp.	2,022,090	13,649,106
U.S. Bancorp	299,026	9,616,676
Wells Fargo & Co.	1,439,287	48,129,758

		101,006,495

Commercial Services & Supplies — 0.6%
H&R Block, Inc.	544,200	8,696,316

Computer Services & Software — 1.2%
Oracle Corp.	591,500	17,567,550

Computers & Peripherals — 3.4%
Apple, Inc.*	46,086	26,914,224
Hewlett-Packard Co.	1,208,600	24,304,946

		51,219,170

Consumer Finance — 0.8%
Capital One Financial Corp.	214,400	11,719,104

Diversified Financial Services — 8.2%
American Express Co.	366,374	21,326,631
Bank of America Corp.	1,815,154	14,847,960
Citigroup, Inc.	1,073,767	29,431,954
Goldman Sachs Group, Inc. (The)	88,900	8,521,954
JPMorgan Chase & Co.	1,398,334	49,962,474

		124,090,973

Diversified Manufacturing — 1.8%
General Electric Co.	1,341,156	27,949,691

Electric Utilities — 4.2%
American Electric Power Co., Inc.	296,332	11,823,647

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electric Utilities (continued)
Edison International	195,800	$9,045,960
Exelon Corp.	516,500	19,430,730
NextEra Energy, Inc.	134,697	9,268,501
PG&E Corp.	123,921	5,609,904
PPL Corp.	308,236	8,572,043

		63,750,785

Electronic Equipment & Instruments — 2.0%
Corning, Inc.	672,400	8,694,132
Honeywell International, Inc.	175,105	9,777,863
TE Connectivity Ltd. (Switzerland)	181,525	5,792,463
Thermo Fisher Scientific, Inc.	107,218	5,565,686

		29,830,144

Financial Services — 0.7%
Ameriprise Financial, Inc.	94,349	4,930,679
State Street Corp.	134,745	6,015,017

		10,945,696

Food & Staples Retailing — 3.1%
CVS Caremark Corp.	696,601	32,552,165
Safeway, Inc.	208,400	3,782,460
Wal-Mart Stores, Inc.	146,700	10,227,924

		46,562,549

Food Products — 2.4%
General Mills, Inc.	75,900	2,925,186
Kraft Foods, Inc. (Class A Stock)	449,916	17,375,756
Nestle SA (Switzerland)	123,921	7,395,341
Unilever NV (Netherlands)	281,220	9,378,687

		37,074,970

Gas Utilities — 1.0%
Sempra Energy	215,514	14,844,604

Healthcare Products — 1.0%
Covidien PLC (Ireland)(a)	174,028	9,310,498
Zimmer Holdings, Inc.	90,400	5,818,144

		15,128,642

Healthcare Providers & Services — 1.8%
Humana, Inc.	86,206	6,675,793
UnitedHealth Group, Inc.	350,211	20,487,343

		27,163,136

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp. (Panama)(a)	84,600	2,899,242

Independent Power Producers — 0.5%
NRG Energy, Inc.*	453,500	7,872,760

Insurance — 7.6%
ACE Ltd. (Switzerland)	114,761	8,507,233
Allstate Corp. (The)	579,000	20,317,110
American International Group, Inc.*	718,100	23,043,829
MetLife, Inc.	731,883	22,578,591
Travelers Cos., Inc. (The)	198,273	12,657,748
Unum Group	606,550	11,603,301
XL Group PLC (Ireland)	762,126	16,035,131

		114,742,943

Internet — 0.4%
Google, Inc. (Class A Stock)*	9,644	5,594,195

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
IT Services — 1.1%
International Business Machines Corp.	82,973	$16,227,859

Machinery — 2.2%
Cummins, Inc.	112,300	10,882,993
Deere & Co.	85,667	6,927,890
PACCAR, Inc.(a)	403,227	15,802,466

		33,613,349

Media — 3.2%
Comcast Corp. (Class A Stock)	296,332	9,473,734
Comcast Corp. (Special Class A Stock)	372,000	11,680,800
Interpublic Group of Cos., Inc. (The)	107,500	1,166,375
Time Warner, Inc.(a)	134,697	5,185,834
Walt Disney Co. (The)(a)	438,918	21,287,523

		48,794,266

Metals & Mining — 0.9%
BHP Billiton Ltd. (Australia), ADR(a)	100,193	6,542,603
Freeport-McMoRan Copper & Gold, Inc.	196,657	6,700,104

		13,242,707

Multi-Line Retail — 0.5%
J.C. Penney Co., Inc.(a)	315,700	7,358,967

Multi-Utilities — 1.0%
Public Service Enterprise Group, Inc.	484,000	15,730,000

Oil, Gas & Consumable Fuels — 12.4%
Anadarko Petroleum Corp.	75,430	4,993,466
Apache Corp.	56,805	4,992,591
Chevron Corp.	267,777	28,250,473
ConocoPhillips(a)	507,172	28,340,771
Exxon Mobil Corp.	323,272	27,662,385
Marathon Petroleum Corp.	115,839	5,203,488
National Grid PLC (United Kingdom)	862,058	9,136,092
National Oilwell Varco, Inc.	151,161	9,740,815
Occidental Petroleum Corp.	263,892	22,634,017
Phillips 66*(a)	357,293	11,876,419
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR(a)	249,700	17,461,521
Schlumberger Ltd. (Curacao)	77,015	4,999,044
Total SA (France), ADR	264,200	11,875,790

		187,166,872

Pharmaceuticals — 8.1%
AstraZeneca PLC (United Kingdom), ADR	97,100	4,345,225
Eli Lilly & Co.	67,900	2,913,589
Johnson & Johnson(a)	559,995	37,833,262
Merck & Co., Inc.	734,365	30,659,739
Novartis AG (Switzerland), ADR	114,500	6,400,550
Pfizer, Inc.	1,438,329	33,081,567
Sanofi (France), ADR	192,700	7,280,206

		122,514,138

Professional Services — 0.3%
Manpower, Inc.	128,500	4,709,525

Real Estate Investment Trusts — 1.9%
AvalonBay Communities, Inc.(a)	65,732	9,299,763
Boston Properties, Inc.(a)	89,438	9,692,396
Simon Property Group, Inc.(a)	62,499	9,728,594

		28,720,753

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising — 1.6%
Bed Bath & Beyond, Inc.*	83,512	$5,161,042
Macy’s, Inc.	269,969	9,273,435
Target Corp..	161,636	9,405,599

		23,840,076

Semiconductors & Semiconductor Equipment — 0.3%
Texas Instruments, Inc.	154,900	4,444,081

Software — 3.0%
CA, Inc.	433,319	11,738,612
Microsoft Corp.	1,118,548	34,216,384

		45,954,996

Specialty Retail — 0.5%
Gap, Inc. (The)	266,900	7,302,384

Telecommunications — 1.6%
AT&T, Inc.	389,256	13,880,869
CenturyLink, Inc.(a)	269,393	10,638,330

		24,519,199

Tobacco — 0.7%
Philip Morris International, Inc.	129,309	11,283,503

Transportation — 1.4%
FedEx Corp.	53,879	4,935,855
Union Pacific Corp.	134,697	16,070,699

		21,006,554

Wireless Telecommunication Services — 2.0%
Vodafone Group PLC (United Kingdom), ADR	1,049,359	29,570,937

TOTAL LONG-TERM INVESTMENTS (cost $1,404,528,037)		1,478,795,371

SHORT-TERM INVESTMENT — 12.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $189,680,855; includes $151,561,268 of cash collateral for securities on loan)(b)(w)(Note 4)	189,680,855	189,680,855

TOTAL INVESTMENTS — 110.3% (cost $1,594,208,892)		1,668,476,226
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.3)%		(156,367,248)

NET ASSETS — 100.0%		$1,512,108,978

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $150,298,004; cash collateral of $151,561,268 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,462,263,938	$16,531,433	$—
Affiliated Money Market Mutual Fund	189,680,855	—	—

Total	$1,651,944,793	$16,531,433	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (10.0% represents investments purchased with collateral from securities on loan)	12.5%
Oil, Gas & Consumable Fuels	12.4
Diversified Financial Services	8.2
Pharmaceuticals	8.1
Insurance	7.6
Commercial Banks	6.7
Electric Utilities	4.2
Aerospace & Defense	3.6
Computers & Peripherals	3.4
Media	3.2
Food & Staples Retailing	3.1
Software	3.0
Food Products	2.4
Machinery	2.2
Electronic Equipment & Instruments	2.0
Wireless Telecommunication Services	2.0
Real Estate Investment Trusts	1.9
Diversified Manufacturing	1.8
Auto Components	1.8
Healthcare Providers & Services	1.8
Telecommunications	1.6

Retail & Merchandising	1.6%
Transportation	1.4
Computer Services & Software	1.2
IT Services	1.1
Multi-Utilities	1.0
Healthcare Products	1.0
Gas Utilities	1.0
Metals & Mining	0.9
Biotechnology	0.8
Consumer Finance	0.8
Tobacco	0.7
Financial Services	0.7
Chemicals	0.7
Beverages	0.6
Commercial Services & Supplies	0.6
Independent Power Producers	0.5
Multi-Line Retail	0.5
Specialty Retail	0.5
Internet	0.4
Professional Services	0.3
Semiconductors & Semiconductor Equipment	0.3
Hotels, Restaurants & Leisure	0.2

110.3
Liabilities in excess of other assets	(10.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $150,298,004:
Unaffiliated investments (cost $1,404,528,037)	$1,478,795,371
Affiliated investments (cost $189,680,855)	189,680,855
Foreign currency, at value (cost $220,050)	222,840
Receivable for investments sold	7,971,294
Dividends receivable	4,157,865
Receivable for fund share sold	2,468,511
Tax reclaim receivable	546,978
Prepaid expenses	2,790

Total Assets	1,683,846,504

LIABILITIES:
Payable to broker for collateral for securities on loan	151,561,268
Payable for investments purchased	19,340,663
Advisory fees payable	373,007
Payable for fund share repurchased	315,977
Accrued expenses and other liabilities	133,258
Shareholder servicing fees payable	11,755
Deferred trustees’ fees	1,106
Affiliated transfer agent fee payable	492

Total Liabilities	171,737,526

NET ASSETS	$1,512,108,978

Net assets were comprised of:
Paid-in capital	$2,024,635,694
Retained earnings	(512,526,716)

Net assets, June 30, 2012	$1,512,108,978

Net asset value and redemption price per share, $1,512,108,978 / 115,336,330 outstanding shares of beneficial interest	$13.11

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $329,870 foreign withholding tax)	$24,618,919
Affiliated income from securities lending, net	101,294
Affiliated dividend income	67,646

24,787,859

EXPENSES
Advisory fees	7,433,439
Shareholder servicing fees and expenses	991,125
Custodian and accounting fees	166,000
Commitment fee on syndicated credit agreement	19,000
Trustees’ fees	19,000
Insurance expenses	16,000
Audit fee	12,000
Loan interest expense (Note 7)	8,039
Legal fees and expenses	7,000
Shareholders’ reports	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Miscellaneous	22,134

Total expenses	8,704,737
Less: advisory fee waivers and/or expense reimbursement	(562,353)
Less: shareholder servicing fee waiver	(304,455)

Net expenses	7,837,929

NET INVESTMENT INCOME	16,949,930

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	151,857,872
Foreign currency transactions	(1,629)

151,856,243

Net change in unrealized appreciation (depreciation) on:
Investments	36,496,565
Foreign currencies	(1,984)

36,494,581

NET GAIN ON INVESTMENTS	188,350,824

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,300,754

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,949,930	$52,574,330
Net realized gain on investment and foreign currency transactions	151,856,243	305,400,783
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	36,494,581	(534,574,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	205,300,754	(176,599,568)

DISTRIBUTIONS	(52,618,390)	(41,751,235)

FUND SHARE TRANSACTIONS:
Fund share sold [42,485,615 and 109,190,239 shares, respectively]	565,557,602	1,391,401,734
Fund share issued in reinvestment of distributions [4,146,445 and 3,211,633 shares, respectively]	52,618,390	41,751,235
Fund share repurchased [139,164,813 and 194,619,732 shares, respectively]	(1,879,128,752)	(2,458,537,597)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,260,952,760)	(1,025,384,628)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	278,693

TOTAL DECREASE IN NET ASSETS	(1,108,270,396)	(1,243,456,738)
NET ASSETS:
Beginning of period	2,620,379,374	3,863,836,112

End of period	$1,512,108,978	$2,620,379,374

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.3%
COMMON STOCKS — 94.0%
Apparel — 3.3%
Coach, Inc.	409,928	$23,972,589
NIKE, Inc. (Class B Stock)	669,588	58,776,435

		82,749,024

Banks — 6.5%
U.S. Bancorp	2,487,923	80,011,604
Wells Fargo & Co.	2,433,697	81,382,828

		161,394,432

Beverages — 1.1%
Anheuser-Busch InBev NV (Belgium), ADR(a)	344,545	27,443,009

Biotechnology — 3.5%
Biogen Idec, Inc.*	606,381	87,549,289

Chemicals — 4.5%
Monsanto Co.	790,835	65,465,321
Praxair, Inc.	418,202	45,471,103

		110,936,424

Commercial Services — 2.9%
Visa, Inc. (Class A Stock)	579,458	71,638,393

Computers — 11.0%
Accenture PLC (Ireland) (Class A Stock)	958,294	57,583,886
Apple, Inc.*	341,713	199,560,392
EMC Corp.*	625,603	16,034,205

		273,178,483

Cosmetics/Personal Care — 1.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	544,838	29,486,633

Distribution/Wholesale — 1.3%
W.W. Grainger, Inc.	169,488	32,412,885

Diversified Machinery — 1.1%
Cummins, Inc.	270,894	26,252,338

Diversified Manufacturing — 1.0%
Danaher Corp.	496,133	25,838,607

Entertainment & Leisure — 2.0%
Wynn Resorts Ltd.	481,913	49,984,016

Internet — 8.8%
Amazon.com, Inc.*	149,896	34,228,752
Baidu, Inc. (Cayman Islands), ADR*	534,382	61,443,242
Facebook, Inc. (Class A Stock)(a)	614,535	19,124,329
LinkedIn Corp. (Class A Stock)*	215,809	22,934,022
priceline.com, Inc.*(a)	123,083	81,791,115

		219,521,460

Investment Company — 1.1%
Hutchison Port Holdings Trust (Singapore)	39,344,000	27,934,240

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	267,634	44,023,117

Oil & Gas — 5.2%
Halliburton Co.	1,349,888	38,323,320
National Oilwell Varco, Inc.	882,172	56,847,164
Occidental Petroleum Corp.	406,115	34,832,484

		130,002,968

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals — 8.6%
Abbott Laboratories	120,060	$7,740,268
Allergan, Inc.	402,844	37,291,269
Bristol-Myers Squibb Co.	1,255,712	45,142,846
Express Scripts Holding Co.*	1,257,294	70,194,724
Mead Johnson Nutrition Co.	668,205	53,797,185

		214,166,292

Railroads — 2.0%
Union Pacific Corp.	426,494	50,884,999

Restaurants — 2.5%
McDonald’s Corp.	717,165	63,490,617

Retail — 20.4%
AutoZone, Inc.*	73,167	26,864,727
Cie Financiere Richemont SA (Switzerland), ADR	2,425,120	13,119,899
Dollar General Corp.*	225,256	12,251,674
Dollar Tree, Inc.*(a)	282,650	15,206,570
Home Depot, Inc. (The)	1,185,476	62,818,373
Limited Brands, Inc.	840,863	35,761,903
Lululemon Athletica, Inc.*(a)	404,476	24,118,904
O’Reilly Automotive, Inc.*	500,874	41,958,215
Starbucks Corp.	1,269,572	67,693,579
TJX Cos., Inc. (The)	3,173,177	136,224,489
Wal-Mart Stores, Inc.	179,590	12,521,015
Yum! Brands, Inc.	932,813	60,091,813

		508,631,161

Semiconductors — 1.8%
QUALCOMM, Inc.	811,857	45,204,198

Software — 2.4%
Check Point Software Technologies Ltd. (Israel)*(a)	654,422	32,452,787
VMware, Inc. (Class A Stock)*	289,663	26,370,920

		58,823,707

TOTAL COMMON STOCKS (cost $1,975,108,166)		2,341,546,292

PREFERRED STOCK — 0.3%
Banks
Wells Fargo & Co., 8.000% (cost $5,673,164)	297,374	8,980,695

TOTAL LONG-TERM INVESTMENTS (cost $1,980,781,330)		2,350,526,987

SHORT-TERM INVESTMENT — 11.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $293,123,327; includes $162,127,897 of cash collateral for securities on loan)(b)(w)(Note 4)	293,123,327	293,123,327

TOTAL INVESTMENTS — 106.1% (cost $2,273,904,657)		2,643,650,314
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.1)%		(151,599,989)

NET ASSETS — 100.0%		$2,492,050,325

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $164,517,904; cash collateral of $162,127,897 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,341,546,292	$—	$—
Preferred Stock	8,980,695	—	—
Affiliated Money Market Mutual Fund	293,123,327	—	—

Total	$2,643,650,314	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Retail	20.4%
Affiliated Money Market Mutual Fund (6.5% represents investments purchased with collateral from securities on loan)	11.8
Computers	11.0
Internet	8.8
Pharmaceuticals	8.6
Banks	6.8
Oil & Gas	5.2
Chemicals	4.5
Biotechnology	3.5
Apparel	3.3
Commercial Services	2.9

Restaurants	2.5%
Software	2.4
Railroads	2.0
Entertainment & Leisure	2.0
Semiconductors	1.8
Metal Fabricate/Hardware	1.8
Distribution/Wholesale	1.3
Cosmetics/Personal Care	1.2
Investment Company	1.1
Beverages	1.1
Diversified Machinery	1.1
Diversified Manufacturing	1.0

106.1
Liabilities in excess of other assets	(6.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $164,517,904:
Unaffiliated investments (cost $1,980,781,330)	$2,350,526,987
Affiliated investments (cost $293,123,327)	293,123,327
Receivable for investments sold	16,920,125
Receivable for fund share sold	10,831,086
Dividends and interest receivable	1,923,503
Prepaid expenses	17,612

Total Assets	2,673,342,640

LIABILITIES:
Payable to broker for collateral for securities on loan	162,127,897
Payable for investments purchased	18,106,121
Advisory fees payable	885,763
Accrued expenses and other liabilities	99,475
Payable for fund share repurchased	53,470
Shareholder servicing fees payable	18,008
Deferred trustees’ fees	1,089
Affiliated transfer agent fee payable	492

Total Liabilities	181,292,315

NET ASSETS	$2,492,050,325

Net assets were comprised of:
Paid-in capital	$1,999,927,295
Retained earnings	492,123,030

Net assets, June 30, 2012	$2,492,050,325

Net asset value and redemption price per share, $2,492,050,325 / 120,936,686 outstanding shares of beneficial interest	$20.61

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income	$17,250,437
Affiliated income from securities lending, net	351,511
Affiliated dividend income	116,485
Unaffiliated interest income	5,602

17,724,035

EXPENSES
Advisory fees	12,195,278
Shareholder servicing fees and expenses	1,355,031
Custodian and accounting fees	155,000
Commitment fee on syndicated credit agreement	24,000
Trustees’ fees	18,000
Insurance expenses	16,000
Audit fee	11,000
Legal fees and expenses	7,000
Loan interest expense (Note 7)	4,906
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Miscellaneous	8,930

Total expenses	13,803,145
Less: shareholder servicing fee waiver	(450,018)

Net expenses	13,353,127

NET INVESTMENT INCOME	4,370,908

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	135,717,507
Foreign currency transactions	1,131

135,718,638

Net change in unrealized appreciation (depreciation) on:
Investments	65,502,399
Foreign currencies	2,416

65,504,815

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	201,223,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,594,361

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,370,908	$10,712,255
Net realized gain on investment and foreign currency transactions	135,718,638	245,270,328
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	65,504,815	(337,882,886)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	205,594,361	(81,900,303)

DISTRIBUTIONS	(10,725,982)	(7,749,726)

FUND SHARE TRANSACTIONS:
Fund share sold [23,268,795 and 65,555,986 shares, respectively]	484,384,881	1,276,325,638
Fund share issued in reinvestment of distributions [522,964 and 402,165 shares, respectively]	10,725,982	7,749,726
Fund share repurchased [27,057,303 and 73,491,320 shares, respectively]	(571,935,930)	(1,367,794,195)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(76,825,067)	(83,718,831)

TOTAL INCREASE (DECREASE) IN NET ASSETS	118,043,312	(173,368,860)
NET ASSETS:
Beginning of period	2,374,007,013	2,547,375,873

End of period	$2,492,050,325	$2,374,007,013

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS
Austria — 0.4%
Erste Group Bank AG*(a)	54,914	$1,042,897

Bermuda — 0.3%
Credicorp Ltd.	6,610	832,133

Brazil — 0.4%
Banco Santander Brasil SA, ADS(a)	139,555	1,081,551

Canada — 1.8%
Canadian National Railway Co.	57,399	4,843,328

Czech Republic — 0.5%
Komercni Banka A/S	7,511	1,310,304

Denmark — 0.8%
Carlsberg A/S (Class B Stock)	25,491	2,012,075

France — 9.4%
Air Liquide SA	21,363	2,442,452
AXA SA(a)	93,274	1,246,956
Danone SA	75,924	4,718,430
Dassault Systemes SA	16,281	1,527,515
Legrand SA	101,080	3,430,699
LVMH Moet Hennessy Louis Vuitton SA	31,874	4,850,911
Pernod-Ricard SA	32,479	3,473,056
Schneider Electric SA	62,206	3,457,648

		25,147,667

Germany — 7.4%
Bayer AG	67,351	4,853,277
Beiersdorf AG	16,186	1,049,301
Brenntag AG	10,386	1,149,395
Deutsche Boerse AG	29,271	1,579,205
Linde AG	52,250	8,137,468
Merck KGaA	30,063	3,002,292

		19,770,938

India — 0.5%
ICICI Bank Ltd., ADR	45,000	1,458,450

Ireland — 1.9%
Accenture PLC (Class A Stock)	84,461	5,075,261

Israel — 0.3%
Check Point Software Technologies Ltd.*(a)	15,950	790,960

Japan — 4.2%
Aeon Credit Service Co. Ltd.(a)	50,800	942,322
Canon,Inc.	66,700	2,662,032
Hoya Corp.	102,300	2,253,671
INPEX Corp.	343	1,926,460
Lawson, Inc.	12,700	888,130
Shin-Etsu Chemical Co. Ltd.	47,500	2,615,730

		11,288,345

Netherlands — 4.8%
Akzo Nobel NV	71,743	3,376,563
Heineken NV	130,770	6,819,234
Schlumberger Ltd.	42,894	2,784,249

		12,980,046

South Korea — 0.9%
Samsung Electronics Co. Ltd.	2,331	2,468,500

Spain — 0.3%
Red Electrica Corp. SA	18,144	791,906

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Sweden — 1.4%
Hennes & Mauritz AB (Class B Stock)	30,969	$1,111,600
Svenska Cellulosa AB SCA (Class B Stock)	182,105	2,732,203

		3,843,803

Switzerland — 8.4%
Adecco SA*	36,290	1,613,809
Compagnie Financiere Richemont SA (Class A Stock)	50,527	2,774,428
Julius Baer Group Ltd.*	57,408	2,081,424
Kuehne & Nagel International AG	5,490	581,628
Nestle SA	131,280	7,834,511
Roche Holding AG	11,466	1,980,557
Sonova Holding AG*	16,423	1,588,508
Swiss Re AG*	31,285	1,972,263
UBS AG*	173,687	2,032,516

		22,459,644

United Kingdom — 10.9%
Burberry Group PLC	46,914	976,784
Compass Group PLC	313,428	3,290,054
Delphi Automotive PLC*	50,170	1,279,335
Diageo PLC	263,592	6,794,063
Reckitt Benckiser Group PLC	121,247	6,408,733
Smiths Group PLC	38,514	611,653
Standard Chartered PLC	160,122	3,478,319
Tesco PLC	278,587	1,353,880
William Hill PLC	337,095	1,494,954
WPP PLC	280,363	3,403,528

		29,091,303

United States — 43.0%
3M Co.	55,468	4,969,933
Altera Corp.	35,360	1,196,582
American Express Co.	51,040	2,971,038
Amphenol Corp. (Class A Stock)	43,551	2,391,821
Autodesk, Inc.*	58,802	2,057,482
Bank of New York Mellon Corp. (The)	179,483	3,939,652
Cisco Systems, Inc.	144,403	2,479,399
Colgate-Palmolive Co.	37,883	3,943,620
DENTSPLY International, Inc.	58,764	2,221,867
Dr. Pepper Snapple Group, Inc.(a)	48,718	2,131,412
Goldman Sachs Group, Inc. (The)	23,235	2,227,307
Harley-Davidson, Inc.	11,834	541,169
Honeywell International, Inc.	93,140	5,200,938
International Flavors & Fragrances, Inc.	39,850	2,183,780
J.M. Smucker Co. (The)	23,513	1,775,702
Johnson & Johnson(a)	29,453	1,989,845
Medtronic, Inc.	83,791	3,245,225
Microchip Technology, Inc.(a)	50,004	1,654,132
National Oilwell Varco, Inc.	34,373	2,214,996
NIKE, Inc. (Class B Stock)	12,456	1,093,388
Omnicom Group, Inc.(a)	75,602	3,674,257
Oracle Corp.	184,087	5,467,384
Praxair, Inc.	21,689	2,358,245
Procter & Gamble Co. (The)	25,120	1,538,600
Rockwell Automation, Inc.	8,753	578,223
Sally Beauty Holdings, Inc.*	64,740	1,666,408
Sherwin-Williams Co. (The)	10,938	1,447,644
St. Jude Medical, Inc.	121,306	4,841,322
State Street Corp.	106,562	4,756,928

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Target Corp.	51,653	$3,005,688
Thermo Fisher Scientific, Inc.	91,616	4,755,786
United Parcel Service, Inc. (Class B Stock)	60,630	4,775,219
United Technologies Corp.	56,434	4,262,460
Urban Outfitters, Inc.*(a)	57,585	1,588,770
Viacom, Inc. (Class B Stock)	24,900	1,170,798
Visa, Inc. (Class A Stock)	41,617	5,145,110
Walgreen Co.	103,789	3,070,079
Walt Disney Co. (The)	159,768	7,748,748
Waters Corp.*	35,891	2,852,258

		115,133,215

TOTAL LONG-TERM INVESTMENTS (cost $254,266,838)		261,422,326

SHORT-TERM INVESTMENT — 7.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $18,946,312; includes $11,995,354 of cash collateral for securities on loan)(b)(w)(Note 4)	18,946,312	18,946,312

Value (Note 2)

TOTAL INVESTMENTS — 104.7% (cost $273,213,150)	$280,368,638
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.7)%	(12,547,511)

NET ASSETS — 100.0%	$267,821,127

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,961,714; cash collateral of $11,995,354 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Austria	$—	$1,042,897	$—
Bermuda	832,133	—	—
Brazil	1,081,551	—	—
Canada	4,843,328	—	—
Czech Republic	—	1,310,304	—
Denmark	—	2,012,075	—
France	—	25,147,667	—
Germany	—	19,770,938	—
India	1,458,450	—	—
Ireland	5,075,261	—	—
Israel	790,960	—	—
Japan	—	11,288,345	—
Netherlands	2,784,249	10,195,797	—
South Korea	—	2,468,500	—
Spain	—	791,906	—
Sweden	—	3,843,803	—
Switzerland	—	22,459,644	—
United Kingdom	1,279,335	27,811,968	—
United States	115,133,215	—	—
Affiliated Money Market Mutual Fund	18,946,312	—	—

Total	$152,224,794	$128,143,844	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Fair Value of Level 2 investments at 12/31/11 was $0. $102,165,736 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Chemicals	10.7%
Beverages	7.9
Food	7.1
Affiliated Money Market Mutual Fund (4.5% represents investments purchased with collateral from securities on loan)	7.1
Banks	6.8
Retail & Merchandising	5.7
Computer Services & Software	5.3
Medical Supplies & Equipment	5.2
Diversified Manufacturing	4.2
Electronic Components & Equipment	3.8
Entertainment & Leisure	3.6
Consumer Products & Services	3.4
Electronics	2.8
Oil & Gas	2.6
Financial Services	2.2
Diversified Financial Services	2.0
Transportation	2.0

Semiconductors	2.0%
Commercial Services	1.9
Pharmaceuticals	1.9
Conglomerates	1.8
Railroads	1.8
Media	1.7
Aerospace & Defense	1.6
Cosmetics/Personal Care	1.5
Advertising	1.4
Insurance	1.2
Paper & Forest Products	1.0
Office Equipment	1.0
Telecommunications	0.9
Industrial Products	0.8
Business Services	0.6
Auto Parts & Equipment	0.5
Clothing & Apparel	0.4
Software	0.3

104.7
Liabilities in excess of other assets	(4.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $11,961,714:
Unaffiliated investments (cost $254,266,838)	$261,422,326
Affiliated investments (cost $18,946,312)	18,946,312
Foreign currency, at value (cost $30,350)	30,166
Receivable for fund share sold	1,099,290
Tax reclaim receivable	610,663
Dividends and interest receivable	370,070
Prepaid expenses	1,266

Total Assets	282,480,093

LIABILITIES:
Payable to broker for collateral for securities on loan	11,995,354
Payable for investments purchased	2,534,660
Advisory fees payable	103,352
Accrued expenses and other liabilities	20,707
Shareholder servicing fees payable	2,805
Foreign withheld taxes payable	1,489
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	107

Total Liabilities	14,658,966

NET ASSETS	$267,821,127

Net assets were comprised of:
Paid-in capital	$258,357,298
Retained earnings	9,463,829

Net assets, June 30, 2012	$267,821,127

Net asset value and redemption price per share, $267,821,127 / 25,662,513 outstanding shares of beneficial interest	$10.44

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $353,952 foreign withholding tax)	$4,158,694
Affiliated income from securities lending, net	13,637
Affiliated dividend income	7,298
Unaffiliated interest income	338

4,179,967

EXPENSES
Advisory fees	1,340,415
Shareholder servicing fees and expenses	134,042
Custodian and accounting fees	78,000
Audit fee	12,000
Trustees’ fees	6,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Loan interest expense (Note 7)	3,209
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Miscellaneous	9,137

Total expenses	1,600,803

NET INVESTMENT INCOME	2,579,164

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,454,984
Foreign currency transactions	(770)

4,454,214

Net change in unrealized appreciation (depreciation) on:
Investments	9,715,494
Foreign currencies	(7,248)

9,708,246

NET GAIN ON INVESTMENTS	14,162,460

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,741,624

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,579,164	$3,139,265
Net realized gain on investment and foreign currency transactions	4,454,214	5,144,711
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,708,246	(27,369,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,741,624	(19,085,175)

DISTRIBUTIONS	(3,147,012)	(1,170,668)

FUND SHARE TRANSACTIONS:
Fund share sold [8,121,693 and 16,680,914 shares, respectively]	85,291,552	167,951,975
Fund share issued in reinvestment of distributions [310,356 and 111,069 shares, respectively]	3,147,012	1,170,668
Fund share repurchased [4,721,174 and 17,126,856 shares, respectively]	(48,732,698)	(160,201,315)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	39,705,866	8,921,328

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	26,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,300,478	(11,308,313)
NET ASSETS:
Beginning of period	214,520,649	225,828,962

End of period	$267,821,127	$214,520,649

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS
Agriculture — 0.6%
Lorillard, Inc.	53,570	$7,068,561

Apparel — 0.6%
VF Corp.	56,353	7,520,308

Automotive Parts & Equipment — 1.0%
Johnson Controls, Inc.	423,310	11,729,920

Beverages — 1.4%
Diageo PLC (United Kingdom)	637,564	16,433,163

Biotechnology — 4.7%
Alexion Pharmaceuticals, Inc.*	157,350	15,624,855
Biogen Idec, Inc.*	108,606	15,680,534
Celgene Corp.*	217,247	13,938,568
Gilead Sciences, Inc.*	206,150	10,571,372

		55,815,329

Chemicals — 1.6%
Airgas, Inc.	108,110	9,082,321
Praxair, Inc.	91,093	9,904,542

		18,986,863

Commercial Services — 3.4%
FleetCor Technologies, Inc.*	132,340	4,637,194
MasterCard, Inc. (Class A Stock)	49,191	21,157,541
United Rentals, Inc.*(a)	33,060	1,125,362
Verisk Analytics, Inc. (Class A Stock)*	271,770	13,387,390

		40,307,487

Computer Hardware — 8.5%
Apple, Inc.*	159,965	93,419,560
NetApp, Inc.*	196,830	6,263,131

		99,682,691

Computer Services & Software — 5.6%
Autodesk, Inc.*	166,680	5,832,133
Cerner Corp.*(a)	119,908	9,911,595
Cognizant Technology Solutions Corp. (Class A Stock)*	248,606	14,916,360
EMC Corp.*	1,042,170	26,710,817
Red Hat, Inc.*	106,910	6,038,277
VeriFone Systems, Inc.*(a)	86,290	2,855,336

		66,264,518

Conglomerates — 1.0%
Honeywell International, Inc.	204,430	11,415,371

Construction — 0.3%
Fluor Corp.	63,100	3,113,354

Cosmetics/Personal Care — 0.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	157,150	8,504,958

Distribution/Wholesale — 0.2%
LKQ Corp.*	83,180	2,778,212

Diversified Financial Services — 1.1%
Affiliated Managers Group, Inc.*(a)	61,720	6,755,254
BlackRock, Inc.	34,803	5,910,245

		12,665,499

Environmental Control — 0.4%
Stericycle, Inc.*(a)	51,410	4,712,755

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Farming & Agriculture — 0.4%
Monsanto Co.	58,930	$4,878,225

Financial – Brokerage — 1.9%
Visa, Inc. (Class A Stock)	181,720	22,466,044

Food — 1.6%
Danone SA (France)	144,497	8,980,018
General Mills, Inc.	96,410	3,715,641
Kraft Foods, Inc. (Class A Stock)	153,930	5,944,777

		18,640,436

Hand/Machine Tools — 0.8%
Stanley Black & Decker, Inc.	142,020	9,140,407

Healthcare Products — 2.0%
Cooper Cos., Inc. (The)	37,970	3,028,487
Covidien PLC (Ireland)	312,097	16,697,190
IDEXX Laboratories, Inc.*(a)	38,450	3,696,198

		23,421,875

Holding Companies – Diversified — 0.5%
LVMH Moet Hennessy Louis Vuitton SA (France)	38,765	5,899,653

Hotels & Motels — 0.9%
Las Vegas Sands Corp.	232,850	10,126,646

Internet Services — 6.6%
Baidu, Inc. (China), ADR*	19,670	2,261,657
eBay, Inc.*	150,430	6,319,564
F5 Networks, Inc.*	84,557	8,418,495
Facebook, Inc. (Class A Stock)(a)	105,640	3,287,517
Google, Inc. (Class A Stock)*	77,251	44,810,988
priceline.com, Inc.*	11,557	7,679,858
VeriSign, Inc.*(a)	108,810	4,740,852

		77,518,931

Leisure Time — 0.8%
Polaris Industries, Inc.	87,626	6,263,506
Royal Caribbean Cruises Ltd. (Liberia)(a)	126,930	3,303,988

		9,567,494

Lodging — 0.3%
Wynn Resorts Ltd.	34,608	3,589,542

Machinery & Equipment — 2.2%
Joy Global, Inc.	104,220	5,912,401
Thermo Fisher Scientific, Inc.	374,697	19,450,521

		25,362,922

Media — 6.3%
Comcast Corp. (Special Class A Stock)	550,841	17,296,407
Discovery Communications, Inc. (Class A Stock)*(a)	164,150	8,864,100
News Corp. (Class A Stock)	769,900	17,161,071
Viacom, Inc. (Class B Stock)	402,450	18,923,199
Walt Disney Co. (The)	250,120	12,130,820

		74,375,597

Medical Supplies & Equipment — 1.0%
Abbott Laboratories	185,400	11,952,738

Metals & Mining — 2.0%
Precision Castparts Corp.	141,616	23,294,416

Miscellaneous Manufacturing — 3.5%
Danaher Corp.	726,663	37,844,609

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Miscellaneous Manufacturing (continued)
Polypore International, Inc.*(a)	81,640	$3,297,440

		41,142,049

Networking/Telecom Equipment — 2.0%
QUALCOMM, Inc.	420,983	23,440,333

Oil & Gas — 4.1%
Cabot Oil & Gas Corp.(a)	288,150	11,353,110
EOG Resources, Inc.	62,110	5,596,732
EQT Corp.	93,810	5,031,030
Noble Energy, Inc.	138,760	11,769,623
Pioneer Natural Resources Co.(a)	41,963	3,701,556
Range Resources Corp.	88,610	5,482,301
Schlumberger Ltd. (Netherlands)	89,792	5,828,399

		48,762,751

Oil & Gas Services — 1.8%
Cameron International Corp.*	198,150	8,462,986
Dresser-Rand Group, Inc.*(a)	184,580	8,221,193
FMC Technologies, Inc.*(a)	121,560	4,768,799

		21,452,978

Pharmaceuticals — 3.8%
Allergan, Inc.	183,987	17,031,677
Express Scripts Holding Co.*	76,100	4,248,663
Mead Johnson Nutrition Co.	184,200	14,829,942
SXC Health Solutions Corp. (Canada)*(a)	81,061	8,042,062

		44,152,344

Pipelines — 0.4%
Kinder Morgan, Inc.	131,360	4,232,419

Real Estate Investment Trust — 2.8%
American Tower Corp.	471,514	32,963,544

Restaurants — 1.2%
Starbucks Corp.	255,720	13,634,990

Retail — 5.6%
Dollar General Corp.*	189,020	10,280,798
PetSmart, Inc.	152,340	10,386,541
Ross Stores, Inc.	316,951	19,799,929
Tiffany & Co.	115,650	6,123,668
Tractor Supply Co.(a)	53,200	4,418,792
Urban Outfitters, Inc.*(a)	301,722	8,324,510
Yum! Brands, Inc.	108,180	6,968,956

		66,303,194

Retail & Merchandising — 3.7%
Costco Wholesale Corp.	172,734	16,409,730
NIKE, Inc. (Class B Stock)	72,280	6,344,738
Target Corp.	359,656	20,928,383

		43,682,851

Semiconductors — 2.3%
Altera Corp.	270,020	9,137,477
ASML Holding NV (Netherlands)	104,647	5,380,949
Broadcom Corp. (Class A Stock)*(a)	267,664	9,047,043
Linear Technology Corp.	116,690	3,655,898

		27,221,367

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Software — 3.8%
Check Point Software Technologies Ltd. (Israel)*(a)	308,450	$15,296,036
Citrix Systems, Inc.*	129,270	10,850,924
Oracle Corp.	298,070	8,852,679
Parametric Technology Corp.*(a)	201,430	4,221,973
salesforce.com, Inc.*(a)	40,308	5,572,984

		44,794,596

Tobacco — 1.3%
Philip Morris International, Inc.	181,330	15,822,856

Transportation — 2.1%
Expeditors International of Washington, Inc.	243,085	9,419,544
Kansas City Southern	94,620	6,581,767
Union Pacific Corp.	73,108	8,722,515

		24,723,826

TOTAL LONG-TERM INVESTMENTS (cost $1,039,272,858)		1,139,564,013

SHORT-TERM INVESTMENT — 10.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $122,732,229; includes $79,220,742 of cash collateral received for securities on loan)(b)(w)(Note 4)	122,732,229	122,732,229

TOTAL INVESTMENTS — 107.2% (cost $1,162,005,087)		1,262,296,242
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.2)%		(84,271,654)

NET ASSETS — 100.0%		$1,178,024,588

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $80,756,411; cash collateral of $79,220,742 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,108,251,179	$31,312,834	$—
Affiliated Money Market Mutual Fund	122,732,229	—	—

Total	$1,230,983,408	$31,312,834	$—

Fair Value of Level 2 investments at 12/31/11 was $0. $28,197,893 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (6.7% represents investments purchased with collateral from securities on loan)	10.4%
Computer Hardware	8.5
Internet Services	6.6
Media	6.3
Retail	5.6
Computer Services & Software	5.6
Biotechnology	4.7
Oil & Gas	4.1
Software	3.8
Pharmaceuticals	3.8
Retail & Merchandising	3.7
Miscellaneous Manufacturing	3.5
Commercial Services	3.4
Real Estate Investment Trust	2.8
Semiconductors	2.3
Machinery & Equipment	2.2
Transportation	2.1
Networking/Telecom Equipment	2.0
Healthcare Products	2.0
Metals & Mining	2.0
Financial – Brokerage	1.9
Oil & Gas Services	1.8

Chemicals	1.6%
Food	1.6
Beverages	1.4
Tobacco	1.3
Restaurants	1.2
Diversified Financial Services	1.1
Medical Supplies & Equipment	1.0
Automotive Parts & Equipment	1.0
Conglomerates	1.0
Hotels & Motels	0.9
Leisure Time	0.8
Hand/Machine Tools	0.8
Cosmetics/Personal Care	0.7
Apparel	0.6
Agriculture	0.6
Holding Companies – Diversified	0.5
Farming & Agriculture	0.4
Environmental Control	0.4
Pipelines	0.4
Lodging	0.3
Construction	0.3
Distribution/Wholesale	0.2

107.2
Liabilities in excess of other assets	(7.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2012
ASSETS:
Investments at value, including securities on loan of $80,756,411:
Unaffiliated investments (cost $1,039,272,858)	$1,139,564,013
Affiliated investments (cost $122,732,229)	122,732,229
Receivable for investments sold	8,709,366
Receivable for fund share sold	3,232,967
Dividends receivable	900,718
Tax reclaim receivable	106,400
Prepaid expenses	4,449

Total Assets	1,275,250,142

LIABILITIES:
Payable to broker for collateral for securities on loan	79,220,742
Payable for investments purchased	17,494,699
Advisory fees payable	345,048
Accrued expenses and other liabilities	86,127
Payable for fund share repurchased	68,890
Shareholder servicing fees payable	9,556
Affiliated transfer agent fee payable	492

Total Liabilities	97,225,554

NET ASSETS	$1,178,024,588

Net assets were comprised of:
Paid-in capital	$1,176,406,652
Retained earnings	1,617,936

Net assets, June 30, 2012	$1,178,024,588

Net asset value and redemption price per share, $1,178,024,588 / 113,494,242 outstanding shares of beneficial interest	$10.38

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2012
INVESTMENT INCOME
Unaffiliated dividend income (net of $69,436 foreign withholding tax)	$5,600,468
Affiliated income from securities lending, net	107,330
Affiliated dividend income	42,064

5,749,862

EXPENSES
Advisory fees	5,756,807
Shareholder servicing fees and expenses	639,645
Custodian and accounting fees	97,000
Audit fee	11,000
Trustees’ fees	11,000
Insurance expenses	7,000
Commitment fee on syndicated credit agreement	6,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Loan interest expense (Note 7)	253
Miscellaneous	8,633

Total expenses	6,551,338
Less: advisory fee waivers and/or expense reimbursement	(758,344)
Less: shareholder servicing fee waiver	(163,864)

Net expenses	5,629,130

NET INVESTMENT INCOME	120,732

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	37,371,633
Foreign currency transactions	51,300

37,422,933

Net change in unrealized appreciation (depreciation) on:
Investments	63,825,065
Foreign currencies	(2,314)

63,822,751

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	101,245,684

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,366,416

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$120,732	$(591,972)
Net realized gain on investment and foreign currency transactions	37,422,933	117,139,176
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	63,822,751	(125,871,941)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,366,416	(9,324,737)

DISTRIBUTIONS	—	(4,278,271)

FUND SHARE TRANSACTIONS:
Fund share sold [27,251,488 and 54,484,699 shares, respectively]	281,684,906	525,995,120
Fund share issued in reinvestment of distributions [0 and 445,190 shares, respectively]	—	4,278,271
Fund share repurchased [29,834,701 and 125,533,364 shares, respectively]	(312,411,883)	(1,206,263,712)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(30,726,977)	(675,990,321)

TOTAL INCREASE (DECREASE) IN NET ASSETS	70,639,439	(689,593,329)
NET ASSETS:
Beginning of period	1,107,385,149	1,796,978,478

End of period	$1,178,024,588	$1,107,385,149

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 95.3%
COMMON STOCKS
Aerospace & Defense — 3.9%
Goodrich Corp.	61,200	$7,766,280
Northrop Grumman Corp.	45,600	2,908,824
TransDigm Group, Inc.*	86,457	11,611,175

		22,286,279

Automotive Parts — 1.2%
BorgWarner, Inc.*(a)	100,100	6,565,559

Banks — 3.4%
KeyCorp	600,800	4,650,192
M&T Bank Corp.	68,500	5,656,045
Northern Trust Corp.	70,400	3,239,808
TCF Financial Corp.(a)	485,360	5,571,933

		19,117,978

Beverages — 0.6%
DE Master Blenders 1753 NV (Netherlands)*	291,954	3,291,964

Biotechnology — 1.0%
Life Technologies Corp.*	128,700	5,790,213

Building Materials — 0.6%
Masco Corp.	229,500	3,183,165

Chemicals — 2.4%
Eastman Chemical Co.	117,900	5,938,623
Valspar Corp. (The)	150,200	7,883,998

		13,822,621

Clothing & Apparel — 1.4%
VF Corp.	59,100	7,886,895

Commercial Services — 1.4%
Convergys Corp.	374,800	5,535,796
PHH Corp.*(a)	131,700	2,302,116

		7,837,912

Computer Services & Software — 5.4%
Autodesk, Inc.*	86,600	3,030,134
Computer Sciences Corp.	473,183	11,744,402
Global Payments, Inc.	82,400	3,562,152
Intuit, Inc.	128,400	7,620,540
Synopsys, Inc.*	161,500	4,752,945

		30,710,173

Construction — 4.4%
D.R. Horton, Inc.(a)	342,500	6,295,150
Pulte Group, Inc.*(a)	570,800	6,107,560
URS Corp.	350,100	12,211,488

		24,614,198

Consumer Products & Services — 0.5%
Scotts Miracle-Gro Co. (The) (Class A Stock)(a)	75,100	3,088,112

Containers & Packaging — 3.5%
Bemis Co., Inc.	262,400	8,223,616
Sealed Air Corp.	234,800	3,625,312
Sonoco Products Co.	264,470	7,973,770

		19,822,698

Diversified — 1.0%
Dover Corp.	107,000	5,736,270

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electric Utilities — 1.0%
Great Plains Energy, Inc.	267,200	$5,720,752

Electronic Components — 0.7%
Flextronics International Ltd. (Singapore)*	598,400	3,710,080

Energy Delivery — 0.7%
Integrys Energy Group, Inc.(a)	68,600	3,901,282

Entertainment & Leisure — 2.1%
Brunswick Corp.	522,300	11,605,506

Financial – Bank & Trust — 1.5%
Astoria Financial Corp.	280,450	2,748,410
Bank of Hawaii Corp.	120,000	5,514,000

		8,262,410

Financial Services — 3.1%
Eaton Vance Corp.(a)	133,000	3,584,350
IntercontinentalExchange, Inc.*	49,800	6,771,804
Jefferies Group, Inc.(a)	199,600	2,592,804
Raymond James Financial, Inc.	130,675	4,474,312

		17,423,270

Food & Staples Retailing — 1.0%
Harris Teeter Supermarkets, Inc.	140,496	5,758,931

Food Products — 0.3%
Hillshire Brands Co.	58,391	1,692,749

Gas Utilities — 1.0%
Energen Corp.	60,700	2,739,391
UGI Corp.	92,700	2,728,161

		5,467,552

Healthcare Equipment & Supplies — 1.6%
Express Scripts Holding Co.*	165,400	9,234,282

Healthcare Providers & Services — 1.8%
Covance, Inc.*(a)	78,400	3,751,440
HCA Holdings, Inc.	213,000	6,481,590

		10,233,030

Hotels, Restaurants & Leisure — 3.0%
International Game Technology(a)	189,500	2,984,625
Wyndham Worldwide Corp.	160,900	8,485,866
Yum! Brands, Inc.	82,400	5,308,208

		16,778,699

Industrial Conglomerates — 1.6%
Carlisle Cos., Inc.	168,931	8,956,722

Insurance — 7.1%
Allstate Corp. (The)	316,000	11,088,440
HCC Insurance Holdings, Inc.	272,900	8,569,060
Lincoln National Corp.(a)	548,287	11,991,037
Progressive Corp. (The)(a)	230,200	4,795,066
Reinsurance Group of America, Inc.	73,400	3,905,614

		40,349,217

Leisure Equipment & Products — 1.4%
Mattel, Inc.	236,400	7,668,816

Machinery & Equipment — 3.4%
Cummins, Inc.	96,600	9,361,506
Joy Global, Inc.	92,900	5,270,217
Snap-on, Inc.(a)	71,100	4,425,975

		19,057,698

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Manufacturing — 0.5%
Harsco Corp.	128,600	$2,620,868

Medical Supplies & Equipment — 0.7%
C.R. Bard, Inc.	39,000	4,190,160

Metals & Mining — 0.6%
Allegheny Technologies, Inc.	97,800	3,118,842

Office Equipment — 1.0%
Steelcase, Inc. (Class A Stock)	626,500	5,657,295

Oil, Gas & Consumable Fuels — 7.5%
Helix Energy Solutions Group, Inc.*	204,800	3,360,768
Murphy Oil Corp.	194,200	9,766,318
Nabors Industries Ltd. (Bermuda)*	197,500	2,844,000
Newfield Exploration Co.*	141,800	4,156,158
ONEOK, Inc.	146,900	6,215,339
QEP Resources, Inc.	225,000	6,743,250
SEACOR Holdings, Inc.*	61,800	5,523,684
Whiting Petroleum Corp.*	86,800	3,569,216

		42,178,733

Printing & Publishing — 1.5%
RR Donnelley & Sons Co.(a)	739,868	8,708,246

Real Estate Investment Trusts — 7.5%
American Tower Corp.	169,400	11,842,754
Boston Properties, Inc.	48,500	5,255,945
Capstead Mortgage Corp.	196,200	2,729,142
Duke Realty Corp.(a)	788,738	11,547,124
Entertainment Properties Trust(a)	64,100	2,635,151
Health Care REIT, Inc.(a)	98,385	5,735,846
MFA Financial, Inc.	353,100	2,785,959

		42,531,921

Restaurants — 2.4%
Darden Restaurants, Inc.(a)	264,800	13,406,824

Retail & Merchandising — 2.1%
PVH Corp.	49,400	3,842,826
TJX Cos., Inc. (The)	193,000	8,285,490

		12,128,316

Semiconductors — 1.6%
International Rectifier Corp.*(a)	148,900	2,976,511
Xilinx, Inc.	180,100	6,045,957

		9,022,468

Telecommunications — 1.3%
Comtech Telecommunications Corp.(a)	184,494	5,272,839
NII Holdings, Inc.*(a)	179,200	1,833,216

		7,106,055

Thrifts & Mortgage Finance — 0.4%
First Niagara Financial Group, Inc.	332,300	2,542,095

Transportation — 3.3%
CSX Corp.	300,700	6,723,652
GATX Corp.	95,100	3,661,350
Werner Enterprises, Inc.	343,000	8,194,270

		18,579,272

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Utilities — 2.9%
PG&E Corp.	183,000	$8,284,410
Pinnacle West Capital Corp.	159,800	8,268,052

		16,552,462

TOTAL LONG-TERM INVESTMENTS (cost $517,591,101)		537,918,590

SHORT-TERM INVESTMENT — 19.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $110,345,289; includes $81,209,674 of cash collateral for securities on loan)(b)(w)(Note 4)	110,345,289	110,345,289

TOTAL INVESTMENTS — 114.8% (cost $627,936,390)		648,263,879
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.8)%		(83,530,465)

NET ASSETS — 100.0%		$564,733,414

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $80,811,698; cash collateral of $81,209,674 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$537,918,590	$—	$—
Affiliated Money Market Mutual Fund	110,345,289	—	—

Total	$648,263,879	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (14.4% represents investments purchased with collateral from securities on loan)	19.5%
Real Estate Investment Trusts	7.5
Oil, Gas & Consumable Fuels	7.5
Insurance	7.1
Computer Services & Software	5.4
Construction	4.4
Aerospace & Defense	3.9
Containers & Packaging	3.5
Banks	3.4
Machinery & Equipment	3.4
Transportation	3.3
Financial Services	3.1
Hotels, Restaurants & Leisure	3.0
Utilities	2.9
Chemicals	2.4
Restaurants	2.4
Retail & Merchandising	2.1
Entertainment & Leisure	2.1
Healthcare Providers & Services	1.8
Healthcare Equipment & Supplies	1.6
Semiconductors	1.6
Industrial Conglomerates	1.6

Printing & Publishing	1.5%
Financial – Bank & Trust	1.5
Clothing & Apparel	1.4
Commercial Services	1.4
Leisure Equipment & Products	1.4
Telecommunications	1.3
Automotive Parts	1.2
Biotechnology	1.0
Food & Staples Retailing	1.0
Diversified	1.0
Electric Utilities	1.0
Office Equipment	1.0
Gas Utilities	1.0
Medical Supplies & Equipment	0.7
Energy Delivery	0.7
Electronic Components	0.7
Beverages	0.6
Building Materials	0.6
Metals & Mining	0.6
Consumer Products & Services	0.5
Manufacturing	0.5
Thrifts & Mortgage Finance	0.4
Food Products	0.3

114.8
Liabilities in excess of other assets	(14.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $80,811,698:
Unaffiliated investments (cost $517,591,101)	$537,918,590
Affiliated investments (cost $110,345,289)	110,345,289
Receivable for investments sold	2,300,694
Receivable for fund share sold	1,539,649
Dividends receivable	888,382
Tax reclaim receivable	1,234
Prepaid expenses	429

Total Assets	652,994,267

LIABILITIES:
Payable to broker for collateral for securities on loan	81,209,674
Payable for investments purchased	6,756,134
Advisory fees payable	206,218
Accrued expenses and other liabilities	50,937
Payable for fund share repurchased	32,058
Shareholder servicing fees payable	5,337
Affiliated transfer agent fee payable	492
Payable to custodian	3

Total Liabilities	88,260,853

NET ASSETS	$564,733,414

Net assets were comprised of:
Paid-in capital	$528,063,115
Retained earnings	36,670,299

Net assets, June 30, 2012	$564,733,414

Net asset value and redemption price per share, $564,733,414 / 46,010,047 outstanding shares of beneficial interest	$12.27

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income	$5,402,387
Affiliated income from securities lending, net	331,003
Affiliated dividend income	28,816

5,762,206

EXPENSES
Advisory fees	2,397,436
Shareholder servicing fees and expenses	252,362
Custodian and accounting fees	50,000
Audit fee	11,000
Trustees’ fees	7,000
Shareholders’ reports	5,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,451
Miscellaneous	6,249

Total expenses	2,744,498
Less: shareholder servicing fee waiver.	(21,009)

Net expenses	2,723,489

NET INVESTMENT INCOME	3,038,717

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	13,446,887

Net change in unrealized appreciation (depreciation) on:
Investments	6,815,032
Foreign currencies	(28)

6,815,004

NET GAIN ON INVESTMENTS	20,261,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,300,608

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,038,717	$2,805,006
Net realized gain on investment transactions	13,446,887	38,745,881
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,815,004	(73,334,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,300,608	(31,783,590)

DISTRIBUTIONS	(5,303,737)	(2,735,611)

FUND SHARE TRANSACTIONS:
Fund share sold [22,282,582 and 19,220,371 shares, respectively]	281,290,323	223,535,521
Fund share issued in reinvestment of distributions [443,456 and 227,210 shares, respectively]	5,303,737	2,735,611
Fund share repurchased [8,234,960 and 23,761,815 shares, respectively]	(100,701,537)	(258,448,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	185,892,523	(32,177,025)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	2,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	203,889,394	(66,693,703)
NET ASSETS:
Beginning of period	360,844,020	427,537,723

End of period	$564,733,414	$360,844,020

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS
Aerospace — 2.0%
BE Aerospace, Inc.*(a)	138,300	$6,038,178
HEICO Corp.	164,050	6,483,256

		12,521,434

Automotive Parts — 0.4%
BorgWarner, Inc.*(a)	41,300	2,708,867

Beverages — 0.9%
Beam, Inc.	84,000	5,249,160

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc.*	138,100	13,713,330
Cubist Pharmaceuticals, Inc.*(a)	89,300	3,385,363
Illumina, Inc.*(a)	68,200	2,754,598

		19,853,291

Chemicals — 3.2%
Airgas, Inc.	115,800	9,728,358
Ashland, Inc.	91,300	6,328,003
Sigma-Aldrich Corp.(a)	50,600	3,740,858

		19,797,219

Clothing & Apparel — 1.4%
Coach, Inc.	86,500	5,058,520
Warnaco Group, Inc. (The)*(a)	77,100	3,282,918

		8,341,438

Commercial Services — 4.4%
Advisory Board Co. (The)*	96,600	4,790,394
Alliance Data Systems Corp.*(a)	50,000	6,750,000
HMS Holdings Corp.*(a)	219,900	7,324,869
Verisk Analytics, Inc. (Class A Stock)*	174,600	8,600,796

		27,466,059

Computer Hardware — 0.9%
Cognizant Technology Solutions Corp. (Class A Stock)*	93,700	5,622,000

Computer Services & Software — 5.0%
Cerner Corp.*(a)	125,300	10,357,298
Informatica Corp.*	120,700	5,112,852
MICROS Systems, Inc.*	126,800	6,492,160
QLIK Technologies, Inc.*(a)	182,000	4,025,840
Salesforce.com, Inc.*	33,400	4,617,884

		30,606,034

Consumer Products & Services — 1.1%
Church & Dwight Co., Inc.	122,600	6,800,622

Containers & Packaging — 0.5%
Rock-Tenn Co. (Class A Stock)	61,200	3,338,460

Diversified Financial Services — 0.7%
Raymond James Financial, Inc.	123,000	4,211,520

Electronic Components — 1.5%
AMETEK, Inc.	181,550	9,061,160

Electronics — 3.3%
Gentex Corp.(a)	153,600	3,205,632
National Instruments Corp.	101,100	2,715,546
Sensata Technologies Holding NV (Netherlands)*(a)	191,200	5,120,336
Trimble Navigation Ltd.*(a)	206,100	9,482,661

		20,524,175

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Financial – Bank & Trust — 1.2%
IntercontinentalExchange, Inc.*	54,772	$7,447,897

Financial Services — 1.3%
Affiliated Managers Group, Inc.*	75,000	8,208,750

Foods — 1.0%
Whole Foods Market, Inc.	66,900	6,376,908

Healthcare Products — 2.4%
Cepheid, Inc.*(a)	115,000	5,146,250
Edwards Lifesciences Corp.*	49,600	5,123,680
Masimo Corp.*(a)	117,400	2,627,412
NxStage Medical, Inc.*(a)	97,500	1,634,100

		14,531,442

Healthcare Services — 1.1%
DaVita, Inc.*	67,200	6,599,712

Hotels, Restaurants & Leisure — 1.7%
Chipotle Mexican Grill, Inc.*(a)	16,400	6,231,180
Starwood Hotels & Resorts Worldwide, Inc.	81,200	4,306,848

		10,538,028

Household Products/Wares — 0.7%
Fortune Brands Home & Security, Inc.*(a)	189,700	4,224,619

Industrial Products — 4.3%
Fastenal Co.(a)	244,200	9,843,702
Precision Castparts Corp.	38,100	6,267,069
Roper Industries, Inc.	103,000	10,153,740

		26,264,511

Internet Services — 2.7%
F5 Networks, Inc.*	49,600	4,938,176
Liquidity Services, Inc.*	92,500	4,735,075
Rackspace Hosting, Inc.*(a)	155,000	6,810,700

		16,483,951

Machinery — 0.9%
Cummins, Inc.	31,500	3,052,665
Joy Global, Inc.	46,400	2,632,272

		5,684,937

Manufacturing — 2.3%
Donaldson Co., Inc.	210,600	7,027,722
Pall Corp.	133,200	7,300,692

		14,328,414

Media — 1.4%
AMC Networks, Inc. (Class A Stock)*	124,500	4,425,975
Discovery Communications, Inc. (Class A Stock)*	79,100	4,271,400

		8,697,375

Medical Supplies & Equipment — 2.1%
Intuitive Surgical, Inc.*	12,100	6,700,859
MAKO Surgical Corp.*(a)	60,000	1,536,600
Volcano Corp.*(a)	172,200	4,933,530

		13,170,989

Oil, Gas & Consumable Fuels — 6.7%
Cabot Oil & Gas Corp.	202,300	7,970,620
Cameron International Corp.*	67,800	2,895,738
Concho Resources, Inc.*	70,000	5,958,400
Core Laboratories NV (Netherlands)	50,000	5,795,000

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc.*	239,300	$3,615,823
Oceaneering International, Inc.	59,900	2,866,814
Oil States International, Inc.*	112,800	7,467,360
SM Energy Co.	95,100	4,670,361

		41,240,116

Pharmaceuticals — 6.5%
Catalyst Health Solutions, Inc.*	102,100	9,540,224
Mead Johnson Nutrition Co.	83,500	6,722,585
Medicis Pharmaceutical Corp. (Class A Stock)	84,000	2,868,600
Perrigo Co.	69,600	8,207,928
Salix Pharmaceuticals Ltd.*(a)	116,000	6,315,040
SXC Health Solutions Corp. (Canada)*(a)	66,700	6,617,307

		40,271,684

Real Estate Management & Development — 0.9%
Jones Lang LaSalle, Inc.(a)	83,000	5,840,710

Retail & Merchandising — 11.3%
Bed Bath & Beyond, Inc.*	104,300	6,445,740
Dick’s Sporting Goods, Inc.	153,200	7,353,600
Dollar Tree, Inc.*	241,400	12,987,320
O’Reilly Automotive, Inc.*	98,400	8,242,968
PriceSmart, Inc.(a)	56,200	3,794,062
PVH Corp.	76,600	5,958,714
Ross Stores, Inc.	200,900	12,550,223
Tractor Supply Co.(a)	78,000	6,478,680
Urban Outfitters, Inc.*	117,000	3,228,030
Vera Bradley, Inc.*(a)	136,000	2,866,880

		69,906,217

Semiconductors — 3.4%
Altera Corp.	157,500	5,329,800
Avago Technologies Ltd. (Singapore)	251,800	9,039,620
Cavium, Inc.*(a)	113,200	3,169,600
Microchip Technology, Inc.(a)	104,000	3,440,320

		20,979,340

Software — 6.6%
ANSYS, Inc.*(a)	117,400	7,409,114
Ariba, Inc.*	70,400	3,151,104
Aspen Technology, Inc.*	137,500	3,183,125
Check Point Software Technologies Ltd. (Israel)*(a)	107,100	5,311,089
Citrix Systems, Inc.*	78,300	6,572,502
Concur Technologies, Inc.*	23,500	1,600,350
Red Hat, Inc.*	115,000	6,495,200
Ultimate Software Group, Inc.*	17,500	1,559,600
VeriFone Systems, Inc.*(a)	171,400	5,671,626

		40,953,710

Specialty Retail — 1.8%
DSW, Inc. (Class A Stock)	112,900	6,141,760
MSC Industrial Direct Co., Inc. (Class A Stock)	77,000	5,047,350

		11,189,110

Telecommunications — 3.9%
Crown Castle International Corp.*	131,600	7,719,656
Finisar Corp.*(a)	140,300	2,098,888

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications (continued)
SBA Communications Corp. (Class A Stock)*(a)	213,500	$12,180,175
tw telecom, Inc.*	90,500	2,322,230

		24,320,949

Transportation — 2.4%
Canadian Pacific Railway Ltd. (Canada)	41,800	3,062,268
J.B. Hunt Transport Services, Inc.	138,300	8,242,680
Kansas City Southern	52,500	3,651,900

		14,956,848

Waste Management — 1.8%
Stericycle, Inc.*(a)	120,700	11,064,569

TOTAL LONG-TERM INVESTMENTS (cost $483,128,245)		599,382,225

SHORT-TERM INVESTMENT — 23.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $147,057,086; includes $129,819,095 of cash collateral for securities on loan)(b)(w)(Note 4)	147,057,086	147,057,086

TOTAL INVESTMENTS — 120.7% (cost $630,185,331)		746,439,311
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.7)%		(128,029,769)

NET ASSETS — 100.0%		$618,409,542

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,007,338; cash collateral of $129,819,095 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$599,382,225	$—	$—
Affiliated Money Market Mutual Fund	147,057,086	—	—

Total	$746,439,311	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (21.0% represents investments purchased with collateral from securities on loan)	23.8%
Retail & Merchandising	11.3
Oil, Gas & Consumable Fuels	6.7
Software	6.6
Pharmaceuticals	6.5
Computer Services & Software	5.0
Commercial Services	4.4
Industrial Products	4.3
Telecommunications	3.9
Semiconductors	3.4
Electronics	3.3
Biotechnology	3.2
Chemicals	3.2
Internet Services	2.7
Transportation	2.4
Healthcare Products	2.4
Manufacturing	2.3
Medical Supplies & Equipment	2.1
Aerospace	2.0

Specialty Retail	1.8%
Waste Management	1.8
Hotels, Restaurants & Leisure	1.7
Electronic Components	1.5
Media	1.4
Clothing & Apparel	1.4
Financial Services	1.3
Financial – Bank & Trust	1.2
Consumer Products & Services	1.1
Healthcare Services	1.1
Foods	1.0
Real Estate Management & Development	0.9
Machinery	0.9
Computer Hardware	0.9
Beverages	0.9
Household Products/Wares	0.7
Diversified Financial Services	0.7
Containers & Packaging	0.5
Automotive Parts	0.4

120.7
Liabilities in excess of other assets	(20.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $131,007,338:
Unaffiliated investments (cost $483,128,245)	$599,382,225
Affiliated investments (cost $147,057,086)	147,057,086
Receivable for fund share sold	1,214,190
Receivable for investments sold	740,093
Dividends receivable	129,309
Prepaid expenses	584

Total Assets	748,523,487

LIABILITIES:
Payable to broker for collateral for securities on loan	129,819,095
Advisory fees payable	234,527
Accrued expenses and other liabilities	53,349
Shareholder servicing fees payable	5,991
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	491

Total Liabilities	130,113,945

NET ASSETS	$618,409,542

Net assets were comprised of:
Paid-in capital	$628,935,208
Retained earnings	(10,525,666)

Net assets, June 30, 2012	$618,409,542

Net asset value and redemption price per share, $618,409,542 / 26,126,256 outstanding shares of beneficial interest	$23.67

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $7,657 foreign withholding tax)	$1,310,964
Affiliated income from securities lending, net	190,336
Affiliated dividend income	21,408

1,522,708

EXPENSES
Advisory fees	2,990,850
Shareholder servicing fees and expenses	332,317
Custodian and accounting fees	52,000
Audit fee	11,000
Trustees’ fees	8,000
Loan interest expense (Note 7)	6,014
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	4,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Insurance expenses	3,000
Miscellaneous	7,054

Total expenses	3,428,235
Less: shareholder servicing fee waiver	(44,996)

Net expenses	3,383,239

NET INVESTMENT LOSS	(1,860,531)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	34,140,703
Net change in unrealized appreciation (depreciation) on investments	17,827,420

NET GAIN ON INVESTMENTS	51,968,123

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,107,592

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(1,860,531)	$(3,767,453)
Net realized gain on investment transactions	34,140,703	107,593,045
Net change in unrealized appreciation (depreciation) on investments	17,827,420	(106,883,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,107,592	(3,058,023)

FUND SHARE TRANSACTIONS:
Fund share sold [5,756,424 and 14,522,816 shares, respectively]	135,923,625	318,389,804
Fund share repurchased [5,542,425 and 21,344,958 shares, respectively]	(130,365,279)	(451,991,097)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,558,346	(133,601,293)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	208,652

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,665,938	(136,450,664)
NET ASSETS:
Beginning of period	562,743,604	699,194,268

End of period	$618,409,542	$562,743,604

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS
Aerospace & Defense — 3.8%
Exelis, Inc.	27,300	$269,178
General Dynamics Corp.	60,700	4,003,772
L-3 Communications Holdings, Inc.	61,800	4,573,818
Northrop Grumman Corp.	40,300	2,570,737
Raytheon Co.	45,500	2,574,845
Rockwell Collins, Inc.	68,000	3,355,800

		17,348,150

Agriculture — 1.0%
Archer-Daniels-Midland Co.	97,300	2,872,296
Bunge Ltd. (Bermuda)	29,100	1,825,734

		4,698,030

Auto Parts & Related — 1.7%
Autoliv, Inc.(a)	66,500	3,634,890
Federal-Mogul Corp.*	60,300	663,300
Lear Corp.	39,400	1,486,562
TRW Automotive Holdings Corp.*(a)	50,800	1,867,408

		7,652,160

Automobile Manufacturers — 0.8%
Navistar International Corp.*(a)	122,800	3,483,836

Beverages — 1.0%
Constellation Brands, Inc. (Class A Stock)*	174,600	4,724,676

Chemicals — 3.1%
Akzo Nobel NV (Netherlands), ADR(a)	226,100	3,540,726
CF Industries Holdings, Inc.	13,400	2,596,116
Eastman Chemical Co.	71,000	3,576,270
Huntsman Corp.	231,100	2,990,434
Kronos Worldwide, Inc.(a)	95,900	1,514,261

		14,217,807

Commercial Banks — 4.9%
Banco Latinoamericano de Comercio Exterior SA (Panama)	97,500	2,089,425
BB&T Corp.	70,000	2,159,500
Comerica, Inc.	70,800	2,174,268
Fifth Third Bancorp	297,400	3,985,160
Huntington Bancshares, Inc.	891,100	5,703,040
KeyCorp	366,400	2,835,936
PNC Financial Services Group, Inc.	22,600	1,381,086
Regions Financial Corp.	256,300	1,730,025

		22,058,440

Commercial Services & Supplies — 3.3%
Convergys Corp.	194,000	2,865,380
Corrections Corp. of America(a)	120,700	3,554,615
H&R Block, Inc.	76,400	1,220,872
Lender Processing Services, Inc.	82,700	2,090,656
RR Donnelley & Sons Co.(a)	129,000	1,518,330
Western Union Co. (The)	216,900	3,652,596

		14,902,449

Computer Hardware — 1.6%
Lexmark International, Inc. (Class A Stock)	62,700	1,666,566
Seagate Technology PLC (Ireland)	133,500	3,301,455
Western Digital Corp.*	73,800	2,249,424

		7,217,445

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computer Services & Software — 1.1%
Computer Sciences Corp.	62,400	$1,548,768
Fidelity National Information Services, Inc.	95,200	3,244,416

		4,793,184

Construction — 0.4%
URS Corp.	50,600	1,764,928

Construction & Engineering — 0.9%
KBR, Inc.	123,900	3,061,569
Tutor Perini Corp.*	90,200	1,142,834

		4,204,403

Consumer Products & Services — 1.5%
Avery Dennison Corp.	139,600	3,816,664
Whirlpool Corp.	46,500	2,843,940

		6,660,604

Containers & Packaging — 1.5%
Boise, Inc.	256,200	1,685,796
Domtar Corp.	25,100	1,925,421
Owens-Illinois, Inc.*	82,900	1,589,193
Rock-Tenn Co. (Class A Stock)	25,900	1,412,845

		6,613,255

Diversified Financial Services — 1.5%
Discover Financial Services	114,100	3,945,578
GFI Group, Inc.	260,400	927,024
Nelnet, Inc. (Class A Stock)	76,900	1,768,700

		6,641,302

Diversified Manufacturing Operations — 1.0%
Ingersoll-Rand PLC (Ireland)	52,300	2,206,014
ITT Corp.(a)	143,500	2,525,600

		4,731,614

Electric — 4.5%
Ameren Corp.	104,300	3,498,222
Entergy Corp.	60,000	4,073,400
NV Energy, Inc.	176,000	3,094,080
Portland General Electric Co.	124,600	3,321,836
Public Service Enterprise Group, Inc.	138,200	4,491,500
TECO Energy, Inc.	107,300	1,937,838

		20,416,876

Electronic Components & Equipment — 0.5%
Tech Data Corp.*	47,900	2,307,343

Electronic Equipment & Instruments — 1.1%
Ingram Micro, Inc. (Class A Stock)*	102,900	1,797,663
TE Connectivity Ltd. (Switzerland)	96,000	3,063,360

		4,861,023

Electronics — 1.4%
Flextronics International Ltd.*	389,500	2,414,900
Tyco International Ltd. (Switzerland)	77,900	4,117,015

		6,531,915

Energy Services — 0.7%
Covanta Holding Corp.	184,700	3,167,605

Entertainment — 0.3%
Dolby Laboratories, Inc. (Class A Stock)*	31,000	1,280,300

Environmental Control — 0.7%
Republic Services, Inc.	122,500	3,241,350

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Financial Services — 3.2%
Ameriprise Financial, Inc.	84,200	$4,400,292
BankUnited, Inc.	79,400	1,872,252
Capital One Financial Corp.	31,500	1,721,790
State Street Corp.	141,100	6,298,704

		14,293,038

Food & Staples Retailing — 2.7%
CVS Caremark Corp.	57,400	2,682,302
Safeway, Inc.(a)	496,400	9,009,660
SUPERVALU, Inc.(a)	130,200	674,436

		12,366,398

Foods — 2.3%
Cal-Maine Foods, Inc.	24,100	942,310
Chiquita Brands International, Inc.*	114,386	571,930
Fresh Del Monte Produce, Inc. (Cayman Islands)	86,900	2,039,543
Kroger Co. (The)	121,500	2,817,585
Smithfield Foods, Inc.*	177,700	3,843,651

		10,215,019

Gas Utilities — 1.3%
Sempra Energy	49,100	3,382,008
UGI Corp.	80,400	2,366,172

		5,748,180

Healthcare Equipment & Supplies — 1.6%
Zimmer Holdings, Inc.	111,800	7,195,448

Healthcare Products — 2.3%
Boston Scientific Corp.*	328,500	1,862,595
Covidien PLC (Ireland)	65,900	3,525,650
Greatbatch, Inc.*	44,900	1,019,679
Hospira, Inc.*(a)	108,000	3,777,840

		10,185,764

Healthcare Services — 2.6%
Aetna, Inc.	98,700	3,826,599
Community Health Systems, Inc.*	90,000	2,522,700
Coventry Health Care, Inc.	50,000	1,589,500
Humana, Inc.	22,100	1,711,424
LifePoint Hospitals, Inc.*	46,100	1,889,178

		11,539,401

Home Furnishings — 0.4%
Harman International Industries, Inc.(a)	43,500	1,722,600

Insurance — 7.2%
Aflac, Inc.	36,700	1,563,053
Allstate Corp. (The)	70,800	2,484,372
American Financial Group, Inc.	83,200	3,263,936
Aspen Insurance Holdings Ltd. (Bermuda)	49,500	1,430,550
Endurance Specialty Holdings Ltd. (Bermuda)	50,300	1,927,496
Hartford Financial Services Group, Inc. (The)	74,300	1,309,909
Lincoln National Corp.	86,900	1,900,503
Maiden Holdings Ltd. (Bermuda)	189,700	1,646,596
Montpelier Re Holdings Ltd. (Bermuda)	84,700	1,803,263
PartnerRe Ltd. (Bermuda)(a)	30,900	2,338,203
Platinum Underwriters Holdings Ltd. (Bermuda)	43,100	1,642,110
Principal Financial Group, Inc.(a)	82,900	2,174,467

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
StanCorp Financial Group, Inc.(a)	53,400	$1,984,344
Unum Group	116,800	2,234,384
Validus Holdings Ltd. (Bermuda)	63,800	2,043,514
Willis Group Holdings PLC (Ireland)	75,800	2,765,942

		32,512,642

Internet Services — 0.7%
Symantec Corp.*	215,900	3,154,299

Machinery & Equipment — 1.0%
AGCO Corp.*(a)	64,900	2,967,877
Briggs & Stratton Corp.(a)	89,900	1,572,351

		4,540,228

Media — 1.5%
Cablevision Systems Corp. (Class A Stock)(a)	259,900	3,454,071
Gannett Co., Inc.(a)	168,300	2,479,059
Scholastic Corp.(a)	35,500	999,680

		6,932,810

Metals & Mining — 1.0%
Cliffs Natural Resources, Inc.	33,800	1,666,002
SunCoke Energy, Inc.*	64,108	939,182
Timken Co.	38,600	1,767,494

		4,372,678

Office Equipment & Supplies — 0.3%
Xerox Corp.	151,800	1,194,666

Oil, Gas & Consumable Fuels — 5.8%
Cameron International Corp.*	50,300	2,148,313
Hess Corp.	74,400	3,232,680
Marathon Oil Corp.	91,500	2,339,655
Murphy Oil Corp.	66,100	3,324,169
Southwestern Energy Co.*	129,300	4,128,549
Sunoco, Inc.(a)	46,300	2,199,250
Superior Energy Services, Inc.*	42,430	858,359
Tesoro Corp.*	121,900	3,042,624
Valero Energy Corp.	163,800	3,955,770
W&T Offshore, Inc.	74,000	1,132,200

		26,361,569

Paper & Forest Products — 0.2%
International Paper Co.	38,000	1,098,580

Pharmaceuticals — 2.1%
Cardinal Health, Inc.	55,300	2,322,600
Endo Health Solutions, Inc.*	34,800	1,078,104
McKesson Corp.(a)	25,700	2,409,375
Omnicare, Inc.(a)	73,400	2,292,282
Par Pharmaceutical Cos., Inc.*	40,600	1,467,284

		9,569,645

Printing & Publishing — 0.2%
Consolidated Graphics, Inc.*	33,300	967,365

Real Estate Investment Trusts — 5.5%
Brandywine Realty Trust(a)	253,400	3,126,956
CBL & Associates Properties, Inc.	191,500	3,741,910
CommonWealth REIT	125,400	2,397,648
Hospitality Properties Trust.	158,700	3,930,999
Lexington Realty Trust(a)	248,000	2,100,560
MFA Financial, Inc.	292,900	2,310,981

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc.	89,400	$1,905,114
Sunstone Hotel Investors, Inc.*	333,600	3,666,264
Two Harbors Investment Corp.(a)	174,800	1,810,928

		24,991,360

Restaurants — 0.3%
Bob Evans Farms, Inc.	33,100	1,330,620

Retail & Merchandising — 7.0%
Best Buy Co., Inc.(a)	281,900	5,908,624
Chico’s FAS, Inc.	221,200	3,282,608
Dillard’s, Inc. (Class A Stock)	40,600	2,585,408
Foot Locker, Inc.	49,800	1,522,884
GameStop Corp. (Class A Stock)(a)	75,500	1,386,180
Gap, Inc. (The)(a)	110,500	3,023,280
Kohl’s Corp.	134,797	6,131,915
Macy’s, Inc.	55,700	1,913,295
RadioShack Corp.(a)	107,700	413,568
Stage Stores, Inc.	115,400	2,114,128
Staples, Inc.	244,200	3,186,810

		31,468,700

Security & Alarm Services — 0.6%
Brink’s Co. (The)	126,100	2,922,998

Semiconductors — 0.8%
Fairchild Semiconductor International, Inc.*(a)	149,100	2,102,310
GT Advanced Technologies, Inc.*(a)	147,900	780,912
Marvell Technology Group Ltd. (Bermuda)	84,400	952,032

		3,835,254

Software — 1.2%
BMC Software, Inc.*	52,100	2,223,628
CA, Inc.	110,000	2,979,900

		5,203,528

Telecommunications — 3.7%
Amdocs Ltd. (Guernsey)*	106,300	3,159,236
Comtech Telecommunications Corp.	45,646	1,304,563
Harris Corp.	108,900	4,557,465
Motorola Solutions, Inc.	72,800	3,502,408
Virgin Media, Inc.(a)	165,600	4,038,984

		16,562,656

Thrifts & Mortgage Finance — 0.7%
People’s United Financial, Inc.	259,400	3,011,634

Transportation — 0.4%
Aircastle Ltd. (Bermuda)	163,317	1,967,970

Utilities — 2.6%
American Electric Power Co., Inc.	90,200	3,598,980
CenterPoint Energy, Inc.	149,600	3,092,232
CMS Energy Corp.	51,500	1,210,250
DTE Energy Co.	61,500	3,648,795

		11,550,257

TOTAL LONG-TERM INVESTMENTS (cost $425,256,349)		440,334,002

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 14.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $65,305,414; includes $56,227,399 of cash collateral for securities on loan)(b)(w)(Note 4)	65,305,414	$65,305,414

TOTAL INVESTMENTS — 112.0% (cost $490,561,763)		505,639,416
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.0)%		(54,038,058)

NET ASSETS — 100.0%		$451,601,358

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,029,498; cash collateral of $56,227,399 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$440,334,002	$—	$—
Affiliated Money Market Mutual Fund	65,305,414	—	—

Total	$505,639,416	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (12.5% represents investments purchased with collateral from securities on loan)	14.5%
Insurance	7.2
Retail & Merchandising	7.0
Oil, Gas & Consumable Fuels	5.8
Real Estate Investment Trusts	5.5
Commercial Banks	4.9
Electric	4.5
Aerospace & Defense	3.8
Telecommunications	3.7
Commercial Services & Supplies	3.3
Financial Services	3.2
Chemicals	3.1
Food & Staples Retailing	2.7
Utilities	2.6
Healthcare Services	2.6
Foods	2.3
Healthcare Products	2.3
Pharmaceuticals	2.1
Auto Parts & Related	1.7
Computer Hardware	1.6
Healthcare Equipment & Supplies	1.6
Media	1.5
Consumer Products & Services	1.5
Diversified Financial Services	1.5
Containers & Packaging	1.5
Electronics	1.4

Gas Utilities	1.3%
Software	1.2
Electronic Equipment & Instruments	1.1
Computer Services & Software	1.1
Diversified Manufacturing Operations	1.0
Beverages	1.0
Agriculture	1.0
Machinery & Equipment	1.0
Metals & Mining	1.0
Construction & Engineering	0.9
Semiconductors	0.8
Automobile Manufacturers	0.8
Environmental Control	0.7
Energy Services	0.7
Internet Services	0.7
Thrifts & Mortgage Finance	0.7
Security & Alarm Services	0.6
Electronic Components & Equipment	0.5
Transportation	0.4
Construction	0.4
Home Furnishings	0.4
Restaurants	0.3
Entertainment	0.3
Office Equipment & Supplies	0.3
Paper & Forest Products	0.2
Printing & Publishing	0.2

112.0
Liabilities in excess of other assets	(12.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $56,029,498:
Unaffiliated investments (cost $425,256,349)	$440,334,002
Affiliated investments (cost $65,305,414)	65,305,414
Receivable for fund share sold	1,429,069
Dividends receivable	972,737
Prepaid expenses	8,573

Total Assets	508,049,795

LIABILITIES:
Payable to broker for collateral for securities on loan	56,227,399
Advisory fees payable	163,364
Accrued expenses and other liabilities	52,494
Shareholder servicing fees payable	4,469
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	219

Total Liabilities	56,448,437

NET ASSETS	$451,601,358

Net assets were comprised of:
Paid-in capital	$442,704,809
Retained earnings	8,896,549

Net assets, June 30, 2012	$451,601,358

Net asset value and redemption price per share, $451,601,358 / 29,283,603 outstanding shares of beneficial interest	$15.42

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $15,707 foreign withholding tax)	$5,279,653
Affiliated income from securities lending, net	145,454
Affiliated dividend income	12,699

5,437,806

EXPENSES
Advisory fees	2,120,591
Shareholder servicing fees and expenses	235,621
Custodian and accounting fees	51,000
Audit fee	11,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Loan interest expense (Note 7)	2,320
Miscellaneous	6,177

Total expenses	2,453,709
Less: shareholder servicing fee waiver	(17,288)

Net expenses	2,436,421

NET INVESTMENT INCOME	3,001,385

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on investment transactions	10,951,309
Net change in unrealized appreciation (depreciation) on investments	12,520,178

NET GAIN ON INVESTMENTS	23,471,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,472,872

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,001,385	$4,915,918
Net realized gain on investment transactions	10,951,309	51,284,692
Net change in unrealized appreciation (depreciation) on investments	12,520,178	(85,125,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,472,872	(28,924,412)

DISTRIBUTIONS	(4,917,857)	(4,653,333)

FUND SHARE TRANSACTIONS:
Fund share sold [4,298,154 and 11,102,956 shares, respectively]	67,209,656	163,162,111
Fund share issued in reinvestment of distributions [328,734 and 302,165 shares, respectively]	4,917,857	4,653,333
Fund share repurchased [4,199,597 and 17,628,541 shares, respectively]	(64,664,720)	(243,249,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,462,793	(75,434,505)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	512,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,017,808	(108,500,054)
NET ASSETS:
Beginning of period	422,583,550	531,083,604

End of period	$451,601,358	$422,583,550

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.7%
COMMON STOCKS — 68.6%
Advertising — 0.2%
WPP PLC (United Kingdom)	59,798	$725,931

Aerospace & Defense — 1.9%
Boeing Co. (The)	32,665	2,427,010
European Aeronautic Defence and Space Co. (Netherlands)	20,674	733,737
Rockwell Collins, Inc.	29,500	1,455,825
Saab AB (Sweden)	18,699	317,847
United Technologies Corp.	16,850	1,272,680

		6,207,099

Agriculture — 0.2%
Imperial Tobacco Group PLC (United Kingdom)	18,506	713,002

Airlines — 0.1%
Ryanair Holdings PLC (Ireland), ADR*	14,600	443,840

Apparel — 0.6%
Adidas AG (Germany)	4,653	333,518
Coach, Inc.	24,199	1,415,158

		1,748,676

Auto Parts & Equipment — 0.8%
Aisin Seiki Co. Ltd. (Japan)	23,400	782,212
Cie Generale des Etablissements Michelin (France) (Class B Stock)	3,900	255,163
Denso Corp. (Japan)	14,000	478,394
Hyundai Mobis (South Korea)	1,200	290,875
Pirelli & C. SpA (Italy)	36,269	382,524
Weichai Power Co. Ltd. (China) (Class H Stock)*	98,000	391,456

		2,580,624

Automobile Manufacturers — 0.1%
Fiat Industrial SpA (Italy)	39,636	390,140

Beverages — 0.7%
Anheuser-Busch InBev NV (Belgium)	6,592	519,723
Diageo PLC (United Kingdom)	22,959	591,766
PepsiCo, Inc.	17,300	1,222,418

		2,333,907

Building Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	112,000	308,165
HeidelbergCement AG (Germany)	10,116	485,664

		793,829

Chemicals — 2.1%
Air Water, Inc. (Japan)	54,900	665,656
Bayer AG (Germany)	10,852	781,989
Dow Chemical Co. (The)	50,640	1,595,160
Johnson Matthey PLC (United Kingdom)	12,234	424,272
Kuraray Co. Ltd. (Japan)	35,400	458,765
Linde AG (Germany)	3,104	483,420
Praxair, Inc.	21,755	2,365,421

		6,774,683

Commercial Banks — 3.4%
Akbank TAS (Turkey)	82,482	302,398
Banco Bradesco SA (Brazil), ADR	20,500	304,835
Banco do Brasil SA (Brazil)	28,600	276,958

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks (continued)
BanColombia SA (Colombia), ADR	6,500	$401,960
Bangkok Bank PCL (Thailand)	78,000	474,547
BB&T Corp.	33,700	1,039,645
Canadian Imperial Bank of Commerce/Canada (Canada)	3,200	225,204
CIT Group, Inc.*	36,300	1,293,732
Credit Suisse Group AG (Switzerland), ADR	11,500	210,795
DnB ASA (Norway)	45,925	456,654
Erste Group Bank AG (Austria)*	10,426	198,005
Fukuoka Financial Group, Inc. (Japan)	113,300	442,429
ICICI Bank Ltd. (India), ADR	10,000	324,100
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	367,000	205,736
Komercni Banka A/S (Czech Republic)	1,347	234,986
Societe Generale SA (France)*	11,340	265,918
Turkiye Garanti Bankasi A/S (Turkey)	39,126	154,020
U.S. Bancorp	55,190	1,774,910
Wells Fargo & Co.	71,410	2,387,950

		10,974,782

Commercial Services — 2.9%
DeVry, Inc.	19,030	589,359
Equifax, Inc.	47,000	2,190,200
Genpact Ltd. (Bermuda)*	53,505	889,788
MasterCard, Inc. (Class A Stock)	3,390	1,458,073
Quanta Services, Inc.*(a)	46,950	1,130,086
Secom Co. Ltd. (Japan)	10,100	463,178
SIA Engineering Co. Ltd. (Singapore)	154,700	489,017
Western Union Co. (The)	129,790	2,185,664

		9,395,365

Computer Services & Software — 0.5%
Accenture PLC (Ireland) (Class A Stock)	24,833	1,492,215

Computers — 3.8%
Apple, Inc.*	8,810	5,145,040
Cognizant Technology Solutions Corp. (Class A Stock)*	23,539	1,412,340
Computer Sciences Corp.	58,840	1,460,409
Computershare Ltd. (Australia)	81,852	625,645
Fujitsu Ltd. (Japan)	130,000	622,143
Hewlett-Packard Co.	52,550	1,056,780
NetApp, Inc.*	55,300	1,759,646

		12,082,003

Containers & Packaging — 0.3%
Gerresheimer AG (Germany)*	8,651	407,214
Rexam PLC (United Kingdom)	84,549	558,016

		965,230

Cosmetics/Personal Care — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	27,066	1,464,812

Distribution/Wholesale — 0.5%
Fossil, Inc.*	14,863	1,137,614
Mitsubishi Corp. (Japan)	28,800	582,172

		1,719,786

Diversified Financial Services — 2.5%
American Express Co.	37,600	2,188,696
BlackRock, Inc.	9,405	1,597,157

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Financial Services (continued)
Charles Schwab Corp. (The)	87,169	$1,127,095
GAM Holding AG (Switzerland)*	44,522	497,053
JPMorgan Chase & Co.	36,070	1,288,781
State Street Corp.	29,130	1,300,363

		7,999,145

Diversified Machinery — 0.8%
Deere & Co.	11,800	954,266
Rheinmetall AG (Germany)	5,556	273,118
Roper Industries, Inc.	14,657	1,444,887

		2,672,271

Electric — 0.7%
Edison International	48,730	2,251,326

Electronic Components & Equipment — 0.7%
Flextronics International Ltd.*	89,700	556,140
Hitachi Ltd. (Japan)	203,900	1,257,215
Prysmian SpA (Italy)	37,961	566,228

		2,379,583

Electronics — 1.9%
Amphenol Corp. (Class A Stock)	24,534	1,347,407
National Instruments Corp.	42,543	1,142,705
TE Connectivity Ltd. (Switzerland)(a)	55,470	1,770,048
Thermo Fisher Scientific, Inc.	37,100	1,925,861

		6,186,021

Engineering & Construction — 1.5%
Bouygues SA (France)	14,299	383,695
Fluor Corp.	30,678	1,513,653
Hochtief AG (Germany)*	5,041	244,359
McDermott International, Inc. (Panama)*	133,890	1,491,535
URS Corp.	37,890	1,321,603

		4,954,845

Entertainment & Leisure — 0.3%
Carnival Corp. (Panama)(a)	9,700	332,419
OPAP SA (Greece)	27,185	170,154
TUI AG (Germany)*	100,360	600,359

		1,102,932

Environmental Control — 1.1%
Republic Services, Inc.	53,790	1,423,283
Stericycle, Inc.*(a)	22,084	2,024,440

		3,447,723

Financial – Bank & Trust — 0.3%
HSBC Holdings PLC (United Kingdom), (QMTF)	32,444	285,891
HSBC Holdings PLC (United Kingdom), (XHKG)	82,400	728,999

		1,014,890

Food — 1.4%
Aryzta AG (Switzerland)*	10,812	538,164
First Pacific Co. Ltd. (Hong Kong)	498,500	517,070
Kraft Foods, Inc. (Class A Stock)	35,520	1,371,782
Nestle SA (Switzerland)	8,997	536,922
Tesco PLC (United Kingdom)	87,025	422,925
Unilever PLC (United Kingdom)	33,806	1,134,991

		4,521,854

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Products — 1.6%
Covidien PLC (Ireland)	28,780	$1,539,730
Getinge AB (Sweden)	21,508	533,710
IDEXX Laboratories, Inc.*(a)	14,859	1,428,396
Intuitive Surgical, Inc.*	2,340	1,295,869
Mindray Medical International Ltd. (China), ADR	11,500	348,335

		5,146,040

Healthcare Services — 2.8%
Aetna, Inc.	116,360	4,511,277
Amil Participacoes SA (Brazil)	59,400	582,614
Covance, Inc.*(a)	21,978	1,051,647
DaVita, Inc.*(a)	16,354	1,606,126
ICON PLC (Ireland), ADR*	17,500	394,275
UnitedHealth Group, Inc.	16,850	985,725

		9,131,664

Hotels & Motels — 0.2%
Kangwon Land, Inc. (South Korea)	25,470	544,072

Industrial Products — 0.7%
Ingersoll-Rand PLC (Ireland)	49,400	2,083,692

Insurance — 4.6%
Allianz SE (Germany)	5,821	585,506
Allstate Corp. (The)	38,070	1,335,876
American International Group, Inc.*	38,435	1,233,379
AON PLC (United Kingdom)	39,450	1,845,471
AXA SA (France)	40,157	536,848
Berkshire Hathaway, Inc. (Class B Stock)*	19,400	1,616,602
Euler Hermes SA (France)	6,801	440,182
Everest Re Group Ltd. (Bermuda)	4,600	476,054
Marsh & McLennan Cos., Inc.(a)	69,400	2,236,762
MetLife, Inc.	65,700	2,026,845
Progressive Corp. (The)(a)	54,560	1,136,485
Resolution Ltd. (Guernsey)	121,760	374,552
Sampo Oyj (Finland) (Class A Stock)	14,800	383,985
Zurich Insurance Group AG (Switzerland)*	2,742	620,032

		14,848,579

Internet — 1.4%
Google, Inc. (Class A Stock)*	3,932	2,280,835
Yahoo!, Inc.*	138,300	2,189,289

		4,470,124

Investment Companies — 0.4%
Investment AB Kinnevik (Sweden) (Class B Stock)	28,803	578,142
Investor AB (Sweden) (Class B Stock)	40,884	780,606

		1,358,748

Machinery–Construction & Mining — 0.1%
Komatsu Ltd. (Japan)	13,800	329,424

Media — 1.7%
Comcast Corp. (Special Class A Stock)	86,200	2,706,680
Jupiter Telecommunications Co. Ltd. (Japan)	707	720,842
Time Warner, Inc.(a)	46,490	1,789,865
Wolters Kluwer NV (Netherlands)	16,477	261,979

		5,479,366

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Metals & Mining — 0.8%
Barrick Gold Corp. (Canada)	11,400	$429,418
BHP Billiton Ltd. (Australia), ADR(a)	7,400	483,220
BHP Billiton PLC (United Kingdom), ADR(a)	5,900	337,421
Nippon Steel Corp. (Japan)	115,000	260,839
Norsk Hydro ASA (Norway)	66,696	300,778
POSCO (South Korea)	894	286,216
Rio Tinto PLC (United Kingdom), ADR	10,800	516,348

		2,614,240

Miscellaneous Manufacturers — 1.2%
Danaher Corp.	33,499	1,744,628
Parker Hannifin Corp.(a)	12,450	957,156
Siemens AG (Germany)	11,905	1,000,345

		3,702,129

Oil & Gas — 6.9%
Apache Corp.	17,210	1,512,587
BP PLC (United Kingdom), ADR	10,700	433,778
Canadian Natural Resources Ltd. (Canada) .	43,130	1,158,040
Chesapeake Energy Corp.(a)	39,070	726,702
Chevron Corp.	21,210	2,237,655
China Oilfield Services Ltd. (China) (Class H Stock)	250,000	363,033
ConocoPhillips(a)	11,740	656,031
Core Laboratories NV (Netherlands)	17,160	1,988,844
Eni SpA (Italy)	9,900	210,327
Etablissements Maurel et Prom (France)	13,781	199,605
Exxon Mobil Corp.(a)	11,330	969,508
FMC Technologies, Inc.*(a)	35,445	1,390,507
Gazprom OAO (Russia), ADR	28,387	267,689
Halliburton Co.	32,970	936,018
Japan Petroleum Exploration Co. (Japan)	8,500	323,630
National Grid PLC (United Kingdom)	53,616	568,222
National Oilwell Varco, Inc.	37,902	2,442,405
Noble Corp.*(a)	16,700	543,251
Penn West Petroleum Ltd. (Canada)	9,400	125,866
Petroleo Brasileiro SA (Brazil), ADR	8,100	152,037
Phillips 66*(a)	5,640	187,474
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XEQT)	9,864	332,917
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XLON)	28,037	944,647
Schlumberger Ltd. (Netherlands)	23,622	1,533,304
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	6,161	499,579
Statoil ASA (Norway), ADR	16,300	388,918
Transocean Ltd. (Switzerland)	6,300	281,799
WPX Energy, Inc.*(a)	51,100	826,798

		22,201,171

Paper & Forest Products — 0.4%
Smurfit Kappa Group PLC (Ireland)	80,968	543,113
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	38,809	582,269

		1,125,382

Pharmaceuticals — 4.3%
Abbott Laboratories	43,900	2,830,233
AstraZeneca PLC (United Kingdom)	10,000	446,875
Endo Health Solutions, Inc.*	62,400	1,933,152
Express Scripts Holding Co.*	36,846	2,057,112

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Forest Laboratories, Inc.*	28,230	$987,768
Grifols SA (Spain), ADR*(a)	33,000	316,800
Mead Johnson Nutrition Co.	20,156	1,622,760
Novartis AG (Switzerland)	16,167	903,918
Novartis AG (Switzerland), ADR	5,700	318,630
Roche Holding AG (Switzerland)	2,315	399,877
Sanofi (France)	10,258	776,541
Shire PLC (United Kingdom)	22,450	645,882
Teva Pharmaceutical Industries Ltd. (Israel), ADR	16,920	667,325

		13,906,873

Pipelines — 0.7%
APA Group (Australia)	118,199	606,770
Williams Cos., Inc. (The)	59,540	1,715,943

		2,322,713

Real Estate — 0.4%
Conwert Immobilien Invest SE (Austria)	20,746	228,217
Daito Trust Construction Co. Ltd. (Japan)	5,700	540,315
Fraser and Neave Ltd. (Singapore)	97,900	545,133

		1,313,665

Retail — 3.2%
Costco Wholesale Corp.(a)	20,518	1,949,210
CVS Caremark Corp.	39,250	1,834,152
Hyundai Home Shopping Network Corp. (South Korea)	2,896	283,412
Kingfisher PLC (United Kingdom)	141,061	636,327
Kohl’s Corp.(a)	40,500	1,842,345
Lowe’s Cos., Inc.(a)	58,070	1,651,511
USS Co. Ltd. (Japan)	5,470	590,222
Wal-Mart Stores, Inc.	22,390	1,561,031

		10,348,210

Semiconductors — 1.4%
Advanced Semiconductor Engineering, Inc. (Taiwan)	477,000	391,564
ARM Holdings PLC (United Kingdom), ADR .	34,300	815,997
QUALCOMM, Inc.	28,838	1,605,700
Texas Instruments, Inc.	58,100	1,666,889

		4,480,150

Software — 2.5%
Amadeus IT Holding SA (Spain) (Class A Stock)	26,452	560,419
ANSYS, Inc.*(a)	21,337	1,346,578
Citrix Systems, Inc.*	15,182	1,274,377
Electronic Arts, Inc.*	76,200	941,070
Microsoft Corp.	85,100	2,603,209
salesforce.com, Inc.*(a)	8,831	1,220,974

		7,946,627

Telecommunications — 2.6%
CenturyLink, Inc.(a)	36,700	1,449,283
Ceragon Networks Ltd. (Israel)*	12,100	103,697
Cisco Systems, Inc.	71,590	1,229,200
GeoEye, Inc.*	46,540	720,439
Inmarsat PLC (United Kingdom)	75,581	583,275
Koninklijke KPN NV (Netherlands)	17,152	164,008

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications (continued)
Nippon Telegraph & Telephone Corp. (Japan)	20,400	$951,263
Rogers Communications, Inc. (Canada)	6,500	235,365
SK Telecom Co. Ltd. (South Korea)	4,027	440,691
Telstra Corp. Ltd. (Australia)	48,138	182,391
Vivendi SA (France)	32,158	597,534
Vodafone Group PLC (United Kingdom)	329,863	927,162
Windstream Corp.	74,960	724,114

		8,308,422

Transportation — 0.4%
China Shipping Container Lines Co. Ltd. (China) (Class H Stock)*	905,000	219,840
Hanjin Shipping Co. Ltd. (South Korea)*	11,030	142,599
Kintetsu World Express, Inc. (Japan)	15,000	480,094
Orient Overseas International Ltd. (Hong Kong)	80,500	394,816

		1,237,349

Water — 0.2%
Guangdong Investment Ltd. (China)	835,500	604,822

TOTAL COMMON STOCKS (cost $224,586,547)		220,839,976

EXCHANGE TRADED FUNDS — 0.2%
iShares MSCI EAFE Index Fund	10,100	504,596
iShares MSCI United Kingdom Index Fund	18,400	299,736

TOTAL EXCHANGE TRADED FUNDS (cost $844,656)		804,332

PREFERRED STOCK — 0.1%
Commercial Banks
Sberbank of Russia (Russia), (PRFC) (cost $232,806)	118,300	177,450

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.3%
AmeriCredit Automobile Receivables Trust,
Series 2011-1, Class A3
1.390%	09/08/15	Aaa	$300	301,682
Americredit Automobile Receivables Trust,
Series 2012-3, Class C
2.420%	05/08/18	Aa3	77	76,995
Series 2012-3, Class D
3.030%	07/09/18	Baa1	54	53,982
Capital One Multi-Asset Execution Trust,
Series 2005-B1, Class B1
4.900%	12/15/17	A2	74	80,321
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A
3.690%	07/15/15	Aaa	233	233,000
GE Dealer Floorplan Master Note Trust,
Series 2009-1, Class A
1.924%(c)	07/21/14	Aaa	117	117,101
Santander Drive Auto Receivables Trust,
Series 2012-4, Class C
3.220%	12/15/17	Aa3	148	147,964

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2006-C, Class A2
0.518%(c)	09/15/20	Aaa	$38	$38,319

TOTAL ASSET-BACKED SECURITIES (cost $1,049,745)				1,049,364

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-5, Class A4
5.115%(c)	10/10/45	Aaa	375	418,297
Series 2006-1, Class A4
5.372%(c)	09/10/45	Aaa	300	333,354
Bear Stearns Commercial Mortgage Securities,
Series 2003-T10, Class A2
4.740%	03/13/40	AAA(d)	331	336,492
Series 2007-T28, Class AM
5.835%(c)	09/11/42	A-(d)	46	50,154
CFCRE Commercial Mortgage Trust,
Series 2011-C2, Class A4
3.834%	12/15/47	Aaa	209	219,755
Extended Stay America Trust,
Series 2010-ESHA, Class A, 144A
2.951%	11/05/27	Aaa	291	293,313
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C1, Class A2
4.079%	05/10/36	Aaa	222	224,570
Series 2003-C2, Class A2
5.640%(c)	05/10/40	AAA(d)	150	155,985
GS Mortgage Securities Corp. II,
Series 2005-GG4, Class A4
4.761%	07/10/39	Aa1	375	404,006
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP6, Class AM
5.525%(c)	04/15/43	Aa2	26	27,808
Morgan Stanley Capital I, Inc.,
Series 2007-T25, Class A3
5.514%(c)	11/12/49	Aaa	155	176,889
Series 2008-T29, Class A4
6.455%(c)	01/11/43	A+(d)	346	415,137
UBS-Barclays Commercial Mortgage,
Series 2012-C2, Class A4
3.525%	05/10/63	Aaa	60	61,195
UBS-Citigroup Commercial Mortgage Trust,
Series 2011-C1, Class A3
3.595%	01/10/45	Aaa	189	198,981
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25, Class AM
5.922%(c)	05/15/43	Aaa	150	163,649

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,465,776)				3,479,585

CORPORATE BONDS — 9.4%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	Baa3	60	60,914

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Advertising (continued)
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
3.625%	05/01/22	Baa1	$100	$101,610

				162,524

Aerospace & Defense — 0.1%
BE Aerospace, Inc.,
Sr. Unsec’d. Notes
6.875%	10/01/20	Ba2	95	104,975
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.850%	09/15/41	Baa1	125	135,553
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42(a)	A2	85	93,364

				333,892

Agriculture — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.650%	05/16/18	A2	130	157,000

Auto Parts & Equipment
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.750%	02/15/21	B2	75	81,000

Beverages — 0.2%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
3.150%	11/15/20	Aa3	300	321,416
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.000%	08/25/21	Aa3	300	310,442

				631,858

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/20	Baa1	200	207,112
Life Technologies Corp.,
Sr. Notes
6.000%	03/01/20	Ba1	100	117,317

				324,429

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
6.875%	05/01/18	Ba1	200	237,250
Eastman Chemical Co.,
Sr. Unsec’d. Notes
2.400%	06/01/17(a)	Baa2	70	70,742

				307,992

Commercial Banks — 1.1%
Ally Financial, Inc.,
Gtd. Notes
5.500%	02/15/17	B1	125	126,968
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%	07/01/20	Baa1	200	214,127

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
3.100%	03/02/15	Aa2	CAD	360	$363,288
Compass Bank,
Certificate of Deposit
1.150%	06/29/15	NR		$245	243,647
Credit Suisse (Switzerland),
Sub. Notes
5.400%	01/14/20	Aa2		250	260,017
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18	Baa2		250	265,681
GE Capital Bank,
Certificate of Deposit
1.350%	06/22/16	NR		245	243,241
GE Capital Retail Bank,
Certificate of Deposit
1.800%	06/22/17	NR		245	242,768
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22(a)	A3		150	158,341
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	Baa1		100	111,531
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.625%	09/23/19	A2		150	148,455
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22(a)	A3		330	336,535
Regions Financial Corp.,
Sr. Unsec’d. Notes
7.750%	11/10/14	Ba3		150	162,000
US Bancorp,
Sr. Notes, MTN
1.650%	05/15/17	Aa3		247	248,804
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.625%	12/11/17	A2		200	233,546
Zions Bancorporation,
Sr. Unsec’d. Notes
4.000%	06/20/16	BBB-(d)		85	84,780
4.500%	03/27/17	BBB-(d)		150	150,812

					3,594,541

Commercial Services — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
9.625%	03/15/18	B2		153	167,535
Lender Processing Services, Inc.,
Gtd. Notes
8.125%	07/01/16(a)	Ba2		60	62,550
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22	A2		72	72,546

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
PHH Corp.,
Sr. Unsec’d. Notes
7.125%	03/01/13	Ba2	$150	$153,000

				455,631

Computers — 0.3%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.750%	12/01/20	A2	200	199,423
6.000%	09/15/41	A2	150	165,328
International Business Machines Corp.,
Sr. Unsec’d. Notes
5.700%	09/14/17	Aa3	350	420,802
Stream Global Services, Inc.,
Sr. Sec’d. Notes
11.250%	10/01/14	B1	145	147,900

				933,453

Containers & Packaging
Ball Corp.,
Gtd. Notes
5.750%	05/15/21	Ba1	106	113,950

Cosmetics & Toiletries — 0.1%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.300%	02/06/22	Aa3	300	299,484

Distribution/Wholesale — 0.1%
Glencore Funding LLC,
Gtd. Notes, 144A
6.000%	04/15/14	Baa2	300	315,366

Diversified Financial Services — 1.3%
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.800%	09/19/16(a)	A2	200	208,633
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.500%	10/15/14	A3	250	264,692
6.125%	05/15/18	A3	190	212,149
Sub. Notes
5.000%	09/15/14	Baa1	222	227,565
Discover Bank,
Certificate of Deposit
1.800%	06/27/17	NR	245	242,716
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	200	198,898
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.625%	05/01/18	Aa2	374	429,928
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21(a)	Aa2	100	111,053
Goldman Sachs Bank,
Certificate of Deposit
1.800%	06/27/17	NR	245	242,716
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.300%	05/03/15(a)	A1	100	99,986

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18(a)	Ba3	$175	$185,938
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.250%	12/15/20	B1	130	148,872
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
6.875%	04/15/21	Baa2	150	150,841
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16	Aa3	238	244,760
4.500%	01/24/22	A2	400	430,887
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
7.625%	08/13/19	A2	100	107,517
National Money Mart Co. (Canada),
Gtd. Notes
10.375%	12/15/16	B2	125	137,812
National Rural Utilities Cooperative Finance Corp.,
Sec’d. Notes
1.000%	02/02/15	A1	160	160,797
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
8.600%	08/15/19	Baa2	225	277,069
SLM Corp.,
Sr. Unsec’d. Notes, MTN
7.250%	01/25/22	Ba1	125	132,188

				4,215,017

Electric — 0.3%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	06/01/20	Ba3	145	166,388
Ameren Corp.,
Sr. Unsec’d. Notes
8.875%	05/15/14	Baa3	150	167,083
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	300	388,421
Nisource Finance Corp.,
Gtd. Notes
5.800%	02/01/42	Baa3	80	88,346
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
5.625%	11/30/17	A3	160	191,909
PPL Capital Funding, Inc.,
Gtd. Notes
4.200%	06/15/22	Baa3	70	70,224

				1,072,371

Electronics
Kemet Corp.,
Sr. Sec’d. Notes
10.500%	05/01/18	B1	90	92,700

Entertainment & Leisure
AMC Entertainment, Inc.,
Gtd. Notes
8.750%	06/01/19	B1	85	91,163

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Products
Biomet, Inc.,
Gtd. Notes
10.000%	10/15/17	B3	$100	$106,812

Healthcare Services — 0.2%
Cigna Corp.,
Sr. Unsec’d. Notes
5.375%	02/15/42	Baa2	95	101,080
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.450%	06/15/21	Baa3	100	112,411
6.300%	08/15/14	Baa3	150	163,049
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21	B3	125	134,062

				510,602

Hotels & Motels — 0.1%
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/22	Baa3	100	100,694
7.375%	03/01/20	Baa3	100	118,865

				219,559

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1	150	159,110
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	Baa3	100	109,881
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42	Baa2	150	151,829
Lincoln National Corp.,
Sr. Unsec’d. Notes
8.750%	07/01/19	Baa2	100	125,928
MetLife, Inc.,
Jr. Sub. Notes
10.750%	08/01/69	Baa2	300	419,250
Principal Financial Group, Inc.,
Gtd. Notes
7.875%	05/15/14	A3	100	111,368
Willis North America, Inc.,
Gtd. Notes
7.000%	09/29/19	Baa3	100	115,885

				1,193,251

Internet — 0.1%
Equinix, Inc.,
Sr. Unsec’d. Notes
8.125%	03/01/18	Ba2	118	130,685
Google, Inc.,
Sr. Unsec’d. Notes
3.625%	05/19/21	Aa2	250	276,866

				407,551

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Machinery–Construction & Mining — 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
7.900%	12/15/18	A2		$236	$318,249

Media — 0.4%
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42	Baa1		105	105,048
6.300%	11/15/17	Baa1		200	240,451
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.150%	03/15/42	Baa2		275	276,773
6.375%	03/01/41	Baa2		150	171,741
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2		200	229,614
Time Warner Cable, Inc.,
Gtd. Notes
8.750%	02/14/19	Baa2		200	265,915
Walt Disney Co. (The),
Sr. Unsec’d. Notes
2.750%	08/16/21	A2		98	99,504

					1,389,046

Metals & Mining — 0.1%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42(a)	Baa1		175	187,477
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.875%	11/21/16	A1		115	117,800
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
3.550%	03/01/22	Baa3		125	122,985

					428,262

Multi-National — 0.3%
Corp. Andina De Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	06/15/22	A1		121	123,593
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
4.500%	03/07/17	Aaa	AUD	240	254,330
International Finance Corp. (Supranational Bank),
Sr. Unsub. Notes, MTN
5.750%	07/28/20	Aaa	AUD	265	302,979
Nordic Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
4.125%	03/16/17	Aaa	NZD	232	190,436

					871,338

Oil & Gas — 1.0%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
8.700%	03/15/19	Ba1		200	261,433
Berry Petroleum Co.,
Sr. Unsec’d. Notes
10.250%	06/01/14	B2		145	162,400

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Bill Barrett Corp.,
Gtd. Notes
7.625%	10/01/19	B1	$80	$80,000
9.875%	07/15/16	B1	115	127,075
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16(a)	A2	308	327,591
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	A1	175	213,417
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19	B3	160	158,800
Hornbeck Offshore Services, Inc.,
Gtd. Notes
8.000%	09/01/17	Ba3	145	155,694
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
8.625%	04/15/20	B2	100	107,750
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	A1	52	52,327
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	250	269,443
6.750%	01/27/41	A3	75	87,974
Phillips 66,
Gtd. Notes, 144A
5.875%	05/01/42(a)	Baa1	175	188,385
Plains Exploration & Production Co.,
Gtd. Notes
6.625%	05/01/21	B1	81	81,810
Pride International, Inc.,
Gtd. Notes
8.500%	06/15/19	Baa1	350	452,020
Sempra Energy,
Sr. Unsec’d. Notes
9.800%	02/15/19	Baa1	100	138,607
Transocean, Inc. (Cayman Islands),
Gtd. Notes
6.375%	12/15/21	Baa3	100	114,377
Weatherford International Ltd. (Bermuda),
Gtd. Notes
5.950%	04/15/42(a)	Baa2	100	105,190

				3,084,293

Paper & Forest Products — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
9.375%	05/15/19	Baa3	150	201,370

Pharmaceuticals — 0.1%
Express Scripts Holding Co.,
Gtd. Notes, 144A
2.650%	02/15/17	Baa3	100	101,737
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/08/17(a)	A1	160	160,290

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. BV (Curacao),
Gtd. Notes
3.650%	11/10/21	A3	$120	$126,213

				388,240

Pipelines — 0.4%
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.125%	04/01/21	B1	80	82,400
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	Baa2	100	105,659
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
5.000%	10/01/21	Ba1	150	162,289
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
9.700%	03/15/19	Baa3	250	320,556
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22(a)	Baa2	175	177,295
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.650%	02/15/22	Baa2	100	102,886
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.375%	06/01/21	Baa3	150	166,034

				1,117,119

Real Estate — 0.1%
ProLogis LP,
Gtd. Notes
6.625%	05/15/18	Baa2	150	173,014
Toys R Us Property Co. I LLC,
Gtd. Notes
10.750%	07/15/17	B3	40	43,700
WEA Finance LLC,
Gtd. Notes, 144A
4.625%	05/10/21	A2	200	211,366

				428,080

Real Estate Investment Trusts — 0.5%
American Tower Corp.,
Sr. Unsec’d. Notes
4.700%	03/15/22	Baa3	120	123,190
Brandywine Operating Partnership LP,
Gtd. Notes
7.500%	05/15/15	Baa3	100	111,042
Digital Realty Trust LP,
Gtd. Notes
5.875%	02/01/20	Baa2	200	220,304
Felcor Lodging LP,
Sr. Sec’d. Notes
10.000%	10/01/14	B2	80	91,200
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
5.500%	07/15/21	Baa2	200	211,998

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes
10.350%	04/01/19	A3	$250	$350,702
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Part,
Sr. Unsec’d. Notes
5.000%	08/15/18	Ba1	200	202,863
Sr. Housing Properties Trust,
Sr. Unsec’d. Notes
6.750%	04/15/20	Baa3	150	162,608
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.750%	06/01/21	Baa2	160	166,214

				1,640,121

Retail — 0.4%
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
7.507%	01/10/32	Baa2	238	296,001
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.400%	04/01/21	A3	50	57,712
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.900%	12/01/16	Ba1	200	230,532
Target Corp.,
Sr. Unsec’d. Notes
4.000%	07/01/42	A2	260	256,106
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37	Aa2	334	471,080

				1,311,431

Schools — 0.1%
George Washington University (The),
Unsec’d. Notes
1.827%	09/15/17	A1	44	44,320
3.485%	09/15/22	A1	300	315,930

				360,250

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	06/01/19	Aaa	200	233,154

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	02/15/17	A2	212	212,271
3.000%	02/15/22	A2	501	508,960
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes, 144A
7.750%	05/01/17	Baa3	225	243,844
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40	A1	175	216,639
Frontier Communications Corp.,
Sr. Unsec’d. Notes
7.875%	01/15/27	Ba2	125	110,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	Baa3		$175	$196,907
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
8.750%	11/01/18	A3		240	329,891
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
8.375%	10/15/19	Ba2		100	112,375
Windstream Corp.,
Gtd. Notes
7.000%	03/15/19(a)	Ba3		100	102,500

					2,033,387

Transportation — 0.2%
Burlington Northern and Santa Fe Railway Co. 2006-1 Pass-Through Trust, Pass-Through Certificates
5.720%	01/15/24	Aa2		90	106,269
CSX Transportation, Inc.,
Gtd. Notes
6.251%	01/15/23	A2		421	492,778
Ship Finance International Ltd. (Bermuda),
Gtd. Notes
8.500%	12/15/13	B3		100	99,000

					698,047

TOTAL CORPORATE BONDS (cost $30,009,394)					30,122,533

FOREIGN GOVERNMENT BONDS — 0.9%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.250%	07/21/17	Aaa	AUD	596	657,513
Canadian Government Bond (Canada),
Unsec’d. Notes
1.000%	02/01/15	Aaa	CAD	180	176,430
Malaysian Government (Malaysia),
Sr. Unsec’d. Notes
4.262%	09/15/16	A3	MYR	875	287,591
New South Wales Treasury Corp. (Australia),
Sr. Unsec’d. Notes
6.000%	04/01/16	Aaa	AUD	246	274,809
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
6.000%	12/15/17	Aaa	NZD	800	738,161
Queensland Treasury Corp. (Australia),
Sr. Unsec’d. Notes
6.000%	04/21/16	Aa1	AUD	250	276,460
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
12.500%	01/05/22	Baa3	BRL	425	293,596
South Africa Government Bond (South Africa),
Unsec’d. Notes
6.250%	03/31/36	A3	ZAR	3,150	294,657

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,940,048)					2,999,217

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Fannie Mae,
Series 2012-75, Class DI, IO
5.500%(c)	09/25/41	Aaa	$1,160	$128,927
Fannie Mae REMICS,
Series 2005-69, Class AG
5.000%	08/25/35	Aaa	109	123,294
Freddie Mac REMICS,
Series 3634, Class BA
4.500%	08/15/27	Aaa	59	61,659
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 5A3
5.383%(c)	11/25/34	Ba2	78	74,944
Thornburg Mortgage Securities Trust,
Series 2007-4, Class 3A1
6.147%(c)	09/25/37	B2	108	108,616
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR14, Class A1
5.346%(c)	08/25/35	Ba2	184	182,455

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $689,635)				679,895

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.7%
Federal Farm Credit Banks
0.270%(c)	09/22/15		1,884	1,883,254
1.990%	03/14/19		416	416,029
Federal Home Loan Bank of Chicago
5.625%	06/13/16		425	489,803
Federal Home Loan Banks
0.875%	11/03/15		305	305,009
1.950%	05/03/19		60	60,164
1.970%	03/26/19		250	250,018
4.000%	12/09/31		185	184,662
5.500%	07/15/36(a)		950	1,281,430
Federal Home Loan Mortgage Corp.
2.000%	03/08/27		267	268,138
5.625%	11/23/35		873	989,486
6.750%	03/15/31		567	870,050
Federal National Mortgage Assoc.
0.750%	02/24/15		115	115,619
1.500%	06/05/17		49	49,166
1.750%	10/09/26		375	375,036
3.000%	12/01/26-06/01/42		1,659	1,719,202
3.500%	02/01/41-05/01/42		3,136	3,305,512
4.000%	12/01/40-04/01/42		6,847	7,305,446
4.500%	05/01/40-06/01/41		2,868	3,087,872
5.000%	02/01/36		1,435	1,557,312
5.380%	11/13/28		78	86,248
5.500%	08/01/37		782	858,291
6.000%	04/18/36		1,678	1,959,973
6.250%	05/15/29		232	334,089
Tennessee Valley Authority
5.880%	04/01/36		143	199,082

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $27,836,489)				27,950,891

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Bonds
3.000%	05/15/42(a)	$215	$225,179
3.125%	11/15/41-02/15/42	372	399,598
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.500%	04/15/15	793	873,985
0.625%	04/15/13	2,009	2,190,063
1.250%	04/15/14	824	924,702
1.875%	07/15/13	196	251,395
3.000%	07/15/12	98	125,431
U.S. Treasury Notes
0.875%	01/31/17-04/30/17	561	565,616
1.000%	08/31/16-03/31/17	1,655	1,680,799
1.875%	04/30/14	3,250	3,341,406
2.125%	08/15/21	3,500	3,678,829
2.375%	06/30/18	2,250	2,438,964

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,720,389)			16,695,967

TOTAL LONG-TERM INVESTMENTS (cost $308,375,485)			304,799,210

Shares

SHORT-TERM INVESTMENTS — 14.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.2%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $45,615,036; includes $30,426,711 of cash collateral received for securities on loan)(b)(w)(Note 4)	45,615,036	45,615,036

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATION(n) — 0.1%
Canadian Treasury Bills (cost $356,097)
1.150%	03/14/13	CAD	360	351,185

TOTAL SHORT-TERM INVESTMENTS (cost $45,971,133)				45,966,221

TOTAL INVESTMENTS — 109.0% (cost $354,346,618)				350,765,431
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (9.0)%				(28,887,523)

NET ASSETS — 100.0%				$321,877,908

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
IO	Interest Only
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

NR	Not Rated by Moody’s or Standard & Poor’s
QMTF	Quote Multilateral Trading Facility
PRFC	Preference Shares
REMICS	Real Estate Mortgage Investment Conduit
TIPS	Treasury Inflation Protected Securities
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
ZAR	South African Rand
*	Non-income producing security.
†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,444,476; cash collateral of $30,426,711 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
New Zealand Dollar,
Expiring 07/05/12	Westpac Banking Corp.	NZD	242	$191,291	$193,363	$2,072

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Australian Dollar,
Expiring 09/07/12	Westpac Banking Corp.	AUD	1,455	$1,404,899	$1,479,599	$(74,700)
Expiring 09/07/12	Westpac Banking Corp.	AUD	272	266,422	276,141	(9,719)
Canadian Dollar,
Expiring 08/23/12	Toronto Dominion	CAD	490	475,396	480,674	(5,278)
New Zealand Dollar,
Expiring 08/10/12	Westpac Banking Corp.	NZD	564	440,853	449,984	(9,131)
Expiring 08/10/12	Westpac Banking Corp.	NZD	366	272,022	292,114	(20,092)
Expiring 08/10/12	Westpac Banking Corp.	NZD	242	190,814	192,880	(2,066)

				$3,050,406	$3,171,392	$(120,986)

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$170,058,011	$50,781,965	$—
Exchange Traded Funds	804,332	—	—
Preferred Stock	177,450	—	—
Asset-Backed Securities	—	1,049,364	—
Commercial Mortgage-Backed Securities	—	3,418,390	61,195
Corporate Bonds	—	30,122,533	—
Foreign Government Bonds	—	2,999,217	—
Foreign Treasury Obligation	—	351,185	—
Residential Mortgage-Backed Securities	—	679,895	—
U.S. Government Agency Obligations	—	27,950,891	—
U.S. Treasury Obligations	—	16,695,967	—
Affiliated Money Market Mutual Fund	45,615,036	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(118,914)	—

Total	$216,654,829	$133,930,493	$61,195

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (9.5% represents investments purchased with collateral from securities on loan)	14.2%
U.S. Government Agency Obligations	8.7
Oil & Gas	7.9
U.S. Treasury Obligations	5.2
Insurance	5.0
Commercial Banks	4.6
Pharmaceuticals	4.4
Computers	4.1
Diversified Financial Services	3.8
Retail	3.6
Telecommunications	3.2
Commercial Services	3.1
Healthcare Services	3.0
Software	2.6
Chemicals	2.2
Media	2.1
Aerospace & Defense	2.0
Electronics	1.9
Healthcare Products	1.6
Engineering & Construction	1.5
Internet	1.5
Food	1.4
Semiconductors	1.4
Miscellaneous Manufacturers	1.2
Commercial Mortgage-Backed Securities	1.1

Environmental Control	1.1%
Pipelines	1.1
Electric	1.0
Metals & Mining	0.9
Foreign Government Bonds	0.9
Beverages	0.9
Diversified Machinery	0.8
Auto Parts & Equipment	0.8
Electronic Components & Equipment	0.7
Industrial Products	0.7
Distribution/Wholesale	0.6
Transportation	0.6
Apparel	0.6
Real Estate	0.5
Real Estate Investment Trusts	0.5
Computer Services & Software	0.5
Cosmetics/Personal Care	0.5
Paper & Forest Products	0.5
Investment Companies	0.4
Entertainment & Leisure	0.3
Containers & Packaging	0.3
Asset-Backed Securities	0.3
Financial — Bank & Trust	0.3
Advertising	0.3
Multi-National	0.3
Agriculture	0.3
Hotels & Motels	0.3
Building Materials	0.3
Exchange Traded Funds	0.2
Residential Mortgage-Backed Securities	0.2
Machinery — Construction & Mining	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Water	0.2%
Airlines	0.1
Automobile Manufacturers	0.1
Schools	0.1
Foreign Treasury Obligations	0.1
Biotechnology	0.1

Cosmetics & Toiletries	0.1

109.0
Liabilities in excess of other assets	(9.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$2,072	Unrealized depreciation on foreign currency forward contracts	$120,986

The effects of derivative instruments on the Statement of Operations for the period April 30, 2012* through June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$6,485

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(118,914)

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $30,444,476:
Unaffiliated investments (cost $308,731,582)	$305,150,395
Affiliated investments (cost $45,615,036)	45,615,036
Foreign currency, at value (cost $99,085)	98,648
Receivable for investments sold	2,507,855
Dividends and interest receivable	1,015,487
Receivable for fund share sold	995,466
Tax reclaim receivable	26,350
Unrealized appreciation on foreign currency forward contracts	2,072
Prepaid expenses	749

Total Assets	355,412,058

LIABILITIES:
Payable to broker for collateral for securities on loan	30,426,711
Payable for investments purchased	2,821,230
Unrealized depreciation on foreign currency forward contracts	120,986
Advisory fees payable	94,443
Accrued expenses and other liabilities	63,583
Shareholder servicing fees payable	6,605
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	100

Total Liabilities	33,534,150

NET ASSETS	$321,877,908

Net assets were comprised of:
Paid-in capital	$303,709,900
Retained earnings	18,168,008

Net assets, June 30, 2012	$321,877,908

Net asset value and redemption price per share, $321,877,908 / 33,441,831 outstanding shares of beneficial interest	$9.63

STATEMENT OF OPERATIONS

(Unaudited)

April 30, 2012* through June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $53,233 foreign withholding tax)	$984,766
Unaffiliated interest income	276,171
Affiliated dividend income	10,568
Affiliated income from securities lending, net	4,204

1,275,709

EXPENSES
Advisory fees	410,359
Shareholder servicing fees and expenses	48,278
Custodian and accounting fees	19,000
Audit fee	8,000
Legal fees and expenses	6,000
Shareholders’ reports	3,000
Trustees’ fees	2,000
Transfer agent’s fees and expenses (including affiliated expense of $700) (Note 4)	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	1,042

Total expenses	500,679
Less: advisory fee waivers and/or expense reimbursement	(632)

Net expenses	500,047

NET INVESTMENT INCOME	775,662

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	24,986,937
Foreign currency transactions	(2,652)

24,984,285

Net change in unrealized appreciation (depreciation) on:
Investments	(35,980,283)
Foreign currencies	(119,955)

(36,100,238)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(11,115,953)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,340,291)

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

April 30, 2012* though June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$775,662
Net realized gain (loss) on investment and foreign currency transactions	24,984,285
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,100,238)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(10,340,291)

DISTRIBUTIONS	(3,890,798)

FUND SHARE TRANSACTIONS:
Fund share sold [1,724,282 shares]	16,483,409
Fund share issued in reinvestment of distributions [411,725 shares]	3,890,798
Net asset value of shares issued in merger [37,338,425 shares] (Note 10)	373,354,376
Fund share repurchased [6,032,601 shares]	(57,619,586)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	336,108,997

TOTAL INCREASE IN NET ASSETS	321,877,908
NET ASSETS:
Beginning of period	—

End of period	$321,877,908

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 89.7%
Argentina — 0.6%
Arcos Dorados Holdings, Inc. (Class A Stock)(a)	30,100	$444,878
Banco Macro SA, ADR*	30,590	396,446
BBVA Banco Frances SA, ADR*	54,800	182,484
Cresud SACIF y A, ADR	145,601	1,043,959
Grupo Financiero Galicia SA, ADR(a)	106,030	493,040
IRSA Inversiones y Representaciones SA, ADR	26,280	186,325
MercadoLibre, Inc.	17,800	1,349,240
Pampa Energia SA, ADR*	44,400	184,260
Petrobras Argentina SA (Class B Stock)*(g)	48,072	53,413
Petrobras Argentina SA, ADR*	125,744	955,654
Telecom Argentina SA, ADR	73,930	873,113
Transportadora de Gas del Sur SA, ADR*	68,030	122,454

		6,285,266

Botswana — 0.4%
Barclays Bank of Botswana Ltd.(g)	272,230	256,117
Botswana Insurance Holdings Ltd.(g)	425,050	570,638
First National Bank of Botswana(g)	2,827,716	1,073,019
Letshego Holdings Ltd.(g)	8,368,728	1,533,067
Sechaba Breweries Ltd.(g)	464,634	764,223
Standard Chartered Bank Botswana Ltd.(g)	245,110	296,993

		4,494,057

Brazil — 2.9%
All America Latina Logistica SA	130,800	552,245
Banco do Brasil SA	115,475	1,118,242
Banco Santander Brasil SA	80,900	619,488
BM&FBOVESPA SA	258,799	1,305,270
BR Malls Participacoes SA(g)	59,500	673,948
BR Properties SA	25,700	300,697
BRF – Brasil Foods SA	110,760	1,668,155
Brookfield Incorporacoes SA(g)	66,400	111,080
CCR SA	190,900	1,548,300
CETIP SA – Mercados Organizados	35,500	443,463
Cia de Saneamento Basico do Estado de
Sao Paulo	27,000	1,023,002
Cia de Saneamento de Minas Gerais-COPASA	17,400	377,282
Cia Energetica de Minas Gerais, ADR	54,750	1,008,495
Cia Hering(g)	25,600	486,253
Cia Siderurgica Nacional SA	93,300	528,166
Cielo SA	88,080	2,576,400
Cosan SA Industria e Comercio	26,500	405,449
CPFL Energia SA	44,100	552,650
Cyrela Brazil Realty SA Empreendimentos e Participacoes	58,900	434,015
Diagnosticos da America SA	76,200	498,136
EcoRodovias Infrastructura e Logistica SA	27,100	218,446
EDP – Energias do Brasil SA	69,000	446,258
Embraer SA	72,000	473,906
Embraer SA, ADR	31,600	838,348
Even Construtora e Incorporadora SA(g)	64,600	218,710
Hypermarcas SA*	83,000	488,867
Iochpe-Maxion SA	22,500	258,103
JBS SA*	143,200	429,921
Light SA	23,000	282,275
Localiza Rent a Car SA	27,600	415,134

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Brazil (continued)
Lojas Renner SA	22,500	$629,014
Marfrig Alimentos SA*(g)	34,840	165,483
MRV Engenharia e Participacoes SA(g)	62,000	285,536
Multiplan Empreendimentos Imobiliarios SA(g)	13,200	322,031
Natura Cosmeticos SA	33,700	776,853
OGX Petroleo e Gas Participacoes SA*	156,100	427,458
Oi SA	15,858	75,086
Oi SA, ADR(a)	24,700	304,798
PDG Realty SA Empreendimentos e Partici-pacoes(g)	251,300	441,667
Petroleo Brasileiro SA, ADR(a)	109,800	1,991,772
Qualicorp SA*(g)	55,600	481,396
Redecard SA(g)	86,400	1,413,114
Souza Cruz SA	74,900	1,088,166
Tim Participacoes SA	176,033	964,084
Totvs SA	46,600	897,894
Tractebel Energia SA	29,400	538,817
Ultrapar Participacoes SA(g)	39,400	896,088
Weg SA	58,200	559,253

		32,559,214

Bulgaria — 0.1%
CB First Investment Bank AD*(g)	155,563	149,379
Central Cooperative Bank AD*(g)	87,402	30,916
Chimimport AD*(g)	265,946	163,016
Corporate Commercial Bank AD*(g)	3,940	191,760
Industrial Holding Bulgaria PLC*(g)	72,512	30,202
MonBat AD(g)	48,227	133,829
Olovno Tzinkov Komplex AD*(g)	9,086	11,757
Petrol AD*(g)	90,727	257,165
Sopharma AD Sofia(g)	197,237	288,112

		1,256,136

Chile — 3.3%
Administradora de Fondos de Pensiones
Provida SA, ADR	4,700	392,121
AES Gener SA	628,200	361,928
Almendral SA	2,494,900	333,816
Antarchile SA	33,100	515,454
Banco de Chile	23,858,871	3,349,057
Banco de Credito e Inversiones	26,969	1,678,029
Banco Santander Chile	23,163,450	1,726,793
Banmedica SA	148,000	263,045
Besalco SA	196,700	349,602
CAP SA	33,150	1,221,403
Cencosud SA	338,822	1,864,790
Cia Cervecerias Unidas SA, ADR	10,900	679,724
Cia General de Electricidad SA(g)	91,310	414,109
Cia Sud Americana de Vapores SA*	1,975,000	235,462
Colbun SA*	2,973,750	825,464
CorpBanca SA	47,595,300	599,753
Embotelladora Andina SA (Class B Stock), ADR	23,250	750,975
Empresa Nacional de Telecomunicaciones SA	1,044,700	1,771,974
Empresas CMPC SA	444,720	1,767,335
Empresas COPEC SA	167,450	2,471,204
Empresas La Polar SA*	274,550	172,707
Enersis SA	3,656,700	1,376,365

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Chile (continued)
Enersis SA, ADR	10,400	$194,480
ENTEL Chile SA	38,750	735,147
Inversiones Aguas Metropolitanas SA	126,600	212,117
Lan Airlines SA, ADR(a)	64,650	1,687,365
Latam Airlines Group SA, BDR	21,870	570,569
Masisa SA	1,801,650	181,658
Parque Arauco SA	226,800	403,099
Quinenco SA	97,600	268,778
Ripley Corp. SA	377,100	356,955
SACI Falabella	363,850	3,324,241
Salfacorp SA	330,000	682,077
Sigdo Koppers SA	238,919	582,089
Sociedad Matriz SAAM SA*	2,205,812	237,871
Sociedad Quimica y Minera de Chile SA, ADR	34,200	1,903,914
Sonda SA	358,925	1,008,502
Vina Concha y Toro SA	238,950	467,641
Vina Concha y Toro SA, ADR	2,800	111,776

		36,049,389

China — 8.9%
AAC Technologies Holdings, Inc.	96,000	279,375
Agricultural Bank of China Ltd. (Class H Stock)	2,458,000	995,526
Air China Ltd. (Class H Stock)	394,000	233,901
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	463,359
Anhui Conch Cement Co. Ltd. (Class H Stock)	170,000	467,750
AsiaInfo-Linkage, Inc.*(a)	26,200	308,898
AviChina Industry & Technology Co. Ltd. (Class H Stock)	692,000	230,367
Baidu, Inc., ADR*	40,100	4,610,698
Bank of China Ltd. (Class H Stock)	6,353,000	2,440,346
Bank of Communications Co. Ltd. (Class H Stock)	692,800	470,220
BBMG Corp. (Class H Stock)	342,000	241,121
Beijing Capital International Airport Co. Ltd. (Class H Stock)	366,000	223,617
Beijing Enterprises Holdings Ltd.	83,000	500,801
Brilliance China Automotive Holdings Ltd.*	842,000	744,169
BYD Co. Ltd. (Class H Stock)*	194,000	372,126
Chaoda Modern Agriculture Holdings Ltd.*(g)	821,520	1,059
China Agri-Industries Holdings Ltd.	804,000	443,492
China CITIC Bank Corp. Ltd. (Class H Stock)	1,685,000	871,004
China Coal Energy Co. Ltd. (Class H Stock)	623,000	517,261
China Communications Construction Co. Ltd. (Class H Stock)	984,000	873,474
China Communications Services Corp. Ltd. (Class H Stock)*	638,000	317,151
China Construction Bank Corp. (Class H Stock)	7,648,670	5,284,271
China COSCO Holdings Co. Ltd. (Class H Stock)*	1,014,500	455,342
China Everbright International Ltd.	578,000	274,206
China Everbright Ltd.	172,000	245,788
China High Speed Transmission Equipment Group Co. Ltd.*	619,000	194,444

	Shares	Value (Note 2)

COMMON STOCKS (continued)
China (continued)
China International Marine Containers Group Co. Ltd. (Class B Stock)	185,700	$237,488
China Life Insurance Co. Ltd. (Class H Stock)	845,000	2,225,311
China Longyuan Power Group Corp. (Class H Stock)	701,000	462,926
China Mengniu Dairy Co. Ltd.	247,000	654,055
China Merchants Bank Co. Ltd. (Class H Stock)	424,769	805,400
China Merchants Holdings International Co. Ltd.	170,000	520,073
China Minsheng Banking Corp Ltd. (Class H Stock)	507,500	454,451
China Mobile Ltd.	978,500	10,741,475
China National Building Material Co. Ltd. (Class H Stock)	516,000	563,741
China Oilfield Services Ltd. (Class H Stock)	324,000	470,491
China Overseas Land & Investment Ltd.	508,720	1,198,046
China Pacific Insurance Group Co. Ltd. (Class H Stock)	171,400	559,343
China Petroleum & Chemical Corp. (Class H Stock)	2,240,000	2,001,949
China Railway Group Ltd. (Class H Stock)	560,000	236,479
China Resources Enterprise Ltd.	256,000	764,868
China Resources Land Ltd.	324,000	669,956
China Resources Power Holdings Co. Ltd.	355,400	734,119
China Shanshui Cement Group Ltd.	551,000	380,134
China Shenhua Energy Co. Ltd. (Class H Stock)	472,000	1,670,080
China Shineway Pharmaceutical Group Ltd.	200,000	291,069
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	268,423
China Shipping Development Co. Ltd. (Class H Stock)	590,000	278,030
China Taiping Insurance Holdings Co. Ltd.*	201,800	328,663
China Telecom Corp. Ltd. (Class H Stock)	2,622,000	1,150,914
China Unicom Hong Kong Ltd.	1,002,052	1,260,061
China Vanke Co. Ltd. (Class B Stock)*	137,500	181,268
China Yurun Food Group Ltd.	389,000	343,595
Chongqing Changan Automobile Co. Ltd. (Class B Stock)	743,904	297,663
CITIC Pacific Ltd.	343,000	523,518
CNOOC Ltd.	2,157,000	4,348,769
COSCO Pacific Ltd.	296,000	406,141
Country Garden Holdings Co.*	1,021,831	405,754
Ctrip.com International Ltd., ADR*(a)	65,600	1,099,456
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	353,013
Dongfang Electric Corp. Ltd. (Class H Stock)	80,600	165,274
Dongfeng Motor Group Co. Ltd. (Class H Stock)	478,000	747,141
Evergrande Real Estate Group Ltd.	746,000	386,350
Focus Media Holding Ltd., ADR	29,800	699,704
Golden Eagle Retail Group Ltd.	242,000	495,662
Guangdong Investment Ltd.	756,000	547,272
Guangzhou Automobile Group Co. Ltd. (Class H Stock)*	717,909	603,540
Home Inns & Hotels Management, Inc., ADR*	16,400	371,624

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
China (continued)
Huaneng Power International, Inc. (Class H Stock)	1,074,000	$812,119
Industrial & Commercial Bank of China Ltd. (Class H Stock)	6,438,000	3,609,069
Inner Mongolia Yitai Coal Co. (Class B Stock)*	100,892	569,636
Jiangsu Expressway Co. Ltd. (Class H Stock)	274,000	257,965
Jiangxi Copper Co. Ltd. (Class H Stock)	195,000	434,181
Kingboard Chemical Holdings Ltd.	137,500	267,797
Kunlun Energy Co. Ltd.	612,000	985,919
Lee & Man Paper Manufacturing Ltd.	275,000	111,214
Lenovo Group Ltd.	722,000	616,105
Li Ning Co. Ltd.	367,000	206,492
Maanshan Iron & Steel (Class H Stock)*	1,180,000	272,443
Mindray Medical International Ltd., ADR	21,600	654,264
NetEase, Inc., ADR*	10,800	635,580
New Oriental Education & Technology Group, Inc., ADR*	83,300	2,040,850
Nine Dragons Paper Holdings Ltd.	289,000	163,599
NVC Lighting Holdings Ltd.	687,000	130,732
Parkson Retail Group Ltd.	493,500	440,846
PetroChina Co. Ltd. (Class H Stock)	2,898,000	3,750,771
PICC Property & Casualty Co. Ltd. (Class H Stock)	256,000	291,189
Ping An Insurance Group Co. (Class H Stock)	185,000	1,495,884
Poly (Hong Kong) Investments Ltd.*	323,000	176,031
Ports Design Ltd.(g)	82,500	86,309
Real Gold Mining Ltd.(g)	209,000	118,671
Semiconductor Manufacturing International Corp.*	3,851,000	128,152
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	648,000	723,350
Shanghai Electric Group Co. Ltd. (Class H Stock)	1,012,000	414,506
Shanghai Haixin Group Co. (Class B Stock)*	451,500	184,212
Shanghai Industrial Holdings Ltd.	79,000	209,778
Shimao Property Holdings Ltd.	199,500	309,218
Sihuan Pharmaceutical Holdings Group Ltd.	988,000	360,944
SINA Corp.*(a)	13,900	720,159
Sino Biopharmaceutical Ltd.	548,000	198,747
Sino-Ocean Land Holdings Ltd.	701,000	351,270
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	681,623
Soho China Ltd.	315,000	241,788
Sohu.com, Inc.*(a)	10,500	468,720
Suntech Power Holdings Co. Ltd., ADR*(a)	84,600	159,048
Tencent Holdings Ltd.	135,500	4,001,489
Tingyi Cayman Islands Holding Corp.	326,000	839,908
Tsingtao Brewery Co. Ltd. (Class H Stock)*	62,000	354,285
VODone Ltd.	2,076,800	171,931
Want Want China Holdings Ltd.	1,224,400	1,514,142
Weichai Power Co. Ltd. (Class H Stock)*	135,000	539,251
Wumart Stores, Inc. (Class H Stock)*	137,000	278,520
WuXi PharmaTech Cayman, Inc., ADR*	11,900	168,028
Yandex NV*(a)	46,500	885,825
Yangzijiang Shipbuilding Holdings Ltd.	635,000	509,242
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	51,090	345,287

	Shares	Value (Note 2)

COMMON STOCKS (continued)
China (continued)
Yanzhou Coal Mining Co. Ltd. (Class H Stock)*	304,000	$479,065
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	160,000	210,379
Zhejiang Expressway Co. Ltd. (Class H Stock)	374,000	248,204
Zhongsheng Group Holdings Ltd.	270,000	330,018
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	507,655
Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (Class H Stock)*	270,400	347,786
ZTE Corp. (Class H Stock)	138,808	270,752

		98,244,003

Colombia — 1.5%
Almacenes Exito SA	110,258	1,824,261
Banco Davivienda SA	19,100	235,245
Banco de Bogota SA(g)	32,477	914,396
BanColombia SA, ADR	32,300	1,997,432
Cementos Argos SA	75,900	301,816
Corporacion Financiera Colombiana	18,614	318,416
Ecopetrol SA	1,098,300	3,064,565
Empresa de Energia de Bogota SA	1,075,300	600,078
Grupo Aval Acciones y Valores(g)	1,531,200	987,608
Grupo de Inversiones Suramericana SA	72,900	1,247,045
Grupo Nutresa SA(g)	133,182	1,553,687
Grupo Odinsa SA	50,868	265,042
Interconexion Electrica SA ESP	240,000	1,534,514
Inversiones Argos SA	82,900	762,523
Isagen SA ESP	708,100	951,163
Tableros y Maderas de Caldas SA	20,421,700	111,788
Textiles Fabricato Tejicondor SA*	4,281,100	222,102

		16,891,681

Croatia — 0.4%
Atlantska Plovidba dd*(g)	2,227	103,631
Dalekovod dd*(g)	9,170	168,889
Ericsson Nikola Tesla(g)	2,615	433,312
Hrvatski Telekom dd(g)	62,945	2,172,948
Koncar-Elektroindustrija dd*(g)	2,810	243,993
Petrokemija dd*(g)	14,297	599,475
Podravka dd*(g)	14,200	552,946
Zagrebacka Banka dd(g)	55,500	355,996

		4,631,190

Czech Republic — 1.4%
CEZ A/S	171,850	5,938,836
Komercni Banka A/S	23,700	4,134,496
New World Resources PLC (Class A Stock)	198,100	1,014,744
Pegas Nonwovens SA*(g)	21,937	467,469
Philip Morris CR A/S	1,500	834,947
Telefonica 02 Czech Republic A/S	97,700	1,865,248
Unipetrol A/S*(g)	211,100	1,793,230

		16,048,970

Egypt — 0.1%
Orascom Telecom Holding SAE, GDR*	454,000	1,135,000

Estonia — 0.3%
AS Nordecon International*(g)	60,000	89,381
Merko Ehitus A/S(g)	32,608	259,521

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Estonia (continued)
Olympic Entertainment Group A/S*(g)	350,536	$580,232
Tallink Group Ltd.*(g)	2,334,200	1,817,483
Tallinna Kaubamaja A/S(g)	88,428	628,477
Tallinna Vesi A/S (Class A Stock)	21,500	201,341

		3,576,435

Ghana — 0.2%
CAL Bank Ltd.(g)	1,140,075	170,204
Ghana Commercial Bank Ltd.(g)	1,190,800	1,207,658
Standard Chartered Bank/Ghana(g)	13,000	308,453

		1,686,315

Hungary — 1.7%
Egis Pharmaceuticals PLC	9,054	588,130
Magyar Telekom Telecommunications PLC	1,395,940	2,754,503
MOL Hungarian Oil and Gas PLC*	67,530	4,890,633
OTP Bank PLC*	370,400	5,889,733
Richter Gedeon Nyrt(g)	29,300	4,835,566

		18,958,565

India — 6.1%
ACC Ltd.	16,000	365,234
Adani Enterprises Ltd.*	82,600	331,956
Adani Power Ltd.*	366,900	332,075
Ambuja Cements Ltd.	141,100	442,757
Amtek Auto Ltd.	78,090	149,565
Apollo Hospitals Enterprise Ltd.	29,000	320,618
Asian Paints Ltd.	8,900	621,283
Axis Bank Ltd.	52,500	965,871
Bajaj Auto Ltd.	13,700	388,823
Bank of Baroda	38,800	512,120
Bank of India	29,800	186,151
Bharat Heavy Electricals Ltd.	173,900	731,222
Bharti Airtel Ltd.*	491,780	2,707,373
Bosch Ltd.	2,600	425,028
Cairn India Ltd.*	90,580	503,199
Canara Bank	30,000	223,543
Cipla Ltd.	87,910	500,786
Coal India Ltd.	120,600	753,975
Colgate-Palmolive India Ltd.	9,600	207,182
Crompton Greaves Ltd.	69,000	150,654
Dabur India Ltd.	93,400	192,451
DLF Ltd.	73,930	265,712
Dr. Reddy’s Laboratories Ltd.	16,500	489,288
Essar Oil Ltd.*	157,350	155,975
GAIL India Ltd.*	136,900	869,542
Glaxosmithkline Pharmaceuticals Ltd.	4,500	163,346
Glenmark Pharmaceuticals Ltd.	33,390	218,204
Godrej Consumer Products Ltd.	26,000	269,902
Gujarat State Petronet Ltd.*	115,100	145,204
HCL Technologies Ltd.	58,300	500,640
HDFC Bank Ltd., ADR	71,850	2,342,310
Hero Honda Motors Ltd.	22,100	857,445
Hindalco Industries Ltd.	192,900	419,483
Hindustan Unilever Ltd.	214,100	1,748,343
Housing Development & Infrastructure Ltd.*	264,057	414,836
Housing Development Finance Corp.	212,700	2,508,190
ICICI Bank Ltd., ADR	62,580	2,028,218
Idea Cellular Ltd.*	426,760	582,620
IFCI Ltd.*	336,200	244,113

	Shares	Value (Note 2)

COMMON STOCKS (continued)
India (continued)
Indiabulls Infrastructure and Power Ltd.*	474,655	$19,773
Indiabulls Real Estate Ltd.	160,900	178,445
Indian Oil Corp. Ltd.*	141,000	645,845
Infosys Ltd., ADR(a)	132,330	5,962,790
Infrastructure Development Finance Co. Ltd.	320,670	791,191
ITC Ltd.	421,640	1,963,440
Jaiprakash Associates Ltd.	344,305	459,006
Jindal Steel & Power Ltd.*	91,260	776,560
JSW Energy Ltd.	299,700	283,773
JSW Steel Ltd.	28,700	351,923
Jubilant Foodworks Ltd.*	13,400	282,163
Kotak Mahindra Bank Ltd.	65,058	695,755
Larsen & Toubro Ltd., GDR	43,062	1,082,579
LIC Housing Finance Ltd.	91,600	445,593
Lupin Ltd.	49,799	481,246
Mahindra & Mahindra Ltd., GDR	71,660	867,086
Maruti Suzuki India Ltd.	23,290	490,584
Mundra Port & Special Economic Zone Ltd.*	219,700	479,704
Nestle India Ltd.	6,300	512,788
NHPC Ltd.	810,100	266,109
NTPC Ltd.*	569,600	1,636,420
Oil & Natural Gas Corp. Ltd.*	398,820	2,046,091
Oil India Ltd.	25,500	228,330
Oracle Financial Services Software Ltd.*	7,000	319,630
Piramal Healthcare Ltd.	20,147	191,346
Power Grid Corp. of India Ltd.*	510,490	1,044,357
Ranbaxy Laboratories Ltd., GDR*	33,030	291,325
Reliance Capital Ltd.*	48,100	312,168
Reliance Communications Ltd.*	464,000	532,764
Reliance Industries Ltd., GDR	163,000	4,319,500
Reliance Infrastructure Ltd.	83,250	840,950
Reliance Power Ltd.*	412,547	795,956
Rural Electrification Corp. Ltd.*	156,400	540,411
Satyam Computer Services Ltd.*	309,000	439,508
Sesa Goa Ltd.	137,100	475,532
Siemens India Ltd.	24,500	323,536
State Bank of India, GDR	15,438	1,196,445
Steel Authority of India Ltd.*	221,400	362,833
Sterlite Industries India Ltd.	296,720	554,338
Sun Pharmaceutical Industries Ltd.	102,150	1,171,046
Sun TV Network Ltd.*	27,500	149,873
Suzlon Energy Ltd.*	890,100	299,775
Tata Communications Ltd.	48,000	201,279
Tata Consultancy Services Ltd.	103,660	2,392,182
Tata Motors Ltd., ADR	39,290	862,808
Tata Power Co. Ltd.	362,100	685,106
Tata Steel Ltd.	61,990	495,066
Titan Industries Ltd.	53,800	216,634
Ultra Tech Cement Ltd.	20,800	566,578
Unitech Ltd.*	673,490	267,093
United Phosphorus Ltd.*	85,000	192,283
Videocon Industries Ltd.	38,300	117,954
Wipro Ltd.	110,933	801,208
Yes Bank Ltd.*	73,700	451,390
Zee Entertainment Enterprises Ltd.	172,100	455,277

		68,048,582

Indonesia — 3.1%
Adaro Energy Tbk PT	8,286,600	1,295,242
AKR Corporindo Tbk PT	692,500	258,853

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Indonesia (continued)
Astra Agro Lestari Tbk PT	207,000	$447,073
Astra International Tbk PT	4,476,500	3,300,070
Bakrie and Brothers Tbk PT*(g)	88,587,500	474,853
Bakrie Sumatera Plantations Tbk PT	6,323,500	124,038
Bakrie Telecom Tbk PT*	9,370,000	201,070
Bank Central Asia Tbk PT	3,870,500	3,027,298
Bank Danamon Indonesia Tbk PT	952,000	611,421
Bank Mandiri Persero Tbk PT	1,872,000	1,452,534
Bank Negara Indonesia Persero Tbk PT	1,958,000	805,073
Bank Pembangunan Daerah Jawa Barat
Dan Banten Tbk PT	1,720,700	170,514
Bank Rakyat Indonesia Persero Tbk PT	2,553,000	1,748,563
Bank Tabungan Negara Tbk PT	1,200,100	166,608
Barito Pacific Tbk PT*	1,361,500	73,200
Berlian Laju Tanker Tbk PT*(g)	6,511,500	67,940
Borneo Lumbung Energi & Metal Tbk PT*	2,017,000	121,715
Bumi Resources Tbk PT	8,198,000	982,220
Bumi Serpong Damai PT	2,500,000	317,659
Charoen Pokphand Indonesia Tbk PT	2,493,500	921,292
Delta Dunia Makmur Tbk PT*	4,597,100	196,109
Energi Mega Persada Tbk PT*	14,829,500	229,357
Gudang Garam Tbk PT	145,000	957,938
Indika Energy Tbk PT	2,277,000	456,380
Indo Tambangraya Megah Tbk PT	162,000	627,349
Indocement Tunggal Prakarsa Tbk PT	659,000	1,228,217
Indofood CBP Sukses Makmur Tbk PT*	449,000	277,633
Indofood Sukses Makmur Tbk PT	1,320,500	686,820
Indosat Tbk PT	783,500	364,405
International Nickel Indonesia Tbk PT	1,008,500	290,204
Jasa Marga PT	1,224,000	708,967
Kalbe Farma Tbk PT	1,609,500	650,908
Lippo Karawaci Tbk PT	7,070,500	606,106
Perusahaan Gas Negara Tbk PT	4,590,500	1,737,890
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	960,000	275,617
Semen Gresik Persero Tbk PT	1,036,000	1,257,332
Tambang Batubara Bukit Asam Tbk PT	317,000	499,495
Telekomunikasi Indonesia Tbk PT	4,364,500	3,813,195
Unilever Indonesia Tbk PT	324,500	795,846
United Tractors Tbk PT	941,000	2,165,103
Xl Axiata Tbk PT	706,300	465,938

		34,858,045

Jordan — 0.7%
Arab Bank PLC(g)	338,640	3,452,361
Arab Potash Co.(g)	22,363	1,311,289
Cairo Amman Bank(g)	107,158	363,376
Capital Bank of Jordan*(g)	192,403	323,503
Jordan Petroleum Refinery Co.*(g)	75,400	572,835
Jordan Phosphate Mines(g)	13,580	234,289
Jordan Steel	33,358	81,386
Jordan Telecom(g)	110,800	788,296
Jordanian Electric Power Co.(g)	107,467	444,900
Royal Jordanian Airlines*(g)	211,200	161,142
Taameer Jordan Holdings PSC*	404,950	125,876
Union Investment Corp.*	239,400	267,221

		8,126,474

Kazakhstan — 0.7%
Eurasian Natural Resources Corp. PLC	261,400	1,706,052

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Kazakhstan (continued)
Halyk Savings Bank of Kazakhstan JSC, GDR*(g)	253,891	$1,262,092
Kazakhmys PLC	146,400	1,659,859
Kazkommertsbank JSC, GDR*(g)	274,500	741,150
KazMunaiGas Exploration Production, GDR	123,600	2,088,840

		7,457,993

Kenya — 0.8%
Athi River Mining Ltd.*(g)	115,000	272,835
Bamburi Cement Co. Ltd.(g)	123,000	240,747
Barclays Bank of Kenya Ltd.(g)	5,641,100	873,266
Co-operative Bank of Kenya Ltd. (Class L Stock)(g)	4,062,720	539,768
East African Breweries Ltd.(g)	973,900	2,622,483
Equity Bank Ltd.(g)	2,683,100	676,345
Kenya Airways Ltd.(g)	628,600	97,683
Kenya Commercial Bank Ltd.	1,475,740	402,634
Kenya Electricity Generating Co. Ltd.(g)	1,664,200	169,776
Kenya Power & Lighting Co. Ltd.(g)	4,123,805	742,042
Mumias Sugar Co. Ltd.(g)	3,107,800	224,882
Safaricom Ltd.(g)	33,179,700	1,357,888
Standard Chartered Bank Kenya Ltd.(g)	84,127	200,588

		8,420,937

Kuwait — 1.4%
Agility	265,000	365,902
Al Ahli Bank of Kuwait(g)	234,937	494,869
Al-Qurain Petrochemicals Co.	600,000	427,219
Aviation Lease and Finance Co. KSCC	230,000	225,812
Boubyan Bank KSC*	245,000	542,306
Boubyan Petrochemicals Co.	427,500	900,482
Burgan Bank	227,252	346,667
Combined Group Contracting Co.	32,835	148,938
Commercial Bank of Kuwait SAK*	210,000	584,791
Commercial Facilities Co.	170,000	171,275
Gulf Bank KSC*	525,000	820,415
Gulf Cable & Electrical Industries Co.	67,500	278,086
Kuwait Cement Co.(g)	147,000	206,892
Kuwait Finance House	466,595	1,243,870
Kuwait Foods Americana(g)	117,500	536,951
Kuwait International Bank	200,000	183,774
Kuwait Pipes Industries & Oil Services Co.*	460,000	185,572
Kuwait Portland Cement Co.	66,000	202,195
Kuwait Projects Co. Holding KSC	372,067	436,268
Mabanee Co. SAKC	166,744	640,583
Mena Holding Group*(g)	19,000	—
Mobile Telecommunications Co. KSC	902,500	2,383,692
National Bank of Kuwait	723,052	2,630,211
National Industries Group Holding*	1,317,500	957,142
National Mobile Telecommunication Co. KSC	62,500	498,305
Sultan Center Food Products Co.*(g)	1,370,000	498,893

		15,911,110

Latvia — 0.1%
Grindeks*(g)	52,160	427,890
Latvian Shipping Co.*(g)	332,621	152,235
Ventspils Nafta*(g)	78,610	151,301

		731,426

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Lebanon — 0.3%
Banque Audi sal – Audi Saradar Group(g)	72,521	$410,469
Byblos Bank sal(g)	118,400	177,600
Solidere, GDR	206,339	2,731,928

		3,319,997

Lithuania — 0.1%
Apranga PVA(g)	78,286	182,207
Klaipedos Nafta PVA(g)	513,391	256,197
Lietuvos Dujos(g)	193,290	136,065
Pieno Zvaigzdes	111,220	260,583
Rokiskio Suris(g)	145,010	249,328
Siauliu Bankas*(g)	452,478	140,849

		1,225,229

Malaysia — 2.9%
AirAsia Bhd	494,900	560,143
Alliance Financial Group Bhd	174,800	230,639
AMMB Holdings Bhd	179,600	357,569
Axiata Group Bhd	521,125	902,091
Batu Kawan Bhd(g)	135,600	787,502
Berjaya Corp. Bhd	1,514,100	376,509
Berjaya Sports Toto Bhd	311,707	423,342
Boustead Holdings Bhd	225,760	379,591
British American Tobacco Malaysia Bhd	41,800	740,247
Bursa Malaysia Bhd	110,000	215,007
CIMB Group Holdings Bhd	526,000	1,260,506
Dialog Group Bhd	554,200	413,219
Digi.Com Bhd	547,000	734,618
Gamuda Bhd	814,000	903,934
Genting Bhd	403,500	1,204,958
Genting Malaysia Bhd	741,400	846,178
Hong Leong Bank Bhd	95,100	373,461
Hong Leong Financial Group Bhd	63,400	245,720
IJM Corp. Bhd	455,740	725,309
IOI Corp. Bhd	529,446	870,264
KNM Group Bhd*	1,096,400	245,774
Kuala Lumpur Kepong Bhd	110,100	800,059
Kulim Malaysia Bhd	290,700	432,006
Lafarge Malayan Cement Bhd	272,100	628,012
Malayan Banking Bhd	436,250	1,199,875
Malaysia Airports Holdings Bhd	135,800	238,558
Malaysia Marine and Heavy Engineering Holdings Bhd	205,700	345,514
Malaysian Resources Corp. Bhd	323,000	180,048
Maxis Bhd	417,000	841,648
MISC Bhd	241,380	352,776
MMC Corp. Bhd	347,200	286,568
Multi-Purpose Holdings Bhd	245,750	256,811
Parkson Holdings Bhd	328,791	476,578
Petronas Chemicals Group Bhd	1,076,100	2,205,329
Petronas Dagangan Bhd	148,700	992,137
Petronas Gas Bhd	79,800	453,991
Pharmaniaga Bhd(g)	1,732	5,552
PPB Group Bhd	118,100	595,564
Public Bank Bhd	268,537	1,167,120
RHB Capital Bhd	142,700	334,197
Sapurakencana Petroleum Bhd*	1,089,905	755,091
Sime Darby Bhd	830,400	2,598,423
Sunway Real Estate Investment Trust	778,200	334,165
Tan Chong Motor Holdings Bhd	105,800	150,395

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Malaysia (continued)
Telekom Malaysia Bhd	322,600	$576,663
Tenaga Nasional Bhd	433,800	924,478
Top Glove Corp. Bhd	137,000	225,360
UEM Land Holdings Bhd*	537,700	355,922
UMW Holdings Bhd	141,100	408,153
WCT Berhad	252,100	191,755
YTL Corp. Bhd	841,144	538,216
YTL Power International Bhd	722,157	402,164

		32,049,709

Mauritius — 0.3%
Lux Island Resorts Ltd.*(g)	76,628	48,948
Mauritius Commercial Bank(g)	310,260	1,690,217
New Mauritius Hotels Ltd.(g)	289,017	615,360
Rogers & Co. Ltd.(g)	7,500	78,376
State Bank of Mauritius Ltd.(g)	254,500	672,525
Sun Resorts Ltd. (Class A Stock)(g)	155,200	179,734

		3,285,160

Mexico — 6.6%
Alfa SAB de CV (Class A Stock)	198,900	3,178,893
America Movil SAB de CV (Class L Stock)	7,090,390	9,269,804
America Movil SAB de CV (Class L Stock), ADR(a)	342,700	8,930,762
Bolsa Mexicana de Valores SA de CV(a)	641,400	1,263,596
Cemex SAB de CV*	3,927,504	2,643,911
Cemex SAB de CV, ADR*	137,296	924,002
Coca-Cola Femsa SAB de CV (Class L Stock)(a)	95,800	1,254,620
Compartamos SAB de CV	1,561,300	1,827,020
Desarrolladora Homex SAB de CV, ADR*	15,100	232,540
Embotelladoras Arca SAB de CV	210,799	1,223,104
Empresas ICA SAB de CV*	806,100	1,414,030
Fomento Economico Mexicano SAB de CV	442,100	3,947,836
Fomento Economico Mexicano SAB de CV, ADR	4,800	428,400
Genomma Lab Internacional SAB de CV (Class B Stock)*(a)	255,500	504,691
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	114,106	452,414
Grupo Bimbo SAB de CV (Class A Stock)	618,700	1,520,812
Grupo Carso SAB de CV (Class A Stock)	442,200	1,439,337
Grupo Elektra SA de CV (Class A Stock)	22,000	885,627
Grupo Financiero Banorte SAB de CV (Class O Stock)	1,050,500	5,429,018
Grupo Financiero Inbursa SA (Class O Stock)(g)	1,931,200	4,341,678
Grupo Mexico SAB de CV (Class B Stock)	1,765,193	5,246,737
Grupo Modelo SAB de CV (Class C Stock)	205,500	1,817,807
Grupo Televisa SAB	622,000	2,678,763
Grupo Televisa SAB, ADR	19,000	408,120
Impulsora del Desarrollo y el Empleo en America Latina SA de CV*(g)	414,000	698,292
Industrias Penoles SAB de CV	66,800	2,864,352
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	416,400	815,650
Mexichem SAB de CV	449,579	1,933,840
Minera Frisco SAB de CV (Class A1 Stock)*	226,300	955,096
TV Azteca SAB de CV	444,600	297,962
Urbi Desarrollos Urbanos SAB de CV*(a)	307,600	296,077

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Mexico (continued)
Wal-Mart de Mexico SAB de CV (Class V Stock)	1,434,900	$3,839,035

		72,963,826

Morocco — 1.5%
Alliances Developpement Immobilier SA	8,056	654,502
Attijariwafa Bank(g)	86,549	3,318,714
Banque Centrale Populaire	35,550	805,449
Banque Marocaine du Commerce Exterieur(g)	79,659	1,727,020
Ciments du Maroc(g)	5,464	528,324
Compagnie Generale Immobiliere(g)	5,240	530,650
Cosumar(g)	1,134	219,167
Delta Holding SA(g)	38,000	173,931
Douja Promotion Groupe Addoha SA(g)	193,900	1,490,202
Holcim Maroc SA(g)	5,765	1,286,374
Lafarge Ciments(g)	5,530	982,722
Managem	2,100	372,464
Maroc Telecom SA(g)	287,228	3,646,215
Samir*	6,000	332,986
Sonasid*(g)	1,910	329,820
Wafa Assurance(g)	1,200	425,673

		16,824,213

Nigeria — 0.7%
Access Bank PLC	5,960,741	237,697
Dangote Cement PLC(g)	1,157,177	782,116
Diamond Bank PLC*	18,222,949	241,298
Ecobank Transnational	130,579	—
Ecobank Transnational, Inc.	7,049,859	467,074
Fidelity Bank PLC	18,101,177	126,792
First Bank of Nigeria PLC	8,475,346	568,668
First City Monument Bank PLC*	18,822,280	373,554
Flour Mills of Nigeria PLC(g)	539,692	189,017
Guaranty Trust Bank PLC	9,169,934	848,003
Guinness Nigeria PLC	290,300	406,688
Lafarge Cement WAPCO Nigeria PLC	926,700	233,454
Nestle Foods Nigeria PLC(g)	135,604	371,817
Nigerian Breweries PLC	1,313,933	817,262
Oando PLC*(g)	2,791,879	230,555
PZ Cussons Nigeria PLC	1,302,895	204,140
Stanbic IBTC Bank PLC(g)	3,650,000	143,533
UAC of Nigeria PLC(g)	2,328,943	456,487
Unilever Nigeria PLC	1,237,632	228,211
United Bank for Africa PLC*	11,509,254	260,045
Zenith Bank PLC	9,872,726	834,101

		8,020,512

Oman — 0.8%
Bank Dhofar SAOG(g)	629,654	689,731
Bank Muscat SAOG	869,841	1,362,234
Bank Sohar(g)	1,856,293	734,340
Dhofar International Development & Investment Holding Co.(g)	202,700	211,062
Galfar Engineering & Contracting SAOG	290,505	300,341
National Bank of Oman SAOG	266,732	201,608
Oman Cement Co.	341,784	580,174
Oman Flour Mills Co. SAOG(g)	252,400	307,910
Oman International Bank SAOG(g)	536,928	341,681
Oman Telecommunications Co.(g)	568,037	1,977,186

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oman (continued)
Omani Qatari Telecommunications Co. SAOG	135,300	$180,707
Ominvest	119,758	116,951
Raysut Cement Co.	115,838	403,778
Renaissance Services SAOG*(g)	532,785	704,448
Shell Oman Marketing(g)	33,500	224,494

		8,336,645

Pakistan — 0.7%
Allied Bank Ltd.(g)	156,403	106,199
D.G. Khan Cement Co. Ltd.*	668,700	278,601
Engro Corp. Ltd.	264,898	286,998
Fatima Fertilizer Co. Ltd.	981,358	256,137
Fauji Fertilizer Bin Qasim Ltd.	255,200	110,212
Fauji Fertilizer Co. Ltd.	612,087	719,131
Habib Bank Ltd.	161,583	192,901
HUB Power Co.	2,081,955	922,695
Lucky Cement Ltd.	283,600	347,877
MCB Bank Ltd.	761,280	1,339,602
Millat Tractors Ltd.(g)	55,400	283,805
National Bank of Pakistan	918,830	423,253
Nishat Mills Ltd.	670,538	339,437
Oil & Gas Development Co. Ltd.(g)	637,100	1,085,659
Pakistan Oilfields Ltd.	107,200	417,384
Pakistan Petroleum Ltd.	275,473	550,094
Pakistan State Oil Co. Ltd.	107,800	270,062
Pakistan Telecommunication Co. Ltd.*	1,117,300	161,826

		8,091,873

Peru — 1.5%
Alicorp SA(g)	685,900	1,801,276
Casa Grande SAA	24,600	119,977
Cia de Minas Buenaventura SA, ADR	92,900	3,528,342
Cia Minera Milpo SA	336,496	530,213
Credicorp Ltd.	27,050	3,405,324
Edegel SA	281,830	196,662
Ferreyros SA	1,006,577	861,000
Grana y Montero SA(g)	381,256	1,180,027
Intergroup Financial Services Corp.	15,400	470,316
Luz del Sur Saa(g)	138,100	363,707
Minsur SA	480,495	465,082
Sociedad Minera Cerro Verde SAA*	16,440	591,018
Southern Copper Corp.	74,027	2,332,591
Volcan Cia Minera SAA (Class B Stock)	555,403	625,102

		16,470,637

Philippines — 1.6%
Aboitiz Equity Ventures, Inc.	1,206,300	1,407,630
Aboitiz Power Corp.	525,000	427,093
Alliance Global Group, Inc.	1,794,100	495,323
Atlas Consolidated Mining &
Development*(g)	1,345,500	578,319
Ayala Corp.	56,040	627,571
Ayala Land, Inc.	1,180,500	608,831
Bank of the Philippine Islands	371,048	659,741
BDO Unibank, Inc.	287,026	433,946
DMCI Holdings, Inc.	381,800	518,731
Energy Development Corp.	2,248,000	322,931
Filinvest Land, Inc.	7,241,000	220,876
First Philippine Holdings Corp.	190,000	341,745

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Philippines (continued)
International Container Terminal Services, Inc.	251,200	$440,948
JG Summit Holdings, Inc.	1,166,100	970,529
Jollibee Foods Corp.	126,300	313,184
Lopez Holdings Corp.	2,000,000	283,907
Manila Electric Co.	69,600	420,357
Manila Water Co., Inc.	598,500	348,577
Megaworld Corp.	5,487,000	287,518
Metro Pacific Investments Corp.	3,700,000	368,617
Metropolitan Bank & Trust	191,419	422,484
Philex Mining Corp.	1,788,900	1,019,616
Philippine Long Distance Telephone Co.	19,700	1,249,017
Robinsons Land Corp.	653,800	271,622
San Miguel Corp.	322,300	876,869
Security Bank Corp.	82,500	280,310
Semirara Mining Corp.	99,600	519,253
SM Investments Corp.	83,630	1,455,202
SM Prime Holdings, Inc.	2,412,750	747,859
Universal Robina Corp.	246,900	370,170

		17,288,776

Poland — 3.4%
Agora SA	86,100	272,170
AmRest Holdings SE*	9,300	215,466
Asseco Poland SA	103,838	1,526,319
Bank Handlowy w Warszawie SA*	23,100	561,368
Bank Millennium SA*	210,000	233,205
Bank Pekao SA	56,000	2,554,396
Bioton SA*	10,710,300	225,030
Boryszew SA*	846,000	153,536
BRE Bank SA*	6,350	567,923
Budimex SA	12,200	200,954
CD Projekt Red SA*	112,500	174,574
Cinema City International NV*	31,200	262,294
Cyfrowy Polsat SA*(g)	346,333	1,521,225
Enea SA*	89,800	428,667
Eurocash SA	81,607	1,007,540
Getin Holding SA*	167,500	87,791
Geting Noble Bank SA*	490,253	264,881
Globe Trade Centre SA*	102,300	196,581
Grupa Lotos SA*	51,444	433,066
ING Bank Slaski SA*	22,300	547,915
Jastrzebska Spolka Weglowa SA*	31,500	950,497
Kernel Holding SA*	94,000	1,728,637
KGHM Polska Miedz SA	68,900	3,015,382
Kopex SA*	47,764	258,733
LPP SA	400	390,103
Lubelski Wegiel Bogdanka SA	22,230	816,678
Netia SA*	368,400	655,247
NG2 SA(g)	23,300	414,202
Orbis SA*(g)	31,900	387,589
Petrolinvest SA*	137,700	45,337
PGE Polska Grupa Energetyczna	465,767	2,727,288
Polimex- Mostostal SA	903,700	204,367
Polski Koncern Naftowy Orlen SA*	162,300	1,828,351
Polskie Gornictwo Naftowe I Gazownictwo SA	801,800	1,000,167
Powszechna Kasa Oszczednosci Bank
Polski SA	379,300	3,952,413
Powszechny Zaklad Ubezpieczen SA	28,341	2,849,977

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Poland (continued)
Rafako SA*	30,885	$67,930
Synthos SA	310,700	556,542
Tauron Polska Energia SA	889,700	1,223,237
Telekomunikacja Polska SA	541,900	2,532,494
TVN SA	316,300	833,284

		37,873,356

Qatar — 1.5%
Aamal Co.*	68,571	300,822
Al Meera Consumer Goods Co.	5,300	240,294
Barwa Real Estate Co.	59,900	440,080
Commercial Bank of Qatar QSC (The)	42,456	803,737
Doha Bank QSC	37,400	560,856
Gulf International Services OSC	73,430	522,931
Industries Qatar QSC	86,500	3,003,939
Masraf Al Rayan	195,300	1,453,931
Qatar Electricity & Water Co.	23,000	843,575
Qatar Gas Transport Co. Nakilat	214,500	926,903
Qatar International Islamic Bank	20,100	267,983
Qatar Islamic Bank	33,100	693,669
Qatar National Bank SAQ	87,659	3,187,652
Qatar National Cement Co.	8,847	254,039
Qatar Navigation	23,800	387,685
Qatar Telecom Q-Tel QSC	85,503	2,451,946

		16,340,042

Romania — 0.5%
Antibiotice(g)	740,449	71,770
Banca Transilvania*(g)	4,487,834	1,215,817
Biofarm Bucuresti(g)	6,134,800	296,389
BRD-Groupe Societe Generale(g)	673,070	1,710,053
OMV Petrom SA(g)	18,165,400	1,944,637
Transelectrica SA(g)	46,500	161,947

		5,400,613

Russia — 6.1%
Aeroflot – Russian Airlines OJSC	250,300	336,491
AvtoVAZ*	646,700	328,956
CTC Media, Inc.	132,400	1,067,144
Evraz PLC	93,700	384,271
Federal Grid Co. Unified Energy System JSC*	85,689,700	518,594
Federal Hydrogenerating Co. JSC	20,137,964	491,447
Federal Hydrogenerating Co. JSC, ADR*	403,900	964,917
Gazprom Neft JSC, ADR	15,900	364,905
Gazprom OAO, ADR	1,198,540	11,302,232
IDGC Holding JSC*	5,875,000	323,225
Inter Rao UES OAO*	845,760,258	733,274
KamAZ*	63,900	89,165
LSR Group, GDR	100,800	432,331
LUKOIL OAO, ADR	122,300	6,818,225
Magnit OJSC	5,100	612,551
Magnitogorsk Iron & Steel Works, GDR*	38,200	140,347
Mail.Ru Group Ltd., GDR*	30,200	1,023,478
Mechel, ADR(a)	71,800	463,110
Mining & Metallurgical Co. Norilsk Nickel OJSC, ADR, (RTSX)	16,000	265,920
Mining & Metallurgical Co. Norilsk Nickel OJSC, ADR, (XLON)	150,985	2,494,272
Mobile Telesystems OJSC	552,617	4,015,851

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Russia (continued)
Mosenergo OAO	4,030,000	$173,713
NovaTek OAO (Class S Stock)	178,000	1,798,476
Novolipetsk Steel OJSC, GDR	27,100	441,459
Pharmstandard OJSC, GDR*	60,700	864,975
PIK Group, GDR*	269,400	603,456
Polymetal International PLC	51,900	741,390
Rosneft Oil Co., GDR	348,300	2,180,358
Rostelecom	508,003	1,831,626
Rostelecom, ADR	8,400	181,017
Sberbank of Russia	1,793,770	4,771,428
Sberbank of Russia, ADR	542,100	5,827,575
Severstal OAO, GDR	43,500	510,255
Sistema JSFC	1,693,550	1,293,076
Surgutneftegaz OJSC, ADR	212,900	1,760,683
Tatneft, ADR	52,333	1,755,772
United Co. RUSAL PLC*.	414,000	239,852
Uralkali, GDR	59,700	2,285,316
VimpelCom Ltd., ADR	220,920	1,791,661
VTB Bank OJSC	69,000,000	121,854
VTB Bank OJSC, GDR	637,500	2,250,375
X5 Retail Group NV, GDR*	134,000	3,048,500

		67,643,523

Slovenia — 0.4%
Gorenje dd*(g)	15,400	97,689
Krka dd Novo mesto(g)	34,390	1,826,412
Luka Koper*(g)	11,450	120,481
Mercator Poslovni Sistem(g)	3,265	508,219
Nova Kreditna Banka Maribor dd(g)	65,600	166,034
Petrol dd Ljubljana(g)	2,543	539,520
Reinsurance Co. Sava Ltd.*(g)	18,150	126,762
Sava dd*(g)	238	1,879
Telekom Slovenije dd(g)	8,530	660,566
Zavarovalnica Triglav dd(g)	35,768	538,647

		4,586,209

South Africa — 6.0%
ABSA Group Ltd.	59,500	1,030,839
Adcock Ingram Holdings Ltd.	42,200	310,196
Aeci Ltd.	27,200	266,340
African Bank Investments Ltd.	172,100	765,996
African Rainbow Minerals Ltd.	22,500	458,574
Anglo American Platinum Ltd.	12,500	744,462
AngloGold Ashanti Ltd.	21,158	722,631
AngloGold Ashanti Ltd., ADR	45,300	1,555,602
ArcelorMittal South Africa Ltd.	38,100	244,833
Aspen Pharmacare Holdings Ltd.*	75,790	1,167,895
Aveng Ltd.	222,100	973,107
Barloworld Ltd.	116,200	1,152,001
Bidvest Group Ltd.	94,092	2,101,052
Capital Property Fund	387,940	475,167
DataTec Ltd.	107,700	615,903
Discovery Holdings Ltd.	105,700	673,028
Exxaro Resources Ltd.	32,900	768,266
FirstRand Ltd.	579,600	1,876,077
Foschini Group Ltd.( The)	42,100	660,522
Gold Fields Ltd.	127,434	1,620,933
Grindrod Ltd.	175,800	290,314
Growthpoint Properties Ltd.	238,900	672,635
Harmony Gold Mining Co. Ltd.	70,300	656,958

	Shares	Value (Note 2)

COMMON STOCKS (continued)
South Africa (continued)
Impala Platinum Holdings Ltd.	99,029	$1,644,366
Imperial Holdings Ltd.	35,700	753,558
Investec Ltd.	45,600	268,631
JSE Ltd.	33,600	308,910
Kumba Iron Ore Ltd.	15,000	1,011,277
Lewis Group Ltd.	27,600	237,812
Liberty Holdings Ltd.	43,700	464,545
Life Healthcare Group Holdings Ltd.	182,500	696,007
Massmart Holdings Ltd.	21,266	440,320
MMI Holdings Ltd.	298,341	657,985
Mr. Price Group Ltd.	53,600	734,862
MTN Group Ltd.	677,900	11,739,004
Murray & Roberts Holdings Ltd.*	264,400	802,748
Nampak Ltd.	90,300	276,567
Naspers Ltd. (Class N Stock)	70,400	3,760,234
Nedbank Group Ltd.	32,285	688,576
Netcare Ltd.	298,000	583,649
Northam Platinum Ltd.	59,612	170,507
Pick’n Pay Holdings Ltd.	44,800	104,123
Pick’n Pay Stores Ltd.	53,900	289,886
Pretoria Portland Cement Co. Ltd.	115,707	378,615
Redefine Properties Ltd.	693,500	727,013
Remgro Ltd.	83,800	1,350,348
Reunert Ltd.	115,100	958,980
RMB Holdings Ltd.	135,400	579,176
RMI Holdings	105,603	224,916
Sanlam Ltd.	274,800	1,206,549
Sappi Ltd.*	106,920	359,409
Sasol Ltd.	86,400	3,644,553
Shoprite Holdings Ltd.	60,300	1,113,256
Spar Group Ltd. (The)	38,700	539,155
Standard Bank Group Ltd.	182,600	2,475,320
Steinhoff International Holdings Ltd.*	366,000	1,106,405
Sun International Ltd.	18,900	206,572
Telkom SA Ltd.	110,800	258,200
Tiger Brands Ltd.	36,800	1,105,405
Tongaat Hulett Ltd.	14,800	226,500
Truworths International Ltd.	81,700	896,459
Vodacom Group Ltd.	134,800	1,535,362
Wilson Bayly Holmes-Ovcon Ltd.	42,900	679,247
Woolworths Holdings Ltd.	147,100	906,133

		65,914,471

South Korea — 5.9%
Amorepacific Corp.	540	501,957
BS Financial Group, Inc.	37,072	414,460
Celltrion, Inc.	11,250	300,760
Cheil Industries, Inc.	7,890	696,162
CJ CheilJedang Corp.	1,200	342,778
Daelim Industrial Co. Ltd.	2,900	231,801
Daewoo International Corp.	6,180	179,562
Daewoo Securities Co. Ltd.	45,000	418,714
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	16,850	392,158
Dongbu Insurance Co. Ltd.	10,600	391,343
Doosan Heavy Industries & Construction Co. Ltd.	5,280	268,232
Doosan Infracore Co. Ltd.*	12,450	202,840
E-Mart Co. Ltd.	1,317	289,074
GS Engineering & Construction Corp.	5,500	371,819

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
South Korea (continued)
GS Holdings	7,960	$367,254
Hana Financial Group, Inc.	35,530	1,135,829
Hankook Tire Co. Ltd.	11,380	453,827
Hansol Paper Co. Ltd.	22,000	153,482
Hanwha Chem Corp.	13,680	256,467
Hanwha Corp.	13,910	345,809
Honam Petrochemical Corp.	2,400	504,446
Hyosung Corp.	7,570	365,930
Hyundai Department Store Co. Ltd.	2,350	293,739
Hyundai Engineering & Construction Co. Ltd.	7,160	411,727
Hyundai Glovis Co. Ltd.	3,860	738,595
Hyundai Heavy Industries Co. Ltd.	5,010	1,143,175
Hyundai Marine & Fire Insurance Co. Ltd.	15,430	402,032
Hyundai Merchant Marine Co. Ltd.*	17,670	389,399
Hyundai Mobis	6,400	1,551,335
Hyundai Motor Co.	15,680	3,219,016
Hyundai Securities Co. Ltd.	43,520	326,813
Hyundai Steel Co.	8,420	626,823
Industrial Bank of Korea	21,630	243,748
Kangwon Land, Inc.	20,730	442,820
KB Financial Group, Inc.	57,388	1,874,689
Kia Motors Corp.	18,750	1,235,807
Korea Electric Power Corp.*	56,790	1,279,512
Korea Exchange Bank	26,960	193,179
Korea Investment Holdings Co. Ltd.	7,090	237,675
Korea Kumho Petrochemical Co. Ltd.	5,200	553,846
Korea Zinc Co. Ltd.	2,830	962,717
Korean Air Lines Co. Ltd.*	7,950	352,698
Korean Reinsurance Co.	15,762	154,517
KT Corp.	17,490	464,278
KT&G Corp.	14,570	1,032,945
LG Chem Ltd.	6,398	1,656,285
LG Corp.	7,530	365,752
LG Display Co. Ltd.*	14,950	282,247
LG Electronics, Inc.	12,460	671,377
LG Household & Health Care Ltd.	970	523,333
LG Uplus Corp.	90,790	442,314
LIG Insurance Co. Ltd.	7,200	149,338
Lotte Shopping Co. Ltd.	1,100	300,744
Macquarie Korea Infrastructure Fund	60,089	317,216
NCSoft Corp.	1,590	381,441
NHN Corp.	3,600	789,603
OCI Co. Ltd.	4,070	814,520
Orion Corp.	650	538,456
POSCO	10,900	3,489,658
Samsung C&T Corp.	10,810	624,344
Samsung Card Co.	8,820	247,547
Samsung Electro-Mechanics Co. Ltd.	5,190	486,226
Samsung Electronics Co. Ltd.	11,681	12,370,032
Samsung Engineering Co. Ltd.	3,400	539,473
Samsung Fine Chemicals Co. Ltd.	4,550	240,413
Samsung Fire & Marine Insurance Co. Ltd.	7,050	1,399,009
Samsung Heavy Industries Co. Ltd.	20,400	675,566
Samsung Life Insurance Co. Ltd.	15,800	1,291,133
Samsung SDI Co. Ltd.	3,600	482,139
Samsung Securities Co. Ltd.	9,250	400,697
Samsung Techwin Co. Ltd.	6,149	418,851
Shinhan Financial Group Co. Ltd.	71,427	2,504,058
Shinsegae Co. Ltd.	1,683	310,159

	Shares	Value (Note 2)

COMMON STOCKS (continued)
South Korea (continued)
SK Broadband Co. Ltd.*	56,200	$144,095
SK C&C Co. Ltd.	2,100	196,603
SK Chemicals Co. Ltd.	4,200	213,505
SK Holdings Co. Ltd.	4,360	512,168
SK Hynix, Inc.*	46,880	989,920
SK Innovation Co. Ltd.	8,650	1,059,690
SK Telecom Co. Ltd.	8,200	897,359
S-Oil Corp.	7,380	595,116
Woongjin Coway Co. Ltd.	7,460	232,934
Woori Finance Holdings Co. Ltd.	46,740	515,223
Woori Investment & Securities Co. Ltd.	20,712	203,168
Yuhan Corp.	1,548	180,950

		65,168,451

Taiwan — 5.9%
Acer, Inc.	424,731	443,251
Advanced Semiconductor Engineering, Inc.	659,777	541,604
Altek Corp.	322,996	207,435
Ambassador Hotel (The)	275,000	275,171
Amtran Technology Co. Ltd.	302,000	244,763
Asia Cement Corp.	519,044	657,037
Asia Optical Co., Inc.*	276,000	299,590
Asustek Computer, Inc.	98,037	901,123
AU Optronics Corp.	1,262,441	513,044
Catcher Technology Co. Ltd.	90,780	612,726
Cathay Financial Holding Co. Ltd.	1,191,036	1,181,909
Chang Hwa Commercial Bank	915,910	488,191
Cheng Shin Rubber Industry Co. Ltd.	411,664	1,042,265
Chicony Electronics Co. Ltd.	105,258	195,401
Chimei Innolux Corp.*	1,257,940	524,363
China Airlines Ltd.	853,590	386,303
China Development Financial Holding Corp.	3,291,005	785,219
China Life Insurance Co. Ltd.	404,000	382,294
China Petrochemical Development Corp.	392,096	331,940
China Steel Corp.	1,827,101	1,719,822
China Synthetic Rubber Corp.	333,000	311,988
Chinatrust Financial Holding Co. Ltd.	1,676,240	967,617
Chroma ATE, Inc.	97,760	223,168
Chunghwa Telecom Co. Ltd.	839,268	2,641,137
Compal Electronics, Inc.	597,822	553,584
Delta Electronics, Inc.	186,268	571,769
E Ink Holdings, Inc.	244,000	270,511
E. Sun Financial Holding Co. Ltd.	601,593	311,466
Epistar Corp.	175,000	388,989
Eva Airways Corp.	523,634	321,369
Everlight Electronics Co. Ltd.	104,609	179,833
Far Eastern Department Stores Co. Ltd.	400,555	377,852
Far Eastern International Bank	473,175	181,789
Far Eastern New Century Corp.	472,676	502,689
Far EasTone Telecommunications Co. Ltd.	350,000	761,481
First Financial Holding Co. Ltd.	1,152,198	676,680
Formosa Chemicals & Fibre Corp.	543,810	1,440,901
Formosa Petrochemical Corp.	289,670	788,999
Formosa Plastics Corp.	700,560	1,887,965
Foxconn Technology Co. Ltd.	160,394	583,981
Fubon Financial Holding Co. Ltd.	1,139,118	1,152,854
Giant Manufacturing Co. Ltd.	94,661	438,436
Great Wall Enterprise Co. Ltd.	383,607	361,502
Hon Hai Precision Industry Co. Ltd.	854,877	2,584,761
Hotai Motor Co. Ltd.	93,000	606,385

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Taiwan (continued)
HTC Corp.	95,485	$1,260,691
Hua Nan Financial Holdings Co. Ltd.	920,535	511,860
Kenda Rubber Industrial Co. Ltd.	218,163	254,305
Kerry TJ Logistics Co. Ltd.	266,000	295,354
Largan Precision Co. Ltd.	20,000	418,204
LCY Chemical Corp.	197,837	319,083
Lite-On Technology Corp.	389,141	490,150
Macronix International	514,157	163,147
MediaTek, Inc.	138,472	1,278,947
Mega Financial Holding Co. Ltd.	1,497,840	1,111,231
Microbio Co. Ltd.	236,642	295,187
MStar Semiconductor, Inc.	102,000	688,029
Nan Kang Rubber Tire Co. Ltd.	262,169	367,702
Nan Ya Plastics Corp.	900,350	1,622,461
Novatek Microelectronics Corp.	77,246	239,329
Pegatron Corp.	319,133	421,038
Phison Electronics Corp.	38,302	310,834
POU Chen Corp.	832,547	713,760
Powertech Technology, Inc.	155,528	303,774
President Chain Store Corp.	113,648	606,379
Qisda Corp.	866,510	204,971
Quanta Computer, Inc.	285,319	766,202
Radium Life Tech Co. Ltd.	321,013	229,544
Realtek Semiconductor Corp.	89,425	164,010
Ruentex Development Co. Ltd.	103,767	160,485
Ruentex Industries Ltd.	276,000	460,601
Sanyang Industry Co. Ltd.	504,423	328,690
Shin Kong Financial Holding Co. Ltd.*	1,393,114	405,218
Siliconware Precision Industries Co.	429,350	451,399
Simplo Technology Co. Ltd.	25,606	176,845
Sino-American Silicon Products, Inc.	90,793	142,808
SinoPac Financial Holdings Co. Ltd.	1,710,161	648,298
Solar Applied Materials Technology Co.	201,620	274,667
Standard Foods Corp.	130,000	376,411
Synnex Technology International Corp.	187,889	459,805
Tainan Spinning Co. Ltd.	625,107	264,830
Taishin Financial Holding Co. Ltd.	1,377,891	533,119
Taiwan Cement Corp.	549,562	657,248
Taiwan Cooperative Financial Holding*	757,667	450,711
Taiwan Fertilizer Co. Ltd.	178,000	411,290
Taiwan Glass Industrial Corp.	319,923	271,232
Taiwan Mobile Co. Ltd.	351,200	1,161,408
Taiwan Semiconductor Manufacturing Co. Ltd.	2,417,814	6,618,689
Teco Electric and Machinery Co. Ltd.	273,000	177,860
Tong Yang Industry Co. Ltd.	155,150	151,184
TPK Holding Co. Ltd.	23,326	296,633
Transcend Information, Inc.	57,719	160,990
Tripod Technology Corp.	100,278	285,041
TSRC Corp.	171,800	425,785
TTY Biopharm Co. Ltd.	60,466	235,465
Tung Ho Steel Enterprise Corp.	187,381	183,350
Unimicron Technology Corp.	210,000	240,366
Uni-President Enterprises Corp.	962,696	1,551,974
United Microelectronics Corp.	1,511,280	657,943
Waterland Financial Holdings Co. Ltd.	498,569	168,763
Wei Chuan Food Corp.	165,000	167,563
Wintek Corp.	521,484	288,836
Wistron Corp.	300,821	371,340
WPG Holdings Ltd.	290,613	342,280

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Taiwan (continued)
Yang Ming Marine Transport Corp.	564,300	$254,706
Young Optics, Inc.	79,000	278,789
Yuanta Financial Holding Co. Ltd.*	1,832,213	839,504
Yulon Motor Co. Ltd.	174,053	309,126
Zinwell Corp.	145,074	156,515

		65,655,116

Thailand — 3.2%
Advanced Info Service PCL	642,400	3,731,826
Airports of Thailand PCL	154,400	290,472
Bangkok Bank PCL	183,100	1,204,054
Bangkok Dusit Medical Services PCL (Class F Stock)	114,900	352,731
Bangkok Expressway PCL	423,100	324,606
Bank of Ayudhya PCL	1,177,300	1,119,227
Banpu PCL	42,100	605,845
BEC World PCL	409,900	651,762
Big C Supercenter PCL	79,500	538,072
Big C Supercenter PCL – Foreign	16,200	108,646
Bumrungrad Hospital PCL	138,500	305,258
Cal-Comp Electronics Thailand PCL (Class F Stock)	2,615,800	212,493
Central Pattana PCL	203,400	297,799
Charoen Pokphand Foods PCL	942,200	1,142,150
CP ALL PCL	1,428,200	1,596,382
Delta Electronics Thai PCL	380,700	256,517
Dynasty Ceramic PCL	150,000	243,258
Electricity Generating PCL	104,100	376,936
Esso Thailand PCL	680,000	216,247
Glow Energy PCL	296,200	578,224
Hana Microelectronics PCL	494,200	297,205
Home Product Center PCL	923,300	368,734
Indorama Ventures PCL*	538,288	466,087
IRPC PCL	3,396,500	382,855
Italian-Thai Development PCL*	3,707,500	361,878
Jasmine International PCL	3,200,000	308,312
Kasikornbank PCL	354,700	1,861,321
Khon Kaen Sugar Industry PCL	550,900	220,291
Kiatnakin Bank PCL	93,500	105,982
Krung Thai Bank PCL	991,500	502,618
Land & Houses PCL	834,300	202,351
Minor International PCL	770,000	339,421
Polyplex PCL	520,000	247,229
Precious Shipping PCL	223,500	101,335
Pruksa Real Estate PCL	352,400	176,182
PTT Exploration & Production PCL	342,100	1,809,597
PTT Global Chemical PCL	423,258	739,635
PTT PCL	273,100	2,777,434
Ratchaburi Electricity Generating Holding PCL	191,700	264,070
Robinson Department Store PCL	189,500	369,931
Siam Cement PCL (The)	105,600	1,211,537
Siam Commercial Bank PCL	480,500	2,223,977
Siam Makro PCL	40,000	448,363
Sino Thai Engineering & Construction PCL	650,000	292,664
Thai Airways International PCL*	324,900	220,965
Thai Beverage PCL	3,449,000	925,723
Thai Oil PCL	328,400	594,553
Thai Tap Water Supply PCL	1,313,800	272,626
Thai Union Frozen Products PCL	254,520	574,994

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Thailand (continued)
Thanachart Capital PCL	286,100	$258,985
Tisco Financial Group PCL	225,000	272,749
TMB Bank PCL	10,319,700	493,890
Total Access Communication PCL, NVDR	345,900	811,034
True Corp. PCL*	3,516,394	425,156

		35,082,189

Turkey — 3.5%
Akbank TAS	626,466	2,296,771
Akcansa Cimento A/S	45,400	181,660
Akenerji Elektrik Uretim A/S*	239,962	291,464
Alarko Holding A/S	133,000	300,920
Anadolu Efes Biracilik Ve Malt Sanayii A/S	107,600	1,377,826
Arcelik A/S	127,595	645,698
Asya Katilim Bankasi A/S*	441,400	442,452
Aygaz AS	88,900	374,242
Bagfas Bandirma Gubre Fabrik	1,900	182,031
BIM Birlesik Magazalar A/S	41,400	1,709,047
Cimsa Cimento Sanayi VE Tica	75,700	350,513
Coca-Cola Icecek A/S	30,700	476,342
Dogan Sirketler Grubu Holdings*	1,249,926	554,603
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	127,900	134,087
Enka Insaat ve Sanayi A/S	688,774	1,850,811
Eregli Demir ve Celik Fabrikalari TAS	1,267,463	1,413,181
Ford Otomotiv Sanayi A/S	55,300	501,975
Gubre Fabrikalari TAS*	20,400	143,491
Haci Omer Sabanci Holding A/S	345,588	1,455,167
Ihlas Holding A/S*	784,900	505,230
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	645,200	357,922
KOC Holding A/S	565,564	2,165,535
Koza Altin Isletmeleri A/S	31,500	608,979
Koza Anadolu Metal Madencilik Isletmeleri A/S*	245,000	524,901
Migros Ticaret AS*	25,300	250,915
Petkim Petrokimya Holding A/S	313,973	351,625
Sekerbank TAS*	347,917	196,755
TAV Havalimanlari Holding A/S	123,000	662,618
Tekfen Holding A/S	127,496	467,519
Tofas Turk Otomobil Fabrikasi A/S	70,800	303,799
Trakya Cam Sanayi A/S*	198,106	267,242
Tupras Turkiye Petrol Rafinerileri A/S	96,500	2,069,935
Turk Ekonomi Bankasi A/S*	139,200	145,121
Turk Hava Yollari*	511,849	902,520
Turk Sise ve Cam Fabrikalari A/S	240,700	394,762
Turk Telekomunikasyon A/S	359,500	1,471,220
Turk Traktor ve Ziraat Makineleri A/S	11,000	186,121
Turkcell Iletisim Hizmet A/S*	539,100	2,733,892
Turkiye Garanti Bankasi A/S	810,800	3,191,719
Turkiye Halk Bankasi A/S	139,900	1,097,586
Turkiye Is Bankasi (Class C Stock)	664,462	1,769,078
Turkiye Sinai Kalkinma Bankasi A/S	288,748	294,521
Turkiye Vakiflar Bankasi Tao (Class D Stock)	517,300	1,078,591
Ulker Biskuvi Sanayi A/S	69,700	267,469
Vestel Elektronik Sanayi ve Ticaret A/S*	142,900	165,547
Yapi ve Kredi Bankasi A/S*	421,548	867,198

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Turkey (continued)
Yazicilar Holding A/S (Class A Stock)	39,100	$261,368

		38,241,969

Ukraine — 0.2%
Astarta Holding NV	10,900	175,420
Avangardco Investments Public Ltd., GDR*	17,500	174,125
Ferrexpo PLC	324,000	1,097,115
MHP SA, GDR*	21,300	244,950

		1,691,610

United Arab Emirates — 1.4%
Abu Dhabi Commercial Bank(g)	2,603,000	2,396,395
Abu Dhabi National Hotels	984,893	471,933
Air Arabia PJSC	3,448,700	567,664
Aldar Properties PJSC	898,081	277,643
Amlak Finance PJSC*	67,000	—
Arabtec Holding Co.	1,992,271	1,574,253
Bank of Sharjah(g)	627,800	224,255
Dana Gas PJSC*	7,118,840	732,384
DP World Ltd.(g)	262,670	2,758,035
Dubai Financial Market*	1,758,200	467,161
Dubai Islamic Bank PJSC	658,851	334,910
Emaar Properties PJSC	2,099,800	1,642,146
First Gulf Bank PJSC	382,200	844,155
Gulf Cement Co. PSC*(g)	260,300	78,664
National Bank of Abu Dhabi PJSC(g)	1,038,581	2,375,440
National Central Cooling Co.*	483,458	161,468
Union National Bank PJSC/Abu Dhabi(g)	1,117,393	856,060

		15,762,566

TOTAL COMMON STOCKS (cost $1,065,849,896)		992,607,480

EXCHANGE TRADED FUND — 2.5%
Vanguard MSCI Emerging Markets(a) (cost $27,870,655)	709,000	28,324,550

PREFERRED STOCKS — 3.6%
Brazil — 3.3%
AES Tiete SA, (PRFC)	31,800	452,816
Banco Bradesco SA, (PRFC)	227,764	3,378,187
Bradespar SA, (PRFC)	35,300	577,173
Centrais Eletricas Brasileiras SA, (PRFC B)	102,900	992,369
Cia Brasileira de Distribuicao Grupo Pao de Acucar, (PRFC)(g)	15,995	631,916
Cia de Bebidas das Americas, (PRFC)	80,620	3,087,523
Cia Energetica de Minas Gerais, (PRFC)	47,840	882,009
Cia Energetica de Sao Paulo, (PRFC B)	46,800	850,951
Cia Paranaense de Energia, (PRFC B)	24,300	525,804
Companhia de Bebidas das Americas, (PRFC)	51,400	1,970,162
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, (PRFC)	22,600	284,568
Gerdau SA, (PRFC)	118,400	1,038,690
Itau Unibanco Holding SA, (PRFC)	151,600	2,118,702
Itau Unibanco Holding SA, ADR (PRFC)	116,500	1,621,680
Itausa – Investimentos Itau SA, (PRFC)	373,290	1,570,476
Klabin SA, (PRFC)	82,100	363,799
Lojas Americanas SA, (PRFC)	95,867	628,613
Marcopolo SA, (PRFC)	142,600	631,884
Metalurgica Gerdau SA, (PRFC)	39,400	431,566
Oi SA, (PRFC)	162,571	669,386

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

PREFERRED STOCKS (continued)
Brazil (continued)
Petroleo Brasileiro SA, (PRFC)	548,300	$4,960,225
Randon Participacoes SA, (PRFC)	38,700	173,413
Suzano Papel e Celulose SA, (PRFC A)	65,025	128,528
Telefonica Brasil SA, (PRFC)(g)	62,341	1,545,411
Usinas Siderurgicas de Minas Gerais SA, (PRFC A)	83,900	267,344
Vale SA, (PRFC A)	263,300	5,121,798
Vale SA, ADR (PRFC)	88,200	1,720,782

		36,625,775

Colombia
Inversiones Argos SA, (PRFC)	23,529	208,240

Croatia — 0.1%
Adris Grupa dd, (PRFC)(g)	30,375	1,126,880

Philippines
Ayala Land, Inc., (PRFC)	1,180,500	—

Russia — 0.2%
AK Transneft OAO, (PRFC)	350	511,362
Surgutneftegaz OJSC, (PRFC S)	1,641,400	946,505

		1,457,867

South Africa
Allied Electronics Corp. Ltd., (PRFC)	51,800	142,570

South Korea
LG Chem Ltd., (PRFC)	2,200	171,951

TOTAL PREFERRED STOCKS (cost $49,546,345)		39,733,283

	Units
RIGHTS*
Chile
Cencosud SA, expiring 07/20/12 (cost $0)	36,365	11,765

WARRANTS* — 2.7%
Egypt — 1.3%
Alexandria Mineral Oils Co., expiring 12/08/14	60,700	869,376
Amer Group Holding, expiring 02/02/15	1,854,713	202,015
Arab Cotton Ginning, expiring 12/08/14	379,670	150,389
Commercial International Bank Egypt SAE, expiring 12/01/14	473,400	2,028,299
Eastern Co., expiring 12/08/14	40,498	534,649
EFG – Hermes Holdings SAE, expiring 12/08/14	284,375	476,383
Egyptian Kuwaiti Holding Co., expiring 12/01/14	585,000	678,600
ElSwedy Electric Co., expiring 12/15/14	65,311	254,820
Ezz Steel, expiring 12/08/14	484,520	558,969
Ghabbour Auto, expiring 12/15/14	54,050	185,906
Juhayna Food Industries, expiring 12/01/14	1,316,144	1,031,802
Maridive & Oil Services SAE, expiring 12/01/14	157,499	174,824
Misr Beni Suef Cement Co., expiring 12/08/14	19,550	162,944
National Societe Generale Bank SAE, expiring 12/08/14	79,018	378,201

	Units	Value (Note 2)

WARRANTS* (continued)
Egypt (continued)
Orascom Construction Industries, expiring 12/08/14	74,103	$3,040,070
Oriental Weavers, expiring 12/08/14	95,671	282,166
Palm Hills Developments SAE, expiring 12/15/14	773,000	244,951
Pioneers Holding, expiring 12/08/14	394,200	267,398
Sidi Perir Petrochemicals, expiring 12/01/14	421,477	856,310
Telecom Egypt, expiring 12/01/14	469,212	1,029,959
TMG Holding, expiring 12/08/14	884,462	639,370

		14,047,401

Kuwait
Mobile Telecomnunications Co., expiring 05/04/15	57,500	118,057

Saudi Arabia — 0.7%
Al Rajhi Bank, expiring 02/16/15	42,400	811,188
Alinma Bank, expiring 02/23/15	137,000	436,538
Almari Co. Ltd., expiring 11/24/14	23,826	405,009
Banque Saudi Fransi, expiring 02/23/15	32,625	286,207
Etihad Etisalat Co., expiring 12/05/14	38,200	626,430
Fawaz Abdulaziz Alhokair Co., expiring 02/23/15	6,700	142,475
Jarir Marketing Co., expiring 05/04/15	3,750	148,488
National Industrialization, expiring 05/04/15	69,350	560,303
Riyad Bank, expiring 12/15/14	29,000	175,919
Sahara Petrochemical Co., expiring 11/26/12	60,000	213,586
Samba Financial Group, expiring 02/10/15	40,800	478,682
Saudi Arabian Amiantit Co., expiring 05/11/15	21,300	84,341
Saudi Arabian Fetilizer Co., expiring 05/11/15	4,700	213,050
Saudi Arabian Mining Co., expiring 05/11/15	21,900	175,770
Saudi Basic Industries, expiring 02/23/15	30,900	735,361
Saudi Electricity Co., expiring 03/27/15	69,100	236,764
Saudi International Petroleum, expiring 09/21/12	42,130	202,208
Saudi Kayan Petrochemical Co., expiring 03/27/15	72,200	280,114
Saudi Telecom Co., expiring 05/11/15	44,400	460,539
Savola, expiring 02/02/15	61,000	559,529
Yamamah Saudi Cement Co., expiring 02/02/15	12,750	165,907
Yanbu National Petrochemical, expiring 01/07/13	20,000	229,314

		7,627,722

Vietnam — 0.7%
Bank for Foreign Trade of Vietnam JSC, expiring 10/14/16	278,880	393,966
Baoviet Holdings, expiring 10/15/19	146,970	308,967
DIG VN, expiring 07/27/15	128,700	101,056
FPT Corp., expiring 01/13/15	322,466	727,317
GEMADEPT Corp., expiring 12/03/14	125,667	145,632
Hagl JSC, expiring 03/03/15	519,800	691,991
Hoa Phat Group JSC, expiring 03/03/15	246,210	282,967
Kinh Do JSC, expiring 12/08/14	109,195	214,391
Masan Group Corp., expiring 07/07/16	184,900	885,433
PetroVietnam, expiring 12/08/14	213,000	157,079

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

			Units		Value (Note 2)
WARRANTS* (continued)
Vietnam (continued)
PetroVietnam Construction JSC, expiring 05/20/16				586,530	$269,638
PetroVietnam Drilling & Well Services JSC,expiring 12/15/14				261,243	452,869
PetroVietnam Fertilizer & Chemical JSC,expiring 12/09/14				269,100	442,005
Pha Lai Thermal Power JSC, expiring 01/13/15				401,800	198,183
Refrigeration Electrical Engineering Corp.,expiring 04/07/15				201,080	152,141
Vietnam Construction, expiring 12/08/14				586,900	320,396
Vietnam Dairy Products JSC, expiring 09/29/14				183,930	775,094
Vietnam Joint Stock Commercial Bank for Industry and Trade, expiring 10/27/16				1,252,363	1,205,291
Vincom JSC, expiring 12/16/14				122,190	491,512

					8,215,928

TOTAL WARRANTS (cost $29,215,836)					30,009,108

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
CORPORATE BOND
India
Dr. Reddy’s Laboratories Ltd.,
Unsec’d. Notes (cost $16,003)
9.250%	03/24/14	NR	INR	145	12,845

TOTAL LONG-TERM INVESTMENTS (cost $1,172,498,735)					1,090,699,031

			Shares
SHORT-TERM INVESTMENT — 5.1%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $56,376,973; includes $49,071,208 of cash collateral for securities on loan)(b)(w)(Note 4)				56,376,973	56,376,973

TOTAL INVESTMENTS — 103.6% (cost $1,228,875,708)					1,147,076,004
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.6)%					(40,098,160)

NET ASSETS — 100.0%					$1,106,977,844

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-voting Depositary Receipts
PRFC	Preference Shares
RTSX	Russian Trading System Stock Exchange
XLON	London Stock Exchange
INR	Indian Rupee

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,101,536; cash collateral of $49,071,208 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$6,285,266	$—	$—
Botswana	3,923,419	—	570,638
Brazil	32,559,214	—	—
Bulgaria	145,586	823,183	287,367
Chile	36,049,389	—	—
China	13,576,702	84,547,571	119,730
Colombia	16,891,681	—	—
Croatia	2,606,260	2,024,930	—
Czech Republic	8,639,031	7,409,939	—
Egypt	1,135,000	—	—
Estonia	201,341	3,375,094	—
Ghana	1,686,315	—	—
Hungary	—	18,958,565	—
India	19,919,524	48,109,285	19,773
Indonesia	—	34,790,105	67,940
Jordan	1,686,018	5,129,167	1,311,289
Kazakhstan	4,092,082	3,365,911	—
Kenya	7,678,895	742,042	—
Kuwait	3,784,104	11,628,701	498,305
Latvia	152,235	579,191	—
Lebanon	2,909,528	—	410,469
Lithuania	—	1,225,229	—
Malaysia	760,643	31,289,066	—
Mauritius	78,376	3,206,784	—
Mexico	72,963,826	—	—
Morocco	8,648,234	8,175,979	—
Nigeria	6,204,092	1,816,420	—
Oman	1,171,561	7,165,084	—
Pakistan	3,170,955	4,920,918	—
Peru	16,470,637	—	—
Philippines	—	17,288,776	—
Poland	3,145,113	34,728,243	—
Qatar	240,294	16,099,748	—
Romania	—	5,400,613	—
Russia	66,278,010	1,365,513	—
Slovenia	1,212,900	3,373,309	—
South Africa	4,104,642	61,809,829	—
South Korea	1,032,945	64,135,506	—
Taiwan	—	65,655,116	—
Thailand	26,143,342	8,938,847	—
Turkey	267,469	37,974,500	—
Ukraine	419,075	1,272,535	—
United Arab Emirates	3,308,632	12,453,934	—
Exchange Traded Fund	28,324,550	—	—
Preferred Stocks:
Brazil	36,625,775	—	—
Colombia	208,240	—	—
Croatia	—	1,126,880	—
Philippines	—	—	—
Russia	1,457,867	—	—
South Africa	142,570	—	—
South Korea	—	171,951	—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Level 1	Level 2	Level 3
Rights:
Chile	$11,765	$—	$—
Warrants:
Egypt	—	14,047,401	—
Kuwait	—	118,057	—
Saudi Arabia	—	7,627,722	—
Vietnam	—	8,215,928	—
Corporate Bond : India	—	12,845	—
Affiliated Money Market Mutual Fund	56,376,973	—	—

Total	$502,690,076	$641,100,417	$3,285,511

Fair Value of Level 2 investments at 12/31/11 was $25,371,035. $473,286,597 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:
Commercial Banks	12.5%
Telecommunications	10.5
Metals & Mining	7.7
Oil, Gas & Consumable Fuels	7.4
Affiliated Money Market Mutual Fund (4.4% represents investments purchased with collateral from securities on loan)	5.1
Diversified Financial Services	4.3
Food	3.3
Chemicals	2.9
Retail & Merchandising	2.6
Exchange Traded Fund	2.6
Banks	2.5
Electric	2.5
Semiconductors	2.3
Beverages	2.2
Diversified Operations	2.2
Engineering/Construction	2.1
Building Materials	2.1
Real Estate	1.8
Oil & Gas	1.8
Insurance	1.6
Pharmaceuticals	1.5
Internet Software & Services	1.4
Industrials	1.3
Financial Services	1.1
Automobile Manufacturers	1.1
Computer Services & Software	1.0
Electronic Components & Equipment	1.0
Media & Entertainment	0.9
Agriculture	0.8
Electric – Generation	0.8
Consumer Discretionary	0.7
Electric – Integrated	0.7
Transportation	0.6
Tobacco	0.6
Computers & Peripherals	0.6

Airlines	0.6%
Holding Companies	0.6
Auto Parts & Equipment	0.5
Information Technology	0.5
Financial – Bank & Trust	0.5
Machinery	0.5
Hotels & Motels	0.5
Investment Companies	0.4
Paper & Forest Products	0.4
Commercial Services	0.3
Consumer Products & Services	0.3
Real Estate Investment Trusts	0.3
Utilities	0.3
Distribution/Wholesale	0.3
Textiles	0.3
Water	0.3
Marine	0.2
Electronics	0.2
Apparel	0.2
Healthcare Providers & Services	0.2
Healthcare Products & Services	0.2
Home Furnishings	0.2
Cosmetics/Personal Care	0.2
Medical Supplies & Equipment	0.2
Manufacturing	0.2
Entertainment & Leisure	0.1
Aerospace & Defense	0.1
Materials	0.1
Energy – Alternate Sources	0.1
Home Builders	0.1
Diversified Manufacturing	0.1
Oil & Gas Services	0.1
Advertising	0.1
Biotechnology	0.1
Pipelines	0.1
Containers & Packaging	0.1

103.6
Liabilities in excess of other assets	(3.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$30,020,873	—	$—

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(19)	$(19)
Equity contracts	167,781	813,925	—	981,706

Total	$167,781	$813,925	$(19)	$981,687

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$(17,067)	$4,931,404	$4,914,337

For the six months ended June 30, 2012, the Portfolio’s average cost for warrants was $31,169,255.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2012
ASSETS:
Investments at value, including securities on loan of $49,101,536:
Unaffiliated investments (cost $1,172,498,735)	$1,090,699,031
Affiliated investments (cost $56,376,973)	56,376,973
Foreign currency, at value (cost $7,439,829)	7,501,005
Dividends receivable	4,483,866
Receivable for fund share sold	2,803,380
Receivable for investments sold	523,351
Tax reclaim receivable	20,118
Prepaid expenses	958

Total Assets	1,162,408,682

LIABILITIES:
Payable to broker for collateral for securities on loan	49,071,208
Payable for investments purchased	4,649,797
Accrued expenses and other liabilities	739,062
Advisory fees payable	453,156
Foreign capital gains tax liability	285,013
Payable for fund share repurchased	211,078
Foreign withheld taxes payable	11,991
Shareholder servicing fees payable	9,041
Affiliated transfer agent fee payable	492

Total Liabilities	55,430,838

NET ASSETS	$1,106,977,844

Net assets were comprised of:
Paid-in capital	$1,180,077,957
Retained earnings	(73,100,113)

Net assets, June 30, 2012	$1,106,977,844

Net asset value and redemption price per share, $1,106,977,844 / 138,532,754 outstanding shares of beneficial interest	$7.99

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2012
INVESTMENT INCOME
Unaffiliated dividend income (net of $1,818,413 foreign withholding tax)	$20,729,284
Affiliated income from securities lending, net	162,365
Affiliated dividend income	17,044

20,908,693

EXPENSES
Advisory fees	6,264,595
Custodian and accounting fees	1,185,000
Shareholder servicing fees and expenses	569,509
Loan interest expense (Note 7)	24,549
Audit fee	12,000
Trustees’ fees	10,000
Commitment fee on syndicated credit agreement	8,000
Insurance expenses	6,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Miscellaneous	86,893

Total expenses	8,180,546
Less: shareholder servicing fee waiver	(135,809)

Net expenses	8,044,737

NET INVESTMENT INCOME	12,863,956

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions (net of foreign capital gains taxes $850)	(2,988,967)
Foreign currency transactions	(922,392)

(3,911,359)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(102,410))	21,059,063
Foreign currencies	125,107

21,184,170

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	17,272,811

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,136,767

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$12,863,956	$14,468,175
Net realized gain (loss) on investment and foreign currency transactions	(3,911,359)	67,429,524
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,184,170	(335,078,305)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,136,767	(253,180,606)

DISTRIBUTIONS	(34,399,261)	(8,042,202)

FUND SHARE TRANSACTIONS:
Fund share sold [48,032,810 and 92,998,198 shares, respectively]	409,200,566	823,375,989
Fund share issued in reinvestment of distributions [4,461,642 and 828,239 shares, respectively]	34,399,261	8,042,202
Fund share repurchased [26,251,159 and 109,773,366 shares, respectively]	(213,314,657)	(960,810,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	230,285,170	(129,392,613)

TOTAL INCREASE (DECREASE) IN NET ASSETS	226,022,676	(390,615,421)
NET ASSETS:
Beginning of period	880,955,168	1,271,570,589

End of period	$1,106,977,844	$880,955,168

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS
Aerospace & Defense — 1.6%
Triumph Group, Inc.	165,276	$9,300,079

Air Freight & Logistics — 0.6%
Atlas Air Worldwide Holdings, Inc.*	77,207	3,359,277

Airlines — 1.0%
JetBlue Airways Corp.*(a)	836,930	4,435,729
Spirit Airlines, Inc.*(a)	70,260	1,367,260

		5,802,989

Auto Parts & Equipment — 1.2%
Meritor, Inc.*	449,835	2,348,139
Tenneco, Inc.*(a)	26,946	722,692
WABCO Holdings, Inc.*	78,268	4,142,725

		7,213,556

Biotechnology — 2.6%
Halozyme Therapeutics, Inc.*	328,461	2,910,164
Incyte Corp.*(a)	81,150	1,842,105
NPS Pharmaceuticals, Inc.*	197,921	1,704,100
Seattle Genetics, Inc.*(a)	88,075	2,236,224
Sequenom, Inc.*(a)	198,423	805,597
United Therapeutics Corp.*(a)	119,955	5,923,378
Verastem, Inc.*	21,756	221,911

		15,643,479

Building Materials — 1.2%
Apogee Enterprises, Inc.	34,500	554,415
Lennox International, Inc.	59,543	2,776,490
Texas Industries, Inc.(a)	96,292	3,756,351

		7,087,256

Chemicals — 2.7%
Georgia Gulf Corp.	83,015	2,130,995
Huntsman Corp.	437,032	5,655,194
Intrepid Potash, Inc.*	113,748	2,588,904
Quaker Chemical Corp.	118,113	5,458,002

		15,833,095

Clothing & Apparel — 1.1%
Crocs, Inc.*(a)	103,190	1,666,518
Steven Madden Ltd.*	160,382	5,092,128

		6,758,646

Commercial Banks — 2.7%
Bank of the Ozarks, Inc.	75,903	2,283,162
Citizens Republic Bancorp, Inc.*	234,816	4,022,398
Signature Bank*	28,010	1,707,770
SVB Financial Group*	28,837	1,693,309
Texas Capital Bancshares, Inc.*	50,190	2,027,174
UMB Financial Corp.	59,646	3,055,665
Walker & Dunlop, Inc.*	80,882	1,039,334

		15,828,812

Commercial Services — 5.9%
Acacia Research – Acacia Technologies*	119,475	4,449,249
GEO Group, Inc. (The)*	268,919	6,109,840
Kenexa Corp.*	37,739	1,095,563
Monster Worldwide, Inc.*(a)	954,338	8,111,873
PAREXEL International Corp.*	175,346	4,950,018
Sotheby’s	95,454	3,184,345
United Rentals, Inc.*(a)	36,870	1,255,055

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Services (continued)
Waste Connections, Inc.	189,066	$5,656,855

		34,812,798

Computer Services & Software — 4.4%
3D Systems Corp.*(a)	41,840	1,428,418
ANSYS, Inc.*(a)	50,188	3,167,365
Fortinet, Inc.*	319,865	7,427,265
Informatica Corp.*(a)	79,438	3,364,994
QLIK Technologies, Inc.*	288,470	6,380,956
Riverbed Technology, Inc.*	275,838	4,454,784
ServiceNow, Inc.*	1,956	48,118

		26,271,900

Distribution/Wholesale — 1.2%
MWI Veterinary Supply, Inc.*	48,470	4,981,262
WESCO International, Inc.*(a)	40,490	2,330,199

		7,311,461

Diversified Financial Services — 0.6%
Duff & Phelps Corp. (Class A Stock)	219,362	3,180,749
Financial Engines, Inc.*	21,310	457,099

		3,637,848

Diversified Machinery — 0.9%
Chart Industries, Inc.*	17,650	1,213,614
Lindsay Corp.(a)	23,070	1,497,243
Middleby Corp.*(a)	21,860	2,177,475
Robbins & Myers, Inc.	4,780	199,900

		5,088,232

Electronic Components & Equipment — 5.1%
Coherent, Inc.*	134,415	5,820,169
Cymer, Inc.*(a)	79,019	4,658,170
DTS, Inc.*	168,568	4,396,253
FARO Technologies, Inc.*	74,090	3,117,707
II-VI, Inc.*	54,630	910,682
InvenSense, Inc.*(a)	204,908	2,315,460
Universal Display Corp.*(a)	127,737	4,590,868
Universal Electronics, Inc.*	245,641	3,235,092
Zagg, Inc.*(a)	92,500	1,009,175

		30,053,576

Energy – Alternate Sources
Gevo, Inc.*	55,435	275,512

Engineering & Construction — 0.4%
McDermott International, Inc. (Panama)*	225,104	2,507,659

Entertainment & Leisure — 3.9%
Bally Technologies, Inc.*(a)	174,120	8,124,439
Black Diamond, Inc.*	94,430	892,363
Carmike Cinemas, Inc.*	48,310	707,741
Pinnacle Entertainment, Inc.*	238,798	2,297,237
Shuffle Master, Inc.*	800,112	11,041,546

		23,063,326

Financial Services — 1.0%
Cash America International, Inc.(a)	130,517	5,747,969

Food — 1.2%
Fresh Market, Inc. (The)*	131,663	7,061,087

Healthcare Products — 6.4%
Accuray, Inc.*(a)	127,730	873,673

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Products (continued)
Align Technology, Inc.*(a)	48,150	$1,611,099
Arthrocare Corp.*	228,981	6,704,564
Bruker Corp.*	330,468	4,398,529
Cepheid, Inc.*(a)	169,636	7,591,210
Cooper Cos., Inc. (The)	65,106	5,192,855
Greatbatch, Inc.*	52,200	1,185,462
PhotoMedex, Inc.*(a)	18,890	229,513
Sirona Dental Systems, Inc.*	126,756	5,705,288
Thoratec Corp.*	120,142	4,034,368

		37,526,561

Healthcare Services — 2.9%
Acadia Healthcare Co., Inc.*(a)	117,324	2,057,863
Air Methods Corp.*	61,958	6,087,373
Allscripts Healthcare Solutions, Inc.*	249,606	2,728,194
Centene Corp.*	155,661	4,694,736
IPC The Hospitalist Co., Inc.*	39,550	1,792,406

		17,360,572

Home Builders — 0.3%
Hovnanian Enterprises, Inc. (Class A Stock)*(a)	537,580	1,558,982

Home Furnishings — 0.3%
Select Comfort Corp.*(a)	43,430	908,556
Skullcandy, Inc.*	53,180	752,497

		1,661,053

Insurance — 0.9%
Validus Holdings Ltd. (Bermuda)	159,005	5,092,930

Internet Services — 2.1%
Bazaarvoice, Inc.*(a)	42,700	777,140
Brightcove, Inc.*(a)	31,720	483,730
ExactTarget, Inc.*(a)	31,040	678,534
Saba Software, Inc.*	120,350	1,116,848
Sapient Corp.	327,365	3,296,566
Sourcefire, Inc.*(a)	44,060	2,264,684
TIBCO Software, Inc.*	116,965	3,499,593

		12,117,095

Investment Companies — 0.4%
KKR Financial Holdings LLC(a)	252,843	2,154,222

Lodging — 0.5%
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	322,828	2,702,070

Machinery & Equipment — 2.2%
Regal-Beloit Corp.	97,060	6,042,956
Terex Corp.*(a)	297,686	5,307,741
Twin Disc, Inc.(a)	85,431	1,579,619

		12,930,316

Manufacturing — 1.2%
Colfax Corp.*	97,466	2,687,138
Hexcel Corp.*	174,005	4,487,589

		7,174,727

Media — 0.1%
Martha Stewart Living Omnimedia, Inc. (Class A Stock)	50,144	170,490

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Media (continued)
Sinclair Broadcast Group, Inc. (Class A Stock)	69,850	$632,841

		803,331

Medical Supplies & Equipment — 0.8%
Quality Systems, Inc.	176,611	4,858,569

Metals & Mining — 2.5%
Allied Nevada Gold Corp.*(a)	39,560	1,122,713
Carpenter Technology Corp.	20,180	965,411
Northwest Pipe Co.*	143,042	3,470,199
Rexnord Corp.*(a)	20,550	411,822
RTI International Metals, Inc.*(a)	247,508	5,601,106
Titanium Metals Corp.	298,683	3,378,105

		14,949,356

Miscellaneous Manufacturing — 0.4%
Raven Industries, Inc.	32,200	2,240,798

Oil & Gas — 6.6%
Cheniere Energy, Inc.*	55,910	824,113
Dril-Quip, Inc.*	61,023	4,002,499
Forum Energy Technologies, Inc.*(a)	21,533	423,985
Gulfport Energy Corp.*	166,725	3,439,537
Hercules Offshore, Inc.*	213,980	757,489
Hornbeck Offshore Services, Inc.*	24,200	938,476
Lufkin Industries, Inc.(a)	176,224	9,572,488
Magnum Hunter Resources Corp.*(a)	402,840	1,683,871
Oasis Petroleum, Inc.*(a)	268,614	6,495,086
Ocean Rig UDW, Inc. (Cyprus)*	156,021	2,107,844
OYO Geospace Corp.*	82,730	7,444,873
Rex Energy Corp.*	93,627	1,049,559

		38,739,820

Pharmaceuticals — 7.3%
Achillion Pharmaceuticals, Inc.*(a)	139,520	865,024
Akorn, Inc.*(a)	90,947	1,434,234
BioMarin Pharmaceutical, Inc.*(a)	62,582	2,476,996
Catalyst Health Solutions, Inc.*	128,907	12,045,070
Dusa Pharmaceuticals, Inc.*	119,900	625,878
Idenix Pharmaceuticals, Inc.*(a)	33,120	341,136
Jazz Pharmaceuticals, Inc. (Ireland)*	33,920	1,526,739
Medivation, Inc.*	23,800	2,175,320
Onyx Pharmaceuticals, Inc.*	76,545	5,086,415
Par Pharmaceutical Cos., Inc.*	47,410	1,713,397
Sagent Pharmaceuticals, Inc.*(a)	81,750	1,478,040
Salix Pharmaceuticals Ltd.*(a)	162,168	8,828,426
Theravance, Inc.*(a)	165,741	3,682,765
Vivus, Inc.*(a)	33,040	942,962

		43,222,402

Real Estate Investment Trusts — 0.8%
Redwood Trust, Inc.	116,702	1,456,441
Tanger Factory Outlet Centers	15,680	502,544
Two Harbors Investment Corp.	277,208	2,871,875

		4,830,860

Retail & Merchandising — 11.0%
Aeropostale, Inc.*	73,570	1,311,753
BJ’s Restaurants, Inc.*(a)	153,389	5,828,782
Body Central Corp.*	76,429	687,861
Bravo Brio Restaurant Group, Inc.*	71,720	1,278,768

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising (continued)
Chico’s FAS, Inc.	242,090	$3,592,616
EZCORP, Inc. (Class A Stock)*	79,005	1,853,457
Fifth & Pacific Cos., Inc.*(a)	91,490	981,688
Finish Line, Inc. (The) (Class A Stock)	18,460	385,999
Francesca’s Holdings Corp.*(a)	194,734	5,259,765
Genesco, Inc.*	244,789	14,724,058
GNC Holdings, Inc. (Class A Stock)	46,980	1,841,616
Hibbett Sports, Inc.*(a)	47,202	2,724,027
Mattress Firm Holding Corp.*(a)	42,990	1,303,027
Red Robin Gourmet Burgers, Inc.*	39,000	1,189,890
Rush Enterprises, Inc. (Class A Stock)*	39,770	650,239
Sally Beauty Holdings, Inc.*	92,259	2,374,747
Teavana Holdings, Inc.*	34,290	463,944
Texas Roadhouse, Inc.	82,950	1,528,768
Tilly’s, Inc. (Class A Stock)*	48,242	774,284
Ulta Salon Cosmetics & Fragrance, Inc.	30,860	2,881,707
Vitamin Shoppe, Inc.*(a)	239,122	13,134,972
Wet Seal, Inc. (The) (Class A Stock)*	113,602	358,982

		65,130,950

Semiconductors — 3.1%
Cavium, Inc.*(a)	234,642	6,569,976
Inphi Corp.*	51,340	486,703
Integrated Device Technology, Inc.*(a)	139,730	785,283
Microsemi Corp.*	53,320	985,887
Monolithic Power Systems, Inc.*	70,140	1,393,682
Nanometrics, Inc.*	20,540	315,494
Teradyne, Inc.*(a)	280,353	3,941,763
Veeco Instruments, Inc.*(a)	117,534	4,038,468

		18,517,256

Software — 3.4%
Compuware Corp.*	605,914	5,628,941
Infoblox, Inc.*	30,220	692,945
Jive Software, Inc.*(a)	40,400	847,996
MedAssets, Inc.*	317,215	4,266,542
Opnet Technologies, Inc.	178,127	4,736,397
Synchronoss Technologies, Inc.*(a)	57,100	1,054,637
Ultimate Software Group, Inc.*(a)	30,180	2,689,642

		19,917,100

Telecommunications — 4.1%
Acme Packet, Inc.*(a)	19,600	365,540
Aruba Networks, Inc.*(a)	119,510	1,798,625
EZchip Semiconductor Ltd. (Israel)*(a)	110,199	4,412,368
Finisar Corp.*(a)	48,420	724,363
IPG Photonics Corp.*(a)	159,267	6,942,448
Ixia*	78,480	943,330
Neonode, Inc.*	124,100	763,215
NICE Systems Ltd. (Israel), ADR*	226,855	8,302,893

		24,252,782

Transportation — 1.4%
Landstar System, Inc.	85,306	4,412,026
Quality Distribution, Inc.*	232,806	2,581,819
Roadrunner Transportation Systems, Inc.*	79,250	1,338,532

		8,332,377

TOTAL LONG-TERM INVESTMENTS (cost $585,048,485)		578,732,686

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 26.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $157,121,722; includes $138,180,669 of cash collateral for securities on loan)(b)(w)(Note 4)	157,121,722	$157,121,722

TOTAL INVESTMENTS — 124.6% (cost $742,170,207)		735,854,408
LIABILITIES IN EXCESS OF OTHER ASSETS — (24.6)%		(145,370,023)

NET ASSETS — 100.0%		$590,484,385

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $139,009,384; cash collateral of $138,180,669 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$578,732,686	$—	$—
Affiliated Money Market Mutual Fund	157,121,722	—	—

Total	$735,854,408	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:
Affiliated Money Market Mutual Fund (23.4% represents investments purchased with collateral from securities on loan)	26.6%
Retail & Merchandising	11.0
Pharmaceuticals	7.3
Oil & Gas	6.6
Healthcare Products	6.4
Commercial Services	5.9
Electronic Components & Equipment	5.1
Computer Services & Software	4.4
Telecommunications	4.1
Entertainment & Leisure	3.9
Software	3.4
Semiconductors	3.1
Healthcare Services	2.9
Chemicals	2.7
Commercial Banks	2.7
Biotechnology	2.6
Metals & Mining	2.5
Machinery & Equipment	2.2
Internet Services	2.1
Aerospace & Defense	1.6
Transportation	1.4

Distribution/Wholesale	1.2%
Auto Parts & Equipment	1.2
Manufacturing	1.2
Building Materials	1.2
Food	1.2
Clothing & Apparel	1.1
Airlines	1.0
Financial Services	1.0
Insurance	0.9
Diversified Machinery	0.9
Medical Supplies & Equipment	0.8
Real Estate Investment Trusts	0.8
Diversified Financial Services	0.6
Air Freight & Logistics	0.6
Lodging	0.5
Engineering & Construction	0.4
Miscellaneous Manufacturing	0.4
Investment Companies	0.4
Home Furnishings	0.3
Home Builders	0.3
Media	0.1

124.6
Liabilities in excess of other assets	(24.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $139,009,384:
Unaffiliated investments (cost $585,048,485)	$578,732,686
Affiliated investments (cost $157,121,722)	157,121,722
Receivable for fund share sold	1,311,234
Receivable for investments sold	794,461
Dividends receivable	268,198
Prepaid expenses	1,809

Total Assets	738,230,110

LIABILITIES:
Payable to broker for collateral for securities on loan	138,180,669
Payable for investments purchased	9,261,898
Advisory fees payable	223,125
Accrued expenses and other liabilities	57,059
Payable for fund share repurchased	15,843
Shareholder servicing fees payable	5,550
Deferred trustees’ fees	1,089
Affiliated transfer agent fee payable	492

Total Liabilities	147,745,725

NET ASSETS	$590,484,385

Net assets were comprised of:
Paid-in capital	$560,178,759
Retained earnings	30,305,626

Net assets, June 30, 2012	$590,484,385

Net asset value and redemption price per share, $590,484,385 / 28,081,601 outstanding shares of beneficial interest	$21.03

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income	$1,096,670
Affiliated income from securities lending, net	371,689
Affiliated dividend income	16,610

1,484,969

EXPENSES
Advisory fees	3,024,613
Shareholder servicing fees and expenses	336,068
Custodian and accounting fees	56,000
Audit fee	10,000
Trustees’ fees	7,000
Loan interest expense (Note 7)	6,033
Shareholders’ reports	5,000
Insurance expenses	4,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	6,404

Total expenses	3,466,118
Less: shareholder servicing fee waiver	(46,121)

Net expenses	3,419,997

NET INVESTMENT LOSS	(1,935,028)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	45,082,008
Net change in unrealized appreciation (depreciation) on investments	(26,578,189)

NET GAIN ON INVESTMENTS	18,503,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,568,791

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(1,935,028)	$(3,445,350)
Net realized gain on investment transactions	45,082,008	137,129,300
Net change in unrealized appreciation (depreciation) on investments	(26,578,189)	(154,800,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,568,791	(21,116,667)

FUND SHARE TRANSACTIONS:
Fund share sold [13,009,615 and 20,862,187 shares, respectively]	285,039,273	426,268,030
Fund share repurchased [10,539,776 and 26,611,693 shares, respectively]	(228,842,821)	(527,745,516)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	56,196,452	(101,477,486)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	473,765	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,239,008	(122,594,153)
NET ASSETS:
Beginning of period	517,245,377	639,839,530

End of period	$590,484,385	$517,245,377

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 96.9%
Advertising — 0.1%
National CineMedia, Inc.	31,084	$471,544
Aerospace — 0.8%
BE Aerospace, Inc.*	10,801	471,572
Curtiss-Wright Corp.	16,200	503,010
Esterline Technologies Corp.*	16,100	1,003,835
Moog, Inc. (Class A Stock)*	4,950	204,683
Triumph Group, Inc.	78,952	4,442,629

		6,625,729

Aerospace & Defense — 0.6%
Kratos Defense & Security Solutions, Inc.*	46,100	269,224
LMI Aerospace, Inc.*	63,900	1,110,582
M/A-COM Technology Solutions Holdings, Inc.*	7,900	146,150
Teledyne Technologies, Inc.*	54,462	3,357,582

		4,883,538

Agriculture — 0.2%
Andersons, Inc. (The)	27,700	1,181,682
Universal Corp.(a)	13,600	630,088

		1,811,770

Airlines — 0.9%
Alaska Air Group, Inc.*	59,000	2,118,100
JetBlue Airways Corp.*(a)	155,700	825,210
Republic Airways Holdings, Inc.*	274,500	1,523,475
Spirit Airlines, Inc.*(a)	19,800	385,308
US Airways Group, Inc.*(a)	159,872	2,131,094

		6,983,187

Apparel — 0.2%
Columbia Sportswear Co.	28,487	1,527,473
Skechers USA, Inc. (Class A Stock)*	6,100	124,257

		1,651,730

Automotive Components — 1.0%
Cooper Tire & Rubber Co.	348,794	6,117,846
Superior Industries International, Inc.	126,480	2,070,478

		8,188,324

Beverages
Primo Water Corp.*(a)	58,274	64,684

Biotechnology — 0.3%
Ariad Pharmaceuticals, Inc.*(a)	10,300	177,263
Cambrex Corp.*	92,900	874,189
Celldex Therapeutics, Inc.*(a)	32,300	167,637
Lexicon Pharmaceuticals, Inc.*	514,231	1,157,020
RTI Biologics, Inc.*	34,500	129,720

		2,505,829

Broadcasting — 0.3%
Belo Corp. (Class A Stock)	302,524	1,948,255
Journal Communications, Inc. (Class A
Stock)*	123,400	636,744

		2,584,999

Building Materials
ABM Industries, Inc.	9,800	191,688
Building Products — 0.1%
Gibraltar Industries, Inc.*	98,315	1,020,510

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Business Services — 0.1%
GP Strategies Corp.*	17,900	$330,613
School Specialty, Inc.*(a)	103,764	338,271

		668,884

Capital Markets — 1.7%
Affiliated Managers Group, Inc.*(a)	30,630	3,352,454
Cohen & Steers, Inc.(a)	33,961	1,171,994
Greenhill & Co., Inc.	57,530	2,050,944
HFF, Inc. (Class A Stock)*	139,380	1,942,957
Piper Jaffray Cos.*	43,178	1,011,661
Raymond James Financial, Inc.	51,470	1,762,333
Waddell & Reed Financial, Inc. (Class A Stock)	56,490	1,710,517

		13,002,860

Chemicals — 2.0%
Cytec Industries, Inc.	30,828	1,807,754
Ferro Corp.*	241,490	1,159,152
Fuller (H.B.) Co.	34,700	1,065,290
Georgia Gulf Corp.	62,800	1,612,076
Huntsman Corp.	118,460	1,532,872
Innophos Holdings, Inc.	45,373	2,561,760
Innospec, Inc.*	4,700	139,167
Koppers Holdings, Inc.	51,380	1,746,920
OM Group, Inc.*	19,871	377,549
PolyOne Corp.	77,710	1,063,073
Rockwood Holdings, Inc.	12,600	558,810
Schulman, (A.), Inc.	58,090	1,153,086
Solutia, Inc.	41,300	1,158,465

		15,935,974

Clothing & Apparel — 0.2%
Iconix Brand Group, Inc.*	43,900	766,933
Maidenform Brands, Inc.*	22,800	454,176
Warnaco Group, Inc. (The)*	1,600	68,128

		1,289,237

Commercial Banks — 5.7%
BancFirst Corp.	7,200	301,752
Bancorp, Inc. (The)*	343,223	3,243,457
Bank of Kentucky Financial Corp.	4,048	107,839
Banner Corp.	16,800	368,088
BBCN Bancorp, Inc.*	31,100	338,679
Center Bancorp, Inc.	7,000	78,750
Central Pacific Financial Corp.*	19,000	268,280
Citizens & Northern Corp.	23,300	443,865
Citizens Republic Bancorp, Inc.*	104,282	1,786,351
CNB Financial Corp.	4,400	71,764
CoBiz Financial, Inc.	36,000	225,360
Cullen/Frost Bankers, Inc.(a)	23,342	1,341,932
Encore Bancshares, Inc.*	2,470	50,956
Enterprise Financial Services Corp.	28,100	307,976
Fidelity Southern Corp.	3,800	32,832
First BanCorp (Puerto Rico)*(a)	40,500	160,380
First Bancorp, Inc.	2,700	45,900
First Busey Corp.	64,800	312,984
First Financial Corp.	8,200	237,800
First Republic Bank*	51,060	1,715,616
First Security Group, Inc.*	21,638	64,698
FirstMerit Corp.	289,686	4,785,613
FNB United Corp.*(a)	20,500	266,295

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks (continued)
German American Bancorp, Inc.	4,300	$88,150
Great Southern Bancorp, Inc.	8,200	226,156
Hanmi Financial Corp.*	116,275	1,218,562
Horizon Bancorp	3,800	99,940
IBERIABANK Corp.	117,902	5,948,155
International Bancshares Corp.	18,800	366,976
Merchants Bancshares, Inc.	4,200	115,710
MetroCorp Bancshares, Inc.*	17,600	187,792
Park Sterling Corp.*	14,345	67,565
Preferred Bank*	10,000	133,600
S.Y. Bancorp, Inc.	8,300	198,785
Signature Bank*(a)	61,311	3,738,132
StellarOne Corp.	18,500	230,880
Sterling Financial Corp.*	23,344	440,968
SVB Financial Group*	81,170	4,766,302
Synovus Financial Corp.	423,293	838,120
TCF Financial Corp.	112,327	1,289,514
Tompkins Financial Corp.(a)	30,607	1,153,272
Umpqua Holdings Corp.	91,360	1,202,298
United Community Banks, Inc.*	86,499	741,296
Virginia Commerce Bancorp, Inc.*	35,700	300,951
West Coast Bancorp*	16,920	332,478
Wilshire Bancorp, Inc.*	145,300	796,244
Wintrust Financial Corp.(a)	96,280	3,417,940

		44,456,953

Commercial Services — 0.1%
Carriage Services, Inc.	8,200	68,224
Quad/Graphics, Inc.(a)	29,005	417,092

		485,316

Commercial Services & Supplies — 3.0%
ACCO Brands Corp.*	49,670	513,588
Cenveo, Inc.*(a)	337,900	652,147
Convergys Corp.	122,620	1,811,097
Deluxe Corp.	103,900	2,591,266
DFC Global Corp.*	56,102	1,033,960
Diebold, Inc.	32,245	1,190,163
EnergySolutions, Inc.*	289,500	489,255
Fusion-io, Inc.*(a)	18,300	382,287
KAR Auction Services, Inc.*	57,887	995,078
Kelly Services, Inc. (Class A Stock)	56,500	729,415
Mac-Gray Corp.	24,600	346,614
Matthews International Corp. (Class A Stock)	56,176	1,825,158
Navigant Consulting, Inc.*	42,500	537,200
PHH Corp.*(a)	153,100	2,676,188
RPX Corp.*	10,800	154,980
TeleTech Holdings, Inc.*	9,400	150,400
TMS International Corp. (Class A Stock)*	118,470	1,181,146
TNS, Inc.*	102,653	1,841,595
Towers Watson & Co. (Class A Stock)	36,189	2,167,721
United Stationers, Inc.	58,550	1,577,923
Vantiv, Inc. (Class A Stock)*	23,800	554,302

		23,401,483

Communications Equipment — 1.1%
Bel Fuse, Inc. (Class B Stock)	28,890	508,753
Black Box Corp.	81,350	2,334,745
Digi International, Inc.*	155,610	1,593,446

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Communications Equipment (continued)
InterDigital, Inc.	35,190	$1,038,457
Plantronics, Inc.	85,140	2,843,676

		8,319,077

Computer Hardware — 0.1%
Imation Corp.*	28,400	167,844
Insight Enterprises, Inc.*	31,400	528,462
Mercury Computer Systems, Inc.*	17,500	226,275

		922,581

Computer Services & Software — 1.8%
Aspen Technology, Inc.*	28,800	666,720
CACI International, Inc. (Class A Stock)*(a)	57,994	3,190,830
CIBER, Inc.*	39,600	170,676
DynaVox, Inc. (Class A Stock)*	20,026	22,429
Electronics for Imaging, Inc.*	34,400	559,000
Gartner, Inc.*	10,600	456,330
JDA Software Group, Inc.*	50,139	1,488,627
Mantech International Corp. (Class A Stock)	26,300	617,261
NetScout Systems, Inc.*	11,300	243,967
Parametric Technology Corp.*(a)	188,943	3,960,245
Quest Software, Inc.*	26,800	746,380
Radisys Corp.*	27,500	172,700
SYNNEX Corp.*(a)	55,900	1,927,991

		14,223,156

Computers
Key Tronic Corp.*	3,700	30,488

Computers & Peripherals — 0.2%
Rimage Corp.	45,250	362,000
Spansion, Inc. (Class A Stock)*	44,700	490,806
Unisys Corp.*(a)	30,200	590,410

		1,443,216

Computers Networking — 0.2%
Xyratex Ltd. (Bermuda)	117,976	1,334,309

Conglomerates — 0.4%
Teleflex, Inc.	46,117	2,808,986

Construction — 0.1%
Standard Pacific Corp.*(a)	142,300	880,837

Construction & Engineering — 0.2%
McDermott International, Inc. (Panama)*	135,003	1,503,933

Construction and Engineering — 1.1%
EMCOR Group, Inc.	143,937	4,004,327
Granite Construction, Inc.	17,540	457,969
Orion Marine Group, Inc.*	171,385	1,192,840
Tutor Perini Corp.*	200,026	2,534,329
VSE Corp.	15,200	361,608

		8,551,073

Consumer Products & Services — 1.2%
American Greetings Corp. (Class A Stock)(a)	32,400	473,688
Blyth, Inc.	23,200	801,792
Buckeye Technologies, Inc.	83,300	2,373,217
G&K Services, Inc. (Class A Stock)	92,309	2,879,118
JAKKS Pacific, Inc.	68,900	1,103,089
Regis Corp.(a)	87,639	1,573,996

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Consumer Products & Services (continued)
Select Comfort Corp.*	25,600	$535,552

		9,740,452

Containers & Packaging — 1.1%
AptarGroup, Inc.	21,256	1,085,119
Boise, Inc.	95,500	628,390
Graphic Packaging Holding Co.*	131,300	722,150
Greif, Inc. (Class A Stock)	53,210	2,181,610
Owens-Illinois, Inc.*	84,949	1,628,472
Packaging Corp. of America	78,651	2,221,104

		8,466,845

Cosmetics & Toiletries
Revlon, Inc. (Class A Stock)*	15,900	226,257

Distribution/Wholesale
Brightpoint, Inc.*	3,100	16,771

Diversified Consumer Services — 0.5%
Sotheby’s	40,760	1,359,754
Steiner Leisure Ltd. (Bahamas)*	47,552	2,206,888

		3,566,642

Diversified Financial Services — 0.5%
BGC Partners, Inc. (Class A Stock)(a)	122,600	719,662
Cowen Group, Inc. (Class A Stock)*(a)	306,014	813,997
Doral Financial Corp. (Puerto Rico)*	29,224	43,836
Edelman Financial Group, Inc.	16,700	145,290
Gleacher & Co., Inc.*	13,100	10,480
SeaCube Container Leasing Ltd. (Bermuda)	82,900	1,415,103
SWS Group, Inc.*	84,425	449,985

		3,598,353

Diversified Operations
Standex International Corp.	8,100	344,817

Education
Lincoln Educational Services Corp.	53,900	350,350

Electric Utilities — 2.5%
Cleco Corp.	153,423	6,417,684
Empire District Electric Co. (The)	28,800	607,680
MGE Energy, Inc.	44,180	2,089,714
Portland General Electric Co.(a)	270,265	7,205,265
UNS Energy Corp.	91,850	3,527,959

		19,848,302

Electrical Equipment — 0.3%
GrafTech International Ltd.*	95,950	925,918
Regal-Beloit Corp.	18,600	1,158,036

		2,083,954

Electronic Components & Equipment — 3.0%
Arris Group, Inc.*	106,039	1,475,002
AVX Corp.	268,880	2,874,327
Belden, Inc.	61,157	2,039,586
Checkpoint Systems, Inc.*	11,000	95,810
Coherent, Inc.*	51,758	2,241,121
Daktronics, Inc.	5,229	36,132
EnerSys*	49,700	1,742,979
FEI Co.*	16,100	770,224
General Cable Corp.*	67,343	1,746,877
Littelfuse, Inc.	11,600	659,924
Newport Corp.*	21,200	254,824

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Components & Equipment (continued)
Park Electrochemical Corp.	133,720	$3,460,674
Synopsys, Inc.*	79,048	2,326,383
TTM Technologies, Inc.*	52,200	491,202
VAALCO Energy, Inc.*	78,800	680,044
Zebra Technologies Corp. (Class A Stock)*	81,895	2,813,912

		23,709,021

Electronic Equipment & Instruments — 0.8%
Greatbatch, Inc.*	65,400	1,485,234
PerkinElmer, Inc.	90,578	2,336,912
Sanmina-SCI Corp.*	88,927	728,312
Vishay Intertechnology, Inc.*	188,206	1,774,783

		6,325,241

Electronics — 0.1%
Sypris Solutions, Inc.	29,600	206,312
VOXX International Corp.*	59,200	551,744

		758,056

Energy – Alternate Sources — 0.1%
FutureFuel Corp.	4,600	48,346
Green Plains Renewable Energy, Inc.*(a)	105,280	656,947
Renewable Energy Group, Inc.*(a)	34,700	257,821

		963,114

Energy Equipment & Services — 1.3%
C&J Energy Services, Inc.*(a)	109,523	2,026,176
Cal Dive International, Inc.*	470,590	1,364,711
Gulf Island Fabrication, Inc.	46,570	1,313,740
Matrix Service Co.*	206,750	2,346,612
Natural Gas Services Group, Inc.*	88,290	1,308,458
TETRA Technologies, Inc.*	124,880	890,394
Tidewater, Inc.	22,200	1,029,192

		10,279,283

Engineering & Construction — 0.1%
Michael Baker Corp.*	24,800	647,032

Entertainment & Leisure — 0.8%
Carmike Cinemas, Inc.*	68,000	996,200
Isle of Capri Casinos, Inc.*(a)	51,100	315,287
Scientific Games Corp. (Class A Stock)*	238,372	2,038,081
Speedway Motorsports, Inc.	32,418	548,188
Town Sports International Holdings, Inc.*	7,500	99,675
WMS Industries, Inc.*	125,056	2,494,867

		6,492,298

Environmental Control — 0.2%
Darling International, Inc.*	47,000	775,030
EnergySolutions, Inc.*	221,400	374,166
Metalico, Inc.*	16,200	35,640

		1,184,836

Environmental Services — 0.6%
Tetra Tech, Inc.*	174,325	4,546,396

Financial – Bank & Trust — 6.6%
1st Source Corp.	5,800	131,080
Banco Latinoamericano de Comercio
Exterior SA (Panama)	20,800	445,744
BancorpSouth, Inc.	83,515	1,212,638
Bank of the Ozarks, Inc.	14,200	427,136
Berkshire Hills Bancorp, Inc.	14,300	314,600

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Financial – Bank & Trust (continued)
Boston Private Financial Holdings, Inc.	197,471	$1,763,416
Camden National Corp.	4,200	153,804
Cardinal Financial Corp.	139,086	1,707,976
Cathay General Bancorp	30,900	510,159
Chemical Financial Corp.	12,785	274,878
City Holding Co.	24,700	832,143
Columbia Banking System, Inc.	15,600	293,592
Community Bank System, Inc.	14,200	385,104
Community Trust Bancorp, Inc.	23,042	771,677
CVB Financial Corp.	291,922	3,400,891
East West Bancorp, Inc.	20,300	476,238
Financial Institutions, Inc.	26,400	445,632
First Bancorp	12,353	109,818
First Community Bancshares, Inc.	38,500	555,555
First Financial Bancorp	165,837	2,650,075
First Financial Holdings, Inc.	18,669	200,132
First Horizon National Corp.	281,455	2,434,586
First Merchants Corp.	24,500	305,270
First Midwest Bancorp, Inc.	314,647	3,454,824
First Niagara Financial Group, Inc.	68,517	524,155
First of Long Island Corp. (The)	4,200	121,674
FNB Corp.	99,200	1,078,304
Hancock Holding Co.	96,804	2,946,714
Heartland Financial USA, Inc.	5,800	139,200
Hudson Valley Holding Corp.	10,597	191,806
Independent Bank Corp.	24,200	706,882
Lakeland Bancorp, Inc.	36,527	384,264
MainSource Financial Group, Inc.	38,500	455,455
National Penn Bancshares, Inc.	205,326	1,964,969
Ocwen Financial Corp.*	186,560	3,503,597
Oriental Financial Group, Inc. (Puerto Rico) .	82,700	916,316
PacWest Bancorp	142,102	3,363,554
Park National Corp.(a)	5,600	390,600
Peoples Bancorp, Inc.	22,700	498,946
Pinnacle Financial Partners, Inc.*(a)	109,010	2,126,785
Provident Financial Services, Inc.	29,900	458,965
Renasant Corp.	26,700	419,457
Republic Bancorp, Inc. (Class A Stock)	12,446	276,924
S&T Bancorp, Inc.	12,300	227,181
Sierra Bancorp	29,200	289,080
Southside Bancshares, Inc.(a)	16,568	372,449
Southwest Bancorp, Inc.*	110,033	1,035,411
Suffolk Bancorp*	5,000	64,850
Susquehanna Bancshares, Inc.	68,112	701,554
Trico Bancshares	1,600	24,640
Trustmark Corp.	18,800	460,224
United Bankshares, Inc.(a)	7,200	186,336
Washington Trust Bancorp, Inc.	10,800	263,304
WesBanco, Inc.	16,800	357,168
West Bancorp.	36,800	349,968
Zions Bancorporation(a)	189,917	3,688,188

		51,745,888

Financial – Brokerage — 0.1%
Knight Capital Group, Inc. (Class A Stock)*	50,500	602,970

Financial Services — 1.4%
Alliance Financial Corp.	5,700	195,738
Assured Guaranty Ltd. (Bermuda)	55,000	775,500
Dime Community Bancshares, Inc.	17,100	227,259
Encore Capital Group, Inc.*	42,800	1,267,736

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Financial Services (continued)
First Commonwealth Financial Corp.	308,900	$2,078,897
Flushing Financial Corp.	21,500	293,045
Lakeland Financial Corp.	13,700	367,571
National Financial Partners Corp.*(a)	129,600	1,736,640
NBT Bancorp, Inc.	20,800	449,072
Nelnet, Inc. (Class A Stock)	47,300	1,087,900
OceanFirst Financial Corp.	15,400	221,144
Trustco Bank Corp.	35,100	191,646
World Acceptance Corp.*(a)	28,600	1,881,880
WSFS Financial Corp.	4,100	165,681

		10,939,709

Food — 0.5%
John B. Sanfilippo & Son, Inc.*	10,200	182,070
Sanderson Farms, Inc.	38,390	1,759,030
Spartan Stores, Inc.	114,500	2,075,885

		4,016,985

Food & Staples Retailing — 1.5%
Casey’s General Stores, Inc.	44,866	2,646,645
Pantry, Inc. (The)*	493,376	7,252,627
Weis Markets, Inc.	38,770	1,726,040

		11,625,312

Food Products — 0.5%
Ingredion, Inc.	75,639	3,745,643

Gas Utilities — 0.9%
Laclede Group, Inc. (The)	46,640	1,856,738
New Jersey Resources Corp.	47,369	2,065,762
Northwest Natural Gas Co.	18,900	899,640
WGL Holdings, Inc.	61,250	2,434,687

		7,256,827

Healthcare Equipment & Services — 0.2%
Skilled Healthcare Group, Inc. (Class Astock)*	194,200	1,219,576

Healthcare Equipment & Supplies
Cantel Medical Corp.	4,300	117,175

Healthcare Products — 0.5%
Columbia Laboratories, Inc.*(a)	309,719	210,609
Integra Lifesciences Holdings Corp.*	37,300	1,386,814
STERIS Corp.	63,204	1,982,709

		3,580,132

Healthcare Providers & Services — 0.8%
Cross Country Healthcare, Inc.*	269,370	1,177,147
LifePoint Hospitals, Inc.*	62,652	2,567,479
MModal, Inc.*	91,847	1,192,174
Select Medical Holdings Corp.*(a)	139,450	1,409,840

		6,346,640

Healthcare Services — 1.9%
Almost Family, Inc.*(a)	75,234	1,680,728
AMERIGROUP Corp.*	14,600	962,286
AmSurg Corp.*	93,593	2,805,918
Assisted Living Concepts, Inc. (Class A Stock)	19,900	282,978
Five Star Quality Care, Inc.*	338,800	1,040,116
HealthSouth Corp.*	154,751	3,599,508
MEDNAX, Inc.*	24,463	1,676,694

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Services (continued)
Molina Healthcare, Inc.*	2,500	$58,650
Sun Healthcare Group, Inc.*	119,200	997,704
Triple-S Management Corp. (Puerto Rico)
(Class B Stock)*(a)	99,000	1,809,720

		14,914,302

Home Builders
KB Home	21,300	208,740

Hotels, Restaurants & Leisure — 0.7%
Cracker Barrel Old Country Store, Inc.	29,603	1,859,068
PF Chang’s China Bistro, Inc.	70,970	3,652,826

		5,511,894

Household Durables — 0.6%
La-Z-Boy, Inc.*	3,800	46,702
MDC Holdings, Inc.	28,700	937,629
Ryland Group, Inc. (The)(a)	72,190	1,846,620
Toll Brothers, Inc.*	51,910	1,543,284

		4,374,235

Household Products — 1.5%
Central Garden & Pet Co. (Class A Stock)*	272,569	2,968,276
Central Garden & Pet Co.*	97,816	1,015,330
Helen of Troy Ltd. (Bermuda)*	108,800	3,687,232
Prestige Brands Holdings, Inc.*	276,432	4,370,390

		12,041,228

Housewares
Lifetime Brands, Inc.	22,500	280,575

Industrial Products — 1.4%
Brady Corp. (Class A Stock)	69,013	1,898,548
Ceradyne, Inc.	11,700	300,105
EnPro Industries, Inc.*(a)	105,687	3,949,523
Interline Brands, Inc.*	45,800	1,148,206
Watts Water Technologies, Inc. (Class A Stock)	61,397	2,046,976
WESCO International, Inc.*(a)	35,319	2,032,608

		11,375,966

Insurance — 5.9%
Allied World Assurance Co. Holdings AG (Switzerland)	82,080	6,522,898
Alterra Capital Holdings Ltd. (Bermuda)	32,300	754,205
American Equity Investment Life Holding Co.(a)	202,300	2,227,323
American Safety Insurance Holdings Ltd. (Bermuda)*	15,300	286,875
AMERISAFE, Inc.*	64,300	1,668,585
AmTrust Financial Services, Inc.	34,200	1,016,082
Arch Capital Group Ltd. (Bermuda)*(a)	38,700	1,536,003
Aspen Insurance Holdings Ltd. (Bermuda)	32,700	945,030
AXIS Capital Holdings Ltd. (Bermuda)	95,890	3,121,220
CNO Financial Group, Inc.	372,346	2,904,299
EMC Insurance Group, Inc.	46,018	929,564
Employers Holdings, Inc.	210,229	3,792,531
Endurance Specialty Holdings Ltd. (Bermuda)	78,071	2,991,681
Horace Mann Educators Corp.	133,943	2,341,324
Infinity Property & Casualty Corp.	53,207	3,068,448
Maiden Holdings Ltd. (Bermuda)	29,173	253,222

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
Meadowbrook Insurance Group, Inc.	211,970	$1,863,216
Platinum Underwriters Holdings Ltd. (Bermuda)	78,746	3,000,223
ProAssurance Corp.	40,746	3,630,061
Reinsurance Group of America, Inc.	41,767	2,222,422
Selective Insurance Group, Inc.	31,900	555,379
Symetra Financial Corp.	49,900	629,738
Tower Group, Inc.	4,262	88,948

		46,349,277

Internet Services — 0.2%
Digital River, Inc.*	51,938	863,210
United Online, Inc.	148,100	624,982

		1,488,192

Internet Software & Services — 0.1%
Bazaarvoice, Inc.*(a)	13,400	243,880
Envivio, Inc.*	28,300	181,403
ExactTarget, Inc.*(a)	8,800	192,368
Orbitz Worldwide, Inc.*	10,393	37,934

		655,585

Investment Companies — 0.3%
Apollo Investment Corp.	49,027	376,527
Fidus Investment Corp.(a)	12,800	194,176
MCG Capital Corp.	64,286	295,716
Prospect Capital Corp.	149,499	1,702,794

		2,569,213

Leisure Equipment & Products — 0.2%
Callaway Golf Co.	268,060	1,584,235

Machinery — 1.8%
Albany International Corp. (Class A Stock)	26,550	496,750
Altra Holdings, Inc.	85,200	1,344,456
FreightCar America, Inc.	18,000	413,460
Gardner Denver, Inc.	27,510	1,455,554
IDEX Corp.	53,675	2,092,252
Kaydon Corp.	52,091	1,114,226
NN, Inc.*	29,456	300,746
Oshkosh Corp.*	70,810	1,483,470
RBC Bearings, Inc.*	45,375	2,146,238
Robbins & Myers, Inc.	1,100	46,002
Snap-on, Inc.	34,380	2,140,155
Trimas Corp.*	62,345	1,253,134

		14,286,443

Machinery & Equipment — 1.4%
Applied Industrial Technologies, Inc.	65,500	2,413,675
Briggs & Stratton Corp.(a)	176,600	3,088,734
Cascade Corp.	3,100	145,855
Intermec, Inc.*	234,547	1,454,191
Kadant, Inc.*	97,395	2,283,913
RPC, Inc.(a)	27,730	329,710
Terex Corp.*(a)	71,104	1,267,784

		10,983,862

Manufacturing — 0.2%
Actuant Corp. (Class A Stock)	49,800	1,352,568
Proto Labs, Inc.*(a)	4,700	135,172

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Manufacturing (continued)
STR Holdings, Inc.*	34,632	$157,922

		1,645,662

Marine — 0.2%
Diana Shipping, Inc. (Marshall Islands)*(a)	124,539	968,913
Kirby Corp.*	11,650	548,482

		1,517,395

Media — 0.5%
Demand Media, Inc.*(a)	46,031	515,547
Dolan Co. (The)*	700	4,711
Entercom Communications Corp. (Class A Stock)*(a)	214,900	1,293,698
LIN TV Corp. (Class A Stock)*	174,700	527,594
Salem Communications Corp. (Class A Stock)	17,100	93,537
Sinclair Broadcast Group, Inc. (Class A Stock)	129,900	1,176,894

		3,611,981

Medical – Drugs
Taylor Capital Group, Inc.*(a)	14,900	244,211

Medical Supplies & Equipment — 0.1%
Incyte Corp.*(a)	42,300	960,210

Metals & Mining — 2.2%
Allegheny Technologies, Inc.	42,487	1,354,910
Carpenter Technology Corp.	13,160	629,574
Cloud Peak Energy, Inc.*(a)	47,400	801,534
Coeur d’Alene Mines Corp.*	79,400	1,394,264
Compass Minerals International, Inc.	26,904	2,052,237
Globe Specialty Metals, Inc.	47,053	631,922
Haynes International, Inc.	4,610	234,833
Horsehead Holding Corp.*	89,440	890,822
LB Foster Co. (Class A Stock)	30,500	872,605
Olympic Steel, Inc.	27,270	447,773
Revett Minerals, Inc. (Canada)*(a)	57,140	187,991
RTI International Metals, Inc.*(a)	161,120	3,646,146
SunCoke Energy, Inc.*(a)	30,400	445,360
US Silica Holdings, Inc.*(a)	54,100	609,166
Westmoreland Coal Co.*(a)	8,800	70,840
Worthington Industries, Inc.	141,000	2,886,270

		17,156,247

Office Equipment — 0.2%
Interface, Inc.	102,414	1,395,903
Knoll, Inc.	27,000	362,340

		1,758,243

Oil & Gas — 2.2%
Berry Petroleum Co. (Class A Stock)	83,911	3,327,910
CVR Energy, Inc.*	59,300	1,576,194
Energy Partners Ltd.*	93,483	1,579,863
Energy XXI Bermuda Ltd. (Bermuda)	31,500	985,635
Goodrich Petroleum Corp.*(a)	103,210	1,430,491
Helix Energy Solutions Group, Inc.*	101,600	1,667,256
Key Energy Services, Inc.*	220,220	1,673,672
Northwest Natural Gas Co.	22,420	1,067,192
Stone Energy Corp.*(a)	15,800	400,372
Swift Energy Co.*(a)	111,667	2,078,123

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas (continued)
W&T Offshore, Inc.	82,000	$1,254,600

		17,041,308

Oil, Gas & Consumable Fuels — 0.7%
Bill Barrett Corp.*(a)	78,400	1,679,328
Bonanza Creek Energy, Inc.*	12,300	204,549
Carrizo Oil & Gas, Inc.*(a)	86,400	2,031,264
Rex Energy Corp.*	47,460	532,027
Superior Energy Services, Inc.*	32,169	650,779
Warren Resources, Inc.*	33,198	79,675
Western Refining, Inc.	20,400	454,308

		5,631,930

Paper & Forest Products — 0.5%
Domtar Corp.	6,600	506,286
Louisiana-Pacific Corp.*(a)	180,270	1,961,338
P.H. Glatfelter Co.	17,900	293,023
Rock-Tenn Co. (Class A Stock)	21,700	1,183,735
Schweitzer-Mauduit International, Inc.	3,600	245,304

		4,189,686

Personal Services — 0.1%
Stewart Enterprises, Inc. (Class A Stock)	75,500	539,070

Pharmaceuticals — 0.5%
Achillion Pharmaceuticals, Inc.*	8,400	52,080
Alkermes PLC (Ireland)*(a)	59,400	1,008,018
Impax Laboratories, Inc.*	35,800	725,666
Neurocrine Biosciences, Inc.*	73,199	579,004
Par Pharmaceutical Cos., Inc.*	24,200	874,588
Progenics Pharmaceuticals, Inc.*	36,200	354,036

		3,593,392

Printing & Publishing — 0.1%
Courier Corp.	69,364	919,073

Professional Services — 0.4%
CDI Corp.	940	15,416
Hudson Global, Inc.*	75,330	314,126
Korn/Ferry International*	24,220	347,557
TrueBlue, Inc.*	161,950	2,506,986

		3,184,085

Real Estate Investment Trusts — 10.3%
American Campus Communities, Inc.	48,200	2,168,036
American Capital Agency Corp.(a)	70,200	2,359,422
Anworth Mortgage Asset Corp.	484,000	3,412,200
Ashford Hospitality Trust, Inc.	178,400	1,503,912
BioMed Realty Trust, Inc.(a)	119,217	2,226,974
Campus Crest Communities, Inc.(a)	191,860	1,993,425
CapLease, Inc.	163,600	678,940
Capstead Mortgage Corp.	249,300	3,467,763
CBL & Associates Properties, Inc.	106,579	2,082,554
Cedar Realty Trust, Inc.	180,400	911,020
Chesapeake Lodging Trust.	54,900	945,378
Colonial Properties Trust(a)	16,296	360,793
Coresite Realty Corp.	71,800	1,853,876
Corporate Office Properties Trust	24,730	581,402
Cousins Properties, Inc.	187,587	1,453,799
CYS Investments, Inc.	35,400	487,458
DCT Industrial Trust, Inc.	229,800	1,447,740
DDR Corp.(a)	10,918	159,840

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
DiamondRock Hospitality Co.	144,800	$1,476,960
EastGroup Properties, Inc.(a)	46,780	2,493,374
Education Realty Trust, Inc.	198,746	2,202,106
Entertainment Properties Trust(a)	17,700	727,647
Equity One, Inc.(a)	132,920	2,817,904
Extra Space Storage, Inc.	19,700	602,820
FelCor Lodging Trust, Inc.*	147,500	693,250
First Industrial Realty Trust, Inc.*	236,800	2,988,416
Getty Realty Corp.(a)	16,900	323,635
Hersha Hospitality Trust	247,310	1,305,797
Home Properties, Inc.	5,600	343,616
Invesco Mortgage Capital, Inc.	15,300	280,602
Kite Realty Group Trust	67,200	335,328
LaSalle Hotel Properties(a)	99,100	2,887,774
Lexington Realty Trust(a)	472,121	3,998,865
LTC Properties, Inc.	38,200	1,385,896
MFA Financial, Inc.	486,934	3,841,909
Mid-America Apartment Communities, Inc.	102,787	7,014,185
National Retail Properties, Inc.	30,200	854,358
Omega Healthcare Investors, Inc.(a)	122,400	2,754,000
Parkway Properties, Inc.	117,200	1,340,768
Pebblebrook Hotel Trust(a)	175,070	4,080,882
Pennsylvania Real Estate Investment Trust	191,235	2,864,700
Ramco-Gershenson Properties Trust	35,000	439,950
Redwood Trust, Inc.	97,864	1,221,343
Senior Housing Properties Trust	57,848	1,291,167
Sun Communities, Inc.	17,700	783,048
Washington Real Estate Investment Trust	21,850	621,632
Winthrop Realty Trust	43,600	530,176

		80,596,640

Real Estate Management & Development — 0.2%
CBRE Group, Inc. (Class A Stock)*	32,935	538,817
Jones Lang LaSalle, Inc.(a)	13,260	933,106

		1,471,923

Registered Investment Companies — 0.1%
American Capital Ltd.*	73,200	737,124
Gladstone Capital Corp.	17,300	136,497

		873,621

Restaurants
Papa John’s International, Inc.*	2,100	99,897
Retail & Merchandising — 3.2%
American Eagle Outfitters, Inc.	96,336	1,900,709
Cabela’s, Inc.*(a)	108,800	4,113,728
Cash America International, Inc.	38,200	1,682,328
Conn’s, Inc.*(a)	188,434	2,788,823
Cost Plus, Inc.*	42,800	941,600
Dillard’s, Inc. (Class A Stock)	16,600	1,057,088
Dole Food Co., Inc.*(a)	253,401	2,224,861
Ethan Allen Interiors, Inc.	79,200	1,578,456
Finish Line, Inc. (The) (Class A Stock)	78,400	1,639,344
hhgregg, Inc.*(a)	107,657	1,217,601
Men’s Wearhouse, Inc. (The)	63,549	1,788,269
OfficeMax, Inc.*	77,350	391,391
Oxford Industries, Inc.	6,600	295,020
Perry Ellis International, Inc.*	65,150	1,351,863
Rent-A-Center, Inc.	29,588	998,299
Ruth’s Hospitality Group, Inc.*	133,600	881,760

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising (continued)
World Fuel Services Corp.	12,700	$482,981

		25,334,121

Road & Rail — 0.5%
Genesee & Wyoming, Inc. (Class A Stock)* .	43,010	2,272,648
Old Dominion Freight Line, Inc.*	45,035	1,949,565

		4,222,213

Savings & Loan — 0.1%
BofI Holding, Inc.*	14,300	282,568
Homestreet, Inc.*	3,869	123,769

		406,337

Schools
Corinthian Colleges, Inc.*	47,000	135,830

Semiconductors — 1.2%
Amkor Technology, Inc.*(a)	350,200	1,708,976
DSP Group, Inc.*	28,400	180,056
Emulex Corp.*	296,300	2,133,360
GSI Group, Inc. (Canada)*	41,500	475,590
Gt Advanced Technologies, Inc.*	160,162	845,655
Integrated Silicon Solution, Inc.*	52,200	526,698
IXYS Corp.*	17,000	189,890
Kulicke & Soffa Industries, Inc.*	33,400	297,928
MKS Instruments, Inc.	27,700	801,361
Photronics, Inc.*(a)	57,381	350,024
PMC - Sierra, Inc.*	55,400	340,156
Rudolph Technologies, Inc.*	17,900	156,088
Semtech Corp.*	14,200	345,344
Sigma Designs, Inc.*	15,197	96,957
Skyworks Solutions, Inc.*	15,700	429,709
Ultra Clean Holdings*	32,000	205,760

		9,083,552

Semiconductors & Semiconductor Equipment — 1.8%
Brooks Automation, Inc.	46,100	435,184
Entegris, Inc.*	73,511	627,784
Exar Corp.*	231,292	1,887,343
Intermolecular, Inc.*	28,400	220,100
LTX-Credence Corp.*	190,600	1,277,020
Mindspeed Technologies, Inc.*	141,500	348,090
ON Semiconductor Corp.*	444,780	3,157,938
Teradyne, Inc.*(a)	416,410	5,854,725
Veeco Instruments, Inc.*(a)	20,510	704,724

		14,512,908

Software — 0.5%
Audience, Inc.*	18,300	352,824
CSG Systems International, Inc.*	15,900	274,752
Demandware, Inc.*(a)	11,700	277,173
EPIQ Systems, Inc.	21,000	257,250
Guidewire Software, Inc.*(a)	6,700	188,404
Imperva, Inc.*	3,200	92,224
Jive Software, Inc.*(a)	5,800	121,742
MedAssets, Inc.*	165,320	2,223,554
Proofpoint, Inc.*	4,400	74,580

		3,862,503

Specialty Retail — 1.4%
ANN, Inc.*	157,122	4,005,039
Cato Corp. (The) (Class A Stock)	28,527	868,932

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Specialty Retail (continued)
Children’s Place Retail Stores, Inc. (The)*(a)	43,180	$2,151,659
Guess?, Inc.(a)	89,600	2,721,152
MarineMax, Inc.*(a)	143,310	1,362,878

		11,109,660

Technology Services
Infoblox, Inc.*	17,300	396,689

Telecommunications — 1.0%
Anixter International, Inc.	9,600	509,280
Aviat Networks, Inc.*	24,407	68,340
Cincinnati Bell, Inc.*	383,100	1,425,132
Comtech Telecommunications Corp.	59,801	1,709,113
Consolidated Communications Holdings, Inc.(a)	65,500	969,400
Oplink Communications, Inc.*	11,900	161,007
Premiere Global Services, Inc.*	130,100	1,091,539
RF Micro Devices, Inc.*	430,271	1,828,652
Symmetricon, Inc.*	27,000	161,730

		7,924,193

Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands, Inc.*(a)	30,190	837,169
Jones Group, Inc. (The)	44,100	421,596

		1,258,765

Thrifts & Mortgage Finance — 0.5%
BankFinancial Corp.	20,375	153,424
BankUnited, Inc.	73,000	1,721,340
People’s United Financial, Inc.	113,600	1,318,896
Westfield Financial, Inc.	123,080	898,484

		4,092,144

Transportation — 0.7%
Aircastle Ltd. (Bermuda)	41,100	495,255
Amerco, Inc.	13,601	1,223,682
Atlas Air Worldwide Holdings, Inc.*	25,764	1,120,992
Gulfmark Offshore, Inc. (Class A Stock)*	33,700	1,147,148
Pacer International, Inc.*	32,372	175,456
Quality Distribution, Inc.*	52,100	577,789
Swift Transportation Co.*	46,600	440,370

		5,180,692

Utilities — 2.6%
American States Water Co.	6,700	265,186
California Water Service Group	11,800	217,946
Chesapeake Utilities Corp.	8,100	354,132
El Paso Electric Co.	40,200	1,333,032
Great Plains Energy, Inc.	251,281	5,379,926
IDACORP, Inc.	117,028	4,924,538
NorthWestern Corp.	40,200	1,475,340
South Jersey Industries, Inc.	15,600	795,132
Southwest Gas Corp.	48,200	2,103,930
UIL Holdings Corp.	11,700	419,562
Westar Energy, Inc.	99,329	2,974,904

		20,243,628

Warehouse/Industrial — 0.1%
Wesco Aircraft Holdings, Inc.*(a)	57,000	725,610

Water Utilities
Artesian Resources Corp. (Class A Stock)	6,400	137,856

		Shares	Value (Note 2)

COMMON STOCKS (continued)
Water Utilities (continued)
Consolidated Water Co. Ltd. (Cayman Islands)		6,200	$51,398

			189,254

TOTAL COMMON STOCKS (cost $725,190,951)			760,923,192

EXCHANGE TRADED FUNDS — 0.3%
iShares NASDAQ Biotechnology Index Fund		7,197	935,286
iShares Russell 2000 Index Fund(a)		15,325	1,220,636

TOTAL EXCHANGE TRADED FUNDS (cost $1,722,785)			2,155,922

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Notes
0.500%	11/30/12(k)	$1,480	1,481,965

(cost $1,482,113)
TOTAL LONG-TERM INVESTMENTS (cost $728,395,849)			764,561,079

		Shares
SHORT-TERM INVESTMENT — 16.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $126,885,219; includes $108,142,380 of cash collateral for securities on loan)(b)(w)(Note 4)		126,885,219	126,885,219

TOTAL INVESTMENTS — 113.5% (cost $855,281,068)			891,446,298
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (13.5)%			(106,353,291)

NET ASSETS — 100.0%			$785,093,007

The following abbreviation is used in the Portfolio descriptions:

NASDAQ National Association for Securities Dealers

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $108,348,181; cash collateral of $108,142,380 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Position:
88	Russell 2000 Mini	Sep. 2012	$6,751,850	$6,999,520	$247,670

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identifical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$760,923,192	$—	$—
Exchange Traded Funds	2,155,922	—	—
U.S. Treasury Obligation	—	1,481,965	—
Affiliated Money Market Mutual Fund	126,885,219	—	—
Other Financial Instruments*
Futures	247,670	—	—

Total	$890,212,003	$1,481,965	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June, 30 2012 were as follows:

Affiliated Money Market Mutual Fund (13.8% represents investments purchased with collateral from securities on loan)	16.1%
Real Estate Investment Trusts	10.3
Financial – Bank & Trust	6.6
Insurance	5.9
Commercial Banks	5.7
Retail & Merchandising	3.2
Electronic Components & Equipment	3.0
Commercial Services & Supplies	3.0
Utilities	2.6
Electric Utilities	2.5
Metals & Mining	2.2
Oil & Gas	2.2
Chemicals	2.0
Healthcare Services	1.9
Semiconductors & Semiconductor Equipment	1.8
Machinery	1.8
Computer Services & Software	1.8
Capital Markets	1.7
Household Products	1.5
Food & Staples Retailing	1.5
Industrial Products	1.4
Specialty Retail	1.4
Machinery & Equipment	1.4
Financial Services	1.4
Energy Equipment & Services	1.3

Consumer Products & Services	1.2%
Semiconductors	1.2
Construction and Engineering	1.1
Containers & Packaging	1.1
Communications Equipment	1.1
Automotive Components	1.0
Telecommunications	1.0
Gas Utilities	0.9
Airlines	0.9
Aerospace	0.8
Entertainment & Leisure	0.8
Healthcare Providers & Services	0.8
Electronic Equipment & Instruments	0.8
Oil, Gas & Consumable Fuels	0.7
Hotels, Restaurants & Leisure	0.7
Transportation	0.7
Aerospace & Defense	0.6
Environmental Services	0.6
Household Durables	0.6
Road & Rail	0.5
Paper & Forest Products	0.5
Thrifts & Mortgage Finance	0.5
Food	0.5
Software	0.5
Food Products	0.5
Media	0.5
Diversified Financial Services	0.5
Pharmaceuticals	0.5
Healthcare Products	0.5
Diversified Consumer Services	0.5
Professional Services	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Conglomerates	0.4%
Broadcasting	0.3
Investment Companies	0.3
Biotechnology	0.3
Exchange Traded Funds	0.3
Electrical Equipment	0.3
Agriculture	0.2
Office Equipment	0.2
Apparel	0.2
Manufacturing	0.2
Leisure Equipment & Products	0.2
Marine	0.2
Construction & Engineering	0.2
Internet Services	0.2
U.S. Treasury Obligations	0.2
Real Estate Management & Development	0.2
Computers & Peripherals	0.2
Computers Networking	0.2
Clothing & Apparel	0.2
Textiles, Apparel & Luxury Goods	0.2
Healthcare Equipment & Services	0.2
Environmental Control	0.2
Building Products	0.1

Energy – Alternate Sources	0.1%
Medical Supplies & Equipment	0.1
Computer Hardware	0.1
Printing & Publishing	0.1
Construction	0.1
Registered Investment Companies	0.1
Electronics	0.1
Warehouse/Industrial	0.1
Business Services	0.1
Internet Software & Services	0.1
Engineering & Construction	0.1
Financial – Brokerage	0.1
Personal Services	0.1
Commercial Services	0.1
Advertising	0.1
Savings & Loan	0.1

113.50
Liabilities in excess of other assets	(13.50)

100.00%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker – variation margin	$247,670	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Futures
Equity contracts			$472,725

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Total
Equity contracts	$(91,072)	$265,845	$174,773

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $11,836,838.

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $108,348,181:
Unaffiliated investments (cost $728,395,849)	$764,561,079
Affiliated investments (cost $126,885,219)	126,885,219
Receivable for investments sold	9,134,854
Receivable for fund share sold	1,947,055
Dividends and interest receivable	1,154,904
Due from broker – varation margin	212,590
Prepaid expenses	6,486

Total Assets	903,902,187

LIABILITIES:
Payable to broker for collateral for securities on loan	108,142,380
Payable for investments purchased	10,237,575
Advisory fees payable	288,860
Accrued expenses and other liabilities	97,870
Payable for fund share repurchased	34,991
Shareholder servicing fees payable	7,012
Affiliated transfer agent fee payable	492

Total Liabilities	118,809,180

NET ASSETS	$785,093,007

Net assets were comprised of:
Paid-in capital	$742,708,996
Retained earnings	42,384,011

Net assets, June 30, 2012	$785,093,007

Net asset value and redemption price per share, $785,093,007 / 57,503,925 outstanding shares of beneficial interest	$13.65

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,032 foreign withholding tax)	$7,071,066
Affiliated income from securities lending, net	235,555
Affiliated dividend income	27,811
Unaffiliated interest income	1,148

7,335,580

EXPENSES
Advisory fees	3,606,271
Shareholder servicing fees and expenses	400,697
Custodian and accounting fees	113,000
Audit fee	11,000
Trustees’ fees	9,000
Loan interest expense (Note 7)	4,501
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Legal fees and expenses	4,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Miscellaneous	4,569

Total expenses.	4,169,038
Less: shareholder servicing fee waiver	(68,284)

Net expenses	4,100,754

NET INVESTMENT INCOME	3,234,826

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	16,043,991
Futures transactions	472,725

16,516,716

Net change in unrealized appreciation (depreciation) on:
Investments	22,261,423
Futures	265,845

22,527,268

NET GAIN ON INVESTMENTS	39,043,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,278,810

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,234,826	$3,764,833
Net realized gain on investment transactions	16,516,716	132,382,482
Net change in unrealized appreciation (depreciation) on investments	22,527,268	(190,545,641)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,278,810	(54,398,326)

DISTRIBUTIONS	(3,766,620)	(4,413,128)

FUND SHARE TRANSACTIONS:
Fund share sold [20,052,668 and 25,770,296 shares, respectively]	278,882,523	329,137,499
Fund share issued in reinvestment of distributions [284,703 and 329,830 shares, respectively]	3,766,620	4,413,128
Fund share repurchased [11,432,527 and 55,313,254 shares, respectively]	(152,776,198)	(714,500,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	129,872,945	(380,950,285)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	596,705

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,385,135	(439,165,034)
NET ASSETS:
Beginning of period	616,707,872	1,055,872,906

End of period	$785,093,007	$616,707,872

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 95.8%
COMMON STOCKS — 95.3%
Advertising — 0.3%
WPP PLC (United Kingdom)	394,785	$4,792,579

Aerospace & Defense — 1.3%
Boeing Co. (The)	195,900	14,555,370
Lockheed Martin Corp.(a)	94,300	8,211,644

		22,767,014

Agriculture — 0.7%
Archer-Daniels-Midland Co.	423,200	12,492,864

Airlines — 0.5%
United Continental Holdings, Inc.*(a)	366,800	8,924,244

Automobile Manufacturers — 0.2%
General Motors Co.*(a)	187,600	3,699,472

Banks — 8.0%
Bank of New York Mellon Corp. (The)	440,900	9,677,755
Capital One Financial Corp.	207,400	11,336,484
Morgan Stanley	290,300	4,235,477
Northern Trust Corp.	330,100	15,191,202
PNC Financial Services Group, Inc.	241,700	14,770,287
Regions Financial Corp.	824,400	5,564,700
SunTrust Banks, Inc.	533,000	12,914,590
U.S. Bancorp	903,900	29,069,424
Wells Fargo & Co.	983,400	32,884,896

		135,644,815

Beverages — 1.3%
Molson Coors Brewing Co. (Class B Stock)	150,700	6,270,627
PepsiCo, Inc.	219,200	15,488,672

		21,759,299

Biotechnology — 0.8%
Amgen, Inc.	184,000	13,439,360

Building Materials — 0.7%
Masco Corp.	553,500	7,677,045
USG Corp.*(a)	243,300	4,634,865

		12,311,910

Chemicals — 2.0%
E.I. du Pont de Nemours & Co.(a)	175,900	8,895,263
International Flavors & Fragrances, Inc.	126,400	6,926,720
Monsanto Co.	223,400	18,493,052

		34,315,035

Coal — 0.7%
CONSOL Energy, Inc.	385,100	11,645,424

Computer Hardware — 0.8%
Dell, Inc.*	515,900	6,459,068
Hewlett-Packard Co.	392,800	7,899,208

		14,358,276

Computer Services & Software — 0.6%
Computer Sciences Corp.	434,900	10,794,218

Cosmetics/Personal Care — 0.9%
Avon Products, Inc.(a)	646,200	10,474,902
Procter & Gamble Co. (The)	73,100	4,477,375

		14,952,277

Distribution/Wholesale — 0.5%
Genuine Parts Co.(a)	147,400	8,880,850

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Financial Services — 3.0%
American Express Co.	536,900	$31,252,949
NYSE Euronext	218,100	5,578,998
Och-Ziff Capital Management Group LLC (Class A Stock)	289,900	2,197,442
SLM Corp.	772,400	12,134,404

		51,163,793

Diversified Machinery — 0.3%
Xylem, Inc.	208,800	5,255,496

Diversified Manufacturing — 4.4%
3M Co.	270,700	24,254,720
Cooper Industries PLC (Ireland)	266,200	18,149,516
Illinois Tool Works, Inc.	373,900	19,775,571
Ingersoll-Rand PLC (Ireland)	234,700	9,899,646
ITT Corp.	137,300	2,416,480

		74,495,933

Electric — 5.7%
Duke Energy Corp.(a)	465,400	10,732,124
Entergy Corp.	279,200	18,954,888
Exelon Corp.	451,500	16,985,430
FirstEnergy Corp.(a)	166,900	8,209,811
Pinnacle West Capital Corp.(a)	185,800	9,613,292
PPL Corp.	86,000	2,391,660
Progress Energy, Inc.	236,300	14,218,171
TECO Energy, Inc.	188,600	3,406,116
Xcel Energy, Inc.	430,300	12,224,823

		96,736,315

Electronic Components & Equipment — 4.9%
Emerson Electric Co.	358,800	16,712,904
General Electric Co.	2,309,900	48,138,316
Honeywell International, Inc.	324,000	18,092,160

		82,943,380

Electronic Equipment & Instruments — 1.2%
Thermo Fisher Scientific, Inc.	377,800	19,611,598

Entertainment — 0.3%
Madison Square Garden Co. (The) (Class A Stock)*(a)	154,400	5,780,736

Financial – Bank & Trust — 1.0%
Bank of America Corp.	2,001,000	16,368,180

Financial Services — 2.9%
JPMorgan Chase & Co.	1,061,800	37,938,114
Legg Mason, Inc.	444,900	11,732,013

		49,670,127

Food — 2.2%
Campbell Soup Co.	434,100	14,490,258
ConAgra Foods, Inc.	398,000	10,320,140
Kellogg Co.	72,600	3,581,358
McCormick & Co., Inc.	142,100	8,618,365

		37,010,121

Gas — 1.1%
NiSource, Inc.	750,500	18,574,875

Healthcare Products — 1.4%
Johnson & Johnson(a)	344,500	23,274,420

Healthcare Services — 0.6%
Quest Diagnostics, Inc.	163,600	9,799,640

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Home Furnishings — 0.9%
Whirlpool Corp.	248,800	$15,216,608

Household Products/Wares — 2.5%
Avery Dennison Corp.	200,100	5,470,734
Clorox Co. (The)(a)	243,000	17,607,780
Kimberly-Clark Corp.(a)	228,700	19,158,199

		42,236,713

Insurance — 4.2%
Allstate Corp. (The)	587,100	20,601,339
Chubb Corp. (The)	108,300	7,886,406
Lincoln National Corp.(a)	359,200	7,855,704
Loews Corp.	155,200	6,349,232
Marsh & McLennan Cos., Inc.	559,200	18,023,016
Sun Life Financial, Inc. (Canada)(a)	276,200	6,010,112
XL Group PLC (Ireland)	223,100	4,694,024

		71,419,833

Iron/Steel — 0.9%
Nucor Corp.	410,400	15,554,160

Leisure — 0.8%
Carnival Corp. (Panama)(a)	263,800	9,040,426
Harley-Davidson, Inc.	118,900	5,437,297

		14,477,723

Lodging — 0.5%
Marriott International, Inc. (Class A Stock)(a)	200,100	7,843,920

Media — 4.7%
Cablevision Systems Corp. (Class A Stock)(a)	476,100	6,327,369
Comcast Corp. (Class A Stock)	335,700	10,732,329
McGraw-Hill Cos., Inc. (The)	312,600	14,067,000
New York Times Co. (The) (Class A Stock)*	552,100	4,306,380
Time Warner, Inc.(a)	611,900	23,558,150
Walt Disney Co. (The)	437,200	21,204,200

		80,195,428

Metals & Mining — 0.7%
Vulcan Materials Co.	316,200	12,556,302

Oil & Gas — 10.8%
Anadarko Petroleum Corp.	233,300	15,444,460
BP PLC (United Kingdom), ADR	241,100	9,774,194
Chevron Corp.	433,100	45,692,050
ConocoPhillips	125,500	7,012,940
Diamond Offshore Drilling, Inc.(a)	201,700	11,926,521
Exxon Mobil Corp.	447,700	38,309,689
Hess Corp.	91,500	3,975,675
Murphy Oil Corp.	337,400	16,967,846
Petroleo Brasileiro SA (Brazil), ADR	199,300	3,740,861
Royal Dutch Shell PLC (United Kingdom), ADR	429,600	28,967,928
Valero Energy Corp.	72,700	1,755,705

		183,567,869

Oil & Gas Services — 0.9%
Schlumberger Ltd. (Netherlands)	239,700	15,558,927

Paper & Forest Products — 1.6%
International Paper Co.	644,800	18,641,168
MeadWestvaco Corp.	299,900	8,622,125

		27,263,293

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	436,100	$15,677,795
Merck & Co., Inc.	492,700	20,570,225
Pfizer, Inc.	923,000	21,229,000

		57,477,020

Pipelines — 0.4%
Spectra Energy Corp.	236,800	6,881,408

Real Estate Investment Trust — 0.6%
Weyerhaeuser Co.	478,000	10,688,080

Retail — 2.1%
Kohl’s Corp.	323,700	14,725,113
Macy’s, Inc.	272,400	9,356,940
Staples, Inc.	786,500	10,263,825
Tiffany & Co.	20,000	1,059,000

		35,404,878

Semiconductors — 1.7%
Analog Devices, Inc.	303,300	11,425,311
Applied Materials, Inc.	854,900	9,797,154
First Solar, Inc.*(a)	142,500	2,146,050
Texas Instruments, Inc.	217,400	6,237,206

		29,605,721

Software — 1.4%
Microsoft Corp.	804,500	24,609,655

Telecommunications — 6.6%
AT&T, Inc.	964,800	34,404,768
CenturyLink, Inc.(a)	255,700	10,097,593
Cisco Systems, Inc.	723,500	12,422,495
Corning, Inc.	609,100	7,875,663
Harris Corp.	396,000	16,572,600
Nokia OYJ (Finland), ADR(a)	1,155,500	2,391,885
Telefonica SA (Spain)	411,229	5,413,202
Verizon Communications, Inc.	366,400	16,282,816
Vodafone Group PLC (United Kingdom)	2,296,338	6,454,428

		111,915,450

Toys/Games/Hobbies — 1.3%
Hasbro, Inc.(a)	181,200	6,137,244
Mattel, Inc.	490,600	15,915,064

		22,052,308

Transportation — 1.0%
United Parcel Service, Inc. (Class B Stock)	222,500	17,524,100

TOTAL COMMON STOCKS (cost $1,633,644,294)		1,623,511,647

PREFERRED STOCK — 0.5%
Automobile Manufacturers
General Motors Co., Series B, 4.750%(a) (cost $11,616,503)	271,850	9,025,420

TOTAL LONG-TERM INVESTMENTS (cost $1,645,260,797)		1,632,537,067

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 15.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $260,607,131; includes $183,324,523 of cash collateral for securities on loan)(b)(w)(Note 4)	260,607,131	$260,607,131

TOTAL INVESTMENTS — 111.1% (cost $1,905,867,928)		1,893,144,198
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.1)%		(188,601,631)

NET ASSETS — 100.0%		$1,704,542,567

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $181,605,196; cash collateral of $183,324,523 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,606,851,438	$16,660,209	$—
Preferred Stock	9,025,420	—	—
Affiliated Money Market Mutual Fund	260,607,131	—	—

Total	$1,876,483,989	$16,660,209	$—

Fair Value of Level 2 investments at 12/31/11 was $0. $2,095,453 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (10.8% represents investments purchased with collateral from securities on loan)	15.3%
Oil & Gas	10.8
Banks	8.0
Telecommunications	6.6
Electric	5.7
Electronic Components & Equipment	4.9
Media	4.7
Diversified Manufacturing	4.4
Insurance	4.2
Pharmaceuticals	3.4
Diversified Financial Services	3.0
Financial Services	2.9
Household Products/Wares	2.5
Food	2.2
Retail	2.1
Chemicals	2.0
Semiconductors	1.7
Paper & Forest Products	1.6
Software	1.4
Healthcare Products	1.4
Aerospace & Defense	1.3
Toys/Games/Hobbies	1.3
Beverages	1.3
Electronic Equipment & Instruments	1.2

Gas	1.1%
Transportation	1.0
Financial – Bank & Trust	1.0
Oil & Gas Services	0.9
Iron/Steel	0.9
Home Furnishings	0.9
Cosmetics/Personal Care	0.9
Leisure	0.8
Computer Hardware	0.8
Biotechnology	0.8
Automobile Manufacturers	0.7
Metals & Mining	0.7
Agriculture	0.7
Building Materials	0.7
Coal	0.7
Computer Services & Software	0.6
Real Estate Investment Trust	0.6
Healthcare Services	0.6
Airlines	0.5
Distribution/Wholesale	0.5
Lodging	0.5
Pipelines	0.4
Entertainment	0.3
Diversified Machinery	0.3
Advertising	0.3

111.1
Liabilities in excess of other assets	(11.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $181,605,196:
Unaffiliated investments (cost $1,645,260,797)	$1,632,537,067
Affiliated investments (cost $260,607,131)	260,607,131
Receivable for fund share sold	5,241,593
Receivable for investments sold	4,066,033
Dividends receivable	2,880,373
Tax reclaim receivable	31,079
Prepaid expenses	1,961

Total Assets	1,905,365,237

LIABILITIES:
Payable to broker for collateral for securities on loan	183,324,523
Payable for investments purchased	16,992,756
Advisory fees payable	448,440
Accrued expenses and other liabilities	43,571
Shareholder servicing fees payable	12,817
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	67
Payable to custodian	4

Total Liabilities	200,822,670

NET ASSETS	$1,704,542,567

Net assets were comprised of:
Paid-in capital	$1,755,453,129
Retained earnings	(50,910,562)

Net assets, June 30, 2012	$1,704,542,567

Net asset value and redemption price per share, $1,704,542,567 / 194,062,470 outstanding shares of beneficial interest	$8.78

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $217,392 foreign withholding tax)	$20,413,564
Affiliated income from securities lending, net	186,909
Affiliated dividend income	101,555

20,702,028

EXPENSES
Advisory fees	5,236,228
Shareholder servicing fees and expenses	698,164
Custodian and accounting fees	58,000
Audit fee	10,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	6,051

Total expenses	6,032,443
Less: shareholder servicing fee waiver	(187,271)

Net expenses	5,845,172

NET INVESTMENT INCOME	14,856,856

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	12,304,402
Foreign currency transactions	(26,384)

12,278,018

Net change in unrealized appreciation (depreciation) on: Investments	(11,646,906)
Foreign currencies	5,219

(11,641,687)

NET GAIN ON INVESTMENTS	636,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,493,187

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,856,856	$3,543,867
Net realized gain on investment and foreign currency transactions	12,278,018	10,956,846
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,641,687)	(26,165,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,493,187	(11,664,401)

DISTRIBUTIONS	(3,547,085)	(2,483,737)

FUND SHARE TRANSACTIONS:
Fund share sold [217,477,928 and 11,343,868 shares, respectively]	1,908,161,227	91,935,817
Fund share issued in reinvestment of distributions [417,304 and 295,683 shares, respectively]	3,547,085	2,483,737
Fund share repurchased [48,573,897 and 14,952,302 shares, respectively]	(420,025,935)	(113,272,857)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,491,682,377	(18,853,303)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	74,431

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,503,628,479	(32,927,010)
NET ASSETS:
Beginning of period	200,914,088	233,841,098

End of period	$1,704,542,567	$200,914,088

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
LONG-TERM INVESTMENTS — 97.3%
ASSET-BACKED SECURITIES — 1.4%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A
4.060%	05/16/16(g)	Aaa	$405	$419,103
Series 2012-A, Class C, 144A
2.400%	11/15/17(g)	A1	145	145,610
AmeriCredit Automobile Receivables Trust,
Series 2010-2, Class B
2.730%	03/09/15	Aaa	245	247,540
Series 2011-2, Class A3
1.610%	10/08/15	Aaa	255	256,896
Cabela’s Master Credit Card Trust,
Series 2011-2A, Class A1, 144A
2.390%	06/17/19(g)	AAA(d)	280	292,992
Series 2012-2A, Class A1, 144A
1.450%	06/15/20(g)	AAA(d)	290	289,881
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Caa1	18	12,296
Series 2003-1, Class 1A6
4.458%	03/25/14	Ba1	65	64,606
CIT Equipment Collateral,
Series 2012-VT1, Class A3, 144A
1.100%	08/22/16(g)	Aaa	120	120,044
CNH Wholesale Master Note Trust,
Series 2009-1A, Class A, 144A
1.942%(c)	07/15/15(g)	AAA(d)	474	474,368
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.850%(c)	01/25/34	Caa3	59	37,760
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2, 144A
5.216%	01/25/42(g)	Baa1	832	867,442
Ford Credit Auto Lease Trust,
Series 2012-A, Class A4
1.030%	04/15/15	Aaa	100	100,390
Ford Credit Floorplan Master Owner Trust,
Series 2010-3, Class C, 144A
4.990%	02/15/17(g)	Aa3	190	203,565
GE Capital Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	Aaa	215	219,548
GE Dealer Floorplan Master Note Trust,
Series 2011-1, Class A
0.844%(c)	07/20/16	Aaa	365	366,187
Huntington Auto Trust,
Series 2011-1A, Class C, 144A
2.530%	03/15/17(g)	A2	170	173,276
Series 2012-1, Class A4
1.180%	06/15/17	Aaa	270	272,545
Hyundai Auto Lease Securitization Trust 2011-A,
Series 2012-A, Class A4, 144A
1.050%	04/17/17(g)	Aaa	120	120,113
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A
5.737%	04/20/28(g)	Aaa	120	122,652
Series 2006-2A, Class A, 144A
5.362%	10/20/28(g)	Aaa	31	31,453

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.995%(c)	09/25/35	Baa1		$36	$30,266
Nordstrom Private Label Credit Card Master Note Trust,
Series 2011-1A, Class A, 144A
2.280%	11/15/19(g)	Aaa		405	418,795
SMART Trust (Australia),
Series 2011-1USA, Class A3A, 144A
1.770%	10/14/14(g)	Aaa		212	212,929
Series 2011-2USA, Class A3A, 144A
1.540%	03/14/15(g)	Aaa		135	135,735
Series 2012-2USA, Class A4A, 144A
2.060%	03/14/18(g)	Aaa		250	250,246
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%	08/25/36	Aa3		53	51,536
Volkswagen Auto Lease Trust,
Series 2012-A, Class A4
1.060%	05/22/17	AAA(d)		235	235,256
World Financial Network Credit Card Master Trust,
Series 2010-A, Class A
3.960%	04/15/19	AAA(d)		195	210,807

TOTAL ASSET-BACKED SECURITIES (cost $6,281,247)					6,383,837

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
American Tower Trust,
Series 2007-1A, Class D, 144A
5.957%	04/15/37(g)	Baa2		260	272,309
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%	07/10/43	Aaa		126	126,911
Series 2007-5, Class A4
5.492%	02/10/51	A+(d)		525	598,828
Series 2008-1, Class A4
6.395%(c)	02/10/51	Aaa		515	605,008
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.830%	08/15/38	AAA(d)		376	377,171
Series 2005-PWR9, Class A4A
4.871%	09/11/42	Aaa		395	435,211
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa		318	331,089
Series 2007-PW17, Class A4
5.694%(c)	06/11/50	A+	(d)	335	385,819
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AAB
5.608%	10/15/48	Aaa		425	437,870
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.811%(c)	12/10/49	Aaa		700	815,674
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2
3.642%	08/10/44	Aaa		315	339,544
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa		528	548,291
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa		455	507,329

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date		Moody’s Ratings†		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-LDP9, Class A3
5.336%	05/15/47		Aa3		$745	$824,228
Series 2007-C1, Class A4
5.716%	02/15/51		Aaa		350	396,090
Series 2011-C3, Class B, 144A
5.013%(c)	02/15/46	(g)	AA	(d)	110	116,710
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347%	11/15/38		AAA	(d)	298	335,494
Series 2007-C2, Class A3
5.430%	02/15/40		A-	(d)	360	401,855
Series 2008-C1, Class AM
6.314%(c)	04/15/41		Aa3		55	57,868
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class AM
5.782%(c)	08/12/43		A2		200	208,150
Morgan Stanley Capital I, Inc.,
Series 2008-T29, Class A4
6.455%(c)	01/11/43		A+	(d)	608	729,489
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%(c)	03/15/45		Aaa		436	490,000
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class B, 144A
5.174%(c)	02/15/44	(g)	Aa2		235	254,208

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,948,434)						9,595,146

CORPORATE OBLIGATIONS — 13.1%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22		Baa3		90	91,370
10.000%	07/15/17		Baa3		405	457,650
Omnicom Group, Inc.,
Gtd. Notes
4.450%	08/15/20		Baa1		220	237,219
6.250%	07/15/19		Baa1		80	94,639
Sr. Unsec’d. Notes
3.625%	05/01/22		Baa1		185	187,979

						1,068,857

Aerospace & Defense — 0.2%
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17		B3		400	431,000
L-3 Communications Corp.,
Gtd. Notes
4.750%	07/15/20		Baa3		275	293,319
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42		A2		305	335,014

						1,059,333

Airlines — 0.2%
Continental Airlines 2009-1 Pass-Through Trust, Pass-Through Certificates
9.000%	01/08/18		Baa2		137	157,364

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines (continued)
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates
4.750%	07/12/22(a)	Baa2		$64	$67,095
Continental Airlines 2012-1 Class A Pass-Through Trusts,
Pass-Through Certificates
4.150%	10/11/25(a)	Baa2		55	54,175
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15(g)	Ba2		225	231,188
Delta Air Lines 2009-1 Class A Pass-Through Trust,
Series 29-1, Pass-Through Certificates
7.750%	06/17/21	Baa2		62	69,912
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Series 21-2, Pass-Through Certificates
4.950%	11/23/20(a)	Baa2		55	58,203
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Series 211-1, Pass-Through Certificates
5.300%	10/15/20	Baa2		37	39,750
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3		190	208,531

					886,218

Biotechnology — 0.1%
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/16	Ba1		340	353,970

Building Materials
Cemex Finance LLC,
Sr. Sec’d. Notes
9.500%	12/14/16	NR		100	98,250

Business Services — 0.1%
Manpower, Inc.,
Sr. Unsec’d. Notes, MTN
4.750%	06/14/13	Baa3	EUR	150	193,603

Cable Television
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1		150	150,706

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	Baa3		355	385,128
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	Ba3		200	205,000

					590,128

Commercial Services
Verisk Analytics, Inc.,
Gtd. Notes
5.800%	05/01/21	Ba1		115	128,351

Computer Services & Software — 0.2%
First Data Corp.,
Sr. Sec’d. Notes, 144A
7.375%	06/15/19(g)	B1		325	331,500
8.875%	08/15/20(g)	B1		75	81,188

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Computer Services & Software (continued)
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	Baa2	$85	$87,626
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.000%	09/15/16	A2	305	313,718
4.650%	12/09/21	A2	75	78,615

				892,647

Electric — 0.4%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.375%	10/01/20	A2	160	171,224
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3	255	320,094
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3	155	164,543
Nisource Finance Corp.,
Gtd. Notes
5.250%	02/15/43	Baa3	130	131,815
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	B1	125	129,375
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba2	325	362,807
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.550%	12/01/41(g)	Baa1	130	123,781
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	Baa3	170	194,312

				1,597,951

Electronic Components & Equipment — 0.1%
Energizer Holdings, Inc.,
Gtd. Notes
4.700%	05/24/22	Baa3	240	250,407

Entertainment & Leisure — 0.3%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	75	80,250
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/16	Baa2	310	328,421
MGM Resorts International,
Sr. Sec’d. Notes
9.000%	03/15/20	Ba2	200	222,000
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B2	150	165,375
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18(a)	B3	400	440,000

				1,236,046

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Environmental Control — 0.1%
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22	Baa3		$230	$232,486
5.700%	05/15/41	Baa3		305	349,874

					582,360

Farming & Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1		250	283,512
9.250%	08/06/19	Baa1		210	291,750
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.200%	06/15/17	Baa2		145	145,321
4.100%	03/15/16	Baa2		85	88,634
Bunge NA Finance LP,
Gtd. Notes
5.900%	04/01/17	Baa2		170	190,175

					999,392

Financial – Bank & Trust — 1.1%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2		410	417,666
5.625%	07/01/20	Baa1		335	358,663
6.500%	08/01/16	Baa1		400	439,254
Sr. Unsec’d. Notes, MTN
4.625%	08/07/17	Baa2	EUR	250	324,940
5.500%	12/04/19	Baa2	GBP	80	128,773
7.000%	06/15/16	Baa2	EUR	150	212,660
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.125%	07/15/14	Baa1		225	226,915
2.150%	03/23/15	Baa1		140	141,091
FIA Card Services NA,
Sub. Notes
7.125%	11/15/12	A3		80	81,496
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.500%	03/15/22	Baa1		115	116,216
3.625%	01/25/16	Baa1		75	79,107
Sub. Notes
8.250%	03/01/38	Baa2		190	257,862
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/15	B1		375	414,375
Sr. Unsec’d. Notes, MTN
6.625%	11/15/13	B1		200	206,500
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1		130	137,646
5.100%	03/24/21	Baa1		80	89,225
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22	A3		485	494,605
5.625%	02/01/17	Baa1		195	216,969
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba3		65	68,250

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Financial – Bank & Trust (continued)
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/16	Baa1		$145	$150,564
U.S. Bancorp,
Jr. Sub. Notes
3.442%	02/01/16	A2		225	233,291
UnionBanCal Corp.,
Sr. Unsec’d. Notes
3.500%	06/18/22	A3		25	25,251
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	A2		135	138,910

					4,960,229

Financial Services — 2.8%
Ally Financial, Inc.,
Gtd. Notes
8.000%	03/15/20	B1		275	316,250
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%	06/28/19	A3		185	230,978
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3		35	36,613
5.000%	08/02/19	A3	EUR	120	157,855
5.375%	08/09/20	A3		175	189,104
6.125%	05/15/18	A3		190	212,149
Sr. Unsec’d. Notes, MTN
3.500%	08/05/15	A3	EUR	150	194,337
6.250%	09/02/19	A3	GBP	70	120,101
Sub. Notes
4.750%(c)	02/10/19	Baa1	EUR	70	76,626
Sub. Notes, MTN
1.116%(c)	05/31/17	Baa3	EUR	100	103,138
Unsec’d. Notes
8.500%	05/22/19	A3		265	327,283
CNH Capital LLC,
Gtd. Notes, 144A
6.250%	11/01/16(g)	Ba2		150	160,500
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
6.113%	01/15/40(g)	A2		283	327,605
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
6.750%	06/01/16	B2		400	407,000
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14(g)	Baa1		90	90,540
5.250%	10/01/20(g)	Baa1		125	139,208
Sr. Notes, 144A
4.500%	08/16/21(g)	Baa1		65	69,145
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.750%	02/01/21	Ba1		805	884,292
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.100%	01/07/14	Aa2		930	944,464
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	Aa2		420	482,162

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
Sub. Notes
5.300%	02/11/21(a)	Aa3		$235	$263,760
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16	A1		70	70,008
5.125%	10/16/14	Aa3	EUR	50	66,148
5.750%	01/24/22	A1		385	406,408
6.150%	04/01/18	A1		235	254,759
7.500%	02/15/19	A1		130	148,252
Sr. Unsec’d. Notes, MTN
4.500%	01/30/17	A1	EUR	250	324,791
6.375%	05/02/18	A3	EUR	60	84,056
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
4.347%	06/15/41(g)	A2		70	73,274
HSBC Bank USA NA,
Sub. Notes
4.625%	04/01/14	A1		145	151,149
Hyundai Capital America,
Gtd. Notes
4.000%	06/08/17	Baa2		200	208,066
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	Baa2		215	211,238
5.875%	06/08/14	Baa2		126	130,442
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.500%	01/24/22	Aa3		95	102,336
6.300%	04/23/19	Aa3		795	929,142
Sr. Unsec’d. Notes, MTN
5.250%	01/14/15	A2	EUR	200	274,968
Sub. Notes, MTN
4.375%(c)	11/12/19	A1	EUR	150	179,385
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.450%	01/15/87	A2		195	195,000
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes
7.000%	11/01/39	A2		110	110,000
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	A2		115	111,360
4.000%	07/24/15	A2		320	318,142
4.200%	11/20/14	A2		480	479,272
Sr. Unsec’d. Notes, MTN
5.000%	05/02/19	A2	EUR	200	252,777
5.125%	11/30/15	A2	GBP	150	239,473
5.500%	10/02/17	A2	EUR	250	323,962
6.000%	04/28/15	A2		200	206,741
New York Life Global Funding,
Sr. Unsec’d. Notes, MTN
4.375%	01/19/17	Aaa	EUR	150	207,209
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/16	Baa2		50	51,994
SLM Corp.,
Sr. Notes, MTN
6.250%	01/25/16	Ba1		110	115,500
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
8.450%	06/15/18	Ba1		$130	$145,600
Unsec’d. Notes, MTN
6.000%	01/25/17	Ba1		285	294,412
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
4.000%	12/07/17	Aa3	GBP	25	42,793

					12,441,767

Food — 0.3%
Ahold Finance USA LLC,
Gtd. Notes, MTN
6.500%	03/14/17	Baa3	GBP	100	179,286
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3		175	176,531
Kraft Foods Group, Inc.,
Gtd. Notes, 144A
3.500%	06/06/22(g)	Baa2		335	343,764
5.000%	06/04/42(g)	Baa2		80	84,670
Kraft Foods, Inc.,
Gtd. Notes, MTN
7.250%	07/18/18	Baa2	GBP	70	134,584
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40	Baa2		145	152,406
Sr. Unsec’d. Notes
5.000%	04/15/42	Baa2		110	110,719
Safeway, Inc.,
Sr. Unsec’d. Notes
3.400%	12/01/16	Baa2		90	91,656
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	Baa3		195	200,850

					1,474,466

Healthcare Services — 0.4%
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3		175	181,125
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	B3		400	436,000
Kaiser Foundation Hospitals,
Sr. Unsec’d. Notes
3.500%	04/01/22	A+(d)		160	166,023
Kindred Healthcare, Inc.,
Gtd. Notes
8.250%	06/01/19	B3		400	371,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18	B1		250	264,375
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.875%	10/15/20	A3		75	81,612
4.625%	11/15/41	A3		140	150,455
4.700%	02/15/21	A3		80	92,218

					1,742,808

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Holding Companies – Diversified — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
7.750%	10/15/16(g)	Ba3		$350	$368,375

Hotels, Restaurants & Leisure
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19	Baa2		160	161,770

Insurance — 0.6%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.250%	09/15/14	Baa1		185	191,721
4.875%	06/01/22	Baa1		235	240,457
6.400%	12/15/20	Baa1		50	56,574
6.797%	11/15/17	Baa1	EUR	100	137,592
Sr. Unsec’d. Notes, MTN
5.850%	01/16/18	Baa1		90	99,497
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/21	Aa2		205	225,612
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.400%	01/31/22	Aa2		95	99,592
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	Baa3		155	170,446
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/15	Baa2		85	89,554
4.850%	06/24/21	Baa2		140	146,634
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, MTN
4.625%	05/16/17	Aa3	EUR	150	206,932
Principal Financial Group, Inc.,
Gtd. Notes
6.050%	10/15/36	A3		175	197,008
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/18	Baa3		115	132,087
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.000%	06/01/21	Baa1		170	177,314
5.625%	03/15/17	Baa1		45	49,061
6.450%	11/15/19	Baa1		95	107,701
Sun Life Financial Global Funding III LP,
Gtd. Notes, 144A
0.719%(c)	10/06/13(g)	A1		285	282,486
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3		60	64,536

					2,674,804

Machinery & Equipment
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	Baa2		150	178,516

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Manufacturing — 0.1%
GE Capital Trust IV,
Ltd. Gtd. Notes
4.625%(c)	09/15/66	Aa3	EUR	150	$164,238
Koppers, Inc.,
Gtd. Notes
7.875%	12/01/19	B1		$140	150,850

					315,088

Media — 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.875%	04/30/18	B1		175	190,312
Comcast Corp.,
Gtd. Notes
6.950%	08/15/37	Baa1		220	282,572
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	03/01/39(g)	Baa2		200	281,458
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17	Baa2		200	201,317
5.875%	10/01/19	Baa2		140	160,610
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2		135	166,335
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2		285	327,200
News America, Inc.,
Gtd. Notes
4.500%	02/15/21	Baa1		275	301,497
6.150%	03/01/37	Baa1		150	169,957
TCM Sub LLC,
Gtd. Notes, 144A
3.550%	01/15/15(g)	Baa1		175	184,294
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41	Baa2		265	288,344
Time Warner, Inc.,
Gtd. Notes
6.500%	11/15/36	Baa2		65	76,924
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(g)	B2		275	294,250

					2,925,070

Metals & Mining — 0.5%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.950%	01/15/21	Baa3		325	359,034
Barrick North America Finance LLC,
Gtd. Notes
5.700%	05/30/41	Baa1		315	355,998
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1		225	233,438
Peabody Energy Corp.,
Gtd. Notes, 144A
6.000%	11/15/18(a)(g)	Ba1		200	199,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
6.250%	11/15/21(g)	Ba1	$200	$198,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.250%	04/15/18	B2	175	176,750
Valmont Industries, Inc.,
Gtd. Notes
6.625%	04/20/20	Baa3	155	181,883
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21	Ba2	400	440,000

				2,144,103

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	Baa2	45	45,510
6.350%	05/15/18	Baa2	355	413,881

				459,391

Oil & Gas — 1.5%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	220	255,559
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	A3	160	167,074
5.100%	09/01/40	A3	45	51,673
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.750%	11/01/20	B2	200	209,000
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22	B1	400	382,000
Boardwalk Pipelines LP,
Gtd. Notes
5.500%	02/01/17	Baa2	60	65,903
5.750%	09/15/19	Baa2	190	208,605
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	374	409,530
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.700%	10/15/39	Baa1	205	243,884
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	310	316,645
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
3.875%	07/15/22(g)	Baa2	135	134,620
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40	Baa2	325	360,425
Murphy Oil Corp.,
Sr. Unsec’d. Notes
4.000%	06/01/22	Baa3	145	147,676
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	Baa2	165	171,443
9.250%	01/15/19	Baa2	170	220,714

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20(a)	Ba2		$350	$372,750
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41	Baa2		150	171,273
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20	Baa3		145	147,736
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	Caa1		300	297,000
Pemex Project Funding Master Trust,
Gtd. Notes
6.250%	08/05/13	Baa1	EUR	100	132,878
6.375%	08/05/16	Baa1	EUR	200	287,396
Gtd. Notes, MTN
7.500%	12/18/13	Baa1	GBP	160	267,939
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18	Baa3		110	123,703
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22(g)	Baa1		215	226,173
5.875%	05/01/42(g)	Baa1		100	107,649
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3		180	180,435
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A
4.500%	10/19/20(g)	Baa2		250	234,946
5.400%	02/14/22	Baa2		250	249,985
Rowan Cos., Inc.,
Gtd. Notes
5.000%	09/01/17	Baa3		245	263,732
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
5.900%	04/01/17(g)	Baa3		60	68,688
Southwest Gas Corp.,
Sr. Unsec’d. Notes
3.875%	04/01/22	Baa1		70	73,781
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2		145	168,781

					6,719,596

Paper & Forest Products — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22	Baa3		385	420,242

Pharmaceuticals — 0.1%
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	Baa3		180	187,411
6.250%	06/15/14	Baa3		90	98,405
Gtd. Notes, 144A
3.900%	02/15/22(g)	Baa3		130	134,747

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pharmaceuticals (continued)
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	$75	$77,121

				497,684

Pipelines — 0.6%
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.875%	02/01/21	Baa3	50	49,704
5.500%	08/15/19	Baa3	160	168,048
6.050%	01/15/18	Baa3	115	124,977
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.950%	04/15/17	Baa3	60	67,738
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.200%	03/15/20	Baa2	40	45,329
5.500%	09/15/40	Baa2	95	102,782
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
5.200%	02/01/22	Baa3	200	214,182
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	Baa3	195	220,518
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	Baa2	290	293,802
4.150%	03/01/22	Baa2	55	56,541
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	Baa2	30	32,298
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	170	178,034
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.750%	01/15/20	Baa3	200	234,460
6.500%	05/01/18	Baa3	85	101,981
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	225	236,812
Southeast Supply Header LLC,
Sr. Notes, 144A
4.850%	08/15/14(g)	Baa3	130	136,829
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22	Baa3	220	220,000
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	140	146,497
6.300%	04/15/40	Baa3	170	201,333

				2,831,865

Real Estate — 0.1%
ProLogis LP,
Gtd. Notes
4.500%	08/15/17	Baa2	155	162,036
6.625%	12/01/19	Baa2	125	145,759

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	$85	$95,233

				403,028

Real Estate Investment Trusts — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
4.700%	03/15/22	Baa3	120	123,190
5.900%	11/01/21	Baa3	100	111,281
7.250%	05/15/19	Baa3	121	141,927
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.900%	04/01/20	Baa1	20	22,849
6.000%	07/15/12	Baa1	110	110,128
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	150	159,728
Kilroy Realty LP,
Gtd. Notes
4.800%	07/15/18	Baa3	145	152,396
6.625%	06/01/20	Baa3	160	182,285
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%	11/30/15	Baa2	50	50,904
4.000%	04/30/19	Baa2	150	153,824

				1,208,512

Retail & Merchandising — 0.2%
Advance Auto Parts, Inc.,
Gtd. Notes
5.750%	05/01/20	Baa3	140	158,215
O’Reilly Automotive, Inc.,
Gtd. Notes
4.875%	01/14/21	Baa3	285	306,379
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	10/01/19(g)	Ba2	360	399,600

				864,194

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.875%	04/28/17	A2	GBP 100	180,949
6.550%	02/15/39	A2	655	842,998
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19(a)(g)	B3	200	211,500
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)	200	215,500
SBA Telecommunications, Inc.,
Gtd. Notes
8.000%	08/15/16	B1	259	275,835
8.250%	08/15/19	B1	38	41,610
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18(g)	Ba3	400	447,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
ViaSat, Inc.,
Gtd. Notes
8.875%	09/15/16	B1		$125	$133,750

					2,349,142

Tobacco — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes, MTN
5.875%	09/04/15	A2	EUR	100	144,174
Reynolds American, Inc.,
Gtd. Notes
7.625%	06/01/16	Baa3		230	277,202

					421,376

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.050%	03/01/41	A3		150	165,081
5.400%	06/01/41	A3		105	120,063
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	07/15/16	Baa1		95	97,439
4.850%	06/01/21	Baa1		190	194,687
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/41	Baa2		240	260,319

					837,589

Utilities — 0.5%
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/39(g)	Baa3		160	167,011
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2		170	211,673
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.900%	10/01/16	Baa2		290	338,036
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20	Baa3		270	298,874
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	A3		150	162,487
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
5.900%	11/15/39(g)	A3		250	318,388
NiSource Finance Corp.,
Gtd. Notes
5.950%	06/15/41	Baa3		210	234,696
6.250%	12/15/40	Baa3		80	91,266
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.150%	05/15/37	Baa1		230	302,756

					2,125,187

TOTAL CORPORATE OBLIGATIONS (cost $55,936,015)					58,613,021

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS — 54.2%
Argentina
IRSA Inversiones y Representaciones SA,
Sr. Unsec’d. Notes, 144A
11.500%	07/20/20	B(d)		$150	$118,636

Australia — 0.5%
Australia & New Zealand Banking Group Ltd.,
Sub. Notes, MTN
5.125%	09/10/19	Aa2	EUR	100	133,251
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, MTN
3.875%	12/14/15	Aa1	GBP	100	167,125
Sub. Notes, MTN
5.500%	08/06/19	Aa2	EUR	90	122,580
National Australia Bank Ltd.,
Sr. Unsec’d. Notes, MTN
4.750%	07/15/16	Aa2	EUR	100	140,002
5.375%	12/08/14	Aa1	GBP	100	169,546
New South Wales Treasury Corp.,
Gov’t. Gtd. Notes
6.000%	03/01/22	Aaa	AUD	530	625,917
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
4.450%	11/15/21(g)	Baa2		275	282,193
Telstra Corp. Ltd.,
Sr. Unsec’d. Notes, MTN
6.125%	08/06/14	A2	GBP	30	51,201
Wesfarmers Ltd.,
Gtd. Notes, 144A
2.983%	05/18/16(g)	Baa1		135	138,974
Westpac Banking Corp.,
Sr. Unsec’d. Notes, MTN
4.250%	09/22/16	Aa1	EUR	150	207,148
5.000%	10/21/19	Aa1	GBP	50	86,032

					2,123,969

Austria — 0.4%
Republic of Austria,
Sr. Unsec’d. Notes
6.250%	07/15/27	Aaa	EUR	884	1,566,792
Telekom Finanzmanagement GmbH,
Gtd. Notes
6.375%	01/29/16	A3	EUR	85	121,933

					1,688,725

Belgium — 0.3%
Anheuser-Busch InBev NV,
Gtd. Notes, MTN
6.500%	06/23/17	A3	GBP	50	92,892
Belgium Government,
Bonds
4.250%	09/28/21	Aa3	EUR	969	1,341,664
Eni Finance International SA,
Gtd. Notes, MTN
5.000%	01/27/19	A3	GBP	25	41,656

					1,476,212

Bermuda — 0.2%
Bacardi Ltd.,
Gtd. Notes, MTN
7.750%	04/09/14	Baa1	EUR	150	210,084

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Bermuda (continued)
Digicel Group Ltd.,
Sr. Unsec’d. Notes
8.875%	01/15/15	Caa1		$140	$141,400
Sr. Unsec’d. Notes, 144A
10.500%	04/15/18	Caa1		200	209,000
Holcim GB Finance Ltd.,
Notes, MTN
8.750%	04/24/17	Baa2	GBP	50	93,547
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22(a)	Baa2		30	30,747
6.750%	09/15/40	Baa2		250	280,602
9.625%	03/01/19	Baa2		40	52,130

					1,017,510

Brazil — 1.4%
Banco do Estado do Rio Grande do Sul,
Sub. Notes, 144A
7.375%	02/02/22	Ba1		200	208,362
BR Malls International Finance Ltd.,
Gtd. Notes
9.750%	11/29/49	NR		100	101,000
Brazil Notas do Tesouro Nacional,
Series B, Bonds
6.000%	08/15/20	Baa3	BRL	1,089	1,316,484
Series B, Notes
6.000%	05/15/15	Baa3	BRL	893	1,019,825
6.000%	05/15/45	Baa2	BRL	144	187,610
6.000%	08/15/50	NR	BRL	700	931,720
Series F, Notes
10.000%	01/01/23	NR	BRL	2,798	1,386,340
Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21(g)	Baa2		205	224,065
Itau Unibanco Holding SA,
Sub. Notes, 144A
5.650%	03/19/22	Baa2		200	200,760
Telemar Norte Leste SA,
Sr. Unsec’d. Notes
5.125%	12/15/17	Baa2	EUR	150	194,505
Votorantim Cimentos SA,
Gtd. Notes
5.250%	04/28/17	Baa3	EUR	50	66,597
Gtd. Notes, 144A
5.250%	04/28/17(g)	Baa3	EUR	100	133,194
7.250%	04/05/41	Baa3		400	400,000

					6,370,462

British Virgin Islands — 0.1%
CNOOC Finance 2012 Ltd.,
Gtd. Notes, 144A
3.875%	05/02/22	Aa3		200	206,856
Talent Yield Investments Ltd.,
Gtd. Notes, 144A
4.500%	04/25/22	Baa1		200	204,609

					411,465

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Canada — 3.5%
Bank of Nova Scotia,
Sr. Unsec’d. Notes
2.550%	01/12/17(a)	Aa1		$100	$103,899
Canadian Government,
Bonds
3.500%	06/01/13	Aaa	CAD	3,131	3,145,546
4.000%	06/01/16	Aaa	CAD	1,133	1,230,920
4.000%	06/01/17	Aaa	CAD	790	875,766
4.000%	06/01/41	Aaa	CAD	907	1,202,681
4.500%	06/01/15	Aaa	CAD	2,004	2,159,226
Canadian National Railway Co.,
Sr. Unsec’d. Notes
2.850%	12/15/21	A3		70	72,407
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.250%	03/15/38	Baa1		275	340,109
Connacher Oil and Gas Ltd.,
Sec’d. Notes, 144A
8.500%	08/01/19(g)	Caa2		400	340,000
Province of British Columbia Canada,
Notes
3.700%	12/18/20	Aaa	CAD	1,735	1,863,493
Province of Manitoba Canada,
Sr. Unsec’d. Notes
1.300%	04/03/17(a)	Aa1		320	324,568
Province of Quebec,
Bonds
5.000%	12/01/38	Aa2	CAD	913	1,111,150
Royal Bank of Canada,
Covered Bonds
4.625%	01/22/18	Aaa	EUR	1,540	2,249,858
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
3.750%	02/01/21	Baa2		460	460,995

					15,480,618

Cayman Islands — 0.9%
Central China Real Estate Ltd.,
Sr. Sec’d. Notes
12.250%	10/20/15	B1		200	207,240
China Shanshui Cement Group Ltd.,
Gtd. Notes
8.500%	05/25/16	NR		200	195,500
Country Garden Holdings Co.,
Sr. Unsec’d. Notes, 144A
11.125%	02/23/18	Ba3		200	202,500
DP World Sukuk Ltd.,
Unsec’d. Notes
6.250%	07/02/17	Baa3		100	108,000
ENN Energy Holdings Ltd.,
Sr. Unsec’d. Notes
6.000%	05/13/21	Baa3		200	201,209
IPIC GMTN Ltd.,
Gtd. Notes
5.875%	03/14/21	Aa3	EUR	100	138,705
KWG Property Holding Ltd.,
Gtd. Notes
12.750%	03/30/16	B1		200	198,013

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Cayman Islands (continued)
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42	Baa1		$285	$282,547
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
5.125%	06/26/22(g)	Baa3		200	198,060
6.000%	04/05/23	Baa3		200	210,660
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	A1	GBP	250	412,587
Petrobras International Finance Co.,
Gtd. Notes
5.750%	01/20/20	A3		75	82,041
5.875%	03/01/18	A3		240	266,030
7.875%	03/15/19	A3		65	79,062
Gtd. Notes, MTN
5.875%	03/07/22	A3	EUR	150	209,638
Principal Financial Global Funding II LLC,
Sr. Sec’d. Notes, MTN
4.500%	01/26/17	Aa3	EUR	100	131,126
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, 144A
4.625%	12/12/16	Baa1		200	206,434
Transocean, Inc.,
Gtd. Notes
5.050%	12/15/16	Baa3		115	124,734
UPCB Finance V Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	11/15/21(g)	Ba3		350	365,750

					3,819,836

Chile — 0.1%
Banco del Estado de Chile,
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22	Aa3		200	204,807
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes
5.000%	01/21/21	Baa2		50	52,045
Sr. Unsec’d. Notes, 144A
4.750%	01/11/22(g)	Baa2		115	117,562

					374,414

Cyprus
Mriya Agro Holding PLC,
Sr. Unsec’d. Notes
10.950%	03/30/16	NR		200	170,500

Czech Republic — 0.5%
CEZ A/S,
Sr. Unsec’d. Notes, MTN
5.000%	10/19/21	A2	EUR	50	72,424
Czech Republic,
Sr. Unsec’d. Notes, MTN
3.625%	04/14/21	A1	EUR	1,645	2,195,831

					2,268,255

Denmark — 0.4%
Carlsberg Breweries A/S,
Sr. Unsec’d. Notes, MTN
7.250%	11/28/16	Baa2	GBP	50	92,320

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Denmark (continued)
Danske Bank A/S,
Sr. Unsec’d. Notes, MTN
4.750%	06/04/14	Baa1	EUR	100	$132,987
Kingdom of Denmark,
Bonds
5.000%	11/15/13	Aaa	DKK	7,590	1,382,683
TDC A/S,
Sr. Unsec’d. Notes
3.500%	02/23/15	Baa2	EUR	100	133,044

					1,741,034

Finland — 0.1%
Finland Government Bond,
Sr. Unsec’d. Notes
3.375%	04/15/20	Aaa	EUR	409	577,036

France — 2.3%
Autoroutes du Sud de la France,
Sr. Unsec’d. Notes, MTN
7.375%	03/20/19	Baa1	EUR	100	157,966
AXA SA,
Sub. Notes, MTN
5.250%(c)	04/16/40	A3	EUR	150	151,304
Banque PSA Finance,
Sr. Unsec’d. Notes, 144A
4.375%	04/04/16(g)	Baa1		$235	230,823
BNP Paribas Home Loan SFH,
Covered Bonds, MTN
3.750%	04/20/20	Aaa	EUR	300	411,511
BPCE SA,
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	Aa3		165	163,115
Carrefour SA,
Sr. Unsec’d. Notes, MTN
5.375%	06/12/15	NR	EUR	150	206,082
Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, MTN
4.875%	04/10/14	NR	EUR	100	132,906
6.375%	04/04/13	NR	EUR	50	65,542
Cie de St-Gobain,
Sr. Unsec’d. Notes, MTN
4.000%	10/08/18	Baa2	EUR	120	158,481
EDF SA,
Sr. Unsec’d. Notes, MTN
6.875%	12/12/22	Aa3	GBP	50	96,419
Electricite de France,
Sr. Unsec’d. Notes, 144A
6.950%	01/26/39(g)	Aa3		135	159,884
Sr. Unsec’d. Notes, MTN
6.250%	01/25/21	Aa3	EUR	100	155,640
Eutelsat SA,
Sr. Unsec’d. Notes
4.125%	03/27/17	NR	EUR	150	201,120
France Government Bond OAT,
Bonds
3.750%	04/25/21	Aaa	EUR	1,183	1,638,864
France Telecom SA,
Sr. Unsec’d. Notes, MTN
8.000%	12/20/17	A3	GBP	40	78,053

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
France (continued)
French Government,
Bonds
4.000%	10/25/38	Aaa	EUR	96	$129,980
5.750%	10/25/32	Aaa	EUR	1,270	2,149,132
GDF Suez,
Sr. Unsec’d. Notes, MTN
5.625%	01/18/16	A1	EUR	180	260,290
6.125%	02/11/21	A1	GBP	50	93,032
HSBC Covered Bonds France,
Covered Bonds, MTN
3.375%	01/20/17	Aaa	EUR	800	1,079,393
Legrand SA,
Sr. Unsec’d. Notes
4.250%	02/24/17	NR	EUR	100	137,173
Pernod-Ricard SA,
Sr. Unsec’d. Notes
5.000%	03/15/17	Baa3	EUR	100	138,560
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22(g)	Baa3		$155	160,604
PPR,
Sr. Unsec’d. Notes, MTN
8.625%	04/03/14	NR	EUR	100	141,939
RCI Banque SA,
Sr. Unsec’d. Notes, 144A
4.600%	04/12/16(g)	Baa2		210	209,118
Sr. Unsec’d. Notes, MTN
4.375%	01/27/15	Baa2	EUR	186	240,938
Rhodia SA,
Sr. Unsec’d. Notes
7.000%	05/15/18	Baa2	EUR	100	141,357
Societe Generale,
Sr. Unsec’d. Notes, MTN
5.250%	03/28/13	Aa2	EUR	150	195,176
Sub. Notes, MTN
5.400%	01/30/18	Baa3	GBP	50	71,759
6.125%	08/20/18	Aa3	EUR	100	125,059
Total Capital SA,
Gtd. Notes, MTN
3.875%	12/14/18	Aa1	GBP	40	68,802
TPSA Eurofinance France SA,
Gtd. Notes, MTN
6.000%	05/22/14	A3	EUR	100	136,016
Veolia Environnement SA,
Sr. Unsec’d. Notes, MTN
5.125%	05/24/22	Baa1	EUR	64	90,104
5.375%	05/28/18	Baa1	EUR	56	80,446
Vivendi SA,
Sr. Unsec’d. Notes, 144A
3.450%	01/12/18(g)	Baa2		300	293,777
Sr. Unsec’d. Notes, MTN
4.875%	12/02/19	Baa2	EUR	100	134,399

					10,084,764

Germany — 9.9%
BASF SE,
Sr. Unsec’d. Notes, MTN
5.875%	03/31/17	A1	GBP	50	91,840

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Germany (continued)
Bundesobligation,
Bonds
3.500%	04/12/13	Aaa	EUR	6,981	$9,069,734
Bundesrepublik Deutschland,
Bonds
2.500%	01/04/21	Aaa	EUR	1,213	1,677,047
3.500%	01/04/16	Aaa	EUR	2,864	4,024,677
3.750%	01/04/15	Aaa	EUR	6,323	8,716,170
4.000%	01/04/37	Aaa	EUR	5,277	8,740,106
5.000%	07/04/12	NR	EUR	3,100	3,923,057
Deutsche Bank AG,
Sr. Unsec’d. Notes, MTN
5.125%	08/31/17	A2	EUR	50	71,836
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes
4.700%	06/02/37	Aaa	CAD	523	580,740
5.500%	12/07/15	Aaa	GBP	1,040	1,865,325
Gov’t. Gtd. Notes, MTN
4.375%	07/04/18	Aaa	EUR	950	1,405,900
6.000%	08/20/20	Aaa	AUD	2,899	3,288,770
MAN SE,
Sr. Unsec’d. Notes, MTN
7.250%	05/20/16	A3	EUR	40	61,081
Merck Financial Services GmbH,
Gtd. Notes, MTN
3.375%	03/24/15	Baa2	EUR	100	133,409
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A
8.125%	12/01/17(g)	B1		$275	295,625
Volkswagen Leasing GmbH,
Gtd. Notes, MTN
3.250%	05/10/18	A3	EUR	200	267,536

					44,212,853

Guernsey
Credit Suisse Group Finance Guernsey Ltd.,
Bank Gtd. Notes
6.375%	06/07/13	Aa3	EUR	70	92,049

Hong Kong
LS Finance 2017 Ltd.,
Gtd. Notes, MTN
5.250%	01/26/17	Baa3		200	206,049

Ireland — 0.5%
Alfa Bank OJSC Via Alfa Bond Issuance PLC,
Sr. Unsec’d. Notes
7.875%	09/25/17	Ba1		200	201,300
Cloverie PLC For Zurich Insurance Co. Ltd.,
Sub. Notes, MTN
7.500%(c)	07/24/39	A2	EUR	200	273,057
CRH Finance BV,
Gtd. Notes, MTN
7.375%	05/28/14	Baa1	EUR	120	167,063
GE Capital European Funding,
Gtd. Notes, MTN
4.625%	02/22/27	Aa2	EUR	150	205,205
5.250%	05/18/15	Aa2	EUR	200	276,468
5.375%	01/16/18	A1	EUR	145	208,474

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Ireland (continued)
GE Capital UK Funding,
Gtd. Notes, MTN
5.625%	12/12/14	Aa2	GBP	200	$340,106
Iberdrola Finance Ireland Ltd.,
Gtd. Notes, 144A
3.800%	09/11/14(g)	A3		$140	136,231
Metalloinvest Finance Ltd.,
Gtd. Notes
6.500%	07/21/16	Ba3		200	198,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC,
Unsec’d. Notes
7.748%	02/02/21	Ba3		200	193,148

					2,199,552

Israel — 0.1%
Israel Government,
Bonds
5.500%	02/28/17	NR	ILS	1,491	420,887
Italy — 1.5%
Eni SpA,
Sr. Unsec’d. Notes, MTN
3.500%	01/29/18	A3	EUR	125	158,283
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, MTN
4.000%	11/08/18	Aa2	EUR	300	344,717
Italy Buoni Poliennali del Tesoro,
Bonds
3.750%	03/01/21	Aa2	EUR	581	652,114
4.000%	02/01/37	Aa2	EUR	320	310,103
4.250%	03/01/20	Baa2	EUR	1,630	1,909,489
5.000%	09/01/40	Aa2	EUR	1,844	1,959,356
Lottomatica SpA,
Gtd. Notes
5.375%	12/05/16	Baa3	EUR	150	192,931
Telecom Italia SpA,
Sr. Unsec’d. Notes, MTN
7.375%	12/15/17	Baa2	GBP	50	77,366
7.875%	01/22/14	Baa2	EUR	50	66,760
UniCredit SpA,
Covered Bonds, MTN
4.250%	07/29/17	Aaa	EUR	750	953,529

					6,624,648

Japan — 13.1%
Japan Government Ten Year Bond,
Sr. Unsec’d. Notes
1.500%	03/20/19	Aa3	JPY	192,600	2,581,934
Japanese Government,
Sr. Unsec’d. Notes
1.100%	06/20/21	Aa3	JPY	639,600	8,260,286
1.300%	06/20/20	Aa2	JPY	516,200	6,819,200
1.400%	09/20/15	Aa2	JPY	839,500	10,933,003
1.400%	03/20/18	Aa2	JPY	326,300	4,335,436
1.500%	06/20/19	Aa2	JPY	15,700	210,571
1.700%	03/20/17	Aa2	JPY	331,200	4,435,925
1.700%	09/20/17	Aa2	JPY	115,300	1,551,443
1.900%	03/20/25	Aa2	JPY	274,950	3,748,745
2.000%	12/20/33	Aa2	JPY	35,650	467,470
2.300%	06/20/28	Aa2	JPY	762,250	10,710,006

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date		Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Japan (continued)
2.300%	03/20/40		Aa2	JPY	341,300	$4,672,366

						58,726,385

Luxembourg — 0.8%
AON Financial Services Luxembourg SA,
Gtd. Notes
6.250%	07/01/14		Baa2	EUR	100	135,757
ArcelorMittal,
Sr. Unsec’d. Notes
3.750%	02/25/15		Baa3		$100	101,368
3.750%	08/05/15		Baa3		310	311,718
3.750%	03/01/16	(a)	Baa3		170	168,831
4.500%	02/25/17		Baa3		190	187,095
9.375%	06/03/16		Baa3	EUR	100	147,235
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16	(g)	Baa1		220	227,808
Sr. Unsec’d. Notes, MTN
6.605%	02/13/18		Baa1	EUR	200	286,024
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A
6.000%	12/30/19	(g)	Baa2		135	141,540
Intelsat Jackson Holdings SA,
Gtd. Notes
7.250%	04/01/19	(a)	B3		400	420,000
MHP SA,
Gtd. Notes
10.250%	04/29/15		B3		150	144,564
Minerva Luxembourg SA,
Gtd. Notes, 144A
12.250%	02/10/22		B2		200	208,000
Promsvyazbank OJSC Via PSB Finance SA,
Sr. Notes
6.200%	04/25/14		Ba2		200	196,000
Telecom Italia Capital SA,
Gtd. Notes
5.250%	11/15/13		Baa2		385	385,962
Telecom Italia Finance SA,
Gtd. Notes, MTN
6.875%	01/24/13		Baa2	EUR	105	136,027
TMK OAO Via TMK Capital SA,
Sr. Sec’d. Notes
7.750%	01/27/18		B1		200	190,000

						3,387,929

Malaysia — 0.5%
Malaysian Government,
Bonds
4.160%	07/15/21		A3	MYR	1,969	651,892
Sr. Unsec’d. Notes
3.700%	05/15/13		A3	MYR	2,000	633,690
4.378%	11/29/19		A3	MYR	2,600	868,950

						2,154,532

Interest Rate	Maturity Date		Moody’s Ratings†		Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Mexico — 1.6%
America Movil SAB de CV,
Gtd. Notes
5.625%	11/15/17		A2			$160	$187,309
Sr. Unsec’d. Notes, MTN
4.125%	10/25/19		A2		EUR	100	136,978
Coca-Cola Femsa SAB de CV,
Sr. Unsec’d. Notes
4.625%	02/15/20		A2			140	155,400
Controladora Mabe SA CV,
Gtd. Notes, 144A
7.875%	10/28/19		BB+	(d)		210	219,450
Mexican Bonos,
Bonds
6.500%	06/10/21		Baa1		MXN	4,654	377,338
7.500%	06/03/27		Baa1		MXN	9,700	825,895
8.500%	12/13/18		Baa1		MXN	9,046	805,479
8.500%	11/18/38		Baa1		MXN	23,570	2,137,686
Mexican Udibonos,
Bonds, TIPS
2.500%	12/10/20		Baa1		MXN	4,717	1,801,336
Petroleos Mexicanos,
Gtd. Notes, 144A
4.875%	01/24/22	(g)	Baa1			525	567,000

							7,213,871

Netherlands — 1.4%
Adecco International Financial Services BV,
Gtd. Notes, MTN
4.750%	04/13/18		Baa3		EUR	100	133,556
Akzo Nobel NV,
Gtd. Notes, MTN
8.000%	04/06/16		Baa1		GBP	50	92,944
Allianz Finance II BV,
Gtd. Notes
6.500%(c)	01/13/25		A2		EUR	144	189,977
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, MTN
2.500%	01/18/16		Aaa		EUR	593	782,515
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Sr. Unsec’d. Notes, MTN
4.250%	01/16/17		Aa2		EUR	160	220,431
Daimler International Finance BV,
Gtd. Notes, MTN
3.500%	06/06/19		A3		GBP	25	40,092
Deutsche Telekom International Finance BV,
Gtd. Notes, MTN
6.000%	01/20/17		Baa1		EUR	115	170,375
DTEK Finance BV,
Gtd. Notes
9.500%	04/28/15		B2			200	194,000
E.ON International Finance BV,
Gtd. Notes, MTN
5.500%	01/19/16		A2		EUR	150	215,983
6.000%	10/30/19		A2		GBP	100	189,016
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
5.375%	11/02/12(g)		Baa3			135	135,256

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Netherlands (continued)
Enel Finance International NV,
Gtd. Notes, MTN
4.000%	09/14/16	A2	EUR	100	$123,065
Heineken NV,
Sr. Unsec’d. Notes, MTN
7.250%	03/10/15	NR	GBP	80	141,213
KBC Internationale Financieringsmaatschappij NV,
Bank Gtd. Notes, MTN
3.875%	03/31/15	Aa3	EUR	155	197,233
Koninklijke KPN NV,
Sr. Unsec’d. Notes, MTN
5.750%	03/18/16	Baa2	GBP	100	173,236
7.500%	02/04/19	Baa2	EUR	50	78,758
Linde Finance BV,
Gtd. Notes
6.500%	01/29/16	A3	GBP	50	91,549
Netherlands Government,
Bonds
3.500%	07/15/20	Aaa	EUR	1,200	1,704,768
5.500%	01/15/28	Aaa	EUR	419	731,915
Repsol International Finance BV,
Gtd. Notes, MTN
4.750%	02/16/17	Baa1	EUR	85	102,646
RWE Finance BV,
Gtd. Notes, MTN
6.375%	06/03/13	A2	GBP	70	114,484
6.625%	01/31/19	A2	EUR	100	158,317
Sensata Technologies BV,
Gtd. Notes, 144A
6.500%	05/15/19(a)(g)	B3		$400	413,000

					6,394,329

Norway — 0.2%
DNB Bank ASA,
Sr. Unsec’d. Notes
4.375%	02/24/21	A1	EUR	100	138,570
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17(g)	A1		670	677,651

					816,221

Peru — 0.1%
Banco de Credito del Peru,
Sr. Unsec’d. Notes, 144A
5.375%	09/16/20	Baa2		200	206,500
Corp. Lindley SA,
Sr. Unsec’d. Notes, 144A
6.750%	11/23/21	BB+(d)		200	216,000

					422,500

Poland — 1.1%
Polish Government,
Bonds
5.500%	04/25/15	A2	PLN	1,901	583,883
5.500%	10/25/19	A2	PLN	6,627	2,056,734
5.750%	09/23/22	A2	PLN	1,244	389,444
Republic of Poland,
Bonds
5.750%	10/25/21	A2	PLN	6,427	2,013,182

					5,043,243

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
South Africa — 1.3%
Republic of South Africa,
Bonds
6.750%	03/31/21	A3	ZAR	18,663	$2,204,645
13.500%	09/15/15	A3	ZAR	8,234	1,222,265
Sr. Unsec’d. Notes
8.000%	12/21/18	A3	ZAR	17,214	2,227,200

					5,654,110

South Korea — 1.0%
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, 144A
3.125%	09/16/15(g)	A1		$200	204,352
Korea Treasury Bonds,
Sr. Unsec’d. Notes
4.000%	09/10/15	A1	KRW	546,030	485,687
4.250%	06/10/21	A1	KRW	1,225,040	1,119,110
4.500%	03/10/15	A1	KRW	1,811,300	1,628,105
5.000%	06/10/20	A1	KRW	1,055,500	1,010,039

					4,447,293

Spain — 1.2%
Banco Santander SA,
Covered Bonds
4.625%	01/20/16	Aaa	EUR	800	989,015
BBVA Senior Finance SAU,
Bank Gtd. Notes, MTN
4.875%	01/23/14	Aa2	EUR	150	186,650
Gas Natural Capital Markets SA,
Gtd. Notes, MTN
4.125%	01/26/18	Baa2	EUR	100	109,092
5.250%	07/09/14	Baa2	EUR	100	125,445
Spanish Government,
Bonds
5.750%	07/30/32	Aaa	EUR	323	353,830
Sr. Unsub. Notes
4.600%	07/30/19	Baa3	EUR	2,677	3,095,455
Telefonica Emisiones SAU,
Gtd. Notes
3.992%	02/16/16	Baa1		200	178,795
6.221%	07/03/17	Baa1		195	183,065
Gtd. Notes, MTN
3.661%	09/18/17	Baa1	EUR	250	270,886
5.375%	02/02/18	Baa1	GBP	50	70,999

					5,563,232

Supranational Bank — 2.2%
European Investment Bank,
Sr. Unsec’d. Notes
8.750%	08/25/17	Aaa	GBP	500	1,031,542
Sr. Unsec’d. Notes, MTN
4.750%	10/15/17	Aaa	EUR	740	1,077,452
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.400%	01/26/26	Aaa	CAD	791	892,212
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
3.875%	05/20/19	Aaa	EUR	4,615	6,731,522

					9,732,728

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Sweden — 0.6%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17(a)(g)	Aa3		$270	$271,153
Sr. Unsec’d. Notes, MTN
3.750%	02/24/17	Aa3	EUR	150	203,072
3.875%	12/15/15	Aa3	GBP	50	83,382
Sub. Notes, 144A
4.875%	05/13/21(g)	Aa3		310	302,044
Securitas AB,
Sr. Unsec’d. Notes, MTN
6.500%	04/02/13	NR	EUR	100	131,246
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, MTN
3.750%	05/19/16	A1	EUR	100	134,382
6.625%	07/09/14	A1	GBP	100	170,182
Svensk Exportkredit AB,
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1		400	460,083
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes
5.500%	05/26/16	Aa2	GBP	100	174,182
Swedish Government,
Bonds
3.750%	08/12/17	Aaa	SEK	3,930	638,385

					2,568,111

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.125%	09/18/17	Aa1	EUR	265	379,783
UBS AG,
Sr. Unsec’d. Notes, MTN
6.250%	09/03/13	Aa3	EUR	85	113,496
6.375%	07/20/16	Aa3	GBP	100	174,580

					667,859

Trinidad & Tobago
National Gas Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, 144A
6.050%	01/15/36(g)	Baa1		155	155,620

Turkey — 0.1%
Akbank TAS,
Sr. Unsec’d. Notes, 144A
5.125%	07/22/15	Ba1		300	305,640
Turkiye Garanti Bankasi A/S,
Sr. Unsec’d. Notes, 144A
6.250%	04/20/21	Ba1		200	204,000

					509,640

United Arab Emirates
Dubai Electricity & Water Authority,
Sr. Unsec’d. Notes, 144A
7.375%	10/21/20	Ba1		200	219,000

United Kingdom — 6.2%
Afren PLC,
Sr. Sec’d. Notes
11.500%	02/01/16	NR		200	213,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
Aviva PLC,
Sub. Notes, MTN
6.875%(c)	05/22/38	A3	EUR	125	$138,414
BAA Funding Ltd.,
Sr. Sec’d. Notes
4.600%	02/15/18	NR	EUR	175	235,041
5.225%	02/15/25	NR	GBP	130	219,577
Sr. Sec’d. Notes, 144A
4.875%	07/15/23(g)	A-(d)		$290	305,470
Barclays Bank PLC,
Covered Bonds, MTN
4.000%	10/07/19	Aaa	EUR	1,150	1,614,133
Sr. Unsec’d. Notes
5.200%	07/10/14	Aa3		220	231,790
6.750%	05/22/19	Aa3		110	128,320
Sr. Unsec’d. Notes, MTN
5.250%	05/27/14	Aa3	EUR	165	222,870
5.750%	08/17/21	Aa3	GBP	100	173,282
Sub. Notes, MTN
6.000%	01/14/21	Baa3	EUR	100	116,610
BAT International Finance PLC,
Gtd. Notes, MTN
6.375%	12/12/19	Baa1	GBP	100	191,122
BG Energy Capital PLC,
Gtd. Notes, MTN
5.875%	11/13/12	A2	GBP	60	95,515
BMW UK Capital PLC,
Gtd. Notes, MTN
5.000%	10/02/17	A2	GBP	25	43,873
BP Capital Markets PLC,
Gtd. Notes, MTN
3.100%	10/07/14	A2	EUR	120	158,071
3.830%	10/06/17	A2	EUR	100	137,593
British Sky Broadcasting Group PLC,
Gtd. Notes, 144A
6.100%	02/15/18(g)	Baa1		70	81,437
British Telecommunications PLC,
Sr. Unsec’d. Notes
8.625%	03/26/20	Baa2	GBP	90	186,227
Sr. Unsec’d. Notes, MTN
6.500%	07/07/15	Baa2	EUR	100	144,140
BSKYB Finance UK PLC,
Gtd. Notes
5.750%	10/20/17	Baa1	GBP	100	177,535
Centrica PLC,
Sr. Unsec’d. Notes, MTN
5.125%	12/10/14	A3	GBP	100	169,864
Eastern Power Networks PLC,
Sr. Unsec’d. Notes, MTN
4.750%	09/30/21	Baa1	GBP	100	170,374
Ensco PLC,
Sr. Unsec’d. Notes
3.250%	03/15/16	Baa1		205	215,267
Experian Finance PLC,
Gtd. Notes, MTN
4.750%	02/04/20	Baa1	EUR	110	160,253
FCE Bank PLC,
Sr. Unsec’d. Notes, MTN
4.750%	01/19/15	Baa3	EUR	150	200,740

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
G4S PLC,
Sr. Unsec’d. Notes, MTN
7.750%	05/13/19	NR	GBP	50	$97,264
HSBC Bank PLC,
Sr. Unsec’d. Notes, MTN
3.875%	10/24/18	Aa3	EUR	150	208,145
HSBC Holdings PLC,
Sr. Unsec’d. Notes
5.100%	04/05/21	Aa2		$130	145,138
Sub. Notes
6.500%	05/02/36	A1		135	148,836
9.875%	04/08/18	Aa3	GBP	200	329,867
Sub. Notes, MTN
6.250%	03/19/18	A1	EUR	100	138,342
Imperial Tobacco Finance PLC,
Gtd. Notes, MTN
4.500%	07/05/18	Baa3	EUR	200	275,323
Intercontinental Hotels Group PLC,
Gtd. Notes, MTN
6.000%	12/09/16	NR	GBP	50	86,497
Kingfisher PLC,
Sr. Unsec’d. Notes, MTN
5.625%	12/15/14	Baa3	GBP	80	134,347
Legal & General Group PLC,
Sub. Notes, MTN
4.000%(c)	06/08/25	Baa1	EUR	170	193,299
Lloyds TSB Bank PLC,
Sr. Unsec’d. Notes, MTN
6.375%	06/17/16	Aa3	EUR	250	353,518
Sub. Notes, MTN
6.500%	03/24/20	Baa2	EUR	225	247,904
Marks & Spencer PLC,
Sr. Unsec’d. Notes, MTN
5.625%	03/24/14	Baa3	GBP	50	82,568
MU Finance PLC,
Sr. Sec’d. Notes, 144A
8.375%	02/01/17(g)	NR		300	324,000
National Express Group PLC,
Gtd. Notes, MTN
6.250%	01/13/17	Baa3	GBP	100	168,148
National Grid PLC,
Sr. Unsec’d. Notes, MTN
5.000%	07/02/18	Baa1	EUR	150	219,174
6.125%	04/15/14	Baa1	GBP	50	84,216
6.500%	04/22/14	Baa1	EUR	100	138,505
Nationwide Building Society,
Covered Bonds, MTN
4.375%	02/28/22	Aaa	EUR	750	1,072,513
Sr. Unsec’d. Notes
3.750%	01/20/15	Aa3	EUR	120	157,515
Sr. Unsec’d. Notes, MTN
5.625%	09/09/19	Aa3	GBP	100	171,885
Sub. Notes, MTN
6.750%	07/22/20	Baa1	EUR	100	119,104
Next PLC,
Sr. Unsec’d. Notes
5.875%	10/12/16	Baa2	GBP	50	86,026

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
Northumbrian Water Finance PLC,
Gtd. Notes
6.000%	10/11/17	NR	GBP	30	$54,709
PPL WEM Holdings PLC,
Sr. Unsec’d. Notes, 144A
3.900%	05/01/16(g)	Baa3		$255	267,255
Rentokil Initial PLC,
Gtd. Notes, MTN
5.750%	03/31/16	NR	GBP	50	82,653
Rolls-Royce PLC,
Gtd. Notes
6.750%	04/30/19	A3	GBP	100	195,143
Royal Bank of Scotland PLC (The),
Gtd. Notes
3.400%	08/23/13	A2		235	237,433
Sr. Unsec’d. Notes, MTN
4.750%	05/18/16	A3	EUR	200	266,755
5.375%	09/30/19	A3	EUR	100	135,687
5.750%	05/21/14	Aa3	EUR	150	201,345
Scottish Power UK PLC,
Sr. Unsec’d. Notes
8.375%	02/20/17	A3	GBP	100	189,161
Severn Trent Utilities Finance PLC,
Gtd. Notes
6.125%	02/26/24	NR	GBP	40	76,354
Gtd. Notes, MTN
5.250%	03/11/16	A3	EUR	150	214,200
Standard Bank PLC,
Sub. Notes, MTN
8.125%	12/02/19	Baa3		200	217,500
Standard Chartered Bank,
Sub. Notes, MTN
5.875%	09/26/17	A2	EUR	150	204,862
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
3.850%	04/27/15(g)	A2		190	198,750
Sr. Unsec’d. Notes, MTN
6.500%	04/28/14	A2	GBP	100	169,996
Tesco PLC,
Sr. Unsec’d. Notes, MTN
6.125%	02/24/22	A3	GBP	50	91,562
United Kingdom Gilt,
Bonds
3.750%	09/07/20	Aaa	GBP	304	558,666
3.750%	09/07/21	Aaa	GBP	1,332	2,455,556
4.250%	06/07/32	Aaa	GBP	1,152	2,227,358
4.250%	09/07/39	Aaa	GBP	4,190	8,084,966
UnumProvident Finance Co. PLC,
Gtd. Notes, 144A
6.850%	11/15/15(g)	Baa3		125	139,618
Vodafone Group PLC,
Sr. Unsec’d. Notes, MTN
8.125%	11/26/18	Baa1	GBP	100	205,314
West China Cement Ltd.,
Gtd. Notes
7.500%	01/25/16	Ba3		200	179,000
WPP 2008 Ltd.,
Gtd. Notes
6.000%	04/04/17	Baa2	GBP	50	88,331

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
WPP Finance 2010,
Gtd. Notes
4.750%	11/21/21	Baa3	$170	$178,389

				27,633,215

TOTAL FOREIGN BONDS (cost $238,301,805)				242,789,292

MUNICIPAL BONDS — 2.2%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
4.839%	01/01/41	Aa1	280	326,598

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	165	220,254
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	275	372,617
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	160	215,235
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	90	118,734

				926,840

Colorado
Regional Transportation District Sales Tax,
Revenue Bonds
5.000%	11/01/38	Aa2	155	172,868

District of Columbia — 0.1%
District of Columbia,
Revenue Bonds
5.250%	12/01/34	Aa1	155	186,081
5.591%	12/01/34	Aa1	40	49,688

				235,769

Florida — 0.1%
Florida State Board of Education,
Revenue Bonds
5.000%	07/01/20	A1	365	445,782

Illinois — 0.1%
Chicago IL O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	120	153,646
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	Aaa	150	189,549
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	185	218,061

				561,256

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	146,388

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Maryland — 0.2%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	$300	$391,083
5.888%	07/01/43	Aa3	240	311,880

				702,963

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
4.500%	08/01/31	Aa1	165	181,282
5.000%	06/01/25	Aa1	140	164,769
5.250%	09/01/24	Aa1	165	212,220

				558,271

New York — 0.4%
City of New York,
General Obligation Unlimited
6.271%	12/01/37	Aa2	95	122,205
City of New York NY,
General Obligation Unlimited
5.000%	04/01/24	Aa2	155	184,701
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	195	285,172
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	170	196,262
New York City Housing Development Corp.,
Revenue Bonds
6.420%	11/01/27	Aa2	60	61,253
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	85	112,012
New York City Transitional Finance Authority,
Revenue Bonds
5.000%	11/01/24	Aa1	90	107,888
5.000%	02/01/25	Aa1	90	105,968
5.508%	08/01/37	Aa1	310	375,782
New York State Dormitory Authority,
Revenue Bonds
5.000%	12/15/23	AAA(d)	90	110,254
Tompkins County Industrial Development Agency,
Revenue Bonds
5.000%	07/01/37	Aa1	155	174,217

				1,835,714

Pennsylvania — 0.1%
Commonwealth of Pennsylvania,
General Obligation Unlimited
5.000%	06/01/24	Aa2	335	410,928

South Carolina
South Carolina State Public Service Authority,
Revenue Bonds
4.322%	12/01/27	Aa3	215	232,129

Texas — 0.3%
City of Houston TX,
General Obligation Ltd.
5.000%	03/01/23	AA(d)	130	159,003
5.000%	03/01/24	AA(d)	140	169,138

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Texas (continued)
6.290%	03/01/32	Aa2	$200	$251,620
City of San Antonio TX,
Revenue Bonds
5.000%	02/01/23	Aa1	355	444,769
Texas State Transportation Commission,
Revenue Bonds
5.178%	04/01/30	Aaa	255	311,215

				1,335,745

Utah — 0.1%
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%	06/15/39	Aa2	265	356,719

Virginia — 0.3%
University of Virginia,
Revenue Bonds
5.000%	09/01/40	Aaa	290	355,024
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.350%	05/15/35	Aa1	30	37,222
Virginia Public Building Authority,
Revenue Bonds
5.900%	08/01/30	Aa1	260	341,445
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	Aa1	385	406,903
5.000%	08/01/23	Aa1	225	278,937

				1,419,531

Washington — 0.1%
State of Washington,
General Obligation Unlimited
5.000%	07/01/24	Aa1	150	182,421
5.000%	07/01/25	Aa1	130	156,759

				339,180

TOTAL MUNICIPAL BONDS (cost $9,040,111)				10,006,681

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.966%(c)	02/25/34	BB(d)	53	49,227
Series 2004-D, Class 2A2
3.117%(c)	05/25/34	BBB+(d)	31	28,530
Series 2004-H, Class 2A2
2.763%(c)	09/25/34	Ba2	37	33,852
Series 2004-I, Class 3A2
2.756%(c)	10/25/34	A1	16	16,028
Series 2005-J, Class 2A1
2.793%(c)	11/25/35	Caa2	331	258,114
Series 2005-J, Class 3A1
5.163%(c)	11/25/35	Caa1	99	86,319
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/01/32(g)	Aaa	10	1,572
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A2, 144A
1.866%(c)	10/18/54(g)	Aaa	200	200,800

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2011-1A, Class A5, 144A
1.966%(c)	10/18/54(g)	Aaa	$200	$201,301
Freddie Mac Reference REMIC,
Series R003, Class VA
5.500%	08/15/16	Aaa	338	346,088
Freddie Mac REMICS,
Series 2627, Class IE, IO
4.500%	04/15/18(g)	Aaa	8	268
Government National Mortgage Assoc.,
Series 2010-92, Class PI, IO
4.500%	11/20/37(g)	Aaa	528	70,537
Series 2011-41, Class AI, IO
4.500%	12/20/39(g)	Aaa	675	111,577
Series 2011-88, Class EI, IO
4.500%	11/20/39(g)	Aaa	118	18,649
Holmes Master Issuer PLC (United Kingdom),
Series 2012-1A, Class A2, 144A
2.117%(c)	10/15/54(g)	Aaa	250	252,636
Series 2012-3A, Class B1
2.465%(c)	10/15/54	Aa3	250	248,190
MortgageIT Trust,
Series 2005-2, Class 1A1
0.505%(c)	05/25/35	Baa2	243	206,054
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%(c)	02/25/40	Aaa	21	20,988
Silverstone Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A, 144A
2.016%(c)	01/21/55(g)	Aaa	250	249,024
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
4.838%(c)	09/25/35	BB-(d)	9	8,045
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.868%(c)	01/25/34	AAA(d)	67	64,657
Series 2004-G, Class A3
4.715%(c)	06/25/34	Aa1	51	52,203
Series 2005-AR2, Class 2A2
2.616%(c)	03/25/35	B2	63	58,529

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,659,994)				2,583,188

SOVEREIGN ISSUES — 0.8%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
4.138%	01/03/23(g)	Aa2	200	201,254
5.603%	07/20/20(g)	Aa2	100	114,400
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3	110	122,100
Province of Ontario Canada (Canada),
Unsec’d. Notes
1.600%	09/21/16	Aa1	460	468,289
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
11.000%	08/17/40	Baa2	185	238,650
Republic of Iceland (Iceland),
Unsec’d. Notes
5.875%	05/11/22(g)	Baa3	1,175	1,139,493

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
SOVEREIGN ISSUES (continued)
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%	03/30/19	Baa3	$215	$276,275
Republic of Poland (Poland),
Sr. Unsec’d. Notes
3.875%	07/16/15	A2	350	369,530
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	A3	205	236,262
6.500%	06/02/14	A3	100	109,800
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
6.375%	01/16/13	Baa1	270	277,560

TOTAL SOVEREIGN ISSUES (cost $3,437,668)				3,553,613

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.9%
Federal Home Loan Mortgage Corp.
2.475%(c)	07/01/35		37	39,481
2.535%(c)	09/01/32		4	4,181
2.705%(c)	01/01/37		35	37,578
2.780%(c)	02/01/37		83	88,868
3.500%	02/01/42		1,086	1,140,367
4.000%	10/01/25-02/01/42		2,866	3,046,806
4.500%	11/01/18-09/01/40		2,727	2,926,410
5.000%	10/01/18-08/01/40		2,050	2,221,261
5.500%	03/01/18-01/01/40		812	883,409
5.935%(c)	12/01/36		60	65,245
5.980%(c)	10/01/36		110	119,794
6.000%	10/01/21-08/01/38		221	242,612
6.084%(c)	10/01/36		175	190,395
6.259%(c)	08/01/36		73	79,049
6.500%	03/01/32-10/01/34		602	674,499
7.000%	11/01/30		11	12,607
Federal National Mortgage Assoc.
2.428%(c)	11/01/35		105	112,180
2.764%(c)	01/01/37		10	10,195
2.899%(c)	12/01/36		76	81,290
3.000%	06/01/27		1,290	1,354,020
3.500%	11/01/25-05/01/42		3,572	3,767,959
4.000%	07/01/25-02/01/42		8,927	9,521,699
4.375%	10/15/15		1,000	1,122,425
4.500%	05/01/19-07/01/41		10,190	10,967,208
4.875%	12/15/16		1,975	2,319,491
5.000%	03/01/18-06/01/41		7,813	8,521,107
5.020%(c)	08/01/36		111	118,024
5.182%(c)	08/01/37		52	55,849
5.500%	01/01/17-05/01/39		6,886	7,548,406
6.000%	08/01/22-10/01/39		5,915	6,528,556
6.500%	06/01/14-12/01/37		806	911,901
7.000%	12/01/29-01/01/31		21	24,892
Government National Mortgage Assoc.
3.500%	12/20/41-03/20/42		3,993	4,273,363
4.500%	11/20/40		941	1,039,951
5.000%	09/15/39-10/20/39		362	399,663
5.500%	11/15/34-01/15/35		223	248,555
6.000%	12/20/37		12	13,107

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	06/15/16-12/20/33	$164 $	182,260
7.000%	03/15/13-12/15/13	4	4,036
7.500%	09/15/30-06/15/32	44	50,453

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $68,947,496)			70,949,152

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds
4.625%	02/15/40	3,515	4,862,233
5.375%	02/15/31	530	772,310
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.875%	07/15/13	1,390	1,782,211
U.S. Treasury Notes
0.875%	02/28/17	4,270	4,307,029
1.250%	03/15/14	210	213,306
1.750%	08/15/12	2,785	2,790,548
2.125%	08/15/21(a)	610	641,167
2.250%	05/31/14	525	544,113
2.625%	07/31/14	4,605	4,821,937
2.625%	04/30/16	7,945	8,565,703
2.750%	02/15/19	565	627,018
3.125%	09/30/13	1,130	1,169,903

TOTAL U.S. TREASURY OBLIGATIONS (cost $30,794,682)			31,097,478

		Units
WARRANTS*
Venezuela
Republic of Venezuela, expiring 04/15/15(g) (cost $0)		1,250	37,031

TOTAL LONG-TERM INVESTMENTS (cost $424,347,452)			435,608,439

		Shares
SHORT-TERM INVESTMENT — 4.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $19,139,173; includes $4,061,828 of cash collateral for securities on loan)(b)(w)(Note 4)		19,139,173	19,139,173

TOTAL INVESTMENTS — 101.6% (cost $443,486,625)			454,747,612
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (1.6)%			(7,060,787)

NET ASSETS — 100.0%			$447,686,825

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
IO	Interest Only
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

NR	Non Rated by Moody’s or Standard & Poor’s
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury Inflation Protected Security
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
CSK	Czech Kruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,972,242; cash collateral of $4,061,828 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contract	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)[1]
Long Positions:
53	10 Year Mini Japanese Government Bonds	Sep. 2012	$9,501,345	$9,527,866	$26,521
1	30 Year U.S. Ultra Bonds	Sep. 2012	170,091	166,844	(3,247)

					23,274

Short Positions:
66	5 Year U.S. Treasury Notes	Sep. 2012	8,169,703	8,181,937	(12,234)
10	10 Year Euro-Bund	Sep. 2012	1,842,951	1,783,093	59,858
124	10 Year U.S. Treasury Notes	Sep. 2012	16,466,342	16,538,500	(72,158)

					(24,534)

					$(1,260)

(1)	Cash of $371,678 and U.S. Treasury Securities with a market value of $128,663 have been segregated to cover requirement for open futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 08/16/12	Bank of New York Mellon	AUD	96	$96,274	$97,796	$1,522
Expiring 08/16/12	Barclays Capital Group	AUD	1,124	1,106,000	1,145,283	39,283
British Pound,
Expiring 08/16/12	Bank of New York Mellon	GBP	392	610,630	614,676	4,046
Expiring 08/16/12	Bank of New York Mellon	GBP	238	369,348	372,196	2,848
Expiring 08/16/12	Bank of New York Mellon	GBP	85	133,050	133,106	56
Expiring 08/16/12	Deutsche Bank	GBP	368	564,319	575,502	11,183
Expiring 08/16/12	Goldman Sachs & Co.	GBP	176	276,000	276,357	357
Expiring 08/16/12	Morgan Stanley	GBP	82	127,000	129,031	2,031
Canadian Dollar,
Expiring 08/16/12	Bank of New York Mellon	CAD	192	186,263	187,982	1,719
Expiring 08/16/12	Bank of New York Mellon	CAD	85	82,698	83,396	698
Expiring 08/16/12	Bank of New York Mellon	CAD	32	31,422	31,492	70
Expiring 08/16/12	Royal Bank of Canada	CAD	9,192	9,157,245	9,019,055	(138,190)
Expiring 08/16/12	State Street Bank	CAD	158	152,000	154,722	2,722
Chinese Yuan,
Expiring 09/28/12	Bank of New York Mellon	CNY	1,289	203,000	202,203	(797)
Expiring 09/28/12	Credit Suisse First Boston Corp.	CNY	23,686	3,723,000	3,715,386	(7,614)
Expiring 09/28/12	Deutsche Bank	CNY	1,418	222,000	222,427	427
Czech Koruna,
Expiring 08/16/12	Citigroup Global Markets	CSK	9,693	489,465	480,565	(8,900)
Danish Krone,
Expiring 08/16/12	JPMorgan Chase	DKK	659	114,000	112,386	(1,614)
Expiring 08/16/12	Morgan Stanley	DKK	962	166,309	164,018	(2,291)
Euro,
Expiring 08/16/12	Bank of America	EUR	383	477,000	484,534	7,534
Expiring 08/16/12	Bank of New York Mellon	EUR	4,065	5,193,830	5,146,226	(47,604)
Expiring 08/16/12	Bank of New York Mellon	EUR	856	1,075,460	1,083,146	7,686
Expiring 08/16/12	Bank of New York Mellon	EUR	729	913,990	922,897	8,907
Expiring 08/16/12	Bank of New York Mellon	EUR	185	232,758	234,223	1,465
Expiring 08/16/12	Bank of New York Mellon	EUR	91	114,890	115,379	489
Expiring 08/16/12	Bank of New York Mellon	EUR	47	60,221	59,988	(233)
Expiring 08/16/12	Deutsche Bank	EUR	1,808	2,278,076	2,288,748	10,672
Expiring 08/16/12	Deutsche Bank	EUR	732	920,043	926,749	6,706
Expiring 08/16/12	JPMorgan Chase	EUR	58	73,000	72,905	(95)
Expiring 08/16/12	Royal Bank of Canada	EUR	62	77,170	78,034	864
Japanese Yen,
Expiring 08/16/12	Bank of America	JPY	21,209	267,000	265,517	(1,483)
Expiring 08/16/12	Bank of New York Mellon	JPY	21,848	277,055	273,512	(3,543)

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)

Japanese Yen (continued),
Expiring 08/16/12	Citigroup Global Markets	JPY	1,087,710	$13,643,439	$13,616,866	$(26,573)
Expiring 08/16/12	Citigroup Global Markets	JPY	1,087,709	13,630,951	13,616,859	(14,092)
Expiring 08/16/12	JPMorgan Chase	JPY	32,359	413,000	405,093	(7,907)
Expiring 08/16/12	JPMorgan Chase	JPY	27,116	342,000	339,456	(2,544)
Expiring 08/16/12	Standard Chartered PLC	JPY	16,113	202,158	201,719	(439)
Malaysian Ringgit,
Expiring 09/24/12	Standard Chartered PLC	MYR	9,710	3,059,714	3,041,823	(17,891)
Mexican Peso,
Expiring 08/16/12	Bank of New York Mellon	MXN	1,237	89,000	92,277	3,277
Expiring 08/16/12	Barclays Capital Group	MXN	29,454	2,141,000	2,197,334	56,334
Expiring 08/16/12	Citigroup Global Markets	MXN	12,638	890,398	942,801	52,403
Expiring 08/16/12	State Street Bank	MXN	31,861	2,283,630	2,376,904	93,274
Norwegian Krone,
Expiring 08/16/12	Deutsche Bank	NOK	31,043	5,218,535	5,209,076	(9,459)
Expiring 08/16/12	JPMorgan Chase	NOK	1,202	202,000	201,637	(363)
Singapore Dollar,
Expiring 08/16/12	Standard Chartered PLC	SGD	921	732,535	727,115	(5,420)
South African Rand,
Expiring 08/16/12	Bank of New York Mellon	ZAR	447	52,513	54,264	1,751
South Korean Won,
Expiring 07/17/12	Citigroup Global Markets	KRW	4,666,516	4,064,626	4,069,092	4,466
Expiring 07/17/12	Standard Chartered PLC	KRW	1,322,022	1,154,000	1,152,772	(1,228)
Swedish Krona,
Expiring 08/16/12	JPMorgan Chase	SEK	791	112,000	114,124	2,124
Expiring 08/16/12	Morgan Stanley	SEK	14,677	2,081,375	2,117,837	36,462
Swiss Franc,
Expiring 08/16/12	JPMorgan Chase	CHF	96	103,000	101,506	(1,494)
Expiring 08/16/12	Royal Bank of Canada	CHF	3,160	3,379,983	3,332,883	(47,100)
Thai Baht,
Expiring 08/16/12	Standard Chartered PLC	THB	30,873	979,567	968,886	(10,681)

				$84,545,940	$84,549,761	$3,821

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)

Australian Dollar,
Expiring 08/16/12	Barclays Capital Group	AUD	2,812	$2,781,949	$2,864,997	$(83,048)
Expiring 08/16/12	Barclays Capital Group	AUD	1,988	2,011,000	2,024,811	(13,811)
Expiring 08/16/12	State Street Bank	AUD	327	315,000	332,923	(17,923)
Brazilian Real,
Expiring 08/16/12	Barclays Capital Group	BRL	2,473	1,214,000	1,219,411	(5,411)
Expiring 08/16/12	Citigroup Global Markets	BRL	5,142	2,590,505	2,535,254	55,251
Expiring 08/16/12	Morgan Stanley	BRL	2,434	1,169,000	1,200,262	(31,262)
British Pound,
Expiring 08/16/12	Bank of New York Mellon	GBP	233	368,000	364,498	3,502
Expiring 08/16/12	Bank of New York Mellon	GBP	157	248,000	245,724	2,276
Expiring 08/16/12	Bank of New York Mellon	GBP	99	157,000	155,711	1,289
Expiring 08/16/12	Bank of New York Mellon	GBP	53	83,517	82,753	764
Expiring 08/16/12	Goldman Sachs & Co.	GBP	135	208,000	210,781	(2,781)
Expiring 08/16/12	Morgan Stanley	GBP	241	370,545	377,396	(6,851)
Expiring 08/16/12	Royal Bank of Scotland	GBP	2,226	3,575,055	3,485,212	89,843
Expiring 08/16/12	Royal Bank of Scotland	GBP	1,467	2,288,000	2,297,686	(9,686)
Expiring 08/16/12	Royal Bank of Scotland	GBP	55	85,235	85,596	(361)
Canadian Dollar,
Expiring 08/16/12	Bank of New York Mellon	CAD	189	185,000	185,339	(339)
Expiring 08/16/12	Bank of New York Mellon	CAD	99	97,000	97,331	(331)
Expiring 08/16/12	Bank of New York Mellon	CAD	52	50,179	50,485	(306)

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)

Canadian Dollar (continued),
Expiring 08/16/12	Goldman Sachs & Co.	CAD	353	$341,000	$345,929	$(4,929)
Expiring 08/16/12	Goldman Sachs & Co.	CAD	351	344,000	344,601	(601)
Expiring 08/16/12	Royal Bank of Canada	CAD	4,774	4,703,000	4,683,385	19,615
Chinese Yuan,
Expiring 09/28/12	Standard Chartered PLC	CNY	26,393	4,125,802	4,140,016	(14,214)
Euro,
Expiring 08/16/12	Bank of New York Mellon	EUR	1,128	1,434,000	1,427,650	6,350
Expiring 08/16/12	Bank of New York Mellon	EUR	597	761,000	756,144	4,856
Expiring 08/16/12	Bank of New York Mellon	EUR	411	526,000	520,916	5,084
Expiring 08/16/12	Bank of New York Mellon	EUR	54	69,524	67,881	1,643
Expiring 08/16/12	Credit Suisse First Boston Corp.	EUR	2,362	3,036,000	2,990,504	45,496
Expiring 08/16/12	Deutsche Bank	EUR	7,039	8,784,750	8,911,665	(126,915)
Expiring 08/16/12	Deutsche Bank	EUR	391	506,546	495,032	11,514
Expiring 08/16/12	Goldman Sachs & Co.	EUR	413	517,000	523,074	(6,074)
Expiring 08/16/12	Goldman Sachs & Co.	EUR	325	404,706	411,472	(6,766)
Expiring 08/16/12	JPMorgan Chase	EUR	882	1,143,379	1,117,052	26,327
Expiring 08/16/12	JPMorgan Chase	EUR	388	498,553	490,977	7,576
Expiring 08/16/12	Morgan Stanley	EUR	439	548,741	555,804	(7,063)
Expiring 08/16/12	State Street Bank	EUR	478	591,000	604,834	(13,834)
Japanese Yen,
Expiring 08/16/12	Bank of New York Mellon	JPY	75,910	954,000	950,303	3,697
Expiring 08/16/12	Bank of New York Mellon	JPY	54,501	689,000	682,284	6,716
Expiring 08/16/12	Bank of New York Mellon	JPY	44,638	563,000	558,809	4,191
Expiring 08/16/12	Goldman Sachs & Co.	JPY	74,180	938,000	928,653	9,347
Expiring 08/16/12	Goldman Sachs & Co.	JPY	52,311	656,000	656,441	(441)
Expiring 08/16/12	Goldman Sachs & Co.	JPY	20,324	258,358	254,433	3,925
Expiring 08/16/12	Morgan Stanley	JPY	45,308	579,468	567,204	12,264
Mexican Peso,
Expiring 08/16/12	Bank of America	MXN	2,960	209,000	220,853	(11,853)
Expiring 08/16/12	Bank of New York Mellon	MXN	1,486	107,000	110,832	(3,832)
Expiring 08/16/12	Citigroup Global Markets	MXN	31,525	2,285,766	2,351,843	(66,077)
Expiring 08/16/12	State Street Bank	MXN	9,027	622,263	673,443	(51,180)
Norwegian Krone,
Expiring 08/16/12	Bank of New York Mellon	NOK	481	80,000	80,705	(705)
Expiring 08/16/12	Goldman Sachs & Co.	NOK	1,118	183,000	187,640	(4,640)
Polish Zloty,
Expiring 08/16/12	Barclays Capital Group	PLN	11,222	3,309,777	3,347,711	(37,934)
Expiring 08/16/12	Goldman Sachs & Co.	PLN	383	110,000	114,159	(4,159)
Expiring 08/16/12	JPMorgan Chase	PLN	2,014	562,266	600,815	(38,549)
South African Rand,
Expiring 08/16/12	Goldman Sachs & Co.	ZAR	4,436	534,005	538,659	(4,654)
Expiring 08/16/12	JPMorgan Chase	ZAR	11,448	1,356,350	1,389,934	(33,584)
Expiring 08/16/12	Morgan Stanley	ZAR	21,054	2,497,282	2,556,326	(59,044)
South Korean Won,
Expiring 07/17/12	Bank of America	KRW	801,753	699,000	699,109	(109)
Expiring 07/17/12	Bank of America	KRW	204,868	174,000	178,640	(4,640)
Expiring 07/17/12	Standard Chartered PLC	KRW	2,584,042	2,210,002	2,253,224	(43,222)
Swedish Krona,
Expiring 08/16/12	Bank of New York Mellon	SEK	493	69,000	71,190	(2,190)
Swiss Franc,
Expiring 08/16/12	Bank of New York Mellon	CHF	71	75,000	74,515	485
Expiring 08/16/12	Goldman Sachs & Co.	CHF	80	84,000	84,945	(945)

				$65,937,523	$66,335,776	$(398,253)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Warrants	$—	$—	$37,031
Asset-Backed Securities	—	6,093,956	289,881
Commercial Mortgage-Backed Securities	—	9,595,146	—
Corporate Obligations	—	58,613,021	—
Foreign Bonds	—	242,789,292	—
Municipal Bonds	—	10,006,681	—
Residential Mortgage-Backed Securities	—	2,334,998	248,190
Sovereign Issues	—	3,553,613	—
U.S. Government Agency Obligations	—	70,949,152	—
U.S. Treasury Obligations	—	31,097,478	—
Affiliated Money Market Mutual Fund	19,139,173	—	—
Other Financial Instruments*
Futures	(1,260)	—	—
Foreign Forward Currency Contracts	—	(394,432)	—

Total	$19,137,913	$434,638,905	$575,102

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Foreign Bonds	54.2%
U.S. Government Agency Obligations	15.9
U.S. Treasury Obligations	7.0
Affiliated Money Market Mutual Fund	4.3
(0.9% represents investments purchased with collateral from securities on loan)
Financial Services	2.8
Municipal Bonds	2.2
Commercial Mortgage-Backed Securities	2.1
Oil & Gas	1.5
Asset-Backed Securities	1.4
Financial – Bank & Trust	1.1
Sovereign Issues	0.8
Media	0.7
Pipelines	0.6
Insurance	0.6
Residential Mortgage-Backed Securities	0.6
Telecommunications	0.5
Metals & Mining	0.5
Utilities	0.5
Healthcare Services	0.4
Electric	0.4
Food	0.3

Entertainment & Leisure	0.3%
Real Estate Investment Trusts	0.3
Advertising	0.2
Aerospace & Defense	0.2
Farming & Agriculture	0.2
Computer Services & Software	0.2
Airlines	0.2
Retail & Merchandising	0.2
Transportation	0.2
Chemicals	0.1
Environmental Control	0.1
Pharmaceuticals	0.1
Office Equipment	0.1
Tobacco	0.1
Paper & Forest Products	0.1
Real Estate	0.1
Holding Companies – Diversified	0.1
Biotechnology	0.1
Manufacturing	0.1
Electronic Components & Equipment	0.1
Business Services	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$86,379	*	Due from broker-variation margin	$87,639	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	683,387		Unrealized depreciation on foreign currency forward contracts	1,077,819
Equity contracts	Unaffiliated investments	37,031		—	—

Total		$806,797			$1,165,458

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(809,063)	$—	$(809,063)
Foreign exchange contracts	—	(734,002)	(734,002)

Total	$(809,063)	$(734,002)	$(1,543,065)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$105,850	$—	$105,850
Foreign exchange contracts	—	—	(643,856)	(643,856)
Equity contracts	2,500	—	—	2,500

Total	$2,500	$105,850	$(643,856)	$(535,506)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$ 6,426,834	$ 24,436,044	$ 85,337,650	$ 54,700,669

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $3,972,424:
Unaffiliated investments (cost $424,347,452)	$435,608,439
Affiliated investments (cost $19,139,173)	19,139,173
Cash	36
Foreign currency, at value (cost $696,077)	639,502
Deposit with broker	232,780
Dividends and interest receivable	4,955,383
Unrealized appreciation on foreign currency forward contracts	683,387
Receivable for investments sold	488,198
Receivable for fund share sold	436,826
Due from broker-varation margin	91,360
Tax reclaim receivable	25,438
Prepaid expenses	2,988

Total Assets	462,303,510

LIABILITIES:
Payable for investments purchased	5,776,153
Payable to broker for collateral for securities on loan	4,061,828
Payable for fund share repurchased	3,499,754
Unrealized depreciation on foreign currency forward contracts	1,077,819
Advisory fees payable	108,573
Accrued expenses and other liabilities	74,225
Due to broker-variation margin	13,261
Shareholder servicing fees payable	4,580
Affiliated transfer agent fee payable	492

Total Liabilities	14,616,685

NET ASSETS	$447,686,825

Net assets were comprised of:
Paid-in capital	$438,309,891
Retained earnings	9,376,934

Net assets, June 30, 2012	$447,686,825

Net asset value and redemption price per share, $447,686,825 / 41,433,313 outstanding shares of beneficial interest	$10.80

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$6,830,116
Affiliated dividend income	20,612
Affiliated income from securities lending, net	4,766

6,855,494

EXPENSES
Advisory fees	1,762,089
Shareholder servicing fees and expenses	220,261
Custodian and accounting fees	129,000
Audit fee	18,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Miscellaneous	6,426

Total expenses	2,161,776
Less: advisory fee waivers and/or expense reimbursement	(99,131)
Less: shareholder servicing fee waiver	(14,216)

Net expenses	2,048,429

NET INVESTMENT INCOME	4,807,065

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	3,599,738
Futures transactions	(809,063)
Foreign currency transactions	(3,649,255)

(858,580)

Net change in unrealized appreciation (depreciation) on:
Investments	3,289,273
Futures	105,850
Foreign currencies	(616,812)

2,778,311

NET GAIN ON INVESTMENTS	1,919,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,726,796

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,807,065	$11,256,645
Net realized gain (loss) on investment and foreign currency transactions	(858,580)	7,833,735
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,778,311	(2,156,518)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,726,796	16,933,862

DISTRIBUTIONS	(19,106,357)	(14,451,442)

FUND SHARE TRANSACTIONS:
Fund share sold [7,087,401 and 14,580,439 shares, respectively]	79,418,355	163,528,458
Fund share issued in reinvestment of distributions [1,777,336 and 1,298,422 shares, respectively]	19,106,357	14,451,442
Fund share repurchased [3,891,541 and 17,640,845 shares, respectively]	(43,510,931)	(196,911,839)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	55,013,781	(18,931,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,634,220	(16,449,519)
NET ASSETS:
Beginning of period	405,052,605	421,502,124

End of period	$447,686,825	$405,052,605

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 99.0%
Aerospace & Defense — 2.3%
Boeing Co. (The)	683,200	$50,761,760

Airlines — 0.7%
United Continental Holdings, Inc.*(a)	655,600	15,950,748

Apparel — 0.4%
Ralph Lauren Corp.	63,700	8,921,822

Biotechnology — 4.9%
Alexion Pharmaceuticals, Inc.*	223,380	22,181,634
Biogen Idec, Inc.*	175,200	25,295,376
Celgene Corp.*	238,308	15,289,841
Gilead Sciences, Inc.*	818,200	41,957,296
Human Genome Sciences, Inc.*	304,898	4,003,311

		108,727,458

Business Services — 2.7%
MasterCard, Inc. (Class A Stock)	137,400	59,097,114

Chemicals — 3.3%
Praxair, Inc.	378,300	41,132,559
Sherwin-Williams Co. (The)	239,500	31,697,825

		72,830,384

Commercial Services & Supplies — 1.9%
McKesson Corp.(a)	441,500	41,390,625

Communication Equipment — 4.3%
Juniper Networks, Inc.*	2,928,700	47,767,097
QUALCOMM, Inc.	842,200	46,893,696

		94,660,793

Computer Hardware — 11.8%
Apple, Inc.*	383,400	223,905,600
EMC Corp.*	1,463,000	37,496,690

		261,402,290

Computer Services & Software — 7.6%
Akamai Technologies, Inc.*	372,100	11,814,175
Autodesk, Inc.*	325,300	11,382,247
IHS, Inc. (Class A Stock)*(a)	111,700	12,033,441
Informatica Corp.*(a)	343,870	14,566,333
Nuance Communications, Inc.*(a)	991,960	23,628,487
Red Hat, Inc.*	454,600	25,675,808
salesforce.com, Inc.*(a)	212,900	29,435,554
SanDisk Corp.*(a)	1,104,000	40,273,920

		168,809,965

Distribution/Wholesale — 2.1%
Fastenal Co.(a)	565,000	22,775,150
Fossil, Inc.*	296,400	22,686,456

		45,461,606

Diversified Financial Services — 1.0%
TD Ameritrade Holding Corp.(a)	1,266,600	21,532,200

Financial Services — 1.6%
Franklin Resources, Inc.	308,800	34,273,712

Food — 0.5%
Whole Foods Market, Inc.	124,700	11,886,404

Healthcare Products — 0.7%
DENTSPLY International, Inc.	392,800	14,851,768

Healthcare Services — 1.7%
UnitedHealth Group, Inc.	635,900	37,200,150

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 6.4%
Carnival Corp. (Panama)(a)	1,282,400	$43,947,848
Chipotle Mexican Grill, Inc.*(a)	68,700	26,102,565
Las Vegas Sands Corp.	783,480	34,073,545
Starwood Hotels & Resorts Worldwide, Inc.	702,800	37,276,512

		141,400,470

Internet Services — 16.0%
Amazon.com, Inc.*	348,347	79,545,038
Baidu, Inc. (Cayman Islands), ADR*	325,400	37,414,492
eBay, Inc.*(a)	666,100	27,982,861
Google, Inc. (Class A Stock)*	155,860	90,409,710
Groupon, Inc.*(a)	1,056,700	11,232,721
LinkedIn Corp. (Class A Stock)*(a)	105,000	11,158,350
NetFlix, Inc.*(a)	155,100	10,619,697
priceline.com, Inc.*(a)	116,200	77,217,224
TIBCO Software, Inc.*	155,000	4,637,600
Zynga, Inc. (Class A Stock)*(a)	565,400	3,075,776

		353,293,469

Medical Supplies & Equipment — 2.7%
Edwards Lifesciences Corp.*(a)	346,900	35,834,770
Stryker Corp.	423,100	23,312,810

		59,147,580

Metal Fabricate/Hardware — 1.6%
Precision Castparts Corp.	219,400	36,089,106

Oil & Gas — 0.9%
Pioneer Natural Resources Co.(a)	67,800	5,980,638
Southwestern Energy Co.*	412,600	13,174,318

		19,154,956

Oil, Gas & Consumable Fuels — 4.6%
Cimarex Energy Co.(a)	420,400	23,172,448
EOG Resources, Inc.	252,900	22,788,819
Range Resources Corp.	439,900	27,216,613
Schlumberger Ltd. (Netherlands)	451,400	29,300,374

		102,478,254

Pharmaceuticals — 3.2%
Catalyst Health Solutions, Inc.*	48,464	4,528,476
Express Scripts Holding Co.*	601,800	33,598,494
SXC Health Solutions Corp. (Canada)*(a)	134,300	13,323,903
Valeant Pharmaceuticals International, Inc. (Canada)*(a)	411,500	18,431,085

		69,881,958

Pipelines — 0.6%
Williams Cos., Inc. (The)	439,200	12,657,744

Retail — 0.3%
Tractor Supply Co.(a)	87,600	7,276,056

Retail & Merchandising — 5.9%
Danaher Corp.	1,408,400	73,349,472
Starbucks Corp.	1,055,100	56,257,932

		129,607,404

Semiconductors — 0.8%
Atmel Corp.*(a)	2,764,500	18,522,150

Semiconductors & Semiconductor Equipment — 1.6%
Broadcom Corp. (Class A Stock)*(a)	1,037,100	35,053,980

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications — 2.9%
Crown Castle International Corp.*	1,093,955	$64,171,400

Transportation — 4.0%
Union Pacific Corp.	411,100	49,048,341
United Parcel Service, Inc. (Class B Stock)	499,300	39,324,868

		88,373,209

TOTAL COMMON STOCKS (cost $2,018,681,832)		2,184,866,535

PREFERRED STOCK
Internet Services
Living Social, (PRFC)*(g) (cost $1,352,010)	175,814	497,554

TOTAL LONG-TERM INVESTMENTS (cost $2,020,033,842)		2,185,364,089

SHORT-TERM INVESTMENT — 13.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $287,896,742; includes $266,246,420 of cash collateral for securities on loan)(b)(w)(Note 4)	287,896,742	287,896,742

TOTAL INVESTMENTS — 112.0% (cost $2,307,930,584)		2,473,260,831
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.0)%		(264,899,479)

NET ASSETS — 100.0%		$2,208,361,352

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $268,405,045; cash collateral of $266,246,420 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,184,866,535	$—	$—
Preferred Stock	—	—	497,554
Affiliated Money Market Mutual Fund	287,896,742	—	—

Total	$2,472,763,277	$—	$497,554

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Internet Services	16.0%
Affiliated Money Market Mutual Fund (12.1% represents investments purchased with collateral from securities on loan)	13.0
Computer Hardware	11.8
Computer Services & Software	7.6
Hotels, Restaurants & Leisure	6.4
Retail & Merchandising	5.9
Biotechnology	4.9
Oil, Gas & Consumable Fuels	4.6
Communication Equipment	4.3
Transportation	4.0
Chemicals	3.3
Pharmaceuticals	3.2
Telecommunications	2.9
Medical Supplies & Equipment	2.7
Business Services	2.7

Aerospace & Defense	2.3%
Distribution/Wholesale	2.1
Commercial Services & Supplies	1.9
Healthcare Services	1.7
Metal Fabricate/Hardware	1.6
Semiconductors & Semiconductor Equipment	1.6
Financial Services	1.6
Diversified Financial Services	1.0
Oil & Gas	0.9
Semiconductors	0.8
Airlines	0.7
Healthcare Products	0.7
Pipelines	0.6
Food	0.5
Apparel	0.4
Retail	0.3

112.0
Liabilities in excess of other assets	(12.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $268,405,045:
Unaffiliated investments (cost $2,020,033,842)	$2,185,364,089
Affiliated investments (cost $287,896,742)	287,896,742
Receivable for investments sold	6,780,002
Receivable for fund share sold	5,080,120
Dividends receivable	915,683
Prepaid expenses	2,994

Total Assets	2,486,039,630

LIABILITIES:
Payable to broker for collateral for securities on loan	266,246,420
Payable for investments purchased	10,391,041
Advisory fees payable	695,542
Payable for fund share repurchased	220,183
Accrued expenses and other liabilities	107,297
Shareholder servicing fees payable	16,117
Deferred trustees’ fees	1,186
Affiliated transfer agent fee payable	492

Total Liabilities	277,678,278

NET ASSETS	$2,208,361,352

Net assets were comprised of:
Paid-in capital	$2,182,757,301
Retained earnings	25,604,051

Net assets, June 30, 2012	$2,208,361,352

Net asset value and redemption price per share, $2,208,361,352 / 162,596,579 outstanding shares of beneficial interest	$13.58

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income	$6,672,868
Affiliated income from securities lending, net	1,597,799
Affiliated dividend income	29,848

8,300,515

EXPENSES
Advisory fees	10,293,242
Shareholder servicing fees and expenses	1,181,719
Custodian and accounting fees	120,000
Trustees’ fees	14,000
Audit fee	10,000
Insurance expenses	9,000
Commitment fee on syndicated credit agreement	7,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	5,091
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Miscellaneous	8,615

Total expenses	11,662,667
Less: shareholder servicing fee waiver	(380,693)

Net expenses	11,281,974

NET INVESTMENT LOSS	(2,981,459)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	96,864,258
Net change in unrealized appreciation (depreciation) on investments	144,342,374

NET GAIN ON INVESTMENTS	241,206,632

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$238,225,173

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,981,459)	$(3,228,529)
Net realized gain on investment transactions	96,864,258	153,065,432
Net change in unrealized appreciation (depreciation) on investments	144,342,374	(256,334,351)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	238,225,173	(106,497,448)

FUND SHARE TRANSACTIONS:
Fund share sold [44,304,213 and 113,324,007 shares, respectively]	598,060,455	1,424,723,778
Fund share repurchased [43,422,282 and 77,446,260 shares, respectively]	(595,815,872)	(907,927,618)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,244,583	516,796,160

TOTAL INCREASE IN NET ASSETS	240,469,756	410,298,712
NET ASSETS:
Beginning of period	1,967,891,596	1,557,592,884

End of period	$2,208,361,352	$1,967,891,596

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 97.5%
Agriculture — 0.7%
Archer-Daniels-Midland Co.	145,300	$4,289,256

Building Materials — 1.1%
Martin Marietta Materials, Inc.(a)	90,100	7,101,682

Chemicals — 8.1%
Air Products & Chemicals, Inc.	72,900	5,885,217
Celanese Corp. (Class A Stock)	169,200	5,857,704
LyondellBasell Industries NV (Netherlands) (Class A Stock)	181,300	7,300,951
Potash Corp. of Saskatchewan, Inc. (Canada)	386,000	16,864,340
Praxair, Inc.	115,000	12,503,950
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	69,500	3,869,065

		52,281,227

Construction — 3.7%
Fluor Corp.	117,900	5,817,186
Foster Wheeler AG (Switzerland)*	151,760	2,630,001
Louisiana-Pacific Corp.*(a)	409,300	4,453,184
McDermott International, Inc. (Panama)*	533,700	5,945,418
Technip SA (France)	51,138	5,329,411

		24,175,200

Containers & Packaging — 1.7%
Crown Holdings, Inc.*	148,200	5,111,418
Owens-Illinois, Inc.*	320,500	6,143,985

		11,255,403

Electric — 2.4%
Edison International	80,300	3,709,860
MDU Resources Group, Inc.	354,500	7,660,745
NRG Energy, Inc.*	217,400	3,774,064

		15,144,669

Energy Services — 3.1%
Calpine Corp.*	640,700	10,577,957
Peabody Energy Corp.	396,800	9,729,536

		20,307,493

Exploration & Production — 4.7%
Devon Energy Corp.(a)	99,314	5,759,219
Murphy Oil Corp.(a)	222,400	11,184,496
Nexen, Inc. (Canada)	304,600	5,144,694
Royal Dutch Shell PLC (United Kingdom), ADR	117,375	7,914,596

		30,003,005

Integrated Petroleum — 6.0%
Baker Hughes, Inc.	236,053	9,701,778
Chevron Corp.	164,156	17,318,458
Exxon Mobil Corp.(a)	137,008	11,723,775

		38,744,011

Machinery & Equipment — 1.7%
Babcock & Wilcox Co. (The)*	303,500	7,435,750
Joy Global, Inc.	60,499	3,432,108

		10,867,858

Metals & Mining — 12.6%
Anglo American PLC (United Kingdom)	240,962	7,919,276

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Metals & Mining (continued)
Arch Coal, Inc.(a)	893,000	$6,152,770
BHP Billiton Ltd. (Australia)	348,546	11,352,952
Carpenter Technology Corp.	400	19,136
Compass Minerals International, Inc.	32,300	2,463,844
Eastern Platinum Ltd. (Canada)*	6,493,900	1,371,367
Eldorado Gold Corp. (Canada)(a)	876,900	10,803,408
Franco-Nevada Corp. (Canada)	122,600	5,544,155
Freeport-McMoRan Copper & Gold, Inc.	248,406	8,463,192
Fresnillo PLC (United Kingdom)	146,047	3,345,334
IAMGOLD Corp. (Canada)	438,338	5,172,388
Orica Ltd. (Australia)	119,992	3,056,408
PanAust Ltd. (Australia)*	323,328	921,253
Petra Diamonds Ltd. (Bermuda)*	1,492,860	2,819,058
Tenaris SA (Luxembourg), ADR(a)	129,300	4,521,621
Vale SA (Brazil), ADR	243,500	4,833,475
Walter Energy, Inc.	60,100	2,654,016

		81,413,653

Oil & Gas — 38.8%
Bill Barrett Corp.*(a)	178,900	3,832,038
Cabot Oil & Gas Corp.	58,500	2,304,900
Cameron International Corp.*	381,700	16,302,407
CARBO Ceramics, Inc.(a)	17,904	1,373,774
Cimarex Energy Co.	108,894	6,002,237
Cobalt International Energy, Inc.*	217,400	5,108,900
Concho Resources, Inc.*	64,100	5,456,192
Diamond Offshore Drilling, Inc.(a)	124,000	7,332,120
Eni SpA (Italy)	453,018	9,624,456
Ensco PLC (United Kingdom) (Class A Stock)	162,900	7,651,413
EQT Corp.	149,300	8,006,959
Forum Energy Technologies, Inc.*(a)	141,515	2,786,430
Halliburton Co.	231,600	6,575,124
Hess Corp.	195,700	8,503,165
Kosmos Energy LLC (Bermuda)*	182,246	2,013,818
Laredo Petroleum Holdings, Inc.*(a)	58,700	1,220,960
Marathon Petroleum Corp.	108,900	4,891,788
Matador Resources Co.*	78,300	840,942
Noble Corp. (Switzerland)*(a)	283,567	9,224,435
NovaTek OAO (Russia), GDR	40,647	4,308,582
Ophir Energy PLC (United Kingdom)*	512,987	4,656,629
PDC Energy, Inc.*(a)	113,600	2,785,472
Petroleo Brasileiro SA (Brazil), ADR(a)	413,000	7,491,820
Phillips 66*	114,300	3,799,332
Pioneer Natural Resources Co.(a)	32,400	2,858,004
QEP Resources, Inc.	258,400	7,744,248
Range Resources Corp.	179,500	11,105,665
Salamander Energy PLC (United Kingdom)*	536,281	1,438,867
Schlumberger Ltd. (Netherlands)	466,225	30,262,665
SM Energy Co.(a)	131,000	6,433,410
Southwestern Energy Co.*	383,400	12,241,962
Spectra Energy Corp.	243,800	7,084,828
Subsea 7 SA (Luxembourg)	269,929	5,341,922
Trican Well Service Ltd. (Canada)	414,600	4,784,943
Tullow Oil PLC (United Kingdom)	468,241	10,822,224
Valero Energy Corp.	179,900	4,344,585
Veripos, Inc. (Cayman Islands)*	26,993	8,622
Williams Cos., Inc. (The)	282,600	8,144,532

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST T. ROWE PRICE NATURAL RESOURCES PORT (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas (continued)
WPX Energy, Inc.*	367,533	$5,946,684

		250,657,054

Paper & Forest Products — 2.1%
International Paper Co.	174,400	5,041,904
Weyerhaeuser Co.	377,351	8,437,568

		13,479,472

Petroleum Exploration & Production — 5.9%
BG Group PLC (United Kingdom)	656,583	13,441,185
EOG Resources, Inc.	65,300	5,884,183
FMC Technologies, Inc.*	294,300	11,545,389
Newfield Exploration Co.*	247,500	7,254,225

		38,124,982

Real Estate — 0.1%
Hang Lung Properties Ltd. (Hong Kong)	235,000	803,845

Real Estate Investment Trusts — 0.6%
Boston Properties, Inc.(a)	9,400	1,018,678
Camden Property Trust	16,700	1,130,089
Federal Realty Investment Trust	9,300	968,037
Simon Property Group, Inc.	6,263	974,899

		4,091,703

Retail — 0.2%
Harry Winston Diamond Corp. (Canada)*	127,500	1,446,444

Telecommunications — 2.1%
Quanta Services, Inc.*(a)	567,696	13,664,443

Transportation — 0.3%
Kansas City Southern	25,400	1,766,824

Utilities — 1.6%
AES Corp. (The)*	583,700	7,488,871
GenOn Energy, Inc.*	1,690,800	2,891,268

		10,380,139

TOTAL COMMON STOCKS (cost $697,168,640)		629,998,363

Interest Rate	Maturity Date	Moody’s Rating†	Principal Amount (000)#
CONVERTIBLE BOND — 0.4%
Metals & Mining
United States Steel Corp.,
Sr. Unsec’d. Notes (cost $2,564,222)
4.000%	05/15/14	B1	$2,423	2,453,288

TOTAL LONG-TERM INVESTMENTS (cost $699,732,862)				632,451,651

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 14.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $92,795,238; includes $77,089,299 of cash collateral received for securities on loan)(b)(w)(Note 4)	92,795,238	$92,795,238

TOTAL INVESTMENTS — 112.3% (cost $792,528,100)		725,246,889
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.3)%		(79,230,131)

NET ASSETS — 100.0%		$646,016,758

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $77,713,206; cash collateral of $77,089,299 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$612,638,257	$17,360,106	$—
Convertible Bond	—	2,453,288	—
Affiliated Money Market Mutual Fund	92,795,238	—	—

Total	$705,433,495	$19,813,394	$—

Fair Value of Level 2 investments at 12/31/11 was $2,599,688. $9,888,713 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Oil & Gas	38.8%
Affiliated Money Market Mutual Fund (11.9% represents investments purchased with collateral from securities on loan)	14.4
Metals & Mining	13.0
Chemicals	8.1
Integrated Petroleum	6.0
Petroleum Exploration & Production	5.9
Exploration & Production	4.7
Construction	3.7
Energy Services	3.1
Electric	2.4

Telecommunications	2.1%
Paper & Forest Products	2.1
Containers & Packaging	1.7
Machinery & Equipment	1.7
Utilities	1.6
Building Materials	1.1
Agriculture	0.7
Real Estate Investment Trusts	0.6
Transportation	0.3
Retail	0.2
Real Estate	0.1

112.3
Liabilities in excess of other assets	(12.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $77,713,206:
Unaffiliated investments (cost $699,732,862)	$632,451,651
Affiliated investments (cost $92,795,238)	92,795,238
Receivable for investments sold.	3,213,679
Receivable for fund share sold	2,554,149
Dividends and interest receivable	669,821
Tax reclaim receivable	209,785
Prepaid expenses	2,531

Total Assets	731,896,854

LIABILITIES:
Payable to broker for collateral for securities on loan	77,089,299
Payable for investments purchased	8,431,765
Advisory fees payable	261,873
Accrued expenses and other liabilities	86,825
Shareholder servicing fees payable	5,905
Payable for fund share repurchased	3,937
Affiliated transfer agent fee payable	492

Total Liabilities	85,880,096

NET ASSETS	$646,016,758

Net assets were comprised of:
Paid-in capital	$814,229,565
Retained earnings	(168,212,807)

Net assets, June 30, 2012	$646,016,758

Net asset value and redemption price per share, $646,016,758 / 35,944,095 outstanding shares of beneficial interest	$17.97

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $281,707 foreign withholding tax)	$6,521,744
Affiliated income from securities lending, net	318,584
Affiliated dividend income	17,251
Unaffiliated interest income	8,412

6,865,991

EXPENSES
Advisory fees	3,155,507
Shareholder servicing fees and expenses	350,612
Custodian and accounting fees	99,000
Audit fee	11,000
Trustees’ fees	9,000
Insurance expenses	5,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Loan interest expense (Note 7)	3,847
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	7,286

Total expenses	3,658,252
Less: shareholder servicing fee waiver	(50,484)

Net expenses	3,607,768

NET INVESTMENT INCOME	3,258,223

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(29,409,132)
Foreign currency transactions	(20,833)

(29,429,965)

Net change in unrealized appreciation (depreciation) on: Investments	(23,173,794)
Foreign currencies	(5,569)

(23,179,363)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(52,609,328)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,351,105)

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,258,223	$3,034,433
Net realized gain (loss) on investment and foreign currency transactions	(29,429,965)	49,381,578
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(23,179,363)	(214,157,899)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(49,351,105)	(161,741,888)

DISTRIBUTIONS	(3,038,951)	(4,803,043)

FUND SHARE TRANSACTIONS:
Fund share sold [11,330,627 and 21,861,220 shares, respectively]	222,523,260	466,607,179
Fund share issued in reinvestment of distributions [174,452 and 216,353 shares, respectively]	3,038,951	4,803,043
Fund share repurchased [7,430,346 and 33,985,491 shares, respectively]	(136,091,456)	(684,298,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	89,470,755	(212,888,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,080,699	(379,433,046)
NET ASSETS:
Beginning of period	608,936,059	988,369,105

End of period	$646,016,758	$608,936,059

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 88.4%
COMMON STOCKS — 81.0%
Advertising — 0.9%
Airmedia Group, Inc. (Cayman Islands), ADR*	84,900	$202,062
Focus Media Holding Ltd. (Cayman Islands), ADR	46,700	1,096,516
Omnicom Group, Inc.(a)	111,859	5,436,347
Publicis Groupe SA (France)	8,134	371,997

		7,106,922

Aerospace & Defense — 2.3%
BAE Systems PLC (United Kingdom)	197,924	897,312
Boeing Co. (The)	13,310	988,933
Cubic Corp.	3,900	187,512
General Dynamics Corp.	49,976	3,296,417
Lockheed Martin Corp.(a)	50,807	4,424,274
Northrop Grumman Corp.	70,144	4,474,486
Rolls-Royce Holdings PLC (United Kingdom)*	33,186	447,271
United Technologies Corp.	27,700	2,092,181
Zodiac Aerospace (France)	6,907	702,615

		17,511,001

Agriculture — 0.8%
Philip Morris International, Inc.	71,635	6,250,870

Airlines
Delta Air Lines, Inc.*	12,800	140,160
United Continental Holdings, Inc.*(a)	6,300	153,279

		293,439

Apparel — 0.4%
Burberry Group PLC (United Kingdom)	30,862	642,570
Coach, Inc.	22,295	1,303,812
Deckers Outdoor Corp.*(a)	11,390	501,274
Hanesbrands, Inc.*	23,100	640,563

		3,088,219

Auto Parts & Equipment — 0.5%
Allison Transmission Holdings, Inc.(a)	126,940	2,229,066
Continental AG (Germany)	6,637	553,267
Exedy Corp. (Japan)	20,100	438,438
Stanley Electric Co. Ltd. (Japan)	31,200	484,530
WABCO Holdings, Inc.*	5,810	307,523

		4,012,824

Automobile Manufacturers — 0.7%
Daimler AG (Germany)	27,971	1,257,003
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	667,680	1,043,621
General Motors Co.*(a)	39,740	783,673
PACCAR, Inc.	66,068	2,589,205

		5,673,502

Banks — 6.0%
Banco Santander Brasil SA (Brazil), ADS	89,000	689,750
Bank of Ireland (Ireland)*	2,054,352	259,571
Citigroup, Inc.	15,460	423,759
Credit Suisse Group AG (Switzerland)*	45,582	834,016
Cullen/Frost Bankers, Inc.	37,975	2,183,183
EFG International AG (Switzerland)*	107,802	600,438
First Midwest Bancorp, Inc.	76,000	834,480
First Republic Bank*	34,300	1,152,480

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The)	8,600	$824,396
Hancock Holding Co.	16,950	515,958
Huntington Bancshares, Inc.(a)	20,000	128,000
International Bancshares Corp.	55,030	1,074,186
JPMorgan Chase & Co.	175,982	6,287,837
M&T Bank Corp.	45,535	3,759,825
MB Financial, Inc.	28,340	610,444
Mitsubishi UFJ Financial Group, Inc. (Japan)	34,800	166,723
PNC Financial Services Group, Inc.	143,169	8,749,058
Societe Generale (France)*	27,062	634,594
Standard Chartered PLC (United Kingdom)	33,548	728,761
SunTrust Banks, Inc.	15,300	370,719
UBS AG (Switzerland)*	105,700	1,236,920
Webster Financial Corp.	43,510	942,427
Wells Fargo & Co.	390,434	13,056,113
Westamerica Bancorporation	6,600	311,454

		46,375,092

Beverages — 1.9%
C&C Group PLC (Ireland)	138,774	591,835
Coca Cola Hellenic Bottling Co. SA (Greece)*	5,527	97,922
Coca-Cola Co. (The)(a)	21,641	1,692,110
Diageo PLC (United Kingdom), ADR	13,627	1,404,535
Green Mountain Coffee Roasters, Inc.*(a)	31,909	694,978
Grupo Modelo SAB de CV (Mexico) (Class C Stock)	160,721	1,421,702
Molson Coors Brewing Co. (Class B Stock)	60,660	2,524,063
PepsiCo, Inc.	89,302	6,310,079

		14,737,224

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	1,920	190,656
Amgen, Inc.	58,469	4,270,576
Amylin Pharmaceuticals, Inc.*	28,400	801,732
Arena Pharmaceuticals, Inc.*	27,600	275,448
Biogen Idec, Inc.*	19,074	2,753,904
Celgene Corp.*	22,197	1,424,160
Charles River Laboratories International, Inc.*	39,900	1,307,124
Gilead Sciences, Inc.*	31,645	1,622,756
Vertex Pharmaceuticals, Inc.*	15,915	889,967

		13,536,323

Building Materials — 0.9%
CRH PLC (Ireland)	91,760	1,770,328
HeidelbergCement AG (Germany)	13,256	636,414
Kingspan Group PLC (Ireland)*	40,615	328,846
Lennox International, Inc.	70,175	3,272,260
Masco Corp.	40,200	557,574

		6,565,422

Chemicals — 1.6%
BASF SE (Germany)	10,789	750,209
Dow Chemical Co. (The)	125,510	3,953,565
Huabao International Holdings Ltd. (Bermuda)	1,863,000	926,596
Innospec, Inc.*	23,770	703,830
JSR Corp. (Japan)	33,038	573,262
Mosaic Co. (The)	27,690	1,516,304

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Chemicals (continued)
Petronas Chemicals Group Bhd (Malaysia)	147,643	$302,575
Sensient Technologies Corp.	14,000	514,220
Sherwin-Williams Co. (The)	18,835	2,492,812
TSRC Corp. (Taiwan)	241,125	597,599

		12,330,972

Coal — 0.2%
CONSOL Energy, Inc.	37,300	1,127,952
Peabody Energy Corp.	5,400	132,408

		1,260,360

Commercial Services — 2.6%
Anhanguera Educacional Participacoes SA (Brazil)	57,300	726,913
Arbitron, Inc.	28,120	984,200
Automatic Data Processing, Inc.	39,161	2,179,701
Benesse Holdings, Inc. (Japan)	9,400	420,870
Corrections Corp. of America	21,400	630,230
Edenred (France)	21,231	601,886
ITT Educational Services, Inc.*(a)	4,969	301,867
Localiza Rent a Car SA (Brazil)	24,325	365,874
MAXIMUS, Inc.	27,460	1,421,055
Monro Muffler Brake, Inc.	3,305	109,858
QinetiQ Group PLC (United Kingdom)	327,847	809,294
SEI Investments Co.	169,275	3,366,880
Towers Watson & Co. (Class A Stock)	12,150	727,785
Western Union Co. (The)	418,512	7,047,742

		19,694,155

Computers — 3.6%
Apple, Inc.*	24,889	14,535,176
Cadence Design Systems, Inc.*(a)	92,855	1,020,476
Cognizant Technology Solutions Corp. (Class A Stock)*	12,710	762,600
Dell, Inc.*(a)	39,411	493,426
Diebold, Inc	24,240	894,698
EMC Corp.*	176,246	4,517,185
Hewlett-Packard Co.	40,880	822,097
International Business Machines Corp.	10,941	2,139,841
Lenovo Group Ltd. (Hong Kong)	814,965	695,435
MTS Systems Corp.	19,300	744,015
NetApp, Inc.*	19,360	616,035
Teradata Corp.*	6,600	475,266

		27,716,250

Containers & Packaging — 0.3%
Ball Corp.	15,580	639,559
Graphic Packaging Holding Co.*	83,445	458,947
Greif, Inc. (Class A Stock)	9,040	370,640
Silgan Holdings, Inc.	26,705	1,140,036

		2,609,182

Cosmetics/Personal Care — 0.1%
Pola Orbis Holdings, Inc. (Japan)	12,300	380,282

Distribution/Wholesale — 0.1%
United Stationers, Inc.	37,840	1,019,788

Diversified Financial Services — 1.5%
BlackRock, Inc.	34,781	5,906,509
Hana Financial Group, Inc. (South Korea)	24,530	784,179
Invesco Ltd. (Bermuda)	72,775	1,644,715

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Financial Services (continued)
LPL Financial Holdings, Inc.	16,060	$542,346
Royal Bank of Scotland Group PLC (United Kingdom)*	207,822	703,963
T. Rowe Price Group, Inc.	25,960	1,634,442

		11,216,154

Diversified Machinery — 0.6%
Albany International Corp. (Class A Stock)	50,810	950,655
Amada Co. Ltd. (Japan)	48,000	284,008
Flowserve Corp.	12,530	1,437,817
IDEX Corp.	23,815	928,309
Zebra Technologies Corp. (Class A Stock)*	17,390	597,520

		4,198,309

Electric — 0.6%
Cia Energetica de Minas Gerais (Brazil), ADR	54,677	1,007,150
Duke Energy Corp.(a)	28,600	659,516
UNS Energy Corp.	17,980	690,612
Westar Energy, Inc.	20,310	608,284
Xcel Energy, Inc.	52,400	1,488,684

		4,454,246

Electronic Components & Equipment — 0.5%
Acuity Brands, Inc.	7,690	391,498
Belden, Inc.	53,920	1,798,232
Schneider Electric SA (France)	22,343	1,241,910
Universal Display Corp.*(a)	7,280	261,643

		3,693,283

Electronics — 0.7%
Agilent Technologies, Inc.	21,915	859,945
Avnet, Inc.*	10,800	333,288
Coherent, Inc.*	10,320	446,856
Hon Hai Precision Industry Co. Ltd. (Taiwan)	449,330	1,358,571
Jabil Circuit, Inc.	26,245	533,561
Trimble Navigation Ltd.*(a)	19,920	916,519
Waters Corp.*	14,117	1,121,878

		5,570,618

Engineering & Construction — 1.1%
Jacobs Engineering Group, Inc.*	44,295	1,677,009
McDermott International, Inc. (Panama)*	94,450	1,052,173
Vinci SA (France)	115,271	5,387,218

		8,116,400

Entertainment & Leisure — 1.3%
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	39,100	745,246
Harley-Davidson, Inc.	41,590	1,901,911
Hasbro, Inc.(a)	68,020	2,303,837
Mattel, Inc.	99,963	3,242,800
Nintendo Co. Ltd. (Japan)	5,150	601,422
Sega Sammy Holdings, Inc. (Japan)	29,700	604,142
Yamaha Motor Co. Ltd. (Japan)	77,700	744,022

		10,143,380

Food — 1.8%
Alexander & Baldwin Holdings, Inc.	5,300	282,225
Compass Group PLC (United Kingdom)	59,712	626,797

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Food (continued)
Danone SA (France)	24,388	$1,515,635
General Mills, Inc.	71,320	2,748,673
Kraft Foods, Inc. (Class A Stock)	105,722	4,082,984
Post Holdings, Inc.	10,595	325,796
Ralcorp Holdings, Inc.*	10,490	700,103
Tesco PLC (United Kingdom)	191,820	932,209
Unilever NV (Netherlands)	73,880	2,463,898

		13,678,320

Forest Products & Paper — 0.4%
Deltic Timber Corp.	12,850	783,593
International Paper Co.	77,500	2,240,525
Sino-Forest Corp. (Canada)*(g)	22,480	22

		3,024,140

Gas — 1.0%
Atmos Energy Corp.	19,250	675,097
New Jersey Resources Corp.	7,190	313,556
Snam Rete Gas SpA (Italy)	82,152	368,052
UGI Corp.	200,145	5,890,267
WGL Holdings, Inc.	12,790	508,402

		7,755,374

Hand/Machine Tools — 0.3%
Stanley Black & Decker, Inc.	38,993	2,509,589

Healthcare Products — 2.8%
Bruker Corp.*	41,035	546,176
Cie Generale d’Optique Essilor International SA (France)	2,625	243,862
Edwards Lifesciences Corp.*(a)	15,270	1,577,391
Haemonetics Corp.*	6,630	491,349
HeartWare International, Inc.*	3,850	341,880
Hologic, Inc.*	106,347	1,918,500
Intuitive Surgical, Inc.*	2,059	1,140,254
Johnson & Johnson(a)	129,526	8,750,777
Medtronic, Inc.	127,889	4,953,141
St. Jude Medical, Inc.	21,700	866,047
STERIS Corp.	20,400	639,948

		21,469,325

Healthcare Services — 0.9%
Aetna, Inc.	7,700	298,529
AmSurg Corp.*(a)	30,770	922,485
ICON PLC (Ireland), ADR*	64,430	1,451,608
UnitedHealth Group, Inc.	74,687	4,369,189

		7,041,811

Holding Companies – Diversified — 0.2%
LVMH Moet Hennessy Louis Vuitton SA (France)	4,151	631,742
Nava Bharat Ventures Ltd. (India)*	101,973	340,128
Shanghai Industrial Holdings Ltd. (Hong Kong)	174,000	462,042

		1,433,912

Home Builders — 0.8%
D.R. Horton, Inc.(a)	17,790	326,980
Lennar Corp. (Class A Stock)(a)	11,260	348,047
NVR, Inc.*	4,965	4,220,250

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Home Builders (continued)
Persimmon PLC (United Kingdom)	142,271	$1,362,083

		6,257,360

Home Furnishings — 0.1%
De’longhi SpA (Italy)	41,528	399,842

Hotels, Restaurants & Leisure — 0.1%
Choice Hotels International, Inc.	16,810	671,223
Wynn Macau Ltd. (Cayman Islands)	76,866	181,381

		852,604

Household Products/Wares — 0.2%
ACCO Brands Corp.*	113,950	1,178,243
Jarden Corp.	16,500	693,330

		1,871,573

Insurance — 3.2%
ACE Ltd. (Switzerland)	70,204	5,204,223
AIA Group Ltd. (Hong Kong)	285,136	984,877
Alleghany Corp.*	8,330	2,830,117
American International Group, Inc.*	43,100	1,383,079
Assured Guaranty Ltd. (Bermuda)	31,940	450,354
Berkshire Hathaway, Inc. (Class B Stock)*	17,630	1,469,108
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	160,400	523,446
LIG Insurance Co. Ltd. (South Korea)	14,740	305,729
Marsh & McLennan Cos., Inc.(a)	142,261	4,585,072
Platinum Underwriters Holdings Ltd. (Bermuda)	20,360	775,716
Primerica, Inc.	36,370	972,170
Prudential PLC (United Kingdom)	54,330	629,956
Reinsurance Group of America, Inc.	21,470	1,142,419
Swiss Re Ltd. (Switzerland)*	19,588	1,234,863
White Mountains Insurance Group Ltd. (Bermuda)	1,480	772,190
Zurich Insurance Group AG (Switzerland)*	5,272	1,192,126

		24,455,445

Internet — 3.3%
Amazon.com, Inc.*	17,726	4,047,732
Daum Communications Corp. (South Korea).	7,406	666,087
Dena Co. Ltd. (Japan)(a)	35,866	944,048
eBay, Inc.*	116,311	4,886,225
Equinix, Inc.*(a)	8,070	1,417,495
Facebook, Inc. (Class A Stock)(a)	17,560	546,467
Google, Inc. (Class A Stock)*	7,389	4,286,137
HomeAway, Inc.*(a)	13,120	285,229
IAC/InterActiveCorp	31,829	1,451,402
Kakaku.com, Inc. (Japan)	12,607	427,799
LinkedIn Corp. (Class A Stock)*(a)	10,305	1,095,112
NetEase, Inc. (Cayman Islands), ADR*	2,435	143,300
priceline.com, Inc.*	2,523	1,676,584
Shutterfly, Inc.*(a)	16,675	511,756
Sohu.com, Inc.*(a)	13,550	604,872
Splunk, Inc.(a)	3,900	109,590
Start Today Co. Ltd. (Japan)(a)	42,897	599,464
TIBCO Software, Inc.*	15,670	468,846
Websense, Inc.*	33,690	631,014
Yahoo! Japan Corp. (Japan)	1,068	345,779

		25,144,938

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Investment Companies — 0.2%
Ares Capital Corp.	55,330	$883,067
Resolution Ltd. (Guernsey Channel Islands)	204,256	628,322

		1,511,389

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	15,807	1,342,172
Komatsu Ltd. (Japan)	46,300	1,105,243

		2,447,415

Media — 1.8%
Comcast Corp. (Class A Stock)	136,115	4,351,597
FactSet Research Systems, Inc.	11,530	1,071,598
Sirius XM Radio, Inc.*(a)	291,310	538,923
Thomson Reuters Corp. (Canada)	75,320	2,142,854
Walt Disney Co. (The)	124,673	6,046,640

		14,151,612

Metal Fabricate/Hardware
Vallourec SA (France)	7,879	321,946

Metals & Mining — 0.6%
Aquarius Platinum Ltd. (South Africa)	179,864	128,948
Barrick Gold Corp. (Canada)	18,780	705,565
Detour Gold Corp. (Canada)*	13,900	280,021
Fortescue Metals Group Ltd. (Australia)(a)	57,649	294,565
Glencore International PLC (United Kingdom)(a)	57,492	266,601
Lundin Mining Corp. (Canada)*	96,493	399,961
Monnet Ispat & Energy Ltd. (India)	12,911	89,248
Mueller Industries, Inc.	26,390	1,123,950
Rio Tinto PLC (United Kingdom), ADR	15,039	719,015
Xingda International Holdings Ltd. (Cayman Islands)	1,212,000	400,571

		4,408,445

Miscellaneous Manufacturing — 3.4%
3M Co.(a)	45,955	4,117,568
AptarGroup, Inc.	12,860	656,503
Carlisle Cos., Inc.	41,690	2,210,404
Danaher Corp.	19,655	1,023,632
Dover Corp.	9,509	509,777
Eaton Corp.(a)	64,800	2,568,024
ESCO Technologies, Inc.	28,990	1,056,396
FUJIFILM Holdings Corp. (Japan)	32,500	615,751
General Electric Co.	151,861	3,164,783
Honeywell International, Inc.	17,539	979,378
Ingersoll-Rand PLC (Ireland)	31,650	1,334,997
Koppers Holdings, Inc.	14,500	493,000
Matthews International Corp. (Class A Stock)	24,920	809,651
Pall Corp.	36,995	2,027,696
Parker Hannifin Corp.(a)	9,579	736,434
Polypore International, Inc.*(a)	12,890	520,627
Tyco International Ltd. (Switzerland)	58,079	3,069,475

		25,894,096

Office Equipment & Supplies — 0.1%
Canon, Inc. (Japan)	24,100	961,844

Oil & Gas — 6.2%
Anadarko Petroleum Corp.	65,134	4,311,871
Apache Corp.	12,540	1,102,141

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas (continued)
BG Group PLC (United Kingdom)	217,955	$4,461,848
Cabot Oil & Gas Corp.	30,780	1,212,732
Canadian Natural Resources Ltd. (Canada)	15,100	405,050
Chevron Corp.	40,830	4,307,565
Cobalt International Energy, Inc.*	44,810	1,053,035
Devon Energy Corp.	3,600	208,764
Diamond Offshore Drilling, Inc.(a)	15,031	888,783
Encana Corp. (Canada)	22,500	468,675
EOG Resources, Inc.	11,885	1,070,957
Exxon Mobil Corp.(a)	43,898	3,756,352
Georesources, Inc.*	18,350	671,793
JX Holdings, Inc. (Japan)	83,900	432,422
Karoon Gas Australia Ltd. (Australia)*	37,108	155,843
MEG Energy Corp. (Canada)*	9,000	322,571
Newfield Exploration Co.*	23,360	684,682
Noble Energy, Inc.	5,400	458,028
Occidental Petroleum Corp.	106,181	9,107,144
Penn Virginia Corp.	33,140	243,248
Petroleo Brasileiro SA (Brazil), ADR	37,670	707,066
Plains Exploration & Production Co.*	12,060	424,271
Range Resources Corp.	7,015	434,018
Repsol YPF SA (Spain)	52,351	841,550
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR(a)	49,604	3,468,808
Royal Dutch Shell PLC (United Kingdom), ADR	21,440	1,445,699
Southwestern Energy Co.*	50,890	1,624,918
Statoil ASA (Norway)	53,118	1,266,786
Tourmaline Oil Corp. (Canada)*	13,700	361,709
Transocean Ltd. (Switzerland)	9,404	420,641
Tullow Oil PLC (United Kingdom)	9,493	219,407
Valero Energy Corp.	26,867	648,838
Whiting Petroleum Corp.*	9,750	400,920
WPX Energy, Inc.*	19,000	307,420

		47,895,555

Oil & Gas Services — 0.6%
Baker Hughes, Inc.	26,800	1,101,480
Petroleum Geo-Services ASA (Norway)	90,880	1,110,743
Schlumberger Ltd. (Netherlands Antilles)	12,735	826,629
SEACOR Holdings, Inc.*	8,530	762,411
TGS Nopec Geophysical Co. ASA (Norway)	31,455	849,307

		4,650,570

Pharmaceuticals — 3.8%
Abbott Laboratories	10,400	670,488
Alkermes PLC (Ireland)*(a)	14,500	246,065
AmerisourceBergen Corp.	18,134	713,573
AstraZeneca PLC (United Kingdom)	13,764	615,079
Auxilium Pharmaceuticals, Inc.*	16,630	447,181
Cardinal Health, Inc.	96,823	4,066,566
Daiichi Sankyo Co. Ltd. (Japan)	128,569	2,167,911
Eisai Co. Ltd. (Japan)	16,400	718,172
Elan Corp. PLC (Ireland), ADR*	11,230	163,846
Eli Lilly & Co.	25,000	1,072,750
Forest Laboratories, Inc.*	1,100	38,489
Merck & Co., Inc.	102,120	4,263,510
Pfizer, Inc.	157,064	3,612,472
Roche Holding AG (Switzerland)	36,150	6,244,298
Salix Pharmaceuticals Ltd.*	7,340	399,590

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Shionogi & Co. Ltd. (Japan)	18,300	$248,821
SXC Health Solutions Corp. (Canada)*(a)	11,915	1,182,087
Teva Pharmaceutical Industries Ltd. (Israel), ADR	43,090	1,699,470
UCB SA (Belgium)	15,278	771,776

		29,342,144

Real Estate — 0.1%
BR Properties SA (Brazil)	56,000	655,215
PDG Realty SA Empreendimentos e Participacoes (Brazil)	240,400	422,510

		1,077,725

Real Estate Investment Trusts — 0.3%
American Tower Corp.	9,290	649,464
DiamondRock Hospitality Co.	60,070	612,714
Host Hotels & Resorts, Inc.	41,900	662,858
Mack-Cali Realty Corp.	17,830	518,318

		2,443,354

Retail — 6.0%
Abercrombie & Fitch Co. (Class A Stock)	7,000	238,980
Advance Auto Parts, Inc.	51,535	3,515,718
Ascena Retail Group, Inc.*	46,000	856,520
Buffalo Wild Wings, Inc.*	5,715	495,148
Burger King Worldwide, Inc.	34,737	520,013
CarMax, Inc.*(a)	10,775	279,503
Casey’s General Stores, Inc.	16,810	991,622
Cato Corp. (The) (Class A Stock)	45,100	1,373,746
CEC Entertainment, Inc.	20,770	755,405
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	13,600	746,773
CVS Caremark Corp.	24,317	1,136,333
Dollarama, Inc. (Canada)	12,462	748,871
DSW, Inc. (Class A Stock)	10,200	554,880
Esprit Holdings Ltd. (Bermuda)	67,300	87,169
Express, Inc.*	31,732	576,570
Fred’s, Inc. (Class A Stock)	58,180	889,572
GNC Holdings, Inc. (Class A Stock)	21,100	827,120
Golden Eagle Retail Group Ltd. (Cayman Islands)	111,000	227,349
Hyundai Home Shopping Network Corp. (South Korea)	6,895	674,766
Intime Department Store Group Co Ltd. (Cayman Islands)	272,500	269,454
Kohl’s Corp.(a)	25,530	1,161,360
K’s Holdings Corp. (Japan)	15,300	447,215
Lowe’s Cos., Inc.	357,665	10,171,993
Lululemon Athletica, Inc.*(a)	15,434	920,329
Maoye International Holdings Ltd. (Cayman Islands)	2,376,000	436,955
MSC Industrial Direct Co., Inc. (Class A Stock)	41,310	2,707,870
New World Department Store China Ltd. (Cayman Islands)	618,000	333,968
PVH Corp.	10,390	808,238
Stage Stores, Inc.	66,290	1,214,433
Starbucks Corp.	22,136	1,180,292
Target Corp.(a)	87,643	5,099,946
TJX Cos., Inc. (The)	24,358	1,045,689

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail (continued)
Urban Outfitters, Inc.*(a)	77,720	$2,144,295
Walgreen Co.	37,800	1,118,124
Wal-Mart Stores, Inc.	21,261	1,482,317

		46,038,536

Savings & Loan — 0.3%
First Niagara Financial Group, Inc.	141,850	1,085,152
Northwest Bancshares, Inc.	84,900	994,179

		2,079,331

Semiconductors — 2.3%
Altera Corp.	30,123	1,019,362
Analog Devices, Inc.(a)	101,667	3,829,796
Broadcom Corp. (Class A Stock)*	13,595	459,511
Cypress Semiconductor Corp.*	40,295	532,700
Emulex Corp.*	17,239	124,121
Intel Corp.	129,840	3,460,236
Maxim Integrated Products, Inc	84,770	2,173,503
QLogic Corp.*	69,739	954,727
Skyworks Solutions, Inc.*	44,155	1,208,522
Wolfson Microelectronics PLC (United Kingdom)*	95,348	294,178
Xilinx, Inc.	109,495	3,675,747

		17,732,403

Software — 3.7%
Activision Blizzard, Inc.(a)	161,910	1,941,301
Adobe Systems, Inc.*	20,655	668,602
ANSYS, Inc.*	12,495	788,559
BMC Software, Inc.*	20,029	854,838
Changyou.com Ltd. (Cayman Islands), ADR*	13,900	293,429
Check Point Software Technologies Ltd. (Israel)*(a)	18,210	903,034
Concur Technologies, Inc.*	13,605	926,500
Electronic Arts, Inc.*	70,100	865,735
Fiserv, Inc.*(a)	22,130	1,598,229
Imperva, Inc.*	10,640	306,645
Konami Corp. (Japan)	16,800	380,668
Microsoft Corp.	283,380	8,668,594
Oracle Corp.	304,788	9,052,204
salesforce.com, Inc.*(a)	8,110	1,121,289
VeriFone Systems, Inc.*(a)	10,500	347,445

		28,717,072

Telecommunications — 3.4%
Amdocs Ltd. (Guernsey Channel Islands)*	22,100	656,812
AT&T, Inc.	79,305	2,828,016
Cisco Systems, Inc.	633,855	10,883,290
Comverse Technology, Inc.*	335,500	1,952,610
Juniper Networks, Inc.*	59,430	969,303
QUALCOMM, Inc.	30,777	1,713,663
SK Telecom Co. Ltd. (South Korea)	4,536	496,393
Softbank Corp. (Japan)	53,140	1,978,066
Tele2 AB (Sweden) (Class B Stock)	81,827	1,267,860
Telenor ASA (Norway)	92,167	1,540,875
Verizon Communications, Inc.(a)	15,000	666,600
Vodafone Group PLC (United Kingdom), ADR	43,003	1,211,825

‘		26,165,313

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Textiles — 0.2%
Cia Hering (Brazil)	20,095	$381,690
G&K Services, Inc. (Class A Stock)	29,370	916,050

		1,297,740

Transportation — 1.6%
Atlas Air Worldwide Holdings, Inc.*	9,900	430,749
Bristow Group, Inc.	11,640	473,399
C.H. Robinson Worldwide, Inc.(a)	10,500	614,565
Canadian National Railway Co. (Canada)	14,900	1,260,082
Expeditors International of Washington, Inc.	14,690	569,237
FedEx Corp.	8,285	758,989
GATX Corp.	27,600	1,062,600
Genesee & Wyoming, Inc. (Class A Stock)*	17,920	946,893
Kirby Corp.*	19,430	914,764
United Parcel Service, Inc. (Class B Stock)	62,409	4,915,333

		11,946,611

TOTAL COMMON STOCKS (cost $617,789,171)		622,531,551

EXCHANGE TRADED FUNDS — 7.4%
iShares MSCI EAFE Index Fund	509,625	25,460,865
iShares Russell 3000 Growth Index Fund	24,380	1,256,058
SPDR S&P 500 ETF Trust(a)	222,640	30,339,153

TOTAL EXCHANGE TRADED FUNDS (cost $55,590,394)		57,056,076

PREFERRED STOCK
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom), (PRFC C)*(g) (cost $5,681)	3,517,716	5,509

	Units
RIGHTS*
Oil & Gas
Repsol YPF SA (Spain), expiring 07/06/12 (cost $36,495)	52,351	36,703

TOTAL LONG-TERM INVESTMENTS (cost $673,421,741)		679,629,839

	Shares
SHORT-TERM INVESTMENTS — 27.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 20.7%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $158,886,435; includes $94,405,403 of cash collateral for securities on loan)(b)(w)(Note 4)	158,886,435	158,886,435

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED* — 6.5%
Put Options
Apple, Inc.,expiring 08/08/12, Strike Price $560.00	Morgan Stanley	$31	$47,616
S&P 500 Index,expiring 06/22/13, Strike Price $1,275.00		5,400	50,220,000

TOTAL OPTIONS PURCHASED (cost $50,405,806)			50,267,616

TOTAL SHORT-TERM INVESTMENTS (cost $209,292,241)			209,154,051

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 115.6% (cost $882,713,982)			888,783,890

OPTIONS WRITTEN* — (3.5)%
Call Options — (0.8)%
S&P 500 Index,expiring 06/22/13, Strike Price $1,550.00		2,700	(5,899,500)

Put Options — (2.7)%
S&P 500 Index,expiring 06/22/13, Strike Price $1,150.00		3,700	(20,516,500)

TOTAL OPTIONS WRITTEN
(premiums received $34,639,643)			(26,416,000)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 112.1% (cost $848,074,339)			862,367,890
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.1)%			(93,295,278)

NET ASSETS — 100.0%			$769,072,612

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PRFC	Preference Shares
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $94,371,451; cash collateral of $94,405,403
(included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$542,006,391	$80,525,138	$22
Exchange Traded Funds	57,056,076	—	—
Preferred Stock	—	5,509	—
Rights	36,703	—	—
Affiliated Money Market Mutual Fund	158,886,435	—	—
Options Purchased	50,267,616	—	—
Options Written	(26,416,000)	—	—

Total	$781,837,221	$80,530,647	$22

Fair Value of Level 2 investments at 12/31/11 was $0. $47,285,029 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (12.3% representsinvestments purchased with collateral from securities onloan)	20.7%
Exchange Traded Funds	7.4
Put Options	6.5
Oil & Gas	6.2
Banks	6.0
Retail	6.0
Pharmaceuticals	3.8
Software	3.7
Computers	3.6
Telecommunications	3.4
Miscellaneous Manufacturing	3.4
Internet	3.3
Insurance	3.2
Healthcare Products	2.8
Commercial Services	2.6
Semiconductors	2.3
Aerospace & Defense	2.3
Beverages	1.9
Media	1.8
Food	1.8
Biotechnology	1.8
Chemicals	1.6
Transportation	1.6
Diversified Financial Services	1.5
Entertainment & Leisure	1.3
Engineering & Construction	1.1
Gas	1.0
Advertising	0.9
Healthcare Services	0.9

Building Materials	0.9%
Home Builders	0.8
Agriculture	0.8
Automobile Manufacturers	0.7
Electronics	0.7
Oil & Gas Services	0.6
Electric	0.6
Metals & Mining	0.6
Diversified Machinery	0.6
Auto Parts & Equipment	0.5
Electronic Components & Equipment	0.5
Apparel	0.4
Forest Products & Paper	0.4
Containers & Packaging	0.3
Hand/Machine Tools	0.3
Machinery – Construction & Mining	0.3
Real Estate Investment Trusts	0.3
Savings & Loan	0.3
Household Products/Wares	0.2
Investment Companies	0.2
Holding Companies – Diversified	0.2
Textiles	0.2
Coal	0.2
Real Estate	0.1
Distribution/Wholesale	0.1
Office Equipment & Supplies	0.1
Hotels, Restaurants & Leisure	0.1
Home Furnishings	0.1
Cosmetics/Personal Care	0.1

115.6
Options Written	(3.5)
Liabilities in excess of other assets	(12.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$50,304,319	Written options outstanding, at Value	$26,416,000

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Written Options	Total
Equity contracts	$(27,021,954)	$16,509,494	$(10,512,460)

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Written Options	Total
Equity contracts	$208	$(1,137,391)	$6,177,244	$5,040,061

For the six months ended June 30, 2012, the Portfolio’s average cost for purchased options was $42,776,149 and the average premium received for written options was $28,617,562.

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $94,371,451:
Unaffiliated investments (cost $723,827,547)	$729,897,455
Affiliated investments (cost $158,886,435)	158,886,435
Foreign currency, at value (cost $9,968)	9,944
Receivable for investments sold	4,373,059
Receivable for fund share sold	2,612,206
Dividends receivable	960,438
Tax reclaim receivable	158,961
Prepaid expenses	466

Total Assets	896,898,964

LIABILITIES:
Payable to broker for collateral for securities on loan	94,405,403
Written options outstanding, at value (premiums received $34,639,643)	26,416,000
Payable for investments purchased	6,510,337
Advisory fees payable	308,865
Accrued expenses and other liabilities	165,706
Payable for fund share repurchased	7,788
Shareholder servicing fees payable	6,910
Foreign withheld taxes payable	2,573
Foreign capital gains tax liability accrued	1,871
Affiliated transfer agent fee payable	492
Deferred trustees’ fees	407

Total Liabilities	127,826,352

NET ASSETS	$769,072,612

Net assets were comprised of:
Paid-in capital	$801,894,022
Retained earnings	(32,821,410)

Net assets, June 30, 2012	$769,072,612

Net asset value and redemption price per share, $769,072,612 / 81,110,825 outstanding shares of beneficial interest	$9.48

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $200,872 foreign withholding tax)	$7,623,439
Affiliated income from securities lending, net	121,644
Affiliated dividend income	48,004

7,793,087

EXPENSES
Advisory fees	3,481,005
Shareholder servicing fees and expenses	348,101
Custodian and accounting fees	145,000
Audit fee	12,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Shareholders’ reports	4,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement.	2,000
Miscellaneous	12,322

Total expenses	4,023,428
Less: shareholder servicing fee waiver	(49,731)

Net expenses	3,973,697

NET INVESTMENT INCOME	3,819,390

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(31,487,248)
Options written transactions	16,509,494
Foreign currency transactions	(56,609)

(15,034,363)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gainstaxes $(1,869))	33,965,017
Options written	6,177,244
Foreign currencies	(1,076)

40,141,185

NET GAIN ON INVESTMENTS	25,106,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,926,212

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,819,390	$2,119,077
Net realized gain (loss) on investment and foreign currency transactions	(15,034,363)	67,372,143
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	40,141,185	(97,263,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,926,212	(27,772,078)

DISTRIBUTIONS	(2,127,143)	(1,496,435)

FUND SHARE TRANSACTIONS:
Fund share sold [26,450,055 and 32,523,519 shares, respectively]	252,906,502	298,271,708
Fund share issued in reinvestment of distributions [228,971 and 158,857 shares, respectively]	2,127,143	1,496,435
Fund share repurchased [6,461,551 and 23,432,174 shares, respectively].	(60,436,186)	(205,304,349)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	194,597,459	94,463,794

TOTAL INCREASE IN NET ASSETS	221,396,528	65,195,281
NET ASSETS:
Beginning of period	547,676,084	482,480,803

End of period	$769,072,612	$547,676,084

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

(Unaudited)

1.    General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended,(“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 2012 consisted of 66 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 28 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”):    High total return consistent with a moderate level of risk.

AST BlackRock Value Portfolio (“BlackRock Value”):    Maximum growth of capital by investing primarily in the value stocks of larger companies.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”):    Maximize total return through investment in real estate securities.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”):    Capital growth.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”):    Long-term growth of capital.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”):    Long-term growth of capital.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”):    Long-term growth of capital.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”):    Long-term capital appreciation.

AST High Yield Portfolio (“High Yield”):    Maximum total return, consistent with preservation of capital and prudent investment management.

AST International Growth Portfolio (“International Growth”):    Long-term growth of capital.

AST International Value Portfolio (“International Value”):    Capital growth.

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”):    Capital growth.

AST Large-Cap Value Portfolio (“Large-Cap Value”):    Current income and long-term growth of income, as well as capital appreciation.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”):    Capital growth.

AST MFS Global Equity Portfolio (“MFS Global Equity”):    Capital growth.

AST MFS Growth Portfolio (“MFS Growth”):    Long-term growth of capital and future, rather than current, income.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”):    Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”):    Capital growth.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”):    Capital growth.

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AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”):    Total return.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”):    Long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”):    Long-term capital growth.

AST Small-Cap Value Portfolio (“Small-Cap Value”):    Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.

AST T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”):    Provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”):    High current income and capital growth by investing primarily in high-quality, foreign and U.S. dollar-denominated bonds.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”):    Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”):    Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”):    To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

2.    Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuations:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an assetor paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolios’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following each Portfolio’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the official NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information

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such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

B3

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

B4

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few Portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios of the Trust may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and

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the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swap:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that

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the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of June 30, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified

B7

cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At June 30, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

BlackRock Investment Management, LLC for BlackRock Global Strategies and BlackRock Value;

Bradford & Marzec LLC for a portion of New Discovery Asset Allocation;

Brown Advisory, LLC for a portion of New Discovery Asset Allocation;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Clear Bridge Advisors LLC for a portion of Small-Cap Value;

C.S. McKee, LP for a portion of New Discovery Asset Allocation;

Eagle Asset Management, Inc. for Small-Cap Growth;

EARNEST Partners LLC for a portion of Mid-Cap Value and a portion of New Discovery Asset Allocation;

Eaton Vance Management for a portion of Large-Cap Value;

Emerald Mutual Fund Advisers Trust for a portion of Small-Cap Growth;

Epoch Investment Partners, Inc. for a portion of New Discovery Asset Allocation;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Large-Cap Value, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

Jennison Associates for a portion of International Growth;

J.P. Morgan Investment Management, Inc. for J.P. Morgan International Equity and a portion of Small-Cap Value and High Yield;

B8

Lee Munder Capital Group, LLC for a portion of Small-Cap Value;

LSV Asset Management for a portion of International Value and a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management LLC for a portion of International Growth and Marsico Capital Growth;

Massachusetts Financial Services Company (“MFS”) for MFS Growth and MFS Global Equity;

Neuberger Berman Management, Inc. for a portion Neuberger Berman/LSV Mid-Cap Value and Neuberger Berman Mid-Cap Growth;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

Prudential Investment Management, Inc. (“PIM”) for a portion of High Yield;

Security Investors, LLC for a portion of New Discovery Asset Allocation;

Thompson, Siegel & Walmsley LLC for a portion of New Discovery Asset Allocation;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Equity Income, T. Rowe Price Large-Cap Growth and T. Rowe Price Natural Resources;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

WEDGE Capital Management, LLP for a of portion Mid-Cap Value;

Wellington Management Company, LLP for Wellington Management Hedged Equity;

William Blair & Company LLC for a portion of International Growth.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
BlackRock Global Strategies	1.00%	0.98%	N/A
BlackRock Value	0.85%	0.85%	N/A
Cohen & Steers Realty	1.00%	1.00%	N/A
Federated Aggressive Growth	0.95%	0.95%	1.11%
Goldman Sachs Concentrated Growth	0.90%	0.90%	N/A
Goldman Sachs Large-Cap Value	0.75%	0.75%	N/A
Goldman Sachs Mid-Cap Growth	1.00%	1.00%	N/A
Goldman Sachs Small-Cap Value	0.95%	0.95%	N/A
High Yield	0.75%	0.75%	0.80%*
International Growth	1.00%	0.88%	N/A*
International Value	1.00%	1.00%	N/A
J.P. Morgan International Equity	1.00% first $75 million; 0.85% in excess of $75 million	0.88%	N/A
Large-Cap Value	0.75%	0.75%	0.74%*
Marsico Capital Growth	0.90%	0.90%	N/A
MFS Global Equity	1.00%	1.00%	N/A
MFS Growth.	0.90%	0.78%	0.80%*
Mid-Cap Value	0.95%	0.95%	N/A
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A

B9

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A
New Discovery Asset Allocation	0.85% first $4 billion; 0.83% in excess of $4 billion	0.85%	N/A**
Parametric Emerging Markets Equity	1.10%	1.10%	N/A
Small-Cap Growth	0.90%	0.90%	N/A
Small-Cap Value	0.90%	0.90%	N/A
T. Rowe Price Equity Income	0.75%	0.75%	N/A*
T. Rowe Price Global Bond.	0.80%	0.75%	N/A*
T. Rowe Price Large-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.87%	N/A
T. Rowe Price Natural Resources	0.90%	0.90%	N/A
Wellington Management Hedged Equity	1.00%	1.00%	N/A
* Expense limitation is noted in the table below:

	January 1, 2012 – June 30, 2012 Expense Limitation	Effective July 1, 2012 Expense Limitation
High Yield	N/A	0.80%
International Growth	1.00%	N/A
Large-Cap Value	0.79%	0.74%
MFS Growth	0.88%	0.80%
T. Rowe Price Equity Income	0.87%	N/A
T. Rowe Price Global Bond	0.93%	N/A
** Contractual expense limitation of 1.08% through June 30, 2013.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the six months ended June 30, 2012, PIM was compensated as follows for these services by the Portfolios:

B10

Portfolio	PIM
BlackRock Global Strategies	$33,711
BlackRock Value	94,521
Cohen & Steers Realty	27,722
Federated Aggressive Growth	306,160
Goldman Sachs Concentrated Growth	12,727
Goldman Sachs Large-Cap Value	13,602
Goldman Sachs Mid-Cap Growth	98,376
Goldman Sachs Small-Cap Value	41,386
High Yield	162,094
International Growth	63,512
International Value	3,790
J.P. Morgan International Equity	1,146
Large-Cap Value	30,887
Marsico Capital Growth	105,542
MFS Global Equity	4,113
MFS Growth	32,481
Mid-Cap Value	100,168
Neuberger Berman Mid-Cap Growth	57,146
Neuberger Berman/LSV Mid-Cap Value	43,991
New Discovery Asset Allocation	1,373
Parametric Emerging Markets Equity	48,499
Small-Cap Growth	112,505
Small-Cap Value	70,205
T. Rowe Price Equity Income	56,631
T. Rowe Price Global Bond	1,428
T. Rowe Price Large-Cap Growth.	469,358
T. Rowe Price Natural Resources	96,061
Wellington Management Hedged Equity	36,607

During the six months ended June 30, 2012 and the year ended December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. This amount is presented in the Statement of Changes in Net Assets. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Cohen & Steers Realty	$—	$373,605
Goldman Sachs Small-Cap Value	—	377,705
International Growth	2,857,562	217,903
International Value	621,794	—
J.P. Morgan International Equity	1,330,690	—
Large-Cap Value	—	278,693
MFS Global Equity	—	26,202
Mid-Cap Value	—	2,523
Neuberger Berman Mid-Cap Growth	—	208,652
Neuberger Berman/LSV Mid-Cap Value	—	512,196
Small-Cap Growth	473,765	—
Small-Cap Value	—	596,705
T. Rowe Price Equity Income	—	74,431

5.    Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
BlackRock Global Strategies	$3,088,980,166	$2,880,603,691

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	Cost of Purchases	Proceeds from Sales
BlackRock Value	1,159,769,465	1,090,002,697
Cohen & Steers Realty	371,268,088	380,500,987
Federated Aggressive Growth	343,305,406	336,725,876
Goldman Sachs Concentrated Growth	361,834,754	382,829,907
Goldman Sachs Large-Cap Value	1,122,379,968	1,134,163,354
Goldman Sachs Mid-Cap Growth	267,541,352	236,990,475
Goldman Sachs Small-Cap Value	361,735,419	260,634,902
High Yield	572,428,496	468,023,365
International Growth	2,112,136,388	2,315,481,014
International Value	560,952,093	359,377,717
J.P. Morgan International Equity	64,342,227	40,715,502
Large-Cap Value	731,443,258	1,954,847,473
Marsico Capital Growth	808,423,336	961,708,470
MFS Global Equity	90,768,787	51,071,100
MFS Growth	501,161,826	538,634,969
Mid-Cap Value	260,265,793	83,228,597
Neuberger Berman Mid-Cap Growth	210,391,094	193,856,487
Neuberger Berman/LSV Mid-Cap Value	91,761,937	86,252,449
New Discovery Asset Allocation	293,011,862	360,369,357
Parametric Emerging Markets Equity	373,205,592	159,464,649
Small-Cap Growth	539,753,349	487,826,955
Small-Cap Value	347,563,124	220,834,769
T. Rowe Price Equity Income	1,775,558,985	335,842,769
T. Rowe Price Global Bond	156,464,250	113,187,736
T. Rowe Price Large-Cap Growth	873,021,579	882,285,924
T. Rowe Price Natural Resources	327,817,805	239,582,231
Wellington Management Hedged Equity	323,336,688	187,086,640

Written options transactions, during the six months ended June 30, 2012, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	3,980,000	$16,573,399
Written options	7,370,000	36,570,710
Expired options	—	—
Closed options	(4,950,000)	(18,504,466)

Balance at end of period	6,400,000	$34,639,643

6.    Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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7.    Line of Credit

The Portfolios, along with other affiliated registered investment companies, were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Portfolios pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at June 30, 2012
BlackRock Global Strategies	$2,519,500	1.53%	8	—
BlackRock Value	14,949,467	1.49%	45	$3,571,000
Cohen & Steers Realty	4,212,308	1.49%	13	—
Federated Aggressive Growth	6,222,000	1.49%	12	—
Goldman Sachs Concentrated Growth	7,383,364	1.49%	11	—
Goldman Sachs Large-Cap Value	11,680,867	1.49%	15	—
Goldman Sachs Mid-Cap Growth	4,120,769	1.49%	13	—
Goldman Sachs Small-Cap Value	1,816,000	1.49%	5	—
High Yield	4,748,000	1.49%	1	—
International Growth	10,611,435	1.49%	23	—
International Value	17,819,615	1.49%	52	—
J.P. Morgan International Equity	5,225,278	1.49%	18	—
Large-Cap Value	11,423,471	1.49%	17	—
Marsico Capital Growth	11,859,500	1.49%	10	—
MFS Global Equity	4,082,368	1.49%	19	—
MFS Growth	6,115,000	1.49%	1	—
Mid-Cap Value	2,697,000	1.49%	13	—
Neuberger Berman Mid-Cap Growth	9,686,133	1.49%	15	—
Neuberger Berman/LSV Mid-Cap Value	3,609,250	1.49%	16	—
Parametric Emerging Markets Equity	17,973,788	1.49%	33	—
Small-Cap Growth	4,860,867	1.49%	30	—
Small-Cap Value	4,533,625	1.49%	24	—
T. Rowe Price Large-Cap Growth	12,302,500	1.49%	10	—
T. Rowe Price Natural Resources	7,748,500	1.49%	12	—

8.    Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.    Ownership

As of June 30, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.    Reorganization

On September 28, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the PSF SP Growth Asset Allocation Portfolio for shares of the AST BlackRock Global Strategies Portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on February 25, 2011 and the reorganization took place on April 29, 2011.

The AST BlackRock Global Strategies Portfolio, which commenced operations on the date of the reorganization, has a substantially similar investment objective to the PSF SP Growth Asset Allocation Portfolio, but it is actively managed.

B13

The acquisition was accomplished by a tax-free exchange of the following shares on April 29, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
PSF SP Growth Asset Allocation Portfolio	87,459,203	AST BlackRock Global Strategies Portfolio	83,523,539	$835,666,098

For financial reporting purposes, assets received and shares issued by AST BlackRock Global Strategies Portfolio were recorded at fair value. The investments of PSF SP Growth Asset Allocation Portfolio were sold as of the date of the reorganization and the AST BlackRock Global Strategies Portfolio received cash.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
PSF SP Growth Asset Allocation Portfolio	$835,666,098	$—	AST BlackRock Global Strategies Portfolio	$1,000

On September 28, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on February 25, 2011 and the reorganization took place on April 29, 2011.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on April 29, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Neuberger Berman Small-Cap Growth Portfolio	17,861,613	AST Federated Aggressive Growth Portfolio	18,272,020	$182,989,144

For financial reporting purposes, assets received and shares issued by AST Federated Aggressive Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from AST Neuberger Berman Small-Cap Growth Portfolio was carried forward to reflect the tax-free status of the acquisition. The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
AST Neuberger Berman Small-Cap Growth Portfolio	$182,989,144	$34,621,502	AST Federated Aggressive Growth Portfolio	$749,303,451

Assuming the acquisition had been completed on January 1, 2011, AST Federated Aggressive Growth Portfolio’s results of operations for the year ended December 31, 2011 were as follows:

Net investment loss	$(2,926,832	)(a)
Net realized and unrealized gain (loss) on investments	(104,027,829	)(b)

	$(106,954,661)

(a)	$(2,496,085), as reported in Statement of Operations, plus $(468,747) Net Investment Loss from AST Neuberger Berman Small-Cap Growth Portfolio pre-merger, plus approximately $38,000 of pro forma eliminated expenses from AST Neuberger Berman Small-Cap Growth Portfolio.
(b)	$(123,938,499) as reported in the Statement of Operations, plus $19,910,670 Net Realized and Unrealized Gain (loss) on Investments from AST Neuberger Berman Small-Cap Growth Portfolio.

B14

Because both AST Neuberger Berman Small-Cap Growth Portfolio and AST Federated Aggressive Growth Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST Neuberger Berman Small-Cap Growth Portfolio that have been included in AST Federated Aggressive Growth Portfolio’s Statement of Operations since April 29, 2011.

On September 27, 2011, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on March 15, 2012 and the reorganization took place on May 4, 2012.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on May 4, 2012:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST American Centtury Income & Growth Portfolio	26,198,348	AST New Discovery Asset Allocation Portfolio	37,338,425	$373,354,376

For financial reporting purposes, assets received and shares issued by AST New Discovery Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from AST American Century Income & Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
AST American Century Income & Growth Portfolio	$373,354,376	$32,399,097	AST New Discovery Asset Allocation Portfolio	$924,626

Assuming the acquisition had been completed on January 1, 2012, AST New Discovery Asset Allocation Portfolio’s results of operations for the six months ended June 30, 2012 were as follows:

Net investment income	$2,553,440	(a)
Net realized and unrealized gain (loss) on investments	15,121,560	(b)

	$17,675,500

(a)	$775,662, as reported in Statement of Operations, plus $1,777,778 Net Investment Loss from AST American Century Income & Growth Portfolio pre-merger.
(b)	$(11,115,953) as reported in the Statement of Operations, plus $26,237,513 Net Realized and Unrealized Gain (loss) on Investments from AST American Century Income & Growth Portfolio.

Because both AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST American Century Income & Growth Portfolio that have been included in AST New Discovery Asset Allocation Portfolio’s Statement of Operations since May 4, 2012.

11.    New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within

B15

those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

B16

Financial Highlights

(Unaudited)

	AST BlackRock Global Strategies Portfolio
	Six Months Ended June 30, 2012(d)		April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.27		$10.00

Income (Loss) From Investment Operations:
Net investment income	.07		.06
Net realized and unrealized gain (loss) on investments	.44		(.79)

Total from investment operations	.51		(.73)

Less Distributions:	(.05)		—

Net Asset Value, end of period	$9.73		$9.27

Total Return(a)	5.50%		(7.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,450.3		$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08	%(e)	1.08	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.13	%(e)	1.15	%(e)
Net investment income	1.35	%(e)	1.10	%(e)
Portfolio turnover rate(f)	319	%(g)	314	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST BlackRock Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.51		$8.61	$7.78	$6.64	$12.56	$13.56

Income (Loss) From Investment Operations:
Net investment income.	.06		.10	.09	.07	.12	.25
Net realized and unrealized gain (loss) on investments	.37		(.14)	.86	1.13	(4.22)	(.09)

Total from investment operations.	.43		(.04)	.95	1.20	(4.10)	.16

Less Distributions:	(.11)		(.06)	(.12)	(.06)	(1.82)	(1.16)

Net Asset Value, end of period	$8.83		$8.51	$8.61	$7.78	$6.64	$12.56

Total Return(a)	5.07%		(.49)%	12.44%	18.26%	(37.30)%	1.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,822.7		$1,694.2	$1,537.6	$1,210.3	$577.9	$309.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94	%(c)	.95%	.96%	.97%	.99%	.96%
Expenses Before Waivers and/or Expense Reimbursement.	.97	%(c)	.97%	.97%	.98%	.99%	.96%
Net investment income	1.21	%(c)	1.22%	1.11%	1.82%	2.15%	1.52%
Portfolio turnover rate	55	%(d)	124%	208%	143%	254%	218%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Annualized.

(d)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C248

Financial Highlights

(Unaudited)

	AST Cohen & Steers Realty Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.46		$6.10	$4.82	$3.77	$12.12	$20.86

Income (Loss) From Investment Operations:
Net investment income.	.02		.09	.05	.07	.17	.49
Net realized and unrealized gain (loss) on investments	.83		.31	1.32	1.09	(1.83)	(4.61)

Total from investment operations.	.85		.40	1.37	1.16	(1.66)	(4.12)

Less Distributions:	(.11)		(.04)	(.09)	(.11)	(6.69)	(4.62)

Capital Contributions (Note 4):	—		— (d)	—	—	—	—

Net Asset Value, end of period	$7.20		$6.46	$6.10	$4.82	$3.77	$12.12

Total Return(a)	13.15%		6.59%	28.69%	31.93%	(35.05)%	(19.90)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$568.3		$531.6	$549.6	$386.7	$223.8	$271.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12	%(e)	1.13%	1.14%	1.08%	1.06%	1.12%
Expenses Before Waivers and/or Expense Reimbursement.	1.13	%(e)	1.14%	1.14%	1.16%	1.16%	1.12%
Net investment income	.31	%(e)	1.39%	.95%	2.65%	2.62%	2.46%
Portfolio turnover rate.	65	%(f)	119%	111%	113%	142%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Federated Aggressive Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.02		$9.26	$6.99	$5.28	$11.55	$11.49

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)		(.03)	.04	— (d)	.01	(.01)
Net realized and unrealized gain (loss) on investments	1.25		(1.18)	2.23	1.72	(4.40)	1.28

Total from investment operations	1.24		(1.21)	2.27	1.72	(4.39)	1.27

Less Distributions:.	—		(.03)	— (d)	(.01)	(1.88)	(1.21)

Net Asset Value, end of period	$9.26		$8.02	$9.26	$6.99	$5.28	$11.55

Total Return(a)	15.46%		(13.11)%	32.54%	32.66%	(44.04)%	11.12%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$602.8		$521.1	$648.1	$415.5	$213.5	$743.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10	%(e)	1.11%	1.11%	1.14%	1.14%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.12	%(e)	1.12%	1.12%	1.14%	1.14%	1.06%
Net investment income (loss)	(.26	)%(e)	(.38)%	.51%	.08%	.12%	(.07)%
Portfolio turnover rate	53	%(f)	85%	73%	94%	109%	115%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C249

Financial Highlights

(Unaudited)

	AST Goldman Sachs Concentrated Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$26.24		$27.36	$24.83	$16.62	$27.86	$24.44

Income (Loss) From Investment Operations:
Net investment income (loss)	.04		.06	.05	.07	(.02)	.03
Net realized and unrealized gain (loss) on investments.	2.81		(1.14)	2.50	8.14	(11.18)	3.39

Total from investment operations	2.85		(1.08)	2.55	8.21	(11.20)	3.42

Less Distributions:	(.08)		(.04)	(.02)	—	(.04)	—

Net Asset Value, end of period	$29.01		$26.24	$27.36	$24.83	$16.62	$27.86

Total Return(a)	10.86%		(3.96)%	10.29%	49.40%	(40.27)%	13.99%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$986.4		$924.2	$1,949.0	$424.3	$260.5	$590.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01	%(d)	1.00%	1.01%	1.05%	.93%	.86%
Expenses Before Waivers and/or Expense Reimbursement	1.03	%(d)	1.02%	1.02%	1.05%	1.02%	1.00%
Net investment income (loss)	.27	%(d)	.14%	.21%	.35%	(.07)%	.11%
Portfolio turnover rate	35	%(e)	65%	37%	65%	53%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST Goldman Sachs Large-Cap Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$14.91		$15.93	$14.35	$12.44	$23.62	$23.50

Income (Loss) From Investment Operations:
Net investment income	.08		.20	.14	.17	.27	.31
Net realized and unrealized gain (loss) on investments	1.23		(1.07)	1.67	2.16	(9.11)	.86

Total from investment operations	1.31		(.87)	1.81	2.33	(8.84)	1.17

Less Distributions:	(.20)		(.15)	(.23)	(.42)	(2.34)	(1.05)

Net Asset Value, end of period	$16.02		$14.91	$15.93	$14.35	$12.44	$23.62

Total Return(a)	8.80%		(5.52)%	12.89%	19.19%	(40.69)%	4.99%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,267.5		$1,185.3	$894.8	$874.1	$1,092.3	$3,480.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85	%(d)	.86%	.87%	.88%	.85%	.83%
Expenses Before Waivers and/or Expense Reimbursement	.87	%(d)	.87%	.88%	.88%	.85%	.83%
Net investment income	.91	%(d)	1.38%	.99%	1.33%	1.44%	1.28%
Portfolio turnover rate	85	%(e)	188%	71%	143%	188%	82%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C250

Financial Highlights

(Unaudited)

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010(c)	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.01		$5.44	$4.54	$2.89	$5.86	$4.91

Income (Loss) From Investment Operations:
Net investment loss.	(.01)		(.01)	(.02)	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	.58		(.14)	.92	1.67	(1.94)	.98

Total from investment operations	.57		(.15)	.90	1.65	(1.98)	.95

Less Distributions:	(.68)		(.28)	—	—	(.99)	—

Net Asset Value, end of period	$4.90		$5.01	$5.44	$4.54	$2.89	$5.86

Total Return(a)	11.64%		(2.98)%	19.82%	57.09%	(40.79)%	19.35%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$487.8		$411.8	$659.7	$439.8	$107.7	$324.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	1.13	%(d)	1.13%	1.14%	1.18%	1.16%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.14	%(d)	1.13%	1.14%	1.18%	1.16%	1.12%
Net investment loss	(.31	)%(d)	(.25)%	(.48)%	(.48)%	(.15)%	(.38)%
Portfolio turnover rate	47	%(e)	85%	73%	71%	96%	81%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST Goldman Sachs Small-Cap Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.53		$10.44	$8.28	$6.62	$11.72	$18.18

Income (Loss) From Investment Operations:
Net investment income	.05		.05	.07	.07	.12	.17
Net realized and unrealized gain (loss) on investments	.61		.08	2.14	1.69	(2.47)	(1.18)

Total from investment operations	.66		.13	2.21	1.76	(2.35)	(1.01)

Less Distributions:	(.06)		(.05)	(.05)	(.10)	(2.75)	(5.45)

Capital Contributions (Note 4):.	—		.01	—	—	—	—

Net Asset Value, end of period	$11.13		$10.53	$10.44	$8.28	$6.62	$11.72

Total Return(a)	6.33%		1.30%	26.77%	26.85%	(26.64)%	(5.12)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$481.9		$357.1	$272.8	$142.9	$85.4	$149.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08	%(d)	1.10%	1.13%	1.19%	1.15%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.09	%(d)	1.10%	1.13%	1.19%	1.15%	1.08%
Net investment income	1.12	%(d)	.69%	.98%	.94%	1.09%	.88%
Portfolio turnover rate	56	%(e)	105%	78%	57%	67%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C251

Financial Highlights

(Unaudited)

	AST High Yield Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.21		$7.43	$6.86	$5.30	$7.75	$8.41

Income (Loss) From Investment Operations:
Net investment income	.24		.52	.47	.48	.40	.59
Net realized and unrealized gain (loss) on investments	.20		(.28)	.43	1.35	(2.22)	(.39)

Total from investment operations	.44		.24	.90	1.83	(1.82)	.20

Less Distributions:	(.50)		(.46)	(.33)	(.27)	(.63)	(.86)

Net Asset Value, end of period	$7.15		$7.21	$7.43	$6.86	$5.30	$7.75

Total Return(a)	6.29%		3.17%	13.67%	35.35%	(25.54)%	2.48%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,454.3		$1,337.7	$1,384.5	$897.8	$331.3	$413.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85	%(d)	.86%	.87%	.89%	.88%	.87%
Expenses Before Waivers and/or Expense Reimbursement	.88	%(d)	.88%	.88%	.91%	.91%	.87%
Net investment income	6.44	%(d)	6.71%	6.63%	7.98%	7.60%	6.94%
Portfolio turnover rate	34	%(e)	93%	116%	76%	204%	125%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST International Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.98		$11.53	$10.11	$7.61	$18.26	$16.55

Income (Loss) From Investment Operations:
Net investment income	.12		.11	.08	.05	.19	.18
Net realized and unrealized gain (loss) on investments.	.43		(1.59)	1.38	2.61	(8.15)	2.95

Total from investment operations	.55		(1.48)	1.46	2.66	(7.96)	3.13

Less Distributions:	(.13)		(.07)	(.04)	(.16)	(2.69)	(1.42)

Capital Contributions (Note 4):	.01		— (d)	—	—	—	—

Net Asset Value, end of period	$10.41		$9.98	$11.53	$10.11	$7.61	$18.26

Total Return(a)	5.65%		(12.92)%	14.50%	35.29%	(50.23)%	19.05%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,108.0		$2,237.2	$2,777.0	$2,138.5	$1,003.9	$2,773.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(e)	1.03%	1.09%	1.12%	1.16%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.15	%(e)	1.15%	1.14%	1.13%	1.16%	1.11%
Net investment income	1.96	%(e)	1.01%	.72%	.57%	1.30%	.97%
Portfolio turnover rate	89	%(f)	151%	147%	80%	102%	85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C252

Financial Highlights

(Unaudited)

	AST International Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011(c)	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.54		$15.68	$14.25	$11.19	$21.99	$18.84

Income (Loss) From Investment Operations:
Net investment income	.27		.36	.20	.17	.47	.30
Net realized and unrealized gain (loss) on investments.	.10		(2.30)	1.35	3.19	(9.47)	3.05

Total from investment operations	.37		(1.94)	1.55	3.36	(9.00)	3.35

Less Distributions:	(.37)		(.20)	(.12)	(.30)	(1.80)	(.20)

Capital Contributions (Note 4):	—	(d)	—	—	—	—	—

Net Asset Value, end of period.	$13.54		$13.54	$15.68	$14.25	$11.19	$21.99

Total Return(a)	2.85%		(12.55)%	11.08%	30.50%	(44.00)%	17.81%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,776.5		$1,648.5	$2,166.1	$1,587.2	$657.5	$1,536.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12	%(e)	1.12%	1.12%	1.13%	1.16%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.15	%(e)	1.15%	1.14%	1.14%	1.16%	1.12%
Net investment income	3.78	%(e)	2.35%	1.60%	1.35%	2.20%	1.70%
Portfolio turnover rate	19	%(f)	40%	28%	40%	50%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST J.P. Morgan International Equity Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010(c)	2009(c)	2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$18.61		$20.73	$19.59	$15.07	$26.28		$24.37

Income (Loss) From Investment Operations:
Net investment income	.36		.35	.29	.27	.59		.39
Net realized and unrealized gain (loss) on investments	.55		(2.22)	1.07	4.98	(11.25)		1.92

Total from investment operations	.91		(1.87)	1.36	5.25	(10.66)		2.31

Less Distributions:.	(.40)		(.25)	(.22)	(.73)	(.55)		(.40)

Capital Contributions (Note 4):	.08		—	—	—	—		—

Net Asset Value, end of period	$19.20		$18.61	$20.73	$19.59	$15.07		$26.28

Total Return(a)	5.44%		(9.15)%	7.17%	35.79%	(41.34)%		9.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$312.1		$278.7	$364.4	$299.9	$168.1		$498.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07	%(d)	1.05%	1.04%	1.04%	1.02	%(e)	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.07	%(d)	1.05%	1.04%	1.08%	1.07	%(e)	1.00%
Net investment income	3.66	%(d)	1.73%	1.52%	1.60%	2.71%		1.50%
Portfolio turnover rate	13	%(f)	43%	18%	9%	18%		16%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Includes loan interest expense of 0.01%.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C253

Financial Highlights

(Unaudited)

	AST Large-Cap Value Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010(c)	2009(c)	2008(c)		2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.60		$13.32	$11.90	$10.26	$18.77		$20.16

Income (Loss) From Investment Operations:
Net investment income	.11		.22	.16	.18	.35		.34
Net realized and unrealized gain (loss) on investments.	.87		(.77)	1.39	1.76	(7.75)		(.94)

Total from investment operations	.98		(.55)	1.55	1.94	(7.40)		(.60)

Less Distributions:	(.47)		(.17)	(.13)	(.30)	(1.11)		(.79)

Capital Contributions (Note 4):	—		— (d)	—	—	—		—

Net Asset Value, end of period	$13.11		$12.60	$13.32	$11.90	$10.26		$18.77

Total Return(a)	7.92%		(4.19)%	13.16%	19.44%	(41.49)%		(2.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,512.1		$2,620.4	$3,863.8	$2,676.3	$1,508.8		$2,137.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79	%(e)	.82%	.84%	.85%	.85	%(f)	.83%
Expenses Before Waivers and/or Expense Reimbursement	.88	%(e)	.87%	.87%	.88%	.85	%(f)	.83%
Net investment income	1.71	%(e)	1.69%	1.34%	1.69%	2.39%		1.78%
Portfolio turnover rate	38	%(g)	71%	38%	104%	125%		78%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Includes loan interest expense and merger cost of 0.01%.

(g)	Not annualized.

	AST Marsico Capital Growth Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011	2010(c)	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.11		$19.34	$16.27	$12.65	$23.47	$20.45

Income (Loss) From Investment Operations:
Net investment income	.03		.08	.05	.10	.09	.07
Net realized and unrealized gain (loss) on investments.	1.56		(.26)	3.14	3.64	(9.99)	2.99

Total from investment operations	1.59		(.18)	3.19	3.74	(9.90)	3.06

Less Distributions:	(.09)		(.05)	(.12)	(.12)	(.92)	(.04)

Net Asset Value, end of period	$20.61		$19.11	$19.34	$16.27	$12.65	$23.47

Total Return(a)	8.33%		(.92)%	19.75%	29.76%	(43.66)%	14.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,492.1		$2,374.0	$2,547.4	$2,887.7	$1,785.1	$5,544.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99	%(d)	.96%	.97%	1.00%	1.00%	.98%
Expenses Before Waivers and/or Expense Reimbursement	1.02	%(d)	1.02%	1.02%	1.02%	1.00%	.98%
Net investment income	.32	%(d)	.40%	.32%	.74%	.48%	.36%
Portfolio turnover rate	31	%(e)	80%	73%	70%	63%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C254

Financial Highlights

(Unaudited)

	AST MFS Global Equity Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.77		$10.13	$9.09	$7.06	$13.81	$14.60

Income (Loss) From Investment Operations:
Net investment income.	.09		.14	.05	.05	.18	.12
Net realized and unrealized gain (loss) on investments	.71		(.45)	1.04	2.14	(3.97)	1.24

Total from investment operations.	.80		(.31)	1.09	2.19	(3.79)	1.36

Less Distributions:	(.13)		(.05)	(.05)	(.16)	(2.96)	(2.15)

Capital Contributions (Note 4):	—		— (d)	—	—	—	—

Net Asset Value, end of period	$10.44		$9.77	$10.13	$9.09	$7.06	$13.81

Total Return(a)	8.25%		(3.13)%	12.05%	31.51%	(33.99)%	9.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$267.8		$214.5	$225.8	$140.9	$76.1	$188.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.19	%(e)	1.20%	1.25%	1.32%	1.26%	1.20	%(f)
Expenses Before Waivers and/or Expense Reimbursement.	1.19	%(e)	1.20%	1.25%	1.32%	1.30%	1.21	%(f)
Net investment income	1.92	%(e)	1.32%	.69%	.87%	1.33%	.77%
Portfolio turnover rate.	20	%(g)	69%	26%	27%	30%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Includes loan interest expense of 0.02% for the year ended December 31, 2007.

(g)	Not annualized.

	AST MFS Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.54		$9.63	$8.55	$6.88	$10.84	$9.42

Income (Loss) From Investment Operations:
Net investment income.	—	(d)	— (d)	.03	.01	.02	.02
Net realized and unrealized gain (loss) on investments	.84		(.06)	1.06	1.67	(3.96)	1.40

Total from investment operations.	.84		(.06)	1.09	1.68	(3.94)	1.42

Less Distributions:	—		(.03)	(.01)	(.01)	(.02)	— (d)

Net Asset Value, end of period	$10.38		$9.54	$9.63	$8.55	$6.88	$10.84

Total Return(a)	8.81%		(.60)%	12.78%	24.49%	(36.39)%	15.11%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,178.0		$1,107.4	$1,797.0	$1,938.4	$575.5	$406.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.88	%(e)	.95%	1.01%	1.02%	1.04%	1.02%
Expenses Before Waivers and/or Expense Reimbursement.	1.02	%(e)	1.03%	1.02%	1.03%	1.04%	1.02%
Net investment income (loss)	.02	%(e)	(.05)%	.26%	.18%	.39%	.21%
Portfolio turnover rate	41	%(f)	103%	273%	384%	505%	241%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C255

Financial Highlights

(Unaudited)

	AST Mid-Cap Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.45		$11.93	$9.71	$7.12	$12.06	$12.10

Income (Loss) From Investment Operations:
Net investment income.	.04		.08	.07	.08	.16	.09
Net realized and unrealized gain (loss) on investments	.90		(.49)	2.21	2.66	(4.55)	.24

Total from investment operations.	.94		(.41)	2.28	2.74	(4.39)	.33

Less Distributions:	(.12)		(.07)	(.06)	(.15)	(.55)	(.37)

Capital Contributions (Note 4):	—		— (d)	—	—	—	—

Net Asset Value, end of period	$12.27		$11.45	$11.93	$9.71	$7.12	$12.06

Total Return(a)	8.27%		(3.45)%	23.61%	38.89%	(38.12)%	2.75%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$564.7		$360.8	$427.5	$261.3	$131.3	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08	%(e)	1.09%	1.10%	1.14%	1.12%	1.09%
Expenses Before Waivers and/or Expense Reimbursement.	1.09	%(e)	1.09%	1.10%	1.14%	1.12%	1.09%
Net investment income	1.20	%(e)	.66%	.85%	1.02%	1.64%	.90%
Portfolio turnover rate.	18	%(f)	56%	18%	30%	60%	27%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Neuberger Berman Mid-Cap Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011(c)	2010(c)	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$21.72		$21.36	$16.60	$12.79	$22.51	$18.42

Income (Loss) From Investment Operations:
Net investment loss	(.07)		(.13)	(.06)	(.02)	(.16)	(.05)
Net realized and unrealized gain (loss) on investments.	2.02		.48	4.82	3.83	(9.56)	4.14

Total from investment operations	1.95		.35	4.76	3.81	(9.72)	4.09

Capital Contributions (Note 4):	—		.01	—	—	—	—

Net Asset Value, end of period	$23.67		$21.72	$21.36	$16.60	$12.79	$22.51

Total Return(a)	8.98%		1.68%	28.67%	29.79%	(43.18)%	22.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$618.4		$562.7	$699.2	$458.2	$318.6	$869.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02	%(d)	1.03%	1.04%	1.05%	1.03%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.03	%(d)	1.03%	1.04%	1.05%	1.03%	1.00%
Net investment loss	(.56	)%(d)	(.58)%	(.31)%	(.33)%	(.46)%	(.27)%
Portfolio turnover rate	30	%(e)	57%	47%	73%	62%	70%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C256

Financial Highlights

(Unaudited)

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$14.64		$15.14	$12.42	$9.01	$16.88	$19.37

Income (Loss) From Investment Operations:
Net investment income	.11		.17	.14	.16	.16	.23
Net realized and unrealized gain (loss) on investments	.84		(.56)	2.74	3.46	(6.79)	.35

Total from investment operations	.95		(.39)	2.88	3.62	(6.63)	.58

Less Distributions:	(.17)		(.13)	(.16)	(.21)	(1.24)	(3.07)

Capital Contributions (Note 4):	—		.02	—	—	—	—

Net Asset Value, end of period	$15.42		$14.64	$15.14	$12.42	$9.01	$16.88

Total Return(a)	6.56%		(2.49)%	23.43%	40.80%	(42.32)%	3.17%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$451.6		$422.6	$531.1	$451.2	$333.3	$1,001.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03	%(d)	1.03%	1.04%	1.05%	1.03%	.99%
Expenses Before Waivers and/or Expense Reimbursement	1.04	%(d)	1.04%	1.04%	1.05%	1.03%	.99%
Net investment income	1.27	%(d)	.96%	.99%	1.51%	1.13%	1.00%
Portfolio turnover rate	19	%(e)	67%	38%	39%	98%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST New Discovery Asset Allocation Portfolio
	April 30, 2012(c) through June 30, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.03
Net realized and unrealized loss on investments	(.28)

Total from investment operations	(.25)

Less Distributions:	(.12)

Net Asset Value, end of period	$9.63

Total Return(a)	(2.48)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$321.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04	%(d)
Expenses Before Waivers and/or Expense Reimbursement.	1.04	%(d)
Net investment income	1.61	%(d)
Portfolio turnover rate	107	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C257

Financial Highlights

(Unaudited)

	AST Parametric Emerging Markets Equity Portfolio
	Six Months Ended June 30, 2012(d)		Year Ended December 31,				May 1, 2008(c) through December 31, 2008(d)
			2011(d)		2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.85		$9.92		$8.14	$4.92	$10.00

Income (Loss) From Investment Operations:
Net investment income	.10		.12		.08	.07	.06
Net realized and unrealized gain (loss) on investments	.31		(2.12)		1.74	3.18	(5.14)

Total from investment operations	.41		(2.00)		1.82	3.25	(5.08)

Less Distributions:	(.27)		(.07)		(.04)	(.03)	—

Net Asset Value, end of period	$7.99		$7.85		$9.92	$8.14	$4.92

Total Return(a)	5.28%		(20.27)%		22.42%	66.31%	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,107.0		$881.0		$1,271.6	$645.2	$165.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	1.41	%(e)	1.43	%(f)	1.40%	1.46%	1.62	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.44	%(e)	1.44	%(f)	1.41%	1.46%	1.62	%(e)
Net investment income	2.26	%(e)	1.34%		.90%	.98%	1.25	%(e)
Portfolio turnover rate	14	%(g)	67%		20%	21%	47	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Includes 0.01% of loan interest expense.

(g)	Not annualized.

	AST Small-Cap Growth Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010	2009	2008(c)		2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$20.20		$20.40	$14.99	$11.20	$17.23		$16.08

Income (Loss) From Investment Operations:
Net investment income (loss)	(.06)		(.12)	(.03)	.05	.01		(.06)
Net realized and unrealized gain (loss) on investments	.87		(.08)	5.48	3.75	(6.04)		1.21

Total from investment operations.	.81		(.20)	5.45	3.80	(6.03)		1.15

Less Distributions:	—		—	(.04)	(.01)	—		—

Capital Contributions (Note 4):	.02		—	—	—	—		—

Net Asset Value, end of period	$21.03		$20.20	$20.40	$14.99	$11.20		$17.23

Total Return(a)	4.11%		(.98)%	36.42%	33.91%	(35.00)%		7.15%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$590.5		$517.2	$639.8	$362.1	$219.4		$162.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02	%(d)	1.03%	1.04%	1.07%	1.10	%(e)	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.03	%(d)	1.04%	1.04%	1.07%	1.10	%(e)	1.05%
Net investment income (loss)	(.58	)%(d)	(.56)%	(.28)%	.36%	.07%		(.26)%
Portfolio turnover rate.	76	%(f)	66%	57%	69%	104%		39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Includes merger expense of 0.02%.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C258

Financial Highlights

(Unaudited)

	AST Small-Cap Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011(c)	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period.	$12.69		$13.57	$10.81	$8.67	$14.11	$17.13

Income (Loss) From Investment Operations:
Net investment income	.04		.06	.06	.04	.19	.16
Net realized and unrealized gain (loss) on investments	.99		(.88)	2.75	2.26	(3.87)	(1.15)

Total from investment operations	1.03		(.82)	2.81	2.30	(3.68)	(.99)

Less Distributions:	(.07)		(.07)	(.05)	(.16)	(1.76)	(2.03)

Capital Contributions (Note 4):	—		.01	—	—	—	—

Net Asset Value, end of period.	$13.65		$12.69	$13.57	$10.81	$8.67	$14.11

Total Return(a)	8.10%		(5.98)%	26.11%	26.88%	(29.72)%	(5.61)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$785.1		$616.7	$1,055.9	$693.0	$455.6	$952.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02	%(d)	1.03%	1.03%	1.06%	1.06%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.04	%(d)	1.04%	1.03%	1.06%	1.06%	1.00%
Net investment income	.81	%(d)	.46%	.56%	.63%	1.20%	.88%
Portfolio turnover rate	29	%(e)	53%	46%	94%	76%	57%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST T. Rowe Price Equity Income Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011	2010	2009	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.12		$8.34	$7.47	$6.30	$12.57	$13.95

Income (Loss) From Investment Operations:
Net investment income.	.09		.14	.09	.11	.24	.27
Net realized and unrealized gain (loss) on investments	.59		(.27)	.89	1.34	(4.97)	(.77)

Total from investment operations.	.68		(.13)	.98	1.45	(4.73)	(.50)

Less Distributions:	(.02)		(.09)	(.11)	(.28)	(1.54)	(.88)

Capital Contributions (Note 4):	—		— (d)	—	—	—	—

Net Asset Value, end of period	$8.78		$8.12	$8.34	$7.47	$6.30	$12.57

Total Return(a)	8.37%		(1.64)%	13.24%	23.80%	(41.88)%	(3.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,704.5		$200.9	$233.8	$190.3	$140.2	$386.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84	%(e)	.88%	.88%	.92%	.91%	.86%
Expenses Before Waivers and/or Expense Reimbursement	.86	%(e)	.91%	.92%	.95%	.91%	.86%
Net investment income.	2.13	%(e)	1.57%	1.21%	1.83%	2.45%	1.91%
Portfolio turnover rate.	26	%(f)	136%	72%	66%	23%	23%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C259

Financial Highlights

(Unaudited)

	AST T. Rowe Price Global Bond Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period.	$11.11		$11.03	$10.82	$11.21	$12.36	$11.57

Income (Loss) From Investment Operations:
Net investment income	.12		.30	.34	.44	.85	.36
Net realized and unrealized gain (loss) on investments	.05		.16	.25	.78	(1.12)	.75

Total from investment operations	.17		.46	.59	1.22	(.27)	1.11

Less Distributions:	(.48)		(.38)	(.38)	(1.61)	(.88)	(.32)

Net Asset Value, end of period.	$10.80		$11.11	$11.03	$10.82	$11.21	$12.36

Total Return(a)	1.56%		4.12%	5.74%	12.12%	(2.44)%	9.65%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$447.7		$405.1	$421.5	$413.5	$269.1	$708.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	.93	%(c)	.95%	.98%	.99%	.97%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.98	%(c)	.98%	.98%	.99%	.97%	.93%
Net investment income	2.18	%(c)	2.64%	2.89%	3.47%	4.17%	3.99%
Portfolio turnover rate	34	%(d)	88%	97%	93%	117%	120%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Annualized.

(d)	Not annualized.

	AST T. Rowe Price Large-Cap Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008		2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.17		$12.38	$10.69	$6.97	$11.74		$10.86

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)		(.01)	(.01)	(.01)	(.02)		.01
Net realized and unrealized gain (loss) on investments	1.43		(.20)	1.70	3.73	(4.74)		.88

Total from investment operations.	1.41		(.21)	1.69	3.72	(4.76)		.89

Less Distributions:	—		—	—	—	(.01)		(.01)

Net Asset Value, end of period	$13.58		$12.17	$12.38	$10.69	$6.97		$11.74

Total Return(a)	11.59%		(1.70)%	15.81%	53.37%	(40.57)%		8.24%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,208.4		$1,967.9	$1,557.6	$900.4	$695.4		$2,147.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95	%(c)	.98%	1.01%	1.03%	.99	%(d)	.96%
Expenses Before Waivers and/or Expense Reimbursement.	.99	%(c)	1.00%	1.02%	1.03%	.99	%(d)	.96%
Net investment income (loss)	(.25	)%(c)	(.19)%	(.21)%	(.11)%	(.10)%		.13%
Portfolio turnover rate	38	%(e)	93%	65%	98%	73%		66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Annualized.

(d)	Includes merger expenses of 0.01%.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C260

Financial Highlights

(Unaudited)

	AST T. Rowe Price Natural Resources Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,

			2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.11		$22.58	$18.84	$17.96	$38.84	$29.38

Income (Loss) From Investment Operations:
Net investment income	.09		.08	.12	.14	.22	.27
Net realized and unrealized gain (loss) on investments	(1.14)		(3.43)	3.71	7.74	(17.80)	11.54

Total from investment operations	(1.05)		(3.35)	3.83	7.88	(17.58)	11.81

Less Distributions:	(.09)		(.12)	(.09)	(7.00)	(3.30)	(2.35)

Net Asset Value, end of period	$17.97		$19.11	$22.58	$18.84	$17.96	$38.84

Total Return(a)	(5.48)%		(14.92)%	20.45%	49.35%	(49.98)%	40.51%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$646.0		$608.9	$988.4	$652.5	$271.7	$1,054.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03	%(d)	1.03%	1.03%	1.05%	1.02%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.04	%(d)	1.04%	1.04%	1.05%	1.02%	1.00%
Net investment income.	.93	%(d)	.34%	.65%	.82%	.65%	.76%
Portfolio turnover rate.	35%		61%	38%	24%	46%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

	AST Wellington Management Hedged Equity Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.99		$9.34	$8.19	$6.47	$12.60	$11.55

Income (Loss) From Investment Operations:
Net investment income	.05		.04	.03	.08	.09	.05
Net realized and unrealized gain (loss) on investments	.47		(.36)	1.16	1.74	(4.95)	1.09

Total from investment operations	.52		(.32)	1.19	1.82	(4.86)	1.14

Less Distributions:	(.03)		(.03)	(.04)	(.10)	(1.27)	(.09)

Net Asset Value, end of period	$9.48		$8.99	$9.34	$8.19	$6.47	$12.60

Total Return(a)	5.77%		(3.46)%	14.63%	28.43%	(42.33)%	9.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$769.1		$547.7	$482.5	$443.6	$135.3	$573.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	1.14	%(d)	.87%	.18%	.21%	.20%	.18%
Expenses Before Waivers and/or Expense Reimbursement	1.16	%(d)	.87%	.18%	.21%	.20%	.18%
Net investment income	1.10	%(d)	.43%	.34%	.95%	.86%	.48%
Portfolio turnover rate	29	%(e)	193%	48%	53%	77%	41%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C261

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of ten individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

Renewal of Existing Management & Subadvisory Agreements:

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC and AST Investment Services, Inc. (together with Prudential Investments LLC, collectively referred to herein as “PI”) and each Portfolio’s subadvisory agreement(s). As is further discussed and explained below, in considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 13-15, 2012 (the “Meeting”) and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Trust, each Portfolio and its shareholders.1

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with the consideration of those agreements. Among other things, the Board considered comparisons with other mutual funds in a relevant Peer Universe and Peer Group, as is further discussed below.

In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Portfolio, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting as well as information provided throughout the year at regular and special Board meetings, including presentations from PI and subadviser personnel such as portfolio managers.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of a subadvisory agreement with PI, are in the best interest of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

[1]

The Board did not consider or renew the management or subadvisory agreements at the Meeting with respect to the AST New Discovery Asset Allocation Portfolio because the Portfolio commenced operations earlier in 2012, and the sole shareholder and the Board had previously approved the management and subadvisory agreements for the Portfolio during 2011 for an initial period of two years. The Board noted that it would consider the renewal of the agreements as part of its annual review of the Trust’s advisory agreements in 2013.

The Board did not consider or renew the subadvisory agreement for Jennison Associates LLC at the Meeting with respect to the AST International Growth Portfolio, because it had initially approved the subadvisory agreement in December 2011 for an initial period of two years. The Board noted that it would consider the renewal of this subadvisory agreement as part of its annual review of the Trust’s advisory agreements in 2013.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and management Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser. The Board noted that Prudential Investment Management, Inc. (“PIM”), Quantitative Management Associates LLC (“QMA”), and Jennison Associates LLC (“Jennison”), which serve as subadvisers to certain of the Portfolios, are each affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that each Portfolio benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of PIM, Jennison or QMA, which are affiliates of PI, as their profitability was included in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Portfolios of the Trust currently does not contain breakpoints that would reduce the fee rate on assets above specified levels, with the exception of the AST J.P. Morgan International Equity Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman / LSV Mid-Cap Value Portfolio, the AST New Discovery Asset Allocation Portfolio, the AST T. Rowe Price Large-Cap Growth Portfolio and the AST Investment Grade Bond Portfolio). The Board noted that at its previous request, PI management had delivered a presentation on management fee breakpoints at its December 2011 and April 25, 2012 Board meetings. The Board considered that PI was now proposing management fee breakpoints for the Portfolios that will be in place for two years and will be reviewed annually by the Board and PI during the 15(c) advisory agreement review process.

The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints is acceptable at this time.

With respect to the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST T. Rowe Price Large-Cap Growth Portfolio, the Board noted that the management fee schedule includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets these Portfolios do not realize the effect of those rate reductions. The Board took note, however, that the Portfolios’ fee structures would result in benefits to Portfolio shareholders when (and if) assets reach the levels at which their fee rates are reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

With respect to the AST J.P. Morgan International Equity Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the Board noted that the management fee schedule for each Portfolio includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at their current level of assets, the Portfolios’ effective fee rates reflected some of those rate reductions.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Portfolios’ securities lending agent, compensation received by insurance company affiliates of PI from the subadvisers, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Trust. The Board also considered information provided by PI regarding the regulatory requirement that insurance companies determine that the fees and charges under their variable contracts are reasonable. The Board noted that the insurance company affiliates of PI at least annually review and represent that the fees and charges of the variable contracts using the Trust’s Portfolios are reasonable. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions that may be received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios / Fees and Expenses / Other Factors

With respect to each Portfolio, the Board also considered certain additional specific factors and made related conclusions relating to the historical performance of the Portfolios (depending on each Portfolio’s inception date) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2011, except as otherwise noted below.

The Board also considered each Portfolio’s actual management fee, as well as each Portfolio’s net total expense ratio, for the calendar year 2011. The Board considered the management fee for each Portfolio as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders, but does not include the charges associated with the variable contracts.

The mutual funds included in each Peer Universe and each Peer Group were objectively determined by Lipper Inc., (“Lipper”) an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Portfolios in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In connection with its consideration of Portfolio expenses, the Board considered and accepted PI’s proposals to modify or eliminate existing management fee waivers and/or expense caps for selected Portfolios, to adjust expense ratios for selected Portfolios, as well as to institute new waivers or expense caps for selected Portfolios, as is specifically noted below.

In addition, the Board considered and accepted PI’s proposal to retain the existing tiered Administrative Services Fee waiver for the Portfolios, pursuant to which PI waives a portion of the 0.10% Administrative Services Fee paid by each Portfolio based on the average daily net assets of each Portfolio, as follows: for a Portfolio’s average daily net assets of $300 million and below: no waiver is applicable; for a Portfolio’s average daily net assets over $300 million up to and including $500 million, the Administrative Services Fee is reduced to 0.08%; for a Portfolio’s average daily net assets over $500 million up to and including $750 million, the Administrative Fee is reduced to 0.07%; and for a Portfolio’s average daily net assets over $750 million, the Administrative Services Fee is reduced to 0.06%. The Board noted that this tiered waiver structure would remain in place until the management fee breakpoints and the proposed 12b-1 plan are implemented.

The sections below summarize key factors considered by the Board and the Board’s conclusions regarding each Portfolio’s performance, fees and overall expenses. Each section sets forth gross performance comparisons (which do not reflect the impact on performance of portfolio expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

AST BlackRock Global Strategies Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that due to the Portfolio’s recent inception date, a full calendar year of performance was not yet available.

•

The Board concluded that it was reasonable to permit the subadviser to establish a performance record against which it could be evaluated, and it would therefore be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST BlackRock Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-, five- and ten-year periods, though it underperformed its benchmark index over the three-year period.

•

The Board further noted that the Portfolio’s current subadviser had assumed responsibility for the Portfolio in July 2010, and therefore the majority of the Portfolio’s performance was not attributable to the current subadviser.

•

The Board concluded that in light of the Portfolio’s competitive performance since the current subadviser assumed management of the Portfolio, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Cohen & Steers Realty Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Federated Aggressive Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three-, and five-year periods.

•

The Board further noted that the Portfolio’s recent performance had shown improvement, with the Portfolio outperforming its style benchmark by more than 1100 basis points and ranking in the top 1% of its small cap growth universe for the first quarter of 2012.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees, transfer agent expenses and other non-management expenses.

•	The Board noted PI’s explanation that the net total expenses ranking was not attributable to the management fees, which rank in the second quartile.

•	The Board accepted PI’s recommendation to retain the existing voluntary cap on net total Portfolio expenses of 1.11%.

•

The Board concluded that, in light of the Portfolio’s improved recent performance in the first quarter of 2012 and longer-term performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements. The Board also noted, however, that it would continue to evaluate the performance of the Portfolio in the coming year.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Goldman Sachs Concentrated Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board considered that the Portfolio underperformed its benchmark index over all periods, but had performed well against its Peer Universe for the three- and five-year periods.

•	The Board also considered the Portfolio’s positive returns in 2011 and noted that the Portfolio was in the first quartile for the three- and five-year periods.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees and other non-management expenses.

•	The Board noted information furnished by PI indicating that the subadviser had recently taken action to implement a new portfolio management team for the Portfolio to address performance concerns.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Goldman Sachs Large-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•

The Board considered that the Portfolio underperformed its benchmark index over all periods, but had performed well against its Peer Universe for the first quarter of 2012, ranking in the first quartile.

•

The Board further noted that the Portfolio’s current subadviser had assumed subadvisory responsibilities in May 2011, and therefore the Portfolio’s performance record was not attributable to the Portfolio’s current subadviser.

•

The Board concluded that it was reasonable to allow the subadviser to build a performance record against which performance could be evaluated, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Goldman Sachs Mid-Cap Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fee: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Goldman Sachs Small-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST High Yield Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over all periods.

•

The Board noted that the Portfolio’s existing subadviser was replaced by Prudential Investment Management, Inc. (PIM) and J.P. Morgan Investment Management, Inc. in August 2010, and as a result most of the Portfolio’s historical performance did not reflect the current operation of the Portfolio.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees, custodian expenses and other non-management expenses.

•	The Board accepted PI’s recommendation to implement an expense cap of 0.80%.

•

The Board concluded that it was reasonable to allow the subadvisers to build performance records against which performance could be evaluated, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST International Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board considered that the Portfolio outperformed its benchmark index over the three- and five-year periods, although it underperformed over the one- and ten-year periods.

•

The Board further noted that the Portfolio’s historical performance did not reflect the recent appointment of an additional subadviser, Jennison Associates LLC, which began managing Portfolio assets in May 2012.

•

The Board noted that the Portfolio’s performance had shown recent improvement, with the Portfolio ranking in the first quartile and outperforming its benchmark index for the fourth quarter of 2011 and the first quarter of 2012.

•	The Board concurred with PI’s recommendation to discontinue the existing voluntary cap on net total Portfolio expenses of 1.00%.

•

The Board concluded that, in light of the Portfolio’s recently improved performance and the recent addition of a new subadviser, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST International Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•	The Board concluded that in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST J.P. Morgan International Equity Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board considered that the Portfolio outperformed its benchmark index during the one-, three- and five-year periods, though it underperformed its benchmark index over the ten-year period.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its benchmark index and Peer Universe, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Large-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that the Portfolio underperformed its benchmark index over all periods, but recently demonstrated improved performance, ranking in the third quartile of its Peer Universe for the first quarter of 2012.

•

The Board further noted that, based on a recommendation by PI, it had approved the termination of one of the Portfolio’s existing subadvisers, Eaton Vance Management, to address the Portfolio’s underperformance.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees, custodian expenses and other non-management expenses.

•	The Board accepted PI’s recommendation to retain the existing voluntary cap on net total Portfolio expenses of 0.74%.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and therefore concluded that it was in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

AST Marsico Capital Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.

•

The Board further noted information furnished by PI, however, indicating that the Portfolio outperformed its benchmark index and ranked in the first quartile of its Peer Universe over the two-year period ended December 31, 2011.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees, custodian expenses and other non-management expenses.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, but that in light of the Portfolio’s improved performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST MFS Global Equity Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST MFS Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio performed in-line with its benchmark index over the ten-year period, though it underperformed its benchmark index over the one-, three- and five-year periods.

•

The Board noted that the Portfolio’s subadviser had recently changed portfolio managers for the Portfolio, and as a result, most of the Portfolio’s performance record was not attributable to the current portfolio management team.

•	The Board further noted PI’s assertion that for the trailing one-year period ended March 31, 2012, the Portfolio was in the second quartile versus its peers.

•	The Board accepted PI’s recommendation to increase the existing voluntary cap on net total Portfolio expenses from 0.88% to 0.80%.

•

The Board concluded that, in light of the recent change in portfolio management and the Portfolio’s competitive performance over longer periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Mid-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three- and five-year periods, though it underperformed its benchmark index over the one- and ten-year periods.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its Peer Universe, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Neuberger Berman Mid-Cap Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-, five- and ten-year periods, though it underperformed its benchmark index over the three-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that the Portfolio outperformed or performed competitively against its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Parametric Emerging Markets Equity Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over all periods, but was in the second quartile of its Peer Universe for the first quarter of 2012.

•	The Board also considered the Portfolio’s positive returns in 2010 and noted that the Portfolio was in the first quartile for the one-year period ended December 31, 2010.

•

The Board concluded that, given the recent decline in the Portfolio’s performance record against its Peer Universe, it was reasonable to continue to monitor performance, and that it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Small-Cap Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-, three- and five-year periods, though it underperformed its benchmark index over the ten-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it was in the best interests of the Portfolio and its shareholder to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Small-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•	The Board also considered the Portfolio’s positive returns in 2010 and noted that the Portfolio was in the second quartile for the one-, three- and five-year periods.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST T. Rowe Price Equity Income Portfolio (formerly, AST AllianceBernstein Core Value Portfolio)
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•

The Board noted that because the Portfolio appointed a new subadviser in October 2011 and approved corresponding changes to the Portfolio’s investment policies, it did not yet have a sufficient performance record for evaluation.

•

The Board concluded that it was reasonable to allow the subadviser to build a performance record against which performance could be evaluated, and it would be in the best interests of the Portfolio and its shareholder to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST T. Rowe Price Global Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed its benchmark index over the one-year period.

•

The Board noted PI’s explanation that the underperformance against its peer universe was primarily attributable to the fact that the Portfolio follows a diversified investment approach while the other funds included in the peer universe focus on emerging markets investments or investments in sovereign debt, both of which experienced strong appreciation during the second half of 2011.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST T. Rowe Price Large-Cap Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board considered that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed its benchmark index over the one-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST T. Rowe Price Natural Resources Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed or performed in line with its benchmark index over the three-, five and ten-year periods, although it underperformed over the one-year period.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Wellington Management Hedged Equity Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	4th Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•

The Board noted that because the Portfolio appointed a new subadviser in May 2011 and approved corresponding changes to the Portfolio’s investment policies, it did not yet have a sufficient performance record for evaluation.

•

The Board concluded that it was reasonable to allow the subadviser to build a performance record against which performance could be evaluated, and it would be in the best interests of the Portfolio and its shareholder to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

***

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Trust, each Portfolio and its shareholders.

Approval of New Management and Subadvisory Agreements

AST New Discovery Asset Allocation Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board considered the proposed management agreement with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) and the proposed subadvisory agreements with Epoch Investment Partners, Inc. (Epoch), Security Global Investors, LLC (SGI), Brown Investment Advisory Incorporated (Brown Advisory), Earnest Partners, LLC (EARNEST), Thompson, Siegel & Walmsley LLC (TS&W), Bradford & Marzec LLC (B&M) and C.S. McKee, LP (C.S. McKee) (collectively the Subadvisers), with respect to the AST New Discovery Asset Allocation Portfolio (the “Portfolio”) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on September 26-28, 2011 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interest of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the Subadvisers; performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadvisers under the agreements; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the meetings on September 26-28, 2011. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to a management agreement, and between the Manager and the Subadvisers, which will serve as the Portfolio’s subadvisers pursuant to the terms of subadvisory agreements, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the June 15-17, 2011 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement covering the Portfolio would be similar in nature to those provided under the existing management agreement.

With respect to the Subadvisers, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreements. The Board considered, among other things, the background and experience of the portfolio managers for the Subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding the Subadvisers. The Board concluded that with respect to the Subadvisers, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers.

Performance

Because the Portfolio had not yet commenced operations, no investment performance for the Portfolio existed for Board review. The Board, however, received and considered information regarding the Subadvisers’ investment performance in funds and accounts that use investment strategies similar to the ones used by the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadvisers.

Fee Rates

The Board considered the proposed management fee and subadvisory fees and the estimated overall expense ratio for the Portfolios. The Board also considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that the approval of the investment advisory and subadvisory agreements was in the best interests of the Portfolio.

Results of Proxy Voting (Unaudited)

At a special meeting of shareholders held on March 15, 2012, shareholders of the AST American Century Income & Growth Portfolio of the Advanced Series Trust (the “American Century Portfolio”) approved a proposal to approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of the American Century Portfolio and the AST New Discovery Asset Allocation Portfolio (the “New Discovery Portfolio”).

	No. of Shares	% of Outstanding Shares
Affirmative	19,597,253.484	90.672%
Against	748,569.452	3.464%
Abstain	1,267,112.097	5.862%

At a special meeting of shareholders held on April 10, 2012, shareholders of the AST International Growth Portfolio of the Advanced Series Trust approved a proposal to enter into a new subadvisory agreement between Prudential Investments LLC and AST Investment Services, Inc. and Jennison Associates LLC.

	No. of Shares	% of Outstanding Shares
Affirmative	218,351,676.348	97.442%
Against	1,865,234.359	.832%
Abstain	3,867,610.624	1.726%

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID DWIGHT, IL PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0229492-00001-00    AST-SAR-A-ANNUITY

ADVANCED SERIES TRUST

SEMIANNUAL REPORT • JUNE 30, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2012, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Please note that this document includes supplements dated July 24, 2012, and August 20, 2012, to the Prospectus for the Advanced Series Trust; and a supplement dated August 20, 2012, to the Prospectus for your variable annuity (the “supplements”). The supplements are separate from and not a part of the semiannual report.

To receive your semiannual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.annuities.prudential.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Table of Contents	Semiannual Report	June 30, 2012

■	LETTER TO CONTRACT OWNERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2015	A1
	AST Bond Portfolio 2016	A12
	AST Bond Portfolio 2017	A24
	AST Bond Portfolio 2018	A38
	AST Bond Portfolio 2019	A53
	AST Bond Portfolio 2020	A65
	AST Bond Portfolio 2021	A72
	AST Bond Portfolio 2022	A85
	AST Bond Portfolio 2023	A99
	AST Global Real Estate Portfolio	A107
	AST Jennison Large-Cap Growth Portfolio	A112
	AST Jennison Large-Cap Value Portfolio	A116
	AST Lord Abbett Core Fixed Income Portfolio	A119
	AST Money Market Portfolio	A136
	AST Neuberger Berman Core Bond Portfolio	A142
	AST Prudential Core Bond Portfolio	A150
	AST QMA US Equity Alpha Portfolio	A176
	AST Quantitative Modeling Portfolio	A187
	AST Western Asset Core Plus Bond Portfolio	A189

Section B	Notes to Financial Statements
Section C	Financial Highlights

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Semiannual Report	June 30, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust semiannual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	July 31, 2012

Advanced Series Trust Presentation of Portfolio Holdings	June 30, 2012

AST Bond 2015
Allocation	(% of Net Assets	)
Corporate Bonds	17.2%
U.S. Treasury Obligations	14.4%
Commercial Mortgage-Backed Securities	12.8%
Asset-Backed Securities	7.7%
U.S. Government Mortgage-Backed Securities	6.1%

AST Bond 2016
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	25.3%
U.S. Treasury Obligations	12.6%
Corporate Bonds	10.6%
Commercial Mortgage-Backed Securities	7.1%
Asset-Backed Securities	6.9%

AST Bond 2017
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	20.6%
U.S. Treasury Obligations	12.8%
Corporate Bonds	7.2%
Asset-Backed Securities	6.5%
Commercial Mortgage-Backed Securities	6.2%

AST Bond 2018
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	17.7%
U.S. Government Agency Obligations	16.7%
Corporate Bonds	7.2%
Commercial Mortgage-Backed Securities	6.5%
Asset-Backed Securities	6.1%

AST Bond 2019
Allocation	(% of Net Assets	)
U.S. Government Mortgage-Backed Securities	11.8%
U.S. Treasury Obligations	11.7%
Commercial Mortgage-Backed Securities	7.3%
Corporate Bonds	6.3%
Asset-Backed Securities	5.4%

AST Bond 2020
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	32.0%
Corporate Bonds	21.9%
Commercial Mortgage-Backed Securities	19.5%
U.S. Government Agency Obligations	3.3%
Asset-Backed Securities	1.1%

AST Bond 2021
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	23.2%
U.S. Treasury Obligations	21.6%
Corporate Bonds	9.0%
Commercial Mortgage-Backed Securities	7.8%
Asset-Backed Securities	7.5%

AST Bond 2022
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	26.7%
U.S. Treasury Obligations	13.9%
Asset-Backed Securities	6.0%
Corporate Bonds	4.8%
Commercial Mortgage-Backed Securities	4.0%

AST Bond 2023
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	19.6%
U.S. Treasury Obligations	11.6%
Asset-Backed Securities	4.8%
Corporate Bonds	4.6%
Commercial Mortgage-Backed Securities	4.3%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	5.5%
Westfield Group (Australia), REIT	3.9%
Ventas, Inc., REIT	3.3%
Mitsubishi Estate Co. Ltd. (Japan)	2.7%
Host Hotels & Resorts, Inc., REIT	2.4%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	6.9%
Amazon.com, Inc.	3.2%
MasterCard, Inc. (Class A Stock)	2.9%
EMC Corp.	2.2%
Google, Inc. (Class A Stock)	2.2%

AST Jennison Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Liberty Global, Inc., Series C	3.7%
Comcast Corp. (Class A Stock)	3.5%
Wells Fargo & Co.	2.9%
Flextronics International Ltd.	2.5%
Mylan, Inc.	2.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	June 30, 2012

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
Corporate Bonds	34.1%
U.S. Government Agency Obligations	33.6%
U.S. Treasury Obligations	27.6%
Asset-Backed Securities	10.7%
Commercial Mortgage-Backed Securities	4.5%

AST Neuberger Berman Core Bond
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	39.8%
U.S. Treasury Obligations	32.0%
Corporate Bonds	23.1%
Commercial Mortgage-Backed Securities	8.5%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
Corporate Bonds	26.6%
U.S. Government Mortgage-Backed Securities	21.5%
U.S. Treasury Obligations	18.4%
Commercial Mortgage-Backed Securities	12.0%
Asset-Backed Securities	9.8%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	4.5%
Exxon Mobil Corp.	2.9%
General Electric Co.	2.2%
Microsoft Corp.	1.9%
Chevron Corp.	1.6%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST T. Rowe Price Equity Income Portfolio	7.3%
AST PIMCO Total Return Bond Portfolio	7.2%
AST T. Rowe Price Large-Cap Growth Portfolio	7.0%
AST Jennison Large-Cap Growth Portfolio	7.0%
AST Marsico Capital Growth Portfolio	6.9%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	32.8%
U.S. Government Agency Obligations	28.1%
Residential Mortgage-Backed Securities	14.8%
U.S. Treasury Obligations	10.5%
Asset-Backed Securities	3.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	June 30, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond 2015	Actual	$1,000.00	$1,018.90	0.88%	$4.42
	Hypothetical	$1,000.00	$1,020.49	0.88%	$4.42
AST Bond 2016	Actual	$1,000.00	$1,023.80	0.92%	$4.63
	Hypothetical	$1,000.00	$1,020.29	0.92%	$4.62
AST Bond 2017	Actual	$1,000.00	$1,030.50	0.77%	$3.89
	Hypothetical	$1,000.00	$1,021.03	0.77%	$3.87
AST Bond 2018	Actual	$1,000.00	$1,035.00	0.76%	$3.85
	Hypothetical	$1,000.00	$1,021.08	0.76%	$3.82
AST Bond 2019	Actual	$1,000.00	$1,038.20	0.93%	$4.71
	Hypothetical	$1,000.00	$1,020.24	0.93%	$4.67
AST Bond 2020	Actual	$1,000.00	$1,043.90	1.00%	$5.08
	Hypothetical	$1,000.00	$1,019.89	1.00%	$5.02
AST Bond 2021	Actual	$1,000.00	$1,045.80	0.77%	$3.92
	Hypothetical	$1,000.00	$1,021.03	0.77%	$3.87
AST Bond 2022	Actual	$1,000.00	$1,043.80	0.77%	$3.91
	Hypothetical	$1,000.00	$1,021.03	0.77%	$3.87
AST Bond 2023	Actual**	$1,000.00	$1,052.00	0.86%	$4.34
	Hypothetical	$1,000.00	$1,020.59	0.86%	$4.32
AST Global Real Estate	Actual	$1,000.00	$1,139.00	1.16%	$6.17
	Hypothetical	$1,000.00	$1,019.10	1.16%	$5.82
AST Jennison Large-Cap Growth	Actual	$1,000.00	$1,104.30	0.99%	$5.18
	Hypothetical	$1,000.00	$1,019.94	0.99%	$4.97
AST Jennison Large-Cap Value	Actual	$1,000.00	$1,031.70	0.85%	$4.29
	Hypothetical	$1,000.00	$1,020.64	0.85%	$4.27
AST Lord Abbett Core Fixed Income	Actual	$1,000.00	$1,032.60	0.76%	$3.84
	Hypothetical	$1,000.00	$1,021.08	0.76%	$3.82

Advanced Series Trust Fees and Expenses — unaudited (continued)	June 30, 2012

Advanced Series Trust Portfolios		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Money Market	Actual	$1,000.00	$1,000.10	0.19%	$0.94
	Hypothetical	$1,000.00	$1,023.92	0.19%	$0.96
AST Neuberger Berman Core Bond	Actual	$1,000.00	$1,027.00	0.80%	$4.03
	Hypothetical	$1,000.00	$1,020.89	0.80%	$4.02
AST Prudential Core Bond	Actual	$1,000.00	$1,034.50	0.76%	$3.84
	Hypothetical	$1,000.00	$1,021.08	0.76%	$3.82
AST QMA US Equity Alpha	Actual	$1,000.00	$1,111.20	1.70%	$8.92
	Hypothetical	$1,000.00	$1,016.41	1.70%	$8.52
AST Quantitative Modeling	Actual	$1,000.00	$1,059.30	1.20%	$6.14
	Hypothetical	$1,000.00	$1,018.90	1.20%	$6.02
AST Western Asset Core Plus Bond	Actual	$1,000.00	$1,043.30	0.79%	$4.01
	Hypothetical	$1,000.00	$1,020.93	0.79%	$3.97

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended June 30, 2012, and divided by the 366 days in the Portfolio's fiscal year ending December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

**	AST Bond 2023 Portfolio's "Actual" expenses are calculated using the 180 day period ended June 30, 2012 due to its commencement of operations on January 3, 2012.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 63.7%
ASSET-BACKED SECURITIES — 7.7%
Ally Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.560%	10/15/14	$400	$400,028
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.492%(c)	11/15/15	1,050	1,051,789
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	500	501,094
CarMax Auto Owner Trust, Series 2012-1, Class A3	AAA(d)	0.890%	09/15/16	500	501,546
Chase Issuance Trust, Series 2005-A11, Class A	Aaa	0.312%(c)	12/15/14	1,000	1,000,207
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.528%(c)	12/17/18	1,000	989,318
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.542%(c)	02/17/15	1,200	1,201,939
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%	10/15/13	94	94,580
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	200	200,192
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	200	200,105
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	Aaa	0.770%	01/15/16	500	500,466
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.302%(c)	11/15/15	1,000	999,993
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	300	300,542

TOTAL ASSET-BACKED SECURITIES (cost $7,542,527)					7,941,799

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.8%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%	10/10/45	413	422,483
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.894%(c)	09/11/38	617	623,477
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%	06/11/50	600	638,867
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%	01/12/45	35	34,594
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(d)	5.588%	09/11/42	871	872,542
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	250	259,800
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.482%(c)	01/15/46	520	578,770
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A2	AAA(d)	5.690%	06/10/46	22	21,607
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%	02/15/40	146	146,098
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	508	507,593
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	842	861,208
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	300	333,621
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	1,300	1,476,808

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%(c)	08/10/45	$442	$446,104
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	351	351,015
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	6.050%(c)	04/15/45	25	25,511
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	556	556,624
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%	02/15/51	269	271,675
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	200	217,573
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	300	306,330
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%	03/15/32	9	8,840
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	31	31,336
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	600	682,810
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	416	415,588
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	190	193,362
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	520	530,368
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	125	127,492
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	1,000	1,111,549
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2	Aaa	5.684%	05/15/43	103	102,634
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%	11/15/48	38	38,425
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	130	146,306
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	6.052%(c)	02/15/51	784	782,809

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,019,233)					13,123,819

CORPORATE BONDS — 17.2%
Aerospace & Defense — 0.4%
Boeing Co. (The), Sr. Unsec’d. Notes(h)	A2	3.500%	02/15/15	400	428,345

Banking — 4.3%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	2.750%	09/15/15	180	187,828
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	425	438,074
Citigroup, Inc., Sub. Notes	Baa3	5.000%	09/15/14	475	486,907
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	A3	3.625%	02/07/16	260	260,029
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	1,500	1,496,700
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	3.700%	01/20/15	500	521,541
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.375%	10/15/15	500	511,110

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A(h)	Aa2	4.200%	05/13/14	$525	$548,520

					4,450,709

Capital Goods — 0.5%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	115	115,555
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.200%	06/01/15	195	197,269
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%	09/20/16	190	200,087

					512,911

Consumer — 0.4%
Clorox Co. (The), Sr. Unsec’d. Notes	Baa1	5.450%	10/15/12	400	405,410

Electric — 0.6%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	165	198,053
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.050%	03/15/14	350	378,900

					576,953

Energy - Integrated — 2.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	80	85,050
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	500	533,866
ConocoPhillips, Gtd. Notes(h)	A1	4.750%	02/01/14	965	1,024,963
Total Capital Canada Ltd. (Canada), Gtd. Notes	Aa1	1.625%	01/28/14	775	787,150

					2,431,029

Foods — 1.4%
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	A+(d)	4.250%	03/01/15	565	614,022
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	360	394,352
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	4.250%	09/15/15	400	433,082

					1,441,456

Healthcare & Pharmaceutical — 1.5%
Novartis Capital Corp., Gtd. Notes(h)	Aa2	4.125%	02/10/14	500	527,840
Pfizer, Inc., Sr. Unsec’d. Notes(k)	A1	5.350%	03/15/15	500	559,035
Roche Holdings, Inc., Gtd. Notes, 144A(h)	A1	5.000%	03/01/14	383	408,638

					1,495,513

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	110	121,608

Media & Entertainment — 0.2%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	190	193,375

Metals — 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.500%	04/01/14	200	216,648

Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes(h)	A1	5.900%	05/13/14	475	515,966

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines & Other — 0.7%
Enterprise Products Operating LLC, Gtd. Notes	Baa2	4.600%	08/01/12	$700	$702,229

Retailers — 2.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.875%	09/15/14	500	540,851
TJX Cos., Inc., Sr. Unsec’d. Notes(h)	A3	4.200%	08/15/15	725	793,454
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(h)	Aa2	3.000%	02/03/14	800	829,770

					2,164,075

Technology — 0.3%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	300	318,076

Telecommunications — 1.6%
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	5.100%	09/15/14	1,000	1,091,826
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.175%	06/18/14	560	564,200

					1,656,026

TOTAL CORPORATE BONDS (cost $16,916,075)					17,630,329

MUNICIPAL BOND — 0.3%
State of California GO, Taxable Var. Purp. 3 (cost $251,545)	A1	5.450%	04/01/15	250	276,268

NON-CORPORATE FOREIGN AGENCIES — 1.7%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	1,465	1,473,605
Statoil ASA (Norway), Gtd. Notes	Aa2	3.875%	04/15/14	300	316,724

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,759,939)					1,790,329

SOVEREIGNS — 1.0%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	265	266,365
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	710	712,369

TOTAL SOVEREIGNS (cost $974,315)					978,734

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	5	5,019
Federal National Mortgage Association(h)		2.375%	04/11/16	1,555	1,651,716
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.480%(s)	03/15/22	145	116,548
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	580	761,809

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,508,360)					2,535,092

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 6.1%
Government National Mortgage Association (cost $5,919,530)		4.000%	08/20/40-04/20/41	5,730	6,268,577

U.S. TREASURY OBLIGATIONS — 14.4%
U.S. Treasury Bonds(h)		4.375%	05/15/41	180	240,412
U.S. Treasury Inflation Indexed Bonds		0.750%	02/15/42	280	293,706
U.S. Treasury Notes(h)		0.375%	06/15/15	1,210	1,208,961
U.S. Treasury Notes		0.625%	05/31/17	215	214,009
U.S. Treasury Notes		0.750%	06/30/17	830	830,843

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes		1.125%	05/31/19	$1,735	$1,737,710
U.S. Treasury Notes		1.750%	05/15/22	4,225	4,259,328
U.S. Treasury Notes(h)		2.375%	02/28/15	2,335	2,457,041
U.S. Treasury Strips Coupon		2.250%(n)	02/15/25	230	173,238
U.S. Treasury Strips Principal		0.420%(s)	02/15/15	2,830	2,798,922
U.S. Treasury Strips Principal		0.580%(s)	02/15/16	585	572,823

TOTAL U.S. TREASURY OBLIGATIONS (cost $14,753,744)					14,786,993

TOTAL LONG-TERM INVESTMENTS (cost $62,645,268)					65,331,940

				Shares
SHORT-TERM INVESTMENT — 27.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $28,257,112)(Note 4)(w)				28,257,112	28,257,112

TOTAL INVESTMENTS — 91.2% (cost $90,902,380)					93,589,052
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 8.8%					9,046,746

NET ASSETS — 100.0%					$102,635,798

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
70	90 Day Euro Dollar	Sep. 2012	$17,417,082	$17,416,000	$(1,082)
66	5 Year U.S. Treasury Notes	Sep. 2012	8,173,000	8,181,938	8,938

					7,856

Short Positions:
11	2 Year U.S. Treasury Notes	Sep. 2012	2,422,350	2,422,062	288
28	10 Year U.S. Treasury Notes	Sep. 2012	3,748,656	3,734,500	14,156

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Short Positions (continued)
13	U.S. Long Bond	Sep. 2012	$1,917,913	$1,923,594	$(5,681)

					8,763

					$16,619

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$15,000	09/06/13	0.510%	3 month LIBOR(2)	$(17,984)	$—	$(17,984)	UBS AG
7,600	09/06/14	0.632%	3 month LIBOR(2)	(24,549)	—	(24,549)	UBS AG
800	09/12/14	0.656%	3 month LIBOR(2)	(3,072)	—	(3,072)	Barclays Bank PLC
1,000	09/19/14	0.669%	3 month LIBOR(2)	(4,173)	—	(4,173)	JPMorgan Chase Bank
3,000	10/03/14	0.720%	3 month LIBOR(1)	12,766	—	12,766	UBS AG
1,285	10/05/14	0.730%	3 month LIBOR(2)	5,771	—	5,771	Morgan Stanley Capital Services
1,050	10/06/14	0.739%	3 month LIBOR(1)	4,934	—	4,934	JPMorgan Chase Bank
1,195	10/26/14	0.835%	3 month LIBOR(2)	(8,170)	—	(8,170)	Barclays Bank PLC
785	10/28/14	0.816%	3 month LIBOR(2)	(4,982)	—	(4,982)	Barclays Bank PLC
1,600	12/05/14	0.798%	3 month LIBOR(2)	(8,827)	—	(8,827)	Barclays Bank PLC
2,820	03/19/15	0.844%	3 month LIBOR(2)	(24,840)	—	(24,840)	Barclays Bank PLC
10,250	04/02/15	0.743%	3 month LIBOR(2)	(46,511)	—	(46,511)	Citibank N.A.
520	09/28/15	0.918%	3 month LIBOR(2)	(5,473)	—	(5,473)	Barclays Bank PLC
116,500	12/31/15	2.053%	3 month LIBOR(1)	9,700,182	—	9,700,182	Merrill Lynch
24,615	12/31/15	1.707%	3 month LIBOR(2)	(1,235,537)	—	(1,235,537)	Morgan Stanley Capital Services
11,400	12/31/15	4.609%	3 month LIBOR(1)	3,852,012	—	3,852,012	JPMorgan Chase Bank
8,965	12/31/15	3.957%	3 month LIBOR(1)	2,413,587	—	2,413,587	JPMorgan Chase Bank
8,001	12/31/15	4.212%	3 month LIBOR(1)	2,319,060	—	2,319,060	JPMorgan Chase Bank
7,000	12/31/15	3.585%	3 month LIBOR(2)	(1,547,024)	—	(1,547,024)	Morgan Stanley Capital Services
6,936	12/31/15	4.493%	3 month LIBOR(1)	2,261,118	—	2,261,118	JPMorgan Chase Bank
6,000	12/31/15	2.821%	3 month LIBOR(2)	(992,753)	—	(992,753)	Morgan Stanley Capital Services
5,000	12/31/15	3.024%	3 month LIBOR(2)	(844,635)	—	(844,635)	Morgan Stanley Capital Services
4,500	12/31/15	2.990%	3 month LIBOR(2)	(792,867)	—	(792,867)	Morgan Stanley Capital Services
3,650	12/31/15	3.304%	3 month LIBOR(2)	(701,641)	—	(701,641)	Morgan Stanley Capital Services
2,300	12/31/15	1.922%	3 month LIBOR(2)	(172,666)	—	(172,666)	Citibank N.A.
2,250	12/31/15	1.288%	3 month LIBOR(1)	64,546	—	64,546	JPMorgan Chase Bank
2,000	12/31/15	3.442%	3 month LIBOR(2)	(407,934)	—	(407,934)	Morgan Stanley Capital Services
2,000	12/31/15	3.414%	3 month LIBOR(2)	(399,601)	—	(399,601)	Morgan Stanley Capital Services
2,000	12/31/15	3.401%	3 month LIBOR(2)	(402,023)	—	(402,023)	Morgan Stanley Capital Services
2,000	12/31/15	3.245%	3 month LIBOR(2)	(375,060)	—	(375,060)	Morgan Stanley Capital Services
2,000	12/31/15	3.055%	3 month LIBOR(2)	(362,127)	—	(362,127)	Morgan Stanley Capital Services
2,000	12/31/15	3.017%	3 month LIBOR(2)	(356,272)	—	(356,272)	Morgan Stanley Capital Services
1,500	12/31/15	3.326%	3 month LIBOR(2)	(296,832)	—	(296,832)	Morgan Stanley Capital Services
1,000	12/31/15	3.555%	3 month LIBOR(2)	(216,961)	—	(216,961)	Morgan Stanley Capital Services
670	08/04/16	1.528%	3 month LIBOR(2)	(23,370)	—	(23,370)	Citibank N.A.
2,600	08/09/16	1.460%	3 month LIBOR(2)	(82,425)	—	(82,425)	Barclays Bank PLC
1,950	08/09/16	1.425%	3 month LIBOR(1)	58,786	—	58,786	Bank of America N.A.
4,400	08/10/16	1.413%	3 month LIBOR(1)	130,068	—	130,068	Barclays Bank PLC
7,800	08/11/16	1.465%	3 month LIBOR(1)	248,513	—	248,513	UBS AG
710	08/18/16	1.230%	3 month LIBOR(2)	(15,054)	—	(15,054)	Citibank N.A.
750	08/22/16	1.168%	3 month LIBOR(2)	(13,719)	—	(13,719)	Morgan Stanley Capital Services
1,250	08/23/16	1.185%	3 month LIBOR(1)	23,797	—	23,797	Barclays Bank PLC
1,260	08/26/16	1.299%	3 month LIBOR(1)	30,315	—	30,315	Morgan Stanley Capital Services
4,580	08/31/16	0.934%	3 month LIBOR(1)	23,550	—	23,550	Credit Suisse International
4,555	08/31/16	0.977%	3 month LIBOR(2)	(31,387)	—	(31,387)	Citibank N.A.
4,555	08/31/16	0.928%	3 month LIBOR(1)	22,288	—	22,288	Citibank N.A.
1,840	08/31/16	1.251%	3 month LIBOR(2)	(40,257)	—	(40,257)	Barclays Bank PLC
1,425	08/31/16	0.978%	3 month LIBOR(2)	(9,916)	—	(9,916)	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,425	08/31/16	0.975%	3 month LIBOR(2)	$(9,711)	$—	$(9,711)	JPMorgan Chase Bank
360	08/31/16	1.303%	3 month LIBOR(2)	(8,698)	—	(8,698)	Barclays Bank PLC
1,750	09/02/16	1.263%	3 month LIBOR(2)	(38,897)	—	(38,897)	Barclays Bank PLC
1,250	09/06/16	1.243%	3 month LIBOR(2)	(26,499)	—	(26,499)	Barclays Bank PLC
3,170	09/27/16	1.111%	3 month LIBOR(1)	47,238	—	47,238	Morgan Stanley Capital Services
1,465	09/28/16	1.238%	3 month LIBOR(2)	(30,064)	—	(30,064)	Barclays Bank PLC
1,300	09/28/16	1.183%	3 month LIBOR(2)	(23,456)	—	(23,456)	Barclays Bank PLC
1,025	09/29/16	1.255%	3 month LIBOR(2)	(21,772)	—	(21,772)	Barclays Bank PLC
3,130	10/03/16	1.273%	3 month LIBOR(1)	64,760	—	64,760	UBS AG
1,310	10/05/16	1.239%	3 month LIBOR(1)	25,070	—	25,070	Morgan Stanley Capital Services
1,100	10/06/16	1.194%	3 month LIBOR(1)	18,826	—	18,826	JPMorgan Chase Bank
1,600	10/11/16	1.430%	3 month LIBOR(2)	(43,835)	—	(43,835)	Citibank N.A.
500	10/17/16	1.443%	3 month LIBOR(2)	(13,865)	—	(13,865)	Barclays Bank PLC
1,235	10/21/16	1.396%	3 month LIBOR(2)	(31,553)	—	(31,553)	Barclays Bank PLC
1,455	10/27/16	1.439%	3 month LIBOR(2)	(39,561)	—	(39,561)	Barclays Bank PLC
1,090	11/01/16	1.431%	3 month LIBOR(2)	(29,024)	—	(29,024)	Barclays Bank PLC
1,275	11/02/16	1.336%	3 month LIBOR(2)	(28,533)	—	(28,533)	Barclays Bank PLC
750	11/08/16	1.230%	3 month LIBOR(2)	(13,093)	—	(13,093)	Citibank N.A.
2,760	11/22/16	1.334%	3 month LIBOR(1)	59,539	—	59,539	Morgan Stanley Capital Services
1,280	11/25/16	1.350%	3 month LIBOR(1)	28,419	—	28,419	Barclays Bank PLC
4,430	11/30/16	0.913%	3 month LIBOR(2)	(5,998)	—	(5,998)	JPMorgan Chase Bank
3,620	11/30/16	0.948%	3 month LIBOR(2)	(10,109)	—	(10,109)	Citibank N.A.
3,620	11/30/16	0.945%	3 month LIBOR(2)	(9,705)	—	(9,705)	Citibank N.A.
790	11/30/16	1.398%	3 month LIBOR(1)	19,059	—	19,059	Barclays Bank PLC
1,210	12/05/16	1.338%	3 month LIBOR(2)	(25,799)	—	(25,799)	Barclays Bank PLC
2,160	12/06/16	1.388%	3 month LIBOR(2)	(50,770)	—	(50,770)	Barclays Bank PLC
2,220	12/08/16	1.345%	3 month LIBOR(2)	(47,906)	—	(47,906)	Barclays Bank PLC
775	01/03/17	1.311%	3 month LIBOR(2)	(19,164)	—	(19,164)	Citibank N.A.
865	01/12/17	1.201%	3 month LIBOR(2)	(16,383)	—	(16,383)	JPMorgan Chase Bank
1,450	01/24/17	1.176%	3 month LIBOR(2)	(24,955)	—	(24,955)	Bank of Nova Scotia
1,210	01/26/17	1.215%	3 month LIBOR(1)	23,053	—	23,053	Bank of Nova Scotia
865	01/26/17	1.227%	3 month LIBOR(1)	17,010	—	17,010	JPMorgan Chase Bank
2,185	01/27/17	1.138%	3 month LIBOR(2)	(33,198)	—	(33,198)	Bank of Nova Scotia
3,085	01/31/17	1.055%	3 month LIBOR(1)	33,765	—	33,765	Bank of Nova Scotia
1,450	02/02/17	1.020%	3 month LIBOR(1)	13,203	—	13,203	Bank of Nova Scotia
1,080	02/06/17	0.965%	3 month LIBOR(2)	(6,749)	—	(6,749)	Bank of Nova Scotia
1,600	02/08/17	1.037%	3 month LIBOR(2)	(15,542)	—	(15,542)	Bank of Nova Scotia
1,180	02/13/17	1.128%	3 month LIBOR(2)	(16,537)	—	(16,537)	Bank of Nova Scotia
730	03/02/17	1.085%	3 month LIBOR(2)	(8,255)	—	(8,255)	Barclays Bank PLC
950	03/06/17	1.123%	3 month LIBOR(2)	(12,364)	—	(12,364)	Barclays Bank PLC
700	03/29/17	1.293%	3 month LIBOR(2)	(14,504)	—	(14,504)	Barclays Bank PLC
1,600	05/22/17	1.096%	3 month LIBOR(1)	12,163	—	12,163	Morgan Stanley Capital Services
800	05/15/18	2.318%	3 month LIBOR(1)	55,728	—	55,728	JPMorgan Chase Bank
8,100	08/17/18	1.838%	3 month LIBOR(1)	361,912	—	361,912	Barclays Bank PLC
920	08/30/18	1.850%	3 month LIBOR(1)	41,294	—	41,294	Morgan Stanley Capital Services
7,300	09/06/18	1.704%	3 month LIBOR(2)	(256,804)	—	(256,804)	UBS AG
720	09/15/18	1.671%	3 month LIBOR(1)	23,539	—	23,539	Barclays Bank PLC
950	10/11/18	1.770%	3 month LIBOR(1)	34,640	—	34,640	JPMorgan Chase Bank
1,210	10/19/18	1.915%	3 month LIBOR(2)	(54,640)	—	(54,640)	Barclays Bank PLC
400	12/14/18	1.709%	3 month LIBOR(2)	(11,598)	—	(11,598)	Barclays Bank PLC
500	12/19/18	1.668%	3 month LIBOR(1)	13,080	—	13,080	Barclays Bank PLC
1,440	12/22/18	1.693%	3 month LIBOR(1)	39,698	—	39,698	Barclays Bank PLC
360	01/17/19	1.603%	3 month LIBOR(2)	(9,828)	—	(9,828)	Barclays Bank PLC
510	02/21/19	1.573%	3 month LIBOR(2)	(11,790)	—	(11,790)	Citibank N.A.
255	02/23/19	1.633%	3 month LIBOR(2)	(6,892)	—	(6,892)	Barclays Bank PLC
350	03/13/19	1.616%	3 month LIBOR(2)	(8,775)	—	(8,775)	Barclays Bank PLC
700	04/10/19	1.816%	3 month LIBOR(2)	(25,159)	—	(25,159)	Bank of Nova Scotia
750	05/14/19	1.538%	3 month LIBOR(1)	11,242	—	11,242	Bank of Nova Scotia
500	05/18/19	1.523%	3 month LIBOR(1)	6,845	—	6,845	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$700	05/21/19	1.475%	3 month LIBOR(1)	$7,252	$—	$7,252	Bank of Nova Scotia
900	06/07/19	1.330%	3 month LIBOR(1)	(345)	—	(345)	Barclays Bank PLC
730	06/07/19	1.338%	3 month LIBOR(1)	91	—	91	Bank of Nova Scotia
3,875	09/10/20	2.620%	3 month LIBOR(2)	(356,350)	—	(356,350)	Barclays Bank PLC
2,735	09/17/20	2.708%	3 month LIBOR(2)	(270,084)	—	(270,084)	Morgan Stanley Capital Services
1,465	10/01/20	2.523%	3 month LIBOR(2)	(119,588)	—	(119,588)	UBS AG
2,200	10/18/20	2.596%	3 month LIBOR(2)	(190,190)	—	(190,190)	Citibank N.A.
1,300	06/08/21	4.640%	3 month LIBOR(1)	133,490	—	133,490	Morgan Stanley Capital Services
1,150	07/20/21	3.035%	3 month LIBOR(1)	149,629	—	149,629	Citibank N.A.
600	07/27/21	3.094%	3 month LIBOR(2)	(80,938)	—	(80,938)	Bank of America N.A.
630	07/28/21	3.088%	3 month LIBOR(2)	(84,594)	—	(84,594)	Bank of America N.A.
250	08/04/21	2.803%	3 month LIBOR(2)	(26,993)	—	(26,993)	Barclays Bank PLC
675	08/15/21	2.380%	3 month LIBOR(2)	(46,721)	—	(46,721)	Barclays Bank PLC
400	08/19/21	2.350%	3 month LIBOR(2)	(26,519)	—	(26,519)	Barclays Bank PLC
400	08/22/21	2.204%	3 month LIBOR(1)	21,158	—	21,158	UBS AG
660	08/24/21	2.255%	3 month LIBOR(1)	37,872	—	37,872	Citibank N.A.
660	08/24/21	2.250%	3 month LIBOR(1)	37,575	—	37,575	Citibank N.A.
1,465	08/25/21	2.222%	3 month LIBOR(2)	(79,601)	—	(79,601)	Bank of America N.A.
685	09/06/21	2.431%	3 month LIBOR(1)	49,603	—	49,603	Morgan Stanley Capital Services
575	09/06/21	2.223%	3 month LIBOR(1)	30,853	—	30,853	UBS AG
400	09/06/21	2.248%	3 month LIBOR(1)	22,361	—	22,361	Barclays Bank PLC
800	09/09/21	2.205%	3 month LIBOR(2)	(41,554)	—	(41,554)	Barclays Bank PLC
7,200	09/12/21	2.205%	3 month LIBOR(1)	372,490	—	372,490	Barclays Bank PLC
390	09/13/21	2.171%	3 month LIBOR(2)	(18,973)	—	(18,973)	Bank of America N.A.
545	09/14/21	2.160%	3 month LIBOR(1)	25,934	—	25,934	Barclays Bank PLC
405	09/16/21	2.213%	3 month LIBOR(1)	21,150	—	21,150	Barclays Bank PLC
1,035	09/21/21	2.170%	3 month LIBOR(2)	(49,775)	—	(49,775)	Barclays Bank PLC
915	09/22/21	2.158%	3 month LIBOR(1)	42,939	—	42,939	Barclays Bank PLC
405	10/03/21	2.160%	3 month LIBOR(1)	18,334	—	18,334	Morgan Stanley Capital Services
680	10/06/21	2.038%	3 month LIBOR(2)	(23,179)	—	(23,179)	Citibank N.A.
690	10/11/21	2.285%	3 month LIBOR(2)	(38,598)	—	(38,598)	Barclays Bank PLC
690	10/11/21	2.265%	3 month LIBOR(2)	(37,360)	—	(37,360)	Citibank N.A.
690	10/11/21	2.118%	3 month LIBOR(1)	28,230	—	28,230	Citibank N.A.
630	11/23/21	2.148%	3 month LIBOR(2)	(25,606)	—	(25,606)	Citibank N.A.
670	12/06/21	2.238%	3 month LIBOR(2)	(32,057)	—	(32,057)	Barclays Bank PLC
670	12/23/21	2.090%	3 month LIBOR(2)	(22,588)	—	(22,588)	Barclays Bank PLC
525	12/28/21	2.118%	3 month LIBOR(2)	(18,829)	—	(18,829)	Barclays Bank PLC
655	01/13/22	2.050%	3 month LIBOR(2)	(24,770)	—	(24,770)	Bank of Nova Scotia
525	01/13/22	2.068%	3 month LIBOR(1)	20,720	—	20,720	Citibank N.A.
660	01/20/22	1.999%	3 month LIBOR(2)	(21,432)	—	(21,432)	Bank of Nova Scotia
645	01/24/22	2.148%	3 month LIBOR(1)	29,825	—	29,825	Bank of Nova Scotia
510	01/24/22	2.113%	3 month LIBOR(2)	(21,900)	—	(21,900)	Bank of Nova Scotia
385	01/24/22	2.118%	3 month LIBOR(2)	(16,714)	—	(16,714)	Bank of Nova Scotia
660	01/25/22	2.171%	3 month LIBOR(1)	31,935	—	31,935	Bank of Nova Scotia
335	01/27/22	2.071%	3 month LIBOR(2)	(13,017)	—	(13,017)	Citibank N.A.
305	01/30/22	2.082%	3 month LIBOR(2)	(12,059)	—	(12,059)	Citibank N.A.
630	02/07/22	2.056%	3 month LIBOR(2)	(23,059)	—	(23,059)	Citibank N.A.
625	02/13/22	2.120%	3 month LIBOR(1)	26,358	—	26,358	Bank of Nova Scotia
490	02/17/22	2.018%	3 month LIBOR(2)	(15,810)	—	(15,810)	Bank of Nova Scotia
365	02/21/22	2.105%	3 month LIBOR(2)	(14,685)	—	(14,685)	JPMorgan Chase Bank
245	02/21/22	2.100%	3 month LIBOR(2)	(9,742)	—	(9,742)	JPMorgan Chase Bank
370	02/23/22	2.117%	3 month LIBOR(2)	(15,254)	—	(15,254)	JPMorgan Chase Bank
1,270	04/12/22	2.111%	3 month LIBOR(1)	46,363	—	46,363	Citibank N.A.
1,100	05/15/22	1.988%	3 month LIBOR(2)	(24,825)	—	(24,825)	JPMorgan Chase Bank
500	06/11/22	1.843%	3 month LIBOR(2)	(3,613)	—	(3,613)	Bank of Nova Scotia
765	08/17/26	2.965%	3 month LIBOR(2)	(86,387)	—	(86,387)	Citibank N.A.
300	08/24/41	3.074%	3 month LIBOR(2)	(39,911)	—	(39,911)	Citibank N.A.
300	08/24/41	3.065%	3 month LIBOR(2)	(39,342)	—	(39,342)	Citibank N.A.
300	09/06/41	3.110%	3 month LIBOR(2)	(42,028)	—	(42,028)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$300	09/06/41	3.028%	3 month LIBOR(2)	$(36,671)	$—	$(36,671)	UBS AG
290	09/08/41	2.954%	3 month LIBOR(1)	30,790	—	30,790	Barclays Bank PLC
230	09/09/41	3.019%	3 month LIBOR(1)	27,669	—	27,669	Barclays Bank PLC
700	09/12/41	3.053%	3 month LIBOR(2)	(89,113)	—	(89,113)	Citibank N.A.
300	10/11/41	2.719%	3 month LIBOR(2)	(15,670)	—	(15,670)	JPMorgan Chase Bank
300	10/17/41	2.905%	3 month LIBOR(1)	27,593	—	27,593	Barclays Bank PLC
290	12/12/41	2.685%	3 month LIBOR(1)	11,876	—	11,876	Citibank N.A.
285	12/20/41	2.614%	3 month LIBOR(2)	(7,188)	—	(7,188)	Citibank N.A.
170	12/20/41	2.615%	3 month LIBOR(1)	4,333	—	4,333	Barclays Bank PLC
175	01/10/42	2.718%	3 month LIBOR(1)	10,269	—	10,269	Barclays Bank PLC
275	02/09/42	2.840%	3 month LIBOR(1)	22,949	—	22,949	Barclays Bank PLC

				$10,716,758	$—	$10,716,758

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for indentical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curve, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$7,941,799	$—
Commercial Mortgage-Backed Securities	—	12,465,959	657,860
Corporate Bonds	—	17,630,329	—
Municipal Bond	—	276,268	—
Non-Corporate Foreign Agencies	—	1,790,329	—
Sovereigns	—	978,734	—
U.S. Government Agency Obligations	—	2,535,092	—
U.S. Government Mortgage-Backed Securities	—	6,268,577	—
U.S. Treasury Obligations	—	14,786,993	—
Affiliated Money Market Mutual Fund	28,257,112	—	—
Other Financial Instruments*
Futures Contracts	16,619	—	—
Interest Rate Swaps	—	10,716,758	—

Total	$28,273,731	$75,390,838	$657,860

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	27.5%
U.S. Treasury Obligations	14.4
Commercial Mortgage-Backed Securities	12.8
Asset-Backed Securities	7.7
U.S. Government Mortgage-Backed Securities	6.1
Banking	4.3
U.S. Government Agency Obligations	2.5
Energy – Integrated	2.4
Retailers	2.1

Non-Coporate Foreign Agencies	1.7%
Telecommunications	1.6
Healthcare & Pharmaceutical	1.5
Foods	1.4
Sovereigns	1.0
Pipelines & Other	0.7
Electric	0.6
Capital Goods	0.5
Non-Captive Finance	0.5
Aerospace & Defense	0.4
Consumer	0.4
Municipal Bond	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Technology	0.3%
Media & Entertainment	0.2
Metals	0.2
Insurance	0.1

91.2%
Other assets in excess of liabilities	8.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$23,382	*	Due from broker — variation margin	$6,763	*
Interest rate contracts	Unrealized appreciation on swap agreements	23,411,017		Unrealized depreciation on swap agreements	12,694,259

Total		$23,434,399			$12,701,022

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Future	Swaps	Total
Interest rate contracts	$29,088	$(25,146)	$(201,814)	$(67,618)	$(265,490)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$11,866	$1,009,654	$1,021,520

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$15,257,393	$4,097,707	$424,721,134

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2015 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $62,645,268)	$65,331,940
Affiliated investments (cost $28,257,112)	28,257,112
Unrealized appreciation on swap agreements	23,411,017
Dividends and interest receivable	347,674
Due from broker-variation margin	65,873
Tax reclaim receivable	1,988
Prepaid expenses	104

Total Assets	117,415,708

LIABILITIES:
Unrealized depreciation on swap agreements	12,694,259
Payable for investments purchased	1,483,692
Payable for fund share repurchased	504,662
Advisory fees payable	54,421
Accrued expenses and other liabilities	33,886
Shareholder servicing fees payable	8,498
Affiliated transfer agent fee payable	492

Total Liabilities	14,779,910

NET ASSETS	$102,635,798

Net assets were comprised of:
Paid-in capital	$87,802,534
Retained earnings	14,833,264

Net assets, June 30, 2012	$102,635,798

Net asset value and redemption price per share, $102,635,798 / 11,432,275 outstanding shares of beneficial interest	$8.98

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$1,241,778
Affiliated dividend income	26,597

1,268,375

EXPENSES
Advisory fees	333,364
Shareholder servicing fees and expenses	52,043
Custodian and accounting fees	31,000
Audit fee	18,000
Trustees’ fees	6,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Insurance expenses	1,000
Miscellaneous	3,319

Total expenses	459,726

NET INVESTMENT INCOME	808,649

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	874,056
Futures transactions	(201,814)
Swap agreement transactions	(67,618)
Options written transactions	(25,146)

579,478

Net change in unrealized appreciation (depreciation) on:
Investments	(395,872)
Futures	11,866
Swap agreements	1,009,654

625,648

NET GAIN ON INVESTMENTS	1,205,126

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,013,775

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$808,649	$2,335,367
Net realized gain on investment transactions	579,478	6,856,347
Net change in unrealized appreciation (depreciation) on investments	625,648	(2,572,578)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,013,775	6,619,136

DISTRIBUTIONS	(9,188,152)	(25,086,437)

FUND SHARE TRANSACTIONS:
Fund share sold [713,805 and 4,277,708 shares, respectively]	6,983,051	41,446,274
Fund share issued in reinvestment of distributions [1,025,464 and 2,674,460 shares, respectively]	9,188,152	25,086,437
Fund share repurchased [2,254,637 and 6,216,256 shares, respectively]	(21,760,763)	(66,727,839)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(5,589,560)	(195,128)

TOTAL DECREASE IN NET ASSETS	(12,763,937)	(18,662,429)
NET ASSETS:
Beginning of period	115,399,735	134,062,164

End of period	$102,635,798	$115,399,735

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 71.0%
ASSET-BACKED SECURITIES — 6.9%
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%	02/16/16	$300	$301,501
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.492%(c)	11/15/15	700	701,192
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	500	501,094
BA Credit Card Trust, Series 2006-A14, Class A14	Aaa	0.302%(c)	04/15/16	90	89,986
Bank of America Auto Trust, Series 2009-3A, Class A3, 144A	Aaa	1.670%	12/15/13	2	1,606
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	300	300,658
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.492%(c)	01/15/16	700	701,674
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	359	358,927
Chase Issuance Trust, Series 2008-A6, Class A6	Aaa	1.442%(c)	05/15/15	60	60,639
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%	08/15/17	500	500,644
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%	01/15/14	400	400,571
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%	10/15/13	13	12,611
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	200	200,192
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	200	200,104
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	500	500,393
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.302%(c)	11/15/15	650	649,996
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	200	200,362

TOTAL ASSET-BACKED SECURITIES (cost $5,661,690)					5,682,150

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.1%
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	250	259,800
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.482%(c)	01/15/46	450	500,859
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	381	380,694
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	300	333,621
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	1,000	1,136,006
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	10/15/42	300	326,774
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	417	417,468
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	200	217,573
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	200	204,220

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.390%(c)	11/12/37	$200	$223,019
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	400	455,207
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%	10/12/52	500	557,220
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	160	162,831
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	415	423,275
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	100	101,993
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	100	112,543

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,621,899)					5,813,103

CORPORATE BONDS — 10.6%
Banking — 3.5%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	100	133,160
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	140	144,307
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	100	109,118
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22	95	98,121
Citigroup, Inc., Sub. Notes	Baa3	5.000%	09/15/14	175	179,387
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	100	101,582
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	125	128,678
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	1,200	1,197,360
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	100	105,540
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	125	131,841
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.375%	10/15/15	175	178,888
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%	05/15/14	215	228,822
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	150	175,159

					2,911,963

Cable — 0.1%
Comcast Corp., Gtd. Notes	Baa1	4.950%	06/15/16	65	72,970

Capital Goods — 0.8%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	80	80,386
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $89,861; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	90	91,199
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	35	36,401
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	100	110,307
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.200%	06/01/15	160	161,862
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%	09/20/16	150	157,964

					638,119

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals — 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	$175	$194,804
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	100	114,164

					308,968

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	60	64,986
TECO Finance, Inc., Gtd. Notes	Baa2	4.000%	03/15/16	100	107,009

					171,995

Energy - Integrated — 0.8%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	85	90,366
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	65	69,135
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	200	213,547
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	107,976
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	150	159,191

					640,215

Energy - Other — 0.1%
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	100	115,479

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	4.125%	01/15/15	90	96,993
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	125	130,401

					227,394

Healthcare & Pharmaceutical — 0.7%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	200	210,709
Medtronic, Inc., Sr. Unsec’d. Notes(k)	A1	3.000%	03/15/15	100	106,117
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	2.250%	08/15/16	235	243,037

					559,863

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	50	54,982
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	60	69,164

					124,146

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	90	99,497
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	55	57,947
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	130	144,718

					302,162

Media & Entertainment — 0.4%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	100	108,589
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	130	132,309
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	100	110,013

					350,911

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals — 0.2%
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	$150	$150,361
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	26,534

					176,895

Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	5.900%	05/13/14	175	190,093
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.625%	01/07/21	25	27,498
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	75	83,289
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21	100	112,238

					413,118

Pipelines & Other — 0.4%
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.200%	09/01/20	125	143,008
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	125	126,639
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	75	78,481

					348,128

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	75	91,591

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	210,519

Telecommunications — 1.0%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	200	205,180
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	2.500%	08/15/15	305	317,508
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	100	108,926
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.950%	09/30/14	100	99,250
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	100	114,615

					845,479

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	8.500%	11/10/13	200	219,716

TOTAL CORPORATE BONDS (cost $8,518,547)					8,729,631

NON-CORPORATE FOREIGN AGENCY — 1.4%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes (cost $1,156,926)	Aaa	2.375%	08/25/21	1,160	1,166,814

SOVEREIGNS — 1.0%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	200	201,030
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	590	591,969

TOTAL SOVEREIGNS (cost $789,443)					792,999

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.3%
Federal Home Loan Banks	1.375%	05/28/14	$3,300	$3,366,762
Federal Home Loan Mortgage Corp.	0.625%	12/29/14	6,500	6,524,934
Federal Home Loan Mortgage Corp.	1.000%	07/28/17	590	589,694
Federal National Mortgage Association	2.375%	04/11/16	1,230	1,306,502
Federal National Mortgage Association(k)	5.375%	06/12/17	515	623,967
Financing Corp. FICO Strips Coupon, Series D-P	1.780%(n)	09/26/19	1,850	1,628,257
Financing Corp. FICO Strips Principal, Series 15P	1.720%(s)	03/07/19	2,250	2,014,562
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes	2.480%(s)	03/15/22	120	96,453
Israel Government AID Bond (Israel), Series 11-Z, Gtd. Notes	1.610%(s)	05/15/19	1,565	1,402,669
Resolution Funding Corp. Interest Strip, Bonds.	0.940%(s)	07/15/16	1,150	1,107,972
Resolution Funding Corp. Interest Strip, Bonds.	1.340%(s)	04/15/18	2,365	2,192,863

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $19,093,295)				20,854,635

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 6.1%
Government National Mortgage Association (cost $4,841,785)	4.000%	06/20/39-08/20/40	4,630	5,057,110

U.S. TREASURY OBLIGATIONS — 12.6%
U.S. Treasury Inflation Indexed Bonds	0.750%	02/15/42	229	240,306
U.S. Treasury Notes	0.250%	05/31/14	345	344,569
U.S. Treasury Notes(h)	0.375%	06/15/15	545	544,532
U.S. Treasury Notes	0.625%	05/31/17	170	169,216
U.S. Treasury Notes	0.750%	08/15/13	145	145,776
U.S. Treasury Notes	0.750%	06/30/17	535	535,544
U.S. Treasury Notes(h)	1.125%	05/31/19	1,145	1,146,788
U.S. Treasury Notes	1.750%	05/15/22	4,025	4,057,703
U.S. Treasury Notes	2.375%	02/28/15	335	352,509
U.S. Treasury Notes	3.125%	04/30/17	420	467,644
U.S. Treasury Strips Coupon	2.250%(n)	02/15/25	165	124,279
U.S. Treasury Strips Principal	0.420%(s)	02/15/15	2,265	2,240,126

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,374,854)				10,368,992

TOTAL LONG-TERM INVESTMENTS (cost $56,058,439)				58,465,434

			Shares
SHORT-TERM INVESTMENT — 26.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,943,171)(Note 4)(w)			21,943,171	21,943,171

TOTAL INVESTMENTS — 97.6% (cost $78,001,610)				80,408,605
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 2.4%				2,007,721

NET ASSETS — 100.0%				$82,416,326

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $89,861. The aggregate value of $91,199 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
27	90 Day Euro Dollar	Sep. 2012	$6,718,017	$6,717,600	$(417)
65	5 Year U.S. Treasury Notes	Sep. 2012	8,050,248	8,057,969	7,721

					7,304

Short Positions:
23	2 Year U.S. Treasury Notes	Sep. 2012	5,064,917	5,064,312	605
37	10 Year U.S. Treasury Notes	Sep. 2012	4,950,948	4,934,875	16,073
16	U.S. Long Bond	Sep. 2012	2,359,330	2,367,500	(8,170)
1	U.S. Ultra Bond	Sep. 2012	167,029	166,844	185

					8,693

					$15,997

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$830	09/01/13	0.502%	3 month LIBOR(2)	$(891)	$—	$(891)	Barclays Bank PLC
4,350	04/12/14	0.596%	3 month LIBOR(1)	6,026	—	6,026	Citibank N.A.
2,870	07/03/14	0.553%	3 month LIBOR(1)	677	—	677	Bank of Nova Scotia
6,200	08/17/14	0.605%	3 month LIBOR(2)	(16,454)	—	(16,454)	Barclays Bank PLC
3,790	08/27/14	0.630%	3 month LIBOR(2)	(12,261)	—	(12,261)	Barclays Bank PLC
3,790	08/28/14	0.630%	3 month LIBOR(2)	(12,191)	—	(12,191)	Barclays Bank PLC
3,100	09/01/14	0.659%	3 month LIBOR(2)	(12,130)	—	(12,130)	Citibank N.A.
600	09/12/14	0.656%	3 month LIBOR(2)	(2,304)	—	(2,304)	Barclays Bank PLC
800	09/19/14	0.669%	3 month LIBOR(2)	(3,339)	—	(3,339)	JPMorgan Chase Bank
930	09/27/14	0.650%	3 month LIBOR(2)	(3,465)	—	(3,465)	Citibank N.A.
3,440	10/17/14	0.865%	3 month LIBOR(2)	(26,482)	—	(26,482)	Barclays Bank PLC
1,510	10/18/14	0.880%	3 month LIBOR(2)	(12,176)	—	(12,176)	Barclays Bank PLC
2,910	10/26/14	0.835%	3 month LIBOR(2)	(19,896)	—	(19,896)	Barclays Bank PLC
1,000	10/28/14	0.816%	3 month LIBOR(2)	(6,346)	—	(6,346)	Barclays Bank PLC
705	10/28/14	0.809%	3 month LIBOR(2)	(4,353)	—	(4,353)	Barclays Bank PLC
2,450	03/19/15	0.844%	3 month LIBOR(2)	(21,580)	—	(21,580)	Barclays Bank PLC
450	09/28/15	0.918%	3 month LIBOR(2)	(4,736)	—	(4,736)	Barclays Bank PLC
220	08/02/16	1.735%	3 month LIBOR(1)	9,711	—	9,711	Barclays Bank PLC
460	08/03/16	1.618%	3 month LIBOR(1)	17,890	—	17,890	Barclays Bank PLC
730	08/04/16	1.525%	3 month LIBOR(1)	25,366	—	25,366	Barclays Bank PLC
240	08/04/16	1.528%	3 month LIBOR(2)	(8,371)	—	(8,371)	Citibank N.A.
14,350	08/09/16	1.425%	3 month LIBOR(1)	432,603	—	432,603	Bank of America N.A.
1,000	08/10/16	1.413%	3 month LIBOR(1)	29,561	—	29,561	Barclays Bank PLC
1,900	08/11/16	1.460%	3 month LIBOR(2)	(60,113)	—	(60,113)	HSBC Bank USA N.A.
4,750	08/17/16	1.253%	3 month LIBOR(2)	(105,600)	—	(105,600)	Barclays Bank PLC
2,900	08/17/16	1.250%	3 month LIBOR(2)	(64,149)	—	(64,149)	Barclays Bank PLC
1,500	08/18/16	1.230%	3 month LIBOR(2)	(31,804)	—	(31,804)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$590	08/22/16	1.168%	3 month LIBOR(2)	$(10,792)	$—	$(10,792)	Morgan Stanley Capital Services
1,040	08/26/16	1.299%	3 month LIBOR(1)	25,022	—	25,022	Morgan Stanley Capital Services
3,190	08/31/16	0.934%	3 month LIBOR(1)	16,403	—	16,403	Credit Suisse International
3,175	08/31/16	0.928%	3 month LIBOR(1)	15,536	—	15,536	Citibank N.A.
3,175	08/31/16	0.977%	3 month LIBOR(2)	(21,878)	—	(21,878)	Citibank N.A.
2,160	08/31/16	1.251%	3 month LIBOR(2)	(47,258)	—	(47,258)	Barclays Bank PLC
995	08/31/16	0.975%	3 month LIBOR(2)	(6,781)	—	(6,781)	JPMorgan Chase Bank
995	08/31/16	0.978%	3 month LIBOR(2)	(6,924)	—	(6,924)	JPMorgan Chase Bank
460	08/31/16	1.303%	3 month LIBOR(2)	(11,114)	—	(11,114)	Barclays Bank PLC
2,850	09/02/16	1.263%	3 month LIBOR(2)	(63,347)	—	(63,347)	Barclays Bank PLC
1,000	09/06/16	1.243%	3 month LIBOR(2)	(21,199)	—	(21,199)	Barclays Bank PLC
13,930	09/27/16	1.111%	3 month LIBOR(1)	207,578	—	207,578	Morgan Stanley Capital Services
1,160	09/28/16	1.238%	3 month LIBOR(2)	(23,805)	—	(23,805)	Barclays Bank PLC
225	09/29/16	1.255%	3 month LIBOR(2)	(4,779)	—	(4,779)	Barclays Bank PLC
2,145	10/03/16	1.273%	3 month LIBOR(1)	44,380	—	44,380	UBS AG
5,755	10/05/16	1.239%	3 month LIBOR(1)	110,136	—	110,136	Morgan Stanley Capital Services
7,520	10/06/16	1.194%	3 month LIBOR(1)	128,699	—	128,699	JPMorgan Chase Bank
1,550	10/11/16	1.430%	3 month LIBOR(2)	(42,465)	—	(42,465)	Citibank N.A.
1,985	10/27/16	1.439%	3 month LIBOR(2)	(53,972)	—	(53,972)	Barclays Bank PLC
5,700	11/01/16	1.431%	3 month LIBOR(2)	(151,779)	—	(151,779)	Barclays Bank PLC
3,160	11/02/16	1.336%	3 month LIBOR(2)	(70,717)	—	(70,717)	Barclays Bank PLC
5,700	11/22/16	1.334%	3 month LIBOR(1)	122,961	—	122,961	Morgan Stanley Capital Services
4,410	11/29/16	1.351%	3 month LIBOR(1)	97,533	—	97,533	Citibank N.A.
3,580	11/30/16	0.913%	3 month LIBOR(2)	(4,847)	—	(4,847)	JPMorgan Chase Bank
3,000	11/30/16	0.945%	3 month LIBOR(2)	(8,043)	—	(8,043)	Citibank N.A.
3,000	11/30/16	0.948%	3 month LIBOR(2)	(8,377)	—	(8,377)	Citibank N.A.
700	12/29/16	1.351%	3 month LIBOR(1)	14,938	—	14,938	Barclays Bank PLC
460	12/30/16	1.328%	3 month LIBOR(1)	8,765	—	8,765	Citibank N.A.
22,900	12/31/16	1.257%	3 month LIBOR(1)	490,265	—	490,265	Barclays Bank PLC
18,120	12/31/16	2.736%	3 month LIBOR(1)	2,574,998	—	2,574,998	Bank of America N.A.
8,100	12/31/16	1.652%	3 month LIBOR(1)	379,983	—	379,983	JPMorgan Chase Bank
4,500	12/31/16	0.000%	3 month LIBOR(1)	556,353	—	556,353	JPMorgan Chase Bank
1,400	12/31/16	2.686%	3 month LIBOR(2)	(235,625)	—	(235,625)	Morgan Stanley Capital Services
550	12/31/16	3.228%	3 month LIBOR(1)	110,875	—	110,875	Morgan Stanley Capital Services
745	01/03/17	1.311%	3 month LIBOR(2)	(18,423)	—	(18,423)	Citibank N.A.
775	01/12/17	1.201%	3 month LIBOR(2)	(14,678)	—	(14,678)	JPMorgan Chase Bank
2,240	01/20/17	1.120%	3 month LIBOR(2)	(32,745)	—	(32,745)	Bank of Nova Scotia
2,200	01/24/17	1.176%	3 month LIBOR(2)	(37,862)	—	(37,862)	Bank of Nova Scotia
1,010	01/26/17	1.215%	3 month LIBOR(1)	19,242	—	19,242	Bank of Nova Scotia
775	01/26/17	1.227%	3 month LIBOR(1)	15,240	—	15,240	JPMorgan Chase Bank
1,680	01/27/17	1.138%	3 month LIBOR(2)	(25,525)	—	(25,525)	Bank of Nova Scotia
2,265	01/31/17	1.055%	3 month LIBOR(1)	24,790	—	24,790	Bank of Nova Scotia
2,310	02/06/17	0.965%	3 month LIBOR(2)	(14,435)	—	(14,435)	Bank of Nova Scotia
645	02/08/17	1.037%	3 month LIBOR(2)	(6,265)	—	(6,265)	Bank of Nova Scotia
890	02/13/17	1.128%	3 month LIBOR(2)	(12,473)	—	(12,473)	Bank of Nova Scotia
1,150	02/21/17	1.179%	3 month LIBOR(2)	(18,640)	—	(18,640)	JPMorgan Chase Bank
2,650	03/02/17	1.085%	3 month LIBOR(2)	(29,967)	—	(29,967)	Barclays Bank PLC
660	03/06/17	1.123%	3 month LIBOR(2)	(8,590)	—	(8,590)	Barclays Bank PLC
1,250	03/29/17	1.293%	3 month LIBOR(2)	(25,900)	—	(25,900)	Barclays Bank PLC
3,900	05/17/17	1.100%	3 month LIBOR(1)	31,174	—	31,174	Bank of Nova Scotia
6,400	05/22/17	1.096%	3 month LIBOR(1)	48,654	—	48,654	Morgan Stanley Capital Services
1,550	05/23/17	1.085%	3 month LIBOR(1)	10,865	—	10,865	Bank of Nova Scotia
1,000	06/07/17	1.041%	3 month LIBOR(1)	4,301	—	4,301	Bank of Nova Scotia
560	05/15/18	2.318%	3 month LIBOR(1)	39,010	—	39,010	JPMorgan Chase Bank
2,900	07/22/18	2.455%	3 month LIBOR(2)	(247,418)	—	(247,418)	Citibank N.A.
390	08/09/18	2.136%	3 month LIBOR(1)	24,975	—	24,975	Bank of America N.A.
6,300	08/17/18	1.838%	3 month LIBOR(1)	281,487	—	281,487	Barclays Bank PLC
700	08/19/18	1.770%	3 month LIBOR(2)	(28,195)	—	(28,195)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$750	08/30/18	1.850%	3 month LIBOR(1)	$33,663	$—	$33,663	Morgan Stanley Capital Services
1,350	09/01/18	1.820%	3 month LIBOR(2)	(57,720)	—	(57,720)	Citibank N.A.
1,930	09/21/18	1.673%	3 month LIBOR(2)	(62,845)	—	(62,845)	Barclays Bank PLC
1,770	09/27/18	1.525%	3 month LIBOR(1)	40,592	—	40,592	Morgan Stanley Capital Services
255	10/03/18	1.745%	3 month LIBOR(1)	9,015	—	9,015	UBS AG
625	10/05/18	1.665%	3 month LIBOR(1)	18,866	—	18,866	Morgan Stanley Capital Services
825	10/06/18	1.599%	3 month LIBOR(1)	21,371	—	21,371	JPMorgan Chase Bank
920	10/11/18	1.770%	3 month LIBOR(1)	33,546	—	33,546	JPMorgan Chase Bank
1,720	10/19/18	1.915%	3 month LIBOR(2)	(77,670)	—	(77,670)	Barclays Bank PLC
2,510	10/21/18	1.908%	3 month LIBOR(2)	(111,848)	—	(111,848)	Barclays Bank PLC
470	11/01/18	1.984%	3 month LIBOR(2)	(22,878)	—	(22,878)	Barclays Bank PLC
230	11/02/18	1.880%	3 month LIBOR(2)	(9,676)	—	(9,676)	Barclays Bank PLC
385	11/08/18	1.738%	3 month LIBOR(2)	(12,602)	—	(12,602)	Citibank N.A.
330	11/22/18	1.766%	3 month LIBOR(1)	11,141	—	11,141	Morgan Stanley Capital Services
360	11/29/18	1.758%	3 month LIBOR(1)	11,816	—	11,816	Citibank N.A.
340	12/05/18	1.813%	3 month LIBOR(2)	(12,230)	—	(12,230)	Barclays Bank PLC
1,430	12/08/18	1.803%	3 month LIBOR(2)	(50,288)	—	(50,288)	Barclays Bank PLC
960	12/14/18	1.709%	3 month LIBOR(2)	(27,834)	—	(27,834)	Barclays Bank PLC
2,070	01/12/19	1.699%	3 month LIBOR(2)	(70,602)	—	(70,602)	Citibank N.A.
800	01/17/19	1.603%	3 month LIBOR(2)	(21,839)	—	(21,839)	Barclays Bank PLC
800	01/19/19	1.573%	3 month LIBOR(2)	(20,074)	—	(20,074)	Bank of Nova Scotia
650	02/16/19	1.580%	3 month LIBOR(1)	15,515	—	15,515	Citibank N.A.
380	02/21/19	1.573%	3 month LIBOR(2)	(8,784)	—	(8,784)	Citibank N.A.
765	02/23/19	1.633%	3 month LIBOR(2)	(20,677)	—	(20,677)	Barclays Bank PLC
240	03/05/19	1.643%	3 month LIBOR(2)	(6,540)	—	(6,540)	Bank of Nova Scotia
300	03/13/19	1.616%	3 month LIBOR(2)	(7,522)	—	(7,522)	Barclays Bank PLC
600	04/10/19	1.816%	3 month LIBOR(2)	(21,565)	—	(21,565)	Bank of Nova Scotia
450	04/13/19	1.638%	3 month LIBOR(1)	10,624	—	10,624	Bank of Nova Scotia
1,000	05/18/19	1.523%	3 month LIBOR(1)	13,689	—	13,689	Morgan Stanley Capital Services
700	05/21/19	1.475%	3 month LIBOR(1)	7,251	—	7,251	Bank of Nova Scotia
2,450	06/07/19	1.330%	3 month LIBOR(1)	(939)	—	(939)	Barclays Bank PLC
370	06/07/19	1.338%	3 month LIBOR(1)	46	—	46	Bank of Nova Scotia
2,485	09/10/20	2.620%	3 month LIBOR(2)	(228,524)	—	(228,524)	Barclays Bank PLC
4,665	10/01/20	2.523%	3 month LIBOR(2)	(380,804)	—	(380,804)	UBS AG
300	06/08/21	4.640%	3 month LIBOR(1)	30,805	—	30,805	Morgan Stanley Capital Services
400	07/20/21	3.035%	3 month LIBOR(1)	52,045	—	52,045	Citibank N.A.
160	08/09/21	2.625%	3 month LIBOR(2)	(14,670)	—	(14,670)	Citibank N.A.
560	08/15/21	2.380%	3 month LIBOR(2)	(38,761)	—	(38,761)	Barclays Bank PLC
310	08/22/21	2.204%	3 month LIBOR(1)	16,398	—	16,398	UBS AG
530	08/24/21	2.250%	3 month LIBOR(1)	30,174	—	30,174	Citibank N.A.
1,160	08/25/21	2.222%	3 month LIBOR(2)	(63,029)	—	(63,029)	Bank of America N.A.
555	09/06/21	2.431%	3 month LIBOR(1)	40,190	—	40,190	Morgan Stanley Capital Services
470	09/06/21	2.223%	3 month LIBOR(1)	25,219	—	25,219	UBS AG
325	09/06/21	2.248%	3 month LIBOR(1)	18,169	—	18,169	Barclays Bank PLC
755	09/09/21	2.205%	3 month LIBOR(2)	(39,216)	—	(39,216)	Barclays Bank PLC
310	09/13/21	2.171%	3 month LIBOR(2)	(15,082)	—	(15,082)	Bank of America N.A.
85	09/19/21	2.259%	3 month LIBOR(2)	(4,775)	—	(4,775)	Barclays Bank PLC
300	09/22/21	2.158%	3 month LIBOR(1)	14,078	—	14,078	Barclays Bank PLC
300	09/23/21	2.099%	3 month LIBOR(2)	(12,483)	—	(12,483)	Citibank N.A.
355	10/03/21	2.160%	3 month LIBOR(1)	16,071	—	16,071	Morgan Stanley Capital Services
240	10/04/21	2.108%	3 month LIBOR(1)	9,724	—	9,724	Citibank N.A.
620	10/06/21	2.038%	3 month LIBOR(2)	(21,134)	—	(21,134)	Citibank N.A.
115	10/06/21	2.060%	3 month LIBOR(2)	(4,152)	—	(4,152)	UBS AG
405	10/07/21	2.135%	3 month LIBOR(1)	17,310	—	17,310	Citibank N.A.
670	10/11/21	2.265%	3 month LIBOR(2)	(36,277)	—	(36,277)	Citibank N.A.
220	10/11/21	2.118%	3 month LIBOR(1)	9,001	—	9,001	Citibank N.A.
550	11/23/21	2.148%	3 month LIBOR(2)	(22,355)	—	(22,355)	Citibank N.A.
770	12/19/21	2.053%	3 month LIBOR(1)	23,513	—	23,513	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,090	12/22/21	2.085%	3 month LIBOR(1)	$36,308	$—	$36,308	Barclays Bank PLC
390	12/23/21	2.090%	3 month LIBOR(2)	(13,148)	—	(13,148)	Barclays Bank PLC
515	12/28/21	2.118%	3 month LIBOR(2)	(18,471)	—	(18,471)	Barclays Bank PLC
600	01/03/22	2.058%	3 month LIBOR(1)	23,539	—	23,539	Citibank N.A.
585	01/13/22	2.050%	3 month LIBOR(2)	(22,122)	—	(22,122)	Bank of Nova Scotia
160	01/13/22	2.068%	3 month LIBOR(1)	6,315	—	6,315	Citibank N.A.
570	01/20/22	1.999%	3 month LIBOR(2)	(18,510)	—	(18,510)	Bank of Nova Scotia
540	01/24/22	2.148%	3 month LIBOR(1)	24,970	—	24,970	Bank of Nova Scotia
425	01/24/22	2.113%	3 month LIBOR(2)	(18,250)	—	(18,250)	Bank of Nova Scotia
325	01/24/22	2.118%	3 month LIBOR(2)	(14,109)	—	(14,109)	Bank of Nova Scotia
570	01/25/22	2.171%	3 month LIBOR(1)	27,580	—	27,580	Bank of Nova Scotia
255	01/27/22	2.071%	3 month LIBOR(2)	(9,908)	—	(9,908)	Citibank N.A.
255	01/30/22	2.082%	3 month LIBOR(2)	(10,082)	—	(10,082)	Citibank N.A.
500	02/02/22	1.914%	3 month LIBOR(2)	(11,747)	—	(11,747)	Citibank N.A.
485	02/07/22	2.056%	3 month LIBOR(2)	(17,752)	—	(17,752)	Citibank N.A.
470	02/13/22	2.120%	3 month LIBOR(1)	19,821	—	19,821	Bank of Nova Scotia
365	02/17/22	2.018%	3 month LIBOR(2)	(11,777)	—	(11,777)	Bank of Nova Scotia
270	02/21/22	2.105%	3 month LIBOR(2)	(10,863)	—	(10,863)	JPMorgan Chase Bank
180	02/21/22	2.100%	3 month LIBOR(2)	(7,157)	—	(7,157)	JPMorgan Chase Bank
270	02/23/22	2.117%	3 month LIBOR(2)	(11,131)	—	(11,131)	JPMorgan Chase Bank
600	03/28/22	2.350%	3 month LIBOR(1)	36,719	—	36,719	Barclays Bank PLC
995	04/12/22	2.111%	3 month LIBOR(1)	36,324	—	36,324	Citibank N.A.
700	05/15/22	1.988%	3 month LIBOR(2)	(15,797)	—	(15,797)	JPMorgan Chase Bank
500	06/11/22	1.843%	3 month LIBOR(2)	(3,613)	—	(3,613)	Bank of Nova Scotia
320	06/20/22	1.716%	3 month LIBOR(2)	1,614	—	1,614	Bank of Nova Scotia
240	08/24/41	3.065%	3 month LIBOR(2)	(31,474)	—	(31,474)	Citibank N.A.
240	08/24/41	3.074%	3 month LIBOR(2)	(31,929)	—	(31,929)	Citibank N.A.
245	09/06/41	3.028%	3 month LIBOR(2)	(29,948)	—	(29,948)	UBS AG
245	09/06/41	3.110%	3 month LIBOR(2)	(34,323)	—	(34,323)	UBS AG
230	09/08/41	2.954%	3 month LIBOR(1)	24,419	—	24,419	Barclays Bank PLC
180	09/09/41	3.019%	3 month LIBOR(1)	21,654	—	21,654	Barclays Bank PLC
290	10/11/41	2.719%	3 month LIBOR(2)	(15,147)	—	(15,147)	JPMorgan Chase Bank
290	10/17/41	2.905%	3 month LIBOR(1)	26,673	—	26,673	Barclays Bank PLC
260	12/12/41	2.685%	3 month LIBOR(1)	10,647	—	10,647	Citibank N.A.
260	12/20/41	2.614%	3 month LIBOR(2)	(6,558)	—	(6,558)	Citibank N.A.
155	12/20/41	2.615%	3 month LIBOR(1)	3,951	—	3,951	Barclays Bank PLC
160	01/10/42	2.718%	3 month LIBOR(1)	9,389	—	9,389	Barclays Bank PLC
170	01/11/42	2.710%	3 month LIBOR(1)	9,686	—	9,686	Citibank N.A.
330	01/12/42	2.773%	3 month LIBOR(2)	(23,308)	—	(23,308)	Citibank N.A.
210	02/09/42	2.840%	3 month LIBOR(1)	17,525	—	17,525	Barclays Bank PLC

				$3,156,985	$—	$3,156,985

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$5,682,150	$—
Commercial Mortgage-Backed Securities	—	5,287,835	525,268
Corporate Bonds	—	8,729,631	—
Non-Corporate Foreign Agency	—	1,166,814	—
Sovereigns	—	792,999	—
U.S. Government Agency Obligations	—	20,854,635	—
U.S. Government Mortgage-Backed Securities	—	5,057,110	—
U.S. Treasury Obligations	—	10,368,992	—
Affiliated Money Market Mutual Fund	21,943,171	—	—
Other Financial Instruments*
Futures Contracts	15,997	—	—
Interest Rate Swaps	—	3,156,985	—

Total	$21,959,168	$61,097,151	$525,268

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Interest Rate Swaps
Balance as of 12/31/11	$—	$3,008,026
Realized gain (loss)	—	— **
Change in unrealized appreciation (depreciation)***	—	(245,096)
Purchases	525,268	—
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	(2,762,930)

Balance as of 06/30/12	$525,268	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain earned during the period for other financial instruments was $332,870.

***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 6 Interest Rate Swaps transferred from Level 3 into Level 2 as a result of the swaps no longer being fair valued in accordance with the Board of Trustees’ approval.

Included in the table above, under Level 3 securities are commercial mortgage-backed securities which were valued using a single broker quote in the absence of a vendor price. Single broker-dealer price quotations are significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	26.6%
U.S. Government Agency Obligations	25.3
U.S. Treasury Obligations	12.6
Commercial Mortgage-Backed Securities	7.1
Asset-Backed Securities	6.9
U.S. Government Mortgage-Backed Securities	6.1
Banking	3.5
Non-Corporate Foreign Agency	1.4
Sovereigns	1.0
Telecommunications	1.0
Capital Goods	0.8
Energy – Integrated	0.8
Healthcare & Pharmaceutical	0.7
Non-Captive Finance	0.5
Insurance	0.4

Chemicals	0.4%
Media & Entertainment	0.4
Pipelines & Other	0.4
Foods	0.3
Retailers	0.3
Tobacco	0.3
Electric	0.2
Metals	0.2
Cable	0.1
Energy – Other	0.1
Healthcare Insurance	0.1
Railroads	0.1

97.6
Other assets in excess of liabilities	2.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$6,792,963		Unrealized depreciation on swap agreements	$3,635,978
Interest rate contracts	Due from broker — variation margin	24,584	*	Due from broker — variation margin	8,587	*

Total		$6,817,547			$3,644,565

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$24,894	$(20,764)	$(169,566)	$423,403	$257,967

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$2,902	$554,298	$557,200

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$10,577,389	$7,836,579	$286,596,667

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $56,058,439)	$58,465,434
Affiliated investments (cost $21,943,171)	21,943,171
Cash	502,690
Unrealized appreciation on swap agreements	6,792,963
Dividends and interest receivable	155,732
Receivable for investments sold	104,043
Due from broker-variation margin	35,494
Tax reclaim receivable	1,574
Prepaid expenses	54

Total Assets	88,001,155

LIABILITIES:
Unrealized depreciation on swap agreements	3,635,978
Payable for investments purchased	1,162,012
Payable for fund share repurchased	701,397
Advisory fees payable	44,571
Accrued expenses and other liabilities	33,418
Shareholder servicing fees payable	6,961
Affiliated transfer agent fee payable	492

Total Liabilities	5,584,829

NET ASSETS	$82,416,326

Net assets were comprised of:
Paid-in capital	$75,787,957
Retained earnings	6,628,369

Net assets, June 30, 2012	$82,416,326

Net asset value and redemption price per share, $82,416,326 / 9,615,101 outstanding shares of beneficial interest	$8.57

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$573,658
Affiliated dividend income	21,530

595,188

EXPENSES
Advisory fees	255,679
Shareholder servicing fees and expenses	39,916
Custodian and accounting fees	30,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Trustees’ fees	5,000
Legal fees and expenses	4,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	4,378

Total expenses	367,973

NET INVESTMENT INCOME	227,215

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	597,743
Futures transactions	(169,566)
Swap agreement transactions	423,403
Options written transactions	(20,764)

830,816

Net change in unrealized appreciation (depreciation) on:
Investments	424,055
Futures	2,902
Swap agreements	554,298

981,255

NET GAIN ON INVESTMENTS	1,812,071

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,039,286

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$227,215	$252,662
Net realized gain on investment transactions	830,816	860,488
Net change in unrealized appreciation (depreciation) on investments	981,255	3,020,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,039,286	4,133,287

DISTRIBUTIONS	(1,111,829)	(8,580,107)

FUND SHARE TRANSACTIONS:
Fund share sold [2,281,604 and 18,276,364 shares, respectively]	19,701,584	155,820,668
Fund share issued in reinvestment of distributions [130,038 and 1,064,530 shares, respectively]	1,111,829	8,580,107
Fund share repurchased [5,173,381 and 11,034,394 shares, respectively]	(44,253,079)	(97,994,469)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(23,439,666)	66,406,306

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,512,209)	61,959,486
NET ASSETS:
Beginning of period	104,928,535	42,969,049

End of period	$82,416,326	$104,928,535

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 60.5%
ASSET-BACKED SECURITIES — 6.5%
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%	03/17/14	$325	$325,286
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%	02/16/16	1,300	1,306,503
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.492%(c)	11/15/15	800	801,362
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.412%(c)	04/15/17	1,600	1,602,841
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	500	501,094
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	800	801,755
Bank of America Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.282%(c)	12/15/16	800	799,330
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%(c)	03/15/16	1,400	1,470,077
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.492%(c)	01/15/16	800	801,913
BMW Vehicle Lease Trust, Series 2011-1, Class A2	Aaa	0.640%	04/22/13	260	260,179
BMW Vehicle Lease Trust, Series 2012-1, Class A2	Aaa	0.590%	06/20/14	1,300	1,300,119
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	2,062	2,063,829
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.362%(c)	09/15/15	800	800,529
Citibank Credit Card Issuance Trust, Series 2005-C3, Class C3	Baa2	0.652%(c)	07/15/14	700	700,022
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%	09/20/19	830	1,004,482
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.542%(c)	02/17/15	1,500	1,502,424
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%	08/15/17	1,000	1,001,289
Discover Card Master Trust, Series 2012-A3, Class A3	Aaa	0.860%	11/15/17	1,000	1,002,595
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%	09/15/13	527	527,450
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%	01/15/14	1,700	1,702,427
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	1,200	1,201,153
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	600	600,312
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	2,500	2,501,967
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.242%(c)	03/15/15	700	702,198
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.302%(c)	11/15/15	850	849,994
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%	12/16/13	400	400,773
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	1,000	1,001,808

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%	04/15/14	$963	$963,448
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%	01/15/15	900	900,640

TOTAL ASSET-BACKED SECURITIES (cost $29,310,283)					29,397,799

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334%(c)	09/10/45	99	99,085
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%	06/11/50	600	638,867
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	1,080	1,122,338
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.482%(c)	01/15/46	2,000	2,226,040
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.941%(c)	06/10/46	175	197,046
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	Aa2	4.832%	04/15/37	500	529,892
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	508	507,593
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	1,676	1,714,960
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	1,100	1,223,277
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	4,300	4,884,826
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	10/15/42	400	435,698
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	556	556,624
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	900	979,079
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	1,300	1,327,431
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3	Aaa	4.559%(c)	09/15/27	490	491,701
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	AAA(d)	5.300%	11/15/38	265	269,799
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.390%(c)	11/12/37	100	111,509
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	1,900	2,162,232
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%	10/12/52	750	835,830
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	840	854,865
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	2,385	2,432,554
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	555	566,064
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	1,000	1,111,549

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%(c)	06/15/45	$2,000	$2,280,474
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	550	618,986

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $27,304,691)					28,178,319

CORPORATE BONDS — 7.2%
Banking — 2.7%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	350	466,061
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%	09/01/17	605	652,908
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	07/15/21	350	381,913
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	325	335,678
Citigroup, Inc., Unsec’d. Notes(a)	Baa2	8.500%	05/22/19	450	555,765
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	Aa2	1.850%	01/10/14	350	352,529
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.250%	07/27/21	350	355,536
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	425	437,505
Inter-American Development Bank, Sr. Unsec’d. Notes(a)	Aaa	0.500%	08/17/15	6,400	6,385,920
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	350	369,389
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	75	79,105
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19	400	467,493
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%	04/28/15	100	103,371
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	400	391,768
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21	135	149,974
UBS AG London (Switzerland), Covered Notes, 144A	Aaa	2.250%	03/30/17	465	466,429
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%	05/15/14	240	255,429
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	150	175,159

					12,381,932

Capital Goods — 0.6%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	445	447,149
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $104,838; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	105	106,399
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%	09/15/21	35	36,882
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	140	145,604
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(k)	A2	3.900%	07/12/21	350	386,074
United Technologies Corp., Sr. Unsec’d. Notes(a)	A2	1.800%	06/01/17	660	674,017
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	120	123,141
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%	09/20/16	630	663,447

					2,582,713

Chemicals — 0.1%
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	450	513,739

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	$280	$303,263

Energy - Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.846%	05/05/17	605	611,017
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	195	207,310
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.200%	03/11/16	225	239,312
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	107,976
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	Baa2	6.100%	06/01/18	200	236,872
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	175	185,723

					1,588,210

Energy - Other — 0.1%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	1.750%	02/15/17	545	554,196
Weatherford International Ltd. (Switzerland), Gtd. Notes	Baa2	9.625%	03/01/19	50	65,162

					619,358

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	A3	4.125%	01/15/15	425	458,024
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	A3	7.750%	01/15/19	250	330,188
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	150	156,482
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	400	473,342
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	75	82,157

					1,500,193

Healthcare & Pharmaceutical — 0.5%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	220	231,780
Amgen, Inc., Sr. Unsec’d. Notes(a)	Baa1	2.300%	06/15/16	370	380,276
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes(a)	A1	1.500%	05/08/17	560	561,014
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	A3	2.250%	08/15/16	965	998,005

					2,171,075

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.125%	06/01/21	275	302,400
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	280	322,763

					625,163

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	380	420,099
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	65	68,482
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	855	951,802
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	350	443,275

					1,883,658

Media & Entertainment — 0.3%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	350	380,061

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value ( Note 2)

CORPORATE BONDS (continued)
Media & Entertainment (continued)
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	$170	$173,019
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	470	517,059
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.875%	03/15/20	425	478,440

					1,548,579

Metals — 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.125%	06/01/18	100	101,395
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	175	175,421
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	26,534

					303,350

Non-Captive Finance — 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A1	4.625%	01/07/21	75	82,493
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A1	4.650%	10/17/21	260	288,737
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	175	204,763
General Electric Capital Corp., Sub. Notes(a)(h)	A2	5.300%	02/11/21	625	701,489

					1,277,482

Pipelines & Other — 0.2%
Enterprise Products Operating LLC, Gtd. Notes(a)	Baa2	5.200%	09/01/20	125	143,008
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	3.950%	09/01/22	475	481,228
Williams Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.125%	11/15/20	350	366,243

					990,479

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	350	427,422

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	210,519
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	350	436,469
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	425	490,155

					1,137,143

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes(a)	A2	2.375%	09/08/16	570	584,764
AT&T, Inc., Sr. Unsec’d. Notes	A2	2.500%	08/15/15	355	369,559
AT&T, Inc., Sr. Unsec’d. Notes(a)(h)	A2	3.875%	08/15/21	600	653,555
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	75	102,629
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	350	401,152

					2,111,659

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	405	560,426

TOTAL CORPORATE BONDS (cost $31,570,669)					32,525,844

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

NON-CORPORATE FOREIGN AGENCY — 1.1%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes (cost $4,892,002)	Aaa	2.375%	08/25/21	$4,905	$4,933,813

SOVEREIGNS — 0.9%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes(a)	Aaa	0.875%	02/14/17	1,035	1,040,331
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	3,180	3,190,612

TOTAL SOVEREIGNS (cost $4,212,027)					4,230,943

U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.6%
Federal Home Loan Banks		1.375%	05/28/14	13,500	13,773,118
Federal Home Loan Mortgage Corp.		0.375%	11/27/13	18,915	18,929,678
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	45	45,173
Federal Home Loan Mortgage Corp.		1.000%	07/28/17	11,870	11,863,839
Federal Home Loan Mortgage Corp.		1.375%	02/25/14	9,430	9,588,754
Federal Home Loan Mortgage Corp.(a)		5.125%	11/17/17	1,500	1,816,852
Federal National Mortgage Association		2.375%	04/11/16	11,440	12,151,534
Federal National Mortgage Association(k)		2.560%(s)	11/15/21	820	659,220
Federal National Mortgage Association		5.375%	06/12/17	6,090	7,378,559
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.480%(n)	03/15/22	490	393,850
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	2,260	2,968,424
Residual Funding - Strip Principal		1.560%(s)	10/15/19	7,000	6,276,781
Tennessee Valley Authority(a)		5.500%	07/18/17	5,950	7,235,343

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $91,131,925)					93,081,125

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 5.2%
Government National Mortgage Association (cost $22,298,023)		4.000%	06/20/39-10/15/41	21,386	23,374,923

U.S. TREASURY OBLIGATIONS — 12.8%
U.S. Treasury Inflation Indexed Bonds		0.750%	02/15/42	1,273	1,335,029
U.S. Treasury Notes		0.250%	05/31/14	1,890	1,887,638
U.S. Treasury Notes		0.375%	06/15/15	3,760	3,756,770
U.S. Treasury Notes		0.625%	05/31/17	945	940,644
U.S. Treasury Notes		0.750%	08/15/13	815	819,362
U.S. Treasury Notes		0.750%	06/30/17	2,035	2,037,068
U.S. Treasury Notes(h)		1.125%	05/31/19	6,315	6,324,864
U.S. Treasury Notes(a)		1.750%	05/15/22	24,520	24,719,225
U.S. Treasury Notes		2.375%	02/28/15	3,925	4,130,144
U.S. Treasury Strips Coupon		2.250%(n)	02/15/25	890	670,356
U.S. Treasury Strips Principal		0.420%(s)	02/15/15	11,325	11,200,629

TOTAL U.S. TREASURY OBLIGATIONS (cost $57,769,245)					57,821,729

TOTAL LONG-TERM INVESTMENTS (cost $268,488,865)					273,544,495

				Shares
SHORT-TERM INVESTMENT — 42.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $191,495,535; includes $31,647,771 of cash collateral received for securities on loan) (Note 4)(b)(w)				191,495,535	191,495,535

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS — 102.8% (cost $459,984,400)	$465,040,030
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.8)%	(12,722,911)

NET ASSETS — 100.0%	$452,317,119

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,948,072; cash collateral of $31,647,771 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $104,838. The aggregate value of $106,399 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
136	90 Day Euro Dollar	Sep. 2012	$33,838,901	$33,836,800	$(2,101)
260	5 Year U.S. Treasury Notes	Sep. 2012	32,193,241	32,231,875	38,634

					36,533

Short Positions:
77	2 Year U.S. Treasury Notes	Sep. 2012	16,956,499	16,954,438	2,061
160	10 Year U.S. Treasury Notes	Sep. 2012	21,419,468	21,340,000	79,468
81	U.S. Long Bond	Sep. 2012	11,942,087	11,985,469	(43,382)
8	U.S. Ultra Bond	Sep. 2012	1,336,357	1,334,750	1,607

					39,754

					$76,287

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$4,575	09/01/13	0.502%	3 month LIBOR(2)	$(4,911)	$—	$(4,911)	Barclays Bank PLC
19,585	10/30/13	0.563%	3 month LIBOR(2)	(14,304)	—	(14,304)	Morgan Stanley Capital Services
14,755	05/28/14	0.580%	3 month LIBOR(2)	(10,913)	—	(10,913)	Barclays Bank PLC
7,000	08/22/14	0.583%	3 month LIBOR(2)	(14,437)	—	(14,437)	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$10,100	09/01/14	0.659%	3 month LIBOR(2)	$(39,519)	$—	$(39,519)	Citibank N.A.
3,000	09/12/14	0.656%	3 month LIBOR(2)	(11,522)	—	(11,522)	Barclays Bank PLC
3,600	09/19/14	0.669%	3 month LIBOR(2)	(15,023)	—	(15,023)	JPMorgan Chase Bank
5,150	10/18/14	0.880%	3 month LIBOR(2)	(41,527)	—	(41,527)	Barclays Bank PLC
10,110	10/26/14	0.835%	3 month LIBOR(2)	(69,124)	—	(69,124)	Barclays Bank PLC
4,495	10/28/14	0.816%	3 month LIBOR(2)	(28,526)	—	(28,526)	Barclays Bank PLC
3,300	10/28/14	0.809%	3 month LIBOR(2)	(20,377)	—	(20,377)	Barclays Bank PLC
10,700	03/19/15	0.844%	3 month LIBOR(2)	(94,249)	—	(94,249)	Barclays Bank PLC
2,000	09/28/15	0.918%	3 month LIBOR(2)	(21,051)	—	(21,051)	Barclays Bank PLC
1,700	07/29/16	1.753%	3 month LIBOR(2)	(76,744)	—	(76,744)	Barclays Bank PLC
1,050	08/04/16	1.528%	3 month LIBOR(2)	(36,625)	—	(36,625)	Citibank N.A.
23,500	08/10/16	1.438%	3 month LIBOR(1)	720,788	—	720,788	Barclays Bank PLC
2,500	08/22/16	1.168%	3 month LIBOR(2)	(45,729)	—	(45,729)	Morgan Stanley Capital Services
4,300	08/26/16	1.299%	3 month LIBOR(1)	103,456	—	103,456	Morgan Stanley Capital Services
17,810	08/31/16	0.934%	3 month LIBOR(1)	91,578	—	91,578	Credit Suisse International
17,715	08/31/16	0.928%	3 month LIBOR(1)	86,682	—	86,682	Citibank N.A.
17,715	08/31/16	0.977%	3 month LIBOR(2)	(122,070)	—	(122,070)	Citibank N.A.
5,540	08/31/16	0.975%	3 month LIBOR(2)	(37,755)	—	(37,755)	JPMorgan Chase Bank
5,540	08/31/16	0.978%	3 month LIBOR(2)	(38,550)	—	(38,550)	JPMorgan Chase Bank
5,880	09/15/16	1.174%	3 month LIBOR(1)	105,592	—	105,592	Barclays Bank PLC
30,900	09/27/16	1.111%	3 month LIBOR(1)	460,458	—	460,458	Morgan Stanley Capital Services
4,910	09/28/16	1.238%	3 month LIBOR(2)	(100,759)	—	(100,759)	Barclays Bank PLC
8,925	10/03/16	1.273%	3 month LIBOR(1)	184,660	—	184,660	UBS AG
8,685	10/05/16	1.239%	3 month LIBOR(1)	166,208	—	166,208	Morgan Stanley Capital Services
13,450	10/06/16	1.194%	3 month LIBOR(1)	230,186	—	230,186	JPMorgan Chase Bank
9,260	10/27/16	1.439%	3 month LIBOR(2)	(251,778)	—	(251,778)	Barclays Bank PLC
10,210	11/01/16	1.431%	3 month LIBOR(2)	(271,870)	—	(271,870)	Barclays Bank PLC
12,165	11/02/16	1.336%	3 month LIBOR(2)	(272,238)	—	(272,238)	Barclays Bank PLC
16,790	11/22/16	1.334%	3 month LIBOR(1)	362,196	—	362,196	Morgan Stanley Capital Services
7,370	11/29/16	1.351%	3 month LIBOR(1)	162,997	—	162,997	Citibank N.A.
19,535	11/30/16	0.913%	3 month LIBOR(2)	(26,451)	—	(26,451)	JPMorgan Chase Bank
16,140	11/30/16	0.945%	3 month LIBOR(2)	(43,270)	—	(43,270)	Citibank N.A.
16,140	11/30/16	0.948%	3 month LIBOR(2)	(45,071)	—	(45,071)	Citibank N.A.
8,165	11/30/16	1.398%	3 month LIBOR(1)	196,982	—	196,982	Barclays Bank PLC
14,140	12/05/16	1.338%	3 month LIBOR(2)	(301,485)	—	(301,485)	Barclays Bank PLC
3,300	12/29/16	1.351%	3 month LIBOR(1)	70,421	—	70,421	Barclays Bank PLC
2,210	12/30/16	1.328%	3 month LIBOR(1)	42,111	—	42,111	Citibank N.A.
2,520	01/03/17	1.311%	3 month LIBOR(2)	(62,315)	—	(62,315)	Citibank N.A.
3,770	01/12/17	1.201%	3 month LIBOR(2)	(71,403)	—	(71,403)	JPMorgan Chase Bank
5,610	01/20/17	1.120%	3 month LIBOR(2)	(82,010)	—	(82,010)	Bank of Nova Scotia
4,000	01/24/17	1.176%	3 month LIBOR(2)	(68,841)	—	(68,841)	Bank of Nova Scotia
3,770	01/26/17	1.227%	3 month LIBOR(1)	74,138	—	74,138	JPMorgan Chase Bank
3,145	01/26/17	1.215%	3 month LIBOR(1)	59,916	—	59,916	Bank of Nova Scotia
10,545	01/27/17	1.138%	3 month LIBOR(2)	(160,216)	—	(160,216)	Bank of Nova Scotia
10,900	01/31/17	1.055%	3 month LIBOR(1)	119,301	—	119,301	Bank of Nova Scotia
3,900	02/02/17	1.020%	3 month LIBOR(1)	35,511	—	35,511	Bank of Nova Scotia
10,030	02/06/17	0.965%	3 month LIBOR(2)	(62,676)	—	(62,676)	Bank of Nova Scotia
4,460	02/08/17	1.037%	3 month LIBOR(2)	(43,323)	—	(43,323)	Bank of Nova Scotia
4,585	02/13/17	1.128%	3 month LIBOR(2)	(64,257)	—	(64,257)	Bank of Nova Scotia
1,475	02/21/17	1.179%	3 month LIBOR(2)	(23,907)	—	(23,907)	JPMorgan Chase Bank
4,180	03/06/17	1.123%	3 month LIBOR(2)	(54,400)	—	(54,400)	Barclays Bank PLC
3,000	03/30/17	1.233%	3 month LIBOR(2)	(49,603)	—	(49,603)	Bank of Nova Scotia
24,900	05/17/17	1.100%	3 month LIBOR(1)	199,031	—	199,031	Bank of Nova Scotia
10,500	05/18/17	1.131%	3 month LIBOR(1)	99,592	—	99,592	Morgan Stanley Capital Services
9,700	05/23/17	1.085%	3 month LIBOR(1)	67,994	—	67,994	Bank of Nova Scotia
12,000	06/07/17	0.998%	3 month LIBOR(1)	25,842	—	25,842	Barclays Bank PLC
11,800	06/07/17	1.041%	3 month LIBOR(1)	50,749	—	50,749	Bank of Nova Scotia
49,600	12/31/17	3.054%	3 month LIBOR(1)	7,984,620	—	7,984,620	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$38,885	12/31/17	2.994%	3 month LIBOR(1)	$6,746,502	$—	$6,746,502	Citibank N.A.
33,200	12/31/17	1.975%	3 month LIBOR(1)	2,166,893	—	2,166,893	Citibank N.A.
22,800	12/31/17	0.000%	3 month LIBOR(2)	(3,653,465)	—	(3,653,465)	JPMorgan Chase Bank
19,000	12/31/17	2.724%	3 month LIBOR(1)	2,795,022	—	2,795,022	Citibank N.A.
16,000	12/31/17	2.267%	3 month LIBOR(1)	1,682,697	—	1,682,697	Bank of America N.A.
10,380	12/31/17	2.252%	3 month LIBOR(1)	1,088,181	—	1,088,181	Citibank N.A.
2,480	05/15/18	2.318%	3 month LIBOR(1)	172,757	—	172,757	JPMorgan Chase Bank
5,250	07/27/18	2.464%	3 month LIBOR(2)	(449,423)	—	(449,423)	Bank of America N.A.
101,000	08/09/18	2.008%	3 month LIBOR(1)	5,644,363	—	5,644,363	Barclays Bank PLC
2,390	08/09/18	2.136%	3 month LIBOR(1)	153,054	—	153,054	Bank of America N.A.
18,200	08/10/18	2.059%	3 month LIBOR(1)	1,075,120	—	1,075,120	Citibank N.A.
63,740	08/11/18	2.047%	3 month LIBOR(1)	3,712,723	—	3,712,723	Morgan Stanley Capital Services
6,500	08/11/18	2.033%	3 month LIBOR(2)	(372,638)	—	(372,638)	HSBC Bank USA N.A.
5,500	08/12/18	1.764%	3 month LIBOR(1)	221,581	—	221,581	UBS AG
6,600	08/17/18	1.845%	3 month LIBOR(2)	(298,026)	—	(298,026)	Morgan Stanley Capital Services
24,200	08/18/18	1.783%	3 month LIBOR(2)	(994,806)	—	(994,806)	Citibank N.A.
4,675	08/18/18	1.818%	3 month LIBOR(2)	(202,547)	—	(202,547)	Citibank N.A.
5,650	08/25/18	1.773%	3 month LIBOR(1)	226,840	—	226,840	Morgan Stanley Capital Services
3,120	08/30/18	1.850%	3 month LIBOR(1)	140,039	—	140,039	Morgan Stanley Capital Services
3,190	08/31/18	1.798%	3 month LIBOR(2)	(133,012)	—	(133,012)	Barclays Bank PLC
5,545	09/02/18	1.825%	3 month LIBOR(2)	(238,767)	—	(238,767)	Barclays Bank PLC
2,480	09/06/18	1.820%	3 month LIBOR(2)	(105,487)	—	(105,487)	Barclays Bank PLC
3,025	09/21/18	1.673%	3 month LIBOR(2)	(98,500)	—	(98,500)	Barclays Bank PLC
40,860	09/27/18	1.525%	3 month LIBOR(1)	937,057	—	937,057	Morgan Stanley Capital Services
2,910	09/28/18	1.598%	3 month LIBOR(1)	79,965	—	79,965	Barclays Bank PLC
1,455	09/29/18	1.735%	3 month LIBOR(2)	(52,593)	—	(52,593)	Barclays Bank PLC
5,005	10/03/18	1.745%	3 month LIBOR(1)	176,950	—	176,950	UBS AG
10,650	10/05/18	1.665%	3 month LIBOR(1)	321,471	—	321,471	Morgan Stanley Capital Services
16,695	10/06/18	1.599%	3 month LIBOR(1)	432,475	—	432,475	JPMorgan Chase Bank
4,070	10/11/18	1.770%	3 month LIBOR(1)	148,404	—	148,404	JPMorgan Chase Bank
4,115	10/19/18	1.915%	3 month LIBOR(2)	(185,821)	—	(185,821)	Barclays Bank PLC
10,065	10/21/18	1.908%	3 month LIBOR(2)	(448,504)	—	(448,504)	Barclays Bank PLC
11,150	11/01/18	1.984%	3 month LIBOR(2)	(542,738)	—	(542,738)	Barclays Bank PLC
12,755	11/02/18	1.880%	3 month LIBOR(2)	(536,600)	—	(536,600)	Barclays Bank PLC
5,135	11/08/18	1.738%	3 month LIBOR(2)	(168,076)	—	(168,076)	Citibank N.A.
16,495	11/22/18	1.766%	3 month LIBOR(1)	556,868	—	556,868	Morgan Stanley Capital Services
21,035	11/25/18	1.746%	3 month LIBOR(1)	679,525	—	679,525	Morgan Stanley Capital Services
16,125	11/29/18	1.758%	3 month LIBOR(1)	529,267	—	529,267	Citibank N.A.
7,235	11/30/18	1.830%	3 month LIBOR(1)	270,162	—	270,162	Barclays Bank PLC
12,845	12/05/18	1.813%	3 month LIBOR(2)	(462,060)	—	(462,060)	Barclays Bank PLC
7,000	12/08/18	1.803%	3 month LIBOR(2)	(246,165)	—	(246,165)	Barclays Bank PLC
3,700	12/14/18	1.709%	3 month LIBOR(2)	(107,279)	—	(107,279)	Barclays Bank PLC
6,490	01/12/19	1.699%	3 month LIBOR(2)	(221,354)	—	(221,354)	Citibank N.A.
6,220	01/17/19	1.603%	3 month LIBOR(2)	(169,801)	—	(169,801)	Barclays Bank PLC
3,080	01/19/19	1.573%	3 month LIBOR(2)	(77,285)	—	(77,285)	Bank of Nova Scotia
10,890	01/31/19	1.555%	3 month LIBOR(2)	(252,665)	—	(252,665)	Morgan Stanley Capital Services
5,375	02/03/19	1.448%	3 month LIBOR(2)	(84,246)	—	(84,246)	Bank of Nova Scotia
7,285	02/06/19	1.438%	3 month LIBOR(2)	(107,904)	—	(107,904)	Bank of Nova Scotia
1,980	02/21/19	1.573%	3 month LIBOR(2)	(45,771)	—	(45,771)	Citibank N.A.
3,770	02/23/19	1.633%	3 month LIBOR(2)	(101,896)	—	(101,896)	Barclays Bank PLC
4,150	03/02/19	1.543%	3 month LIBOR(2)	(85,355)	—	(85,355)	Barclays Bank PLC
1,650	03/05/19	1.643%	3 month LIBOR(2)	(44,961)	—	(44,961)	Bank of Nova Scotia
2,780	03/13/19	1.616%	3 month LIBOR(2)	(69,701)	—	(69,701)	Barclays Bank PLC
2,500	04/10/19	1.816%	3 month LIBOR(2)	(89,855)	—	(89,855)	Bank of Nova Scotia
3,400	04/13/19	1.638%	3 month LIBOR(1)	80,268	—	80,268	Bank of Nova Scotia
4,950	05/21/19	1.475%	3 month LIBOR(1)	51,279	—	51,279	Bank of Nova Scotia
16,000	05/22/19	1.455%	3 month LIBOR(1)	143,197	—	143,197	Morgan Stanley Capital Services
2,900	06/07/19	1.338%	3 month LIBOR(1)	360	—	360	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$775	09/10/20	2.620%	3 month LIBOR(2)	$(71,270)	$—	$(71,270)	Barclays Bank PLC
11,185	09/17/20	2.708%	3 month LIBOR(2)	(1,104,529)	—	(1,104,529)	Morgan Stanley Capital Services
8,140	09/23/20	2.685%	3 month LIBOR(2)	(785,732)	—	(785,732)	Citibank N.A.
6,810	09/30/20	2.485%	3 month LIBOR(2)	(535,687)	—	(535,687)	Morgan Stanley Capital Services
6,680	10/01/20	2.523%	3 month LIBOR(2)	(545,289)	—	(545,289)	UBS AG
11,515	11/12/20	2.888%	3 month LIBOR(2)	(1,247,313)	—	(1,247,313)	Citibank N.A.
1,600	06/08/21	4.640%	3 month LIBOR(1)	164,295	—	164,295	Morgan Stanley Capital Services
1,825	07/20/21	3.035%	3 month LIBOR(1)	237,455	—	237,455	Citibank N.A.
1,300	08/01/21	3.068%	3 month LIBOR(1)	171,667	—	171,667	Citibank N.A.
1,340	08/04/21	2.803%	3 month LIBOR(1)	144,701	—	144,701	Barclays Bank PLC
700	08/09/21	2.625%	3 month LIBOR(2)	(64,179)	—	(64,179)	Citibank N.A.
2,310	08/15/21	2.380%	3 month LIBOR(2)	(159,889)	—	(159,889)	Barclays Bank PLC
1,340	08/19/21	2.350%	3 month LIBOR(2)	(88,837)	—	(88,837)	Barclays Bank PLC
1,330	08/22/21	2.204%	3 month LIBOR(1)	70,351	—	70,351	UBS AG
1,100	08/24/21	2.250%	3 month LIBOR(1)	62,607	—	62,607	Citibank N.A.
4,905	08/25/21	2.222%	3 month LIBOR(2)	(266,514)	—	(266,514)	Bank of America N.A.
1,850	09/01/21	2.370%	3 month LIBOR(2)	(124,363)	—	(124,363)	Citibank N.A.
2,320	09/06/21	2.431%	3 month LIBOR(1)	168,000	—	168,000	Morgan Stanley Capital Services
1,945	09/06/21	2.223%	3 month LIBOR(1)	104,363	—	104,363	UBS AG
1,350	09/06/21	2.248%	3 month LIBOR(1)	75,470	—	75,470	Barclays Bank PLC
850	09/09/21	2.205%	3 month LIBOR(2)	(44,151)	—	(44,151)	Barclays Bank PLC
1,320	09/13/21	2.171%	3 month LIBOR(2)	(64,218)	—	(64,218)	Bank of America N.A.
1,385	09/14/21	2.160%	3 month LIBOR(1)	65,905	—	65,905	Barclays Bank PLC
1,355	09/16/21	2.213%	3 month LIBOR(1)	70,762	—	70,762	Barclays Bank PLC
890	09/19/21	2.259%	3 month LIBOR(2)	(50,000)	—	(50,000)	Barclays Bank PLC
3,110	09/22/21	2.158%	3 month LIBOR(1)	145,945	—	145,945	Barclays Bank PLC
1,330	09/23/21	2.099%	3 month LIBOR(2)	(55,339)	—	(55,339)	Citibank N.A.
1,625	10/03/21	2.160%	3 month LIBOR(1)	73,563	—	73,563	Morgan Stanley Capital Services
1,080	10/04/21	2.108%	3 month LIBOR(1)	43,758	—	43,758	Citibank N.A.
2,790	10/06/21	2.038%	3 month LIBOR(2)	(95,104)	—	(95,104)	Citibank N.A.
2,395	10/07/21	2.135%	3 month LIBOR(1)	102,363	—	102,363	Citibank N.A.
2,960	10/11/21	2.265%	3 month LIBOR(2)	(160,268)	—	(160,268)	Citibank N.A.
2,960	10/11/21	2.285%	3 month LIBOR(2)	(165,579)	—	(165,579)	Barclays Bank PLC
1,850	10/11/21	2.118%	3 month LIBOR(1)	75,688	—	75,688	Citibank N.A.
2,570	11/23/21	2.148%	3 month LIBOR(2)	(104,457)	—	(104,457)	Citibank N.A.
3,020	12/06/21	2.238%	3 month LIBOR(2)	(144,496)	—	(144,496)	Barclays Bank PLC
1,070	12/19/21	2.053%	3 month LIBOR(1)	32,674	—	32,674	Barclays Bank PLC
5,260	12/22/21	2.085%	3 month LIBOR(1)	175,210	—	175,210	Barclays Bank PLC
600	12/23/21	2.090%	3 month LIBOR(2)	(20,228)	—	(20,228)	Barclays Bank PLC
2,945	12/28/21	2.118%	3 month LIBOR(2)	(105,623)	—	(105,623)	Barclays Bank PLC
2,850	01/13/22	2.050%	3 month LIBOR(2)	(107,776)	—	(107,776)	Bank of Nova Scotia
920	01/13/22	2.068%	3 month LIBOR(1)	36,309	—	36,309	Citibank N.A.
2,850	01/20/22	1.999%	3 month LIBOR(2)	(92,549)	—	(92,549)	Bank of Nova Scotia
2,755	01/24/22	2.148%	3 month LIBOR(1)	127,392	—	127,392	Bank of Nova Scotia
2,190	01/24/22	2.113%	3 month LIBOR(2)	(94,040)	—	(94,040)	Bank of Nova Scotia
1,650	01/24/22	2.118%	3 month LIBOR(2)	(71,630)	—	(71,630)	Bank of Nova Scotia
2,850	01/25/22	2.171%	3 month LIBOR(1)	137,902	—	137,902	Bank of Nova Scotia
1,440	01/27/22	2.071%	3 month LIBOR(2)	(55,952)	—	(55,952)	Citibank N.A.
1,305	01/30/22	2.082%	3 month LIBOR(2)	(51,598)	—	(51,598)	Citibank N.A.
2,595	02/02/22	1.914%	3 month LIBOR(2)	(60,966)	—	(60,966)	Citibank N.A.
2,500	02/07/22	2.056%	3 month LIBOR(2)	(91,504)	—	(91,504)	Citibank N.A.
2,440	02/13/22	2.120%	3 month LIBOR(1)	102,902	—	102,902	Bank of Nova Scotia
1,900	02/17/22	2.018%	3 month LIBOR(2)	(61,304)	—	(61,304)	Bank of Nova Scotia
1,415	02/21/22	2.105%	3 month LIBOR(2)	(56,931)	—	(56,931)	JPMorgan Chase Bank
945	02/21/22	2.100%	3 month LIBOR(2)	(37,576)	—	(37,576)	JPMorgan Chase Bank
1,430	02/23/22	2.117%	3 month LIBOR(2)	(58,953)	—	(58,953)	JPMorgan Chase Bank
1,800	03/28/22	2.350%	3 month LIBOR(1)	110,157	—	110,157	Barclays Bank PLC
5,245	04/12/22	2.111%	3 month LIBOR(1)	191,477	—	191,477	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$4,100	05/15/22	1.988%	3 month LIBOR(2)	$(92,528)	$—	$(92,528)	JPMorgan Chase Bank
2,750	06/11/22	1.843%	3 month LIBOR(2)	(19,869)	—	(19,869)	Bank of Nova Scotia
3,500	06/20/22	1.716%	3 month LIBOR(2)	17,655	—	17,655	Bank of Nova Scotia
1,650	09/01/26	2.848%	3 month LIBOR(2)	(159,518)	—	(159,518)	Citibank N.A.
2,480	02/14/27	2.503%	3 month LIBOR(1)	125,520	—	125,520	Barclays Bank PLC
990	08/24/41	3.065%	3 month LIBOR(2)	(129,829)	—	(129,829)	Citibank N.A.
990	08/24/41	3.074%	3 month LIBOR(2)	(131,705)	—	(131,705)	Citibank N.A.
1,020	09/06/41	3.028%	3 month LIBOR(2)	(124,682)	—	(124,682)	UBS AG
1,020	09/06/41	3.110%	3 month LIBOR(2)	(142,895)	—	(142,895)	UBS AG
985	09/08/41	2.954%	3 month LIBOR(1)	104,578	—	104,578	Barclays Bank PLC
605	09/09/41	3.019%	3 month LIBOR(1)	72,782	—	72,782	Barclays Bank PLC
1,270	10/11/41	2.719%	3 month LIBOR(2)	(66,336)	—	(66,336)	JPMorgan Chase Bank
1,310	10/17/41	2.905%	3 month LIBOR(1)	120,489	—	120,489	Barclays Bank PLC
1,350	12/12/41	2.685%	3 month LIBOR(1)	55,284	—	55,284	Citibank N.A.
1,235	12/20/41	2.614%	3 month LIBOR(2)	(31,149)	—	(31,149)	Citibank N.A.
750	12/20/41	2.615%	3 month LIBOR(1)	19,118	—	19,118	Barclays Bank PLC
775	01/10/42	2.718%	3 month LIBOR(1)	45,478	—	45,478	Barclays Bank PLC
820	01/11/42	2.710%	3 month LIBOR(1)	46,719	—	46,719	Citibank N.A.
1,595	01/12/42	2.773%	3 month LIBOR(2)	(112,657)	—	(112,657)	Citibank N.A.
1,070	02/09/42	2.840%	3 month LIBOR(1)	89,292	—	89,292	Barclays Bank PLC

				$24,020,718	$—	$24,020,718

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional mount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$29,397,799	$—
Commercial Mortgage-Backed Securities	—	25,179,701	2,998,618
Corporate Bonds	—	32,525,844	—
Non-Corporate Foreign Agency	—	4,933,813	—
Sovereigns	—	4,230,943	—
U.S. Government Agency Obligations	—	93,081,125	—
U.S. Government Mortgage-Backed Securities	—	23,374,923	—
U.S. Treasury Obligations	—	57,821,729	—
Affiliated Money Market Mutual Fund	191,495,535	—	—
Other Financial Instruments*
Futures Contracts	76,287	—	—
Interest Rate Swaps	—	24,020,718	—

Total	$191,571,822	$294,566,595	$2,998,618

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Interest Rate Swaps
Balance as of 12/31/11	$—	$17,509,735
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	—	—
Purchases	2,998,618	—
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	(17,509,735)

Balance as of 06/30/12	$2,998,618	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 11 Interest Rate Swaps transferred out of Level 3 due to the fact that an independent pricing agent was able to obtain sufficient market data to provide a reasonable market value of the securities.

Included in the table above, under Level 3 securities are commercial mortgage-backed securities which were valued using a single broker quote in the absence of a vendor price. Single broker-dealer price quotations are significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 7.0% of collateral received for securities on loan)	42.3%
U.S. Government Agency Obligations	20.6
U.S. Treasury Obligations	12.8
Asset-Backed Securities	6.5
Commercial Mortgage-Backed Securities	6.2
U.S. Government Mortgage-Backed Securities	5.2
Banking	2.7
Non-Corporate Foreign Agency	1.1
Sovereigns	0.9
Capital Goods	0.6
Healthcare & Pharmaceutical	0.5
Telecommunications	0.5
Energy – Integrated	0.4

Insurance	0.4%
Foods	0.3
Media & Entertainment	0.3
Non-Captive Finance	0.3
Retailers	0.3
Pipelines & Other	0.2
Chemicals	0.1
Electric	0.1
Energy – Other	0.1
Healthcare Insurance	0.1
Metals	0.1
Railroads	0.1
Tobacco	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$121,770	*	Due from broker — variation margin	$45,483	*
Interest rate contracts	Unrealized appreciation on swap agreements	45,321,860		Unrealized depreciation on swap agreements	21,301,142

Total		$45,443,630			$21,346,625

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$122,000	$(104,321)	$(1,030,200)	$4,542,643	$3,530,122

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$77,997	$4,085,468	$4,163,465

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$42,350,638	$41,553,806	$1,323,835,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $30,948,072:
Unaffiliated investments (cost $268,488,865)	$273,544,495
Affiliated investments (cost $191,495,535)	191,495,535
Cash	14,669
Unrealized appreciation on swap agreements	45,321,860
Receivable for investments sold	20,429,354
Dividends and interest receivable	983,839
Due from broker-variation margin	177,747
Tax reclaim receivable	6,656
Prepaid expenses	158

Total Assets	531,974,313

LIABILITIES:
Payable to broker for collateral for securities on loan	31,647,771
Payable for investments purchased	24,223,806
Unrealized depreciation on swap agreements	21,301,142
Payable for fund share repurchased	2,175,122
Advisory fees payable	241,260
Shareholder servicing fees payable	35,105
Accrued expenses and other liabilities	32,496
Affiliated transfer agent fee payable	492

Total Liabilities	79,657,194

NET ASSETS	$452,317,119

Net assets were comprised of:
Paid-in capital	$415,483,677
Retained earnings	36,833,442

Net assets, June 30, 2012	$452,317,119

Net asset value and redemption price per share, $452,317,119 / 37,974,171 outstanding shares of beneficial interest	$11.91

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$3,032,882
Affiliated dividend income	157,240
Affiliated income from securities lending, net	21,145

3,211,267

EXPENSES
Advisory fees	1,363,158
Shareholder servicing fees and expenses	212,809
Custodian and accounting fees	34,000
Audit fee	18,000
Shareholders’ reports	7,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Miscellaneous	4,571

Total expenses	1,657,538
Less: shareholder servicing fee waiver	(12,726)

Net expenses	1,644,812

NET INVESTMENT INCOME	1,566,455

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,241,493
Futures transactions	(1,030,200)
Swap agreement transactions	4,542,643
Options written transactions	(104,321)

6,649,615

Net change in unrealized appreciation (depreciation) on:
Investments	956,623
Futures	77,997
Swap agreements	4,085,468

5,120,088

NET GAIN ON INVESTMENTS	11,769,703

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,336,158

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,566,455	$2,090,240
Net realized gain (loss) on investment transactions	6,649,615	(522,364)
Net change in unrealized appreciation (depreciation) on investments	5,120,088	22,382,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,336,158	23,950,356

DISTRIBUTIONS	(2,089,952)	(7,013,717)

FUND SHARE TRANSACTIONS:
Fund share sold [7,872,725 and 58,944,419 shares, respectively]	93,366,093	667,276,568
Fund share issued in reinvestment of distributions [176,219 and 645,236 shares, respectively]	2,089,952	7,013,717
Fund share repurchased [13,838,451 and 31,995,391 shares, respectively]	(162,618,556)	(360,141,121)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(67,162,511)	314,149,164

TOTAL INCREASE (DECREASE) IN NET ASSETS NET ASSETS:	(55,916,305)	331,085,803
Beginning of period	508,233,424	177,147,621

End of period	$452,317,119	$508,233,424

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 61.8%
ASSET-BACKED SECURITIES — 6.1%
Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%	10/15/13	$76	$76,329
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%	03/17/14	325	325,286
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%	02/16/16	1,800	1,809,004
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.492%(c)	11/15/15	800	801,362
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.412%(c)	04/15/17	2,600	2,604,617
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	500	501,094
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	1,000	1,002,194
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%(c)	03/15/16	2,400	2,520,132
BMW Vehicle Lease Trust, Series 2011-1, Class A2	Aaa	0.640%	04/22/13	293	292,701
BMW Vehicle Lease Trust, Series 2012-1, Class A2	Aaa	0.590%	06/20/14	2,100	2,100,193
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	2,868	2,871,414
Chase Issuance Trust, Series 2005-A11, Class A .	Aaa	0.312%(c)	12/15/14	1,000	1,000,207
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.528%(c)	12/15/18	1,000	989,318
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.542%(c)	02/17/15	1,100	1,101,778
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%	08/15/17	2,000	2,002,578
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%	09/15/13	659	659,313
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%	01/15/14	2,100	2,102,998
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%	10/15/13	73	73,561
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	1,900	1,901,826
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	700	700,364
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.442%(c)	10/15/14	1,266	1,265,670
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	3,400	3,402,675
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.242%(c)	03/15/15	2,000	2,006,279
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.302%(c)	11/15/15	1,000	999,993
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.422%(c)	01/15/14	505	505,299
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%	12/16/13	450	450,870
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	1,100	1,101,989

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%	04/15/14	$1,927	$1,926,895
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%	10/15/13	379	379,514

TOTAL ASSET-BACKED SECURITIES (cost $37,070,778)					37,475,453

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.5%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3	Aaa	4.668%	07/10/43	750	818,698
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%	10/10/45	316	322,624
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.894%(c)	09/11/38	619	625,039
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%	01/12/45	27	26,667
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(d)	5.588%	09/11/42	697	698,033
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	1,410	1,465,275
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.482%(c)	01/15/46	3,340	3,717,487
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A2	AAA(d)	5.690%	06/10/46	16	15,931
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%	02/15/40	122	121,749
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	363	362,566
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	2,259	2,311,468
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	1,600	1,779,312
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	6,200	7,043,237
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	08/10/45	428	431,714
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	285	285,710
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	6.050%(c)	04/15/45	20	20,409
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	397	397,589
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%	02/15/51	214	215,947
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	1,200	1,305,439
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	1,700	1,735,872
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%	03/15/32	7	6,800
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	27	26,635
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	2,700	3,072,646
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.607%(c)	02/12/39	300	336,458
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%	12/15/43	1,000	1,136,002

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	$277	$277,059
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	1,130	1,149,996
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	3,165	3,228,107
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	750	764,951
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	700	778,084
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2	Aaa	5.684%	05/15/43	73	73,311
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%(c)	06/15/45	3,000	3,420,711
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%	11/15/48	34	34,582
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	750	844,072
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	6.052%(c)	02/15/51	627	626,247

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $37,499,119)					39,476,427

CORPORATE BONDS — 7.2%
Banking — 2.9%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	300	399,481
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	325	334,998
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa2	6.000%	09/01/17	900	971,267
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	6.750%	05/22/19	255	297,469
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	300	327,353
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22	280	289,199
Citigroup, Inc., Unsec’d. Notes	Baa2	8.500%	05/22/19	825	1,018,901
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	300	304,745
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	625	643,389
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	8,680	8,660,904
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	300	316,619
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	6.300%	04/23/19	850	993,422
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%	04/28/15	375	387,640
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	650	636,623
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aa2	4.200%	05/13/14	425	444,039
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A3	6.125%	01/11/21	70	77,764
UBS AG London (Switzerland), Covered Notes, 144A	Aaa	2.250%	03/30/17	660	662,029
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%	02/01/18	800	946,267

					17,712,109

Capital Goods — 0.5%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	635	638,067

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Goods (continued)
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%	09/15/21	$50	$52,689
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	185	192,405
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	300	330,921
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.800%	06/01/17	890	908,902
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	170	174,450
Xylem, Inc., Gtd. Notes, 144A	Baa2	3.550%	09/20/16	920	968,843

					3,266,277

Chemicals — 0.1%
E. I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	650	742,067

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	125	150,040
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	385	416,987

					567,027

Energy - Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.846%	05/05/17	1,195	1,206,885
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	105	111,629
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	195	207,404
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	50	56,292

					1,582,210

Energy - Other — 0.2%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	1.750%	02/15/17	770	782,993
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A1	4.100%	02/01/21	65	72,872
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	32,206

					888,071

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	800	1,056,603
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	125	147,202
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	A+(d)	4.250%	03/01/15	450	489,044
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	400	473,342
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	275	301,241

					2,467,432

Healthcare & Pharmaceutical — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.300%	06/15/16	655	673,191
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	1.500%	05/08/17	805	806,458
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	250	298,056

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare & Pharmaceutical (continued)
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	$275	$342,057
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	355	381,835

					2,501,597

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	150	164,946
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	290	357,841
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	385	443,800

					966,587

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	550	608,038
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	850	946,236
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	790	1,000,536

					2,554,810

Media & Entertainment — 0.2%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	300	325,766
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	360	396,045
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	525	591,014
Viacom, Inc., Class A2, Sr. Unsec’d. Notes	Baa1	4.500%	03/01/21	155	171,730

					1,484,555

Metals
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18	125	126,743

Non-Captive Finance — 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.625%	01/07/21	65	71,494
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(h)	A1	4.650%	10/17/21	225	249,868
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	550	643,542
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21	575	645,370

					1,610,274

Pipelines & Other — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	170	227,414
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	650	658,523
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	450	470,884

					1,356,821

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	450	549,543

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	815	1,016,348
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	415	472,617
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	400	461,323

					1,950,288

Technology — 0.1%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	240	279,059

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications — 0.4%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	$820	$841,239
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	1,070	1,165,507
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	300	343,845

					2,350,591

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	495	684,965

TOTAL CORPORATE BONDS (cost $41,821,393)					43,641,026

MUNICIPAL BOND
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $251,545)	A1	5.450%	04/01/15	250	276,268

NON-CORPORATE FOREIGN AGENCIES — 1.2%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	7,050	7,091,412
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	160	191,569

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $7,191,012)					7,282,981

SOVEREIGNS — 0.9%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	1,430	1,437,366
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	4,255	4,269,199

TOTAL SOVEREIGNS (cost $5,680,993)					5,706,565

U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.7%
Federal Home Loan Banks		1.375%	05/28/14	19,200	19,588,435
Federal Home Loan Mortgage Corp.		0.375%	11/27/13	19,320	19,334,992
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	35,620	35,756,638
Federal Home Loan Mortgage Corp.		1.000%	07/28/17	945	944,510
Federal National Mortgage Association		2.375%	04/11/16	7,485	7,950,545
Federal National Mortgage Association		5.375%	06/12/17	2,275	2,756,358
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.480%(s)	03/15/22	1,740	1,398,570
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	3,350	4,400,098
Tennessee Valley Authority, Notes, MTN		4.500%	04/01/18	8,000	9,434,904

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,494,739)					101,565,050

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 5.5%
Federal National Mortgage Association		4.000%	TBA	1,000	1,064,219
Government National Mortgage Association		4.000%	02/15/39-04/20/41	29,566	32,328,912

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $31,966,125)					33,393,131

U.S. TREASURY OBLIGATIONS — 17.7%
U.S. Treasury Inflation Indexed Bonds		0.750%	02/15/42	1,695	1,778,259
U.S. Treasury Notes		0.250%	05/31/14	2,545	2,541,819
U.S. Treasury Notes		0.375%	11/15/14	3,795	3,797,076

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes	0.375%	06/15/15	$6,090	$6,084,769
U.S. Treasury Notes	0.625%	05/31/17	1,270	1,264,147
U.S. Treasury Notes	0.750%	08/15/13	4,200	4,222,478
U.S. Treasury Notes	0.750%	06/30/17	9,210	9,219,357
U.S. Treasury Notes	1.125%	05/31/19	9,315	9,329,550
U.S. Treasury Notes(k)	1.750%	05/15/22	33,835	34,109,909
U.S. Treasury Notes(h)	2.375%	02/28/15	13,605	14,316,079
U.S. Treasury Strips Coupon	0.460%(n)	05/15/15	6,120	6,040,532
U.S. Treasury Strips Coupon	2.250%(n)	02/15/25	1,240	933,979
U.S. Treasury Strips Principal	0.420%(s)	02/15/15	14,725	14,563,290

TOTAL U.S. TREASURY OBLIGATIONS (cost $108,007,276)				108,201,244

TOTAL LONG-TERM INVESTMENTS (cost $369,982,980)				377,018,145

			Shares
SHORT-TERM INVESTMENT — 32.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $195,941,355)(Note 4)(w)			195,941,355	195,941,355

TOTAL INVESTMENTS — 93.9% (cost $565,924,335)				572,959,500
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 6.1%				37,011,327

NET ASSETS — 100.0%				$609,970,827

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
TBA	To Be Announced

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
127	90 Day Euro Dollar	Sep. 2012	$31,599,562	$31,597,600	$(1,962)
301	5 Year U.S. Treasury Notes	Sep. 2012	37,266,967	37,314,594	47,627

					45,665

Short Positions:
168	2 Year U.S. Treasury Notes	Sep. 2012	36,995,997	36,991,500	4,497
416	10 Year U.S. Treasury Notes	Sep. 2012	55,615,205	55,484,000	131,205
86	U.S. Long Bond	Sep. 2012	12,684,748	12,725,313	(40,565)
12	U.S. Ultra Bond	Sep. 2012	2,008,973	2,002,125	6,848

					101,985

					$147,650

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$6,490	09/01/13	0.502%	3 month LIBOR(2)	$(6,966)	$—	$(6,966)	Barclays Bank PLC
20,000	10/30/13	0.563%	3 month LIBOR(2)	(14,607)	—	(14,607)	Morgan Stanley Capital Services
46,350	04/12/14	0.596%	3 month LIBOR(1)	64,204	—	64,204	Citibank N.A.
20,990	05/28/14	0.580%	3 month LIBOR(2)	(15,525)	—	(15,525)	Barclays Bank PLC
23,940	07/03/14	0.553%	3 month LIBOR(1)	5,652	—	5,652	Bank of Nova Scotia
26,200	08/17/14	0.605%	3 month LIBOR(2)	(69,533)	—	(69,533)	Barclays Bank PLC
20,855	08/27/14	0.630%	3 month LIBOR(2)	(67,470)	—	(67,470)	Barclays Bank PLC
20,855	08/28/14	0.630%	3 month LIBOR(2)	(67,082)	—	(67,082)	Barclays Bank PLC
4,200	09/12/14	0.656%	3 month LIBOR(2)	(16,130)	—	(16,130)	Barclays Bank PLC
5,200	09/19/14	0.669%	3 month LIBOR(2)	(21,700)	—	(21,700)	JPMorgan Chase Bank
4,950	09/27/14	0.650%	3 month LIBOR(2)	(18,444)	—	(18,444)	Citibank N.A.
2,285	10/26/14	0.835%	3 month LIBOR(2)	(15,623)	—	(15,623)	Barclays Bank PLC
6,235	10/28/14	0.816%	3 month LIBOR(2)	(39,569)	—	(39,569)	Barclays Bank PLC
2,265	10/28/14	0.809%	3 month LIBOR(2)	(13,986)	—	(13,986)	Barclays Bank PLC
2,640	09/28/15	0.918%	3 month LIBOR(2)	(27,787)	—	(27,787)	Barclays Bank PLC
2,250	08/04/16	1.528%	3 month LIBOR(2)	(78,482)	—	(78,482)	Citibank N.A.
65,000	08/17/16	1.253%	3 month LIBOR(2)	(1,445,053)	—	(1,445,053)	Barclays Bank PLC
3,520	08/22/16	1.168%	3 month LIBOR(2)	(64,387)	—	(64,387)	Morgan Stanley Capital Services
6,100	08/26/16	1.299%	3 month LIBOR(1)	146,763	—	146,763	Morgan Stanley Capital Services
25,560	08/31/16	0.934%	3 month LIBOR(1)	131,428	—	131,428	Credit Suisse International
25,420	08/31/16	0.928%	3 month LIBOR(1)	124,384	—	124,384	Citibank N.A.
25,420	08/31/16	0.977%	3 month LIBOR(2)	(175,163)	—	(175,163)	Citibank N.A.
7,950	08/31/16	0.975%	3 month LIBOR(2)	(54,179)	—	(54,179)	JPMorgan Chase Bank
7,950	08/31/16	0.978%	3 month LIBOR(2)	(55,319)	—	(55,319)	JPMorgan Chase Bank
6,080	08/31/16	1.303%	3 month LIBOR(2)	(146,899)	—	(146,899)	Barclays Bank PLC
4,850	09/01/16	1.261%	3 month LIBOR(2)	(107,451)	—	(107,451)	Citibank N.A.
9,150	09/06/16	1.170%	3 month LIBOR(1)	164,514	—	164,514	UBS AG
7,045	09/28/16	1.238%	3 month LIBOR(2)	(144,572)	—	(144,572)	Barclays Bank PLC
12,765	10/21/16	1.396%	3 month LIBOR(2)	(326,136)	—	(326,136)	Barclays Bank PLC
12,350	11/08/16	1.230%	3 month LIBOR(2)	(215,604)	—	(215,604)	Citibank N.A.
28,250	11/23/16	1.346%	3 month LIBOR(2)	(624,094)	—	(624,094)	Barclays Bank PLC
26,215	11/30/16	0.913%	3 month LIBOR(2)	(35,495)	—	(35,495)	JPMorgan Chase Bank
21,610	11/30/16	0.945%	3 month LIBOR(2)	(57,935)	—	(57,935)	Citibank N.A.
21,610	11/30/16	0.948%	3 month LIBOR(2)	(60,346)	—	(60,346)	Citibank N.A.
5,820	12/06/16	1.388%	3 month LIBOR(2)	(136,796)	—	(136,796)	Barclays Bank PLC
10,820	12/08/16	1.345%	3 month LIBOR(2)	(233,489)	—	(233,489)	Barclays Bank PLC
17,200	12/12/16	1.274%	3 month LIBOR(2)	(314,826)	—	(314,826)	Barclays Bank PLC
4,400	12/29/16	1.351%	3 month LIBOR(1)	93,895	—	93,895	Barclays Bank PLC
2,970	12/30/16	1.328%	3 month LIBOR(1)	56,593	—	56,593	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$3,395	01/03/17	1.311%	3 month LIBOR(2)	$(83,953)	$—	$(83,953)	Citibank N.A.
6,250	01/12/17	1.235%	3 month LIBOR(2)	(128,778)	—	(128,778)	Citibank N.A.
5,075	01/12/17	1.201%	3 month LIBOR(2)	(96,119)	—	(96,119)	JPMorgan Chase Bank
11,600	01/17/17	1.149%	3 month LIBOR(2)	(184,841)	—	(184,841)	Barclays Bank PLC
7,800	01/20/17	1.120%	3 month LIBOR(2)	(114,024)	—	(114,024)	Bank of Nova Scotia
5,300	01/24/17	1.176%	3 month LIBOR(2)	(91,214)	—	(91,214)	Bank of Nova Scotia
5,075	01/26/17	1.227%	3 month LIBOR(1)	99,800	—	99,800	JPMorgan Chase Bank
18,470	01/27/17	1.138%	3 month LIBOR(2)	(280,625)	—	(280,625)	Bank of Nova Scotia
14,000	01/31/17	1.055%	3 month LIBOR(1)	153,231	—	153,231	Bank of Nova Scotia
4,700	02/02/17	1.020%	3 month LIBOR(1)	42,795	—	42,795	Bank of Nova Scotia
11,330	02/06/17	0.965%	3 month LIBOR(2)	(70,800)	—	(70,800)	Bank of Nova Scotia
2,500	02/08/17	1.037%	3 month LIBOR(2)	(24,284)	—	(24,284)	Bank of Nova Scotia
6,330	02/13/17	1.128%	3 month LIBOR(2)	(88,712)	—	(88,712)	Bank of Nova Scotia
6,470	02/15/17	3.366%	3 month LIBOR(1)	802,806	—	802,806	Citibank N.A.
1,170	02/15/17	3.363%	3 month LIBOR(1)	145,031	—	145,031	Citibank N.A.
3,380	03/06/17	1.123%	3 month LIBOR(2)	(43,989)	—	(43,989)	Barclays Bank PLC
6,150	03/30/17	1.233%	3 month LIBOR(2)	(101,685)	—	(101,685)	Bank of Nova Scotia
18,200	05/17/17	1.100%	3 month LIBOR(1)	145,477	—	145,477	Bank of Nova Scotia
5,290	05/15/18	2.318%	3 month LIBOR(1)	368,501	—	368,501	JPMorgan Chase Bank
2,990	07/28/18	2.455%	3 month LIBOR(1)	254,108	—	254,108	Bank of America N.A.
4,600	08/01/18	2.440%	3 month LIBOR(1)	385,081	—	385,081	Citibank N.A.
1,960	08/02/18	2.400%	3 month LIBOR(1)	159,009	—	159,009	Barclays Bank PLC
5,640	08/04/18	2.179%	3 month LIBOR(1)	377,775	—	377,775	Barclays Bank PLC
108,200	08/09/18	2.008%	3 month LIBOR(1)	6,046,733	—	6,046,733	Barclays Bank PLC
5,430	08/09/18	2.136%	3 month LIBOR(1)	347,733	—	347,733	Bank of America N.A.
4,950	08/09/18	2.058%	3 month LIBOR(2)	(292,305)	—	(292,305)	Barclays Bank PLC
25,100	08/10/18	2.059%	3 month LIBOR(1)	1,482,721	—	1,482,721	Citibank N.A.
36,260	08/11/18	2.047%	3 month LIBOR(1)	2,112,070	—	2,112,070	Morgan Stanley Capital Services
3,500	08/12/18	1.764%	3 month LIBOR(1)	141,006	—	141,006	UBS AG
49,750	08/17/18	1.838%	3 month LIBOR(1)	2,222,854	—	2,222,854	Barclays Bank PLC
5,900	08/17/18	1.845%	3 month LIBOR(2)	(266,417)	—	(266,417)	Morgan Stanley Capital Services
3,350	08/18/18	1.818%	3 month LIBOR(2)	(145,141)	—	(145,141)	Citibank N.A.
5,600	08/24/18	1.743%	3 month LIBOR(1)	214,233	—	214,233	Bank of America N.A.
6,250	08/25/18	1.773%	3 month LIBOR(1)	250,929	—	250,929	Morgan Stanley Capital Services
4,420	08/30/18	1.850%	3 month LIBOR(1)	198,389	—	198,389	Morgan Stanley Capital Services
2,760	08/31/18	1.798%	3 month LIBOR(2)	(115,083)	—	(115,083)	Barclays Bank PLC
7,855	09/02/18	1.825%	3 month LIBOR(2)	(338,235)	—	(338,235)	Barclays Bank PLC
3,530	09/06/18	1.820%	3 month LIBOR(2)	(150,148)	—	(150,148)	Barclays Bank PLC
1,760	09/08/18	1.688%	3 month LIBOR(2)	(59,897)	—	(59,897)	Barclays Bank PLC
5,250	09/13/18	1.695%	3 month LIBOR(2)	(180,106)	—	(180,106)	Barclays Bank PLC
3,830	09/15/18	1.671%	3 month LIBOR(1)	125,217	—	125,217	Barclays Bank PLC
33,580	09/27/18	1.525%	3 month LIBOR(1)	770,102	—	770,102	Morgan Stanley Capital Services
11,590	09/28/18	1.598%	3 month LIBOR(1)	318,487	—	318,487	Barclays Bank PLC
1,950	09/29/18	1.710%	3 month LIBOR(1)	63,794	—	63,794	Barclays Bank PLC
31,800	10/03/18	1.745%	3 month LIBOR(1)	1,124,275	—	1,124,275	UBS AG
15,225	10/05/18	1.665%	3 month LIBOR(1)	459,567	—	459,567	Morgan Stanley Capital Services
20,705	10/06/18	1.599%	3 month LIBOR(1)	536,352	—	536,352	JPMorgan Chase Bank
5,370	10/11/18	1.770%	3 month LIBOR(1)	195,806	—	195,806	JPMorgan Chase Bank
9,260	10/27/18	1.960%	3 month LIBOR(2)	(439,768)	—	(439,768)	Barclays Bank PLC
10,275	11/01/18	1.984%	3 month LIBOR(2)	(500,147)	—	(500,147)	Barclays Bank PLC
30,925	11/02/18	1.880%	3 month LIBOR(2)	(1,301,007)	—	(1,301,007)	Barclays Bank PLC
19,335	11/22/18	1.766%	3 month LIBOR(1)	652,746	—	652,746	Morgan Stanley Capital Services
41,000	11/23/18	1.760%	3 month LIBOR(1)	1,365,685	—	1,365,685	Barclays Bank PLC
13,200	11/23/18	1.741%	3 month LIBOR(1)	423,852	—	423,852	Deutsche Bank AG
37,730	11/25/18	1.746%	3 month LIBOR(1)	1,218,849	—	1,218,849	Morgan Stanley Capital Services
27,765	11/29/18	1.758%	3 month LIBOR(1)	911,323	—	911,323	Citibank N.A.
19,970	11/30/18	1.830%	3 month LIBOR(1)	745,698	—	745,698	Barclays Bank PLC
25,755	12/05/18	1.813%	3 month LIBOR(2)	(926,458)	—	(926,458)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,270	12/19/18	1.668%	3 month LIBOR(1)	$59,383	$—	$59,383	Barclays Bank PLC
8,710	12/22/18	1.693%	3 month LIBOR(1)	240,121	—	240,121	Barclays Bank PLC
132,800	12/31/18	2.807%	3 month LIBOR(1)	20,923,470	—	20,923,470	Merrill Lynch Capital Services, Inc.
49,000	12/31/18	2.808%	3 month LIBOR(1)	6,457,406	—	6,457,406	JPMorgan Chase Bank
45,000	12/31/18	3.376%	3 month LIBOR(1)	8,574,080	—	8,574,080	Citibank N.A.
31,200	12/31/18	2.259%	3 month LIBOR(1)	2,594,970	—	2,594,970	Citibank N.A.
12,780	12/31/18	3.275%	3 month LIBOR(1)	2,269,698	—	2,269,698	JPMorgan Chase Bank
11,890	12/31/18	2.463%	3 month LIBOR(2)	(1,462,721)	—	(1,462,721)	Citibank N.A.
3,300	12/31/18	1.797%	3 month LIBOR(2)	(141,942)	—	(141,942)	Morgan Stanley Capital Services
16,455	01/31/19	1.555%	3 month LIBOR(2)	(381,782)	—	(381,782)	Morgan Stanley Capital Services
10,360	02/03/19	1.448%	3 month LIBOR(2)	(162,380)	—	(162,380)	Bank of Nova Scotia
8,225	02/06/19	1.438%	3 month LIBOR(2)	(121,827)	—	(121,827)	Bank of Nova Scotia
8,800	02/07/19	1.438%	3 month LIBOR(2)	(129,842)	—	(129,842)	Barclays Bank PLC
1,600	02/16/19	1.580%	3 month LIBOR(1)	38,190	—	38,190	Citibank N.A.
5,200	02/21/19	1.643%	3 month LIBOR(2)	(144,924)	—	(144,924)	JPMorgan Chase Bank
2,735	02/21/19	1.573%	3 month LIBOR(2)	(63,224)	—	(63,224)	Citibank N.A.
2,710	02/23/19	1.633%	3 month LIBOR(2)	(73,246)	—	(73,246)	Barclays Bank PLC
4,000	02/28/19	1.578%	3 month LIBOR(2)	(91,888)	—	(91,888)	Barclays Bank PLC
6,750	03/02/19	1.543%	3 month LIBOR(2)	(138,830)	—	(138,830)	Barclays Bank PLC
1,800	03/05/19	1.643%	3 month LIBOR(2)	(49,049)	—	(49,049)	Bank of Nova Scotia
2,350	03/09/19	1.570%	3 month LIBOR(2)	(51,891)	—	(51,891)	Bank of Nova Scotia
2,800	03/13/19	1.616%	3 month LIBOR(2)	(70,203)	—	(70,203)	Barclays Bank PLC
6,200	03/22/19	1.980%	3 month LIBOR(1)	305,876	—	305,876	Bank of Nova Scotia
3,000	04/10/19	1.816%	3 month LIBOR(2)	(107,826)	—	(107,826)	Bank of Nova Scotia
2,900	04/13/19	1.638%	3 month LIBOR(1)	68,464	—	68,464	Bank of Nova Scotia
9,000	05/18/19	1.523%	3 month LIBOR(1)	123,202	—	123,202	Morgan Stanley Capital Services
3,750	05/21/19	1.475%	3 month LIBOR(1)	38,848	—	38,848	Bank of Nova Scotia
14,250	05/22/19	1.455%	3 month LIBOR(1)	127,535	—	127,535	Morgan Stanley Capital Services
12,550	05/23/19	1.450%	3 month LIBOR(1)	107,338	—	107,338	Bank of Nova Scotia
10,750	06/07/19	1.393%	3 month LIBOR(1)	41,320	—	41,320	Bank of Nova Scotia
7,750	06/07/19	1.330%	3 month LIBOR(1)	(2,969)	—	(2,969)	Barclays Bank PLC
1,850	06/07/19	1.338%	3 month LIBOR(1)	230	—	230	Bank of Nova Scotia
1,660	11/15/19	4.546%	3 month LIBOR(2)	(755,120)	—	(755,120)	Deutsche Bank AG
2,500	03/15/20	3.769%	3 month LIBOR(1)	452,236	—	452,236	Citibank N.A.
1,548	05/15/21	4.419%	3 month LIBOR(2)	(726,233)	—	(726,233)	Deutsche Bank AG
1,543	05/15/21	4.446%	3 month LIBOR(2)	(731,422)	—	(731,422)	Deutsche Bank AG
2,700	06/08/21	4.640%	3 month LIBOR(1)	277,248	—	277,248	Morgan Stanley Capital Services
3,585	07/20/21	3.035%	3 month LIBOR(1)	466,453	—	466,453	Citibank N.A.
1,370	08/09/21	2.625%	3 month LIBOR(2)	(125,608)	—	(125,608)	Citibank N.A.
3,250	08/15/21	2.380%	3 month LIBOR(2)	(224,952)	—	(224,952)	Barclays Bank PLC
1,920	08/19/21	2.350%	3 month LIBOR(2)	(127,289)	—	(127,289)	Barclays Bank PLC
1,910	08/22/21	2.204%	3 month LIBOR(1)	101,030	—	101,030	UBS AG
1,140	08/24/21	2.250%	3 month LIBOR(1)	64,869	—	64,869	Citibank N.A.
7,050	08/25/21	2.222%	3 month LIBOR(2)	(383,063)	—	(383,063)	Bank of America N.A.
8,400	09/06/21	2.226%	3 month LIBOR(1)	453,550	—	453,550	UBS AG
3,305	09/06/21	2.431%	3 month LIBOR(1)	239,328	—	239,328	Morgan Stanley Capital Services
2,750	09/06/21	2.223%	3 month LIBOR(1)	147,557	—	147,557	UBS AG
1,915	09/06/21	2.248%	3 month LIBOR(1)	107,055	—	107,055	Barclays Bank PLC
3,050	09/09/21	2.205%	3 month LIBOR(2)	(158,424)	—	(158,424)	Barclays Bank PLC
1,940	09/13/21	2.171%	3 month LIBOR(2)	(94,381)	—	(94,381)	Bank of America N.A.
8,030	09/14/21	2.160%	3 month LIBOR(1)	382,109	—	382,109	Barclays Bank PLC
1,310	09/16/21	2.213%	3 month LIBOR(1)	68,412	—	68,412	Barclays Bank PLC
545	09/19/21	2.259%	3 month LIBOR(2)	(30,618)	—	(30,618)	Barclays Bank PLC
3,185	09/21/21	2.170%	3 month LIBOR(2)	(153,172)	—	(153,172)	Barclays Bank PLC
2,580	09/22/21	2.158%	3 month LIBOR(1)	121,074	—	121,074	Barclays Bank PLC
1,940	09/23/21	2.099%	3 month LIBOR(2)	(80,721)	—	(80,721)	Citibank N.A.
2,640	09/27/21	1.933%	3 month LIBOR(1)	69,780	—	69,780	Citibank N.A.
3,365	10/03/21	2.188%	3 month LIBOR(1)	160,639	—	160,639	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,215	10/03/21	2.160%	3 month LIBOR(1)	$100,272	$—	$100,272	Morgan Stanley Capital Services
1,490	10/04/21	2.108%	3 month LIBOR(1)	60,369	—	60,369	Citibank N.A.
3,780	10/06/21	2.038%	3 month LIBOR(2)	(128,851)	—	(128,851)	Citibank N.A.
1,575	10/06/21	2.060%	3 month LIBOR(2)	(56,867)	—	(56,867)	UBS AG
1,430	10/06/21	1.965%	3 month LIBOR(1)	39,443	—	39,443	JPMorgan Chase Bank
3,900	10/11/21	2.265%	3 month LIBOR(2)	(211,164)	—	(211,164)	Citibank N.A.
3,900	10/11/21	2.285%	3 month LIBOR(2)	(218,161)	—	(218,161)	Barclays Bank PLC
1,690	10/11/21	2.118%	3 month LIBOR(1)	69,142	—	69,142	Citibank N.A.
6,395	10/14/21	2.405%	3 month LIBOR(1)	425,267	—	425,267	UBS AG
2,200	10/19/21	2.358%	3 month LIBOR(2)	(136,139)	—	(136,139)	Barclays Bank PLC
540	11/01/21	2.483%	3 month LIBOR(2)	(38,941)	—	(38,941)	Barclays Bank PLC
15,000	11/23/21	2.150%	3 month LIBOR(2)	(612,815)	—	(612,815)	Barclays Bank PLC
3,440	11/23/21	2.148%	3 month LIBOR(2)	(139,818)	—	(139,818)	Citibank N.A.
860	11/29/21	2.129%	3 month LIBOR(1)	33,186	—	33,186	JPMorgan Chase Bank
555	11/30/21	2.229%	3 month LIBOR(1)	26,346	—	26,346	JPMorgan Chase Bank
690	12/05/21	2.251%	3 month LIBOR(2)	(33,894)	—	(33,894)	Barclays Bank PLC
4,010	12/06/21	2.238%	3 month LIBOR(2)	(191,864)	—	(191,864)	Barclays Bank PLC
3,350	12/14/21	2.150%	3 month LIBOR(2)	(132,510)	—	(132,510)	Barclays Bank PLC
1,850	12/23/21	2.090%	3 month LIBOR(2)	(62,369)	—	(62,369)	Barclays Bank PLC
3,400	12/28/21	2.118%	3 month LIBOR(2)	(121,941)	—	(121,941)	Barclays Bank PLC
3,850	01/13/22	2.050%	3 month LIBOR(2)	(145,592)	—	(145,592)	Bank of Nova Scotia
630	01/13/22	2.068%	3 month LIBOR(1)	24,864	—	24,864	Citibank N.A.
5,300	01/19/22	2.015%	3 month LIBOR(2)	(180,734)	—	(180,734)	Bank of Nova Scotia
3,830	01/20/22	1.999%	3 month LIBOR(2)	(124,373)	—	(124,373)	Bank of Nova Scotia
3,715	01/24/22	2.148%	3 month LIBOR(1)	171,783	—	171,783	Bank of Nova Scotia
2,950	01/24/22	2.113%	3 month LIBOR(2)	(126,675)	—	(126,675)	Bank of Nova Scotia
2,250	01/24/22	2.118%	3 month LIBOR(2)	(97,677)	—	(97,677)	Bank of Nova Scotia
3,830	01/25/22	2.171%	3 month LIBOR(1)	185,321	—	185,321	Bank of Nova Scotia
1,945	01/27/22	2.071%	3 month LIBOR(2)	(75,574)	—	(75,574)	Citibank N.A.
1,750	01/30/22	2.082%	3 month LIBOR(2)	(69,193)	—	(69,193)	Citibank N.A.
3,540	02/02/22	1.914%	3 month LIBOR(2)	(83,167)	—	(83,167)	Citibank N.A.
3,430	02/07/22	2.056%	3 month LIBOR(2)	(125,544)	—	(125,544)	Citibank N.A.
3,370	02/13/22	2.120%	3 month LIBOR(1)	142,123	—	142,123	Bank of Nova Scotia
2,625	02/17/22	2.018%	3 month LIBOR(2)	(84,697)	—	(84,697)	Bank of Nova Scotia
1,950	02/21/22	2.105%	3 month LIBOR(2)	(78,456)	—	(78,456)	JPMorgan Chase Bank
1,300	02/21/22	2.100%	3 month LIBOR(2)	(51,692)	—	(51,692)	JPMorgan Chase Bank
1,980	02/23/22	2.117%	3 month LIBOR(2)	(81,627)	—	(81,627)	JPMorgan Chase Bank
2,300	03/21/22	2.325%	3 month LIBOR(1)	136,276	—	136,276	Barclays Bank PLC
4,600	03/23/22	2.368%	3 month LIBOR(1)	290,401	—	290,401	Citibank N.A.
7,125	04/12/22	2.111%	3 month LIBOR(1)	260,109	—	260,109	Citibank N.A.
5,700	05/15/22	1.988%	3 month LIBOR(2)	(128,636)	—	(128,636)	JPMorgan Chase Bank
3,140	06/11/22	1.843%	3 month LIBOR(2)	(22,687)	—	(22,687)	Bank of Nova Scotia
2,000	06/20/22	1.716%	3 month LIBOR(2)	10,089	—	10,089	Bank of Nova Scotia
4,500	08/22/26	2.720%	3 month LIBOR(2)	(363,925)	—	(363,925)	JPMorgan Chase Bank
1,610	02/14/27	2.503%	3 month LIBOR(1)	81,486	—	81,486	Barclays Bank PLC
1,410	08/24/41	3.065%	3 month LIBOR(2)	(184,907)	—	(184,907)	Citibank N.A.
1,410	08/24/41	3.074%	3 month LIBOR(2)	(187,580)	—	(187,580)	Citibank N.A.
1,450	09/06/41	3.028%	3 month LIBOR(2)	(177,243)	—	(177,243)	UBS AG
1,450	09/06/41	3.110%	3 month LIBOR(2)	(203,135)	—	(203,135)	UBS AG
1,425	09/08/41	2.954%	3 month LIBOR(1)	151,294	—	151,294	Barclays Bank PLC
915	09/09/41	3.019%	3 month LIBOR(1)	110,075	—	110,075	Barclays Bank PLC
1,670	10/11/41	2.719%	3 month LIBOR(2)	(87,229)	—	(87,229)	JPMorgan Chase Bank
1,700	10/17/41	2.905%	3 month LIBOR(1)	156,360	—	156,360	Barclays Bank PLC
1,750	12/12/41	2.685%	3 month LIBOR(1)	71,665	—	71,665	Citibank N.A.
1,665	12/20/41	2.614%	3 month LIBOR(2)	(41,994)	—	(41,994)	Citibank N.A.
1,350	12/20/41	2.615%	3 month LIBOR(1)	34,412	—	34,412	Barclays Bank PLC
1,050	01/10/42	2.718%	3 month LIBOR(1)	61,615	—	61,615	Barclays Bank PLC
1,105	01/11/42	2.710%	3 month LIBOR(1)	62,957	—	62,957	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,155	01/12/42	2.773%	3 month LIBOR(2)	$(152,210)	$—	$(152,210)	Citibank N.A.
1,470	02/09/42	2.840%	3 month LIBOR(1)	122,672	—	122,672	Barclays Bank PLC

				$51,118,654	$—	$51,118,654

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level1 —	quoted prices generally in active markets for identical securities.
Level2 —	Other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level3 —	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$37,475,453	$—
Commercial Mortgage-Backed Securities	—	35,483,369	3,993,058
Corporate Bonds	—	43,641,026	—
Municipal Bond	—	276,268	—
Non-Corporate Foreign Agencies	—	7,282,981	—
Sovereigns	—	5,706,565	—
U.S. Government Agency Obligations	—	101,565,050	—
U.S. Government Mortgage-Backed Securities	—	33,393,131	—
U.S. Treasury Obligations	—	108,201,244	—
Affiliated Money Market Mutual Fund	195,941,355	—	—
Other Financial Instruments*
Futures Contracts	147,650	—	—
Interest Rate Swaps	—	51,118,654	—

Total	$196,089,005	$424,143,741	$3,993,058

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	32.1%
U.S. Treasury Obligations	17.7
U.S. Government Agency Obligations	16.7
Commercial Mortgage-Backed Securities	6.5
Asset-Backed Securities	6.1
U.S. Government Mortgage-Backed Securities	5.5
Banking	2.9
Non-Corporate Foreign Agencies	1.2
Sovereigns	0.9
Capital Goods	0.5
Foods	0.4
Healthcare & Pharmaceutical	0.4
Insurance	0.4
Telecommunications	0.4

Energy – Integrated	0.3%
Non-Captive Finance	0.3
Retailers	0.3
Energy – Other	0.2
Healthcare Insurance	0.2
Media & Entertainment	0.2
Pipelines & Other	0.2
Chemicals	0.1
Electric	0.1
Railroads	0.1
Technology	0.1
Tobacco	0.1

93.9
Other assets in excess of liabilities	6.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$73,558,466		Unrealized depreciation on swap agreements	$22,439,812
Interest rate contracts	Due from broker — variation margin	190,177	*	Due from broker — variation margin	42,527	*

Total		$73,748,643			$22,482,339

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$166,342	$(141,441)	$(1,806,834)	$4,164,927	$2,382,994

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$153,817	$11,614,875	$11,768,692

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$50,748,940	$63,041,608	$1,798,236,152

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $369,982,980)	$377,018,145
Affiliated investments (cost $195,941,355)	195,941,355
Cash	39,227
Unrealized appreciation on swap agreements	73,558,466
Receivable for investments sold	21,152,023
Dividends and interest receivable	1,197,639
Due from broker-variation margin	323,947
Tax reclaim receivable	9,566
Prepaid expenses	268

Total Assets	669,240,636

LIABILITIES:
Payable for investments purchased	34,667,606
Unrealized depreciation on swap agreements	22,439,812
Payable for fund share repurchased	1,758,467
Advisory fees payable	324,515
Shareholder servicing fees payable	44,492
Accrued expenses and other liabilities	34,432
Affiliated transfer agent fee payable	485

Total Liabilities	59,269,809

NET ASSETS	$609,970,827

Net assets were comprised of:
Paid-in capital	$543,850,112
Retained earnings	66,120,715

Net assets, June 30, 2012	$609,970,827

Net asset value and redemption price per share, $609,970,827 / 50,199,518 outstanding shares of beneficial interest	$12.15

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$3,996,311
Affiliated dividend income	211,620

4,207,931

EXPENSES
Advisory fees	1,884,182
Shareholder servicing fees and expenses	294,148
Custodian and accounting fees	44,000
Audit fee	18,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Shareholders’ reports	4,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	2,000
Miscellaneous	5,288

Total expenses	2,269,618
Less: shareholder servicing fee waiver	(33,545)

Net expenses	2,236,073

NET INVESTMENT INCOME	1,971,858

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,625,824
Futures transactions	(1,806,834)
Swap agreement transactions	4,164,927
Options written transactions	(141,441)

5,842,476

Net change in unrealized appreciation (depreciation) on:
Investments	1,493,022
Futures	153,817
Swap agreements	11,614,875

13,261,714

NET GAIN ON INVESTMENTS	19,104,190

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,076,048

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,971,858	$2,800,569
Net realized gain on investment transactions	5,842,476	3,075,023
Net change in unrealized appreciation (depreciation) on investments	13,261,714	43,454,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,076,048	49,329,997

DISTRIBUTIONS	(5,865,744)	(30,362,815)

FUND SHARE TRANSACTIONS:
Fund share sold [8,658,381 and 71,018,874 shares, respectively]	104,321,519	818,536,353
Fund share issued in reinvestment of distributions [485,173 and 2,785,579 shares, respectively]	5,865,744	30,362,815
Fund share repurchased [16,553,627 and 24,650,193 shares, respectively]	(198,364,396)	(285,597,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(88,177,133)	563,302,144

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,966,829)	582,269,326
NET ASSETS:
Beginning of period	682,937,656	100,668,330

End of period	$609,970,827	$682,937,656

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 48.8%
ASSET-BACKED SECURITIES — 5.4%
Ally Auto Receivables Trust, Series 2012-2, Class A3	Aaa	0.740%	04/15/16	$220	$220,111
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.492%(c)	11/15/15	600	601,022
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	300	300,658
CarMax Auto Owner Trust, Series 2012-1, Class A3	AAA(d)	0.890%	09/15/16	300	300,928
Chase Issuance Trust, Series 2005-A11, Class A	Aaa	0.312%(c)	12/15/14	1,000	1,000,207
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.528%(c)	12/15/18	1,000	989,318
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.542%(c)	02/17/15	800	801,293
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%	10/15/13	52	52,544
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	200	200,192
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	200	200,104
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.302%(c)	11/15/15	1,000	999,993
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	200	200,362
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%	01/15/15	400	400,285

TOTAL ASSET-BACKED SECURITIES (cost $5,863,852)					6,267,017

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.3%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%	10/10/45	210	215,082
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.894%(c)	09/11/38	387	390,650
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%	06/11/50	300	319,434
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%	01/12/45	20	19,820
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2	AAA(d)	5.588%	09/11/42	435	436,271
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	80	83,136
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A2	AAA(d)	5.690%	06/10/46	10	9,957
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%	02/15/40	57	57,222
FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2	AA+(d)	3.531%	06/25/20	145	158,150
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	327	326,310
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	364	372,817
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	200	222,413
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	700	795,204

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	08/10/45	$190	$191,873
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	285	285,710
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2	Aaa	6.050%(c)	04/15/45	15	15,307
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	357	357,830
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%	02/15/51	138	139,321
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	100	108,787
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	300	306,330
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%	03/15/32	4	4,156
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	13	12,534
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	300	341,405
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.607%(c)	02/12/39	150	168,229
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	208	207,794
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	200	203,539
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	620	632,362
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	140	142,791
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	700	778,084
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2	Aaa	5.684%	05/15/43	44	43,986
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%	11/15/48	29	28,818
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	130	146,306
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	6.052%(c)	02/15/51	392	391,404
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	6.097%(c)	02/15/51	500	560,314

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,876,950)					8,473,346

CORPORATE BONDS — 6.3%
Banking — 2.6%
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	205	211,306
Barclays Bank PLC (United Kingdom), Sr Unsec’d. Notes	A2	6.750%	05/22/19	165	192,480
Citigroup, Inc., Unsec’d. Notes	Baa2	8.500%	05/22/19	150	185,255
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	35	36,030
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	1,540	1,536,612

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	6.300%	04/23/19	$175	$204,528
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%	04/28/15	245	253,258
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aa2	4.200%	05/13/14	275	287,319
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A3	6.125%	01/11/21	60	66,655

					2,973,443

Capital Goods — 0.2%
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	215	225,290
Xylem, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.875%	10/01/21	60	66,362

					291,652

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	100	120,032

Energy - Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	60	62,123
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	45	50,663

					112,786

Energy - Other — 0.2%
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	3.250%	05/15/22	100	101,739
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A1	4.100%	02/01/21	60	67,267
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	32,206

					201,212

Foods — 0.8%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	175	231,132
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	90	105,985
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	A+(d)	4.250%	03/01/15	300	326,030
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	200	219,084

					882,231

Healthcare & Pharmaceutical — 0.4%
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	2.850%	05/08/22	75	76,291
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	165	196,717
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	180	223,892

					496,900

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	190	234,447

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	60	66,331

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	$190	$240,635

					306,966

Media & Entertainment — 0.1%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	55	60,507
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	4.500%	03/01/21	95	105,254

					165,761

Metals
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18	25	25,349

Non-Captive Finance — 0.2%
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	A1	6.000%	08/07/19	150	175,511

Pipelines & Other — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	125	167,216

Retailers — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	235	293,057
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(h)	Aa2	4.125%	02/01/19	305	347,345

					640,402

Technology — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	180	209,294

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	3.875%	08/15/21	110	119,818

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	200	276,754

TOTAL CORPORATE BONDS (cost $6,751,709)					7,399,774

MUNICIPAL BOND — 0.1%
State of California GO, Taxable Var. Purp. 3 (cost $125,772)	A1	5.450%	04/01/15	125	138,134

NON-CORPORATE FOREIGN AGENCIES — 0.8%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	805	809,729
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	100	119,730

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $902,676)					929,459

SOVEREIGNS — 1.1%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	140	140,721
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	1,185	1,188,954

TOTAL SOVEREIGNS (cost $1,324,047)					1,329,675

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
Federal Home Loan Mortgage Corp.	0.625%	12/29/14	$5	$5,019
Federal National Mortgage Association(h)	2.375%	04/11/16	855	908,178
Financing Corp. FICO Strips Principal, Series D-P	1.780%(s)	09/26/19	2,900	2,552,403
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes	1.910%(s)	03/15/20	1,000	870,200
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes	2.480%(s)	03/15/22	95	76,359
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes	5.500%	04/26/24	450	591,058

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,307,895)				5,003,217

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 11.8%
Federal Home Loan Mortgage Corp.	1.750%	05/30/19	5,000	5,114,100
Federal National Mortgage Association	0.500%	07/02/15	3,245	3,240,989
Government National Mortgage Association	3.500%	TBA	5,000	5,343,750

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $13,684,585)				13,698,839

U.S. TREASURY OBLIGATIONS — 11.7%
U.S. Treasury Bonds(h)	7.250%	05/15/16	1,300	1,630,281
U.S. Treasury Inflation Indexed Bonds	0.750%	02/15/42	321	336,427
U.S. Treasury Notes	0.625%	05/31/17	245	243,871
U.S. Treasury Notes	0.750%	06/30/17	320	320,325
U.S. Treasury Notes(h)	1.125%	05/31/19	1,305	1,307,038
U.S. Treasury Notes(h)(k)	1.750%	05/15/22	3,365	3,392,341
U.S. Treasury Notes(h)	2.375%	02/28/15	100	105,227
U.S. Treasury Notes(h)	2.750%	10/31/13	4,315	4,455,406
U.S. Treasury Notes(h)	3.125%	01/31/17	1,520	1,686,369
U.S. Treasury Strips Coupon	2.250%(n)	02/15/25	150	112,981

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,587,662)				13,590,266

TOTAL LONG-TERM INVESTMENTS (cost $54,425,148)				56,829,727

			Shares
SHORT-TERM INVESTMENT — 53.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $61,813,325)(Note 4)(w)			61,813,325	61,813,325

TOTAL INVESTMENTS — 101.9% (cost $116,238,473)				118,643,052
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.9)%				(2,157,883)

NET ASSETS — 100.0%				$116,485,169

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corp.
FICO	Financing Corp.
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
61	90 Day Euro Dollar	Sep. 2012	$15,177,743	$15,176,800	$(943)
34	5 Year U.S. Treasury Notes	Sep. 2012	4,209,170	4,214,937	5,767

					4,824

Short Positions:
20	2 Year U.S. Treasury Notes	Sep. 2012	4,404,283	4,403,750	533
68	10 Year U.S. Treasury Notes	Sep. 2012	9,086,582	9,069,500	17,082
1	U.S. Long Bond	Sep. 2012	148,967	147,969	998
3	U.S. Ultra Bond	Sep. 2012	502,993	500,531	2,462

					21,075

					$25,899

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3 month LIBOR(2)	$(1,536)	$—	$(1,536)	Barclays Bank PLC
600	09/19/14	0.669%	3 month LIBOR(2)	(2,504)	—	(2,504)	JPMorgan Chase Bank
500	10/28/14	0.816%	3 month LIBOR(2)	(3,173)	—	(3,173)	Barclays Bank PLC
405	10/28/14	0.809%	3 month LIBOR(2)	(2,501)	—	(2,501)	Barclays Bank PLC
460	08/04/16	1.528%	3 month LIBOR(2)	(16,045)	—	(16,045)	Citibank N.A.
400	08/22/16	1.168%	3 month LIBOR(2)	(7,317)	—	(7,317)	Morgan Stanley Capital Services
685	08/26/16	1.299%	3 month LIBOR(1)	16,481	—	16,481	Morgan Stanley Capital Services
3,765	08/31/16	0.934%	3 month LIBOR(1)	19,359	—	19,359	Credit Suisse International
3,750	08/31/16	0.928%	3 month LIBOR(1)	18,349	—	18,349	Citibank N.A.
3,750	08/31/16	0.977%	3 month LIBOR(2)	(25,840)	—	(25,840)	Citibank N.A.
1,170	08/31/16	0.975%	3 month LIBOR(2)	(7,974)	—	(7,974)	JPMorgan Chase Bank
1,170	08/31/16	0.978%	3 month LIBOR(2)	(8,141)	—	(8,141)	JPMorgan Chase Bank
2,500	09/12/16	1.168%	3 month LIBOR(2)	(44,326)	—	(44,326)	Morgan Stanley Capital Services
805	09/28/16	1.238%	3 month LIBOR(2)	(16,520)	—	(16,520)	Barclays Bank PLC
555	09/28/16	1.183%	3 month LIBOR(2)	(10,014)	—	(10,014)	Barclays Bank PLC
850	10/11/16	1.430%	3 month LIBOR(2)	(23,287)	—	(23,287)	Citibank N.A.
4,960	11/30/16	0.913%	3 month LIBOR(2)	(6,716)	—	(6,716)	JPMorgan Chase Bank
4,080	11/30/16	0.945%	3 month LIBOR(2)	(10,938)	—	(10,938)	Citibank N.A.
4,080	11/30/16	0.948%	3 month LIBOR(2)	(11,393)	—	(11,393)	Citibank N.A.
370	12/29/16	1.351%	3 month LIBOR(1)	7,896	—	7,896	Barclays Bank PLC
250	12/30/16	1.328%	3 month LIBOR(1)	4,764	—	4,764	Citibank N.A.
2,750	01/03/17	1.273%	3 month LIBOR(1)	62,750	—	62,750	Citibank N.A.
390	01/03/17	1.311%	3 month LIBOR(2)	(9,644)	—	(9,644)	Citibank N.A.
425	01/12/17	1.201%	3 month LIBOR(2)	(8,049)	—	(8,049)	JPMorgan Chase Bank
605	01/26/17	1.215%	3 month LIBOR(1)	11,526	—	11,526	Bank of Nova Scotia
425	01/26/17	1.227%	3 month LIBOR(1)	8,358	—	8,358	JPMorgan Chase Bank
1,300	01/27/17	1.138%	3 month LIBOR(2)	(19,752)	—	(19,752)	Bank of Nova Scotia
2,265	01/31/17	1.055%	3 month LIBOR(1)	24,791	—	24,791	Bank of Nova Scotia
1,300	02/02/17	1.020%	3 month LIBOR(1)	11,837	—	11,837	Bank of Nova Scotia
560	02/07/17	0.965%	3 month LIBOR(1)	3,477	—	3,477	Barclays Bank PLC
625	02/13/17	1.128%	3 month LIBOR(2)	(8,759)	—	(8,759)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$850	03/30/17	1.233%	3 month LIBOR(2)	$(14,054)	$—	$(14,054)	Bank of Nova Scotia
2,500	06/29/17	0.980%	3 month LIBOR(2)	(1,614)	—	(1,614)	Bank of Nova Scotia
1,120	05/15/18	2.318%	3 month LIBOR(1)	78,019	—	78,019	JPMorgan Chase Bank
580	07/27/18	2.473%	3 month LIBOR(2)	(49,972)	—	(49,972)	Bank of America N.A.
430	08/02/18	2.400%	3 month LIBOR(2)	(34,885)	—	(34,885)	Barclays Bank PLC
70	08/09/18	2.136%	3 month LIBOR(1)	4,483	—	4,483	Bank of America N.A.
1,500	08/22/18	1.665%	3 month LIBOR(2)	(50,230)	—	(50,230)	JPMorgan Chase Bank
500	08/30/18	1.850%	3 month LIBOR(1)	22,442	—	22,442	Morgan Stanley Capital Services
500	08/31/18	1.893%	3 month LIBOR(2)	(23,863)	—	(23,863)	Barclays Bank PLC
600	09/01/18	1.820%	3 month LIBOR(2)	(25,653)	—	(25,653)	Citibank N.A.
590	09/06/18	1.820%	3 month LIBOR(2)	(25,096)	—	(25,096)	Barclays Bank PLC
490	09/08/18	1.688%	3 month LIBOR(2)	(16,676)	—	(16,676)	Barclays Bank PLC
190	09/27/18	1.525%	3 month LIBOR(1)	4,357	—	4,357	Morgan Stanley Capital Services
2,935	09/29/18	1.735%	3 month LIBOR(2)	(106,090)	—	(106,090)	Barclays Bank PLC
845	10/03/18	1.745%	3 month LIBOR(1)	29,875	—	29,875	UBS AG
490	10/11/18	1.770%	3 month LIBOR(1)	17,867	—	17,867	JPMorgan Chase Bank
655	10/21/18	1.908%	3 month LIBOR(2)	(29,187)	—	(29,187)	Barclays Bank PLC
740	10/27/18	1.960%	3 month LIBOR(2)	(35,143)	—	(35,143)	Barclays Bank PLC
605	11/01/18	1.984%	3 month LIBOR(2)	(29,449)	—	(29,449)	Barclays Bank PLC
320	11/02/18	1.880%	3 month LIBOR(2)	(13,462)	—	(13,462)	Barclays Bank PLC
350	11/04/18	1.766%	3 month LIBOR(2)	(12,160)	—	(12,160)	Barclays Bank PLC
460	11/08/18	1.738%	3 month LIBOR(2)	(15,056)	—	(15,056)	Citibank N.A.
190	11/22/18	1.766%	3 month LIBOR(1)	6,414	—	6,414	Morgan Stanley Capital Services
735	11/25/18	1.746%	3 month LIBOR(1)	23,744	—	23,744	Morgan Stanley Capital Services
295	11/30/18	1.830%	3 month LIBOR(1)	11,016	—	11,016	Barclays Bank PLC
560	12/05/18	1.813%	3 month LIBOR(2)	(20,144)	—	(20,144)	Barclays Bank PLC
570	12/12/18	1.750%	3 month LIBOR(2)	(18,063)	—	(18,063)	Barclays Bank PLC
600	12/14/18	1.709%	3 month LIBOR(2)	(17,397)	—	(17,397)	Barclays Bank PLC
1,070	01/12/19	1.699%	3 month LIBOR(2)	(36,494)	—	(36,494)	Citibank N.A.
530	01/17/19	1.603%	3 month LIBOR(2)	(14,469)	—	(14,469)	Barclays Bank PLC
355	01/31/19	1.555%	3 month LIBOR(2)	(8,237)	—	(8,237)	Morgan Stanley Capital Services
1,545	02/16/19	1.580%	3 month LIBOR(1)	36,877	—	36,877	Citibank N.A.
280	02/21/19	1.573%	3 month LIBOR(2)	(6,473)	—	(6,473)	Citibank N.A.
820	02/23/19	1.631%	3 month LIBOR(1)	22,093	—	22,093	Citibank N.A.
400	03/05/19	1.643%	3 month LIBOR(2)	(10,900)	—	(10,900)	Bank of Nova Scotia
2,700	03/19/19	1.880%	3 month LIBOR(1)	115,242	—	115,242	Bank of Nova Scotia
2,250	03/22/19	1.980%	3 month LIBOR(1)	111,003	—	111,003	Bank of Nova Scotia
2,250	04/11/19	1.790%	3 month LIBOR(1)	76,769	—	76,769	Barclays Bank PLC
450	04/13/19	1.638%	3 month LIBOR(1)	10,624	—	10,624	Bank of Nova Scotia
2,300	04/19/19	1.610%	3 month LIBOR(1)	49,289	—	49,289	Barclays Bank PLC
2,310	05/14/19	1.538%	3 month LIBOR(1)	34,632	—	34,632	Bank of Nova Scotia
12,000	05/17/19	1.505%	3 month LIBOR(1)	151,443	—	151,443	Bank of Nova Scotia
3,100	05/18/19	1.523%	3 month LIBOR(1)	42,436	—	42,436	Morgan Stanley Capital Services
1,900	05/21/19	1.475%	3 month LIBOR(1)	19,683	—	19,683	Bank of Nova Scotia
4,000	05/22/19	1.455%	3 month LIBOR(1)	35,799	—	35,799	Morgan Stanley Capital Services
2,450	05/23/19	1.450%	3 month LIBOR(1)	20,954	—	20,954	Bank of Nova Scotia
9,400	06/07/19	1.330%	3 month LIBOR(1)	(3,601)	—	(3,601)	Barclays Bank PLC
1,500	06/07/19	1.393%	3 month LIBOR(1)	5,766	—	5,766	Bank of Nova Scotia
957	11/15/19	4.546%	3 month LIBOR(2)	(435,154)	—	(435,154)	Deutsche Bank AG
79,000	12/31/19	1.891%	3 month LIBOR(1)	3,456,307	—	3,456,307	Bank of America N.A.
13,905	12/31/19	3.018%	3 month LIBOR(2)	(2,160,198)	—	(2,160,198)	UBS AG
10,965	12/31/19	3.538%	3 month LIBOR(1)	2,471,154	—	2,471,154	JPMorgan Chase Bank
10,600	12/31/19	4.137%	3 month LIBOR(1)	4,153,417	—	4,153,417	JPMorgan Chase Bank
6,055	12/31/19	2.619%	3 month LIBOR(2)	(833,003)	—	(833,003)	Citibank N.A.
5,220	12/31/19	4.256%	3 month LIBOR(1)	2,158,770	—	2,158,770	JPMorgan Chase Bank
3,700	12/31/19	4.886%	3 month LIBOR(1)	1,936,456	—	1,936,456	JPMorgan Chase Bank
3,200	12/31/19	3.193%	3 month LIBOR(2)	(784,793)	—	(784,793)	Morgan Stanley Capital Services
1,950	12/31/19	3.193%	3 month LIBOR(2)	(482,339)	—	(482,339)	Morgan Stanley Capital Services
1,500	12/31/19	3.102%	3 month LIBOR(2)	(349,944)	—	(349,944)	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,500	12/31/19	3.110%	3 month LIBOR(2)	$(351,165)	$—	$(351,165)	Morgan Stanley Capital Services
1,400	12/31/19	3.628%	3 month LIBOR(2)	(404,266)	—	(404,266)	Morgan Stanley Capital Services
1,000	12/31/19	3.496%	3 month LIBOR(2)	(284,788)	—	(284,788)	Morgan Stanley Capital Services
1,000	12/31/19	3.555%	3 month LIBOR(2)	(292,858)	—	(292,858)	Morgan Stanley Capital Services
1,000	12/31/19	3.843%	3 month LIBOR(2)	(319,492)	—	(319,492)	Morgan Stanley Capital Services
1,000	12/31/19	3.892%	3 month LIBOR(2)	(326,634)	—	(326,634)	Morgan Stanley Capital Services
1,000	12/31/19	4.005%	3 month LIBOR(2)	(341,890)	—	(341,890)	Morgan Stanley Capital Services
1,000	12/31/19	4.191%	3 month LIBOR(2)	(378,079)	—	(378,079)	Morgan Stanley Capital Services
934	12/31/19	4.690%	3 month LIBOR(1)	456,061	—	456,061	JPMorgan Chase Bank
700	12/31/19	3.355%	3 month LIBOR(2)	(185,411)	—	(185,411)	Morgan Stanley Capital Services
670	12/31/19	2.005%	3 month LIBOR(2)	(34,719)	—	(34,719)	Bank of America N.A.
535	12/31/19	3.836%	3 month LIBOR(2)	(168,869)	—	(168,869)	Morgan Stanley Capital Services
400	12/31/19	3.780%	3 month LIBOR(2)	(123,210)	—	(123,210)	Morgan Stanley Capital Services
300	12/31/19	3.585%	3 month LIBOR(2)	(84,353)	—	(84,353)	Morgan Stanley Capital Services
957	05/15/20	4.246%	3 month LIBOR(2)	(400,723)	—	(400,723)	Deutsche Bank AG
3,685	09/10/20	2.620%	3 month LIBOR(2)	(338,877)	—	(338,877)	Barclays Bank PLC
1,145	09/17/20	2.708%	3 month LIBOR(2)	(113,070)	—	(113,070)	Morgan Stanley Capital Services
460	10/01/20	2.523%	3 month LIBOR(2)	(37,550)	—	(37,550)	UBS AG
3,150	11/12/20	2.888%	3 month LIBOR(2)	(341,210)	—	(341,210)	Citibank N.A.
892	05/15/21	4.419%	3 month LIBOR(2)	(418,507)	—	(418,507)	Deutsche Bank AG
889	05/15/21	4.446%	3 month LIBOR(2)	(421,498)	—	(421,498)	Deutsche Bank AG
540	06/08/21	4.640%	3 month LIBOR(1)	55,450	—	55,450	Morgan Stanley Capital Services
805	07/20/21	3.035%	3 month LIBOR(1)	104,740	—	104,740	Citibank N.A.
890	08/03/21	2.925%	3 month LIBOR(2)	(105,986)	—	(105,986)	Barclays Bank PLC
1,860	08/04/21	2.803%	3 month LIBOR(2)	(200,830)	—	(200,830)	Barclays Bank PLC
240	08/09/21	2.625%	3 month LIBOR(2)	(22,004)	—	(22,004)	Citibank N.A.
2,200	08/11/21	2.603%	3 month LIBOR(2)	(196,931)	—	(196,931)	Morgan Stanley Capital Services
450	08/11/21	2.570%	3 month LIBOR(1)	38,966	—	38,966	HSBC Bank USA N.A.
2,800	08/12/21	2.378%	3 month LIBOR(2)	(193,867)	—	(193,867)	Morgan Stanley Capital Services
7,375	08/15/21	2.395%	3 month LIBOR(1)	520,420	—	520,420	JPMorgan Chase Bank
370	08/15/21	2.380%	3 month LIBOR(2)	(25,610)	—	(25,610)	Barclays Bank PLC
425	08/18/21	2.408%	3 month LIBOR(2)	(30,389)	—	(30,389)	Citibank N.A.
220	08/19/21	2.350%	3 month LIBOR(2)	(14,585)	—	(14,585)	Barclays Bank PLC
220	08/22/21	2.204%	3 month LIBOR(1)	11,637	—	11,637	UBS AG
850	08/24/21	2.253%	3 month LIBOR(1)	48,583	—	48,583	Bank of America N.A.
360	08/24/21	2.255%	3 month LIBOR(1)	20,657	—	20,657	Citibank N.A.
805	08/25/21	2.222%	3 month LIBOR(2)	(43,740)	—	(43,740)	Bank of America N.A.
710	09/02/21	2.378%	3 month LIBOR(2)	(48,180)	—	(48,180)	Barclays Bank PLC
310	09/06/21	2.223%	3 month LIBOR(1)	16,634	—	16,634	UBS AG
215	09/06/21	2.248%	3 month LIBOR(1)	12,019	—	12,019	Barclays Bank PLC
310	09/09/21	2.205%	3 month LIBOR(2)	(16,102)	—	(16,102)	Barclays Bank PLC
4,600	09/12/21	2.188%	3 month LIBOR(1)	230,686	—	230,686	Barclays Bank PLC
210	09/13/21	2.171%	3 month LIBOR(2)	(10,217)	—	(10,217)	Bank of America N.A.
280	09/21/21	2.170%	3 month LIBOR(2)	(13,466)	—	(13,466)	Barclays Bank PLC
70	09/22/21	2.158%	3 month LIBOR(1)	3,285	—	3,285	Barclays Bank PLC
210	09/23/21	2.099%	3 month LIBOR(2)	(8,738)	—	(8,738)	Citibank N.A.
105	09/27/21	1.933%	3 month LIBOR(1)	2,775	—	2,775	Citibank N.A.
785	10/03/21	2.188%	3 month LIBOR(1)	37,474	—	37,474	Barclays Bank PLC
215	10/03/21	2.160%	3 month LIBOR(1)	9,733	—	9,733	Morgan Stanley Capital Services
140	10/04/21	2.108%	3 month LIBOR(1)	5,672	—	5,672	Citibank N.A.
360	10/06/21	2.038%	3 month LIBOR(2)	(12,271)	—	(12,271)	Citibank N.A.
215	10/07/21	2.135%	3 month LIBOR(1)	9,189	—	9,189	Citibank N.A.
370	10/11/21	2.285%	3 month LIBOR(2)	(20,697)	—	(20,697)	Barclays Bank PLC
360	10/11/21	2.118%	3 month LIBOR(1)	14,729	—	14,729	Citibank N.A.
360	10/11/21	2.265%	3 month LIBOR(2)	(19,492)	—	(19,492)	Citibank N.A.
830	10/19/21	2.358%	3 month LIBOR(2)	(51,361)	—	(51,361)	Barclays Bank PLC
290	11/01/21	2.483%	3 month LIBOR(2)	(20,913)	—	(20,913)	Barclays Bank PLC
205	11/03/21	2.190%	3 month LIBOR(2)	(9,382)	—	(9,382)	Barclays Bank PLC
310	11/23/21	2.148%	3 month LIBOR(2)	(12,600)	—	(12,600)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$150	11/30/21	2.229%	3 month LIBOR(1)	$7,121	$—	$7,121	JPMorgan Chase Bank
915	12/05/21	2.271%	3 month LIBOR(2)	(46,564)	—	(46,564)	Barclays Bank PLC
245	12/05/21	2.251%	3 month LIBOR(2)	(12,035)	—	(12,035)	Barclays Bank PLC
330	12/06/21	2.238%	3 month LIBOR(2)	(15,789)	—	(15,789)	Barclays Bank PLC
130	12/19/21	2.053%	3 month LIBOR(1)	3,970	—	3,970	Barclays Bank PLC
380	12/22/21	2.085%	3 month LIBOR(1)	12,658	—	12,658	Barclays Bank PLC
270	12/23/21	2.090%	3 month LIBOR(2)	(9,102)	—	(9,102)	Barclays Bank PLC
470	12/28/21	2.118%	3 month LIBOR(2)	(16,857)	—	(16,857)	Barclays Bank PLC
325	01/13/22	2.050%	3 month LIBOR(2)	(12,290)	—	(12,290)	Bank of Nova Scotia
255	01/13/22	2.068%	3 month LIBOR(1)	10,064	—	10,064	Citibank N.A.
330	01/20/22	1.999%	3 month LIBOR(2)	(10,716)	—	(10,716)	Bank of Nova Scotia
320	01/24/22	2.148%	3 month LIBOR(1)	14,797	—	14,797	Bank of Nova Scotia
250	01/24/22	2.113%	3 month LIBOR(2)	(10,735)	—	(10,735)	Bank of Nova Scotia
190	01/24/22	2.118%	3 month LIBOR(2)	(8,248)	—	(8,248)	Bank of Nova Scotia
330	01/25/22	2.171%	3 month LIBOR(1)	15,968	—	15,968	Bank of Nova Scotia
170	01/27/22	2.071%	3 month LIBOR(2)	(6,605)	—	(6,605)	Citibank N.A.
150	01/30/22	2.082%	3 month LIBOR(2)	(5,931)	—	(5,931)	Citibank N.A.
325	02/02/22	1.914%	3 month LIBOR(2)	(7,635)	—	(7,635)	Citibank N.A.
325	02/07/22	2.056%	3 month LIBOR(2)	(11,896)	—	(11,896)	Citibank N.A.
335	02/13/22	2.120%	3 month LIBOR(1)	14,128	—	14,128	Bank of Nova Scotia
270	02/17/22	2.018%	3 month LIBOR(2)	(8,712)	—	(8,712)	Bank of Nova Scotia
200	02/21/22	2.105%	3 month LIBOR(2)	(8,047)	—	(8,047)	JPMorgan Chase Bank
135	02/21/22	2.100%	3 month LIBOR(2)	(5,368)	—	(5,368)	JPMorgan Chase Bank
205	02/23/22	2.117%	3 month LIBOR(2)	(8,451)	—	(8,451)	JPMorgan Chase Bank
1,365	03/02/22	2.010%	3 month LIBOR(1)	41,959	—	41,959	Barclays Bank PLC
1,050	03/09/22	2.045%	3 month LIBOR(1)	35,296	—	35,296	Bank of Nova Scotia
950	03/21/22	2.325%	3 month LIBOR(1)	56,288	—	56,288	Barclays Bank PLC
800	03/28/22	2.350%	3 month LIBOR(1)	48,959	—	48,959	Barclays Bank PLC
995	04/12/22	2.093%	3 month LIBOR(1)	34,596	—	34,596	Barclays Bank PLC
645	04/12/22	2.111%	3 month LIBOR(1)	23,547	—	23,547	Citibank N.A.
1,000	05/15/22	1.988%	3 month LIBOR(2)	(22,568)	—	(22,568)	JPMorgan Chase Bank
300	06/11/22	1.843%	3 month LIBOR(2)	(2,168)	—	(2,168)	Bank of Nova Scotia
1,100	06/20/22	1.716%	3 month LIBOR(2)	5,549	—	5,549	Bank of Nova Scotia
1,500	09/12/26	2.663%	3 month LIBOR(2)	(108,072)	—	(108,072)	Morgan Stanley Capital Services
1,135	09/30/26	2.628%	3 month LIBOR(1)	73,999	—	73,999	Citibank N.A.
455	02/14/27	2.503%	3 month LIBOR(1)	23,029	—	23,029	Barclays Bank PLC
210	09/13/31	2.890%	3 month LIBOR(2)	(19,980)	—	(19,980)	Barclays Bank PLC
160	08/24/41	3.065%	3 month LIBOR(2)	(20,982)	—	(20,982)	Citibank N.A.
160	08/24/41	3.074%	3 month LIBOR(2)	(21,286)	—	(21,286)	Citibank N.A.
160	09/06/41	3.028%	3 month LIBOR(2)	(19,558)	—	(19,558)	UBS AG
160	09/06/41	3.110%	3 month LIBOR(2)	(22,415)	—	(22,415)	UBS AG
160	09/08/41	2.954%	3 month LIBOR(1)	16,987	—	16,987	Barclays Bank PLC
130	09/09/41	3.019%	3 month LIBOR(1)	15,639	—	15,639	Barclays Bank PLC
150	10/11/41	2.719%	3 month LIBOR(2)	(7,835)	—	(7,835)	JPMorgan Chase Bank
160	10/17/41	2.905%	3 month LIBOR(1)	14,716	—	14,716	Barclays Bank PLC
140	12/12/41	2.685%	3 month LIBOR(1)	5,733	—	5,733	Citibank N.A.
140	12/20/41	2.614%	3 month LIBOR(2)	(3,531)	—	(3,531)	Citibank N.A.
85	12/20/41	2.615%	3 month LIBOR(1)	2,167	—	2,167	Barclays Bank PLC
85	01/10/42	2.718%	3 month LIBOR(1)	4,988	—	4,988	Barclays Bank PLC
95	01/11/42	2.710%	3 month LIBOR(1)	5,413	—	5,413	Citibank N.A.
180	01/12/42	2.773%	3 month LIBOR(2)	(12,714)	—	(12,714)	Citibank N.A.
145	02/09/42	2.840%	3 month LIBOR(1)	12,100	—	12,100	Barclays Bank PLC

				$4,576,052	$—	$4,576,052

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,267,017	$—
Commercial Mortgage-Backed Securities	—	7,698,193	775,153
Corporate Bonds	—	7,399,774	—
Municipal Bond	—	138,134	—
Non-Corporate Foreign Agencies	—	929,459	—
Sovereigns	—	1,329,675	—
U.S. Government Agency Obligations	—	5,003,217	—
U.S. Government Mortgage-Backed Securities	—	13,698,839	—
U.S. Treasury Obligations	—	13,590,266	—
Affiliated Money Market Mutual Fund	61,813,325	—	—
Other Financial Instruments*
Futures Contracts	25,899	—	—
Interest Rate Swaps	—	4,576,052	—

Total	$61,839,224	$60,630,626	$775,153

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	53.1%
U.S. Government Mortgage-Backed Securities	11.8
U.S. Treasury Obligations	11.7
Commercial Mortgage-Backed Securities	7.3
Asset-Backed Securities	5.4
U.S. Government Agency Obligations	4.3
Banking	2.6
Sovereigns	1.1
Foods	0.8
Non-Corporate Foreign Agencies	0.8
Retailers	0.5
Healthcare & Pharmaceutical	0.4
Insurance	0.3

Capital Goods	0.2%
Energy – Other	0.2
Healthcare Insurance	0.2
Non-Captive Finance	0.2
Technology	0.2
Tobacco	0.2
Electric	0.1
Energy – Integrated	0.1
Media & Entertainment	0.1
Municipal Bond	0.1
Pipelines & Other	0.1
Telecommunications	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value

Interest rate contracts	Due from broker — variation margin	$26,842	*	Due from broker — variation margin	$943	*
Interest rate contracts	Unrealized appreciation on swap agreements	17,394,900		Unrealized depreciation on swap agreements	12,818,848

Total		$17,421,742			$12,819,791

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps
Interest rate contracts	$16,588	$(16,382)	$(236,315)	$(1,333,794)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Futures	Swaps	Total
Interest rate contracts		$55,616	$4,054,393	$4,110,009

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$10,624,762	$10,498,331	$279,621,093

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $61,813,325)	$61,813,325
Unaffiliated investments (cost $54,425,148)	56,829,727
Cash	1,659
Unrealized appreciation on swap agreements	17,394,900
Dividends and interest receivable	231,788
Receivable for fund share sold	50,091
Due from broker-variation margin	14,325
Tax reclaim receivable	1,092
Prepaid expenses	79

Total Assets	136,336,986

LIABILITIES:
Unrealized depreciation on swap agreements	12,818,848
Payable for investments purchased	6,598,774
Payable for fund share repurchased	331,720
Advisory fees payable	60,826
Accrued expenses and other liabilities	31,665
Shareholder servicing fees payable	9,499
Affiliated transfer agent fee payable	485

Total Liabilities	19,851,817

NET ASSETS	$116,485,169

Net assets were comprised of:
Paid-in capital	$110,189,311
Retained earnings.	6,295,858

Net assets, June 30, 2012	$116,485,169

Net asset value and redemption price per share, $116,485,169 / 11,481,043 outstanding shares of beneficial interest	$10.15

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$622,434
Affiliated dividend income.	36,197

658,631

EXPENSES
Advisory fees	251,977
Shareholder servicing fees and expenses	39,337
Custodian and accounting fees	31,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Trustees’ fees	5,000
Shareholders’ reports	4,000
Legal fees and expenses	3,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	5,861

Total expenses	364,175

NET INVESTMENT INCOME	294,456

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	694,201
Futures transactions	(236,315)
Swap agreement transactions	(1,333,794)
Options written transactions	(16,382)

(892,290)

Net change in unrealized appreciation (depreciation) on:
Investments	(132,671)
Futures	55,616
Swap agreements	4,054,393

3,977,338

NET GAIN ON INVESTMENTS	3,085,048

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,379,504

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$294,456	$1,023,607
Net realized gain (loss) on investment transactions	(892,290)	12,883,298
Net change in unrealized appreciation (depreciation) on investments	3,977,338	(3,915,103)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,379,504	9,991,802

DISTRIBUTIONS	(13,918,101)	(14,307,024)

FUND SHARE TRANSACTIONS:
Fund share sold [5,730,810 and 2,135,353 shares, respectively]	64,385,187	24,300,616
Fund share issued in reinvestment of distributions [1,378,030 and 1,432,135 shares, respectively]	13,918,101	14,307,024
Fund share repurchased [740,187 and 5,891,390 shares, respectively]	(7,911,121)	(65,832,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	70,392,167	(27,224,742)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,853,570	(31,539,964)
NET ASSETS:
Beginning of period	56,631,599	88,171,563

End of period	$116,485,169	$56,631,599

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 78.6%
ASSET-BACKED SECURITIES — 1.1%
Bank of America Auto Trust, Series 2009-3A, Class A3, 144A	Aaa	1.670%	12/15/13	$1	$1,070
Chase Issuance Trust, Series 2008-A6, Class A6	Aaa	1.442%(c)	05/15/15	40	40,426
Ford Credit Auto Owner Trust, Series 2009-D, Class A3	Aaa	2.170%	10/15/13	16	15,763

TOTAL ASSET-BACKED SECURITIES (cost $57,806)					57,259

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.5%
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.941%(c)	06/10/46	225	253,344
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	290	290,053
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	318	318,071
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.390%(c)	11/12/37	100	111,509

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $969,136)					972,977

CORPORATE BONDS — 21.9%
Banking — 7.0%
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%	09/01/17	80	86,335
Citigroup, Inc., Unsec’d. Notes(h)	Baa2	8.500%	05/22/19	75	92,627
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	50	51,471
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19	50	58,437
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	50	58,386

					347,256

Capital Goods — 1.1%
Xylem, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.875%	10/01/21	50	55,301

Energy - Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	10	11,258

Energy - Other — 1.7%
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	75	86,610

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.000%	04/15/20	10	11,711

Healthcare & Pharmaceutical — 1.1%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	50	53,636

Insurance — 2.8%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	55	60,804
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	75	79,018

					139,822

Metals — 4.0%
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	200	200,481

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Non-Captive Finance — 1.2%
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	$50	$58,504

Pipelines & Other — 1.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	Baa2	5.350%	03/15/20	55	60,025

Telecommunications — 1.1%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	50	54,463

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	10	13,838

TOTAL CORPORATE BONDS (cost $1,048,971)					1,092,905

SOVEREIGN — 0.8%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes (cost $39,975)	Aaa	0.875%	02/14/17	40	40,206

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.3%
Federal Home Loan Mortgage Corp.		1.000%	07/28/17	85	84,956
Israel Government AID Bond (Israel), Series 11-Z, Gov’t. Gtd. Notes		1.610%(s)	05/15/19	90	80,665

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $143,890)					165,621

U.S. TREASURY OBLIGATIONS — 32.0%
U.S. Treasury Notes		0.250%	05/31/14	20	19,974
U.S. Treasury Notes(h)(k)		0.375%	06/15/15	935	934,197
U.S. Treasury Notes		0.625%	05/31/17	10	9,954
U.S. Treasury Notes		0.750%	08/15/13	100	100,535
U.S. Treasury Notes		1.125%	05/31/19	60	60,094
U.S. Treasury Notes		1.750%	05/15/22	65	65,528
U.S. Treasury Notes(h)		2.375%	02/28/15	115	121,011
U.S. Treasury Notes		7.250%	05/15/16	210	263,353
U.S. Treasury Strips Coupon		2.250%(n)	02/15/25	35	26,362

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,601,870)					1,601,008

TOTAL LONG-TERM INVESTMENTS (cost $3,861,648)					3,929,976

				Shares
SHORT-TERM INVESTMENT — 3.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $184,986) (Note 4)(w)				184,986	184,986

TOTAL INVESTMENTS — 82.3% (cost $4,046,634)					4,114,962
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 17.7%					886,943

NET ASSETS — 100.0%					$5,001,905

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
1	5 Year U.S. Treasury Notes	Sep. 2012	$123,799	$123,969	$170
2	10 Year U.S. Treasury Notes	Sep. 2012	266,786	266,750	(36)
8	90 Day Euro Dollar	Sep. 2012	1,990,221	1,990,400	179
1	U.S. Long Bond	Sep. 2012	147,260	147,969	709

					1,022

Short Position:
2	2 Year U.S. Treasury Notes	Sep. 2012	440,933	440,375	558

					$1,580

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3 month LIBOR(2)	$(1,536)	$—	$(1,536)	Barclays Bank PLC
400	09/19/14	0.669%	3 month LIBOR(2)	(1,669)	—	(1,669)	JPMorgan Chase Bank
1,120	12/07/14	0.823%	3 month LIBOR(1)	6,865	—	6,865	Barclays Bank PLC
1,200	02/21/15	0.690%	3 month LIBOR(1)	5,202	—	5,202	Citibank N.A.
18,125	07/26/16	1.794%	3 month LIBOR(2)	(853,086)	—	(853,086)	Citibank N.A.
7,825	08/18/16	1.201%	3 month LIBOR(1)	155,829	—	155,829	JPMorgan Chase Bank
370	08/22/16	1.168%	3 month LIBOR(2)	(6,768)	—	(6,768)	Morgan Stanley Capital Services
605	08/26/16	1.299%	3 month LIBOR(1)	14,556	—	14,556	Morgan Stanley Capital Services
595	08/31/16	0.934%	3 month LIBOR(1)	3,059	—	3,059	Credit Suisse International
590	08/31/16	0.977%	3 month LIBOR(2)	(4,066)	—	(4,066)	Citibank N.A.
590	08/31/16	0.928%	3 month LIBOR(1)	2,887	—	2,887	Citibank N.A.
185	08/31/16	0.978%	3 month LIBOR(2)	(1,287)	—	(1,287)	JPMorgan Chase Bank
185	08/31/16	0.975%	3 month LIBOR(2)	(1,261)	—	(1,261)	JPMorgan Chase Bank
1,500	09/08/16	1.186%	3 month LIBOR(1)	27,977	—	27,977	Morgan Stanley Capital Services
6,500	09/12/16	1.161%	3 month LIBOR(1)	113,317	—	113,317	Barclays Bank PLC
215	11/30/16	0.913%	3 month LIBOR(2)	(291)	—	(291)	JPMorgan Chase Bank
180	11/30/16	0.948%	3 month LIBOR(2)	(503)	—	(503)	Citibank N.A.
180	11/30/16	0.945%	3 month LIBOR(2)	(483)	—	(483)	Citibank N.A.
980	12/08/16	1.315%	3 month LIBOR(1)	19,863	—	19,863	Barclays Bank PLC
200	01/03/17	1.311%	3 month LIBOR(2)	(4,946)	—	(4,946)	Citibank N.A.
180	01/12/17	1.201%	3 month LIBOR(2)	(3,409)	—	(3,409)	JPMorgan Chase Bank
300	01/24/17	1.176%	3 month LIBOR(2)	(5,163)	—	(5,163)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$180	01/26/17	1.227%	3 month LIBOR(1)	$3,540	$—	$3,540	JPMorgan Chase Bank
195	01/27/17	1.138%	3 month LIBOR(2)	(2,963)	—	(2,963)	Bank of Nova Scotia
180	02/13/17	1.128%	3 month LIBOR(2)	(2,523)	—	(2,523)	Bank of Nova Scotia
75	02/21/17	1.179%	3 month LIBOR(2)	(1,216)	—	(1,216)	JPMorgan Chase Bank
1,070	05/15/18	2.318%	3 month LIBOR(1)	74,536	—	74,536	JPMorgan Chase Bank
1,610	08/04/18	2.179%	3 month LIBOR(2)	(107,817)	—	(107,817)	Barclays Bank PLC
300	09/15/18	1.671%	3 month LIBOR(1)	9,808	—	9,808	Barclays Bank PLC
795	10/03/18	1.745%	3 month LIBOR(1)	28,107	—	28,107	UBS AG
1,150	10/13/18	1.938%	3 month LIBOR(2)	(53,936)	—	(53,936)	Morgan Stanley Capital Services
760	11/29/18	1.771%	3 month LIBOR(1)	25,605	—	25,605	Citibank N.A.
2,050	01/17/19	1.620%	3 month LIBOR(1)	58,403	—	58,403	Citibank N.A.
620	01/19/19	1.573%	3 month LIBOR(2)	(15,557)	—	(15,557)	Bank of Nova Scotia
160	02/16/19	1.580%	3 month LIBOR(1)	3,819	—	3,819	Citibank N.A.
60	05/14/19	1.538%	3 month LIBOR(1)	900	—	900	Bank of Nova Scotia
50	06/07/19	1.338%	3 month LIBOR(1)	6	—	6	Bank of Nova Scotia
9,675	10/01/20	2.523%	3 month LIBOR(2)	(789,771)	—	(789,771)	UBS AG
5,900	12/31/20	2.744%	3 month LIBOR(1)	876,783	—	876,783	Bank of America N.A.
4,900	12/31/20	0.000%	3 month LIBOR(1)	182,565	—	182,565	Citibank N.A.
3,300	12/31/20	2.037%	3 month LIBOR(1)	149,228	—	149,228	Citibank N.A.
2,000	12/31/20	3.210%	3 month LIBOR(2)	(357,509)	—	(357,509)	UBS AG
1,900	12/31/20	3.705%	3 month LIBOR(2)	(479,638)	—	(479,638)	JPMorgan Chase Bank
800	12/31/20	2.150%	3 month LIBOR(2)	(45,691)	—	(45,691)	Morgan Stanley Capital Services
660	06/08/21	4.640%	3 month LIBOR(1)	67,772	—	67,772	Morgan Stanley Capital Services
770	07/20/21	3.035%	3 month LIBOR(1)	100,186	—	100,186	Citibank N.A.
700	07/26/21	3.068%	3 month LIBOR(1)	92,826	—	92,826	Morgan Stanley Capital Services
1,850	08/11/21	2.570%	3 month LIBOR(1)	160,193	—	160,193	HSBC Bank USA N.A.
4,000	08/12/21	2.323%	3 month LIBOR(1)	257,164	—	257,164	UBS AG
1,490	08/18/21	2.360%	3 month LIBOR(2)	(100,102)	—	(100,102)	Barclays Bank PLC
2,600	08/22/21	2.210%	3 month LIBOR(2)	(138,990)	—	(138,990)	JPMorgan Chase Bank
190	08/22/21	2.204%	3 month LIBOR(1)	10,050	—	10,050	UBS AG
210	11/23/21	2.148%	3 month LIBOR(2)	(8,535)	—	(8,535)	Citibank N.A.
60	12/23/21	2.090%	3 month LIBOR(2)	(2,023)	—	(2,023)	Barclays Bank PLC
115	12/28/21	2.118%	3 month LIBOR(2)	(4,124)	—	(4,124)	Barclays Bank PLC
130	01/13/22	2.050%	3 month LIBOR(2)	(4,916)	—	(4,916)	Bank of Nova Scotia
110	01/20/22	1.999%	3 month LIBOR(2)	(3,572)	—	(3,572)	Bank of Nova Scotia
85	01/24/22	2.113%	3 month LIBOR(2)	(3,650)	—	(3,650)	Bank of Nova Scotia
65	01/24/22	2.118%	3 month LIBOR(2)	(2,822)	—	(2,822)	Bank of Nova Scotia
85	01/27/22	2.071%	3 month LIBOR(2)	(3,303)	—	(3,303)	Citibank N.A.
50	01/30/22	2.082%	3 month LIBOR(2)	(1,977)	—	(1,977)	Citibank N.A.
500	02/03/22	1.918%	3 month LIBOR(2)	(11,913)	—	(11,913)	Bank of Nova Scotia
135	02/07/22	1.923%	3 month LIBOR(2)	(3,238)	—	(3,238)	Barclays Bank PLC
100	02/07/22	2.056%	3 month LIBOR(2)	(3,660)	—	(3,660)	Citibank N.A.
95	02/13/22	2.120%	3 month LIBOR(1)	4,006	—	4,006	Bank of Nova Scotia
80	02/17/22	2.018%	3 month LIBOR(2)	(2,581)	—	(2,581)	Bank of Nova Scotia
55	02/21/22	2.105%	3 month LIBOR(2)	(2,213)	—	(2,213)	JPMorgan Chase Bank
40	02/21/22	2.100%	3 month LIBOR(2)	(1,590)	—	(1,590)	JPMorgan Chase Bank
55	02/23/22	2.117%	3 month LIBOR(2)	(2,267)	—	(2,267)	JPMorgan Chase Bank
235	04/12/22	2.111%	3 month LIBOR(1)	8,579	—	8,579	Citibank N.A.
160	05/15/22	1.988%	3 month LIBOR(2)	(3,611)	—	(3,611)	JPMorgan Chase Bank
40	06/11/22	1.843%	3 month LIBOR(2)	(289)	—	(289)	Bank of Nova Scotia
80	06/20/22	1.716%	3 month LIBOR(2)	404	—	404	Bank of Nova Scotia
130	03/30/27	2.674%	3 month LIBOR(2)	(9,164)	—	(9,164)	Bank of Nova Scotia
140	08/24/41	3.074%	3 month LIBOR(2)	(18,625)	—	(18,625)	Citibank N.A.
140	09/06/41	3.110%	3 month LIBOR(2)	(19,613)	—	(19,613)	UBS AG
70	09/06/41	3.028%	3 month LIBOR(2)	(8,557)	—	(8,557)	UBS AG
140	09/08/41	2.954%	3 month LIBOR(1)	14,864	—	14,864	Barclays Bank PLC
140	09/09/41	3.019%	3 month LIBOR(1)	16,842	—	16,842	Barclays Bank PLC
130	10/11/41	2.719%	3 month LIBOR(2)	(6,790)	—	(6,790)	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$110	10/17/41	2.905%	3 month LIBOR(1)	$10,117	$—	$10,117	Barclays Bank PLC
60	12/12/41	2.685%	3 month LIBOR(1)	2,457	—	2,457	Citibank N.A.
60	12/20/41	2.614%	3 month LIBOR(2)	(1,513)	—	(1,513)	Citibank N.A.
35	12/20/41	2.615%	3 month LIBOR(1)	892	—	892	Barclays Bank PLC
35	01/10/42	2.718%	3 month LIBOR(1)	2,054	—	2,054	Barclays Bank PLC
40	01/11/42	2.710%	3 month LIBOR(1)	2,279	—	2,279	Citibank N.A.
75	01/12/42	2.773%	3 month LIBOR(2)	(5,297)	—	(5,297)	Citibank N.A.
45	02/09/42	2.840%	3 month LIBOR(1)	3,755	—	3,755	Barclays Bank PLC

				$(598,729)	$—	$(598,729)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$57,259	$—
Commercial Mortgage-Backed Securities	—	972,977	—
Corporate Bonds	—	1,092,905	—
Sovereign	—	40,206	—
U.S. Government Agency Obligations	—	165,621	—
U.S. Treasury Obligations	—	1,601,008	—
Affiliated Money Market Mutual Fund	184,986	—	—
Other Financial Instruments*
Futures Contracts	1,580	—	—
Interest Rate Swaps	—	(598,729)	—

Total	$186,566	$3,331,247	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/11	$250,091
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)	(1,740,280)
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	1,490,189

Balance as of 06/30/12	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $1,779,165.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 5 interest rate swaps transferred from Level 3 into Level 2 as a result of no longer being fair valued in accordance with the Board of Trustees’ approval.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Treasury Obligations	32.0%
Commercial Mortgage-Backed Securities	19.5
Banking	7.0
Metals	4.0
Affiliated Money Market Mutual Fund	3.7
U.S. Government Agency Obligations	3.3
Insurance	2.8
Energy – Other	1.7
Non-Captive Finance	1.2
Pipelines & Other	1.2

Asset-Backed Securities	1.1%
Capital Goods	1.1
Healthcare & Pharmaceutical	1.1
Telecommunications	1.1
Sovereign	0.8
Tobacco	0.3
Energy – Integrated	0.2
Foods	0.2

82.3
Other assets in excess of liabilities	17.7

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due to broker — variation margin	$1,616	*	Due to broker — variation margin	$36	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,517,295		Unrealized depreciation on swap agreements	3,116,024

Total		$2,518,911			$3,116,060

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(264,800)	$(264,800)
Interest rate contracts	5,187	(4,382)	3,469	(20,612)	(16,338)

	$5,187	$(4,382)	$3,469	$(285,412)	$(281,138)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$2,720	$504,687	$507,407

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$2,258,298	$434,199	$130,888,333

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $3,861,648)	$3,929,976
Affiliated investments (cost $184,986)	184,986
Cash	1,486,484
Unrealized appreciation on swap agreements	2,517,295
Dividends and interest receivable	24,343
Due from advisor	7,301
Prepaid expenses	76

Total Assets	8,150,461

LIABILITIES:
Unrealized depreciation on swap agreements	3,116,024
Accrued expenses and other liabilities	27,851
Due to broker-variation margin	3,117
Payable for investments purchased	522
Affiliated transfer agent fee payable	492
Shareholder servicing fees payable	424
Payable for fund share repurchased	126

Total Liabilities	3,148,556

NET ASSETS	$5,001,905

Net assets were comprised of:
Retained earnings	$5,001,905

Net assets, June 30, 2012	$5,001,905

Net asset value and redemption price per share, $5,001,905 / 772,082 outstanding shares of beneficial interest	$6.48

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$157,814
Affiliated dividend income	1,220

159,034

EXPENSES
Advisory fees	44,040
Shareholder servicing fees and expenses	6,875
Custodian and accounting fees	26,000
Audit fee	18,000
Trustees’ fees	5,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Legal fees and expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	898
Miscellaneous	6,350

Total expenses	120,163
Less: advisory fee waivers and/or expense reimbursement	(51,341)

Net expenses	68,822

NET INVESTMENT INCOME	90,212

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,073,383
Futures transactions	3,469
Swap agreement transactions	(285,412)
Options written transactions	(4,382)

1,787,058

Net change in unrealized appreciation (depreciation) on:
Investments	(1,889,965)
Futures	2,720
Swap agreements	504,687

(1,382,558)

NET GAIN ON INVESTMENTS	404,500

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$494,712

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$90,212	$829,999
Net realized gain on investment transactions	1,787,058	9,346,766
Net change in unrealized appreciation (depreciation) on investments	(1,382,558)	23,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	494,712	10,199,815

DISTRIBUTIONS	(2,043,089)	(9,731,782)

FUND SHARE TRANSACTIONS:
Fund share sold [77,294 and 4,063,896 shares, respectively]	760,583	40,274,448
Fund share issued in reinvestment of distributions [317,250 and 1,068,253 shares, respectively]	2,043,089	9,731,782
Fund share repurchased [2,043,166 and 13,365,966 shares, respectively]	(21,092,974)	(132,332,343)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(18,289,302)	(82,326,113)

TOTAL DECREASE IN NET ASSETS	(19,837,679)	(81,858,080)
NET ASSETS:
Beginning of period	24,839,584	106,697,664

End of period	$5,001,905	$24,839,584

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 82.1%
ASSET-BACKED SECURITIES — 7.5%
Ally Auto Receivables Trust, Series 2011-1, Class A2	Aaa	0.810%	10/15/13	$56	$55,862
Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%	10/15/13	61	61,487
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%	03/17/14	260	260,229
Ally Auto Receivables Trust, Series 2012-2, Class A3	Aaa	0.740%	04/15/16	1,305	1,305,659
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.412%(c)	04/15/17	3,300	3,305,860
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	500	501,094
BA Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.282%(c)	12/15/16	1,790	1,788,501
BA Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%(c)	03/15/16	1,400	1,470,077
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	1,000	1,002,194
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.492%(c)	01/15/16	150	150,359
BMW Vehicle Lease Trust, Series 2011-1, Class A2	Aaa	0.640%	04/22/13	423	422,791
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	3,048	3,050,877
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.362%(c)	09/15/15	1,400	1,400,926
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%	09/20/19	1,540	1,863,738
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.542%(c)	02/17/15	1,600	1,602,586
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%	08/15/17	1,500	1,501,934
Discover Card Master Trust I, Series 2005-4, Class A2	Aaa	0.332%(c)	06/16/15	800	800,111
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%	09/15/13	659	659,313
Ford Credit Auto Owner Trust, Series 2011-B, Class A2	AAA(d)	0.680%	01/15/14	141	141,614
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	1,500	1,501,441
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	700	700,364
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.442%(c)	10/15/14	1,406	1,406,300
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	3,500	3,502,754
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.242%(c)	03/15/15	1,400	1,404,395
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.302%(c)	11/15/15	150	149,999
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.422%(c)	01/15/14	505	505,299
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%	12/16/13	650	651,257
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	1,300	1,302,351
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%	04/15/14	1,927	1,926,895

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%	10/15/13	$492	$492,756

TOTAL ASSET-BACKED SECURITIES (cost $34,761,103)					34,889,023

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.8%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334%	09/10/45	215	216,006
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%	06/11/50	900	958,301
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	1,330	1,382,139
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.482%(c)	01/15/46	4,120	4,585,642
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.941%(c)	06/10/46	50	56,299
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	Aa2	4.832%	04/15/37	500	529,892
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	508	507,593
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	2,332	2,386,031
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	1,700	1,890,519
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	6,600	7,497,640
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	10/15/42	100	108,925
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	556	556,624
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	1,300	1,414,226
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	1,300	1,327,431
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3	Aaa	4.559%(c)	09/15/27	490	491,701
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	Aaa	5.661%	03/15/39	481	540,273
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	AAA(d)	5.300%	11/15/38	265	269,799
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.848%(c)	05/12/39	323	366,794
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	2,900	3,300,249
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.607%(c)	02/12/39	500	560,763
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%	12/15/43	1,200	1,363,202
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%	10/12/52	150	167,166
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	880	895,572
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	2,435	2,483,551
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	580	591,562

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	$1,050	$1,167,126
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%	11/15/48	64	64,040
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	590	664,004

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $35,169,035)					36,343,070

CORPORATE BONDS — 9.0%
Banking — 3.7%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	400	532,641
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.875%	01/05/21	1,000	1,091,807
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	07/15/21	400	436,472
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	370	382,157
Citigroup, Inc., Unsec’d. Notes(a)	Baa2	8.500%	05/22/19	1,075	1,327,658
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	Aa2	1.850%	01/10/14	350	352,529
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.250%	07/27/21	400	406,327
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	1,125	1,158,101
Inter-American Development Bank, Sr. Unsec’d. Notes(a)	Aaa	0.500%	08/17/15	7,090	7,074,402
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	4.350%	08/15/21	400	422,159
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	4.400%	07/22/20	1,125	1,186,571
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	1,175	1,150,818
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21	120	133,310
UBS AG London (Switzerland), Covered Notes, 144A	Aaa	2.250%	03/30/17	600	601,844
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%	02/01/18	850	1,005,409

					17,262,205

Capital Goods — 0.6%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)(f)	Baa1	6.375%	10/15/17(g)	275	321,424
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	195	202,805
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	400	441,228
United Technologies Corp., Sr. Unsec’d. Notes(a)	A2	3.100%	06/01/22	955	1,000,708
Xylem, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.875%	10/01/21	570	630,437

					2,596,602

Chemicals — 0.2%
E. I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	700	799,149

Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	400	433,233

Energy - Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	140	148,838

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Energy - Integrated (continued)
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.200%	03/11/16	$260	$276,538
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	425	478,480
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	490	520,024

					1,423,880

Energy - Other — 0.1%
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A1	4.100%	02/01/21	170	190,589
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	315	338,169

					528,758

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.000%	04/15/20	1,080	1,264,736
Dr Pepper Snapple Group, Inc., Gtd. Notes(a)	Baa1	2.900%	01/15/16	170	178,022
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	725	857,932

					2,300,690

Healthcare & Pharmaceutical — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	980	1,051,274
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	400	430,237

					1,481,511

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.125%	06/01/21	400	439,855
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	400	461,090

					900,945

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	615	679,897
Lincoln National Corp., Sr. Unsec’d. Notes(a)	Baa2	4.200%	03/15/22	375	374,690
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	750	834,914

					1,889,501

Media & Entertainment — 0.6%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	400	434,355
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	1,170	1,287,147
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.000%	01/15/22	440	465,370
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21	300	335,657
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.875%	03/15/20	350	394,009

					2,916,538

Metals — 0.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.125%	06/01/18	255	258,556
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	240	257,781
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	380	403,318

					919,655

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A1	4.625%	01/07/21	$90	$98,991
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A1	4.650%	10/17/21	290	322,053
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	330	386,125
General Electric Capital Corp., Sub. Notes(a)	A2	5.300%	02/11/21	1,150	1,290,739

					2,097,908

Pipelines & Other — 0.3%
Enterprise Products Operating LLC, Gtd. Notes(a)	Baa2	5.200%	09/01/20	285	326,059
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	3.950%	09/01/22	725	734,506
Williams Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.125%	11/15/20	475	497,044

					1,557,609

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	475	580,073

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	300	374,116
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	975	1,124,474

					1,498,590

Telecommunications — 0.4%
AT&T, Inc., Sr. Unsec’d. Notes(a)	A2	3.875%	08/15/21	760	827,837
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	1,100	1,260,765

					2,088,602

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	735	1,017,069

TOTAL CORPORATE BONDS (cost $40,350,443)					42,292,518

NON-CORPORATE FOREIGN AGENCIES — 4.9%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	Aaa	2.375%	03/31/16	14,630	14,892,301
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	7,905	7,951,435

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $22,349,669)					22,843,736

SOVEREIGNS — 1.0%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes(a)	Aaa	0.875%	02/14/17	1,340	1,346,902
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	3,250	3,260,845

TOTAL SOVEREIGNS (cost $4,586,784)					4,607,747

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.2%
Citigroup Funding, Inc., FDIC Gtd. Notes	2.250%	12/10/12	$5,000	$5,044,855
Federal Home Loan Banks(a)	2.750%	12/12/14	13,000	13,669,890
Federal Home Loan Mortgage Corp.	0.625%	12/29/14	55	55,212
Federal Home Loan Mortgage Corp.	1.000%	07/28/17	12,030	12,023,756
Federal Home Loan Mortgage Corp.	1.375%	02/25/14	9,430	9,588,754
Federal Home Loan Mortgage Corp.(k)	4.875%	06/13/18	475	575,263
Federal National Mortgage Association	2.375%	04/11/16	8,400	8,922,455
Federal National Mortgage Association(k)	5.375%	06/12/17	6,380	7,729,919
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes	2.480%(s)	03/15/22	765	614,889
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes	5.500%	04/26/24	3,980	5,227,579
Residual Funding Corp. Principal Strip, Bonds	1.900%(s)	10/15/20	10,000	8,624,080
Resolution Funding Corp. Interest Strip, Bonds	3.250%(n)	01/15/26	15,195	10,508,573
Resolution Funding Corp. Interest Strip, Bonds	3.390%(n)	04/15/26	20,427	13,856,533
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.875%	02/15/21	10,640	12,292,701

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $99,433,224)				108,734,459

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 7.1%
Government National Mortgage Association (cost $31,931,875)	4.000%	05/20/40-10/15/41	30,503	33,345,482

U.S. TREASURY OBLIGATIONS — 21.6%
U.S. Treasury Bonds	4.375%	05/15/41	55	73,459
U.S. Treasury Inflation Indexed Bonds(a)	0.750%	02/15/42	1,298	1,361,730
U.S. Treasury Notes	0.250%	05/31/14	1,955	1,952,556
U.S. Treasury Notes	0.375%	11/15/14	2,375	2,376,299
U.S. Treasury Notes	0.375%	06/15/15	6,275	6,269,610
U.S. Treasury Notes	0.625%	05/31/17	975	970,506
U.S. Treasury Notes	0.750%	08/15/13	3,025	3,041,190
U.S. Treasury Notes	0.750%	06/30/17	3,450	3,453,505
U.S. Treasury Notes(h)	1.125%	05/31/19	8,755	8,768,675
U.S. Treasury Notes(a)	1.750%	05/15/22	23,360	23,549,800
U.S. Treasury Notes(h)	2.375%	02/28/15	11,130	11,711,721
U.S. Treasury Notes	3.125%	04/30/17	1,265	1,408,499
U.S. Treasury Strips Coupon(h)	1.570%(n)	02/15/21	9,500	8,308,377
U.S. Treasury Strips Coupon	2.250%(n)	02/15/25	1,175	885,021
U.S. Treasury Strips Coupon	2.610%(n)	05/15/25	8,800	6,559,749
U.S. Treasury Strips Coupon	3.750%(n)	08/15/33	3,230	1,791,684
U.S. Treasury Strips Principal	0.420%(s)	02/15/15	11,325	11,200,629
U.S. Treasury Strips Principal(a)	2.130%(s)	11/15/24	9,500	7,308,454

TOTAL U.S. TREASURY OBLIGATIONS (cost $97,238,546)				100,991,464

TOTAL LONG-TERM INVESTMENTS (cost $365,820,679)				384,047,499

			Shares
SHORT-TERM INVESTMENT — 15.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $72,269,423; includes $33,271,855 of cash collateral received for securities on loan) (Note 4)(b)(w)			72,269,423	72,269,423

TOTAL INVESTMENTS — 97.6% (cost $438,090,102)				456,316,922
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 2.4%				11,362,354

NET ASSETS — 100.0%				$467,679,276

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FDIC	Federal Deposit Insurance Corp.
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,405,402; cash collateral of $33,271,855 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $308,080. The aggregate value of $321,424 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Short Positions:
86	2 Year U.S. Treasury Notes	Sep. 2012	$18,938,416	$18,936,125	$2,291
91	5 Year U.S. Treasury Notes	Sep. 2012	11,280,842	11,281,156	(314)
309	10 Year U.S. Treasury Notes	Sep. 2012	41,311,383	41,212,875	98,508
87	U.S. Long Bond	Sep. 2012	12,824,920	12,873,282	(48,362)
37	U.S. Ultra Bond	Sep. 2012	6,152,698	6,173,219	(20,521)

					$31,602

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$21,500	09/01/13	0.498%	3 month LIBOR(2)	$(21,657)	$—	$(21,657)	Citibank N.A.
7,240	09/01/13	0.502%	3 month LIBOR(2)	(7,771)	—	(7,771)	Barclays Bank PLC
5,000	09/12/14	0.656%	3 month LIBOR(2)	(19,203)	—	(19,203)	Barclays Bank PLC
5,800	09/19/14	0.669%	3 month LIBOR(2)	(24,204)	—	(24,204)	JPMorgan Chase Bank
16,470	10/28/14	0.809%	3 month LIBOR(2)	(101,700)	—	(101,700)	Barclays Bank PLC
6,240	10/28/14	0.816%	3 month LIBOR(2)	(39,601)	—	(39,601)	Barclays Bank PLC
2,820	09/28/15	0.918%	3 month LIBOR(2)	(29,682)	—	(29,682)	Barclays Bank PLC
2,650	08/04/16	1.528%	3 month LIBOR(2)	(92,434)	—	(92,434)	Citibank N.A.
4,000	08/22/16	1.168%	3 month LIBOR(2)	(73,167)	—	(73,167)	Morgan Stanley Capital Services
6,770	08/26/16	1.299%	3 month LIBOR(1)	162,882	—	162,882	Morgan Stanley Capital Services
22,860	08/31/16	0.934%	3 month LIBOR(1)	117,545	—	117,545	Credit Suisse International
22,740	08/31/16	0.977%	3 month LIBOR(2)	(156,696)	—	(156,696)	Citibank N.A.
22,740	08/31/16	0.928%	3 month LIBOR(1)	111,270	—	111,270	Citibank N.A.
7,115	08/31/16	0.978%	3 month LIBOR(2)	(49,509)	—	(49,509)	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$7,115	08/31/16	0.975%	3 month LIBOR(2)	$(48,488)	$—	$(48,488)	JPMorgan Chase Bank
32,400	09/12/16	1.154%	3 month LIBOR(2)	(554,684)	—	(554,684)	Barclays Bank PLC
7,910	09/28/16	1.238%	3 month LIBOR(2)	(162,323)	—	(162,323)	Barclays Bank PLC
20,130	11/30/16	0.913%	3 month LIBOR(2)	(27,256)	—	(27,256)	JPMorgan Chase Bank
16,420	11/30/16	0.948%	3 month LIBOR(2)	(45,853)	—	(45,853)	Citibank N.A.
16,420	11/30/16	0.945%	3 month LIBOR(2)	(44,021)	—	(44,021)	Citibank N.A.
8,660	12/08/16	1.345%	3 month LIBOR(2)	(186,877)	—	(186,877)	Barclays Bank PLC
2,855	12/30/16	1.328%	3 month LIBOR(1)	54,401	—	54,401	Citibank N.A.
3,375	01/03/17	1.311%	3 month LIBOR(2)	(83,458)	—	(83,458)	Citibank N.A.
4,855	01/12/17	1.201%	3 month LIBOR(2)	(91,953)	—	(91,953)	JPMorgan Chase Bank
6,540	01/26/17	1.215%	3 month LIBOR(1)	124,598	—	124,598	Bank of Nova Scotia
4,855	01/26/17	1.227%	3 month LIBOR(1)	95,474	—	95,474	JPMorgan Chase Bank
9,100	01/27/17	1.138%	3 month LIBOR(2)	(138,261)	—	(138,261)	Bank of Nova Scotia
18,700	01/31/17	1.055%	3 month LIBOR(1)	204,672	—	204,672	Bank of Nova Scotia
9,100	02/02/17	1.020%	3 month LIBOR(1)	82,858	—	82,858	Bank of Nova Scotia
5,575	02/08/17	1.037%	3 month LIBOR(2)	(54,153)	—	(54,153)	Bank of Nova Scotia
5,915	02/13/17	1.128%	3 month LIBOR(2)	(82,896)	—	(82,896)	Bank of Nova Scotia
3,720	03/06/17	1.123%	3 month LIBOR(2)	(48,414)	—	(48,414)	Barclays Bank PLC
23,300	03/19/17	1.380%	3 month LIBOR(1)	589,363	—	589,363	Bank of Nova Scotia
5,000	05/25/17	1.090%	3 month LIBOR(1)	35,912	—	35,912	Bank of Nova Scotia
6,290	05/15/18	2.318%	3 month LIBOR(1)	438,162	—	438,162	JPMorgan Chase Bank
9,750	07/27/18	2.464%	3 month LIBOR(2)	(834,643)	—	(834,643)	Bank of America N.A.
3,270	07/27/18	2.473%	3 month LIBOR(2)	(281,740)	—	(281,740)	Bank of America N.A.
40,800	08/18/18	1.783%	3 month LIBOR(2)	(1,677,193)	—	(1,677,193)	Citibank N.A.
9,600	09/06/18	1.704%	3 month LIBOR(2)	(337,715)	—	(337,715)	UBS AG
5,530	10/11/18	1.770%	3 month LIBOR(1)	201,640	—	201,640	JPMorgan Chase Bank
2,105	10/19/18	1.915%	3 month LIBOR(2)	(95,055)	—	(95,055)	Barclays Bank PLC
4,330	10/21/18	1.908%	3 month LIBOR(2)	(192,948)	—	(192,948)	Barclays Bank PLC
12,840	11/08/18	1.738%	3 month LIBOR(2)	(420,271)	—	(420,271)	Citibank N.A.
35,500	12/05/18	1.820%	3 month LIBOR(2)	(1,293,775)	—	(1,293,775)	Barclays Bank PLC
11,540	12/08/18	1.803%	3 month LIBOR(2)	(405,821)	—	(405,821)	Barclays Bank PLC
7,000	12/14/18	1.709%	3 month LIBOR(2)	(202,959)	—	(202,959)	Barclays Bank PLC
4,140	01/04/19	1.663%	3 month LIBOR(2)	(133,245)	—	(133,245)	Barclays Bank PLC
3,620	01/12/19	1.699%	3 month LIBOR(2)	(123,467)	—	(123,467)	Citibank N.A.
4,000	02/21/19	1.643%	3 month LIBOR(2)	(111,480)	—	(111,480)	JPMorgan Chase Bank
2,565	02/21/19	1.573%	3 month LIBOR(2)	(59,295)	—	(59,295)	Citibank N.A.
5,300	03/02/19	1.543%	3 month LIBOR(2)	(109,007)	—	(109,007)	Barclays Bank PLC
3,650	03/09/19	1.570%	3 month LIBOR(2)	(80,596)	—	(80,596)	Bank of Nova Scotia
2,640	03/13/19	1.616%	3 month LIBOR(2)	(66,191)	—	(66,191)	Barclays Bank PLC
855	10/01/20	2.523%	3 month LIBOR(2)	(69,794)	—	(69,794)	UBS AG
4,500	07/20/21	3.035%	3 month LIBOR(1)	585,505	—	585,505	Citibank N.A.
4,430	08/01/21	3.068%	3 month LIBOR(1)	584,989	—	584,989	Citibank N.A.
2,510	08/04/21	2.803%	3 month LIBOR(1)	271,045	—	271,045	Barclays Bank PLC
92,250	08/09/21	2.579%	3 month LIBOR(1)	8,073,746	—	8,073,746	Morgan Stanley Capital Services
1,580	08/09/21	2.625%	3 month LIBOR(2)	(144,862)	—	(144,862)	Citibank N.A.
40,800	08/10/21	2.575%	3 month LIBOR(1)	3,554,272	—	3,554,272	Barclays Bank PLC
22,180	08/10/21	2.573%	3 month LIBOR(1)	1,927,212	—	1,927,212	Barclays Bank PLC
5,000	08/12/21	2.323%	3 month LIBOR(1)	321,455	—	321,455	UBS AG
10,650	08/17/21	2.435%	3 month LIBOR(2)	(788,589)	—	(788,589)	Morgan Stanley Capital Services
60,500	08/18/21	2.355%	3 month LIBOR(1)	4,040,308	—	4,040,308	Citibank N.A.
5,565	08/18/21	2.408%	3 month LIBOR(2)	(397,915)	—	(397,915)	Citibank N.A.
4,100	08/22/21	2.210%	3 month LIBOR(2)	(219,176)	—	(219,176)	JPMorgan Chase Bank
2,180	08/22/21	2.204%	3 month LIBOR(1)	115,312	—	115,312	UBS AG
13,900	08/24/21	2.253%	3 month LIBOR(1)	794,474	—	794,474	Bank of America N.A.
3,480	08/24/21	2.255%	3 month LIBOR(1)	199,686	—	199,686	Citibank N.A.
10,850	08/25/21	2.283%	3 month LIBOR(1)	648,697	—	648,697	Morgan Stanley Capital Services
7,905	08/25/21	2.222%	3 month LIBOR(2)	(429,520)	—	(429,520)	Bank of America N.A.
8,860	08/31/21	2.343%	3 month LIBOR(1)	578,528	—	578,528	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$3,645	09/06/21	2.431%	3 month LIBOR(1)	$263,948	$—	$263,948	Morgan Stanley Capital Services
3,020	09/06/21	2.223%	3 month LIBOR(1)	162,044	—	162,044	UBS AG
2,150	09/06/21	2.248%	3 month LIBOR(1)	120,192	—	120,192	Barclays Bank PLC
2,100	09/13/21	2.171%	3 month LIBOR(2)	(102,165)	—	(102,165)	Bank of America N.A.
3,490	09/15/21	2.166%	3 month LIBOR(1)	167,890	—	167,890	Barclays Bank PLC
2,115	09/16/21	2.213%	3 month LIBOR(1)	110,451	—	110,451	Barclays Bank PLC
2,765	09/22/21	2.158%	3 month LIBOR(1)	129,755	—	129,755	Barclays Bank PLC
2,100	09/23/21	2.099%	3 month LIBOR(2)	(87,378)	—	(87,378)	Citibank N.A.
28,785	09/27/21	1.933%	3 month LIBOR(1)	760,842	—	760,842	Citibank N.A.
2,960	09/28/21	2.016%	3 month LIBOR(1)	100,278	—	100,278	Barclays Bank PLC
2,950	09/29/21	2.158%	3 month LIBOR(1)	133,697	—	133,697	Barclays Bank PLC
45,005	10/03/21	2.188%	3 month LIBOR(1)	2,148,453	—	2,148,453	Barclays Bank PLC
2,305	10/03/21	2.160%	3 month LIBOR(1)	104,347	—	104,347	Morgan Stanley Capital Services
1,550	10/04/21	2.108%	3 month LIBOR(1)	62,800	—	62,800	Citibank N.A.
16,980	10/06/21	1.965%	3 month LIBOR(1)	468,346	—	468,346	JPMorgan Chase Bank
3,940	10/06/21	2.038%	3 month LIBOR(2)	(134,305)	—	(134,305)	Citibank N.A.
1,645	10/07/21	2.135%	3 month LIBOR(1)	70,307	—	70,307	Citibank N.A.
4,070	10/11/21	2.265%	3 month LIBOR(2)	(220,369)	—	(220,369)	Citibank N.A.
2,410	10/11/21	2.118%	3 month LIBOR(1)	98,599	—	98,599	Citibank N.A.
12,000	10/13/21	2.340%	3 month LIBOR(1)	728,747	—	728,747	UBS AG
4,120	10/14/21	2.405%	3 month LIBOR(1)	273,980	—	273,980	UBS AG
3,700	11/08/21	2.213%	3 month LIBOR(1)	175,569	—	175,569	Barclays Bank PLC
3,490	11/23/21	2.148%	3 month LIBOR(2)	(141,850)	—	(141,850)	Citibank N.A.
24,925	11/25/21	2.148%	3 month LIBOR(1)	1,009,335	—	1,009,335	Morgan Stanley Capital Services
7,875	11/29/21	2.129%	3 month LIBOR(1)	303,880	—	303,880	JPMorgan Chase Bank
18,245	11/30/21	2.229%	3 month LIBOR(1)	866,103	—	866,103	JPMorgan Chase Bank
4,420	12/22/21	2.085%	3 month LIBOR(1)	147,230	—	147,230	Barclays Bank PLC
53,000	12/31/21	3.907%	3 month LIBOR(1)	15,466,273	—	15,466,273	JPMorgan Chase Bank
35,500	12/31/21	2.859%	3 month LIBOR(1)	4,736,074	—	4,736,074	Barclays Bank PLC
31,000	12/31/21	3.401%	3 month LIBOR(1)	6,309,245	—	6,309,245	JPMorgan Chase Bank
27,170	12/31/21	3.374%	3 month LIBOR(1)	5,487,219	—	5,487,219	Barclays Bank PLC
25,630	12/31/21	3.879%	3 month LIBOR(1)	7,113,272	—	7,113,272	Citibank N.A.
22,850	12/31/21	4.001%	3 month LIBOR(2)	(6,777,487)	—	(6,777,487)	Morgan Stanley Capital Services
17,100	12/31/21	3.754%	3 month LIBOR(1)	4,440,961	—	4,440,961	Barclays Bank PLC
8,000	12/31/21	0.000%	3 month LIBOR(2)	(2,263,233)	—	(2,263,233)	JPMorgan Chase Bank
1,500	12/31/21	4.053%	3 month LIBOR(2)	(456,753)	—	(456,753)	Morgan Stanley Capital Services
950	12/31/21	2.865%	3 month LIBOR(1)	153,604	—	153,604	Bank of America N.A.
3,690	01/13/22	2.050%	3 month LIBOR(2)	(139,542)	—	(139,542)	Bank of Nova Scotia
1,900	01/13/22	2.068%	3 month LIBOR(1)	74,987	—	74,987	Citibank N.A.
3,600	01/20/22	1.999%	3 month LIBOR(2)	(116,904)	—	(116,904)	Bank of Nova Scotia
6,500	01/24/22	2.113%	3 month LIBOR(2)	(279,114)	—	(279,114)	Bank of Nova Scotia
4,900	01/24/22	2.118%	3 month LIBOR(2)	(212,719)	—	(212,719)	Bank of Nova Scotia
3,490	01/24/22	2.148%	3 month LIBOR(1)	161,379	—	161,379	Bank of Nova Scotia
3,600	01/25/22	2.171%	3 month LIBOR(1)	174,193	—	174,193	Bank of Nova Scotia
1,860	01/27/22	2.071%	3 month LIBOR(2)	(72,271)	—	(72,271)	Citibank N.A.
1,650	01/30/22	2.082%	3 month LIBOR(2)	(65,239)	—	(65,239)	Citibank N.A.
18,700	01/31/22	2.048%	3 month LIBOR(2)	(676,104)	—	(676,104)	Bank of Nova Scotia
3,355	02/02/22	1.914%	3 month LIBOR(2)	(78,821)	—	(78,821)	Citibank N.A.
25,500	02/03/22	1.918%	3 month LIBOR(2)	(607,567)	—	(607,567)	Bank of Nova Scotia
3,210	02/07/22	2.056%	3 month LIBOR(2)	(117,491)	—	(117,491)	Citibank N.A.
3,150	02/13/22	2.120%	3 month LIBOR(1)	132,845	—	132,845	Bank of Nova Scotia
2,465	02/17/22	2.018%	3 month LIBOR(2)	(79,534)	—	(79,534)	Bank of Nova Scotia
1,835	02/21/22	2.105%	3 month LIBOR(2)	(73,829)	—	(73,829)	JPMorgan Chase Bank
1,220	02/21/22	2.100%	3 month LIBOR(2)	(48,511)	—	(48,511)	JPMorgan Chase Bank
1,860	02/23/22	2.117%	3 month LIBOR(2)	(76,680)	—	(76,680)	JPMorgan Chase Bank
1,650	03/21/22	2.325%	3 month LIBOR(1)	97,763	—	97,763	Barclays Bank PLC
10,200	03/22/22	2.421%	3 month LIBOR(2)	(696,213)	—	(696,213)	Citibank N.A.
6,000	04/11/22	2.295%	3 month LIBOR(1)	323,151	—	323,151	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$6,720	04/12/22	2.111%	3 month LIBOR(1)	$245,324	$—	$245,324	Citibank N.A.
4,850	05/15/22	1.988%	3 month LIBOR(2)	(109,454)	—	(109,454)	JPMorgan Chase Bank
11,000	05/23/22	1.863%	3 month LIBOR(2)	(113,791)	—	(113,791)	Morgan Stanley Capital Services
2,500	06/07/22	1.720%	3 month LIBOR(2)	9,898	—	9,898	Barclays Bank PLC
2,350	06/11/22	1.843%	3 month LIBOR(2)	(16,979)	—	(16,979)	Bank of Nova Scotia
5,500	06/20/22	1.716%	3 month LIBOR(2)	27,744	—	27,744	Bank of Nova Scotia
13,400	08/18/26	2.885%	3 month LIBOR(2)	(1,373,628)	—	(1,373,628)	Citibank N.A.
1,310	09/27/26	2.313%	3 month LIBOR(1)	34,053	—	34,053	Citibank N.A.
1,920	10/03/26	2.570%	3 month LIBOR(1)	110,555	—	110,555	Barclays Bank PLC
705	10/05/26	2.410%	3 month LIBOR(1)	25,974	—	25,974	Barclays Bank PLC
670	10/06/26	2.312%	3 month LIBOR(1)	16,173	—	16,173	JPMorgan Chase Bank
610	11/02/26	2.773%	3 month LIBOR(2)	(49,632)	—	(49,632)	Barclays Bank PLC
10,700	12/05/26	2.610%	3 month LIBOR(2)	(621,475)	—	(621,475)	Barclays Bank PLC
1,400	12/21/26	2.388%	3 month LIBOR(2)	(39,995)	—	(39,995)	Barclays Bank PLC
6,880	02/06/27	2.383%	3 month LIBOR(2)	(242,308)	—	(242,308)	Bank of Nova Scotia
2,360	02/14/27	2.503%	3 month LIBOR(1)	119,446	—	119,446	Barclays Bank PLC
1,450	02/23/27	2.540%	3 month LIBOR(2)	(79,701)	—	(79,701)	Barclays Bank PLC
5,970	03/30/27	2.674%	3 month LIBOR(2)	(420,856)	—	(420,856)	Bank of Nova Scotia
1,570	08/24/41	3.074%	3 month LIBOR(2)	(208,866)	—	(208,866)	Citibank N.A.
1,570	08/24/41	3.065%	3 month LIBOR(2)	(205,890)	—	(205,890)	Citibank N.A.
1,590	09/06/41	3.110%	3 month LIBOR(2)	(222,748)	—	(222,748)	UBS AG
1,590	09/06/41	3.028%	3 month LIBOR(2)	(194,356)	—	(194,356)	UBS AG
1,560	09/08/41	2.954%	3 month LIBOR(1)	165,627	—	165,627	Barclays Bank PLC
1,200	09/09/41	3.019%	3 month LIBOR(1)	144,360	—	144,360	Barclays Bank PLC
1,720	10/11/41	2.719%	3 month LIBOR(2)	(89,840)	—	(89,840)	JPMorgan Chase Bank
1,750	10/17/41	2.905%	3 month LIBOR(1)	160,959	—	160,959	Barclays Bank PLC
1,700	12/12/41	2.685%	3 month LIBOR(1)	69,617	—	69,617	Citibank N.A.
1,610	12/20/41	2.614%	3 month LIBOR(2)	(40,607)	—	(40,607)	Citibank N.A.
975	12/20/41	2.615%	3 month LIBOR(1)	24,853	—	24,853	Barclays Bank PLC
990	01/10/42	2.718%	3 month LIBOR(1)	58,094	—	58,094	Barclays Bank PLC
1,055	01/11/42	2.710%	3 month LIBOR(1)	60,108	—	60,108	Citibank N.A.
2,045	01/12/42	2.773%	3 month LIBOR(2)	(144,440)	—	(144,440)	Citibank N.A.
1,380	02/09/42	2.840%	3 month LIBOR(1)	115,162	—	115,162	Barclays Bank PLC
				$50,021,549	$—	$50,021,549

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$34,889,023	$—
Commercial Mortgage-Backed Securities	—	33,267,957	3,075,113
Corporate Bonds	—	42,292,518	—
Non-Corporate Foreign Agencies	—	22,843,736	—
Sovereigns	—	4,607,747	—
U.S. Government Agency Obligations	—	108,734,459	—
U.S. Government Mortgage-Backed Securities	—	33,345,482	—
U.S. Treasury Obligations	—	100,991,464	—
Affiliated Money Market Mutual Fund	72,269,423	—	—
Other Financial Instruments*
Futures Contracts	31,602	—	—
Interest Rate Swaps	—	50,021,549	—

Total	$72,301,025	$430,993,935	$3,075,113

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Interest Rate Swaps
Balance as of 12/31/11	$—	$35,843,781
Realized gain (loss)	—	—	**
Change in unrealized appreciation (depreciation)***	—	(6,125,408)
Purchases	3,075,113	—
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	(29,718,373)

Balance as of 06/30/12	$3,075,113	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $6,339,000.

***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 10 interest rate swaps transferred from Level 3 into Level 2 as a result of no longer being fair valued in accordance with the Board of Trustees’ approval.

Included in the table above, under Level 3 securities are commercial mortgage-backed securities which were valued using a single broker quote in the absence of a vendor price. Single broker-dealer price quotations are significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Government Agency Obligations	23.2%
U.S. Treasury Obligations	21.6
Affiliated Money Market Mutual Fund (including 7.1% of collateral received for securities on loan)	15.5
Commercial Mortgage-Backed Securities	7.8
Asset-Backed Securities	7.5
U.S. Government Mortgage-Backed Securities	7.1
Non-Corporate Foreign Agencies	4.9
Banking	3.7
Sovereigns	1.0
Capital Goods	0.6
Media & Entertainment	0.6
Foods	0.5
Non-Captive Finance	0.5
Insurance	0.4

Telecommunications	0.4%
Energy – Integrated	0.3
Healthcare & Pharmaceutical	0.3
Pipelines & Other	0.3
Retailers	0.3
Chemicals	0.2
Healthcare Insurance	0.2
Metals	0.2
Tobacco	0.2
Electric	0.1
Energy – Other	0.1
Railroads	0.1

97.6
Other assets in excess of liabilities	2.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$100,799	*	Due from broker — variation margin	$69,197	*
Interest rate contracts	Unrealized appreciation on swap agreements	78,379,712		Unrealized depreciation on swap agreements	28,358,163

Total		$78,480,511			$28,427,360

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$165,300	$(138,204)	$(2,187,726)	$13,871,470	$11,710,840

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$302,721	$107,636	$410,357

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$18,720,536	$88,430,704	$1,395,228,333

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $32,405,402:
Unaffiliated investments (cost $365,820,679)	$384,047,499
Affiliated investments (cost $72,269,423)	72,269,423
Unrealized appreciation on swap agreements	78,379,712
Receivable for investments sold	11,965,628
Dividends and interest receivable	1,365,543
Due from broker-variation margin	425,971
Tax reclaim receivable	10,726
Prepaid expenses	341

Total Assets	548,464,843

LIABILITIES:
Payable to broker for collateral for securities on loan	33,271,855
Unrealized depreciation on swap agreements	28,358,163
Payable for investments purchased	18,144,708
Payable for fund share repurchased	680,956
Advisory fees payable	249,158
Shareholder servicing fees payable	36,254
Accrued expenses and other liabilities	34,269
Payable to custodian	9,712
Affiliated transfer agent fee payable	492

Total Liabilities	80,785,567

NET ASSETS	$467,679,276

Net assets were comprised of:
Paid-in capital	$379,652,863
Retained earnings	88,026,413

Net assets, June 30, 2012	$467,679,276

Net asset value and redemption price per share, $467,679,276 / 34,121,502 outstanding shares of beneficial interest	$13.71

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$4,280,214
Affiliated dividend income	118,436
Affiliated income from securities lending, net	28,372

4,427,022

EXPENSES
Advisory fees	1,673,499
Shareholder servicing fees and expenses	261,256
Custodian and accounting fees	39,000
Audit fee	18,000
Trustees’ fees	8,000
Shareholders’ reports	7,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	2,000
Miscellaneous	4,877

Total expenses	2,023,632
Less: shareholder servicing fee waiver	(23,677)

Net expenses	1,999,955

NET INVESTMENT INCOME	2,427,067

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	5,748,206
Futures transactions	(2,187,726)
Swap agreement transactions	13,871,470
Options written transactions	(138,204)

17,293,746

Net change in unrealized appreciation (depreciation) on:
Investments	2,583,540
Futures	302,721
Swap agreements	107,636

2,993,897

NET GAIN ON INVESTMENTS	20,287,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,714,710

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,427,067	$3,482,232
Net realized gain on investment transactions	17,293,746	13,406,872
Net change in unrealized appreciation (depreciation) on investments	2,993,897	67,086,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,714,710	83,976,063

DISTRIBUTIONS	(12,704,602)	(397,114)

FUND SHARE TRANSACTIONS:
Fund share sold [3,710,954 and 76,275,255 shares, respectively]	49,877,012	930,518,324
Fund share issued in reinvestment of distributions [931,422 and 33,740 shares, respectively]	12,704,602	397,114
Fund share repurchased [18,993,702 and 42,833,154 shares, respectively]	(257,635,871)	(529,921,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(195,054,257)	400,993,680

TOTAL INCREASE (DECREASE) IN NET ASSETS	(185,044,149)	484,572,629
NET ASSETS:
Beginning of period	652,723,425	168,150,796

End of period	$467,679,276	$652,723,425

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 60.1%
ASSET-BACKED SECURITIES — 6.0%
Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%	10/15/13	$5	$5,301
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%	02/16/16	1,550	1,557,753
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.412%(c)	04/15/17	1,000	1,001,776
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	500	501,094
BA Credit Card Trust, Series A11, Class A11	Aaa	0.272%(c)	04/15/16	100	99,915
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	1,000	1,002,194
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%(c)	03/15/16	2,900	3,045,160
Bank One Issuance Trust, Series 2004-A3, Class A3	Aaa	0.412%(c)	02/15/17	100	100,252
BMW Vehicle Lease Trust, Series 2012-1, Class A2	Aaa	0.590%	06/20/14	2,100	2,100,193
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	1,076	1,076,780
Citibank Credit Card Issuance Trust, Series 2005-C3, Class C3	Baa2	0.652%(c)	07/15/14	2,800	2,800,087
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%	09/20/19	100	121,022
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%	08/15/17	1,500	1,501,934
Discover Card Master Trust, Series 2012-A3, Class A3	Aaa	0.860%	11/15/17	2,300	2,305,969
Discover Card Master Trust I, Series 2005-4, Class A2	Aaa	0.332%(c)	06/16/15	110	110,015
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%	09/15/13	132	131,863
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%	01/15/14	800	801,142
Ford Credit Auto Lease Trust, Series 2012-A, Class A2	Aaa	0.630%	04/15/14	500	500,057
Ford Credit Auto Owner Trust, Series 2011-B, Class A2	AAA(d)	0.680%	01/15/14	94	94,409
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	AAA(d)	0.720%	12/15/16	500	500,624
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	1,700	1,701,633
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	400	400,208
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.442%(c)	10/15/14	141	140,630
Harley-Davidson Motorcycle Trust, Series 2011-2, Class A2	Aaa	0.710%	05/15/15	936	936,461
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	1,100	1,100,866
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	Aaa	0.770%	01/15/16	550	550,513
Macquarie Equipment Funding Trust, Series 2011-A, Class A2, 144A	Aaa	1.210%	09/20/13	953	953,289
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.242%(c)	03/15/15	900	902,825
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2	AAA(d)	0.660%	04/15/14	1,000	1,000,217

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.422%(c)	01/15/14	$144	$144,371
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3	Aaa	0.730%	05/16/16	1,450	1,452,507
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	900	901,627
World Omni Auto Receivables Trust, Series 2011-B, Class A2	Aaa	0.650%	08/15/14	985	986,216
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%	01/15/15	1,500	1,501,067

TOTAL ASSET-BACKED SECURITIES (cost $32,009,475)					32,029,970

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.0%
Bear Stearns Commercial Mortgage Securities, Series PW11, Class A4	AAA(d)	5.619%(c)	03/11/39	100	112,375
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	750	779,402
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4	Aaa	5.482%(c)	01/15/46	790	879,286
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617%	10/15/48	2,000	2,264,058
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.941%(c)	06/10/46	1,000	1,125,975
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	656	671,071
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	400	444,828
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	1,600	1,817,610
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%	10/15/42	100	108,925
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	1,588	1,590,355
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	300	326,360
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	1,500	1,531,651
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.848%(c)	05/12/39	160	181,693
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	700	796,612
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.607%(c)	02/12/39	50	56,076
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	980	997,342
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	2,745	2,799,732
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	655	668,057
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A3	Aaa	5.558%	03/15/45	100	112,385
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%(c)	06/15/45	800	912,190
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	660	742,784

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	6.097%(c)	02/15/51	$2,000	$2,241,254

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,742,422)					21,160,021

CORPORATE BONDS — 4.8%
Banking — 2.3%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	200	266,321
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%	09/01/17	150	161,878
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	460	506,595
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	200	218,235
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22	810	836,612
Citigroup, Inc., Unsec’d. Notes	Baa2	8.500%	05/22/19	125	154,379
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	450	457,118
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.375%	03/15/20	75	77,207
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%	01/24/22	440	464,466
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.875%	01/14/22	250	276,356
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	7,250	7,234,050
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	200	211,080
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19	125	146,092
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%	01/25/21	150	147,906
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	125	122,428
UBS AG London (Switzerland), Covered Notes, 144A	Aaa	2.250%	03/30/17	495	496,522
Wachovia Corp., Sr. Unsec’d. Notes	A2	5.750%	02/01/18	200	236,567

					12,013,812

Cable — 0.2%
Comcast Corp., Gtd. Notes	Baa1	3.125%	07/15/22	450	452,117
DIRECTV Holdings LLC/DIRECTV Financing Co, Inc., Gtd. Notes	Baa2	3.800%	03/15/22	420	424,743

					876,860

Capital Goods — 0.3%
Honeywell International, Inc., Sr. Unsec’d. Notes	A2	4.250%	03/01/21	100	115,817
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%	09/15/21	10	10,538
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	65	67,602
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	200	220,614
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	1,065	1,115,973
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	40	41,047
Xylem, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.875%	10/01/21	140	154,844

					1,726,435

Chemicals — 0.1%
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	175	193,964

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	$175	$199,787

					393,751

Electric
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	125	135,385

Energy - Integrated — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	70	74,419
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	130	138,269
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	300	310,617
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	105	118,213

					641,518

Energy - Other — 0.2%
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	3.250%	05/15/22	500	508,693
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	245	257,629
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	3.125%	02/15/22	200	208,505
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	150	161,032

					1,135,859

Foods — 0.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.375%	01/15/20	100	119,162
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	125	165,094
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	200	236,671
SABMiller Holdings, Inc., Gtd. Notes, 144A	Baa1	3.750%	01/15/22	245	260,546

					781,473

Healthcare & Pharmaceutical — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	100	107,273
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	4.400%	12/01/21	385	424,955
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	2.850%	05/08/22	360	366,195
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	55	59,158

					957,581

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	125	137,455
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	125	144,091

					281,546

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	06/01/22	455	465,566
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	140	154,773
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.200%	03/15/22	320	319,735

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	$350	$389,627
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	125	158,313
WR Berkley Corp., Sr. Unsec’d. Notes	Baa2	4.625%	03/15/22	245	247,562

					1,735,576

Media & Entertainment — 0.2%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	200	217,178
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	200	220,025
Time Warner, Inc., Gtd. Notes	Baa2	4.000%	01/15/22	30	31,730
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	50	56,287
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	06/15/22	465	465,587

					990,807

Metals — 0.1%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	3.550%	03/01/22	300	295,163

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	4.625%	01/07/21	45	49,496
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	500	555,263
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	75	87,756
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21	250	280,596

					973,111

Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	Baa3	4.750%	02/15/22	290	316,546

Pipelines & Other — 0.1%
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	175	177,295
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.000%	11/15/21	60	62,326
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	150	156,961

					396,582

Railroads — 0.1%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	200	216,083
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	150	183,181

					399,264

Real Estate Investment Trusts
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	65	66,911
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	65	76,911

					143,822

Retailers
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	125	155,882
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	100	115,331

					271,213

Telecommunications — 0.1%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	210	215,439

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	$305	$332,224
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	200	229,230

					776,893

Tobacco
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	50	69,188

TOTAL CORPORATE BONDS (cost $24,499,524)					25,312,385

NON-CORPORATE FOREIGN AGENCIES — 0.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.250%	02/25/22	50	48,970
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	Aaa	2.375%	03/31/16	370	376,634
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	1,710	1,720,045

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,120,953)					2,145,649

SOVEREIGNS — 0.9%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	835	839,301
Province of Alberta Canada (Canada), Notes, 144A	Aaa	1.000%	06/21/17	3,720	3,732,414

TOTAL SOVEREIGNS (cost $4,551,758)					4,571,715

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.7%
Federal Farm Credit Bank		1.625%	11/19/14	500	514,762
Federal Home Loan Banks		1.375%	05/28/14	7,500	7,651,732
Federal Home Loan Banks(k)		2.750%	12/12/14	370	389,066
Federal Home Loan Mortgage Corp.		0.375%	11/27/13	10,060	10,067,807
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	13,465	13,516,652
Federal Home Loan Mortgage Corp.		1.000%	07/28/17	8,265	8,260,710
Federal Home Loan Mortgage Corp.		2.375%	01/13/22	21,535	22,100,380
Federal National Mortgage Association		1.125%	04/27/17	21,600	21,802,738
Federal National Mortgage Association		2.375%	04/11/16	2,320	2,464,297
Federal National Mortgage Association		2.750%	03/13/14	500	520,284
Federal National Mortgage Association		5.375%	06/12/17	5,040	6,106,393
Financing Corp. FICO Strips Coupon, Series D-P		1.780%(s)	09/26/19	1,500	1,320,208
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.480%(s)	03/15/22	170	136,642
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	12/04/23	150	197,235
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	09/18/23	15,250	19,956,714
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	4,830	6,344,021
Resolution Funding Corp. Interest Strip		2.280%(s)	10/15/21	4,570	3,760,735
Resolution Funding Corp. Interest Strip		2.310%(s)	01/15/22	1,700	1,388,842
Tennessee Valley Authority, Sr. Unsec’d. Notes		3.875%	02/15/21	13,470	15,562,282

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $138,252,327)					142,061,500

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 3.4%
Government National Mortgage Association (cost $17,399,688)		4.000%	04/20/39-12/20/40	16,529	18,070,086

U.S. TREASURY OBLIGATIONS — 13.9%
U.S. Treasury Inflation Indexed Bonds		0.750%	02/15/42	1,476	1,548,633

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes		0.250%	05/31/14	$865	$863,919
U.S. Treasury Notes		0.375%	11/15/14	2,375	2,376,299
U.S. Treasury Notes		0.375%	06/15/15	5,065	5,060,649
U.S. Treasury Notes		0.625%	05/31/17	885	880,921
U.S. Treasury Notes		0.750%	12/15/13	14,165	14,256,293
U.S. Treasury Notes		1.125%	05/31/19	6,765	6,775,567
U.S. Treasury Notes		1.750%	05/15/22	19,205	19,361,041
U.S. Treasury Notes		2.375%	02/28/15	1,345	1,415,298
U.S. Treasury Notes		2.750%	10/31/13	160	165,206
U.S. Treasury Strips Coupon		2.250%(n)	02/15/25	755	568,673
U.S. Treasury Strips Coupon		2.610%(n)	05/15/25	900	670,883
U.S. Treasury Strips Coupon(k)		2.890%(n)	11/15/26	385	270,752
U.S. Treasury Strips Principal		0.420%(s)	02/15/15	11,325	11,200,629
U.S. Treasury Strips Principal		0.580%(s)	02/15/16	980	959,601
U.S. Treasury Strips Principal		2.130%(s)	11/15/24	9,500	7,308,454

TOTAL U.S. TREASURY OBLIGATIONS (cost $73,515,059)					73,682,818

TOTAL LONG-TERM INVESTMENTS (cost $313,091,206)					319,034,144

				Shares
SHORT-TERM INVESTMENT — 35.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $189,294,585)(Note 4)(w)				189,294,585	189,294,585

TOTAL INVESTMENTS — 95.7% (cost $502,385,791)					508,328,729
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 4.3%					22,725,221

NET ASSETS — 100.0%					$531,053,950

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
64	90 Day Euro Dollar	Sep. 2012	$15,924,189	$15,923,200	$(989)
403	5 Year U.S. Treasury Notes	Sep. 2012	49,914,961	49,959,406	44,445

					43,456

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Short Positions:
94	2 Year U.S. Treasury Notes	Sep. 2012	$20,700,132	$20,697,625	$2,507
297	10 Year U.S. Treasury Notes	Sep. 2012	39,722,988	39,612,375	110,613
105	U.S. Long Bond	Sep. 2012	15,476,950	15,536,718	(59,768)
16	U.S. Ultra Bond	Sep. 2012	2,684,870	2,669,500	15,370

					68,722

					$112,178

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$1,665	09/01/13	0.502%	3 month LIBOR(2)	$(1,787)	$—	$(1,787)	Barclays Bank PLC
10,415	10/30/13	0.563%	3 month LIBOR(2)	(7,607)	—	(7,607)	Morgan Stanley Capital Services
7,650	05/28/14	0.580%	3 month LIBOR(2)	(5,658)	—	(5,658)	Barclays Bank PLC
10,600	08/15/14	0.620%	3 month LIBOR(1)	(32,244)	—	(32,244)	Barclays Bank PLC
7,855	08/27/14	0.630%	3 month LIBOR(2)	(25,413)	—	(25,413)	Barclays Bank PLC
7,855	08/28/14	0.630%	3 month LIBOR(2)	(25,266)	—	(25,266)	Barclays Bank PLC
1,000	09/12/14	0.656%	3 month LIBOR(2)	(3,841)	—	(3,841)	Barclays Bank PLC
1,400	09/19/14	0.669%	3 month LIBOR(2)	(5,842)	—	(5,842)	JPMorgan Chase Bank
1,970	09/27/14	0.650%	3 month LIBOR(2)	(7,340)	—	(7,340)	Citibank N.A.
5,905	10/28/14	0.809%	3 month LIBOR(2)	(36,462)	—	(36,462)	Barclays Bank PLC
2,250	10/28/14	0.816%	3 month LIBOR(2)	(14,279)	—	(14,279)	Barclays Bank PLC
740	09/28/15	0.918%	3 month LIBOR(2)	(7,789)	—	(7,789)	Barclays Bank PLC
900	10/06/15	0.998%	3 month LIBOR(2)	(10,773)	—	(10,773)	Citibank N.A.
230	08/04/16	1.528%	3 month LIBOR(2)	(8,023)	—	(8,023)	Citibank N.A.
9,900	08/15/16	1.285%	3 month LIBOR(1)	(234,911)	—	(234,911)	Barclays Bank PLC
870	08/22/16	1.168%	3 month LIBOR(2)	(15,914)	—	(15,914)	Morgan Stanley Capital Services
1,490	08/26/16	1.299%	3 month LIBOR(1)	35,849	—	35,849	Morgan Stanley Capital Services
35,415	08/31/16	0.934%	3 month LIBOR(1)	182,102	—	182,102	Credit Suisse International
17,250	08/31/16	0.978%	3 month LIBOR(2)	(120,032)	—	(120,032)	JPMorgan Chase Bank
17,250	08/31/16	0.975%	3 month LIBOR(2)	(117,558)	—	(117,558)	JPMorgan Chase Bank
1,000	08/31/16	1.303%	3 month LIBOR(2)	(24,161)	—	(24,161)	Barclays Bank PLC
1,705	09/28/16	1.238%	3 month LIBOR(2)	(34,989)	—	(34,989)	Barclays Bank PLC
22,830	11/30/16	0.913%	3 month LIBOR(2)	(30,912)	—	(30,912)	JPMorgan Chase Bank
18,640	11/30/16	0.936%	3 month LIBOR(2)	(42,629)	—	(42,629)	JPMorgan Chase Bank
18,640	11/30/16	0.935%	3 month LIBOR(2)	(42,127)	—	(42,127)	JPMorgan Chase Bank
35,200	12/02/16	1.310%	3 month LIBOR(2)	(711,929)	—	(711,929)	Barclays Bank PLC
2,640	12/06/16	1.388%	3 month LIBOR(2)	(62,052)	—	(62,052)	Barclays Bank PLC
8,730	12/08/16	1.345%	3 month LIBOR(2)	(188,388)	—	(188,388)	Barclays Bank PLC
1,490	12/30/16	1.328%	3 month LIBOR(1)	28,392	—	28,392	Citibank N.A.
2,310	01/03/17	1.311%	3 month LIBOR(2)	(57,123)	—	(57,123)	Citibank N.A.
2,520	01/12/17	1.201%	3 month LIBOR(2)	(47,728)	—	(47,728)	JPMorgan Chase Bank
3,610	01/26/17	1.215%	3 month LIBOR(1)	68,777	—	68,777	Bank of Nova Scotia
2,520	01/26/17	1.227%	3 month LIBOR(1)	49,556	—	49,556	JPMorgan Chase Bank
3,220	01/27/17	1.138%	3 month LIBOR(2)	(48,923)	—	(48,923)	Bank of Nova Scotia
13,375	01/31/17	1.055%	3 month LIBOR(1)	146,390	—	146,390	Bank of Nova Scotia
2,720	02/08/17	1.037%	3 month LIBOR(2)	(26,421)	—	(26,421)	Bank of Nova Scotia
3,685	02/13/17	1.128%	3 month LIBOR(2)	(51,644)	—	(51,644)	Bank of Nova Scotia
1,730	03/06/17	1.123%	3 month LIBOR(2)	(22,515)	—	(22,515)	Barclays Bank PLC
23,040	03/29/17	1.267%	3 month LIBOR(2)	(448,945)	—	(448,945)	Bank of Nova Scotia
7,500	05/25/17	1.090%	3 month LIBOR(1)	53,868	—	53,868	Bank of Nova Scotia
270	05/15/18	2.318%	3 month LIBOR(1)	18,808	—	18,808	JPMorgan Chase Bank
220	08/03/18	2.293%	3 month LIBOR(2)	16,337	—	16,337	Barclays Bank PLC
1,200	08/09/18	2.136%	3 month LIBOR(1)	76,847	—	76,847	Bank of America N.A.
8,750	08/15/18	1.890%	3 month LIBOR(1)	(420,947)	—	(420,947)	Barclays Bank PLC
1,070	08/30/18	1.850%	3 month LIBOR(1)	48,026	—	48,026	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$700	08/31/18	1.893%	3 month LIBOR(2)	$(33,408)	$—	$(33,408)	Barclays Bank PLC
1,800	09/02/18	1.813%	3 month LIBOR(1)	(76,083)	—	(76,083)	Bank of America N.A.
910	09/21/18	1.673%	3 month LIBOR(2)	(29,632)	—	(29,632)	Barclays Bank PLC
1,880	10/11/18	1.770%	3 month LIBOR(1)	68,550	—	68,550	JPMorgan Chase Bank
1,940	10/21/18	1.908%	3 month LIBOR(2)	(86,448)	—	(86,448)	Barclays Bank PLC
2,795	11/08/18	1.738%	3 month LIBOR(2)	(91,484)	—	(91,484)	Citibank N.A.
30,000	11/30/18	1.823%	3 month LIBOR(2)	(1,106,027)	—	(1,106,027)	Barclays Bank PLC
4,000	12/08/18	1.803%	3 month LIBOR(2)	(140,666)	—	(140,666)	Barclays Bank PLC
2,720	12/14/18	1.709%	3 month LIBOR(2)	(78,864)	—	(78,864)	Barclays Bank PLC
10,200	01/04/19	1.663%	3 month LIBOR(2)	(328,284)	—	(328,284)	Barclays Bank PLC
1,485	01/12/19	1.699%	3 month LIBOR(2)	(50,649)	—	(50,649)	Citibank N.A.
2,120	01/17/19	1.603%	3 month LIBOR(2)	(57,874)	—	(57,874)	Barclays Bank PLC
3,700	01/20/19	1.565%	3 month LIBOR(1)	90,809	—	90,809	Bank of Nova Scotia
3,265	02/03/19	1.448%	3 month LIBOR(2)	(51,175)	—	(51,175)	Bank of Nova Scotia
21,500	02/13/19	1.618%	3 month LIBOR(2)	(572,569)	—	(572,569)	Barclays Bank PLC
4,000	02/16/19	1.580%	3 month LIBOR(1)	95,475	—	95,475	Citibank N.A.
5,300	02/21/19	1.643%	3 month LIBOR(2)	(147,710)	—	(147,710)	JPMorgan Chase Bank
1,605	02/21/19	1.573%	3 month LIBOR(2)	(37,102)	—	(37,102)	Citibank N.A.
2,110	03/05/19	1.643%	3 month LIBOR(2)	(57,496)	—	(57,496)	Bank of Nova Scotia
17,330	03/27/19	1.829%	3 month LIBOR(2)	(673,059)	—	(673,059)	Barclays Bank PLC
23,750	03/30/19	1.732%	3 month LIBOR(2)	(762,949)	—	(762,949)	Bank of Nova Scotia
9,730	05/14/19	1.538%	3 month LIBOR(1)	145,881	—	145,881	Bank of Nova Scotia
14,350	06/20/19	1.306%	3 month LIBOR(2)	37,657	—	37,657	Bank of Nova Scotia
200	06/08/21	4.640%	3 month LIBOR(1)	20,537	—	20,537	Morgan Stanley Capital Services
350	07/20/21	3.035%	3 month LIBOR(1)	45,539	—	45,539	Citibank N.A.
500	07/26/21	3.068%	3 month LIBOR(1)	66,304	—	66,304	Morgan Stanley Capital Services
100	07/28/21	3.085%	3 month LIBOR(1)	13,405	—	13,405	Bank of America N.A.
910	08/04/21	2.803%	3 month LIBOR(1)	98,267	—	98,267	Barclays Bank PLC
26,750	08/09/21	2.579%	3 month LIBOR(1)	2,341,014	—	2,341,014	Morgan Stanley Capital Services
170	08/09/21	2.625%	3 month LIBOR(2)	(15,586)	—	(15,586)	Citibank N.A.
13,200	08/10/21	2.575%	3 month LIBOR(1)	1,149,912	—	1,149,912	Barclays Bank PLC
37,400	08/11/21	2.590%	3 month LIBOR(1)	3,305,528	—	3,305,528	Morgan Stanley Capital Services
3,100	08/12/21	2.323%	3 month LIBOR(1)	199,302	—	199,302	UBS AG
1,795	08/18/21	2.408%	3 month LIBOR(2)	(128,348)	—	(128,348)	Citibank N.A.
1,025	08/19/21	2.280%	3 month LIBOR(1)	(61,518)	—	(61,518)	Bank of America N.A.
460	08/22/21	2.204%	3 month LIBOR(1)	24,332	—	24,332	UBS AG
3,000	08/24/21	2.253%	3 month LIBOR(1)	171,469	—	171,469	Bank of America N.A.
760	08/24/21	2.255%	3 month LIBOR(1)	43,610	—	43,610	Citibank N.A.
2,400	08/25/21	2.283%	3 month LIBOR(1)	143,491	—	143,491	Morgan Stanley Capital Services
1,710	08/25/21	2.222%	3 month LIBOR(2)	(92,913)	—	(92,913)	Bank of America N.A.
8,340	08/31/21	2.343%	3 month LIBOR(1)	544,573	—	544,573	UBS AG
2,900	09/06/21	2.265%	3 month LIBOR(1)	(166,682)	—	(166,682)	UBS AG
795	09/06/21	2.431%	3 month LIBOR(1)	57,569	—	57,569	Morgan Stanley Capital Services
660	09/06/21	2.223%	3 month LIBOR(1)	35,414	—	35,414	UBS AG
3,100	09/08/21	2.180%	3 month LIBOR(2)	154,174	—	154,174	Morgan Stanley Capital Services
500	09/13/21	2.171%	3 month LIBOR(2)	(24,325)	—	(24,325)	Bank of America N.A.
1,040	09/14/21	2.160%	3 month LIBOR(1)	49,489	—	49,489	Barclays Bank PLC
2,010	09/15/21	2.166%	3 month LIBOR(1)	96,693	—	96,693	Barclays Bank PLC
840	09/22/21	2.158%	3 month LIBOR(1)	39,419	—	39,419	Barclays Bank PLC
500	09/23/21	2.099%	3 month LIBOR(2)	(20,804)	—	(20,804)	Citibank N.A.
17,495	09/27/21	1.933%	3 month LIBOR(1)	462,426	—	462,426	Citibank N.A.
2,540	09/28/21	2.016%	3 month LIBOR(1)	86,049	—	86,049	Barclays Bank PLC
3,950	09/29/21	2.158%	3 month LIBOR(1)	179,018	—	179,018	Barclays Bank PLC
29,885	10/03/21	2.188%	3 month LIBOR(1)	1,426,653	—	1,426,653	Barclays Bank PLC
690	10/03/21	2.160%	3 month LIBOR(1)	31,236	—	31,236	Morgan Stanley Capital Services
460	10/04/21	2.108%	3 month LIBOR(1)	18,638	—	18,638	Citibank N.A.
15,795	10/06/21	1.965%	3 month LIBOR(1)	435,661	—	435,661	JPMorgan Chase Bank
1,270	10/06/21	2.038%	3 month LIBOR(2)	(43,291)	—	(43,291)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$920	10/06/21	2.060%	3 month LIBOR(2)	$(33,218)	$—	$(33,218)	UBS AG
840	10/07/21	2.135%	3 month LIBOR(1)	35,902	—	35,902	Citibank N.A.
1,360	10/11/21	2.265%	3 month LIBOR(2)	(73,637)	—	(73,637)	Citibank N.A.
16,300	10/13/21	2.340%	3 month LIBOR(1)	989,882	—	989,882	UBS AG
4,985	10/14/21	2.405%	3 month LIBOR(1)	331,502	—	331,502	UBS AG
11,000	11/04/21	2.223%	3 month LIBOR(2)	(534,646)	—	(534,646)	Morgan Stanley Capital Services
8,195	11/22/21	2.175%	3 month LIBOR(1)	353,698	—	353,698	Morgan Stanley Capital Services
1,300	11/23/21	2.148%	3 month LIBOR(2)	(52,838)	—	(52,838)	Citibank N.A.
50,075	11/25/21	2.148%	3 month LIBOR(1)	2,027,780	—	2,027,780	Morgan Stanley Capital Services
52,565	11/29/21	2.129%	3 month LIBOR(1)	2,028,373	—	2,028,373	JPMorgan Chase Bank
22,300	11/30/21	2.229%	3 month LIBOR(1)	1,058,596	—	1,058,596	JPMorgan Chase Bank
21,800	11/30/21	2.210%	3 month LIBOR(1)	997,784	—	997,784	Barclays Bank PLC
1,070	12/19/21	2.053%	3 month LIBOR(1)	32,674	—	32,674	Barclays Bank PLC
2,700	12/22/21	2.085%	3 month LIBOR(1)	89,937	—	89,937	Barclays Bank PLC
1,915	01/13/22	2.050%	3 month LIBOR(2)	(72,418)	—	(72,418)	Bank of Nova Scotia
1,110	01/13/22	2.068%	3 month LIBOR(1)	43,808	—	43,808	Citibank N.A.
2,000	01/20/22	1.999%	3 month LIBOR(2)	(64,947)	—	(64,947)	Bank of Nova Scotia
1,930	01/24/22	2.148%	3 month LIBOR(1)	89,244	—	89,244	Bank of Nova Scotia
1,530	01/24/22	2.113%	3 month LIBOR(2)	(65,699)	—	(65,699)	Bank of Nova Scotia
1,235	01/24/22	2.118%	3 month LIBOR(2)	(53,614)	—	(53,614)	Bank of Nova Scotia
2,000	01/25/22	2.171%	3 month LIBOR(1)	96,774	—	96,774	Bank of Nova Scotia
1,015	01/27/22	2.071%	3 month LIBOR(2)	(39,438)	—	(39,438)	Citibank N.A.
910	01/30/22	2.082%	3 month LIBOR(2)	(35,980)	—	(35,980)	Citibank N.A.
4,850	01/31/22	2.038%	3 month LIBOR(1)	171,494	—	171,494	Citibank N.A.
1,970	02/02/22	1.914%	3 month LIBOR(2)	(46,282)	—	(46,282)	Citibank N.A.
1,975	02/07/22	2.056%	3 month LIBOR(2)	(72,288)	—	(72,288)	Citibank N.A.
1,965	02/13/22	2.120%	3 month LIBOR(1)	82,870	—	82,870	Bank of Nova Scotia
1,550	02/17/22	2.018%	3 month LIBOR(2)	(50,011)	—	(50,011)	Bank of Nova Scotia
1,145	02/21/22	2.105%	3 month LIBOR(2)	(46,068)	—	(46,068)	JPMorgan Chase Bank
765	02/21/22	2.100%	3 month LIBOR(2)	(30,419)	—	(30,419)	JPMorgan Chase Bank
1,160	02/23/22	2.117%	3 month LIBOR(2)	(47,822)	—	(47,822)	JPMorgan Chase Bank
1,500	03/02/22	2.010%	3 month LIBOR(1)	46,109	—	46,109	Barclays Bank PLC
6,450	03/09/22	2.045%	3 month LIBOR(1)	216,815	—	216,815	Bank of Nova Scotia
28,400	03/19/22	2.389%	3 month LIBOR(1)	1,856,043	—	1,856,043	Bank of Nova Scotia
2,000	03/21/22	2.325%	3 month LIBOR(1)	118,500	—	118,500	Barclays Bank PLC
3,100	03/23/22	2.368%	3 month LIBOR(1)	195,705	—	195,705	Citibank N.A.
1,300	03/28/22	2.350%	3 month LIBOR(1)	79,558	—	79,558	Barclays Bank PLC
4,010	03/30/22	2.238%	3 month LIBOR(2)	(197,675)	—	(197,675)	Barclays Bank PLC
5,000	04/11/22	2.295%	3 month LIBOR(1)	269,292	—	269,292	Barclays Bank PLC
3,900	04/12/22	2.111%	3 month LIBOR(1)	142,375	—	142,375	Citibank N.A.
11,600	04/13/22	2.133%	3 month LIBOR(1)	446,069	—	446,069	Bank of Nova Scotia
2,650	05/15/22	1.988%	3 month LIBOR(2)	(59,805)	—	(59,805)	JPMorgan Chase Bank
11,500	05/17/22	1.948%	3 month LIBOR(1)	215,214	—	215,214	Bank of Nova Scotia
13,910	05/18/22	1.951%	3 month LIBOR(1)	264,249	—	264,249	Morgan Stanley Capital Services
7,700	05/18/22	1.898%	3 month LIBOR(1)	(107,479)	—	(107,479)	Morgan Stanley Capital Services
15,000	05/21/22	1.893%	3 month LIBOR(1)	198,004	—	198,004	Bank of Nova Scotia
30,000	05/22/22	1.846%	3 month LIBOR(1)	265,843	—	265,843	Morgan Stanley Capital Services
12,300	06/07/22	1.771%	3 month LIBOR(1)	10,044	—	10,044	Bank of Nova Scotia
2,300	06/11/22	1.843%	3 month LIBOR(2)	(16,618)	—	(16,618)	Bank of Nova Scotia
39,600	12/31/22	0.000%	3 month LIBOR(1)	3,452,244	—	3,452,244	Citibank N.A.
27,500	12/31/22	0.000%	3 month LIBOR(1)	150,528	—	150,528	Barclays Bank PLC
5,000	12/31/22	3.001%	3 month LIBOR(1)	744,343	—	744,343	Barclays Bank PLC
4,015	12/31/22	3.510%	3 month LIBOR(1)	899,333	—	899,333	Citibank N.A.
3,500	12/31/22	4.063%	3 month LIBOR(1)	1,086,334	—	1,086,334	Citibank N.A.
2,500	12/31/22	3.843%	3 month LIBOR(1)	724,381	—	724,381	JPMorgan Chase Bank
2,500	12/31/22	3.415%	3 month LIBOR(1)	510,299	—	510,299	Citibank N.A.
2,300	12/31/22	2.422%	3 month LIBOR(1)	169,596	—	169,596	Morgan Stanley Capital Services
2,050	12/31/22	2.412%	3 month LIBOR(2)	(141,806)	—	(141,806)	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,900	12/31/22	2.467%	3 month LIBOR(1)	$(152,773)	$—	$(152,773)	Citibank N.A.
13,000	08/15/26	3.000%	3 month LIBOR(2)	1,528,553	—	1,528,553	Barclays Bank PLC
1,650	08/24/26	2.720%	3 month LIBOR(1)	133,224	—	133,224	Bank of America N.A.
4,390	09/27/26	2.313%	3 month LIBOR(1)	114,116	—	114,116	Citibank N.A.
7,380	10/03/26	2.570%	3 month LIBOR(1)	424,947	—	424,947	Barclays Bank PLC
4,445	10/05/26	2.410%	3 month LIBOR(1)	163,766	—	163,766	Barclays Bank PLC
3,830	10/06/26	2.312%	3 month LIBOR(1)	92,450	—	92,450	JPMorgan Chase Bank
1,890	11/02/26	2.773%	3 month LIBOR(2)	(153,777)	—	(153,777)	Barclays Bank PLC
27,700	11/30/26	2.550%	3 month LIBOR(1)	1,405,929	—	1,405,929	JPMorgan Chase Bank
1,350	12/21/26	2.388%	3 month LIBOR(2)	(38,567)	—	(38,567)	Barclays Bank PLC
870	02/06/27	2.383%	3 month LIBOR(2)	(30,641)	—	(30,641)	Bank of Nova Scotia
730	02/14/27	2.503%	3 month LIBOR(1)	36,947	—	36,947	Barclays Bank PLC
1,000	02/23/27	2.540%	3 month LIBOR(2)	(54,966)	—	(54,966)	Barclays Bank PLC
2,400	03/30/27	2.674%	3 month LIBOR(2)	(169,188)	—	(169,188)	Bank of Nova Scotia
2,700	04/19/27	2.553%	3 month LIBOR(2)	(139,698)	—	(139,698)	Barclays Bank PLC
1,900	04/23/27	2.544%	3 month LIBOR(2)	(95,542)	—	(95,542)	Barclays Bank PLC
2,200	05/17/27	2.360%	3 month LIBOR(1)	53,294	—	53,294	Bank of Nova Scotia
5,550	05/18/27	2.360%	3 month LIBOR(1)	134,051	—	134,051	Morgan Stanley Capital Services
340	08/24/41	3.074%	3 month LIBOR(2)	(45,232)	—	(45,232)	Citibank N.A.
340	08/24/41	3.065%	3 month LIBOR(2)	(44,588)	—	(44,588)	Citibank N.A.
345	09/06/41	3.110%	3 month LIBOR(2)	(48,332)	—	(48,332)	UBS AG
345	09/06/41	3.028%	3 month LIBOR(2)	(42,172)	—	(42,172)	UBS AG
360	09/08/41	2.954%	3 month LIBOR(1)	38,222	—	38,222	Barclays Bank PLC
100	09/09/41	3.019%	3 month LIBOR(1)	12,030	—	12,030	Barclays Bank PLC
590	10/11/41	2.719%	3 month LIBOR(2)	(30,817)	—	(30,817)	JPMorgan Chase Bank
630	10/17/41	2.905%	3 month LIBOR(1)	57,945	—	57,945	Barclays Bank PLC
900	12/12/41	2.685%	3 month LIBOR(1)	36,856	—	36,856	Citibank N.A.
845	12/20/41	2.614%	3 month LIBOR(2)	(21,312)	—	(21,312)	Citibank N.A.
680	12/20/41	2.615%	3 month LIBOR(1)	17,334	—	17,334	Barclays Bank PLC
515	01/10/42	2.718%	3 month LIBOR(1)	30,221	—	30,221	Barclays Bank PLC
545	01/11/42	2.710%	3 month LIBOR(1)	31,051	—	31,051	Citibank N.A.
1,060	01/12/42	2.773%	3 month LIBOR(2)	(74,869)	—	(74,869)	Citibank N.A.
860	02/09/42	2.840%	3 month LIBOR(1)	71,768	—	71,768	Barclays Bank PLC

				$26,414,646	$—	$26,414,646

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$32,029,970	$—
Commercial Mortgage-Backed Securities	—	17,692,232	3,467,789
Corporate Bonds	—	25,312,385	—
Non-Corporate Foreign Agencies	—	2,145,649	—
Sovereigns	—	4,571,715	—
U.S. Government Agency Obligations	—	142,061,500	—
U.S. Government Mortgage-Backed Securities	—	18,070,086	—
U.S. Treasury Obligations	—	73,682,818	—
Affiliated Money Market Mutual Fund	189,294,585	—	—
Other Financial Instruments*
Futures Contracts	112,178	—	—
Interest Rate Swaps	—	26,414,646	—

Total	$189,406,763	$341,981,001	$3,467,789

	Commercial Mortgage-Backed Securities	Interest Rate Swaps
Balance as of 12/31/11	$—	$5,081,235
Realized gain (loss)	—	—	**
Change in unrealized appreciation (depreciation)***	—	—
Purchases	3,467,789	—
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	(5,081,235)

Balance as of 06/30/12	$3,467,789	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $1,972,357.

***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as the beginning of period. At the reporting period end, there were 8 Interest Rate Swaps transferred from Level 3 into Level 2 as a result of the swaps no longer being fair valued in accordance with the Board of Trustees’ approval.

Included in the table above, under Level 3 securities are commercial mortgage-backed securities which were valued using a single broker quote in the absence of a vendor price. Single broker-dealer price quotations are significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	35.6%
U.S. Government Agency Obligations	26.7
U.S. Treasury Obligations	13.9
Asset-Backed Securities	6.0
Commercial Mortgage-Backed Securities	4.0
U.S. Government Mortgage-Backed Securities	3.4
Banking	2.3
Sovereigns	0.9
Non-Corporate Foreign Agencies	0.4
Capital Goods	0.3
Insurance	0.3
Cable	0.2
Energy – Other	0.2

Healthcare & Pharmaceutical	0.2%
Media & Entertainment	0.2
Non-Captive Finance	0.2
Chemicals	0.1
Energy – Integrated	0.1
Foods	0.1
Healthcare Insurance	0.1
Metals	0.1
Paper	0.1
Pipelines & Other	0.1
Railroads	0.1
Telecommunications	0.1

95.7
Other assets in excess of liabilities	4.3

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$172,935	*	Due from broker — variation margin	$60,757	*
Interest rate contracts	Unrealized appreciation on swap agreements	37,276,946		Unrealized depreciation on swap agreements	10,862,300

Total		$37,449,881			$10,923,057

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$95,407	$(86,970)	$(1,105,300)	$5,885,380	$4,788,517

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$99,393	$10,843,355	$10,942,748

For the period ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$33,924,998	$46,926,418	$1,002,128,333

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $313,091,206)	$319,034,144
Affiliated investments (cost $189,294,585)	189,294,585
Cash	41,244
Unrealized appreciation on swap agreements	37,276,946
Receivable for investments sold	10,721,672
Dividends and interest receivable	1,305,568
Due from broker-variation margin	285,976
Tax reclaim receivable	2,320
Prepaid expenses	56

Total Assets	557,962,511

LIABILITIES:
Payable for investments purchased	14,328,122
Unrealized depreciation on swap agreements	10,862,300
Payable for fund share repurchased	1,359,307
Advisory fees payable	282,862
Shareholder servicing fees payable	40,258
Accrued expenses and other liabilities	35,220
Affiliated transfer agent fee payable	492

Total Liabilities	26,908,561

NET ASSETS	$531,053,950

Net assets were comprised of:
Paid-in capital	$490,672,428
Retained earnings	40,381,522

Net assets, June 30, 2012	$531,053,950

Net asset value and redemption price per share, $531,053,950 / 41,662,412 outstanding shares of beneficial interest	$12.75

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$2,379,593
Affiliated dividend income	185,406

2,564,999

EXPENSES
Advisory fees	1,310,116
Shareholder servicing fees and expenses	204,530
Custodian and accounting fees	32,000
Audit fee	19,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Trustees’ fees	5,000
Legal fees and expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	4,303

Total expenses	1,594,949
Less: shareholder servicing fee waiver.	(11,070)

Net expenses	1,583,879

NET INVESTMENT INCOME	981,120

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,241,775
Futures transactions	(1,105,300)
Swap agreement transactions	5,885,380
Options written transactions	(86,970)

6,934,885

Net change in unrealized appreciation (depreciation) on:
Investments	4,214,138
Futures	99,393
Swap agreements	10,843,355

15,156,886

NET GAIN ON INVESTMENTS	22,091,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,072,891

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	January 3, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$981,120	$134,136
Net realized gain on investment transactions	6,934,885	945,334
Net change in unrealized appreciation (depreciation) on investments	15,156,886	17,312,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,072,891	18,392,346

DISTRIBUTIONS	(1,083,715)	—

FUND SHARE TRANSACTIONS:
Fund share sold [20,444,805 and 39,352,721 shares, respectively]	249,944,543	455,221,245
Fund share issued in reinvestment of distributions [85,467 and 0 shares, respectively]	1,083,715	—

Fund share repurchased [6,566,690 and 11,653,891 shares, respectively]	(80,952,022)	(134,625,053)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	170,076,236	320,596,192

TOTAL INCREASE IN NET ASSETS	192,065,412	338,988,538
NET ASSETS:
Beginning of period	338,988,538	—

End of period	$531,053,950	$338,988,538

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 49.8%
ASSET-BACKED SECURITIES — 4.8%
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%	02/16/16	$50	$50,250
American Express Credit Account Master Trust, Series 2008-6, Class A	Aaa	1.442%(c)	02/15/18	50	51,636
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	100	100,219
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%(c)	03/15/16	150	157,508
CarMax Auto Owner Trust, Series 2012-1, Class A3	AAA(d)	0.890%	09/15/16	50	50,155
Citibank Credit Card Issuance Trust, Series 2005-C3, Class C3	Baa2	0.652%(c)	07/15/14	100	100,003
Discover Card Master Trust, Series 2012-A3, Class A3	Aaa	0.860%	11/15/17	200	200,519
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	AAA(d)	0.720%	12/15/16	100	100,125
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	100	100,096
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	Aaa	0.770%	01/15/16	50	50,047
Honda Auto Receivables Owner Trust, Series 2012-2, Class A2	AAA(d)	0.560%	11/17/14	100	100,015
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3	Aaa	0.730%	05/16/16	50	50,086
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%	01/15/15	200	200,142

TOTAL ASSET-BACKED SECURITIES (cost $1,310,136)					1,310,801

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.3%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A3	Aaa	5.369%	10/10/45	50	53,904
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	AAA(d)	5.736%	06/11/50	70	73,188
Bear Stearns Commercial Mortgage Securities, Series PW10, Class A4	AAA(d)	5.405%(c)	12/11/40	60	67,047
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617%	10/15/48	100	113,203
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.941%(c)	06/10/46	10	11,260
FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2	AA+(d)	3.531%	06/25/20	50	54,534
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2. .	Aaa	5.994%(c)	06/15/49	159	159,036
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A3. .	Aaa	6.179%(c)	02/15/51	50	53,113
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	100	102,110
Morgan Stanley Capital I, Series 2005-IQ9, Class A5	AAA(d)	4.700%	07/15/56	50	53,613
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	50	50,885
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	155	158,091
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	35	35,698

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	$50	$55,577
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	30	33,763
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	6.097%(c)	02/15/51	100	112,063

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,181,904)					1,187,085

CORPORATE BONDS — 4.6%
Banking — 2.2%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	2.375%	03/24/17	50	51,247
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%	01/24/22	50	52,780
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.875%	01/14/22	50	55,271
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	340	339,252
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.500%	01/24/22	50	53,861
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.500%	07/28/21	50	49,263

					601,674

Cable — 0.4%
Comcast Corp., Gtd. Notes	Baa1	3.125%	07/15/22	50	50,235
DIRECTV Holdings LLC/DIRECTV Financing Co, Inc., Gtd. Notes	Baa2	3.800%	03/15/22	50	50,565

					100,800

Capital Goods — 0.2%
John Deere Capital Corp., Notes	A2	2.800%	01/27/23	50	50,181

Energy - Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	50	51,770

Energy - Other — 0.4%
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	50	52,577
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	50	53,677

					106,254

Healthcare & Pharmaceutical — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.625%	05/15/22	50	51,704

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	06/01/22	35	35,813

Media & Entertainment — 0.3%
Time Warner, Inc., Gtd. Notes	Baa2	3.400%	06/15/22	50	50,420
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	06/15/22	50	50,063

					100,483

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	$50	$55,526

Retailers — 0.2%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	50	62,353

Telecommunications — 0.2%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.000%	02/15/22	50	50,794

TOTAL CORPORATE BONDS (cost $1,266,612)					1,267,352

SOVEREIGN — 1.0%
Province of Alberta Canada (Canada), Notes, 144A (cost $274,799)	Aaa	1.000%	06/21/17	275	275,918

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.6%
Federal Home Loan Mortgage Corp.		0.500%	04/17/15	800	800,050
Federal Home Loan Mortgage Corp.		2.375%	01/13/22	840	862,053
Federal National Mortgage Association		1.125%	04/27/17	900	908,447
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	09/18/23	743	972,317
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	190	249,558
Resolution Funding Corp. Interest Strip		2.280%(s)	10/15/21	1,260	1,036,877
Tennessee Valley Authority, Sr. Unsec’d. Notes		3.875%	02/15/21	500	577,664

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $5,278,578)					5,406,966

U.S. GOVERNMENT MORTGAGE-BACKED SECURITY — 3.9%
Government National Mortgage Association (cost $1,068,125)		3.500%	TBA	1,000	1,066,406

U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Inflation Indexed Bonds		0.750%	02/15/42	76	80,102
U.S. Treasury Notes		0.250%	05/31/14	115	114,856
U.S. Treasury Notes		0.375%	06/15/15	125	124,893
U.S. Treasury Notes		0.625%	05/31/17	45	44,793
U.S. Treasury Notes		0.750%	08/15/13	1,545	1,553,269
U.S. Treasury Notes		1.125%	05/31/19	240	240,375
U.S. Treasury Notes		1.750%	05/15/22	360	362,925
U.S. Treasury Notes(k)		2.000%	02/15/22	100	103,367
U.S. Treasury Strips Coupon		2.250%(n)	02/15/25	20	15,064
U.S. Treasury Strips Principal		0.420%(s)	02/15/15	565	558,795

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,193,248)					3,198,439

TOTAL LONG-TERM INVESTMENTS (cost $13,573,402)					13,712,967

				Shares
SHORT-TERM INVESTMENT — 51.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $14,266,875)(Note 4)(w)				14,266,875	14,266,875

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Value (Note 2)

TOTAL INVESTMENTS — 101.7% (cost $27,840,277)	$27,979,842
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.7)%	(460,188)

NET ASSETS — 100.0%	$27,519,654

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
11	90 Day Euro Dollar	Sep. 2012	$2,736,970	$2,736,800	$(170)
14	5 Year U.S. Treasury Notes	Sep. 2012	1,733,352	1,735,563	2,211
6	U.S. Long Bond	Sep. 2012	894,951	887,813	(7,138)

					(5,097)

Short Positions:
11	10 Year U.S. Treasury Notes	Sep. 2012	1,469,944	1,467,125	2,819
1	U.S. Ultra Bond	Sep. 2012	164,365	166,844	(2,479)

					340

					$(4,757)

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$650	02/28/14	0.596%	3 month LIBOR(2)	$(1,658)	$—	$(1,658)	Barclays Bank PLC
1,700	03/29/14	0.570%	3 month LIBOR(2)	(3,656)	—	(3,656)	Barclays Bank PLC
790	07/03/14	0.553%	3 month LIBOR(1)	187	—	187	Bank of Nova Scotia
1,190	11/30/16	0.913%	3 month LIBOR(2)	(1,611)	—	(1,611)	JPMorgan Chase Bank
990	11/30/16	0.936%	3 month LIBOR(2)	(2,264)	—	(2,264)	JPMorgan Chase Bank
990	11/30/16	0.935%	3 month LIBOR(2)	(2,237)	—	(2,237)	JPMorgan Chase Bank
55	01/26/17	1.215%	3 month LIBOR(1)	1,048	—	1,048	Bank of Nova Scotia
165	01/27/17	1.138%	3 month LIBOR(2)	(2,507)	—	(2,507)	Bank of Nova Scotia
1,150	03/27/17	1.340%	3 month LIBOR(2)	(26,573)	—	(26,573)	Barclays Bank PLC
960	03/29/17	1.267%	3 month LIBOR(2)	(18,706)	—	(18,706)	Bank of Nova Scotia
500	04/13/17	1.168%	3 month LIBOR(1)	6,379	—	6,379	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$45	02/16/19	1.580%	3 month LIBOR(1)	$1,074	$—	$1,074	Citibank N.A.
35	02/21/19	1.573%	3 month LIBOR(2)	(809)	—	(809)	Citibank N.A.
670	03/27/19	1.829%	3 month LIBOR(2)	(26,021)	—	(26,021)	Barclays Bank PLC
650	05/14/19	1.538%	3 month LIBOR(1)	9,743	—	9,743	Bank of Nova Scotia
60	01/24/22	2.113%	3 month LIBOR(2)	(2,577)	—	(2,577)	Bank of Nova Scotia
230	02/02/22	1.913%	3 month LIBOR(1)	5,377	—	5,377	Barclays Bank PLC
35	02/02/22	1.914%	3 month LIBOR(2)	(822)	—	(822)	Citibank N.A.
40	02/13/22	2.120%	3 month LIBOR(1)	1,687	—	1,687	Bank of Nova Scotia
30	02/17/22	2.018%	3 month LIBOR(2)	(968)	—	(968)	Bank of Nova Scotia
25	02/21/22	2.105%	3 month LIBOR(2)	(1,006)	—	(1,006)	JPMorgan Chase Bank
15	02/21/22	2.100%	3 month LIBOR(2)	(596)	—	(596)	JPMorgan Chase Bank
135	03/02/22	2.010%	3 month LIBOR(1)	4,150	—	4,150	Barclays Bank PLC
360	03/29/22	2.293%	3 month LIBOR(2)	(20,066)	—	(20,066)	Barclays Bank PLC
1,070	03/30/22	2.238%	3 month LIBOR(2)	(52,746)	—	(52,746)	Barclays Bank PLC
765	03/30/22	2.225%	3 month LIBOR(2)	(30,790)	—	(30,790)	Bank of Nova Scotia
160	05/15/22	1.988%	3 month LIBOR(2)	(3,611)	—	(3,611)	JPMorgan Chase Bank
540	05/18/22	1.951%	3 month LIBOR(1)	10,258	—	10,258	Morgan Stanley Capital Services
1,250	06/07/22	1.705%	3 month LIBOR(1)	(6,705)	—	(6,705)	Barclays Bank PLC
640	06/07/22	1.668%	3 month LIBOR(1)	(5,680)	—	(5,680)	Barclays Bank PLC
450	06/07/22	1.771%	3 month LIBOR(1)	368	—	368	Bank of Nova Scotia
120	06/11/22	1.843%	3 month LIBOR(2)	(867)	—	(867)	Bank of Nova Scotia
5,000	12/31/23	2.355%	3 month LIBOR(1)	250,068	—	250,068	Barclays Bank PLC
3,850	12/31/23	0.000%	3 month LIBOR(1)	367,531	—	367,531	Citibank N.A.
3,000	12/31/23	0.000%	3 month LIBOR(1)	25,513	—	25,513	Barclays Bank PLC
2,930	12/31/23	0.000%	3 month LIBOR(1)	269,693	—	269,693	Citibank N.A.
1,430	12/31/23	0.000%	3 month LIBOR(1)	12,447	—	12,447	Barclays Bank PLC
1,400	12/31/23	0.000%	3 month LIBOR(1)	72,591	—	72,591	Barclays Bank PLC
1,100	12/31/23	0.000%	3 month LIBOR(1)	17,373	—	17,373	Barclays Bank PLC
800	12/31/23	0.000%	3 month LIBOR(1)	36,526	—	36,526	Barclays Bank PLC
550	12/31/23	0.000%	3 month LIBOR(1)	25,541	—	25,541	Citibank N.A.
430	12/31/23	0.000%	3 month LIBOR(1)	15,768	—	15,768	Barclays Bank PLC
355	12/31/23	0.000%	3 month LIBOR(1)	16,475	—	16,475	Citibank N.A.
245	03/09/27	2.480%	3 month LIBOR(1)	11,299	—	11,299	Bank of Nova Scotia
150	04/19/27	2.553%	3 month LIBOR(2)	(7,761)	—	(7,761)	Barclays Bank PLC
100	04/23/27	2.544%	3 month LIBOR(2)	(5,029)	—	(5,029)	Barclays Bank PLC
400	05/17/27	2.360%	3 month LIBOR(1)	9,693	—	9,693	Bank of Nova Scotia
250	05/18/27	2.360%	3 month LIBOR(1)	6,038	—	6,038	Morgan Stanley Capital Services
20	02/09/42	2.840%	3 month LIBOR(1)	1,669	—	1,669	Barclays Bank PLC

				$953,230	$—	$953,230

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional mount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$1,310,801	$—
Commercial Mortgage-Backed Securities	—	993,296	193,789
Corporate Bonds	—	1,267,352	—
Sovereign	—	275,918	—
U.S. Government Agency Obligations	—	5,406,966	—
U.S. Government Mortgage-Backed Security	—	1,066,406	—
U.S. Treasury Obligations	—	3,198,439	—
Affiliated Money Market Mutual Fund	14,266,875	—	—
Other Financial Instruments*
Futures Contracts	(4,757)	—	—
Interest Rate Swaps	—	953,230	—

Total	$14,262,118	$14,472,408	$193,789

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	51.9%
U.S. Government Agency Obligations	19.6
U.S. Treasury Obligations	11.6
Asset-Backed Securities	4.8
Commercial Mortgage-Backed Securities	4.3
U.S. Government Mortgage-Backed Security	3.9
Banking	2.2
Sovereign	1.0
Cable	0.4
Energy – Other	0.4
Media & Entertainment	0.3

Capital Goods	0.2%
Energy – Integrated	0.2
Healthcare & Pharmaceutical	0.2
Non-Captive Finance	0.2
Retailers	0.2
Telecommunications	0.2
Insurance	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$5,030	*	Due from broker-variation margin	$9,787	*
Interest rate contracts	Unrealized appreciation on swap agreements	1,178,496		Unrealized depreciation on swap agreements	225,266

Total		$1,183,526			$235,053

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$2,585	$(2,971)	$(33,948)	$42,053	$7,719

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(4,757)	$953,230	$948,473

For the period ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$3,616,510	$817,155	$30,805,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $14,266,875)	$14,266,875
Unaffiliated investments (cost $13,573,402)	13,712,967
Receivable for investments sold	1,534,927
Unrealized appreciation on swap agreements	1,178,496
Dividends and interest receivable	58,650
Prepaid expenses	84

Total Assets	30,751,999

LIABILITIES:
Payable for investments purchased	2,957,804
Unrealized depreciation on swap agreements	225,266
Accrued expenses and other liabilities	32,273
Advisory fees payable	6,709
Due to broker-variation margin	6,145
Shareholder servicing fees payable	2,238
Payable for fund share repurchased	1,255
Affiliated transfer agent fee payable	485
Payable to custodian	170

Total Liabilities	3,232,345

NET ASSETS	$27,519,654

Net assets were comprised of:
Paid-in capital	$26,291,571
Retained earnings	1,228,083

Net assets, June 30, 2012	$27,519,654

Net asset value and redemption price per share, $27,519,654 / 2,615,862 outstanding shares of beneficial interest	$10.52

STATEMENT OF OPERATIONS

(Unaudited)

For the Period January 03, 2012* through June 30, 2012

INVESTMENT LOSS
Unaffiliated interest income	$50,482
Affiliated dividend income	9,667

60,149

EXPENSES
Advisory fees	45,914
Shareholder servicing fees and expenses	7,168
Custodian and accounting fees	29,000
Audit fee	20,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Trustees’ fees	5,000
Legal fees and expenses	3,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	3,812

Total expenses	131,894
Less: advisory fee waiver and expense reimbursement	(60,980)

Net expenses	70,914

NET INVESTMENT LOSS	(10,765)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	145,676
Futures transactions	(33,948)
Swap agreement transactions	42,053
Options written transactions	(2,971)

150,810

Net change in unrealized appreciation (depreciation) on:
Investments	139,565
Futures	(4,757)
Swap agreements	953,230

1,088,038

NET GAIN ON INVESTMENTS	1,238,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,228,083

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

January 03, 2012* through June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(10,765)
Net realized gain on investment transactions	150,810
Net change in unrealized appreciation (depreciation) on investments	1,088,038

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,228,083

FUND SHARE TRANSACTIONS:
Fund share sold [2,858,961 shares]	28,737,189
Fund share repurchased [243,099 shares]	(2,445,618)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	26,291,571

TOTAL INCREASE IN NET ASSETS	27,519,654
NET ASSETS:
Beginning of period	—

End of period	$27,519,654

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 98.6%
Australia — 9.1%
Australand Property Group, REIT	215,000	$547,026
CFS Retail Property Trust, REIT	1,062,000	2,119,646
Charter Hall Office REIT Escrow Shares*	230,500	—
Charter Hall Retail, REIT	258,866	881,233
Commonwealth Property Office Fund, REIT	1,874,696	1,954,176
Dexus Property Group, REIT	3,041,270	2,910,205
FKP Property Group	590,600	231,619
Goodman Group, REIT	858,360	3,250,133
GPT Group, REIT	1,075,720	3,638,685
Investa Office Fund, REIT	715,954	1,998,010
Mirvac Group, REIT	1,496,664	1,966,588
Stockland, REIT	1,084,189	3,441,109
Westfield Group, REIT	1,749,229	17,127,375

		40,065,805

Belgium — 0.2%
Cofinimmo, REIT	6,616	737,340

Brazil — 1.1%
BR Malls Participacoes SA	132,300	1,498,544
Brookfield Incorporacoes SA, REIT	250,000	418,223
Cyrela Brazil Realty SA Empreendimentos e Participacoes	85,000	626,338
Gafisa SA*	75,600	98,617
Multiplan Empreendimentos Imobiliarios SA	69,713	1,700,740
PDG Realty SA Empreendimentos e Participacoes	391,900	688,776

		5,031,238

Canada — 1.5%
Boardwalk Real Estate Investment Trust, REIT	16,239	934,847
Brookfield Office Properties, Inc.	90,406	1,582,394
Canadian Apartment Properties, REIT	22,310	521,100
Chartwell Seniors Housing Real Estate Investment Trust, REIT	133,364	1,270,632
RioCan Real Estate Investment Trust, REIT	82,085	2,233,331

		6,542,304

Finland — 0.5%
Citycon Oyj	187,688	531,127
Sponda Oyj	441,089	1,651,636

		2,182,763

France — 2.4%
Fonciere des Regions, REIT	46,683	3,356,448
ICADE, REIT	8,227	622,213
Klepierre, REIT	85,079	2,796,030
Societe de la Tour Eiffel, REIT	13,756	687,874
Unibail-Rodamco SE, REIT	16,961	3,124,395

		10,586,960

Germany — 1.7%
DIC Asset AG	163,204	1,408,234
GSW Immobilien AG	148,136	5,064,455
Prime Office Reit-AG, REIT	274,161	1,127,855

		7,600,544

Hong Kong — 9.1%
Cheung Kong Holdings Ltd.	577,000	7,123,817
China Overseas Land & Investment Ltd.	302,000	711,216

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Hong Kong (continued)
Hang Lung Properties Ltd.	1,071,000	$3,663,483
Henderson Land Development Co. Ltd.	399,000	2,218,213
Hongkong Land Holdings Ltd.	653,000	3,728,630
Hysan Development Co. Ltd.	281,000	1,071,117
Link REIT (The), REIT	1,409,300	5,776,526
Sino Land Co. Ltd.	1,670,400	2,536,449
Sun Hung Kai Properties Ltd.	769,000	9,142,600
Wharf Holdings Ltd. (The)	308,000	1,712,775
Wheelock & Co. Ltd.	574,000	2,181,097

		39,865,923

Italy — 0.2%
Beni Stabili SpA, REIT	2,019,688	875,397

Japan — 11.8%
Activia Properties, Inc., REIT*	274	1,571,639
Advance Residence Investment Corp., REIT	157	305,206
Aeon Mall Co. Ltd.	44,700	952,488
Daito Trust Construction Co. Ltd.	54,600	5,175,650
Daiwa House Industry Co. Ltd.	357,000	5,064,010
Frontier Real Estate Investment Corp., REIT	180	1,443,920
Japan Retail Fund Investment Corp., REIT	769	1,219,830
Mitsubishi Estate Co. Ltd.	656,000	11,769,166
Mitsui Fudosan Co. Ltd.	475,000	9,216,347
Nippon Accommodations Fund, Inc., REIT	153	990,941
Nippon Building Fund, Inc., REIT	492	4,756,988
Nomura Real Estate Holdings, Inc.	148,600	2,721,216
NTT Urban Development Corp.	1,463	1,183,613
Sumitomo Realty & Development Co. Ltd.	218,000	5,362,013

		51,733,027

Netherlands — 2.2%
Corio NV, REIT	109,714	4,830,431
Eurocommercial Properties NV, REIT	47,696	1,650,143
Vastned Retail NV, REIT	45,786	1,787,427
Wereldhave NV, REIT	26,011	1,671,309

		9,939,310

Norway — 0.3%
Norwegian Property ASA	901,368	1,235,273

Singapore — 4.4%
Ascendas Real Estate Investment Trust, REIT	1,132,000	1,931,134
Cache Logistics Trust, REIT	1,910,000	1,587,632
CapitaLand Ltd.	1,279,000	2,757,720
CapitaMall Trust, REIT	1,067,000	1,616,175
CDL Hospitality Trusts, REIT	170,000	262,941
City Developments Ltd.	243,000	2,166,081
Global Logistic Properties Ltd.*	1,445,000	2,405,578
Keppel Land Ltd.	545,100	1,402,742
K-REIT Asia, REIT	3,164,250	2,675,326
Mapletree Commercial Trust, REIT	1,717,000	1,333,170
Mapletree Industrial Trust, REIT	1,095,280	1,049,212

		19,187,711

Sweden — 0.4%
Hufvudstaden AB (Class A Stock)	17,417	186,699
Klovern AB	408,811	1,338,677
Kungsleden AB	16,480	83,590

		1,608,966

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom — 4.3%
Atrium European Real Estate Ltd.	272,555	$1,279,494
Big Yellow Group PLC, REIT	541,942	2,464,696
British Land Co. PLC, REIT	432,690	3,464,756
Derwent London PLC, REIT	31,993	930,151
Great Portland Estates PLC, REIT	28,559	176,308
Hammerson PLC, REIT	722,695	5,019,222
Land Securities Group PLC, REIT(a)	325,726	3,773,836
Metric Property Investments PLC, REIT	57,265	76,681
Segro PLC, REIT	504,247	1,717,960

		18,903,104

United States — 49.4%
Alexandria Real Estate Equities, Inc., REIT(a)	72,702	5,286,889
American Assets Trust, Inc., REIT	72,156	1,749,783
Apartment Investment & Management Co. (Class A Stock), REIT	122,900	3,321,987
Associated Estates Realty Corp., REIT	110,481	1,651,691
AvalonBay Communities, Inc., REIT(a)	58,527	8,280,400
Boston Properties, Inc., REIT(a)	51,748	5,607,931
BRE Properties, Inc., REIT(a)	115,203	5,762,454
Camden Property Trust, REIT	80,734	5,463,270
Colonial Properties Trust, REIT(a)	157,937	3,496,725
Cousins Properties, Inc., REIT	265,337	2,056,362
Cubesmart, REIT	370,770	4,326,886
DDR Corp., REIT(a)	214,907	3,146,238
DiamondRock Hospitality Co., REIT	240,180	2,449,836
Digital Realty Trust, Inc., REIT	12,000	900,840
Douglas Emmett, Inc., REIT	101,011	2,333,354
Duke Realty Corp., REIT(a)	175,679	2,571,941
Equity Residential, REIT(a)	111,000	6,921,960
Essex Property Trust, Inc., REIT(a)	10,107	1,555,669
Extra Space Storage, Inc., REIT	106,900	3,271,140
Federal Realty Investment Trust, REIT(a)	31,499	3,278,731
General Growth Properties, Inc., REIT(a)	250,271	4,527,402
Glimcher Realty Trust, REIT	373,157	3,813,665
Health Care REIT, Inc., REIT(a)	91,660	5,343,778
Healthcare Realty Trust, Inc., REIT	54,878	1,308,292
Host Hotels & Resorts, Inc., REIT(a)	671,386	10,621,327
Hudson Pacific Properties, Inc., REIT	98,603	1,716,678
Hyatt Hotels Corp. (Class A Stock)*	86,035	3,197,061
Kilroy Realty Corp., REIT(a)	92,275	4,467,033
Kimco Realty Corp., REIT	206,131	3,922,673
Liberty Property Trust, REIT(a)	141,394	5,208,955
LTC Properties, Inc., REIT	35,935	1,303,722
Macerich Co. (The), REIT(a)	102,322	6,042,114
Mack-Cali Realty Corp., REIT(a)	83,262	2,420,426
Post Properties, Inc., REIT	97,950	4,794,652
ProLogis, Inc., REIT(a)	289,247	9,611,678
Public Storage, REIT	71,491	10,324,015
Regency Centers Corp., REIT	88,472	4,208,613
Simon Property Group, Inc., REIT	154,312	24,020,206
SL Green Realty Corp., REIT(a)	80,717	6,476,732
Sovran Self Storage, Inc., REIT	46,699	2,339,153
Strategic Hotels & Resorts, Inc., REIT*	497,163	3,211,673
Sunrise Senior Living, Inc.*(a)	126,596	922,885
Sunstone Hotel Investors, Inc., REIT*	45,086	495,495
Tanger Factory Outlet Centers, REIT	59,812	1,916,975
Taubman Centers, Inc., REIT	24,621	1,899,756
Ventas, Inc., REIT	226,674	14,307,663

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Vornado Realty Trust, REIT	65,808	$5,526,556

		217,383,265

(cost $408,707,868)		433,478,930

PREFERRED STOCK
Sweden
Klovern AB, (PRFC), (cost $175,341)	9,225	187,369

TOTAL LONG-TERM INVESTMENTS (cost $408,883,209)		433,666,299

SHORT-TERM INVESTMENTS — 14.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $64,060,516; includes $60,783,899 of cash collateral for securities on loan)(b)(w)(Note 4)	64,060,516	64,060,516

TOTAL INVESTMENTS — 113.2% (cost $472,943,725)		497,726,815
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.2)%		(58,024,460)

NET ASSETS — 100.0%		$439,702,355

The following abbreviations are used in the Portfolio descriptions:

REIT	Real Estate Investment Trust
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,948,719; cash collateral of $60,783,899 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$40,065,805	$—
Belgium	—	737,340	—
Brazil	5,031,238	—	—
Canada	6,542,304	—	—
Finland	—	2,182,763	—
France	—	10,586,960	—
Germany	—	7,600,544	—
Hong Kong	3,728,630	36,137,293	—
Italy	—	875,397	—
Japan	1,571,639	50,161,388	—
Netherlands	—	9,939,310	—
Norway	—	1,235,273	—
Singapore	—	19,187,711	—
Sweden	—	1,608,966	—
United Kingdom	76,681	18,826,423	—
United States	217,383,265	—	—
Preferred Stock – Sweden	187,369	—	—
Affiliated Money Market Mutual Fund	64,060,516	—	—

Total	$298,581,642	$199,145,173	$—

Fair Value of Level 2 investments at 12/31/11 was $0. $133,392,664 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Retail REIT’s	24.7%
Diversified Real Estate Activities	14.7
Affiliated Money Market Mutual Fund (13.8% represents investments purchased with collateral from securities on loan)	14.6
Specialized REIT’s	14.4
Diversified REIT’s	10.5
Office REIT’s	10.1

Residential REIT’s	10.0%
Real Estate Operating Companies	5.8
Industrial REIT’s	4.4
Real Estate Development	2.7
Hotels, Resorts & Cruise Lines	0.7
Homebuilding	0.4
Healthcare Facilities	0.2

113.2
Liabilities in excess of other assets	(13.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of June 30, 2012, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$18	$18

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Equity contracts	(4)	—	$(4)

Total	$(4)	$18	$14

For the six months ended June 30, 2012, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $60,948,719:
Unaffiliated investments (cost $408,883,209)	$433,666,299
Affiliated investments (cost $64,060,516)	64,060,516
Foreign currency, at value (cost $363,629)	361,733
Dividends and interest receivable	1,747,700
Receivable for fund share sold	1,484,616
Tax reclaim receivable	261,996
Prepaid expenses	384

Total Assets	501,583,244

LIABILITIES:
Payable to broker for collateral for securities on loan	60,783,899
Payable for investments purchased	867,000
Advisory fees payable	162,256
Accrued expenses and other liabilities	62,780
Shareholder servicing fees payable	4,462
Affiliated transfer agent fee payable	492

Total Liabilities	61,880,889

NET ASSETS	$439,702,355

Net assets were comprised of:
Paid-in capital	$492,185,954
Retained earnings	(52,483,599)

Net assets, June 30, 2012	$439,702,355

Net asset value and redemption price per share, $439,702,355 / 51,933,109 outstanding shares of beneficial interest	$8.47

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $489,401 foreign withholding tax)	$7,724,517
Affiliated income from securities lending, net	30,334
Affiliated dividend income	17,643
Unaffiliated interest income	444

7,772,938

EXPENSES
Advisory fees	2,110,458
Shareholder servicing fees and expenses	211,046
Custodian and accounting fees	87,000
Audit fee	20,000
Trustees’ fees	7,000
Commitment fee on syndicated credit agreement	5,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Loan interest expense (Note 7)	4,078
Insurance expenses	2,000
Miscellaneous	9,317

Total expenses	2,470,899
Less: shareholder servicing fee waiver.	(12,373)

Net expenses	2,458,526

NET INVESTMENT INCOME	5,314,412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	11,115,214
Foreign currency transactions	(97,488)

11,017,726

Net change in unrealized appreciation (depreciation) on:
Investments	29,208,574
Foreign currencies	2,295

29,210,869

NET GAIN ON INVESTMENTS	40,228,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,543,007

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,314,412	$7,547,634
Net realized gain on investment and foreign currency transactions	11,017,726	15,451,986
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	29,210,869	(57,929,753)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,543,007	(34,930,133)

DISTRIBUTIONS	(7,558,884)	(8,198,815)

FUND SHARE TRANSACTIONS:
Fund share sold [19,797,905 and 24,181,757 shares, respectively]	164,752,334	190,350,145
Fund share issued in reinvestment of distributions [937,827 and 1,003,527 shares, respectively]	7,558,884	8,198,815
Fund share repurchased [11,297,360 and 29,448,076 shares, respectively]	(92,253,867)	(213,849,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	80,057,351	(15,300,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	118,041,474	(58,429,247)
NET ASSETS:
Beginning of period	321,660,881	380,090,128

End of period	$439,702,355	$321,660,881

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 96.5%
COMMON STOCKS
Aerospace & Defense — 5.2%
Boeing Co. (The)	373,453	$27,747,558
Precision Castparts Corp.	199,910	32,883,196
United Technologies Corp.	285,528	21,565,930

		82,196,684

Auto Components — 0.7%
BorgWarner, Inc.*(a)	177,035	11,611,726

Automobiles — 1.2%
Harley-Davidson, Inc.	402,351	18,399,511

Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc.*	226,098	22,451,531
Biogen Idec, Inc.*	89,662	12,945,400
Vertex Pharmaceuticals, Inc.*	418,764	23,417,283

		58,814,214

Capital Markets — 2.0%
Goldman Sachs Group, Inc. (The)	332,970	31,918,504

Chemicals — 1.6%
Monsanto Co.	315,272	26,098,216

Communications Equipment — 1.1%
QUALCOMM, Inc.	313,168	17,437,194

Computers & Peripherals — 9.8%
Apple, Inc.*	188,202	109,909,968
EMC Corp.*	1,399,145	35,860,086
NetApp, Inc.*	311,422	9,909,448

		155,679,502

Consumer Finance — 1.3%
American Express Co.	355,565	20,697,439

Diversified Financial Services — 0.5%
JPMorgan Chase & Co.	243,881	8,713,868

Electrical Equipment — 0.5%
Roper Industries, Inc.	87,163	8,592,529

Energy Equipment & Services — 1.3%
National Oilwell Varco, Inc.	320,794	20,671,965

Food & Staples Retailing — 3.5%
Costco Wholesale Corp.(a)	297,000	28,215,000
Whole Foods Market, Inc.	292,857	27,915,129

		56,130,129

Food Products — 1.1%
Mead Johnson Nutrition Co.	212,259	17,088,972

Healthcare Providers & Services — 3.2%
Express Scripts Holding Co.*	444,835	24,835,138
UnitedHealth Group, Inc.	439,832	25,730,172

		50,565,310

Hotels, Restaurants & Leisure — 5.5%
Chipotle Mexican Grill, Inc.*(a)	65,014	24,702,069
Dunkin’ Brands Group, Inc.(a)	443,488	15,229,378
Starbucks Corp.	618,067	32,955,332
Yum! Brands, Inc.	241,425	15,552,598

		88,439,377

Internet & Catalog Retail — 4.9%
Amazon.com, Inc.*	226,760	51,780,646

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
priceline.com, Inc.*	40,863	$27,154,281

		78,934,927

Internet Software & Services — 7.2%
Baidu, Inc. (China), ADR*	197,699	22,731,431
Facebook, Inc. (Class A Stock)*(a)	353,438	10,998,991
Google, Inc. (Class A Stock)*	60,437	35,057,691
LinkedIn Corp. (Class A Stock)*(a)	209,798	22,295,233
Rackspace Hosting, Inc.*(a)	211,192	9,279,776
Tencent Holdings Ltd. (China)	435,335	12,856,002
Youku, Inc. (China), ADR*(a)	84,665	1,835,537

		115,054,661

IT Services — 6.7%
International Business Machines Corp.	155,912	30,493,270
MasterCard, Inc. (Class A Stock)	107,270	46,137,900
Teradata Corp.*	62,975	4,534,830
Visa, Inc. (Class A Stock)	206,317	25,506,971

		106,672,971

Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	509,500	19,992,780
Illumina, Inc.*(a)	211,389	8,538,002

		28,530,782

Media — 1.5%
Walt Disney Co. (The)(a)	504,622	24,474,167

Multiline Retail — 0.3%
Family Dollar Stores, Inc.	67,954	4,517,582

Oil, Gas & Consumable Fuels — 2.8%
Concho Resources, Inc.*	243,239	20,704,504
Occidental Petroleum Corp.	275,767	23,652,536

		44,357,040

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	410,377	22,209,603

Pharmaceuticals — 6.2%
Allergan, Inc.	261,769	24,231,956
Bristol-Myers Squibb Co.	469,054	16,862,491
Novo Nordisk A/S (Denmark), ADR	236,646	34,394,130
Perrigo Co.	4,310	508,278
Shire PLC (Ireland), ADR	274,581	23,721,053

		99,717,908

Real Estate Investment Trusts — 1.6%
American Tower Corp.	372,007	26,007,009

Road & Rail — 1.6%
Union Pacific Corp.	208,447	24,869,812

Semiconductors & Semiconductor Equipment — 2.7%
Altera Corp.	347,873	11,772,022
ARM Holdings PLC (United Kingdom), ADR(a)	329,355	7,835,355
Avago Technologies Ltd.	412,675	14,815,032
Broadcom Corp. (Class A Stock)	259,874	8,783,741

		43,206,150

Software — 5.5%
Intuit, Inc.	193,242	11,468,913

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Software (continued)
Red Hat, Inc.*	434,201	$24,523,672
Salesforce.com, Inc.*(a)	201,917	27,917,044
VMware, Inc. (Class A Stock)*	262,129	23,864,224

		87,773,853

Specialty Retail — 3.1%
Inditex SA (Spain)	285,239	29,483,858
TJX Cos., Inc.	451,204	19,370,188

		48,854,046

Textiles, Apparel & Luxury Goods — 6.3%
Burberry Group PLC (United Kingdom)	763,044	15,887,145
Coach, Inc.	236,651	13,839,350
Lululemon Athletica, Inc.*(a)	335,973	20,034,071
NIKE, Inc. (Class B Stock)	323,408	28,388,754
Ralph Lauren Corp.	156,951	21,982,557

		100,131,877

Wireless Telecommunication Services — 0.7%
Crown Castle International Corp.*	180,739	10,602,150

TOTAL LONG-TERM INVESTMENTS (cost $1,194,601,833)		1,538,969,678

SHORT-TERM INVESTMENT — 11.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $185,379,685; includes $141,123,259 of cash collateral received for securities on loan)(Note 4)(b)(w)	185,379,685	185,379,685

Value (Note 2)

TOTAL INVESTMENTS — 108.1% (cost $1,379,981,518)	$1,724,349,363
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.1)%	(128,971,990)

NET ASSETS — 100.0%	$1,595,377,373

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $140,973,368; cash collateral of $141,123,259 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,480,742,673	$58,227,005	$—
Affiliated Money Market Mutual Fund	185,379,685	—	—

Total	$1,666,122,358	$58,227,005	$—

Fair value of Level 2 investments at December 31, 2011 was $0. An amount of $30,632,874 was transferred from Level 1 into Level 2 at June 30, 2012 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund values its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 8.8% of collateral received for securities on loan)	11.6%
Computers & Peripherals	9.8
Internet Software & Services	7.2
IT Services	6.7

Textiles, Apparel & Luxury Goods	6.3%
Pharmaceuticals	6.2
Hotels, Restaurants & Leisure	5.5
Software	5.5
Aerospace & Defense	5.2
Internet & Catalog Retail	4.9
Biotechnology	3.7
Food & Staples Retailing	3.5
Healthcare Providers & Services	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Specialty Retail	3.1%
Oil, Gas & Consumable Fuels	2.8
Semiconductors & Semiconductor Equipment	2.7
Capital Markets	2.0
Life Sciences Tools & Services	1.8
Chemicals	1.6
Real Estate Investment Trusts	1.6
Road & Rail	1.6
Media	1.5
Personal Products	1.4
Consumer Finance	1.3
Energy Equipment & Services	1.3
Automobiles	1.2
Communications Equipment	1.1
Food Products	1.1
Auto Components	0.7
Wireless Telecommunication Services	0.7
Diversified Financial Services	0.5
Electrical Equipment	0.5
Multiline Retail	0.3

108.1
Liabilities in excess of other assets	(8.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $140,973,368:
Unaffiliated investments (cost $1,194,601,833)	$1,538,969,678
Affiliated investments (cost $185,379,685)	185,379,685
Receivable for investments sold	17,829,061
Receivable for fund share sold	3,250,525
Dividends and interest receivable	828,757
Tax reclaim receivable	226,258
Prepaid expenses	1,261

Total Assets	1,746,485,225

LIABILITIES:
Payable to broker for collateral for securities on loan	141,123,259
Payable for investments purchased	8,539,457
Advisory fees payable	1,157,457
Payable for fund share repurchased	137,236
Shareholder servicing fees payable	92,328
Accrued expenses and other liabilities	57,623
Affiliated transfer agent fee payable	492

Total Liabilities	151,107,852

NET ASSETS.	$1,595,377,373

Net assets were comprised of:
Paid-in capital	$1,346,304,685
Retained earnings	249,072,688

Net assets, June 30, 2012	$1,595,377,373

Net asset value and redemption price per share, $1,595,377,373 / 118,604,323 outstanding shares of beneficial interest	$13.45

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $140,901 foreign withholding tax)	$7,334,933
Affiliated income from securities lending, net	153,799
Affiliated dividend income	51,462

7,540,194

EXPENSES
Advisory fees	7,922,517
Shareholder servicing fees and expenses	880,280
Custodian and accounting fees	80,000
Trustees’ fees	12,000
Commitment fee on syndicated credit agreement	11,000
Audit fee	10,000
Loan interest expense (Note 7)	9,931
Insurance expenses	7,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Miscellaneous	6,544

Total expenses	8,953,272
Less: shareholder servicing fee waiver	(260,117)

Net expenses	8,693,155

NET INVESTMENT LOSS	(1,152,961)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,922,331
Foreign currency transactions	(90,091)

1,832,240

Net change in unrealized appreciation (depreciation) on:
Investments	164,089,987
Foreign currencies	(4,680)

164,085,307

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	165,917,547

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,764,586

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,152,961)	$(2,243,670)
Net realized gain (loss) on investment and foreign currency transactions	1,832,240	(60,382,033)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	164,085,307	13,684,684

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	164,764,586	(48,941,019)

FUND SHARE TRANSACTIONS:
Fund share sold [32,907,403 and 103,911,618 shares, respectively]	444,136,071	1,302,534,053
Fund share repurchased [36,119,219 and 59,572,071 shares, respectively]	(496,715,895)	(707,971,590)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(52,579,824)	594,562,463

TOTAL INCREASE IN NET ASSETS	112,184,762	545,621,444
NET ASSETS:
Beginning of period	1,483,192,611	937,571,167

End of period	$1,595,377,373	$1,483,192,611

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST JENNISON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS
Aerospace & Defense — 2.1%
Boeing Co. (The)	194,378	$14,442,285
United Technologies Corp.	59,419	4,487,917

		18,930,202

Airlines — 2.7%
Delta Air Lines, Inc.*	792,535	8,678,258
United Continental Holdings, Inc.*(a)	644,752	15,686,816

		24,365,074

Auto Components — 1.9%
Lear Corp.	447,529	16,885,269

Capital Markets — 2.8%
Goldman Sachs Group, Inc. (The)	137,340	13,165,412
Morgan Stanley	787,226	11,485,627

		24,651,039

Chemicals — 1.4%
Mosaic Co. (The)	222,933	12,207,811

Commercial Banks — 4.4%
PNC Financial Services Group, Inc.	224,433	13,715,101
Wells Fargo & Co.	765,454	25,596,782

		39,311,883

Communications Equipment — 1.4%
JDS Uniphase Corp.*(a)	1,147,127	12,618,397

Computers & Peripherals — 1.8%
Apple, Inc.*	26,667	15,573,528

Construction & Engineering — 1.0%
Chicago Bridge & Iron Co. NV	242,021	9,187,117

Consumer Finance — 2.6%
American Express Co.	198,403	11,549,039
SLM Corp.	732,168	11,502,359

		23,051,398

Diversified Financial Services — 4.0%
Citigroup, Inc.	393,110	10,775,145
JPMorgan Chase & Co.	483,108	17,261,449
Moody’s Corp.	212,230	7,757,006

		35,793,600

Diversified Telecommunication Services — 1.5%
Vivendi SA (France)	721,882	13,413,236

Electric Utilities — 1.6%
Exelon Corp.	383,868	14,441,114

Electronic Equipment & Instruments — 2.5%
Flextronics International Ltd.*	3,604,628	22,348,694

Energy Equipment & Services — 2.2%
Ensco PLC (Class A Stock)	203,038	9,536,695
Halliburton Co.	352,326	10,002,535

		19,539,230

Food & Staples Retailing — 3.8%
CVS Caremark Corp.	416,080	19,443,418
Wal-Mart Stores, Inc.	202,187	14,096,478

		33,539,896

Food Products — 5.3%
Bunge Ltd.	250,907	15,741,905

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Food Products (continued)
Kraft Foods, Inc. (Class A Stock)	255,728	$9,876,215
Smithfield Foods, Inc.*(a)	570,246	12,334,422
Tyson Foods, Inc. (Class A Stock)	494,057	9,303,093

		47,255,635

Healthcare Providers & Services — 4.3%
CIGNA Corp.	214,382	9,432,808
HCA Holdings, Inc.	480,485	14,621,159
UnitedHealth Group, Inc.	243,491	14,244,224

		38,298,191

Hotels, Restaurants & Leisure — 1.5%
International Game Technology(a)	832,737	13,115,608

Independent Power Producers & Energy Traders — 1.8%
Calpine Corp.*	964,383	15,921,963

Insurance — 4.6%
Arch Capital Group Ltd.*	175,685	6,972,938
Axis Capital Holdings Ltd.	275,361	8,963,001
MetLife, Inc.	446,630	13,778,536
Travelers Cos., Inc. (The)	180,969	11,553,061

		41,267,536

Internet Software & Services — 1.7%
Google, Inc. (Class A Stock)*	26,628	15,446,104

Machinery — 1.6%
Ingersoll-Rand PLC	341,452	14,402,445

Media — 8.6%
Comcast Corp. (Class A Stock)(a)	985,449	31,504,805
Liberty Global, Inc., Series C*	686,856	32,797,374
Viacom, Inc. (Class B Stock)	268,714	12,634,932

		76,937,111

Metals & Mining — 4.0%
Freeport-McMoRan Copper & Gold, Inc.	210,015	7,155,211
Goldcorp, Inc.	384,895	14,464,354
Newmont Mining Corp.	293,817	14,253,063

		35,872,628

Oil, Gas & Consumable Fuels — 7.4%
Anadarko Petroleum Corp.	209,033	13,837,985
EOG Resources, Inc.	123,764	11,152,374
Noble Energy, Inc.	192,190	16,301,556
Occidental Petroleum Corp.	181,060	15,529,516
Suncor Energy, Inc.	321,301	9,301,664

		66,123,095

Pharmaceuticals — 6.6%
Mylan, Inc.*	990,737	21,172,050
Pfizer, Inc.	653,413	15,028,499
Sanofi (France), ADR(a)	267,801	10,117,522
Teva Pharmaceutical Industries Ltd. (Israel), ADR	313,819	12,377,021

		58,695,092

Road & Rail — 1.6%
Union Pacific Corp.	122,000	14,555,820

Semiconductors & Semiconductor Equipment — 2.3%
Marvell Technology Group Ltd.	1,037,081	11,698,274
Maxim Integrated Products, Inc.	322,032	8,256,900

		19,955,174

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Software — 2.7%
CA, Inc.	491,471	$13,313,949
Symantec Corp.*	725,903	10,605,443

		23,919,392

Specialty Retail — 1.4%
Staples, Inc.	927,945	12,109,682

Wireless Telecommunication Services — 2.1%
MetroPCS Communications, Inc.*	1,750,028	10,587,669
NII Holdings, Inc.*(a)	742,688	7,597,698

		18,185,367

TOTAL LONG-TERM INVESTMENTS (cost $791,507,332)		847,918,331

SHORT-TERM INVESTMENT — 8.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $77,330,257; includes $38,162,817 of cash collateral received for securities on loan)(Note 4)(b)(w)	77,330,257	77,330,257

Value (Note 2)

TOTAL INVESTMENTS — 103.9% (cost $868,837,589)	$925,248,588
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.9)%	(34,674,783)

NET ASSETS — 100.0%	$890,573,805

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,546,001; cash collateral of $38,162,817 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$834,505,095	$13,413,236	$—
Affiliated Money Market Mutual Fund	77,330,257	—	—

Total	$911,835,352	$13,413,236	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 4.3% of collateral received for securities on loan)	8.7%
Media	8.6
Oil, Gas & Consumable Fuels	7.4
Pharmaceuticals	6.6
Food Products	5.3
Insurance	4.6
Commercial Banks	4.4
Healthcare Providers & Services	4.3
Diversified Financial Services	4.0
Metals & Mining	4.0
Food & Staples Retailing	3.8
Capital Markets	2.8
Airlines	2.7
Software	2.7
Consumer Finance	2.6
Electronic Equipment & Instruments	2.5
Semiconductors & Semiconductor Equipment	2.3

Energy Equipment & Services	2.2%
Aerospace & Defense	2.1
Wireless Telecommunication Services	2.1
Auto Components	1.9
Computers & Peripherals	1.8
Independent Power Producers & Energy Traders	1.8
Internet Software & Services	1.7
Electric Utilities	1.6
Machinery	1.6
Road & Rail	1.6
Diversified Telecommunication Services	1.5
Hotels, Restaurants & Leisure	1.5
Chemicals	1.4
Communications Equipment	1.4
Specialty Retail	1.4
Construction & Engineering	1.0

103.9
Liabilities in excess of other assets	(3.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $37,546,001:
Unaffiliated investments (cost $791,507,332)	$847,918,331
Affiliated investments (cost $77,330,257)	77,330,257
Receivable for fund share sold	3,476,312
Dividends and interest receivable	785,968
Tax reclaim receivable	74,328
Prepaid expenses	856

Total Assets	929,586,052

LIABILITIES:
Payable to broker for collateral for securities on loan	38,162,817
Advisory fees payable	517,930
Payable for fund share repurchased	204,365
Accrued expenses and other liabilities	70,045
Shareholder servicing fees payable	56,598
Affiliated transfer agent fee payable	492

Total Liabilities	39,012,247

NET ASSETS	$890,573,805

Net assets were comprised of:
Paid-in capital	$868,208,881
Retained earnings	22,364,924

Net assets, June 30, 2012	$890,573,805

Net asset value and redemption price per share, $890,573,805 / 77,562,401 outstanding shares of beneficial interest	$11.48

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $123,617 foreign withholding tax)	$7,790,183
Affiliated dividend income	42,384
Affiliated income from securities lending, net	32,323

7,864,890

EXPENSES
Advisory fees	3,567,284
Shareholder servicing fees and expenses	475,638
Custodian and accounting fees	54,000
Loan interest expense (Note 7)	11,558
Audit fee	10,000
Trustees’ fees	9,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	5,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	6,155

Total expenses	4,158,635
Less: shareholder servicing fee waiver	(98,261)

Net expenses	4,060,374

NET INVESTMENT INCOME	3,804,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(20,991,348)
Foreign currency transactions	17,214

(20,974,134)

Net change in unrealized appreciation (depreciation) on investments	34,366,293

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	13,392,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,196,675

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,804,516	$4,708,593
Net realized loss on investment and foreign currency transactions	(20,974,134)	(16,887,783)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	34,366,293	(80,122,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,196,675	(92,302,137)

DISTRIBUTIONS	(4,716,062)	(7,438,940)

FUND SHARE TRANSACTIONS:
Fund share sold [27,264,677 and 67,245,884 shares, respectively]	323,619,699	805,152,096
Fund share issued in reinvestment of distributions [421,077 and 615,297 shares, respectively]	4,716,062	7,438,940
Fund share repurchased [20,163,142 and 70,054,944 shares, respectively]	(233,782,963)	(793,301,560)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	94,552,798	19,289,476

TOTAL INCREASE (DECREASE) IN NET ASSETS	107,033,411	(80,451,601)
NET ASSETS:
Beginning of period	783,540,394	863,991,995

End of period	$890,573,805	$783,540,394

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 114.1%
ASSET-BACKED SECURITIES — 10.7%
Ally Auto Receivables Trust, Series 2010-4, Class A3	AAA(d)	0.910%	11/17/14	$4,908	$4,919,278
Ally Auto Receivables Trust, Series 2011-2, Class A2	AAA(d)	0.670%	10/15/13	1,272	1,272,142
American Express Issuance Trust, Series 2007-2, Class A	Aaa	0.492%(c)	07/15/13	3,250	3,250,713
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2	Aaa	0.900%	09/08/14	1,720	1,721,580
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2	Aaa	0.840%	11/10/14	2,026	2,028,760
AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A2	AAA(d)	0.920%	03/09/15	3,698	3,704,235
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	AAA(d)	0.910%	10/08/15	4,125	4,134,028
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class A2	Aaa	0.710%	12/08/15	3,020	3,019,768
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.492%(c)	01/15/16	3,700	3,708,848
Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A	Aaa	0.322%(c)	09/15/15	880	879,759
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5	Aaa	0.302%(c)	01/15/16	3,325	3,323,284
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3	Aaa	5.050%	02/15/16	1,410	1,459,211
CarMax Auto Owner Trust, Series 2010-2, Class A3	AAA(d)	1.410%	02/16/15	1,847	1,855,939
CarMax Auto Owner Trust, Series 2011-1, Class A2	Aaa	0.720%	11/15/13	934	934,125
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	5,966	5,971,644
CarMax Auto Owner Trust, Series 2012-1, Class A2	AAA(d)	0.590%	03/16/15	4,000	4,002,018
Carrington Mortgage Loan Trust, Series 2005-NC3, Class A1D	Aa1	0.575%(c)	06/25/35	1,820	1,805,664
Chase Issuance Trust, Series 2005-A11, Class A	Aaa	0.312%(c)	12/15/14	5,400	5,401,116
Chase Issuance Trust, Series 2007-A17, Class A	Aaa	5.120%	10/15/14	2,220	2,251,122
Chase Issuance Trust, Series 2008-A4, Class A4	Aaa	4.650%	03/15/15	5,616	5,782,644
Chase Issuance Trust, Series 2011-A1, Class A1	NR	0.432%(c)	03/16/15	5,500	5,505,504
Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3	AAA(d)	0.910%	08/08/13	2,176	2,177,856
Citibank Credit Card Issuance Trust, Series 2002-A10, Class A10	Aaa	0.493%(c)	12/17/14	1,200	1,201,135
Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5	Aaa	4.850%	04/22/15	4,000	4,140,219
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5	Aaa	2.250%	12/23/14	3,000	3,026,717
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	Aaa	2.992%(c)	08/15/18	5,000	5,250,607
Discover Card Master Trust, Series 2008-A4, Class A4	Aaa	5.650%	12/15/15	2,000	2,098,815
Discover Card Master Trust, Series 2009-A2, Class A	Aaa	1.542%(c)	02/17/15	9,000	9,014,544
Ford Credit Auto Lease Trust, Series 2010-B, Class A3, 144A	AAA(d)	0.910%	07/15/13	1,281	1,281,327
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%	09/15/13	4,480	4,483,326
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%	01/15/14	2,400	2,403,426

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Series 2009-E, Class A3	Aaa	1.510%	01/15/14	$666	$667,244
Ford Credit Auto Owner Trust, Series 2011-B, Class A2	AAA(d)	0.680%	01/15/14	2,263	2,265,808
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A	Aaa	3.690%	07/15/15	9,441	9,441,000
GE Capital Credit Card Master Note Trust, Series 2010-3, Class A	Aaa	2.210%	06/15/16	2,959	3,004,765
Harley-Davidson Motorcycle Trust, Series 2011-2, Class A2	Aaa	0.710%	05/15/15	4,491	4,495,013
Huntington Auto Trust, Series 2011-1A, Class A2, 144A	Aaa	0.760%	04/15/14	2,489	2,490,905
Huntington Auto Trust, Series 2012-1, Class A2	Aaa	0.540%	11/17/14	4,355	4,355,150
Hyundai Auto Receivables Trust, Series 2010-B, Class A3	Aaa	0.970%	04/15/15	4,226	4,238,519
Hyundai Auto Receivables Trust, Series 2012-A, Class A2	Aaa	0.550%	06/16/14	6,845	6,846,130
Illinois Student Assistance Commission, Series 2010-1, Class A2	AA+(d)	1.516%(c)	04/25/22	1,875	1,890,656
Mercedes-Benz Auto Lease Trust, Series 2011-B, Class A2, 144A	Aaa	0.900%	01/15/14	4,268	4,275,230
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2	AAA(d)	0.660%	04/15/14	3,750	3,750,815
Nelnet Student Loan Trust, Series 2010-3A, Class A, 144A	Aaa	1.246%(c)	07/27/48	676	674,194
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A2	Aaa	0.540%	10/15/14	3,425	3,425,136
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A2, 144A	AAA(d)	0.910%	11/15/13	237	236,921
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2	AAA(d)	0.950%	08/15/13	582	581,929
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2	Aaa	0.940%	02/18/14	1,493	1,493,488
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2	Aaa	1.040%	04/15/14	3,049	3,050,859
Santander Drive Auto Receivables Trust, Series 2011-3, Class A2	Aaa	1.110%	08/15/14	1,589	1,591,996
Santander Drive Auto Receivables Trust, Series 2011-4, Class A2	Aaa	1.370%	03/16/15	3,294	3,307,710
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	5,230	5,239,456
Santander Drive Auto Receivables Trust, Series 2012-3, Class A2	Aaa	0.830%	04/15/15	6,515	6,514,911
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2	Aaa	0.790%	08/17/15	3,600	3,599,772
SLM Student Loan Trust, Series 2006-2, Class A5	Aaa	0.576%(c)	07/25/25	5,265	5,066,999
SLM Student Loan Trust, Series 2008-3, Class A1	Aaa	0.966%(c)	01/25/14	506	506,052
SLM Student Loan Trust, Series 2008-4, Class A4	Aaa	2.116%(c)	07/25/22	7,050	7,317,203
SLM Student Loan Trust, Series 2008-5, Class A4	Aaa	2.166%(c)	07/25/23	9,975	10,373,633
SLM Student Loan Trust, Series 2010-A, Class 2A, 144A	Aaa	3.492%(c)	05/16/44	5,342	5,536,965
SLM Student Loan Trust, Series 2010-C, Class A1, 144A	Aaa	1.892%(c)	12/15/17	3,124	3,131,117
SLM Student Loan Trust, Series 2011-1, Class A1	Aaa	0.765%(c)	03/25/26	1,049	1,047,694

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2011-B, Class A2, 144A	Aaa	3.740%	02/15/29	$3,415	$3,527,803
SLM Student Loan Trust, Series 2012-C, Class A1, 144A	Aaa	1.339%(c)	08/15/23	2,925	2,924,976
Structured Asset Securities Corp., Series 2005-WF1, Class A3	A1	0.575%(c)	02/25/35	3,422	3,196,039
Volkswagen Auto Lease Trust, Series 2011-A, Class A2	Aaa	1.000%	02/20/14	6,058	6,072,206
World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 144A	Aa2	0.372%(c)	02/15/17	2,900	2,893,694
World Financial Network Credit Card Master Trust, Series 2009-B, Class A	AAA(d)	3.790%	05/15/16	1,850	1,852,752
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%	10/15/13	3,113	3,115,688

TOTAL ASSET-BACKED SECURITIES (cost $235,751,067)					236,009,782

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.5%
Banc of America Large Loan, Inc., Series 2009-FDG, Class A, 144A	AAA(d)	5.204%(c)	01/25/42	5,750	6,440,598
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4	Aaa	5.306%	12/10/46	3,565	4,005,056
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM	Aa3	5.347%	12/10/46	4,010	4,097,590
Commercial Mortgage Pass-Through Certificates, Series 2007-FL14, Class AJ, 144A	A1	0.422%(c)	06/15/22	4,635	4,404,965
Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3	Aaa	6.008%(c)	06/15/38	2,303	2,609,644
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AM	A1	5.343%	12/15/39	4,235	4,179,513
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A3	A1	5.383%	02/15/40	6,430	6,746,137
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A	AAA(d)	4.974%(c)	07/10/45	4,535	4,986,695
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	944	965,597
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.680%	07/10/39	2,994	3,015,607
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM	BBB+(d)	5.622%(c)	04/10/38	4,985	5,073,060
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	4,611	5,238,124
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3	Aaa	5.376%	07/12/37	256	255,950
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A1	Aaa	4.475%	07/15/41	163	163,961
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.800%(c)	06/15/49	3,970	3,975,887
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4B, 144A	A1	5.708%(c)	03/18/51	5,285	5,209,731
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A2	AAA(d)	5.318%	02/15/40	220	221,166
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A4FL	Aaa	0.491%(c)	11/12/37	9,565	9,525,095
Morgan Stanley Capital I, Inc., Series 2005-HQ7, Class A4	Aaa	5.211%(c)	11/14/42	4,665	5,177,889
Morgan Stanley Capital I, Inc., Series 2007-XLF9, Class A2, 144A	A1	0.802%(c)	12/15/20	6,202	5,999,456

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4	Aaa	6.390%	07/15/33	$62	$62,463
UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 144A	Baa3	5.536%(c)	05/10/45	3,850	3,014,828
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class A5	AAA(d)	4.661%	05/15/44	610	621,352
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	Aaa	5.765%(c)	07/15/45	3,670	4,135,569
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	Aa2	5.795%(c)	07/15/45	5,670	6,034,666
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	Aa3	5.603%(c)	10/15/48	3,010	3,015,939
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3	Aaa	5.246%	12/15/43	1,172	1,213,788

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $98,831,468)					100,390,326

CORPORATE BONDS — 34.1%
Aerospace & Defense
Embraer SA (Brazil), Sr. Unsec’d. Notes	Baa3	5.150%	06/15/22	900	923,850

Agriculture — 0.9%
Altria Group, Inc., Gtd. Notes	Baa1	8.500%	11/10/13	1,403	1,541,308
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	6,230	9,906,124
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	2,450	3,040,626
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	05/01/40	3,771	4,664,290

					19,152,348

Airlines — 0.1%
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust (Guernsey), Sr. Unsec’d. Notes	A3	5.125%	11/30/24(g)	900	900,000
Qantas Airways Ltd. (Australia), Unsec’d. Notes, 144A	Baa3	6.050%	04/15/16	1,235	1,267,448

					2,167,448

Auto Parts & Equipment — 0.3%
BorgWarner, Inc., Sr. Unsec’d. Notes	Baa2	8.000%	10/01/19	4,977	6,063,156

Automobile Manufacturers — 0.1%
Kia Motors Corp. (South Korea), Sr. Unsec’d. Notes, 144A	Baa2	3.625%	06/14/16	1,980	2,033,005

Banking — 7.1%
Banco Bradesco SA (Brazil), Jr. Sub. Notes, 144A	Baa1	5.900%	01/16/21	400	415,000
Banco Bradesco SA (Brazil), Sub. Notes, 144A	Baa1	5.750%	03/01/22	1,356	1,372,950
Banco del Estado de Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.875%	02/08/22	600	614,422
Banco do Brasil SA (Brazil), Sub. Notes, 144A	Baa1	5.875%	01/26/22(a)	800	821,040
Bancolombia SA (Colombia), Sr. Unsec’d. Notes	Baa2	4.250%	01/12/16	1,350	1,400,625
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.625%	07/01/20	2,150	2,301,865
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	7.625%	06/01/19	10,450	12,287,956
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	2.150%	08/03/16	4,800	4,988,534
Barclays Bank PLC (United Kingdom), Covered Bonds, 144A	Aaa	2.500%	09/21/15(a)	2,635	2,689,545

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	A2	4.500%	03/10/16	$600	$603,000
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	2.000%	02/04/13	5,200	5,247,991
Cie de Financement Foncier SA (France), Covered Bonds, 144A	Aaa	1.625%	07/23/12(a)	10,800	10,802,171
Cie de Financement Foncier SA (France), Covered Bonds, 144A	Aaa	2.125%	04/22/13	5,300	5,330,507
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	5.500%	04/11/13	4,341	4,463,750
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	11/21/17	1,567	1,736,115
Citigroup, Inc., Unsec’d. Notes	Baa2	8.500%	05/22/19	4,728	5,839,227
Discover Bank, Sub. Notes	Ba1	8.700%	11/18/19	8,200	10,187,664
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	A1	3.200%	04/03/17	5,000	5,057,095
DnB Boligkreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.100%	10/14/16	6,630	6,750,175
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	3.750%	10/20/16(a)	2,000	2,111,188
Finansbank A/S (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	5.500%	05/11/16	550	530,750
First Citizens St Lucia Ltd. (Liechtenstein), Bank Gtd. Notes, 144A	A2	4.903%	02/09/16	700	722,620
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%	01/24/22	2,303	2,431,056
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	7.500%	02/15/19	14,910	17,003,394
HSBC Bank Brasil SA - Banco Multiplo (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.000%	05/11/16	750	761,250
Huntington Bancshares, Inc., Sub. Notes	Baa2	7.000%	12/15/20	3,392	3,971,774
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	5,853	6,177,244
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.500%	01/24/22	4,516	4,864,716
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	5.375%	10/01/12	3,215	3,252,937
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19	1,493	1,744,917
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%	01/25/21(a)	2,150	2,119,990
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%	04/28/15	2,350	2,429,209
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.250%	08/28/17	3,436	3,546,608
Nordea Eiendomskreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.125%	09/22/17(a)	4,740	4,778,660
Sberbank of Russia Via SB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	A3	6.125%	02/07/22	450	468,720
SVB Financial Group, Sr. Unsec’d. Notes	A3	5.375%	09/15/20(a)	4,790	5,166,168
Swedbank Hypotek AB (Sweden), Covered Bonds, 144A	Aaa	2.950%	03/28/16(a)	4,390	4,571,794
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	2.900%	09/10/14(a)	7,600	7,950,155

					157,512,782

Beverages — 0.4%
Beam, Inc., Sr. Unsec’d. Notes	Baa2	5.875%	01/15/36	902	1,041,032
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.200%	01/30/13	2,631	2,702,718
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	5.500%	01/15/42	1,025	1,049,675
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	5.750%	04/07/21	2,998	3,384,493

					8,177,918

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	06/15/42	$3,108	$3,468,289
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41	550	641,113

					4,109,402

Building Materials — 0.1%
Owens Corning, Gtd. Notes	Ba1	9.000%	06/15/19	1,750	2,181,986

Chemicals — 0.6%
Airgas, Inc., Gtd. Notes	Baa3	7.125%	10/01/18	1,580	1,704,667
Braskem Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.375%	05/02/22	1,300	1,306,500
Incitec Pivot Finance LLC, Gtd. Notes, 144A	Baa3	6.000%	12/10/19	5,500	6,030,519
Methanex Corp. (Canada), Sr. Unsec’d. Notes	Ba1	5.250%	03/01/22	962	998,085
Methanex Corp. (Canada), Sr. Unsec’d. Notes	Ba1	8.750%	08/15/12	2,725	2,735,091
Mosaic Global Holdings, Inc., Gtd. Notes	Baa1	7.300%	01/15/28	301	376,751

					13,151,613

Commercial Banks — 1.0%
Sparebank 1 Boligkreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.300%	06/30/17	6,680	6,708,991
Svenska Handelsbanken AB (Sweden), Bank Gtd. Notes	Aa3	2.875%	04/04/17(a)	2,600	2,635,701
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	Aaa	1.625%	09/14/16	7,160	7,292,861
Zions Bancorporation, Sr. Unsec’d. Notes	BBB-(d)	4.500%	03/27/17	4,900	4,926,509

					21,564,062

Commercial Services — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A	Baa1	5.800%	10/15/12	2,238	2,265,516
Verisk Analytics, Inc., Gtd. Notes	Ba1	4.875%	01/15/19	900	963,510
Verisk Analytics, Inc., Gtd. Notes	Ba1	5.800%	05/01/21	1,200	1,339,314

					4,568,340

Computers — 0.3%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A3	4.500%	03/01/13	7,283	7,444,887

Containers & Packaging
Rock-Tenn Co., Unsec’d. Notes, 144A	Ba1	4.900%	03/01/22	656	675,805

Diversified Financial Services — 4.9%
Alta Wind Holdings LLC, Pass-Through Certificates, 144A	BBB-(d)	7.000%	06/30/35	1,558	1,751,917
BM&FBovespa SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	5.500%	07/16/20	640	678,400
Credit Suisse AG (Switzerland), Covered Bonds, 144A	Aaa	1.625%	03/06/15(a)	6,510	6,532,980
FMR LLC, Notes, 144A	A2	7.490%	06/15/19	990	1,196,996
FMR LLC, Sr. Unsec’d. Notes, 144A	A2	6.450%	11/15/39	3,230	3,692,843
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	2.000%	09/28/12	19,537	19,617,082
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	5.400%	09/20/13	9,626	10,137,362
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	6.750%	03/15/32	9,221	11,417,285
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	6.875%	01/10/39	8,602	11,097,715
Hyundai Capital America, Gtd. Notes, 144A	Baa2	3.750%	04/06/16	175	181,483

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Hyundai Capital Services, Inc. (South Korea), Sr. Unsec’d. Notes, 144A	Baa2	4.375%	07/27/16	$1,600	$1,681,562
Lazard Group LLC, Sr. Unsec’d. Notes	Ba2	7.125%	05/15/15	4,700	5,132,400
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa2	5.450%	02/05/13	2,125	2,167,730
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	6.050%	08/15/12(a)	2,993	3,009,462
Merrill Lynch & Co., Inc., Sub. Notes	Baa3	5.700%	05/02/17	350	360,195
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	Baa3	5.250%	01/16/18	5,795	6,174,515
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	Baa3	5.550%	01/15/20	2,240	2,330,707
Raymond James Financial, Inc., Sr. Unsec’d. Notes	Baa2	8.600%	08/15/19	5,600	6,895,941
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	Baa3	6.125%	07/11/21	3,325	3,376,690
TD Ameritrade Holding Corp., Gtd. Notes	Baa1	5.600%	12/01/19	4,675	5,313,689
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	8.750%	03/01/19	4,125	5,340,823

					108,087,777

Diversified Operations — 0.1%
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A	Baa3	7.250%	04/05/41	1,100	1,100,000
Voto-Votorantim Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	6.750%	04/05/21	1,050	1,144,500

					2,244,500

Electric — 1.1%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec’d. Notes, 144A	A3	6.500%	10/27/36(a)	1,250	1,390,625
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba1	5.900%	12/01/21	2,875	3,201,758
Duquesne Light Holdings, Inc., Sr. Unsec’d Notes, 144A	Ba1	6.400%	09/15/20	2,756	3,119,412
Nisource Finance Corp., Gtd. Notes	Baa3	3.850%	02/15/23	1,500	1,498,553
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	7.000%	09/01/22	1,704	2,069,825
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	7.500%	09/01/38	904	1,152,054
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes, 144A	Baa1	4.100%	06/01/22	917	934,926
PPL WEM Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa3	5.375%	05/01/21	1,913	2,061,083
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	6,675	7,993,319
Texas-New Mexico Power Co., First Mortgage, 144A	A3	9.500%	04/01/19	625	852,379

					24,273,934

Electronic Components & Equipment — 0.1%
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB+(d)	4.450%	09/14/12	1,135	1,142,758
PerkinElmer, Inc., Sr. Unsec’d. Notes	Baa3	5.000%	11/15/21	1,181	1,267,629

					2,410,387

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	7.125%	06/26/42	1,200	1,194,000

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Environmental Control — 0.4%
Waste Management, Inc., Gtd. Notes	Baa3	6.375%	11/15/12	$9,334	$9,516,881

Financial - Bank & Trust — 0.1%
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	4.750%	03/22/17	1,850	1,845,934

Foods — 1.0%
Danone SA (France), Unsec’d. Notes, 144A	A3	3.000%	06/15/22	4,000	4,013,612
Kellogg Co., Sr. Unsec’d. Notes	Baa1	4.250%	03/06/13	4,460	4,566,558
Kellogg Co., Sr. Unsec’d. Notes	Baa1	5.125%	12/03/12	4,557	4,642,161
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	02/11/13	8,615	8,879,558

					22,101,889

Gas Distribution — 0.1%
Florida Gas Transmission Co. LLC, Sr. Notes, 144A	Baa2	7.900%	05/15/19	1,825	2,309,636

Healthcare Products — 0.1%
CareFusion Corp., Sr. Unsec’d. Notes	Baa3	4.125%	08/01/12	2,520	2,526,736

Healthcare Services
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.500%	02/01/13	806	825,622

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	6.875%	08/15/19	2,350	2,774,008

Household Products/Wares — 0.1%
Tupperware Brands Corp., Gtd. Notes	Baa3	4.750%	06/01/21	1,539	1,594,346

Insurance — 0.9%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	09/15/16	1,145	1,214,540
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	1,931	2,331,078
Fidelity National Financial, Inc., Sr. Unsec’d. Notes	Baa3	6.600%	05/15/17	2,150	2,322,527
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	4.950%	05/01/22	1,215	1,207,461
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/01/21	2,375	2,390,160
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%	03/15/35	1,269	1,298,192
Markel Corp., Sr. Unsec’d. Notes	Baa2	7.125%	09/30/19	4,583	5,330,868
Validus Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa2	8.875%	01/26/40	978	1,095,493
Willis North America, Inc., Gtd. Notes	Baa3	7.000%	09/29/19	2,726	3,159,022

					20,349,341

Internet — 0.1%
Symantec Corp., Sr. Unsec’d. Notes	Baa2	2.750%	06/15/17	1,780	1,787,990

Investment Companies
Oaktree Capital Management LP, Notes, 144A	A-(d)	6.750%	12/02/19	943	1,013,280

Leisure — 0.1%
Carnival PLC (United Kingdom), Gtd. Notes	A3	7.875%	06/01/27	1,485	1,796,758

Manufacturing — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes	Baa3	7.450%	07/16/31	3,083	3,861,458

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Manufacturing (continued)
Hillenbrand, Inc., Sr. Unsec’d. Notes	Baa3	5.500%	07/15/20	$4,625	$5,110,667

					8,972,125

Media — 2.1%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	8.375%	03/15/13	18,317	19,306,704
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	7.125%	10/01/12	6,801	6,902,988
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa2	4.875%	04/11/22(a)	3,775	3,926,000
Historic TW, Inc., Gtd. Notes	Baa2	9.125%	01/15/13	3,119	3,248,704
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	6.400%	04/30/40	1,866	2,279,664
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39	1,458	1,742,126
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.550%	05/01/37	1,629	1,931,706
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.300%	07/01/38	4,550	5,843,706
Time Warner, Inc., Gtd. Notes	Baa2	7.625%	04/15/31	608	785,318

					45,966,916

Metals & Mining — 1.6%
Allegheny Ludlum Corp., Gtd. Notes	Baa3	6.950%	12/15/25	2,790	3,320,848
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	Baa3	9.375%	06/01/19	5,440	6,922,487
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	9.375%	04/08/19	7,224	9,573,389
AngloGold Ashanti Holdings PLC (South Africa), Gtd. Notes	Baa1	6.500%	04/15/40	4,922	4,793,747
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Gtd. Notes, 144A	Baa3	4.875%	10/07/20	5,500	5,240,658
Valmont Industries, Inc., Gtd. Notes	Baa3	6.625%	04/20/20	4,658	5,465,865

					35,316,994

Oil & Gas — 2.8%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	7.000%	07/15/38	883	1,129,772
Canadian Oil Sands Ltd. (Canada), Sr. Unsec’d. Notes, 144A	Baa2	7.750%	05/15/19	6,094	7,469,349
CNOOC Finance 2011 Ltd. (British Virgin Islands), Gtd. Notes, 144A	Aa3	5.750%	01/26/41	500	599,990
CNPC HK Overseas Capital Ltd. (British Virgin Islands), Gtd. Notes, 144A	A1	5.950%	04/28/41	1,200	1,459,102
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	Baa2	7.625%	07/23/19	1,350	1,701,000
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	A3	5.700%	10/01/40	7,517	7,456,804
EQT Corp., Sr. Unsec’d. Notes	Baa2	6.500%	04/01/18	4,000	4,547,252
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	6.500%	04/15/18	1,440	1,642,211
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	8.750%	05/01/19	845	1,058,954
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, 144A	Baa3	4.875%	05/03/22	3,000	3,007,500
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21	2,450	2,640,539
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	6.875%	01/20/40	1,100	1,308,475
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.875%	06/01/15	3,000	3,118,692
Petrohawk Energy Corp., Gtd. Notes	Baa3	10.500%	08/01/14	5,337	5,913,065
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A	Baa3	9.750%	08/14/19	400	490,600
Petronas Global Sukuk Ltd. (Malaysia), Gtd. Notes, 144A	A1	4.250%	08/12/14	1,980	2,079,083
Pride International, Inc., Gtd. Notes	Baa1	8.500%	06/15/19	3,762	4,858,567
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400%	02/14/22	950	949,942

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Rowan Cos., Inc., Gtd. Notes	Baa3	7.875%	08/01/19	$3,500	$4,225,074
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.500%	07/18/16	1,080	1,200,204
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	6.375%	12/15/21	848	969,916
Valero Energy Corp., Gtd. Notes	Baa2	9.375%	03/15/19	1,700	2,234,181
Valero Energy Corp., Gtd. Notes	Baa2	10.500%	03/15/39	1,275	1,906,680

					61,966,952

Oil Field Equipment & Services — 0.2%
Weatherford International Ltd., Gtd. Notes	Baa2	9.875%	03/01/39	2,575	3,748,546

Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets America, Inc., Sr. Unsec’d. Notes	A1	5.250%	02/11/13	3,000	2,994,779

Paper & Forest Products — 0.7%
Georgia-Pacific LLC, Gtd. Notes, 144A	Baa3	8.250%	05/01/16	2,500	2,753,933
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Baa3	8.875%	05/15/31	5,148	7,257,599
International Paper Co., Sr. Unsec’d. Notes	Baa3	9.375%	05/15/19	1,800	2,416,439
Plum Creek Timberlands LP, Gtd. Notes	Baa2	4.700%	03/15/21	2,799	2,908,169

					15,336,140

Pipelines — 1.4%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	5.670%	03/05/14	1,700	1,789,675
Buckeye Partners LP, Sr. Unsec’d. Notes	Baa3	6.050%	01/15/18	2,677	2,909,248
Energy Transfer Partners LP, Gtd. Notes	Baa3	5.950%	02/01/15	2,250	2,450,750
Enterprise Products Operating LLC, Gtd. Notes	Baa2	4.600%	08/01/12	4,878	4,892,132
Enterprise Products Operating LLC, Gtd. Notes	Baa2	7.550%	04/15/38	1,972	2,532,764
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A	BBB-(d)	6.450%	05/01/21	4,850	5,339,035
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.850%	09/15/12	4,755	4,801,204
Spectra Energy Capital LLC, Gtd. Notes	Baa2	5.500%	03/01/14	800	841,112
Tennessee Gas Pipeline Co. LLC, Sr. Unsec’d. Notes	Baa3	8.375%	06/15/32	2,094	2,739,128
Transportadora de Gas Internacional SA ESP (Colombia), Sr. Unsec’d. Notes, 144A	Baa3	5.700%	03/20/22	900	933,750
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	8.750%	03/15/32	1,500	2,035,536

					31,264,334

Real Estate Investment Trusts — 1.1%
American Tower Corp., Sr. Unsec’d. Notes	Baa3	4.700%	03/15/22	1,298	1,332,507
Entertainment Properties Trust, Gtd. Notes	Baa3	7.750%	07/15/20	1,800	1,979,080
Federal Realty Investment Trust, Sr. Unsec’d. Notes	Baa1	5.900%	04/01/20	1,772	2,024,464
Goodman Funding Pty Ltd. (Australia), Gtd. Notes, 144A	Baa2	6.000%	03/22/22	2,000	2,027,698
Goodman Funding Pty Ltd. (Australia), Gtd. Notes, 144A	Baa2	6.375%	11/12/20	3,600	3,769,124
HCP, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	01/30/17	6,650	7,450,248
Health Care REIT, Inc., Sr. Unsec’d. Notes	Baa2	5.250%	01/15/22	1,397	1,481,887
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa2	3.125%	11/30/15	150	152,713
Weyerhaeuser Co., Sr. Unsec’d. Notes	Ba1	7.375%	10/01/19(a)	4,230	4,999,640

					25,217,361

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Restaurants — 0.4%
Darden Restaurants, Inc., Sr. Unsec’d. Notes	Baa2	5.625%	10/15/12	$4,319	$4,372,638
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	7.700%	07/01/12	4,924	4,924,000

					9,296,638

Retail — 0.6%
Family Dollar Stores, Inc., Sr. Unsec’d. Notes	Baa3	5.000%	02/01/21	1,710	1,836,868
Lotte Shopping Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A3	3.375%	05/09/17	3,100	3,152,142
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.375%	10/15/20	7,812	8,651,790

					13,640,800

Savings & Loan — 0.2%
First Niagara Financial Group, Inc., Sub. Notes	Baa3	7.250%	12/15/21	3,465	3,893,309

Semiconductors — 0.4%
KLA-Tencor Corp., Sr. Unsec’d. Notes	Baa1	6.900%	05/01/18	6,696	7,997,843

Software — 0.4%
BMC Software, Inc., Sr. Unsec’d. Notes	Baa2	7.250%	06/01/18	8,075	9,724,892

Telecommunications — 0.4%
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa3	7.750%	05/01/17	2,250	2,438,438
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	4.750%	02/16/21	275	292,875
Telemar Norte Leste SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa2	5.500%	10/23/20	700	714,000
Vodafone Group PLC, First Lien, 144A	A3	5.125%	02/13/13	5,000	4,970,357

					8,415,670

Transportation — 0.7%
Asciano Finance Ltd. (Australia), Gtd. Notes, 144A	Baa2	4.625%	09/23/20	3,234	3,217,413
Asciano Finance Ltd. (Australia), Gtd. Notes, 144A	Baa2	5.000%	04/07/18	2,025	2,115,252
SCF Capital Ltd. (Ireland), Gtd. Notes, 144A	Ba2	5.375%	10/27/17	750	715,312
Viterra, Inc. (Canada), Gtd. Notes, 144A	Ba1	5.950%	08/01/20	7,800	8,542,685

					14,590,662

TOTAL CORPORATE BONDS (cost $737,275,043)					754,723,582

FOREIGN GOVERNMENT BONDS — 1.5%
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	Aa2	4.138%	01/03/23	2,300	2,314,416
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	Aa2	5.603%	07/20/20	2,025	2,316,600
Commonwealth of the Bahamas (Bahamas), Sr. Unsec’d. Notes, 144A	A3	6.950%	11/20/29	1,650	1,914,000
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, 144A	Baa3	6.250%	04/27/17	400	398,923
Federative Republic of Russia (Russia), Sr. Unsec’d. Notes, 144A	Baa1	3.625%	04/29/15	4,300	4,448,221
Government of the Cayman Islands (Cayman Islands), Sr. Unsec’d. Notes, 144A	Aa3	5.950%	11/24/19	2,550	2,792,250
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	2.875%	11/09/15	3,050	3,099,880

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	5.375%	07/30/14	$1,960	$2,082,604
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	3.125%	01/20/17	200	208,500
Rebublic of Panama (Panama), Sr. Unsec’d. Notes	Baa3	6.700%	01/26/36	932	1,258,200
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	Baa2	5.625%	01/07/41	1,100	1,349,150
Republic of Iceland (Iceland), Unsec’d. Notes	Baa3	5.875%	05/11/22	2,500	2,424,452
Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	5.250%	01/17/42	1,640	1,715,850
Republic of Peru (Peru), Sr. Unsec’d. Notes	Baa3	6.550%	03/14/37	1,250	1,701,250
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	Baa3	6.750%	02/07/22	1,900	1,977,906
Slovakia Government International Bond (Slovakia), Sr. Unsec’d. Notes, 144A	A2	4.375%	05/21/22	1,400	1,379,000
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.750%	03/08/44	900	969,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $31,318,319)					32,350,952

MUNICIPAL BONDS — 0.7%
California — 0.1%
University of California Regents Medical Center, Revenue Bonds	Aa1	5.770%	05/15/43	1,900	2,318,684

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	Baa2	7.055%	04/01/57	1,395	1,494,589

Nevada — 0.1%
County of Clark NV Airport System Revenue, Revenue Bonds	Aa2	6.881%	07/01/42	1,175	1,343,025
Las Vegas Valley Water District, General Obligation Ltd.	Aa2	7.013%	06/01/39	1,000	1,319,510

					2,662,535

New York — 0.1%
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	6.282%	06/15/42	870	995,184

Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds	Aa2	6.731%	07/01/43	2,800	3,164,196

Texas — 0.1%
Dallas Convention Center Hotel Development Corp., Revenue Bonds	A1	7.088%	01/01/42	1,400	1,673,938

Washington — 0.1%
Metropolitan Washington Airports Authority, Revenue Bonds	Baa1	7.462%	10/01/46	2,180	2,587,442

TOTAL MUNICIPAL BONDS (cost $13,669,906)					14,896,568

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Arkle Master Issuer PLC (United Kingdom), Series 2010-1A, Class 2A, 144A	Aaa	1.616%(c)	05/17/60	3,475	3,482,683

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Arkle Master Issuer PLC (United Kingdom), Series 2010-2A, Class 1A1, 144A	Aaa	1.866%(c)	05/17/60	$1,700	$1,709,209
Arkle Master Issuer PLC (United Kingdom), Series 2011-1A, Class 2A, 144A	Aaa	1.716%(c)	05/17/60	2,500	2,512,709
Fosse Master Issuer PLC (United Kingdom), Series 2012-1A, Class 2A2, 144A	Aaa	1.727%(c)	10/18/54	1,500	1,499,925
Gracechurch Mortgage Financing PLC (United Kingdom), Series 2006-1, Class A6, 144A	AAA(d)	0.567%(c)	11/20/56	2,321	2,305,598
Gracechurch Mortgage Financing PLC (United Kingdom), Series 2011-1A, Class 2A1, 144A	Aaa	2.017%(c)	11/20/56	3,750	3,781,624
Holmes Master Issuer PLC (United Kingdom), Series 2010-1A, Class A2, 144A	Aaa	1.867%(c)	10/15/54	4,025	4,043,185
Holmes Master Issuer PLC (United Kingdom), Series 2012-1A, Class A2, 144A	Aaa	2.117%(c)	10/15/54	2,500	2,526,361
Permanent Master Issuer PLC (United Kingdom), Series 2010-1A, Class 1A, 144A	Aaa	1.617%(c)	07/15/42	4,700	4,708,823
Sequoia Mortgage Trust, Series 2012-3, Class A1	Aaa	3.500%(c)	07/25/42	1,650	1,696,406
Silverstone Master Issuer PLC (United Kingdom), Series 2011-1A, Class 1A, 144A	Aaa	2.016%(c)	01/21/55	2,850	2,838,874

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $31,037,109)					31,105,397

U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.6%
Federal Home Loan Bank		1.000%	06/21/17	7,380	7,385,417
Federal Home Loan Mortgage Corp.		1.000%	06/29/17	7,840	7,859,075
Federal Home Loan Mortgage Corp.		1.750%	05/30/19(a)	12,560	12,846,619
Federal Home Loan Mortgage Corp.		3.000%	TBA	28,950	30,266,322
Federal Home Loan Mortgage Corp.		3.500%	TBA	181,000	189,880,313
Federal Home Loan Mortgage Corp.		4.000%	TBA	191,000	202,668,916
Federal Home Loan Mortgage Corp.		5.000%	06/01/26	18,552	19,942,247
Federal Home Loan Mortgage Corp.		5.500%	11/01/35	5,624	6,149,549
Federal National Mortgage Assoc.		1.125%	04/27/17(a)	7,040	7,106,077
Federal National Mortgage Assoc.		3.000%	TBA	39,000	39,993,283
Federal National Mortgage Assoc.		3.500%	TBA	40,000	42,043,752
Federal National Mortgage Assoc.		4.500%	TBA	15,000	16,075,782
Federal National Mortgage Assoc.		5.500%	10/01/35-10/01/38	79,740	87,425,599
Federal National Mortgage Assoc.		5.500%	TBA	61,150	66,701,270
Federal National Mortgage Assoc.		6.000%	11/01/36	5,156	5,681,756

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $738,617,193)					742,025,977

U.S. TREASURY OBLIGATIONS — 27.6%
U.S. Treasury Bonds		3.125%	02/15/42(a)	76,485	82,149,632
U.S. Treasury Notes		0.500%	10/15/14	200,632	201,337,422
U.S. Treasury Notes		0.625%	12/31/12-05/31/17(a)	230,260	230,218,282
U.S. Treasury Notes		0.750%	06/30/17	2,900	2,904,304
U.S. Treasury Notes		1.000%	03/31/17	71,685	72,670,669
U.S. Treasury Notes		1.750%	05/15/22(a)	21,068	21,239,178

TOTAL U.S. TREASURY OBLIGATIONS (cost $608,974,398)					610,519,487

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

PREFERRED STOCK
Auto Parts & Related
Cooper-Standard Holding, Inc., CVT, 7.000% (cost $166,400)	1,664	$271,232

	Units
WARRANTS*
Auto Parts & Related
Cooper-Standard Holding, Inc., expiring 11/27/17 (cost $271,993)	6,262	87,793

TOTAL LONG-TERM INVESTMENTS (cost $2,495,912,896)		2,522,381,096

	Shares
SHORT-TERM INVESTMENT — 20.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $443,888,601; includes $120,168,809 of cash collateral for securities on loan)(b)(w)(Note 4)	443,888,601	443,888,601

TOTAL INVESTMENTS — 134.2% (cost $2,939,801,497)		2,966,269,697
LIABILITIES IN EXCESS OF OTHER ASSETS — (34.2)%		(756,375,577)

NET ASSETS — 100.0%		$2,209,894,120

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poors
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
TBA	To Be Announced

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,286,695; cash collateral of $120,168,809 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Preferred Stock	$—	$—	$271,232
Warrants	87,793	—	—
Asset-Backed Securities	—	236,009,782	—
Commercial Mortgage-Backed Securities	—	100,390,326	—
Corporate Bonds	—	753,823,582	900,000
Foreign Government Bonds	—	32,350,952	—
Municipal Bonds	—	14,896,568	—
Residential Mortgage-Backed Securities	—	29,408,991	1,696,406
U.S. Government Agency Obligations	—	742,025,977	—
U.S. Treasury Obligations	—	610,519,487	—
Affiliated Money Market Mutual Fund	443,888,601	—	—

Total	$443,976,394	$2,519,425,665	$2,867,638

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Government Agency Obligations	33.6%
U.S. Treasury Obligations	27.6
Affiliated Money Market Mutual Fund (5.4% represents investments purchased with collateral from securities on loan)	20.1
Asset-Backed Securities	10.7
Banking	7.1
Diversified Financial Services	4.9
Commercial Mortgage-Backed Securities	4.5
Oil & Gas	2.8
Media	2.1
Metals & Mining	1.6
Foreign Government Bonds	1.5
Pipelines	1.4
Residential Mortgage-Backed Securities	1.4
Real Estate Investment Trusts	1.1
Electric	1.1
Foods	1.0
Commercial Banks	1.0
Insurance	0.9
Agriculture	0.9
Paper & Forest Products	0.7
Municipal Bonds	0.7
Transportation	0.7
Retail	0.6
Chemicals	0.6
Software	0.4
Environmental Control	0.4
Restaurants	0.4
Manufacturing	0.4
Telecommunications	0.4
Beverages	0.4
Semiconductors	0.4
Computers	0.3

Auto Parts & Equipment	0.3%
Commercial Services	0.2
Biotechnology	0.2
Savings & Loan	0.2
Oil Field Equipment & Services	0.2
Oil, Gas & Consumable Fuels	0.1
Hotels & Motels	0.1
Healthcare Products	0.1
Electronic Components & Equipment	0.1
Gas Distribution	0.1
Diversified Operations	0.1
Building Materials	0.1
Airlines	0.1
Automobile Manufacturers	0.1
Financial – Bank & Trust	0.1
Leisure	0.1
Internet	0.1
Household Products/Wares	0.1
Engineering & Construction	0.1

134.2
Liabilities in excess of other assets	(34.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$87,793	—	$—

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(3,726)

For the six months ended June 30, 2012, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $117,286,695:
Unaffiliated investments (cost $2,495,912,896)	$2,522,381,096
Affiliated investments (cost $443,888,601)	443,888,601
Receivable for investments sold	60,069,398
Dividends and interest receivable	14,070,027
Receivable for fund share sold	3,658,598
Prepaid expenses	4,455

Total Assets	3,044,072,175

LIABILITIES:
Payable for investments purchased	708,957,096
Payable to broker for collateral for securities on loan	120,168,809
Payable for fund share repurchased	4,546,371
Advisory fees payable	373,711
Accrued expenses and other liabilities	115,096
Shareholder servicing fees payable	16,480
Affiliated transfer agent fee payable	492

Total Liabilities	834,178,055

NET ASSETS	$2,209,894,120

Net assets were comprised of:
Paid-in capital	$2,133,735,615
Retained earnings	76,158,505

Net assets, June 30, 2012	$2,209,894,120

Net asset value and redemption price per share, $2,209,894,120 / 197,136,828 outstanding shares of beneficial interest	$11.21

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$23,171,858
Affiliated dividend income	310,082
Affiliated income from securities lending, net	168,747
Unaffiliated dividend income	5,009

23,655,696

EXPENSES
Advisory fees	8,306,768
Shareholder servicing fees and expenses	1,038,346
Custodian and accounting fees	127,000
Trustees’ fees	14,000
Audit fee	12,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Legal fees and expenses	6,000
Shareholders’ reports	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	6,318

Total expenses	9,535,432
Less: advisory fee waivers and/or expense reimbursement	(1,371,044)
Less: shareholder servicing fee waiver	(323,344)

Net expenses	7,841,044

NET INVESTMENT INCOME	15,814,652

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	37,065,582
Short sales transactions	(2,656,858)

34,408,724

Net change in unrealized appreciation (depreciation) on investments	15,476,232

NET GAIN ON INVESTMENTS	49,884,956

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,699,608

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,814,652	$24,213,045
Net realized gain on investment and foreign currency transactions	34,408,724	74,552,859
Net change in unrealized appreciation (depreciation) on investments	15,476,232	(6,441,737)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	65,699,608	92,324,167

DISTRIBUTIONS	(81,886,278)	(24,256,784)

FUND SHARE TRANSACTIONS:
Fund share sold [46,707,622 and 190,237,185 shares, respectively]	532,519,707	2,106,452,450
Fund share issued in reinvestment of distributions [7,291,743 and 2,227,437 shares, respectively]	81,886,278	24,256,784
Fund share repurchased [29,503,636 and 60,453,428 shares, respectively]	(339,913,509)	(671,155,155)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	274,492,476	1,459,554,079

TOTAL INCREASE IN NET ASSETS	258,305,806	1,527,621,462
NET ASSETS:
Beginning of period	1,951,588,314	423,966,852

End of period	$2,209,894,120	$1,951,588,314

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CERTIFICATES OF DEPOSIT — 9.1%
Bank of Nova Scotia	0.210%	09/10/12	$18,000	$18,000,000
Bank of Nova Scotia	0.547%(c)	11/09/12	15,000	15,012,888
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.360%	07/23/12	42,000	42,000,000
Barclays Bank PLC	0.736%	08/02/12	19,000	19,000,000
Branch Banking & Trust Co.	0.220%	07/02/12	19,000	19,000,000
Canadian Imperial Bank of Commerce	0.526%(c)	01/30/13	16,000	16,000,000
Canadian Imperial Bank of Commerce	0.767%(c)	11/21/12	8,500	8,508,384
Credit Suisse NY	0.866%(c)	01/30/13	18,000	18,000,000
Nordea Bank Finland PLC	0.669%(c)	07/05/12	9,000	8,999,961
Norinchukin Bank	0.190%	07/11/12	18,000	18,000,000
Rabobank Nederland NV	0.616%(c)	05/02/13	6,000	5,999,749
Rabobank Nederland NV	0.660%	07/30/12	28,000	28,000,000
Royal Bank of Canada	0.516%(c)	01/25/13	17,000	17,000,000
Societe Generale	0.300%	07/03/12	14,000	14,000,000
State Street Bank & Trust Co.	0.220%	08/30/12	21,000	21,000,000
Sumitomo Mitsui Banking Corp.	0.360%	07/12/12	7,000	7,000,000
Svenska Handelsbanken AB	0.310%	09/25/12	12,000	12,000,000
Westpac Banking Corp.	0.646%(c)	02/06/13	1,000	1,001,236

TOTAL CERTIFICATES OF DEPOSIT (cost $288,522,218)				288,522,218

COMMERCIAL PAPER — 20.5%
ABN AMRO Funding USA LLC, 144A(n)	0.531%	09/19/12	12,000	11,985,867
ABN AMRO Funding USA LLC, 144A(n)	0.531%	09/20/12	11,000	10,986,883
AXA Financial, Inc., 144A(n)	0.370%	07/05/12	7,000	6,999,712
Bank of New York Mellon Corp., 144A(n)	0.150%	07/02/12	18,000	17,999,925
BASF AG, 144A(n)	0.200%	08/02/12	7,000	6,998,794
BASF AG, 144A(n)	0.210%	09/05/12	8,000	7,996,920
BASF AG, 144A(n)	0.220%	08/20/12	13,000	12,996,028
BHP Billiton Finance (USA) Ltd., 144A(n)	0.180%	07/10/12	17,000	16,999,235
BNP Paribas Finance, Inc.(n)	0.120%	07/02/12	14,000	13,999,953
Commonwealth Bank of Australia, 144A(n)	0.250%	09/06/12	14,000	13,993,486
Commonwealth Bank of Australia, 144A(n)	0.250%	09/17/12	4,000	3,997,833
Credit Agricole North America(n)	0.300%	07/05/12	14,000	13,999,533
DNB Bank ASA, 144A(n)	0.365%	07/02/12	19,000	18,999,807
DNB Bank ASA, 144A(n)	0.525%	09/12/12	21,000	20,977,644
DNB Bank ASA, 144A	0.534%	09/14/12	13,000	13,000,000
Electricite de France, 144A(n)	0.350%	07/12/12	14,000	13,998,503
Electricite de France, 144A(n)	0.350%	07/27/12	6,150	6,148,445
Electricite de France, 144A(n)	0.360%	07/31/12	6,000	5,998,200
GDF Suez, 144A(n)	0.250%	07/18/12	5,000	4,999,410
GDF Suez, 144A(n)	0.250%	07/26/12	2,000	1,999,653
GDF Suez, 144A(n)	0.250%	07/27/12	17,600	17,596,822
HSBC USA, Inc.(n)	0.300%	08/16/12	23,000	22,991,183
HSBC USA, Inc.(n)	0.300%	08/20/12	11,000	10,995,417
Illinois Tool Works, Inc., 144A(n)	0.170%	07/02/12	8,000	7,999,962
International Finance Corp.(n)	0.125%	07/24/12	27,000	26,997,844
International Finance Corp.(n)	0.135%	07/05/12	20,000	19,999,700
International Finance Corp.(n)	0.135%	07/10/12	18,000	17,999,393
JPMorgan Chase & Co.	0.292%	09/12/12	30,000	30,000,000
PNC Bank National Assoc.(n)	0.200%	08/01/12	10,000	9,998,278
PNC Bank National Assoc.(n)	0.210%	08/16/12	15,000	14,995,975
PNC Bank National Assoc.(n)	0.220%	09/13/12	7,000	6,996,834
Sanofi Aventis, 144A(n)	0.210%	09/20/12	7,000	6,996,692
Schlumberger Holding Corp., 144A(n)	0.250%	08/14/12	8,000	7,997,556
Siemens Capital Co. Ltd., 144A(n)	0.190%	08/13/12	28,000	27,993,646
Skandinaviska Enskilda Banken AB, 144A(n)	0.370%	07/31/12	13,000	12,995,992
Skandinaviska Enskilda Banken AB, 144A(n)	0.440%	08/22/12	11,000	10,993,009
Standard Chartered Bank, 144A(n)	0.401%	10/09/12	18,000	17,980,000

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL PAPER (continued)
State Street Corp.(n)	0.220%	08/29/12	$14,000	$13,994,952
Sumitomo Mitsui Banking Corp., 144A(n)	0.370%	07/18/12	23,000	22,995,981
Svenska Handelsbanken, Inc., 144A(n)	0.300%	09/07/12	18,000	17,989,800
Swedbank AB(n)	0.490%	08/28/12	25,000	24,980,264
Total Capital Canada Ltd., 144A(n)	0.200%	08/17/12	29,000	28,992,428
Toyota Motor Credit Corp.(n)	0.200%	08/17/12	9,000	8,997,650
US Bank National Assoc.	0.200%	08/30/12	27,000	27,000,000
Westpac Banking Corp., 144A(n)	0.250%	09/19/12	5,000	4,997,222

TOTAL COMMERCIAL PAPER (cost $646,552,431)				646,552,431

CORPORATE BONDS — 4.8%
Bank of Montreal Chicago Branch, Sr. Unsec’d. Notes	0.666%(c)	10/25/12	6,000	6,002,832
Bank of Nova Scotia Houston, Sr. Unsec’d. Notes	0.559%(c)	01/11/13	9,000	8,997,904
Bank of Nova Scotia Houston, Sr. Unsec’d. Notes	0.666%(c)	07/27/12	1,300	1,300,231
Bank of Nova Scotia Houston, Sr. Unsec’d. Notes	0.766%(c)	10/18/12	1,075	1,075,909
Credit Suisse NY, Sr. Unsec’d. Notes, MTN	3.450%	07/02/12	22,000	22,001,791
General Electric Capital Corp., FDIC Gtd. Notes, MTN	0.468%(c)	09/21/12	12,000	12,008,400
MetLife Institutional Funding II, Sec’d. Notes, 144A	0.718%(c)	04/03/13	34,000	34,000,000
New York Life Global Funding, Gtd. Notes, 144A	2.250%	12/14/12	5,469	5,515,839
Rabobank Nederland NV, Certificate of Deposit	0.616%(c)	05/07/13	7,000	6,999,480
Toyota Motor Credit Corp., Unsec’d. Notes, MTN	0.666%(c)	11/09/12	9,000	9,000,000
Toyota Motor Credit Corp., Unsec’d. Notes, MTN	0.713%(c)	04/03/13	18,000	18,000,000
US Central Federal Credit Union, Gov’t. Gtd. Notes	1.900%	10/19/12	5,350	5,377,422
Wells Fargo & Co., Sr. Unsec’d. Notes	4.375%	01/31/13	20,850	21,312,555

TOTAL CORPORATE BONDS (cost $151,592,363)				151,592,363

REPURCHASE AGREEMENTS(m) — 19.0%
Barclays Capital, Inc., 0.140%, dated 06/26/12, due 07/03/12 in the amount of $51,001,388			51,000	51,000,000
BNP Paribas Securities Corp., 0.160%, dated 06/26/12, due 07/03/12 in the amount of $42,001,307			42,000	42,000,000
BNP Paribas Securities Corp., 0.180%, dated 06/27/12, due 07/05/12 in the amount of $35,001,400			35,000	35,000,000
BNP Paribas Securities Corp., 0.180%, dated 06/28/12, due 07/05/12 in the amount of $35,001,225			35,000	35,000,000
BNP Paribas Securities Corp., 0.190%, dated 06/25/12, due 07/02/12 in the amount of $43,001,589			43,000	43,000,000
Credit Suisse Securities, Inc., 0.170%, dated 06/28/12, due 07/05/12 in the amount of $39,001,289			39,000	39,000,000
Credit Suisse Securities, Inc., 0.190%, dated 06/05/12, due 07/03/12 in the amount of $37,005,468			37,000	37,000,000
Credit Suisse Securities, Inc., 0.190%, dated 06/25/12, due 07/02/12 in the amount of $35,001,293			35,000	35,000,000
Credit Suisse Securities, Inc., 0.210%, dated 06/04/12, due 07/02/12 in the amount of $38,006,207			38,000	38,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

			Principal Amount (000)#	Value (Note 2)

REPURCHASE AGREEMENTS(m) (continued)
Credit Suisse Securities, Inc., 0.210%, dated 06/29/12, due 07/31/12 in the amount of $34,006,347(g)			$34,000	$34,000,000
Deutsche Bank Securities, Inc., 0.190%, dated 06/25/12, due 07/02/12 in the amount of $35,001,293			35,000	35,000,000
Goldman Sachs & Co., 0.200%, dated 06/28/12, due 07/05/12 in the amount of $70,002,722			70,000	70,000,000
Goldman Sachs & Co., 0.200%, dated 06/29/12, due 07/06/12 in the amount of $15,020,584			15,020	15,020,000
UBS Securities LLC, 0.170%, dated 06/06/12, due 07/06/12 in the amount of $40,005,667			40,000	40,000,000
UBS Securities LLC, 0.200%, dated 06/25/12, due 07/25/12 in the amount of $35,005,833(g)			35,000	35,000,000
UBS Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $14,000,233			14,000	14,000,000

TOTAL REPURCHASE AGREEMENTS (cost $598,020,000)				598,020,000

	Interest Rate	Maturity Date
TIME DEPOSITS — 2.9%
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.190%	07/02/12	21,000	21,000,000
Norinchukin Bank	0.170%	07/02/12	27,000	27,000,000
US Bank National Assoc.	0.150%	07/02/12	43,000	43,000,000

TOTAL TIME DEPOSITS (cost $91,000,000)				91,000,000

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS — 39.7%
Federal Home Loan Bank(n)	0.070%	07/02/12	13,000	12,999,975
Federal Home Loan Bank(n)	0.082%	07/11/12	14,000	13,999,681
Federal Home Loan Bank(n)	0.100%	08/31/12	20,000	19,996,611
Federal Home Loan Bank(n)	0.105%	07/05/12	34,000	33,999,603
Federal Home Loan Bank(n)	0.105%	07/06/12	32,000	31,999,533
Federal Home Loan Bank(n)	0.115%	07/13/12	70,000	69,997,316
Federal Home Loan Bank(n)	0.120%	07/18/12	18,000	17,998,980
Federal Home Loan Bank(n)	0.120%	08/15/12	19,000	18,997,150
Federal Home Loan Bank	0.120%	08/16/12	11,250	11,249,406
Federal Home Loan Bank(n)	0.120%	09/04/12	40,326	40,317,263
Federal Home Loan Bank(n)	0.130%	07/05/12	22,000	21,999,682
Federal Home Loan Bank(n)	0.130%	07/11/12	18,000	17,999,350
Federal Home Loan Bank(n)	0.130%	07/11/12	11,000	10,999,582
Federal Home Loan Bank(n)	0.130%	08/24/12	14,000	13,997,270
Federal Home Loan Bank(n)	0.130%	08/29/12	17,000	16,996,378
Federal Home Loan Bank(n)	0.130%	11/01/12	4,000	3,998,223
Federal Home Loan Bank(n)	0.140%	07/06/12	14,000	13,999,728
Federal Home Loan Bank(n)	0.140%	07/25/12	14,000	13,998,693
Federal Home Loan Bank(n)	0.150%	07/13/12	31,000	30,998,450
Federal Home Loan Bank(n)	0.150%	07/18/12	14,000	13,999,008
Federal Home Loan Bank(n)	0.150%	09/26/12	4,000	3,998,550
Federal Home Loan Bank(n)	0.150%	10/30/12	25,000	24,987,396
Federal Home Loan Bank	1.625%	11/21/12	10,000	10,055,980
Federal Home Loan Mortgage Corp.(n)	0.070%	07/05/12	21,000	20,999,837
Federal Home Loan Mortgage Corp.(n)	0.080%	07/11/12	11,000	10,999,756
Federal Home Loan Mortgage Corp.(n)	0.110%	10/24/12	29,000	28,989,810
Federal Home Loan Mortgage Corp.(n)	0.120%	07/24/12	16,000	15,998,773
Federal Home Loan Mortgage Corp.(n)	0.120%	07/25/12	15,000	14,998,800
Federal Home Loan Mortgage Corp.(n)	0.120%	08/14/12	15,000	14,997,800
Federal Home Loan Mortgage Corp.(n)	0.120%	08/28/12	12,500	12,497,583

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.(n)	0.120%	09/11/12	$39,000	$38,990,640
Federal Home Loan Mortgage Corp.(n)	0.120%	09/19/12	26,000	25,993,067
Federal Home Loan Mortgage Corp.(n)	0.120%	10/03/12	14,000	13,995,613
Federal Home Loan Mortgage Corp.(n)	0.130%	07/24/12	24,000	23,998,007
Federal Home Loan Mortgage Corp.(n)	0.130%	08/08/12	30,000	29,995,883
Federal Home Loan Mortgage Corp.(n)	0.130%	08/22/12	53,000	52,990,048
Federal Home Loan Mortgage Corp.(n)	0.130%	09/19/12	26,000	25,992,489
Federal Home Loan Mortgage Corp.(n)	0.130%	10/10/12	17,000	16,993,800
Federal Home Loan Mortgage Corp.(n)	0.130%	10/25/12	17,000	16,992,879
Federal Home Loan Mortgage Corp.(n)	0.130%	11/01/12	14,000	13,992,825
Federal Home Loan Mortgage Corp.(n)	0.130%	11/14/12	14,000	13,993,124
Federal Home Loan Mortgage Corp.(n)	0.140%	10/16/12	22,000	21,990,846
Federal Home Loan Mortgage Corp.(n)	0.140%	11/06/12	12,000	11,994,027
Federal Home Loan Mortgage Corp.(n)	0.140%	11/08/12	14,000	13,992,922
Federal Home Loan Mortgage Corp.(n)	0.140%	11/09/12	12,000	11,993,887
Federal Home Loan Mortgage Corp.(n)	0.140%	11/20/12	14,000	13,992,269
Federal Home Loan Mortgage Corp.(n)	0.150%	10/30/12	15,000	14,992,438
Federal Home Loan Mortgage Corp.(n)	0.150%	11/27/12	29,000	28,981,996
Federal Home Loan Mortgage Corp.	1.000%	08/28/12	6,000	6,008,007
Federal Home Loan Mortgage Corp.	1.125%	07/27/12	18,000	18,012,789
Federal Home Loan Mortgage Corp.	1.375%	01/09/13	14,000	14,085,507
Federal National Mortgage Assoc.(n)	0.110%	09/20/12	53,000	52,986,882
Federal National Mortgage Assoc.(n)	0.120%	08/30/12	14,000	13,997,200
Federal National Mortgage Assoc.(n)	0.120%	08/31/12	18,000	17,996,340
Federal National Mortgage Assoc.(n)	0.130%	09/27/12	11,000	10,996,504
Federal National Mortgage Assoc.(n)	0.150%	09/05/12	11,000	10,996,975
Federal National Mortgage Assoc.(n)	0.150%	11/13/12	14,000	13,992,125
Federal National Mortgage Assoc.	0.265%(c)	08/23/12	16,000	16,001,588
Federal National Mortgage Assoc.	0.273%(c)	09/17/12	5,500	5,501,208
Federal National Mortgage Assoc.	0.273%(c)	10/18/12	28,500	28,512,214
Federal National Mortgage Assoc.	0.375%	12/28/12	16,000	16,014,305
Federal National Mortgage Assoc.	0.625%	09/24/12	24,000	24,025,964
Federal National Mortgage Assoc.	1.750%	08/10/12	24,000	24,041,836

TOTAL U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS (cost $1,254,102,371)				1,254,102,371

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Bills(n)	0.070%	07/05/12	7,000	6,999,914
U.S. Treasury Bills(n)	0.085%	07/12/12	26,000	25,999,325
U.S. Treasury Bills(n)	0.093%	08/16/12	19,000	18,996,480
U.S. Treasury Bills(n)	0.107%	07/12/12	12,000	11,999,608
U.S. Treasury Bills(n)	0.112%	07/12/12	21,000	20,999,294
U.S. Treasury Notes	0.500%	11/30/12	7,000	7,009,297
U.S. Treasury Notes	2.875%	01/31/13	11,000	11,171,927
U.S. Treasury Notes	4.125%	08/31/12	47,500	47,817,046
U.S. Treasury Notes	4.625%	07/31/12	23,000	23,085,830

TOTAL U.S. TREASURY OBLIGATIONS (cost $174,078,721)				174,078,721

TOTAL INVESTMENTS — 101.5% (cost $3,203,868,104)				3,203,868,104
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%				(46,196,333)

NET ASSETS — 100.0%				$3,157,671,771

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securites are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
MTN	Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(g)	Indicates a security that has been deemed illiquid.

(m)	Repurchase agreements are collateralized by FNMA (coupon rates 1.125%-8.00%, maturity dates 10/01/13-07/01/47), FHLMC (coupon rates 0.55%-7.00%, maturity dates 01/01/15-06/01/42), and U.S. Treasury Securities (coupon rates 1.00%-1.25%, maturity dates 03/15/ 14-08/31/16), with the aggregate value, including accrued interest, of $609,989,795.

(n)	Rates shown are the effective yields at purchase date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$288,522,218	$—
Commercial Paper	—	646,552,431	—
Corporate Bonds	—	151,592,363	—
Repurchase Agreements	—	598,020,000	—
Time Deposits	—	91,000,000	—
U.S. Government Agency/Supra National Obligations	—	1,254,102,371	—
U.S. Treasury Obligations	—	174,078,721	—

Total	$—	$3,203,868,104	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Government Agency/Supra National Obligations	39.7%
Commercial Paper	20.5
Repurchase Agreements	19.0
Certificates of Deposit	9.1

U.S. Treasury Obligations	5.5%
Corporate Bonds	4.8
Time Deposits	2.9

101.5
Liabilities in excess of other assets	(1.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $2,605,848,104)	$2,605,848,104
Repurchase agreements (cost $598,020,000)	598,020,000
Cash	431
Receivable for fund share sold	8,780,209
Interest receivable	2,862,760
Prepaid expenses	18,614

Total Assets	3,215,530,118

LIABILITIES:
Payable for investments purchased	48,101,431
Payable for fund share repurchased	9,337,256
Advisory fees payable	208,013
Accrued expenses and other liabilities	188,415
Shareholder servicing fees payable	22,740
Affiliated transfer agent fee payable	492

Total Liabilities	57,858,347

NET ASSETS	$3,157,671,771

Net assets were comprised of:
Paid-in capital	$3,157,203,276
Retained earnings	468,495

Net assets, June 30, 2012	$3,157,671,771

Net asset value and redemption price per share, $3,157,671,771 / 3,157,225,728 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$3,402,686

EXPENSES
Advisory fees	7,937,301
Shareholder servicing fees and expenses	1,587,066
Custodian and accounting fees	185,000
Trustees’ fees	20,000
Insurance expenses	19,000
Audit fee	11,000
Legal fees and expenses	7,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Miscellaneous	13,793

Total expenses	9,788,160
Less: advisory fee waivers and/or expense reimbursement	(6,157,956)
Less: shareholder servicing fee waiver	(542,832)

Net expenses	3,087,372

NET INVESTMENT INCOME	315,314

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	43,158

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$358,472

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$315,314	$636,235
Net realized gain on investment transactions	43,158	123,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	358,472	759,980

DISTRIBUTIONS	(315,343)	(635,559)

FUND SHARE TRANSACTIONS:
Fund share sold [1,709,639,599 and 5,674,983,351 shares, respectively]	1,709,639,599	5,674,983,352
Fund share issued in reinvestment/payment of distributions [310,147 and 630,053 shares, respectively]	310,147	630,053
Fund share repurchased [1,269,519,335 and 6,176,399,052 shares, respectively]	(1,269,519,335)	(6,176,399,052)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	440,430,411	(500,785,647)

TOTAL INCREASE (DECREASE) IN NET ASSETS	440,473,540	(500,661,226)
NET ASSETS:
Beginning of period	2,717,198,231	3,217,859,457

End of period	$3,157,671,771	$2,717,198,231

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
LONG-TERM INVESTMENTS — 103.4%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4	Aaa	5.414%	09/10/47	$3,500	$3,873,226
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-6, Class A4	Aaa	5.356%	10/10/45	1,500	1,666,071
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A4	Aa3	5.661%(c)	06/10/49	2,500	2,824,417
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	Aaa	5.322%	12/11/49	4,750	5,275,910
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B	Aa1	6.001%(c)	12/10/49	3,165	3,614,430
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3	Aaa	5.467%	09/15/39	3,990	4,417,540
CW Capital Cobalt Ltd., Series 2006-C1, Class A4	AA-(d)	5.223%	08/15/48	1,500	1,656,880
CW Capital Cobalt Ltd., Series 2007-C3, Class A4	BBB+(d)	5.811%(c)	05/15/46	840	932,413
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%	03/10/39	4,000	4,437,316
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%(c)	04/10/38	2,910	3,236,124
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	3,650	4,146,422
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	A1	5.790%(c)	08/10/45	5,000	5,549,070
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4	Aaa	5.814%(c)	06/12/43	2,500	2,790,142
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	Aa3	5.336%	05/15/47	4,000	4,425,384
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4	Aaa	5.440%	06/12/47	3,500	3,949,904
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4	Aa2	5.734%(c)	02/12/49	5,000	5,666,745
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4	Aa2	5.815%(c)	06/15/49	4,000	4,391,216
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882%(c)	02/15/51	2,600	2,954,003
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.420%	01/15/49	4,000	4,475,484
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%(c)	12/12/49	3,500	3,877,814
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4	Aa2	5.810%(c)	06/12/50	4,000	4,305,912
Morgan Stanley Capital I, Inc., Series 2007-IQ13, Class A4	A-(d)	5.364%	03/15/44	1,150	1,285,325
Morgan Stanley Capital I, Inc., Series 2007-IQ16, Class A4	A+(d)	5.809%	12/12/49	3,000	3,470,001
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3	Aaa	5.678%	05/15/46	1,686	1,936,491

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $80,679,893)					85,158,240

CORPORATE BONDS — 23.1%
Aerospace & Defense — 0.8%
L-3 Communications Corp., Gtd. Notes	Baa3	3.950%	11/15/16	3,505	3,722,468
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	2,165	2,268,621
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42	2,005	2,202,302

					8,193,391

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Agriculture — 0.5%
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	$4,350	$5,398,663

Automobile Manufacturers — 0.6%
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	Aa3	1.750%	05/22/17	5,695	5,741,147

Banking — 4.7%
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	4.500%	04/01/15	4,125	4,251,897
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	1,110	1,222,436
Bank of America Corp., Sr. Unsec’d. Notes	Aa2	5.875%	02/07/42	1,095	1,199,441
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.500%	08/01/16	1,675	1,839,374
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	2.650%	03/02/15	2,720	2,719,668
Citigroup, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	11/21/17	2,675	2,963,694
European Investment Bank (Supra National Bank), Sr. Unsec’d. Notes	Aaa	1.625%	06/15/17(a)	3,015	3,037,094
Goldman Sachs Group, Inc. (The), Sr. Notes	A3	3.300%	05/03/15	4,770	4,769,342
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%	01/24/22	1,150	1,213,945
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	2,360	2,312,925
JPMorgan Chase & Co., Unsec’d. Notes, MTN	A2	1.875%	03/20/15	4,385	4,381,610
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	7,880	7,798,836
UnionBanCal Corp., Sr. Unsec’d. Notes	A3	3.500%	06/18/22	3,375	3,408,946
Wells Fargo & Co., Sr. Notes	A2	1.500%	07/01/15	5,890	5,894,453

					47,013,661

Beverages — 1.6%
Diageo Investment Corp., Gtd. Notes	A3	4.250%	05/11/42	1,260	1,333,414
Heineken NV (Netherlands), Series 144A, Sr. Unsec’d. Notes, 144A	Baa1	3.400%	04/01/22	4,650	4,762,414
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	2.750%	03/05/22	2,340	2,361,788
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	2.950%	01/15/17	1,305	1,320,981
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	5.500%	01/15/42	2,460	2,519,220
SABMiller Holdings, Inc., Gtd. Notes, 144A	Baa1	3.750%	01/15/22	3,475	3,695,499

					15,993,316

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41	465	485,420

Commercial Services — 0.9%
ADT Corp. (The), Gtd. Notes, 144A	Baa2	3.500%	07/15/22	2,940	2,949,867
ADT Corp. (The), Sr. Notes, 144A	Baa2	2.250%	07/15/17	1,575	1,582,387
ERAC USA Finance LLC, Gtd. Notes, 144A	Baa1	7.000%	10/15/37	2,035	2,453,068
Experian Finance PLC (United Kingdom), Gtd. Notes, 144A	Baa1	2.375%	06/15/17	1,935	1,937,167

					8,922,489

Computers — 1.1%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	2.350%	03/15/15	3,900	3,960,863
Hewlett-Packard Co., Sr. Unsec’d. Notes	A3	2.600%	09/15/17	3,615	3,628,748
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	4.650%	12/09/21	3,105	3,254,673

					10,844,284

Construction & Engineering — 0.2%
BAA Funding Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A	A-(d)	2.500%	06/25/17	1,890	1,900,576

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services — 0.8%
General Electric Capital Corp., Unsec’d. Notes	A1	1.625%	07/02/15	$4,140	$4,149,262
General Electric Capital Corp., Unsec’d. Notes, MTN	A1	2.300%	04/27/17	3,900	3,926,368

					8,075,630

Electric — 1.0%
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	4.000%	10/01/20	6,465	6,505,335
Georgia Power Co., Sr. Unsec’d. Notes	A3	4.300%	03/15/42	1,875	1,953,118
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	3.150%	04/01/22	1,810	1,826,594

					10,285,047

Foods — 0.6%
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	1.625%	06/04/15	1,975	1,995,894
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	2.250%	06/05/17	1,580	1,617,727
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/04/42	2,425	2,566,562

					6,180,183

Healthcare Products — 0.2%
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	1.350%	05/29/15	2,350	2,353,053

Insurance — 0.3%
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	Aa2	3.400%	01/31/22	2,390	2,505,518

Machinery — 0.2%
Caterpillar, Inc., Sr. Notes	A2	1.500%	06/26/17	1,725	1,727,389

Media — 2.7%
CBS Corp., Gtd. Notes	Baa2	4.850%	07/01/42	2,860	2,799,248
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	2.400%	03/15/17	5,150	5,183,913
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	5.000%	03/01/21	1,160	1,274,370
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	6.000%	08/15/40	3,100	3,378,141
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	6.400%	04/30/40	2,005	2,449,478
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%	09/01/41	2,710	2,948,724
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18	4,450	5,420,914
Time Warner, Inc., Gtd. Notes	Baa2	5.375%	10/15/41(a)	1,095	1,165,230
Time Warner, Inc., Gtd. Notes	Baa2	6.100%	07/15/40	2,350	2,703,433

					27,323,451

Metals & Mining — 0.8%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18(a)	4,660	4,724,993
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	3.550%	03/01/22	2,780	2,735,181

					7,460,174

Office Equipment & Supplies — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.500%	05/15/21	1,745	1,810,802

Oil & Gas — 2.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	5.950%	09/15/16	3,925	4,454,004
Apache Corp., Sr. Unsec’d. Notes	A3	4.750%	04/15/43	3,210	3,565,581
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.846%	05/05/17	4,025	4,065,033

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	1.875%	05/15/17	$2,015	$2,015,355
Encana Corp. (Canada), Sr. Unsec’d. Notes	Baa2	5.900%	12/01/17	4,330	4,935,702
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	1.500%	02/15/18(a)	1,210	1,213,770

					20,249,445

Pharmaceuticals — 0.9%
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	3.500%	11/15/16	2,670	2,811,147
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	2.650%	05/15/17	5,800	5,900,740

					8,711,887

Retail — 0.4%
Target Corp., Sr. Unsec’d. Notes	A2	4.000%	07/01/42	4,380	4,314,409

Telecommunications — 2.4%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.000%	02/15/22	3,925	3,987,356
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.550%	02/15/39	2,325	2,992,321
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	2.000%	06/22/15	1,215	1,231,695
Qwest Corp., Sr. Unsec’d. Notes	Baa3	6.750%	12/01/21	4,225	4,753,894
Telefonaktiebolaget LM Ericsson (Sweden), Sr. Unsec’d. Notes	A3	4.125%	05/15/22	5,900	5,916,314
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	3.992%	02/16/16	1,555	1,390,134
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.462%	02/16/21	4,075	3,548,481

					23,820,195

Tobacco — 0.1%
BAT International Finance PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	1.400%	06/05/15	1,440	1,439,832

TOTAL CORPORATE BONDS (cost $227,178,871)					230,749,962

U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.8%
Federal Home Loan Bank		5.500%	07/15/36	8,585	11,580,083
Federal Home Loan Mortgage Corp.		3.500%	01/01/41-06/01/42	9,000	9,452,231
Federal Home Loan Mortgage Corp.		3.500%	TBA	39,055	40,971,136
Federal Home Loan Mortgage Corp.		4.000%	05/01/39-10/01/41	15,015	15,957,166
Federal Home Loan Mortgage Corp.		4.000%	TBA	21,930	23,269,787
Federal Home Loan Mortgage Corp.		4.500%	08/01/39-06/01/41	35,581	38,047,292
Federal Home Loan Mortgage Corp.		4.500%	TBA	750	800,977
Federal Home Loan Mortgage Corp.		5.000%	12/01/28-12/01/41	18,011	19,503,407
Federal Home Loan Mortgage Corp.		5.500%	02/01/38-05/01/38	14,224	15,473,953
Federal Home Loan Mortgage Corp.		5.500%	TBA	52,685	57,253,780
Federal Home Loan Mortgage Corp.		6.000%	09/01/13-05/01/40	5,929	6,506,596
Federal National Mortgage Assoc.		4.000%	05/01/30-06/01/42	32,004	34,148,951
Federal National Mortgage Assoc.		4.000%	TBA	995	1,059,393
Federal National Mortgage Assoc.		4.000%	TBA	15,645	16,649,703
Federal National Mortgage Assoc.		4.500%	10/01/40-11/01/41	16,359	17,620,334
Federal National Mortgage Assoc.		5.000%	10/01/34-03/01/36	14,435	15,690,150
Federal National Mortgage Assoc.		5.000%	TBA	10,475	11,335,914
Federal National Mortgage Assoc.		5.500%	06/01/38-12/01/39	14,512	15,852,289
Federal National Mortgage Assoc.		5.500%	TBA	35,235	38,433,676

Federal National Mortgage Assoc.		6.000%	10/01/37-09/01/40	7,211	7,932,035

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $394,311,714)					397,538,853

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS — 32.0%
U.S. Treasury Bonds	4.500%	02/15/36	$21,805	$29,286,841
U.S. Treasury Bonds	6.875%	08/15/25	18,585	29,030,346
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.125%	01/15/21	6,750	8,168,511
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.000%	01/15/26	7,005	10,361,158
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/17	34,830	45,851,554
U.S. Treasury Notes	0.625%	07/31/12-02/28/13	79,400	79,564,045
U.S. Treasury Notes	1.125%	12/15/12	50,000	50,212,900
U.S. Treasury Notes	2.375%	10/31/14	865	905,276
U.S. Treasury Notes	3.625%	08/15/19	56,025	65,711,218

TOTAL U.S. TREASURY OBLIGATIONS (cost $317,485,603)				319,091,849

TOTAL LONG-TERM INVESTMENTS (cost $1,019,656,081)				1,032,538,904

			Shares
SHORT-TERM INVESTMENT — 16.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $161,604,287; includes $6,194,890 of cash collateral for securities on loan)(b)(w) (Note 4)			161,604,287	161,604,287

TOTAL INVESTMENTS — 119.6% (cost $1,181,260,368)				1,194,143,191
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (19.6)%				(195,870,199)

NET ASSETS — 100.0%				$998,272,992

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,052,220; cash collateral of $6,194,890 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Depreciation(1)
Short Position:
497	5 Year U.S. Treasury Notes	Sep. 2012	$61,536,906	$61,612,469	$(75,563)

(1)	Cash of $313,300 has been segregated to cover requirement for open futures contracts as of June 30, 2012.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$85,158,240	$—
Corporate Bonds	—	230,749,962	—
U.S. Government Agency Obligations	—	397,538,853	—
U.S. Treasury Obligations	—	319,091,849	—
Affiliated Money Market Mutual Fund	161,604,287	—	—
Other Financial Instruments*
Futures	—	(75,563)	—

Total	$161,604,287	$1,032,463,341	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Government Agency Obligations	39.8%
U.S. Treasury Obligations	32.0
Affiliated Money Market Mutual Fund (0.6% represents investments purchased with collateral from securities on loan)	16.2
Commercial Mortgage-Backed Securities	8.5
Banking	4.7
Media	2.7
Telecommunications	2.4
Oil & Gas	2.0
Beverages	1.6
Computers	1.1
Electric	1.0
Commercial Services	0.9
Pharmaceuticals	0.9

Aerospace & Defense	0.8%
Diversified Financial Services	0.8
Metals & Mining	0.8
Foods	0.6
Automobile Manufacturers	0.6
Agriculture	0.5
Retail	0.4
Insurance	0.3
Healthcare Products	0.2
Construction & Engineering	0.2
Office Equipment & Supplies	0.2
Machinery	0.2
Tobacco	0.1
Biotechnology	0.1

119.6
Liabilities in excess of other assets	(19.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from broker-variation margin	$75,563	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(715,901)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$201,179

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $9,528,433 and the average value at trade date for futures short position was $60,564,523.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

Investments at value, including securities on loan of $6,052,220:
Unaffiliated investments (cost $1,019,656,081)	$1,032,538,904
Affiliated investments (cost $161,604,287)	161,604,287
Deposit with broker	313,300
Receivable for investments sold	23,532,927
Dividends and interest receivable	5,633,926
Receivable for fund share sold	1,501,602
Due from broker-varation margin	105,188
Prepaid expenses	1,136

Total Assets	1,225,231,270

LIABILITIES:
Payable for investments purchased	220,121,762
Payable to broker for collateral for securities on loan	6,194,890
Payable for fund share repurchased	291,752
Advisory fees payable	173,093
Accrued expenses and other liabilities	109,768
Shareholder servicing fees payable	66,521
Affiliated transfer agent fee payable	492

Total Liabilities	226,958,278

NET ASSETS	$998,272,992

Net assets were comprised of:
Paid-in capital	$966,872,325
Retained earnings	31,400,667

Net assets, June 30, 2012	$998,272,992

Net asset value and redemption price per share, $998,272,992 / 96,225,916 outstanding shares of beneficial interest	$10.37

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$11,003,685
Affiliated dividend income	178,928
Affiliated income from securities lending, net	8,905

11,191,518

EXPENSES
Advisory fees	3,286,952
Shareholder servicing fees and expenses	469,565
Custodian and accounting fees	86,000
Audit fee	18,000
Trustees’ fees	10,000
Legal fees and expenses	6,000
Insurance expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	8,845

Total expenses	3,903,362
Less: advisory fee waivers and/or expense reimbursement	(55,233)
Less: shareholder servicing fee waiver	(95,831)

Net expenses	3,752,298

NET INVESTMENT INCOME	7,439,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	11,871,816
Futures transactions	(715,901)

11,155,915

Net change in unrealized appreciation (depreciation) on:
Investments	6,445,843
Futures	210,179

6,656,022

NET GAIN ON INVESTMENTS	17,811,937

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,251,157

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	October 17, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,439,220	$2,336,606
Net realized gain on investment transactions	11,155,915	601,502
Net change in unrealized appreciation (depreciation) on investments	6,656,022	6,151,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,251,157	9,089,346

DISTRIBUTIONS	(2,939,836)	—

FUND SHARE TRANSACTIONS:
Fund share sold [25,511,193 and 97,112,835 shares, respectively]	262,351,946	973,898,892
Fund share issued in reinvestment of distributions [284,317 and 0 shares]	2,939,836	—
Fund share repurchased [17,844,860 and 8,837,569 shares]	(183,849,166)	(88,469,183)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	81,442,616	885,429,709

TOTAL INCREASE IN NET ASSETS	103,753,937	894,519,055
NET ASSETS:
Beginning of period	894,519,055	—

End of period	$998,272,992	$894,519,055

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 97.8%
ASSET-BACKED SECURITIES — 9.8%
Non-Residential Mortgage-Backed Securities — 5.8%
AIMCO CDO (Cayman Islands), Series 2005-AA, Class A1B, 144A	Aaa	0.716%(c)	10/20/19	$5,015	$4,794,930
AMMC CDO (Cayman Islands), Series 2006-6A, Class 1A, 144A	Aaa	0.692%(c)	05/03/18	1,234	1,207,470
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	Aaa	0.726%(c)	01/26/20	2,957	2,854,435
Avoca CLO I BV (Ireland), Series A, 144A	Aaa	1.867%(c)	01/15/20	3,694	4,488,942
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%(c)	03/15/16	9,600	10,080,529
Bank One Issuance Trust, Series 2003-C3, Class C3	Baa2	4.770%	02/15/16	10,000	10,337,728
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	Aa1	0.726%(c)	04/25/19	3,000	2,890,473
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C4	Baa2	5.000%	06/10/15	5,000	5,170,460
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	Baa2	0.715%(c)	03/24/17	6,500	6,419,507
Eagle Creek CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1	Aaa	0.707%(c)	02/28/18	1,500	1,443,214
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	Aa1	0.938%(c)	03/15/20	3,000	2,681,646
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2011-6A, Class A1, 144A	Aaa	2.117%(c)	11/22/22	250	251,099
Gulf Stream - Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	Aaa	0.697%(c)	08/21/20	1,779	1,729,091
Katonah Ltd. (Cayman Islands), Series 7A, Class A1, 144A	Aaa	0.727%(c)	11/15/17	1,872	1,826,063
Landmark CDO Ltd. (Cayman Islands), Series 2007-9A, Class A1	Aaa	0.682%(c)	04/15/21	6,750	6,531,178
LCM LP (Cayman Islands), Series 3A, Class A, 144A	Aaa	0.727%(c)	06/01/17	4,124	4,020,610
Lightpoint CLO Ltd. (Cayman Islands), Series 2005-3A, Class A1A, 144A	Aaa	0.728%(c)	09/15/17	6,320	6,120,409
MBNA Credit Card Master Note Trust, Series 2003-C7, Class C7	A3	1.592%(c)	03/15/16	14,090	14,167,219
Morgan Stanley ABS Capital I, Series 2004-HE3, Class M1	AA(d)	1.100%(c)	03/25/34	8,630	6,880,447
Race Point CLO Ltd. (Cayman Islands), Series 2012-6A, Class B, 144A	AA(d)	2.967%(c)	05/24/23(g)	3,250	3,233,142
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	AA(d)	3.117%(c)	08/17/22	2,750	2,640,000
Trimaran CLO Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.716%(c)	11/01/18	15,200	14,802,140

					114,570,732

Residential Mortgage-Backed Securities — 4.0%
ACE Securities Corp., Series 2003-OP1, Class M1	Ba3	1.295%(c)	12/25/33	726	580,956
ACE Securities Corp., Series 2004-IN1, Class A1	Aa2	0.565%(c)	05/25/34	1,261	941,242
ACE Securities Corp., Series 2004-OP1, Class M1	Ba3	1.025%(c)	04/25/34	988	815,273
Ameriquest Mortgage Securities, Inc., Series 2003-1, Class M1	B1	1.595%(c)	02/25/33	1,195	904,175
Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class A2	A1	0.845%(c)	02/25/34	456	390,349

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Asset Backed Securities Corp. Home Equity, Series 2003-HE1, Class M2	Aa1	3.767%(c)	01/15/33	$1,070	$1,005,116
Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1	Ba2	1.217%(c)	12/15/33	849	664,028
Asset Backed Securities Corp. Home Equity, Series 2004-HE2, Class M1	Ba3	1.070%(c)	04/25/34	7,466	6,183,209
Asset Backed Securities Corp. Home Equity, Series 2004-HE3, Class M1	Ba1	1.055%(c)	06/25/34	4,396	3,467,723
Asset Backed Securities Corp. Home Equity, Series 2004-HE5, Class M1	Baa3	1.145%(c)	08/25/34	5,000	4,245,860
Bear Stearns Asset Backed Securities Trust, Series 2003-2, Class A3	A1	0.995%(c)	03/25/43	1,719	1,532,550
Bear Stearns Asset Backed Securities Trust, Series 2004-HE5, Class M1	Baa3	0.815%(c)	07/25/34	3,024	2,414,639
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A	BB(d)	0.735%(c)	07/25/35	5,545	4,228,170
Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A1	BB(d)	0.625%(c)	06/25/36	5,342	4,194,039
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	Aa3	0.795%(c)	10/25/34	5,630	5,242,076
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M1	Baa3	0.995%(c)	02/25/34	4,432	3,508,004
Countrywide Asset-Backed Certificates, Series 2004-BC4, Class M1	AA+(d)	0.945%(c)	11/25/34	6,250	4,348,469
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 144A	A1	0.585%(c)	06/25/33	2,787	2,467,172
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A6	Baa2	5.372%	05/25/35	997	1,009,731
Equifirst Mortgage Loan Trust, Series 2004-3, Class M2	A1	0.845%(c)	12/25/34	3,000	2,367,027
HSBC Home Equity Loan Trust, Series 2005-2, Class M2	Aa1	0.734%(c)	01/20/35	3,402	3,052,777
HSBC Home Equity Loan Trust, Series 2006-1, Class A2	Aaa	0.424%(c)	01/20/36	5,766	5,153,343
MASTR Asset Backed Securities Trust, Series 2004-HE1, Class M2	Aa3	0.975%(c)	09/25/34	4,000	3,442,012
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1	B2	1.145%(c)	04/25/34	4,313	3,351,640
MASTR Asset Backed Securities Trust, Series 2005-NC1, Class M1	Aa1	0.725%(c)	12/25/34	4,531	3,612,254
Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1	Ba3	1.445%(c)	06/25/33	816	648,742
Option One Mortgage Loan Trust, Series 2003-5, Class A2	Baa3	0.885%(c)	08/25/33	2,035	1,663,096
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	A2	0.745%(c)	12/25/33	1,004	854,928
Saxon Asset Securities Trust, Series 2004-1, Class A	Aaa	0.785%(c)	03/25/35	405	282,592
Securitized Asset Backed Receivables LLC, Series 2004-OP1, Class M1	Ba3	1.010%(c)	02/25/34	7,569	5,790,040
Structured Asset Investment Loan Trust, Series 2004-11, Class A4	A3	0.695%(c)	01/25/35	1,106	1,025,196

					79,386,428

TOTAL ASSET-BACKED SECURITIES (cost $189,041,522)					193,957,160

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) — 1.8%
Automotive
Syniverse Holdings, Inc.	Ba3	2.750%	08/07/14	$980	$966,527

Cable — 0.1%
Charter Communications Operating LLC	Ba1	4.000%	05/15/19	1,496	1,484,654

Capital Goods — 0.1%
Walter Energy, Inc.	B1	4.000%	04/02/18	1,910	1,866,457

Chemicals — 0.2%
Ashland Inc.	Baa3	3.750%	08/23/18	1,995	1,996,717
Rockwood Holdings, Inc.	Ba1	3.500%	02/09/18	1,833	1,830,439

					3,827,156

Electric — 0.1%
Calpine Corp.	B1	4.500%	04/01/18	1,995	1,979,365

Healthcare & Pharmaceutical — 0.4%
Community Health Systems, Inc.	Ba3	3.967%	01/25/17	2,151	2,112,780
DaVita, Inc.	Ba2	4.500%	10/20/16	3,980	3,974,927
Grifols, Inc.	Ba3	3.717%	06/01/16	969	959,062
RPI Finance Trust, Inc.	Baa2	4.000%	11/09/18	1,828	1,811,561

					8,858,330

Media & Entertainment — 0.2%
ProSiebenSat.1 Media AG	Ba2	3.181%	07/01/16	3,700	4,422,226

Metals — 0.1%
Schaeffler AG	B1	6.000%	01/27/17	2,000	1,996,876

Pipelines & Other — 0.1%
Energy Transfer Equity LP	Ba2	3.750%	03/23/17	2,175	2,125,286

Real Estate Investment Trusts — 0.1%
CB Richard Ellis Services, Inc.	Ba1	3.741%	09/04/19	1,485	1,464,266

Technology — 0.4%
First Data Corp.	B1	2.995%	09/24/14	1,000	957,375
Flextronics International Ltd.	Ba1	2.489%	10/01/14	698	682,131
Flextronics International Ltd.	Ba1	2.495%	10/01/14	997	974,324
Freescale Semiconductor, Inc.	B1	4.489%	12/01/16	1,750	1,652,000
NXP B.V.	B3	4.500%	03/03/17	997	981,266
Sensata Technologies Holding	Ba2	4.000%	05/12/18	1,698	1,684,413

					6,931,509

TOTAL BANK LOANS (cost $36,019,059)					35,922,652

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class AJ	Aaa	4.992%	11/10/41	500	515,242
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4	Aaa	5.115%	10/10/45	2,000	2,230,916
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4	AAA(d)	5.919%(c)	05/10/45	2,720	3,100,996
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4	A+(d)	5.889%	07/10/44	7,967	8,994,855
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A3	AAA(d)	5.620%	02/10/51	7,500	7,982,175

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4	Aaa	5.901%(c)	09/11/38	$1,500	$1,703,876
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4	AAA(d)	5.540%	09/11/41	2,750	3,131,656
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AAB	AAA(d)	5.926%	06/11/50	7,000	7,629,391
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	5,800	6,027,372
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.889%(c)	12/10/49	6,665	7,695,169
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4	Aaa	5.394%(c)	07/15/44	7,170	7,978,955
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617%	10/15/48	8,610	9,746,770
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	Aaa	5.293%	12/11/49	1,990	2,100,889
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.593%(c)	02/15/39	3,320	3,710,386
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class AM	AA-(d)	5.593%(c)	02/15/39	2,840	3,077,850
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A3	Aaa	5.966%(c)	09/15/39	7,000	7,298,319
CW Capital Cobalt Ltd. (Cayman Islands), Series 2006-C1, Class A4	AA-(d)	5.223%	08/15/48	2,190	2,419,046
FHLMC Multifamily Structured Pass Through Certificates, Series K010, Class A2	NR	4.333%	10/25/20	2,500	2,856,532
FHLMC Multifamily Structured Pass Through Certificates, Series K501, Class X1A, IO	Aaa	1.758%	08/25/16	20,154	1,092,015
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4	AAA(d)	5.481%(c)	03/10/44	7,160	7,979,362
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4	AAA(d)	5.238%	11/10/45	7,000	7,597,765
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ	Aa2	4.859%	08/10/42	2,396	2,484,444
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4(a)	Aaa	6.071%(c)	07/10/38	6,570	7,488,670
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	9,134	10,157,647
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	8,300	9,428,850
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4	Aaa	5.481%(c)	12/12/44	5,000	5,575,045
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4	Aaa	5.475%	04/15/43	8,500	9,500,544
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4	Aaa	5.399%	05/15/45	1,505	1,703,434
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A3	Aaa	3.139%	06/15/45	3,700	3,789,706
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	AA(d)	5.263%(c)	11/15/40	3,509	3,809,648
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	Aaa	5.661%	03/15/39	500	561,614
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	A(d)	5.848%(c)	05/12/39	2,025	2,187,970
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	6,138	6,984,693

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	A	5.657%(c)	02/12/39	$930	$987,140
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	Aaa	6.093%(c)	06/12/46	7,000	7,934,969
Morgan Stanley Capital I, Series 2006-IQ11, Class A4	AAA(d)	5.894%(c)	10/15/42	3,000	3,377,994
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%	12/15/43	2,600	2,953,605
Morgan Stanley Capital I, Series 2007-HQ11, Class A4	Aaa	5.447%	02/12/44	880	995,013
Morgan Stanley Capital I, Inc., Series 2006-HQ8, Class A4	Aaa	5.600%(c)	03/12/44	5,096	5,677,787
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	Aa1	5.179%(c)	07/15/42	3,500	3,794,707
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4	Aaa	5.418%	01/15/45	3,479	3,867,079
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%(c)	06/15/45	9,000	10,262,133
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	Aaa	5.765%	07/15/45	7,815	8,806,395
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	Aa2	5.509%	04/15/47	8,500	9,302,630
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	6.097%(c)	02/15/51	8,250	9,245,173

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $232,017,410)					235,746,427

CORPORATE BONDS — 26.6%
Aerospace & Defense — 0.1%
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba2	8.500%	07/01/18	2,000	2,187,500

Airlines — 0.4%
Continental Airlines 2012-1 Class A Pass Through Trusts, Pass Thru Certs.(a)	Baa2	4.150%	04/11/24	5,150	5,059,875
Delta Air Lines 2011-1 Class A Pass Through Trust, Pass Thru. Certs.(a)	Baa2	5.300%	04/15/19	3,314	3,537,752

					8,597,627

Automotive — 0.4%
Ford Motor Credit Co LLC, Sr. Unsec’d. Notes(a)	Baa3	2.750%	05/15/15	3,980	4,012,294
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	Baa1	2.700%	03/15/17	670	679,716
Hyundai Capital America, Gtd. Notes, 144A	Baa2	4.000%	06/08/17	2,825	2,922,838

					7,614,848

Banking — 6.5%
American Express Co, Sr. Unsec’d. Notes	A3	7.000%	03/19/18	610	755,049
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	6,500	8,655,420
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa2	5.000%	05/13/21	7,315	7,546,937
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN	Baa2	5.650%	05/01/18	3,575	3,822,722
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	2,520	2,775,261
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	Aa2	2.500%	01/11/17	3,825	3,953,945
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	6.750%	05/22/19	2,150	2,508,074

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
Capital One Bank USA NA, Sub. Notes	Baa1	8.800%	07/15/19	$5,500	$6,926,436
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	3,595	3,713,110
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	05/15/18	5,655	6,314,226
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.125%	07/15/39	2,250	3,002,614
Citigroup, Inc., Sub. Notes	Baa3	6.125%	08/25/36	2,350	2,311,406
Citigroup, Inc., Unsec’d. Notes(a)	Baa2	8.500%	05/22/19	1,000	1,235,031
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	A3	5.250%	07/27/21	8,000	8,126,544
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	A3	5.750%	01/24/22	2,130	2,248,437
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	6.750%	10/01/37	4,750	4,655,252
HSBC Holdings PLC (United Kingdom), Sub. Notes	A3	6.500%	05/02/36	5,000	5,512,440
HSBC USA Inc, Sr. Unsec’d. Notes	A2	2.375%	02/13/15	1,950	1,972,226
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	4.250%	10/15/20	5,900	6,198,033
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	5,790	6,110,754
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19	6,400	7,479,885
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes(a)	A2	4.200%	03/28/17	2,850	2,939,795
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	A2	6.375%	01/21/21	3,175	3,598,164
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.500%	07/28/21	6,350	6,256,382
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	5.625%	09/23/19	4,450	4,404,165
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A3	6.125%	01/11/21	2,225	2,471,786
UBS AG London (Switzerland), Covered Notes, 144A	Aaa	2.250%	03/30/17	1,850	1,855,687
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	2.625%	12/15/16	4,825	4,958,619
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	2.100%	05/08/17	2,375	2,380,308
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	A2	3.500%	03/08/22	1,750	1,800,685
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	4.600%	04/01/21	1,965	2,192,229

					128,681,622

Cable — 1.4%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625%	09/15/17	4,000	4,460,000
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	2,900	3,526,684
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	1,990	2,555,988
DIRECTV Holdings LLC / DIRECTV Financing Co, Inc., Gtd. Notes	Baa2	5.150%	03/15/42	3,375	3,396,765
DISH DBS Corp., Gtd. Notes	Ba2	6.625%	10/01/14	2,500	2,681,250
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.550%	05/01/37	3,590	4,257,105
Videotron Ltee (Canada), Gtd. Notes	Ba1	9.125%	04/15/18	2,000	2,190,000
Virgin Media Finance PLC (United Kingdom), Gtd. Notes(a)	Ba2	5.250%	02/15/22	4,600	4,703,500

					27,771,292

Capital Goods — 0.9%
Actuant Corp., Gtd. Notes, 144A	Ba2	5.625%	06/15/22	2,390	2,455,725
Deere & Co, Sr. Unsec’d. Notes	A2	3.900%	06/09/42	1,335	1,326,327
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,387,082; purchased 10/26/11)(f)	Baa1	7.000%	10/15/37(g)	2,050	2,471,150
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 144A	A3	4.625%	01/13/22	1,475	1,546,201
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	2.000%	01/13/17	2,950	3,042,898

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Goods (continued)
Penske Truck Leasing Co LP/PTL Finance Corp., Unsec’d. Notes, 144A	Baa3	3.125%	05/11/15	$915	$920,472
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42	3,265	3,586,292
Xylem, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.875%	10/01/21	1,950	2,156,756

					17,505,821

Chemicals — 0.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	5.250%	11/15/41	3,800	4,200,661
LyondellBasell Industries NV (Netherlands), Gtd. Notes, 144A	Ba2	6.000%	11/15/21	250	274,375
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400%	02/14/22	4,525	4,524,724

					8,999,760

Consumer — 0.2%
Sealy Mattress Co, Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16	3,376	3,662,994

Electric — 1.2%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	03/01/14	2,000	2,170,000
Commonwealth Edison Co., First Mortgage Bonds	A3	6.450%	01/15/38	2,110	2,866,682
Duke Energy Carolinas LLC, First Mortgage Bonds	A1	4.250%	12/15/41	1,350	1,455,316
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%	11/15/31	2,360	2,962,437
Florida Power & Light Co., First Mortgage Bonds	Aa3	4.125%	02/01/42	1,350	1,413,441
NRG Energy, Inc., Gtd. Notes(a)	B1	7.375%	01/15/17	1,500	1,560,000
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	4.500%	12/15/41	3,200	3,385,344
Puget Sound Energy, Inc., Sr. Sec’d. Notes	A3	4.434%	11/15/41	3,675	4,011,387
San Diego Gas & Electric Co., First Mortgage Bonds	Aa3	3.950%	11/15/41	1,125	1,183,993
Southern Power Co., Sr. Unsec’d. Notes	Baa1	5.150%	09/15/41	1,025	1,113,779
Virginia Electric and Power Co., Sr. Unsec’d. Notes	A3	2.950%	01/15/22	1,425	1,468,060

					23,590,439

Energy - Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21	3,300	3,493,578
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.750%	11/15/39	1,980	2,466,793
Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A	Baa2	7.250%	11/05/19	1,050	1,181,250

					7,141,621

Energy - Other — 0.9%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	5.950%	06/01/41	1,350	1,532,035
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	05/15/42	1,990	2,088,210
Halliburton Co., Sr. Unsec’d. Notes	A2	4.500%	11/15/41	3,320	3,481,535
Kerr-McGee Corp., Gtd. Notes	Baa3	6.950%	07/01/24	3,110	3,849,300
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625%	09/15/21	2,500	2,597,618
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	1,975	2,076,801
Phillips 66, Gtd. Notes, 144A	Baa1	2.950%	05/01/17	715	734,711
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%	02/01/22	725	739,500
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	7.350%	12/15/41	295	356,920
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	5.250%	01/15/17	575	582,188

					18,038,818

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Foods — 1.6%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	$3,296	$4,353,205
ARAMARK Corp., Gtd. Notes	B3	8.500%	02/01/15	2,527	2,587,042
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A(a)	B3	8.625%	05/01/16	1,175	1,202,918
Darling International, Inc., Gtd. Notes	Ba3	8.500%	12/15/18	1,200	1,347,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	2,000	2,177,500
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes (original cost $1,148,750; purchased 01/30/12)(f)	B1	11.625%	05/01/14(g)	1,000	1,137,500
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,763,900;purchased 12/07/11-12/08/11)(f)	B1	7.250%	06/01/21	2,990	2,780,700
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	5.000%	06/04/42	1,205	1,275,343
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	02/01/18	5,280	6,327,108
Minerva Luxembourg SA (Luxembourg), Gtd. Notes, 144A	B2	12.250%	02/10/22	1,690	1,757,600
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	B2	7.500%	11/15/14	750	761,250
Tesco PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa1	2.000%	12/05/14	2,175	2,197,289
Wendy’s Co. (The), Gtd. Notes	B3	10.000%	07/15/16	2,750	2,959,715

					30,864,170

Gaming — 0.4%
Marina District Finance Co., Inc., Sr. Sec’d. Notes(a)	B2	9.500%	10/15/15	1,500	1,455,000
MGM Resorts International, Gtd. Notes	B3	6.750%	04/01/13	1,000	1,023,750
MGM Resorts International, Sr. Sec’d. Notes	Ba2	13.000%	11/15/13	3,000	3,420,000
Peninsula Gaming LLC / Peninsula Gaming Corp., Sec’d. Notes	Ba3	8.375%	08/15/15	850	894,625
Pinnacle Entertainment, Inc., Gtd. Notes(a)	B1	8.625%	08/01/17	2,000	2,175,000

					8,968,375

Healthcare & Pharmaceutical — 1.1%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41	2,560	2,672,422
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.375%	05/15/43	2,615	2,828,761
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	2.750%	11/21/14	3,645	3,722,981
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.450%	09/15/37	1,020	1,381,046
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41	1,420	1,655,237
HCA, Inc., Sr. Sec’d. Notes(a)	Ba3	5.875%	03/15/22	2,000	2,090,000
HCA, Inc., Sr. Unsec’d. Notes	B3	6.750%	07/15/13	3,000	3,127,500
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	6.250%	11/01/18	375	396,562
Teva Pharmaceutical Finance IV BV (Curacao), Gtd. Notes	A3	3.650%	11/10/21	4,180	4,396,432

					22,270,941

Healthcare Insurance — 0.6%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	12/15/37	2,250	2,943,662
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.375%	02/15/42	2,240	2,383,351
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.300%	08/15/14	1,500	1,630,494
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.625%	11/15/41	3,360	3,610,921
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	5.950%	02/15/41	363	465,518
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	4.625%	05/15/42	1,065	1,097,884

					12,131,830

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance — 2.0%
Allied World Assurance Co. Ltd. (Bermuda), Gtd. Notes	Baa1	5.500%	11/15/20	$4,500	$4,727,205
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	5.200%	01/15/42	255	286,392
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	7,879	9,511,426
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875%	06/01/20	1,700	1,841,044
Chubb Corp. (The), Sr. Unsec’d. Notes	A2	6.000%	05/11/37	1,910	2,452,062
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	7.000%	07/15/34	1,500	1,607,880
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes(a)	Baa3	5.125%	04/15/22	1,410	1,451,956
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	6.500%	05/01/42	885	895,793
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%	03/15/35	950	971,854
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	2,500	2,696,795
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	A1	5.375%	12/01/41	1,875	2,010,746
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	3,620	4,291,333
Northwestern Mutual Life Insurance Co., Sub. Notes, 144A	Aa2	6.063%	03/30/40	1,130	1,375,908
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.250%	06/15/39	2,375	3,016,207
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	2,190	2,827,866

					39,964,467

Lodging — 0.6%
Case New Holland, Inc. (Italy), Gtd. Notes	Ba2	7.875%	12/01/17	4,000	4,620,000
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%	10/01/14	1,586	1,808,040
Host Hotels & Resorts LP, Gtd. Notes	Ba1	6.375%	03/15/15	500	507,500
Host Hotels & Resorts LP, Gtd. Notes	Ba1	9.000%	05/15/17	2,000	2,215,000
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250%	03/01/22	1,865	1,877,945

					11,028,485

Media & Entertainment — 1.0%
Belo Corp., Gtd. Notes	Ba1	8.000%	11/15/16	3,123	3,415,781
CBS Corp., Gtd. Notes	Baa2	4.850%	07/01/42	190	185,964
CBS Corp., Gtd. Notes	Baa2	5.900%	10/15/40	1,440	1,616,747
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	2,230	2,526,690
News America, Inc., Gtd. Notes	Baa1	6.150%	02/15/41	1,880	2,198,391
Nielsen Finance LLC / Nielsen Finance Co., Gtd. Notes	B2	11.500%	05/01/16	1,000	1,137,500
Nielsen Finance LLC / Nielsen Finance Co., Gtd. Notes	B2	11.625%	02/01/14	1,000	1,145,000
Time Warner, Inc., Gtd. Notes	Baa2	6.250%	03/29/41	3,920	4,558,066
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	10/05/37	2,270	2,883,320

					19,667,459

Metals & Mining — 0.9%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.250%	02/25/22	1,280	1,253,642
Bumi Investment Pte Ltd. (Singapore), Sec’d. Notes, MTN, RegS	Ba3	10.750%	10/06/17	2,000	1,975,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(a)	Ba3	7.000%	11/01/15	2,000	2,040,000

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	3.550%	03/01/22	$2,120	$2,085,821
Indo Integrated Energy II BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	9.750%	11/05/16	200	215,499
Peabody Energy Corp., Gtd. Notes, 144A(a)	Ba1	6.000%	11/15/18	725	721,375
Raspadskaya OJSC Via Raspadskaya Securities Ltd. (Ireland), Bonds, 144A	B1	7.750%	04/27/17	3,375	3,324,375
Steel Dynamics, Inc., Gtd. Notes(a)	Ba2	7.625%	03/15/20	1,800	1,926,000
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	6.250%	07/15/41	1,830	2,048,830
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.850%	11/10/14	1,745	1,778,174

					17,368,716

Non-Captive Finance — 0.9%
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(a)	B1	4.750%	02/15/15	4,000	4,095,000
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%	01/14/38	3,035	3,484,192
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	6.875%	01/10/39	4,150	5,354,048
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	4,700	5,264,000

					18,197,240

Paper — 0.2%
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000%	11/15/41	2,940	3,314,615
Rock-Tenn Co, Unsec’d. Notes, 144A(a)	Ba1	4.450%	03/01/19	1,120	1,150,454

					4,465,069

Pipelines & Other — 0.4%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	Baa2	5.850%	01/15/41	1,200	1,446,310
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.950%	02/01/41	1,600	1,809,374
ONEOK Partners LP, Gtd. Notes	Baa2	6.125%	02/01/41	1,750	1,973,260
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.000%	11/15/21	2,100	2,181,425

					7,410,369

Railroads — 0.4%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	4,400	4,753,817
CSX Corp., Sr. Unsec’d. Notes	Baa3	4.750%	05/30/42	1,450	1,495,025
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	7.125%	02/01/28	920	1,225,651

					7,474,493

Real Estate Investment Trusts — 0.2%
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.500%	11/15/15	1,520	1,647,972
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	535	550,732
Simon Property Group LP, Sr. Unsec’d. Notes	A3	3.375%	03/15/22	405	406,790
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	510	603,453

					3,208,947

Retailers — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	05/15/41	2,060	2,452,253
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.950%	04/01/41	1,420	1,847,488
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Baa3	3.875%	01/15/22	610	641,338

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retailers (continued)
Susser Holdings LLC / Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16	$2,750	$2,990,625
Target Corp., Sr. Unsec’d. Notes	A2	7.000%	01/15/38	2,220	3,118,496

					11,050,200

Technology — 0.5%
NXP BV / NXP Funding LLC (Netherlands), Sr. Sec’d. Notes	BB(d)	10.000%	07/15/13	1,500	1,612,500
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.800%	10/01/16	3,000	3,333,750
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%	08/12/15	3,000	3,210,000
TransUnion LLC / TransUnion Financing Corp., Gtd. Notes	B3	11.375%	06/15/18	2,000	2,352,500

					10,508,750

Telecommunications — 1.5%
America Movil S.A.B. de C.V. (Mexico), Gtd. Notes	A2	6.125%	03/30/40	2,120	2,609,341
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.350%	09/01/40	4,770	5,474,353
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%(c)	12/15/30	1,340	2,015,269
Embarq Corp., Sr. Unsec’d. Notes (original cost $3,723,931; purchased 11/15/11)(f)	Baa3	7.995%	06/01/36(g)	3,770	3,938,123
PAETEC Holding Corp., Sr. Sec’d. Notes	BB-(d)	8.875%	06/30/17	2,500	2,693,750
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500%	10/01/14	2,590	2,887,190
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.721%	06/04/38	590	516,250
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa2	5.134%	04/27/20	1,420	1,223,165
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.750%	11/01/41	1,570	1,726,851
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	7.350%	04/01/39	3,260	4,678,419
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A	B3	11.750%	07/15/17	1,600	1,292,000

					29,054,711

Tobacco — 0.8%
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	4,300	6,994,918
Lorillard Tobacco Co., Gtd. Notes	Baa2	7.000%	08/04/41	1,350	1,464,322
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.375%	11/15/41	4,300	4,435,686
Reynolds American, Inc., Gtd. Notes	Baa3	6.750%	06/15/17	2,500	3,001,425

					15,896,351

TOTAL CORPORATE BONDS (cost $504,345,223)					523,322,915

MUNICIPAL BONDS — 1.6%
Bay Area Toll Authority, California Toll Bridge Revenue Bond, Build America Bonds	Aa3	6.263%	04/01/49	2,890	3,857,774
Colorado Bridge Enterprise, Revenue Bond Senior Taxable, Series A, Build America Bonds	Aa3	6.078%	12/01/40	1,000	1,315,750
Curators University of Missouri, Taxable Syetem Facilities Revenue Bonds, Build America Bonds	Aa1	5.792%	11/01/41	400	528,144

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

MUNICIPAL BONDS (continued)
Los Angeles California Department, Water & Power Revenue, Series A, Build America Bonds	Aa3	5.716%	07/01/39		$1,475	$1,814,899
Los Angeles California Department, Water & Power Revenue, Series D, Build America Bonds	Aa3	6.574%	07/01/45		750	1,078,680
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, Build America Bonds	Aa3	5.888%	07/01/43		2,200	2,858,900
New Jersey State Turnpike Authority, Build America Bonds	A3	7.102%	01/01/41		1,750	2,470,072
New Jersey State Turnpike Authority, Revenue Bonds, Series F, Build America Bonds	A3	7.414%	01/01/40		1,075	1,573,134
New York City Transitional Finance Authority, Future Tax Secured Bonds, Build America Bonds	Aa1	5.767%	08/01/36		1,320	1,604,698
Ohio State University, General Receipts Bonds, Series A	Aa1	4.800%	06/01/2111		2,275	2,467,920
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, Build America Bonds	Aa3	5.511%	12/01/45		1,280	1,527,693
President and Fellows of Harvard College, Sr. Notes	Aaa	4.875%	10/15/40		2,010	2,520,339
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, Build America Bonds	Aa1	4.839%	01/01/41		2,500	2,916,050
State of California, Taxable, Var. Purp., GO, Build America Bonds	A1	7.500%	04/01/34		3,170	3,968,269
State of Illinois, Taxable, GO	A2	4.421%	01/01/15		1,480	1,557,478

TOTAL MUNICIPAL BONDS (cost $30,491,000)						32,059,800

NON-CORPORATE FOREIGN AGENCIES — 2.2%
Berau Capital Resources Pte Ltd. (Singapore), Sr. Sec’d. Notes, RegS	B1	12.500%	07/08/15		2,535	2,788,500
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.125%	09/09/15		2,000	2,119,832
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	4.950%	05/23/16		3,325	3,443,004
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19		1,568	1,955,751
Hertz Holdings Netherlands BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	8.500%	07/31/15	EUR	3,710	5,042,445
IPIC GMTN Ltd. (Cayman Islands), Gtd. Notes, MTN, 144A	Aa3	5.500%	03/01/22		590	643,100
Italy Buoni Poliennali Del Tesoro (Italy)	A3	4.750%	05/01/17	EUR	1,945	2,432,308
KazMunayGas National Co. (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A(a)	Baa3	8.375%	07/02/13		1,250	1,313,600
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	3.875%	05/04/17		2,995	3,184,161
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	A1	6.250%	06/17/14		3,566	3,835,668
Majapahit Holding BV (Netherlands), Gtd. Notes, 144A	Baa3	7.750%	10/17/16		1,600	1,828,000
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21		3,000	3,233,313
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21		3,000	3,390,000
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A(a)	Baa1	4.875%	01/24/22		2,485	2,683,800
Schahin II Finance Co. (SPV) Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Baa3	5.875%	09/25/22		1,880	1,884,700

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

NON-CORPORATE FOREIGN AGENCIES (continued)
Statoil ASA (Norway), Gtd. Notes	Aa2	4.250%	11/23/41			$1,475	$1,562,897
VTB Bank OJSC Via VTB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.875%	05/29/18	(g)		2,655	2,784,431

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $43,779,162)							44,125,510

SOVEREIGNS — 2.5%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	NR	2.750%	03/05/15			2,295	2,328,736
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%	01/22/21			4,400	5,088,600
Czech Republic International Bond (Czech Republic), Sr. Unsec’d. Notes, MTN	A1	4.500%	11/05/14		EUR	500	679,701
Ireland Government Bond (Ireland)	Ba1	4.000%	01/15/14		EUR	1,170	1,450,408
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN(a)	Baa1	3.625%	03/15/22			3,800	4,033,700
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.250%	06/16/15		EUR	1,200	1,640,091
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes, RegS	Baa3	7.500%	10/14/14		EUR	1,020	1,455,068
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	Ba2	6.250%	03/15/16		EUR	700	962,256
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	4.875%	05/05/21			1,500	1,635,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	6.750%	03/10/14			2,000	2,140,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	7.250%	04/20/15			1,400	1,569,750
Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22			4,950	4,937,625
Republic of Ireland (Ireland), Bonds	Ba1	4.500%	04/18/20		EUR	1,250	1,407,049
Republic of Korea (South Korea), Sr. Unsec’d. Notes	A1	7.125%	04/16/19			7,500	9,458,460
Russian Foreign Bond - Eurobond (Russia), Unsec’d. Notes, 144A	Baa1	3.250%	04/04/17			5,800	5,836,192
South Africa Government Bond (South Africa)	A3	6.500%	02/28/41		ZAR	25,000	2,372,797
Spain Government Bond (Spain)	Baa3	4.250%	10/31/16		EUR	2,555	3,070,753

TOTAL SOVEREIGNS (cost $49,347,942)							50,066,186

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
Federal Home Loan Mortgage Corp.		1.000%	07/28/17			8,665	8,660,503
Federal Home Loan Mortgage Corp., Notes(a)		1.750%	05/30/19			15,350	15,700,287
Federal National Mortgage Association(a)		1.250%	01/30/17			3,430	3,484,067

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $27,414,726)							27,844,857

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 21.5%
Federal Home Loan Mortgage Corp.		3.000%	TBA			6,000	6,272,813
Federal Home Loan Mortgage Corp.		3.500%	TBA			7,500	7,867,969
Federal Home Loan Mortgage Corp.		4.000%	11/01/40			8,346	8,950,994
Federal Home Loan Mortgage Corp.		4.500%	07/01/41			12,622	13,642,275
Federal National Mortgage Association		2.500%	TBA			3,000	3,090,937
Federal National Mortgage Association		2.500%	TBA			2,000	2,056,250
Federal National Mortgage Association		3.000%	TBA			6,500	6,809,765
Federal National Mortgage Association		3.000%	05/01/27			2,028	2,135,813
Federal National Mortgage Association		3.500%	TBA			83,000	87,007,348

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association	3.500%	TBA	$87,000	$91,445,161
Federal National Mortgage Association	3.500%	TBA	25,500	26,942,344
Federal National Mortgage Association	4.500%	05/01/39-12/01/40	25,159	27,604,159
Federal National Mortgage Association	4.500%	TBA	6,000	6,431,250
Federal National Mortgage Association	5.500%	TBA	25,000	27,257,811
Government National Mortgage Association	3.500%	TBA	8,000	8,549,999
Government National Mortgage Association	4.000%	10/20/40-02/20/41	8,997	9,844,342
Government National Mortgage Association	4.000%	TBA	33,000	35,995,780
Government National Mortgage Association	4.000%	TBA	2,500	2,730,078
Government National Mortgage Association	4.500%	05/20/40-02/20/41	40,251	44,471,588
Government National Mortgage Association	4.500%	TBA	2,500	2,733,203
Government National Mortgage Association	4.500%	TBA	2,000	2,198,437

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $421,683,009)				424,038,316

U.S. TREASURY OBLIGATIONS — 18.4%
U.S. Treasury Notes(a)	0.625%	05/31/17	3,990	3,971,610
U.S. Treasury Notes	0.750%	08/15/13	19,605	19,709,926
U.S. Treasury Notes	0.750%	06/30/17	82,750	82,834,074
U.S. Treasury Notes(a)	1.750%	05/15/22	18,475	18,625,109
U.S. Treasury Notes	1.875%	08/31/17	3,670	3,871,850
U.S. Treasury Notes	3.125%	01/31/17	24,640	27,336,922
U.S. Treasury Notes(a)	3.125%	02/15/42	1,320	1,417,762
U.S. Treasury Notes	3.250%	05/31/16	1,895	2,091,015
U.S. Treasury Notes	3.250%	07/31/16	32,250	35,694,203
U.S. Treasury Notes	4.125%	05/15/15	2,885	3,188,150
U.S. Treasury Notes	4.250%	11/15/17	20,705	24,418,959
U.S. Treasury Notes	4.500%	11/15/15	8,355	9,469,874
U.S. Treasury Notes(k)	4.500%	05/15/17	20,900	24,655,479
U.S. Treasury Notes	4.750%	05/15/14	31,000	33,552,664
U.S. Treasury Strips Coupon	2.250%(n)	02/15/25	19,235	14,487,975
U.S. Treasury Strips Coupon	2.310%(n)	08/15/25	18,940	13,982,607
U.S. Treasury Strips Coupon(a)	2.800%(n)	05/15/26	27,000	19,363,212
U.S. Treasury Strips Coupon	2.970%(n)	05/15/27	26,500	18,302,755
U.S. Treasury Strips Principal	0.420%(s)	02/15/15	5,000	4,945,090

TOTAL U.S. TREASURY OBLIGATIONS (cost $358,989,017)				361,919,236

TOTAL LONG-TERM INVESTMENTS (cost $1,893,128,070)				1,929,003,059

			Shares
SHORT-TERM INVESTMENT — 26.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $526,137,017; includes $109,441,468 of cash collateral received for securities on loan) (Note 4)(b)(w)			526,137,017	526,137,017

TOTAL INVESTMENTS — 124.5% (cost $2,419,265,087)				2,455,140,076
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (24.5)%				(483,672,415)

NET ASSETS — 100.0%				$1,971,467,661

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
GBP	British Pound
GO	General Obligation
HUF	Hungarian Forint
INR	Indian Rupee
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NR	Not Rated by Moody’s or Standard & Poors
NIBOR	Norwegian Interbank Offered Rate
NOK	Norwegian Krone
NZD	New Zealand Dollar
NZDBBR	New Zealand Bank Bill Rate
PIK	Pay-In-Kind
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $106,708,847; cash collateral of $109,441,468 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $10,023,663. The aggregate value of $10,327,473 is approximately 0.5% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
661	2 Year U.S. Treasury Notes	Sep. 2012	$145,579,909	$145,543,938	$(35,971)
441	5 Year U.S. Treasury Notes	Sep. 2012	54,620,352	54,670,219	49,867
519	10 Year U.S. Treasury Notes	Sep. 2012	69,239,902	69,221,625	(18,277)
14	Euro-BTP Italian Government Bond	Sep. 2012	1,743,111	1,779,853	36,742

					32,361

Short Positions:
487	U.S. Long Bonds	Sep. 2012	71,762,181	72,060,781	(298,600)
60	U.S. Ultra Bonds	Sep. 2012	10,166,240	10,010,625	155,615
					(142,985)

					$(110,624)

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/24/12	JPMorgan Chase Bank	AUD	1,352	$1,306,800	$1,380,581	$73,781
Expiring 07/24/12	JPMorgan Chase Bank	AUD	1,309	1,285,500	1,337,123	51,623
Expiring 07/24/12	JPMorgan Chase Bank	AUD	947	929,000	967,406	38,406
Expiring 07/24/12	JPMorgan Chase Bank	AUD	921	916,800	940,199	23,399
Expiring 07/24/12	JPMorgan Chase Bank	AUD	552	554,900	563,677	8,777
Expiring 07/24/12	Morgan Stanley Capital Services	AUD	1,349	1,377,900	1,377,327	(573)
Expiring 07/24/12	UBS AG	AUD	1,804	1,770,078	1,842,317	72,239
Expiring 07/24/12	UBS AG	AUD	950	921,000	969,755	48,755
Brazilian Real,
Expiring 07/11/12	UBS AG	BRL	3,357	1,795,474	1,667,423	(128,051)
Expiring 08/14/12	Citibank N.A.	BRL	3,812	1,916,600	1,880,497	(36,103)
Expiring 08/14/12	Citibank N.A.	BRL	1,889	957,000	931,892	(25,108)
British Pound,
Expiring 07/26/12	UBS AG	GBP	1,520	2,385,982	2,380,020	(5,962)
Expiring 07/26/12	UBS AG	GBP	824	1,283,500	1,289,896	6,396
Canadian Dollar,
Expiring 07/23/12	JPMorgan Chase Bank	CAD	1,358	1,307,200	1,332,686	25,486
Expiring 07/23/12	JPMorgan Chase Bank	CAD	947	918,200	929,604	11,404
Expiring 07/23/12	JPMorgan Chase Bank	CAD	945	918,200	927,347	9,147
Expiring 07/23/12	JPMorgan Chase Bank	CAD	937	914,000	919,862	5,862
Expiring 07/23/12	Morgan Stanley Capital Services	CAD	1,404	1,377,900	1,378,154	254
Expiring 07/23/12	UBS AG	CAD	3,644	3,565,123	3,577,244	12,121
Expiring 07/23/12	UBS AG	CAD	1,150	1,148,400	1,128,506	(19,894)
Chilean Peso,
Expiring 07/12/12	JPMorgan Chase Bank	CLP	918,328	1,857,836	1,830,551	(27,285)
Expiring 08/10/12	Citibank N.A.	CLP	467,791	958,000	928,527	(29,473)
Expiring 09/06/12	Citibank N.A.	CLP	696,391	1,377,900	1,377,305	(595)
Expiring 09/06/12	Citibank N.A.	CLP	486,224	933,700	961,643	27,943
Expiring 09/06/12	Citibank N.A.	CLP	471,936	918,200	933,385	15,185
Expiring 09/06/12	UBS AG	CLP	476,157	921,000	941,732	20,732
Expiring 09/06/12	UBS AG	CLP	463,627	914,000	916,949	2,949
Chinese Yuan Renminbi,
Expiring 08/02/12	Morgan Stanley Capital Services	CNY	30,885	4,872,942	4,852,020	(20,922)
Expiring 10/29/12	Morgan Stanley Capital Services	CNY	36,426	5,749,000	5,711,445	(37,555)
Expiring 03/20/13	UBS AG	CNY	24,469	3,865,300	3,828,970	(36,330)

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Colombian Peso,
Expiring 08/08/12	Citibank N.A.	COP	1,719,036	$959,819	$956,499	$(3,320)
Expiring 08/31/12	Citibank N.A.	COP	1,370,670	747,000	760,270	13,270
Expiring 08/31/12	UBS AG	COP	1,702,857	929,000	944,524	15,524
Expiring 08/31/12	UBS AG	COP	1,677,141	921,000	930,260	9,260
Expiring 08/31/12	UBS AG	COP	1,648,169	918,200	914,190	(4,010)
Expiring 08/31/12	UBS AG	COP	1,631,490	914,000	904,939	(9,061)
Czech Koruna,
Expiring 07/25/12	JPMorgan Chase Bank	CZK	27,863	1,377,900	1,381,533	3,633
Expiring 07/25/12	JPMorgan Chase Bank	CZK	25,797	1,315,600	1,279,056	(36,544)
Expiring 07/25/12	JPMorgan Chase Bank	CZK	18,558	918,200	920,154	1,954
Expiring 07/25/12	UBS AG	CZK	36,818	1,859,641	1,825,502	(34,139)
Expiring 07/25/12	UBS AG	CZK	18,664	918,200	925,401	7,201
Expiring 07/25/12	UBS AG	CZK	18,582	923,800	921,353	(2,447)
Euro,
Expiring 07/25/12	JPMorgan Chase Bank	EUR	64	80,262	80,868	606
Expiring 07/26/12	JPMorgan Chase Bank	EUR	147	187,900	185,854	(2,046)
Hungarian Forint,
Expiring 07/25/12	Citibank N.A.	HUF	312,276	1,377,900	1,378,028	128
Expiring 07/25/12	UBS AG	HUF	302,459	1,282,700	1,334,708	52,008
Expiring 07/25/12	UBS AG	HUF	215,527	924,800	951,089	26,289
Expiring 07/25/12	UBS AG	HUF	212,481	928,600	937,647	9,047
Indian Rupee,
Expiring 01/07/13	Citibank N.A.	INR	98,546	1,891,300	1,707,129	(184,171)
Expiring 01/07/13	Citibank N.A.	INR	69,011	1,284,400	1,195,484	(88,916)
Expiring 01/07/13	Citibank N.A.	INR	49,065	920,800	849,957	(70,843)
Expiring 01/07/13	Citibank N.A.	INR	29,480	557,600	510,691	(46,909)
Expiring 01/07/13	UBS AG	INR	58,970	1,083,800	1,021,538	(62,262)
Malaysian Ringgit,
Expiring 12/10/12	UBS AG	MYR	2,933	918,200	916,570	(1,630)
Expiring 12/10/12	UBS AG	MYR	2,901	914,000	906,666	(7,334)
Mexican Peso,
Expiring 07/23/12	Barclays Bank PLC	MXN	18,771	1,306,800	1,403,882	97,082
Expiring 07/23/12	Citibank N.A.	MXN	33,700	2,417,542	2,520,409	102,867
Expiring 07/23/12	Citibank N.A.	MXN	110	7,871	8,215	344
Expiring 07/23/12	JPMorgan Chase Bank	MXN	18,165	1,315,600	1,358,581	42,981
Expiring 07/23/12	JPMorgan Chase Bank	MXN	14,753	1,042,200	1,103,344	61,144
Expiring 07/23/12	JPMorgan Chase Bank	MXN	12,788	928,600	956,430	27,830
Expiring 07/23/12	JPMorgan Chase Bank	MXN	12,762	914,000	954,497	40,497
New Zealand Dollar,
Expiring 07/24/12	JPMorgan Chase Bank	NZD	1,728	1,307,200	1,380,577	73,377
Expiring 07/24/12	JPMorgan Chase Bank	NZD	1,209	918,200	965,937	47,737
Expiring 07/24/12	JPMorgan Chase Bank	NZD	1,184	922,000	946,365	24,365
Expiring 07/24/12	UBS AG	NZD	1,720	1,377,900	1,374,580	(3,320)
Expiring 07/24/12	UBS AG	NZD	1,198	918,200	957,085	38,885
Expiring 07/24/12	UBS AG	NZD	1,189	916,800	949,811	33,011
Expiring 07/24/12	UBS AG	NZD	702	554,900	561,361	6,461
Norwegian Krone,
Expiring 07/25/12	Barclays Bank PLC	NOK	5,525	934,100	927,858	(6,242)
Expiring 07/25/12	Morgan Stanley Capital Services	NOK	8,215	1,377,900	1,379,748	1,848
Expiring 07/25/12	UBS AG	NOK	32,638	5,482,773	5,481,491	(1,282)
Expiring 07/25/12	UBS AG	NOK	7,826	1,315,600	1,314,433	(1,167)
Expiring 07/25/12	UBS AG	NOK	7,711	1,279,600	1,295,073	15,473
Expiring 07/25/12	UBS AG	NOK	5,591	918,200	938,991	20,791
Expiring 07/25/12	UBS AG	NOK	5,450	911,900	915,261	3,361
Philippine Peso,
Expiring 08/30/12	UBS AG	PHP	39,809	918,200	940,215	22,015
Expiring 08/30/12	UBS AG	PHP	38,856	911,900	917,718	5,818
Expiring 10/03/12	UBS AG	PHP	58,066	1,352,900	1,368,780	15,880
Expiring 10/03/12	UBS AG	PHP	41,586	979,300	980,291	991

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Polish Zloty,
Expiring 07/24/12	UBS AG	PLN	3,218	$918,200	$962,906	$44,706
Expiring 07/25/12	Barclays Bank PLC	PLN	3,169	918,200	948,024	29,824
Expiring 07/25/12	Barclays Bank PLC	PLN	3,119	916,700	933,322	16,622
Expiring 07/25/12	Citibank N.A.	PLN	3,195	939,700	955,915	16,215
Expiring 07/25/12	UBS AG	PLN	4,609	1,377,900	1,378,923	1,023
Expiring 07/25/12	UBS AG	PLN	3,134	928,600	937,700	9,100
Russian Ruble,
Expiring 07/17/12	Citibank N.A.	RUB	58,244	1,916,600	1,792,787	(123,813)
Expiring 07/17/12	Citibank N.A.	RUB	30,612	921,000	942,270	21,270
Expiring 07/17/12	Citibank N.A.	RUB	30,081	918,200	925,924	7,724
Expiring 07/17/12	Citibank N.A.	RUB	29,456	914,000	906,693	(7,307)
Singapore Dollar,
Expiring 07/24/12	JPMorgan Chase Bank	SGD	7,308	5,748,658	5,769,333	20,675
Expiring 07/24/12	JPMorgan Chase Bank	SGD	1,175	928,600	927,767	(833)
Expiring 07/24/12	JPMorgan Chase Bank	SGD	1,171	918,200	924,301	6,101
Expiring 07/24/12	UBS AG	SGD	1,681	1,307,200	1,326,670	19,470
Expiring 07/24/12	UBS AG	SGD	1,671	1,315,600	1,318,794	3,194
Expiring 07/24/12	UBS AG	SGD	1,643	1,285,500	1,296,791	11,291
Expiring 07/25/12	JPMorgan Chase Bank	SGD	1,745	1,377,900	1,377,767	(133)
South African Rand,
Expiring 07/25/12	UBS AG	ZAR	11,351	1,377,900	1,383,166	5,266
Expiring 07/31/12	Barclays Bank PLC	ZAR	7,680	928,600	934,925	6,325
Expiring 07/31/12	JPMorgan Chase Bank	ZAR	7,701	918,200	937,502	19,302
Expiring 07/31/12	UBS AG	ZAR	11,174	1,307,200	1,360,330	53,130
Expiring 07/31/12	UBS AG	ZAR	10,927	1,315,600	1,330,207	14,607
Expiring 07/31/12	UBS AG	ZAR	7,836	921,000	953,896	32,896
Expiring 07/31/12	UBS AG	ZAR	7,608	914,000	926,215	12,215
South Korean Won,
Expiring 08/02/12	UBS AG	KRW	1,507,009	1,290,800	1,312,686	21,886
Expiring 08/02/12	UBS AG	KRW	1,082,099	918,200	942,566	24,366
Expiring 08/02/12	UBS AG	KRW	1,063,439	914,000	926,313	12,313
Swedish Krona,
Expiring 07/25/12	Barclays Bank PLC	SEK	6,519	914,000	941,532	27,532
Expiring 07/25/12	Citibank N.A.	SEK	13,110	1,836,597	1,893,376	56,779
Expiring 07/25/12	UBS AG	SEK	9,543	1,377,900	1,378,205	305
Expiring 07/25/12	UBS AG	SEK	9,389	1,307,200	1,355,981	48,781
Expiring 07/25/12	UBS AG	SEK	6,420	907,600	927,212	19,612
Thai Baht,
Expiring 07/18/12	UBS AG	THB	169,733	5,464,674	5,337,380	(127,294)
Expiring 07/18/12	UBS AG	THB	41,887	1,352,900	1,317,174	(35,726)
Expiring 07/18/12	UBS AG	THB	30,202	979,300	949,713	(29,587)
Expiring 07/18/12	UBS AG	THB	29,861	967,600	939,006	(28,594)
Expiring 11/30/12	UBS AG	THB	41,627	1,306,800	1,299,377	(7,423)
Expiring 11/30/12	UBS AG	THB	29,681	933,700	926,482	(7,218)
Turkish Lira,
Expiring 07/31/12	Barclays Bank PLC	TRY	1,692	934,100	928,689	(5,411)
Expiring 07/31/12	Barclays Bank PLC	TRY	1,682	914,000	923,494	9,494
Expiring 07/31/12	JPMorgan Chase Bank	TRY	2,448	1,307,200	1,343,987	36,787
Expiring 07/31/12	UBS AG	TRY	2,416	1,300,600	1,326,088	25,488
Expiring 07/31/12	UBS AG	TRY	1,699	918,200	932,811	14,611

				$163,280,872	$163,899,086	$618,214

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/24/12	JPMorgan Chase Bank	AUD	3,234	$3,219,900	$3,302,133	$(82,233)
Expiring 07/24/12	JPMorgan Chase Bank	AUD	963	930,000	982,849	(52,849)
Expiring 07/24/12	UBS AG	AUD	1,743	1,718,800	1,779,779	(60,979)

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 07/11/12	Citibank N.A.	BRL	3,357	$1,750,809	$1,667,423	$83,386
Expiring 08/14/12	Citibank N.A.	BRL	1,936	956,600	954,861	1,739
Expiring 08/14/12	Citibank N.A.	BRL	1,825	895,724	900,502	(4,778)
Expiring 08/14/12	UBS AG	BRL	1,940	954,900	957,027	(2,127)
British Pound,
Expiring 07/26/12	UBS AG	GBP	1,550	2,482,700	2,427,583	55,117
Expiring 07/26/12	UBS AG	GBP	827	1,294,800	1,294,852	(52)
Canadian Dollar,
Expiring 07/23/12	Citibank N.A.	CAD	2,344	2,272,900	2,300,899	(27,999)
Expiring 07/23/12	JPMorgan Chase Bank	CAD	966	954,000	948,391	5,609
Expiring 07/23/12	JPMorgan Chase Bank	CAD	961	939,700	943,682	(3,982)
Expiring 07/23/12	UBS AG	CAD	2,890	2,864,700	2,836,819	27,881
Chilean Peso,
Expiring 07/12/12	UBS AG	CLP	476,148	956,600	949,130	7,470
Expiring 07/12/12	UBS AG	CLP	442,181	881,013	881,422	(409)
Expiring 08/10/12	UBS AG	CLP	467,791	928,250	928,527	(277)
Expiring 09/06/12	Citibank N.A.	CLP	974,463	1,894,000	1,927,270	(33,270)
Chinese Yuan Renminbi,
Expiring 08/02/12	Morgan Stanley Capital Services	CNY	16,721	2,645,900	2,626,850	19,050
Expiring 08/02/12	Morgan Stanley Capital Services	CNY	8,182	1,299,100	1,285,461	13,639
Expiring 08/02/12	Morgan Stanley Capital Services	CNY	5,982	946,000	939,709	6,291
Expiring 10/29/12	Morgan Stanley Capital Services	CNY	36,426	5,742,203	5,711,445	30,758
Colombian Peso,
Expiring 08/08/12	Citibank N.A.	COP	1,719,036	941,164	956,499	(15,335)
Expiring 08/31/12	Citibank N.A.	COP	1,712,090	946,900	949,645	(2,745)
Expiring 08/31/12	Citibank N.A.	COP	695,644	373,400	385,853	(12,453)
Expiring 08/31/12	UBS AG	COP	3,303,814	1,823,800	1,832,526	(8,726)
Czech Koruna,
Expiring 07/25/12	Barclays Bank PLC	CZK	35,261	1,712,489	1,748,341	(35,852)
Expiring 07/25/12	JPMorgan Chase Bank	CZK	26,444	1,302,000	1,311,173	(9,173)
Expiring 07/25/12	UBS AG	CZK	38,130	1,909,800	1,890,599	19,201
Expiring 07/25/12	UBS AG	CZK	19,492	946,900	966,436	(19,536)
Euro,
Expiring 07/26/12	Barclays Bank PLC	EUR	1,974	2,487,558	2,499,154	(11,596)
Expiring 07/26/12	Citibank N.A.	EUR	9,796	12,306,324	12,399,980	(93,656)
Expiring 07/26/12	JPMorgan Chase Bank	EUR	3,576	4,451,859	4,526,293	(74,434)
Expiring 07/26/12	JPMorgan Chase Bank	EUR	1,127	1,418,909	1,426,417	(7,508)
Expiring 07/26/12	JPMorgan Chase Bank	EUR	554	695,828	700,809	(4,981)
Hungarian Forint,
Expiring 07/25/12	Citibank N.A.	HUF	306,690	1,325,800	1,353,379	(27,579)
Expiring 07/25/12	JPMorgan Chase Bank	HUF	223,604	957,600	986,729	(29,129)
Indian Rupee,
Expiring 01/07/13	Citibank N.A.	INR	49,278	925,400	853,642	71,758
Expiring 01/07/13	Morgan Stanley Capital Services	INR	157,248	2,994,629	2,724,028	270,601
Expiring 01/07/13	Morgan Stanley Capital Services	INR	98,546	1,857,960	1,707,129	150,831
Malaysian Ringgit,
Expiring 12/10/12	UBS AG	MYR	3,051	946,900	953,504	(6,604)
Mexican Peso,
Expiring 07/23/12	Citibank N.A.	MXN	8,190	588,896	612,561	(23,665)
Expiring 07/23/12	JPMorgan Chase Bank	MXN	31,808	2,272,900	2,378,893	(105,993)
Expiring 07/23/12	JPMorgan Chase Bank	MXN	8,670	629,200	648,400	(19,200)
Expiring 07/23/12	JPMorgan Chase Bank	MXN	5,270	382,600	394,123	(11,523)
Expiring 07/23/12	JPMorgan Chase Bank	MXN	2,326	167,300	173,936	(6,636)
Expiring 07/23/12	UBS AG	MXN	20,932	1,488,100	1,565,475	(77,375)
Expiring 07/23/12	UBS AG	MXN	10,584	763,900	791,609	(27,709)
New Zealand Dollar,
Expiring 07/24/12	Citibank N.A.	NZD	4,105	3,219,900	3,280,548	(60,648)
Expiring 07/24/12	JPMorgan Chase Bank	NZD	315	239,075	251,754	(12,679)

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone,
Expiring 07/25/12	Deutsche Bank	NOK	7,585	$1,248,700	$1,273,885	$(25,185)
Expiring 07/25/12	UBS AG	NOK	21,704	3,628,600	3,645,136	(16,536)
Expiring 07/25/12	UBS AG	NOK	11,430	1,909,800	1,919,698	(9,898)
Expiring 07/25/12	UBS AG	NOK	9,129	1,515,200	1,533,300	(18,100)
Expiring 07/25/12	UBS AG	NOK	7,971	1,302,000	1,338,739	(36,739)
Philippine Peso,
Expiring 10/03/12	UBS AG	PHP	99,652	2,267,663	2,349,071	(81,408)
Polish Zloty,
Expiring 07/25/12	Citibank N.A.	PLN	4,542	1,325,800	1,359,109	(33,309)
Expiring 07/25/12	Citibank N.A.	PLN	3,272	930,000	978,910	(48,910)
Expiring 07/25/12	Citibank N.A.	PLN	1,892	554,900	566,045	(11,145)
Expiring 07/25/12	Citibank N.A.	PLN	830	243,400	248,187	(4,787)
Russian Ruble,
Expiring 07/17/12	Citibank N.A.	RUB	58,244	1,879,491	1,792,787	86,704
Expiring 07/17/12	Citibank N.A.	RUB	30,161	907,907	928,372	(20,465)
Expiring 07/17/12	UBS AG	RUB	59,989	1,815,100	1,846,515	(31,415)
Singapore Dollar,
Expiring 07/24/12	Citibank N.A.	SGD	2,409	1,909,800	1,901,461	8,339
Expiring 07/24/12	JPMorgan Chase Bank	SGD	2,920	2,272,900	2,304,770	(31,870)
Expiring 07/24/12	JPMorgan Chase Bank	SGD	2,406	1,913,200	1,898,988	14,212
Expiring 07/24/12	JPMorgan Chase Bank	SGD	1,666	1,302,000	1,315,458	(13,458)
Expiring 07/26/12	JPMorgan Chase Bank	SGD	2,415	1,905,600	1,906,321	(721)
South African Rand,
Expiring 07/31/12	Citibank N.A.	ZAR	11,337	1,325,800	1,380,200	(54,400)
Expiring 07/31/12	JPMorgan Chase Bank	ZAR	11,109	1,302,000	1,352,372	(50,372)
Expiring 07/31/12	UBS AG	ZAR	24,039	2,840,600	2,926,460	(85,860)
Expiring 07/31/12	UBS AG	ZAR	19,493	2,312,690	2,373,022	(60,332)
Swedish Krona,
Expiring 07/25/12	UBS AG	SEK	13,597	1,909,800	1,963,675	(53,875)
Expiring 07/25/12	UBS AG	SEK	10,736	1,515,200	1,550,585	(35,385)
Thai Baht,
Expiring 07/18/12	UBS AG	THB	235,140	7,435,375	7,394,162	41,213
Expiring 07/18/12	UBS AG	THB	36,543	1,171,200	1,149,111	22,089
Turkish Lira,
Expiring 07/31/12	JPMorgan Chase Bank	TRY	2,465	1,302,000	1,353,159	(51,159)
Expiring 07/31/12	UBS AG	TRY	3,460	1,893,700	1,899,743	(6,043)

				$138,446,116	$139,265,290	$(819,174)

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$80,685	11/30/16	0.913%	3 month LIBOR(2)	$(109,249)	$—	$(109,249)	JPMorgan Chase Bank
	13,535	01/12/17	1.201%	3 month LIBOR(2)	(256,350)	—	(256,350)	JPMorgan Chase Bank
	13,535	01/26/17	1.227%	3 month LIBOR(1)	266,168	—	266,168	JPMorgan Chase Bank
	5,980	11/23/21	2.148%	3 month LIBOR(2)	(243,056)	—	(243,056)	Citibank N.A.
	5,580	01/27/22	2.071%	3 month LIBOR(2)	(216,812)	—	(216,812)	Citibank N.A.
	2,520	01/30/22	2.082%	3 month LIBOR(2)	(99,637)	—	(99,637)	Citibank N.A.
	5,240	02/07/22	2.056%	3 month LIBOR(2)	(191,792)	—	(191,792)	Citibank N.A.
	13,340	04/12/22	2.111%	3 month LIBOR(1)	486,997	—	486,997	Citibank N.A.
CAD	10,000	02/22/17	1.708%	3 month Canadian Banker’s Acceptance(1)	97,293	—	97,293	Citibank N.A.
MXN	68,000	12/15/16	5.750%	28 day Mexican interbank rate(1)	127,479	—	127,479	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued)
MXN	39,700	02/18/22	6.600%	28 day Mexican interbank rate(1)	$180,832	$—	$180,832	Barclays Bank PLC
MXN	43,200	04/15/22	6.380%	28 day Mexican interbank rate(1)	135,731	—	135,731	JPMorgan Chase Bank
MXN	64,200	05/25/22	6.370%	28 day Mexican interbank rate(1)	198,553	—	198,553	Morgan Stanley Capital Services
MXN	43,600	06/03/22	6.300%	28 day Mexican interbank rate(1)	119,817	—	119,817	Citibank N.A.
NOK	43,000	05/07/17	3.080%	6 month NIBOR(1)	60,155	—	60,155	Barclays Bank PLC
NZD	3,000	10/25/16	4.000%	3 month NZDBBR(1)	90,044	—	90,044	Citibank N.A.
NZD	3,000	11/11/16	3.760%	3 month NZDBBR(1)	65,135	—	65,135	Citibank N.A.
NZD	3,300	03/26/17	3.810%	3 month NZDBBR(1)	98,276	—	98,276	HSBC Bank USA, N.A.
ZAR	48,200	04/11/17	6.890%	3 month JIBAR(1)	185,384	—	185,384	Citibank N.A.

					$994,968	$—	$994,968

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.18.V1	06/20/17	1.000%		$250,000	$1,424,230	$2,526,162	$(1,101,932)	JPMorgan Chase Bank
CDX.NA.IG.18.V1	06/20/17	1.000%		100,000	569,692	(62,300)	631,992	Deutsche Bank AG
CDX.NA.IG.18.V1	06/20/17	1.000%		75,000	427,269	(46,725)	473,994	Credit Suisse International
CDX.NA.IG.18.V1	06/20/17	1.000%		50,000	284,846	(31,150)	315,996	Citibank N.A.
ITRAXX.EUR.17.V1	06/20/17	1.000%	EUR	25,000	943,868	1,112,562	(168,694)	Deutsche Bank AG

					3,649,905	$3,498,549	$151,356

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.18.V1	06/20/17	5.000%		$18,810	$(637,855)	$(1,468,225)	$830,370	Citibank N.A.

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Implied Credit Spread at June 30, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Netherlands	03/20/13	0.250%	$9,000	0.355%	$(6,203)	$(43,053)	$36,850	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Implied Credit Spread at June 30, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(2) (continued)
Republic of Austria	03/20/13	1.000%	$9,000	0.573%	$30,755	$(40,580)	$71,335	Morgan Stanley Capital Services
Republic of France	03/20/13	0.250%	9,000	0.571%	(20,350)	(96,191)	75,841	Morgan Stanley Capital Services

					$4,202	$(179,824)	$184,026

The Portfolio entered into credit default swaps as the protection seller on credit indices and sovereign issues to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$111,930,732	$2,640,000
Residential Mortgage-Backed Securities	—	79,386,428	—
Bank Loans	—	35,922,652	—
Commercial Mortgage-Backed Securities	—	235,746,427	—
Corporate Bonds	—	523,322,915	—
Municipal Bonds	—	32,059,800	—
Non-Corporate Foreign Agencies	—	44,125,510	—
Sovereigns	—	50,066,186	—
U.S. Government Agency Obligations	—	27,844,857	—
U.S. Government Mortgage-Backed Securities	—	424,038,316	—
U.S. Treasury Obligations	—	361,919,236	—
Affiliated Money Market Mutual Fund	526,137,017	—	—
Other Financial Instruments*
Futures Contracts	(110,624)	—	—
Forward Foreign Currency Contracts	—	(200,960)	—
Interest Rate Swaps	—	994,968	—
Credit Default Swaps	—	1,165,752	—

Total	$526,026,393	$1,928,322,819	$2,640,000

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 5.6% of collateral received for securities on loan)	26.7%
U.S. Government Mortgage-Backed Securities	21.5
U.S. Treasury Obligations	18.4
Commercial Mortgage-Backed Securities	12.0
Banking	6.5
Non-Residential Mortgage-Backed Securities	5.8
Residential Mortgage-Backed Securities	4.0
Sovereigns	2.5
Non-Corporate Foreign Agencies	2.2
Insurance	2.0
Foods	1.6
Municipal Bonds	1.6
Cable	1.5
Healthcare & Pharmaceutical	1.5
Telecommunications	1.5
U.S. Government Agency Obligations	1.4
Electric	1.3
Media & Entertainment	1.2
Capital Goods	1.0
Energy – Other	0.9

Metals & Mining	0.9%
Non-Captive Finance	0.9
Technology	0.9
Tobacco	0.8
Chemicals	0.7
Healthcare Insurance	0.6
Lodging	0.6
Retailers	0.6
Pipelines & Other	0.5
Airlines	0.4
Automotive	0.4
Energy – Integrated	0.4
Gaming	0.4
Railroads	0.4
Real Estate Investment Trusts	0.3
Consumer	0.2
Paper	0.2
Aerospace & Defense	0.1
Metals	0.1

124.5
Liabilities in excess of other assets	(24.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, foreign exchange and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$2,436,378		Unrealized depreciation on swap agreements	$1,270,626
Credit contracts	Premiums paid for swap agreements	3,638,724		Premiums received for swap agreements	1,788,224
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,860,935		Unrealized depreciation on foreign currency forward contracts	3,061,895
Interest rate contracts	Unrealized appreciation on swap agreements	2,111,864		Unrealized depreciation on swap agreements	1,116,896
Interest rate contracts	Due from broker—variation margin	242,224	*	Due from broker—variation margin	352,848	*

Total		$11,290,125			$7,590,489

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,829,796	$(359,457)	$(3,071,085)	$—	$(370,624)	$(1,971,370)
Foreign exchange contracts	—	—	—	896,339	—	896,339
Credit contracts	—	—	—	—	3,527,412	3,527,412

Total	$1,829,796	$(359,457)	$(3,071,085)	$896,339	$3,156,788	$2,452,381

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$349,592	$—	$1,066,307	$1,415,899
Foreign exchange contracts	—	42,742	—	42,742
Credit contracts	—	—	420,142	420,142

Total	$349,592	$42,742	$1,486,449	$1,878,783

As of June 30, 2012, the Portfolio’s volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Forward Currency Contracts - Purchased(2)	Forward Currency Contracts - Sold(3)	Interest Rate Swaps(4)	Inflation Swaps(4)	Credit Default Swaps as buyer(4)	Credit Default Swaps as Writer(4)
$179,751,113	$95,319,581	$97,275,867	$79,106,600	$117,625,023	$716,667	$168,908,750	$94,296,667

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $106,708,847:
Unaffiliated investments (cost $1,893,128,070)	$1,929,003,059
Affiliated investments (cost $526,137,017)	526,137,017
Receivable for investments sold	188,905,891
Dividends and interest receivable	13,038,963
Unrealized appreciation on swap agreements	4,548,242
Premium paid for swap agreements	3,638,724
Receivable for fund share sold	3,102,541
Unrealized appreciation on foreign currency forward contracts	2,860,935
Due from broker-variation margin	707,215
Tax reclaim receivable	11,172
Prepaid expenses	839

Total Assets	2,671,954,598

LIABILITIES:
Payable for investments purchased	582,369,934
Payable to broker for collateral for securities on loan	109,441,468
Unrealized depreciation on foreign currency forward contracts	3,061,895
Unrealized depreciation on swap agreements	2,387,522
Premium received for swap agreements	1,788,224
Advisory fees payable	1,025,185
Payable for fund share repurchased	156,545
Shareholder servicing fees payable	106,959
Accrued expenses and other liabilities	76,431
Payable to custodian	72,282
Affiliated transfer agent fee payable	492

Total Liabilities	700,486,937

NET ASSETS	$1,971,467,661

Net assets were comprised of:
Paid-in capital	$1,898,436,055
Retained earnings	73,031,606

Net assets, June 30, 2012	$1,971,467,661

Net asset value and redemption price per share, $1,971,467,661 / 188,870,965 outstanding shares of beneficial interest	$10.44

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$29,417,467
Affiliated dividend income	352,465
Affiliated income from securities lending, net	91,612

29,861,544

EXPENSES
Advisory fees	6,527,022
Shareholder servicing fees and expenses	932,432
Custodian and accounting fees	91,000
Audit fee	18,000
Trustees’ fees	12,000
Legal fees and expenses	6,000
Insurance expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	3,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	5,898

Total expenses	7,607,352
Less: advisory fee waiver and expense reimbursement	(279,866)
Less: shareholder servicing fee waiver	(280,978)

Net expenses	7,046,508

NET INVESTMENT INCOME	22,815,036

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	11,595,689
Futures transactions	(3,071,085)
Swap agreement transactions	3,156,788
Options Written transactions	(359,457)
Foreign currency transactions	1,156,060

12,477,995

Net change in unrealized appreciation (depreciation) on:
Investments	26,772,727
Futures	349,592
Swap agreements	1,486,449
Foreign currencies	59,006

28,667,774

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	41,145,769

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,960,805

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	October 17, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$22,815,036	$4,285,036
Net realized gain on investment and foreign currency transactions	12,477,995	4,292,264
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,667,774	9,077,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,960,805	17,654,337

DISTRIBUTIONS	(8,583,536)	—

FUND SHARE TRANSACTIONS:
Fund share sold [46,321,561 and 194,115,385 shares, respectively]	478,392,787	1,948,031,156
Fund share issued in reinvestment of distributions [826,930 and 0 shares, respectively]	8,583,536	—
Fund share repurchased [35,089,606 and 17,303,305 shares, respectively]	(363,073,341)	(173,498,083)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	123,902,982	1,774,533,073

TOTAL INCREASE IN NET ASSETS	179,280,251	1,792,187,410
NET ASSETS:
Beginning of period	1,792,187,410	—

End of period	$1,971,467,661	$1,792,187,410

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 125.7% COMMON STOCKS
Aerospace & Defense — 2.7%
Alliant Techsystems, Inc.	20,900	$1,056,913
General Dynamics Corp.	29,100	1,919,436
Honeywell International, Inc.	7,000	390,880
Huntington Ingalls Industries, Inc.*	3,100	124,744
L-3 Communications Holdings, Inc.	13,500	999,135
Northrop Grumman Corp.	26,400	1,684,056
United Technologies Corp.	25,300	1,910,909

		8,086,073

Air Freight & Logistics — 0.2%
FedEx Corp.	6,500	595,465

Airlines — 0.2%
Alaska Air Group, Inc.*	17,200	617,480
Allegiant Travel Co.*	1,900	132,392

		749,872

Auto Components — 0.8%
Delphi Automotive PLC (United Kingdom)*	42,500	1,083,750
Federal-Mogul Corp.*	34,500	379,500
Lear Corp.	24,000	905,520

		2,368,770

Automobiles — 0.5%
Ford Motor Co.	13,200	126,588
Harley-Davidson, Inc.	16,100	736,253
Thor Industries, Inc.	24,600	674,286

		1,537,127

Beverages — 1.5%
Coca-Cola Co. (The)	22,700	1,774,913
Coca-Cola Enterprises, Inc.	35,500	995,420
Molson Coors Brewing Co. (Class B Stock)	4,200	174,762
Monster Beverage Corp.*	7,600	541,120
PepsiCo, Inc.	14,500	1,024,570

		4,510,785

Biotechnology — 2.5%
Acorda Therapeutics, Inc.*	6,700	157,852
Amgen, Inc.	17,700	1,292,808
Biogen Idec, Inc.*	6,500	938,470
Celgene Corp.*	36,000	2,309,760
Myriad Genetics, Inc.*	39,600	941,292
United Therapeutics Corp.*	39,900	1,970,262

		7,610,444

Building Products — 0.7%
Fortune Brands Home & Security, Inc.*	71,400	1,590,078
Lennox International, Inc.	3,800	177,194
Universal Forest Products, Inc.	5,300	206,594

		1,973,866

Capital Markets — 1.9%
Franklin Resources, Inc.	4,000	443,960
Goldman Sachs Group, Inc. (The)	29,000	2,779,940
Invesco Ltd. (Bermuda)	4,400	99,440
Jefferies Group, Inc.	18,300	237,717
Morgan Stanley	114,200	1,666,178
Raymond James Financial, Inc.	12,700	434,848

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Capital Markets (continued)
Waddell & Reed Financial, Inc. (Class A Stock)	2,800	$84,784

		5,746,867

Chemicals — 3.3%
CF Industries Holdings, Inc.	11,000	2,131,140
Chemtura Corp.*	24,400	353,800
Eastman Chemical Co.	3,200	161,184
Huntsman Corp.	99,200	1,283,648
Koppers Holdings, Inc.	12,000	408,000
Kronos Worldwide, Inc.	7,200	113,688
LSB Industries, Inc.*	20,800	642,928
LyondellBasell Industries NV (Netherlands) (Class A Stock)	38,700	1,558,449
PPG Industries, Inc.	20,700	2,196,684
Sherwin-Williams Co. (The)	7,200	952,920

		9,802,441

Commercial Banks — 4.0%
BB&T Corp.	22,200	684,870
East West Bancorp, Inc.	8,600	201,756
Fifth Third Bancorp	109,000	1,460,600
First Niagara Financial Group, Inc.	9,000	68,850
Fulton Financial Corp.	19,100	190,809
Huntington Bancshares, Inc.	191,500	1,225,600
KeyCorp	220,900	1,709,766
PNC Financial Services Group, Inc.	2,300	140,553
Popular, Inc. (Puerto Rico)*	5,300	88,033
Regions Financial Corp.	127,300	859,275
SunTrust Banks, Inc.	51,900	1,257,537
U.S. Bancorp	31,700	1,019,472
Wells Fargo & Co.	92,201	3,083,201

		11,990,322

Commercial Services & Supplies — 0.4%
Brink’s Co. (The)	10,400	241,072
Copart, Inc.*	32,400	767,556
Encore Capital Group, Inc.*	5,500	162,910
Mine Safety Appliances Co.	1,500	60,360

		1,231,898

Communications Equipment — 2.5%
Brocade Communications Systems, Inc.*	8,500	41,905
Cisco Systems, Inc.	185,000	3,176,450
F5 Networks, Inc.*	16,600	1,652,696
Netgear, Inc.*	30,900	1,066,359
Polycom, Inc.*	30,300	318,756
QUALCOMM, Inc.	24,600	1,369,728

		7,625,894

Computers & Peripherals — 6.3%
Apple, Inc.*	23,200	13,548,800
Dell, Inc.*	59,900	749,948
Diebold, Inc.	3,800	140,258
EMC Corp.*	71,200	1,824,856
Hewlett-Packard Co.	113,300	2,278,463
Lexmark International, Inc. (Class A Stock)	2,600	69,108
NCR Corp.*	15,500	352,315
Xyratex Ltd. (Bermuda)	11,100	125,541

		19,089,289

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Construction & Engineering — 0.8%
AECOM Technology Corp.*	2,200	$36,190
Chicago Bridge & Iron Co. NV (Netherlands)	16,100	611,156
KBR, Inc.	36,000	889,560
URS Corp.	21,100	735,968

		2,272,874

Construction Materials
Eagle Materials, Inc.	3,700	138,158

Consumer Finance — 1.1%
Discover Financial Services	22,200	767,676
Nelnet, Inc. (Class A Stock)	22,100	508,300
SLM Corp.	134,100	2,106,711

		3,382,687

Containers & Packaging — 0.5%
Owens-Illinois, Inc.*	75,200	1,441,584

Distributors — 0.7%
Core-Mark Holding Co., Inc.	800	38,512
Genuine Parts Co.	33,800	2,036,450

		2,074,962

Diversified Consumer Services
Capella Education Co.*	3,300	114,708

Diversified Financial Services — 2.6%
Bank of America Corp.	37,646	307,944
Citigroup, Inc.	122,640	3,361,562
JPMorgan Chase & Co.	96,076	3,432,796
NASDAQ OMX Group, Inc. (The)	29,600	671,032

		7,773,334

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	82,400	2,938,384
tw telecom, Inc.*	3,300	84,678
Verizon Communications, Inc.	107,100	4,759,524

		7,782,586

Electric Utilities — 1.4%
American Electric Power Co., Inc.	23,500	937,650
El Paso Electric Co.	16,700	553,772
Entergy Corp.	19,100	1,296,699
Exelon Corp.	12,400	466,488
NV Energy, Inc.	17,100	300,618
OGE Energy Corp.	3,900	201,981
PPL Corp.	20,600	572,886

		4,330,094

Electrical Equipment — 1.2%
AZZ, Inc.	1,700	104,142
Babcock & Wilcox Co. (The)*	38,400	940,800
Emerson Electric Co.	28,700	1,336,846
EnerSys*	6,600	231,462
Hubbell, Inc. (Class B Stock)	3,700	288,378
Roper Industries, Inc.	6,500	640,770

		3,542,398

Electronic Equipment, Instruments & Components — 1.9%
Arrow Electronics, Inc.*	15,000	492,150
Avnet, Inc.*	42,900	1,323,894
Dolby Laboratories, Inc. (Class A Stock)*	35,400	1,462,020
Ingram Micro, Inc. (Class A Stock)*	79,300	1,385,371
Insight Enterprises, Inc.*	6,700	112,761

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Jabil Circuit, Inc.	8,700	$176,871
Tech Data Corp.*	17,100	823,707

		5,776,774

Energy Equipment & Services — 2.3%
Atwood Oceanics, Inc.*	15,700	594,088
Halliburton Co.	7,500	212,925
Helix Energy Solutions Group, Inc.*	70,100	1,150,341
Helmerich & Payne, Inc.	12,100	526,108
Mitcham Industries, Inc.*	3,100	52,607
National Oilwell Varco, Inc.	35,100	2,261,844
Oceaneering International, Inc.	23,900	1,143,854
OYO Geospace Corp.*	600	53,994
Schlumberger Ltd. (Netherlands)	4,600	298,586
Unit Corp.*	18,000	664,020

		6,958,367

Food & Staples Retailing — 2.8%
CVS Caremark Corp.	67,900	3,172,967
Kroger Co. (The)	94,000	2,179,860
Walgreen Co.	3,300	97,614
Wal-Mart Stores, Inc.	31,100	2,168,292
Whole Foods Market, Inc.	8,000	762,560

		8,381,293

Food Products — 2.5%
Archer-Daniels-Midland Co.	46,800	1,381,536
Bunge Ltd. (Bermuda)	32,800	2,057,872
Darling International, Inc.*	13,800	227,562
Hormel Foods Corp.	9,300	282,906
Ingredion, Inc.	33,100	1,639,112
Pilgrim’s Pride Corp.*	11,100	79,365
Tyson Foods, Inc. (Class A Stock)	99,800	1,879,234

		7,547,587

Healthcare Equipment & Supplies — 2.7%
Baxter International, Inc.	20,000	1,063,000
C.R. Bard, Inc.	4,100	440,504
Hill-Rom Holdings, Inc.	38,400	1,184,640
Intuitive Surgical, Inc.*	3,800	2,104,402
Masimo Corp.*	12,900	288,702
ResMed, Inc.*	6,900	215,280
Sirona Dental Systems, Inc.*	19,700	886,697
St. Jude Medical, Inc.	25,000	997,750
Teleflex, Inc.	3,700	225,367
Thoratec Corp.*	19,700	661,526

		8,067,868

Healthcare Providers & Services — 3.4%
Aetna, Inc.	55,000	2,132,350
CIGNA Corp.	2,700	118,800
Health Net, Inc.*	22,700	550,929
Humana, Inc.	22,600	1,750,144
UnitedHealth Group, Inc.	56,900	3,328,650
Universal Health Services, Inc. (Class B Stock)	11,800	509,288
WellPoint, Inc.	30,100	1,920,079

		10,310,240

Healthcare Technology — 0.3%
Computer Programs & Systems, Inc.	7,400	423,428

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Technology (continued)
MedAssets, Inc.*	20,700	$278,415
Omnicell, Inc.*	7,900	115,656

		817,499

Hotels, Restaurants & Leisure — 2.2%
Biglari Holdings, Inc.*	500	193,195
Bob Evans Farms, Inc.	1,700	68,340
Chipotle Mexican Grill, Inc.*	1,000	379,950
International Game Technology	117,100	1,844,325
Interval Leisure Group, Inc.	7,700	146,377
McDonald’s Corp.	5,300	469,209
Panera Bread Co. (Class A Stock)*	12,700	1,770,888
Pinnacle Entertainment, Inc.*	21,100	202,982
Yum! Brands, Inc.	23,100	1,488,102

		6,563,368

Household Durables — 2.0%
Harman International Industries, Inc.	37,800	1,496,880
La-Z-Boy, Inc.*	11,100	136,419
Tempur-Pedic International, Inc.*	28,700	671,293
Tupperware Brands Corp.	31,000	1,697,560
Whirlpool Corp.	32,700	1,999,932

		6,002,084

Household Products — 1.3%
Energizer Holdings, Inc.*	1,700	127,925
Procter & Gamble Co. (The)	60,400	3,699,500
Spectrum Brands Holdings, Inc.*	5,000	162,850

		3,990,275

Independent Power Producers & Energy Traders — 0.9%
AES Corp. (The)*	123,200	1,580,656
NRG Energy, Inc.*	60,400	1,048,544

		2,629,200

Industrial Conglomerates — 2.6%
3M Co.	13,900	1,245,440
General Electric Co.	314,570	6,555,639
Standex International Corp.	1,100	46,827

		7,847,906

Insurance — 3.6%
ACE Ltd. (Switzerland)	23,100	1,712,403
Allied World Assurance Co. Holdings AG (Switzerland)	2,300	182,781
American Financial Group, Inc.	27,100	1,063,133
Assurant, Inc.	39,700	1,383,148
Berkshire Hathaway, Inc. (Class B Stock)*	19,900	1,658,267
CNA Financial Corp.	2,700	74,844
Genworth Financial, Inc. (Class A Stock)*	76,800	434,688
HCC Insurance Holdings, Inc.	13,000	408,200
MetLife, Inc.	3,100	95,635
Reinsurance Group of America, Inc.	5,000	266,050
Symetra Financial Corp.	47,000	593,140
Unum Group	60,400	1,155,452
XL Group PLC (Ireland)	83,200	1,750,528

		10,778,269

Internet & Catalog Retail — 0.3%
HSN, Inc.	26,200	1,057,170

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Internet Software & Services — 2.4%
CoStar Group, Inc.*	8,800	$714,560
Dice Holdings, Inc.*	37,300	350,247
Google, Inc. (Class A Stock)*	7,200	4,176,504
IAC/InterActiveCorp.	29,800	1,358,880
United Online, Inc.	9,500	40,090
Yahoo!, Inc.*	30,800	487,564

		7,127,845

IT Services — 3.4%
Accenture PLC (Ireland) (Class A Stock)	26,600	1,598,394
CoreLogic, Inc.*	24,900	455,919
DST Systems, Inc.	6,300	342,153
International Business Machines Corp.	21,700	4,244,086
Lender Processing Services, Inc.	39,300	993,504
MasterCard, Inc. (Class A Stock)	900	387,099
SAIC, Inc.	29,900	362,388
Syntel, Inc.	2,800	169,960
Unisys Corp.*	14,900	291,295
Visa, Inc. (Class A Stock)	10,500	1,298,115

		10,142,913

Leisure Equipment & Products — 0.6%
Polaris Industries, Inc.	23,300	1,665,484

Life Sciences Tools & Services — 1.2%
Charles River Laboratories International, Inc.*	21,300	697,788
Life Technologies Corp.*	23,900	1,075,261
PerkinElmer, Inc.	29,900	771,420
Thermo Fisher Scientific, Inc.	23,100	1,199,121

		3,743,590

Machinery — 3.7%
AGCO Corp.*	40,000	1,829,200
American Railcar Industries, Inc.*	3,600	97,560
Crane Co.	2,700	98,226
Cummins, Inc.	21,500	2,083,565
Dover Corp.	23,800	1,275,918
Eaton Corp.	22,400	887,712
Lincoln Electric Holdings, Inc.	22,400	980,896
NACCO Industries, Inc. (Class A Stock)	2,700	313,875
Oshkosh Corp.*	53,700	1,125,015
Robbins & Myers, Inc.	3,900	163,098
Timken Co.	30,200	1,382,858
Toro Co. (The)	5,700	417,753
Valmont Industries, Inc.	3,100	375,007

		11,030,683

Media — 3.4%
AMC Networks, Inc. (Class A Stock)*	11,600	412,380
Belo Corp. (Class A Stock)	28,600	184,184
Carmike Cinemas, Inc.*	3,000	43,950
CBS Corp. (Class B Stock)	3,900	127,842
Comcast Corp. (Class A Stock)	31,200	997,464
DIRECTV (Class A Stock)*	57,000	2,782,740
Global Sources Ltd. (Bermuda)*	15,700	103,620
Interpublic Group of Cos., Inc. (The)	88,800	963,480
McGraw-Hill Cos., Inc. (The)	20,000	900,000
Time Warner, Inc.	34,500	1,328,250
Viacom, Inc. (Class B Stock)	48,700	2,289,874

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Media (continued)
Walt Disney Co. (The)	3,700	$179,450

		10,313,234

Metals & Mining — 3.2%
Alcoa, Inc.	203,400	1,779,750
Coeur d’Alene Mines Corp.*	26,100	458,316
Commercial Metals Co.	68,700	868,368
Freeport-McMoRan Copper & Gold, Inc.	41,600	1,417,312
Newmont Mining Corp.	5,600	271,656
Noranda Aluminum Holding Corp.	22,800	181,488
Reliance Steel & Aluminum Co.	28,700	1,449,350
Schnitzer Steel Industries, Inc. (Class A Stock)	15,500	434,310
Southern Copper Corp.	58,800	1,852,788
Steel Dynamics, Inc.	83,000	975,250

		9,688,588

Multiline Retail — 1.7%
Dillard’s, Inc. (Class A Stock)	23,400	1,490,112
Dollar Tree, Inc.*	46,400	2,496,320
Target Corp.	18,400	1,070,696

		5,057,128

Multi-Utilities — 1.3%
Dominion Resources, Inc.	48,700	2,629,800
PG&E Corp.	3,300	149,391
Public Service Enterprise Group, Inc.	32,400	1,053,000

		3,832,191

Oil, Gas & Consumable Fuels — 11.0%
Alon USA Energy, Inc.	3,500	29,610
Apache Corp.	26,600	2,337,874
Chevron Corp.	45,446	4,794,553
EOG Resources, Inc.	18,000	1,621,980
Exxon Mobil Corp.	100,800	8,625,456
Hess Corp.	42,100	1,829,245
Marathon Oil Corp.	64,600	1,651,822
Marathon Petroleum Corp.	37,650	1,691,238
Murphy Oil Corp.	32,900	1,654,541
Newfield Exploration Co.*	31,000	908,610
Occidental Petroleum Corp.	10,800	926,316
Plains Exploration & Production Co.*	5,400	189,972
Swift Energy Co.*	11,300	210,293
Tesoro Corp.*	52,100	1,300,416
Valero Energy Corp.	64,100	1,548,015
Western Refining, Inc.	8,000	178,160
Whiting Petroleum Corp.*	41,700	1,714,704
Williams Cos., Inc. (The)	68,600	1,977,052

		33,189,857

Paper & Forest Products — 0.2%
Schweitzer-Mauduit International, Inc.	7,600	517,864

Personal Products
USANA Health Sciences, Inc.*	1,800	74,016

Pharmaceuticals — 5.0%
Abbott Laboratories	66,200	4,267,914
Eli Lilly & Co.	49,200	2,111,172
Endo Health Solutions, Inc.*	16,600	514,268
Johnson & Johnson	37,100	2,506,476
Merck & Co., Inc.	61,300	2,559,275

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	112,805	$2,594,515
Warner Chilcott PLC (Ireland) (Class A Stock)*	3,500	62,720
Watson Pharmaceuticals, Inc.*	5,500	406,945

		15,023,285

Professional Services — 0.3%
Equifax, Inc.	7,900	368,140
Exponent, Inc.*	1,300	68,679
ICF International, Inc.*	2,200	52,448
Kforce, Inc.*	2,000	26,920
Manpower, Inc.	5,900	216,235
Navigant Consulting, Inc.*	5,700	72,048

		804,470

Real Estate Investment Trusts — 3.7%
AG Mortgage Investment Trust, Inc.	3,100	66,619
American Capital Agency Corp.	66,300	2,228,343
American Tower Corp.	32,600	2,279,066
Annaly Capital Management, Inc.	3,400	57,052
Ashford Hospitality Trust, Inc.	28,700	241,941
Camden Property Trust	1,400	94,738
Chatham Lodging Trust	4,200	59,976
CommonWealth REIT	52,825	1,010,014
Corporate Office Properties Trust	32,200	757,022
DiamondRock Hospitality Co.	39,100	398,820
Franklin Street Properties Corp. (Class C Stock)	21,100	223,238
General Growth Properties, Inc.	56,500	1,022,085
Government Properties Income Trust	5,200	117,624
Hospitality Properties Trust	58,100	1,439,137
Inland Real Estate Corp.	79,200	663,696
Investors Real Estate Trust	22,600	178,540
Resource Capital Corp.	5,700	30,381
RLJ Lodging Trust	5,400	97,902
Winthrop Realty Trust	27,100	329,536

		11,295,730

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	70,600	1,155,016
Jones Lang LaSalle, Inc.	23,700	1,667,769

		2,822,785

Road & Rail — 1.6%
CSX Corp.	79,800	1,784,328
Landstar System, Inc.	1,100	56,892
Norfolk Southern Corp.	31,000	2,224,870
Union Pacific Corp.	6,400	763,584

		4,829,674

Semiconductors & Semiconductor Equipment — 3.1%
Applied Materials, Inc.	97,100	1,112,766
Intel Corp.	161,980	4,316,767
KLA-Tencor Corp.	15,000	738,750
LSI Corp.*	245,200	1,561,924
Marvell Technology Group Ltd. (Bermuda)	46,500	524,520
Monolithic Power Systems, Inc.*	5,200	103,324
ON Semiconductor Corp.*	66,100	469,310
PMC – Sierra, Inc.*	41,600	255,424

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Silicon Laboratories, Inc.*	9,000	$341,100

		9,423,885

Software — 5.0%
Fortinet, Inc.*	25,300	587,466
Intuit, Inc.	38,100	2,261,235
Microsoft Corp.	184,900	5,656,091
Oracle Corp.	154,100	4,576,770
Symantec Corp.*	57,200	835,692
VMware, Inc. (Class A Stock)*	11,900	1,083,376

		15,000,630

Specialty Retail — 3.1%
Ascena Retail Group, Inc.*	56,200	1,046,444
Bed Bath & Beyond, Inc.*	1,400	86,520
Best Buy Co., Inc.	23,300	488,368
Body Central Corp.*	15,400	138,600
Finish Line, Inc. (The) (Class A Stock)	17,400	363,834
Foot Locker, Inc.	13,800	422,004
Home Depot, Inc. (The)	34,700	1,838,753
Pier 1 Imports, Inc.	16,500	271,095
Ross Stores, Inc.	26,400	1,649,208
Select Comfort Corp.*	3,300	69,036
Shoe Carnival, Inc.	3,650	78,439
TJX Cos., Inc. (The)	57,400	2,464,182
Ulta Salon Cosmetics & Fragrance, Inc.	5,900	550,942

		9,467,425

Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	32,100	1,877,208
True Religion Apparel, Inc.	41,000	1,188,180
Vera Bradley, Inc.*	33,000	695,640

		3,761,028

Tobacco — 1.0%
Altria Group, Inc.	28,400	981,220
Lorillard, Inc.	3,600	475,020
Philip Morris International, Inc.	18,950	1,653,577

		3,109,817

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	10,500	386,925
DXP Enterprises, Inc.*	11,500	477,135
Kaman Corp.	3,100	95,914
MSC Industrial Direct Co., Inc. (Class A Stock)	15,200	996,360

		1,956,334

Water Utilities — 0.5%
American Water Works Co., Inc.	40,000	1,371,200

Wireless Telecommunication Services — 0.4%
MetroPCS Communications, Inc.*	167,300	1,012,165
Sprint Nextel Corp.*	18,500	60,310

		1,072,475

TOTAL LONG-TERM INVESTMENTS
(cost $360,611,873)		378,822,529

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 0.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,362)(w)(Note 4)	6,362	$6,362

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills (cost $999,757)
0.080%	09/20/12	$1,000	999,839

TOTAL SHORT-TERM INVESTMENTS (cost $1,006,119)			1,006,201

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 126.0% (cost $361,617,992)			379,828,730

	Shares

SECURITIES SOLD SHORT — (29.3)%
COMMON STOCKS
Aerospace & Defense — (0.1)%
TransDigm Group, Inc.*	3,200	(429,760)

Auto Components — (0.5)%
Gentex Corp.	70,200	(1,465,074)

Biotechnology — (0.8)%
Ariad Pharmaceuticals, Inc.*	11,300	(194,473)
BioMarin Pharmaceutical, Inc.*	15,600	(617,448)
Regeneron Pharmaceuticals, Inc.*	11,900	(1,359,218)
Vertex Pharmaceuticals, Inc.*	1,500	(83,880)

		(2,255,019)

Chemicals — (1.5)%
Ashland, Inc.	11,400	(790,134)
Ecolab, Inc.	22,300	(1,528,219)
International Flavors & Fragrances, Inc.	17,100	(937,080)
Intrepid Potash, Inc.*	20,200	(459,752)
Sensient Technologies Corp.	21,300	(782,349)
Sigma-Aldrich Corp.	2,000	(147,860)

		(4,645,394)

Commercial Banks — (1.0)%
Cullen/Frost Bankers, Inc.	27,800	(1,598,222)
First Horizon National Corp.	28,800	(249,120)
Signature Bank*	2,600	(158,522)
TCF Financial Corp.	80,900	(928,732)

		(2,934,596)

Commercial Services & Supplies — (0.6)%
Covanta Holding Corp.	8,800	(150,920)
Iron Mountain, Inc.	27,000	(889,920)
Waste Connections, Inc.	27,000	(807,840)

		(1,848,680)

Communications Equipment — (0.9)%
Acme Packet, Inc.*	64,000	(1,193,600)

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Communications Equipment (continued)
Ciena Corp.*	82,500	$(1,350,525)
JDS Uniphase Corp.*	15,900	(174,900)

		(2,719,025)

Computers & Peripherals — (1.0)%
SanDisk Corp.*	41,500	(1,513,920)
Western Digital Corp.*	44,600	(1,359,408)

		(2,873,328)

Containers & Packaging — (0.1)%
Aptargroup, Inc.	7,000	(357,350)

Diversified Consumer Services — (0.2)%
Matthews International Corp. (Class A Stock)	16,900	(549,081)

Diversified Financial Services — (0.4)%
CBOE Holdings, Inc.	16,800	(465,024)
CME Group, Inc.	700	(187,677)
Intercontinentalexchange, Inc.*	3,900	(530,322)

		(1,183,023)

Electric Utilities — (0.1)%
Hawaiian Electric Industries, Inc.	13,400	(382,168)

Electronic Equipment, Instruments & Components — (0.9)%
FLIR Systems, Inc.	13,000	(253,500)
IPG Photonics Corp.*	34,800	(1,516,932)
National Instruments Corp.	33,000	(886,380)
Vishay Precision Group, Inc.*	8,500	(118,575)

		(2,775,387)

Energy Equipment & Services — (0.4)%
Cameron International Corp.*	29,900	(1,277,029)

Food Products
H.J. Heinz Co.	1,200	(65,256)

Healthcare Equipment & Supplies — (0.6)%
Edwards Lifesciences Corp.*	18,200	(1,880,060)

Healthcare Providers & Services — (1.5)%
Brookdale Senior Living, Inc.*	83,500	(1,481,290)
DaVita, Inc.*	4,700	(461,587)
Mednax, Inc.*	21,500	(1,473,610)
VCA Antech, Inc.*	29,700	(652,806)
WellCare Health Plans, Inc.*	6,500	(344,500)

		(4,413,793)

Hotels, Restaurants & Leisure — (0.5)%
Hyatt Hotels Corp. (Class A Stock)*	30,100	(1,118,516)
Marriott Vacations Worldwide Corp.*	7,200	(223,056)

		(1,341,572)

Household Durables — (1.4)%
Lennar Corp. (Class A Stock)	69,400	(2,145,154)
MDC Holdings, Inc.	10,500	(343,035)
Toll Brothers, Inc.*	59,100	(1,757,043)

		(4,245,232)

Industrial Conglomerates — (0.1)%
Danaher Corp.	5,000	(260,400)

Insurance — (0.6)%
Cincinnati Financial Corp.	2,400	(91,368)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Insurance (continued)
Fidelity National Financial, Inc. (Class A Stock)	32,200	$(620,172)
Progressive Corp. (The)	57,200	(1,191,476)

		(1,903,016)

Internet Software & Services — (0.4)%
Equinix, Inc.*	2,900	(509,385)
VeriSign, Inc.*	18,100	(788,617)

		(1,298,002)

IT Services — (0.5)%
VeriFone Systems, Inc.*	45,900	(1,518,831)

Machinery — (2.3)%
Colfax Corp.*	9,700	(267,429)
ITT Corp.	22,800	(401,280)
Joy Global, Inc.	24,200	(1,372,866)
Pall Corp.	26,400	(1,446,984)
Pentair, Inc.	32,800	(1,255,584)
SPX Corp.	22,200	(1,450,104)
Stanley Black & Decker, Inc.	11,500	(740,140)

		(6,934,387)

Marine — (0.1)%
Kirby Corp.*	6,400	(301,312)

Media — (0.8)%
DreamWorks Animation SKG, Inc. (Class A Stock)*	58,800	(1,120,728)
Virgin Media, Inc.	46,000	(1,121,940)

		(2,242,668)

Metals & Mining — (1.8)%
Allied Nevada Gold Corp.*	52,600	(1,492,788)
Carpenter Technology Corp.	37,400	(1,789,216)
Compass Minerals International, Inc.	13,100	(999,268)
Titanium Metals Corp.	112,500	(1,272,375)

		(5,553,647)

Multiline Retail — (0.4)%
J.C. Penney Co., Inc.	51,300	(1,195,803)

Multi-Utilities — (0.7)%
Integrys Energy Group, Inc.	33,100	(1,882,397)
Wisconsin Energy Corp.	6,500	(257,205)

		(2,139,602)

Oil, Gas & Consumable Fuels — (3.0)%
Alpha Natural Resources, Inc.*	174,800	(1,522,508)
Arch Coal, Inc.	106,900	(736,541)
Chesapeake Energy Corp.	7,700	(143,220)
Cimarex Energy Co.	16,000	(881,920)
Comstock Resources, Inc.*	50,600	(830,852)
CONSOL Energy, Inc.	20,400	(616,896)
Kosmos Energy Ltd. (Bermuda)*	20,100	(222,105)
Range Resources Corp.	21,400	(1,324,018)
SM Energy Co.	23,800	(1,168,818)
Southwestern Energy Co.*	5,700	(182,001)
Ultra Petroleum Corp.*	60,700	(1,400,349)

		(9,029,228)

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Paper & Forest Products — (0.2)%
Meadwestvaco Corp.	20,600	$(592,250)

Pharmaceuticals — (0.3)%
Perrigo Co.	8,300	(978,819)

Professional Services — (0.3)%
FTI Consulting, Inc.*	10,600	(304,750)
IHS, Inc. (Class A Stock)*	6,700	(721,791)

		(1,026,541)

Real Estate Investment Trusts — (1.3)%
AvalonBay Communities, Inc.	5,600	(792,288)
Health Care REIT, Inc.	7,900	(460,570)
Kilroy Realty Corp.	10,000	(484,100)
Plum Creek Timber Co., Inc.	38,600	(1,532,420)
Realty Income Corp.	4,700	(196,319)
Weingarten Realty Investors	22,100	(582,114)

		(4,047,811)

Real Estate Management & Development — (0.1)%
Howard Hughes Corp. (The)*	4,400	(271,216)

Semiconductors & Semiconductor Equipment — (1.0)%
Atmel Corp.*	209,100	(1,400,970)
International Rectifier Corp.*	52,000	(1,039,480)
Micron Technology, Inc.*	99,700	(629,107)

		(3,069,557)

Software — (0.8)%
Concur Technologies, Inc.*	8,200	(558,420)
Informatica Corp.*	2,000	(84,720)
salesforce.com, Inc.*	12,000	(1,659,120)

		(2,302,260)

Specialty Retail — (0.3)%
Tiffany & Co.	16,000	(847,200)

Textiles, Apparel & Luxury Goods — (0.6)%
Under Armour, Inc. (Class A Stock)*	20,300	(1,917,944)

Trading Companies & Distributors — (0.2)%
Air Lease Corp.*	22,300	(432,397)

Water Utilities — (0.3)%
Aqua America, Inc.	30,200	(753,792)

Wireless Telecommunication Services — (0.7)%
Crown Castle International Corp.*	1,100	(64,526)
SBA Communications Corp. (Class A Stock)*	33,900	(1,933,995)

		(1,998,521)

TOTAL SECURITIES SOLD SHORT (proceeds received $92,404,451)		(88,256,031)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 96.7% (cost $269,213,541)		291,572,699
Other assets in excess of liabilities(x) — 3.3%		9,941,492

NET ASSETS — 100.0%		$301,514,191

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Positions:
134	S&P 500 E-Mini	Sep. 2012	$8,877,177	$9,087,880	$210,703
13	S&P MidCap 400 E-Mini	Sep. 2012	1,186,860	1,221,350	34,490

					$245,193

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$378,822,529	$—	$—
U.S. Treasury Obligation	—	999,839	—
Affiliated Money Market Mutual Fund	6,362	—	—
Short Sales – Common Stocks	(88,256,031)	—	—
Other Financial Instruments*
Futures	245,193	—	—

Total	$290,818,053	$999,839	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:
Oil, Gas & Consumable Fuels	11.0%
Computers & Peripherals	6.3
Pharmaceuticals	5.0
Software	5.0
Commercial Banks	4.0
Real Estate Investment Trusts	3.7
Machinery	3.7
Insurance	3.6
Media	3.4
Healthcare Providers & Services	3.4
IT Services	3.4
Chemicals	3.3
Metals & Mining	3.2
Specialty Retail	3.1
Semiconductors & Semiconductor Equipment	3.1
Food & Staples Retailing	2.8
Aerospace & Defense	2.7
Healthcare Equipment & Supplies	2.7
Industrial Conglomerates	2.6
Diversified Telecommunication Services	2.6
Diversified Financial Services	2.6
Communications Equipment	2.5
Biotechnology	2.5
Food Products	2.5
Internet Software & Services	2.4
Energy Equipment & Services	2.3
Hotels, Restaurants & Leisure	2.2
Household Durables	2.0
Electronic Equipment, Instruments & Components	1.9
Capital Markets	1.9
Multiline Retail	1.7
Road & Rail	1.6
Beverages	1.5
Electric Utilities	1.4
Household Products	1.3
Multi-Utilities	1.3
Textiles, Apparel & Luxury Goods	1.2
Life Sciences Tools & Services	1.2
Electrical Equipment	1.2
Consumer Finance	1.1
Tobacco	1.0
Real Estate Management & Development	0.9
Independent Power Producers & Energy Traders	0.9
Auto Components	0.8
Construction & Engineering	0.8
Distributors	0.7
Building Products	0.7
Trading Companies & Distributors	0.6
Leisure Equipment & Products	0.6
Automobiles	0.5
Containers & Packaging	0.5
Water Utilities	0.5
Commercial Services & Supplies	0.4
Wireless Telecommunication Services	0.4
U.S. Treasury Obligation	0.3
Internet & Catalog Retail	0.3
Healthcare Technology	0.3
Professional Services	0.3
Airlines	0.2
Air Freight & Logistics	0.2
Paper & Forest Products	0.2

Industrial Conglomerates	(0.1)%
Real Estate Management & Development	(0.1)
Marine	(0.1)
Containers & Packaging	(0.1)
Electric Utilities	(0.1)
Aerospace & Defense	(0.1)
Trading Companies & Distributors	(0.2)
Diversified Consumer Services	(0.2)
Paper & Forest Products	(0.2)
Water Utilities	(0.3)
Specialty Retail	(0.3)
Pharmaceuticals	(0.3)
Professional Services	(0.3)
Diversified Financial Services	(0.4)
Multiline Retail	(0.4)
Energy Equipment & Services	(0.4)
Internet Software & Services	(0.4)
Hotels, Restaurants & Leisure	(0.5)
Auto Components	(0.5)
IT Services	(0.5)
Commercial Services & Supplies	(0.6)
Healthcare Equipment & Supplies	(0.6)
Insurance	(0.6)
Textiles, Apparel & Luxury Goods	(0.6)
Wireless Telecommunication Services	(0.7)
Multi-Utilities	(0.7)
Media	(0.8)
Biotechnology	(0.8)
Software	(0.8)
Communications Equipment	(0.9)
Electronic Equipment, Instruments & Components	(0.9)
Computers & Peripherals	(1.0)
Commercial Banks	(1.0)
Semiconductors & Semiconductor Equipment	(1.0)
Real Estate Investment Trusts	(1.3)
Household Durables	(1.4)
Healthcare Providers & Services	(1.5)
Chemicals	(1.5)
Metals & Mining	(1.8)
Machinery	(2.3)
Oil, Gas & Consumable Fuels	(3.0)

96.7
Other assets in excess of liabilities	3.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker — variation margin	$245,193	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$830,116

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$133,620

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $8,955,769.

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $361,611,630)	$379,822,368
Affiliated investments (cost $6,362)	6,362
Receivable for investments sold	35,685,700
Receivable for fund share sold	933,523
Dividends and interest receivable	513,473
Due from broker-varation margin	258,800
Prepaid expenses	331

Total Assets	417,220,557

LIABILITIES:
Securities sold short, at value (proceeds received $92,404,451)	88,256,031
Loan payable	14,297,000
Payable for investments purchased	12,595,264
Advisory fees payable	400,972
Accrued expenses and other liabilities	62,545
Dividends payable on securities sold short	58,320
Due to broker.	31,425
Shareholder servicing fees payable	3,323
Payable for fund share repurchased	994
Affiliated transfer agent fee payable	492

Total Liabilities	115,706,366

NET ASSETS	$301,514,191

Net assets were comprised of:
Paid-in capital	$337,915,098
Retained earnings.	(36,400,907)

Net assets, June 30, 2012	$301,514,191

Net asset value and redemption price per share, $301,514,191 / 23,719,872 outstanding shares of beneficial interest	$12.71

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF OPERATIONS (Unaudited) Six Months Ended June 30, 2012
INVESTMENT INCOME
Unaffiliated dividend income (net of $2,443 foreign withholding tax)	$4,283,240
Affiliated dividend income	9,217
Unaffiliated interest income	183

4,292,640

EXPENSES
Advisory fees	1,752,183
Dividends on securities sold short	501,582
Broker fees and expenses on short sales	439,885
Shareholder servicing fees and expenses	175,218
Custodian and accounting fees	55,000
Audit fee	18,000
Trustees’ fees	6,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Legal fees and expenses	4,000
Loan interest expense (Note 7)	2,635
Insurance expenses	2,000
Miscellaneous	6,925

Total expenses	2,978,428
Less: shareholder servicing fee waiver	(5,208)

Net expenses	2,973,220

NET INVESTMENT INCOME	1,319,420

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	21,918,156
Futures transactions	830,116
Short sales transactions	(5,296,286)

17,451,986

Net change in unrealized appreciation (depreciation) on:
Investments	14,855,908
Futures	133,620
Short sales	297,304

15,286,832

NET GAIN ON INVESTMENTS	32,738,818

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$34,058,238

STATEMENT OF CASH FLOWS (Unaudited)
Six Months Ended June 30, 2012
INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING
ACTIVITIES:
Interest and dividends received	$4,298,518
Operating expenses paid	(1,757,962)
Dividends paid on securities sold short	(471,094)
Broker fees and expense on short sales	(439,885)
Purchases of long-term portfolio investments	(265,247,831)
Net proceeds from disposition of short-term portfolio investments	10,138,696
Proceeds from disposition of long-term portfolio investments	278,711,756
Net payments from cover of short sales	(2,485,843)
Net payment for futures transactions	736,308
Decrease in other assets	1,948

NET CASH PROVIDED FROM OPERATING ACTIVITIES	23,484,611

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	77,565,168
Payment of shares redeemed	(115,346,751)
Proceeds from borrowing	14,297,000

NET CASH USED IN FINANCING ACTIVITIES	(23,484,583)

Net change in cash	28
Payable to custodian at beginning of period	(28)

CASH AT END OF PERIOD	$—

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,319,420	$2,742,928
Net realized gain on investment transactions	17,451,986	39,944,652
Net change in unrealized appreciation (depreciation) on investments	15,286,832	(41,635,408)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,058,238	1,052,172

DISTRIBUTIONS	(2,747,059)	(2,408,370)

FUND SHARE TRANSACTIONS:
Fund share sold [6,193,275 and 12,003,078 shares, respectively]	77,559,822	137,132,568
Fund share issued in reinvestment of distributions [221,716 and 207,977 shares, respectively]	2,747,059	2,408,370
Fund share repurchased [9,118,679 and 16,022,594 shares, respectively]	(115,347,707)	(172,671,180)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(35,040,826)	(33,130,242)

TOTAL DECREASE IN NET ASSETS	(3,729,647)	(34,486,440)
NET ASSETS:
Beginning of period	305,243,838	339,730,278

End of period	$301,514,191	$305,243,838

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 99.4%
AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	805,458	$7,112,196
AST Federated Aggressive Growth Portfolio*	102,035	944,841
AST Goldman Sachs Concentrated Growth Portfolio	137,275	3,982,350
AST Goldman Sachs Large-Cap Value Portfolio	219,650	3,518,786
AST Goldman Sachs Mid-Cap Growth Portfolio	101,737	498,510
AST Goldman Sachs Small-Cap Value Portfolio	62,898	700,051
AST High Yield Portfolio	295,253	2,111,056
AST International Growth Portfolio	842,658	8,772,069
AST International Value Portfolio	646,554	8,754,335
AST Investment Grade Bond Portfolio	917,670	5,827,204
AST Jennison Large-Cap Growth Portfolio*	740,159	9,955,133
AST Jennison Large-Cap Value Portfolio	608,731	6,988,230
AST Large-Cap Value Portfolio	536,100	7,028,273
AST Lord Abbett Core Fixed-Income Portfolio	387,496	4,343,830
AST Marsico Capital Growth Portfolio	481,147	9,916,442
AST MFS Growth Portfolio*	576,851	5,987,715
AST Mid-Cap Value Portfolio	88,585	1,086,941
AST Money Market Portfolio	589,162	589,162
AST Neuberger Berman Core Bond Portfolio	280,959	2,913,541
AST Neuberger Berman Mid-Cap Growth Portfolio*	31,449	744,400
AST Parametric Emerging Markets Equity Portfolio	356,569	2,848,989
AST PIMCO Limited Maturity Bond Portfolio	86,017	896,295

	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS (Continued)
AST PIMCO Total Return Bond Portfolio	848,266	$10,221,609
AST Prudential Core Bond Portfolio	558,674	5,832,558
AST Small-Cap Growth Portfolio*	67,937	1,428,722
AST Small-Cap Value Portfolio	120,956	1,651,044
AST T. Rowe Price Equity Income Portfolio .	1,193,373	10,477,813
AST T. Rowe Price Large-Cap Growth Portfolio*	736,441	10,000,874
AST T. Rowe Price Natural Resources Portfolio	47,771	858,438
AST Western Asset Core Plus Bond Portfolio	562,441	5,832,516

TOTAL AFFILIATED MUTUAL FUNDS (cost $140,920,715)(w)		141,823,923

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $729,054)(w)(Note 4)	729,054	729,054

TOTAL INVESTMENTS — 99.9% (cost $141,649,769)		142,552,977
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		144,932

NET ASSETS — 100.0%		$142,697,909

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$142,552,977	$—	$—

Total	$142,552,977	$—	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:
Large/Mid-Cap Growth	36.1%
Core Bonds	25.1
Large/Mid-Cap Value	18.0
International Growth	6.2
International Value	6.1
Emerging Markets	2.0
Small-Cap Growth	1.7

Small-Cap Value	1.7%
High Yield	1.5
Money Market	0.9
Sector	0.6

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $141,649,769)	$142,552,977
Receivable for investments sold	5,008,946
Receivable for fund share sold	408,283
Dividends receivable	149
Prepaid expenses	47

Total Assets	147,970,402

LIABILITIES:
Payable for investments purchased	5,243,247
Accrued expenses and other liabilities	19,298
Advisory fees payable	9,217
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	239

Total Liabilities	5,272,493

NET ASSETS	$142,697,909

Net assets were comprised of:
Paid-in capital	$139,647,850
Retained earnings	3,050,059

Net assets, June 30, 2012	$142,697,909

Net asset value and redemption price per share, $142,697,909 / 14,973,109 outstanding shares of beneficial interest	$9.53

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$1,488,546

1,488,546

EXPENSES
Advisory fees	144,474
Custodian and accounting fees	19,000
Audit fee	10,000
Trustees’ fees	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Legal fees and expenses	3,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	2,370

Total expenses	193,844
Less: advisory fee waivers and/or expense reimbursement	(20,476)

Net expenses	173,368

NET INVESTMENT INCOME	1,315,178

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $2,375,556)	2,375,556
Net capital gain distribution received (including affiliated $654,600)	654,600

3,030,156

Net change in unrealized appreciation (depreciation)on investments (including affiliated $460,151)	460,151

NET GAIN ON INVESTMENTS	3,490,307

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,805,485

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended June 30, 2012	May 2, 2011* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,315,178	$56,585
Net realized gain (loss) on investment transactions	3,030,156	(2,197,809)
Net change in unrealized appreciation (depreciation) on investments	460,151	443,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,805,485	(1,698,167)

DISTRIBUTIONS	(57,259)	—

FUND SHARE TRANSACTIONS:
Fund share sold [5,649,353 and 9,485,362 shares, respectively]	54,108,022	87,072,885
Fund share issued in reinvestment of distributions [6,124 and 0 shares, respectively]	57,259	—
Fund share repurchased [98,820 and 68,910 shares, respectively]	(954,868)	(635,448)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	53,210,413	86,437,437

TOTAL INCREASE IN NET ASSETS	57,958,639	84,739,270
NET ASSETS:
Beginning of period	84,739,270	—

End of period	$142,697,909	$84,739,270

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 96.5%
ASSET-BACKED SECURITIES — 3.1%
ACE Securities Corp., Series 2003-NC1, Class M1	Caa1	1.415%(c)	07/25/33	$2,506	$1,941,030
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	Baa2	0.590%(c)	04/25/34	2,410	2,008,787
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 144A	Aaa	4.640%	05/20/16	2,140	2,313,636
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 144A	Aaa	3.150%	03/20/17	1,840	1,930,978
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 144A	Aaa	2.802%	05/20/18	1,850	1,907,765
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	B2	6.900%(c)	04/10/28	2,400	2,780,334
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3	Aa3	0.815%(c)	09/25/34	1,588	1,379,101
Bear Stearns Asset-Backed Securities Trust, Series 2007-SD1, Class 22A1	CC(d)	2.665%(c)	10/25/36	303	159,212
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A	B3	0.465%(c)	12/25/36	64	63,492
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	Caa2	0.915%(c)	07/25/34	2,763	1,690,749
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	Caa1	5.071%(c)	04/25/35	3,541	1,124,608
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	CCC(d)	0.575%(c)	07/25/36	1,519	662,662
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	Aa3	0.392%(c)	11/15/36	292	213,629
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	Aa3	0.392%(c)	11/15/36	558	407,951
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2, 144A	AA+(d)	1.590%(c)	03/25/36	3,200	3,199,955
Fremont Home Loan Trust, Series 2003-B, Class M1	Baa3	1.295%(c)	12/25/33	2,163	1,724,005
Greenpoint Manufactured Housing, Series 1999-2, Class A2	B2	2.985%(c)	03/18/29	2,875	2,336,935
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	B3	7.270%	06/15/29	5,280	4,845,761
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2	B3	3.641%(c)	06/19/29	1,600	1,278,823
Greenpoint Manufactured Housing, Series 1999-4, Class A2	B1	3.740%(c)	02/20/30	1,525	1,214,238
Greenpoint Manufactured Housing, Series 2001-2, Class IA2	A2	3.741%(c)	02/20/32	2,225	1,690,574
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2	A2	3.739%(c)	03/13/32	3,200	2,570,303
GSAA Home Equity Trust, Series 2007-4, Class A3A	Ca	0.545%(c)	03/25/37	3,578	1,725,566
GSAMP Trust, Series 2004-SEA2, Class A2B	Aaa	0.795%(c)	03/25/34	1,025	1,007,796
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 144A	Aaa	5.290%	03/25/16	2,640	2,897,928
Keycorp Student Loan Trust, Series 2003-A, Class 1A2	Aaa	0.726%(c)	10/25/32	4,527	4,173,622
Merrill Lynch Mortgage Investors, Inc., Series 2005-SD1, Class A2	AAA(d)	5.666%(c)	05/25/46	60	59,254
Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1	B2	1.265%(c)	10/25/33	2,169	1,701,135
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	Aaa	4.090%(c)	03/22/32	6,700	5,850,453

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (Continued)
Novastar Home Equity Loan, Series 2003-3, Class A2C	Baa3	1.305%(c)	12/25/33	$2,183	$1,820,711
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class B1	A2	8.000%(c)	07/25/42	10,000	8,700,020
People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1	Baa2	1.145%(c)	10/25/34	1,565	1,290,353
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	Aaa	0.485%(c)	11/25/36	4,100	1,733,316
Saxon Asset Securities Trust, Series 2005-1, Class M1	Aa3	0.935%(c)	05/25/35	4,958	3,502,588
SLM Student Loan Trust, Series 2003-11, Class A6, 144A	Aaa	0.758%(c)	12/15/25	3,200	3,068,202
SLM Student Loan Trust, Series 2006-5, Class A5	Aaa	0.576%(c)	01/25/27	4,620	4,366,373
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	Baa1	0.995%(c)	01/25/35	2,383	1,914,983
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	Caa1	5.645%(c)	10/25/36	618	384,693
South Carolina Student Loan Corp., Series 2010-1, Class A3	AA+(d)	1.516%(c)	10/27/36	3,400	3,254,582

TOTAL ASSET-BACKED SECURITIES (cost $90,829,333)					84,896,103

BANK LOANS(c) — 2.2%
Advertising — 0.1%
Visant Corp., Tranche Term Loan B	Ba3	5.250%	12/22/16	1,485	1,433,953

Cable Television — 0.2%
Charter Communications Operating LLC, Term Loan C	Ba1	3.500%	09/06/16	2,178	2,156,098
Charter Communications Operating LLC, Term Loan D	Ba1	4.000%	03/28/19	2,494	2,474,423

					4,630,521

Commercial Services
ARAMARK Corp., Term Loan B (Extending)	Ba3	3.495%	07/26/16	309	305,198
ARAMARK Corp., Term Loan B (Non-Extending)	Ba3	2.454%	01/26/14	142	140,497
Hertz Corp. (The), Tranche Term Loan B	Ba1	3.750%	03/11/18	997	983,759

					1,429,454

Computer Services & Software — 0.1%
First Data Corp., 2018 Dollar Term Loan	B1	4.245%	03/24/18	1,009	965,831
First Data Corp., Term Loan B-2 (Non-Extended)	B1	2.995%	09/24/14	1,224	1,171,743

					2,137,574

Electronic Components & Equipment — 0.1%
Sensus USA, Inc., Term Loan 1L	Ba3	4.750%	05/09/17	3,000	2,981,250

Food — 0.3%
Del Monte Corp., Initial Term Loan	Ba3	4.500%	03/08/18	1,918	1,884,562
NBTY, Inc., Term Loan B-1	Ba3	4.250%	10/01/17	1,732	1,722,126
Reynolds Group Holdings (New Zealand), Tranche Term Loan C	Ba3	6.500%	08/09/18	1,473	1,479,034
Wendy’s International, Inc., Term Loan B	B1	4.750%	04/03/19	2,000	1,983,334

					7,069,056

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Healthcare – Services — 0.2%
CHS/Community Health Systems, Inc., Funded Term Loan Non-Extended	Ba3	2.577%	07/25/14	$1,563	$1,538,489
Emergency Medical Services Corp., Initial Term Loan	B1	5.250%	05/25/18	1,329	1,312,523
Hanger Orthopedic Group, Inc., Term Loan C	Ba3	4.010%	12/01/16	1,481	1,462,889
HCA, Inc., Tranche Term Loan B-1	Ba3	2.495%	11/18/13	637	632,744
IASIS Healthcare LLC, Term Loan B	Ba3	5.000%	05/03/18	742	728,560

					5,675,205

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc., Term Loan B-6	B(d)	5.495%	01/28/18	1,205	1,065,042
Las Vegas Sands LLC, Tranche Term Loan B (Extending)	Ba2	2.750%	11/23/16	1,701	1,648,608

					2,713,650

Manufacturing
Freedom Group, Inc., Term Loan B	Ba3	5.500%	04/19/19	1,430	1,430,000

Media — 0.2%
Cengage Learning, Tranche Term Loan B (Extended)	B(d)	5.750%	07/31/17	1,026	880,560
Nielsen Finance LLC, Dollar Term Loan Class C	Ba2	3.491%	05/01/16	2,843	2,815,673
Univision Communications, Inc., First-Lien Term Loan	B2	4.495%	03/31/17	2,500	2,353,125

					6,049,358

Metals & Mining — 0.3%
Fairmount Minerals Ltd., Tranche Term Loan B	B1	5.250%	03/15/17	4,000	3,970,000
Schaeff, Term Loan C-2	B1	5.772%	01/27/17	1,500	1,491,874
Walter Energy, Inc., Term Loan B	B1	4.000%	04/01/18	1,824	1,781,805

					7,243,679

Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., Term Loan	BB-(d)	8.500%	01/15/17	1,060	1,049,897
Equipower Resources Corp., Term Loan	Ba3	6.500%	12/27/18	1,000	999,167

					2,049,064

Pharmaceuticals — 0.1%
Capsugel Holdings US, Inc., Initial Term Loan	B1	5.250%	08/01/18	1,898	1,896,857

Retail & Merchandising — 0.3%
Dunkin’ Brands Group, Inc., Term Loan B-2	B2	4.000%	11/23/17	1,496	1,471,602
Gymboree Corp. (The), Term Loan	B1	5.000%	02/23/18	2,920	2,756,132
Landry’s, Inc., Term Loan B	B1	6.500%	04/24/18	998	993,343
Neiman Marcus Group, Inc., Term Loan	B2	4.750%	05/16/18	2,885	2,846,517

					8,067,594

Telecommunications — 0.1%
Intelsat Jackson, Tranche Term Loan B	B1	5.250%	04/03/18	2,000	1,987,500
Telesat Canada, Inc., U.S. Term Loan B	Ba3	4.250%	03/08/19	1,500	1,481,518

					3,469,018

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Utilities
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	B2	4.741%	10/10/17	$1,879	$1,176,132

TOTAL BANK LOANS (cost $59,661,100)					59,452,365

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	AAA(d)	4.954%	01/14/29	1,000	1,128,461
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM	A1	4.727%	07/10/43	471	489,665
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM	Aa1	5.421%(c)	09/10/45	967	1,044,308
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4	Aaa	5.634%	07/10/46	2,190	2,468,688
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A3	AAA(d)	5.620%	02/10/51	60	63,857
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4	Aaa	5.718%(c)	09/11/38	2,000	2,271,834
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4	Aa3	5.543%	12/10/49	1,020	1,115,266
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4	Aaa	5.874%(c)	07/10/38	2,880	3,282,705
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM	Aa3	5.874%(c)	07/10/38	1,549	1,618,028
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A, 144A	Aaa	3.551%	04/10/34	1,827	1,888,638
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AM	Aaa	5.440%	05/15/45	839	900,597
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4	A+(d)	5.424%	02/15/40	1,113	1,255,697
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.858%(c)	07/15/40	290	331,199
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	A(d)	5.866%(c)	09/15/45	2,120	2,430,022
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aaa	5.485%(c)	03/12/51	5,400	5,879,725
Morgan Stanley Capital I, Inc., Series 2006-IQ11, Class A4	AAA(d)	5.894%(c)	10/15/42	140	157,640
Morgan Stanley Capital I, Inc., Series 2006-IQ12, Class A4	AAA(d)	5.332%	12/15/43	1,570	1,783,523
Morgan Stanley Capital I, Inc., Series 2007-IQ15, Class A4	BBB+(d)	5.880%(c)	06/11/49	460	521,134
Morgan Stanley Capital I, Inc., Series 2007-IQ16, Class A4	A+(d)	5.809%	12/12/49	6,260	7,240,735
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	1,074	1,208,712
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	Aaa	1.614%(c)	06/15/45	18,199	1,928,681

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $37,473,562)					39,009,115

CORPORATE BONDS — 32.8%
Advertising — 0.1%
WPP Finance UK (United Kingdom), Gtd. Notes	Baa3	8.000%	09/15/14	2,670	3,011,162

Aerospace/Defense — 0.5%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	4.875%	02/15/20	3,060	3,671,021

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Aerospace/Defense (continued)
Raytheon Co., Sr. Unsec’d. Notes	A3	3.125%	10/15/20	$1,560	$1,637,231
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	2,660	2,787,313
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42	4,070	4,470,508

					12,566,073

Agriculture — 0.7%
Altria Group, Inc., Gtd. Notes	Baa1	4.750%	05/05/21	2,430	2,755,732
Altria Group, Inc., Gtd. Notes	Baa1	9.250%	08/06/19	4,420	6,140,649
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	1,800	2,233,930
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	2.900%	11/15/21	3,920	4,036,843
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.500%	03/20/42	2,150	2,286,460
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%	06/01/16	780	940,076

					18,393,690

Airlines — 0.3%
Continental Airlines, Inc., Sr. Sec’d. Notes, 144A	Ba2	6.750%	09/15/15	1,720	1,767,300
Delta Air Lines 2007-1 A, Series 071A, Pass-Through Certificates	Baa1	6.821%	02/10/24	3,665	3,939,520
Delta Air Lines 2009-1A, Series A, Pass-Through Certificates	Baa2	7.750%	06/17/21	1,891	2,146,771
UAL 2009-2A Pass-Through Trust, Series 09-2, Pass-Through Certificates	Baa2	9.750%	07/15/18	994	1,130,123

					8,983,714

Automobiles — 0.2%
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	2.625%	09/15/16	4,920	5,062,882

Banks — 4.2%
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	3.875%	03/22/17	1,080	1,100,193
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa1	5.650%	05/01/18	2,530	2,705,311
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.500%	08/01/16	40	43,925
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	7.625%	06/01/19	5,600	6,584,934
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.000%	05/13/21	8,510	8,779,827
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.850%	01/22/15	2,290	2,417,390
BankAmerica Institutional Capital A, Ltd. Gtd. Notes, 144A	Ba2	8.070%	12/31/26	280	286,090
BBVA US Senior SAU (Spain), Bank Gtd. Notes	Aa3	3.250%	05/16/14	4,860	4,675,524
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	Aa2	3.750%	10/15/14	3,700	3,873,275
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes(a)	Aa2	3.375%	01/19/17	1,670	1,718,742
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Jr. Sub. Notes, 144A	A2	11.000%(c)	12/29/49	5,715	7,189,470
Credit Agricole SA (France), Jr. Sub. Notes, 144A(a)	A3	8.375%(c)	10/29/49	7,060	5,806,850
Credit Agricole SA (France), Sr. Unsec’d. Notes, 144A(a)	Aa3	2.625%	01/21/14	2,100	2,064,628
ICICI Bank Ltd. (India), Jr. Sub. Notes	Ba1	6.375%(c)	04/30/22	1,830	1,628,700
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	Ba1	6.375%(c)	04/30/22	480	427,200
Intesa Sanpaolo SpA (Italy), Sr. Notes, 144A	A2	3.625%	08/12/15	2,020	1,817,897
Kaupthing Bank (Iceland), Sr. Notes, 144A(i)	NR	7.625%	02/28/15(g)	5,480	1,397,400
Nordea Bank AB (Sweden), Sub. Notes, 144A	Aa3	4.875%	05/13/21	6,680	6,508,571

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	Ba2	7.648%(c)	08/29/49	$730	$584,000
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba2	5.000%	10/01/14	6,660	6,685,221
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba2	5.050%	01/08/15	430	429,337
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	A2	4.875%	03/16/15	530	548,416
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A(a)	Aa3	3.724%	01/20/15	2,790	2,595,024
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Aa3	3.781%	10/07/15	2,400	2,240,806
State Street Corp., Jr. Sub. Debs	A3	4.956%	03/15/18	7,750	8,299,878
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.100%	01/14/16	730	767,278
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.150%	07/22/15	4,250	4,463,516
UBS AG (Switzerland), Notes	Aa3	2.250%	01/28/14	1,790	1,799,158
UBS AG (Switzerland), Notes	Aa3	3.875%	01/15/15	1,300	1,343,386
UBS AG (Switzerland), Notes	Aa3	4.875%	08/04/20	250	267,106
Wachovia Capital Trust III, Ltd. Gtd. Notes	Baa3	5.570%(c)	03/29/49	11,620	11,097,100
Wachovia Corp., Sr. Unsec’d. Notes	A2	5.750%	02/01/18	1,330	1,573,169
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	3.676%	06/15/16	2,970	3,161,268
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	4.375%	01/31/13	800	817,542
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.250%	10/23/12	400	405,746
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	2.100%	05/08/17	5,410	5,422,091
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	4.600%	04/01/21	640	714,008
Wells Fargo & Co., Series l, Sr. Unsec’d. Notes	A2	3.750%	10/01/14	300	316,736
Wells Fargo Capital X, Ltd. Gtd. Notes	Baa1	5.950%	12/01/86	1,650	1,656,188

					114,212,901

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	5.375%	01/15/20	4,260	5,076,305
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	4.828%	07/15/20	3,330	3,880,143
Diageo Investment Corp., Gtd. Notes	A3	2.875%	05/11/22	3,970	4,078,190
Molson Coors Brewing Co., Gtd. Notes	Baa2	3.500%	05/01/22	390	400,446
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	7.900%	11/01/18	702	937,867
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	2.950%	01/15/17	1,250	1,265,308
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	4.450%	01/15/22	5,140	5,325,821

					20,964,080

Cable Television — 0.8%
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.000%	09/01/21	160	168,136
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.125%	02/15/21	995	1,056,067
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%	09/01/41	260	282,903
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.875%	11/15/40	6,240	6,983,721
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18	470	572,546
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.300%	07/01/38	2,000	2,568,662
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250%	04/01/19	4,410	5,762,538
Time Warner, Inc., Gtd. Notes	Baa2	4.700%	01/15/21	1,770	1,972,357
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21	710	794,388

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Cable Television (continued)
Time Warner, Inc., Gtd. Notes	Baa2	6.250%	03/29/41	$930	$1,081,378

					21,242,696

Chemicals — 0.1%
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	1,070	1,185,951
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes, 144A	Ba2	5.000%	04/15/19	780	818,025
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes, 144A	Ba2	5.750%	04/15/24	780	834,600

					2,838,576

Consumer Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	6.875%	02/15/21	1,545	1,606,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.125%	04/15/19	3,365	3,524,838

					5,131,638

Containers & Packaging — 0.3%
Ball Corp., Gtd. Notes	Ba1	5.750%	05/15/21	4,400	4,730,000
Ball Corp., Gtd. Notes	Ba1	6.750%	09/15/20	2,010	2,211,000

					6,941,000

Diversified Financial Services — 6.7%
Ally Financial, Inc., Gtd. Notes(a)	B1	7.500%	09/15/20	9,820	11,035,225
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	1,800	2,396,885
American Express Co., Sub. Notes	Baa2	6.800%(c)	09/01/66	5,070	5,237,310
American Express Credit Corp., Sr. Unsec’d. Notes	A2	5.125%	08/25/14	2,500	2,700,697
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	6.400%	10/02/17	3,210	3,701,714
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	4.700%	10/27/19	1,360	1,601,483
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.450%	04/15/18	1,040	1,239,769
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.375%	08/09/20	5,082	5,491,589
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	5.500%	10/15/14	1,820	1,926,960
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.000%	12/13/13	6,400	6,726,086
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.010%	01/15/15	6,670	7,166,401
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%	03/05/38	7,970	9,748,761
Citigroup, Inc., Sub. Notes	Baa1	5.000%	09/15/14	2,740	2,808,684
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	5.000%	05/15/18	2,030	2,155,620
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	12.000%	05/15/15	3,200	3,976,000
General Electric Capital Corp., Jr. Sub. Notes	AA-(d)	7.125%(c)	12/15/49	2,000	2,100,000
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	4.625%	01/07/21	11,250	12,373,898
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900%	05/13/14	2,230	2,422,326
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.375%	09/16/20	2,540	2,747,881
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.875%	01/10/39	8,520	10,991,925
General Electric Capital Corp., Sub. Notes(a)	Aa3	5.300%	02/11/21	5,080	5,701,701
Goldman Sachs Capital II, Ltd. Gtd. Notes	Baa2	4.000%(c)	06/01/43	3,560	2,410,191
Goldman Sachs Group, Inc. (The), Sr. Notes	A1	6.250%	02/01/41	9,980	10,406,695
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A1	3.625%	08/01/12	770	771,408

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	4.750%	07/15/13	$200	$205,637
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%	10/15/13	1,110	1,154,307
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250%	07/27/21	980	995,502
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.375%	03/15/20	3,720	3,829,454
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450%	11/01/12	1,240	1,257,984
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.000%	06/15/20	3,450	3,683,113
HSBC Finance Corp., Sr. Sub. Notes	Baa1	6.676%	01/15/21	6,370	6,896,888
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.500%	09/01/14	1,930	2,036,150
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.750%	09/01/16	7,110	7,643,250
John Deere Capital Corp., Sr. Unsec’d. Notes	A2	5.350%	04/03/18	1,000	1,190,420
John Deere Capital Corp., Unsec’d. Notes	A2	2.250%	04/17/19	1,870	1,911,327
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.250%	10/15/20	4,050	4,254,582
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.350%	08/15/21	630	664,901
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20	2,150	2,267,670
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	4.500%	01/24/22	2,610	2,811,539
JPMorgan Chase & Co., Sub. Notes	A1	6.125%	06/27/17	2,660	2,960,881
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa1	5.450%	02/05/13	3,180	3,243,943
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa1	6.875%	04/25/18	5,600	6,266,042
Merrill Lynch & Co., Inc., Sub. Notes	Baa2	6.050%	05/16/16	320	330,844
Morgan Stanley, Sr. Unsec’d. Notes	A2	4.200%	11/20/14	180	179,727
Morgan Stanley, Sr. Unsec’d. Notes	A2	4.750%	03/22/17	530	528,835
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.625%	04/01/18	3,990	4,171,816
Resona Preferred Global Securities Cayman Ltd. (Cayman Islands), Jr. Sub. Notes, 144A	Ba2	7.191%(c)	12/29/49	670	689,447
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN(a)	B3	6.900%	12/15/17	340	271,361
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625%	07/01/20	3,280	3,329,200

					180,614,029

Electric — 1.7%
AES Corp. (The), Sr. Unsec’d. Notes(a)	Ba3	8.000%	06/01/20	4,540	5,209,650
Calpine Construction Finance Co. LP/CCFC
Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.000%	06/01/16	1,995	2,154,600
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	B1	7.500%	02/15/21	1,960	2,116,800
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%	07/31/20	1,000	1,102,500
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%	01/15/23	1,850	2,016,500
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	5.700%	09/17/12	3,230	3,263,040
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/38	1,150	1,597,020
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	8.875%	01/15/19	960	1,305,033
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	Caa3	10.000%	12/01/20	5,043	5,484,262
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%	11/15/31	6,330	7,945,859
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	B3	9.125%	05/01/31	3,000	2,670,000
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/37	2,000	2,632,956
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	5.800%	03/01/37	3,110	3,865,525

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	8.250%	10/15/18	$1,100	$1,482,720
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.400%	01/15/21	1,910	2,123,542
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	12/01/39	1,910	2,391,249

					47,361,256

Electronic Components & Equipment — 0.1%
National Semiconductor Corp., Sr. Unsec’d. Notes	Baa1	6.600%	06/15/17	320	395,579
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	A3	3.600%	08/15/21	1,530	1,645,656

					2,041,235

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes(a)	Baa3	4.600%	03/01/21	2,240	2,491,487

Financial Services — 0.3%
Countrywide Financial Corp., Sub. Notes	Baa2	6.250%	05/15/16	460	478,767
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes(a)	A1	6.375%	01/21/21	2,780	3,150,518
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	4,560	4,993,200

					8,622,485

Food — 0.7%
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,690	1,877,715
Kraft Foods Group, Inc., Gtd. Notes, 144A	Baa2	3.500%	06/06/22	3,090	3,170,841
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	6,680	7,904,811
Kroger Co. (The), Gtd. Notes	Baa2	5.000%	04/15/13	1,720	1,772,243
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	4.750%	12/01/21	1,860	1,844,620
Safeway, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.350%	08/15/17	1,840	2,063,181

					18,633,411

Gaming
MGM Resorts International, Sr. Sec’d. Notes	Ba2	10.375%	05/15/14	110	124,025
MGM Resorts International, Sr. Sec’d. Notes	Ba2	11.125%	11/15/17	260	291,850

					415,875

Healthcare – Services — 0.8%
Fresenius Medical Care US Finance, Inc., Gtd. Notes	Ba2	6.875%	07/15/17	1,323	1,470,184
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%	02/15/20	2,100	2,275,875
Medtronic, Inc., Sr. Unsec’d. Notes	A1	3.125%	03/15/22	410	424,787
Medtronic, Inc., Sr. Unsec’d. Notes	A1	4.450%	03/15/20	1,820	2,088,920
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	2,220	2,761,334
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	8.875%	07/01/19	1,783	2,001,418
Tenet Healthcare Corp., Sr. Sec’d. Notes(a)	B1	10.000%	05/01/18	2,020	2,312,900
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.375%	11/15/21	910	957,062
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%	02/15/13	530	543,479
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%	04/01/13	650	670,027
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	11/15/17	45	54,923
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	02/15/18	2,070	2,504,793
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.875%	02/15/38	2,000	2,780,240

					20,845,942

Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp., Gtd. Notes, 144A	B3	9.000%	07/01/20	1,180	1,182,950

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec’d. Notes	B2	7.625%	01/15/16	$1,050	$1,107,750

					2,290,700

Insurance — 0.9%
American International Group, Inc., Jr. Sub. Notes	Baa2	6.250%	03/15/87	1,020	943,500
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	7,280	8,237,153
American International Group, Inc., Sr. Unsec’d. Notes, 144A	Baa1	3.750%	11/30/13	2,200	2,226,994
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	Aa2	3.200%	02/11/15	290	307,919
ING Capital Funding Trust III, Bank Gtd. Notes	B1	4.061%(c)	12/29/49	200	166,255
MetLife, Inc., Jr. Sub. Notes	Baa2	6.400%	12/15/66	2,270	2,225,227
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	2,060	2,293,231
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.875%	02/06/41	1,440	1,768,131
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	05/15/22	2,540	2,560,358
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	3.700%	08/15/21	940	992,369
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	7.000%	02/15/19	2,580	3,203,338

					24,924,475

Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.000%	01/15/19	1,090	1,177,200
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	8.125%	04/30/20	1,750	1,951,250
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22	80	116,457
Comcast Corp., Gtd. Notes	Baa1	5.650%	06/15/35	380	425,355
Comcast Corp., Gtd. Notes	Baa1	5.700%	05/15/18	2,160	2,547,361
Comcast Corp., Gtd. Notes	Baa1	6.400%	03/01/40	1,390	1,734,154
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	2,000	2,432,196
Comcast Corp., Gtd. Notes	Baa1	6.500%	01/15/15	3,600	4,060,739
Comcast Corp., Gtd. Notes	Baa1	6.500%	01/15/17	2,390	2,845,228
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	320	411,013
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	5.450%	12/15/14	1,680	1,848,652
DISH DBS Corp., Gtd. Notes	Ba2	7.125%	02/01/16	3,090	3,391,275
DISH DBS Corp., Gtd. Notes	Ba2	7.750%	05/31/15	170	188,700
DISH DBS Corp., Gtd. Notes(a)	Ba2	7.875%	09/01/19	3,015	3,474,787
News America, Inc., Gtd. Notes	Baa1	4.500%	02/15/21	1,010	1,107,316
Reed Elsevier Capital, Inc., Gtd. Notes	Baa1	8.625%	01/15/19	3,200	4,059,709
UBM PLC (United Kingdom), Notes, 144A	Baa3	5.750%	11/03/20	2,180	2,243,702

					34,015,094

Media & Entertainment — 0.1%
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.250%	10/15/20	2,260	2,378,650
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B(d)	7.500%	04/01/21	25	26,438
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	Caa2	11.250%	06/15/16	400	419,000

					2,824,088

Metals & Mining — 2.5%
Arch Coal, Inc., Gtd. Notes(a)	B1	7.000%	06/15/19	4,130	3,489,850
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	Baa1	3.850%	04/01/22	1,230	1,273,449

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	Baa1	6.950%	04/01/19	$2,550	$3,172,603
Barrick North America Finance LLC, Gtd. Notes	Baa1	4.400%	05/30/21	2,220	2,392,778
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	3.250%	11/21/21	1,350	1,408,846
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	6.500%	04/01/19	5,340	6,797,489
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	10/01/40	3,680	3,613,984
CONSOL Energy, Inc., Gtd. Notes	B1	8.250%	04/01/20	2,520	2,646,000
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	B1	6.375%	02/01/16	520	526,500
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	3.550%	03/01/22	4,780	4,702,937
Novelis, Inc. (Canada), Gtd. Notes(a)	B2	8.750%	12/15/20	710	765,025
Peabody Energy Corp., Gtd. Notes(a)	Ba1	6.500%	09/15/20	2,400	2,430,000
Peabody Energy Corp., Gtd. Notes	Ba1	7.875%	11/01/26	330	337,425
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	620	665,935
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	4.125%	05/20/21	660	725,558
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	6.500%	07/15/18	2,980	3,672,957
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	9.000%	05/01/19	6,590	9,010,342
Steel Dynamics, Inc., Gtd. Notes(a)	Ba2	7.625%	03/15/20	3,110	3,327,700
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.750%	04/15/16	75	77,250
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Baa2	10.250%	05/15/16	523	583,799
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	4.375%	01/11/22	9,287	9,457,166
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36	4,080	4,732,612
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes	Ba2	8.750%	01/15/14	200	206,760
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes	Ba2	9.500%	07/18/18	900	904,500
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes, 144A(a)	Ba2	8.750%	01/15/14	1,420	1,467,996

					68,389,461

Oil, Gas & Consumable Fuels — 4.2%
Anadarko Finance Co. (Canada), Gtd. Notes	Ba1	7.500%	05/01/31	2,910	3,663,501
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	6.375%	09/15/17	1,140	1,324,263
Apache Corp., Sr. Unsec’d. Notes	A3	3.250%	04/15/22	1,100	1,148,633
Apache Corp., Sr. Unsec’d. Notes	A3	4.750%	04/15/43	1,170	1,299,604
Apache Corp., Sr. Unsec’d. Notes	A3	5.100%	09/01/40	4,140	4,753,896
Baker Hughes, Inc., Sr. Unsec’d. Notes	A2	7.500%	11/15/18	3,230	4,265,435
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.125%	10/01/15	7,280	7,739,586
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	1,550	1,604,854
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21	370	391,704
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	6.500%	08/15/17	2,280	2,268,600
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	6.625%	08/15/20	805	796,950
Cie Generale de Geophysique - Veritas (France), Gtd. Notes(a)	Ba3	9.500%	05/15/16	4,000	4,370,000
Concho Resources, Inc., Gtd. Notes	B1	5.500%	10/01/22	160	158,400
Concho Resources, Inc., Gtd. Notes	B3	6.500%	01/15/22	1,812	1,884,480
ConocoPhillips, Gtd. Notes	A1	6.000%	01/15/20	670	842,559
ConocoPhillips, Gtd. Notes	A1	6.500%	02/01/39	1,400	1,938,728

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp., Gtd. Notes	Baa1	7.950%	04/15/32	$4,100	$5,886,456
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	3.250%	05/15/22	540	549,388
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	5.600%	07/15/41	120	139,232
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.700%	07/01/18	50	57,353
Hess Corp., Sr. Unsec’d. Notes	Baa2	8.125%	02/15/19	5,920	7,620,129
Kerr-McGee Corp., Gtd. Notes	Ba1	7.875%	09/15/31	4,800	6,223,997
Key Energy Services, Inc., Gtd. Notes	B1	6.750%	03/01/21	1,890	1,842,750
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.000%	02/01/17	1,000	1,154,943
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.850%	02/15/20	1,630	1,957,022
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	8.250%	03/01/19	5,250	6,711,626
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	2.700%	02/15/23	2,060	2,072,957
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	3.125%	02/15/22	3,340	3,482,050
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%	06/15/35	6,070	7,223,300
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	3.875%	01/27/16	2,090	2,157,800
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes(a)	A3	5.375%	01/27/21	8,850	9,538,273
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.750%	01/20/20	2,501	2,735,789
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	6.125%	10/06/16	970	1,084,825
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(a)	B3	6.750%	05/01/14	1,740	200,100
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%	03/01/21	3,280	3,640,800
SESI LLC, Gtd. Notes, 144A	Ba3	7.125%	12/15/21	690	750,375
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.375%	03/25/20	4,400	5,123,655
Sinopec Group Overseas Development 2012 Ltd. (British Virgin Islands), Gtd. Notes, 144A	Aa3	2.750%	05/17/17	1,880	1,911,845
Statoil ASA (Norway), Gtd. Notes	Aa2	3.125%	08/17/17	1,530	1,647,824
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	5.250%	03/15/13	1,180	1,211,853
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	6.000%	01/15/22	1,060	1,054,700

					114,430,235

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	Baa2	4.750%	01/11/22	420	429,358
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes, 144A	Baa2	4.750%	01/11/22	1,605	1,640,763

					2,070,121

Pharmaceuticals — 1.1%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.125%	04/01/19	4,600	5,479,543
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	3.500%	11/15/16	8,640	9,096,745
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	2.850%	05/08/22	3,330	3,387,299
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%	05/15/38	3,000	4,125,204
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.200%	03/15/19	4,740	5,940,879
Wyeth, Gtd. Notes	A1	5.450%	04/01/17	730	861,372

					28,891,042

Pipelines — 1.3%
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.750%	01/15/32	5,820	6,543,717
Enterprise Products Operating LLC, Gtd. Notes	Baa3	4.050%	02/15/22	310	328,744

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.250%	01/31/20	$3,350	$3,837,418
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.950%	02/01/41	320	361,875
Enterprise Products Operating LLC, Gtd. Notes	Baa3	6.500%	01/31/19	5,420	6,532,585
Enterprise Products Operating LLC, Gtd. Notes	Ba1	8.375%(c)	08/01/66	4,000	4,335,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.250%	06/15/22	700	721,000
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	B1	6.500%	07/15/21	2,319	2,434,950
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000%	03/01/32	3,000	3,890,877
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.500%	01/15/31	1,521	1,852,137
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21	1,373	1,734,000
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	8.750%	03/15/32	410	556,380
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	5.250%	03/15/20	1,090	1,224,676

					34,353,359

Retail & Merchandising — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	2,140	2,527,312
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	5,550	6,921,144
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.036%	12/10/28	1,594	1,797,370
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%	01/10/30	819	970,460
CVS Pass-Through Trust, Pass-Through Certificates, 144A	Ba1	9.350%	01/10/23	1,650	1,888,772
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/13	920	947,503
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.800%	02/15/18	710	874,943
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.200%	04/15/38	1,000	1,360,327

					17,287,831

Telecommunications — 1.7%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	5.000%	03/30/20	3,100	3,520,496
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.100%	09/15/14	5,000	5,459,130
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.500%	02/01/18	5,720	6,796,819
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.550%	08/15/41	250	297,989
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.600%	05/15/18	240	287,246
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.300%	01/15/38	4,240	5,281,306
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.950%	01/15/18	1,470	1,721,940
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	2,110	2,887,292
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	5.750%	03/23/16	3,380	3,790,291
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	Ba2	7.375%	12/01/17	480	512,400
Sprint Capital Corp., Gtd. Notes	B3	6.875%	11/15/28	380	305,900
Sprint Capital Corp., Gtd. Notes(a)	B3	6.900%	05/01/19	4,460	4,192,400
Sprint Capital Corp., Gtd. Notes	B3	8.750%	03/15/32	280	254,800
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.134%	04/27/20	1,280	1,102,572
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	3.500%	11/01/21	1,730	1,841,876
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	3,400	3,896,910
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.000%	04/01/41	2,490	3,156,693
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.100%	04/15/18	640	779,710

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	8.750%	11/01/18		$340	$467,345
Virgin Media Sec’d. Finance PLC (United Kingdom), Sr. Sec’d. Notes	Baa3	6.500%	01/15/18		240	261,000

						46,814,115

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	6.125%	06/15/21		1,660	1,826,000
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba2	12.500%	04/01/16		406	460,810

						2,286,810

Utilities — 0.2%
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	5.625%	11/30/12		2,800	2,856,566
Mirant Mid Atlantic Pass-Through Trust C, Pass-Through Certificates	Ba1	10.060%	12/30/28		1,403	1,431,044
Tennessee Valley Authority, Notes	Aaa	5.250%	09/15/39		1,440	1,877,560

						6,165,170

TOTAL CORPORATE BONDS (cost $837,082,904)						885,116,633

FOREIGN GOVERNMENT BONDS — 2.6%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/14	BRL	4,477	2,286,300
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/17	BRL	42,896	21,901,230
Malaysian Government (Malaysia), Sr. Unsec’d. Notes	A3	3.835%	08/12/15	MYR	17,120	5,512,586
Malaysian Government (Malaysia), Sr. Unsec’d. Notes	A3	4.262%	09/15/16	MYR	5,645	1,855,375
Mexican Bonos (Mexico), Bonds	Baa1	6.500%	06/09/22	MXN	179,260	14,519,728
Mexican Bonos (Mexico), Bonds	Baa1	8.000%	06/11/20	MXN	261,162	23,120,326
Mexican Bonos (Mexico), Bonds	Baa1	10.000%	12/05/24	MXN	15,130	1,589,205

TOTAL FOREIGN GOVERNMENT BONDS (cost $72,255,722)						70,784,750

MUNICIPAL BONDS — 0.8%
California — 0.2%
California State, General Obligation Unlimited	A1	7.300%	10/01/39		1,600	1,998,784
Los Angeles Department of Water & Power, Revenue Bonds	Aa3	6.574%	07/01/45		2,050	2,948,392

						4,947,176

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.637%	04/01/57		1,440	1,679,256
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.655%	04/01/57		820	944,747

						2,624,003

Illinois — 0.1%
State of Illinois, General Obligation Unlimited	A1	5.877%	03/01/19		2,440	2,714,329

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Minnesota — 0.2%
Northstar Education Finance, Inc., Revenue Bonds	Aaa	0.416%(c)	01/29/46	$5,925	$4,892,906

Ohio — 0.2%
Student Loan Funding Corp., Revenue Bonds	Aaa	0.263%(c)	09/01/47	6,000	5,528,778

TOTAL MUNICIPAL BONDS (cost $18,890,425)					20,707,192

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 14.8%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	Caa1	2.856%(c)	07/25/35	688	509,449
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	Caa3	2.961%(c)	09/25/35	687	499,984
Banc of America Funding Corp., Series 2005-F, Class 2A1	Caa3	2.846%(c)	09/20/35	121	68,770
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	A2	2.766%(c)	09/25/33	662	629,386
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	B2	1.145%(c)	01/25/36	3,541	2,864,925
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	CC(d)	2.762%(c)	09/25/35	393	316,261
BCAP LLC Trust, Series 2006-AA1, Class A1	Ca	0.435%(c)	10/25/36	4,730	2,464,205
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	CCC(d)	3.189%(c)	10/25/35	150	119,265
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1	Caa3	2.788%(c)	02/25/36	886	527,957
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	Caa2	5.488%(c)	02/25/36	522	364,349
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	CC(d)	2.749%(c)	10/25/36	968	614,089
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	Baa1	0.985%(c)	11/25/34	212	200,181
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A3	Baa2	1.345%(c)	10/25/33	650	587,134
Chevy Chase Mortgage Funding Corp., Series 2004-3A, Class A2, 144A	Baa3	0.545%(c)	08/25/35	546	376,166
Chevy Chase Mortgage Funding Corp., Series 2004-4A, Class A2, 144A	Ba1	0.535%(c)	10/25/35	485	332,017
Chevy Chase Mortgage Funding Corp., Series 2005-1A, Class A2, 144A	B3	0.445%(c)	01/25/36	382	239,457
Chevy Chase Mortgage Funding Corp., Series 2005-3A, Class A2, 144A	B3	0.475%(c)	07/25/36	1,065	643,161
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A	CCC(d)	2.831%(c)	10/25/35	598	423,126
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	NR	2.520%(c)	02/25/36	3,993	3,896,957
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	Caa1	2.647%(c)	11/20/34	308	248,553
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A2	Caa1	2.647%(c)	11/20/34	708	577,624
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	Caa2	0.535%(c)	04/25/35	6,663	4,201,159
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	B3	47.902%(c)	08/25/35	325	772,505
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF, 144A	B1	0.645%(c)	09/25/35	501	417,834
Fannie Mae, Series 409, Class C1, IO	Aaa	3.000%	11/25/26	8,800	860,771
Fannie Mae, Series 409, Class C13, IO	Aaa	3.500%	11/25/41	6,000	996,449

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae, Series 409, Class C2, IO	Aaa	3.000%	04/25/27	$7,900	$846,745
Fannie Mae, Series 409, Class C22, IO	Aaa	4.500%	11/25/39	10,608	1,279,907
Fannie Mae REMICS, Series 2004-38, Class FK	Aaa	0.595%(c)	05/25/34	2,629	2,629,213
Fannie Mae REMICS, Series 2010-110, Class AE	Aaa	9.750%	11/25/18	6,566	7,643,205
Fannie Mae REMICS, Series 2010-118, Class YB, IO	Aaa	6.255%(c)	10/25/40	6,788	989,240
Fannie Mae REMICS, Series 2010-123, Class PM	Aaa	4.000%	07/25/40	7,300	8,050,834
Fannie Mae REMICS, Series 2010-136, Class SA, IO	Aaa	5.755%(c)	12/25/40	5,190	974,459
Fannie Mae REMICS, Series 2010-142, Class SM, IO	Aaa	6.285%(c)	12/25/40	2,856	451,703
Fannie Mae REMICS, Series 2010-150, Class SK, IO	Aaa	6.285%(c)	01/25/41	6,316	1,034,783
Fannie Mae REMICS, Series 2010-150, Class SN, IO	Aaa	6.285%(c)	01/25/41	7,114	1,165,618
Fannie Mae REMICS, Series 2011-14, Class GD	Aaa	4.000%	04/25/40	58,533	63,630,453
Fannie Mae REMICS, Series 2011-15, Class AB	Aaa	9.750%	08/25/19	2,213	2,548,789
Fannie Mae REMICS, Series 2011-63, Class SW, IO	Aaa	6.435%(c)	07/25/41	1,361	211,667
Fannie Mae REMICS, Series 2011-87, Class SJ, IO	Aaa	5.705%(c)	09/25/41	11,257	1,751,749
Fannie Mae REMICS, Series 2012-25, Class B	Aaa	6.500%	03/25/42	4,800	5,681,792
Fannie Mae REMICS, Series 2012-28, Class B	Aaa	6.500%	06/25/39	1,600	1,797,008
Fannie Mae REMICS, Series 2012-35, Class MB	Aaa	5.500%	04/25/42	17,300	19,563,336
Fannie Mae REMICS, Series 2012-35, Class SQ, IO	Aaa	6.355%(c)	04/25/42	5,113	955,137
Fannie Mae REMICS, Series 2012-46, Class BA	Aaa	6.000%	05/25/42	6,900	7,822,471
Fannie Mae REMICS, Series 2012-63, Class AS, IO	Aaa	6.255%(c)	06/25/42	3,678	872,569
Fannie Mae REMICS, Series 2012-63, Class DS, IO	Aaa	6.305%(c)	03/25/39	4,389	1,034,486
Fannie Mae REMICS, Series 2012-66, Class SA, IO	Aaa	5.755%(c)	06/25/42	7,290	1,334,052
Fannie Mae REMICS, Series 2012-74, Class OA, PO	Aaa	0.810%	03/25/42	400	380,756
Fannie Mae REMICS, Series 2012-74, Class SA, IO	Aaa	6.405%(c)	03/25/42	4,600	1,107,674
Fannie Mae REMICS, Series 2012-75, Class AO, PO	Aaa	0.810%	03/25/42	600	571,134
Fannie Mae REMICS, Series 2012-75, Class AS, IO	Aaa	6.400%(c)	03/25/42	3,600	793,125
Fannie Mae REMICS, Series 2012-75, Class LS, IO	Aaa	6.300%(c)	07/25/42	200	41,480
Fannie Mae REMICS, Series 2012-76, Class AC	Aaa	6.500%	07/25/42	6,470	7,532,901
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	Aaa	1.222%(c)	01/25/20	12,311	753,334
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	Aaa	1.405%(c)	04/25/20	37,928	2,621,842
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	Aaa	1.836%(c)	06/25/20	39,071	3,766,423
FHLMC Multifamily Structured Pass-Through Certificates, Series K009, Class X1, IO	Aaa	1.678%(c)	08/25/20	13,151	1,115,505
FHLMC Multifamily Structured Pass-Through Certificates, Series K014, Class X1, IO	Aaa	1.449%(c)	04/25/21	25,786	2,182,420
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	Aaa	1.846%(c)	07/25/21	2,878	326,267

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	Aaa	1.741%(c)	10/25/21	$1,914	$209,468
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class X1, IO	Aaa	1.608%(c)	12/25/21	6,297	628,334
FHLMC Multifamily Structured Pass-Through Certificates, Series K702, Class X1, IO	Aaa	1.727%(c)	02/25/18	10,888	790,623
FHLMC Multifamily Structured Pass-Through Certificates, Series K703, Class X1, IO	Aaa	2.257%(c)	05/25/18	14,903	1,467,621
FHLMC Multifamily Structured Pass-Through Certificates, Series K704, Class X1, IO	Aaa	2.165%(c)	08/25/18	11,237	1,136,481
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 4A1	BBB+(d)	5.013%(c)	02/25/35	262	254,330
Freddie Mac Reference REMIC, Series R007, Class ZA	Aaa	6.000%	05/15/36	8,060	9,437,277
Freddie Mac REMICS, Series 2808, Class FT	Aaa	0.592%(c)	04/15/33	1,657	1,657,226
Freddie Mac REMICS, Series 3621, Class SB, IO	Aaa	5.988%(c)	01/15/40	1,135	162,360
Freddie Mac REMICS, Series 3639, Class EY	Aaa	5.000%	02/15/30	3,100	3,552,872
Freddie Mac REMICS, Series 3768, Class MB	Aaa	4.000%	12/15/39	10,732	11,624,319
Freddie Mac REMICS, Series 3806, Class CZ	Aaa	5.500%	07/15/34	9,400	11,182,538
Freddie Mac REMICS, Series 4054, Class SA, IO	Aaa	5.808%(c)	08/15/39	4,708	743,909
Freddie Mac REMICS, Series 4057, Class SA, IO	Aaa	5.807%(c)	04/15/39	15,300	3,262,464
Freddie Mac REMICS, Series 4063, Class S, IO	Aaa	5.710%(c)	06/15/42	900	205,200
Freddie Mac REMICS, Series 4068, Class DS, IO	Aaa	5.751%(c)	06/15/42	3,700	939,453
Freddie Mac REMICS, Series 4068, Class TS, IO	Aaa	5.751%(c)	06/15/42	3,300	837,891
Government National Mortgage Assoc., Series 2009-106, Class SU, IO	Aaa	5.956%(c)	05/20/37	8,112	1,217,439
Government National Mortgage Assoc., Series 2010-3, Class MS, IO	Aaa	6.306%(c)	11/20/38	2,631	387,072
Government National Mortgage Assoc., Series 2010-14, Class SH, IO	Aaa	5.757%(c)	02/16/40	2,043	400,694
Government National Mortgage Assoc., Series 2010-26, Class QS, IO	Aaa	6.006%(c)	02/20/40	78	14,240
Government National Mortgage Assoc., Series 2010-31, Class GS, IO	Aaa	6.256%(c)	03/20/39	2,278	330,141
Government National Mortgage Assoc., Series 2010-35, Class AS, IO	Aaa	5.506%(c)	03/20/40	6,410	1,012,285
Government National Mortgage Assoc., Series 2010-37, Class SG, IO	Aaa	5.456%(c)	03/20/40	7,882	1,255,413
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	Aaa	6.236%(c)	04/20/40	966	160,338
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	Aaa	6.307%(c)	04/16/34	2,101	148,465
Government National Mortgage Assoc., Series 2010-50, Class QS, IO	Aaa	6.306%(c)	12/20/38	3,576	535,438
Government National Mortgage Assoc., Series 2010-57, Class QS, IO	Aaa	6.256%(c)	05/20/40	1,641	276,795
Government National Mortgage Assoc., Series 2010-60, Class S, IO	Aaa	6.256%(c)	05/20/40	4,822	808,508
Government National Mortgage Assoc., Series 2010-76, Class SH, IO	Aaa	6.256%(c)	05/20/40	567	93,575
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	Aaa	6.406%(c)	01/20/40	1,818	279,309
Government National Mortgage Assoc., Series 2010-93, Class PS, IO	Aaa	6.456%(c)	06/20/35	1,356	165,811

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Assoc., Series 2010-101, Class NI, IO	Aaa	5.000%	11/20/36	$5,730	$600,764
Government National Mortgage Assoc., Series 2010-113, Class BS, IO	Aaa	5.756%(c)	09/20/40	4,735	737,894
Government National Mortgage Assoc., Series 2010-121, Class SE, IO	Aaa	5.756%(c)	09/20/40	4,131	648,182
Government National Mortgage Assoc., Series 2010-167, Class US, IO	Aaa	6.386%(c)	11/20/38	1,873	251,659
Government National Mortgage Assoc., Series 2010-H02, Class FA	Aaa	0.919%(c)	02/20/60	8,277	8,308,831
Government National Mortgage Assoc., Series 2010-H10, Class FC	Aaa	1.239%(c)	05/20/60	8,534	8,694,871
Government National Mortgage Assoc., Series 2010-H11, Class FA	Aaa	1.239%(c)	06/20/60	9,617	9,838,436
Government National Mortgage Assoc., Series 2010-H20, Class AF	Aaa	0.569%(c)	10/20/60	17,161	16,971,001
Government National Mortgage Assoc., Series 2010-H24, Class FA	Aaa	0.589%(c)	10/20/60	15,032	14,876,961
Government National Mortgage Assoc., Series 2010-H26, Class LF	Aaa	0.589%(c)	08/20/58	936	929,361
Government National Mortgage Assoc., Series 2011-11, Class SA, IO	Aaa	5.756%(c)	01/20/41	2,903	443,110
Government National Mortgage Assoc., Series 2011-32, Class S, IO	Aaa	5.757%(c)	03/16/41	1,217	165,907
Government National Mortgage Assoc., Series 2011-32, Class SD, IO	Aaa	5.756%(c)	03/20/41	1,646	252,474
Government National Mortgage Assoc., Series 2011-40, Class SA, IO	Aaa	5.887%(c)	02/16/36	7,329	945,744
Government National Mortgage Assoc., Series 2011-70, Class BS, IO	Aaa	6.457%(c)	12/16/36	4,333	633,575
Government National Mortgage Assoc., Series 2011-135, Class D	Aaa	5.000%	04/16/40	1,200	1,361,222
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	Caa3	0.445%(c)	10/25/45	329	165,600
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	C	0.495%(c)	04/25/36	4,016	2,863,302
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	Ca	0.475%(c)	04/25/36	400	184,249
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	B1	0.595%(c)	03/25/35	2,026	1,675,083
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	CCC(d)	5.500%	11/25/35	2,043	1,932,776
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	CC(d)	2.792%(c)	07/25/35	800	586,078
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	Baa3	2.811%(c)	01/19/35	539	425,641
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A	Caa1	0.593%(c)	01/19/35	150	94,127
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	Caa2	0.623%(c)	01/19/35	479	233,258
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	Aa2	0.695%(c)	07/25/34	1,185	1,111,967
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	Aaa	0.795%(c)	01/25/35	4,461	4,283,066
Impac Secured Assets Common Owner Trust, Series 2006-2, Class 2A1	Aaa	0.595%(c)	08/25/36	415	397,401
Indymac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	Caa2	0.445%(c)	10/25/36	1,982	1,236,244

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	B(d)	2.773%(c)	08/25/35	$1,400	$1,092,141
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	CCC(d)	6.500%	01/25/36	4,085	3,845,285
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	A1	2.634%(c)	04/21/34	3,030	2,999,834
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	B-(d)	0.695%(c)	09/25/34	1,517	1,368,388
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 1A1	CCC(d)	2.665%(c)	12/25/35	1,892	1,440,432
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.455%(c)	02/25/36	492	358,965
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	Caa2	3.079%(c)	02/25/36	235	197,526
MLCC Mortgage Investors, Inc., Series 2006-1, Class 2A1	B2	2.283%(c)	02/25/36	743	653,652
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	Ba1	2.993%(c)	07/25/34	1,653	1,520,948
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	Baa3	2.860%(c)	11/25/34	3,478	3,223,862
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	Caa2	0.945%(c)	12/25/35	4,206	2,610,959
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	Ca	2.880%(c)	03/25/36	4,334	2,416,642
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 144A	Baa3	6.500%	02/25/35	3,651	3,705,452
Nomura Asset Acceptance Corp., Series 2006-AF1, Class 2A	Ca	3.046%(c)	06/25/36	1,740	800,236
RBSGC Mortgage Pass-Through Certificates, Series 2005-A, Class 5A	Caa1	7.000%	04/25/35	4,556	3,341,790
RBSGC Mortgage Pass-Through Certificates, Series 2007-B, Class 1A4	Caa3	0.695%(c)	01/25/37	2,345	1,069,013
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	AAA(d)	3.340%(c)	12/26/35	1,955	1,928,079
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	Caa3	0.605%(c)	01/25/37	613	303,092
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	Caa2	8.000%	05/25/32	214	209,590
Residential Asset Securitization Trust, Series 2007-A7, Class A3	CCC(d)	6.000%	07/25/37	3,489	2,512,399
Saco I, Inc., Series 2007-VA1, Class A, 144A	CCC(d)	9.105%(c)	06/25/21	2,426	2,539,601
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	Baa2	0.615%(c)	07/25/34	465	407,505
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	Baa3	2.762%(c)	09/25/34	335	309,994
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	Baa3	0.545%(c)	09/25/34	751	560,197
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	B3	5.500%(c)	12/25/34	498	478,409
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	Caa2	2.717%(c)	06/25/35	147	111,106
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	Caa2	5.524%(c)	10/25/35	3,994	3,179,178
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	CC(d)	5.378%(c)	05/25/36	551	418,838
Structured Asset Securities Corp., Series 2005-16, Class 1A2	Caa1	5.500%	09/25/35	1,217	1,136,747

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	B3	0.595%(c)	03/25/35	$4,502	$3,553,343
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	B2	6.147%(c)	09/25/37	2,891	2,899,053
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	CC(d)	2.867%(c)	08/20/35	227	160,754
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	Ba2	2.453%(c)	02/25/33	1,774	1,702,879
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	A1	2.455%(c)	09/25/33	633	635,612
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR11, Class A6	A2	2.467%(c)	10/25/33	6,520	6,503,748
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	B2	0.565%(c)	08/25/45	7,231	5,904,321
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	Ca	0.735%(c)	10/25/45	7,405	3,895,597
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	CCC(d)	2.713%(c)	02/25/37	1,192	870,111
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	CCC(d)	2.756%(c)	03/25/37	1,030	827,681
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	CCC(d)	2.457%(c)	09/25/36	727	525,297
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	Caa3	0.957%(c)	07/25/47	24,421	15,087,390
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	B-(d)	5.610%(c)	04/25/36	317	297,547

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $394,372,598)					400,843,677

U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.1%
Federal Home Loan Mortgage Corp.		2.500%	TBA	31,600	32,478,875
Federal Home Loan Mortgage Corp.		2.590%(c)	07/01/36	1,807	1,894,223
Federal Home Loan Mortgage Corp.		3.000%	TBA	19,600	20,491,188
Federal Home Loan Mortgage Corp.		4.000%	10/01/25-06/01/42	37,785	40,024,652
Federal Home Loan Mortgage Corp.		4.000%	TBA	22,200	23,556,282
Federal Home Loan Mortgage Corp.		4.500%	06/01/42	5,767	6,352,314
Federal Home Loan Mortgage Corp.		5.000%	03/01/38	3,909	4,202,338
Federal Home Loan Mortgage Corp.		5.500%	12/01/38	8,560	9,314,086
Federal Home Loan Mortgage Corp.		5.500%	TBA	900	978,047
Federal Home Loan Mortgage Corp.		6.000%	11/01/39-12/01/39	33,756	37,124,642
Federal Home Loan Mortgage Corp.		6.500%	09/01/39	1,935	2,167,133
Federal National Mortgage Assoc.		2.138%(c)	01/01/37	174	183,719
Federal National Mortgage Assoc.		2.218%(c)	05/01/37	193	205,679
Federal National Mortgage Assoc.		2.500%	TBA	27,900	28,745,719
Federal National Mortgage Assoc.		2.907%(s)	10/09/19	5,800	4,701,312
Federal National Mortgage Assoc.		3.000%	TBA	14,300	14,981,484
Federal National Mortgage Assoc.		3.000%	TBA	20,700	21,227,204
Federal National Mortgage Assoc.		4.000%	10/01/41-06/01/42	50,470	53,821,597
Federal National Mortgage Assoc.		4.000%	TBA	2,700	2,873,391
Federal National Mortgage Assoc.		4.500%	04/01/31-10/01/41	23,867	25,816,615
Federal National Mortgage Assoc.		4.500%	TBA	50	53,633
Federal National Mortgage Assoc.		5.000%	07/01/33-06/01/41	25,688	28,193,852
Federal National Mortgage Assoc.		5.250%	08/01/12	14,190	14,246,930
Federal National Mortgage Assoc.(a)		5.375%	06/12/17	19,750	23,928,824
Federal National Mortgage Assoc.		5.426%(c)	08/01/37	200	212,370
Federal National Mortgage Assoc.		5.500%	11/01/28-05/01/40	17,708	19,379,075

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.	5.500%	TBA	$1,300	$1,418,016
Federal National Mortgage Assoc.	6.000%	09/01/37	1,825	2,016,653
Federal National Mortgage Assoc.	6.500%	TBA	16,600	18,680,187
Federal National Mortgage Assoc.(a)	6.625%	11/15/30	10,570	16,036,212
Federal National Mortgage Assoc.	7.000%	04/01/37-02/01/39	17,954	20,775,975
Financing Corp. FICO, Series 1P, PO	1.537%(s)	05/11/18	1,670	1,526,524
Financing Corp. FICO, Series 6P, PO	1.566%(s)	08/03/18	4,270	3,882,719
Financing Corp. FICO, Series 11P, PO	1.479%(s)	02/08/18	440	405,101
Financing Corp. FICO, Series 12P, PO	1.908%(s)	12/06/18	3,500	3,097,395
Financing Corp. FICO, Series 13P, PO	1.620%(s)	12/27/18	7,929	7,140,049
Financing Corp. FICO, Series 15P, PO	1.659%(s)	03/07/19	2,900	2,596,547
Financing Corp. FICO, Series 19P, PO	1.704%(s)	06/06/19	210	186,684
Financing Corp. FICO, Series B-P, PO	1.515%(s)	04/06/18	1,340	1,228,255
Financing Corp. FICO, Series D-P, PO	1.771%(s)	09/26/19	5,580	4,911,176
Financing Corp. FICO, Series E-P, PO	1.592%(s)	11/02/18	5,800	5,245,062
Government National Mortgage Assoc.	1.976%(c)	07/20/60	5,228	5,520,980
Government National Mortgage Assoc.	2.000%(c)	09/20/60	6,270	6,642,946
Government National Mortgage Assoc.	2.018%(c)	11/20/60	6,660	7,046,054
Government National Mortgage Assoc.	2.641%(c)	04/20/60	9,128	9,856,037
Government National Mortgage Assoc.	3.000%	TBA	3,800	3,943,687
Government National Mortgage Assoc.	3.500%	TBA	800	855,625
Government National Mortgage Assoc.	3.500%	TBA	43,000	45,956,246
Government National Mortgage Assoc.	4.000%	TBA	9,700	10,592,703
Government National Mortgage Assoc.	4.500%	01/20/40-03/20/41	57,152	63,006,190
Government National Mortgage Assoc.	4.500%	TBA	1,400	1,538,906
Government National Mortgage Assoc.	5.000%	10/20/39-11/20/40	46,318	51,188,965
Government National Mortgage Assoc.	5.500%	TBA	5,500	6,104,140
Government National Mortgage Assoc.	6.000%	09/20/38-12/20/41	25,579	28,688,460
Government National Mortgage Assoc.	6.000%	TBA	8,200	9,205,781
Government National Mortgage Assoc.	6.500%	10/20/37	3,117	3,567,717

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $743,970,946)				760,016,176

U.S. TREASURY OBLIGATIONS — 10.5%
U.S. Treasury Bonds(a)	3.000%	05/15/42	5,170	5,414,768
U.S. Treasury Bonds	3.125%	11/15/41-02/15/42	94,880	101,976,621
U.S. Treasury Bonds(a)	4.375%	05/15/41	8,060	10,765,138
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25	6,320	10,157,480
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%	01/15/29(k)	14,330	21,306,900
U.S. Treasury Notes	0.375%	03/15/15-04/15/15	870	869,447
U.S. Treasury Notes	0.500%	05/31/13	190	190,438
U.S. Treasury Notes	0.625%	05/31/17	4,020	4,001,472
U.S. Treasury Notes	1.000%	09/30/16-06/30/19	18,400	18,409,987
U.S. Treasury Notes	1.125%	05/31/19	840	841,312
U.S. Treasury Notes	1.250%	04/30/19	53,280	53,871,088
U.S. Treasury Notes	1.375%	02/15/13	490	493,599
U.S. Treasury Notes	1.500%	03/31/19	46,000	47,293,750
U.S. Treasury Notes	1.875%	02/28/14	900	923,098
U.S. Treasury Notes	2.000%	11/15/21-02/15/22	6,770	7,001,303

TOTAL U.S. TREASURY OBLIGATIONS (cost $267,216,159)				283,516,401

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

		Shares	Value (Note 2)

PREFERRED STOCKS — 0.1%
Diversified Financial Services
Citigroup Capital XII, 8.500%		13,675	$342,695
Citigroup Capital XIII, 7.875%		45,250	1,234,872

TOTAL PREFERRED STOCKS (cost $1,535,124)			1,577,567

		Units
WARRANTS*
Oil, Gas & Consumable Fuels
SemGroup Corp., Class A Stock, expiring 11/30/14(g) (cost $0)		2,070	15,231

TOTAL LONG-TERM INVESTMENTS (cost $2,523,287,873)			2,605,935,210

		Shares
SHORT-TERM INVESTMENTS — 14.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $395,595,215; includes $71,704,284 of cash collateral for securities on loan)(b)(w)(Note 4)		395,595,215	395,595,215

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
10 Year U.S. Treasury Notes Futures,
expiring 08/24/12, Strike Price $133.00		$296	360,750

Put Options
5 Year CDX North America HY 18,
expiring 09/19/12, Strike Price $0.92	Barclays Capital Group	231	326,668
90 Day Euro Dollar,
expiring 09/14/12, Strike Price $99.00		643	12,850
expiring 12/11/12, Strike Price $98.75		2,425	97,000

			436,518

TOTAL OPTIONS PURCHASED (cost $1,626,291)			797,268

TOTAL SHORT-TERM INVESTMENTS (cost $397,221,506)			396,392,483

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 111.2% (cost $2,920,509,379)			3,002,327,693

OPTIONS WRITTEN*
Call Options
10 Year U.S. Treasury Notes Futures,
expiring 08/24/12, Strike Price $136.00		90	(16,875)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options
90 Day Euro Dollar,
expiring 12/14/12, Strike Price $98.25		$2,425	$(36,375)
expiring 09/14/12, Strike Price $98.75		643	(4,819)
5 Year CDX North America HY 18,
expiring 09/19/12, Strike Price $0.87	Barclays Capital Group	231	(123,418)

			(164,612)

TOTAL OPTIONS WRITTEN (premiums received $766,183)			(181,487)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 111.2% (cost $2,919,743,196)			3,002,146,206
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (11.2)%.			(301,304,614)

NET ASSETS — 100.0%			$2,700,841,592

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CDX	Credit Derivative Index
FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
SLM	Student Loan Mortgage
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $70,775,892; cash collateral of $71,704,284 (included with liabilities) was received with which the Portfolio purchased highly liquid short- term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Position:
278	30 Year U.S. Ultra Bonds	Sep. 2012	$45,614,882	$46,382,562	$767,680

Short Positions:
245	2 Year U.S. Treasury Notes	Sep. 2012	53,956,999	53,945,938	11,061
248	5 Year U.S. Treasury Notes	Sep. 2012	30,740,212	30,744,250	(4,038)
1,740	10 Year U.S. Treasury Notes	Sep. 2012	231,053,609	232,072,500	(1,018,891)
656	20 Year U.S. Treasury Bonds	Sep. 2012	97,163,290	97,067,500	95,790

					(916,078)

					$(148,398)

(1)	Cash of $8,804,003 and U.S. Treasury Securities with a market value of $1,486,874 has been segregated to cover requirement for open futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Canadian Dollar,
Expiring 08/16/12	Citigroup Global Markets	CAD	23,243	$23,262,191	$22,804,447	$(457,744)
Japanese Yen,
Expiring 08/16/12	Citigroup Global Markets	JPY	1,205,786	15,108,964	15,095,047	(13,917)

				$38,371,155	$37,899,494	$(471,661)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 08/16/12	Citigroup Global Markets	CAD	23,243	$22,930,005	$22,804,447	$125,558
Euro,
Expiring 08/16/12	Bank of America	EUR	8,461	10,974,865	10,712,206	262,659
Expiring 08/16/12	Citigroup Global Markets	EUR	27,964	36,364,379	35,403,791	960,588
Expiring 08/16/12	Morgan Stanley	EUR	23,746	31,243,327	30,064,066	1,179,261
Japanese Yen,
Expiring 08/16/12	Goldman Sachs & Co.	JPY	1,205,786	15,046,910	15,095,042	(48,132)

				$116,559,486	$114,079,552	$2,479,934

Total return swap agreements outstanding at June 30, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC	01/12/41	$11,364	Receive fixed rate payments on IOS.FN30.450.10 Index and pay variable payments on the one month LIBOR.	$862	$—	$862
Barclays Bank PLC	01/12/41	12,248	Receive fixed rate payments on IOS.FN30.500.10 Index and pay variable payments on the one month LIBOR.	13,345	—	13,345

				$14,207	$—	$14,207

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Preferred Stocks	$1,577,567	$—	$—
Warrants	15,231	—	—
Asset-Backed Securities	—	76,196,083	8,700,020
Bank Loans	—	59,452,365	—
Commercial Mortgage-Backed Securities	—	39,009,115	—
Corporate Bonds	—	885,116,633	—
Foreign Government Bonds	—	70,784,750	—
Municipal Bonds	—	20,707,192	—
Residential Mortgage-Backed Securities	—	381,980,852	18,862,825
U.S. Government Agency Obligations	—	730,950,159	29,066,017
U.S. Treasury Obligations	—	283,516,401	—
Affiliated Money Market Mutual Fund	395,595,215	—	—
Options Purchased	470,600	326,668	—
Options Written	(58,069)	(123,418)	—
Other Financial Instruments*
Futures	(148,398)	—	—
Foreign Forward Currency Contracts	—	2,008,273	—
Total Return Swaps	—	14,207	—

Total	$397,452,146	$2,549,939,280	$56,628,862

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Municipal Bonds
Balance as of 12/31/11	$7,699,500	$11,484,324
Accrued discounts/premiums	344	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	1,000,176	—
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	(11,484,324)

Balance as of 6/30/12	$8,700,020	$—

	Residential Mortgage-Backed Securities	U.S. Government Agency Obligations
Balance as of 12/31/11	$14,873,378	$29,713,571
Accrued discounts/premiums	(217)	(1,163,708)
Realized gain (loss)	—	(73,885)
Change in unrealized appreciation (depreciation)**	20,674	590,039
Purchases	18,842,368	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(14,873,378)	—

Balance as of 6/30/12	$18,862,825	$29,066,017

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $1,610,889 was included in Net Assets relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Residential Mortgage-Backed Security and two Municipal Bonds transferred out of Level 3 as a result of being priced by a vendor.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:
U.S. Government Agency Obligations	28.1%
Residential Mortgage-Backed Securities	14.8
Affiliated Money Market Mutual Fund (2.7% represents investments purchased with collateral from securities on loan)	14.7
U.S. Treasury Obligations	10.5
Diversified Financial Services	6.8
Oil, Gas & Consumable Fuels	4.3
Banks	4.2
Asset-Backed Securities	3.1
Metals & Mining	2.8
Foreign Government Bonds	2.6
Telecommunications	1.8
Electric	1.7
Media	1.5
Commercial Mortgage-Backed Securities	1.5
Pipelines	1.3
Pharmaceuticals	1.2
Healthcare – Services	1.0
Cable Television	1.0
Food	1.0
Retail & Merchandising	0.9
Insurance	0.9

Beverages	0.8%
Municipal Bonds	0.8
Agriculture	0.7
Aerospace/Defense	0.5
Airlines	0.3
Financial Services	0.3
Containers & Packaging	0.3
Utilities	0.2
Consumer Products	0.2
Automobiles	0.2
Electronic Components & Equipment	0.2
Hotels, Restaurants & Leisure	0.2
Advertising	0.2
Chemicals	0.1
Media & Entertainment	0.1
Environmental Control	0.1
Transportation	0.1
Computer Services & Software	0.1
Paper & Forest Products	0.1

111.2
Liabilities in excess of other assets	(11.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, interest rate risk, foreign exchange risk, and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$874,531	*	Due from broker — variation margin	$1,022,929	*
Interest rate contracts	Unaffiliated investments	470,600		Written options outstanding, at value	58,069
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,528,066		Unrealized depreciation on foreign currency forward contracts	519,793
Credit contracts	Unaffiliated investments	326,668		Written options outstanding, at value	123,418
Equity contracts	Unrealized appreciation on swap agreements	14,207		—	—

Total		$4,214,072			$1,724,209

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$345,723	$(11,391,826)	$990,092	$—	$—	$(10,056,011)
Foreign exchange contracts	—	—	—	—	5,779,858	5,779,858
Credit contracts	—	—	—	(262,585)	—	(262,585)
Equity contracts	—	—	—	(513,658)	—	(513,658)

Total	$345,723	$(11,391,826)	$990,092	$(776,243)	$5,779,858	$(5,052,396)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(415,256)	$777,251	$483,925	$—	$—	$845,920
Foreign exchange contracts	—	—	—	—	—	(2,455,089)	(2,455,089)
Credit contracts	—	(413,686)	—	222,542	—	—	(191,144)
Equity contracts	9,721	—	—	—	135,253	—	144,974

Total	$9,721	$(828,942)	$777,251	$706,467	$135,253	$(2,455,089)	$(1,655,339)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

				Forward	Forward
				Foreign	Foreign
		Futures	Futures	Currency	Currency	Interest	Total
		Contracts -	Contracts -	Exchange	Exchange	Rate	Return
Purchased	Written	Long	Short	Purchase	Sale	Swap	Swap
Options(1)	Options(2)	Positions(3)	Positions(3)	Contracts(4)	Contracts(5)	Agreements(6)	Agreements(6)
$1,144,551	$964,364	$159,563,800	$582,921,746	$38,558,766	$103,583,545	$16,853,333	$28,270,320

(1)	Cost.

(2)	Premiums Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WESTERN ASSET COREPLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $70,775,892:
Unaffiliated investments (cost $2,524,914,164)	$2,606,732,478
Affiliated investments (cost $395,595,215)	395,595,215
Cash	390,363
Foreign currency, at value (cost $6,718,451)	6,739,364
Deposit with broker	8,802,099
Receivable for investments sold	65,950,878
Dividends and interest receivable	19,756,936
Receivable for fund share sold	3,620,796
Unrealized appreciation on foreign currency forward contracts	2,528,066
Due from broker-varation margin	1,382,781
Unrealized appreciation on swap agreements	14,207
Prepaid expenses	2,832

Total Assets	3,111,516,015

LIABILITIES:
Payable for investments purchased	337,489,032
Payable to broker for collateral for securities on loan	71,704,284
Unrealized depreciation on foreign currency forward contracts	519,793
Advisory fees payable	473,149
Accrued expenses and other liabilities	286,670
Written options outstanding, at value (premiums received $766,183)	181,487
Shareholder servicing fees payable	19,516
Affiliated transfer agent fee payable	492

Total Liabilities	410,674,423

NET ASSETS	$2,700,841,592

Net assets were comprised of:
Paid-in capital	$2,569,382,289
Retained earnings	131,459,303

Net assets, June 30, 2012	$2,700,841,592

Net asset value and redemption price per share, $2,700,841,592 / 260,430,417 outstanding shares of beneficial interest	$10.37

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$47,249,331
Affiliated dividend income	307,477
Affiliated income from securities lending, net	106,394
Unaffiliated dividend income	59,072

47,722,274

EXPENSES
Advisory fees	9,045,122
Shareholder servicing fees and expenses	1,292,160
Custodian and accounting fees	275,000
Trustees’ fees	19,000
Audit fee	18,000
Insurance expenses	17,000
Legal fees and expenses	7,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	8,920

Total expenses	10,696,202
Less: shareholder servicing fee waiver	(424,870)

Net expenses	10,271,332

NET INVESTMENT INCOME	37,450,942

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	17,587,432
Futures transactions	(11,391,826)
Options written transactions	990,092
Short sales transactions	98,371
Swap agreements transactions	(776,243)
Foreign currency transactions	4,679,407

11,187,233

Net change in unrealized appreciation (depreciation) on:
Investments	61,633,983
Futures	777,251
Options written	706,467
Swap agreements	135,253
Foreign currencies	(2,188,428)

61,064,526

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	72,251,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,702,701

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$37,450,942	$88,902,909
Net realized gain on investment and foreign currency transactions	11,187,233	90,979,982
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,064,526	(1,461,216)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	109,702,701	178,421,675

DISTRIBUTIONS	(180,033,470)	(125,749,669)

FUND SHARE TRANSACTIONS:
Fund share sold [56,313,137 and 142,477,001 shares, respectively]	604,325,142	1,511,130,263
Fund share issued in reinvestment of distributions [17,462,024 and 12,068,106 shares, respectively]	180,033,470	125,749,669
Fund share repurchased [41,295,110 and 216,615,046 shares, respectively]	(452,705,749)	(2,299,450,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	331,652,863	(662,570,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	261,322,094	(609,898,172)
NET ASSETS:
Beginning of period	2,439,519,498	3,049,417,670

End of period	$2,700,841,592	$2,439,519,498

SEE NOTES TO FINANCIAL STATEMENTS.

A216

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

(Unaudited)

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended,(“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 2012 consisted of 66 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 19 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 Portfolio (“Bond Portfolio 2015”), AST Bond Portfolio 2016 Portfolio (“Bond Portfolio 2016”), AST Bond Portfolio 2017 Portfolio (“Bond Portfolio 2017”), AST Bond Portfolio 2018 Portfolio (“Bond Portfolio 2018”), AST Bond Portfolio 2019 Portfolio (“Bond Portfolio 2019”), AST Bond Portfolio 2020 Portfolio (“Bond Portfolio 2020”), AST Bond Portfolio 2021 Portfolio (“Bond Portfolio 2021”), AST Bond Portfolio 2022 Portfolio (“Bond Portfolio 2022”) and AST Bond Portfolio 2023 Portfolio (“Bond Portfolio 2023”): To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Global Real Estate Portfolio (“Global Real Estate”): Capital appreciation and income.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”): Long-term growth of capital.

AST Jennison Large-Cap Value Portfolio (“Jennison Large-Cap Value”): Capital appreciation.

AST Lord Abbett Core Fixed-Income Portfolio (“Lord Abbett Core Fixed-Income”): Income and capital appreciation to produce a high total return.

AST Money Market Portfolio (“Money Market”): High current income and maintain high levels of liquidity.

AST Neuberger Berman Core Bond Portfolio (“Neuberger Berman Core Bond “): Maximize total return consistent with preservation of capital.

AST Prudential Core Bond Portfolio (“Prudential Core Bond”): Maximize total return consistent with the long-term preservation of capital.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”): Long-term capital appreciation.

AST Quantitative Modeling Portfolio (“Quantitative Modeling”): High potential return while attempting to mitigate downside risk during adverse market cycles.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuations: Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio

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securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolios’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following each Portfolio’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

B2

reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: Certain Portfolios (except for Money Market) either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid.

If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received

B3

or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few Portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales: Certain Portfolios of the Trust may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any

B4

repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Total Return Swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of June 30, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending: The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral

B6

exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At June 30, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Jennison Associates LLC for Jennison Large-Cap Growth and Jennison Large-Cap Value;

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Lord Abbett & Co. LLC for Lord Abbett Core Fixed-Income;

Neuberger Berman Management, Inc. for Neuberger Berman Core Bond;

Prudential Investment Management, Inc. (“PIM”), for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Global Real Estate, Money Market and Prudential Core Bond;

Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha and Quantitative Modeling Portfolio;

Western Asset Management Company for Western Asset Core Plus Bond;

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has contractually agreed to waive a portion of their advisory fee and/or reimburse each Portfolio so that subadvisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Bond Portfolio 2015	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2016	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2017	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2018	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2019	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2020	0.65% first $500 million;	— †	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2021	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2022	0.65% first $500 million;	0.64%	1.00	%*
	0.64% in excess of $500 million
Bond Portfolio 2023	0.65% first $500 million;	— †	1.00	%*
	0.64% in excess of $500 million
Global Real Estate	1.00%	1.00%	N/A
Jennison Large-Cap Growth	0.90%	0.90%	N/A
Jennison Large-Cap Value	0.75%	0.75%	N/A
Lord Abbett Core Fixed-Income	0.80%	0.67%	N/A	#
Money Market	0.50%**	0.11%	N/A
Neuberger Berman Core Bond	0.70%	0.69%	N/A	#
Prudential Core Bond	0.70%	0.67%	N/A	#
QMA US Equity Alpha	1.00%	1.00%	N/A
Quantitative Modeling	0.25%	0.22%	N/A
Western Asset Core Plus Bond	0.70%	0.70%	N/A

†	The advisory fee amount waived exceeds the advisory fee for the current period.
*	Expense limitation is contractual through April 30, 2013.
**	The Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.02%. Effective July 1, 2012, that threshold was reduced to 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by AST Investment Services, Inc. and PI at any time without notice. During the six months ended June 30, 2012, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $6,157,956, 0.39% of the Money Market Portfolio’s average daily net assets.

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#  The Investment Manager has contractually agreed to waive a portion of its advisory fees so that the effective advsiory fee rates are as follows:

	First $500 million	Next $500 million	In Excess of $1 billion	Effective through the following dates
Lord Abbett Core Fixed-Income	0.70%	0.675%	0.65%	June 30, 2014
Neuberger Berman Core Bond	0.70%	0.675%	0.65%	May 1, 2014
Prudential Core Bond	0.70%	0.675%	0.65%	May 1, 2014

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the six months ended June 30, 2012, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM
Bond Portfolio 2017	$6,316
Bond Portfolio 2021	8,475
Global Real Estate	9,213
Jennison Large-Cap Growth	45,940
Jennison Large-Cap Value	9,655
Lord Abbett Core Fixed-Income	50,581
Neuberger Berman Core Bond	2,671
Prudential Core Bond	27,365
Western Asset Core Plus Bond	31,957

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5. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2015	$22,309,485	$43,711,334
Bond Portfolio 2016	27,769,285	36,601,494
Bond Portfolio 2017	168,775,687	197,539,926
Bond Portfolio 2018	155,434,795	212,256,436
Bond Portfolio 2019	44,927,950	40,812,764
Bond Portfolio 2020	6,309,569	27,477,563
Bond Portfolio 2021	189,176,996	240,339,058
Bond Portfolio 2022	266,733,856	166,816,007
Bond Portfolio 2023	20,234,117	9,955,638
Global Real Estate	201,635,268	102,992,901
Jennison Large-Cap Growth	638,510,662	720,956,094
Jennison Large-Cap Value	348,487,041	258,545,116
Lord Abbett Core Fixed-Income	5,363,141,531	5,304,078,940
Neuberger Berman Core Bond	1,297,696,255	1,217,388,512
Prudential Core Bond	3,995,330,502	3,406,009,721
QMA US Equity Alpha	395,595,695	429,506,851
Quantitative Modeling	140,783,319	86,027,960
Western Asset Core Plus Bond	3,966,778,486	4,180,542,182

A summary of cost of purchases and proceeds of shares of affiliated mutual funds, other than short-term investments, for the six months ended June 30, 2012 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Quantitative Modeling
BlackRock Value	$5,226,358	$7,470,359	$5,667,494	$108,507	$7,112,196
Federated Aggressive Growth	314,857	831,617	256,490	—	944,841
Goldman Sachs Concentrated Growth	2,035,340	2,768,186	1,046,701	9,050	3,982,350
Goldman Sachs Large Cap Value	1,744,385	2,525,476	881,049	36,310	3,518,786
Goldmans Sachs Mid-Cap Growth	252,285	393,038	127,818	3,350	498,510
Goldmans Sachs Small-Cap Value	237,811	667,238	211,911	50,347	700,051
High Yield	1,082,980	1,542,315	487,782	113,293	2,111,056
International Growth	4,246,819	6,141,568	1,665,679	89,304	8,772,069
International Value	4,254,768	6,445,087	1,764,944	195,762	8,754,335
Investment Grade Bond	16,211,070	34,152,406	44,901,133	330,069	5,827,204
Jennison Large Cap Growth	5,083,451	6,848,028	2,480,395	—	9,955,133
Jennison Large Cap Value	2,614,888	5,385,303	1,001,175	24,303	6,988,230
Large-Cap Value	7,841,676	6,618,015	7,885,924	209,010	7,028,273
Lord Abbett Core Fixed Income	2,322,510	3,087,201	1,024,173	134,221	4,343,830
Marsico Capital Growth	5,076,441	6,948,754	2,438,889	35,804	9,916,442
MFS Growth	3,047,387	4,172,319	1,497,336	—	5,987,715
Mid-Cap Value	538,477	779,106	266,036	9,127	1,086,941
Money Market	308,007	411,361	130,207	45	589,162
Neuberger Berman Core Bond	1,548,445	1,985,096	666,969	7,276	2,913,541
Neuberger Berman Mid-Cap Growth	374,805	516,193	177,829	—	744,400
Parametrics Emerging Markets Equity	1,375,858	2,077,857	562,832	76,381	2,848,989
PIMCO Limited Maturity	315,495	778,445	185,417	29,121	896,295
PIMCO Total Return Bond	5,430,159	7,216,457	2,470,243	307,976	10,221,609
Prudential Core Bond	3,106,721	3,982,391	1,376,633	21,524	5,832,558
Small-Cap Growth	470,513	1,325,321	349,498	—	1,428,722
Small-Cap Value	551,489	1,536,984	467,212	6,645	1,651,044
T. Rowe Price Equity Income	—	12,427,735	1,954,436	15,907	10,477,813

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Quantitative Modeling (continued)
T. Rowe Price Large Cap Growth	$5,083,450	$6,853,237	$2,547,276	$—	$10,000,874
T. Rowe Price Natural Resources	432,786	638,956	157,627	3,503	858,438
Western Asset Core Plus Bond	3,103,626	4,257,270	1,376,852	325,343	5,832,516

	$84,232,857	$140,783,319	$86,027,960	$2,142,178	$141,823,923

Written options transactions, during the six months ended June 30, 2012, were as follows:

	AST Bond Portfolio 2015		AST Bond Portfolio 2016
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	29	4,169	24	3,446
Expired options	—	—	—	—
Closed options	(29)	(4,169)	(24)	(3,446)

Balance at end of period	—	$—	—	$—

	AST Bond Portfolio 2017		AST Bond Portfolio 2018
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	120	17,230	164	23,537
Expired options	—	—	—	—
Closed options	(120)	(17,230)	(164)	(23,537)

Balance at end of period	—	$—	—	$—

	AST Bond Portfolio 2019		AST Bond Portfolio 2020
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	19	2,723	5	723
Expired options	—	—	—	—
Closed options	(19)	(2,723)	(5)	(723)

Balance at end of period	—	$—	—	$—

	AST Bond Portfolio 2021		AST Bond Portfolio 2022
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	160	22,984	101	14,507
Expired options	—	—	—	—
Closed options	(160)	(22,984)	(101)	(14,507)

Balance at end of period	—	$—	—	$—

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	AST Bond Portfolio 2023		AST Prudential Core Bond Portfolio
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	4	585	428	72,600
Expired options	—	—	—	—
Closed options	(4)	(585)	(428)	(72,600)

Balance at end of period	—	$—	—	$—

	AST Western Asset Core Plus Bond
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	598,000	$82,873
Written options	7,013,268	3,061,792
Expired options	(530,000)	(268,183)
Closed options	(3,692,628)	(2,110,299)

Balance at end of period	3,388,640	$766,183

6. Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios, along with other affiliated registered investment companies, were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Portfolios pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at June 30, 2012
Bond Portfolio 2020	$1,546,571	1.49%	14	—
Global Real Estate	7,580,308	1.49%	13	—
Jennison Large-Cap Growth	14,995,750	1.49%	16	—
Jennison Large-Cap Value	11,635,208	1.49%	24	—
QMA US Equity Alpha	5,304,583	1.49%	12	$14,297,000

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8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of June 30, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

B13

Financial Highlights

(Unaudited)

	AST Bond Portfolio 2015
	Six Months Ended June 30, 2012		Year Ended December 31,			January 28, 2008(c) through December 31, 2008(d)
			2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.66		$11.96	$11.39	$11.49	$10.00

Income (Loss) From Investment Operations:
Net investment income.	.09		.21	.16	.09	.12
Net realized and unrealized gain (loss) on investments	.09		.47	.89	(.14)	1.37

Total from investment operations	.18		.68	1.05	(.05)	1.49

Less Distributions:	(.86)		(2.98)	(.48)	(.05)	—

Net Asset Value, end of period	$8.98		$9.66	$11.96	$11.39	$11.49

Total Return(a)	1.89%		6.40%	9.38%	(.38)%	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$102.6		$115.4	$134.1	$189.0	$221.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.88	%(e)	.87%	.83%	.81%	.90	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.88	%(e)	.87%	.83%	.81%	.90	%(e)
Net investment income	1.55	%(e)	2.03%	1.02%	.71%	1.27	%(e)
Portfolio turnover rate	160	%(f)	292%	181%	303%	1433	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2016
	Six Months Ended June 30, 2012(d)		Year Ended December 31,		January 2, 2009(c) through December 31, 2009
			2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.48		$10.56	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.02		.04	.21	—	(e)
Net realized and unrealized gain (loss) on investments	.18		.82	.80	(.45)

Total from investment operations	.20		.86	1.01	(.45)

Less Distributions:	(.11)		(2.94)	—	—

Net Asset Value, end of period	$8.57		$8.48	$10.56	$9.55

Total Return(a)	2.38%		9.64%	10.58%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$82.4		$104.9	$43.0	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92	%(f)	.98%	.93%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	.92	%(f)	.98%	.93%	1.74	%(f)
Net investment income (loss)	.57	%(f)	.42%	1.04%	(.09	)%(f)
Portfolio turnover rate	184	%(g)	368%	615%	455	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

(Unaudited)

	AST Bond Portfolio 2017
	Six Months Ended June 30, 2012(d)		Year Ended December 31, 2011(d)	January 4, 2010(c) through December 31, 2010(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.61		$10.96	$10.00

Income From Investment Operations:
Net investment income	.04		.09	.09
Net realized and unrealized gain on investments	.31		1.12	.87

Total from investment operations	.35		1.21	.96

Less Distributions:	(.05)		(.56)	—

Net Asset Value, end of period	$11.91		$11.61	$10.96

Total Return(a)	3.05%		11.41%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$452.3		$508.2	$177.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77	%(e)	.80%	.88	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.78	%(e)	.80%	.88	%(e)
Net investment income	.74	%(e)	.76%	.85	%(e)
Portfolio turnover rate	239	%(f)	462%	695	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2018
	Six Months Ended June 30, 2012(d)		Year Ended December 31,			January 28, 2008(c) through December 31, 2008
			2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.85		$11.91	$11.16	$12.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	.04		.09	.16	.08	.04
Net realized and unrealized gain (loss) on investments	.37		1.39	1.07	(.83)	2.19

Total from investment operations	.41		1.48	1.23	(.75)	2.23

Less Distributions:	(.11)		(1.54)	(.48)	(.32)	—

Net Asset Value, end of period	$12.15		$11.85	$11.91	$11.16	$12.23

Total Return(a)	3.50%		13.58%	11.19%	(5.97)%	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$610.0		$682.9	$100.7	$150.7	$166.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.76	%(e)	.77%	.87%	.83%	.98	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.77	%(e)	.78%	.87%	.83%	.98	%(e)
Net investment income	.67	%(e)	.75%	.95%	.69%	1.04	%(e)
Portfolio turnover rate	205	%(f)	495%	208%	392%	701	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

(Unaudited)

	AST Bond Portfolio 2019
	Six Months Ended June 30, 2012(d)		Year Ended December 31,			January 28, 2008(c) through December 31, 2008(d)
			2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.08		$11.86	$11.32	$12.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	.04		.16	.09	.08	.09
Net realized and unrealized gain (loss) on investments	.38		1.47	1.18	(1.03)	2.22

Total from investment operations	.42		1.63	1.27	(.95)	2.31

Less Distributions:	(1.35)		(2.41)	(.73)	(.04)	—

Net Asset Value, end of period	$10.15		$11.08	$11.86	$11.32	$12.31

Total Return(a)	3.82%		15.97%	11.36%	(7.70)%	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$116.5		$56.6	$88.2	$103.6	$124.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93	%(e)	.95%	.88%	.86%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.93	%(e)	.95%	.88%	.86%	1.08	%(e)
Net investment income	.75	%(e)	1.44%	.62%	.64%	.95	%(e)
Portfolio turnover rate	233	%(f)	252%	222%	399%	779	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2020
	Six Months Ended June 30, 2012		Year Ended December 31,		January 2, 2009(c) through December 31, 2009
			2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.26		$10.01	$8.95	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.06		.12	.07	—	(e)
Net realized and unrealized gain (loss) on investments	.36		1.57	.99	(1.05)

Total from investment operations	.42		1.69	1.06	(1.05)

Less Distributions:	(4.20)		(1.44)	—	—

Net Asset Value, end of period	$6.48		$10.26	$10.01	$8.95

Total Return(a)	4.39%		18.67%	11.84%	(10.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.0		$24.8	$106.7	$8.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(f)	.96%	.89%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.75	%(f)	.96%	.89%	2.59	%(f)
Net investment income (loss)	1.31	%(f)	1.26%	.66%	(.06	)%(f)
Portfolio turnover rate	239	%(g)	306%	854%	433	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

(Unaudited)

	AST Bond Portfolio 2021
	Six Months Ended June 30, 2012(d)		Year Ended December 31, 2011(d)	January 4, 2010(c) through December 31, 2010(d)

Per Share Operating Performance:
Net Asset Value, beginning of period	$13.47		$11.21	$10.00

Income From Investment Operations:
Net investment income	.06		.10	.08
Net realized and unrealized gain on investments	.56		2.17	1.13

Total from investment operations	.62		2.27	1.21

Less Distributions:	(.38)		(.01)	—

Net Asset Value, end of period	$13.71		$13.47	$11.21

Total Return(a)	4.58%		20.30%	12.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$467.7		$652.7	$168.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77	%(e)	.77%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.77	%(e)	.78%	1.03	%(e)
Net investment income	.93	%(e)	.83%	.82	%(e)
Portfolio turnover rate	213	%(f)	428%	863	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Bond Portfolio 2022
	Six Months Ended June 30, 2012		January 3, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.24		$10.00

Income From Investment Operations:
Net investment income	.03		.01
Net realized and unrealized gain on investments	.51		2.23

Total from investment operations	.54		2.24

Less Distributions:	(.03)		—

Net Asset Value, end of period	$12.75		$12.24

Total Return(a)	4.38%		22.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$531.1		$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77	%(d)	.90	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.78	%(d)	.90	%(d)
Net investment income	.48	%(d)	.13	%(d)
Portfolio turnover rate	219	%(e)	585	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

(Unaudited)

	AST Bond Portfolio 2023
	January 03, 2012(c) through June 30, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.53

Total from investment operations	.52

Net Asset Value, end of period	$10.52

Total Return(a)	5.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.84	%(e)
Net investment loss	(.15	)%(e)
Portfolio turnover rate	348	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Global Real Estate Portfolio
	Six Months Ended June 30, 2012(d)		Year Ended December 31,			May 1, 2008(c) through December 31, 2008
			2011	2010(d)	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.57		$8.13	$6.89	$5.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	.10		.16	.17	.14	.13
Net realized and unrealized gain (loss) on investments	.94		(.56)	1.19	1.66	(4.90)

Total from investment operations	1.04		(.40)	1.36	1.80	(4.77)

Less Distributions:	(.14)		(.16)	(.12)	(.14)	—

Net Asset Value, end of period	$8.47		$7.57	$8.13	$6.89	$5.23

Total Return(a)	13.90%		(5.04)%	20.20%	35.10%	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$439.7		$321.7	$380.1	$244.7	$166.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.16	%(e)	1.18%	1.19%	1.23%	1.27	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.17	%(e)	1.18%	1.19%	1.23%	1.27	%(e)
Net investment income	2.52	%(e)	2.00%	2.89%	2.64%	2.79	%(e)
Portfolio turnover rate	26	%(f)	55%	37%	59%	66	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

(Unaudited)

	AST Jennison Large-Cap Growth Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,		September 25, 2009(c) through December 31, 2009
			2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18		$12.10	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(.01)		(.01)	(.01)	—	(d)
Net realized and unrealized gain on investments	1.28		.09	1.24	.87

Total from investment operations	1.27		.08	1.23	.87

Net Asset Value, end of period	$13.45		$12.18	$12.10	$10.87

Total Return(a)	10.43%		.66%	11.32%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,595.4		$1,483.2	$937.6	$419.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99	%(e)	1.00%	1.02%	1.05	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.02	%(e)	1.02%	1.02%	1.08	%(e)
Net investment loss	(.13	)%(e)	(.17)%	(.09)%	(.10	)%(e)
Portfolio turnover rate	38	%(f)	85%	66%	23	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Jennison Large-Cap Value Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,		September 25, 2009(c) through December 31, 2009
			2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.19		$11.96	$10.55	$10.00

Income (Loss) From Investment Operations:
Net investment income	.04		.05	.05	.01
Net realized and unrealized gain (loss) on investments	.31		(.75)	1.39	.54

Total from investment operations	.35		(.70)	1.44	.55

Less Distributions:	(.06)		(.07)	(.03)	—

Net Asset Value, end of period	$11.48		$11.19	$11.96	$10.55

Total Return(a)	3.17%		(5.87)%	13.72%	5.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$890.6		$783.5	$864.0	$358.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85	%(d)	.86%	.87%	.88	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.87	%(d)	.87%	.87%	.94	%(d)
Net investment income	.80	%(d)	.49%	.55%	.26	%(d)
Portfolio turnover rate	29	%(e)	107%	52%	13	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

(Unaudited)

	AST Lord Abbett Core Fixed Income Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2012		2011(c)	2010(c)	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.30		$10.43	$9.87	$7.92	$11.59	$11.67

Income (Loss) From Investment Operations:
Net investment income	.08		.24	.62	.49	.72	.84
Net realized and unrealized gain (loss) on investments	.29		.81	.63	2.16	(3.13)	(.13)

Total from investment operations	.37		1.05	1.25	2.65	(2.41)	.71

Less Distributions:	(.46)		(.18)	(.69)	(.70)	(1.26)	(.79)

Net Asset Value, end of period	$11.21		$11.30	$10.43	$9.87	$7.92	$11.59

Total Return(a)	3.26%		10.17%	13.41%	34.77%	(23.35)%	6.09%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,209.9		$1,951.6	$424.0	$441.2	$278.0	$513.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.76	%(d)	.80%	.96%	.96%	.93%	.89%
Expenses Before Waivers and/or Expense Reimbursement	.92	%(d)	.93%	.96%	.96%	.95%	.91%
Net investment income	1.52	%(d)	2.15%	6.12%	6.74%	6.93%	5.73%
Portfolio turnover rate(e)	287	%(f)	696%	55%	48%	30%	49%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f)	Not annualized.

	AST Money Market Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2012		2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net investment income	—	(b)	— (b)	— (b)	— (b)	.02	.05

Less Distributions:	—	(b)	— (b)	— (b)	— (b)	(.02)	(.05)

Net Asset Value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	.01%		.02%	.03%	.25%	2.51%	4.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,157.7		$2,717.2	$3,217.9	$2,821.0	$2,906.4	$1,969.2
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	.19	%(c)	.18%	.26%	.45%	.56%	.56%
Expenses Before Waivers and/or Expense Reimbursement	.62	%(c)	.62%	.62%	.62%	.59%	.59%
Net investment income	.02	%(c)	.02%	.02%	.24%	2.44%	4.79%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Less than $0.005 per share.

(c)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

(Unaudited)

	AST Neuberger Berman Core Bond Portfolio
	Six Months Ended June 30, 2012		October 17, 2011(c) through December 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.13		$10.00

Income From Investment Operations:
Net investment income	.08		.03
Net realized and unrealized gain on investments	.19		.10

Total from investment operations	.27		.13

Less Distributions:.	(.03)		—

Net Asset Value, end of period	$10.37		$10.13

Total Return(a)	2.70%		1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$998.3		$894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.80	%(e)	.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.83	%(e)	.87	%(e)
Net investment income	1.58	%(e)	1.51	%(e)
Portfolio turnover rate(f)	162	%(g)	51	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Prudential Core Bond Portfolio
	Six Months Ended June 30, 2012		October 17, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.14		$10.00

Income From Investment Operations:
Net investment income	.12		.02
Net realized and unrealized gain on investments	.23		.12

Total from investment operations	.35		.14

Less Distributions:	(.05)		—

Net Asset Value, end of period	$10.44		$10.14

Total Return(a)	3.45%		1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,971.5		$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.76	%(d)	.78	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.82	%(d)	.84	%(d)
Net investment income	2.45	%(d)	1.38	%(d)
Portfolio turnover rate(e)	309	%(f)	309	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

(Unaudited)

	AST QMA US Equity Alpha Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011		2010		2009		2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.55		$11.24		$9.84		$8.23		$13.70		$13.63

Income (Loss) From Investment Operations:
Net investment income	.06		.10		.08		.06		.15		.19
Net realized and unrealized gain (loss) on investments	1.21		.29		1.39		1.71		(5.36)		.09

Total from investment operations	1.27		.39		1.47		1.77		(5.21)		.28

Less Distributions:	(.11)		(.08)		(.07)		(.16)		(.26)		(.21)

Net Asset Value, end of period	$12.71		$11.55		$11.24		$9.84		$8.23		$13.70

Total Return(a)	11.03%		3.46%		15.05%		21.82%		(38.72)%		2.08%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$301.5		$305.2		$339.7		$277.7		$198.2		$370.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.70	%(d)(e)	1.49	%(e)	1.57	%(e)	1.80	%(e)	1.41	%(e)	.72%
Expenses Before Waivers and/or Expense Reimbursement	1.70	%(d)(e)	1.66	%(e)	1.66	%(e)	1.80	%(e)	1.41	%(e)	.72%
Net investment income	.75	%(d)	.81%		.83%		.89%		1.37%		1.33%
Portfolio turnover rate	75	%(f)	128%		89%		96%		189%		29%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.54% for the six months ended June 30, 2012, 0.49%, 0.49%, 0.60% and 0.38% for the years December 31, 2011, 2010, 2009 and 2008, respectively.

(f)	Not annualized.

	AST Quantitative Modeling Portfolio
	Six Months Ended June 30, 2012		May 2, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.00		$10.00

Income (Loss) From Investment Operations:
Net investment income	.09		.01
Net realized and unrealized gain (loss) on investments	.44		(1.01)

Total from investment operations	.53		(1.00)

Net Asset Value, end of period	$9.53		$9.00

Total Return(a)	5.93%		(10.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$142.7		$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.30	%(d)	.30	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.34	%(d)	.55	%(d)
Net investment income	2.28	%(d)	.22	%(d)
Portfolio turnover rate	75	%(e)	264	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

(Unaudited)

	AST Western Asset Core Plus Bond Portfolio
	Six Months Ended June 30, 2012(d)		Year Ended December 31,				November 20, 2007(c) through December 31, 2007(d)
			2011(d)	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.70		$10.51	$9.98	$9.45	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income	.16		.32	.32	.36	.51	.03
Net realized and unrealized gain (loss) on investments	.30		.30	.45	.71	(1.04)	(.03)

Total from investment operations	.46		.62	.77	1.07	(.53)	—

Less Distributions:	(.79)		(.43)	(.24)	(.54)	(.02)	—

Net Asset Value, end of period	$10.37		$10.70	$10.51	$9.98	$9.45	$10.00

Total Return(a)	4.33%		6.02%	7.80%	11.75%	(5.31)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,700.8		$2,439.5	$3,049.4	$1,719.0	$772.9	$692.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79	%(e)	.80%	.80%	.82%	.82%	.91	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.83	%(e)	.83%	.83%	.83%	.82%	.91	%(e)
Net investment income	2.90	%(e)	2.99%	3.11%	3.66%	4.57%	4.54	%(e)
Portfolio turnover rate(f)	173	%(g)	572%	612%	334%	645%	5	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of ten individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

Renewal of Existing Management & Subadvisory Agreements:

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC and AST Investment Services, Inc. (together with Prudential Investments LLC, collectively referred to herein as “PI”) and each Portfolio’s subadvisory agreement(s). As is further discussed and explained below, in considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 13-15, 2012 (the “Meeting”) and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Trust, each Portfolio and its shareholders.1

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with the consideration of those agreements. Among other things, the Board considered comparisons with other mutual funds in a relevant Peer Universe and Peer Group, as is further discussed below.

In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Portfolio, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting as well as information provided throughout the year at regular and special Board meetings, including presentations from PI and subadviser personnel such as portfolio managers.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of a subadvisory agreement with PI, are in the best interest of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and

[1]

The Board did not consider or renew the management or subadvisory agreements at the Meeting with respect to the AST Bond Portfolio 2023, because the Portfolio commenced operations earlier in 2012, and the sole shareholder and the Board had previously approved the management and subadvisory agreements for the Portfolio during 2011 for an initial period of two years. The Board noted that it would consider the renewal of the agreements as part of its annual review of the Trust’s advisory agreements in 2013.

operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and management Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser. The Board noted that Prudential Investment Management, Inc. (“PIM”), Quantitative Management Associates LLC (“QMA”), and Jennison Associates LLC (“Jennison”), which serve as subadvisers to certain of the Portfolios, are each affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that each Portfolio benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of PIM, Jennison or QMA, which are affiliates of PI, as their profitability was included in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Portfolios of the Trust currently does not contain breakpoints that would reduce the fee rate on assets above specified levels, with the exception of the AST Bond Portfolios (AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021, 2022, 2023 and the AST Investment Grade Bond Portfolio). The Board noted that at its previous request, PI management had delivered a presentation on management fee breakpoints at its December 2011 and April 25, 2012 Board meetings. The Board considered that PI was now proposing management fee breakpoints for the Portfolios that will be in place for two years and will be reviewed annually by the Board and PI during the 15(c) advisory agreement review process.

The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints is acceptable at this time.

With respect to the AST Bond Portfolios, the Board noted that the management fee schedule for each Portfolio includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at their current level of assets, the Portfolios’ effective fee rates reflected some of those rate reductions.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Portfolios’ securities lending agent, compensation received by insurance company affiliates of PI from the subadvisers, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Trust. The Board also considered information provided by PI regarding the regulatory requirement that insurance companies determine that the fees and charges under their variable contracts are reasonable. The Board noted that the insurance company affiliates of PI at least annually review and represent that the fees and charges of the variable contracts using the Trust’s Portfolios are reasonable. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions that may be received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios / Fees and Expenses / Other Factors

With respect to each Portfolio, the Board also considered certain additional specific factors and made related conclusions relating to the historical performance of the Portfolios (depending on each Portfolio’s inception date) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2011, except as otherwise noted below.

The Board also considered each Portfolio’s actual management fee, as well as each Portfolio’s net total expense ratio, for the calendar year 2011. The Board considered the management fee for each Portfolio as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders, but does not include the charges associated with the variable contracts.

The mutual funds included in each Peer Universe and each Peer Group were objectively determined by Lipper Inc., (“Lipper”) an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Portfolios in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In connection with its consideration of Portfolio expenses, the Board considered and accepted PI’s proposals to modify or eliminate existing management fee waivers and/or expense caps for selected Portfolios, to adjust expense ratios for selected Portfolios, as well as to institute new waivers or expense caps for selected Portfolios, as is specifically noted below.

In addition, the Board considered and accepted PI’s proposal to retain the existing tiered Administrative Services Fee waiver for the Portfolios, pursuant to which PI waives a portion of the 0.10% Administrative Services Fee paid by each Portfolio based on the average daily net assets of each Portfolio, as follows: for a Portfolio’s average daily net assets of $300 million and below: no waiver is applicable; for a Portfolio’s average daily net assets over $300 million up to and including $500 million, the Administrative Services Fee is reduced to 0.08%; for a Portfolio’s average daily net assets over $500 million up to and including $750 million, the Administrative Fee is reduced to 0.07%; and for a Portfolio’s average daily net assets over $750 million, the Administrative Services Fee is reduced to 0.06%. The Board noted that this tiered waiver structure would remain in place until the management fee breakpoints and the proposed 12b-1 plan are implemented.

The sections below summarize key factors considered by the Board and the Board’s conclusions regarding each Portfolio’s performance, fees and overall expenses. Each section sets forth gross performance comparisons (which do not reflect the impact on performance of portfolio expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

AST Bond Portfolio 2015
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over the one- and three-year periods.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2015 Index (Barclays 2015 Index). The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees, custodian and other expenses.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis the Barclays 2015 Index and its Peer Group for the one-year period, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2016
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2016 Index. The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2017
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2017 Index. The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2018
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one- and three-year periods.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2018 Index. The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2019
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one- and three-year periods.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2019 Index. The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2020
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2020 Index. The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2021
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period.

•

The Board considered that the Portfolio’s performance closely tracked that of the Barclays Target Maturity Zero Coupon Swaps 2021 Index. The Board noted PI’s belief that this index provides an appropriate basis for performance comparisons because it more accurately represents the duration and credit profile of the Portfolio’s assets, although the Portfolio’s performance may deviate from its benchmark index and its Peer Universe.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Bond Portfolio 2022
Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that because the Portfolio commenced operations during 2011, it did not yet have a full-year performance record for evaluation.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•

The Board concluded that, in light of the Portfolio’s recent inception date, it would be in the best interests of the Portfolio and its shareholder to renew the agreements to allow the subadviser to develop a performance record to be compared against.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Global Real Estate Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Jennison Large-Cap Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over the one-year period, although the Portfolio ranked in the first quartile over the one-year period in its Peer Universe.

•

The Board concluded that, in light of the Portfolio’s relatively recent inception date and its first quartile ranking over the one-year period in its Peer Universe, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Jennison Large-Cap Value Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over the one-year period.

•

The Board noted PI’s assertion that the Portfolio’s underperformance was attributable to the fact that the market favored dividend-paying stocks with the largest capitalizations, while the subadviser invested in smaller capitalization stocks that were less likely to pay dividends.

•

The Board concluded that, in light of the Portfolio’s relatively recent inception date, it was reasonable to continue to allow the subadviser to build a performance record against which performance could be evaluated, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Lord Abbett Core Fixed-Income Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Money Market Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•

The Board noted that PI presently voluntarily waived a portion of its management fee to ensure that the 1-day yield for the Portfolio does not fall below 0.02%. The Board accepted PI’s recommendation to reduce its existing voluntarily yield support waiver from 0.02% to 0.00%.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Neuberger Berman Core Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that because the Portfolio commenced operations during 2011, it did not yet have a sufficient performance record for evaluation.

•

The Board noted that PI contractually agreed through May 1, 2014 to waive a portion of its management fee such that the fee equals 0.70% on the first $500 million of assets, 0.675% on assets between $500 million and $1 billion, and 0.65% on assets over $1 billion.

•

The Board concluded that, in light of the Portfolio’s recent inception date, it would be in the best interests of the Portfolio and its shareholder to renew the agreements to allow the subadviser to develop a performance record to be evaluated against.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Prudential Core Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that because the Portfolio commenced operations during 2011, it did not yet have a sufficient performance record for evaluation.

•

The Board noted that PI contractually agreed through May 1, 2014 to waive a portion of its management fee such that the fee equals 0.70% on the first $500 million of assets, 0.675% on assets between $500 million and $1 billion, and 0.65% on assets over $1 billion.

•

The Board concluded that, in light of the Portfolio’s recent inception date, it would be in the best interests of the Portfolio and its shareholder to renew the agreements to allow the subadviser to develop a performance record to be evaluated against.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST QMA US Equity Alpha Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one- and three-year periods, though it underperformed its benchmark index over the five- and ten-year periods.

•

The Board noted that because the Portfolio’s subadviser, investment policies and investment objectives changed in May 2008, most of the Portfolio’s historical performance record did not reflect the current management or operation of the Portfolio.

•

The Board noted that the Portfolio’s recent performance has shown improvement, observing that the Portfolio ranked in the first and second quartiles over the one- and three-year periods, respectively, and that the Portfolio outperformed its benchmark index over these same periods.

•	The Board concluded that, in light of the Portfolio’s recent improved performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Quantitative Modeling Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that because the Portfolio commenced operations during 2011, it did not yet have a sufficient performance record for evaluation.

•

The Board concluded that, in light of the Portfolio’s recent inception date, it would be in the best interests of the Portfolio and its shareholder to renew the agreements to allow the subadviser to develop a performance record to be evaluated against.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Western Asset Core Plus Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index for the three-year period, though it underperformed its benchmark index over the one-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance over longer time periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Trust, each Portfolio and its shareholders.

Approval of New Management and Subadvisory Agreements

AST Bond Portfolio 2023

The Board of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board considered the proposed management agreement with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) and the proposed subadvisory agreement with Prudential Investment Management, Inc. (“PIM” or the “Subadviser”) with respect to the AST Bond Portfolio 2023 (the “Portfolio”) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on September 26-28, 2011 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interest of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the Subadviser; performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadviser under the agreements; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and the Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on September 26-28, 2011. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Portfolio’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement at the June 15-17, 2011 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other Portfolios of the Trust. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement covering the Portfolio would be similar in nature to those provided under the existing management agreement.

With respect to the Subadviser, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreement. The Manager also noted that PIM currently subadvises several other Prudential insurance funds, including several Prudential insurance funds that are substantially similar to the Portfolio (collectively, the “Comparable Funds”).

The Board considered, among other things, the background and experience of the portfolio managers for the Subadviser. The Board also noted that it had received information pertaining to the background and experience of the portfolio managers for the Subadviser in connection with the renewal of the relevant subadvisory agreements for the Comparable Funds at the June 15-17, 2011 meetings. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser in connection with the renewal of the relevant subadvisory agreements for the Comparable Funds at the June 15-17, 2011 meetings. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Subadviser’s management of the Comparable Funds. With respect to the Subadviser, the Board considered its experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed about PIM, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadviser.

Performance

Because the Portfolio had not yet commenced operations, no investment performance for the Portfolio existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in managing strategies similar to the ones used by the Portfolio, including the Comparable Funds. The Board concluded that it was satisfied with the performance record of the Subadviser.

Fee Rates

The Board considered the proposed management fee rate to be paid by the Portfolio to the Manager and the proposed subadvisory fee rate to be paid by the Manager to the Subadviser. The Board considered that the investment management fee rates and the subadvisory fee rates were the same as the rates in place for the Comparable Funds.

The Board considered comparisons with fees and expenses of similar funds based on comparative data from a third-party service provider. The Board considered that the Portfolio had increased liquidity requirements compared to other funds within the comparison fund universe.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information to be reviewed with respect to the Portfolio. The Board noted, however, that it had received and considered profitability information for the Comparable Funds in connection with the renewal of the relevant subadvisory agreements for the Comparable Funds at the June 15-17, 2011 meetings. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the investment advisory and subadvisory fee schedules for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that the advisory and subadvisory agreements for the Comparable Funds contained breakpoints that reduced the advisory and subadvisory fee rates on assets above specified levels. The Board also noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and PIM in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager and PIM were similar to benefits derived by the Manager and PIM in connection with their management of the other Trust Portfolios, including the Comparable Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the Comparable Funds at the June 15-17, 2011 meetings.

***

After full consideration of these factors, the Board concluded that the approval of the investment advisory and subadvisory agreements was in the best interests of the Portfolio.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	STANDARD PRESORTED U.S. POSTAGE PAID PERMIT # 1482 SAN DIEGO, CA

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, Prudential, the Prudential logo, Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0229491-00001-00    AST-SAR-B-ANNUITY

ADVANCED SERIES TRUST

SEMIANNUAL REPORT • JUNE 30, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2012, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Please note that this document includes supplements dated July 24, 2012, and August 20, 2012, to the Prospectus for the Advanced Series Trust; and a supplement dated August 20, 2012, to the Prospectus for your variable annuity (the “supplements”). The supplements are separate from and not a part of the semiannual report.

To receive your semiannual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.annuities.prudential.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Table of Contents	Semiannual Report	June 30, 2012

■	LETTER TO CONTRACT OWNERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST Advanced Strategies Portfolio	A70
	AST Balanced Asset Allocation Portfolio	A115
	AST Capital Growth Asset Allocation Portfolio	A119
	AST CLS Moderate Asset Allocation Portfolio	A123
	AST FI Pyramis Asset Allocation Portfolio	A126
	AST First Trust Balanced Target Portfolio	A150
	AST First Trust Capital Appreciation Target Portfolio	A164
	AST Franklin Templeton Founding Funds Allocation Portfolio	A177
	AST Horizon Growth Asset Allocation Portfolio	A186
	AST Horizon Moderate Asset Allocation Portfolio	A189
	AST Investment Grade Bond Portfolio	A192
	AST J.P. Morgan Strategic Opportunities Portfolio	A214
	AST PIMCO Limited Maturity Bond Portfolio	A277
	AST PIMCO Total Return Bond Portfolio	A294
	AST Preservation Asset Allocation Portfolio	A329
	AST Schroders Global Tactical Portfolio	A333
	AST Schroders Multi-Asset World Strategies Portfolio	A352
	AST T. Rowe Price Asset Allocation Portfolio	A385

Section B	Notes to Financial Statements
Section C	Financial Highlights

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Semiannual Report	June 30, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust semiannual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	July 31, 2012

Advanced Series Trust Presentation of Portfolio Holdings	June 30, 2012

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Parametric Emerging Markets Equity Portfolio	7.3%
AST International Value Portfolio	6.2%
AST High Yield Portfolio	5.5%
AST Global Real Estate Portfolio	5.5%
AST International Growth Portfolio	4.7%

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	2.2%
iShares Barclays Aggregate Bond Fund	2.1%
Federal National Mortgage Assoc. 3.500%, TBA	2.1%
U.S. Treasury Notes 2.375%, 06/30/18	2.1%
iShares MSCI EAFE Index Fund	1.6%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	11.6%
AST Western Asset Core Plus Bond Portfolio	6.6%
AST Prudential Core Bond Portfolio	6.6%
AST BlackRock Value Portfolio	5.7%
AST T. Rowe Price Large-Cap Growth Portfolio	5.5%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	7.3%
AST BlackRock Value Portfolio	7.2%
AST T. Rowe Price Large-Cap Growth Portfolio	6.9%
AST Marsico Capital Growth Portfolio	6.8%
AST Jennison Large-Cap Growth Portfolio	6.8%

AST CLS Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	21.9%
AST PIMCO Total Return Bond Portfolio	8.7%
AST Western Asset Core Plus Bond Portfolio	4.9%
AST Prudential Core Bond Portfolio	4.9%
AST BlackRock Value Portfolio	4.7%

AST FI Pyramis® Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.250%, 09/15/14	2.3%
Apple, Inc.	1.7%
U.S. Treasury Notes 0.875%, 04/30/17	1.4%
Exxon Mobil Corp.	1.2%
U.S. Treasury Bonds 3.750%, 08/15/41	1.1%

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets	)
Pfizer, Inc.	1.6%
Apple, Inc.	1.4%
U.S. Treasury Notes 0.625%, 05/31/17	1.4%
PetSmart, Inc.	1.3%
Logica PLC (United Kingdom)	1.2%

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.0%
Intel Corp.	2.4%
Seagate Technology PLC (Ireland)	2.3%
PetSmart, Inc.	1.7%
Biogen Idec, Inc.	1.6%

AST Franklin Templeton Founding Funds Allocation
Five Largest Holdings	(% of Net Assets	)
Merck & Co., Inc.	2.2%
Microsoft Corp.	1.5%
Pfizer, Inc.	1.5%
Vodafone Group PLC (United Kingdom)	1.3%
CVS Caremark Corp.	1.2%

AST Horizon Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	15.3%
AST T. Rowe Price Large-Cap Growth Portfolio	6.3%
AST BlackRock Value Portfolio	6.3%
AST Marsico Capital Growth Portfolio	6.3%
AST Jennison Large-Cap Growth Portfolio	6.2%

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	24.9%
AST PIMCO Total Return Bond Portfolio	8.4%
AST Western Asset Core Plus Bond Portfolio	4.8%
AST Prudential Core Bond Portfolio	4.8%
AST BlackRock Value Portfolio	4.2%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	54.3%
Corporate Bonds	23.6%
U.S. Government Mortgage-Backed Securities	8.8%
Commercial Mortgage-Backed Securities	5.8%
Sovereigns	1.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	June 30, 2012

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.3%
U.S. Treasury Notes 2.875%, 01/31/13	1.0%
Wells Fargo & Co.	0.8%
U.S. Treasury Strip Coupon 0.683%, 08/15/16	0.6%
Exxon Mobil Corp.	0.5%

AST PIMCO Limited Maturity Bond
Allocation	(% of Net Assets	)
Corporate Obligations	24.2%
U.S. Treasury Oligations	15.7%
Residential Mortgage-Backed Securities	6.2%
Foreign Government Bonds	3.6%
U.S. Government Agency Obligations	1.5%

AST PIMCO Total Return Bond
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	50.7%
U.S. Treasury Obligations	29.7%
Corporate Bonds	23.0%
Residential Mortgage-Backed Securities	6.6%
Foreign Government Bonds	5.3%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	18.9%
AST Western Asset Core Plus Bond Portfolio	10.8%
AST Prudential Core Bond Portfolio	10.8%
AST Lord Abbett Core Fixed-Income Portfolio	8.1%
AST Neuberger Berman Core Bond Portfolio	5.4%

AST Schroders Global Tactical
Five Largest Holdings	(% of Net Assets	)
iShares S&P 500 Index Fund	8.0%
SPDR S&P 500 ETF Trust	7.1%
T. Rowe Price Value Fund	4.3%
PowerShares QQQ Trust	4.0%
Neuberger Berman Genesis Fund	3.8%

AST Schroders Multi-Assets World Strategies
Five Largest Holdings	(% of Net Assets	)
iShares Gold Trust	3.0%
iShares S&P 500 Index Fund	2.8%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	2.7%
Heartland Value Plus Fund (Institutional Shares)	2.2%
PIMCO Emerging Markets Bond Fund United States (Institutional Shares)	1.9%

AST T. Rowe Price Assets Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.1%
Exxon Mobile Corp.	1.6%
U.S. Treasury Notes 0.875%, 02/28/17	1.1%
Microsoft Corp.	1.0%
AT&T, Inc.	1.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	June 30, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation	Actual	$1,000.00	$1,052.80	1.54%	$7.86
	Hypothetical	$1,000.00	$1,017.21	1.54%	$7.72
AST Advanced Strategies	Actual	$1,000.00	$1,060.30	0.97%	$4.97
	Hypothetical	$1,000.00	$1,020.04	0.97%	$4.87
AST Balanced Asset Allocation	Actual	$1,000.00	$1,059.60	1.02%	$5.22
	Hypothetical	$1,000.00	$1,019.79	1.02%	$5.12
AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,064.60	1.05%	$5.39
	Hypothetical	$1,000.00	$1,019.64	1.05%	$5.27
AST CLS Moderate Asset Allocation	Actual	$1,000.00	$1,049.90	0.93%	$4.74
	Hypothetical	$1,000.00	$1,020.24	0.93%	$4.67
AST FI Pyramis® Asset Allocation	Actual	$1,000.00	$1,062.10	1.31%	$6.72
	Hypothetical	$1,000.00	$1,018.35	1.31%	$6.57
AST First Trust Balanced Target	Actual	$1,000.00	$1,035.00	0.94%	$4.76
	Hypothetical	$1,000.00	$1,020.19	0.94%	$4.72
AST First Trust Capital Appreciation Target	Actual	$1,000.00	$1,059.60	0.94%	$4.81
	Hypothetical	$1,000.00	$1,020.19	0.94%	$4.72
AST Franklin Templeton Founding Funds Allocation	Actual**	$1,000.00	$994.00	1.10%	$1.83
	Hypothetical	$1,000.00	$1,019.39	1.10%	$5.52
AST Horizon Growth Asset Allocation	Actual	$1,000.00	$1,060.20	1.02%	$5.22
	Hypothetical	$1,000.00	$1,019.79	1.02%	$5.12
AST Horizon Moderate Asset Allocation	Actual	$1,000.00	$1,049.30	0.92%	$4.69
	Hypothetical	$1,000.00	$1,020.29	0.92%	$4.62
AST Investment Grade Bond	Actual	$1,000.00	$1,052.60	0.72%	$3.67
	Hypothetical	$1,000.00	$1,021.28	0.72%	$3.62

Advanced Series Trust Fees and Expenses — unaudited (continued)	June 30, 2012

Advanced Series Trust Portfolios		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST J.P. Morgan Strategic Opportunities	Actual	$1,000.00	$1,051.30	1.25%	$6.38
	Hypothetical	$1,000.00	$1,018.65	1.25%	$6.27
AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,031.20	0.76%	$3.84
	Hypothetical	$1,000.00	$1,021.08	0.76%	$3.82
AST PIMCO Total Return Bond	Actual	$1,000.00	$1,052.20	0.74%	$3.78
	Hypothetical	$1,000.00	$1,021.18	0.74%	$3.72
AST Preservation Asset Allocation	Actual	$1,000.00	$1,052.50	0.96%	$4.90
	Hypothetical	$1,000.00	$1,020.09	0.96%	$4.82
AST Schroders Global Tactical	Actual	$1,000.00	$1,086.70	1.09%	$5.66
	Hypothetical	$1,000.00	$1,019.44	1.09%	$5.47
AST Schroders Multi-Asset World Strategies	Actual	$1,000.00	$1,038.20	1.34%	$6.79
	Hypothetical	$1,000.00	$1,018.20	1.34%	$6.72
AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,065.30	0.93%	$4.78
	Hypothetical	$1,000.00	$1,020.24	0.93%	$4.67

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended June 30, 2012, and divided by the 366 days in the Portfolio’s fiscal year ending December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** AST Franklin Templeton Founding Funds Allocation Portfolio’s “Actual” expenses are calculated using the 61 day period ended June 30, 2012 due to its commencement of operations on April 30, 2012.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 87.2%
AFFILIATED MUTUAL FUNDS — 56.9%
AST BlackRock Value Portfolio	7,843,264	$69,256,018
AST Cohen & Steers Realty Portfolio	33,363,966	240,220,558
AST Federated Aggressive Growth Portfolio*	276,533	2,560,697
AST Global Real Estate Portfolio	42,695,124	361,627,704
AST Goldman Sachs Concentrated Growth Portfolio	941,134	27,302,294
AST Goldman Sachs Large-Cap Value Portfolio	1,428,274	22,880,943
AST Goldman Sachs Mid-Cap Growth Portfolio	11,090,976	54,345,780
AST Goldman Sachs Small-Cap Value Portfolio	4,379,110	48,739,494
AST High Yield Portfolio	50,686,827	362,410,812
AST International Growth Portfolio	29,590,189	308,033,864
AST International Value Portfolio	29,854,777	404,233,685
AST Jennison Large-Cap Growth Portfolio*	4,669,269	62,801,672
AST Jennison Large-Cap Value Portfolio	2,985,579	34,274,442
AST Large-Cap Value Portfolio	3,513,728	46,064,980
AST Lord Abbett Core Fixed-Income Portfolio	5,002,265	56,075,385
AST Marsico Capital Growth Portfolio	3,093,386	63,754,682
AST MFS Growth Portfolio*	3,770,676	39,139,620
AST Mid-Cap Value Portfolio	20,477,286	251,256,302
AST Money Market Portfolio	246,715	246,715
AST Neuberger Berman Core Bond Portfolio	3,629,011	37,632,846
AST Neuberger Berman Mid-Cap Growth Portfolio*	3,406,544	80,632,907
AST Parametric Emerging Markets Equity Portfolio	59,787,162	477,699,424
AST PIMCO Limited Maturity Bond Portfolio	69,159	720,633
AST PIMCO Total Return Bond Portfolio	10,988,093	132,406,516
AST Prudential Core Bond Portfolio	7,172,381	74,879,660
AST QMA US Equity Alpha Portfolio	10,304,757	131,076,503
AST Small-Cap Growth Portfolio*	162,182	3,410,690
AST Small-Cap Value Portfolio	8,829,794	120,526,688
AST T. Rowe Price Equity Income Portfolio	6,590,637	57,865,794
AST T. Rowe Price Large-Cap Growth Portfolio*	4,694,053	63,745,240
AST T. Rowe Price Natural Resources Portfolio	1,130,986	20,323,819
AST Western Asset Core Plus Bond Portfolio	7,271,561	75,406,086
Prudential Jennison Market Neutral Fund (Class Z Shares)*	165,249	1,543,427

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,737,379,388)(w)		3,733,095,880

COMMON STOCKS — 9.4%
Advertising
China Century Dragon Media, Inc.*(g)	15,222	2

Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.	12,000	606,840
Cubic Corp.	2,300	110,584
General Dynamics Corp.	4,300	283,628
Goodrich Corp.	15,300	1,941,570
HEICO Corp.	1,125	44,460
Huntington Ingalls Industries, Inc.*	2,900	116,696

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc.*	29,307	$171,153
L-3 Communications Holdings, Inc.	7,400	547,674
LMI Aerospace, Inc.*	1,400	24,332
Micronetics, Inc.*	10,835	159,491
Northrop Grumman Corp.	1,400	89,306
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	4,600	109,618
United Technologies Corp.	35,400	2,673,762

		6,879,114

Air Freight & Logistics
Forward Air Corp.	2,100	67,767

Airlines
Alaska Air Group, Inc.*	18,500	664,150
Allegiant Travel Co.*	3,300	229,944
United Continental Holdings, Inc.*	5,500	133,815

		1,027,909

Auto Components
BorgWarner, Inc.*	1,890	123,965
Cooper Tire & Rubber Co.	4,900	85,946
Dana Holding Corp.	22,800	292,068
Delphi Automotive PLC (United Kingdom)*	19,500	497,250
Federal-Mogul Corp.*	13,500	148,500
Lear Corp.	17,840	673,103
Modine Manufacturing Co.*	2,900	20,097
Superior Industries International, Inc.	2,000	32,740
TRW Automotive Holdings Corp.*	4,590	168,728

		2,042,397

Auto Parts & Equipment
HUGHES Telematics, Inc.*	85,203	1,018,176
Johnson Controls, Inc.	46,510	1,288,792

		2,306,968

Automobile Manufacturers
Tesla Motors, Inc.*	7,500	234,675

Automobiles
General Motors Co.*	67,540	1,331,889
Thor Industries, Inc.	12,100	331,661

		1,663,550

Banks
Comerica, Inc.	2,350	72,168

Beverages — 0.1%
Coca-Cola Co. (The)	10,180	795,974
Coca-Cola Enterprises, Inc.	33,320	934,293
Dr. Pepper Snapple Group, Inc.	21,360	934,500
Molson Coors Brewing Co. (Class B Stock)	4,900	203,889
National Beverage Corp.*	1,500	22,410

		2,891,066

Biotechnology — 0.1%
Acorda Therapeutics, Inc.*	4,700	110,732
Aegerion Pharmaceuticals, Inc.*	1,371	20,346
Alexion Pharmaceuticals, Inc.*	1,070	106,251
Biogen Idec, Inc.*	10,340	1,492,889
Celgene Corp.*	32,930	2,112,789
Coronado Biosciences, Inc.*	2,000	10,100
Dendreon Corp.*	10,380	76,812

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Biotechnology (continued)
Genomic Health, Inc.*	2,100	$70,140
Human Genome Sciences, Inc.*	16,500	216,645
Medicines Co. (The)*	10,594	243,026
Myriad Genetics, Inc.*	30,700	729,739
Neurocrine Biosciences, Inc.*	3,900	30,849
Omeros Corp.*	6,000	60,000
RXi Pharmaceuticals Corp.*	9,605	1,249
United Therapeutics Corp.*	14,600	720,948
Vertex Pharmaceuticals, Inc.*	9,300	520,056

		6,522,571

Building Products
Armstrong World Industries, Inc.	2,900	142,564
Broadwind Energy, Inc.*	44,109	11,923
China Gengsheng Minerals, Inc.*	3,595	1,762
Fortune Brands Home & Security, Inc.*	33,900	754,953
Gibraltar Industries, Inc.*	11,900	123,522
Lennox International, Inc.	3,900	181,857
Masco Corp.	37,640	522,067
NCI Building Systems, Inc.*	3,100	33,573
Universal Forest Products, Inc.	3,600	140,328

		1,912,549

Capital Markets — 0.1%
Ameriprise Financial, Inc.	5,310	277,501
E*Trade Financial Corp.*	12,300	98,892
Goldman Sachs Group, Inc. (The)	9,950	953,807
Jefferies Group, Inc.	45,500	591,045
LPL Financial Holdings, Inc.	500	16,885
Morgan Stanley.	54,410	793,842
Raymond James Financial, Inc.	12,000	410,880
Waddell & Reed Financial, Inc. (Class A Stock)	5,400	163,512

		3,306,364

Chemicals — 0.2%
Air Products & Chemicals, Inc.	34,160	2,757,737
Albemarle Corp.	1,700	101,388
Cabot Corp.	2,700	109,890
Celanese Corp. (Class A Stock)	6,500	225,030
CF Industries Holdings, Inc.	3,800	736,212
Chemtura Corp.*	25,100	363,950
E.I. du Pont de Nemours & Co.	46,280	2,340,380
Eastman Chemical Co.	9,800	493,626
Georgia Gulf Corp.	21,630	555,242
Huntsman Corp.	53,900	697,466
Koppers Holdings, Inc.	5,900	200,600
Kronos Worldwide, Inc.	12,500	197,375
LSB Industries, Inc.*	8,400	259,644
LyondellBasell Industries NV (Netherlands) (Class A Stock)	2,100	84,567
NewMarket Corp.	600	129,960
Olin Corp.	2,900	60,581
PPG Industries, Inc.	4,300	456,316
Rockwood Holdings, Inc.	8,000	354,800
Schulman, (A.), Inc.	5,400	107,190
Solutia, Inc.	106,071	2,975,292
Stepan Co.	400	37,672
Valspar Corp. (The)	8,200	430,418

		13,675,336

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks — 0.1%
Associated Banc-Corp.*	2,176	$3,112
Chemical Financial Corp.	1,100	23,650
CIT Group, Inc.*	2,800	99,792
Citizens & Northern Corp.	1,600	30,480
Eagle BanCorp, Inc.*	5,200	81,900
East West Bancorp, Inc.	21,000	492,660
Enterprise Financial Services Corp.	2,100	23,016
Fifth Third Bancorp	38,400	514,560
Financial Institutions, Inc.	3,900	65,832
First Bancorp	1,200	10,668
First Citizens BancShares, Inc. (Class A Stock)	900	149,985
First Community Bancshares, Inc.	1,400	20,202
First Horizon National Corp.	8,020	69,373
First Interstate Bancsystem, Inc.	8,900	126,736
Hanmi Financial Corp.*	2,100	22,008
Huntington Bancshares, Inc.	95,800	613,120
International Bancshares Corp.	1,500	29,280
KeyCorp.	80,000	619,200
MainSource Financial Group, Inc.	2,400	28,392
Pacific Capital Bancorp NA*	63	2,881
PNC Financial Services Group, Inc.	2,500	152,775
Popular, Inc. (Puerto Rico)*	20,970	348,312
Regions Financial Corp.	61,870	417,622
Republic Bancorp, Inc. (Class A Stock)	1,800	40,050
State Bank Financial Corp.*	1,800	27,288
SunTrust Banks, Inc.	24,180	585,881
SVB Financial Group*	6,240	366,413
Wells Fargo & Co.	60,360	2,018,438
Zions Bancorporation	8,820	171,284

		7,154,910

Commercial Services & Supplies — 0.1%
Brink’s Co. (The)	10,900	252,662
Consolidated Graphics, Inc.*	3,800	110,390
Copart, Inc.*	20,200	478,538
Courier Corp.	900	11,925
Dollar Thrifty Automotive Group, Inc.*	12,088	978,644
EasyLink Services International Corp. (Class A Stock)*	125,051	905,369
Encore Capital Group, Inc.*	3,300	97,746
Ennis, Inc.	1,400	21,532
Genpact Ltd. (Bermuda)*	12,830	213,363
GEO Group, Inc. (The)*	173,140	3,933,741
Grand Canyon Education, Inc.*	1,077	22,552
Mine Safety Appliances Co.	4,400	177,056
Standard Parking Corp.*	700	15,064
Steelcase, Inc. (Class A Stock)	9,400	84,882
SYKES Enterprises, Inc.*	13,000	207,480
Tetra Tech, Inc.*	5,900	153,872
Unifirst Corp.	300	19,125
United Stationers, Inc.	3,200	86,240

		7,770,181

Communications Equipment — 0.1%
Black Box Corp.	6,600	189,420
Brocade Communications Systems, Inc.*	64,600	318,478
Calix, Inc.*	10,600	87,132
Cisco Systems, Inc.	65,730	1,128,584
Emulex Corp.*	13,900	100,080

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Communications Equipment (continued)
F5 Networks, Inc.*	7,200	$716,832
Globecomm Systems, Inc.*	1,800	18,252
Ixia*	5,900	70,918
Juniper Networks, Inc.*	16,710	272,540
Loral Space & Communications, Inc.	2,100	141,435
Motorola Solutions, Inc.	9,600	461,856
Netgear, Inc.*	15,800	545,258
Plantronics, Inc.	1,700	56,780
Polycom, Inc.*	18,900	198,828
QUALCOMM, Inc.	15,580	867,494

		5,173,887

Computer Services & Software
3D Systems Corp.*	5,626	192,072
Cognizant Technology Solutions Corp. (Class A Stock)*	10,630	637,800

		829,872

Computers & Peripherals — 0.1%
Apple, Inc.*	3,440	2,008,960
EMC Corp.*	8,600	220,418
Hewlett-Packard Co.	12,500	251,375
NCR Corp.*	22,000	500,060
NetApp, Inc.*	7,090	225,604
Uni-Pixel, Inc.*	4,167	28,002
Xyratex Ltd. (Bermuda)	6,900	78,039

		3,312,458

Conglomerates
Blue Wolf Mongolia Holdings Corp. (British Virgin Islands)*	65,000	673,725
Nautilus Marine Acquisition Corp. (Marshall Islands)*	96,000	941,280
Trio Merger Corp.*	57,000	554,325

		2,169,330

Construction & Engineering — 0.2%
Aecom Technology Corp.*	15,100	248,395
Chicago Bridge & Iron Co. NV (Netherlands).	81,182	3,081,669
Ferrovial SA (Spain)	462,648	5,217,576
Fluor Corp.	30,890	1,524,113
KBR, Inc.	23,900	590,569
Primoris Services Corp.	5,800	69,600
PulteGroup, Inc.*	32,620	349,034
UGL Ltd. (Australia)	76,698	982,087
URS Corp.	12,700	442,976
Vinci SA (France)	64,075	2,994,561

		15,500,580

Construction Materials
Eagle Materials, Inc.	4,700	175,498

Consumer Finance
Capital One Financial Corp.	8,420	460,237
Nelnet, Inc. (Class A Stock)	15,500	356,500
SLM Corp.	40,900	642,539

		1,459,276

Consumer Products & Services
Central Garden & Pet Co.*	66,200	687,156
Colgate-Palmolive Co.	1,490	155,109

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Consumer Products & Services (continued)
JAKKS Pacific, Inc.	56,086	$897,937

		1,740,202

Containers & Packaging
Crown Holdings, Inc.*	14,300	493,207
CryoPort, Inc.*(g)	41,640	16,656
Greif, Inc. (Class A Stock)	2,700	110,700
Owens-Illinois, Inc.*	22,700	435,159
Sealed Air Corp.	17,980	277,611

		1,333,333

Distribution/Wholesale
W.W. Grainger, Inc.	2,040	390,130

Distributors
Core-Mark Holding Co., Inc.	1,900	91,466
Genuine Parts Co.	9,300	560,325
LKQ Corp.*	5,100	170,340

		822,131

Diversified Consumer Services
American Public Education, Inc.*	3,600	115,200
Capella Education Co.*	2,800	97,328
DeVry, Inc.	10,700	331,379
Steiner Leisure Ltd. (Bahamas)*	300	13,923

		557,830

Diversified Financial Services — 0.1%
Bank of America Corp.	37,320	305,278
BGS Acquisition Corp. (British Virgin Islands)*	71,910	702,920
Boston Private Financial Holdings, Inc.*	10,019	37,371
CME Group, Inc.	160	42,898
Edelman Financial Group, Inc.	119,039	1,035,639
Ellie Mae, Inc.*	6,000	108,000
Interactive Brokers Group, Inc. (Class A Stock)	17,100	251,712
IntercontinentalExchange, Inc.*	5,100	693,498
Invesco Ltd. (Bermuda)	24,490	553,474
State Street Corp.	14,110	629,870
TD Ameritrade Holding Corp.	19,780	336,260
TMX Group, Inc. (Canada)	26,363	1,201,496

		5,898,416

Diversified Telecommunication Services — 0.1%
City Telecom HK Ltd. (Hong Kong), ADR	5,912	58,706
Premiere Global Services, Inc.*	5,300	44,467
tw telecom, Inc.*	6,200	159,092
Verizon Communications, Inc.	18,610	827,028
Vivendi SA (France)	183,091	3,402,000

		4,491,293

Electric Utilities — 0.8%
CH Energy Group, Inc.	7,400	486,106
Cia Energetica de Minas Gerais (Brazil), ADR	295,798	5,448,599
E.ON AG (Germany)	109,210	2,359,938
Edison International	126,055	5,823,741
El Paso Electric Co.	10,600	351,496
Entergy Corp.	4,100	278,349
Exelon Corp.	82,809	3,115,275
FirstEnergy Corp.	130,238	6,406,407

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electric Utilities (continued)
Genie Energy Ltd. (Class B Stock)	20,764	$161,336
Great Plains Energy, Inc.	195,086	4,176,791
ITC Holdings Corp.	71,598	4,933,818
MGE Energy, Inc.	900	42,570
NextEra Energy, Inc.	11,790	811,270
NV Energy, Inc.	113,630	1,997,615
Pinnacle West Capital Corp.	300	15,522
Portland General Electric Co.	8,700	231,942
PPL Corp.	141,851	3,944,876
Progress Energy, Inc.	72,061	4,335,910
SSE PLC (United Kingdom)	165,531	3,611,135
Terna Rete Elettrica Nazionale SpA (Italy)	791,536	2,860,264

		51,392,960

Electrical Equipment — 0.1%
Acuity Brands, Inc.	6,300	320,733
AZZ, Inc.	1,200	73,512
Babcock & Wilcox Co. (The)*	8,500	208,250
Belden, Inc.	500	16,675
Cooper Industries PLC (Ireland)	53,888	3,674,084
Emerson Electric Co.	33,610	1,565,554
EnerSys*	12,700	445,389
Generac Holdings, Inc.*	3,800	91,428
Hubbell, Inc. (Class B Stock)	3,900	303,966
Rockwell Automation, Inc.	800	52,848
Roper Industries, Inc.	2,500	246,450
Tii Network Technologies, Inc.*	23,436	49,919
Vicor Corp.	2,900	20,126

		7,068,934

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.*	7,100	232,951
Avnet, Inc.*	18,600	573,996
Dolby Laboratories, Inc. (Class A Stock)*	17,000	702,100
Elster Group SE (Germany), ADR*	24,492	497,188
Ingram Micro, Inc. (Class A Stock)*	29,500	515,365
Insight Enterprises, Inc.*	7,100	119,493
Jabil Circuit, Inc.	20,000	406,600
Miranda Technologies, Inc. (Canada)*	39,899	663,873
Sanmina-SCI Corp.*	3,900	31,941
SRS Labs, Inc.*	54,161	487,449
TE Connectivity Ltd. (Switzerland)	8,880	283,361
Tech Data Corp.*	11,600	558,772
Tyco International Ltd. (Switzerland)	42,020	2,220,757
Tyco International Ltd. (Bermuda)	11,692	617,922

		7,911,768

Energy – Alternate Sources
Gevo, Inc.*	8,000	39,760
Mission Newenergy Ltd. (Australia)*	2,482	310

		40,070

Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc.*	13,400	507,056
Baker Hughes, Inc.	11,210	460,731
Halliburton Co.	16,610	471,558
Helix Energy Solutions Group, Inc.*	44,200	725,322
Helmerich & Payne, Inc.	8,900	386,972
Matrix Service Co.*	5,000	56,750
Mitcham Industries, Inc.*	4,700	79,759
Nabors Industries Ltd. (Bermuda)*	13,100	188,640

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
National Oilwell Varco, Inc.	50,229	$3,236,757
Oceaneering International, Inc.	15,500	741,830
Oil States International, Inc.*	3,700	244,940
OYO Geospace Corp.*	1,100	98,989
Parker Drilling Co.*	22,800	102,828
Schlumberger Ltd. (Netherlands)	4,520	293,393
SEACOR Holdings, Inc.*	3,300	294,954
Superior Energy Services, Inc.*	25,400	513,842
TETRA Technologies, Inc.*	7,900	56,327
Unit Corp.*	8,800	324,632

		8,785,280

Entertainment & Leisure
Carnival PLC (United Kingdom), ADR	33,840	1,161,727

Financial – Bank & Trust
Ally Financial, Inc.	175	155,920
BancTrust Financial Group, Inc.*	57,247	171,169
Citigroup, Inc.	24,010	658,114

		985,203

Financial Services
First California Financial Group, Inc.*	16,450	113,176

Food & Staples Retailing
Andersons, Inc. (The)	2,000	85,320
CVS Caremark Corp.	900	42,057
Village Super Market, Inc. (Class A Stock)	700	22,806

		150,183

Food Products — 0.1%
Archer-Daniels-Midland Co.	50,350	1,486,332
Bunge Ltd. (Bermuda)	4,900	307,426
Campbell Soup Co.	42,880	1,431,334
Darling International, Inc.*	6,600	108,834
Fresh Market, Inc. (The)*	1,157	62,050
General Mills, Inc.	21,980	847,109
Hormel Foods Corp.	6,400	194,688
Ingredion, Inc.	14,100	698,232
Kraft Foods, Inc. (Class A Stock)	62,310	2,406,412
Pilgrim’s Pride Corp.*	23,600	168,740
Tyson Foods, Inc. (Class A Stock)	36,700	691,061

		8,402,218

Foods
ConAgra Foods, Inc.	16,200	420,066

Gas Utilities — 0.2%
AGL Resources, Inc.	4,660	180,575
APA Group (Australia)	1,136,646	5,834,931
Chesapeake Utilities Corp.	300	13,116
China Resources Gas Group Ltd. (Bermuda)	1,909,287	3,306,232
ENN Energy Holdings Ltd. (Cayman Islands)	420,000	1,482,608
ONEOK, Inc.(a)	98,173	4,153,700
UGI Corp.	13,200	388,476

		15,359,638

Healthcare Equipment & Services
AMERIGROUP Corp.*	2,230	146,979
Genmark Diagnostics, Inc.*	2,400	10,416

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Equipment & Services (continued)
Gen-Probe, Inc.*	22,328	$1,835,362

		1,992,757

Healthcare Equipment & Supplies — 0.1%
Abaxis, Inc.*	700	25,900
Analogic Corp.	300	18,600
Atrion Corp.	300	61,494
C.R. Bard, Inc.	2,800	300,832
Cantel Medical Corp.	4,650	126,712
CareFusion Corp.*	41,930	1,076,762
Cooper Cos., Inc. (The)	700	55,832
Covidien PLC (Ireland)	31,630	1,692,205
Cyberonics, Inc.*	4,900	220,206
Hill-Rom Holdings, Inc.	17,100	527,535
IDEXX Laboratories, Inc.*	3,700	355,681
InspireMD, Inc.*(g)	11,776	12,483
Intuitive Surgical, Inc.*	1,300	719,927
Invacare Corp.	5,400	83,322
Kips Bay Medical, Inc.*	6,516	6,386
Masimo Corp.*	13,200	295,416
Orthofix International NV*	1,200	49,500
ResMed, Inc.*	17,200	536,640
Sirona Dental Systems, Inc.*	14,700	661,647
Spectranetics Corp.*	2,000	22,840
St. Jude Medical, Inc.	7,500	299,325
Teleflex, Inc.	2,000	121,820
Thoratec Corp.*	4,400	147,752
Unilife Corp.*	6,997	23,650
Young Innovations, Inc.	1,200	41,388

		7,483,855

Healthcare Providers & Services — 0.1%
Aetna, Inc.	14,900	577,673
Bio-Reference Labs, Inc.*	4,300	113,004
CIGNA Corp.	6,400	281,600
Coventry Health Care, Inc.	9,900	314,721
Gentiva Health Services, Inc.*	3,000	20,790
Health Net, Inc.*	28,600	694,122
Humana, Inc.	12,480	966,451
National Healthcare Corp.	1,100	49,753
Neostem, Inc.*	40,000	19,604
Providence Service Corp. (The)*	4,600	63,066
Select Medical Holdings Corp.*	6,600	66,726
Sun Healthcare Group, Inc.*	37,806	316,436
Team Health Holdings, Inc.*	6,900	166,221
UnitedHealth Group, Inc.	24,100	1,409,850
Universal American Corp.*	1,700	17,901
Universal Health Services, Inc. (Class B Stock)	17,600	759,616
WellCare Health Plans, Inc.*	8,400	445,200
WellPoint, Inc.	7,500	478,425

		6,761,159

Healthcare Technology
Computer Programs & Systems, Inc.	9,900	566,478
Integramed America, Inc.*	21,132	292,678
MedAssets, Inc.*	11,500	154,675
Omnicell, Inc.*	4,500	65,880
Quality Systems, Inc.	14,200	390,642

		1,470,353

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Holding Companies – Diversified — 0.2%
Andina Acquisition Corp. (Cayman Islands)* .	44,550	$475,126
Australia Acquisition Corp. (Cayman Islands)*	70,000	700,000
Azteca Acquisition Corp., UTS*	100,000	1,010,500
Cazador Acquisition Corp. Ltd. (Cayman Islands)*	27,596	267,129
China Growth Equity Investment Ltd. (Cayman Islands), UTS*	55,000	546,975
China VantagePoint Acquisition Co. (Cayman Islands), UTS*	19,454	125,381
Empeiria Acquisition Corp., UTS*	85,000	892,500
FlatWorld Acquisition Corp. (British Virgin Islands)*	24,225	242,250
Global Cornerstone Holdings Ltd. (British Virgin Islands)*	80,000	1,000,000
Global Eagle Acquisition Corp., UTS*	175,000	1,778,000
Hicks Acquisition Co. II, Inc.*(g)	75,000	745,500
JWC Acquisition Corp.*	118,125	1,476,562
Lone Oak Acquisition Corp. (Cayman Islands)*	28,070	224,700
Prime Acquisition Corp. (Cayman Islands)*	51,855	500,919
RLJ Acquisition, Inc.*	96,063	950,063
ROI Acquisition Corp.*	81,000	790,155
SCG Financial Acquistion Corp., UTS*	79,900	781,822
Selway Capital Acquisition Corp.*	44,978	437,411
Universal Business Payment Solutions Acquisition Corp.*	119,880	719,280

		13,664,273

Hotels, Restaurants & Leisure — 0.1%
AFC Enterprises, Inc.*	2,800	64,792
Biglari Holdings, Inc.*	900	347,751
Bob Evans Farms, Inc.	3,700	148,740
Bravo Brio Restaurant Group, Inc.*	1,500	26,745
Carnival Corp. (Panama)	18,180	623,029
CEC Entertainment, Inc.	2,800	101,836
Choice Hotels International, Inc.	2,400	95,832
Cracker Barrel Old Country Store, Inc.	1,700	106,760
International Game Technology	45,900	722,925
International Speedway Corp. (Class A Stock)	800	20,944
Interval Leisure Group, Inc.	4,300	81,743
Panera Bread Co. (Class A Stock)*	5,100	711,144
Papa John’s International, Inc.*	9,700	461,429
Pinnacle Entertainment, Inc.*	23,800	228,956
Texas Roadhouse, Inc.	10,600	195,358
Wendy’s Co. (The)	69,100	326,152
Wyndham Worldwide Corp.	13,700	722,538

		4,986,674

Household Durables — 0.1%
Blyth, Inc.	9,600	331,776
D.R. Horton, Inc.	32,790	602,680
Direcional Engenharia SA (Brazil)(g)	885,924	4,300,602
Harman International Industries, Inc.	18,800	744,480
Helen of Troy Ltd. (Bermuda)*	800	27,112
iRobot Corp.*	10,600	234,790
Jarden Corp.	10,500	441,210
La-Z-Boy, Inc.*	14,300	175,747
Lennar Corp. (Class A Stock)	10,530	325,482

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Household Durables (continued)
Lennar Corp. (Class B Stock)	1,808	$43,446
Ryland Group, Inc. (The)	5,700	145,806
Tempur-Pedic International, Inc.*	8,100	189,459
Tupperware Brands Corp.	10,100	553,076
Whirlpool Corp.	11,900	727,804

		8,843,470

Household Products
Procter & Gamble Co. (The)	15,520	950,600
Spectrum Brands Holdings, Inc.*	2,000	65,140

		1,015,740

Independent Power Producers & Energy Traders — 0.3%
AES Corp. (The)*	514,797	6,604,846
Atlantic Power Corp. (Canada)	12,000	153,720
Calpine Corp.*	396,214	6,541,493
China Hydroelectric Corp. (Cayman Islands), ADS*	232,755	164,116
NRG Energy, Inc.*	31,700	550,312
Tractebel Energia SA (Brazil)	175,043	3,208,032

		17,222,519

Industrial Conglomerates — 0.1%
Beijing Enterprises Holdings Ltd. (Hong Kong)	429,051	2,588,784
General Electric Co.	4,500	93,780
Seaboard Corp.*	10	21,330
Standex International Corp.	1,000	42,570

		2,746,464

Insurance — 0.2%
ACE Ltd. (Switzerland)	32,310	2,395,140
Aflac, Inc.	3,295	140,334
Allstate Corp. (The)	2,100	73,689
American Financial Group, Inc.	11,700	458,991
American National Insurance Co.	700	49,889
Assurant, Inc.	13,600	473,824
AXIS Capital Holdings Ltd. (Bermuda)	19,420	632,121
CNA Financial Corp.	5,500	152,460
Erie Indemnity Co. (Class A Stock)	1,500	107,415
Everest Re Group Ltd. (Bermuda)	17,100	1,769,679
First American Financial Corp.	17,310	293,578
Genworth Financial, Inc. (Class A Stock)*	46,700	264,322
Hallmark Financial Services, Inc.*	2,000	15,600
Hartford Financial Services Group, Inc. (The)	8,983	158,370
HCC Insurance Holdings, Inc.	15,000	471,000
Horace Mann Educators Corp.	1,100	19,228
Kemper Corp.	2,800	86,100
Maiden Holdings Ltd. (Bermuda)	23,000	199,640
MetLife, Inc.	63,600	1,962,060
National Financial Partners Corp.*	3,400	45,560
PartnerRe Ltd. (Bermuda)	3,400	257,278
Presidential Life Corp.	4,300	42,269
Primerica, Inc.	7,000	187,110
ProAssurance Corp.	3,000	267,270
Reinsurance Group of America, Inc.	8,300	441,643
Symetra Financial Corp.	25,600	323,072
Universal Insurance Holdings, Inc.	4,000	13,640
Unum Group	19,600	374,948
Validus Holdings Ltd. (Bermuda)	3,400	108,902

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
XL Group PLC (Ireland)	49,840	$1,048,634

		12,833,766

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.*	5,160	1,178,286
Expedia, Inc.	15,820	760,467
HSN, Inc.	17,700	714,195
NutriSystem, Inc.	5,000	57,800

		2,710,748

Internet Software & Services — 0.1%
AboveNet, Inc.*	19,583	1,644,972
Akamai Technologies, Inc.*	13,800	438,150
Blucora, Inc.*	9,000	110,880
CoStar Group, Inc.*	6,000	487,200
Dice Holdings, Inc.*	23,100	216,909
eBay, Inc.*	11,440	480,594
eResearchTechnology, Inc.*	173,261	1,384,355
Facebook, Inc. (Class A Stock)	1,630	50,726
Google, Inc. (Class A Stock)*	330	191,423
IAC/InterActiveCorp.	10,900	497,040
LinkedIn Corp. (Class A Stock)*	1,940	206,164
NIC, Inc.	5,100	64,770
Premier Alliance Group, Inc.*	30,527	16,790

		5,789,973

Investment Companies
European CleanTech SE (Luxembourg) (Class A Stock)*	57,500	723,734
Main Street Capital Corp.	6,000	145,200

		868,934

IT Services — 0.1%
CoreLogic, Inc.*	17,600	322,256
DST Systems, Inc.	7,200	391,032
EPAM Systems, Inc.*	1,200	20,388
Fidelity National Information Services, Inc.	6,850	233,448
Fiserv, Inc.*	4,400	317,768
Heartland Payment Systems, Inc.	3,900	117,312
Lender Processing Services, Inc.	5,200	131,456
MasterCard, Inc. (Class A Stock)	700	301,077
MAXIMUS, Inc.	1,300	67,275
SAIC, Inc.	18,000	218,160
Syntel, Inc.	2,500	151,750
Unisys Corp.*	20,400	398,820
Visa, Inc. (Class A Stock)	5,600	692,328

		3,363,070

Leisure Equipment & Products
Arctic Cat, Inc.*	3,200	116,992
Leapfrog Enterprises, Inc.*	2,300	23,598
Polaris Industries, Inc.	4,900	350,252
Sturm Ruger & Co., Inc.	8,100	325,215

		816,057

Life Sciences Tools & Services
Bruker Corp.*	5,600	74,536
Cambrex Corp.*	6,600	62,106
Charles River Laboratories International, Inc.*	15,200	497,952
Life Technologies Corp.*	8,500	382,415

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc.*	1,000	$155,850
Thermo Fisher Scientific, Inc.	3,400	176,494

		1,349,353

Machinery — 0.2%
AGCO Corp.*	17,000	777,410
American Railcar Industries, Inc.*	2,900	78,590
Columbus Mckinnon Corp.*	1,200	18,108
Commercial Vehicle Group, Inc.*	2,800	24,136
Crane Co.	1,400	50,932
Cummins, Inc.	4,800	465,168
Gardner Denver, Inc.	7,600	402,116
John Bean Technologies Corp.	3,100	42,067
Kennametal, Inc.	2,700	89,505
LB Foster Co. (Class A Stock)	1,100	31,471
Lincoln Electric Holdings, Inc.	14,600	639,334
Lindsay Corp.	1,600	103,840
Meritor, Inc.*	22,900	119,538
Mueller Industries, Inc.	1,200	51,108
NACCO Industries, Inc. (Class A Stock)	2,300	267,375
Oshkosh Corp.*	24,500	513,275
PACCAR, Inc.	56,700	2,222,073
Parker Hannifin Corp.	700	53,816
Robbins & Myers, Inc.	10,100	422,382
Sauer-Danfoss, Inc.	4,700	164,171
SPX Corp.	7,930	517,988
Sun Hydraulics Corp.	9,150	222,253
Tennant Co.	500	19,975
Timken Co.	16,200	741,798
Titan International, Inc.	4,000	98,120
Toro Co. (The)	6,000	439,740
Trinity Industries, Inc.	3,200	79,936
Valmont Industries, Inc.	1,400	169,358
Wabtec Corp.	3,000	234,030

		9,059,613

Manufacturing
Cereplast, Inc.*	26,556	7,701
Gerber Scientific Escrow Shares*	101,412	—

		7,701

Media — 0.2%
AMC Networks, Inc. (Class A Stock)*	22,094	785,442
Arbitron, Inc.	1,000	35,000
Astral Media, Inc. (Canada) (Class A Stock)	21,352	1,024,292
Belo Corp. (Class A Stock)	11,300	72,772
Carmike Cinemas, Inc. *	1,400	20,510
CBS Corp. (Class B Stock)	103,100	3,379,618
Cinemark Holdings, Inc.	10,400	237,640
Comcast Corp. (Class A Stock)	13,520	432,234
DIRECTV (Class A Stock)*	3,200	156,224
Discovery Communications, Inc. (Class A Stock)*	5,140	277,560
DISH Network Corp. (Class A Stock)	7,510	214,410
Global Sources Ltd. (Bermuda)*	15,700	103,620
Interpublic Group of Cos., Inc. (The)	4,300	46,655
Journal Communications, Inc. (Class A Stock)*	2,100	10,836
Knology, Inc.*	59,970	1,179,610
McGraw-Hill Cos., Inc. (The)	4,400	198,000

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Media (continued)
Morningstar, Inc.	1,000	$57,840
Time Warner, Inc.	91,930	3,539,305
Viacom, Inc. (Class B Stock)	14,700	691,194
Washington Post Co. (The) (Class B Stock)	400	149,528

		12,612,290

Medical Supplies & Equipment
Sri/Surgical Express, Inc.*	27	99

Metals & Mining — 0.1%
Alcoa, Inc.	210,500	1,841,875
Aurcana Corp. (Canada)*(g)	135,460	122,408
Calvista Gold Corp. (Canada)*	22,500	9,282
Century Aluminum Co.*	17,200	126,076
Coeur d’Alene Mines Corp.*	27,800	488,168
Commercial Metals Co.	46,800	591,552
Energy Fuels, Inc. (Canada)*	80,000	14,930
Extorre Gold Mines Ltd. (Canada), NYSE*	40,327	166,147
Extorre Gold Mines Ltd. (Canada), TSX*	35,541	146,967
Freeport-McMoRan Copper & Gold, Inc.	17,230	587,026
Gold Standard Ventures Corp. (Canada)*	4,000	7,920
Lion One Metals Ltd. (Canada)*(g)	83,340	65,487
Materion Corp.	2,000	46,060
Mines Management, Inc.*	1,481	1,999
Newmont Mining Corp.	2,500	121,275
Noranda Aluminum Holding Corp.	15,900	126,564
Peabody Energy Corp.	4,640	113,773
Prospect Global Resources In*	800	3,240
Reliance Steel & Aluminum Co.	11,100	560,550
Schnitzer Steel Industries, Inc. (Class A Stock)	3,600	100,872
Solitario Exploration & Royalty Corp.*	3,970	5,240
Southern Arc Minerals, Inc. (Canada)*(g)	24,506	6,740
Southern Copper Corp.	22,800	718,428
Steel Dynamics, Inc.	48,300	567,525
Stillwater Mining Co.*	3,333	28,464
United States Steel Corp.	6,070	125,042
Walter Energy, Inc.	2,150	94,944
Worthington Industries, Inc.	4,800	98,256

		6,886,810

Multiline Retail
Big Lots, Inc.*	6,600	269,214
Dillard’s, Inc. (Class A Stock)	11,000	700,480
Dollar Tree, Inc.*	13,100	704,780

		1,674,474

Multi-Utilities — 0.4%
Avista Corp.	4,900	130,830
CenterPoint Energy, Inc.	207,877	4,296,818
Dominion Resources, Inc.	59,934	3,236,436
Hera SpA (Italy)	984,426	1,386,700
National Grid PLC (United Kingdom), ADR	87,495	4,636,360
NiSource, Inc.	114,815	2,841,671
PG&E Corp.	31,020	1,404,275
Public Service Enterprise Group, Inc.	5,600	182,000
RWE AG (Germany)	72,408	2,961,100
Sempra Energy	17,600	1,212,288
Suez Environnement Co. (France)	255,042	2,742,337

		25,030,815

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Office Electronics
Xerox Corp.	22,800	$179,436

Oil & Gas Exploration/Production
Progress Energy Resources Corp. (Canada)	25,272	498,192

Oil, Gas & Consumable Fuels — 1.4%
Alon USA Energy, Inc.	10,200	86,292
AltaGas Ltd. (Canada)	172,030	4,891,728
Anadarko Petroleum Corp.	4,090	270,758
Apache Corp.	7,000	615,230
Cameco Corp. (Canada)	184,814	4,056,667
CE Franklin Ltd. (Canada)*	49,467	617,348
Cheniere Energy, Inc.*	778,163	11,470,123
Chevron Corp.	9,080	957,940
ConocoPhillips	3,600	201,168
CONSOL Energy, Inc.	47,632	1,440,392
CVR Energy, Inc.*	480	12,758
Delek US Holdings, Inc.	4,100	72,119
Denbury Resources, Inc.*	4,700	71,017
Enbridge, Inc. (Canada)	178,135	7,111,149
Endeavour International Corp.*	8,484	71,266
Energy Partners Ltd.*	4,100	69,290
Energy Transfer Equity LP	70,795	2,904,011
Energy XXI Bermuda Ltd. (Bermuda)	13,000	406,770
Ensco PLC (United Kingdom) (Class A Stock)	2,630	123,531
EOG Resources, Inc.	5,440	490,198
EQT Corp.	8,470	454,246
EQT Midstream Partners LP*	100,000	2,407,000
Essar Energy PLC (United Kingdom)*(a)	791,042	1,517,527
Forest Oil Corp.*	17,800	130,474
Golar LNG Ltd. (Bermuda)(a)	64,431	2,429,049
Gulf United Energy, Inc.*(g)	196,239	11,774
Harvest Natural Resources, Inc.*	6,900	58,995
Hess Corp.	17,000	738,650
Hollyfrontier Corp.	73,400	2,600,562
HSE Integrated Ltd. (Canada)*	115,344	203,928
Kinder Morgan, Inc.	103,873	3,346,788
Marathon Oil Corp.	8,000	204,560
Marathon Petroleum Corp.	2,150	96,578
MarkWest Energy Partners LP	85,856	4,233,559
Murphy Oil Corp.	7,700	387,233
Newfield Exploration Co.*	20,800	609,648
Occidental Petroleum Corp.	19,860	1,703,392
Pacific Ethanol, Inc.*	20,000	7,118
PetroMagdalena Energy Corp. (Canada)*	228,957	355,321
Phillips 66*	2,150	71,466
Pioneer Natural Resources Co.	4,850	427,818
Plains Exploration & Production Co.*	400	14,072
Range Resources Corp.	9,970	616,844
Rose Rock Midstream LP(a)	62,036	1,526,706
Royal Dutch Shell PLC (United Kingdom), ADR	59,944	4,042,024
Southwestern Energy Co.*	10,210	326,005
Stone Energy Corp.*	17,400	440,916
Swift Energy Co.*	20,400	379,644
Targa Resources Corp.	227,595	9,718,306
Tesoro Corp.*	27,700	691,392
TransCanada Corp. (Canada)	102,271	4,286,321
VAALCO Energy, Inc.*	26,400	227,832
Valero Energy Corp.	13,320	321,678

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Venoco, Inc.*	156,798	$1,569,548
W&T Offshore, Inc.	1,300	19,890
Western Refining, Inc.	33,200	739,364
Whiting Petroleum Corp.*	18,700	768,944
Williams Cos., Inc. (The)	329,511	9,496,507

		93,121,434

Paper & Forest Products
Buckeye Technologies, Inc.	3,000	85,470
Domtar Corp.	3,000	230,130
Schweitzer-Mauduit International, Inc.	4,100	279,374

		594,974

Personal Products
Avon Products, Inc.	13,214	214,199
USANA Health Sciences, Inc.*	1,200	49,344

		263,543

Pharmaceuticals — 0.1%
Access Pharmaceuticals, Inc.*	24,512	15,933
Allergan, Inc.	5,110	473,033
AVI Biopharma, Inc.*	43,750	27,388
Catalyst Health Solutions, Inc.*	14,105	1,317,971
Eli Lilly & Co.	8,200	351,862
Endo Health Solutions, Inc.*	20,300	628,894
Hi-Tech Pharmacal Co., Inc.*	900	29,160
Impax Laboratories, Inc.*	6,600	133,782
Jazz Pharmaceuticals PLC (Ireland)*	13,100	589,631
Merck & Co., Inc.	50,760	2,119,230
Mylan, Inc.*	27,490	587,461
Obagi Medical Products, Inc.*	5,100	77,877
Par Pharmaceutical Cos., Inc.*	8,500	307,190
Pfizer, Inc.	11,110	255,530
PharMerica Corp.*	1,443	15,758
Provectus Pharmaceuticals, Inc.*	79,879	67,098
SciClone Pharmaceuticals, Inc.*	10,200	71,502
Teva Pharmaceutical Industries Ltd. (Israel), ADR	6,400	252,416
Warner Chilcott PLC (Ireland) (Class A Stock)*	23,100	413,952
Watson Pharmaceuticals, Inc.*	5,000	369,950

		8,105,618

Professional Services
Corporate Executive Board Co. (The)	1,700	69,496
Equifax, Inc.	2,800	130,480
Exponent, Inc.*	1,000	52,830
ICF International, Inc.*	4,500	107,280
IHS, Inc. (Class A Stock)*	2,400	258,552
Insperity, Inc.	2,800	75,740
Kelly Services, Inc. (Class A Stock)	7,100	91,661
Kforce, Inc.*	1,200	16,152
Manpower, Inc.	6,400	234,560
Navigant Consulting, Inc.*	9,200	116,288
Resources Connection, Inc.	1,800	22,140

		1,175,179

Real Estate Investment Trusts — 0.4%
Agree Realty Corp.	1,300	28,769
Alexandria Real Estate Equities, Inc.	11,100	807,192
American Campus Communities, Inc.	3,500	157,430

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
American Capital Agency Corp.	19,300	$648,673
American Tower Corp.	5,800	405,478
Annaly Capital Management, Inc.	3,800	63,764
Apartment Investment & Management Co. (Class A Stock)	5,830	157,585
Ashford Hospitality Trust, Inc.	24,300	204,849
Associated Estates Realty Corp.	17,260	258,037
AvalonBay Communities, Inc.	2,770	391,900
Camden Property Trust	3,500	236,845
Campus Crest Communities, Inc.	6,000	62,340
Cedar Realty Trust, Inc.	6,900	34,845
Chatham Lodging Trust	9,900	141,372
Chimera Investment Corp.	31,400	74,104
Colony Financial, Inc.	900	15,570
CommonWealth REIT	27,025	516,718
Corporate Office Properties Trust	23,200	545,432
CreXus Investment Corp.	4,400	44,748
Cubesmart.	11,020	128,603
DDR Corp.	71,490	1,046,614
DiamondRock Hospitality Co.	37,300	380,460
Digital Realty Trust, Inc.	29,818	2,238,437
Dynex Capital, Inc.	7,100	73,698
Education Realty Trust, Inc.	48,610	538,599
First Industrial Realty Trust, Inc.*	8,400	106,008
Franklin Street Properties Corp.	10,400	110,032
General Growth Properties, Inc.	59,419	1,074,890
Glimcher Realty Trust	55,150	563,633
Government Properties Income Trust	1,700	38,454
HCP, Inc.	5,700	251,655
Hospitality Properties Trust.	29,300	725,761
Host Hotels & Resorts, Inc.	23,730	375,409
Inland Real Estate Corp.	34,100	285,758
Invesco Mortgage Capital, Inc.	22,600	414,484
Investors Real Estate Trust	9,500	75,050
Liberty Property Trust	19,080	702,907
Macerich Co. (The)	15,140	894,017
Pebblebrook Hotel Trust	30,460	710,023
Pennymac Mortgage Investment Trust	10,100	199,273
Post Properties, Inc.	15,610	764,110
ProLogis, Inc.	18,000	598,140
Public Storage	2,960	427,454
Resource Capital Corp.	26,000	138,580
RLJ Lodging Trust	15,000	271,950
Rouse Properties, Inc.*	1,363	18,469
Sabra Healthcare REIT, Inc.	17,100	292,581
Saul Centers, Inc.	900	38,583
Senior Housing Properties Trust	49,860	1,112,875
Simon Property Group, Inc.	4,990	776,743
SL Green Realty Corp.	2,430	194,983
Summit Hotel Properties, Inc.	5,600	46,872
Sunstone Hotel Investors, Inc.*	42,045	462,075
Transglobe Apartment Real Estate Investment Trust (Canada)	18,860	263,977
Urstadt Biddle Properties, Inc. (Class A Stock)	3,600	71,172
Ventas, Inc.	10,920	689,270
Winthrop Realty Trust	23,900	290,624

		22,187,874

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	43,500	$711,660
Forestar Group, Inc.*	1,700	21,777
Jones Lang LaSalle, Inc.	10,400	731,848

		1,465,285

Retail & Merchandising — 0.1%
AutoZone, Inc.*	2,430	892,223
Home Depot, Inc. (The)	9,570	507,114
Lowe’s Cos., Inc.	13,990	397,876
Lululemon Athletica, Inc.*	3,760	224,209
Talbots, Inc.*	253,446	638,684

		2,660,106

Road & Rail — 0.4%
Amerco, Inc.	3,600	323,892
Avis Budget Group, Inc.*	8,000	121,600
Celadon Group, Inc.	1,100	18,018
Con-Way, Inc.	5,400	194,994
CSX Corp.	274,196	6,131,023
East Japan Railway Co. (Japan)	53,900	3,384,446
J.B. Hunt Transport Services, Inc.	48,126	2,868,310
Landstar System, Inc.	4,500	232,740
Localiza Rent A Car SA (Brazil)	174,238	2,620,727
Marten Transport Ltd.	800	17,008
Norfolk Southern Corp.	23,400	1,679,418
QR National Ltd. (Australia)	802,413	2,810,803
Swift Transportation Co.*	13,200	124,740
Union Pacific Corp.	57,664	6,879,892

		27,407,611

Semiconductors & Semiconductor Equipment — 0.2%
Altera Corp.	62,010	2,098,418
Applied Materials, Inc.	900	10,314
Avago Technologies Ltd. (Singapore)	15,390	552,501
Broadcom Corp. (Class A Stock)*	29,320	991,016
Cirrus Logic, Inc.*	25,100	749,988
Entegris, Inc.*	45,100	385,154
Fairchild Semiconductor International, Inc.*	6,300	88,830
Freescale Semiconductor Ltd. (Bermuda)*	29,800	305,450
Intel Corp.	16,300	434,395
IXYS Corp.*	2,800	31,276
KLA-Tencor Corp.	6,400	315,200
Lam Research Corp.*	44,700	1,686,978
LSI Corp.*	128,420	818,035
Magnachip Semiconductor Corp.*	6,694	63,794
Marvell Technology Group Ltd. (Bermuda)	46,260	521,813
Micrel, Inc.	8,800	83,864
Micron Technology, Inc.*	12,660	79,885
MKS Instruments, Inc.	900	26,037
Monolithic Power Systems, Inc.*	9,500	188,765
ON Semiconductor Corp.*	97,100	689,410
PLX Technology, Inc.*	178,496	1,133,450
PMC - Sierra, Inc. *	61,400	376,996
Silicon Laboratories, Inc. *	7,800	295,620
Spansion, Inc. (Class A Stock)*	4,000	43,920
Standard Microsystems Corp.*	33,825	1,247,804
Tessera Technologies, Inc.	9,100	139,867
Texas Instruments, Inc.	19,360	555,438
Volterra Semiconductor Corp.*	6,900	161,805

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	5,550	$186,314

		14,262,337

Software — 0.1%
Activision Blizzard, Inc.	23,200	278,168
Actuate Corp.*	3,300	22,869
Adobe Systems, Inc.*	12,370	400,417
Autodesk, Inc.*	7,200	251,928
AVG Technologies NV (Netherlands)*	3,600	46,836
BMC Software, Inc.*	5,300	226,204
CA, Inc.	7,600	205,884
Citrix Systems, Inc.*	5,170	433,970
CommVault Systems, Inc.*	7,900	391,603
Electronic Arts, Inc.*	15,300	188,955
FactSet Research Systems, Inc.	5,800	539,052
Fair Isaac Corp.	2,600	109,928
Fortinet, Inc.*	23,700	550,314
Intuit, Inc.	5,600	332,360
Magic Software Enterprises Ltd. (Israel)*	9,825	54,529
Manhattan Associates, Inc.*	900	41,139
Mentor Graphics Corp.*	13,982	209,730
MICROS Systems, Inc.*	6,000	307,200
Microsoft Corp.	15,520	474,757
Monotype Imaging Holdings, Inc.*	1,000	16,770
Oracle Corp.	28,890	858,033
Parametric Technology Corp.*	5,900	123,664
Seachange International, Inc.*	3,100	25,513
SinoHub, Inc.*	17,784	4,802
SolarWinds, Inc.*	13,000	566,280
SS&C Technologies Holdings, Inc.*	4,400	110,000
Symantec Corp.*	19,100	279,051
Synopsys, Inc.*	3,100	91,233
Telenav, Inc.*	4,300	26,359
Tyler Technologies, Inc.*	1,700	68,595
VMware, Inc. (Class A Stock)*	9,010	820,270

		8,056,413

Specialty Retail — 0.2%
America’s Car-Mart, Inc.*	300	11,655
ANN, Inc.*	18,500	471,565
Ascena Retail Group, Inc.*	14,800	275,576
Bebe Stores, Inc.	5,400	31,698
Benihana, Inc.	69,286	1,116,197
Best Buy Co., Inc.	10,300	215,888
Body Central Corp.*	10,500	94,500
Collective Brands, Inc.*	75,010	1,606,714
Cost Plus, Inc.*	2,512	55,264
Express, Inc.*	20,700	376,119
Finish Line, Inc. (The) (Class A Stock)	26,100	545,751
Genesco, Inc.*	2,000	120,300
Kenneth Cole Productions, Inc.*	21,527	323,981
L&L Acquisition Corp. Escrow Shares*	35,000	—
Pep Boys - Manny, Moe & Jack.	40,235	398,326
PetSmart, Inc.	6,200	422,716
PF Chang’s China Bistro, Inc.	30,380	1,563,659
Pier 1 Imports, Inc.	6,800	111,724
Ross Stores, Inc.	9,800	612,206
Select Comfort Corp.*	13,700	286,604
Shoe Carnival, Inc.	2,050	44,054
Target Corp.	3,250	189,118

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc. (The)	8,800	$377,784
Ulta Salon Cosmetics & Fragrance, Inc.	6,300	588,294
Williams-Sonoma, Inc.	3,300	115,401

		9,955,094

Technology Services
Microvision, Inc.*	6,790	10,932
Network Engines, Inc.*	68,152	96,094
Network Equipment Technologies, Inc.*	79,326	103,917

		210,943

Telecommunications — 0.1%
Comverse Technology, Inc.*	194,249	1,130,529
Opnext, Inc.*	69,746	87,880
Orckit Communications Ltd. (Israel)*	1,659	440
Sprint Nextel Corp.*	214,510	699,303
SureWest Communications	35,076	739,051
Telestone Technologies Corp.*	12,647	21,626
TELUS Corp. (Canada)	20,206	1,182,272
Trunkbow International Holdings Ltd.*	9,785	12,036

		3,873,137

Textiles, Apparel & Luxury Goods — 0.1%
Carter’s, Inc.*	4,400	231,440
Coach, Inc.	19,690	1,151,471
Michael Kors Holdings Ltd. (British Virgin Islands)*	2,200	92,048
Movado Group, Inc.	8,100	202,662
NIKE, Inc. (Class B Stock)	1,710	150,104
Oxford Industries, Inc.	5,600	250,320
True Religion Apparel, Inc.	18,900	547,722
Vera Bradley, Inc.*	29,700	626,076
VF Corp.	2,430	324,284

		3,576,127

Thrifts & Mortgage Finance
Citizens South Banking Corp.	19,873	134,739
First Defiance Financial Corp.	2,000	34,240
OceanFirst Financial Corp.	1,300	18,668
Washington Federal, Inc.	6,700	113,163

		300,810

Tobacco
Philip Morris International, Inc.	11,580	1,010,471

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	8,000	294,800
Beacon Roofing Supply, Inc.*	3,300	83,226
DXP Enterprises, Inc.*	12,500	518,625
H&E Equipment Services, Inc.*	2,900	43,587
Interline Brands, Inc.*	36,028	903,222
Kaman Corp.	9,200	284,648
Lawson Products, Inc.	1,500	13,875
Mills Estruturas e Servicos de Engenharia SA (Brazil)	320,183	4,304,178
MSC Industrial Direct Co., Inc. (Class A Stock)	3,700	242,535

		6,688,696

Transportation Infrastructure — 0.8%
Abertis Infraestructuras SA (Spain)	176,014	2,378,760
Atlantia SpA (Italy)	147,677	1,884,889

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Transportation Infrastructure (continued)
CCR SA (Brazil)	671,012	$5,442,263
China Merchants Holdings International Co. Ltd. (Hong Kong)	865,908	2,649,030
COSCO Pacific Ltd. (Bermuda)	1,806,708	2,478,980
EcoRodovias Infraestructura e Logistica SA (Brazil)	334,294	2,694,658
Fraport AG Frankfurt Airport Services Worldwide (Germany)	58,035	3,124,844
Groupe Eurotunnel SA (France)	547,920	4,453,664
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	54,884	4,284,794
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	3,090,355	2,909,502
Koninklijke Vopak NV (Netherlands)	56,627	3,632,161
Santos Brasil Participacoes SA (Brazil), UTS	106,687	1,585,565
Societa Iniziative Autostradali e Servizi SpA (Italy)	350,366	2,468,272
TNT Express NV (Netherlands)	142,028	1,666,057
Transurban Group (Australia)	1,253,823	7,323,595
Viterra, Inc. (Canada)	122,573	1,944,361

		50,921,395

Water Utilities
American States Water Co.	2,300	91,034
American Water Works Co., Inc.	17,100	586,188

		677,222

Wireless Telecommunication Services — 0.2%
Crown Castle International Corp.*	68,309	4,007,006
MetroPCS Communications, Inc.*	59,700	361,185
SBA Communications Corp. (Class A Stock)*(a)	89,170	5,087,148
United States Cellular Corp.*	3,500	135,170

		9,590,509

TOTAL COMMON STOCKS (cost $590,003,556)		619,146,359

EXCHANGE TRADED FUNDS — 3.5%
iShares Barclays Intermediate Credit Bond Fund	69,800	7,630,536
iShares Dow Jones US Real Estate Index Fund(a)	652,000	41,708,440
iShares iBoxx $ High Yield Corporate Bond Fund(a)	247,400	22,567,828
iShares iBoxx Investment Grade Corporate Bond Fund	175,000	20,590,500
iShares JPMorgan USD Emerging Markets Bond Fund(a)	107,100	12,286,512
iShares MSCI Canada Index Fund	215,700	5,573,688
iShares MSCI EAFE Index Fund	160,000	7,993,600
iShares S&P Global 100 Index Fund	228,921	13,485,736
SPDR Barclays Capital High Yield Bond(a)	524,500	20,696,770
SPDR Dow Jones REIT	263,000	19,170,070
Vanguard MSCI Emerging Markets(a)	1,396,000	55,770,200

TOTAL EXCHANGE TRADED FUNDS (cost $220,103,211)		227,473,880

	Shares	Value (Note 2)

PREFERRED STOCKS — 0.2%
Aerospace & Defense
United Technologies Corp., CVT, 7.500%	11,700	$616,473

Commercial Banks
Wintrust Financial Corp., CVT, 7.500%	2,400	127,800

Commercial Services & Supplies
China Dredging Group Co. Ltd.*(g)	100,000	500,000

Consumer Finance
SLM Corp., 5.629%(c)	900	21,303

Diversified Financial Services
Jack Cooper Holdings Corp., Series B, 5.000%*(g)	225	22,050

Electric Utilities
NextEra Energy, Inc., CVT, 5.599%*	7,725	396,872
PPL Corp., 9.500%	17,225	911,202
PPL Corp., CVT, 8.750%	5,300	283,391

		1,591,465

Farming & Agriculture
Universal Corp., CVT, 6.750%	325	349,862

Independent Power Producers & Energy Traders — 0.1%
Cia Energetica de Sao Paulo (Brazil), (PRFC B)	192,713	3,504,047

Insurance
MetLife, Inc., 5.000%	17,900	1,107,473

Media
Nielsen Holdings NV (Netherlands), CVT, 6.250%*	700	36,006

Metals & Mining
Thompson Creek Metals Co., Inc. (Canada), CVT, 6.500%*	18,175	346,234

Oil, Gas & Consumable Fuels
Energy XXI Bermuda Ltd. (Bermuda), CVT, 5.625%	1,750	585,703
Superior Well Services, Inc., Series A, CVT, 4.000%	154	140,140
Whiting Petroleum Corp., CVT, 6.250%	75	14,226

		740,069

Paper & Forest Products
China Wood, Inc., CVT, 8.000%(g)	20,500	63,476

Savings & Loan — 0.1%
Sovereign Capital Trust IV, CVT, 4.375%	52,048	2,642,087

Software
Authentidate Holding Corp., CVT, 15.000%*(g)	21,700	42,315

TOTAL PREFERRED STOCKS (cost $11,898,756)		11,710,660

	Units
RIGHTS*
Biotechnology
Clinical Data, Inc.	33,609	—

Healthcare Equipment & Supplies
AMA Contingent	27,759	3

TOTAL RIGHTS (cost $0)		3

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

UNAFFILIATED MUTUAL FUNDS — 2.0%
Advent Claymore Convertible Securities and Income Fund	2,835	$43,489
Advent Claymore Enhanced Growth & Income Fund	4,413	41,262
Advent Claymore Global Convertible Securities & Income Fund	53,629	343,762
AQR Multi Strategy Alternative Fund (Institutional Class Shares)	1,048,613	10,192,520
Arbitrage Fund (The) (Retail Shares)	401,515	5,259,848
ASA Gold and Precious Metals Ltd. (Retail Shares)	18,681	416,399
ASG Diversifying Strategies Fund (Class Y Shares)	540,136	5,001,660
BlackRock Core Bond Trust	18,842	272,832
BlackRock Credit Allocation Income Trust III, Inc.	20,738	236,413
BlackRock Diversified Income Strategies Fund, Inc.	8,061	82,545
BlackRock Energy and Resources Trust	265	5,968
BlackRock Enhanced Capital and Income Fund, Inc.	15,436	197,581
BlackRock Enhanced Equity Dividend Trust	202,664	1,467,287
BlackRock Global Opportunities Equity Trust	29,032	384,674
BlackRock Income Opportunity Trust, Inc.	40,313	439,815
Blackrock International Growth and Income Trust	94,112	670,077
BlackRock Resources & Commodities Strategy Trust	28,914	386,291
Calamos Market Neutral Income Fund (Institutional Class Shares)	234,631	2,900,036
CBRE Clarion Global Real Estate Income Fund	85,680	678,586
Clough Global Equity Fund	26,080	315,307
Cohen & Steers Global Income Builder, Inc.	21,946	220,338
Diamond Hill Long-Short Fund (Institutional Class Shares)	232,295	4,044,249
Eaton Vance Enhanced Equity Income Fund	117,999	1,250,789
Eaton Vance Enhanced Equity Income Fund II	124,079	1,317,719
Eaton Vance Global Macro Absolute Return Fund (Institutional Class Shares)	1,711,636	16,756,913
Eaton Vance Risk-Managed Diversified Equity Income Fund	128,052	1,312,533
Eaton Vance Senior Income Trust Fund (Retail Shares)	5,502	38,624
Eaton Vance Tax Managed Global Buy Write-Opportunities Fund	124,849	1,308,418
Eaton Vance Tax-Advantaged Dividend Income Fund	47,372	757,005
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	34,284	617,798
Eaton Vance Tax-Managed Buy-Write Income Fund	63,790	857,338
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	88,192	1,096,227
Eaton Vance Tax-Managed Diversified Equity Income Fund	145,352	1,318,343
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	159,083	1,320,389
First Opportunity Fund, Inc. (Retail Shares)*	11,264	79,749

	Shares	Value (Note 2)

UNAFFILIATED MUTUAL FUNDS (continued)
First Trust Aberdeen Emerging Opportunity Fund	3,874	$74,536
First Trust Enhanced Equity Income Fund	16,062	189,050
Forum Funds - Absolute Strategies Fund (Institutional Class Shares)	859,797	9,612,531
Forward Long/Short Credit Analysis Fund (Institutional Class Shares)	727,550	6,271,480
Gabelli ABC Fund (Advisor Class Shares)	657,671	6,497,787
Gabelli Multimedia Trust, Inc. (Retail Shares)	3,626	25,128
General American Investors Co., Inc. (Retail Shares)	3,132	85,504
Highbridge Statistical Market Neutral Fund (Institutional Class Shares)*	926,457	13,702,304
Highland Long/Short Equity Fund (Class Z Shares)	381,647	4,385,122
Hussman Strategic Growth Fund	830,244	9,539,498
ING Global Advantage and Premium Opportunity Fund	191	2,151
ING Prime Rate Trust	14,177	81,801
ING Risk Managed Natural Resources Fund	434	4,826
Invesco Van Kampen Bond Fund	6,029	130,829
Invesco Van Kampen Dynamic Credit Opportunities Fund	70,935	832,068
John Hancock Hedged Equity & Income Fund	13,968	219,298
Kayne Anderson Midsteam Energy Fund, Inc.	7,661	204,319
Lazard Global Total Return and Income Fund, Inc.	6,649	94,017
LMP Corporate Loan Fund, Inc. (Retail Shares)	2,217	26,671
LMP Real Estate Income Fund, Inc.	8,402	87,381
Madison/Claymore Covered Call & Equity Strategy Fund	35,061	267,515
Merger Fund (The)	286,738	4,521,854
MLP & Strategic Equity Fund, Inc.	549	9,470
Montgomery Street Income Securities, Inc.	9,298	148,954
Morgan Stanley Emerging Markets Fund, Inc. (Retail Shares)*	9,428	131,898
Morgan Stanley Income Securities, Inc.	21,891	399,511
Nuveen Core Equity Alpha Fund	92	1,220
Nuveen Equity Premium Advantage Fund	48,259	580,073
Nuveen Equity Premium and Growth Fund	22,860	292,379
Nuveen Equity Premium Income Fund	54,522	659,716
Nuveen Equity Premium Opportunity Fund	54,924	653,596
Nuveen Quality Preferred Income Fund III	6,878	58,738
Nuveen Tax-Advantaged Total Return Strategy Fund	8,403	84,702
Petroleum & Resources Corp. (Retail Shares)	29,162	698,722
RMR Real Estate Income Fund	1,628	27,090
Royce Focus Trust, Inc.	35,302	221,344
Source Capital, Inc. (Retail Shares)	1,766	86,728
Touchstone Merger Arbitrage Fund (Institutional Class Shares)	444,682	4,709,182
Turner Spectrum Fund	286,282	3,137,651
Wells Fargo Advantage Multi-Sector Income Fund	15,720	239,730

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

UNAFFILIATED MUTUAL FUNDS (continued)
Western Asset Income Fund	14,652	$206,300
Zweig Fund, Inc.	357	4,280

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $132,596,405)		130,839,738

	Units
WARRANTS*
Automobile Manufacturers
Kandi Technologies Corp. (China), expiring 12/23/13(g)	18,044	1,263

Biotechnology
CytRx Corp., expiring 07/27/16	280,000	2,800
Opexa Therapeutics, Inc., expiring 02/11/16(g)	4,848	48
Rosetta Genomics Ltd. (Israel), Series A, expiring 11/30/15(g)	21,875	656
Rosetta Genomics Ltd. (Israel), Series C, expiring 02/23/16(g)	49,012	1,960
RXi Pharmaceuticals Corp., Series A, expiring 03/04/16(g)	14,600	7,154

		12,618

Commercial Banks
Wintrust Financial Corp., expiring 12/19/18	41,843	696,686

Communications Equipment
Spherix, Inc., expiring 01/24/16(g)	20,425	—

Conglomerates
Nautilus Marine Acquisition Corp. (Australia), expiring 07/15/16	96,000	17,280
Trio Merger Corp., expiring 06/19/16.	57,000	39,900

		57,180

Containers & Packaging
CryoPort, Inc., expiring 08/10/15(g)	71,428	2,857
CryoPort, Inc., expiring 02/15/16(g)	113,002	5,650

		8,507

Diversified Financial Services
Jack Cooper Holdings Corp., expiring 12/15/17(g)	200	14,000
Jack Cooper Holdings Corp., expiring 05/06/18.	50	3,500

		17,500

Energy – Alternate Sources
Plug Power, Inc., expiring 05/03/16(g)	12,375	1,732
Syntroleum Corp., expiring 07/05/16(g)	31,646	2,532

		4,264

Food Products
HQ Sustainable Maritime Industries, Inc., expiring 08/10/15(g)	20,761	—

Healthcare Equipment & Supplies
Adventrx Pharmaceuticals, Inc., expiring 11/11/16.	11,250	1,800
InspireMD, Inc., expiring 03/31/16(g)	5,888	294

		2,094

Healthcare Providers & Services
Neostem, Inc., expiring 07/22/16	30,000	—

	Units	Value (Note 2)

WARRANTS* (continued)
Holding Companies – Diversified
Andina Acquisition Corp., expiring 05/10/15	44,550	$11,138
Australia Acquisition Corp., expiring 10/18/15	70,000	5,600
Cazador Acquisition Corp. Ltd. (Cayman Islands), expiring 10/07/20	28,804	4,609
FlatWorld Acquisition Corp. (British Virgin Islands), expiring 09/12/12	24,225	5,451
Hicks Acquisition Co. II, Inc., expiring 07/14/17(g)	75,000	37,500
Italy1 Investment SA (Luxembourg), expiring 01/27/16	60,858	37,353
JWC Acquisition Corp., expiring 11/17/15	118,125	63,788
Lone Oak Acquisition Corp. (Cayman Islands), expiring 03/24/16	28,070	5,614
Prime Acquisition Corp., expiring 03/30/16	51,855	24,600
RLJ Acquisition, Inc., expiring 02/22/16	96,063	28,339
Selway Capital Acquisition Corp., expiring 11/07/16	44,978	15,068
Universal Business Payment Solutions Acquisition Corp., expiring 05/09/17	119,880	21,159

		260,219

Insurance
Lincoln National Corp., expiring 07/10/19	7,496	104,869

Investment Companies
European CleanTech SE (Luxembourg), expiring 10/01/15	57,500	7,277

Manufacturing
Cereplast, Inc., expiring 02/01/16(g)	6,639	—

Metals & Mining
Aurcana Corp. (Canada), expiring 12/08/13(g)	67,730	11,975
Calvista Gold Corp. (Canada), expiring 05/19/13	11,250	221
China Shen Zhou Mining & Resources, Inc., expiring 01/21/14(g)	7,012	210
Energy Fuels, Inc. (Canada), expiring 03/31/15(g)	40,000	393

		12,799

Oil, Gas & Consumable Fuels
Camac Energy, expiring 12/27/15(g)	9,808	294
Green Field Energy Services, Inc., expiring 11/15/21	200	4,200
Pacific Ethanol, Inc., expiring 01/03/14	10,000	600
Pacific Ethanol, Inc., expiring 07/03/17	20,000	2,600

		7,694

Paper & Forest Products
China Wood, Inc., expiring 09/30/15(g)	10,250	3,792

Pharmaceuticals
Access Pharmaceuticals, Inc., expiring 12/15/15(g)	7,353	—
Bionovo, Inc., expiring 02/02/16(g)	4,050	—
IntelliPharmaCeutics International, Inc., Series A, expiring 01/26/16(g)	20,625	14,025
IntelliPharmaCeutics International, Inc., Series B, expiring 01/26/13(g)	20,625	2,888

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Units	Value (Note 2)

WARRANTS* (continued)
Pharmaceuticals (continued)
Pluristem Therapeutics, Inc. (Israel), expiring 07/26/16(g)	17,820	$6,059
Provectus Pharmaceuticals, Inc., Series A, expiring 01/19/16(g)	93,424	1,868
Provectus Pharmaceuticals, Inc., Series C, expiring 01/19/16(g)	65,397	1,308
Repros Therapeutics, Inc., expiring 02/07/16(g)	9,485	59,613
Synergy Pharmaceuticals, expiring 10/19/16	9,000	11,430

		97,191

Software
Authentidate Holding Corp., expiring 04/12/15(g)	108,500	9,765
Authentidate Holding Corp., expiring 04/12/15.	28,644	3,724
Magic Software Enterprises Ltd., expiring 12/23/13(g)	14,136	1,838
SinoHub, Inc., expiring 09/21/13(g)	22,826	—

		15,327

Technology Services
Microvision, Inc., expiring 06/15/17	4,500	3,015

Telecommunications
Orckit Communications Ltd. (Israel), expiring 11/30/15(g)	9,176	—

TOTAL WARRANTS (cost $1,160,909)		1,312,295

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.3%
American Money Management Corp. CDO (Cayman Islands),
Series 2005-5A, Class A1A, 144A
0.703%(c)	08/08/17	Aaa		$268	262,590
Aquilae CLO PLC (Ireland),
Series 2006-1X, Class A
1.754%(c)	01/17/23	Aa1	EUR	189	222,545
ARES CLO Ltd. (Cayman Islands),
Series 2006-6RA, Class A1B, 144A
0.695%(c)	03/12/18	Aaa		404	396,119
Babson CLO Ltd. (Cayman Islands),
Series 2004-2A, Class A2A, 144A
0.787%(c)	11/15/16	Aaa		519	515,094
Canada Capital Auto Receivables Asset Trust (Canada),
Series 2011-1A, Class A2, 144A
2.632%	08/17/14	Aaa	CAD	1,400	1,402,723
Citibank Omni Master Trust,
Series 2009-A14A, Class A14, 144A
2.992%(c)	08/15/18	Aaa		3,000	3,150,364
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.425%(c)	07/25/36	B2		358	303,179
Eurocredit BV CDO (Netherlands),
Series IV-X, Class A1
1.658%(c)	02/22/20	Aaa	EUR	238	293,290

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
First CLO Ltd.,
Series 2004-2X1, Class A2
0.778%(c)	12/14/16	Aaa		$38	$37,447
Galaxy CLO Ltd. (Cayman Islands),
Series 2007-8A, Class A, 144A
0.706%(c)	04/25/19	Aa1		789	745,937
Globaldrive (Netherlands),
Series 2011-AA, Class A
1.131%(c)	04/20/19	Aaa	EUR	812	1,026,624
Harvest CLO SA (Luxembourg),
Series I-X, Class A1
1.587%(c)	03/29/17	Aa1	EUR	147	183,520
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.717%(c)	05/21/21	Aaa		800	755,622
Illinois Student Assistance Commission,
Series 2010-1, Class A1
0.946%(c)	04/25/17	AA+(d)		87	86,603
Jubilee CDO BV (Netherlands),
Series IV-X, Class A
1.443%(c)	10/15/19	Aa1	EUR	720	890,122
Katonah Ltd. (Cayman Islands),
Series 6A, Class A1A, 144A
0.788%(c)	09/20/16	Aaa		285	282,141
Landmark CDO Ltd. (Cayman Islands),
Series 2005-1A, Class A1L, 144A
0.767%(c)	06/01/17	Aaa		986	970,952
LCM LP (Cayman Islands),
Series 5A, Class A1, 144A
0.698%(c)	03/21/19	Aaa		500	478,994
MAGI Funding PLC (Ireland),
Series I-A, Class A
0.929%(c)	04/11/21	Aaa	EUR	929	1,108,458
Magnolia Funding Ltd. (United Kingdom),
Series 2010-1A, Class A1, 144A
3.000%	04/20/17	NR	EUR	164	208,610
Nelnet Student Loan Trust,
Series 2008-4, Class A2
1.166%(c)	07/25/18	Aaa		61	61,397
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.916%(c)	10/26/20	AA+(d)		391	388,130
Pacifica CDO Ltd. (Cayman Islands),
Series 2004-3A, Class A1, 144A
0.858%(c)	05/13/16	Aaa		302	299,094
Series 2004-4X, Class A1L
0.817%(c)	02/15/17	Aaa		204	202,369
Penta CLO SA (Luxembourg),
Series 2007-1X, Class A1
1.166%(c)	06/04/24	Aaa	EUR	581	669,154
Plymouth Rock CLO Ltd., Inc. (Cayman Islands),
Series 2010-1A, Class A, 144A
1.966%(c)	02/16/19	AAA(d)		274	272,752
Sagamore CLO Ltd. (Cayman Islands),
Series 2003-1A, Class A2, 144A
1.007%(c)	10/15/15	Aaa		233	230,885
SLM Student Loan Trust,
Series 2004-5X, Class A5
0.981%(c)	10/25/23	Aaa	EUR	200	233,784
Series 2009-CT, Class 1A, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
2.350%(c)	04/15/39	Aaa		$254	$256,125
Series 2010-C, Class A1, 144A
1.892%(c)	12/15/17	Aaa		89	88,952
South Carolina Student Loan Corp.,
Series 2010-1, Class A1
0.916%(c)	01/25/21	AA+(d)		842	824,984
Symphony CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.707%(c)	05/15/19	Aaa		500	481,450
Wood Street CLO BV (Netherlands),
Series II-A, Class A1
1.347%(c)	03/29/21	Aa1	EUR	189	229,966

TOTAL ASSET-BACKED SECURITIES (cost $18,071,751)					17,559,976

BANK LOANS(c)
Financial Services
Springleaf Financial Corp.,
Initial Loan
5.500%	05/28/17	B3		1,000	939,821

Oil, Gas & Consumable Fuels
Petroleum Export III Ltd.,
Loan
3.989%	04/08/13	NR		501	463,209
Petroleum Export V Ltd.,
Facility B
3.474%	12/07/12	NR		152	140,674

					603,883

Sovereign Issues
Republic of Indonesia,
Advance
1.313%	12/14/19	BB+(d)		207	190,734

TOTAL BANK LOANS (cost $1,827,384)					1,734,438

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A, 144A
5.692%(c)	06/24/50	NR		250	278,798
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2007-3, Class A4
5.661%(c)	06/10/49	Aa3		100	112,977
Series 2007-4, Class A4
5.725%(c)	02/10/51	A+(d)		100	115,112
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%	07/10/46	Aaa		1,159	1,214,864
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA1, 144A
0.472%(c)	10/15/21	Aaa		497	473,561
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40	Aaa		100	109,598
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39	Aaa		1,000	1,098,588
Series 2010-UD1, Class A, 144A
5.932%(c)	12/18/49	Aaa		1,100	1,218,747

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces,
Series 2010-M7, Class FA
0.845%(c)	11/25/20	Aaa	$1,189	$1,183,183
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	Aaa	800	874,274
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A2, 144A
1.260%(c)	03/06/20	Aaa	250	246,612
Series 2010-C1, Class A2, 144A
4.592%	08/10/43	Aaa	1,200	1,334,072
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	AAA(d)	1,200	1,309,356
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.779%(c)	07/09/21	Aaa	327	319,769
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.203%(c)	12/16/49	Aaa	100	113,634
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	AAA(d)	600	653,398
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	Aaa	100	106,819
Series 2006-WL7A, Class A1, 144A
0.332%(c)	09/15/21	Aaa	345	333,700
Series 2007-C32, Class A2
5.922%(c)	06/15/49	Aaa	856	880,293

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,451,591)				11,977,355

CONVERTIBLE BONDS — 2.5%
Aerospace & Defense — 0.1%
AAR Corp.,
Sr. Unsec’d. Notes
1.750%	02/01/26	B+(d)	235	232,062
L-3 Communications Holdings, Inc.,
Gtd. Notes
3.000%	08/01/35	Ba1	800	780,000
Textron, Inc.,
Sr. Unsec’d. Notes
4.500%	05/01/13	Baa3	875	1,682,188

				2,694,250

Agriculture
Alliance One International, Inc.,
Sr. Sub. Notes
5.500%	07/15/14	Caa1	850	812,812
Vector Group Ltd.,
Sr. Unsec’d. Notes
3.750%(c)	11/15/14	NR	1,000	1,261,250

				2,074,062

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Airlines
Lufthansa Malta Blues LP (Malta),
Gtd. Notes, 144A
0.750%	04/05/17	Ba1	EUR	350	$465,759

Auto Parts & Equipment
TRW Automotive, Inc.,
Gtd. Notes
3.500%	12/01/15	Ba2		$700	1,020,880

Automobile Manufacturers
Navistar International Corp.,
Sr. Sub. Notes
3.000%	10/15/14	CCC+(d)		1,125	1,049,062

Beverages
Central European Distribution Corp.,
Sr. Unsec’d. Notes
3.000%	03/15/13	CCC-(d)		395	341,675

Biotechnology — 0.1%
Amylin Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/14	NR		400	407,500
Enzon Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/13	NR		450	455,625
Medicines Co. (The),
Sr. Unsec’d. Notes, 144A
1.375%	06/01/17	NR		100	102,125
PDL BioPharma, Inc.,
Sr. Unsec’d. Notes
2.875%	02/15/15	NR		475	549,575
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes, 144A
1.875%	10/01/16	NR		1,850	2,798,125

					4,312,950

Building Products
Cemex SAB de CV (Mexico),
Sub. Notes
3.250%	03/15/16	NR		100	84,875

Capital Markets
Ares Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	06/01/16	BBB(d)		300	297,375
5.750%	02/01/16	BBB(d)		825	839,438

					1,136,813

Chemicals
ShengdaTech, Inc.,
Sr. Notes, 144A(i)
6.500%	12/15/15(g)	NR		100	5,000

Commercial Services & Supplies — 0.1%
CBIZ, Inc.,
Sr. Sub. Notes, 144A
4.875%	10/01/15	NR		250	256,562
Cenveo Corp.,
Gtd. Notes, 144A
7.000%	05/15/17(g)	NR		275	226,875
Coinstar, Inc.,
Sr. Unsec’d. Notes
4.000%	09/01/14	BB-(d)		1,000	1,790,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Commercial Services & Supplies (continued)
PHH Corp.,
Sr. Unsec’d. Notes
6.000%	06/15/17	Ba2	$150	$240,562

				2,513,999

Communications Equipment
Ciena Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/15/15	NR	2,025	2,262,938

Computers & Peripherals
3D Systems Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	12/15/16	NR	1,200	1,933,500

Construction & Engineering
Trex Co., Inc.,
Sr. Sub. Notes
6.000%	07/01/12	NR	800	1,105,120

Consumer Finance
DFC Global Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	04/15/17	B+(d)	100	107,625

Diversified Consumer Services
Regis Corp.,
Sr. Unsec’d. Notes
5.000%	07/15/14	NR	1,000	1,291,250
Sotheby’s,
Gtd. Notes
3.125%	06/15/13	Ba3	525	608,344

				1,899,594

Diversified Financial Services
BGC Partners, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	07/15/16	BBB-(d)	600	558,000
MF Global Holdings Ltd.,
Sr. Unsec’d. Notes(i)
3.375%	08/01/18	NR	375	152,812
Penson Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	06/01/14	NR	1,140	102,600

				813,412

Electrical Equipment
General Cable Corp.,
Sub. Notes
4.500%	11/15/29	B2	2,075	2,020,531

Electronic Equipment, Instruments & Components
TTM Technologies, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/15	BB-(d)	1,000	995,000
Vishay Intertechnology, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	11/15/40	BB+(d)	1,025	848,188

				1,843,188

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Energy – Alternate Sources
LDK Solar Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes
4.750%	04/15/13	NR	$175	$117,688

Energy Equipment & Services
Exterran Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	06/15/14	B+(d)	500	483,125

Entertainment & Leisure
SouthPeak Interactive Corp.,
24.000%	12/31/12(g)	NR	500	146,315

Food Products
Chiquita Brands International, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/16	B-(d)	500	361,875
Nash Finch Co.,
Sr. Sub. Notes
1.631%	03/15/35	B3	875	407,969
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
4.000%	06/30/13	NR	1,325	1,474,062

				2,243,906

Healthcare Equipment & Services
Affymetrix, Inc.,
Sr. Unsec’d. Notes
4.000%	07/01/19	NR	325	325,000

Healthcare Equipment & Supplies
China Medical Technologies, Inc. (Cayman Islands),
Sr. Unsec’d. Notes, 144A(i)
6.250%	12/15/16	NR	450	117,000

Healthcare Providers & Services
Omnicare, Inc.,
Gtd. Notes
3.750%	12/15/25	Ba3	250	328,438

Hotels, Restaurants & Leisure — 0.1%
Gaylord Entertainment Co.,
Gtd. Notes, 144A
3.750%	10/01/14	NR	2,025	3,019,781
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	B3	1,000	1,013,750

				4,033,531

Household Durables — 0.2%
D.R. Horton, Inc.,
Gtd. Notes
2.000%	05/15/14	Ba3	3,225	4,797,188
Lennar Corp.,
Gtd. Notes, 144A
2.750%	12/15/20	B3	3,475	5,355,844
3.250%	11/15/21	B3	975	1,468,594

				11,621,626

Insurance — 0.1%
American Equity Investment Life Holding Co.,
Sr. Unsec’d. Notes, 144A
3.500%	09/15/15	NR	550	599,500
5.250%	12/06/29	NR	340	437,325

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Insurance (continued)
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
7.000%	12/30/16	NR	$465	$725,981
7.000%	12/30/16	NR	381	594,836
7.000%	12/30/16	B2	364	568,295
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.000%	05/01/17	CCC(d)	1,000	678,750
National Financial Partners Corp.,
Sr. Unsec’d. Notes
4.000%	06/15/17	NR	775	950,344
Radian Group, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/17	CCC(d)	400	235,000
Stewart Information Services Corp.,
Gtd. Notes
6.000%	10/15/14	NR	625	835,938

				5,625,969

Internet & Catalog Retail — 0.1%
priceline.com, Inc.,
Sr. Unsec’d. Notes, 144A
1.000%	03/15/18	BBB(d)	175	184,406
1.250%	03/15/15	BBB(d)	1,625	3,613,594

				3,798,000

Internet Software & Services — 0.1%
Equinix, Inc.,
Sub. Notes
4.750%	06/15/16	B(d)	2,325	5,100,469
VeriSign, Inc.,
Jr. Sub. Notes
3.250%	08/15/37	NR	2,350	3,272,375

				8,372,844

Investment Companies
Kohlberg Capital Corp.,
Sr. Unsec’d. Notes
8.750%	03/15/16	NR	375	381,956

IT Services — 0.1%
Alliance Data Systems Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/14	NR	1,500	4,305,000
Convergys Corp.,
Debs.
5.750%	09/15/29	BB-(d)	950	1,432,125

				5,737,125

Machinery — 0.2%
Chart Industries, Inc.,
Sr. Sub. Notes
2.000%	08/01/18	B+(d)	1,950	2,400,938
Meritor, Inc.,
Gtd. Notes
4.625%	03/01/26	B-(d)	500	434,375
Terex Corp.,
Sr. Sub. Notes
4.000%	06/01/15	Caa1	1,200	1,593,000

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Machinery (continued)
Titan International, Inc.,
Gtd. Notes, 144A
5.625%	01/15/17	B+(d)	$2,400	$6,339,000

				10,767,313

Marine
Genco Shipping & Trading Ltd. (Marshall Islands),
Sr. Unsec’d. Notes
5.000%	08/15/15	NR	300	130,125

Media — 0.1%
Virgin Media, Inc.,
Sr. Unsec’d. Notes
6.500%	11/15/16	B+(d)	1,100	1,644,500
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.000%	12/01/14	BB(d)	2,850	3,712,125

				5,356,625

Metals & Mining — 0.1%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/14	Baa3	775	1,159,594
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/14	BBB-(d)	1,100	1,271,875
AM Castle & Co.,
Sr. Unsec’d. Notes, 144A
7.000%	12/15/17(g)	NR	100	127,900
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.000%	05/15/14	Baa3	1,000	1,025,000
Jaguar Mining, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	03/31/16	NR	500	234,750
Northgate Minerals Corp. (Canada),
Sr. Unsec’d. Notes
3.500%	10/01/16	NR	625	677,344
Patriot Coal Corp.,
Sr. Unsec’d. Notes
3.250%	05/31/13	NR	1,375	371,250
Royal Gold, Inc.,
Sr. Unsec’d. Notes
2.875%	06/15/19	NR	100	104,750
RTI International Metals, Inc.,
Gtd. Notes
3.000%	12/01/15	NR	1,175	1,192,625
Sterlite Industries India Ltd. (India),
Sr. Unsec’d. Notes
4.000%	10/30/14	NR	1,000	900,000
United States Steel Corp.,
Sr. Unsec’d. Notes
4.000%	05/15/14	B1	1,875	1,898,438

				8,963,526

Multiline Retail
Saks, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	12/01/13	NR	200	400,750

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/12	NR	$500	$497,500
Green Plains Renewable Energy, Inc.,
Sr. Unsec’d. Notes
5.750%	11/01/15	NR	525	456,750
PetroBakken Energy Ltd. (Canada),
Sr. Unsec’d. Notes
3.125%	02/08/16	NR	300	295,500
Petrominerales Ltd. (Canada),
Gtd. Notes
3.250%	06/12/17	NR	400	365,320
Sr. Unsec’d. Notes
2.625%	08/25/16	NR	300	286,050
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.875%	01/15/38	BBB-(d)	300	443,250
Polarcus Ltd. (Cayman Islands),
Sr. Sec’d. Notes, MTN
2.875%	04/27/16	NR	100	83,900
Western Refining, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/14	CCC+(d)	2,775	6,014,812

				8,443,082

Pharmaceuticals
MannKind Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/15	NR	380	185,725
Viropharma, Inc.,
Sr. Unsec’d. Notes
2.000%	03/15/17	NR	450	637,875

				823,600

Professional Services
FTI Consulting, Inc.,
Gtd. Notes
3.750%	07/15/12	B1	136	136,000

Real Estate
AV Homes, Inc.,
Sr. Unsec’d. Notes
7.500%	02/15/16	NR	600	599,250
Prologis LP,
Gtd. Notes
3.250%	03/15/15	BBB-(d)	125	137,344

				736,594

Real Estate Investment Trusts — 0.3%
Annaly Capital Management, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/15	NR	400	394,500
BioMed Realty LP,
Gtd. Notes, 144A
3.750%	01/15/30	NR	1,689	1,965,574
Boston Properties LP,
Sr. Unsec’d. Notes
3.750%	05/15/36	A-(d)	807	921,998

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Real Estate Investment Trusts (continued)
DDR Corp.,
Sr. Unsec’d. Notes
1.750%	11/15/40	NR	$3,675	$3,936,844
Host Hotels & Resorts LP,
Gtd. Notes, 144A
2.500%	10/15/29	BB+(d)	3,956	5,127,965
Kilroy Realty LP,
Gtd. Notes, 144A
4.250%	11/15/14	NR	1,075	1,492,906
Lexington Realty Trust,
Gtd. Notes, 144A
6.000%	01/15/30	NR	500	653,750
NorthStar Realty Finance LP,
Gtd. Notes, 144A
7.500%	03/15/31	NR	300	296,460
SL Green Operating Partnership LP,
Gtd. Notes, 144A
3.000%	10/15/17	NR	1,875	2,146,875

				16,936,872

Retail & Merchandising — 0.1%
Charming Shoppes, Inc.,
Gtd. Notes
1.125%	05/01/14	B-(d)	675	673,312
Group 1 Automotive, Inc.,
Sr. Notes
3.000%	03/15/20	B+(d)	250	349,648
Liz Claiborne, Inc.,
Sr. Notes, 144A
6.000%	06/15/14	CCC+(d)	775	2,357,938

				3,380,898

Road & Rail — 0.1%
Avis Budget Group, Inc.,
Sr. Notes
3.500%	10/01/14	NR	945	1,178,888
Hertz Global Holdings, Inc.,
Sr. Unsec’d. Notes
5.250%	06/01/14	B-(d)	4,700	7,807,875

				8,986,763

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.,
Jr. Sub. Notes
2.950%	12/15/35	A-(d)	675	763,594
Microchip Technology, Inc.,
Jr. Sub. Notes
2.125%	12/15/37	NR	2,925	3,648,938
Rambus, Inc.,
Sr. Unsec’d. Notes
5.000%	06/15/14	NR	750	741,562
Xilinx, Inc.,
Jr. Sub. Notes
3.125%	03/15/37	BBB-(d)	1,650	1,967,625

				7,121,719

Software — 0.1%
Salesforce.com, Inc.,
Sr. Unsec’d. Notes
0.750%	01/15/15	NR	3,975	6,797,250

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Software (continued)
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
4.375%	06/01/14	NR	$850	$981,750
Sr. Unsec’d. Notes, 144A
1.750%	12/01/16	NR	200	175,000

				7,954,000

Specialty Retail — 0.1%
Sonic Automotive, Inc.,
Sr. Unsec’d. Notes
5.000%	10/01/29	B+(d)	3,330	4,337,325

Telecommunications — 0.1%
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
6.500%	10/01/16	CCC(d)	2,425	3,385,906
15.000%	01/15/13	CCC(d)	625	692,969

				4,078,875

Thrifts & Mortgage Finance
China Linen,
Notes
10.000%	11/02/12(g)	NR	200	267,119

Trading Companies & Distributors — 0.1%
Kaman Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	11/15/17	NR	750	837,735
Titan Machinery, Inc.,
Sr. Unsec’d. Notes, 144A
3.750%	05/01/19	NR	725	721,375
United Rentals, Inc.,
Sr. Unsec’d. Notes
4.000%	11/15/15	NR	700	2,181,375

				3,740,485

Transportation
Ultrapetrol Bahamas Ltd. (Bahamas),
Sr. Unsec’d. Notes, 144A
7.250%	01/15/17	NR	100	60,000

Wireless Telecommunication Services
Powerwave Technologies, Inc.,
Sr. Sub. Notes, 144A
2.750%	07/15/41(g)	NR	500	133,884

TOTAL CONVERTIBLE BONDS (cost $155,029,195)				163,773,311

CORPORATE BONDS — 4.5%
Agriculture
Vector Group Ltd.,
Sr. Sec’d. Notes
11.000%	08/15/15	B1	175	182,000

Airlines
Continental Airlines UAL,
Notes
6.860%	04/22/14	NR	299	301,326

Auto Parts & Equipment
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17	B3	450	468,000

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Automobile Manufacturers
Hyundai Motor Manufacturing Czech SRO (Czech Republic),
Gtd. Notes
4.500%	04/15/15	Baa2		$400	$420,567

Building & Construction — 0.1%
Corp. GEO SAB de CV (Mexico),
Gtd. Notes
8.875%	09/25/14(g)	Ba3		500	517,500
Gtd. Notes, 144A
8.875%	09/25/14	Ba3		200	207,000
9.250%	06/30/20	Ba3		200	208,000
Desarrolladora Homex SAB de CV (Mexico),
Gtd. Notes, 144A
9.500%	12/11/19	Ba3		775	806,000
Hanson Australia Funding Ltd. (Australia),
Gtd. Notes
5.250%	03/15/13	Ba2		600	613,500
Urbi Desarrollos Urbanos SAB de CV (Mexico),
Gtd. Notes
8.500%	04/19/16	Ba3		200	202,000

					2,554,000

Chemicals
Braskem Finance Ltd. (Cayman Islands),
Gtd. Notes
7.000%	05/07/20(g)	Baa3		200	218,560
Gtd. Notes, 144A
5.750%	04/15/21	Baa3		650	667,875
7.000%	05/07/20	Baa3		300	327,840

					1,214,275

Commercial Banks — 0.8%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes
3.200%	11/03/14	Aaa		851	888,112
Gov’t. Liquid Gtd. Notes, 144A
3.200%	11/03/14	Aaa		244	254,524
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.500%	01/22/15	Baa1		1,250	1,321,875
4.500%	01/20/16	Baa2	EUR	800	1,049,760
6.000%	01/22/20	Baa1		400	452,000
Banco do Nordeste do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.375%	05/03/19(g)	Baa2		230	228,628
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes
4.625%	02/13/17	Baa1		200	197,000
Sr. Unsec’d. Notes, 144A
4.250%	01/14/16	Baa1		600	592,500
4.500%	04/06/15	Baa1		300	300,000
4.625%	02/13/17	Baa1		300	295,500
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.568%(c)	03/18/14	Baa1		800	769,925
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	09/22/15	Aa3		500	500,084

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.250%	02/11/16	Baa1		$400	$409,305
Bank of Montreal (Canada),
Covered Bonds, 144A
2.850%	06/09/15	Aaa		1,000	1,058,240
Banque Centrale de Tunisie SA (Tunisia),
Sr. Unsec’d. Notes
3.280%	08/09/27	BB(d)	JPY	100,000	1,004,131
Barclays Bank PLC (United Kingdom),
Covered Bonds, MTN
3.625%	04/13/16	Aaa	EUR	1,000	1,359,957
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes
4.500%	03/10/16	A2		500	502,500
Sr. Unsec’d. Notes, 144A
4.500%	03/10/16	A1		550	552,750
Sub. Notes, 144A
6.500%	03/10/21	A2		725	732,250
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.216%(c)	02/07/14	Aa3		1,400	1,383,753
CIT Group, Inc.,
Gtd. Notes, 144A
7.000%	05/02/16	B2		1,425	1,428,562
7.000%	05/02/17	B2		106	105,773
Depfa ACS Bank (Ireland),
Covered Bonds
3.875%	07/15/13	Aa3	EUR	1,100	1,407,783
4.375%	01/15/15	Aa3	EUR	1,100	1,432,418
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17	A1		2,100	2,123,980
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes, MTN
2.875%	11/16/16	Ba1	CHF	200	191,013
Eurofima (Switzerland),
Sr. Unsec’d. Notes, MTN
6.250%	12/28/18	Aaa	AUD	800	884,753
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.750%	11/25/16	Baa2		800	792,816
Intesa Sanpaolo SpA (Italy),
Certificate of Deposit
2.375%	12/21/12	A2		500	487,604
Notes, 144A
2.867%(c)	02/24/14	A2		1,100	1,032,920
Korea Exchange Bank (South Korea),
Sr. Unsec’d. Notes
4.875%	01/14/16	A2		300	319,466
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
2.000%	11/30/15	Aaa	EUR	1,900	2,497,586
2.750%	09/07/15	Aaa	GBP	1,100	1,811,552
6.000%	08/20/20	Aaa	AUD	2,400	2,722,680
6.250%	05/19/21	Aaa	AUD	900	1,043,503
Landwirtschaftliche Rentenbank (Germany),
Sr. Unsec’d. Notes, MTN
5.500%	03/09/20	Aaa	AUD	1,000	1,083,323

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17	Aa3		$2,100	$2,116,675
Russian Agricultural Bank OJSC Via RSHB Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
5.298%	12/27/17(g)	Baa1		950	962,872
6.299%	05/15/17	Baa1		2,500	2,643,750
Sberbank of Russia Via SB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
5.400%	03/24/17	A3		800	828,976
5.499%	07/07/15	A3		2,800	2,926,000
5.717%	06/16/21	A3		2,500	2,549,825
6.125%	02/07/22	A3		250	262,188
Sr. Unsec’d. Notes, 144A
6.125%	02/07/22	A3		600	624,960
Shinhan Bank (South Korea),
Sr. Unsec’d. Notes
4.375%	09/15/15	A1		300	316,541
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.966%(c)	04/20/16	Ba1		1,300	1,199,250
Vnesheconombank Via VEB Finance PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.800%	11/22/25	Baa1		500	525,000

					48,174,563

Commercial Services & Supplies — 0.1%
Cenveo Corp.,
Gtd. Notes
7.875%	12/01/13	Caa2		875	872,812
Speedy Cash, Inc.,
Sr. Sec’d. Notes, 144A
10.750%	05/15/18	B3		1,275	1,316,438

					2,189,250

Distribution/Wholesale
Baker & Taylor, Inc.,
Sec’d. Notes, 144A
11.500%	07/01/13	B3		375	216,562

Diversified Financial Services — 0.6%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22	Aaa	AUD	1,100	1,210,613
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland),
Gtd. Notes
8.700%	08/07/18	Baa1		2,200	2,742,300
AngloGold Ashanti Holdings PLC (United Kingdom),
Gtd. Notes
6.500%	04/15/40	Baa1		100	97,394
Axiata SPV1 Labuan Ltd. (Malaysia),
Gtd. Notes
5.375%	04/28/20	Baa2		700	760,169
Bank of America Corp.,
Sr. Unsec’d. Notes
6.500%	08/01/16	Baa2		600	658,880
BM&FBovespa SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.500%	07/16/20	Baa1		50	53,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BPA Laboratories, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	04/01/17(g)	NR		$625	$600,000
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
1.216%(c)	07/21/14	Aaa		1,400	1,365,670
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
6.125%	01/23/17	Aaa	AUD	500	545,907
6.250%	04/15/15	Aaa	AUD	500	539,452
Fibria Overseas Finance Ltd. (Cayman Islands),
Gtd. Notes, 144A
7.500%	05/04/20	Ba1		400	414,000
Gazprom OAO Via White Nights Finance BV (Netherlands),
Sr. Unsec’d. Notes
10.500%	03/08/14	Baa1		2,000	2,247,600
German Postal Pensions Securitisation PLC (Ireland),
Gov’t. Gtd. Notes
3.375%	01/18/16	Aaa	EUR	1,500	2,031,194
HSBC Finance Corp.,
Sr. Sub. Notes
6.676%	01/15/21	Baa1		200	216,543
Sr. Unsec’d. Notes
0.816%(c)	07/19/12	A3		500	500,126
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes
6.000%	05/05/15	Baa2		300	326,354
Sr. Unsec’d. Notes, 144A
4.375%	07/27/16	Baa2		1,250	1,313,720
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3		275	292,188
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14	Ba3		300	316,500
6.750%	09/01/16	Ba3		300	322,500
IPIC GMTN Ltd. (Cayman Islands),
Gtd. Notes, 144A
3.125%	11/15/15	Aa3		250	257,812
5.000%	11/15/20	Aa3		900	960,750
Jack Cooper Holdings Corp.,
Sr. Sec’d. Notes, 144A
13.750%	12/15/15	NR		825	812,625
Jasper Explorer Ltd. (Cyprus),
Sr. Sec’d. Notes
13.500%	05/27/16	NR		700	577,814
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.900%(c)	04/29/49	Baa1		800	877,032
Kazakhstan Temir Zholy Finance BV (Netherlands),
Gtd. Notes, 144A
6.375%	10/06/20	Baa3		600	660,000
Macquarie Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.100%	12/17/13(g)	Aaa		2,300	2,415,932
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
0.973%(c)	05/30/14	A2	EUR	100	120,591
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
0.980%(c)	01/31/14	A2	EUR	2,800	$3,407,418
1.187%(c)	07/22/14	Baa2	EUR	500	601,850
6.050%	08/15/12	Baa1		$1,600	1,608,800
Morgan Stanley,
Sr. Unsec’d. Notes
1.446%(c)	04/29/13	A2		100	98,611
Sr. Unsec’d. Notes, MTN
0.975%(c)	11/29/13	A2	EUR	1,500	1,829,233
1.177%(c)	01/16/17	A2	EUR	100	108,626
Odebrecht Drilling Norbe VIII/IX Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.350%	06/30/21	Baa3		1,568	1,642,480
RZD Capital Ltd. (Ireland),
Sr. Unsec’d. Notes, MTN
5.739%	04/03/17	Baa1		4,100	4,376,463
TMX Finance LLC/TitleMax Finance Corp.,
Sr. Sec’d. Notes
13.250%	07/15/15	B2		425	469,625
13.250%	07/15/15	B2		425	469,625
Waha Aerospace BV (Netherlands),
Local Gov’t. Gtd. Notes
3.925%	07/28/20	Aa2		1,105	1,151,425
Local Gov’t. Gtd. Notes, 144A
3.925%	07/28/20	Aa2		595	619,998

					39,620,820

Diversified Operations
Noble Group Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	01/29/20	Baa3		150	144,750

Electric Utilities — 0.2%
AES Andres Dominicana Ltd./Itabo Dominicana Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
9.500%	11/12/20	B(d)		1,050	1,081,500
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes
6.875%	07/30/19	BBB(d)		400	465,520
Sr. Unsec’d. Notes, 144A
6.875%	07/30/19	BBB(d)		1,200	1,396,560
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	05/26/21	Baa1		1,000	1,080,000
5.750%	02/14/42	Baa1		200	210,000
E.Cl SA (Chile),
Sr. Unsec’d. Notes, 144A
5.625%	01/15/21	BBB-(d)		400	433,636
Enersis SA (Cayman Islands),
Sr. Unsec’d. Notes
7.375%	01/15/14	Baa2		550	588,627
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
7.250%	01/15/19	Baa3		500	511,197
Korea Electric Power Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	10/05/15	A1		400	407,364
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes
6.250%	06/17/14	A1		600	645,373

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.250%	06/28/17	Ba1		$100	$113,500
7.750%	10/17/16	Ba1		100	114,250
8.000%	08/07/19	Baa3		2,000	2,400,000
Gtd. Notes, 144A
7.250%	06/28/17	Ba1		1,000	1,135,000
7.750%	10/17/16	Ba1		100	114,250
7.750%	01/20/20	Ba1		200	238,500
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20	Ba1		600	653,610

					11,588,887

Electronic Equipment, Instruments & Components
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes
3.507%(c)	10/15/13	B3	EUR	261	328,812

Entertainment & Leisure
Pegasus Solutions, Inc.,
Sr. Sec’d. Notes, PIK, 144A
13.000%	04/15/14	NR		419	355,847

Environmental Control
Heckmann Corp.,
Gtd. Notes, 144A
9.875%	04/15/18	Caa1		450	427,500

Financial – Bank & Trust — 0.9%
Abbey National Treasury Services PLC (United Kingdom),
Covered Bonds
3.125%	06/30/15	Aaa	EUR	3,100	4,052,714
Covered Bonds, MTN
3.625%	10/05/18	Aaa	EUR	800	1,071,172
Ally Financial, Inc.,
Gtd. Notes
3.868%(c)	06/20/14	B1		1,100	1,089,528
6.875%	08/28/12	B1		1,300	1,306,500
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22	Aa3		500	512,018
4.125%	10/07/20	Aa3		300	314,207
Bank of Scotland PLC (United Kingdom),
Covered Bonds, MTN
4.375%	07/13/16	Aaa	EUR	100	138,357
BNP Paribas Home Loan SA (France),
Covered Bonds, 144A
2.200%	11/02/15	Aaa		2,000	2,002,872
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13	Aa3		1,500	1,482,864
Cie de Financement Foncier (France),
Covered Bonds, 144A
1.625%	07/23/12	Aaa		1,600	1,600,322
2.125%	04/22/13	Aaa		1,600	1,609,210
2.500%	09/16/15	Aaa		900	903,177
Citigroup, Inc.,
Sr. Unsec’d. Notes
0.746%(c)	11/05/14	A3		1,800	1,721,192
5.500%	10/15/14	A3		400	423,508

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date		Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Sr. Unsec’d. Notes, MTN
0.893%(c)	02/09/16		A3	EUR	200	$232,834
7.375%	06/16/14		A3	EUR	600	828,567
Sub. Notes
0.738%(c)	06/09/16		Baa1		$700	606,358
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
3.875%	02/08/22		Aa2		1,000	1,018,041
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49		A2		400	503,200
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.867%(c)	03/05/13		Aa1		300	294,516
0.946%(c)	04/29/14		Aa1		2,900	2,763,671
2.000%	03/05/13		Aa1		1,000	995,568
2.750%	01/10/14		Aa1		4,700	4,647,355
2.750%	04/29/14		Aa1		3,400	3,317,856
DnB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16		Aaa		1,200	1,221,751
Covered Bonds, MTN
2.375%	07/20/16		Aaa	EUR	100	130,232
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.274%(c)	03/21/15	(g)	A1		1,000	997,358
5.125%	06/29/20		A1		500	557,637
HBOS Capital Funding LP (United Kingdom),
Ltd. Gtd. Notes
6.461%(c)	11/29/49		BB(d)	GBP	100	97,461
ING Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.170%(c)	06/24/14		AAA(d)	AUD	1,200	1,237,184
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16		Aaa		1,100	1,110,299
Unsec’d. Notes, 144A
3.750%	03/07/17		A2		2,800	2,786,865
Investec Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
5.000%	02/27/14		Aaa	AUD	700	733,096
Lloyds TSB Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49		Ba1		200	209,208
National Australia Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.969%(c)	07/08/14		Aaa		2,000	2,017,154
NIBC Bank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
2.800%	12/02/14		Aaa		1,500	1,556,252
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes, 144A
6.990%(c)	10/29/49		Ba3		400	308,000
Royal Bank of Scotland PLC (The) (United Kingdom),
Covered Bonds, MTN
2.750%	08/18/14		Aaa	EUR	900	1,157,478
Gtd. Notes
2.887%(c)	08/23/13		A2		1,300	1,306,492
Sub. Notes
4.960%(c)	10/27/14		Ba1	AUD	1,000	906,247

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.011%(c)	09/30/13	Aaa		$600	$596,498
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.500%	07/27/15	Baa2		1,500	1,522,057
Suncorp-Metway Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, MTN
4.000%	01/16/14	Aaa	GBP	700	1,148,377
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.658%(c)	12/14/12	Aaa		3,100	3,101,091
3.585%	08/14/14	Aaa		400	421,808
WM Covered Bond Program,
Covered Bonds, MTN
4.375%	09/16/14	A+(d)	EUR	1,800	2,389,658

					58,947,810

Financial Services — 0.2%
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A
9.125%	12/01/16	B2		200	125,500
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
7.500%	08/01/12	Ba1		1,100	1,104,337
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
0.468%(c)	09/20/13	Aa2		1,300	1,282,028
Interoceanica IV Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.090%(s)	11/30/18	Baa3		221	182,278
Interoceanica V Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
8.991%(s)	05/15/30	NR		400	156,941
LBG Capital No. 1 PLC (United Kingdom),
Bank Gtd. Notes
11.040%	03/19/20	Ba3	GBP	800	1,252,917
Bank Gtd. Notes, 144A
8.500%(c)	12/29/49	BB-(d)		300	276,450
LBG Capital No. 2 PLC (United Kingdom),
Bank Gtd. Notes
7.625%	12/09/19	Ba2	GBP	600	798,735
Peru Enhanced Pass-Through Finance Ltd. (Cayman Islands),
Pass-Through Certificates, 144A
6.129%(s)	05/31/18	Baa3		323	285,960
TNK-BP Finance SA (Luxembourg),
Gtd. Notes
6.625%	03/20/17	Baa2		1,100	1,194,930
7.250%	02/02/20	Baa2		700	786,184
7.500%	07/18/16	Baa2		400	444,520
7.875%	03/13/18	Baa2		2,800	3,202,500

					11,093,280

Healthcare Products
Boston Scientific Corp.,
Sr. Unsec’d. Notes
5.450%	06/15/14	Ba1		500	535,847

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Products (continued)
Merge Healthcare, Inc.,
Sr. Sec’d. Notes
11.750%	05/01/15	B2		$255	$263,288

					799,135

Healthcare Providers & Services
Adcare Health Systems,
Sub. Notes
10.000%	10/26/13(g)	NR		200	198,289
Oncology, Inc., Escrow,
Notes*
Zero	08/15/17	NR		621	—
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	Caa1		962	963,202

					1,161,491

Hotels, Restaurants & Leisure
Mandalay Resort Group,
Gtd. Notes
7.625%	07/15/13	Caa1		900	922,500
MGM Resorts International,
Gtd. Notes
6.750%	04/01/13	B3		625	639,844

					1,562,344

Independent Power Producers & Energy Traders
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
5.500%	11/22/21	Baa3		200	209,000

Insurance — 0.1%
American International Group, Inc.,
Jr. Sub. Notes
8.625%(c)	05/22/68	Baa2	GBP	550	864,829
Sr. Unsec’d. Notes, 144A
6.765%	11/15/17	Baa1	GBP	476	806,265
ING Capital Funding Trust III,
Bank Gtd. Notes
4.061%(c)	12/29/49	B1		475	394,855

					2,065,949

Investment Companies
Offshore Group Investments Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15	B3		1,105	1,198,925

IT Services
Computer Sciences Corp.,
Sr. Unsec’d. Notes
5.000%	02/15/13	Baa1		525	538,125

Machinery
Chloe Marine Corp. Ltd. (Bermuda),
Sec’d. Notes
12.000%	12/28/16	NR		200	208,000
Tempel Steel Co.,
Sr. Sec’d. Notes, 144A
12.000%	08/15/16	B3		700	680,750

					888,750

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/13	Ca	$350	$346,938
Columbus International, Inc. (Barbados),
Sr. Sec’d. Notes, 144A
11.500%	11/20/14	B2	350	372,764
MediMedia USA, Inc.,
Sr. Sub. Notes, 144A
11.375%	11/15/14	Caa2	300	270,000

				989,702

Metals & Mining — 0.2%
Adaro Indonesia PT (Indonesia),
Gtd. Notes
7.625%	10/22/19	Ba1	450	477,000
ALROSA Finance SA (Luxembourg),
Gtd. Notes, 144A
7.750%	11/03/20	Ba3	900	942,543
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
5.625%	09/21/35	A1	600	701,632
CSN Islands IX Corp. (Cayman Islands),
Sr. Unsec’d. Notes
10.000%	01/15/15	Ba1	350	403,375
CSN Islands XI Corp. (Cayman Islands),
Gtd. Notes, 144A
6.875%	09/21/19	Ba1	810	882,900
Sr. Unsec’d. Notes
6.875%	09/21/19(g)	Ba1	1,800	1,962,000
Gerdau Holdings, Inc.,
Gtd. Notes, 144A
7.000%	01/20/20	BBB-(d)	300	334,500
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.875%	10/07/20	Baa3	900	857,562
GTL Trade Finance, Inc. (British Virgin Islands),
Gtd. Notes, 144A
7.250%	10/20/17	BBB-(d)	1,050	1,170,750
Indo Energy Finance BV (Netherlands),
Gtd. Notes, 144A
7.000%	05/07/18	B1	500	483,750
Mongolian Mining Corp. (Cayman Islands),
Gtd. Notes, 144A
8.875%	03/29/17	B1	1,600	1,600,000
Severstal OAO Via Steel Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.700%	10/25/17	Ba3	300	302,718
Sr. Unsec’d. Notes, 144A
6.700%	10/25/17	Ba2	600	605,436
Standard Steel LLC/Standard Steel Finance Corp.,
Sr. Sec’d. Notes, 144A
12.000%	05/01/15	B3	709	802,942
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.625%	09/15/20	Baa2	500	523,048
6.875%	11/10/39	Baa2	650	759,445
8.250%	01/17/34	Baa2	1,200	1,531,367

				14,340,968

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Multiline Retail
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.950%	04/01/17	Ba1		$1,000	$1,000,000

Oil, Gas & Consumable Fuels — 1.1%
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp.,
Sec’d. Notes
13.750%	12/01/15	Caa2		600	603,000
CCS, Inc. (Canada),
Sr. Notes, 144A
11.000%	11/15/15	Caa2		575	592,250
CNOOC Finance 2012 Ltd. (British Virgin Islands),
Gtd. Notes, 144A
3.875%	05/02/22	Aa3		1,000	1,034,280
5.000%	05/02/42(g)	Aa3		400	428,674
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
7.625%	07/23/19	Baa2		5,525	6,961,500
EOAL Cyprus Holdings Ltd. (Cyprus),
Gtd. Notes
20.000%	06/22/13	NR		44	35,000
Sr. Sec’d. Notes
15.000%	07/15/14	NR		513	51,250
Floatel Superior Ltd. (Bermuda),
Sec’d. Notes
13.000%	09/02/15	NR		200	216,000
Gazprom OAO Via Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.510%	03/07/22	Baa1		1,760	1,951,418
8.125%	07/31/14	Baa1		500	547,292
8.146%	04/11/18	Baa1		2,000	2,381,444
9.250%	04/23/19	Baa1		750	935,468
Sr. Unsec’d. Notes, 144A
5.092%	11/29/15	Baa1		1,500	1,569,375
Global Rig Co. (Norway),
Sr. Sec’d. Notes
13.000%	06/09/15	NR		454	467,792
Golden Close Maritime Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes, MTN
11.000%	12/09/15	NR		300	319,500
Green Field Energy Services, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	11/15/16	Caa2		200	172,000
Indian Oil Corp. Ltd. (India),
Unsec’d. Notes
4.750%	01/22/15	Baa3		900	922,241
InterOil Exploration and Production ASA (Norway),
Sr. Sec’d. Notes
15.000%	03/14/14	NR	NOK	1,000	170,627
KazMunayGas National Co. (Kazakhstan),
Sr. Unsec’d. Notes
7.000%	05/05/20	Baa3		3,200	3,632,000
11.750%	01/23/15	Baa3		100	118,995
Sr. Unsec’d. Notes, 144A
6.375%	04/09/21	Baa3		3,700	4,070,000
7.000%	05/05/20	Baa3		900	1,021,500
Nakilat, Inc. (Marshall Islands),
Sr. Sec’d. Notes
6.067%	12/31/33	Aa3		100	111,250

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Novatek Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.604%	02/03/21	Baa3		$600	$653,400
OGX Austria GmbH (Austria),
Gtd. Notes, 144A
8.375%	04/01/22	B1		300	258,750
Panoro Energy ASA (Norway),
Sr. Sec’d. Notes, 144A
12.000%	11/15/18	NR		300	308,250
Pemex Project Funding Master Trust,
Gtd. Notes
5.500%	02/24/25	Baa1	EUR	300	398,292
6.625%	06/15/35	Baa1		$2,400	2,856,000
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.000%	05/03/42(g)	Baa3		900	891,000
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3		2,600	2,802,205
5.750%	01/20/20	A3		700	765,715
6.875%	01/20/40	A3		400	475,809
7.875%	03/15/19	A3		3,425	4,165,985
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)		4,960	3,521,600
5.375%	04/12/27	B+(d)		3,370	1,895,625
5.500%	04/12/37	B+(d)		2,630	1,472,800
8.500%	11/02/17	NR		3,400	2,762,500
Sr. Unsec’d. Notes
4.900%	10/28/14	NR		4,800	4,128,000
5.000%	10/28/15	NR		1,100	859,430
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	06/02/41	Baa1		5,800	6,771,500
Gtd. Notes, 144A
4.875%	01/24/22	Baa1		2,000	2,160,000
5.500%	06/27/44(g)	Baa1		670	685,075
6.500%	06/02/41	Baa1		100	116,750
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes
9.750%	08/14/19	Baa3		2,000	2,453,000
Petronas Capital Ltd. (Malaysia),
Gtd. Notes
5.250%	08/12/19	A1		400	459,659
Polarcus Alima A/S (Norway),
Sr. Sec’d. Notes
12.500%	10/29/15	NR		400	404,000
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar),
Sr. Sec’d. Notes
5.298%	09/30/20	Aa3		1,134	1,241,434
Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar),
Sr. Sec’d. Notes
6.750%	09/30/19	Aa3		1,250	1,496,618
Sinopec Group Overseas Development 2012 Ltd. (British Virgin Islands),
Gtd. Notes, 144A
3.900%	05/17/22(g)	Aa3		800	833,948
4.875%	05/17/42(g)	Aa3		700	742,020

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Transocean, Inc. (Cayman Islands),
Gtd. Notes
4.950%	11/15/15	Baa3		$300	$323,002

					74,215,223

Paper & Forest Products
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
7.250%	07/29/19	Baa2		200	235,486

Pharmaceuticals
KV Pharmaceutical Co.,
Sr. Sec’d. Notes
12.000%	03/15/15	NR		700	217,000

Real Estate
Qatari Diar Finance QSC (Qatar),
Gov’t. Gtd. Notes
5.000%	07/21/20	Aa2		782	875,840
Sigma Capital Pte Ltd. (Singapore),
Gtd. Notes
9.000%	04/30/15	B1		200	210,897

					1,086,737

Real Estate Investment Trusts
Rouse Co. LP (The),
Sr. Unsec’d. Notes
6.750%	11/09/15	BB+(d)		255	266,475

Retail & Merchandising
HOA Restaurant Group LLC/HOA Finance Corp.,
Sec’d. Notes, 144A
11.250%	04/01/17	B3		950	879,938
Mastro’s Restaurants LLC/RRG Finance Corp.,
Sr. Sec’d. Notes, 144A
12.000%	06/01/17(g)	Caa1		725	737,688

					1,617,626

Savings & Loan
Nationwide Building Society (United Kingdom),
Covered Bonds
2.875%	09/14/15	Aaa	EUR	400	530,220
Covered Bonds, MTN
4.625%	09/13/12	Aaa	EUR	1,000	1,275,080

					1,805,300

Telecommunications — 0.1%
Intelsat Investments SA (Luxembourg),
Sr. Unsec’d. Notes
6.500%	11/01/13	Caa3		775	804,062
Interactive Network, Inc./FriendFinder Networks, Inc.,
Sec’d. Notes, PIK, 144A
11.500%	04/30/14	CCC-(d)		266	45,235
Sr. Sec’d. Notes
14.000%	09/30/13	CCC+(d)		83	66,077
KT Corp. (South Korea),
Sr. Unsec’d. Notes
4.875%	07/15/15	A3		140	149,413
5.875%	06/24/14	A3		460	487,706
Nextel Communications, Inc.,
Gtd. Notes
6.875%	10/31/13	B1		443	444,661

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Primus Telecommunications Holding, Inc./Primus
Telecommunications Canada, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/15/16	NR	$125	$122,719
Qtel International Finance Ltd. (Bermuda),
Gtd. Notes
4.750%	02/16/21	A2	1,300	1,384,500
7.875%	06/10/19	A2	1,625	2,023,125
Gtd. Notes, 144A
4.750%	02/16/21	A2	750	798,750
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland),
Sr. Unsec’d. Notes
9.125%	04/30/18	Ba3	400	425,000
Unsec’d. Notes
7.748%	02/02/21	Ba3	400	386,296
Unsec’d. Notes, 144A
6.493%	02/02/16	Ba3	300	298,350
7.748%	02/02/21	Ba3	300	289,722
VimpelCom Holdings BV (Netherlands),
Gtd. Notes
7.504%	03/01/22	Ba3	200	187,888
Gtd. Notes, 144A
4.461%(c)	06/29/14	Ba3	300	294,252
WCP Wireless Site Funding LLC/WCP Wireless Site Re Funding LLC,
Sr. Sec’d. Notes, 144A
6.829%	11/15/40	NR	375	392,106

				8,599,862

Textiles, Apparel & Luxury Goods
Broder Brothers Co.,
Sr. Unsec’d. Notes, PIK, 144A
12.000%	10/15/13	NR	725	721,375
Empire Today LLC/Empire Today Finance Corp.,
Sr. Sec’d. Notes, 144A
11.375%	02/01/17	B3	375	379,688

				1,101,063

Tobacco
North Atlantic Trading Co.,
Sec’d. Notes, 144A
11.500%	07/15/16	B2	700	693,000
Sec’d. Notes, PIK, 144A
19.000%	01/15/17(g)	Caa2	250	232,500

				925,500

Transportation — 0.1%
Atlantic Offshore A/S (Norway),
Sr. Sec’d. Notes
12.310%(c)	06/27/15	NR	NOK 1,500	252,158
Aviation Capital Group Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20	BBB-(d)	900	918,162
Boa Deep C A/S (Norway),
Sr. Sec’d. Notes
7.800%(c)	04/27/16	NR	NOK 2,344	398,922
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
6.850%	07/02/37	Baa3	300	294,750

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Transportation (continued)
Ship Finance International Ltd. (Bermuda),
Gtd. Notes
8.500%	12/15/13	B3		$375	$371,250
Songa Offshore SE (Cyprus),
Sr. Unsec’d. Notes
10.420%(c)	06/11/15	NR	NOK	2,500	419,478
12.690%(c)	11/17/16	NR	NOK	1,500	262,244
Western Express, Inc.,
Sr. Sec’d. Notes, 144A
12.500%	04/15/15	Caa2		225	136,125

					3,053,089

Wireless Telecommunication Services
Crown Castle International Corp.,
Sr. Unsec’d. Notes
9.000%	01/15/15	B1		1,450	1,582,312

TOTAL CORPORATE BONDS (cost $290,721,740)					297,688,311

FOREIGN GOVERNMENT BONDS — 4.0%
Australia Government (Australia),
Sr. Unsec’d. Notes
2.500%	09/20/30	Aaa	AUD	200	271,997
3.000%	09/20/25	Aaa	AUD	300	423,882
4.000%	08/20/20	Aaa	AUD	700	1,380,878
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Bonds
4.125%	09/15/17	Baa2	EUR	300	393,698
Sr. Unsec’d. Notes
6.369%	06/16/18	Baa2		1,300	1,524,250
6.500%	06/10/19	Baa1		200	238,500
Belgium Government (Belgium),
Bonds
3.500%	06/28/17	NR	EUR	900	1,209,453
Bundesrepublik Deutschland (Germany),
Bonds
4.750%	07/04/28	Aaa	EUR	3,100	5,245,481
5.500%	01/04/31	Aaa	EUR	400	748,666
5.625%	01/04/28	Aaa	EUR	1,200	2,204,115
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes
2.450%	12/15/15	Aaa	CAD	900	912,611
Canadian Government (Canada),
Bonds
2.750%	09/01/16	Aaa	CAD	1,700	1,772,068
Bonds, TIPS
1.500%	12/01/44	Aaa	CAD	400	538,372
3.000%	12/01/36	Aaa	CAD	50	94,441
4.250%	12/01/21	Aaa	CAD	100	204,918
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
5.750%	01/26/21	Baa2		400	437,500
European Union (Supranational Bank),
Notes, MTN
2.750%	06/03/16	Aaa	EUR	1,500	2,020,881
Sr. Unsec’d. Notes, MTN
2.500%	12/04/15	Aaa	EUR	800	1,067,564
3.250%	04/04/18	Aaa	EUR	1,900	2,623,529

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
FMS Wertmanagement AoR (Germany),
Gov’t. Gtd. Notes, MTN
1.161%(c)	06/16/14	Aaa	GBP	900	$1,408,332
2.375%	12/15/14	Aaa	EUR	700	919,984
3.375%	06/17/21	Aaa	EUR	1,300	1,814,425
France Government Bond OAT (France),
Bonds
3.500%	04/25/26	Aaa	EUR	2,900	3,804,204
4.500%	04/25/41	Aaa	EUR	600	884,305
4.750%	04/25/35	Aaa	EUR	400	603,108
French Government (France),
Bonds
3.000%	04/25/22	Aaa	EUR	2,100	2,728,246
4.000%	10/25/38	Aaa	EUR	400	541,584
4.250%	04/25/19	Aaa	EUR	1,000	1,439,471
5.750%	10/25/32	Aaa	EUR	100	169,223
French Treasury Notes (France),
Notes
1.750%	02/25/17	Aaa	EUR	2,000	2,565,680
Fund for Ordered Bank Restructuring (Spain),
Gov’t. Gtd. Notes
4.400%	10/21/13	Baa3	EUR	300	376,746
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes
2.405%(c)	03/25/14	Aa2	EUR	2,200	2,663,459
Gov’t. Gtd. Notes, MTN
3.250%	05/14/13	Baa3		1,500	1,453,770
6.125%	02/27/14	Baa3	AUD	100	96,334
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
2.500%	03/01/15	Baa2	EUR	700	849,208
3.000%	04/15/15	Baa2	EUR	1,900	2,327,483
3.750%	08/01/15	Baa2	EUR	1,100	1,369,046
3.750%	08/01/21	Baa2	EUR	400	443,125
4.250%	02/01/19	Baa2	EUR	1,500	1,788,988
4.500%	02/01/18	Baa2	EUR	500	613,502
4.500%	08/01/18	Baa2	EUR	500	608,549
4.500%	03/01/19	Baa2	EUR	300	361,419
4.750%	09/15/16	Baa2	EUR	3,100	3,918,185
4.750%	05/01/17	Baa2	EUR	900	1,125,490
4.750%	06/01/17	Baa2	EUR	300	374,336
5.000%	03/01/22	Baa2	EUR	1,800	2,173,257
5.000%	08/01/34	Baa2	EUR	100	108,266
5.000%	09/01/40	Baa2	EUR	800	850,046
5.500%	09/01/22	Baa2	EUR	2,800	3,478,881
5.750%	02/01/33	Baa2	EUR	600	714,296
6.000%	05/01/31	Baa2	EUR	100	123,038
Sr. Unsec’d. Notes
5.000%	08/01/39	Baa2	EUR	800	852,746
5.250%	08/01/17	Baa2	EUR	2,200	2,806,119
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, MTN
6.500%	04/12/21	Aaa	AUD	500	583,342
Korea Housing Finance Corp. (South Korea),
Covered Bonds
4.125%	12/15/15	Aa3		$1,500	1,586,921
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	Baa1	MXN	6,400	518,901
7.500%	06/03/27	Baa1	MXN	5,000	425,719

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
10.000%	12/05/24	Baa1	MXN	10,400	$1,092,382
Mexican Udibonos (Mexico),
Bonds, TIPS
2.500%	12/10/20	Baa1	MXN	1,010	385,701
Netherlands Government (Netherlands),
Bonds
3.500%	07/15/20	Aaa	EUR	500	710,320
4.000%	07/15/19	Aaa	EUR	800	1,166,838
4.500%	07/15/17	Aaa	EUR	900	1,318,565
Unsec’d. Notes
2.250%	07/15/22	NR	EUR	800	1,024,922
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.500%	11/20/35	Aaa	AUD	100	119,843
2.750%	11/20/25	Aaa	AUD	700	900,455
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.000%	03/15/19	Aaa	NZD	4,700	4,175,073
5.500%	04/15/23	Aaa	NZD	800	754,298
6.000%	12/15/17	Aaa	NZD	700	645,890
6.000%	05/15/21	Aaa	NZD	3,800	3,657,283
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
7.125%	01/29/26	Baa3		$475	641,250
8.875%	09/30/27	Baa3		675	1,046,250
Penerbangan Malaysia Berhad (Malaysia),
Gov’t. Gtd. Notes
5.625%	03/15/16	A3		500	557,996
Province of Ontario (Canada),
Debs.
6.200%	06/02/31	Aa2	CAD	100	136,878
Sr. Unsec’d. Notes
2.450%	06/29/22	Aa2		300	296,112
Unsec’d. Notes
3.150%	06/02/22	Aa2	CAD	1,500	1,516,516
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	Aa2	CAD	200	247,793
Debs.
6.000%	10/01/29	Aa2	CAD	300	393,250
Notes
4.250%	12/01/21	Aa2	CAD	600	658,444
Unsec’d. Notes
3.500%	12/01/22	Aa2	CAD	900	928,102
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
5.250%	01/20/20	Aa2		150	172,950
Repubic of Guatemala (Guatemala),
Sr. Unsec’d. Notes
5.750%	06/06/22(g)	Ba1		640	654,954
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
7.125%	01/20/37	Baa3		1,700	2,452,250
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
8.125%	05/21/24	Baa3		100	145,350
11.750%	02/25/20	Baa3		700	1,120,000
Republic of Gabonese (Gabon),
Bonds
8.200%	12/12/17	BB-(d)		2,600	3,016,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
6.625%	02/17/37	Ba1		$100	$123,250
6.875%	03/09/17	Ba1		4,000	4,655,000
6.875%	01/17/18	Ba1		2,300	2,719,750
7.500%	01/15/16	Baa3		225	259,875
7.750%	01/17/38	Ba1		3,850	5,293,750
8.500%	10/12/35	Ba1		300	439,500
11.625%	03/04/19	Ba1		1,000	1,475,000
Republic of Italy (Italy),
Sr. Unsec’d. Notes
3.125%	01/26/15	NR		300	289,751
4.750%	01/25/16	NR		300	295,631
5.250%	09/20/16	NR		200	198,860
6.875%	09/27/23	A2		200	202,880
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	Baa2	GBP	200	265,806
Republic of Panama (Panama),

Sr. Unsec’d. Notes
8.125%	04/28/34	Baa3		2,000	2,770,000
9.375%	04/01/29	Baa3		650	1,062,750
Republic of Peru (Colombia),
Sr. Unsec’d. Notes
6.125%	01/18/41	Baa3		4,050	5,265,000
6.550%	03/14/37	Baa3		800	1,088,800
7.125%	03/30/19	Baa3		1,000	1,285,000
7.350%	07/21/25	Baa3		2,150	3,020,750
8.750%	11/21/33	Baa3		2,089	3,425,960
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
6.375%	01/15/32	Ba3		3,900	4,923,750
6.375%	10/23/34	Ba2		3,850	4,928,000
7.500%	09/25/24	Ba2		200	265,500
Republic of Poland (Poland),
Sr. Unsec’d. Notes
6.375%	07/15/19	A2		2,150	2,532,356
Republic of Senegal (Senegal),
Sr. Unsec’d. Notes
8.750%	05/13/21	B1		600	660,000
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	A3		1,500	1,728,750
6.875%	05/27/19	A3		400	491,000
7.250%	01/15/20	A3	ZAR	2,600	319,603
8.250%	09/15/17	A3	ZAR	1,000	131,132
Unsec’d. Notes, TIPS
2.750%	01/31/22	NR	ZAR	3,000	432,410
Republic of Sri Lanka (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	07/27/21	B1		500	502,924
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
6.750%	05/30/40	Ba2		3,400	3,952,500
7.000%	09/26/16	Ba2		400	452,400
7.000%	03/11/19	Ba2		3,550	4,126,875
7.500%	07/14/17	Ba2		2,900	3,382,125
7.500%	11/07/19	Ba2		2,200	2,667,500
Republic of Uruguay (Uruguay),
Sr. Unsec’d. Notes
6.875%	09/28/25	Ba1		600	789,000

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33	Ba1		$500	$723,750
Unsec’d. Notes
8.000%	11/18/22	Ba1		2,700	3,800,250
Republic of Venezuela (Venezuela),
Sec’d. Notes
5.750%	02/26/16	B2		590	507,400
6.000%	12/09/20	B2		940	632,150
7.000%	03/31/38	B2		1,480	969,400
Russian Federation (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30	Baa1		17,831	21,407,420
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
3.625%	04/29/15	Baa1		3,000	3,103,410
7.500%	03/31/30	Baa1		2,351	2,822,107
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
3.250%	04/04/17	Baa1		200	200,250
4.500%	04/04/22	Baa1		1,400	1,452,500
5.000%	04/29/20	Baa1		1,000	1,087,500
5.625%	04/04/42	Baa1		1,200	1,261,500
12.750%	06/24/28	Baa1		2,250	4,044,375
Senegal Goverment International Bond (Senegal),
Sr. Unsec’d. Notes
8.750%	05/13/21	B1		200	220,000
Spainish Government (Spain),
Bonds
4.200%	01/31/37	Baa3	EUR	500	432,625
4.250%	10/31/16	A3	EUR	1,200	1,438,907
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	07/27/21	B1		617	620,608
State of Qatar (Qatar),
Sr. Unsec’d. Notes
5.250%	01/20/20	Aa2		1,200	1,383,600
6.400%	01/20/40	Aa2		100	127,250
6.550%	04/09/19	Aa2		100	123,000
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	12/07/27	Aaa	GBP	1,200	2,333,733
4.250%	09/07/39	Aaa	GBP	600	1,157,752
4.250%	12/07/40	Aaa	GBP	900	1,735,556
4.500%	09/07/34	Aaa	GBP	200	398,772
4.500%	12/07/42	Aaa	GBP	700	1,411,928
4.750%	12/07/30	Aaa	GBP	3,000	6,172,996
4.750%	12/07/38	Aaa	GBP	600	1,251,382
Unsec’d. Notes
4.250%	03/07/36	Aaa	GBP	2,900	5,599,615
6.000%	12/07/28	Aaa	GBP	800	1,870,993
Unsec’d. Notes, TIPS
0.375%	03/22/62	Aaa	GBP	170	309,825
United Mexican States (Mexico),
Sr. Unsec’d. Notes
5.500%	02/17/20	Baa1	EUR	100	145,052
5.750%	10/12/2110	Baa1		500	568,750
6.050%	01/11/40	Baa1		4,400	5,676,000
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34	Baa1		2,000	2,736,500

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
7.650%	04/21/25	B2	$2,630	$1,814,700
7.750%	10/13/19	B2	6,000	4,605,000
8.250%	10/13/24	B2	5,720	4,132,700
8.500%	10/08/14	B2	200	198,000
9.000%	05/07/23	B2	1,400	1,078,000
9.250%	05/07/28	B2	600	456,000
9.375%	01/13/34	B2	100	77,000
12.750%	08/23/22	B2	100	96,000
Vnesheconombank Via VEB Finance PLC (Ireland),
Sr. Sec’d. Notes
6.800%	11/22/25	BBB(d)	300	313,810
6.902%	07/09/20	BBB(d)	200	216,394
Sr. Unsec’d. Notes
6.025%	07/05/22(g)	Baa1	2,370	2,390,098
Sr. Unsec’d. Notes, 144A
5.375%	02/13/17	Baa1	400	413,936

TOTAL FOREIGN GOVERNMENT BONDS (cost $252,516,978)				262,659,835

MUNICIPAL BONDS — 0.1%
California — 0.1%
City of Riverside CA Electric Revenue,
Revenue Bonds
7.455%	10/01/30	AA-(d)	600	809,082
Los Angeles County Public Works Financing Authority,
Revenue Bonds
7.618%	08/01/40	A1	600	745,386
Orange County Local Transportation Authority,
Revenue Bonds
6.908%	02/15/41	Aa2	600	837,486
State of California,
General Obligation Unlimited
7.600%	11/01/40	A1	600	774,582
University of California,
Revenue Bonds
6.398%	05/15/31	Aa2	100	122,516
6.548%	05/15/48	Aa2	200	261,672
6.583%	05/15/49	Aa2	300	396,954

				3,947,678

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds
6.655%	04/01/57	A2	700	806,491

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.102%	01/01/41	A3	600	846,882

Texas
State of Texas,
General Obligation Unlimited
5.517%	04/01/39	Aaa	700	910,553

TOTAL MUNICIPAL BONDS (cost $5,000,317)				6,511,604

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%(c)	03/25/58	Aaa		$484	$494,877
American Home Mortgage Assets LLC,
Series 2006-1, Class 2A1
0.435%(c)	05/25/46	Ca		191	99,887
Series 2006-4, Class 1A12
0.455%(c)	10/25/46	Ca		254	118,132
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
2.237%(c)	09/25/45	Ba3		29	22,956
Arran Residential Mortgages Funding PLC,
Series 2010-1A, Class A1B
1.889%(c)	05/16/47	NR	EUR	129	163,377
Banc of America Funding Corp.,
Series 2005-7, Class 4A3
5.750%	11/25/35	B1		505	506,025
Series 2006-I, Class 4A1
5.925%(c)	10/20/46	D(d)		253	156,098
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
3.092%(c)	05/25/35	Caa2		500	379,800
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	NR		600	588,000
Series 2011-RR5, Class 12A1, 144A
5.530%(c)	03/26/37	NR		200	156,000
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
2.703%(c)	10/25/33	A2		107	105,853
Series 2004-10, Class 13A1
2.729%(c)	01/25/35	Ba3		26	21,089
Series 2005-1, Class 2A1
2.884%(c)	03/25/35	Caa2		56	46,357
Series 2005-8, Class A3, 144A
5.145%(c)	08/25/35	B3		427	427,124
Series 2005-10, Class A2
3.189%(c)	10/25/35	CCC(d)		450	451,092
Bear Stearns Alt-A Trust,
Series 2006-6, Class 31A1
2.752%(c)	11/25/36	Caa3		204	111,964
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.000%	04/25/37	B3		242	234,725
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
2.530%(c)	10/25/35	CC(d)		454	373,274
Series 2007-10, Class 22AA
5.019%(c)	09/25/37	D(d)		270	170,781
Countrywide Alternative Loan Trust,
Series 2006-OA9, Class 2A1A
0.454%(c)	07/20/46	Ca		264	98,192
Series 2006-OA17, Class 1A1A
0.439%(c)	12/20/46	Ca		305	164,223
Series 2007-OA4, Class A1
0.415%(c)	05/25/47	Ca		578	355,190
Series 2007-OA6, Class A1B
0.445%(c)	06/25/37	Caa3		399	252,213

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.326%(c)	01/19/34	Baa2		$102	$98,005
Series 2004-12, Class 12A1
2.708%(c)	08/25/34	Caa1		194	150,907
Crusade Global Trust (Australia),
Series 2005-1, Class A3
3.643%(c)	06/17/37	Aaa	AUD	297	295,861
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2, Class A1, 144A
1.495%(c)	06/28/47	AAA(d)		31	30,976
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A
0.823%(c)	12/10/44	Aa2	EUR	435	445,362
Fannie Mae REMICS,
Series 2010-115, Class FN
0.745%(c)	10/25/40	Aaa		848	848,674
Series 2010-123, Class FK
0.695%(c)	11/25/40	Aaa		981	977,463
Series 2010-123, Class FL
0.675%(c)	11/25/40	Aaa		917	916,171
Series 2011-3, Class FA
0.925%(c)	02/25/41	Aaa		531	532,607
FDIC Structured Sale Guaranteed Notes,
Series 2010-S2, Class 1A, 144A
0.745%(c)	11/29/37	NR		1,094	1,088,970
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.592%(c)	11/15/31	Aa3		251	236,694
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.873%(c)	04/18/13(g)	Aa3	GBP	900	1,404,323
Freddie Mac REMICS,
Series 2752, Class FM
0.592%(c)	12/15/30	Aaa		146	146,293
Series 3172, Class FK
0.692%(c)	08/15/33	Aaa		600	602,795
Series 3397, Class FC
0.842%(c)	12/15/37	Aaa		518	520,282
Series 3738, Class FH
1.139%(c)	10/15/40	Aaa		233	233,096
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.464%(c)	04/24/47	Aaa	GBP	1,000	1,561,734
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.544%(c)	03/20/37	Aaa		804	802,155
Granite Mortgages PLC (United Kingdom),
Series 2003-3, Class 3A
1.393%(c)	01/20/44	Aaa	GBP	857	1,295,629
Series 2004-3, Class 3A2
1.298%(c)	09/20/44	Aaa	GBP	993	1,496,244
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.940%(c)	03/25/33	A2		137	132,532
Series 2005-AR1, Class 1A1
2.858%(c)	01/25/35	BBB-(d)		38	33,471
Series 2005-AR3, Class 6A1

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.011%(c)	05/25/35	Caa2		$344	$279,342
Series 2005-AR6, Class 4A5
2.659%(c)	09/25/35	Aaa(d)		500	400,902
Series 2006-AR1, Class 2A1
2.705%(c)	01/25/36	CC(d)		11	8,784
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11
0.523%(c)	02/19/36	Caa3		292	159,338
Series 2006-12, Class 2A2A
0.433%(c)	01/19/38	Caa3		209	125,392
Holmes Master Issuer PLC (United Kingdom),
Series 2010-1A, Class A3, 144A
2.157%(c)	10/15/54	Aaa	EUR	1,100	1,400,074
Series 2011-1X, Class A3
2.955%(c)	10/15/54	Aaa	EUR	1,000	1,266,380
Impac CMB Trust,
Series 2004-11, Class 2A1
0.905%(c)	03/25/35	Caa2		326	254,687
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.072%(c)	11/25/35	Caa1		116	90,110
Indymac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.435%(c)	09/25/46	Caa2		224	132,464
Intesa Sec SpA (Italy),
Series 3, Class A3
0.860%(c)	10/30/33	Aa+	EUR	800	934,730
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
2.773%(c)	08/25/35	B(d)		91	82,019
Series 2007-A1, Class 1A1
2.880%(c)	07/25/35	Ba3		108	103,101
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.601%(c)	12/15/49	AA-(d)	GBP	580	759,743
Maxis Loans Securitisation (Australia),
Series 2009-1, Class A1
5.550%(c)	09/12/39	AAA(d)	AUD	170	174,355
Medallion Trust (Australia),
Series 2005-1G, Class A2
3.747%(c)	05/10/36	Aaa	AUD	284	284,252
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.610%(c)	10/20/29	AAA(d)		35	35,195
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.498%(c)	02/25/33	AAA(d)		119	113,289
Series 2005-A10, Class A
0.445%(c)	02/25/36	B2		123	89,741
Merrill Lynch Mortgage-Backed Securities Trust,
Series 2007-1, Class 2A1
5.235%(c)	04/25/37	CCC(d)		12	8,833
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3
5.500%	08/25/35	B2		214	214,107
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.691%(c)	10/07/20	Aaa		288	288,749

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-R2, Class 2A
0.710%(c)	11/05/20	Aaa		$2,573	$2,573,852
Series 2010-R3, Class 1A
0.800%(c)	12/08/20	Aaa		178	178,449
Series 2010-R3, Class 2A
0.800%(c)	12/08/20	Aaa		1,579	1,585,439
Series 2011-R1, Class 1A
0.690%(c)	01/08/20	Aaa		590	591,149
Newgate Funding PLC (United Kingdom),
Series 2007-3X, Class A3
1.951%(c)	12/15/50	Aa2	GBP	1,100	1,216,169
Series 2007-3X, Class BA
2.289%(c)	12/15/49	Baa2	GBP	300	228,931
Residential Accredit Loans, Inc.,
Series 2007-QH7, Class 1A1
0.495%(c)	08/25/37	Caa3		683	404,720
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%	03/25/32	BB(d)		20	21,194
RMAC Securities PLC (United Kingdom),
Series 2006-NS2X, Class A2C
0.813%(c)	06/12/44	Aa1	EUR	976	1,038,282
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.594%(c)	07/20/33	Aaa		300	265,082
Series 2007-3, Class 1A1
0.444%(c)	07/20/36	B1		152	123,121
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
5.500%(c)	12/25/34	B3		264	253,798
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.493%(c)	07/19/35	A1		636	549,666
Series 2006-AR6, Class 2A1
0.435%(c)	07/25/46	Caa3		291	158,543
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
5.017%(c)	11/07/40	AAA(d)	AUD	261	267,102
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.013%(c)	10/25/43	AAA(d)		139	125,049
Series 2007-3, Class 2A1
0.465%(c)	06/25/47	B3		114	113,211
Series 2007-3, Class 3A1
0.465%(c)	06/25/47	Caa1		264	262,960
Series 2007-3, Class 4A1
0.465%(c)	06/25/47	B3		258	257,680
Torrens Trust (Australia),
Series 2005-3E, Class A1
0.937%(c)	10/15/36	Aaa	EUR	465	573,976
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.580%(c)	06/25/33	A1		98	98,464
Series 2005-AR10, Class 3A1
5.505%(c)	08/25/35	CC(d)		23	21,192
Series 2005-AR12, Class 1A6
2.451%(c)	10/25/35	CC(d)		600	490,862
Series 2005-AR14, Class 2A1

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.057%(c)	12/25/35	B-(d)	$324		$282,344
Series 2006-AR7, Class 3A
2.640%(c)	07/25/46	B2	893		690,658
Series 2006-AR9, Class 1A
1.158%(c)	08/25/46	Caa3	307		196,556
Series 2006-AR10, Class 1A1
2.514%(c)	09/25/36	CC(d)	10		7,037
Series 2006-AR14, Class 1A4
2.248%(c)	11/25/36	CCC(d)	569		403,887
Series 2007-HY1, Class 4A1
2.691%(c)	02/25/37	CCC(d)	284		207,169
Series 2007-HY2, Class 1A1
2.655%(c)	12/25/36	CCC(d)	14		9,843
Series 2007-OA1, Class A1A
0.858%(c)	02/25/47	Caa3	272		163,920
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR2, Class 2A1
2.731%(c)	03/25/36	CCC(d)	674		594,900
Series 2006-AR6, Class 3A1
2.668%(c)	03/25/36	B3	402		339,502
Series 2006-AR10, Class 5A6
2.629%(c)	07/25/36	D(d)	12		9,156

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $41,007,258)					40,856,923

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Federal Home Loan Mortgage Corp.
0.204%(c)	03/21/13		400		400,116
Federal National Mortgage Assoc.
0.750%	12/18/13		1,800		1,811,894
1.250%	03/14/14		600		609,138
2.566%(c)	09/01/19		—	(r)	393
2.700%	03/28/22		1,800		1,809,983
3.500%	03/01/41		1,696		1,784,026
3.500%	TBA		11,000		11,531,094
4.000%	11/01/40		1,554		1,656,528
4.000%	TBA		17,000		18,091,720
4.000%	TBA		8,000		8,498,750
4.500%	07/01/41		2,481		2,674,820
4.500%	TBA		14,000		15,006,249
5.500%	12/01/36		1,668		1,822,154
Small Business Administration Participation Certificates
5.600%	09/01/28		494		572,557

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $65,754,258)					66,269,422

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-04/15/17		9,700		10,489,303
0.500%	04/15/15		300		330,637
0.750%	02/15/42		1,250		1,334,898
1.125%	01/15/21		750		907,612
1.250%	04/15/14(h)(k)		5,600		6,284,386
1.250%	07/15/20		9,500		11,634,969
1.375%	01/15/20		12,000		14,841,722

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.625%	01/15/15-01/15/18(h)	$700	$890,710
1.750%	01/15/28	6,100	8,392,072
1.875%	07/15/13-07/15/19	2,200	2,826,519
2.000%	01/15/14-01/15/26	7,600	9,846,905
2.125%	02/15/41	1,200	1,799,028
2.375%	01/15/25-01/15/27(k)	12,400	19,730,284
2.500%	07/15/16(k)	3,200	4,172,736
2.500%	01/15/29	5,900	8,772,555
2.625%	07/15/17(k)	5,700	7,514,745
3.625%	04/15/28	5,700	12,506,938
3.875%	04/15/29	3,200	7,235,183

TOTAL U.S. TREASURY OBLIGATIONS (cost $130,603,884)			129,511,202

TOTAL LONG-TERM INVESTMENTS (cost $5,665,126,581)			5,722,121,192

		Shares
SHORT-TERM INVESTMENTS — 18.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $987,668,066; includes $61,786,151 of cash collateral received for securities on loan)(b)(w)(Note 4)		987,668,066	987,668,066

		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 2.3%
U.S. Treasury Bills
0.070%	07/05/12-07/12/12(k)	$29,000	28,999,404
0.075%	09/20/12(k)	6,000	5,999,034
0.080%	09/20/12	1,000	999,839
0.081%	09/20/12	8,000	7,998,712
0.086%	09/20/12(k)	6,331	6,329,980
0.093%	08/16/12(k)	10,900	10,899,022
0.112%	09/06/12(h)(k)	226	225,972
0.113%	10/18/12(h)(k)	197	196,938
0.130%	12/06/12(k)	85,300	85,247,967
0.137%	10/25/12(h)(k)	310	309,899
0.138%	09/06/12	100	99,988
0.140%	10/11/12-11/15/12(h)(k)	1,058	1,057,632
0.141%	09/27/12(h)(k)	232	231,952
0.144%	10/25/12(h)	1,488	1,487,513
0.172%	05/30/13(k)	800	798,601
0.182%	05/30/13(k)	40	39,931
0.185%	05/02/13(k)	1,918	1,914,968

TOTAL U.S. TREASURY OBLIGATIONS (cost $152,840,040)			152,837,352

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

		Principal Amount (000)#			Value (Note 2)
REPURCHASE AGREEMENTS(m) — 0.9%
Barclays Capital, Inc., 0.180%, dated 06/29/12, due 07/06/12 in the amount of $45,001,575			$45,000		$45,000,000
Credit Suisse Securities (USA) LLC, 0.180%, dated 06/29/12, due 07/02/12 in the amount of $4,400,066			4,400		4,400,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $1,900,032			1,900		1,900,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $3,800,063			3,800		3,800,000

TOTAL REPURCHASE AGREEMENTS (cost $55,100,000)					55,100,000

Interest Rate	Maturity Date
FOREIGN TREASURY OBLIGATIONS(n) — 0.3%
Mexican Cetes
4.510%	07/26/12	MXN	1,630,000		12,180,308
4.520%	09/20/12	MXN	200,000		1,484,261
4.540%	10/18/12	MXN	520,000		3,845,592
4.570%	08/23/12	MXN	300,000		2,233,903
4.800%	07/12/12	MXN	48,000		359,267

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $20,641,431)					20,103,331

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Bank
0.158%	12/05/12		7,000		6,996,059
Federal Home Loan Mortgage Corp.
0.160%	12/10/12-01/22/13		7,400		7,394,674

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,388,959)					14,390,733

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Option on forward 3 month swap rate,
expiring 09/19/12, Strike Price $ — (q)	Goldman Sachs & Co.		200		16,280
expiring 09/19/12, Strike Price $ — (q)	Morgan Stanley		300		24,420
expiring 12/10/12, Strike Price $ — (q)	Deutsche Bank		200		15,577
expiring 12/10/12, Strike Price $ — (q)	Morgan Stanley		300		23,365
S&P 500 Index,
expiring 07/21/12, Strike Price $1,380.00			—	(r)	1,010

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
expiring 09/22/12, Strike Price $1,320.00			$2	$128,100
expiring 09/22/12, Strike Price $1,325.00			2	130,100

				338,852

Put Options
10 Year Euro-Bund Futures,
expiring 08/24/12, Strike Price $120.00		EUR	13,000	1,645
expiring 08/24/12, Strike Price $124.00		EUR	4,500	569
FNMA,
expiring 08/06/12, Strike Price $97.00			22,000	—
expiring 08/06/12, Strike Price $99.38			2,000	—
expiring 09/06/12, Strike Price $93.16			7,000	—
Interest Rate Swap Options,
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank		1,000	27,426
S&P 500 Index,
expiring 07/21/12, Strike Price $1,075.00			8	1,185
expiring 07/21/12, Strike Price $1,100.00			22	2,847
expiring 07/21/12, Strike Price $1,360.00			10	188,700
expiring 12/21/12, Strike Price $850.00			57	341,400
Interest Rate Swap Options,
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America		100	282
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets		100	282
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland		100	282

				564,618

TOTAL OPTIONS PURCHASED (cost $1,412,570)				903,470

TOTAL SHORT-TERM INVESTMENTS (cost $1,232,051,066)				1,231,002,952

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 106.0% (cost $6,897,177,647)				6,953,124,144

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT — (6.1)%
COMMON STOCKS — (5.9)%
Advertising
Omnicom Group, Inc.	35,418	$(1,721,315)

Aerospace & Defense — (0.1)%
AAR Corp.	6,800	(91,664)
Aerovironment, Inc.*	7,600	(199,956)
American Science & Engineering, Inc.	1,100	(62,095)
Boeing Co. (The)	24,548	(1,823,916)
Ceradyne, Inc.	4,400	(112,860)
Hexcel Corp.*	8,900	(229,531)
L-3 Communications Holdings, Inc.	3,101	(229,505)
Lockheed Martin Corp.	28,025	(2,440,417)
Orbital Sciences Corp.*	12,700	(164,084)
Precision Castparts Corp.	3,400	(559,266)
Raytheon Co.	16,646	(941,997)
Textron, Inc.	63,333	(1,575,092)
TransDigm Group, Inc.*	2,100	(282,030)

		(8,712,413)

Agriculture
Alliance One International, Inc.*	82,366	(284,986)
Vector Group Ltd.	36,417	(619,817)

		(904,803)

Air Freight & Logistics
Atlas Air Worldwide Holdings, Inc.*	8,400	(365,484)
HUB Group, Inc. (Class A Stock)*	2,600	(94,120)
United Parcel Service, Inc. (Class B Stock)	8,294	(653,235)

		(1,112,839)

Airlines
JetBlue Airways Corp.*	48,805	(258,666)

Auto Components
American Axle & Manufacturing Holdings, Inc.*	12,600	(132,174)
Amerigon, Inc.*	8,300	(95,367)
Fuel Systems Solutions, Inc.*	8,800	(146,872)
Gentex Corp.	39,550	(825,408)
Goodyear Tire & Rubber Co. (The)*	108	(1,275)
TRW Automotive Holdings Corp.*	18,239	(670,466)

		(1,871,562)

Auto Parts & Equipment
Autoliv, Inc.	3,160	(172,726)

Automobile Manufacturers
Ford Motor Co.	94,893	(910,024)
Navistar International Corp.*	8,839	(250,762)

		(1,160,786)

Automobiles
General Motors Co.	10,875	(361,050)

Beverages
Brown-Forman Corp. (Class B Stock)	3,100	(300,235)

Biotechnology — (0.1)%
Achillion Pharmaceuticals, Inc.*	22,400	(138,880)
Affymax, Inc.*	15,800	(203,504)
Alkermes PLC (Ireland)*	25,600	(434,432)
Amgen, Inc.	9,777	(714,112)
BioMarin Pharmaceutical, Inc.*	19,300	(763,894)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Biotechnology (continued)
Cepheid, Inc.*	11,400	$(510,150)
Enzon Pharmaceuticals, Inc.*	12,044	(82,742)
Gilead Sciences, Inc.*	2,200	(112,816)
Halozyme Therapeutics, Inc.*	23,700	(209,982)
Idenix Pharmaceuticals, Inc.*	13,400	(138,020)
Medicines Co. (The)*	2,327	(53,381)
Medivation, Inc.*	2,300	(210,220)
Momenta Pharmaceuticals, Inc.*	7,300	(98,696)
PDL BioPharma, Inc.	62,685	(415,602)
Regeneron Pharmaceuticals, Inc.*	25,136	(2,871,034)

		(6,957,465)

Building Products
Cemex SAB de CV (Mexico), ADR*	6,949	(46,767)
Griffon Corp.	3,900	(33,462)
Masco Corp.	15,400	(213,598)
Owens Corning*	16,200	(462,348)
Quanex Building Products Corp.	7,700	(137,676)

		(893,851)

Capital Markets
Ares Capital Corp.	13,192	(210,544)
Blackrock Kelso Capital Corp.	7,600	(74,176)
Evercore Partners, Inc. (Class A Stock)	4,400	(102,916)
Financial Engines, Inc.*	9,100	(195,195)
Greenhill & Co., Inc.	11,500	(409,975)
KBW, Inc.	9,400	(154,630)
Lazard Ltd. (Bermuda)	1,700	(44,183)
Northern Trust Corp.	9,129	(420,117)
Piper Jaffray Cos.*	2,600	(60,918)
Stifel Financial Corp.*	10,500	(324,450)
T. Rowe Price Group, Inc.	13,425	(845,238)

		(2,842,342)

Chemicals — (0.2)%
Air Products & Chemicals, Inc.	2,100	(169,533)
American Vanguard Corp.	7,500	(199,425)
Ashland, Inc.	3,100	(214,861)
Balchem Corp.	3,400	(110,874)
Cabot Corp.	6,560	(266,992)
Calgon Carbon Corp.*	17,200	(244,584)
Dow Chemical Co. (The)	47,440	(1,494,360)
Eastman Chemical Co.	12,807	(645,089)
Ecolab, Inc.	17,840	(1,222,575)
Flotek Industries, Inc.*	8,900	(83,126)
Innophos Holdings, Inc.	4,400	(248,424)
International Flavors & Fragrances, Inc.	4,500	(246,600)
Intrepid Potash, Inc.*	26,000	(591,760)
OM Group, Inc.*	24,812	(471,428)
Praxair, Inc.	23,729	(2,580,054)
Scotts Miracle-Gro Co. (The) (Class A Stock)	7,400	(304,288)
Sherwin-Williams Co. (The)	1,446	(191,378)
Sigma-Aldrich Corp.	9,700	(717,121)
TPC Group, Inc.*	1,700	(62,815)
Valspar Corp. (The)	16,909	(887,553)
Zoltek Cos., Inc.*	8,100	(73,143)

		(11,025,983)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Commercial Banks — (0.2)%
Associated Banc-Corp.	775	$(10,222)
BancorpSouth, Inc.	14,100	(204,732)
Bank of Hawaii Corp.	16,901	(776,601)
Bank of New York Mellon Corp. (The)	9,100	(199,745)
BB&T Corp.	8,590	(265,002)
Columbia Banking System, Inc.	4,200	(79,044)
Commerce Bancshares, Inc.	12,179	(461,584)
Community Bank System, Inc.	7,800	(211,536)
Cullen/Frost Bankers, Inc.	25,094	(1,442,654)
First Financial Bancorp	2,000	(31,960)
First Horizon National Corp.	34,100	(294,965)
FNB Corp.	9,500	(103,265)
Glacier Bancorp, Inc.	5,700	(88,293)
Iberiabank Corp.	2,600	(131,170)
Park Sterling Corp.*	20,269	(95,467)
Pinnacle Financial Partners, Inc.*	2,700	(52,677)
Prosperity Bancshares, Inc.	8,400	(353,052)
Signature Bank*	11,900	(725,543)
SVB Financial Group*	2,600	(152,672)
TCF Financial Corp.	23,100	(265,188)
Trustmark Corp.	26,763	(655,158)
UMB Financial Corp.	25,611	(1,312,052)
Umpqua Holdings Corp.	11,500	(151,340)
US Bancorp	9,100	(292,656)
Valley National Bancorp	110,578	(1,172,127)
Westamerica Bancorporation	4,600	(217,074)
Wintrust Financial Corp.	44,409	(1,576,520)
Zions Bancorporation	18,300	(355,386)

		(11,677,685)

Commercial Services & Supplies — (0.1)%
CBIZ, Inc.*	19,867	(118,010)
Cenveo, Inc.*	50,818	(98,079)
Clean Harbors, Inc.*	6,500	(366,730)
Coinstar, Inc.*	22,212	(1,525,076)
Covanta Holding Corp.	7,900	(135,485)
Geo Group, Inc. (The)*	16,900	(383,968)
Healthcare Services Group, Inc.	11,600	(224,808)
HNI Corp.	2,300	(59,225)
Innerworkings, Inc.*	2,900	(39,237)
Iron Mountain, Inc.	14,400	(474,624)
Mobile Mini, Inc.*	4,300	(61,920)
PHH Corp.*	10,363	(181,145)
Stericycle, Inc.*	5,400	(495,018)
Total System Services, Inc.	5,950	(142,384)
Waste Connections, Inc.	15,900	(475,728)

		(4,781,437)

Communications Equipment — (0.1)%
Acme Packet, Inc.*	10,500	(195,825)
Ciena Corp.*	96,516	(1,579,967)
Finisar Corp.*	39,700	(593,912)
Infinera Corp.*	33,900	(231,876)
JDS Uniphase Corp.*	27,985	(307,835)
Motorola Solutions, Inc.	12,182	(586,076)
Procera Networks, Inc.*	5,800	(140,998)
Viasat, Inc.*	15,300	(577,881)

		(4,214,370)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Computers & Peripherals — (0.1)%
3D Systems Corp.*	50,051	$(1,708,741)
Avid Technology, Inc.*	2,100	(15,603)
Dell, Inc.*	47,397	(593,410)
Hewlett-Packard Co.	14,801	(297,648)
International Business Machines Corp.	15,204	(2,973,598)
Intevac, Inc.*	4,900	(36,848)
NetApp, Inc.*	1,500	(47,730)
QLogic Corp.*	1,500	(20,535)
SanDisk Corp.*	19,000	(693,120)
Silicon Graphics International Corp.*	3,900	(25,038)
Western Digital Corp.*	23,900	(728,472)

		(7,140,743)

Construction & Engineering
Aegion Corp.*	8,200	(146,698)
Dycom Industries, Inc.*	14,800	(275,428)
Granite Construction, Inc.	4,900	(127,939)
MasTec, Inc.*	13,900	(209,056)
Trex Co., Inc.*	9,293	(279,626)

		(1,038,747)

Consumer Finance
American Express Co.	2,700	(157,167)
Capital One Financial Corp.	6,500	(355,290)
DFC Global Corp.*	11,817	(217,787)
Green Dot Corp. (Class A Stock)*	2,400	(53,088)

		(783,332)

Consumer Products & Services
Central Garden & Pet Co. (Class A Stock)*	66,200	(720,918)
Containers & Packaging
Aptargroup, Inc.	4,700	(239,935)
Myers Industries, Inc.	3,200	(54,912)
Rock-Tenn Co. (Class A Stock)	7,500	(409,125)

		(703,972)

Diversified Consumer Services
K12, Inc.*	9,600	(223,680)
Matthews International Corp. (Class A Stock)	11,500	(373,635)
Regis Corp.	69,872	(1,254,901)
Sotheby’s	24,510	(817,654)

		(2,669,870)

Diversified Financial Services
BGC Partners, Inc. (Class A Stock)	15,244	(89,482)
Boston Private Financial Holdings, Inc.	7,186	(64,171)
CME Group, Inc.	1,500	(402,165)
Federated Investors, Inc. (Class B Stock)	8,344	(182,316)
Franklin Resources, Inc.	6,497	(721,102)
Intercontinentalexchange, Inc.*	5,300	(720,694)
Leucadia National Corp.	1,600	(34,032)
MarketAxess Holdings, Inc.	6,700	(178,488)
MSCI, Inc. (Class A Stock)*	1,200	(40,824)
Penson Worldwide, Inc.*	32,656	(4,996)

		(2,438,270)

Diversified Telecommunication Services
AT&T, Inc.	57,325	(2,044,210)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
CenturyLink, Inc.	14,300	$(564,707)
Windstream Corp.	18,000	(173,880)

		(2,782,797)

Electric Utilities — (0.2)%
Cleco Corp.	2,500	(104,575)
Duke Energy Corp.	190,235	(4,386,819)
Edison International	24,570	(1,135,134)
Entergy Corp.	12,823	(870,553)
Exelon Corp.	1,880	(70,726)
FirstEnergy Corp.	500	(24,595)
Hawaiian Electric Industries, Inc.	22,600	(644,552)
NextEra Energy, Inc.	3,902	(268,497)
Northeast Utilities	4,500	(174,645)
Otter Tail Corp.	1,600	(36,592)
Pepco Holdings, Inc.	4,800	(93,936)
PPL Corp.	23,912	(664,993)
Southern Co. (The)	22,800	(1,055,640)
UIL Holdings Corp.	10,600	(380,116)

		(9,911,373)

Electrical Equipment — (0.1)%
Franklin Electric Co., Inc.	1,200	(61,356)
General Cable Corp.*	51,852	(1,345,041)
GrafTech International Ltd.*	32,700	(315,555)
II-VI, Inc.*	10,900	(181,703)
Regal-Beloit Corp.	4,200	(261,492)
Rockwell Automation, Inc.	12,915	(853,165)

		(3,018,312)

Electronic Equipment, Instruments & Components — (0.1)%
Agilent Technologies, Inc.	6,754	(265,027)
Badger Meter, Inc.	700	(26,285)
Checkpoint Systems, Inc.*	5,700	(49,647)
Cognex Corp.	6,900	(218,385)
FARO Technologies, Inc.*	2,300	(96,784)
FEI Co.*	10,900	(521,456)
FLIR Systems, Inc.	8,600	(167,700)
IPG Photonics Corp.*	16,100	(701,799)
Maxwell Technologies, Inc.*	12,500	(82,000)
Measurement Specialties, Inc.*	2,300	(74,773)
Molex, Inc.	1,700	(40,698)
National Instruments Corp.	14,700	(394,842)
Newport Corp.*	5,100	(61,302)
RealD, Inc.*	8,200	(122,672)
Rogers Corp.*	1,300	(51,493)
Trimble Navigation Ltd.*	2,900	(133,429)
TTM Technologies, Inc.*	27,059	(254,625)
Vishay Intertechnology, Inc.*	67,927	(640,552)

		(3,903,469)

Energy Equipment & Services — (0.1)%
Cameron International Corp.*	16,900	(721,799)
Diamond Offshore Drilling, Inc.	18,259	(1,079,655)
Dresser-Rand Group, Inc.*	11,900	(530,026)
Dril-Quip, Inc.*	9,300	(609,987)
Exterran Holdings, Inc.*	10,043	(128,048)
FMC Technologies, Inc.*	7,400	(290,302)
Hornbeck Offshore Services, Inc.*	11,200	(434,336)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
ION Geophysical Corp.*	42,600	$(280,734)
Lufkin Industries, Inc.	13,100	(711,592)
Newpark Resources, Inc.*	39,400	(232,460)
Noble Corp. (Switzerland)*	8,700	(283,011)

		(5,301,950)

Farming & Agriculture
Lorillard, Inc.	3,098	(408,781)
Universal Corp.	4,203	(194,725)

		(603,506)

Food & Staples Retailing
Casey’s General Stores, Inc.	2,300	(135,677)
CVS Caremark Corp.	6,720	(314,026)
Pricesmart, Inc.	8,300	(560,333)
Safeway, Inc.	6,650	(120,698)
United Natural Foods, Inc.*	9,400	(515,684)

		(1,646,418)

Food Products — (0.1)%
B&G Foods, Inc.	3,800	(101,080)
Chiquita Brands International, Inc.*	5,792	(28,960)
Flowers Foods, Inc.	12,550	(291,536)
H.J. Heinz Co.	14,390	(782,528)
Hain Celestial Group, Inc. (The)*	3,000	(165,120)
Hershey Co. (The)	39,343	(2,833,876)
Lancaster Colony Corp.	2,600	(185,146)
Mead Johnson Nutrition Co.	10,072	(810,897)
Nash Finch Co.	84	(1,804)
Smithfield Foods, Inc.*	28,620	(619,051)
Snyders-Lance, Inc.	7,000	(176,610)
Tootsie Roll Industries, Inc.	15,633	(373,003)
TreeHouse Foods, Inc.*	5,400	(336,366)
Whole Foods Market, Inc.	2,460	(234,487)

		(6,940,464)

Gas Utilities
AGL Resources, Inc.	3,000	(116,250)
National Fuel Gas Co.	12,120	(569,398)
Northwest Natural Gas Co.	5,700	(271,320)
Piedmont Natural Gas Co., Inc.	8,600	(276,834)
Questar Corp.	2,700	(56,322)

		(1,290,124)

Healthcare Equipment & Supplies — (0.1)%
Accuray, Inc.*	20,200	(138,168)
Align Technology, Inc.*	19,900	(665,854)
China Medical Technologies, Inc. (Cayman Islands), ADR*	21,046	(226,876)
DENTSPLY International, Inc.	8,800	(332,728)
DexCom, Inc.*	18,800	(243,648)
Edwards Lifesciences Corp.*	9,771	(1,009,344)
Endologix, Inc.*	16,900	(260,936)
HeartWare International, Inc.*	6,200	(550,560)
Insulet Corp.*	10,100	(215,837)
Johnson & Johnson	18,704	(1,263,642)
Medtronic, Inc.	17,496	(677,620)
Meridian Bioscience, Inc.	1,900	(38,874)
Neogen Corp.*	4,000	(184,800)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Healthcare Equipment & Supplies (continued)
NuVasive, Inc.*	9,500	$(240,920)
Orasure Technologies, Inc.*	4,600	(51,704)
Palomar Medical Technologies, Inc.*	4,000	(34,000)
Stryker Corp.	15,583	(858,623)
Varian Medical Systems, Inc.*	12,260	(745,040)
Volcano Corp.*	7,000	(200,550)
Wright Medical Group, Inc.*	8,700	(185,745)
Zimmer Holdings, Inc.	20,698	(1,332,123)

		(9,457,592)

Healthcare Providers & Services — (0.1)%
Air Methods Corp.*	3,300	(324,225)
Brookdale Senior Living, Inc.*	38,900	(690,086)
Coventry Health Care, Inc.	12,000	(381,480)
DaVita, Inc.*	7,400	(726,754)
Express Scripts Holding Co.*	10,800	(602,964)
Hanger, Inc.*	3,700	(94,868)
HealthSouth Corp.*	4,800	(111,648)
HMS Holdings Corp.*	24,600	(819,426)
IPC The Hospitalist Co., Inc.*	4,300	(194,876)
Mednax, Inc.*	7,100	(486,634)
Molina Healthcare, Inc.*	8,200	(192,372)
Omnicare, Inc.	7,789	(243,250)
Owens & Minor, Inc.	15,400	(471,702)
Patterson Cos., Inc.	7,900	(272,313)
PSS World Medical, Inc.*	20,800	(436,592)
Sun Healthcare Group, Inc.*	8,100	(67,797)
Sunrise Senior Living, Inc.*	3,300	(24,057)
VCA Antech, Inc.*	7,000	(153,860)

		(6,294,904)

Healthcare Technology
athenahealth, Inc.*	300	(23,751)
Merge Healthcare, Inc.*	16,800	(48,048)

		(71,799)

Hotels, Restaurants & Leisure — (0.2)%
BJ’s Restaurants, Inc.*	2,600	(98,800)
Carnival Corp. (Panama)	53,640	(1,838,243)
Choice Hotels International, Inc.	35,087	(1,401,024)
Gaylord Entertainment Co.*	73,930	(2,850,741)
Hyatt Hotels Corp. (Class A Stock)*	39,532	(1,469,009)
Las Vegas Sands Corp.	5,500	(239,195)
Marriott Vacations Worldwide Corp.*	7,300	(226,154)
MGM Resorts International*	55,977	(624,703)
Peet’s Coffee & Tea, Inc.*	5,900	(354,236)
Red Robin Gourmet Burgers, Inc.*	1,500	(45,765)
Scientific Games Corp. (Class A Stock)*	3,700	(31,635)
Starbucks Corp.	13,200	(703,824)
Starwood Hotels & Resorts Worldwide, Inc.	7,500	(397,800)
Vail Resorts, Inc.	14,400	(721,152)
WMS Industries, Inc.*	8,800	(175,560)
Wynn Resorts Ltd.	3,900	(404,508)

		(11,582,349)

Household Durables — (0.2)%
D.R. Horton, Inc.	212,250	(3,901,155)
DTS, Inc.*	7,375	(192,340)
Harman International Industries, Inc.	6,510	(257,796)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Household Durables (continued)
Lennar Corp. (Class A Stock)	191,970	$(5,933,793)
M/I Homes, Inc.*	3,800	(65,816)
MDC Holdings, Inc.	18,200	(594,594)
Ryland Group, Inc. (The)	18,100	(462,998)
Standard Pacific Corp.*	23,000	(142,370)
Toll Brothers, Inc.*	43,060	(1,280,174)

		(12,831,036)

Household Products
Church & Dwight Co., Inc.	33,416	(1,853,586)
Kimberly-Clark Corp.	5,110	(428,065)
WD-40 Co.	700	(34,867)

		(2,316,518)

Independent Power Producers & Energy Traders
Atlantic Power Corp. (Canada)	9,500	(121,695)

Industrial Conglomerates
Danaher Corp.	20,880	(1,087,430)

Insurance — (0.3)%
American Equity Investment Life Holding Co.	53,631	(590,477)
American International Group, Inc.*	19,622	(629,670)
AON PLC	24,779	(1,159,162)
Arch Capital Group Ltd. (Bermuda)*	13,293	(527,599)
Argo Group International Holdings Ltd. (Bermuda)	1,500	(43,905)
Arthur J. Gallagher & Co.	6,600	(231,462)
Assurant, Inc.	4,270	(148,767)
Berkshire Hathaway, Inc. (Class B Stock)*	8,500	(708,305)
Chubb Corp. (The)	20,523	(1,494,485)
Cincinnati Financial Corp.	9,200	(350,244)
CNO Financial Group, Inc.	204,528	(1,595,318)
Employers Holdings, Inc.	3,000	(54,120)
Fidelity National Financial, Inc. (Class A Stock)	39,611	(762,908)
First American Financial Corp.	13,500	(228,960)
Hartford Financial Services Group, Inc. (The)	26,000	(458,380)
Lincoln National Corp.	33,928	(742,005)
Markel Corp.*	900	(397,530)
Marsh & McLennan Cos., Inc.	700	(22,561)
MetLife, Inc.	28,805	(888,634)
MGIC Investment Corp.*	45,023	(129,666)
National Financial Partners Corp.*	49,360	(661,424)
Old Republic International Corp.	49,700	(412,013)
Platinum Underwriters Holdings Ltd. (Bermuda)	5,600	(213,360)
Progressive Corp. (The)	82,904	(1,726,890)
Protective Life Corp.	4,100	(120,581)
Radian Group, Inc.	24,644	(81,079)
RenaissanceRe Holdings Ltd. (Bermuda)	4,622	(351,318)
Selective Insurance Group, Inc.	5,900	(102,719)
Stewart Information Services Corp.	35,260	(541,241)
Torchmark Corp.	23,024	(1,163,863)
Tower Group, Inc.	1,600	(33,392)
Travelers Cos., Inc. (The)	14,480	(924,403)
W.R. Berkley Corp.	27,099	(1,054,693)

		(18,551,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Internet & Catalog Retail — (0.1)%
Amazon.com, Inc.*	2,800	$(639,380)
NetFlix, Inc.*	900	(61,623)
priceline.com, Inc.*	5,103	(3,391,046)
Shutterfly, Inc.*	15,100	(463,419)
TripAdvisor, Inc.*	9,500	(424,555)

		(4,980,023)

Internet Software & Services — (0.2)%
Active Network, Inc. (The)*	5,100	(78,489)
AOL, Inc.*	12,860	(361,109)
comScore, Inc.*	7,300	(120,158)
Constant Contact, Inc.*	2,200	(39,336)
Cornerstone OnDemand, Inc.*	8,200	(195,242)
DealerTrack Holdings, Inc.*	4,600	(138,506)
Earthlink, Inc.	11,000	(81,840)
Equinix, Inc.*	31,196	(5,479,577)
Rackspace Hosting, Inc.*	400	(17,576)
Responsys, Inc.*	5,900	(71,508)
VeriSign, Inc.*	71,830	(3,129,633)

		(9,712,974)

IT Services — (0.2)%
ACXiom Corp.*	6,600	(99,726)
Alliance Data Systems Corp.*	34,735	(4,689,225)
Automatic Data Processing, Inc.	16,540	(920,616)
Computer Sciences Corp.	25,200	(625,464)
Convergys Corp	71,600	(1,057,532)
FleetCor Technologies, Inc.*	2,300	(80,592)
Forrester Research, Inc.	1,200	(40,632)
Paychex, Inc.	15,240	(478,688)
SAIC, Inc.	26,076	(316,041)
Sapient Corp	14,500	(146,015)
ServiceSource International, Inc.*	29,700	(411,345)
VeriFone Systems, Inc.*	22,500	(744,525)
Wright Express Corp.*	6,500	(401,180)

		(10,011,581)

Leisure Equipment & Products
Callaway Golf Co.	23,100	(136,521)
Mattel, Inc.	28,880	(936,867)

		(1,073,388)

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc. (Class A Stock)* .	1,100	(110,011)
Furiex Pharmaceuticals, Inc.*	3,283	(68,779)
Luminex Corp.*	1,500	(36,735)
Waters Corp.*	1,100	(87,417)

		(302,942)

Machinery — (0.3)%
Actuant Corp. (Class A Stock)	4,700	(127,652)
Albany International Corp. (Class A Stock)	8,200	(153,422)
Blount International, Inc.*	6,600	(96,690)
Briggs & Stratton Corp	10,500	(183,645)
Caterpillar, Inc.	11,665	(990,475)
Chart Industries, Inc.*	30,423	(2,091,885)
CIRCOR International, Inc.	3,600	(122,724)
CLARCOR, Inc.	7,200	(346,752)
Colfax Corp.*	18,900	(521,073)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Machinery (continued)
EnPro Industries, Inc.*	5,500	$(205,535)
ITT Corp.	18,600	(327,360)
Joy Global, Inc.	12,700	(720,471)
Kaydon Corp.	12,100	(258,819)
Manitowoc Co., Inc. (The)	42,300	(494,910)
Meritor, Inc.*	7,388	(38,565)
Pall Corp.	13,300	(728,973)
Parker Hannifin Corp.	9,070	(697,302)
Pentair, Inc.	21,526	(824,015)
Proto Labs, Inc.*	1,000	(28,760)
SPX Corp.	7,700	(502,964)
Stanley Black & Decker, Inc.	8,400	(540,624)
Terex Corp.*	56,862	(1,013,849)
Titan International, Inc.	232,132	(5,694,198)
Watts Water Technologies, Inc. (Class A Stock)	7,600	(253,384)

		(16,964,047)

Manufacturing — (0.1)%
Dover Corp.	22,201	(1,190,196)
Eaton Corp.	48,883	(1,937,233)
General Electric Co.	51,800	(1,079,512)
Illinois Tool Works, Inc.	23,506	(1,243,232)

		(5,450,173)

Marine
Kirby Corp.*	3,900	(183,612)

Media — (0.2)%
Charter Communications, Inc. (Class A Stock)*	1,000	(70,870)
Discovery Communications, Inc. (Class A Stock)*	8,200	(442,800)
DreamWorks Animation SKG, Inc. (Class A Stock)*	9,300	(177,258)
Gannett Co., Inc.	32,484	(478,489)
Lamar Advertising Co. (Class A Stock)*	15,400	(440,440)
Liberty Global, Inc. (Class A Stock)*	14,400	(714,672)
Liberty Media Corp. - Liberty Capital (Class A Stock)*	4,433	(389,705)
New York Times Co. (The) (Class A Stock)* .	9,447	(73,687)
News Corp. (Class B Stock)	44,125	(993,695)
Nielsen Holdings NV (Netherlands)*	1,065	(27,924)
Scripps Networks Interactive, Inc. (Class A Stock)	26,403	(1,501,275)
Sirius XM Radio, Inc.*	1,050,515	(1,943,453)
Thomson Reuters Corp. (Canada)	7,200	(204,840)
Time Warner Cable, Inc.	6,133	(503,519)
Viacom, Inc. (Class B Stock)	9,379	(441,001)
Virgin Media, Inc.	72,761	(1,774,641)
Walt Disney Co/The	25,659	(1,244,462)
Washington Post Co. (The) (Class B Stock) .	4,013	(1,500,140)

		(12,922,871)

Metals & Mining — (0.2)%
AK Steel Holding Corp.	17,233	(101,158)
Alcoa, Inc.	92,789	(811,904)
Allegheny Technologies, Inc.	24,644	(785,897)
Allied Nevada Gold Corp.*	24,000	(681,120)
AM Castle & Co.*	8,946	(95,007)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Metals & Mining (continued)
AMCOL International Corp.	2,900	$(82,099)
ArcelorMittal (Luxembourg)	10,439	(159,404)
AuRico Gold, Inc. (Canada)*	36,885	(295,449)
Carpenter Technology Corp.	15,700	(751,088)
Cliffs Natural Resources, Inc.	30,384	(1,497,627)
Compass Minerals International, Inc.	2,900	(221,212)
Globe Specialty Metals, Inc.	13,400	(179,962)
Horsehead Holding Corp.*	11,500	(114,540)
Jaguar Mining, Inc. (Canada)*	27,488	(31,886)
Nucor Corp.	42,377	(1,606,088)
Royal Gold, Inc.	9,100	(713,440)
RTI International Metals, Inc.*	29,096	(658,442)
Sterlite Industries India Ltd. (India), ADR	4,716	(35,747)
Stillwater Mining Co.*	19,233	(164,250)
Tenaris SA (Luxembourg), ADR.	9,144	(319,766)
Thompson Creek Metals Co., Inc.
(Canada)*	83,271	(265,634)
Titanium Metals Corp.	40,900	(462,579)
United States Steel Corp.	24,118	(496,831)
Vale SA (Brazil), ADR	29,008	(575,809)
Yamana Gold, Inc. (Canada), TSX	1,641	(25,322)
Yamana Gold, Inc. (Canada), XLON.	2,087	(32,140)

		(11,164,401)

Multiline Retail
Fred’s, Inc. (Class A Stock)	5,800	(88,682)
J.C. Penney Co., Inc.	34,910	(813,752)
Saks, Inc.*	34,312	(365,423)

		(1,267,857)

Multi-Utilities — (0.1)%
Black Hills Corp.	1,200	(38,604)
CenterPoint Energy, Inc.	4,200	(86,814)
Consolidated Edison, Inc.	40,059	(2,491,269)
Integrys Energy Group, Inc.	12,400	(705,188)
MDU Resources Group, Inc.	6,810	(147,164)
Sempra Energy	4,200	(289,296)
Wisconsin Energy Corp.	33,974	(1,344,351)

		(5,102,686)

Office Electronics
Xerox Corp.	44,190	(347,775)

Oil, Gas & Consumable Fuels — (0.4)%
Alpha Natural Resources, Inc.*	81,800	(712,478)
Approach Resources, Inc.*	5,900	(150,686)
Arch Coal, Inc.	93,300	(642,837)
Bill Barrett Corp.*	16,900	(361,998)
Carrizo Oil & Gas, Inc.*	14,200	(333,842)
Chesapeake Energy Corp.	37,700	(701,220)
Cimarex Energy Co.	5,200	(286,624)
Clayton Williams Energy, Inc.*	1,800	(87,084)
Comstock Resources, Inc.*	20,800	(341,536)
Concho Resources, Inc.*	2,700	(229,824)
CONSOL Energy, Inc.	19,130	(578,491)
Continental Resources, Inc.*	4,500	(299,790)
CVR Energy, Inc. Escrow*	480	—
Encana Corp. (Canada)	21,850	(455,136)
Energy XXI Bermuda Ltd. (Bermuda)	14,630	(457,773)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	33,815	$(2,893,550)
Green Plains Renewable Energy, Inc.*	15,186	(94,761)
Kodiak Oil & Gas Corp. (Canada)*	69,000	(566,490)
Kosmos Energy Ltd.*	11,200	(123,760)
Newfield Exploration Co.*	6,073	(178,000)
Northern Oil and Gas, Inc.*	27,800	(443,132)
PDC Energy, Inc.*	1,800	(44,136)
PetroBakken Energy Ltd. (Canada) (Class A Stock)	1,428	(17,238)
Petrominerales Ltd. (Canada)	10,733	(121,524)
Petroquest Energy, Inc.*	27,200	(136,000)
Pioneer Natural Resources Co	6,729	(593,565)
Polarcus Ltd. (Cayman Islands)*	29,207	(20,296)
Range Resources Corp.	12,000	(742,440)
Resolute Energy Corp.*	27,000	(258,390)
Rex Energy Corp.*	19,100	(214,111)
Royal Dutch Shell PLC (United Kingdom)
(Class B Stock), ADR	59,944	(4,191,884)
Semgroup Corp. (Class A Stock)*	3,800	(121,334)
SM Energy Co.	6,100	(299,571)
Southwestern Energy Co.*	17,800	(568,354)
Teekay Corp. (Marshall Islands)	10,300	(301,584)
Tesoro Corp.*	24,324	(607,127)
TransCanada Corp (Canada)	9,255	(387,784)
Triangle Petroleum Corp.*	19,100	(106,578)
Ultra Petroleum Corp. (Canada)*	33,100	(763,617)
Western Refining, Inc.	238,907	(5,320,459)
Whiting Petroleum Corp.*	339	(13,940)

		(24,768,944)

Paper & Forest Products
International Paper Co.	13,463	(389,215)
Louisiana-Pacific Corp.*	50,300	(547,264)
Meadwestvaco Corp.	22,900	(658,375)
Sino-Forest Corp. (Canada)*	4,608	(5)

		(1,594,859)

Personal Products
Elizabeth Arden, Inc.*	4,100	(159,121)
Estee Lauder Cos., Inc. (The) (Class A Stock)	7,558	(409,039)

		(568,160)

Pharmaceuticals — (0.2)%
Akorn, Inc.*	26,200	(413,174)
Bristol-Myers Squibb Co.	21,078	(757,754)
Eli Lilly & Co.	54,389	(2,333,832)
Forest Laboratories, Inc.*	9,549	(334,120)
Hospira, Inc.*	16,155	(565,102)
Isis Pharmaceuticals, Inc.*	33,023	(396,276)
Map Pharmaceuticals, Inc.*	4,100	(61,418)
Nektar Therapeutics*	6,900	(55,683)
Pacira Pharmaceuticals, Inc.*	6,400	(102,656)
Perrigo Co.	6,100	(719,373)
Salix Pharmaceuticals Ltd.*	10,300	(560,732)
SXC Health Solutions Corp. (Canada)*	14,446	(1,433,188)
Viropharma, Inc.*	49,934	(1,183,436)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Vivus, Inc.*	26,100	$(744,894)
Warner Chilcott PLC (Ireland) (Class A Stock)*	9,958	(178,447)

		(9,840,085)

Pipelines
Spectra Energy Corp.	7,160	(208,070)

Professional Services
Advisory Board Co. (The)*	9,700	(481,023)
FTI Consulting, Inc.*	15,974	(459,252)
IHS, Inc. (Class A Stock)*	7,300	(786,429)
Mistras Group, Inc.*	1,900	(49,932)

		(1,776,636)

Real Estate
AV Homes, Inc.*	6,800	(99,144)

Real Estate Investment Trusts — (0.4)%
Acadia Realty Trust	1,300	(30,134)
Alexandria Real Estate Equities, Inc.	2,200	(159,984)
American Campus Communities, Inc.	11,358	(510,883)
Annaly Capital Management, Inc.	3,168	(53,159)
Apartment Investment & Management Co. (Class A Stock)	1,700	(45,951)
AvalonBay Communities, Inc.	3,860	(546,113)
BioMed Realty Trust, Inc.	67,932	(1,268,970)
Boston Properties, Inc.	10,103	(1,094,862)
BRE Properties, Inc.	1,000	(50,020)
DDR Corp.	136,395	(1,996,823)
Douglas Emmett, Inc.	37,550	(867,405)
DuPont Fabros Technology, Inc.	16,800	(479,808)
EastGroup Properties, Inc.	6,767	(360,681)
Entertainment Properties Trust	1,900	(78,109)
Equity One, Inc.	63,097	(1,337,656)
Equity Residential	4,000	(249,440)
Essex Property Trust, Inc.	2,900	(446,368)
Extra Space Storage, Inc.	8,775	(268,515)
Federal Realty Investment Trust	19,780	(2,058,900)
Health Care REIT, Inc.	27,586	(1,608,264)
Highwoods Properties, Inc.	13,900	(467,735)
Host Hotels & Resorts, Inc.	209,104	(3,308,025)
Hudson Pacific Properties, Inc.	3,300	(57,453)
Kilroy Realty Corp.	37,638	(1,822,056)
Lexington Realty Trust	49,585	(419,985)
Macerich Co. (The)	6,000	(354,300)
NorthStar Realty Finance Corp.	22,161	(115,680)
Plum Creek Timber Co., Inc.	18,200	(722,540)
Prologis, Inc.	1,324	(43,997)
Realty Income Corp.	20,392	(851,774)
Regency Centers Corp.	4,500	(214,065)
Retail Opportunity Investments Corp.	7,000	(84,420)
SL Green Realty Corp.	14,921	(1,197,261)
Strategic Hotels & Resorts, Inc.*	41,254	(266,501)
Tanger Factory Outlet Centers	8,600	(275,630)
Taubman Centers, Inc.	21,533	(1,661,486)
Ventas, Inc.	9,100	(574,392)
Washington Real Estate Investment Trust	40,598	(1,155,013)
Weingarten Realty Investors.	54,530	(1,436,320)

		(28,540,678)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Real Estate Management & Development
Howard Hughes Corp. (The)*	5,000	$(308,200)
St. Joe Co. (The)*	6,100	(96,441)

		(404,641)

Retail & Merchandising
Group 1 Automotive, Inc.	10,150	(462,943)
McDonald’s Corp.	7,830	(693,190)
Wal-Mart Stores, Inc.	22,929	(1,598,610)

		(2,754,743)

Road & Rail — (0.1)%
Arkansas Best Corp.	7,600	(95,760)
Avis Budget Group, Inc.*	39,545	(601,084)
Genesee & Wyoming, Inc. (Class A Stock)*	12,300	(649,932)
Hertz Global Holdings, Inc.*	518,127	(6,632,026)
Knight Transportation, Inc.	50,369	(805,400)

		(8,784,202)

Semiconductors & Semiconductor Equipment — (0.3)%
Advanced Energy Industries, Inc.*	6,700	(89,914)
Advanced Micro Devices, Inc.*	39,213	(224,690)
Applied Micro Circuits Corp.*	14,100	(80,652)
Atmel Corp.*	103,700	(694,790)
ATMI, Inc.*	1,800	(37,026)
Cavium, Inc.*	21,900	(613,200)
Cree, Inc.*	12,500	(320,875)
Cymer, Inc.*	10,500	(618,975)
Cypress Semiconductor Corp.*	34,280	(453,182)
Diodes, Inc.*	11,400	(213,978)
Freescale Semiconductor Holdings I Ltd.*	13,500	(138,375)
Integrated Device Technology, Inc.*	148,704	(835,716)
Intel Corp.	90,108	(2,401,379)
International Rectifier Corp.*	23,700	(473,763)
KLA-Tencor Corp.	21,057	(1,037,057)
Lam Research Corp.*	13,200	(498,168)
Linear Technology Corp.	17,215	(539,346)
Microchip Technology, Inc.	156,483	(5,176,458)
Micron Technology, Inc.*	70,700	(446,117)
Microsemi Corp.*	8,200	(151,618)
Nanometrics, Inc.*	2,100	(32,256)
NVIDIA Corp.*	18,818	(260,065)
Omnivision Technologies, Inc.*	18,800	(251,168)
Rambus, Inc.*	6,022	(34,566)
RF Micro Devices, Inc.*	67,800	(288,150)
Semtech Corp.*	10,300	(250,496)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR*	109,218	(1,524,683)
Teradyne, Inc.*	5,400	(75,924)
TriQuint Semiconductor, Inc.*	71,800	(394,900)
Xilinx, Inc.	44,005	(1,477,248)

		(19,634,735)

Software — (0.2)%
ACI Worldwide, Inc.*	10,400	(459,784)
Bottomline Technologies, Inc.*	7,600	(137,180)
Concur Technologies, Inc.*	13,100	(892,110)
Electronic Arts, Inc.*	63,499	(784,213)
Informatica Corp.*	900	(38,124)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Software (continued)
Interactive Intelligence Group, Inc.*	3,300	$(93,093)
Intuit, Inc.	3,860	(229,091)
Jive Software, Inc.*	8,600	(180,514)
NetSuite, Inc.*	1,900	(104,063)
QLIK Technologies, Inc.*	2,800	(61,936)
Realpage, Inc.*	5,200	(120,432)
Rovi Corp.*	9,500	(186,390)
Salesforce.com, Inc.*	45,712	(6,320,141)
Sourcefire, Inc.*	9,900	(508,860)
Synchronoss Technologies, Inc.*	14,600	(269,662)
Take-Two Interactive Software, Inc.*	57,594	(544,839)
Tangoe, Inc.*	13,800	(294,078)
TiVo, Inc.*	25,100	(207,577)
Ultimate Software Group, Inc.*	900	(80,208)
Verint Systems, Inc.*	23,640	(697,616)

		(12,209,911)

Specialty Retail — (0.1)%
Aaron’s, Inc.	6,200	(175,522)
Bed Bath & Beyond, Inc.*	1,770	(109,386)
Brown Shoe Co., Inc.	14,900	(192,359)
Cabela’s, Inc.*	12,200	(461,282)
CarMax, Inc.*	7,200	(186,768)
Collective Brands, Inc.*	24,200	(518,364)
DSW, Inc. (Class A Stock)	11,600	(631,040)
GNC Holdings, Inc. (Class A Stock)	2,100	(82,320)
Lumber Liquidators Holdings, Inc.*	9,000	(304,110)
Monro Muffler Brake, Inc.	7,300	(242,652)
O’Reilly Automotive, Inc.*	740	(61,990)
Pep Boys-Manny Moe & Jack (The)	22,400	(221,760)
Sonic Automotive, Inc. (Class A Stock)	175,528	(2,399,468)
Stage Stores, Inc.	6,500	(119,080)
Tiffany & Co.	8,300	(439,485)

		(6,145,586)

Telecommunications — (0.1)%
Consolidated Communications Holdings, Inc.	25,433	(376,408)
Level 3 Communications, Inc.*	103,853	(2,300,344)
Oclaro, Inc.*	29,279	(89,008)
TELUS Corp. (Canada)	20,206	(1,213,432)

		(3,979,192)

Textiles, Apparel & Luxury Goods — (0.1)%
Columbia Sportswear Co.	4,000	(214,480)
Fifth & Pacific Co., Inc.*	230,154	(2,469,552)
G-III Apparel Group Ltd.*	3,100	(73,439)
Hanesbrands, Inc.*	900	(24,957)
Iconix Brand Group, Inc.*	5,900	(103,073)
Jones Group, Inc. (The)	9,600	(91,776)
K-Swiss, Inc. (Class A Stock)*	12,100	(37,268)
NIKE, Inc. (Class B Stock)	1,400	(122,892)
Perry Ellis International, Inc.*	5,100	(105,825)
Skechers U.S.A., Inc. (Class A Stock)*	16,500	(336,105)
Under Armour, Inc. (Class A Stock)*	7,600	(718,048)

		(4,297,415)

Thrifts & Mortgage Finance
Astoria Financial Corp.	3,900	(38,220)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Brookline Bancorp, Inc.	5,900	$(52,215)
New York Community Bancorp, Inc.	30,800	(385,924)

		(476,359)

Tobacco
Altria Group, Inc.	75,368	(2,603,964)
Philip Morris International, Inc.	2,900	(253,054)
Reynolds American, Inc.	2,900	(130,123)

		(2,987,141)

Trading Companies & Distributors — (0.1)%
Air Lease Corp.*	18,700	(362,593)
Fastenal Co.	6,380	(257,178)
GATX Corp.	1,800	(69,300)
Kaman Corp.	13,694	(423,692)
TAL International Group, Inc.	4,000	(133,960)
Titan Machinery, Inc.*	20,755	(630,329)
United Rentals, Inc.*	61,102	(2,079,912)
Watsco, Inc.	4,600	(339,480)

		(4,296,444)

Transportation — (0.1)%
FedEx Corp.	10,995	(1,007,252)
Heartland Express, Inc.	73,325	(1,049,281)
Ultrapetrol Bahamas Ltd. (Bahamas)*	6,958	(8,210)
Werner Enterprises, Inc.	42,801	(1,022,516)

		(3,087,259)

Water Utilities
Aqua America, Inc.	18,400	(459,264)

Wireless Telecommunication Services
Crown Castle International Corp.*	2,900	(170,114)
Leap Wireless International, Inc.*	8,300	(53,369)
SBA Communications Corp. (Class A Stock)*	12,900	(735,945)

		(959,428)

TOTAL COMMON STOCKS (proceeds received $370,321,862)		(389,535,476)

EXCHANGE TRADED FUNDS — (0.1)%
SPDR Barclays Capital High Yield Bond	108,912	(4,297,668)
SPDR Gold Trust*	316	(49,040)
SPDR S&P 500 ETF Trust	8,005	(1,090,841)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $5,282,535)		(5,437,549)

PREFERRED STOCK
Insurance
Hartford Financial Services Group, Inc. (The) (PRFC Shares) (proceeds received 41,169)	2,200	(41,140)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATION — (0.1)%
Federal National Mortgage Assoc.
(proceeds received $3,265,312)
5.500%	TBA	$3,000	$(3,272,344)

TOTAL SECURITIES SOLD SHORT (proceeds received $378,910,878)			(398,286,509)

	Counterparty	Notional Amount (000) #		Value (Note 2)
OPTIONS WRITTEN*
Call Options
10 Year Euro-Bund Futures, expiring 07/27/12, Strike Price $144.00		EUR	1,600	(6,277)
Currency Option USD vs MXN, expiring 07/19/12, Strike Price $14.10	Hong Kong & Shanghai Bank		704	(1,374)
expiring 08/23/12, Strike Price $14.30	Hong Kong & Shanghai Bank		1,121	(6,919)
Human Genome Sciences, Inc., expiring 07/21/12, Strike Price $10.00			17	(55,275)
S&P 500 Index, expiring 07/21/12, Strike Price $1,360.00			10	(193,800)
expiring 07/21/12, Strike Price $1,400.00			38	(154,980)
expiring 07/21/12, Strike Price $1,420.00			13	(18,415)
expiring 08/18/12, Strike Price $1,380.00			6	(26,460)
Interest Rate Swap Options, Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank		2,600	(59,383)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.		1,100	(3,085)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.		900	(2,524)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase		1,000	(2,804)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase		700	(1,963)

	Counterparty	Notional Amount (000) #	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 1.06% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	$2,100	$(20,019)
Pay a fixed rate of 0.92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	3,500	(23,719)
Pay a fixed rate of 0.92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	2,400	(16,264)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	8,000	(125,930)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	1,200	(18,890)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets	1,300	(35,741)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	13,600	(373,906)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	4,100	(112,722)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	1,500	(41,240)

			(1,301,690)

Put Options
Interest Rate Swap Options, Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	4,100	(22,960)
S&P 500 Index, expiring 07/21/12, Strike Price $1,175.00		8	(2,370)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000) #	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 07/21/12, Strike Price $1,200.00		$35	$(19,030)
expiring 07/21/12, Strike Price $1,220.00		6	(5,040)
expiring 07/21/12, Strike Price $1,250.00		25	(36,830)
expiring 09/22/12, Strike Price $1,320.00		2	(57,800)
expiring 09/22/12, Strike Price $1,325.00		2	(70,000)
expiring 12/21/12, Strike Price $1,000.00		29	(285,000)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA, expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets	1,000	(1,473)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets	2,700	(4,202)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	500	(835)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	500	(835)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	300	(501)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	500	(1,322)
Interest Rate Swap Options, Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	1,200	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	300	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	600	—
Receive a fixed rate of 1.50% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	2,600	(1,280)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	500	(16)

	Counterparty	Notional Amount (000) #	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	$200	$(6)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	700	(22)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	UBS AG	100	(3)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,100	(152)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	900	(125)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	1,000	(138)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	700	(97)
Receive a fixed rate of 1.06% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	2,100	(244)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	3,500	(1,292)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	2,400	(886)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	$1,200	$(7,486)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	8,000	(49,906)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets	1,300	(4,437)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	13,600	(46,413)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	4,100	(13,992)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	1,500	(5,119)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	700	(1,331)

			(641,143)

TOTAL OPTIONS WRITTEN (premiums received $2,579,386)			(1,942,833)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 99.9% (cost $6,515,687,383)			6,552,894,802
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%			9,567,099

NET ASSETS — 100.0%			$6,562,461,901

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index

CVT	Convertible Security
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
FDIC	Federal Deposit Insurance Corp.
FNMA	Federal National Mortgage Assoc.
iBoxx	Bond Market Indices
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
TSX	Toronto Stock Exchange
UTS	Unit Trust Security
XLON	London Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,960,897; cash collateral of $61,786,151 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by U.S. Treasury Notes (coupon rates 1.50%-2.375%, maturity dates 10/31/ 14-07/31/16) and U.S. Treasury Inflationary Indexed Bonds (coupon rate 3.625%, maturity date 04/15/28), with the aggregate value, including accrued interest, of $55,875,650.

(n)	Rates shown are the effective yields at purchase date.

(q)	Exercise price and final cost determined on a future date, based upon the implied volatility.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
943	90 Day Euro Dollar	Sep. 2012	$234,597,163	$234,618,400	$21,237
22	90 Day Euro Dollar	Mar. 2015	5,416,475	5,450,774	34,299
10	90 Day Euro Dollar	Jun. 2015	2,455,875	2,474,875	19,000
92	5 Year Euro-Bobl	Sep. 2012	14,718,172	14,656,897	(61,275)
305	10 Year Euro-Bund	Sep. 2012	55,494,076	54,384,334	(1,109,742)
22	10 Year Japanese Bonds	Sep. 2012	39,478,326	39,546,884	68,558
77	10 Year U.K. Gilt	Sep. 2012	14,373,165	14,363,862	(9,303)
155	10 Year U.S. Treasury Notes	Sep. 2012	20,691,015	20,673,125	(17,890)
142	Amsterdam Index	Jul. 2012	10,491,726	11,042,643	550,917
52	DAX Index	Sep. 2012	10,302,898	10,547,898	245,000
6	Euro-BTP	Sep. 2012	747,710	762,795	15,085
63	FTSE 100 Index	Sep. 2012	5,384,145	5,449,390	65,245
4	Hang Seng Index	Jul. 2012	488,222	501,395	13,173
434	S&P 500	Sep. 2012	142,442,025	147,169,400	4,727,375
185	S&P 500 E-Mini	Sep. 2012	12,265,342	12,546,700	281,358
49	S&P/TSX 60 Index	Sep. 2012	6,309,261	6,366,487	57,226

					4,900,263

Short Positions:
166	2 Year U.S. Treasury Notes	Sep. 2012	36,574,016	36,551,125	22,891
160	3 Year Australian Bonds	Sep. 2012	49,030,542	48,992,819	37,723
60	5 Year U.S. Treasury Notes	Sep. 2012	7,428,211	7,438,125	(9,914)
49	10 Year Australian Bonds	Sep. 2012	47,467,288	47,445,270	22,018
292	10 Year Canadian Bonds	Sep. 2012	39,516,842	39,708,674	(191,832)
73	10 Year Mini Japanese Government Bonds	Sep. 2012	13,111,315	13,123,288	(11,973)
2	10 Year U.K. Gilt	Sep. 2012	373,651	373,087	564
200	CAC40 10 Euro	Jul. 2012	7,764,911	8,078,972	(314,061)
79	FTSE/MIB Index	Sep. 2012	6,554,828	7,146,189	(591,361)
5	IBEX 35 Index	Jul. 2012	412,200	442,033	(29,833)
349	S&P 500 E-Mini	Sep. 2012	22,878,587	23,669,180	(790,593)
7	SPI 200 Index	Sep. 2012	718,062	726,659	(8,597)
47	TOPIX Index	Sep. 2012	4,260,149	4,521,549	(261,400)

					(2,126,368)

					$2,773,895

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Commodity futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
58	Brent Crude	Aug. 2012	$5,494,300	$5,672,400	$178,100
71	Brent Crude	Sep. 2012	7,835,740	6,949,480	(886,260)
71	Brent Crude	Oct. 2012	6,911,330	6,940,250	28,920
70	Coffee ‘C’	Sep. 2012	4,122,581	4,480,868	358,287
22	Coffee ‘C’	Mar. 2013	1,364,043	1,461,900	97,857
124	Copper	Sep. 2012	10,361,587	10,839,146	477,559
109	Copper	Dec. 2012	10,164,387	9,555,210	(609,177)
313	Corn	Sep. 2012	8,300,513	9,836,025	1,535,512
304	Corn	Mar. 2013	8,358,235	9,785,005	1,426,770
63	Cotton No. 2	Dec. 2012	2,235,580	2,246,895	11,315
22	Cotton No. 2	May 2013	815,940	809,050	(6,890)
48	Gas Oil	Aug. 2012	3,951,600	4,047,600	96,000
44	Gasoline RBOB	Sep. 2012	4,691,647	4,726,260	34,613
48	Gasoline RBOB	Dec. 2012	5,312,333	4,746,059	(566,274)
190	Gold 100 OZ	Aug. 2012	30,349,130	30,479,800	130,670
29	Heating Oil	Aug. 2012	3,153,356	3,300,658	147,302
41	Heating Oil	Sep. 2012	4,556,542	4,669,376	112,834
19	Heating Oil	Apr. 2013	2,271,445	2,162,181	(109,264)
95	Lean Hogs	Aug. 2012	3,501,120	3,601,450	100,330
105	Lean Hogs	Oct. 2012	3,621,360	3,483,900	(137,460)
114	Live Cattle	Aug. 2012	5,400,040	5,492,520	92,480
102	Live Cattle	Apr. 2013	5,282,730	5,381,520	98,790
18	LME Copper	Sep. 2012	3,322,753	3,460,276	137,523
42	LME Nickel	Jul. 2012	4,631,166	4,209,156	(422,010)
54	LME Nickel	Sep. 2012	5,565,996	5,420,196	(145,800)
73	LME Nickel	Oct. 2012	9,042,696	7,335,186	(1,707,510)
7	LME Nickel	Dec. 2012	813,510	704,844	(108,666)
8	LME Nickel	Jan. 2013	886,920	806,400	(80,520)
34	LME Nickel	Apr. 2013	3,450,294	3,436,992	(13,302)
24	LME Nickel	May 2013	2,482,476	2,428,416	(54,060)
184	LME PRI Aluminum	Jul. 2012	9,568,275	8,660,651	(907,624)
334	LME PRI Aluminum	Aug. 2012	19,240,950	15,823,250	(3,417,700)
232	LME PRI Aluminum	Sep. 2012	11,377,150	11,075,101	(302,049)
221	LME PRI Aluminum	Oct. 2012	12,406,174	10,602,475	(1,803,699)
176	LME PRI Aluminum	Dec. 2012	10,102,481	8,541,500	(1,560,981)
39	LME PRI Aluminum	Jan. 2013	2,109,162	1,900,275	(208,887)
82	LME PRI Aluminum	Mar. 2013	4,132,112	4,032,862	(99,250)
71	LME PRI Aluminum	May 2013	3,761,687	3,520,269	(241,418)
126	LME Zinc	Jul. 2012	6,291,449	5,926,726	(364,723)
175	LME Zinc	Aug. 2012	8,523,644	8,233,750	(289,894)
118	LME Zinc	Sep. 2012	5,547,684	5,544,524	(3,160)
266	LME Zinc	Oct. 2012	14,207,574	12,492,024	(1,715,550)
216	LME Zinc	Dec. 2012	10,827,968	10,168,200	(659,768)
525	Natural Gas	Sep. 2012	12,297,700	14,873,250	2,575,550
152	Natural Gas	Mar. 2013	5,126,840	5,295,680	168,840
58	Silver	Sep. 2012	8,328,510	8,007,480	(321,030)
179	Soybean	Nov. 2012	11,939,552	12,778,360	838,808
320	Soybean	Jan. 2013	21,568,814	22,824,000	1,255,186
196	Soybean Oil	Dec. 2012	5,972,736	6,242,208	269,472
29	Soybean Oil	May 2013	913,092	937,512	24,420
218	Sugar #11 (World)	Oct. 2012	4,868,595	5,129,799	261,204
210	Sugar #11 (World)	May 2013	4,906,819	5,016,821	110,002
240	Wheat	Sep. 2012	7,753,063	9,087,000	1,333,937
232	Wheat	Dec. 2012	8,008,661	9,010,307	1,001,646
18	WTI Crude	Aug. 2012	1,482,090	1,529,280	47,190
144	WTI Crude	Sep. 2012	12,076,770	12,293,280	216,510
42	WTI Crude	Mar. 2013	4,065,530	3,693,900	(371,630)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Commodity futures contracts open at June 30, 2012 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
42	WTI Crude	Jun. 2013	$3,650,740	$3,722,460	$71,720

					(3,875,209)

Short Positions:
42	LME Nickel	Jul. 2012	4,330,632	4,209,156	121,476
10	LME Nickel	Sep. 2012	1,109,784	1,003,740	106,044
73	LME Nickel	Oct. 2012	8,525,742	7,335,186	1,190,556
7	LME Nickel	Dec. 2012	778,470	704,844	73,626
8	LME Nickel	Jan. 2013	837,624	806,400	31,224
11	LME Nickel	Apr. 2013	1,080,618	1,111,968	(31,350)
24	LME Nickel	May 2013	2,404,866	2,428,416	(23,550)
184	LME PRI Aluminum	Jul. 2012	9,002,099	8,660,652	341,447
334	LME PRI Aluminum	Aug. 2012	18,772,192	15,823,250	2,948,942
221	LME PRI Aluminum	Oct. 2012	12,803,562	10,602,475	2,201,087
176	LME PRI Aluminum	Dec. 2012	9,748,188	8,541,500	1,206,688
39	LME PRI Aluminum	Jan. 2013	2,062,212	1,900,275	161,937
23	LME PRI Aluminum	Mar. 2013	1,138,138	1,131,169	6,969
71	LME PRI Aluminum	May 2013	3,681,806	3,520,268	161,538
126	LME Zinc	Jul. 2012	5,969,206	5,926,724	42,482
175	LME Zinc	Aug. 2012	8,252,575	8,233,750	18,825
266	LME Zinc	Oct. 2012	13,694,412	12,492,024	1,202,388
115	LME Zinc	Dec. 2012	5,682,425	5,413,625	268,800
18	Natural Gas	Aug. 2012	467,310	508,320	(41,010)
					9,988,119

					$6,112,910

(1)	Cash of $4,001,590 and U.S. Treasury Securities with a market value of $48,954,360 has been segregated to cover requirement for open futures contracts as of June 30, 2012. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/03/12	Morgan Stanley	AUD	39	$39,221	$39,901	$680
Expiring 07/19/12	Barclays Capital Group	AUD	1,926	1,925,588	1,967,414	41,826
Expiring 07/19/12	Barclays Capital Group	AUD	1,105	1,122,912	1,128,760	5,848
Expiring 07/19/12	Credit Suisse First Boston Corp.	AUD	709	710,810	724,245	13,435
Expiring 07/19/12	Royal Bank of Canada	AUD	1,838	1,856,038	1,877,522	21,484
Expiring 07/19/12	UBS AG	AUD	1,622	1,601,702	1,656,877	55,175
Expiring 09/19/12	Morgan Stanley	AUD	12,976	12,954,479	13,178,579	224,100
Expiring 09/19/12	Morgan Stanley	AUD	4,115	4,026,938	4,178,917	151,979
Expiring 09/19/12	Morgan Stanley	AUD	3,842	3,855,494	3,902,396	46,902
Expiring 09/19/12	Morgan Stanley	AUD	3,348	3,271,833	3,400,039	128,206
Expiring 09/19/12	Morgan Stanley	AUD	3,161	3,185,685	3,210,051	24,366
Expiring 09/19/12	Morgan Stanley	AUD	3,049	3,065,274	3,097,100	31,826
Expiring 09/19/12	Morgan Stanley	AUD	3,034	2,969,475	3,081,545	112,070
Expiring 09/19/12	Morgan Stanley	AUD	2,714	2,734,888	2,762,058	27,170
Expiring 09/19/12	Morgan Stanley	AUD	2,431	2,443,960	2,469,335	25,375
Expiring 09/19/12	Morgan Stanley	AUD	1,608	1,605,223	1,632,992	27,769
Expiring 09/19/12	UBS AG	AUD	3,400	3,354,342	3,453,165	98,823
Expiring 09/19/12	UBS AG	AUD	800	806,357	812,510	6,153
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	291	140,000	143,770	3,770
Expiring 08/02/12	Barclays Capital Group	BRL	209	101,000	103,390	2,390
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	544	260,000	268,634	8,634
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	205	99,000	101,245	2,245

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (continued)
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	141	$70,000	$69,816	$(184)
Expiring 08/02/12	Morgan Stanley	BRL	1,274	646,353	629,865	(16,488)
Expiring 08/02/12	UBS AG	BRL	907	450,000	448,151	(1,849)
Expiring 08/02/12	UBS AG	BRL	706	356,647	348,924	(7,723)
Expiring 08/02/12	UBS AG	BRL	521	260,000	257,647	(2,353)
Expiring 08/02/12	UBS AG	BRL	303	150,000	149,643	(357)
Expiring 08/02/12	UBS AG	BRL	263	130,000	129,948	(52)
British Pound,
Expiring 07/03/12	Hong Kong & Shanghai Bank	GBP	91	142,635	142,518	(117)
Expiring 09/12/12	Barclays Capital Group	GBP	90	139,454	140,925	1,471
Expiring 09/12/12	BNP Paribas	GBP	312	486,286	488,542	2,256
Expiring 09/12/12	Credit Suisse First Boston Corp.	GBP	351	549,192	549,609	417
Expiring 09/12/12	Deutsche Bank	GBP	481	748,137	753,169	5,032
Expiring 09/12/12	Deutsche Bank	GBP	362	563,047	566,834	3,787
Expiring 09/12/12	Hong Kong & Shanghai Bank	GBP	152	234,804	238,008	3,204
Expiring 09/12/12	JPMorgan Chase	GBP	165	256,748	258,363	1,615
Expiring 09/12/12	Morgan Stanley	GBP	160	248,778	250,535	1,757
Expiring 09/12/12	Royal Bank of Canada	GBP	1,585	2,452,233	2,481,854	29,621
Expiring 09/12/12	Royal Bank of Canada	GBP	306	476,210	479,146	2,936
Expiring 09/12/12	Royal Bank of Canada	GBP	174	270,033	272,456	2,423
Expiring 09/12/12	UBS AG	GBP	2,258	3,498,333	3,535,663	37,330
Expiring 09/19/12	Morgan Stanley	GBP	20,728	31,835,256	32,456,677	621,421
Expiring 09/19/12	Morgan Stanley	GBP	13,808	21,206,630	21,620,581	413,951
Expiring 09/19/12	Morgan Stanley	GBP	1,666	2,583,286	2,607,869	24,583
Expiring 09/19/12	UBS AG	GBP	1,563	2,425,983	2,446,577	20,594
Expiring 09/19/12	UBS AG	GBP	625	972,118	978,631	6,513
Expiring 09/19/12	UBS AG	GBP	500	784,272	782,905	(1,367)
Canadian Dollar,
Expiring 07/10/12	Royal Bank of Scotland	CAD	989	963,308	970,778	7,470
Expiring 09/19/12	Morgan Stanley	CAD	10,384	9,986,216	10,180,238	194,022
Expiring 09/19/12	Morgan Stanley	CAD	6,889	6,624,718	6,753,429	128,711
Expiring 09/19/12	Morgan Stanley	CAD	2,236	2,172,170	2,192,179	20,009
Expiring 09/19/12	UBS AG	CAD	2,800	2,728,301	2,745,091	16,790
Expiring 09/19/12	UBS AG	CAD	1,400	1,369,124	1,372,546	3,422
Expiring 09/19/12	UBS AG	CAD	1,200	1,166,362	1,176,468	10,106
Expiring 09/19/12	UBS AG	CAD	700	687,080	687,646	566
Expiring 09/20/12	Credit Suisse First Boston Corp.	CAD	746	726,870	731,356	4,486
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	8,048	1,276,421	1,260,176	(16,245)
Expiring 02/01/13	Barclays Capital Group	CNY	797	126,376	124,768	(1,608)
Expiring 02/01/13	Citigroup Global Markets	CNY	13,990	2,228,688	2,190,552	(38,136)
Expiring 02/01/13	Deutsche Bank	CNY	16,667	2,633,353	2,609,735	(23,618)
Expiring 02/01/13	JPMorgan Chase	CNY	1,963	308,124	307,411	(713)
Expiring 08/05/13	Deutsche Bank	CNY	8,000	1,277,139	1,248,065	(29,074)
Expiring 08/05/13	Deutsche Bank	CNY	2,000	319,285	312,016	(7,269)
Expiring 08/05/13	UBS AG	CNY	25,466	4,032,607	3,972,889	(59,718)
Expiring 08/05/13	UBS AG	CNY	5,232	828,472	816,203	(12,269)
Expiring 04/25/14	Barclays Capital Group	CNY	1,972	324,000	304,513	(19,487)
Expiring 04/25/14	Citigroup Global Markets	CNY	4,685	768,000	723,587	(44,413)
Expiring 04/25/14	Citigroup Global Markets	CNY	1,604	264,000	247,714	(16,286)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	2,814	462,000	434,569	(27,431)
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	1,308	215,000	202,069	(12,931)
Expiring 04/25/14	JPMorgan Chase	CNY	2,811	462,000	434,212	(27,788)
Expiring 04/25/14	JPMorgan Chase	CNY	1,793	294,000	276,998	(17,002)
Expiring 04/25/14	Royal Bank of Scotland	CNY	4,687	768,000	723,884	(44,116)
Expiring 04/25/14	UBS AG	CNY	1,318	216,000	203,509	(12,491)
Expiring 04/25/14	UBS AG	CNY	1,311	216,000	202,508	(13,492)
Expiring 09/08/15	Barclays Capital Group	CNY	1,596	260,000	237,860	(22,140)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,448	571,428	513,702	(57,726)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,530	$252,893	$227,967	$(24,926)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,090	177,000	162,455	(14,545)
Expiring 09/08/15	Morgan Stanley	CNY	738	120,000	109,961	(10,039)
Expiring 09/08/15	Morgan Stanley	CNY	554	90,000	82,537	(7,463)
Euro,
Expiring 07/03/12	BNP Paribas	EUR	5,069	6,457,206	6,415,042	(42,164)
Expiring 07/03/12	JPMorgan Chase	EUR	5,068	6,462,587	6,413,777	(48,810)
Expiring 07/16/12	Deutsche Bank	EUR	2,679	3,348,099	3,390,755	42,656
Expiring 07/16/12	Royal Bank of Canada	EUR	376	473,286	475,895	2,609
Expiring 07/16/12	UBS AG	EUR	4,107	5,136,354	5,198,145	61,791
Expiring 08/02/12	BNP Paribas	EUR	10,137	12,654,321	12,832,136	177,815
Expiring 08/30/12	Royal Bank of Scotland	EUR	39	49,184	49,478	294
Expiring 08/30/12	Royal Bank of Scotland	EUR	38	48,309	48,637	328
Expiring 09/14/12	Citigroup Global Markets	EUR	209	265,413	264,691	(722)
Expiring 09/14/12	Royal Bank of Canada	EUR	461	580,636	583,840	3,204
Expiring 09/19/12	Morgan Stanley	EUR	6,908	8,650,015	8,749,021	99,006
Expiring 09/19/12	Morgan Stanley	EUR	5,136	6,431,158	6,504,767	73,609
Expiring 09/19/12	Morgan Stanley	EUR	4,930	6,253,718	6,243,821	(9,897)
Expiring 09/19/12	Morgan Stanley	EUR	4,159	5,230,042	5,267,692	37,650
Expiring 09/19/12	Morgan Stanley	EUR	4,054	5,102,101	5,134,094	31,993
Expiring 09/19/12	Morgan Stanley	EUR	3,735	4,738,035	4,730,536	(7,499)
Expiring 09/19/12	Morgan Stanley	EUR	3,510	4,373,857	4,444,898	71,041
Expiring 09/19/12	Morgan Stanley	EUR	2,954	3,714,834	3,741,576	26,742
Expiring 09/19/12	Morgan Stanley	EUR	2,901	3,651,770	3,674,669	22,899
Expiring 09/19/12	Morgan Stanley	EUR	2,845	3,556,470	3,603,277	46,807
Expiring 09/19/12	Morgan Stanley	EUR	2,730	3,473,096	3,457,623	(15,473)
Expiring 09/19/12	Morgan Stanley	EUR	2,328	2,901,555	2,948,682	47,127
Expiring 09/19/12	Morgan Stanley	EUR	2,054	2,613,082	2,601,441	(11,641)
Expiring 09/19/12	Morgan Stanley	EUR	1,556	1,977,406	1,970,548	(6,858)
Expiring 09/19/12	Morgan Stanley	EUR	1,393	1,770,817	1,764,676	(6,141)
Expiring 09/19/12	Morgan Stanley	EUR	947	1,183,293	1,198,866	15,573
Expiring 09/19/12	Royal Bank of Scotland	EUR	32	40,224	40,733	509
Expiring 09/19/12	UBS AG	EUR	2,000	2,506,774	2,533,065	26,291
Expiring 09/19/12	UBS AG	EUR	1,000	1,254,320	1,266,532	12,212
Expiring 09/19/12	UBS AG	EUR	1,000	1,268,168	1,266,532	(1,636)
Expiring 09/19/12	UBS AG	EUR	250	311,182	316,633	5,451
Expiring 01/28/13	Royal Bank of Scotland	EUR	576	735,218	731,234	(3,984)
Hong Kong Dollar,
Expiring 08/17/12	UBS AG	HKD	18,291	2,356,672	2,358,164	1,492
Hungarian Forint,
Expiring 08/14/12	Deutsche Bank	HUF	206,647	910,000	909,105	(895)
Indian Rupee,
Expiring 07/12/12	JPMorgan Chase	INR	235,050	4,601,607	4,197,835	(403,772)
Expiring 07/12/12	JPMorgan Chase	INR	86,103	1,852,464	1,537,733	(314,731)
Expiring 07/12/12	JPMorgan Chase	INR	20,312	437,008	362,761	(74,247)
Expiring 10/03/12	Hong Kong & Shanghai Bank	INR	11,168	192,288	196,266	3,978
Expiring 10/03/12	Hong Kong & Shanghai Bank	INR	795	13,685	13,968	283
Indonesia Rupiah,
Expiring 07/02/12	JPMorgan Chase	IDR	23	2	2	—
Expiring 07/02/12	UBS AG	IDR	101,030	10,725	10,752	27
Expiring 01/30/13	Morgan Stanley	IDR	101,030	10,312	10,447	135
Japanese Yen,
Expiring 09/10/12	Deutsche Bank	JPY	97,907	1,245,921	1,226,101	(19,820)
Expiring 09/10/12	JPMorgan Chase	JPY	17,135	215,262	214,584	(678)
Expiring 09/10/12	Morgan Stanley	JPY	193,628	2,461,758	2,424,826	(36,932)
Expiring 09/10/12	Morgan Stanley	JPY	57,725	725,571	722,897	(2,674)
Expiring 09/10/12	UBS AG	JPY	9,495	119,625	118,907	(718)
Expiring 09/19/12	Morgan Stanley	JPY	1,234,142	15,705,548	15,457,168	(248,380)
Expiring 09/19/12	Morgan Stanley	JPY	822,108	10,462,047	10,296,592	(165,455)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued)
Expiring 09/19/12	Morgan Stanley	JPY	92,269	$1,150,791	$1,155,638	$4,847
Expiring 09/19/12	Morgan Stanley	JPY	51,861	657,988	649,542	(8,446)
Expiring 09/19/12	UBS AG	JPY	225,000	2,828,037	2,818,041	(9,996)
Expiring 09/19/12	UBS AG	JPY	87,500	1,099,361	1,095,905	(3,456)
Expiring 09/19/12	UBS AG	JPY	87,500	1,099,545	1,095,905	(3,640)
Malaysian Ringgit,
Expiring 07/16/12	UBS AG	MYR	6	1,742	1,752	10
Expiring 07/16/12	UBS AG	MYR	6	1,728	1,738	10
Mexican Peso,
Expiring 07/23/12	UBS AG	MXN	2,905	211,000	217,231	6,231
Expiring 08/15/12	Barclays Capital Group	MXN	8,258	595,000	616,115	21,115
Expiring 08/15/12	Barclays Capital Group	MXN	1,432	102,000	106,815	4,815
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	1,095	78,000	81,689	3,689
Expiring 08/15/12	JPMorgan Chase	MXN	8,363	606,000	623,988	17,988
Expiring 08/15/12	JPMorgan Chase	MXN	1,282	98,102	95,678	(2,424)
Expiring 08/15/12	Morgan Stanley	MXN	20,829	1,501,692	1,554,054	52,362
Expiring 08/15/12	Morgan Stanley	MXN	16,002	1,150,000	1,193,874	43,874
Expiring 08/15/12	Morgan Stanley	MXN	1,432	102,000	106,858	4,858
Expiring 08/15/12	Morgan Stanley	MXN	1,348	98,000	100,543	2,543
Expiring 08/15/12	Morgan Stanley	MXN	1,219	88,000	90,947	2,947
Expiring 08/15/12	UBS AG	MXN	14,138	1,017,000	1,054,814	37,814
Expiring 08/15/12	UBS AG	MXN	5,989	430,308	446,853	16,545
Expiring 08/15/12	UBS AG	MXN	5,401	385,000	402,934	17,934
Expiring 08/15/12	UBS AG	MXN	2,128	152,000	158,740	6,740
Expiring 08/15/12	UBS AG	MXN	2,064	147,000	154,026	7,026
Expiring 08/15/12	UBS AG	MXN	1,279	93,000	95,403	2,403
Expiring 08/15/12	UBS AG	MXN	558	40,614	41,649	1,035
Expiring 08/27/12	Morgan Stanley	MXN	2,601	187,000	193,795	6,795
Expiring 08/27/12	UBS AG	MXN	2,698	194,000	201,022	7,022
New Zealand Dollar,
Expiring 09/19/12	Morgan Stanley	NZD	6,361	4,987,619	5,062,846	75,227
Norwegian Krone,
Expiring 12/21/12	Royal Bank of Scotland	NOK	1,605	280,344	268,056	(12,288)
Philippine Peso,
Expiring 10/31/12	Citigroup Global Markets	PHP	27	608	626	18
Singapore Dollar,
Expiring 08/03/12	Citigroup Global Markets	SGD	1	1,010	997	(13)
Expiring 08/03/12	UBS AG	SGD	80	65,093	63,475	(1,618)
Expiring 08/03/12	UBS AG	SGD	12	9,847	9,602	(245)
South Korean Won,
Expiring 07/12/12	BNP Paribas	KRW	358,177	307,000	312,433	5,433
Expiring 07/12/12	Citigroup Global Markets	KRW	191,454	164,000	167,002	3,002
Expiring 07/12/12	Citigroup Global Markets	KRW	60	53	52	(1)
Expiring 07/12/12	Deutsche Bank	KRW	1,279,217	1,114,203	1,115,844	1,641
Expiring 07/12/12	JPMorgan Chase	KRW	191,454	164,000	167,002	3,002
Expiring 07/12/12	UBS AG	KRW	258,971	229,706	225,897	(3,809)
Expiring 09/28/12	Barclays Capital Group	KRW	58,913	50,736	51,130	394
Expiring 09/28/12	Barclays Capital Group	KRW	60	52	52	—
Swedish Krona,
Expiring 09/19/12	Morgan Stanley	SEK	37,347	5,305,469	5,382,833	77,364
Expiring 09/19/12	Morgan Stanley	SEK	34,800	4,809,227	5,015,628	206,401
Expiring 09/19/12	Morgan Stanley	SEK	26,662	3,787,533	3,842,762	55,229
Expiring 09/19/12	Morgan Stanley	SEK	23,800	3,349,792	3,430,262	80,470
Expiring 09/19/12	Morgan Stanley	SEK	23,135	3,197,133	3,334,346	137,213
Expiring 09/19/12	Morgan Stanley	SEK	22,017	3,107,508	3,173,290	65,782
Expiring 09/19/12	Morgan Stanley	SEK	16,985	2,390,645	2,448,074	57,429
Expiring 09/19/12	Morgan Stanley	SEK	15,659	2,210,162	2,256,948	46,786
Expiring 09/19/12	UBS AG	SEK	8,000	1,092,033	1,153,032	60,999
Expiring 09/19/12	UBS AG	SEK	6,000	857,810	864,774	6,964

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swedish Krona (continued)
Expiring 09/19/12	UBS AG	SEK	4,000	$566,948	$576,516	$9,568
Expiring 09/19/12	UBS AG	SEK	2,000	281,536	288,258	6,722
Expiring 09/19/12	UBS AG	SEK	2,000	286,594	288,102	1,508
Swiss Franc,
Expiring 09/19/12	Morgan Stanley	CHF	7,942	8,283,028	8,385,516	102,488
Expiring 09/19/12	Morgan Stanley	CHF	6,940	7,297,723	7,327,147	29,424
Expiring 09/19/12	Morgan Stanley	CHF	5,698	5,943,085	6,016,620	73,535
Expiring 09/19/12	Morgan Stanley	CHF	5,255	5,506,424	5,548,916	42,492
Expiring 09/19/12	Morgan Stanley	CHF	4,829	5,047,740	5,098,951	51,211
Expiring 09/19/12	Morgan Stanley	CHF	4,678	4,961,316	4,938,940	(22,376)
Expiring 09/19/12	Morgan Stanley	CHF	3,893	4,094,241	4,110,749	16,508
Expiring 09/19/12	Morgan Stanley	CHF	3,654	3,816,560	3,857,557	40,997
Expiring 09/19/12	Morgan Stanley	CHF	3,580	3,796,870	3,779,746	(17,124)
Expiring 09/19/12	Morgan Stanley	CHF	3,490	3,648,278	3,685,291	37,013
Expiring 09/19/12	Morgan Stanley	CHF	2,621	2,748,473	2,766,926	18,453
Expiring 09/19/12	Morgan Stanley	CHF	2,364	2,458,569	2,495,843	37,274
Expiring 09/19/12	Morgan Stanley	CHF	2,009	2,089,667	2,121,348	31,681
Expiring 09/19/12	Morgan Stanley	CHF	1,949	2,043,983	2,057,706	13,723
Expiring 09/19/12	Morgan Stanley	CHF	713	744,704	752,715	8,011
Expiring 09/19/12	Morgan Stanley	CHF	597	623,434	630,141	6,707
Expiring 09/19/12	UBS AG	CHF	875	913,895	923,881	9,986
Expiring 09/19/12	UBS AG	CHF	500	522,858	527,932	5,074
Expiring 09/19/12	UBS AG	CHF	500	528,573	527,933	(640)
Expiring 09/19/12	UBS AG	CHF	250	259,414	263,966	4,552
Expiring 09/19/12	UBS AG	CHF	125	130,227	131,983	1,756
Expiring 09/19/12	UBS AG	CHF	125	131,450	131,983	533

				$435,836,695	$438,873,490	$3,036,795

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/19/12	Hong Kong & Shanghai Bank	AUD	926	$912,379	$945,912	$(33,533)
Expiring 07/19/12	Morgan Stanley	AUD	4,936	4,803,715	5,042,137	(238,422)
Expiring 07/19/12	Morgan Stanley	AUD	2,081	2,060,086	2,125,747	(65,661)
Expiring 07/19/12	Morgan Stanley	AUD	123	121,764	125,645	(3,881)
Expiring 07/19/12	Morgan Stanley	AUD	79	76,623	80,699	(4,076)
Expiring 07/19/12	Royal Bank of Canada	AUD	2,012	1,985,261	2,055,264	(70,003)
Expiring 07/19/12	Westpac Banking Corp.	AUD	13,313	12,956,212	13,599,265	(643,053)
Expiring 07/19/12	Westpac Banking Corp.	AUD	473	466,037	483,170	(17,133)
Expiring 09/19/12	Morgan Stanley	AUD	46,806	45,181,312	47,537,346	(2,356,034)
Expiring 09/19/12	Morgan Stanley	AUD	31,115	30,035,115	31,601,333	(1,566,218)
Expiring 09/19/12	Morgan Stanley	AUD	1,477	1,476,831	1,500,254	(23,423)
Expiring 09/19/12	Morgan Stanley	AUD	1,154	1,153,338	1,171,630	(18,292)
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	996	509,225	492,082	17,143
Expiring 08/02/12	Barclays Capital Group	BRL	257	131,602	127,172	4,430
Expiring 08/02/12	Barclays Capital Group	BRL	94	46,000	46,000	—
Expiring 08/02/12	Barclays Capital Group	BRL	35	17,630	17,036	594
Expiring 08/02/12	Goldman Sachs & Co.	BRL	192	94,340	94,340	—
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	279	136,000	136,000	—
British Pound,
Expiring 07/03/12	Barclays Capital Group	GBP	90	139,482	140,952	(1,470)
Expiring 09/12/12	BNP Paribas	GBP	16,604	25,673,121	25,999,181	(326,060)
Expiring 09/12/12	BNP Paribas	GBP	1,779	2,750,692	2,785,627	(34,935)
Expiring 09/12/12	BNP Paribas	GBP	1,368	2,132,177	2,142,067	(9,890)
Expiring 09/12/12	BNP Paribas	GBP	642	1,000,627	1,005,268	(4,641)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued)
Expiring 09/12/12	BNP Paribas	GBP	305		$471,591	$477,580	$(5,989)
Expiring 09/12/12	JPMorgan Chase	GBP	149		231,730	233,310	(1,580)
Expiring 09/12/12	Royal Bank of Canada	GBP	391		612,165	612,243	(78)
Expiring 09/12/12	UBS AG	GBP	952		1,474,939	1,490,678	(15,739)
Expiring 09/12/12	UBS AG	GBP	545		850,813	853,382	(2,569)
Expiring 09/19/12	Morgan Stanley	GBP	5,467		8,530,688	8,560,787	(30,099)
Expiring 09/19/12	Morgan Stanley	GBP	2,377		3,724,370	3,721,172	3,198
Expiring 09/19/12	Morgan Stanley	GBP	2,301		3,548,388	3,602,476	(54,088)
Expiring 09/19/12	Morgan Stanley	GBP	2,152		3,374,463	3,369,297	5,166
Expiring 09/19/12	Morgan Stanley	GBP	2,037		3,191,546	3,188,805	2,741
Expiring 09/19/12	Morgan Stanley	GBP	433		672,842	677,537	(4,695)
Expiring 09/19/12	Morgan Stanley	GBP	432		671,079	675,761	(4,682)
Canadian Dollar,
Expiring 07/06/12	Morgan Stanley	CAD	1,471		1,443,000	1,447,074	(4,074)
Expiring 07/10/12	Royal Bank of Scotland	CAD	420		419,432	412,017	7,415
Expiring 07/10/12	Royal Bank of Scotland	CAD	207		210,713	203,321	7,392
Expiring 07/10/12	Royal Bank of Scotland	CAD	175		173,908	172,154	1,754
Expiring 07/10/12	Royal Bank of Scotland	CAD	130		131,482	127,715	3,767
Expiring 07/10/12	Royal Bank of Scotland	CAD	106		104,105	104,370	(265)
Expiring 07/10/12	Royal Bank of Scotland	CAD	62		62,598	60,591	2,007
Expiring 07/10/12	Royal Bank of Scotland	CAD	58		57,390	56,515	875
Expiring 07/10/12	Royal Bank of Scotland	CAD	56		57,233	55,225	2,008
Expiring 07/10/12	Royal Bank of Scotland	CAD	34		33,446	32,973	473
Expiring 07/10/12	Royal Bank of Scotland	CAD	7		6,928	6,961	(33)
Expiring 07/10/12	Royal Bank of Scotland	CAD	3		2,811	2,849	(38)
Expiring 07/13/12	Royal Bank of Scotland	CAD	144		143,163	141,140	2,023
Expiring 07/13/12	Royal Bank of Scotland	CAD	50		50,564	49,058	1,506
Expiring 07/13/12	Royal Bank of Scotland	CAD	14		14,093	13,667	426
Expiring 07/16/12	Royal Bank of Scotland	CAD	474		476,724	465,553	11,171
Expiring 07/16/12	Royal Bank of Scotland	CAD	324		326,257	318,461	7,796
Expiring 07/16/12	Royal Bank of Scotland	CAD	235		236,534	230,788	5,746
Expiring 07/16/12	Royal Bank of Scotland	CAD	221		220,893	217,370	3,523
Expiring 07/16/12	Royal Bank of Scotland	CAD	96		95,910	93,868	2,042
Expiring 07/16/12	Royal Bank of Scotland	CAD	96		95,017	93,868	1,149
Expiring 07/16/12	Royal Bank of Scotland	CAD	90		90,631	88,487	2,144
Expiring 07/16/12	Royal Bank of Scotland	CAD	71		70,608	69,798	810
Expiring 07/16/12	Royal Bank of Scotland	CAD	71		70,839	69,436	1,403
Expiring 07/16/12	Royal Bank of Scotland	CAD	67		66,517	65,348	1,169
Expiring 07/16/12	Royal Bank of Scotland	CAD	40		40,415	39,400	1,015
Expiring 07/16/12	Royal Bank of Scotland	CAD	37		37,109	36,421	688
Expiring 07/16/12	Royal Bank of Scotland	CAD	31		30,748	30,198	550
Expiring 07/16/12	Royal Bank of Scotland	CAD	30		29,324	29,462	(138)
Expiring 07/16/12	Royal Bank of Scotland	CAD	28		28,218	27,697	521
Expiring 07/16/12	Royal Bank of Scotland	CAD	23		22,829	22,880	(51)
Expiring 07/16/12	Royal Bank of Scotland	CAD	18		18,234	17,933	301
Expiring 07/16/12	Royal Bank of Scotland	CAD	14		13,943	13,670	273
Expiring 07/16/12	Royal Bank of Scotland	CAD	10		9,961	9,774	187
Expiring 07/16/12	Royal Bank of Scotland	CAD	9		8,996	8,785	211
Expiring 07/16/12	Royal Bank of Scotland	CAD	7		6,648	6,478	170
Expiring 07/16/12	Royal Bank of Scotland	CAD	6		5,850	5,719	131
Expiring 07/16/12	Royal Bank of Scotland	CAD	3		2,610	2,560	50
Expiring 07/16/12	Royal Bank of Scotland	CAD	1		598	583	15
Expiring 07/16/12	Royal Bank of Scotland	CAD	—	#	135	136	(1)
Expiring 07/31/12	Royal Bank of Scotland	CAD	566		543,789	555,751	(11,962)
Expiring 07/31/12	Royal Bank of Scotland	CAD	42		40,753	41,367	(614)
Expiring 07/31/12	Royal Bank of Scotland	CAD	13		12,329	12,577	(248)
Expiring 07/31/12	Royal Bank of Scotland	CAD	8		7,442	7,521	(79)
Expiring 08/01/12	Royal Bank of Scotland	CAD	468		453,642	459,500	(5,858)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued)
Expiring 08/01/12	Royal Bank of Scotland	CAD	180	$174,542	$176,330	$(1,788)
Expiring 08/01/12	Royal Bank of Scotland	CAD	18	17,320	17,665	(345)
Expiring 08/01/12	Royal Bank of Scotland	CAD	5	5,038	5,106	(68)
Expiring 08/01/12	Royal Bank of Scotland	CAD	4	4,028	4,072	(44)
Expiring 08/01/12	Royal Bank of Scotland	CAD	3	3,042	3,054	(12)
Expiring 08/24/12	Royal Bank of Scotland	CAD	124	121,960	122,024	(64)
Expiring 08/24/12	Royal Bank of Scotland	CAD	105	102,966	103,020	(54)
Expiring 08/24/12	Royal Bank of Scotland	CAD	27	26,435	26,612	(177)
Expiring 08/24/12	Royal Bank of Scotland	CAD	9	8,730	8,824	(94)
Expiring 08/31/12	Royal Bank of Scotland	CAD	1,318	1,276,535	1,292,823	(16,288)
Expiring 08/31/12	Royal Bank of Scotland	CAD	156	151,439	153,371	(1,932)
Expiring 09/07/12	Royal Bank of Scotland	CAD	228	218,914	223,256	(4,342)
Expiring 09/07/12	Royal Bank of Scotland	CAD	64	62,424	63,073	(649)
Expiring 09/07/12	Royal Bank of Scotland	CAD	39	38,148	38,535	(387)
Expiring 09/07/12	Royal Bank of Scotland	CAD	16	15,047	15,248	(201)
Expiring 09/07/12	Royal Bank of Scotland	CAD	11	10,371	10,486	(115)
Expiring 09/07/12	Royal Bank of Scotland	CAD	10	9,481	9,603	(122)
Expiring 09/19/12	Morgan Stanley	CAD	4,519	4,388,593	4,430,489	(41,896)
Expiring 09/19/12	Morgan Stanley	CAD	4,121	3,987,361	4,040,204	(52,843)
Expiring 09/19/12	Morgan Stanley	CAD	3,542	3,461,772	3,472,285	(10,513)
Expiring 09/19/12	Morgan Stanley	CAD	3,424	3,316,386	3,356,695	(40,309)
Expiring 09/19/12	Morgan Stanley	CAD	3,226	3,132,844	3,162,752	(29,908)
Expiring 09/19/12	Morgan Stanley	CAD	2,950	2,854,438	2,892,266	(37,828)
Expiring 09/19/12	Morgan Stanley	CAD	2,926	2,860,213	2,868,899	(8,686)
Expiring 09/19/12	Morgan Stanley	CAD	2,443	2,366,699	2,395,465	(28,766)
Expiring 09/19/12	Morgan Stanley	CAD	2,285	2,217,825	2,239,737	(21,912)
Expiring 09/19/12	Morgan Stanley	CAD	2,276	2,205,563	2,231,268	(25,705)
Expiring 09/19/12	Morgan Stanley	CAD	2,235	2,157,524	2,190,952	(33,428)
Expiring 09/19/12	Morgan Stanley	CAD	2,144	2,103,142	2,101,817	1,325
Expiring 09/19/12	Morgan Stanley	CAD	1,978	1,921,878	1,942,494	(20,616)
Expiring 09/19/12	Morgan Stanley	CAD	1,711	1,660,887	1,677,297	(16,410)
Expiring 09/19/12	Morgan Stanley	CAD	1,684	1,635,609	1,653,934	(18,325)
Expiring 09/19/12	Morgan Stanley	CAD	1,607	1,576,902	1,575,909	993
Expiring 09/19/12	Morgan Stanley	CAD	156	151,576	153,343	(1,767)
Expiring 09/20/12	Barclays Capital Group	CAD	3,590	3,492,558	3,519,525	(26,967)
Expiring 09/20/12	UBS AG	CAD	2,419	2,353,319	2,371,513	(18,194)
Expiring 09/20/12	UBS AG	CAD	939	912,520	920,567	(8,047)
Expiring 10/05/12	Royal Bank of Scotland	CAD	379	365,925	371,241	(5,316)
Expiring 10/05/12	Royal Bank of Scotland	CAD	138	135,184	135,073	111
Expiring 11/30/12	Royal Bank of Scotland	CAD	178	178,754	174,660	4,094
Expiring 11/30/12	Royal Bank of Scotland	CAD	95	94,104	92,579	1,525
Expiring 11/30/12	Royal Bank of Scotland	CAD	74	73,602	72,184	1,418
Expiring 11/30/12	Royal Bank of Scotland	CAD	74	73,533	72,184	1,349
Expiring 11/30/12	Royal Bank of Scotland	CAD	67	67,511	65,929	1,582
Expiring 11/30/12	Royal Bank of Scotland	CAD	62	61,833	60,766	1,067
Expiring 11/30/12	Royal Bank of Scotland	CAD	61	61,089	59,982	1,107
Expiring 11/30/12	Royal Bank of Scotland	CAD	56	56,220	55,257	963
Expiring 11/30/12	Royal Bank of Scotland	CAD	56	55,518	54,440	1,078
Expiring 11/30/12	Royal Bank of Scotland	CAD	19	18,799	18,335	464
Expiring 11/30/12	Royal Bank of Scotland	CAD	17	17,095	16,891	204
Expiring 11/30/12	Royal Bank of Scotland	CAD	14	13,405	13,245	160
Expiring 11/30/12	Royal Bank of Scotland	CAD	6	6,360	6,244	116
Expiring 11/30/12	Royal Bank of Scotland	CAD	4	4,072	3,970	102
Expiring 11/30/12	Royal Bank of Scotland	CAD	4	3,875	3,789	86
Chinese Yuan,
Expiring 10/15/12	JPMorgan Chase	CNY	3,846	600,000	603,150	(3,150)
Expiring 02/01/13	Deutsche Bank	CNY	15,354	2,395,000	2,404,272	(9,272)
Expiring 02/01/13	JPMorgan Chase	CNY	60,003	9,417,350	9,395,559	21,791

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
Expiring 02/01/13	JPMorgan Chase	CNY	7,996	$1,254,880	$1,251,976	$2,904
Expiring 02/01/13	Morgan Stanley	CNY	5,256	812,000	822,963	(10,963)
Euro,
Expiring 07/03/12	Morgan Stanley	EUR	10,137	12,650,976	12,828,820	(177,844)
Expiring 07/16/12	Credit Suisse First Boston Corp.	EUR	510	637,216	645,497	(8,281)
Expiring 07/16/12	Deutsche Bank	EUR	68,467	85,351,989	86,657,271	(1,305,282)
Expiring 07/16/12	Hong Kong & Shanghai Bank	EUR	1,301	1,627,577	1,646,649	(19,072)
Expiring 07/16/12	JPMorgan Chase	EUR	306	385,643	387,298	(1,655)
Expiring 07/16/12	JPMorgan Chase	EUR	300	378,082	379,704	(1,622)
Expiring 07/16/12	Morgan Stanley	EUR	2,731	3,438,930	3,456,571	(17,641)
Expiring 07/16/12	UBS AG	EUR	6,238	8,142,399	7,895,308	247,091
Expiring 07/16/12	UBS AG	EUR	99	123,813	125,302	(1,489)
Expiring 08/30/12	Royal Bank of Scotland	EUR	380	503,414	481,566	21,848
Expiring 08/30/12	Royal Bank of Scotland	EUR	170	227,081	215,810	11,271
Expiring 08/30/12	Royal Bank of Scotland	EUR	91	120,041	115,496	4,545
Expiring 08/30/12	Royal Bank of Scotland	EUR	84	112,266	106,822	5,444
Expiring 08/30/12	Royal Bank of Scotland	EUR	83	109,023	105,139	3,884
Expiring 08/30/12	Royal Bank of Scotland	EUR	82	106,965	103,623	3,342
Expiring 08/30/12	Royal Bank of Scotland	EUR	79	104,446	100,037	4,409
Expiring 08/30/12	Royal Bank of Scotland	EUR	72	95,952	91,124	4,828
Expiring 08/30/12	Royal Bank of Scotland	EUR	72	94,562	90,763	3,799
Expiring 08/30/12	Royal Bank of Scotland	EUR	67	88,741	84,809	3,932
Expiring 08/30/12	Royal Bank of Scotland	EUR	66	86,020	83,197	2,823
Expiring 08/30/12	Royal Bank of Scotland	EUR	62	81,811	78,854	2,957
Expiring 08/30/12	Royal Bank of Scotland	EUR	58	76,934	72,899	4,035
Expiring 08/30/12	Royal Bank of Scotland	EUR	20	26,584	25,503	1,081
Expiring 08/30/12	Royal Bank of Scotland	EUR	20	26,422	25,503	919
Expiring 08/30/12	Royal Bank of Scotland	EUR	20	26,360	25,503	857
Expiring 09/14/12	Citigroup Global Markets	EUR	5,875	7,329,885	7,440,487	(110,602)
Expiring 09/19/12	Morgan Stanley	EUR	7,127	8,911,718	9,026,550	(114,832)
Expiring 09/19/12	Morgan Stanley	EUR	5,410	6,796,243	6,851,979	(55,736)
Expiring 09/19/12	Morgan Stanley	EUR	5,109	6,388,168	6,470,483	(82,315)
Expiring 09/19/12	Morgan Stanley	EUR	2,009	2,516,171	2,544,280	(28,109)
Expiring 09/19/12	Morgan Stanley	EUR	1,840	2,317,363	2,333,653	(16,290)
Expiring 09/19/12	Morgan Stanley	EUR	1,727	2,163,690	2,187,861	(24,171)
Expiring 09/19/12	Morgan Stanley	EUR	1,552	1,954,191	1,966,885	(12,694)
Expiring 09/19/12	Morgan Stanley	EUR	1,171	1,477,494	1,483,153	(5,659)
Expiring 09/19/12	Morgan Stanley	EUR	895	1,129,247	1,133,572	(4,325)
Expiring 09/19/12	Royal Bank of Scotland	EUR	193	252,858	243,838	9,020
Expiring 10/22/12	Royal Bank of Scotland	EUR	575	767,499	728,563	38,936
Expiring 11/20/12	Citigroup Global Markets	EUR	2,570	3,260,006	3,257,627	2,379
Expiring 11/20/12	Credit Suisse First Boston Corp.	EUR	3,327	4,247,980	4,217,170	30,810
Expiring 11/20/12	Credit Suisse First Boston Corp.	EUR	2,570	3,232,418	3,257,628	(25,210)
Expiring 11/20/12	Deutsche Bank	EUR	1,813	2,311,385	2,298,086	13,299
Expiring 01/28/13	Royal Bank of Scotland	EUR	604	805,109	765,981	39,128
Expiring 04/05/13	Royal Bank of Scotland	EUR	3	3,459	3,334	125
Expiring 05/23/13	Barclays Capital Group	EUR	5,139	6,589,226	6,531,213	58,013
Expiring 05/23/13	Credit Suisse First Boston Corp.	EUR	5,139	6,546,495	6,531,213	15,282
Expiring 04/07/14	Royal Bank of Scotland	EUR	3	3,467	3,350	117
Expiring 04/07/15	Royal Bank of Scotland	EUR	3	3,476	3,364	112
Expiring 04/05/16	Royal Bank of Scotland	EUR	3	3,486	3,372	114
Expiring 04/05/17	Royal Bank of Scotland	EUR	3	3,501	3,380	121
Hong Kong Dollar,
Expiring 08/17/12	Citigroup Global Markets	HKD	10,106	1,302,000	1,302,916	(916)
Expiring 08/17/12	UBS AG	HKD	8,150	1,050,000	1,050,698	(698)
Hungarian Forint,
Expiring 08/14/12	JPMorgan Chase	HUF	207,469	940,563	912,722	27,841

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee,
Expiring 07/12/12	Barclays Capital Group	INR	37,339		$680,000	$666,846	$13,154
Expiring 07/12/12	Barclays Capital Group	INR	31,995		610,000	571,400	38,600
Expiring 07/12/12	Barclays Capital Group	INR	10,200		200,000	182,165	17,835
Expiring 07/12/12	Barclays Capital Group	INR	10,038		200,000	179,272	20,728
Expiring 07/12/12	Barclays Capital Group	INR	5,318		100,000	94,976	5,024
Expiring 07/12/12	Barclays Capital Group	INR	5,267		100,000	94,065	5,935
Expiring 07/12/12	Barclays Capital Group	INR	4,768		87,000	85,146	1,854
Expiring 07/12/12	Citigroup Global Markets	INR	38,437		700,000	686,459	13,541
Expiring 07/12/12	Deutsche Bank	INR	30,782		587,000	549,751	37,249
Expiring 07/12/12	Deutsche Bank	INR	20,625		393,000	368,342	24,658
Expiring 07/12/12	Deutsche Bank	INR	19,517		403,000	348,566	54,434
Expiring 07/12/12	Deutsche Bank	INR	4,398		79,410	78,540	870
Expiring 07/12/12	Goldman Sachs & Co.	INR	3,625		65,000	64,741	259
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	11,168		195,760	199,455	(3,695)
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	3,628		65,000	64,787	213
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	2,341		43,000	41,800	1,200
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	795		13,932	14,195	(263)
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	—	#	6	6	—
Expiring 07/12/12	JPMorgan Chase	INR	21,301		417,016	380,425	36,591
Expiring 07/12/12	JPMorgan Chase	INR	5,113		100,000	91,315	8,685
Expiring 07/12/12	JPMorgan Chase	INR	5,107		100,000	91,208	8,792
Expiring 07/12/12	JPMorgan Chase	INR	5,000		90,000	89,288	712
Expiring 07/12/12	UBS AG	INR	32,368		617,000	578,067	38,933
Expiring 07/12/12	UBS AG	INR	32,337		617,000	577,516	39,484
Indonesia Rupiah,
Expiring 07/02/12	Morgan Stanley	IDR	101,030		10,683	10,752	(69)
Expiring 07/02/12	Morgan Stanley	IDR	23		2	2	—
Japanese Yen,
Expiring 09/10/12	BNP Paribas	JPY	50,204		641,626	628,711	12,915
Expiring 09/10/12	Citigroup Global Markets	JPY	148,665		1,904,523	1,861,749	42,774
Expiring 09/10/12	Citigroup Global Markets	JPY	103,786		1,329,586	1,299,725	29,861
Expiring 09/10/12	Citigroup Global Markets	JPY	48,368		619,635	605,719	13,916
Expiring 09/10/12	Deutsche Bank	JPY	1,938		24,426	24,270	156
Expiring 09/10/12	JPMorgan Chase	JPY	204,193		2,572,235	2,557,133	15,102
Expiring 09/10/12	Royal Bank of Canada	JPY	144,591		1,824,262	1,810,730	13,532
Expiring 09/10/12	Royal Bank of Canada	JPY	69,123		872,104	865,635	6,469
Expiring 09/19/12	Morgan Stanley	JPY	360,338		4,547,993	4,513,093	34,900
Expiring 09/19/12	Morgan Stanley	JPY	321,269		4,037,365	4,023,773	13,592
Expiring 09/19/12	Morgan Stanley	JPY	314,948		3,958,321	3,944,603	13,718
Expiring 09/19/12	Morgan Stanley	JPY	230,284		2,913,512	2,884,221	29,291
Expiring 09/19/12	Morgan Stanley	JPY	224,608		2,822,920	2,813,137	9,783
Expiring 09/19/12	Morgan Stanley	JPY	224,413		2,827,113	2,810,694	16,419
Expiring 09/19/12	Morgan Stanley	JPY	223,147		2,804,275	2,794,834	9,441
Expiring 09/19/12	Morgan Stanley	JPY	217,035		2,749,537	2,718,279	31,258
Expiring 09/19/12	Morgan Stanley	JPY	199,196		2,504,132	2,494,858	9,274
Expiring 09/19/12	Morgan Stanley	JPY	193,992		2,458,800	2,429,677	29,123
Expiring 09/19/12	Morgan Stanley	JPY	176,932		2,228,951	2,216,006	12,945
Expiring 09/19/12	Morgan Stanley	JPY	163,919		2,076,630	2,053,022	23,608
Expiring 09/19/12	Morgan Stanley	JPY	150,697		1,894,444	1,887,428	7,016
Expiring 09/19/12	Morgan Stanley	JPY	105,016		1,318,072	1,315,287	2,785
Expiring 09/19/12	Morgan Stanley	JPY	48,323		612,475	605,221	7,254
Malaysian Ringgit,
Expiring 07/16/12	JPMorgan Chase	MYR	6		1,807	1,753	54
Expiring 07/16/12	JPMorgan Chase	MYR	6		1,791	1,737	54
Expiring 10/16/12	UBS AG	MYR	6		1,734	1,744	(10)
Expiring 10/16/12	UBS AG	MYR	6		1,719	1,729	(10)
Mexican Peso,
Expiring 07/12/12	UBS AG	MXN	4,800		365,915	359,355	6,560

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued)
Expiring 07/23/12	Hong Kong & Shanghai Bank	MXN	2,905	$211,000	$217,247	$(6,247)
Expiring 07/26/12	Morgan Stanley	MXN	163,000	12,332,602	12,185,868	146,734
Expiring 08/15/12	Barclays Capital Group	MXN	212	15,010	15,843	(833)
Expiring 08/15/12	Citigroup Global Markets	MXN	1,389	98,724	103,636	(4,912)
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	14,335	1,006,732	1,069,552	(62,820)
Expiring 08/15/12	JPMorgan Chase	MXN	4,989	381,633	372,204	9,429
Expiring 08/15/12	JPMorgan Chase	MXN	4,748	363,252	354,277	8,975
Expiring 08/15/12	Morgan Stanley	MXN	2,793	194,000	208,363	(14,363)
Expiring 08/15/12	UBS AG	MXN	3,411	245,973	254,515	(8,542)
Expiring 08/15/12	UBS AG	MXN	1,807	130,164	134,848	(4,684)
Expiring 08/15/12	UBS AG	MXN	1,397	97,000	104,235	(7,235)
Expiring 08/15/12	UBS AG	MXN	1,396	97,000	104,180	(7,180)
Expiring 08/23/12	UBS AG	MXN	30,000	2,313,387	2,236,478	76,909
Expiring 08/27/12	Hong Kong & Shanghai Bank	MXN	5,304	381,000	395,257	(14,257)
Expiring 09/20/12	Citigroup Global Markets	MXN	20,000	1,552,653	1,487,114	65,539
Expiring 10/18/12	Hong Kong & Shanghai Bank	MXN	50,879	3,830,782	3,773,733	57,049
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	165	5,601	5,535	66
New Zealand Dollar,
Expiring 08/09/12	Citigroup Global Markets	NZD	11,325	8,908,641	9,039,431	(130,790)
Expiring 09/19/12	Morgan Stanley	NZD	9,246	6,926,269	7,359,509	(433,240)
Expiring 09/19/12	Morgan Stanley	NZD	6,134	4,594,815	4,882,222	(287,407)
Expiring 09/19/12	Morgan Stanley	NZD	5,403	4,092,799	4,300,184	(207,385)
Expiring 09/19/12	Morgan Stanley	NZD	4,359	3,301,901	3,469,210	(167,309)
Expiring 09/19/12	Morgan Stanley	NZD	3,920	2,974,319	3,120,293	(145,974)
Expiring 09/19/12	Morgan Stanley	NZD	2,761	2,094,656	2,197,458	(102,802)
Norwegian Krone,
Expiring 09/14/12	Royal Bank of Scotland	NOK	1,000	165,697	167,618	(1,921)
Expiring 09/14/12	Royal Bank of Scotland	NOK	38	6,258	6,338	(80)
Expiring 09/27/12	Royal Bank of Scotland	NOK	46	7,555	7,706	(151)
Expiring 11/19/12	Royal Bank of Scotland	NOK	98	16,932	16,366	566
Expiring 12/11/12	Royal Bank of Scotland	NOK	132	21,642	22,103	(461)
Expiring 12/21/12	Royal Bank of Scotland	NOK	1,605	262,469	268,056	(5,587)
Expiring 12/27/12	Royal Bank of Scotland	NOK	46	7,449	7,597	(148)
Expiring 03/27/13	Royal Bank of Scotland	NOK	45	7,344	7,491	(147)
Expiring 05/21/13	Royal Bank of Scotland	NOK	98	16,804	16,262	542
Expiring 06/11/13	Royal Bank of Scotland	NOK	134	21,771	22,233	(462)
Expiring 06/27/13	Royal Bank of Scotland	NOK	46	7,485	7,634	(149)
Expiring 09/27/13	Royal Bank of Scotland	NOK	46	7,461	7,609	(148)
Expiring 11/18/13	Royal Bank of Scotland	NOK	98	16,657	16,159	498
Expiring 12/11/13	Royal Bank of Scotland	NOK	137	22,134	22,599	(465)
Expiring 12/27/13	Royal Bank of Scotland	NOK	46	7,357	7,502	(145)
Expiring 03/27/14	Royal Bank of Scotland	NOK	45	7,252	7,396	(144)
Expiring 05/19/14	Royal Bank of Scotland	NOK	98	16,576	16,056	520
Expiring 06/11/14	Royal Bank of Scotland	NOK	136	21,855	22,333	(478)
Expiring 06/27/14	Royal Bank of Scotland	NOK	46	7,388	7,529	(141)
Expiring 09/29/14	Royal Bank of Scotland	NOK	46	7,359	7,528	(169)
Expiring 09/29/14	Royal Bank of Scotland	NOK	46	7,252	7,446	(194)
Expiring 11/18/14	Royal Bank of Scotland	NOK	1,718	286,168	281,146	5,022
Expiring 12/11/14	Royal Bank of Scotland	NOK	137	21,823	22,421	(598)
Expiring 03/27/15	Royal Bank of Scotland	NOK	45	7,147	7,265	(118)
Expiring 06/11/15	Royal Bank of Scotland	NOK	2,636	416,811	425,588	(8,777)
Expiring 06/29/15	Royal Bank of Scotland	NOK	1,546	244,582	249,582	(5,000)
Expiring 04/27/16	Royal Bank of Scotland	NOK	2,551	429,859	405,913	23,946
Philippine Peso,
Expiring 10/31/12	Citigroup Global Markets	PHP	1,108	25,323	26,065	(742)
Expiring 10/31/12	Citigroup Global Markets	PHP	391	8,933	9,195	(262)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar,
Expiring 08/03/12	Hong Kong & Shanghai Bank	SGD	13	$10,000	$9,922	$78
Expiring 08/03/12	Morgan Stanley	SGD	38	30,000	29,780	220
Expiring 08/03/12	UBS AG	SGD	25	20,000	19,751	249
South African Rand,
Expiring 07/26/12	Hong Kong & Shanghai Bank	ZAR	3,561	424,140	433,814	(9,674)
Expiring 07/26/12	UBS AG	ZAR	3,529	444,182	429,856	14,326
South Korean Won,
Expiring 07/12/12	Barclays Capital Group	KRW	58,913	50,989	51,389	(400)
Expiring 07/12/12	Barclays Capital Group	KRW	60	52	52	—
Expiring 07/12/12	Credit Suisse First Boston Corp.	KRW	79,411	69,276	69,269	7
Expiring 07/12/12	Deutsche Bank	KRW	1,279,217	1,116,927	1,115,844	1,083
Expiring 07/12/12	Deutsche Bank	KRW	33,923	29,645	29,590	55
Expiring 07/12/12	Deutsche Bank	KRW	27,331	23,859	23,840	19
Expiring 07/12/12	JPMorgan Chase	KRW	369,002	311,000	321,875	(10,875)
Expiring 07/12/12	JPMorgan Chase	KRW	60,251	52,621	52,556	65
Expiring 07/12/12	Morgan Stanley	KRW	308,620	260,000	269,205	(9,205)
Expiring 07/12/12	UBS AG	KRW	58,055	50,654	50,640	14
Expiring 07/12/12	UBS AG	KRW	4,550	4,036	3,969	67
Swedish Krona,
Expiring 09/19/12	Morgan Stanley	SEK	28,250	3,915,893	4,071,650	(155,757)
Expiring 09/19/12	Morgan Stanley	SEK	27,605	3,923,366	3,978,620	(55,254)
Expiring 09/19/12	Morgan Stanley	SEK	23,173	3,210,211	3,339,933	(129,722)
Expiring 09/19/12	Morgan Stanley	SEK	20,205	2,800,663	2,912,061	(111,398)
Expiring 09/19/12	Morgan Stanley	SEK	14,811	2,051,823	2,134,735	(82,912)
Expiring 09/19/12	Morgan Stanley	SEK	7,019	990,172	1,011,575	(21,403)
Expiring 09/19/12	Morgan Stanley	SEK	4,463	629,670	643,281	(13,611)
Swiss Franc,
Expiring 08/23/12	Hong Kong & Shanghai Bank	CHF	178	189,394	187,802	1,592
Expiring 09/19/12	Morgan Stanley	CHF	49,384	51,334,433	52,143,054	(808,621)
Expiring 09/19/12	Morgan Stanley	CHF	32,761	34,054,512	34,590,939	(536,427)
Expiring 09/19/12	Morgan Stanley	CHF	1,642	1,720,062	1,733,336	(13,274)
Turkish Lira,
Expiring 07/27/12	UBS AG	TRY	14	7,324	7,405	(81)

				$643,256,907	$653,040,681	$(9,783,774)

#	Notional Amount is less than 500.

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
AUD 500	06/15/22	5.000%	6 month Australian Bank Bill rate(1)	$48,720	$(1,684)	$50,404	Deutsche Bank AG
AUD 200	06/15/22	5.000%	6 month Australian Bank Bill rate(1)	16,980	(803)	17,783	Citigroup, Inc.
BRL 52,400	01/02/13	12.470%	Brazilian interbank lending rate(1)	967,368	(630)	967,998	HSBC Bank USA
BRL 29,800	01/02/13	11.830%	Brazilian interbank lending rate(1)	432,000	38,017	393,983	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
BRL	57,800	01/02/14	11.940%	Brazilian interbank lending rate(1)	$1,860,446	$(42,050)	$1,902,496	HSBC Bank USA
BRL	6,900	01/02/14	10.580%	Brazilian interbank lending rate(1)	120,660	20,956	99,704	Morgan Stanley
BRL	6,000	01/02/14	10.530%	Brazilian interbank lending rate(1)	101,989	18,166	83,823	HSBC Bank USA
BRL	2,700	01/02/14	9.980%	Brazilian interbank lending rate(1)	36,641	3,294	33,347	Goldman Sachs & Co.
BRL	1,400	01/02/14	9.970%	Brazilian interbank lending rate(1)	18,593	—	18,593	Barclays Bank PLC
BRL	1,000	01/02/14	10.180%	Brazilian interbank lending rate(1)	15,313	3,773	11,540	HSBC Bank USA
JPY	1,700,000	12/21/21	1.500%	6 month LIBOR(1)	1,412,149	240,383	1,171,766	Royal Bank of Scotland PLC
JPY	2,540,000	09/19/22	1.000%	6 month LIBOR(1)	390,290	(196,287)	586,577	Deutsche Bank AG
JPY	800,000	09/19/22	1.000%	6 month LIBOR(1)	122,926	(38,998)	161,924	BNP Paribas
JPY	430,000	09/19/22	1.000%	6 month LIBOR(1)	66,073	(13,048)	79,121	Morgan Stanley
JPY	390,000	12/21/41	2.000%	6 month LIBOR(1)	346,128	286,811	59,317	BNP Paribas
MXN	8,300	01/28/15	7.340%	28 day Mexican interbank rate(1)	38,359	(2)	38,361	Barclays Bank PLC
MXN	3,700	01/28/15	7.330%	28 day Mexican interbank rate(1)	17,067	(132)	17,199	HSBC Bank USA
MXN	19,800	12/08/15	6.590%	28 day Mexican interbank rate(1)	74,661	(16,143)	90,804	Morgan Stanley
MXN	12,900	12/08/15	6.590%	28 day Mexican interbank rate(1)	49,564	3,200	46,364	HSBC Bank USA
MXN	87,200	06/08/16	6.750%	28 day Mexican interbank rate(1)	403,612	54,681	348,931	Morgan Stanley
MXN	19,200	06/08/16	5.800%	28 day Mexican interbank rate(1)	38,542	1,589	36,953	HSBC Bank USA
MXN	6,800	06/08/16	6.750%	28 day Mexican interbank rate(1)	31,474	2,396	29,078	Barclays Bank PLC
MXN	6,100	06/08/16	6.750%	28 day Mexican interbank rate(1)	28,234	2,741	25,493	HSBC Bank USA
MXN	43,100	09/06/16	5.600%	28 day Mexican interbank rate(1)	61,155	39,729	21,426	Barclays Bank PLC
MXN	27,218	09/13/16	5.600%	28 day Mexican interbank rate(1)	38,620	2,295	36,325	HSBC Bank USA
MXN	33,000	09/13/17	5.500%	28 day Mexican interbank rate(1)	23,243	(6,714)	29,957	Morgan Stanley
MXN	8,500	09/13/17	5.500%	28 day Mexican interbank rate(1)	5,987	(2,363)	8,350	HSBC Bank USA
MXN	6,300	09/13/17	5.500%	28 day Mexican interbank rate(1)	4,437	(735)	5,172	Barclays Bank PLC
MXN	4,700	07/27/20	6.960%	28 day Mexican interbank rate(1)	30,536	(18,212)	48,748	HSBC Bank USA
MXN	7,600	06/02/21	7.500%	28 day Mexican interbank rate(1)	71,709	4,298	67,411	Morgan Stanley
MXN	4,900	06/02/21	6.650%	28 day Mexican interbank rate(1)	23,730	798	22,932	Morgan Stanley
	1,700	06/20/16	1.250%	3 month LIBOR(2)	(39,695)	(16,549)	(23,146)	Goldman Sachs & Co.
	5,700	06/20/17	1.500%	3 month LIBOR(2)	(149,388)	(61,880)	(87,508)	Deutsche Bank AG
	$700	03/20/22	2.250%	3 month LIBOR(2)	(35,412)	(2,444)	(32,968)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$23,100	06/20/22	2.250%	3 month LIBOR(2)	$(1,012,979)	$(186,386)	$(826,593)	Goldman Sachs & Co.
	4,700	06/20/22	2.250%	3 month LIBOR(2)	(247,792)	(20,693)	(227,099)	Deutsche Bank AG
	1,100	06/20/22	2.250%	3 month LIBOR(2)	(48,237)	(1,975)	(46,262)	Citigroup, Inc.
	Exchange-traded swap agreements:
GBP	10,700	09/21/13	1.350%	6 month LIBOR(1)	(299,320)	(337,377)	38,057	—

					$5,064,383	$(241,978)	$5,306,361

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM14 Index	12/20/15	5.000%	$1,600	$128,669	$148,356	$(19,687)	Citigroup, Inc.
Dow Jones CDX EM17 Index	06/20/17	5.000%	8,000	788,641	748,209	40,432	Barclays Bank PLC
Dow Jones CDX EM17 Index	06/20/17	5.000%	3,800	374,605	334,048	40,557	Deutsche Bank AG
Dow Jones CDX EM17 Index	06/20/17	5.000%	400	39,432	34,359	5,073	Morgan Stanley
Dow Jones CDX MCDX 15 10Y	12/20/20	1.000%	600	(35,073)	(28,545)	(6,528)	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	1,300	(18,156)	(38,979)	20,823	Bank of America
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	800	(11,173)	(15,772)	4,599	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	700	(9,776)	(13,656)	3,880	Goldman Sachs & Co.
Dow Jones CDX MCDX 16 5Y	06/20/16	1.000%	1,500	(28,677)	(24,751)	(3,926)	Goldman Sachs & Co.

				$1,228,492	$1,143,269	$85,223

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Abu Dhabi Government	03/20/16	1.000%	$400	1.000%	$(710)	$(280)	$(430)	UBS AG
Abu Dhabi Government	03/20/16	1.000%	100	1.000%	(180)	(565)	385	Deutsche Bank AG
Abu Dhabi Government	03/20/16	1.000%	100	1.000%	(180)	(597)	417	Morgan Stanley
Ally Financial, Inc.	12/20/12	5.000%	300	1.212%	5,361	617	4,744	Bank of America
Arab Republic of Egypt	06/20/16	1.000%	100	6.059%	(17,584)	(7,262)	(10,322)	Deutsche Bank AG
Australian Government	06/20/15	1.000%	100	0.344%	1,982	1,118	864	UBS AG
Australian Government	03/20/16	1.000%	1,700	0.452%	36,359	26,122	10,237	Deutsche Bank AG
Australian Government	03/20/16	1.000%	800	0.452%	17,105	12,582	4,523	Royal Bank of Scotland PLC
Australian Government	03/20/16	1.000%	600	0.452%	12,833	9,538	3,295	Royal Bank of Scotland PLC
Australian Government	03/20/16	1.000%	500	0.452%	10,694	8,095	2,599	Royal Bank of Scotland PLC
Australian Government	06/20/16	1.000%	200	0.489%	4,088	3,715	373	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Australian Government	06/20/16	1.000%	$100	0.489%	$2,044	$1,877	$167	Goldman Sachs & Co.
Australian Government	09/20/16	1.000%	1,800	0.522%	37,541	22,516	15,025	Deutsche Bank AG
Australian Government	09/20/16	1.000%	900	0.522%	18,770	10,872	7,898	UBS AG
Australian Government	09/20/16	1.000%	200	0.522%	4,171	2,379	1,792	Royal Bank of Scotland Group PLC
Australian Government	09/20/16	1.000%	200	0.522%	4,059	2,979	1,080	UBS AG
Australian Government	12/20/16	1.000%	200	0.586%	3,831	(770)	4,601	Goldman Sachs & Co.
Australian Government	12/20/16	1.000%	200	0.586%	3,831	(939)	4,770	UBS AG
BP Capital Markets America	12/20/15	1.000%	1,200	0.963%	2,567	(18,623)	21,190	Morgan Stanley
BP Capital Markets America	12/20/15	1.000%	200	0.963%	428	(2,359)	2,787	Barclays Bank PLC
Commonwealth of Pennsylvania	03/20/21	1.400%	700	1.370%	(1,193)	—	(1,193)	Morgan Stanley
Federal Republic of Brazil	12/20/12	1.000%	400	0.530%	1,028	174	854	BNP Paribas
Federal Republic of Brazil	12/20/12	1.000%	200	0.530%	514	106	408	Citigroup, Inc.
Federal Republic of Brazil	12/20/12	1.000%	200	0.530%	514	106	408	Goldman Sachs & Co.
Federal Republic of Brazil	09/20/13	1.000%	2,850	0.700%	11,419	10,290	1,129	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	500	1.132%	(1,839)	(2,517)	678	Barclays Bank PLC
Federal Republic of Brazil	06/20/15	1.000%	500	1.132%	(1,839)	(5,564)	3,725	Barclays Bank PLC
Federal Republic of Germany	12/20/16	0.250%	2,000	0.831%	(52,306)	(71,133)	18,827	Morgan Stanley
Federal Republic of Germany	12/20/16	0.250%	1,200	0.831%	(31,384)	(45,092)	13,708	Goldman Sachs & Co.
Federal Republic of Germany	12/20/16	0.250%	300	0.831%	(7,846)	(12,236)	4,390	Barclays Bank PLC
Federal Republic of Germany	12/20/16	0.250%	300	0.831%	(7,846)	(10,792)	2,946	Goldman Sachs & Co.
France (Govt of)	06/20/17	0.250%	7,500	1.775%	(536,500)	(618,927)	82,427	Citigroup, Inc.
France (Govt of)	06/20/17	0.250%	1,600	1.775%	(114,453)	(135,385)	20,932	HSBC Bank USA
France (Govt of)	06/20/17	0.250%	900	1.775%	(64,380)	(73,894)	9,514	Goldman Sachs & Co.
GAZPROM International	12/20/12	1.000%	500	0.690%	899	(3,908)	4,807	Deutsche Bank AG
GAZPROM International	12/20/12	1.000%	200	0.690%	359	(1,584)	1,943	UBS AG
General Electric Capital Corp.	12/20/12	1.000%	1,200	0.631%	2,823	(1,255)	4,078	Bank of America
Japan Gov’t. Series 55	12/20/15	1.000%	600	0.577%	9,124	8,889	235	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%	1,300	0.633%	18,348	(4,493)	22,841	UBS AG
Japan Gov’t. Series 55	03/20/16	1.000%	100	0.633%	1,411	(521)	1,932	Morgan Stanley
Kingdom of Spain	06/20/17	1.000%	8,900	5.186%	(1,502,847)	(1,450,605)	(52,242)	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference EntityObligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Kingdom of Spain	06/20/17	1.000%	$1,700	5.186%	$(287,061)	$(259,733)	$(27,328)	Citigroup, Inc.
Kingdom of the Netherlands	06/20/17	0.250%	1,600	1.052%	(62,368)	(69,915)	7,547	Bank of America
Kingdom of the Netherlands	06/20/17	0.250%	400	1.052%	(15,592)	(17,479)	1,887	UBS AG
Merrill Lynch & Co.	09/20/12	1.000%	300	1.841%	(221)	(2,095)	1,874	Barclays Bank PLC
Penerbangan Malaysia	09/20/12	1.000%	400	0.395%	719	488	231	Morgan Stanley
People’s Republic of China	09/20/12	1.000%	300	0.247%	580	366	214	Barclays Bank PLC
People’s Republic of China	12/20/12	1.000%	100	0.247%	393	(123)	516	Barclays Bank PLC
People’s Republic of China	12/20/15	1.000%	1,300	0.804%	8,760	19,112	(10,352)	UBS AG
People’s Republic of China	03/20/16	1.000%	1,900	0.869%	9,901	14,633	(4,732)	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%	1,400	0.927%	4,425	12,640	(8,215)	BNP Paribas
People’s Republic of China	06/20/16	1.000%	600	0.927%	1,880	5,059	(3,179)	Royal Bank of Scotland PLC
People’s Republic of China	09/20/16	1.000%	200	0.977%	434	—	434	Deutsche Bank AG
People’s Republic of China	12/20/16	1.000%	1,600	1.049%	(1,472)	(64,550)	63,078	Morgan Stanley
People’s Republic of China	12/20/16	1.000%	600	1.049%	(1,098)	(24,323)	23,225	Deutsche Bank AG
People’s Republic of China	12/20/16	1.000%	200	1.049%	(366)	(8,298)	7,932	Citigroup, Inc.
Petrobras Intl. Finance Corp.	09/20/15	1.000%	600	1.550%	(8,740)	(12,964)	4,224	Morgan Stanley
Republic of Indonesia	03/20/16	1.000%	2,600	1.384%	(39,145)	(44,152)	5,007	Bank of America
Republic of Indonesia	03/20/16	1.000%	500	1.384%	(7,528)	(8,989)	1,461	BNP Paribas
Republic of Indonesia	03/20/16	1.000%	200	1.384%	(3,011)	(3,392)	381	Citigroup, Inc.
Republic of Indonesia	03/20/16	1.000%	200	1.384%	(3,011)	(3,387)	376	Morgan Stanley
Republic of Indonesia	06/20/21	1.000%	100	2.356%	(10,164)	(5,920)	(4,244)	UBS AG
Republic of Italy	06/20/17	1.000%	100	4.800%	(15,468)	(14,769)	(699)	Deutsche Bank AG
Republic of Korea	12/20/12	1.000%	600	0.345%	2,078	(1,187)	3,265	Deutsche Bank AG
Republic of Korea	12/20/12	1.000%	500	0.345%	1,732	(1,087)	2,819	Deutsche Bank AG
Republic of Peru	06/20/16	1.000%	700	1.337%	(9,452)	(14,474)	5,022	HSBC Bank USA
Republic of Philippines	09/20/15	1.000%	2,500	0.895%	8,114	(51,798)	59,912	HSBC Bank USA
Republic of Philippines	09/20/15	1.000%	1,300	0.895%	4,219	(16,000)	20,219	HSBC Bank USA
Republic of Philippines	09/20/15	1.000%	800	0.895%	2,597	(12,355)	14,952	Deutsche Bank AG
Republic of Philippines	12/20/15	1.000%	530	1.011%	(19)	(6,880)	6,861	HSBC Bank USA
Republic of Turkey	06/20/21	1.000%	100	2.810%	(13,653)	(8,499)	(5,154)	Deutsche Bank AG
RSHB Capital	09/20/12	1.000%	3,000	0.773%	1,446	(5,787)	7,233	Goldman Sachs & Co.
Russian Federation	12/20/12	1.000%	600	0.600%	1,339	(2,907)	4,246	Citigroup, Inc.
Russian Federation	12/20/12	1.000%	500	0.600%	1,116	(2,166)	3,282	HSBC Bank USA
Russian Federation	12/20/12	1.000%	300	0.600%	669	(1,220)	1,889	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
State of California	06/20/16	1.350%		$700	1.676%	$(2,690)	$—	$(2,690)	Morgan Stanley
State of California	12/20/20	2.930%		1,200	2.253%	50,047	—	50,047	Bank of America
State of California	12/20/20	2.950%		500	2.253%	28,909	—	28,909	Citigroup, Inc.
State of California	03/20/21	2.150%		500	2.273%	1,701	—	1,701	Morgan Stanley
State of California	06/20/21	2.150%		500	2.293%	1,330	—	1,330	Morgan Stanley
State of Connecticut	03/20/21	1.630%		400	1.585%	1,414	—	1,414	Morgan Stanley
State of Illinois	03/20/21	2.870%		500	2.502%	15,579	—	15,579	Morgan Stanley
State of Illinois	03/20/21	2.780%		500	2.502%	13,004	—	13,004	Morgan Stanley
State of New York	03/20/21	1.850%		700	1.323%	26,211	—	26,211	Bank of America
State of Qatar	03/20/16	1.000%		500	0.984%	(393)	—	(393)	Merrill Lynch & Co.
State of Qatar	03/20/16	1.000%		100	0.984%	(81)	(632)	551	Deutsche Bank AG
U.S. Treasury Note	06/20/16	0.250%	EUR	1,500	0.457%	(8,400)	(20,244)	11,844	Royal Bank of Scotland PLC
U.S. Treasury Note	06/20/16	0.250%	EUR	800	0.457%	(4,480)	(10,132)	5,652	Royal Bank of Scotland PLC
U.S. Treasury Note	06/20/16	0.250%	EUR	700	0.457%	(3,920)	(9,230)	5,310	UBS AG
United Kingdom Treasury	06/20/15	1.000%		1,600	0.270%	33,680	4,317	29,363	Morgan Stanley
United Kingdom Treasury	06/20/15	1.000%		700	0.270%	14,735	1,889	12,846	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		400	0.270%	8,407	1,981	6,426	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		300	0.270%	6,315	1,566	4,749	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		100	0.270%	2,105	440	1,665	Citigroup, Inc.
United Kingdom Treasury	06/20/15	1.000%		100	0.270%	2,105	462	1,643	Citigroup, Inc.
United Kingdom Treasury	12/20/15	1.000%		1,400	0.343%	30,755	20,428	10,327	Deutsche Bank AG
United Kingdom Treasury	06/20/16	1.000%		300	0.431%	6,436	3,018	3,418	Citigroup, Inc.
United Kingdom Treasury	06/20/16	1.000%		100	0.431%	2,145	1,006	1,139	Citigroup, Inc.
United Kingdom Treasury	09/20/16	1.000%		3,300	0.467%	69,941	21,217	48,724	Morgan Stanley
United Mexican States	12/20/12	1.000%		600	0.385%	1,962	490	1,472	Citigroup, Inc.
United Mexican States	12/20/12	1.000%		200	0.385%	654	192	462	Goldman Sachs & Co.
United Mexican States	12/20/15	1.000%		6,000	1.053%	(8,982)	(43,508)	34,526	Bank of America
United Mexican States	03/20/16	1.000%		200	1.102%	(748)	(979)	231	HSBC Bank USA
United Mexican States	03/20/21	1.000%		800	1.662%	(40,725)	(31,790)	(8,935)	HSBC Bank USA
URBI Desarrollos Urbanos	03/20/16	5.000%		300	0.000%	(24,765)	(8,973)	(15,792)	Deutsche Bank AG

					N/A	$(2,334,700)	$(3,027,959)	$693,259

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Bank of America	06/20/18	$700	1.000%	$62,444	$95,187	$(32,743)	Deutsche Bank AG
Dow Jones CDX NA HY18 5Y Index	06/20/17	11,261	5.000%	350,508	267,528	82,980	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	2,673	5.000%	83,198	63,501	19,697	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	1,980	5.000%	61,628	47,038	14,590	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	990	5.000%	33,604	76,375	(42,771)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	842	5.000%	28,564	50,667	(22,103)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	446	5.000%	15,122	27,197	(12,075)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	198	5.000%	6,721	15,806	(9,085)	Royal Bank of Scotland Group PLC
Dow Jones CDX NA HY18 5Y Index	06/20/17	99	5.000%	3,360	3,636	(276)	Royal Bank of Scotland Group PLC
Embarq Corp.	06/20/16	1,200	1.000%	12,614	(12,861)	25,475	Deutsche Bank AG
Hanson Ltd.	03/20/13	600	1.000%	(2,004)	(193)	(1,811)	Goldman Sachs & Co.
Host Hotels & Resorts	12/20/15	675	1.000%	17,697	26,664	(8,967)	Bank of America
J.C. Penney Corp.	06/20/17	1,100	1.000%	270,875	46,575	224,300	Deutsche Bank AG

				$944,331	$707,120	$237,211

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at June 30, 2012:

Notional Amount (000)	Termination Date	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
JPY 224,000	06/15/14	3 Month LIBOR(1)	$17,130	$(26,498)	$43,628	BNP Paribas

(1)	The Portfolio pays a floating rate of 3 month LIBOR -75.5 bps based on a notional amount of JPY 224,000,000. The Portfolio receives a floating rate of 3 month LIBOR based on a notional amount of $2,800,000.

Total return swap agreements outstanding at June 30, 2012:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	10/05/12		$18,547	Pay fixed payments on the HTUSDVYY Index and receive variable payments based on the 1 Month LIBOR+45 bps.	$—	$—	$—
Credit Suisse First Boston	10/05/12		13,888	Pay fixed payments on the NDDUEAFE Index and receive variable payments based on the 1 Month LIBOR+6 bps.	—	—	—
Credit Suisse First Boston	10/05/12		25,000	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill+20bps.	453,428	—	453,428
Deutsche Bank AG	06/12/13		25	Pay or recieve amounts based on Glencore International short position.	6,691	—	6,691
Deutsche Bank AG	06/12/13	GBP	23	Pay or recieve amounts based on Xstrata PLC long position.	(5,946)	—	(5,946)

		GBP			$ 454,173	$—	$454,173

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$4,720,763,946	$—	$—
Common Stocks	534,469,597	84,412,783	263,979
Exchange Traded Funds	227,473,880	—	—
Preferred Stocks	11,082,819	—	627,841
Rights	—	3	—
Unaffiliated Mutual Funds	130,839,738	—	—
Warrants	1,182,988	2,800	126,507
Asset-Backed Securities	—	17,351,366	208,610
Bank Loans	—	1,734,438	—
Commercial Mortgage-Backed Securities	—	11,977,355	—
Convertible Bonds	—	163,359,877	413,434
Corporate Bonds	—	295,192,091	2,496,220
Foreign Government Bonds	—	262,659,835	—
Municipal Bonds	—	6,511,604	—
Residential Mortgage-Backed Securities	—	40,856,923	—
U.S. Government Agency Obligations	—	66,269,422	—
U.S. Treasury Obligations	—	296,739,287	—
Repurchase Agreements	—	55,100,000	—
Foreign Treasury Obligations	—	20,103,331	—
Options Purchased	453,146	370,682	79,642
Options Written	(61,552)	(1,872,113)	(9,168)
Short Sales – Common Stocks	(389,308,595)	—	(226,881)
Short Sales – Exchange Traded Funds	(5,437,549)	—	—
Short Sales – Preferred Stock	(41,140)	—	—
Short Sales – U.S. Government Agency Obligation	—	(3,272,344)	—
Other Financial Instruments*
Futures	8,886,805	—	—
Foreign Forward Currency Contracts	—	(6,746,979)	—
Interest Rate Swaps	38,057	5,268,304	—
Credit Default Swaps	—	1,031,485	(15,792)
Currency Swaps	—	43,628	—
Total Return Swaps	—	454,173	—

Total	$5,240,342,140	$1,317,547,951	$3,964,392

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Mutual Funds	56.9%
Affiliated Money Market Mutual Fund (0.9% represents investments purchased with collateral from securities on loan)	15.1
U.S. Treasury Obligations	4.3
Foreign Government Bonds	4.0
Exchange Traded Funds	3.5
Oil, Gas & Consumable Fuels	2.6
Unaffiliated Mutual Funds	2.0
U.S. Government Agency Obligations	1.2
Electric Utilities	1.0
Financial – Bank & Trust	0.9
Commercial Banks	0.9
Repurchase Agreements	0.9
Transportation Infrastructure	0.8
Diversified Financial Services	0.7
Real Estate Investment Trusts	0.7
Residential Mortgage-Backed Securities	0.6
Road & Rail	0.5
Metals & Mining	0.4
Multi-Utilities	0.4
Insurance	0.4
Independent Power Producers & Energy Traders	0.4
Machinery	0.4
Semiconductors & Semiconductor Equipment	0.3
Household Durables	0.3
Foreign Treasury Obligations	0.3
Media	0.3
Asset-Backed Securities	0.3
Telecommunications	0.3
Specialty Retail	0.3
Commercial Services & Supplies	0.3
Construction & Engineering	0.2
Software	0.2
Gas Utilities	0.2
Chemicals	0.2
Internet Software & Services	0.2
Holding Companies – Diversified	0.2
Financial Services	0.2
Commercial Mortgage-Backed Securities	0.2
Wireless Telecommunication Services	0.2
Biotechnology	0.2
Hotels, Restaurants & Leisure	0.2
Trading Companies & Distributors	0.2
Aerospace & Defense	0.2
IT Services	0.2
Retail & Merchandising	0.2
Internet & Catalog Retail	0.2
Food Products	0.1
Electronic Equipment, Instruments & Components	0.1
Energy Equipment & Services	0.1
Pharmaceuticals	0.1
Electrical Equipment	0.1
Healthcare Providers & Services	0.1
Healthcare Equipment & Supplies	0.1
Communications Equipment	0.1
Municipal Bonds	0.1
Computers & Peripherals	0.1
Textiles, Apparel & Luxury Goods	0.1
Diversified Telecommunication Services	0.1
Savings & Loan	0.1

Capital Markets	0.1%
Building & Construction	0.1
Beverages	0.1
Transportation	0.1
Industrial Conglomerates	0.1
Electrical Equipment	(0.1)
Transportation	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Telecommunications	(0.1)
Communications Equipment	(0.1)
Trading Companies & Distributors	(0.1)
Textiles, Apparel & Luxury Goods	(0.1)
Commercial Services & Supplies	(0.1)
Internet & Catalog Retail	(0.1)
Multi-Utilities	(0.1)
Energy Equipment & Services	(0.1)
Exchange Traded Funds	(0.1)
Manufacturing	(0.1)
Specialty Retail	(0.1)
Healthcare Providers & Services	(0.1)
Food Products	(0.1)
Biotechnology	(0.1)
Computers & Peripherals	(0.1)
Aerospace & Defense	(0.1)
Road & Rail	(0.1)
Healthcare Equipment & Supplies	(0.1)
U.S. Government Agency Obligations	(0.1)
Internet Software & Services	(0.2)
Pharmaceuticals	(0.2)
Electric Utilities	(0.2)
IT Services	(0.2)
Chemicals	(0.2)
Metals & Mining	(0.2)
Hotels, Restaurants & Leisure	(0.2)
Commercial Banks	(0.2)
Software	(0.2)
Household Durables	(0.2)
Media	(0.2)
Machinery	(0.3)
Insurance	(0.3)
Semiconductors & Semiconductor Equipment	(0.3)
Oil, Gas & Consumable Fuels	(0.4)
Real Estate Investment Trusts	(0.4)

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$226,290	*	Due from broker-variation margin	$1,411,929	*
Interest rate contracts	Unrealized appreciation on swap agreements	6,593,565		Unrealized depreciation on swap agreements	1,243,576
Interest rate contracts	Premiums paid for swap agreements	723,127		Premiums received for swap agreements	991,603
Interest rate contracts	Unaffiliated investments	110,128		Written options outstanding, at value	1,009,540
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	7,020,319		Unrealized depreciation on foreign currency forward contracts	13,767,298
Foreign exchange contracts	—	—		Written options outstanding, at value	8,293
Credit contracts	Unrealized appreciation on swap agreements	1,331,565		Unrealized depreciation on swap agreements	315,872
Credit contracts	Premiums paid for swap agreements	2,216,425		Premiums received for swap agreements	3,393,995
Equity contracts	Unrealized appreciation on swap agreements	460,119		Unrealized depreciation on swap agreements	5,946
Equity contracts	Unaffiliated investments	2,105,640		Written options outstanding, at value	925,000
Equity contracts	Due from broker-variation margin	5,955,379	*	Due from broker-variation margin	1,995,845	*
Commodity contracts	Due from broker-variation margin	23,323,376	*	Due from broker-variation margin	17,210,466	*

Total		$50,065,933			$42,279,363

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(99,317)	$4,405,778	$1,396,702	$(723,201)	$—	$4,979,962
Foreign exchange contracts	—	—	(24,368)	—	—	—	13,614,015	13,589,647
Credit contracts	—	—	—	—	—	(739,538)	—	(739,538)
Equity contracts	147,811	(12,405)	(3,632,513)	6,439,368	98,574	334,622	—	3,375,457
Commodity contracts	—	—	—	(31,109,887)	—	—	—	(31,109,887)

Total	$147,811	$(12,405)	$(3,756,198)	$(20,264,741)	$1,495,276	$(1,128,117)	$13,614,015	$(9,904,359)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$59,216	$(4,455,040)	$(726,122)	$3,382,502	$—	$(1,739,444)
Foreign exchange contracts	—	—	24,368	—	14,139	—	(8,576,549)	(8,538,042)
Credit contracts	—	—	—	—	—	1,635,227	—	1,635,227
Equity contracts	—	178,127	518,076	2,192,738	(60,689)	181,190	—	3,009,442
Commodity contracts	—	—	—	16,990,562	—	—	—	16,990,562

Total	$—	$178,127	$601,660	$14,728,260	$(772,672)	$5,198,919	$(8,576,549)	$11,357,745

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)
$1,471,704	$2,610,014	$964,762,219	$538,965,287	$376,933,245	$623,145,760

Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)	Currency Swap Agreements(6)
$215,255,212	$21,379,250	$98,406,790	$55,090,249	$933,333

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $60,960,897:
Affiliated investments (cost $4,725,047,454)	$4,720,763,946
Unaffiliated investments (cost $2,172,130,193)	2,232,360,198
Foreign currency, at value (cost $1,521,497)	1,533,153
Deposit with broker	311,261,590
Receivable for investments sold	161,494,279
Receivable for fund share sold	20,333,222
Due from broker-variation margin	13,171,996
Dividends and interest receivable	12,302,704
Unrealized appreciation on swap agreements	8,385,249
Unrealized appreciation on foreign currency forward contracts	7,020,319
Premiums paid for swap agreements	2,939,552
Tax reclaim receivable	347,661
Prepaid expenses	2,790

Total Assets	7,491,916,659

LIABILITIES:
Securities sold short, at value (proceeds received $378,910,878)	398,286,509
Payable for investments purchased.	392,101,986
Payable to broker for collateral for securities on loan	61,786,151
Payable to custodian	42,819,626
Unrealized depreciation on foreign currency forward contracts	13,767,298
Due to broker	9,850,000
Premiums received for swap agreements	4,385,598
Written options outstanding, at value (premiums received $2,579,386)	1,942,833
Advisory fees payable	1,777,017
Unrealized depreciation on swap agreements	1,565,394
Accrued expenses and other liabilities	589,025
Dividends payable on securities sold short	477,247
Interest payable on securities sold short	80,277
Shareholder servicing fees payable	20,037
Foreign withholding taxes payable	5,241
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	27

Total Liabilities	929,454,758

NET ASSETS	$6,562,461,901

Net assets were comprised of:
Paid-in capital	$6,641,954,979
Retained earnings	(79,493,078)

Net assets, June 30, 2012	$6,562,461,901

Net asset value and redemption price per share, $6,562,461,901 / 614,080,956 outstanding shares of beneficial interest	$10.69

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$67,494,680
Unaffiliated interest income	17,108,843
Unaffiliated dividend income (net of $483,837 foreign withholding tax)	12,611,481
Affiliated income from securities lending, net	361,714

97,576,718

EXPENSES
Advisory fees	24,438,891
Dividends on securities sold short	3,175,192
Shareholder servicing fees and expenses	1,420,182
Custodian and accounting fees	788,000
Broker fees and expenses on short sales	178,545
Trustees’ fees	38,000
Audit fee	33,000
Insurance expenses	16,000
Legal fees and expenses	12,000
Interest expense	10,126
Commitment fee on syndicated credit agreement	9,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Loan interest expense (Note 7)	211
Miscellaneous	17,878

Total expenses	30,147,025
Less: advisory fee waivers and/or expense reimbursement	(16,205)
Less: shareholder servicing fee waiver	(476,078)

Net expenses	29,654,742

NET INVESTMENT INCOME	67,921,976

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $142,531,919)	165,883,130
Net capital gain distribution received (including affiliated $23,489,934)	23,489,934
Futures transactions	(20,264,741)
Options written transactions	1,495,276
Short sales transactions	(13,229,530)
Swap agreements transactions	(1,128,117)
Foreign currency transactions	12,172,092

168,418,044

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $12,519,470)	64,934,850
Futures	14,728,260
Options written	(772,672)
Short sales	(11,941,354)
Swap agreements	5,198,919
Foreign currencies	(8,907,570)

63,240,433

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	231,658,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$299,580,453

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$67,921,976	$69,733,783
Net realized gain on investment and foreign currency transactions	168,418,044	420,908,123
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	63,240,433	(806,942,813)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,580,453	(316,300,907)

DISTRIBUTIONS	(69,787,794)	(41,478,873)

FUND SHARE TRANSACTIONS:
Fund share sold [122,108,391 and 261,195,976 shares, respectively]	1,312,301,694	2,733,882,368
Fund share issued in reinvestment of distributions [6,671,873 and 3,854,914 shares, respectively]	69,787,794	41,478,873
Fund share repurchased [96,196,381 and 313,775,215 shares, respectively]	(1,022,856,568)	(3,133,673,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	359,232,920	(358,311,766)

TOTAL INCREASE (DECREASE) IN NET ASSETS	589,025,579	(716,091,546)
NET ASSETS:
Beginning of period	5,973,436,322	6,689,527,868

End of period	$6,562,461,901	$5,973,436,322

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 95.4%
AFFILIATED MUTUAL FUNDS — 2.4%
AST Federated Aggressive Growth Portfolio*	2,688,344	$24,894,069
AST Goldman Sachs Small-Cap Value Portfolio	1,566,117	17,430,883
AST Small-Cap Growth Portfolio*	1,586,391	33,361,796
AST Small-Cap Value Portfolio	2,965,971	40,485,499

TOTAL AFFILIATED MUTUAL FUNDS (cost $111,338,105)(w)		116,172,247

COMMON STOCKS — 45.8%
Aerospace & Defense — 1.0%
BAE Systems PLC (United Kingdom)	749,300	3,397,042
Boeing Co. (The)	66,300	4,926,090
Elbit Systems Ltd. (Israel)	32,000	1,101,855
Finmeccanica SpA (Italy)*	160,800	650,178
Honeywell International, Inc.	120,900	6,751,056
Lockheed Martin Corp.(a)	45,700	3,979,556
Raytheon Co.	131,800	7,458,562
Rolls-Royce Holdings PLC (United Kingdom)*	821,849	11,076,646
Thales SA (France)	65,500	2,164,055
United Technologies Corp.	104,600	7,900,438

		49,405,478

Agriculture — 0.1%
Golden Agri-Resources Ltd. (Singapore)	4,265,000	2,277,825
Hokuto Corp. (Japan)	35,500	708,880

		2,986,705

Airlines — 0.3%
Air New Zealand Ltd. (New Zealand)	362,700	250,462
Cathay Pacific Airways Ltd. (Hong Kong)	769,000	1,246,732
Qantas Airways Ltd. (Australia)*	451,400	501,479
Southwest Airlines Co.	1,316,500	12,138,130

		14,136,803

Apparel — 0.3%
Burberry Group PLC (United Kingdom)	256,562	5,341,812
Coach, Inc.	129,459	7,570,762
Yue Yuen Industrial Holdings Ltd. (Bermuda)	568,500	1,787,400

		14,699,974

Auto/Trucks Parts & Equipment — 0.2%
Calsonic Kansei Corp. (Japan)	247,000	1,343,914
Cie Generale des Etablissements Michelin (France) (Class B Stock)	33,500	2,191,787
Keihin Corp. (Japan)	52,500	778,040
Valeo SA (France)	52,400	2,164,858
Yokohama Rubber Co. Ltd. (The) (Japan)	303,000	2,285,756

		8,764,355

Automobile Manufacturers — 0.6%
Bayerische Motoren Werke AG (Germany)	112,922	8,171,945
Daimler AG (Germany)	74,300	3,339,006
General Motors Co.*(a)	422,500	8,331,700
Nissan Motor Co. Ltd. (Japan)	185,900	1,765,256
Renault SA (France)	47,600	1,900,793
Volkswagen AG (Germany)	27,600	4,170,738

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Automobile Manufacturers (continued)
Volvo AB (Sweden) (Class B Stock)	160,800	$1,838,508

		29,517,946

Automotive Parts — 0.2%
AutoZone, Inc.*	23,153	8,501,087

Banks — 0.4%
Banco Espanol de Credito SA (Spain)	136,800	446,814
Bank of America Corp.	1,363,500	11,153,430
Barclays PLC (United Kingdom)	918,600	2,347,249
Bendigo and Adelaide Bank Ltd. (Australia)	135,100	1,032,431
Dexia SA (Belgium)*	15,923	2,617
Fukuoka Financial Group, Inc. (Japan)	217,000	847,370
Nishi-Nippon City Bank Ltd. (The) (Japan)	371,000	900,748
Societe Generale SA (France)*	28,100	658,935

		17,389,594

Beverages — 0.4%
Anheuser-Busch InBev NV (Belgium), ADR(a)	110,949	8,837,088
PepsiCo, Inc.	141,100	9,970,126

		18,807,214

Biotechnology — 0.7%
Amgen, Inc.	126,900	9,268,776
Biogen Idec, Inc.*	175,453	25,331,904

		34,600,680

Building Materials — 0.1%
Ciments Francais SA (France)	7,500	454,750
Geberit AG (Switzerland)*	28,829	5,687,329
Hong Leong Asia Ltd. (Singapore)	377,000	485,226

		6,627,305

Capital Markets — 0.3%
Credit Suisse Group AG (Switzerland)*	48,200	881,918
Deutsche Bank AG (Germany)	48,800	1,761,354
Invesco Ltd. (Bermuda)	226,500	5,118,900
Partners Group Holding AG (Switzerland)	31,659	5,630,631

		13,392,803

Chemicals — 1.9%
Arkema SA (France)	99,382	6,516,325
Asahi Kasei Corp. (Japan)	271,000	1,468,986
BASF SE (Germany)	164,725	11,454,083
Bayer AG (Germany)	27,500	1,981,635
Clariant AG (Switzerland)*	92,700	916,097
Johnson Matthey PLC (United Kingdom)	232,149	8,050,867
Koninklijke DSM NV (Netherlands)	45,900	2,262,851
Lanxess AG (Germany)	28,900	1,828,928
Monsanto Co.	290,525	24,049,660
Nippon Shokubai Co. Ltd. (Japan)	117,000	1,415,933
NOF Corp. (Japan)	329,000	1,643,578
Praxair, Inc.	157,348	17,108,448
Syngenta AG (Switzerland)	27,560	9,434,482
Tessenderlo Chemie NV (Belgium)	8,700	222,029
Toagosei Co. Ltd. (Japan)	275,000	1,075,872
Yara International ASA (Norway)	45,200	1,978,032

		91,407,806

Commercial Banks — 1.3%
Aozora Bank Ltd. (Japan)	892,000	2,124,193

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks (continued)
Banco Bilbao Vizcaya Argentaria SA (Spain)	116,100	$829,113
Banco Santander SA (Spain)	393,900	2,605,754
Bank Hapoalim BM (Israel)	247,900	764,544
BNP Paribas SA (France)	325,985	12,568,288
Credicorp Ltd. (Bermuda)	57,336	7,218,029
Credit Agricole SA (France)*	108,700	479,634
Danske Bank A/S (Denmark)*	17,600	244,718
DnB ASA (Norway)	88,600	880,992
FirstRand Ltd. (South Africa)	1,849,859	5,987,712
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	14,475,000	8,114,519
KBC GROEP NV (Belgium)	36,300	767,653
Standard Chartered PLC (United Kingdom)	372,445	8,090,596
Swedbank AB (Sweden) (Class A Stock)	169,000	2,662,420
Toronto-Dominion Bank (The) (Canada)	102,024	7,984,748

		61,322,913

Commercial Services — 0.5%
Emeco Holdings Ltd. (Australia)	1,251,400	1,130,471
Nichii Gakkan Co. (Japan)	132,100	1,222,881
Toppan Forms Co. Ltd. (Japan)	77,600	662,319
Visa, Inc. (Class A Stock)	154,783	19,135,822

		22,151,493

Commercial Services & Supplies — 0.1%
Babcock International Group PLC (United Kingdom)	436,510	5,846,286

Communication Equipment — 0.2%
QUALCOMM, Inc.	201,802	11,236,335

Computer Services & Software — 2.5%
Accenture PLC (Ireland) (Class A Stock)	268,015	16,105,021
Apple, Inc.*	110,073	64,282,632
Dell, Inc.*(a)	805,500	10,084,860
International Business Machines Corp.	34,850	6,815,963
Logica PLC (United Kingdom)	299,300	497,745
Microsoft Corp.	654,500	20,021,155
NEC Fielding Ltd. (Japan)	20,600	257,846
Tieto Oyj (Finland)	95,600	1,527,685
Wincor Nixdorf AG (Germany)	24,200	860,319

		120,453,226

Computers & Peripherals — 0.1%
Lenovo Group Ltd. (Hong Kong)	8,066,000	6,882,971

Consumer Products & Services — 0.7%
Avon Products, Inc.	294,000	4,765,740
EMC Corp.*	201,696	5,169,468
Estee Lauder Cos., Inc. (The) (Class A Stock)	151,292	8,187,923
Pacific Brands Ltd. (Australia)	2,607,900	1,345,386
Procter & Gamble Co. (The)	212,000	12,985,000

		32,453,517

Containers & Packaging — 0.1%
Rengo Co. Ltd. (Japan)	146,000	911,429
Rexam PLC (United Kingdom)	262,000	1,729,178

		2,640,607

Distribution/Wholesale — 0.4%
Marubeni Corp. (Japan)	411,000	2,738,452
Sumitomo Corp. (Japan)	187,200	2,619,267

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Distribution/Wholesale (continued)
Toyota Tsusho Corp. (Japan)	96,500	$1,844,650
W.W. Grainger, Inc.	58,633	11,212,975

		18,415,344

Diversified Financial Services — 1.4%
Challenger Ltd. (Australia)	269,200	904,153
Charles Schwab Corp. (The)	418,500	5,411,205
Fuyo General Lease Co. Ltd. (Japan)	25,800	814,125
Hitachi Capital Corp. (Japan)	42,400	709,680
Intermediate Capital Group PLC (United Kingdom)	421,400	1,785,973
ORIX Corp. (Japan)	110,890	10,334,486
Paragon Group of Cos. PLC (United Kingdom)	588,500	1,542,625
SLM Corp.	416,000	6,535,360
Tullett Prebon PLC (United Kingdom)	161,500	720,357
U.S. Bancorp	1,133,783	36,462,461

		65,220,425

Diversified Machinery — 0.2%
Cummins, Inc.	86,455	8,378,354
OC Oerlikon Corp. AG (Switzerland)*	163,300	1,356,990
Rheinmetall AG (Germany)	35,200	1,730,335

		11,465,679

Diversified Manufacturing — 0.7%
3M Co.	158,400	14,192,640
Cookson Group PLC (United Kingdom)	188,600	1,745,185
Danaher Corp.	135,092	7,035,591
Ingersoll-Rand PLC (Ireland)	123,000	5,188,140
Mitsubishi Corp. (Japan)	60,900	1,231,050
Singamas Container Holdings Ltd. (Hong Kong)	6,354,000	1,385,497
Trelleborg AB (Sweden) (Class B Stock)	184,100	1,698,674

		32,476,777

Diversified Operations
Mitsui & Co. Ltd. (Japan)	119,000	1,768,322

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	569,000	20,290,540

Electric — 0.7%
Entergy Corp.	140,700	9,552,123
Exelon Corp.	298,000	11,210,760
NRG Energy, Inc.*	499,500	8,671,320
RWE AG (Germany)	60,000	2,453,679

		31,887,882

Electronic Components — 0.4%
Eizo Nanao Corp. (Japan)	13,400	268,781
Emerson Electric Co.	99,600	4,639,368
Enel SpA (Italy)	876,300	2,829,454
Nikon Corp. (Japan)	299,700	9,123,087
TE Connectivity Ltd. (Switzerland)(a)	152,000	4,850,320

		21,711,010

Electronic Equipment & Instruments — 0.2%
Kingboard Chemical Holdings Ltd. (Cayman Islands)	589,500	1,148,120
Thermo Fisher Scientific, Inc.	150,200	7,796,882

		8,945,002

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronics
Nippon Electric Glass Co. Ltd. (Japan)	92,000	$549,474

Energy Equipment & Services — 0.2%
Petrofac Ltd. (United Kingdom)	335,157	7,315,551

Engineering/Construction — 0.1%
Bouygues SA (France)	58,100	1,559,037
COMSYS Holdings Corp. (Japan)	93,900	1,104,428
Kyowa Exeo Corp. (Japan)	153,500	1,563,411
NCC AB (Sweden) (Class B Stock)	67,900	1,221,840

		5,448,716

Entertainment & Leisure — 0.1%
Heiwa Corp. (Japan)	79,000	1,480,230
Madison Square Garden Co. (The) (Class A Stock)*(a)	65,000	2,433,600
Namco Bandai Holdings, Inc. (Japan)	105,100	1,441,306
Thomas Cook Group PLC (United Kingdom)(a)	432,300	101,352

		5,456,488

Equipment Services
Downer EDI Ltd. (Australia)*	253,800	821,007

Financial – Bank & Trust — 1.5%
Banco Popolare Scarl (Italy)*	19,500	26,182
DBS Group Holdings Ltd. (Singapore)	191,000	2,109,727
Fifth Third Bancorp	456,000	6,110,400
KeyCorp	749,000	5,797,260
Mitsubishi UFJ Financial Group, Inc. (Japan)	708,900	3,396,254
Mizuho Financial Group, Inc. (Japan)	1,319,900	2,229,634
Morgan Stanley.	704,000	10,271,360
National Australia Bank Ltd. (Australia)	126,200	3,073,928
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	400,000	1,195,448
Wells Fargo & Co.	1,110,667	37,140,704
Westpac Banking Corp. (Australia)	84,800	1,851,712

		73,202,609

Financial Services — 1.1%
Alpha Bank A.E. (Greece)*	8,400	13,319
American Express Co.	170,300	9,913,163
Ameriprise Financial, Inc.	89,400	4,672,044
Goldman Sachs Group, Inc. (The)	32,000	3,067,520
H&R Block, Inc.	88,500	1,414,230
Irish Life & Permanent Group Holdings PLC (Ireland)*	48,500	1,657
JPMorgan Chase & Co.	572,500	20,455,425
Keiyo Bank Ltd. (The) (Japan)	165,000	765,513
Sumitomo Mitsui Financial Group, Inc. (Japan)	95,300	3,148,229
UBS AG (Switzerland)*	156,700	1,833,731
Western Union Co. (The)	440,000	7,409,600

		52,694,431

Foods — 1.0%
Dairy Crest Group PLC (United Kingdom)	112,800	584,315
Delhaize Group SA (Belgium)	52,900	1,937,829
East Asiatic Co. Ltd. A/S (Denmark)	10,000	244,663
Goodman Fielder Ltd. (Australia)	1,207,300	682,125
J. Sainsbury PLC (United Kingdom)	707,100	3,341,851
Kellogg Co.	132,200	6,521,426

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Foods (continued)
Koninklijke Ahold NV (Netherlands)	322,800	$3,998,630
Lindt & Spruengli AG (Switzerland)*	109	4,002,933
Marston’s PLC (United Kingdom)	936,300	1,524,705
Megmilk Snow Brand Co. Ltd. (Japan)	90,500	1,594,049
Metcash Ltd. (Australia)	301,600	1,044,848
Metro AG (Germany)	33,000	962,286
Morinaga Milk Industry Co. Ltd. (Japan)	546,000	2,089,720
Nichirei Corp. (Japan)	250,000	1,230,666
Nutreco NV (Netherlands)	17,700	1,234,342
Parmalat SpA (Italy)	331,940	629,485
Premier Foods PLC (United Kingdom)*	286,941	385,287
Tesco PLC (United Kingdom)	345,100	1,677,121
Toyo Suisan Kaisha Ltd. (Japan)	49,000	1,306,684
Unilever NV (Netherlands), CVA	309,286	10,331,860
WM Morrison Supermarkets PLC (United Kingdom)	891,600	3,720,440

		49,045,265

Healthcare Products & Services — 0.2%
Fresenius SE & Co. KGaA (Germany)	83,665	8,662,504

Holding Companies – Diversified
First Pacific Co. Ltd. (Bermuda)	1,120,000	1,161,721

Home Furnishings
Pace PLC (United Kingdom)	354,800	579,397

Hotels, Restaurants & Leisure — 1.1%
Compass Group PLC (United Kingdom)	945,289	9,922,699
McDonald’s Corp.	285,369	25,263,718
Plenus Co. Ltd. (Japan)	29,700	570,053
Wynn Resorts Ltd.	167,532	17,376,419

		53,132,889

Household Durables — 0.1%
Berkeley Group Holdings PLC (United Kingdom)*	209,402	4,632,411

Industrial Conglomerates — 0.3%
General Electric Co.	800,000	16,672,000

Insurance — 1.5%
Aegon NV (Netherlands)*	218,400	1,012,851
AIA Group Ltd. (Hong Kong)	2,998,200	10,355,961
Allianz SE (Germany)	22,200	2,232,989
Allstate Corp. (The)	254,500	8,930,405
Aviva PLC (United Kingdom)	338,800	1,450,722
AXA SA (France)(a)	95,300	1,274,041
Baloise Holding AG (Switzerland)	21,700	1,433,623
Beazley PLC (United Kingdom)	610,400	1,319,430
Fondiaria-SAI SpA (Italy)*(a)	14,900	17,706
Hannover Rueckversicherung AG (Germany)	21,500	1,280,726
Helvetia Holding AG (Switzerland)	3,200	968,103
ING Groep NV (Netherlands), CVA*	325,100	2,179,508
Legal & General Group PLC (United Kingdom)	1,070,400	2,140,015
Marsh & McLennan Cos., Inc.(a)	413,500	13,327,105
MetLife, Inc.	143,500	4,426,975
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	11,400	1,608,591
Old Mutual PLC (United Kingdom)	1,085,301	2,581,120
RSA Insurance Group PLC (United Kingdom)	831,300	1,411,201

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
SCOR SE (France)	68,500	$1,660,615
Swiss Life Holding AG (Switzerland)*	19,100	1,800,228
Swiss Re Ltd. (Switzerland)*	60,000	3,782,508
XL Group PLC (Ireland)	265,000	5,575,600
Zurich Insurance Group AG (Switzerland)*	15,100	3,414,472

		74,184,495

Internet — 1.6%
Amazon.com, Inc.*	48,285	11,025,880
Baidu, Inc. (Cayman Islands), ADR*	222,720	25,608,346
Facebook, Inc. (Class A Stock)(a)	198,915	6,190,235
LinkedIn Corp. (Class A Stock)*	77,450	8,230,611
priceline.com, Inc.*	39,281	26,103,010

		77,158,082

Internet Software & Services — 0.2%
MercadoLibre, Inc.	63,667	4,825,959
NetEase, Inc. (Cayman Islands), ADR*	92,055	5,417,437

		10,243,396

Iron/Steel — 0.1%
ArcelorMittal (Luxembourg)	60,600	927,152
Nucor Corp.	90,500	3,429,950
OneSteel Ltd. (Australia)	1,311,300	1,182,539

		5,539,641

Lumber & Wood Products — 0.2%
Weyerhaeuser Co.	456,500	10,207,340

Machinery — 0.4%
Atlas Copco AB (Sweden) (Class A Stock)	308,074	6,629,992
FANUC Corp. (Japan)	54,100	8,893,019
Weir Group PLC (The) (United Kingdom)(a) .	208,266	5,004,566

		20,527,577

Machinery & Equipment
Georg Fischer AG (Switzerland)*	5,100	1,761,409

Media — 1.1%
Cablevision Systems Corp. (Class A Stock)(a)	211,000	2,804,190
Comcast Corp. (Class A Stock)	232,500	7,433,025
Liberty Media Corp. - Liberty Capital (Class A Stock)*	21,600	1,898,856
Pearson PLC (United Kingdom)	429,471	8,521,437
Societe Television Francaise 1 (France)	160,900	1,284,771
Time Warner Cable, Inc.	174,300	14,310,030
Time Warner, Inc.(a)	430,500	16,574,250
Trinity Mirror PLC (United Kingdom)*	126,600	54,030

		52,880,589

Medical Supplies & Equipment — 0.5%
Covidien PLC (Ireland)	183,400	9,811,900
Johnson & Johnson(a)	216,300	14,613,228

		24,425,128

Metals & Mining — 0.9%
Ausdrill Ltd. (Australia)	267,300	947,362
Boart Longyear Ltd. (Australia)	394,500	1,154,784
Boliden AB (Sweden)	161,300	2,250,753
CONSOL Energy, Inc.	184,000	5,564,160
Glencore International PLC (United Kingdom)(a)	1,213,011	5,624,953

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Metals & Mining (continued)
Mount Gibson Iron Ltd. (Australia)	1,000,000	$893,527
OZ Minerals Ltd. (Australia)	150,500	1,227,882
Precision Castparts Corp.	87,044	14,317,868
Rio Tinto Ltd. (Australia)	42,200	2,477,431
Shougang Fushan Resources Group Ltd. (Hong Kong)	3,720,000	969,879
St Barbara Ltd. (Australia)*	581,700	1,060,275
United States Steel Corp.(a)	71,000	1,462,600
Vulcan Materials Co.	176,000	6,988,960

		44,940,434

Multimedia — 0.1%
Vivendi SA (France)	174,806	3,248,064

Oil & Gas — 2.2%
Baker Hughes, Inc.	196,000	8,055,600
Eni SpA (Italy)	191,300	4,064,206
EQT Corp.	98,400	5,277,192
Exxon Mobil Corp.(a)	250,200	21,409,614
Fred Olsen Energy ASA (Norway)	54,244	1,942,052
Halliburton Co.	433,418	12,304,737
JX Holdings, Inc. (Japan)	222,900	1,148,830
Murphy Oil Corp.	127,600	6,417,004
National Oilwell Varco, Inc.	290,063	18,691,660
Occidental Petroleum Corp.	159,000	13,637,430
OMV AG (Austria)(a)	90,800	2,855,640
Total SA (France)	110,200	4,959,995
Total SA (France), ADR	76,000	3,416,200

		104,180,160

Oil, Gas and Consumable Fuels — 1.9%
BG Group PLC (United Kingdom)	299,557	6,132,357
BP PLC (United Kingdom)	1,010,100	6,745,632
Chevron Corp.	214,250	22,603,375
Hess Corp.	142,600	6,195,970
Newfield Exploration Co.*	206,500	6,052,515
Petroleo Brasileiro SA (Brazil)	114,292	1,069,798
Repsol YPF SA (Spain)	125,500	2,017,430
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	586,784	20,492,632
Royal Dutch Shell PLC (United Kingdom), ADR	145,500	9,811,065
Schlumberger Ltd. (Netherlands)	47,000	3,050,770
Statoil ASA (Norway)	415,138	9,900,431

		94,071,975

Paper & Forest Products — 0.3%
International Paper Co.	335,000	9,684,850
Lee & Man Paper Manufacturing Ltd. (Cayman Islands)	3,477,000	1,406,147
Mondi PLC (United Kingdom)	285,400	2,444,558

		13,535,555

Pharmaceuticals — 3.2%
Abbott Laboratories	38,708	2,495,505
Allergan, Inc.	139,682	12,930,363
AstraZeneca PLC (United Kingdom)	162,300	7,252,788
Bristol-Myers Squibb Co.	321,395	11,554,150
Express Scripts Holding Co.*	445,252	24,858,419
GlaxoSmithKline PLC (United Kingdom)(a)	118,500	2,691,607
H. Lundbeck A/S (Denmark)	40,200	830,640

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals (continued)
KYORIN Holdings, Inc. (Japan)	52,000	$1,096,824
Mead Johnson Nutrition Co.	224,839	18,101,788
Merck & Co., Inc.	459,900	19,200,825
Merck KGaA (Germany)	10,600	1,058,587
Novartis AG (Switzerland)	80,800	4,517,634
Novo Nordisk A/S (Denmark) (Class B Stock)	73,178	10,613,508
Otsuka Holdings Co. Ltd. (Japan)	98,900	3,035,759
Pfizer, Inc.	919,500	21,148,500
Roche Holding AG (Switzerland)	17,900	3,091,921
Sanofi (France)	93,100	7,047,764
Shionogi & Co. Ltd. (Japan)	187,300	2,546,677
Teva Pharmaceutical Industries Ltd. (Israel) .	62,300	2,455,709

		156,528,968

Pipelines — 0.2%
Spectra Energy Corp.	358,500	10,418,010

Real Estate — 0.2%
BR Malls Participacoes SA (Brazil)	341,000	3,862,460
Cheung Kong Holdings Ltd. (Hong Kong)	103,000	1,271,669
St. Joe Co. (The)*(a)	226,000	3,573,060

		8,707,189

Real Estate Operation & Development — 0.2%
Brookfield Asset Management, Inc. (Canada)
(Class A Stock)	254,194	8,413,821
Daito Trust Construction Co. Ltd. (Japan)	36,700	3,478,871

		11,892,692

Retail — 3.0%
Cie Financiere Richemont SA (Switzerland), ADR	781,864	4,229,884
Cocokara Fine, Inc. (Japan)	34,900	1,156,992
Debenhams PLC (United Kingdom)	1,925,200	2,614,130
Dollar Tree, Inc.*(a)	76,948	4,139,802
Harvey Norman Holdings Ltd. (Australia)(a) .	708,000	1,423,604
Home Retail Group PLC (United Kingdom)(a)	523,700	695,644
Kesa Electricals PLC (United Kingdom)(a)	587,300	456,015
K’s Holdings Corp. (Japan)	31,200	911,969
Lowe’s Cos., Inc.	375,000	10,665,000
Lululemon Athletica, Inc.*(a)	130,386	7,774,917
Marks & Spencer Group PLC (United Kingdom)	449,500	2,292,283
Matsumotokiyoshi Holdings Co. Ltd. (Japan).	43,100	955,837
O’Reilly Automotive, Inc.*	117,305	9,826,640
Starbucks Corp.	448,808	23,930,443
TJX Cos., Inc. (The)	968,836	41,592,129
Tsuruha Holdings, Inc. (Japan)	22,300	1,386,627
Wal-Mart Stores, Inc.	102,200	7,125,384
WH Smith PLC (United Kingdom)	255,400	2,180,485
Yum! Brands, Inc.	300,481	19,356,986

		142,714,771

Retail & Merchandising — 1.1%
Aoyama Trading Co. Ltd. (Japan)	39,600	812,874
Dollar General Corp.*	72,623	3,949,965
Kohl’s Corp.(a)	242,100	11,013,129
Limited Brands, Inc.	270,861	11,519,718
Myer Holdings Ltd. (Australia)(a)	779,800	1,297,252

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising (continued)
NIKE, Inc. (Class B Stock)	201,932	$17,725,591
Shimachu Co. Ltd. (Japan)	78,200	1,711,928
Wal-Mart Stores, Inc.	57,884	4,035,672

		52,066,129

Semiconductors & Semiconductor Equipment — 0.6%
ARM Holdings PLC (United Kingdom)	872,276	6,910,689
ASM Pacific Technology Ltd. (Cayman Islands)	556,300	7,110,834
Samsung Electronics Co. Ltd. (South Korea)	14,402	15,251,537

		29,273,060

Software — 0.9%
Check Point Software Technologies Ltd. (Israel)*(a)	291,435	14,452,261
Dassault Systemes SA (France)	72,594	6,810,911
SAP AG (Germany)	195,689	11,587,831
VMware, Inc. (Class A Stock)*	107,226	9,761,855

		42,612,858

Specialty Retail — 0.6%
Fast Retailing Co. Ltd. (Japan)	41,600	8,323,815
Home Depot, Inc. (The)	381,868	20,235,185
Valora Holding AG (Switzerland)	5,513	1,026,562

		29,585,562

Steel Producers/Products
Voestalpine AG (Austria)	74,100	1,968,056

Telecommunications — 0.8%
BT Group PLC (United Kingdom)	1,251,900	4,148,196
Cable & Wireless Communications PLC (United Kingdom)	3,264,600	1,520,973
Cisco Systems, Inc.	528,000	9,065,760
France Telecom SA (France)	112,100	1,473,939
KDDI Corp. (Japan)	600	3,870,547
Koninklijke KPN NV (Netherlands)(a)	127,800	1,222,026
Nippon Telegraph & Telephone Corp. (Japan)	96,800	4,513,834
NTT DoCoMo, Inc. (Japan)	2,300	3,827,206
Telecom Italia SpA (Italy)	2,315,600	2,288,148
Telstra Corp. Ltd. (Australia)	264,900	1,003,684
Vodafone Group PLC (United Kingdom)	1,729,200	4,860,346

		37,794,659

Tobacco — 0.2%
British American Tobacco PLC (United Kingdom)	211,151	10,734,885

Trading Companies & Distributors — 0.1%
Brenntag AG (Germany)	38,464	4,256,722

Transportation — 1.1%
Canadian Pacific Railway Ltd. (Canada)	121,200	8,879,112
Deutsche Post AG (Germany)	122,100	2,160,378
Go-Ahead Group PLC (United Kingdom)	80,000	1,510,301
Hutchison Port Holdings Trust (Singapore)	9,986,000	7,090,060
Sankyu, Inc. (Japan)	239,000	855,288
Seino Holdings Co. Ltd. (Japan)	150,000	1,004,870
Union Pacific Corp.	261,928	31,250,630

		52,750,639

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Utilities — 0.2%
E.ON AG (Germany)	78,500	$1,696,320
Illinois Tool Works, Inc.	111,200	5,881,368

		7,577,688

Wireless Telecommunication Services — 0.3%
Freenet AG (Germany)	99,900	1,451,818
Softbank Corp. (Japan)	251,400	9,358,034
Sprint Nextel Corp.*(a)	1,309,000	4,267,340

		15,077,192

TOTAL COMMON STOCKS (cost $2,170,883,876)		2,215,643,467

EXCHANGE TRADED FUNDS — 9.4%
Energy Select Sector SPDR Fund(a)	69,274	4,597,715
iShares Barclays Aggregate Bond Fund.	919,574	102,348,586
iShares Barclays Intermediate Credit Bond Fund	65,474	7,157,618
iShares Barclays TIPS Bond Fund(a)	117,823	14,103,413
iShares Dow Jones Select Dividend Index Fund	42,712	2,399,987
iShares iBoxx Investment Grade Corporate Bond Fund	132,652	15,607,834
iShares JPMorgan USD Emerging Markets Bond Fund(a)	124,400	14,271,168
iShares MSCI EAFE Index Fund(a)	1,550,041	77,440,048
iShares MSCI Emerging Markets Index Fund	160,240	6,279,806
iShares Russell 1000 Growth Index Fund.	363,447	22,980,754
iShares Russell 1000 Value Index Fund.	401,000	27,360,230
iShares Russell 2000 Index Fund(a)	183,093	14,583,357
iShares S&P 500 Growth Index Fund	244,201	17,951,216
iShares S&P Global 100 Index Fund(a)	92,548	5,452,003
SPDR S&P 500 ETF Trust(a)	774,896	105,595,078
Vanguard REIT ETF	245,468	16,060,971

TOTAL EXCHANGE TRADED FUNDS (cost $447,952,684)		454,189,784

PREFERRED STOCKS — 0.2%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*	90,472,908	141,694

Diversified Financial Services
SLM Corp., 5.164%	1,800	42,606

Financial – Bank & Trust — 0.2%
Wells Fargo & Co., Series J, 8.000%	247,320	7,469,064

TOTAL PREFERRED STOCKS (cost $6,705,298)		7,653,364

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.7%
Aegis Asset-Backed Securities Trust,
Series 2005-4, Class 1A4
0.615%(c)	10/25/35	Baa1		$1,552	1,318,849
Aquilae CLO PLC (Ireland),
Series 2006-1X, Class A
1.754%(c)	01/17/23	Aa1	EUR	379	445,089

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
ARES CLO Ltd. (Cayman Islands),
Series 2006-6RA, Class A1B, 144A
0.695%(c)	03/12/18	Aaa		$404	$396,119
Asset-Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.595%(c)	06/25/34	Aaa		113	84,048
Asset-Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.520%(c)	09/25/34	Aaa		17	14,732
Avoca CLO I BV (Ireland),
Series III-X, Class A
1.433%(c)	09/15/21	AA+(d)	EUR	1,888	2,260,154
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AQ1, Class 2A1
0.325%(c)	10/25/36	B3		12	10,800
Series 2006-HE9, Class 1A1
0.295%(c)	11/25/36	Baa2		2	2,228
Series 2006-SD3, Class 1A1A
5.500%	08/25/36	CC(d)		191	135,117
Series 2007-AQ1, Class A1
0.355%(c)	11/25/36	Caa2		537	313,486
Bear Stearns Second Lien Trust,
Series 2007-SV1A, Class A1, 144A
0.465%(c)	12/25/36	B3		166	164,501
Canada Capital Auto Receivables Asset Trust (Canada),
Series 2011-1A, Class A1, 144A
1.845%	04/17/13	Aaa	CAD	107	105,689
Chester Asset Receivables Dealings PLC (United Kingdom),
Series 2004-1, Class A
1.198%(c)	04/15/16	AAA(d)	GBP	3,000	4,614,609
Citibank Omni Master Trust,
Series 2009-A14A, Class A14, 144A
2.992%(c)	08/15/18	Aaa		900	945,109
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.425%(c)	07/25/36	B2		716	606,358
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.305%(c)	11/25/36	Caa1		32	11,617
Series 2007-CB6, Class A1, 144A
0.365%(c)	07/25/37	Caa1		91	72,087
CSAB Mortgage Backed Trust,
Series 2006-4, Class A6A
5.684%	12/25/36	Ca		74	46,149
Cumberland CLO Ltd. (Cayman Islands),
Series 2005-2A, Class A, 144A
0.716%(c)	11/10/19	Aaa		359	351,291
Eurocredit BV CDO (Netherlands),
Series IV-X, Class A1
1.658%(c)	02/22/20	Aaa	EUR	477	586,579
First CLO Ltd.,
Series 2004-2X1, Class A2
0.778%	12/14/16	Aaa		50	49,930
First NLC Trust,
Series 2007-1, Class A1, 144A
0.315%(c)	08/25/37	Caa2		241	71,661
Grosvenor Place CLO BV (Netherlands),
Series I-X, Class A1
0.991%(c)	07/20/21	AA(d)	EUR	494	596,871
Series I-X, Class A2

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
1.273%(c)	07/20/21	AA(d)	GBP	791	$1,184,347
Gulf Stream Compass CLO Ltd. (Cayman Islands),
Series 2004-1A, Class A, 144A
0.827%(c)	07/15/16	Aaa		$39	38,387
Harvest CLO SA (Luxembourg),
Series I-X, Class A1
1.587%(c)	03/29/17	Aa1	EUR	383	477,152
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.717%(c)	05/21/21	Aaa		1,700	1,605,696
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 2A1
0.295%(c)	12/25/36	Ba3		20	19,960
Illinois Student Assistance Commission,
Series 2010-1, Class A1
0.946%(c)	04/25/17	AA+(d)		87	86,603
Indymac Residential Asset Backed Trust,
Series 2007-B, Class 2A2
0.405%(c)	07/25/37	Caa3		1,723	939,132
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.355%(c)	08/25/36	Ca		146	47,753
Series 2007-HE1, Class AV1
0.305%(c)	03/25/47	Caa1		196	165,414
Katonah Ltd. (Cayman Islands),
Series 6A, Class A1A, 144A
0.788%(c)	09/20/16	Aaa		285	282,141
Landmark CDO Ltd. (Cayman Islands),
Series 2005-1A, Class A1L, 144A
0.767%(c)	06/01/17	Aaa		406	399,804
LCM LP (Cayman Islands),
Series 5A, Class A1, 144A
0.698%(c)	03/21/19	Aaa		600	574,793
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.805%(c)	10/25/34	Aaa		12	10,165
MAGI Funding PLC (Ireland),
Series I-A, Class A, 144A
1.314%(c)	04/11/21	Aaa	EUR	1,115	1,330,151
Magnolia Funding Ltd. (United Kingdom),
Series 2010-1A, Class A1, 144A
3.000%	04/20/17	NR	EUR	1,184	1,501,992
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-RM4, Class A2A
0.325%(c)	09/25/37	C		4	906
Series 2006-RM5, Class A2A
0.305%(c)	10/25/37	C		53	10,565
Series 2007-HE2, Class A2A
0.365%(c)	02/25/37	Ca		16	4,858
Morgan Stanley ABS Capital I,
Series 2006-WMC2, Class A2FP
0.295%(c)	07/25/36	Ca		92	26,996
Series 2007-HE6, Class A1
0.305%(c)	05/25/37	Caa3		57	44,825
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
0.295%(c)	11/25/36	Caa2		1	446
Nelnet Student Loan Trust,
Series 2008-4, Class A2
1.166%(c)	07/25/18	Aaa		122	122,794

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.916%(c)	10/26/20	AA+(d)		$704	$698,634
Penarth Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A1, 144A
0.893%(c)	05/18/15	Aaa		3,000	3,007,952
Penta CLO SA (Luxembourg),
Series 2007-1X, Class A1
1.166%(c)	06/04/24	Aaa	EUR	968	1,115,258
Plymouth Rock CLO Ltd., Inc. (Cayman Islands),
Series 2010-1A, Class A, 144A
1.966%(c)	02/16/19	AAA(d)		1,004	1,000,092
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.745%(c)	07/25/32	Ca		22	13,521
Securitized Asset-Backed Receivables LLC,
Series 2007-NC1, Class A2A
0.295%(c)	12/25/36	Caa2		3	1,252
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.375%(c)	05/25/37	B3		400	205,402
Series 2007-HE1, Class A2A
0.305%(c)	12/25/36	Ca		82	17,768
SLM Student Loan Trust,
Series 2004-5X, Class A5
0.981%(c)	10/25/23	Aaa	EUR	400	467,568
Series 2007-3, Class A3
0.506%(c)	04/25/19	Aaa		600	578,722
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39	Aaa		472	475,660
Series 2010-C, Class A1, 144A
1.892%(c)	12/15/17	Aaa		133	133,428
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.305%(c)	11/25/36	Caa3		66	18,090
Series 2007-NS1, Class A3
0.445%(c)	01/25/37	Ca		6,400	2,528,698
Symphony CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.707%(c)	05/15/19	Aaa		500	481,450
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.305%(c)	10/25/36	Caa2		134	85,163
Wood Street CLO BV (Netherlands),
Series II-A, Class A1, 144A
1.347%(c)	03/29/21	Aa1	EUR	189	229,966

TOTAL ASSET-BACKED SECURITIES (cost $34,697,529)					33,136,577

BANK LOANS(c) — 0.1%
Diversified Financial Services — 0.1%
Springleaf Financial Corp.,
Initial Loan
5.500%	05/10/17	B3		5,400	5,075,034

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electric
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.741%	10/10/14	B2	$2,704	$1,692,569

TOTAL BANK LOANS (cost $7,753,727)				6,767,603

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
Banc of America Large Loan, Inc.,
Series 2007-BMB1, Class A1, 144A
0.749%(c)	08/15/29	Aaa	49	46,873
Series 2009-UB1, Class A4A, 144A
5.621%(c)	06/24/50	NR	250	278,798
Series 2010-HLTN, Class HLTN, 144A
1.992%(c)	11/15/15	NR	1,591	1,507,171
Series 2010-UB5, Class A4A, 144A
5.667%(c)	02/17/51	Baa2	1,900	2,099,413
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	100	113,203
Series 2007-CD5, Class A4
5.886%(c)	11/15/44	Aaa	100	115,950
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class XP, IO
0.659%(c)	12/10/46	Aaa	41,616	303,133
Series 2010-C1, Class A1, 144A
3.156%	07/10/46	Aaa	1,932	2,024,772
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa	1,700	1,886,203
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40	Aaa	100	109,598
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39	Aaa	1,000	1,098,588
Series 2010-UD1, Class A, 144A
5.932%(c)	12/18/49	Aaa	800	886,362
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A2, 144A
3.386%	07/10/44	Aaa	2,700	2,880,635
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A
1.103%(c)	03/06/20	Aaa	131	130,245
Series 2007-EOP, Class A2, 144A
1.260%(c)	03/06/20	Aaa	250	246,612
Series 2010-C1, Class A2, 144A
4.592%	08/10/43	Aaa	1,900	2,112,281
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3	110	121,698
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	AAA(d)	1,300	1,418,469
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.779%(c)	07/09/21	Aaa	490	479,654
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%(c)	12/12/49	Aaa	900	997,152

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Morgan Stanley Capital I, Inc.,
Series 2007-IQ15, Class A4
6.076%(c)	06/11/49	BBB+(d)		$40	$45,316
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.203%(c)	12/16/49	Aaa		200	227,267
Unite USAF PLC (United Kingdom),
Series 2006-1, Class A
1.095%(c)	03/31/17	Aaa	GBP	700	1,040,292
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	AAA(d)		700	762,297
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	Aaa		100	106,819
Series 2006-C23, Class A4
5.418%(c)	01/15/45	Aaa		100	111,155
Series 2006-WL7A, Class A1, 144A
0.332%(c)	09/15/21	Aaa		345	333,700

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,071,278)					21,483,656

CORPORATE BONDS — 9.9%
Aerospace & Defense
Goodrich Corp.,
Sr. Unsec’d. Notes
6.290%	07/01/16	Baa2		100	117,837
Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19	Baa1		1,000	1,389,287
9.700%	11/10/18	Baa1		1,000	1,383,768

					2,773,055

Airlines — 0.1%
Delta Air Lines 2010-1 Class A, Pass-Through Trust,
Pass-Through Certificates
6.200%	01/02/20	Baa2		899	973,475
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Sr. Sec’d. Notes
4.750%	05/07/20	Baa2		3,800	3,857,000
UAL 2009-1 Pass-Through Trust,
Pass-Through Certificates
10.400%	05/01/18	Baa2		437	498,550

					5,329,025

Apparel
Jones Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	11/15/14	Ba3		1,200	1,224,000
Auto Components — 0.1%
BMW US Capital LLC,
Gtd. Notes, MTN
0.918%(c)	12/21/12	A(d)		5,600	5,592,877

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Automobile Manufacturers — 0.2%
Daimler Finance North America LLC,
Gtd. Notes, 144A
1.071%(c)	03/28/14	A3		$5,800	$5,786,266
Volkswagen International Finance NV (Netherlands),
Gtd. Notes, 144A
1.068%(c)	09/22/13	A-(d)		1,100	1,099,767
1.071%(c)	04/01/14	A3		200	199,587
1.211%(c)	03/21/14(g)	A-(d)		2,700	2,700,994
1.625%	08/12/13	A3		1,000	1,008,097

					10,794,711

Automotive Parts — 0.1%
Autozone, Inc.,
Sr. Unsec’d. Notes
5.875%	10/15/12	Baa2		1,100	1,115,390
6.950%	06/15/16	Baa2		2,400	2,823,341

					3,938,731

Banks — 3.7%
Abbey National Treasury Services PLC (United Kingdom),
Bank Gtd. Notes
4.000%	04/27/16	A1		1,900	1,872,129
Bank Gtd. Notes, 144A
3.875%	11/10/14	Aa3		2,300	2,265,900
Covered Bonds
3.625%	10/14/17	AAA(d)	EUR	3,500	4,673,275
ABN Amro Bank NV (Netherlands),
Covered Bonds, MTN
3.250%	01/18/13	Aaa	EUR	400	513,602
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22	Aaa	AUD	4,300	4,732,396
Ally Financial, Inc.,
Gtd. Notes
3.667%(c)	02/11/14	B1		2,100	2,084,754
3.868%(c)	06/20/14	B1		900	891,432
6.875%	08/28/12	B1		1,800	1,809,000
8.000%	03/15/20	B1		600	690,000
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.566%(c)	05/16/14	Baa1		1,800	1,797,622
Bank Nederlandse Gemeenten (Netherlands),
Sr. Unsec’d. Notes, 144A
1.375%	03/23/15	AAA(d)		3,100	3,104,210
Bank of America Corp.,
Sr. Unsec’d. Notes
0.727%(c)	10/14/16	Baa1		500	442,052
4.500%	04/01/15	Baa1		2,300	2,370,755
6.500%	08/01/16	Baa1		300	329,440
7.375%	05/15/14	Baa1		200	215,087
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18	Baa1		5,200	5,560,324
Sub. Notes, MTN
1.148%(c)	05/23/17	A3	EUR	600	621,868
Bank of Montreal (Canada),
Covered Bonds, 144A
2.850%	06/09/15	Aaa		2,000	2,116,480

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Bank of Scotland PLC (United Kingdom),
Gov’t. Liquid Gtd. Notes, MTN
4.870%(c)	07/24/12	Aaa		AUD	900	$921,711
Barclays Bank PLC (United Kingdom),
Covered Bonds, MTN
3.625%	04/13/16	Aaa		EUR	2,300	3,127,901
Sr. Unsec’d. Notes
1.509%(c)	01/13/14	Aa3			$4,200	4,204,431
Sub. Notes
10.179%	06/12/21	BBB+	(d)		240	283,140
Sub. Notes, 144A
6.050%	12/04/17	BBB+(d)			200	202,089
10.179%	06/12/21	Baa1			2,320	2,737,020
Sub. Notes, MTN
4.750%	02/23/15	Baa3			1,000	977,046
6.000%	01/14/21	BBB+(d)		EUR	1,700	1,982,378
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes
4.500%	03/10/16	A2			6,000	6,030,000
Sr. Unsec’d. Notes, 144A
4.500%	03/10/16	A1			800	804,000
BNP Paribas Home Loan SA (France),
Covered Bonds, 144A
2.200%	11/02/15	Aaa			5,500	5,507,898
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.216%(c)	02/07/14	Aa3			900	889,556
2.375%	10/04/13	Aa3			900	889,719
Commonwealth Bank of Australia (Australia),
Gov’t. Liquid Gtd. Notes, 144A
0.748%(c)	09/17/14	Aaa			100	100,405
0.889%(c)	07/12/13	Aaa			2,100	2,107,940
0.968%(c)	06/25/14	Aaa			500	504,220
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
4.500%	01/11/21	Aaa			1,500	1,591,474
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49	A2			150	188,700
Depfa ACS Bank (Ireland),
Covered Bonds
3.875%	07/15/13	Aa3		EUR	2,400	3,071,526
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.867%(c)	03/05/13	Aa1			400	392,688
0.946%(c)	04/29/14	Aa1			4,500	4,288,455
2.750%	01/10/14	Aa1			8,700	8,602,551
2.750%	04/29/14	Aa1			6,600	6,440,544
Dexia Municipal Agency SA (France),
Covered Bonds
2.750%	01/25/16	Aa1		EUR	2,400	3,020,125
Covered Bonds, MTN
3.125%	09/15/15	AAA(d)		EUR	1,200	1,532,167
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17	A1			3,000	3,034,257
DNB Boligkreditt A/S (Norway),
Covered Bonds, MTN
2.500%	10/18/17	AAA(d)		EUR	2,400	3,166,858

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
3.000%	11/17/14	Ba1		$6,400	$6,063,590
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.250%	04/07/16	AAA(d)		2,500	2,818,960
6.250%	12/28/18	Aaa	AUD	4,300	4,755,548
ICICI Bank Ltd. (India),
Bonds, 144A
2.217%(c)	02/24/14	Baa2		500	484,766
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16	Aaa		1,700	1,715,917
Sr. Unsec’d. Notes, 144A
1.868%(c)	06/09/14	Aa3		3,200	3,156,723
Unsec’d. Notes, 144A
3.750%	03/07/17	A2		3,300	3,284,520
Intesa Sanpaolo SpA (Italy),
Certificate of Deposit
2.375%	12/21/12	A2		600	585,124
Notes, 144A
2.867%(c)	02/24/14	A2		5,100	4,788,992
KFW (Germany),
Gov’t. Gtd. Notes
0.625%	05/29/15	AAA(d)	EUR	1,700	2,154,366
Gov’t. Gtd. Notes, MTN
5.500%	02/09/22	AAA(d)	AUD	1,800	1,990,031
Landwirtschaftliche Rentenbank (Germany),
Sr. Unsec’d. Notes, MTN
5.500%	03/09/20	Aaa	AUD	3,400	3,683,299
5.500%	03/29/22	Aaa	AUD	2,900	3,165,382
Lloyds TSB Bank PLC (United Kingdom),
Bank Gtd. Notes
2.816%(c)	01/24/14	A(d)		600	601,830
4.875%	01/21/16	A1		1,000	1,049,836
Bank Gtd. Notes, MTN, 144A
4.375%	01/12/15	A1		4,900	5,060,367
Covered Bonds, MTN
4.125%	04/06/17	Aaa	EUR	3,500	4,792,103
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49	Ba1		3,600	3,765,744
NIBC Bank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
2.800%	12/02/14	Aaa		6,800	7,055,007
Nile Finance Ltd. (Cayman Islands),
Bank Gtd. Notes
5.250%	08/05/15	B2		1,000	945,000
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.367%(c)	01/14/14	Aa2		3,300	3,300,353
4.875%	01/14/21	Aa2		600	652,968
Rabobank Nederland NV (Netherlands),
Sr. Unsec’d. Notes
6.875%	03/19/20	NR	EUR	3,300	4,063,402
Santander US Debt SA Unipersonal (Spain),
Bank Gtd. Notes, 144A
3.724%	01/20/15	AA(d)		2,500	2,325,290

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.450%	09/30/13	Aaa		$3,400	$3,426,394
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.966%(c)	04/20/16	Ba1		200	184,500

					178,559,137

Beverages — 0.1%
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.750%	04/07/21	Baa3		3,000	3,386,751

Building Materials
Hanson Australia Funding Ltd. (Australia),
Gtd. Notes
5.250%	03/15/13	Ba2		1,300	1,329,250

Chemicals
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
8.950%	07/01/17	Baa2		900	1,118,038

Commercial Banks — 0.3%
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/16	Baa1		1,300	1,283,750
4.500%	04/06/15	Baa1		2,800	2,800,000
4.625%	02/13/17	Baa1		1,700	1,674,500
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.568%(c)	03/18/14	Baa1		300	288,722
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.066%(c)	01/19/16	Aa3		2,000	1,870,000
Dexia Municipal Agency (France),
Sec’d. Notes, MTN
5.250%	02/16/17	AAA(d)		700	732,956
HBOS Capital Funding LP (United Kingdom),
Ltd. Gtd. Notes
9.540%(c)	03/29/49	B3	GBP	200	257,819
HBOS PLC (United Kingdom),
Sub. Notes, MTN, 144A
6.750%	05/21/18	Baa3		1,000	943,454
Sberbank of Russia Via SB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.125%	02/07/22	A3		4,000	4,195,000

					14,046,201

Computer Services & Software
Computer Sciences Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/13	Baa1		1,000	1,025,000

Containers & Packaging — 0.1%
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3		1,700	1,895,500
Rexam PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
6.750%	06/01/13	Baa3		500	516,232

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Containers & Packaging (continued)
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	07/15/13	B1		$100	$103,250

					2,514,982

Diversified Financial Services — 0.8%
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
1.216%(c)	07/21/14	Aaa		2,000	1,950,957
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.625%	09/15/15	Ba1		1,000	1,086,856
7.000%	10/01/13	Ba1		500	533,511
7.500%	08/01/12	Ba1		1,100	1,104,337
Sr. Unsec’d. Notes, 144A
3.984%	12/15/22	Baa2		1,300	1,338,882
German Postal Pensions Securitisation 2 PLC (Ireland),
Asset Backed
4.250%	01/18/17	Aaa	EUR	2,250	3,172,893
German Postal Pensions Securitisation PLC (Ireland),
Gov’t. Gtd. Notes
3.375%	01/18/16	Aaa	EUR	3,600	4,874,866
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14	Ba3		900	949,500
6.750%	09/01/16	Ba3		800	860,000
7.125%	09/01/18	Ba3		3,200	3,528,000
Sr. Unsec’d. Notes
6.375%	03/25/13	B1		1,000	1,021,250
Sr. Unsec’d. Notes, MTN
5.625%	09/20/13	B1		500	511,875
Northern Rock Asset Management PLC (United Kingdom),
Sec’d. Notes, MTN
3.625%	04/20/15	AAA(d)	EUR	2,000	2,646,591
Russian Agricultural Bank OJSC Via RSHB Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
5.298%	12/27/17(g)	Baa1		2,000	2,027,100
RZD Capital Ltd. (Ireland),
Sr. Unsec’d. Notes, MTN
5.739%	04/03/17	Baa1		300	320,229
SLM Corp.,
Sr. Unsec’d. Notes
0.766%(c)	01/27/14	Ba1		200	191,051
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%	12/15/17	B3		500	399,060
Stone Street Trust,
Sr. Unsec’d. Notes, 144A
5.902%	12/15/15	Baa1		2,300	2,353,199
TNK-BP Finance SA (Luxembourg),
Gtd. Notes
6.625%	03/20/17	Baa2		700	760,410
7.875%	03/13/18	Baa2		1,600	1,830,000
WM Covered Bond Program,
Covered Bonds, MTN
4.000%	11/26/16	A+(d)	EUR	2,300	3,128,384
4.375%	09/16/14	A+(d)	EUR	2,300	3,053,452

					37,642,403

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric — 0.1%
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.250%	09/30/15	Ba1		$1,000	$1,039,680
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21	Ba1		1,000	1,113,655
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20	A3		1,700	1,803,022
Ipalco Enterprises, Inc.,
Sr. Sec’d. Notes
5.000%	05/01/18	Ba1		1,000	1,012,500
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba2		250	279,082
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20	Ba1		1,000	1,089,350

					6,337,289

Financial – Bank & Trust — 1.0%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.200%	11/03/14	Aaa		304	317,112
Cie de Financement Foncier (France),
Covered Bonds, 144A
1.625%	07/23/12	Aaa		2,100	2,100,422
2.250%	03/07/14(g)	Aaa		3,000	3,018,300
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
8.125%	01/21/14	A1		1,300	1,419,167
Sr. Unsec’d. Notes, MTN
5.750%	05/22/13	A1	EUR	300	390,243
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
6.000%	02/26/21	Aaa	AUD	2,800	3,263,185
Investec Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
5.000%	02/27/14	Aaa	AUD	1,100	1,152,009
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
4.000%	03/04/16	AAA(d)	NOK	21,000	3,711,058
6.000%	08/20/20	Aaa	AUD	1,400	1,588,230
6.250%	05/19/21	Aaa	AUD	2,200	2,550,785
Morgan Stanley,
Sr. Unsec’d. Notes
0.947%(c)	10/15/15	A2		200	178,170
1.446%(c)	04/29/13	A2		7,300	7,198,603
2.875%	07/28/14	A2		100	99,047
7.300%	05/13/19	A2		100	108,024
Sr. Unsec’d. Notes, MTN
1.001%	03/01/13	A2	EUR	100	125,083
1.177%(c)	01/16/17	A2	EUR	100	108,626
6.625%	04/01/18	A2		1,800	1,882,022
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.375%	03/16/16	Aa3		2,900	2,971,868
Covered Bonds
4.000%	03/15/17	Aaa	EUR	3,500	4,785,716

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Gtd. Notes
2.887%(c)	08/23/13	A2		$4,100	$4,120,475
Sr. Unsec’d. Notes, MTN
6.875%	05/17/25	A2	GBP	1,500	2,560,900
Sub. Notes
4.960%(c)	10/27/14	Ba1	AUD	2,100	1,903,120
Sub. Notes, MTN
1.201%(c)	09/29/15	Baa3		1,600	1,296,000
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
3.585%	08/14/14	Aaa		700	738,165

					47,586,330

Financial Services — 1.2%
CIT Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	04/01/14	B2		6,600	6,831,000
Citigroup Finance Canada, Inc. (Canada),
Gtd. Notes, MTN, 144A
5.500%	05/21/13	A3	CAD	400	403,159
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.467%(c)	08/13/13	A3		2,900	2,920,146
5.500%	04/11/13	A3		2,700	2,776,348
5.500%	10/15/14	A3		600	635,261
6.000%	08/15/17	A3		2,000	2,190,794
6.125%	11/21/17	A3		600	664,754
Sr. Unsec’d. Notes, MTN
0.893%(c)	02/09/16	A3	EUR	700	814,918
7.375%	06/16/14	A3	EUR	1,700	2,347,607
Sub. Notes, MTN
1.116%(c)	05/31/17	BBB+(d)	EUR	800	825,108
3.625%(c)	11/30/17	BBB+(d)	EUR	700	750,759
6.393%	03/06/23	BBB+(d)	EUR	1,000	1,241,264
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	A-(d)		3,200	3,377,933
Sr. Unsec’d. Notes, MTN
1.070%(c)	01/30/17	A1	EUR	1,400	1,569,113
Sub. Notes
6.750%	10/01/37	A2		500	490,026
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.897%(c)	06/01/16	A3		1,700	1,558,064
Sr. Unsec’d. Notes, MTN
1.020%(c)	04/05/13	A3	EUR	700	882,599
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.450%	03/01/16	Aa3		4,200	4,353,220
4.250%	10/15/20	Aa3		800	840,411
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2		900	1,007,660
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.450%	01/15/87	A2		50	50,000
LBG Capital No. 1 PLC (United Kingdom),
Bank Gtd. Notes
7.375%	03/12/20	Ba3	EUR	100	104,024

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Financial Services (continued)
11.040%	03/19/20	Ba3	GBP	1,200	$1,879,375
Bank Gtd. Notes, 144A
8.500%(c)	12/29/49	BB-(d)		$700	645,050
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
2.851%	12/23/24	NR		200	45,000
2.907%	11/16/24	NR		400	90,000
5.625%	01/24/13	NR		4,800	1,098,000
6.875%	01/24/13	NR		900	209,250
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
0.973%(c)	05/30/14	A2	EUR	700	844,135
0.980%(c)	01/31/14	A2	EUR	1,900	2,312,176
1.187%(c)	07/22/14	Baa2	EUR	1,800	2,166,661
1.403%(c)	09/27/12	A2	EUR	2,700	3,413,590
5.571%	10/04/12	A-(d)		500	502,493
6.050%	08/15/12	Baa1		1,900	1,910,450
6.750%	05/21/13	A2	EUR	500	655,215
6.875%	04/25/18	Baa1		3,800	4,251,957
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A
6.250%	05/06/18	Baa1		1,000	1,174,030
UBS AG (Switzerland),
Sr. Unsec’d. Notes
2.250%	08/12/13	Aa3		1,200	1,203,689
5.875%	12/20/17	Aa3		100	111,701

					59,146,940

Foods — 0.1%
BRF Brasil Foods SA (Brazil),
Gtd. Notes, 144A
5.875%	06/06/22(g)	BBB-(d)		4,000	4,120,000

Holding Companies – Diversified
Noble Group Ltd. (Bermuda),
Sr. Notes
6.625%	08/05/20	BBB-(d)		2,300	2,208,000

Insurance — 0.2%
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68	Baa2		600	651,000
Jr. Sub. Notes, 144A
8.000%(c)	05/22/68	Baa2	EUR	1,300	1,585,928
Sr. Unsec’d. Notes
3.650%	01/15/14	Baa1		1,000	1,021,420
4.250%	09/15/14	Baa1		1,500	1,554,495
8.250%	08/15/18	Baa1		2,000	2,414,374
Sr. Unsec’d. Notes, 144A
3.750%	11/30/13	Baa1		1,000	1,012,270
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.750%	09/15/15	Baa2		184	204,073

					8,443,560

Media — 0.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.125%	02/15/16	Baa2		2,700	2,812,855

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2		$2,300	$2,640,563
New York Times Co. (The),
Sr. Unsec’d. Notes
5.000%	03/15/15	B1		800	814,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
8.125%	12/01/17	B1	EUR	2,000	2,708,175

					8,975,593

Metals & Mining — 0.3%
ALROSA Finance SA (Luxembourg),
Gtd. Notes
7.750%	11/03/20	BB-(d)		1,200	1,256,724
Gtd. Notes, 144A
7.750%	11/03/20	Ba3		600	628,362
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	Baa1		700	754,480
Gerdau Holdings, Inc.,
Gtd. Notes
7.000%	01/20/20	BBB-(d)		4,000	4,460,000
Gerdau Trade, Inc. (British Virgin Islands),
Gtd. Notes, 144A
5.750%	01/30/21	BBB-(d)		3,400	3,524,100
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.875%	10/07/20	Baa3		3,100	2,953,826

					13,577,492

Oil & Gas — 0.5%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.125%	10/01/15	A2		900	956,817
Dolphin Energy Ltd. (United Arab Emirates),
Sec’d. Notes
5.500%	12/15/21	A1		4,000	4,455,200
Gazprom OAO Via Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes
9.250%	04/23/19	Baa1		4,000	4,989,160
Gazprom OAO Via White Nights Finance BV (Netherlands),
Sr. Unsec’d. Notes
10.500%	03/25/14	Baa1		1,000	1,123,400
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)		7,300	5,183,000
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	BBB(d)		8,700	9,152,113

					25,859,690

Pharmaceuticals — 0.1%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.000%	06/15/17	Baa3		250	288,305

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.750%	08/15/21	B1	$2,200	$2,156,000

				2,444,305

Pipelines — 0.2%
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
9.000%	02/01/19	Baa2	1,800	2,325,195
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20	Ba1	2,500	2,275,000
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	Baa2	2,400	2,864,746

				7,464,941

Real Estate Investment Trusts — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
7.000%	10/15/17	Baa3	2,200	2,556,349
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	11/12/20	Baa3	3,900	4,083,218
6.375%	04/15/21	Baa3	2,325	2,422,183
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	Baa2	300	327,657
Kilroy Realty LP,
Gtd. Notes
5.000%	11/03/15	Baa3	900	957,919
Simon Property Group LP,
Sr. Unsec’d. Notes
5.750%	12/01/15	A3	100	111,730

				10,459,056

Retail — 0.1%
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.950%	04/01/17	Ba1	270	270,000
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.900%	07/15/17	Ba2	1,700	1,887,000
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.750%	07/15/14	Ba1	1,400	1,519,389
Wesfarmers Ltd. (Australia),
Gtd. Notes, 144A
2.983%	05/18/16	Baa1	2,000	2,058,878

				5,735,267

Telecommunications — 0.1%
Qtel International Finance Ltd. (Bermuda),
Gtd. Notes
4.750%	02/16/21	A2	4,000	4,260,000

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Tobacco
UST LLC,
Sr. Unsec’d. Notes
6.625%	07/15/12	BBB(d)		$200	$200,331

TOTAL CORPORATE BONDS (cost $471,356,777)					476,210,792

FOREIGN GOVERNMENT BONDS — 6.7%
Australia Government (Australia),
Sr. Unsec’d. Notes
4.000%	08/20/20	Aaa	AUD	3,900	7,693,463
Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, MTN
2.750%	03/05/15	NR		700	710,290
Canadian Government (Canada),
Bonds
2.250%	08/01/14(k)	Aaa	CAD	19,900	20,035,455
2.750%	09/01/16	Aaa	CAD	6,600	6,879,792
Bonds,TIPS
3.000%	12/01/36	Aaa	CAD	450	849,965
4.250%	12/01/21	Aaa	CAD	5,400	11,065,576
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3		800	888,000
European Union (Supranational Bank),
Notes, MTN
2.375%	10/04/18	AAA(d)	EUR	1,000	1,317,920
Sr. Unsec’d. Notes, MTN
2.500%	12/04/15	Aaa	EUR	5,100	6,805,718
3.125%	01/27/15	AAA(d)	EUR	700	940,974
3.250%	04/04/18	Aaa	EUR	1,800	2,485,449
3.500%	06/04/21	AAA(d)	EUR	1,600	2,217,474
FMS Wertmanagement AoR (Germany),
Gov’t. Gtd. Notes
0.810%(c)	02/18/15	AAA(d)	EUR	14,700	18,630,580
Gov’t. Gtd. Notes, MTN
2.375%	12/15/14	Aaa	EUR	100	131,426
3.375%	06/17/21	Aaa	EUR	2,000	2,791,422
France Government Bond OAT (France),
Bonds
3.500%	04/25/26	Aaa	EUR	1,200	1,574,153
4.500%	04/25/41	Aaa	EUR	1,500	2,210,763
4.750%	04/25/35	Aaa	EUR	600	904,662
5.500%	04/25/29	NR	EUR	7,000	11,242,344
Fund for Ordered Bank Restructuring (Spain),
Gov’t. Gtd. Notes
4.400%	10/21/13	Baa3	EUR	600	753,491
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes
2.405%(c)	03/25/14	Aa2	EUR	600	726,398
Gov’t. Gtd. Notes, 144A
0.716%(c)	01/28/13(g)	A1		5,400	5,238,054
Gov’t. Gtd. Notes, MTN
6.125%	02/27/14	Baa3	AUD	500	481,670
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
3.000%	04/15/15	Baa2	EUR	5,800	7,104,949
3.750%	08/01/15	Baa2	EUR	4,700	5,849,561
3.750%	08/01/21	Baa2	EUR	600	664,688
4.250%	02/01/19	Baa2	EUR	2,000	2,385,318

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.250%	09/01/19	Baa2	EUR	1,700	$2,010,946
4.500%	02/01/18	Baa2	EUR	1,100	1,349,705
4.500%	08/01/18	Baa2	EUR	1,700	2,069,067
4.500%	03/01/19	Baa2	EUR	800	963,783
4.750%	06/01/17	Baa2	EUR	800	998,228
5.000%	03/01/22	Baa2	EUR	600	724,419
5.000%	08/01/34	Baa2	EUR	300	324,799
5.000%	09/01/40	Baa2	EUR	1,700	1,806,348
5.500%	09/01/22	Baa2	EUR	3,800	4,721,339
6.000%	05/01/31	Baa2	EUR	600	738,230
Sr. Unsec’d. Notes
5.000%	08/01/39	Baa2	EUR	300	319,780
5.250%	08/01/17	Baa2	EUR	3,000	3,826,526
Kommunalbanken AS (Norway),
Sr. Unsec’d. Notes, 144A
2.375%	01/19/16	Aaa		$200	208,600
Korea Finance Corp. (South Korea),
Sr. Unsec’d. Notes
3.250%	09/20/16	A1		1,000	1,025,650
Korea Housing Finance Corp. (South Korea),
Covered Bonds, 144A
4.125%	12/15/15	Aa3		1,000	1,057,947
Mexican Bonos (Mexico),
Bonds
6.250%	06/16/16	A-(d)	MXN	55,800	4,399,051
10.000%	12/05/24	Baa1	MXN	5,700	598,709
Mexican Udibonos (Mexico),
Bonds, TIPS
2.500%	12/10/20	Baa1	MXN	470	179,484
Netherlands Government (Netherlands),
Bonds
4.000%	07/15/18	Aaa	EUR	2,000	2,893,900
4.500%	07/15/17	Aaa	EUR	3,100	4,541,724
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.500%	11/20/35	Aaa	AUD	600	719,056
2.750%	11/20/25	Aaa	AUD	2,000	2,572,730
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.000%	03/15/19	Aaa	NZD	8,500	7,550,664
5.500%	04/15/23	Aaa	NZD	5,700	5,374,370
6.000%	12/15/17	Aaa	NZD	1,500	1,384,051
6.000%	05/15/21	Aaa	NZD	6,200	5,967,146
Province of British Columbia (Canada),
Bonds
4.300%	06/18/42	Aaa	CAD	300	349,392
Province of Ontario (Canada),
Bonds
4.000%	06/02/21	AA-(d)	CAD	2,900	3,140,921
Sr. Unsec’d. Notes
2.450%	06/29/22	Aa2		800	789,633
Sr. Unsec’d. Notes, MTN
4.000%	10/07/19	Aa1		600	681,958
Unsec’d. Notes
3.150%	06/02/22	Aa2	CAD	3,200	3,235,234
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	Aa2	CAD	200	247,793
Notes
4.250%	12/01/21	Aa2	CAD	1,100	1,207,148

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Notes, MTN
7.295%	07/22/26	Aa2		$2,400	$3,498,077
Sr. Unsec’d. Notes
2.750%	08/25/21	Aa2		2,200	2,275,629
Unsec’d. Notes
3.500%	12/01/22	Aa2	CAD	9,100	9,384,146
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21	Baa2		6,000	6,939,000
12.500%	01/05/22	Baa3	BRL	1,500	1,036,221
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
7.375%	03/18/19	Ba1		1,000	1,307,500
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
6.625%	02/17/37	Ba1		1,000	1,232,500
6.875%	01/17/18	Ba1		1,800	2,128,500
Sr. Unsec’d. Notes, 144A
6.875%	03/09/17	Ba1		5,940	6,912,675
Republic of Italy (Italy),
Sr. Unsec’d. Notes
3.125%	01/26/15	NR		800	772,670
4.750%	01/25/16	NR		700	689,805
5.250%	09/20/16	NR		500	497,150
6.875%	09/27/23	A2		400	405,760
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	Baa2	GBP	500	664,516
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%	03/30/19	Baa3		3,600	4,626,000
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
8.000%	01/15/16	Ba2		9,000	10,732,500
8.375%	06/17/19	Ba2		1,000	1,347,500
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
8.000%	12/21/18	A(d)	ZAR	100,600	13,015,935
8.250%	09/15/17	A3	ZAR	191,000	25,046,269
Unsec’d. Notes, TIPS
2.750%	01/31/22	NR	ZAR	3,000	432,410
Spanish Government Bonds (Spain),
Bonds
4.200%	01/31/37	Baa3	EUR	700	605,675
Sr. Unsec’d. Notes, MTN
5.250%	04/06/29	BBB+(d)	GBP	200	244,446
State of North Rhine-Westphalia (Germany),
Sr. Unsec’d. Notes, MTN
3.250%	05/28/14	AA- (d)	NOK	25,400	4,330,509
United Kingdom Gilt (United Kingdom),
Bonds
3.750%	09/07/20	Aaa	GBP	100	183,772
4.250%	12/07/27	Aaa	GBP	1,200	2,333,733
4.250%	09/07/39	Aaa	GBP	1,900	3,666,214
4.250%	12/07/40	Aaa	GBP	1,900	3,663,952
4.500%	09/07/34	Aaa	GBP	3,300	6,579,740
4.500%	12/07/42	Aaa	GBP	1,400	2,823,856
4.750%	12/07/30	Aaa	GBP	4,600	9,465,261
4.750%	12/07/38	Aaa	GBP	2,900	6,048,347

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Unsec’d. Notes, TIPS
0.375%	03/22/62	Aaa	GBP	300	$546,751

TOTAL FOREIGN GOVERNMENT BONDS (cost $320,390,175)					323,994,905

MUNICIPAL BONDS — 0.6%
California — 0.4%
California State,
General Obligation Unlimited
7.300%	10/01/39	A1		$500	624,620
Golden State Tobacco Securitization Corp.,
Revenue Bonds
5.125%	06/01/47	B3		900	649,404
Los Angeles Community College District,
General Obligation Unlimited
6.750%	08/01/49	Aa1		2,700	3,664,089
Los Angeles County Public Works Financing Authority,
Revenue Bonds
7.618%	08/01/40	A1		5,600	6,956,936
San Diego County Regional Airport Authority,
Revenue Bonds
6.628%	07/01/40	A2		1,600	1,755,744
San Francisco City & County Public Utilities Commission,
Revenue Bonds
6.000%	11/01/40	Aa3		800	1,003,072
State of California,
General Obligation Unlimited
5.000%	06/01/37	A1		600	626,820
5.000%	11/01/37	A1		1,150	1,219,483
5.000%	04/01/38	A1		1,200	1,259,820
7.550%	04/01/39	A1		700	906,836
7.600%	11/01/40	A1		700	903,679
University of California,
Revenue Bonds
6.583%	05/15/49	Aa2		600	793,908

					20,364,411

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3		600	707,226
Illinois Finance Authority,
Revenue Bonds
5.750%	07/01/33	Aa1		700	848,225

					1,555,451

Kentucky
Kentucky State Property & Building Commission,
Revenue Bonds
5.373%	11/01/25	Aa3		600	691,884

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	A3		200	292,676
Tobacco Settlement Financing Corp.,
Revenue Bonds
5.000%	06/01/41	B2		100	77,661

					370,337

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
New York — 0.1%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.750%	06/15/40	Aa2		$500	$600,510
New York City Transitional Finance Authority,
Revenue Bonds
4.725%	11/01/23	Aa1		200	232,110
4.905%	11/01/24	Aa1		200	235,200
5.075%	11/01/25	Aa1		200	239,004
Port Authority of New York & New Jersey,
Revenue Bonds
5.750%	11/01/30	Aa2		1,200	1,402,356

					2,709,180

Ohio — 0.1%
American Municipal Power, Inc.,
Revenue Bonds
5.939%	02/15/47	A1		700	857,157
8.084%	02/15/50	A3		800	1,159,464
Buckeye Tobacco Settlement Financing Authority,
Revenue Bonds
5.875%	06/01/30	B3		400	313,416
5.875%	06/01/47	B3		300	230,199

					2,560,236

Tennessee
Tennessee State School Bond Authority,
General Obligation Unlimited
4.848%	09/15/27	Aa2		900	1,030,635

Texas
State of Texas,
General Obligation Unlimited
4.631%	04/01/33	Aaa		700	814,044
4.681%	04/01/40	Aaa		700	824,145

					1,638,189

West Virginia
Tobacco Settlement Finance Authority,
Revenue Bonds
7.467%	06/01/47	B2		95	71,559

TOTAL MUNICIPAL BONDS (cost $28,509,921)					30,991,882

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 1.9%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
3.124%(c)	09/25/35	Caa2		301	244,215
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%(c)	03/25/58	Aaa		2,276	2,325,921
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
2.237%(c)	09/25/45	Ba3		258	206,602
Arran Residential Mortgages Funding PLC,
Series 2010-1A, Class A1B, 144A
1.889%(c)	05/16/47	NR	EUR	232	294,078
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%	10/25/36	Caa3		67	46,159

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-J, Class 4A1
5.700%(c)	01/20/47	D	(d)	$2,118	$1,290,441
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
3.092%(c)	05/25/35	Caa2		1,000	759,600
Series 2005-E, Class 2A1
3.112%(c)	06/25/35	Caa1		155	129,588
Series 2005-H, Class 2A1
2.762%(c)	09/25/35	CC	(d)	79	63,252
Series 2005-H, Class 2A5
2.762%(c)	09/25/35	CC	(d)	900	703,171
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
11.245%(c)	04/26/37	NR		541	124,328
Series 2011-RR4, Class 8A2, 144A
11.902%(c)	02/26/36	NR		2,700	919,960
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	NR		1,200	1,176,000
Series 2011-RR5, Class 12A1, 144A
5.530%(c)	03/26/37	NR		300	234,000
Series 2011-RR5, Class 12A2, 144A
5.530%(c)	03/26/37	NR		2,600	286,720
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
2.738%(c)	08/25/33	A2		20	19,547
Series 2003-7, Class 6A
2.703%(c)	10/25/33	A2		13	13,232
Series 2003-9, Class 2A1
2.956%(c)	02/25/34	A2		208	192,791
Series 2004-2, Class 22A
3.225%(c)	05/25/34	B1		35	33,452
Series 2004-10, Class 13A1
2.729%(c)	01/25/35	Ba3		210	169,680
Series 2004-10, Class 21A1
2.926%(c)	01/25/35	Ba3		361	342,201
Series 2004-10, Class 22A1
2.814%(c)	01/25/35	Ba3		142	126,761
Series 2005-1, Class 2A1
2.884%(c)	03/25/35	Caa2		84	69,536
Series 2005-2, Class A1
2.570%(c)	03/25/35	Ba2		291	284,233
Series 2005-2, Class A2
3.078%(c)	03/25/35	Baa3		85	83,706
Series 2005-4, Class 3A1
4.605%(c)	08/25/35	Caa2		1,122	908,975
Series 2005-5, Class A1
2.220%(c)	08/25/35	Ba2		25	24,278
Series 2005-5, Class A2
2.250%(c)	08/25/35	Ba3		662	613,847
Series 2005-8, Class A3, 144A
5.145%(c)	08/25/35	B3		854	854,249
Series 2005-9, Class A1
2.400%(c)	10/25/35	Caa1		84	73,267
Series 2007-5, Class 3A1
5.408%(c)	08/25/47	CC	(d)	714	542,353
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
2.879%(c)	09/25/35	Caa3		390	267,395

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-9, Class 24A1
2.715%(c)	11/25/35	Ca	$199	$123,752
Series 2005-10, Class 24A1
2.665%(c)	01/25/36	Ca	367	180,879
Series 2006-1, Class 21A2
2.821%(c)	02/25/36	Ca	2,413	1,081,920
Series 2006-2, Class 23A1
2.955%(c)	03/25/36	Ca	358	178,499
Series 2006-4, Class 21A1
2.935%(c)	08/25/36	Ca	290	146,292
Series 2006-5, Class 2A2
5.543%(c)	08/25/36	Caa3	500	292,378
Series 2006-6, Class 31A1
2.752%(c)	11/25/36	Caa3	689	377,878
Series 2006-6, Class 32A1
2.828%(c)	11/25/36	Caa3	565	300,901
Series 2006-8, Class 3A1
0.405%(c)	02/25/34	A2	149	121,749
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.846%(c)	01/26/36	Caa3	2,025	1,198,371
Series 2007-R6, Class 2A1
2.829%(c)	12/26/46	Caa3	1,170	652,438
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 1A1
2.894%(c)	02/25/37	Aa1	252	254,086
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A, Class A1, 144A
0.375%(c)	05/25/48	Caa3	569	369,404
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.893%(c)	03/25/34	Ba1	108	98,345
Series 2005-6, Class A1
2.230%(c)	09/25/35	B1	42	39,194
Series 2005-6, Class A2
2.340%(c)	09/25/35	B3	71	62,108
Series 2005-10, Class 1A2A
2.843%(c)	12/25/35	Caa3	89	43,482
Series 2006-AR1, Class 1A1
2.530%(c)	10/25/35	CC(d)	591	485,256
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	Caa1	25	20,207
Series 2005-56, Class 2A2
2.187%(c)	11/25/35	Caa3	31	18,521
Series 2005-56, Class 2A3
1.647%(c)	11/25/35	Caa3	31	17,844
Series 2005-59, Class 1A1
0.574%(c)	11/20/35	Caa3	622	358,604
Series 2005-62, Class 2A1
1.147%(c)	12/25/35	Caa3	598	339,748
Series 2005-76, Class 2A1
1.147%(c)	02/25/36	Caa3	30	19,377
Series 2005-81, Class A1
0.525%(c)	02/25/37	Caa3	2,937	1,571,292
Series 2006-2CB, Class A14
5.500%	03/25/36	Caa3	75	43,228
Series 2006-15CB, Class A1

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	06/25/36	Ca		$181	$101,735
Series 2006-OA11, Class A1B
0.435%(c)	09/25/46	Ca		186	98,341
Series 2006-OA14, Class 2A1
0.435%(c)	11/25/46	Caa3		316	174,036
Series 2006-OA17, Class 1A1A
0.439%(c)	12/20/46	Ca		1,889	1,018,184
Series 2006-OA19, Class A1
0.424%(c)	02/20/47	Caa3		981	481,327
Series 2006-OA22, Class A1
0.405%(c)	02/25/47	Caa3		252	151,557
Series 2007-7T2, Class A9
6.000%	04/25/37	D(d)		105	63,563
Series 2007-OA4, Class A1
0.415%(c)	05/25/47	Ca		1,157	710,379
Series 2007-16CB, Class 5A1
6.250%	08/25/37	Caa3		65	39,948
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
2.902%(c)	08/25/34	Caa1		201	148,833
Series 2004-12, Class 12A1
2.708%(c)	08/25/34	Caa1		680	528,173
Series 2004-22, Class A3
2.620%(c)	11/25/34	B3		42	34,739
Series 2004-HYB5, Class 2A1
2.666%(c)	04/20/35	Baa3		179	172,249
Series 2005-2, Class 1A1
0.565%(c)	03/25/35	Caa3		1,216	628,028
Series 2005-HYB6, Class 5A1
5.129%(c)	10/20/35	Caa2		367	271,574
Series 2005-HYB9, Class 5A1
2.610%(c)	02/20/36	Ca		527	336,684
Series 2005-R2, Class 1AF1, 144A
0.585%(c)	06/25/35	Ba1		57	48,605
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
2.672%(c)	08/25/33	Aaa		40	39,587
Series 2004-AR6, Class 9A2
0.985%(c)	10/25/34	Aaa		97	89,476
Credit Suisse Mortgage Capital Certificates,
Series 2007-3, Class 1A6A
5.579%(c)	04/25/37	Caa3		300	176,626
Crusade Global Trust (Australia),
Series 2004-2, Class A2
0.826%(c)	11/19/37	Aaa	EUR	119	149,272
Series 2005-2, Class A2
4.530%(c)	08/14/37	AAA(d)	AUD	823	818,732
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2006-AB4, Class A6A2
5.886%	10/25/36	Caa3		154	89,387
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18	A2		270	279,029
Series 2006-AB4, Class A1B1
0.345%(c)	10/25/36	Ca		20	7,706
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35	Aaa		137	149,837

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-16, Class FC
0.545%(c)	03/25/36	Aaa		$129	$129,163
Series 2006-118, Class A2
0.309%(c)	12/25/36	Aaa		164	156,438
Series 2011-3, Class FA
0.925%(c)	02/25/41	Aaa		930	932,063
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.526%(c)	07/25/44	Aaa		483	501,933
First Horizon Asset Securities, Inc.,
Series 2003-AR4, Class 2A1
2.541%(c)	12/25/33	Baa3		19	17,188
Series 2007-AR1, Class 1A1
2.566%(c)	05/25/37	D(d)		892	523,877
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.873%(c)	04/18/13(g)	Aa3	GBP	2,000	3,120,719
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36	Aaa		434	502,376
Freddie Mac REMICS,
Series 2752, Class FM
0.592%(c)	12/15/30	Aaa		332	332,207
Series 2906, Class GZ
5.000%	09/15/34	Aaa		582	678,236
Series 3172, Class FK
0.692%(c)	08/15/33	Aaa		1,146	1,150,790
Series 3174, Class FM
0.482%(c)	05/15/36	Aaa		70	69,684
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
2.464%(c)	04/24/47	Aaa	GBP	800	1,249,387
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.544%(c)	03/20/37	Aaa		826	824,437
Granite Master Issuer PLC (United Kingdom),
Series 2005-1, Class A4
0.444%(c)	12/20/54	Aaa		978	939,279
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1A3
0.966%(c)	07/20/43	Aaa		1,011	983,938
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
3.130%(c)	10/25/33	B(d)		987	870,383
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.940%(c)	03/25/33	A2		18	17,671
Series 2005-AR1, Class 1A1
2.858%(c)	01/25/35	BBB-(d)		66	58,575
Series 2005-AR2, Class 2A1
2.864%(c)	04/25/35	B2		684	617,475
Series 2005-AR3, Class 6A1
3.011%(c)	05/25/35	Caa2		687	558,684
Series 2005-AR6, Class 4A5
2.659%(c)	09/25/35	Aaa		1,000	801,803
Series 2006-AR1, Class 2A1
2.705%(c)	01/25/36	CC(d)		358	281,082

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
3.026%(c)	05/19/33	AAA(d)		$45	$43,441
Series 2004-1, Class 2A
2.791%(c)	04/19/34	Aa3		240	221,222
Series 2005-2, Class 2A1A
0.463%(c)	05/19/35	Caa3		56	34,932
Series 2005-4, Class 3A1
3.091%(c)	07/19/35	Caa3		70	50,125
Series 2005-10, Class 2A1A
0.553%(c)	11/19/35	Caa3		1,044	672,924
Series 2006-1, Class 2A1A
0.483%(c)	03/19/36	Caa3		664	342,175
Series 2006-5, Class 2A1A
0.423%(c)	07/19/46	Caa3		169	93,141
Series 2006-12, Class 2A2A
0.433%(c)	01/19/38	Caa3		470	282,132
Series 2006-SB1, Class A1A
0.997%(c)	12/19/36	Caa3		600	311,620
Series 2007-1, Class 2A1A
0.373%(c)	04/19/38	Caa3		930	579,003
Holmes Master Issuer PLC (United Kingdom),
Series 2011-1X, Class A3, 144A
2.107%(c)	10/15/54	Aaa	EUR	1,800	2,279,485
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.072%(c)	11/25/35	Caa1		194	150,183
Indymac Index Mortgage Loan Trust,
Series 2005-AR12, Class 2A1A
0.485%(c)	07/25/35	Caa2		94	62,205
Series 2006-AR12, Class A1
0.435%(c)	09/25/46	Caa2		448	264,927
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A1
5.550%(c)	10/25/36	Caa1		198	192,831
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
2.365%(c)	11/25/33	Aaa		23	22,084
Series 2005-A2, Class 7CB1
4.852%(c)	04/25/35	Ba2		210	203,259
Series 2005-A6, Class 2A1
2.773%(c)	08/25/35	B(d)		91	82,019
Series 2005-ALT1, Class 3A1
4.918%(c)	10/25/35	CCC(d)		191	157,166
Series 2006-A1, Class 3A2
5.216%(c)	02/25/36	CC(d)		105	77,940
Series 2007-A1, Class 1A1
2.880%(c)	07/25/35	Ba3		108	103,101
Series 2007-S3, Class 1A90
7.000%	08/25/37	CC(d)		522	449,723
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B
0.813%(c)	01/01/61	A(d)	EUR	2,400	2,377,666
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.601%(c)	12/15/49	AA-(d)	GBP	2,756	3,608,781

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.687%(c)	12/25/33	Baa1		$261	$247,534
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.498%(c)	02/25/33	AAA(d)		115	109,957
Series 2005-A8, Class A3A2
0.495%(c)	08/25/36	B2		40	34,485
Series 2005-A10, Class A
0.455%(c)	02/25/36	B2		271	197,431
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
1.986%(c)	10/25/35	Baa1		126	115,605
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
2.455%(c)	06/25/36	B3		282	233,435
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.691%(c)	10/07/20	Aaa		504	505,312
Series 2010-R2, Class 1A
0.616%(c)	11/06/17	Aaa		537	537,166
Series 2010-R3, Class 1A
0.800%(c)	12/08/20	Aaa		355	356,899
Series 2010-R3, Class 2A
0.800%(c)	12/08/20	Aaa		2,544	2,554,317
Newgate Funding PLC (United Kingdom),
Series 2007-3X, Class A2B
1.262%(c)	12/15/50	Aaa	EUR	3,100	3,168,610
Series 2007-3X, Class A3
1.951%(c)	12/15/50	Aa2	GBP	1,600	1,768,973
Series 2007-3X, Class BA
2.201%(c)	12/15/50	A3	GBP	400	324,539
Permanent Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A1, 144A
1.867%(c)	07/15/42	Aaa		1,700	1,709,115
Series 2011-1A, Class 1A3, 144A
2.057%(c)	07/15/42	Aaa	EUR	3,800	4,836,912
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.522%(c)	08/25/33	Aa3		133	133,422
Puma Finance Ltd. (Australia),
Series G5, Class A1, 144A
0.537%(c)	02/21/38	Aaa		197	189,797
Series P10, Class BA
4.127%(c)	07/12/36(g)	Aaa	AUD	69	68,071
Residential Accredit Loans, Inc.,
Series 2006-QO6, Class A1
0.425%(c)	06/25/46	Caa2		928	313,526
Series 2007-QH7, Class 1A1
0.495%(c)	08/25/37	Caa3		667	395,621
Series 2007-QO2, Class A1
0.395%(c)	02/25/47	Ca		463	205,494
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.695%(c)	04/25/35	CCC(d)		631	416,247
Series 2005-A15, Class 5A1
5.750%	02/25/36	Caa3		550	398,895
Series 2006-R1, Class A2

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
0.645%(c)	01/25/46	Caa3		$145	$60,852
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
3.134%(c)	09/25/35	Caa3		554	384,756
Series 2006-SA1, Class 2A1
5.676%(c)	02/25/36	Caa2		118	83,399
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.444%(c)	07/20/36	B1		304	246,242
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.740%(c)	02/25/34	Baa1		335	323,551
Series 2004-4, Class 3A2
2.818%(c)	04/25/34	Baa3		55	48,633
Series 2004-12, Class 7A1
2.751%(c)	09/25/34	Baa3		59	56,231
Series 2004-18, Class 5A
5.500%(c)	12/25/34	B3		158	152,279
Series 2005-18, Class 6A1
2.729%(c)	09/25/35	Caa2		967	752,142
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
0.903%(c)	10/19/34	Aa3		18	16,204
Series 2005-AR5, Class A2
0.493%(c)	07/19/35	A1		439	379,080
Series 2006-AR3, Class 12A1
0.465%(c)	05/25/36	Caa3		276	131,583
Series 2007-AR4, Class A3
0.465%(c)	09/25/47	C		700	275,660
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
2.797%(c)	10/25/35	CC(d)		67	53,200
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
5.017%(c)	11/07/40	AAA(d)	AUD	435	445,169
Swan (Australia),
Series 2006-1E, Class A2
4.515%(c)	05/12/37	Aaa	AUD	300	298,113
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.970%	09/25/36	C		284	61,266
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1
0.465%(c)	06/25/47	B3		227	226,421
Series 2007-3, Class 3A1
0.465%(c)	06/25/47	Caa1		527	525,921
Torrens Trust (Australia),
Series 2005-3E, Class A1
0.937%(c)	10/15/36	Aaa	EUR	634	782,695
Series 2007-1, Class A
4.007%(c)	10/19/38	Aaa	AUD	288	287,241
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
5.790%(c)	03/20/37	CCC(d)		334	267,731
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.092%(c)	07/25/46	Ca		88	32,921

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.347%(c)	11/25/42	B3	$3	$2,303
Series 2003-AR5, Class A7
2.453%(c)	06/25/33	A1	15	15,148
Series 2005-AR10, Class 3A1
5.505%(c)	08/25/35	Bb	47	42,384
Series 2005-AR12, Class 1A6
2.451%(c)	10/25/35	CC(d)	2,615	2,139,339
Series 2005-AR16, Class 1A3
2.447%(c)	12/25/35	CCC(d)	1,200	960,959
Series 2006-AR2, Class 2A1
5.113%(c)	03/25/36	CC(d)	459	402,969
Series 2006-AR5, Class A12A
1.127%(c)	06/25/46	Caa1	121	89,628
Series 2006-AR7, Class 3A
2.640%(c)	07/25/46	B2	446	345,329
Series 2006-AR9, Class 1A
1.158%(c)	08/25/46	Caa3	1,052	673,905
Series 2006-AR10, Class 1A2
2.506%(c)	09/25/36	CC(d)	123	87,893
Series 2006-AR13, Class 2A
2.640%(c)	10/25/46	Caa2	241	180,105
Series 2006-AR15, Class 2A
2.640%(c)	11/25/46	Caa1	161	120,431
Series 2006-AR19, Class 1A1A
0.898%(c)	01/25/47	Caa2	269	178,339
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A
2.207%(c)	02/25/33	Aa1	12	10,367
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
2.649%(c)	09/25/34	A1	116	116,508
Series 2005-AR11, Class 1A1
2.628%(c)	06/25/35	Ba3	375	373,818
Series 2006-AR2, Class 2A1
2.622%(c)	03/25/36	CCC(d)	2,007	1,772,058
Series 2006-AR2, Class 2A3
2.622%(c)	03/25/36	CCC(d)	632	545,143
Series 2006-AR6, Class 3A1
2.668%(c)	03/25/36	B3	402	339,502
Series 2006-AR8, Class 3A1
2.666%(c)	04/25/36	CC(d)	250	203,434
Series 2006-AR10, Class 5A6
2.629%(c)	07/25/36	D(d)	495	366,257

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $92,870,629)				90,284,843

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.7%
Federal Home Loan Mortgage Corp.
0.130%	11/01/12		8,400	8,396,867
2.625%(c)	03/01/35		38	40,230
4.500%	01/01/39-09/01/41		11,240	12,023,198
5.500%	10/01/36		80	87,530
Federal National Mortgage Assoc.
0.750%	12/18/13		3,100	3,120,485

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.250%	03/14/14	$1,000	$1,015,230
1.353%(c)	11/01/42-07/01/44	290	294,437
2.434%(c)	06/01/35	190	202,991
2.500%	TBA	41,000	42,242,812
2.566%(c)	09/01/19	2	1,964
3.000%	TBA	3,000	3,142,969
3.000%	TBA	2,000	2,050,938
3.500%	11/01/25-02/01/42	25,195	26,577,522
3.500%	TBA	7,000	7,395,938
3.500%	TBA	95,000	99,586,723
4.000%	04/01/24-08/01/41	10,031	10,699,302
4.000%	TBA	7,000	7,444,062
4.500%	11/01/25-07/01/41	10,981	11,813,965
4.500%	TBA	1,000	1,072,656
4.500%	TBA	3,000	3,215,625
5.000%	04/01/30	730	791,579
5.000%	TBA	14,000	15,150,625
5.500%	11/01/36-03/01/37	3,294	3,600,272
6.000%	06/01/38	586	644,635
Government National Mortgage Assoc.
3.000%	TBA	3,000	3,107,344
4.500%	06/15/40-03/15/41	7,636	8,375,873
Overseas Private Investment Corp., Gov’t. Gtd. Notes
4.140%	05/15/30	1,000	1,128,280

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $269,908,674)			273,224,052

U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Bonds
3.125%	11/15/41-02/15/42	19,400	20,852,749
3.750%	08/15/41	300	361,781
3.875%	08/15/40(k)	7,200	8,863,877
4.250%	11/15/40(h)(k)	1,800	2,354,625
4.375%	05/15/40-05/15/41	4,300	5,741,109
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-01/15/22(h)	60,700	65,488,764
0.125%	04/15/17(h)	4,000	4,276,548
0.500%	04/15/15	3,400	3,747,225
0.625%	07/15/21(h)(k)	28,200	32,056,320
0.750%	02/15/42	6,050	6,460,905
1.125%	01/15/21(h)(k)	25,859	31,293,263
1.250%	04/15/14-07/15/20	26,800	32,771,599
1.375%	01/15/20(h)	20,400	25,230,928
1.625%	01/15/15	3,400	4,352,762
1.750%	01/15/28(k)	4,800	6,603,598
1.875%	07/15/13-07/15/19	14,750	18,964,372
2.000%	01/15/14-01/15/26	18,100	24,571,811
2.010%	01/15/16	12,500	16,029,334
2.125%	01/15/19	6,300	8,076,353
2.125%	02/15/40-02/15/41	5,700	8,590,096
2.375%	01/15/25-01/15/27	25,600	39,820,438
2.500%	07/15/16-01/15/29	7,200	10,522,596
3.375%	04/15/32	800	1,670,208
3.625%	04/15/28	5,700	12,506,938
3.875%	04/15/29(k)	9,300	21,027,250
U.S. Treasury Notes
1.375%	02/28/19	6,000	6,126,564
1.500%	03/31/19	5,000	5,140,625
1.750%	05/15/22	3,700	3,730,062

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.000%	11/15/21-02/15/22	$28,100	$29,128,371
2.125%	08/15/21	22,100	23,229,177
2.375%	06/30/18(k)	73,400	79,564,426
3.125%	05/15/21(k)	700	796,907
3.625%	02/15/21	100	118,062

TOTAL U.S. TREASURY OBLIGATIONS (cost $550,230,619)			560,069,643

TOTAL LONG-TERM INVESTMENTS (cost $4,532,669,292)			4,609,822,815

Shares
SHORT-TERM INVESTMENTS — 18.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $690,497,062; includes $261,846,843 of cash collateral for securities on loan)(b)(w)(Note 4)	690,497,062	690,497,062

	Principal Amount (000)#
REPURCHASE AGREEMENTS(m) — 2.1%
Barclays Capital, Inc.,
0.160%, dated 06/29/12, due 07/02/12 due in the amount of $2,200,029	$2,200	2,200,000
Barclays Capital, Inc.,
0.160%, dated 06/29/12, due 07/02/12 due in the amount of $2,200,029	2,200	2,200,000
Barclays Capital, Inc.,
0.160%, dated 06/29/12, due 07/02/12 due in the amount of $2,200,029	2,200	2,200,000
Barclays Capital, Inc.,
0.160%, dated 06/29/12, due 07/02/12 due in the amount of $2,200,029	2,200	2,200,000
Barclays Capital, Inc.,
0.180%, dated 06/29/12, due 07/06/12 due in the amount of $36,301,271.	36,300	36,300,000
J.P. Morgan Securities LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $5,600,093	5,600	5,600,000
J.P. Morgan Securities LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $6,800,113	6,800	6,800,000
J.P. Morgan Securities LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $9,500,158	9,500	9,500,000
Morgan Stanley & Co. LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $5,500,092	5,500	5,500,000
Morgan Stanley & Co. LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $5,500,092	5,500	5,500,000
Morgan Stanley & Co. LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $5,500,092	5,500	5,500,000

	Principal Amount (000)#	Value (Note 2)
REPURCHASE AGREEMENTS(m) (continued)
Morgan Stanley & Co. LLC,
0.200%, dated 06/29/12, due 07/02/12 due in the amount of $5,500,092	$5,500	$5,500,000
Morgan Stanley & Co. LLC,
0.210%, dated 06/29/12, due 07/02/12 due in the amount of $5,500,096	5,500	5,500,000
Morgan Stanley & Co. LLC,
0.210%, dated 06/29/12, due 07/02/12 due in the amount of $5,500,096	5,500	5,500,000

TOTAL REPURCHASE AGREEMENTS (cost $100,000,000)		100,000,000

Interest Rate	Maturity Date
U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 1.2%
Federal Home Loan Bank
0.158%	12/05/12	9,500	9,494,652
Federal Home Loan Mortgage Corp.
0.160%	12/17/12-01/03/13	25,600	25,583,041
0.168%	12/24/12	21,200	21,186,602
Federal National Mortgage Assoc.
0.155%	12/05/12	3,200	3,198,198
0.165%	12/19/12	1,000	999,387

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $60,452,921)			60,461,880

U.S. TREASURY OBLIGATIONS(n) — 0.8%
U.S. Treasury Bills
0.080%	09/20/12(k)	13,000	12,997,907
0.112%	09/06/12(h)	747	746,907
0.137%	10/25/12	810	809,735
0.144%	10/25/12(h)	880	879,712
0.145%	09/13/12(h)	18,700	18,697,064
0.182%	05/30/13	2,300	2,295,977
0.185%	05/02/13(h)	1,890	1,887,012

TOTAL U.S. TREASURY OBLIGATIONS (cost $38,312,061)			38,314,314

CERTIFICATE OF DEPOSIT — 0.1%
Banco Do Brasil SA (Brazil)(n) (cost $5,981,529)
1.986%	06/28/13	6,100	6,036,523

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
WTI Crude Futures,
expiring 11/15/13, Strike Price $130.00	JPMorgan Chase	—	24,320
expiring 11/17/15, Strike Price $150.00	Morgan Stanley	—	52,250

			76,570

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000)#			Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options
10 Year Euro-Bund Futures, expiring 08/24/12, Strike Price $120.00		EUR	18,000		$2,278
FNMA, expiring 09/06/12, Strike Price $93.50	Royal Bank of Scotland		$25,000		—
Forward Volatility Option,
expiring 09/19/12, Strike Price $ — (q)	Goldman Sachs & Co.		400		32,559
expiring 09/19/12, Strike Price $ — (q)	Morgan Stanley		600		48,839
expiring 12/10/12, Strike Price $ — (q)	Deutsche Bank		800		62,308
expiring 12/10/12, Strike Price $ — (q)	Royal Bank of Scotland		500		38,942
Interest Rate Swap Options,
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR,expiring 04/14/14	Deutsche Bank		2,200		60,336
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.		6,000		53
London Gold Market Fixing Ltd. PM Fixing Price USD,
expiring 08/06/12, Strike Price $1,565.00	Goldman Sachs & Co.		—	(r)	3,898
expiring 08/08/12, Strike Price $1,650.00	Goldman Sachs & Co.		—	(r)	6,358

					255,571

TOTAL OPTIONS PURCHASED (cost $627,588)					332,141

TOTAL SHORT-TERM INVESTMENTS (cost $895,871,161)					895,641,920

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 113.9% (cost $5,428,540,453)					5,505,464,735

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.9)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.6)%
Federal National Mortgage Assoc.
4.000%	TBA	1,000	(1,064,219)
4.500%	TBA	9,000	(9,645,469)
5.500%	TBA	10,000	(10,907,812)
Government National Mortgage Assoc.
4.500%	TBA	9,000	(9,828,281)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $31,415,390)			(31,445,781)

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — (0.3)%
U.S. Treasury Inflation Indexed Bonds (proceeds received $17,148,159) 1.125%	01/15/21	$14,059	$(17,013,496)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Call Options — (0.1)%
Brent Crude Future, expiring 11/10/15, Strike Price $160.00	Morgan Stanley	25	(58,750)
Brent Crude Futures, expiring 11/11/13, Strike Price $140.00	JPMorgan Chase	16	(26,560)
Currency Option USD vs MXN,
expiring 07/19/12, Strike Price $14.10	Hong Kong & Shanghai Bank	1,660	(3,239)
expiring 08/23/12, Strike Price $14.30	Hong Kong & Shanghai Bank	2,660	(16,419)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	700	(1,169)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	800	(2,115)
Interest Rate Swap Options,
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	5,800	(132,470)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,800	(5,048)
Pay a fixed rate of 0.80% and receive a floating rate based on | 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,800	(5,048)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	1,700	(4,767)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	1,100	(3,085)
Pay a fixed rate of 1.06% and receive a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	3,600	(34,319)
Pay a fixed rate of 0.92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	5,400	(36,595)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 0.92% and receive a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley		$4,100	$(27,785)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		2,800	(44,076)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		2,100	(33,057)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		27,700	(436,034)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		3,300	(51,946)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		12,200	(192,044)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets		2,900	(79,730)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		35,300	(970,506)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		9,000	(247,438)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		3,600	(98,975)

				(2,511,175)

Put Options
10 Year Euro-Bund Futures,
expiring 07/27/12, Strike Price $144.00		EUR	3,800	(14,908)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets		1,500	(2,210)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		4,200	(6,537)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		400	(668)
Interest Rate Swap Options,

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	$2,300	$—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	300	—
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	600	—
Receive a fixed rate of 1.50% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Deutsche Bank	5,800	(2,855)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,800	(249)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Goldman Sachs & Co.	1,800	(249)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	1,700	(235)
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	JPMorgan Chase	1,100	(152)
Receive a fixed rate of 1.06% and pay a floating rate based on 3-month LIBOR, expiring 10/11/12	Morgan Stanley	3,600	(419)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	5,400	(1,994)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	4,100	(1,514)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	$6,000	$(785)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	2,800	(17,467)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	2,100	(13,100)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	27,700	(172,798)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	3,300	(20,586)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	12,200	(76,106)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets	2,900	(9,897)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	35,300	(120,468)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	9,000	(30,714)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	3,600	(12,286)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	1,300	(2,471)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	$9,200		$(51,519)
London Platinum & Palladium Market Platinum
PM Fix USD,
expiring 08/06/12, Strike Price $1,565.00	Goldman Sachs & Co.	—	(r)	(24,224)
expiring 08/08/12, Strike Price $1,650.00	Goldman Sachs & Co.	—	(r)	(20,143)

				(604,554)

TOTAL OPTIONS WRITTEN (premiums received $3,855,656)				(3,115,729)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 112.9% (cost $5,376,121,248)				5,453,889,729
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (12.9)%				(621,345,004)

NET ASSETS — 100.0%				$4,832,544,725

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
iBoxx	Bond Market Indices
IO	Interest Only
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduits
SFH	Single Family Housing
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $260,356,447; cash collateral of $261,846,843 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid. (h) Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FHLB (coupon rate 0.180%, maturity date 02/28/13), U.S. Treasury Notes (coupon rates 1.500%-2.125%, maturity dates 11/30/14-07/31/16),U.S. Treasury Bonds (coupon rates 4.250%-6.125%, maturity dates 11/15/27-11/15/40) and U.S. Treasury Inflationary Indexed Bonds ( coupon rates 1.625%-3.625%, maturity dates 01/15/15-04/15/ 28) with the aggregate value, including accrued interest, of $101,762,794.

(n)	Rates shown are the effective yields at purchase date.

(q)	Exercise price and final cost determined on a future date, based upon the implied volatility.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
50	90 Day Euro Dollar	Mar. 2015	$12,311,250	$12,388,126	$76,876
23	90 Day Euro Dollar	Jun. 2015	5,648,512	5,692,212	43,700
182	2 Year U.S. Treasury Notes	Sep. 2012	40,100,721	40,074,125	(26,596)
250	10 Year Euro-Bund	Sep. 2012	44,829,789	44,577,322	(252,467)
35	10 Year Japanese Bonds	Sep. 2012	62,763,120	62,915,494	152,374
29	10 Year U.K. Gilt	Sep. 2012	5,396,486	5,409,767	13,281
177	10 Year U.S. Treasury Notes	Sep. 2012	23,619,515	23,607,375	(12,140)
45	Euro-BTP	Sep. 2012	5,570,754	5,720,957	150,203
659	Mini MSCI EAFE Index	Sep. 2012	44,527,007	46,914,210	2,387,203
99	Russell 2000 Mini	Sep. 2012	7,448,975	7,874,460	425,485
363	S&P 500	Sep. 2012	119,092,450	123,093,300	4,000,850

					6,958,769

Short Positions:
520	3 Year Australian Bonds	Sep. 2012	159,350,669	159,226,662	124,007
222	5 Year U.S. Treasury Notes	Sep. 2012	27,488,641	27,521,061	(32,420)
82	10 Year Canadian Bonds	Sep. 2012	11,031,746	11,151,065	(119,319)
2	10 Year Euro-Bund	Sep. 2012	367,223	356,619	10,604
156	10 Year U.S. Treasury Notes	Sep. 2012	20,830,875	20,806,500	24,375

					7,247

					$6,966,016

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012 (continued):

Commodity futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
5	Brent Crude.	Aug. 2012	$460,200	$489,000	$28,800
7	Gold 100 OZ	Aug. 2012	1,146,400	1,122,940	(23,460)
4	Platinum	Oct. 2012	286,158	290,480	4,322
11	Soybean	May 2013	724,350	745,112	20,762
29	Soybean	Jul. 2013	1,859,899	1,955,325	95,426
30	Wheat	Sep. 2012	1,008,750	1,134,000	125,250

					251,100

Short Positions:
8	Copper	Sep. 2012	675,725	699,300	(23,575)
40	Soybean	Nov. 2012	2,606,031	2,855,499	(249,468)
30	Wheat	Sep. 2012	959,275	1,135,875	(176,600)

					(449,643)

					$(198,543)

(1)	Cash of $20,000 and U.S. Treasury Securities and Canadian Government Bonds, with a market value of $17,104,238 have been segregated to cover requirement for open futures contracts as of June 30, 2012. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/19/12	Barclays Capital Group	AUD	2,396	$2,434,839	$2,447,520	$12,681
Expiring 07/19/12	Barclays Capital Group	AUD	1,972	1,971,578	2,014,403	42,825
Expiring 07/19/12	Barclays Capital Group	AUD	1,602	1,606,085	1,636,447	30,362
Expiring 07/19/12	Credit Suisse First Boston Corp.	AUD	3,786	3,795,666	3,867,409	71,743
Expiring 07/19/12	Deutsche Bank	AUD	4,802	4,748,698	4,905,256	156,558
Expiring 07/19/12	JPMorgan Chase	AUD	4,451	4,429,791	4,546,708	116,917
Expiring 07/19/12	Royal Bank of Canada	AUD	16,006	15,793,280	16,350,171	556,891
Expiring 07/19/12	Royal Bank of Canada	AUD	4,124	4,164,473	4,212,677	48,204
Expiring 07/19/12	UBS Securities	AUD	3,430	3,387,077	3,503,754	116,677
Expiring 07/19/12	UBS Securities	AUD	3,391	3,348,565	3,463,915	115,350
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	686	330,000	338,887	8,887
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	1,317	630,000	650,920	20,920
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	466	225,000	230,103	5,103
Expiring 08/02/12	UBS Securities	BRL	466	225,000	230,325	5,325
British Pound,
Expiring 07/03/12	Hong Kong & Shanghai Bank	GBP	198	310,348	310,094	(254)
Expiring 07/26/12	Deutsche Bank	GBP	18,627	29,462,799	29,170,755	(292,044)
Expiring 09/12/12	Barclays Capital Group	GBP	200	309,898	313,168	3,270
Expiring 09/12/12	Credit Suisse First Boston Corp.	GBP	70	109,526	109,609	83
Expiring 09/12/12	Deutsche Bank	GBP	1,097	1,706,250	1,717,725	11,475
Expiring 09/12/12	Hong Kong & Shanghai Bank	GBP	605	934,580	947,332	12,752
Expiring 09/12/12	JPMorgan Chase	GBP	294	457,479	460,357	2,878
Expiring 09/12/12	Royal Bank of Canada	GBP	303	471,541	474,449	2,908
Expiring 09/12/12	Royal Bank of Canada	GBP	281	436,088	440,000	3,912
Expiring 09/12/12	Royal Bank of Scotland	GBP	3,332	5,149,519	5,217,373	67,854
Expiring 09/12/12	UBS Securities	GBP	5,145	7,971,179	8,056,238	85,059
Canadian Dollar,
Expiring 09/20/12	UBS Securities	CAD	692	673,211	678,416	5,205
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	28,521	4,523,565	4,465,994	(57,571)
Expiring 02/01/13	Barclays Capital Group	CNY	5,355	849,264	838,456	(10,808)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
Expiring 02/01/13	Deutsche Bank	CNY	5,642	$896,585	$883,490	$(13,095)
Expiring 02/01/13	Deutsche Bank	CNY	3,634	574,235	569,085	(5,150)
Expiring 02/01/13	JPMorgan Chase	CNY	59,229	9,295,910	9,274,400	(21,510)
Expiring 02/01/13	JPMorgan Chase	CNY	6,813	1,085,396	1,066,824	(18,572)
Expiring 02/01/13	JPMorgan Chase	CNY	1,682	267,929	263,428	(4,501)
Expiring 08/05/13	Deutsche Bank	CNY	5,000	798,212	780,041	(18,171)
Expiring 08/05/13	Deutsche Bank	CNY	1,000	159,642	156,008	(3,634)
Expiring 08/05/13	UBS Securities	CNY	15,564	2,464,598	2,428,100	(36,498)
Expiring 08/05/13	UBS Securities	CNY	2,582	408,857	402,802	(6,055)
Expiring 04/25/14	Barclays Capital Group	CNY	3,894	640,000	601,506	(38,494)
Expiring 04/25/14	Citigroup Global Markets	CNY	19,398	3,180,000	2,996,103	(183,897)
Expiring 04/25/14	Citigroup Global Markets	CNY	3,171	522,000	489,797	(32,203)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	11,644	1,912,000	1,798,477	(113,523)
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	2,598	427,000	401,318	(25,682)
Expiring 04/25/14	JPMorgan Chase	CNY	11,634	1,912,000	1,797,001	(114,999)
Expiring 04/25/14	JPMorgan Chase	CNY	7,399	1,213,000	1,142,853	(70,147)
Expiring 04/25/14	Royal Bank of Scotland	CNY	19,406	3,180,000	2,997,331	(182,669)
Expiring 04/25/14	UBS Securities	CNY	2,605	427,000	402,307	(24,693)
Expiring 04/25/14	UBS Securities	CNY	2,592	427,000	400,328	(26,672)
Expiring 09/08/15	Barclays Capital Group	CNY	2,210	360,000	329,345	(30,655)
Expiring 09/08/15	Barclays Capital Group	CNY	762	125,966	113,522	(12,444)
Expiring 09/08/15	Citigroup Global Markets	CNY	7,911	1,311,248	1,178,785	(132,463)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,520	581,818	524,473	(57,345)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,472	239,000	219,361	(19,639)
Expiring 09/08/15	Morgan Stanley	CNY	1,046	170,000	155,777	(14,223)
Expiring 09/08/15	Morgan Stanley	CNY	739	120,000	110,050	(9,950)
Euro,
Expiring 07/03/12	BNP Paribas	EUR	11,094	14,132,225	14,039,946	(92,279)
Expiring 07/03/12	JPMorgan Chase	EUR	11,094	14,146,791	14,039,945	(106,846)
Expiring 07/16/12	Barclays Capital Group	EUR	310	393,481	392,360	(1,121)
Expiring 07/16/12	Barclays Capital Group	EUR	189	237,445	239,213	1,768
Expiring 07/16/12	BNP Paribas	EUR	215	269,178	272,121	2,943
Expiring 07/16/12	Citigroup Global Markets	EUR	79	103,813	99,989	(3,824)
Expiring 07/16/12	Credit Suisse First Boston Corp.	EUR	5,550	7,010,594	7,024,521	13,927
Expiring 07/16/12	Credit Suisse First Boston Corp.	EUR	81	106,589	102,520	(4,069)
Expiring 07/16/12	Deutsche Bank	EUR	6,971	8,712,056	8,823,051	110,995
Expiring 07/16/12	Deutsche Bank	EUR	572	708,645	723,969	15,324
Expiring 07/16/12	Deutsche Bank	EUR	289	360,272	365,782	5,510
Expiring 07/16/12	JPMorgan Chase	EUR	13,038	16,490,019	16,501,928	11,909
Expiring 07/16/12	JPMorgan Chase	EUR	3,787	4,772,650	4,793,128	20,478
Expiring 07/16/12	JPMorgan Chase	EUR	479	605,058	606,260	1,202
Expiring 07/16/12	JPMorgan Chase	EUR	109	135,899	137,959	2,060
Expiring 07/16/12	Morgan Stanley	EUR	891	1,121,965	1,127,720	5,755
Expiring 07/16/12	Royal Bank of Canada	EUR	5,424	6,835,732	6,865,045	29,313
Expiring 08/02/12	BNP Paribas	EUR	22,188	27,697,946	28,087,150	389,204
Hong Kong Dollar,
Expiring 08/17/12	UBS Securities	HKD	43,716	5,632,385	5,635,950	3,565
Indian Rupee,
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	2,544	44,590	45,432	842
Expiring 07/12/12	JPMorgan Chase	INR	167,647	3,606,861	2,994,060	(612,801)
Expiring 07/12/12	JPMorgan Chase	INR	136,021	2,926,446	2,429,247	(497,199)
Expiring 07/12/12	JPMorgan Chase	INR	33,406	718,729	596,618	(122,111)
Expiring 10/03/12	Hong Kong & Shanghai Bank	INR	1,394	24,006	24,503	497
Indonesia Rupiah,
Expiring 07/02/12	Morgan Stanley	IDR	106,960	11,310	11,383	73
Expiring 07/02/12	UBS Securities	IDR	14	2	2	—
Japanese Yen,
Expiring 09/10/12	Barclays Capital Group	JPY	433,104	5,506,421	5,423,813	(82,608)
Expiring 09/10/12	Deutsche Bank	JPY	208,308	2,650,836	2,608,666	(42,170)

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued)
Expiring 09/10/12	JPMorgan Chase	JPY	20,286	$254,847	$254,044	$(803)
Expiring 09/10/12	Morgan Stanley	JPY	128,080	1,609,895	1,603,961	(5,934)
Expiring 09/10/12	UBS Securities	JPY	41,099	517,796	514,688	(3,108)
Malaysian Ringgit,
Expiring 07/16/12	JPMorgan Chase	MYR	60	19,512	18,928	(584)
Mexican Peso,
Expiring 07/12/12	Barclays Capital Group	MXN	99,622	7,113,609	7,458,312	344,703
Expiring 07/23/12	UBS Securities	MXN	6,856	498,000	512,707	14,707
Expiring 07/26/12	UBS Securities	MXN	198,906	14,179,922	14,870,200	690,278
Expiring 08/15/12	Barclays Capital Group	MXN	11,731	844,000	875,211	31,211
Expiring 08/15/12	Barclays Capital Group	MXN	5,586	398,000	416,789	18,789
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	21,104	1,508,000	1,574,590	66,590
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	4,267	304,000	318,376	14,376
Expiring 08/15/12	JPMorgan Chase	MXN	825	59,026	61,529	2,503
Expiring 08/15/12	Morgan Stanley	MXN	28,946	2,105,000	2,159,631	54,631
Expiring 08/15/12	Morgan Stanley	MXN	9,851	714,000	735,007	21,007
Expiring 08/15/12	Morgan Stanley	MXN	5,588	398,000	416,955	18,955
Expiring 08/15/12	UBS Securities	MXN	59,729	4,258,000	4,456,348	198,348
Expiring 08/15/12	UBS Securities	MXN	55,950	4,070,000	4,174,383	104,383
Expiring 08/15/12	UBS Securities	MXN	27,650	2,011,000	2,062,951	51,951
Expiring 08/15/12	UBS Securities	MXN	5,288	383,000	394,540	11,540
Expiring 08/15/12	UBS Securities	MXN	4,578	326,000	341,582	15,582
Expiring 08/15/12	UBS Securities	MXN	1,866	134,000	139,213	5,213
Expiring 08/15/12	UBS Securities	MXN	825	60,000	61,529	1,529
Expiring 08/23/12	JPMorgan Chase	MXN	30,000	2,279,243	2,236,477	(42,766)
Expiring 08/27/12	Morgan Stanley	MXN	6,161	443,000	459,098	16,098
Expiring 08/27/12	UBS Securities	MXN	6,410	461,000	477,687	16,687
Expiring 09/20/12	Hong Kong & Shanghai Bank	MXN	21,391	1,604,346	1,590,546	(13,800)
Expiring 10/18/12	Citigroup Global Markets	MXN	21,391	1,627,062	1,586,582	(40,480)
Expiring 10/18/12	JPMorgan Chase	MXN	12,891	974,839	956,144	(18,695)
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	77,556	2,631,686	2,600,857	(30,829)
Norwegian Krone,
Expiring 07/27/12	BNP Paribas	NOK	2,524	420,378	423,860	3,482
Expiring 07/27/12	Hong Kong & Shanghai Bank	NOK	2,523	419,347	423,692	4,345
Expiring 07/27/12	UBS Securities	NOK	2,524	418,678	423,860	5,182
Philippine Peso,
Expiring 10/31/12	Citigroup Global Markets	PHP	556	12,699	13,071	372
Expiring 10/31/12	Citigroup Global Markets	PHP	29	664	683	19
Singapore Dollar,
Expiring 08/03/12	UBS Securities	SGD	30	23,890	23,296	(594)
Expiring 08/03/12	UBS Securities	SGD	1	930	907	(23)
South African Rand,
Expiring 07/26/12	Barclays Capital Group	ZAR	8	1,000	1,010	10
Expiring 07/26/12	JPMorgan Chase	ZAR	25	3,000	3,031	31
South Korean Won,
Expiring 07/12/12	BNP Paribas	KRW	792,189	679,000	691,016	12,016
Expiring 07/12/12	Citigroup Global Markets	KRW	423,766	363,000	369,646	6,646
Expiring 07/12/12	JPMorgan Chase	KRW	423,766	363,000	369,646	6,646
Expiring 07/12/12	UBS Securities	KRW	17,358	15,396	15,141	(255)
Expiring 07/12/12	UBS Securities	KRW	15,412	13,671	13,444	(227)
Expiring 07/12/12	UBS Securities	KRW	536	476	468	(8)
Expiring 09/28/12	Barclays Capital Group	KRW	143,994	124,010	124,973	963
Expiring 09/28/12	Barclays Capital Group	KRW	15,412	13,273	13,376	103
Expiring 09/28/12	Barclays Capital Group	KRW	536	462	466	4

				$312,776,296	$313,333,705	$557,409

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/19/12	Hong Kong & Shanghai Bank	AUD	3,490	$3,438,662	$3,565,044	$(126,382)
Expiring 07/19/12	Morgan Stanley	AUD	4,638	4,591,388	4,737,729	(146,341)
Expiring 07/19/12	Morgan Stanley	AUD	326	322,724	333,010	(10,286)
Expiring 07/19/12	Royal Bank of Canada	AUD	2,230	2,200,363	2,277,951	(77,588)
Expiring 07/19/12	Westpac Banking Corp.	AUD	38,002	36,983,546	38,819,143	(1,835,597)
Expiring 07/19/12	Westpac Banking Corp.	AUD	33,944	33,034,301	34,673,885	(1,639,584)
Expiring 07/19/12	Westpac Banking Corp.	AUD	12,635	12,296,382	12,906,686	(610,304)
Expiring 07/19/12	Westpac Banking Corp.	AUD	1,229	1,210,909	1,255,427	(44,518)
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	3,384	1,730,728	1,672,464	58,264
Expiring 08/02/12	Barclays Capital Group	BRL	279	142,568	137,769	4,799
Expiring 08/02/12	Barclays Capital Group	BRL	202	103,038	99,569	3,469
Expiring 08/02/12	Goldman Sachs & Co.	BRL	460	226,203	227,342	(1,139)
Expiring 08/02/12	Hong Kong & Shanghai Bank	BRL	743	363,000	367,339	(4,339)
British Pound,
Expiring 07/03/12	Barclays Capital Group	GBP	200	309,960	313,226	(3,266)
Expiring 07/26/12	Deutsche Bank	GBP	10,235	16,508,749	16,028,490	480,259
Expiring 07/26/12	Deutsche Bank	GBP	8,392	13,605,991	13,142,265	463,726
Expiring 09/12/12	BNP Paribas	GBP	20,136	31,134,303	31,529,722	(395,419)
Expiring 09/12/12	BNP Paribas	GBP	4,625	7,151,180	7,242,003	(90,823)
Expiring 09/12/12	BNP Paribas	GBP	3,255	5,073,272	5,096,804	(23,532)
Expiring 09/12/12	BNP Paribas	GBP	1,419	2,211,666	2,221,925	(10,259)
Expiring 09/12/12	BNP Paribas	GBP	1,140	1,762,669	1,785,056	(22,387)
Expiring 09/12/12	Credit Suisse First Boston Corp.	GBP	9,353	14,618,056	14,645,286	(27,230)
Expiring 09/12/12	Credit Suisse First Boston Corp.	GBP	1,213	1,895,830	1,899,362	(3,532)
Expiring 09/12/12	Hong Kong & Shanghai Bank	GBP	94	145,207	147,188	(1,981)
Expiring 09/12/12	Royal Bank of Canada	GBP	725	1,135,089	1,135,233	(144)
Expiring 09/12/12	UBS Securities	GBP	2,799	4,336,507	4,382,781	(46,274)
Expiring 09/12/12	UBS Securities	GBP	1,516	2,366,666	2,373,812	(7,146)
Canadian Dollar,
Expiring 07/06/12	Morgan Stanley	CAD	5,904	5,791,000	5,797,876	(6,876)
Expiring 09/20/12	Barclays Capital Group	CAD	1,105	1,083,525	1,083,308	217
Expiring 09/20/12	Credit Suisse First Boston Corp.	CAD	498	485,229	488,223	(2,994)
Expiring 09/20/12	UBS Securities	CAD	28,019	27,258,223	27,468,959	(210,736)
Expiring 09/20/12	UBS Securities	CAD	19,209	18,687,434	18,831,908	(144,474)
Expiring 09/20/12	UBS Securities	CAD	1,297	1,260,424	1,271,539	(11,115)
Chinese Yuan,
Expiring 07/30/12	Hong Kong & Shanghai Bank	CNY	25,106	3,960,000	3,944,461	15,539
Expiring 07/30/12	JPMorgan Chase	CNY	20,729	3,269,000	3,256,686	12,314
Expiring 07/30/12	UBS Securities	CNY	16,579	2,615,000	2,604,739	10,261
Expiring 10/15/12	JPMorgan Chase	CNY	8,333	1,300,000	1,306,825	(6,825)
Expiring 02/01/13	JPMorgan Chase	CNY	85,217	13,374,719	13,343,771	30,948
Expiring 02/01/13	JPMorgan Chase	CNY	5,319	834,852	832,920	1,932
Expiring 04/25/14	Deutsche Bank	CNY	33,623	5,227,000	5,193,164	33,836
Euro,
Expiring 07/03/12	BNP Paribas	EUR	22,188	27,690,624	28,079,891	(389,267)
Expiring 07/16/12	Barclays Capital Group	EUR	10,910	14,148,721	13,808,562	340,159
Expiring 07/16/12	Barclays Capital Group	EUR	727	904,935	920,148	(15,213)
Expiring 07/16/12	BNP Paribas	EUR	413	519,084	522,726	(3,642)
Expiring 07/16/12	Citigroup Global Markets	EUR	48	61,195	60,752	443
Expiring 07/16/12	Credit Suisse First Boston Corp.	EUR	46,234	57,830,874	58,517,421	(686,547)
Expiring 07/16/12	Credit Suisse First Boston Corp.	EUR	10,469	13,080,419	13,250,398	(169,979)
Expiring 07/16/12	Credit Suisse First Boston Corp.	EUR	1,762	2,201,519	2,230,128	(28,609)
Expiring 07/16/12	Hong Kong & Shanghai Bank	EUR	27,039	33,724,393	34,222,705	(498,312)
Expiring 07/16/12	Hong Kong & Shanghai Bank	EUR	3,235	4,047,050	4,094,473	(47,423)
Expiring 07/16/12	JPMorgan Chase	EUR	35	43,440	44,299	(859)
Expiring 07/16/12	Morgan Stanley	EUR	3,574	4,500,452	4,523,538	(23,086)
Expiring 07/16/12	Morgan Stanley	EUR	1,158	1,458,177	1,465,657	(7,480)

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 07/16/12	Royal Bank of Canada	EUR	1,009		$1,270,069	$1,277,071	$(7,002)
Expiring 07/16/12	UBS Securities	EUR	34,111		42,676,545	43,173,590	(497,045)
Expiring 07/16/12	UBS Securities	EUR	15,704		20,498,274	19,876,229	622,045
Expiring 07/16/12	UBS Securities	EUR	6,333		7,959,023	8,015,548	(56,525)
Expiring 07/16/12	UBS Securities	EUR	1,455		1,819,672	1,841,563	(21,891)
Expiring 11/20/12	Citigroup Global Markets	EUR	5,818		7,380,046	7,374,661	5,385
Expiring 11/20/12	Credit Suisse First Boston Corp.	EUR	7,532		9,617,008	9,547,258	69,750
Expiring 11/20/12	Credit Suisse First Boston Corp.	EUR	5,817		7,316,332	7,373,394	(57,062)
Expiring 11/20/12	Deutsche Bank	EUR	4,103		5,230,894	5,200,796	30,098
Expiring 05/23/13	Barclays Capital Group	EUR	11,634		14,917,115	14,785,782	131,333
Expiring 05/23/13	Credit Suisse First Boston Corp.	EUR	11,634		14,820,378	14,785,781	34,597
Hong Kong Dollar,
Expiring 08/17/12	Citigroup Global Markets	HKD	43,646		5,623,000	5,626,958	(3,958)
Indian Rupee,
Expiring 07/12/12	Barclays Capital Group	INR	20,400		400,000	364,330	35,670
Expiring 07/12/12	Barclays Capital Group	INR	15,954		300,000	284,928	15,072
Expiring 07/12/12	Barclays Capital Group	INR	15,801		300,000	282,195	17,805
Expiring 07/12/12	Barclays Capital Group	INR	10,038		200,000	179,272	20,728
Expiring 07/12/12	Barclays Capital Group	INR	9,864		180,000	176,164	3,836
Expiring 07/12/12	Deutsche Bank	INR	32,012		661,000	571,717	89,283
Expiring 07/12/12	Deutsche Bank	INR	16,874		309,000	301,367	7,633
Expiring 07/12/12	Deutsche Bank	INR	7,698		139,010	137,488	1,522
Expiring 07/12/12	Goldman Sachs & Co.	INR	3,904		70,000	69,721	279
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	23,456		430,000	418,917	11,083
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	22,349		410,000	399,140	10,860
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	4,899		90,000	87,487	2,513
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	3,907		70,000	69,771	229
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	1,394		24,440	24,901	(461)
Expiring 07/12/12	Hong Kong & Shanghai Bank	INR	—	#	5	5	—
Expiring 07/12/12	JPMorgan Chase	INR	52,428		1,026,400	936,338	90,062
Expiring 07/12/12	JPMorgan Chase	INR	44,188		865,064	789,158	75,906
Expiring 07/12/12	JPMorgan Chase	INR	10,554		190,000	188,496	1,504
Expiring 07/12/12	JPMorgan Chase	INR	10,226		200,000	182,629	17,371
Expiring 07/12/12	JPMorgan Chase	INR	10,214		200,000	182,415	17,585
Expiring 07/12/12	UBS Securities	INR	23,456		430,000	418,917	11,083
Expiring 10/03/12	Hong Kong & Shanghai Bank	INR	2,544		43,799	44,705	(906)
Indonesia Rupiah,
Expiring 07/02/12	Morgan Stanley	IDR	14		1	1	—
Expiring 07/02/12	UBS Securities	IDR	106,960		11,355	11,384	(29)
Expiring 01/30/13	Morgan Stanley	IDR	106,960		10,918	11,061	(143)
Japanese Yen,
Expiring 09/10/12	BNP Paribas	JPY	79,609		1,017,432	996,953	20,479
Expiring 09/10/12	Citigroup Global Markets	JPY	88,591		1,134,925	1,109,436	25,489
Expiring 09/10/12	Citigroup Global Markets	JPY	58,738		752,483	735,583	16,900
Expiring 09/10/12	Citigroup Global Markets	JPY	2,911		37,292	36,454	838
Expiring 09/10/12	Deutsche Bank	JPY	5,621		70,845	70,393	452
Expiring 09/10/12	Hong Kong & Shanghai Bank	JPY	331,372		4,182,263	4,149,811	32,452
Expiring 09/10/12	JPMorgan Chase	JPY	396,843		4,999,062	4,969,713	29,349
Expiring 09/10/12	JPMorgan Chase	JPY	57,427		724,865	719,165	5,700
Expiring 09/10/12	Royal Bank of Canada	JPY	133,913		1,689,541	1,677,009	12,532
Mexican Peso,
Expiring 07/12/12	Hong Kong & Shanghai Bank	MXN	100,000		7,223,868	7,486,571	(262,703)
Expiring 07/23/12	Hong Kong & Shanghai Bank	MXN	6,856		498,000	512,744	(14,744)
Expiring 07/26/12	Morgan Stanley	MXN	200,000		15,132,027	14,951,985	180,042
Expiring 08/15/12	Barclays Capital Group	MXN	500		38,220	37,305	915
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	7,933		564,067	591,900	(27,833)
Expiring 08/15/12	JPMorgan Chase	MXN	50,642		3,874,055	3,778,339	95,716
Expiring 08/15/12	JPMorgan Chase	MXN	1,992		152,346	148,582	3,764

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued)
Expiring 08/15/12	Morgan Stanley	MXN	9,307	$646,500	$694,366	$(47,866)
Expiring 08/15/12	UBS Securities	MXN	4,656	323,250	347,359	(24,109)
Expiring 08/15/12	UBS Securities	MXN	4,653	323,250	347,178	(23,928)
Expiring 08/23/12	UBS Securities	MXN	30,000	2,313,387	2,236,478	76,909
Expiring 08/27/12	Hong Kong & Shanghai Bank	MXN	12,585	904,000	937,828	(33,828)
Expiring 09/20/12	UBS Securities	MXN	10,696	802,462	795,321	7,141
Expiring 09/20/12	UBS Securities	MXN	10,695	803,873	795,225	8,648
Expiring 10/18/12	Barclays Capital Group	MXN	12,891	963,994	956,144	7,850
Expiring 10/18/12	Hong Kong & Shanghai Bank	MXN	21,391	1,600,624	1,586,581	14,043
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	889	30,178	29,824	354
Expiring 11/30/12	Citigroup Global Markets	TWD	23,721	796,000	795,484	516
Expiring 11/30/12	UBS Securities	TWD	36,582	1,228,000	1,226,793	1,207
Expiring 11/30/12	UBS Securities	TWD	17,087	573,000	573,013	(13)
New Zealand Dollar,
Expiring 07/19/12	Citigroup Global Markets	NZD	24,865	18,816,340	19,876,205	(1,059,865)
Norwegian Krone,
Expiring 07/27/12	BNP Paribas	NOK	15,662	2,608,540	2,630,147	(21,607)
Expiring 07/27/12	UBS Securities	NOK	15,663	2,603,341	2,630,315	(26,974)
Expiring 07/27/12	UBS Securities	NOK	15,662	2,597,993	2,630,147	(32,154)
Singapore Dollar,
Expiring 08/03/12	UBS Securities	SGD	33	27,070	26,397	673
South African Rand,
Expiring 07/26/12	Barclays Capital Group	ZAR	82,654	9,675,961	10,068,377	(392,416)
Expiring 07/26/12	Citigroup Global Markets	ZAR	18,584	2,226,637	2,263,850	(37,213)
Expiring 07/26/12	Credit Suisse First Boston Corp.	ZAR	15,799	1,875,013	1,924,561	(49,548)
Expiring 07/26/12	Hong Kong & Shanghai Bank	ZAR	29,548	3,537,769	3,599,366	(61,597)
Expiring 07/26/12	Hong Kong & Shanghai Bank	ZAR	3,561	424,140	433,814	(9,674)
Expiring 07/26/12	JPMorgan Chase	ZAR	5,343	642,000	650,894	(8,894)
Expiring 07/26/12	UBS Securities	ZAR	116,633	14,698,008	14,207,493	490,515
Expiring 07/26/12	UBS Securities	ZAR	24,150	2,893,000	2,941,820	(48,820)
South Korean Won,
Expiring 07/12/12	Barclays Capital Group	KRW	143,994	124,627	125,604	(977)
Expiring 07/12/12	Barclays Capital Group	KRW	15,412	13,339	13,444	(105)
Expiring 07/12/12	Barclays Capital Group	KRW	536	464	468	(4)
Expiring 07/12/12	JPMorgan Chase	KRW	805,634	679,000	702,744	(23,744)
Expiring 07/12/12	Morgan Stanley	KRW	707,452	596,000	617,101	(21,101)

				$707,384,645	$713,829,010	$(6,444,365)

#	Notional Amount is less than 500.

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
	$46,800	06/20/14	0.750%	3 month LIBOR(2)	$(185,164)	$(125,070)	$(60,094)	Royal Bank of Scotland Group PLC
	4,900	06/20/16	1.250%	3 month LIBOR(2)	(91,119)	(47,701)	(43,418)	Goldman Sachs & Co.
	100,500	06/20/17	1.500%	3 month LIBOR(2)	(2,633,944)	(1,091,509)	(1,542,435)	JPMorgan Chase & Co.
	1,700	06/20/22	2.250%	3 month LIBOR(2)	(74,548)	(5,941)	(68,607)	Barclays Bank PLC
AUD	1,800	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	167,182	(6,715)	173,897	Barclays Bank PLC
AUD	1,200	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	111,455	(4,000)	115,455	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
AUD	5,100	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	$3,262	$(2,208)	$5,470	Deutsche Bank AG
AUD	4,800	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	3,070	10,297	(7,227)	Goldman Sachs & Co.
AUD	18,500	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	(132,236)	(28,602)	(103,634)	Goldman Sachs & Co.
BRL	11,400	01/02/14	10.580%	Brazilian interbank lending rate(1)	199,351	34,604	164,747	Morgan Stanley
BRL	9,600	01/02/14	11.960%	Brazilian interbank lending rate(1)	345,113	(3,555)	348,668	Goldman Sachs & Co.
BRL	6,400	01/02/14	10.380%	Brazilian interbank lending rate(1)	105,724	18,609	87,115	UBS AG
BRL	6,300	01/02/14	12.120%	Brazilian interbank lending rate(1)	243,363	5,407	237,956	HSBC Bank USA
BRL	4,600	01/02/14	10.530%	Brazilian interbank lending rate(1)	78,192	3,423	74,769	HSBC Bank USA
BRL	4,600	01/02/14	9.980%	Brazilian interbank lending rate(1)	62,425	5,604	56,821	Goldman Sachs & Co.
BRL	3,800	01/02/14	10.180%	Brazilian interbank lending rate(1)	58,189	1,898	56,291	HSBC Bank USA
BRL	3,100	01/02/14	12.510%	Brazilian interbank lending rate(1)	107,663	2,078	105,585	Barclays Bank PLC
BRL	3,000	01/02/14	12.560%	Brazilian interbank lending rate(1)	105,500	3,140	102,360	HSBC Bank USA
BRL	2,600	01/02/14	10.580%	Brazilian interbank lending rate(1)	45,466	6,771	38,695	Morgan Stanley
BRL	2,100	01/02/14	10.220%	Brazilian interbank lending rate(1)	33,301	8,542	24,759	Morgan Stanley
BRL	1,300	01/02/14	11.990%	Brazilian interbank lending rate(1)	47,212	167	47,045	Barclays Bank PLC
BRL	1,100	01/02/14	10.870%	Brazilian interbank lending rate(1)	22,194	3,902	18,292	JPMorgan Chase & Co.
BRL	1,000	01/02/14	11.940%	Brazilian interbank lending rate(1)	32,188	1,278	30,910	HSBC Bank USA
BRL	1,000	01/02/14	10.530%	Brazilian interbank lending rate(1)	16,998	3,117	13,881	HSBC Bank USA
BRL	200	01/02/14	9.970%	Brazilian interbank lending rate(1)	2,656	—	2,656	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized (Appreciation Depreciation)	Counterparty
Over-the-counter swap agreements: (continued)
BRL	7,200	01/02/15	9.930%	Brazilian interbank lending rate(1)	$109,365	$2,861	$106,504	Morgan Stanley
BRL	6,000	01/02/15	9.930%	Brazilian interbank lending rate(1)	91,099	2,838	88,261	UBS AG
BRL	4,700	01/02/15	9.940%	Brazilian interbank lending rate(1)	71,853	—	71,853	Goldman Sachs & Co.
BRL	3,000	01/02/15	10.140%	Brazilian interbank lending rate(1)	51,897	9,048	42,849	HSBC Bank USA
BRL	1,700	01/02/15	10.610%	Brazilian interbank lending rate(1)	37,051	—	37,051	Morgan Stanley
JPY	420,000	12/21/21	1.500%	6 month LIBOR(1)	348,886	102,955	245,931	Credit Suisse First Boston
JPY	4,650,000	09/19/22	1.000%	6 month LIBOR(1)	714,507	535,610	178,897	BNP Paribas
JPY	40,000	09/19/22	1.000%	6 month LIBOR(1)	6,146	2,765	3,381	UBS AG
JPY	740,000	12/21/41	2.000%	6 month LIBOR(1)	656,759	925,671	(268,912)	Credit Suisse First Boston
MXN	33,100	12/08/15	6.590%	28 day Mexican interbank rate(1)	127,176	(28,416)	155,592	Morgan Stanley
MXN	21,500	12/08/15	6.590%	28 day Mexican interbank rate(1)	82,606	5,333	77,273	HSBC Bank USA
MXN	130,700	06/08/16	6.750%	28 day Mexican interbank rate(1)	604,955	83,324	521,631	Morgan Stanley
MXN	30,700	06/08/16	5.800%	28 day Mexican interbank rate(1)	61,153	(51)	61,204	HSBC Bank USA
MXN	11,300	06/08/16	6.750%	28 day Mexican interbank rate(1)	52,303	3,981	48,322	Barclays Bank PLC
MXN	10,200	06/08/16	6.750%	28 day Mexican interbank rate(1)	47,212	4,609	42,603	HSBC Bank USA
MXN	236,600	09/06/16	5.600%	28 day Mexican interbank rate(1)	335,715	35,835	299,880	HSBC Bank USA

Exchange-traded swap agreements:
EUR	7,900	03/21/12	2.000%	6 Month Euribor(1)	343,803	(47,435)	391,238	—
GBP	15,600	09/21/13	1.350%	6 month LIBOR(1)	(436,392)	(491,877)	55,485	—

					$1,979,587	$(59,413)	$2,039,000

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM14 ndex	12/20/15	5.000%	$1,700	$136,711	$159,710	$(22,999)	Morgan Stanley
Dow Jones CDX EM14 Index	12/20/15	5.000%	900	72,376	83,693	(11,317)	Citigroup, Inc.
Dow Jones CDX EM14 Index	12/20/15	5.000%	400	32,167	39,792	(7,625)	Deutsche Bank AG
Dow Jones CDX EM15 Index	06/20/16	5.000%	400	35,254	40,804	(5,550)	Barclays Bank PLC
Dow Jones CDX EM17 Index	06/20/17	5.000%	25,000	2,464,504	2,160,326	304,178	Barclays Bank PLC
Dow Jones CDX EM17 Index	06/20/17	5.000%	11,100	1,094,316	980,929	113,387	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1) (continued)
Dow Jones CDX EM17 Index	06/20/17	5.000%	$5,000	$492,901	$432,300	$60,601	Credit Suisse First Boston
Dow Jones CDX EM17 Index	06/20/17	5.000%	5,000	492,901	431,061	61,840	JPMorgan Chase & Co.
Dow Jones CDX MCDX 15 10Y	12/20/20	1.000%	1,000	(58,455)	(47,575)	(10,880)	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	2,200	(30,726)	(65,965)	35,239	Bank of America
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	1,200	(16,760)	(23,658)	6,898	Citigroup, Inc.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	1,100	(15,363)	(21,459)	6,096	Goldman Sachs & Co.
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	800	(11,173)	(13,810)	2,637	Deutsche Bank AG
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	500	(6,983)	(7,478)	495	Morgan Stanley
Dow Jones CDX MCDX 16 5Y	06/20/16	1.000%	2,000	(38,236)	(33,001)	(5,235)	Goldman Sachs & Co.
Dow Jones CDX NA IG 5 10Y	12/20/15	0.460%	330	(23,637)	—	(23,637)	Morgan Stanley

				$4,619,797	$4,115,669	$504,128

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Ally Financial, Inc.	12/20/12	5.000%	$500	1.212%	$8,935	$1,933	$7,002	Bank of America N.A.
American International Group	12/20/20	1.000%	100	2.623%	(11,087)	(20,007)	8,920	UBS AG
Australian Government	06/20/15	1.000%	400	0.344%	7,926	4,472	3,454	UBS AG
Australian Government	09/20/15	1.000%	8,200	0.361%	179,751	113,847	65,904	Goldman Sachs & Co.
Australian Government	06/20/16	1.000%	600	0.489%	12,265	11,145	1,120	Morgan Stanley
Australian Government	06/20/16	1.000%	200	0.489%	4,088	3,754	334	Goldman Sachs & Co.
Australian Government	09/20/16	1.000%	700	0.522%	14,207	8,756	5,451	UBS AG
Australian Government	09/20/16	1.000%	700	0.522%	14,207	10,425	3,782	UBS AG
Australian Government	09/20/16	1.000%	400	0.522%	8,342	4,839	3,503	UBS AG
Australian Government	09/20/16	1.000%	100	0.522%	2,086	1,251	835	Deutsche Bank AG
Australian Government	09/20/16	1.000%	100	0.522%	2,086	1,189	897	Royal Bank of Scotland Group PLC
Australian Government	12/20/16	1.000%	1,400	0.586%	26,818	(5,393)	32,211	Credit Suisse First Boston
Australian Government	12/20/16	1.000%	1,100	0.586%	21,071	2,211	18,860	Deutsche Bank AG
Australian Government	12/20/16	1.000%	400	0.586%	7,662	(1,541)	9,203	Goldman Sachs & Co.
Australian Government	12/20/16	1.000%	300	0.586%	5,747	731	5,016	Morgan Stanley
Australian Government	12/20/16	1.000%	300	0.586%	5,747	(1,092)	6,839	UBS AG
Australian Government	12/20/16	1.000%	300	0.586%	5,747	(1,408)	7,155	UBS AG
BP Capital Markets America	12/20/15	1.000%	600	0.963%	1,283	(9,312)	10,595	Morgan Stanley
Commonwealth of Pennsylvania	03/20/21	1.400%	1,100	1.370%	(1,403)	—	(1,403)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Federal Republic of Brazil	06/20/15	1.000%	$500	1.132%	$(1,839)	$(2,517)	$678	Barclays Bank PLC
Federal Republic of Brazil	06/20/15	1.000%	500	1.132%	(1,839)	(5,642)	3,803	Royal Bank of Scotland Group PLC
Federal Republic of Brazil	06/20/20	1.000%	600	1.824%	(33,712)	(15,645)	(18,067)	Deutsche Bank AG
Federal Republic of Germany	12/20/16	0.250%	4,700	0.831%	(122,920)	(176,610)	53,690	Goldman Sachs & Co.
Federal Republic of Germany	12/20/16	0.250%	2,200	0.831%	(57,537)	(89,728)	32,191	Barclays Bank PLC
France (Govt of)	06/20/17	0.250%	4,100	1.775%	(293,287)	(338,347)	45,060	Citigroup, Inc.
France (Govt of)	06/20/17	0.250%	700	1.775%	(50,073)	(59,226)	9,153	HSBC Bank USA
France (Govt of)	06/20/17	0.250%	100	1.775%	(7,153)	(8,210)	1,057	Goldman Sachs & Co.
International Lease Finance	06/20/16	5.000%	1,100	4.092%	39,452	(54,663)	94,115	Bank of America
Japan Gov’t. Series 55	12/20/15	1.000%	1,100	0.577%	16,727	16,297	430	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%	2,200	0.633%	31,051	(7,491)	38,542	UBS AG
Japan Gov’t. Series 55	03/20/16	1.000%	200	0.633%	2,823	(1,035)	3,858	Morgan Stanley
Japan Gov’t. Series 55	06/20/16	1.000%	100	0.683%	1,302	(4)	1,306	HSBC Bank USA
Kingdom of Spain	06/20/17	1.000%	8,800	5.186%	(1,485,961)	(1,434,306)	(51,655)	Goldman Sachs & Co.
Kingdom of Spain	06/20/17	1.000%	3,500	5.186%	(591,007)	(549,161)	(41,846)	Citigroup, Inc.
Kingdom of Spain	06/20/17	1.000%	1,000	5.186%	(168,859)	(160,012)	(8,847)	JPMorgan Chase & Co.
Kingdom of the Netherlands	06/20/17	0.250%	3,600	1.052%	(140,329)	(157,308)	16,979	Bank of America
Kingdom of the Netherlands	06/20/17	0.250%	1,100	1.052%	(42,878)	(48,066)	5,188	UBS AG
Morgan Stanley	09/20/12	0.870%	1,400	2.495%	(4,704)	—	(4,704)	BNP Paribas
People’s Republic of China	12/20/15	1.000%	3,500	0.804%	23,585	51,456	(27,871)	UBS AG
People’s Republic of China	03/20/16	1.000%	1,700	0.869%	8,859	13,058	(4,199)	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%	2,200	0.927%	8,102	19,863	(11,761)	Deutsche Bank AG
People’s Republic of China	12/20/16	1.000%	700	1.049%	(644)	(23,048)	22,404	Morgan Stanley
Petrobras Intl. Finance Corp.	09/20/12	1.000%	2,500	0.660%	2,127	(3,200)	5,327	Deutsche Bank AG
Petrobras Intl. Finance Corp.	09/20/12	1.000%	2,000	0.660%	1,702	(1,345)	3,047	Morgan Stanley
Petrobras Intl. Finance Corp.	09/20/12	1.000%	100	0.660%	85	(128)	213	Deutsche Bank AG
Republic of Italy	06/20/17	1.000%	1,200	4.800%	(185,610)	(177,234)	(8,376)	Deutsche Bank AG
Republic of Italy	06/20/17	1.000%	400	4.800%	(61,870)	(58,800)	(3,070)	Goldman Sachs & Co.
Republic of Italy	06/20/17	1.000%	100	4.800%	(15,656)	(17,530)	1,874	Royal Bank of Scotland Group PLC
Russian Federation	04/20/14	3.430%	2,000	1.267%	88,419	—	88,419	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Russian Federation	05/20/14	3.560%		$6,000	1.317%	$269,275	$—	$269,275	Deutsche Bank AG
Russian Federation	06/20/14	2.980%		3,300	1.365%	103,649	—	103,649	Deutsche Bank AG
State of California	06/20/16	1.350%		1,300	1.676%	(4,997)	—	(4,997)	Morgan Stanley
State of California	12/20/20	2.950%		800	2.253%	46,320	—	46,320	Citigroup, Inc.
State of California	03/20/21	2.150%		1,200	2.273%	4,082	—	4,082	Morgan Stanley
State of California	03/20/21	2.760%		1,000	2.273%	45,143	—	45,143	Citigroup, Inc.
State of California	06/20/21	2.150%		1,700	2.293%	4,520	(179)	4,699	Morgan Stanley
State of Illinois	06/20/15	2.870%		900	2.502%	28,831	—	28,831	Morgan Stanley
State of Illinois	03/20/21	2.820%		1,200	2.502%	34,382	—	34,382	Deutsche Bank AG
U.S. Treasury Note	06/20/16	0.250%	EUR	2,600	0.457%	(14,559)	(35,088)	20,529	Royal Bank of Scotland Group PLC
U.S. Treasury Note	06/20/16	0.250%	EUR	1,300	0.457%	(7,280)	(17,450)	10,170	UBS AG
U.S. Treasury Note	06/20/16	0.250%	EUR	1,200	0.457%	(6,720)	(15,471)	8,751	Royal Bank of Scotland Group PLC
United Kingdom Treasury	06/20/15	1.000%		4,500	0.270%	94,725	12,141	82,584	Morgan Stanley
United Kingdom Treasury	06/20/15	1.000%		1,300	0.270%	27,365	6,788	20,577	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		1,000	0.270%	21,050	2,698	18,352	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		500	0.270%	10,525	2,183	8,342	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		500	0.270%	10,525	2,469	8,056	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		300	0.270%	6,315	1,321	4,994	Citigroup, Inc.
United Kingdom Treasury	06/20/15	1.000%		100	0.270%	2,105	462	1,643	Citigroup, Inc.
United Kingdom Treasury	12/20/15	1.000%		2,200	0.343%	48,328	32,101	16,227	Deutsche Bank AG
United Kingdom Treasury	12/20/15	1.000%		1,800	0.343%	39,542	28,311	11,231	Credit Suisse First Boston
United Kingdom Treasury	06/20/16	1.000%		400	0.431%	8,581	4,023	4,558	Citigroup, Inc.
United Kingdom Treasury	06/20/16	1.000%		300	0.431%	6,436	3,018	3,418	Citigroup, Inc.
United Kingdom Treasury	09/20/16	1.000%		2,100	0.467%	44,508	13,502	31,006	Morgan Stanley
United Mexican States	04/20/14	2.790%		13,000	0.668%	559,488	—	559,488	Barclays Bank PLC
United Mexican States	04/20/14	2.830%		2,000	0.668%	87,682	—	87,682	Deutsche Bank AG

						$(1,256,345)	$(3,121,953)	$1,865,608

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Abbey National Treasury	06/20/16	$1,900	1.000%	$125,590	$127,532	$(1,942)	BNP Paribas
American General Finance Corp.	12/20/17	2,000	1.300%	612,835	—	612,835	Royal Bank of Scotland Group PLC
American General Finance Corp.	12/20/17	1,900	1.370%	577,959	—	577,959	Merrill Lynch & Co.
Autozone, Inc.	12/20/12	1,100	0.620%	(2,617)	—	(2,617)	Bank of America
Autozone, Inc.	06/20/16	1,400	0.870%	(17,512)	—	(17,512)	Bank of America
Autozone, Inc.	06/20/16	1,000	0.720%	(6,576)	—	(6,576)	Deutsche Bank AG
Bank of America	06/20/18	1,500	1.000%	133,808	203,971	(70,163)	Deutsche Bank AG
Cardinal Health, Inc.	06/20/17	250	0.580%	(1,139)	—	(1,139)	Goldman Sachs & Co.
Computer Sciences Corp.	03/20/13	1,000	0.620%	4,105	—	4,105	Morgan Stanley
Cytec Industries, Inc.	09/20/17	900	1.000%	14,854	52,506	(37,652)	Citigroup, Inc.
Dow Jones CDX NA IG 5 7Y	12/20/12	500	0.140%	(65)	—	(65)	Morgan Stanley
Embarq Corp.	06/20/13	100	1.000%	(637)	(468)	(169)	Barclays Bank PLC
Goodrich (BF) Co.	09/20/16	100	0.510%	(1,313)	—	(1,313)	Deutsche Bank AG
Hanson Ltd.	03/20/13	1,300	1.000%	(4,342)	(427)	(3,915)	Goldman Sachs & Co.
Health Care REIT	06/20/15	300	2.930%	(18,246)	—	(18,246)	Barclays Bank PLC
Intesa San Paolo	12/20/16	800	5.000%	(11,367)	43,549	(54,916)	Barclays Bank PLC
J.C. Penney Corp.	06/20/17	300	1.000%	73,875	12,522	61,353	Deutsche Bank AG
Jones Apparel Group	12/20/14	660	1.000%	31,858	10,341	21,517	Deutsche Bank AG
Limited Brands, Inc.	09/20/17	1,200	4.800%	(134,438)	(145,702)	11,264	Deutsche Bank AG
Limited Brands, Inc.	09/20/17	500	3.550%	(25,711)	—	(25,711)	Goldman Sachs & Co.
Macy’s Retail Holdings, Inc.	09/20/14	1,400	5.000%	(136,841)	(64,426)	(72,415)	Morgan Stanley
Marsh & McLennan Cos. Inc.	09/20/15	200	0.990%	(3,449)	—	(3,449)	Bank of America
New York Times Co.	03/20/15	800	5.000%	(74,339)	(36,646)	(37,693)	Deutsche Bank AG
Pearson	06/20/18	1,000	0.690%	(3,860)	—	(3,860)	Citigroup, Inc.
Race Point CLO	04/15/20	300	4.030%	84,378	1,345	83,033	Merrill Lynch & Co.
Race Point CLO	04/15/20	300	1.950%	68,777	628	68,149	Merrill Lynch & Co.
Rexam PLC	06/20/13	500	1.450%	(5,358)	—	(5,358)	Barclays Bank PLC
Santander International	03/20/15	2,500	3.000%	57,648	16,177	41,471	BNP Paribas
Saratoga CLO, Ltd.	12/15/19	300	1.880%	83,224	1,321	81,903	Merrill Lynch & Co.
Sealed Air Corp.	09/20/13	100	0.590%	183	—	183	Citigroup, Inc.
Spectra Energy Capital	06/20/18	2,400	0.840%	76,525	—	76,525	Deutsche Bank AG
UST, Inc.	09/20/12	200	0.340%	(118)	—	(118)	Bank of America

Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX NA IG 10 5Y	06/20/13	2,226	1.550%	(18,219)	(7,904)	(10,315)	—
Dow Jones CDX NA IG 9 10Y	12/20/17	1,839	0.800%	69,942	81,925	(11,983)	—

				$1,549,414	$296,244	$1,253,170

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at June 30, 2012:

Notional Amount (000)		Termination Date	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
JPY	512,000	05/15/14	3 Month LIBOR(1)	$(21,414)	$(60,568)	$39,154	BNP Paribas

(1)	The Portfolio pays a floating rate of 3 month LIBOR -75.5 bps based on a notional amount of JPY 512,000,000. The Portfolio receives a floating rate of 3 month LIBOR based on a notional amount of $6,400,000.

Total return swap agreements outstanding at June 30, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group	09/15/12	$100	Pay $634.50 strike and receive variance on Sept. 2012 Wheat future.	$122,693	$—	$122,693
Australia and New Zealand Banking Group	09/15/12	100	Pay $658.75 strike and receive variance on Sept. 2012 Wheat future.	97,205	—	97,205
Bank of America	10/31/12	5,833	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +11bps.	330,011	6,921	323,090
Bank of America	07/31/12	14,066	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +7bps.	782,612	4,172	778,440
Barclays Bank PLC	08/15/12	52,140	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	1,349,105	—	1,349,105
Credit Suisse First Boston	08/31/12	37,835	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA.	2,040,290	(50,250)	2,090,540
Deutsche Bank AG	08/30/12	610	Pay $.0328 strike and receive variance based on GOLDLNPM.	(56,665)	—	(56,665)
Deutsche Bank AG	09/15/12	150	Pay $.1463 strike and receive variance based on Sept. 2012 Corn future.	(2,274)	—	(2,274)
Deutsche Bank AG	08/15/12	200	Pay $.3053 strike and receive variance based on Aug. 2012 Natural Gas future.	5,008	—	5,008
Deutsche Bank AG	11/15/12	30	Pay $1424.50 strike and receive variance on Oct. 2012 Platinum future.	8,357	—	8,357

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Total return swap agreements outstanding at June 30, 2012 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	08/15/12	$—	Pay $1638.75 strike and receive variance on Aug. 2012 Gold future. Pay $7.20 strike and receive variance on Dec. 2019 Natural Gas future.	$79	$—	$79
Deutsche Bank AG	12/31/19	24	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(437)	—	(437)
Deutsche Bank AG	08/15/12	6,600	Pay $.0288 strike and receive variance based on GOLDLNPM.	171,953	—	171,953
JPMorgan Chase & Co.	08/07/12	220	Pay $.3226 strike and receive variance based on Aug. 2012 Natural Gas future.	(4,045)	—	(4,045)
JPMorgan Chase & Co.	08/15/12	500	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	14,120	—	14,120
JPMorgan Chase & Co.	08/15/12	40,540	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	1,020,809	—	1,020,809
JPMorgan Chase & Co.	08/15/12	4,320	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	108,588	—	108,588
JPMorgan Chase & Co.	08/15/12	1,810	Pay $.09 strike and receive variance based on the London Silver Market	47,157	5,211	41,946
Morgan Stanley	08/07/12	50	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(1,765)	—	(1,765)
Morgan Stanley	08/15/12	40,620	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +13.5bps.	1,058,184	—	1,058,184
Royal Bank of Scotland Group PLC	10/31/12	930	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +3bps.	21,580	(11,566)	33,146
Royal Bank of Scotland Group PLC	08/31/12	48	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +81bps.	243,792	228,503	15,289
Royal Bank of Scotland Group PLC	10/31/12	727	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -1bps.	40,208	22,963	17,245
Royal Bank of Scotland Group PLC	07/31/12	11,500	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one	638,901	2,527	636,374
Royal Bank of Scotland Group PLC	01/31/13	48,149	month LIBOR-BBA -2bps.	2,638,332	(24,247)	2,662,579

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Total return swap agreements outstanding at June 30, 2012 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Royal Bank of Scotland Group PLC	07/31/12	$19,782	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -5bps.	$1,083,491	$(10,389)	$1,093,880

				$11,757,289	$173,845	$11,583,444

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$116,172,247	$—	$—
Common Stocks	1,510,627,220	705,016,247	—
Exchange Traded Funds	454,189,784	—	—
Preferred Stocks	7,511,670	141,694	—
Asset-Backed Securities	—	31,634,585	1,501,992
Bank Loans	—	6,767,603	—
Certificate of Deposit	—	6,036,523	—
Commercial Mortgage-Backed
Securities	—	21,483,656	—
Corporate Bonds	—	476,210,792	—
Foreign Government Bonds	—	323,994,905	—
Municipal Bonds	—	30,991,882	—
Residential Mortgage-Backed
Securities	—	90,284,843	—
U.S. Government Agency Obligations	—	333,685,932	—
U.S. Treasury Obligations	—	598,383,957	—
Affiliated Money Market Mutual Fund	690,497,062	—	—
Repurchase Agreements	—	100,000,000	—
Options Purchased	2,278	147,215	182,648
Options Written	(14,908)	(3,088,122)	(12,699)
Short Sales – U.S. Government
Agency Obligations	—	(31,445,781)	—
Short Sales – U.S. Treasury
Obligation	—	(17,013,496)	—
Other Financial Instruments*
Futures	6,767,473	—	—
Foreign Forward Currency Contracts	—	(5,886,956)	—
Interest Rate Swaps	446,723	1,325,659	266,618
Credit Default Swaps	(22,298)	3,494,022	151,182
Total Return Swaps	—	11,585,718	(2,274)
Currency Swaps	—	39,154	—

Total	$2,786,177,251	$2,683,790,032	$2,087,467

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $1,585,028,896. $460,257,213 was transferred into Level 2 from Level 1 at 6/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (5.4% represents investments purchased with collateral from securities on loan)	14.3%
U.S. Treasury Obligations	12.4
Exchange Traded Funds	9.4
U.S. Government Agency Obligations	6.9
Foreign Government Bonds	6.7
Banks	4.1
Pharmaceuticals	3.3
Retail	3.1
Financial – Bank & Trust	2.7
Oil & Gas	2.7
Computer Services & Software	2.5
Affiliated Mutual Funds	2.4
Diversified Financial Services	2.3
Financial Services	2.3
Repurchase Agreements	2.1
Chemicals	1.9
Oil, Gas and Consumable Fuels	1.9
Residential Mortgage-Backed Securities	1.9
Insurance	1.7
Commercial Banks	1.6
Internet	1.6
Media	1.3
Metals & Mining	1.2
Foods	1.1
Hotels, Restaurants & Leisure	1.1
Retail & Merchandising	1.1
Transportation	1.1
Aerospace & Defense	1.0
Software	0.9
Telecommunications	0.9
Automobile Manufacturers	0.8
Electric	0.8
Asset-Backed Securities	0.7
Biotechnology	0.7
Consumer Products & Services	0.7
Diversified Manufacturing	0.7
Municipal Bonds	0.6
Semiconductors & Semiconductor Equipment	0.6
Specialty Retail	0.6
Beverages	0.5
Commercial Services	0.5
Medical Supplies & Equipment	0.5
Electronic Components	0.4
Airlines	0.4
Commercial Mortgage-Backed Securities	0.4
Distribution/Wholesale	0.4
Diversified Telecommunication Services	0.4
Machinery	0.4
Pipelines	0.4
Apparel	0.3
Automotive Parts	0.3
Capital Markets	0.3
Industrial Conglomerates	0.3
Paper & Forest Products	0.3
Wireless Telecommunication Services	0.3
Agriculture	0.2
Auto/Trucks Parts & Equipment	0.2
Communication Equipment	0.2
Containers & Packaging	0.2

Diversified Machinery	0.2%
Electronic Equipment & Instruments	0.2
Energy Equipment & Services	0.2
Healthcare Products & Services	0.2
Internet Software & Services	0.2
Lumber & Wood Products	0.2
Real Estate	0.2
Real Estate Investment Trusts	0.2
Real Estate Operation & Development	0.2
Tobacco	0.2
Utilities	0.2
Auto Components	0.1
Building Materials	0.1
Certificates of Deposits	0.1
Commercial Services & Supplies	0.1
Computers & Peripherals	0.1
Engineering/Construction	0.1
Entertainment & Leisure	0.1
Household Durables	0.1
Iron/Steel	0.1
Multimedia	0.1
Trading Companies & Distributors	0.1
U.S. Government Agency Obligations	(0.3)
U.S. Treasury Obligations	(0.6)

113.0
Options Written	(0.1)
Liabilities in excess of other assets	(12.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$445,217	*	Due from broker-variation margin	$442,942	*
Interest rate contracts	Unrealized appreciation on swap agreements	4,172,481		Unrealized depreciation on swap agreements	2,094,327
Interest rate contracts	Premiums paid for swap agreements	1,823,667		Premiums received for swap agreements	1,943,648
Interest rate contracts	Unaffiliated investments	245,315		Written options outstanding, at value	2,966,394
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	7,669,986		Unrealized depreciation on foreign currency forward contracts	13,556,942
Foreign exchange contracts	—	—		Written options outstanding, at value	19,658
Credit contracts	Unrealized appreciation on swap agreements	4,284,072		Unrealized depreciation on swap agreements	661,166
Credit contracts	Premiums paid for swap agreements	5,254,676		Premiums received for swap agreements	3,964,716
Equity contracts	Due from broker-variation margin	6,963,741	*	—	—
Equity contracts	Unrealized appreciation on swap agreements	11,648,630		Unrealized depreciation on swap agreements	65,186
Equity contracts	Premiums paid for swap agreements	270,297		Premiums received for swap agreements	96,452
Commodity contracts	Due from broker-variation margin	274,560	*	Due from broker-variation margin	473,103	*
Commodity contracts	Unaffiliated investments	86,826		Written options outstanding, at value	129,677

Total		$43,139,468			$26,414,211

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(168,911)	$8,160,877	$1,518,556	$(3,449,991)	$—	$6,060,531
Foreign exchange contracts	—	—	—	—	—	11,174,105	11,174,105
Credit contracts	—	—	—	—	353,738	—	353,738
Equity contracts	115,758	—	7,927,060	—	9,242,590	—	17,285,408
Commodity contracts	—	(26,420)	(153,474)	29,090	(13,797,934)	—	(13,948,738)

Total	$115,758	$(195,331)	$15,934,463	$1,547,646	$(7,651,597)	$11,174,105	$20,925,044

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$112,062	$(5,422,339)	$(510,045)	$3,754,452	$—	$(2,065,870)
Foreign exchange contracts	—	—	33,478	—	(8,074,126)	(8,040,648)
Credit contracts	—	—	—	1,620,736	—	1,620,736
Equity contracts	—	5,000,834	—	11,755,110	—	16,755,944
Commodity contracts	(106,948)	(113,077)	96,547	—	—	(123,478)

Total	$5,114	$(534,582)	$(380,020)	$17,130,298	$(8,074,126)	$8,146,684

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)
$530,252	$3,200,065	$425,907,546	$96,536,150	$255,931,763	$666,604,358

Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)	Currency Swap Agreements(6)
$416,240,907	$44,208,880	$142,182,209	$259,868,015	$2,133,333

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $260,356,447:
Unaffiliated investments (cost $4,626,705,286)	$4,698,795,426
Affiliated investments (cost $801,835,167)	806,669,309
Foreign currency, at value (cost $5,207,606)	5,231,852
Deposit with broker	66,246
Receivable for investments sold	285,272,906
Unrealized appreciation on swap agreements	20,105,183
Receivable for fund share sold	19,738,120
Dividends and interest receivable	17,014,672
Unrealized appreciation on foreign currency forward contracts	7,669,986
Premiums paid for swap agreements	7,348,640
Due from broker-variation margin	5,221,087
Tax reclaim receivable	2,096,634
Prepaid expenses	3,941

Total Assets	5,875,234,002

LIABILITIES:
Payable for investments purchased	681,658,955
Payable to broker for collateral for securities on loan	261,846,843
Securities sold short, at value (proceeds received $48,563,549)	48,459,277
Due to broker	23,235,000
Unrealized depreciation on foreign currency forward contracts	13,556,942
Premiums received for swap agreements	6,004,816
Written options outstanding, at value (premiums received $3,855,656)	3,115,729
Unrealized depreciation on swap agreements	2,820,679
Advisory fees payable	1,469,870
Accrued expenses and other liabilities	405,193
Interest payable on investments sold short	83,351
Shareholder servicing fees payable	32,125
Affiliated transfer agent fee payable	492
Payable to custodian	4
Payable for fund share repurchased	1

Total Liabilities	1,042,689,277

NET ASSETS	$4,832,544,725

Net assets were comprised of:
Paid-in capital	$4,682,974,087
Retained earnings	149,570,638

Net assets, June 30, 2012	$4,832,544,725

Net asset value and redemption price per share, $4,832,544,725 / 428,968,275 outstanding shares of beneficial interest.	$11.27

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,776,027 foreign withholding tax)	$36,366,192
Unaffiliated interest income	25,406,123
Affiliated dividend income	679,824
Affiliated income from securities lending, net	386,693

62,838,832

EXPENSES
Advisory fees	19,770,228
Shareholder servicing fees and expenses	2,265,031
Custodian and accounting fees	598,000
Audit fee	33,000
Trustees’ fees	25,000
Insurance expenses	23,000
Interest expense	12,039
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Miscellaneous.	27,607

Total expenses	22,777,905
Less: advisory fee waivers and/or expense reimbursement	(464,717)
Less: shareholder servicing fee waiver	(814,018)

Net expenses	21,499,170

NET INVESTMENT INCOME	41,339,662

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $3,469,777)	59,498,777
Futures transactions	15,934,463
Options written transactions	1,547,646
Short sales transactions	(727,799)
Swap agreements transactions	(7,651,597)
Foreign currency transactions	6,159,413

74,760,903

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $2,622,634)	95,935,921
Futures	(534,582)
Options written	(380,020)
Short sales	563,805
Swap agreements	17,130,298
Foreign currencies	(8,482,299)

104,233,123

NET GAIN ON INVESTMENTS	178,994,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$220,333,688

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$41,339,662	$68,063,920
Net realized gain on investment and foreign currency transactions	74,760,903	94,041,977
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,233,123	(275,869,567)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	220,333,688	(113,763,670)

DISTRIBUTIONS	(86,237,382)	(39,887,894)

FUND SHARE TRANSACTIONS:
Fund share sold [133,437,704 and 237,790,397 shares, respectively]	1,517,951,341	2,591,980,163
Fund share issued in reinvestment of distributions [7,818,439 and 3,609,764 shares, respectively]	86,237,382	39,887,894
Fund share repurchased [61,333,480 and 212,999,806 shares, respectively]	(690,012,006)	(2,199,745,243)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	914,176,717	432,122,814

TOTAL INCREASE IN NET ASSETS	1,048,273,023	278,471,250
NET ASSETS:
Beginning of period	3,784,271,702	3,505,800,452

End of period	$4,832,544,725	$3,784,271,702

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.7%
AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	48,911,460	$431,888,194
AST Federated Aggressive Growth Portfolio*	4,257,075	39,420,516
AST Goldman Sachs Concentrated Growth Portfolio	5,737,418	166,442,500
AST Goldman Sachs Large-Cap Value Portfolio	9,206,681	147,491,027
AST Goldman Sachs Mid-Cap Growth Portfolio	4,200,406	20,581,989
AST Goldman Sachs Small-Cap Value Portfolio	2,669,644	29,713,143
AST High Yield Portfolio	25,181,616	180,048,556
AST International Growth Portfolio	34,725,339	361,490,779
AST International Value Portfolio	26,988,785	365,428,148
AST Jennison Large-Cap Growth Portfolio*	30,450,627	409,560,930
AST Jennison Large-Cap Value Portfolio	19,678,122	225,904,839
AST Large-Cap Value Portfolio	22,479,940	294,712,018
AST Lord Abbett Core Fixed-Income Portfolio	33,144,963	371,555,037
AST Marsico Capital Growth Portfolio	19,899,325	410,125,090
AST MFS Growth Portfolio*	23,901,869	248,101,401
AST Mid-Cap Value Portfolio	3,746,409	45,968,438
AST Money Market Portfolio	68,061,978	68,061,978
AST Neuberger Berman Core Bond Portfolio	24,016,346	249,049,509
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,283,826	30,388,166
AST Parametric Emerging Markets Equity Portfolio	14,829,403	118,486,929
AST PIMCO Limited Maturity Bond Portfolio	7,391,993	77,024,564
AST PIMCO Total Return Bond Portfolio	72,507,006	873,709,418
AST Prudential Core Bond Portfolio	47,756,347	498,576,258
AST Small-Cap Growth Portfolio*	2,776,132	58,382,049
AST Small-Cap Value Portfolio	5,125,489	69,962,927
AST T. Rowe Price Equity Income Portfolio	42,847,756	376,203,293
AST T. Rowe Price Global Bond Portfolio	23,137	249,885
AST T. Rowe Price Large-Cap Growth Portfolio*	30,448,079	413,484,910
AST T. Rowe Price Natural Resources Portfolio	2,000,917	35,956,484
AST Western Asset Core Plus Bond Portfolio	48,123,877	499,044,600

TOTAL LONG-TERM INVESTMENTS (cost $7,011,115,384)(w)		7,117,013,575

SHORT-TERM INVESTMENTS — 5.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $377,953,602)(w)(Note 4)	377,953,602	377,953,602

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bill (cost $15,997,120)
0.080%	09/20/12	$16,000	$15,997,424

TOTAL SHORT-TERM INVESTMENTS (cost $393,950,722)			393,951,026

TOTAL INVESTMENTS — 99.9% (cost $7,405,066,106)			7,510,964,601
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%			5,964,357

NET ASSETS — 100.0%			$7,516,928,958

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
952	10 Year U.S. Treasury Notes	Sep. 2012	$127,496,735	$126,973,000	$(523,735)
219	CAC40 10 Euro	Jul. 2012	8,520,163	8,846,470	326,307
43	DAX Index.	Sep. 2012	8,481,093	8,722,301	241,208
149	FTSE 100 Index.	Sep. 2012	12,730,056	12,888,240	158,184
254	Russell 2000 Mini	Sep. 2012	19,137,580	20,203,160	1,065,580
478	S&P 500	Sep. 2012	156,979,014	162,089,800	5,110,786
137	TOPIX Index	Sep. 2012	12,248,640	13,179,833	931,193

					$7,309,523

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,494,967,177	$—	$—
U.S. Treasury Obligation	—	15,997,424	—
Other Financial Instruments*
Futures	7,309,523	—	—

Total	$7,502,276,700	$15,997,424	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Core Bonds	34.2%
Large/Mid-Cap Growth	27.6
Large/Mid-Cap Value	15.2
Money Market	5.9
International Value	4.9
International Growth	4.8
High Yield	2.4
Emerging Markets	1.6
Small-Cap Value	1.3
Small-Cap Growth	1.3
Sector	0.5
U.S. Treasury Obligation	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker-variation margin	$523,735	*
Equity contracts	Due from broker-variation margin	7,833,258	*	—	—

Total		$7,833,258			$523,735

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,482,315
Equity contracts	11,508,875

Total	$15,991,190

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,052,706)
Equity contracts	5,465,512

Total	$3,412,806

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $338,779,677.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $7,389,068,986)	$7,494,967,177
Unaffiliated investments (cost $15,997,120)	15,997,424
Deposit with broker	1,107,935
Receivable for fund share sold	12,089,466
Due from broker-variation margin	5,248,018
Dividends and interest receivable	54,852
Prepaid expenses	360

Total Assets	7,529,465,232

LIABILITIES:
Payable for investments purchased	10,826,096
Due to broker	1,117,397
Advisory fees payable	342,108
Accrued expenses and other liabilities	249,053
Payable for fund share repurchased	633
Deferred trustees’ fees	495
Affiliated transfer agent fee payable	492

Total Liabilities	12,536,274

NET ASSETS	$7,516,928,958

Net assets were comprised of:
Paid-in capital.	$7,145,262,844
Retained earnings	371,666,114

Net assets, June 30, 2012	$7,516,928,958

Net asset value and redemption price per share, $7,516,928,958 / 680,159,503 outstanding shares of beneficial interest	$11.05

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$96,156,825
Unaffiliated interest income	4,388

96,161,213

EXPENSES
Advisory fees	5,640,386
Custodian and accounting fees	290,000
Trustees’ fees	40,000
Legal fees and expenses	12,000
Commitment fee on syndicated credit agreement	11,000
Audit fee	10,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Insurance expenses	2,000
Miscellaneous	7,060

Total expenses	6,020,446
Less: advisory fee waivers and/or expense reimbursement	(127,392)

Net expenses	5,893,054

NET INVESTMENT INCOME	90,268,159

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $108,818,361)	108,818,361
Net capital gain distribution received (including affiliated $43,909,496)	43,909,496
Futures transactions	15,991,190
Foreign currency transactions	24,588

168,743,635

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $112,493,707)	112,494,428
Futures	3,412,806
Foreign currencies	(3,508)

115,903,726

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	284,647,361

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$374,915,520

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$90,268,159	$74,212,110
Net realized gain on investment and foreign currency transactions	168,743,635	486,617,297
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	115,903,726	(785,097,725)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	374,915,520	(224,268,318)

DISTRIBUTIONS	(312,222,168)	(44,246,873)

FUND SHARE TRANSACTIONS:
Fund share sold [138,533,881 and 261,543,499 shares, respectively]	1,579,886,868	2,872,403,926
Fund share issued in reinvestment of distributions [28,723,290 and 3,947,089 shares, respectively]	312,222,168	44,246,873
Fund share repurchased [78,082,337 and 294,562,670 shares, respectively]	(885,283,723)	(3,088,528,299)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,006,825,313	(171,877,500)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,069,518,665	(440,392,691)
NET ASSETS:
Beginning of period	6,447,410,293	6,887,802,984

End of period	$7,516,928,958	$6,447,410,293

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.8%
AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	60,237,311	$531,895,454
AST Federated Aggressive Growth Portfolio*	5,235,180	48,477,770
AST Goldman Sachs Concentrated Growth Portfolio	7,057,017	204,724,051
AST Goldman Sachs Large-Cap Value Portfolio	11,323,512	181,402,657
AST Goldman Sachs Mid-Cap Growth Portfolio	5,165,706	25,311,957
AST Goldman Sachs Small-Cap Value Portfolio	3,301,801	36,749,041
AST High Yield Portfolio	15,547,685	111,165,947
AST International Growth Portfolio	42,712,529	444,637,431
AST International Value Portfolio	33,196,072	449,474,809
AST Jennison Large-Cap Growth Portfolio*	37,452,980	503,742,586
AST Jennison Large-Cap Value Portfolio	24,185,880	277,653,900
AST Large-Cap Value Portfolio	27,648,280	362,468,953
AST Lord Abbett Core Fixed-Income Portfolio	20,483,082	229,615,352
AST Marsico Capital Growth Portfolio	24,474,898	504,427,643
AST MFS Growth Portfolio*	29,396,704	305,137,789
AST Mid-Cap Value Portfolio	4,607,047	56,528,469
AST Money Market Portfolio	35,452,034	35,452,034
AST Neuberger Berman Core Bond Portfolio	14,841,810	153,909,566
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,578,972	37,374,258
AST Parametric Emerging Markets Equity Portfolio	18,239,851	145,736,413
AST PIMCO Limited Maturity Bond Portfolio	4,568,117	47,599,774
AST PIMCO Total Return Bond Portfolio	44,807,168	539,926,371
AST Prudential Core Bond Portfolio	29,529,667	308,289,722
AST Small-Cap Growth Portfolio*	3,432,877	72,193,402
AST Small-Cap Value Portfolio	6,337,866	86,511,871
AST T. Rowe Price Equity Income Portfolio	52,640,969	462,187,708
AST T. Rowe Price Global Bond Portfolio	79,281	856,230
AST T. Rowe Price Large-Cap Growth Portfolio*	37,449,703	508,566,969
AST T. Rowe Price Natural Resources Portfolio	2,475,471	44,484,217
AST Western Asset Core Plus Bond Portfolio	29,738,951	308,392,925

TOTAL LONG-TERM INVESTMENTS (cost $6,967,662,263)(w)		7,024,895,269

		Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $362,084,915)(w)(Note 4)		362,084,915	$362,084,915

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bill (cost $18,996,580)
0.080%	09/20/12	$19,000	18,996,941

TOTAL SHORT-TERM INVESTMENTS (cost $381,081,495)			381,081,856

TOTAL INVESTMENTS — 99.9% (cost $7,348,743,758)			7,405,977,125
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%			8,090,609

NET ASSETS — 100.0%			$7,414,067,734

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
528	10 Year U.S. Treasury Notes	Sep. 2012	$70,464,782	$70,422,000	$(42,782)
397	CAC40 10 Euro	Jul. 2012	15,384,350	16,036,750	652,400
62	DAX Index	Sep. 2012	12,199,488	12,576,341	376,853
187	FTSE 100 Index	Sep. 2012	15,956,901	16,175,175	218,274
332	Russell 2000 Mini	Sep. 2012	25,109,251	26,407,280	1,298,029
566	S&P 500	Sep. 2012	186,518,661	191,930,600	5,411,939
160	TOPIX Index	Sep. 2012	14,443,923	15,392,506	948,583

					$8,863,296

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,386,980,184	$—	$—
U.S. Treasury Obligation	—	18,996,941	—
Other Financial Instruments*
Futures	8,863,296	—	—

Total	$7,395,843,480	$18,996,941	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Large/Mid-Cap Growth	34.4%
Core Bonds	21.4
Large/Mid-Cap Value	19.0
International Value	6.1
International Growth	6.0
Money Market	5.4
Emerging Markets	2.0

Small-Cap Value	1.7%
Small-Cap Growth	1.6
High Yield	1.5
Sector	0.6
U.S. Treasury Obligation	0.2

99.9

Other assets in excess of liabilities	0.1
100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker-variation margin	$42,782	*
Equity contracts	Due from broker-variation margin	8,906,078	*	—	—

Total		$8,906,078			$42,782

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$2,618,076
Equity contracts	16,070,645

Total	$18,688,721

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(933,029)
Equity contracts	5,895,737

Total	$4,962,708

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $347,621,136.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $7,329,747,178)	$7,386,980,184
Unaffiliated investments (cost $18,996,580)	18,996,941
Deposit with broker	1,386,752
Receivable for fund share sold	16,324,006
Due from broker-variation margin	6,963,987
Dividends and interest receivable	46,804
Prepaid expenses	416

Total Assets	7,430,699,090

LIABILITIES:
Payable for investments purchased	14,618,144
Due to broker	1,400,893
Advisory fees payable	333,205
Accrued expenses and other liabilities	278,420
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	202

Total Liabilities	16,631,356

NET ASSETS	$7,414,067,734

Net assets were comprised of:
Paid-in capital	$7,635,284,823
Retained earnings	(221,217,089)

Net assets, June 30, 2012	$7,414,067,734

Net asset value and redemption price per share, $7,414,067,734 / 693,938,769 outstanding shares of beneficial interest	$10.68

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$81,779,111
Unaffiliated interest income	3,814

81,782,925

EXPENSES
Advisory fees	5,831,694
Custodian and accounting fees	295,000
Trustees’ fees	45,000
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	12,000
Audit fee	10,000
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Insurance expenses	2,000
Miscellaneous	10,929

Total expenses	6,227,623
Less: advisory fee waivers and/or expense reimbursement	(140,146)

Net expenses	6,087,477

NET INVESTMENT INCOME	75,695,448

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $150,410,808)	150,410,808
Net capital gain distribution received (including affiliated $29,345,169)	29,345,169
Futures transactions	18,688,721
Foreign currency transactions	(31,052)

198,413,646

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $115,230,515)	115,233,284
Futures	4,962,708
Foreign currencies	(6,951)

120,189,041

NET GAIN ON INVESTMENTS	318,602,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$394,298,135

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$75,695,448	$66,423,756
Net realized gain on investment and foreign currency transactions	198,413,646	658,781,625
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	120,189,041	(1,152,885,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	394,298,135	(427,679,955)

DISTRIBUTIONS	(66,543,421)	(39,155,041)

FUND SHARE TRANSACTIONS:
Fund share sold [181,269,500 and 336,985,802 shares, respectively]	1,949,781,106	3,449,625,706
Fund share issued in reinvestment of distributions [6,349,563 and 3,729,052 shares, respectively]	66,543,421	39,155,041
Fund share repurchased [140,124,367 and 462,747,279 shares, respectively]	(1,486,127,143)	(4,490,641,858)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS.	530,197,384	(1,001,861,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS	857,952,098	(1,468,696,107)
NET ASSETS:
Beginning of period	6,556,115,636	8,024,811,743

End of period	$7,414,067,734	$6,556,115,636

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 89.7%
AST BlackRock Value Portfolio	14,806,788	$130,743,942
AST Federated Aggressive Growth Portfolio*	7,083,805	65,596,031
AST Goldman Sachs Concentrated Growth Portfolio	1,632,406	47,356,094
AST Goldman Sachs Large-Cap Value Portfolio	2,772,957	44,422,769
AST Goldman Sachs Mid-Cap Growth Portfolio	1,151,368	5,641,704
AST International Growth Portfolio	11,434,236	119,030,392
AST International Value Portfolio	1,270,659	17,204,728
AST Jennison Large-Cap Growth Portfolio*	.8,380,934	112,723,558
AST Jennison Large-Cap Value Portfolio	5,516,435	63,328,673
AST Large-Cap Value Portfolio	7,005,783	91,845,816
AST Lord Abbett Core Fixed-Income Portfolio	9,046,493	101,411,187
AST Marsico Capital Growth Portfolio	5,486,743	113,081,781
AST MFS Growth Portfolio*	6,573,022	68,227,968
AST Mid-Cap Value Portfolio	1,186,884	14,563,072
AST Money Market Portfolio	608,479,245	608,479,245
AST Neuberger Berman Core Bond Portfolio	6,490,914	67,310,776
AST Neuberger Berman Mid-Cap Growth Portfolio*	339,119	8,026,957
AST PIMCO Total Return Bond Portfolio	19,960,019	240,518,226
AST Prudential Core Bond Portfolio	13,000,708	135,727,392
AST Small-Cap Growth Portfolio*	3,451,365	72,582,201
AST T. Rowe Price Equity Income Portfolio	.13,001,457	114,152,791
AST T. Rowe Price Large-Cap Growth Portfolio*	8,388,155	113,911,145
AST Western Asset Core Plus Bond Portfolio	13,161,150	136,481,123

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,461,526,397)(w)		2,492,367,571

EXCHANGE TRADED FUNDS — 10.0%
Energy Select Sector SPDR Fund(a)	520,760	34,562,841
iShares Dow Jones U.S. Healthcare Sector Index Fund	140,600	11,177,700
iShares FTSE China 25 Index Fund(a)	1,185,970	39,931,610
iShares iBoxx $ High Yield Corporate Bond Fund(a)	450,150	41,062,683
iShares MSCI Emerging Markets Index Fund	719,000	28,177,610
iShares MSCI Germany Index Fund(a)	1,416,000	28,036,800
iShares S&P Global Technology Sector Index Fund	169,490	10,974,478
SPDR S&P Bank ETF(a)	1,265,000	27,880,600
Technology Select Sector SPDR Fund	1,446,631	41,590,641
Vanguard Health Care ETF	201,626	13,890,015

TOTAL EXCHANGE TRADED FUNDS (cost $272,741,353)		277,284,978

TOTAL LONG-TERM INVESTMENTS (cost $2,734,267,750)		2,769,652,549

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 4.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $121,864,507; includes $111,311,699 of cash collateral for securities on loan)(b)(w)(Note 4)	121,864,507	$121,864,507

TOTAL INVESTMENTS — 104.1% (cost $2,856,132,257)		2,891,517,056
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.1)%		(112,593,933)

NET ASSETS — 100.0%		$2,778,923,123

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
iBoxx	Bond Market Indices
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $111,273,283; cash collateral of $111,311,699 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$2,614,232,078	$—	$—
Exchange Traded Funds	277,284,978	—	—

Total	$2,891,517,056	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Money Market (4.0% represents investments purchased with collateral from securities on loan)	26.3%
Core Bonds	24.5
Large/Mid-Cap Growth	21.0
Large/Mid-Cap Value	12.4

Exchange Traded Funds	10.0%
Small-Cap Growth	5.0
International Growth	4.3
International Value	0.6

104.1
Liabilities in excess of other assets	(4.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $111,273,283:
Affiliated investments (cost $2,583,390,904)	$2,614,132,078
Unaffiliated investments (cost $272,741,353)	277,384,978
Receivable for fund share sold	9,238,333
Receivable for investments sold	1,253,553
Dividends and interest receivable	38,346
Prepaid expenses	440

Total Assets	2,902,047,728

LIABILITIES:
Payable to broker for collateral for securities on Loan	111,311,699
Payable for investments purchased	11,429,244
Advisory fees payable	256,825
Accrued expenses and other liabilities	126,345
Affiliated transfer agent fee payable	492

Total Liabilities	123,124,605

NET ASSETS	$2,778,923,123

Net assets were comprised of:
Paid-in capital	$2,695,848,864
Retained earnings	83,074,259

Net assets, June 30, 2012	$2,778,923,123

Net asset value and redemption price per share, $2,778,923,123 / 285,869,256 outstanding shares of beneficial interest	$9.72

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$19,291,993
Unaffiliated dividend income	3,916,466
Affiliated income from securities lending, net	269,308
Unaffiliated interest income	7

23,477,774

EXPENSES
Advisory fees	4,034,278
Custodian and accounting fees	129,000
Loan interest expense (Note 7)	17,906
Trustees’ fees	16,000
Audit fee	12,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Insurance expenses	3,000
Miscellaneous	7,042

Total expenses	4,239,226
Less: advisory fee waivers and/or expense reimbursement	(1,270,169)

Net expenses	2,969,057

NET INVESTMENT INCOME	20,508,717

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $15,261,359)	18,456,516
Net capital gain distribution received (including affiliated $8,938,268)	8,938,268

27,394,784

Net change in unrealized appreciation (depreciation) on investments (including affiliated $53,395,108)	56,105,859

NET GAIN ON INVESTMENTS	83,500,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,009,360

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$20,508,717	$15,827,472
Net realized gain on investment transactions	27,394,784	74,544,024
Net change in unrealized appreciation (depreciation) on investments	56,105,859	(197,007,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,009,360	(106,635,983)

DISTRIBUTIONS	(90,554,817)	(43,447,541)

FUND SHARE TRANSACTIONS:
Fund share sold [89,748,855 and 163,474,287 shares, respectively]	897,010,523	1,590,467,781
Fund share issued in reinvestment of distributions [9,452,486 and 4,406,444 shares, respectively]	90,554,817	43,447,541
Fund share repurchased [42,207,284 and 137,280,161 shares, respectively]	(418,612,322)	(1,261,875,143)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	568,953,018	372,040,179

TOTAL INCREASE IN NET ASSETS	582,407,561	221,956,655
NET ASSETS:
Beginning of period	2,196,515,562	1,974,558,907

End of period	$2,778,923,123	$2,196,515,562

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 93.5%
COMMON STOCKS — 62.3%
Advertising
WPP PLC (United Kingdom)	40,213	$488,175

Aerospace & Defense — 1.4%
BE Aerospace, Inc.*	37,190	1,623,715
Boeing Co. (The)	72,850	5,412,755
Embraer SA (Brazil)	31,100	204,701
M/A-COM Technology Solutions Holdings, Inc.*	87,390	1,616,715
Rolls-Royce Holdings PLC (United Kingdom)*	74,400	1,002,742
Safran SA (France)	10,230	379,907
Triumph Group, Inc.	23,760	1,336,975
United Technologies Corp.	80,770	6,100,558

		17,678,068

Airlines — 0.2%
China Southern Airlines Co. Ltd. (China) (Class H Stock)	396,000	175,751
Copa Holdings SA (Panama) (Class A Stock)	25,100	2,070,248

		2,245,999

Apparel & Textile — 1.0%
Christian Dior SA (France)	2,330	320,439
Coach, Inc.	51,990	3,040,375
Hanesbrands, Inc.*(a)	82,390	2,284,675
Ralph Lauren Corp.	19,280	2,700,357
Toray Industries, Inc. (Japan)	15,000	102,283
VF Corp.	30,340	4,048,873
Yue Yuen Industrial Holdings Ltd. (Bermuda)	33,000	103,754

		12,600,756

Auto Parts & Equipment — 0.5%
Aisin Seiki Co. Ltd. (Japan)	11,700	391,106
BorgWarner, Inc.*	26,950	1,767,650
Bridgestone Corp. (Japan)	25,500	585,585
Commercial Vehicle Group, Inc.*	73,830	636,415
NHK Spring Co. Ltd. (Japan)	13,700	147,944
Nokian Renkaat OYJ (Finland)	7,300	277,307
Sumitomo Rubber Industries Ltd. (Japan)	13,200	171,929
TRW Automotive Holdings Corp.*	52,670	1,936,149

		5,914,085

Automobile Manufacturers — 0.5%
Bayerische Motoren Werke AG (Germany)	13,519	978,343
Daihatsu Motor Co. Ltd. (Japan)	17,000	297,622
Fiat Industrial SpA (Italy)	58,000	570,897
Fuji Heavy Industries Ltd. (Japan)	27,000	218,756
Hino Motors Ltd. (Japan)	11,000	79,616
Honda Motor Co. Ltd. (Japan)	38,800	1,353,947
Hyundai Motor Co. (South Korea)	4,592	942,712
Kia Motors Corp. (South Korea)	6,800	448,186
Nissan Motor Co. Ltd. (Japan)	34,600	328,552
Toyota Motor Corp. (Japan)	31,500	1,271,410

		6,490,041

Banks — 4.3%
Australia & New Zealand Banking Group Ltd. (Australia)	21,282	484,806

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Banks (continued)
Axis Bank Ltd. (India)	20,800	$382,669
Banco Bilbao Vizcaya Argentaria SA (Spain)	113,647	811,595
BanColombia SA (Colombia), ADR	8,026	496,328
Bangkok Bank PCL (Thailand)	55,300	363,649
Bank Mandiri Persero Tbk PT (Indonesia)	681,000	528,406
Bank of Baroda (India)	8,300	109,551
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	802,500	549,636
Barclays PLC (United Kingdom)	296,523	757,689
BNP Paribas SA (France)	27,649	1,066,002
BOC Hong Kong Holdings Ltd. (Hong Kong)	44,500	136,991
Capital One Financial Corp.	115,460	6,311,044
China Construction Bank Corp. (China) (Class H Stock)	1,114,000	769,634
Comerica, Inc.	131,920	4,051,263
Commonwealth Bank of Australia (Australia)	13,639	746,935
Danske Bank A/S (Denmark)*	20,554	285,792
DBS Group Holdings Ltd. (Singapore)	55,000	607,513
FirstMerit Corp.	162,060	2,677,231
FirstRand Ltd. (South Africa)	96,400	312,032
Guaranty Trust Bank PLC (Nigeria), GDR	19,030	87,696
HDFC Bank Ltd. (India)	38,100	388,060
HSBC Holdings PLC (United Kingdom), (XHKG)	10,000	88,471
HSBC Holdings PLC (United Kingdom), (XLON)	187,231	1,649,845
Huntington Bancshares, Inc.(a)	611,410	3,913,024
IBERIABANK Corp.	46,390	2,340,376
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	401,000	224,796
Intesa Sanpaolo SpA (Italy)	466,901	664,517
JPMorgan Chase & Co.	230,450	8,233,978
Kasikornbank PCL (Thailand)	45,300	237,716
KBC Groep NV (Belgium)	8,112	171,548
KeyCorp	742,840	5,749,582
Komercni Banka A/S (Czech Republic)	970	169,218
Lloyds Banking Group PLC (United Kingdom)*	2,133,800	1,042,378
Mitsubishi UFJ Financial Group, Inc. (Japan)	254,500	1,219,279
National Australia Bank Ltd. (Australia)	43,962	1,070,808
Regions Financial Corp.	260,720	1,759,860
Sberbank of Russia (Russia), ADR	62,756	679,020
Societe Generale SA (France)*	3,698	86,717
Standard Chartered PLC (United Kingdom)	17,832	387,363
Sumitomo Mitsui Financial Group, Inc. (Japan)	38,000	1,255,327
Swedbank AB (Sweden) (Class A Stock)	52,700	830,234
UBS AG (Switzerland)*	111,800	1,308,303
UniCredit SpA (Italy)*	35,400	134,223
Westpac Banking Corp. (Australia)	32,678	713,564
Wing Hang Bank Ltd. (Hong Kong)	7,000	68,066

		55,922,735

Beverages — 1.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	6,400	81,952
Anheuser-Busch InBev NV (Belgium)	17,306	1,364,429
Asahi Group Holdings Ltd. (Japan)	3,200	68,750
Coca-Cola Amatil Ltd. (Australia)	3,862	53,073

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	400	$5,238
Diageo PLC (United Kingdom)	47,772	1,231,320
Embotelladoras Arca SAB de CV (Mexico)	17,900	103,860
Grupo Modelo SAB de CV (Mexico) (Class C Stock)	31,000	274,219
PepsiCo, Inc.	131,520	9,293,203
Pernod-Ricard SA (France)	8,680	928,173
Tibet 5100 Water Resources Holdings Ltd. (Hong Kong)	116,000	22,308
Treasury Wine Estates Ltd. (Australia)	46,960	210,424
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)*	30,000	171,428

		13,808,377

Biotechnology — 1.4%
Amarin Corp. PLC (United Kingdom), ADR*(a)	92,700	1,340,442
Amgen, Inc.	68,770	5,022,961
Biogen Idec, Inc.*	32,700	4,721,226
Gilead Sciences, Inc.*	112,360	5,761,821
Momenta Pharmaceuticals, Inc.*	20,830	281,622
Spectrum Pharmaceuticals, Inc.*(a)	70,010	1,089,356

		18,217,428

Building Materials — 0.2%
Cemex SAB de CV (Mexico)*	436,592	293,904
Cemex SAB de CV (Mexico), ADR*	17,097	115,063
China Shanshui Cement Group Ltd. (Cayman Islands)	307,000	211,799
Daiwa House Industry Co. Ltd. (Japan)	6,000	85,109
Fortune Brands Home & Security, Inc.*(a)	15,710	349,862
HeidelbergCement AG (Germany)	10,740	515,622
JS Group Corp. (Japan)	15,000	316,563
Martin Marietta Materials, Inc.	15,280	1,204,370
Wienerberger AG (Austria)	15,200	143,140
Yuanda China Holdings Ltd. (Cayman Islands)	28,000	3,109

		3,238,541

Building Products
China Resources Cement Holdings Ltd. (Cayman Islands)	340,000	199,505

Chemicals — 1.8%
Air Water, Inc. (Japan)	2,000	24,250
Airgas, Inc.	13,090	1,099,691
Ashland, Inc.	19,520	1,352,931
AZ Electronic Materials SA (Luxembourg)	36,900	166,053
BASF SE (Germany)	18,290	1,271,787
Bayer AG (Germany)	12,187	878,189
CF Industries Holdings, Inc.	14,030	2,718,172
Croda International PLC (United Kingdom)	7,700	273,582
Ecolab, Inc.	46,480	3,185,274
Formosa Plastics Corp. (Taiwan)	66,000	177,866
Incitec Pivot Ltd. (Australia)	149,401	441,380
Innospec, Inc.*	29,320	868,165
JSR Corp. (Japan)	7,300	126,667
Koninklijke DSM NV (Netherlands)	3,600	177,479
Lanxess AG (Germany)	10,200	645,504
LG Chem Ltd. (South Korea)	911	235,836

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Chemicals (continued)
Lonza Group AG (Switzerland)*	8,047	$334,797
LyondellBasell Industries NV (Netherlands) (Class A Stock)	54,400	2,190,688
Mitsubishi Gas Chemical Co., Inc. (Japan)	58,000	329,730
Nippon Shokubai Co. Ltd. (Japan)	4,000	48,408
Nitto Denko Corp. (Japan)	1,700	72,836
PPG Industries, Inc.	17,630	1,870,896
Praxair, Inc.	24,120	2,622,568
PTT Global Chemical PCL (Thailand)	67,800	118,479
Rockwood Holdings, Inc.	22,830	1,012,510
Shin-Etsu Chemical Co. Ltd. (Japan)	10,700	589,228
Sumitomo Bakelite Co. Ltd. (Japan)	10,000	46,769
Syngenta AG (Switzerland)	1,730	592,223
Yara International ASA (Norway)	4,000	175,047

		23,647,005

Commercial Services — 0.4%
Adecco SA (Switzerland)*	8,053	358,115
Brambles Ltd. (Australia)	21,606	137,032
Chemed Corp.(a)	9,300	562,092
Experian PLC (United Kingdom)	28,400	400,671
Genpact Ltd. (Bermuda)*	110,700	1,840,941
Multi-Color Corp.	22,410	498,398
Park24 Co. Ltd. (Japan)	9,900	146,205
Qualicorp SA (Brazil)*	19,200	166,237
Randstad Holding NV (Netherlands)	10,700	315,511
Transurban Group (Australia)	21,704	126,773

		4,551,975

Computers — 2.8%
Accenture PLC (Ireland) (Class A Stock)	50,700	3,046,563
Apple, Inc.*	37,230	21,742,320
Asustek Computer, Inc. (Taiwan)	30,000	275,750
Cognizant Technology Solutions Corp. (Class A Stock)*	65,930	3,955,800
Hewlett-Packard Co.	225,360	4,531,990
Lenovo Group Ltd. (Hong Kong)	480,000	409,599
NCR Corp.*	82,900	1,884,317
TDK Corp. (Japan)	8,200	333,809

		36,180,148

Construction & Engineering — 0.3%
Aveng Ltd. (South Africa)	20,900	91,571
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)	12,000	72,646
China Railway Construction Corp. Ltd. (China) (Class H Stock)	442,500	370,994
Chiyoda Corp. (Japan)	13,000	159,280
Daelim Industrial Co. Ltd. (South Korea)	3,000	239,794
JGC Corp. (Japan)	9,000	260,922
KBR, Inc.	89,500	2,211,545
Larsen & Toubro Ltd. (India)	11,400	287,924
Vinci SA (France)	9,060	423,421
WorleyParsons Ltd. (Australia)	2,688	69,798

		4,187,895

Consumer Products & Services — 0.2%
Procter & Gamble Co. (The)	47,890	2,933,262

Containers & Packaging — 0.1%
Nampak Ltd. (South Africa)	44,800	137,212

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Containers & Packaging (continued)
Rock-Tenn Co. (Class A Stock)	13,100	$714,605

		851,817

Cosmetics/Personal Care — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	40,100	2,170,212
LG Household & Health Care Ltd. (South Korea)	900	485,567

		2,655,779

Distribution/Wholesale — 0.3%
Aygaz AS (Turkey)	22,900	96,402
Fossil, Inc.*(a)	14,540	1,112,892
ITOCHU Corp. (Japan)	19,100	200,754
Marubeni Corp. (Japan)	11,000	73,292
Mitsubishi Corp. (Japan)	30,400	614,515
Samsung C&T Corp. (South Korea)	2,700	155,942
Sumitomo Corp. (Japan)	29,000	405,762
WESCO International, Inc.*(a)	18,410	1,059,496

		3,719,055

Diversified Financial Services — 2.3%
Aeon Credit Service Co. Ltd. (Japan)	5,500	102,023
African Bank Investments Ltd. (South Africa)	56,900	253,255
ASX Ltd. (Australia)	3,986	122,354
BM&FBOVESPA SA (Brazil)	15,900	80,193
CME Group, Inc.	12,970	3,477,387
COSCO Pacific Ltd. (Bermuda)	304,000	417,118
DFC Global Corp.*	166,270	3,064,356
FXCM, Inc. (Class A Stock)	96,440	1,134,134
Infrastructure Development Finance Co. Ltd. (India)	43,500	107,328
Interactive Brokers Group, Inc. (Class A Stock)	136,120	2,003,686
Invesco Ltd. (Bermuda)	368,300	8,323,580
Macquarie Group Ltd. (Australia)	15,482	418,074
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	3,770	156,816
ORIX Corp. (Japan)	7,830	729,723
Partners Group Holding AG (Switzerland)	1,130	200,973
Redecard SA (Brazil)	6,100	99,768
Shinhan Financial Group Co. Ltd. (South Korea)	8,700	305,001
Shriram Transport Finance Co. Ltd. (India)	23,100	220,354
TD Ameritrade Holding Corp.(a)	161,070	2,738,190
Visa, Inc. (Class A Stock)	50,440	6,235,897

		30,190,210

Electric Utilities — 2.2%
Dominion Resources, Inc.	82,260	4,442,040
Edison International	133,020	6,145,524
Enel SpA (Italy)	127,164	410,595
Fortum Oyj (Finland)	15,600	296,251
GDF Suez (France)	10,840	258,511
IBERDROLA SA (Spain)	102,900	485,815
ITC Holdings Corp.	63,320	4,363,382
Kansai Electric Power Co., Inc. (The) (Japan)	31,100	372,967
Northeast Utilities	41,920	1,626,915
OGE Energy Corp.	36,690	1,900,175
Portland General Electric Co.(a)	44,230	1,179,172

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electric Utilities (continued)
Power Assets Holdings Ltd. (Hong Kong)	88,500	$664,121
PPL Corp.	162,650	4,523,296
Red Electrica Corp. SA (Spain)	5,200	226,957
RWE AG (Germany)	9,940	406,493
SP AusNet (Australia)	4,889	5,124
Spark Infrastructure Group (Australia)	37,092	58,155
UIL Holdings Corp.	41,570	1,490,700

		28,856,193

Electronic Components & Equipment — 0.5%
AMETEK, Inc.	69,950	3,491,204
Hitachi Ltd. (Japan)	143,000	881,715
Mitsubishi Electric Corp. (Japan)	11,000	92,031
Murata Manufacturing Co. Ltd. (Japan)	2,600	136,762
Schneider Electric SA (France)	17,742	986,168
Taiyo Yuden Co. Ltd. (Japan)	32,200	316,634
Toshiba Corp. (Japan)	101,000	384,442

		6,288,956

Entertainment & Leisure — 0.4%
Amer Sports Oyj (Finland)	22,300	254,294
Bajaj Auto Ltd. (India)	6,300	178,802
Penn National Gaming, Inc.*(a)	44,550	1,986,484
Regal Entertainment Group (Class A Stock)(a)	161,860	2,227,194

		4,646,774

Environmental Control — 0.2%
Republic Services, Inc.	22,500	595,350
Waste Connections, Inc.	48,210	1,442,443

		2,037,793

Foods — 1.2%
Compass Group PLC (United Kingdom)	20,000	209,940
Dairy Crest Group PLC (United Kingdom)	86,111	446,064
Danone SA (France)	1,970	122,429
Flowers Foods, Inc.	62,100	1,442,583
J.M. Smucker Co. (The)(a)	25,510	1,926,515
Kraft Foods, Inc. (Class A Stock)	143,730	5,550,853
Nestle SA (Switzerland)	44,506	2,656,024
Orion Corp. (South Korea)	424	351,239
Tesco PLC (United Kingdom)	155,500	755,701
Tiger Brands Ltd. (South Africa)	6,000	180,229
Unilever NV (Netherlands), CVA	6,800	227,158
Unilever PLC (United Kingdom)	4,000	134,295
United Natural Foods, Inc.*	19,030	1,043,986

		15,047,016

Hand/Machine Tools — 0.1%
Makita Corp. (Japan)	1,100	38,587
Regal-Beloit Corp.	15,660	974,992
Sandvik AB (Sweden)	50,500	647,649

		1,661,228

Healthcare Products — 1.5%
Aspen Pharmacare Holdings Ltd. (South Africa)*	18,700	288,160
C.R. Bard, Inc.	32,150	3,454,196
Edwards Lifesciences Corp.*(a)	33,180	3,427,494
Genomic Health, Inc.*	7,870	262,858
Hanger, Inc.*	77,020	1,974,793

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Products (continued)
Hengan International Group Co. Ltd. (Cayman Islands)	29,000	$282,494
Hospira, Inc.*	43,470	1,520,581
MAKO Surgical Corp.*(a)	19,670	503,749
Nakanishi, Inc. (Japan)	2,300	233,771
NuVasive, Inc.*	37,630	954,297
Patterson Cos., Inc.	32,700	1,127,169
QIAGEN NV (Netherlands)*	37,600	627,920
Sirona Dental Systems, Inc.*	11,930	536,969
Sysmex Corp. (Japan)	2,900	114,689
Techne Corp.	14,520	1,077,384
Varian Medical Systems, Inc.*	32,400	1,968,948
Wright Medical Group, Inc.*	46,670	996,404

		19,351,876

Healthcare Services — 0.5%
Fresenius Medical Care AG & Co. KGaA (Germany)	5,540	391,281
MEDNAX, Inc.*	9,040	619,602
UnitedHealth Group, Inc.	77,860	4,554,810
Universal Health Services, Inc. (Class B Stock)	17,310	747,100

		6,312,793

Holding Companies — 0.1%
GEA Group AG (Germany)	11,339	302,217
Hutchison Whampoa Ltd. (Hong Kong)	18,000	156,130
IJM Corp. Bhd (Malaysia)	155,000	246,682
Keppel Corp. Ltd. (Singapore)	75,300	616,897
Siam Cement PCL (The) (Thailand)	6,100	69,985
Wharf Holdings Ltd. (The) (Hong Kong)	23,000	127,902

		1,519,813

Home Furnishings
Pioneer Corp. (Japan)*	21,100	74,669
Steinhoff International Holdings Ltd. (South Africa)*	93,600	282,949

		357,618

Household Products — 0.1%
Reckitt Benckiser Group PLC (United Kingdom)	18,600	983,137
Samsonite International SA	63,300	105,745

		1,088,882

Industrial Products — 0.3%
Ingersoll-Rand PLC (Ireland)	78,400	3,306,912

Insurance — 2.5%
Aegon NV (Netherlands)*	134,756	624,944
AIA Group Ltd. (Hong Kong)	232,800	804,105
Allianz SE (Germany)	9,163	921,661
AMP Ltd. (Australia)	18,942	75,376
AXIS Capital Holdings Ltd. (Bermuda)	71,100	2,314,305
Berkshire Hathaway, Inc. (Class B Stock)*	102,250	8,520,492
ING Groep NV (Netherlands), CVA*	121,300	813,209
Korean Reinsurance Co. (South Korea)	12,416	121,715
Legal & General Group PLC (United Kingdom)	160,098	320,079
MetLife, Inc.	244,380	7,539,123
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	87,200	99,186

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
Ping An Insurance Group Co. (China) (Class H Stock)	51,500	$416,422
Platinum Underwriters Holdings Ltd. (Bermuda)	87,500	3,333,750
Prudential PLC (United Kingdom)	88,564	1,026,898
QBE Insurance Group Ltd. (Australia)	35,172	486,103
Reinsurance Group of America, Inc.	66,210	3,523,034
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	1,061	210,546
Sony Financial Holdings, Inc. (Japan)	6,500	106,091
Suncorp Group Ltd. (Australia)	8,703	72,723
Tokio Marine Holdings, Inc. (Japan)	27,300	685,042

		32,014,804

Internet — 1.7%
Amazon.com, Inc.*	26,130	5,966,786
Baidu, Inc. (Cayman Islands), ADR*	2,800	321,944
Cogent Communications Group, Inc.*	9,310	179,218
Google, Inc. (Class A Stock)*	14,610	8,474,823
Kakaku.com, Inc. (Japan)	2,200	74,654
NCSoft Corp. (South Korea)	749	179,685
priceline.com, Inc.*	5,620	3,734,602
Rakuten, Inc. (Japan)	20,900	216,078
Responsys, Inc.*	119,820	1,452,218
Sapient Corp.	117,570	1,183,930
SINA Corp. (China)*	2,600	134,706
Tencent Holdings Ltd. (Cayman Islands)	19,900	587,673

		22,506,317

Lodging — 0.2%
Hyatt Hotels Corp. (Class A Stock)*	48,800	1,813,408
Melco Crown Entertainment Ltd. (Cayman Islands), ADR*	21,500	247,680
Sands China Ltd. (Cayman Islands)	22,000	70,775
Whitbread PLC (United Kingdom)	6,669	212,041

		2,343,904

Machinery & Equipment — 1.1%
AGCO Corp.*	18,730	856,523
Alstom SA (France)	10,608	335,622
Caterpillar, Inc.	41,650	3,536,502
Cummins, Inc.	30,160	2,922,806
FANUC Corp. (Japan)	1,100	180,819
Flowserve Corp.	33,860	3,885,434
Kubota Corp. (Japan)	27,000	249,518
Mitsubishi Heavy Industries Ltd. (Japan)	41,000	166,672
Nabtesco Corp. (Japan)	1,800	40,147
Nordson Corp.	49,310	2,529,110
United Tractors Tbk PT (Indonesia)	38,500	88,583

		14,791,736

Manufacturing — 1.5%
Carlisle Cos., Inc.	63,830	3,384,267
Colfax Corp.*	79,510	2,192,091
Cookson Group PLC (United Kingdom)	26,800	247,990
Danaher Corp.	103,740	5,402,779
General Electric Co.	310,120	6,462,901
IMI PLC (United Kingdom)	15,100	197,267
Konica Minolta Holdings, Inc. (Japan)	29,000	228,461
Nikon Corp. (Japan)	4,200	127,851
Orkla ASA (Norway)	38,800	281,569

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Manufacturing (continued)
Siemens AG (Germany)	4,720	$396,609
Smiths Group PLC (United Kingdom)	18,600	295,393

		19,217,178

Media — 1.8%
Cablevision Systems Corp. (Class A Stock)(a)	120,940	1,607,293
Comcast Corp. (Class A Stock)	166,670	5,328,440
DIRECTV (Class A Stock)*	103,010	5,028,948
DISH Network Corp. (Class A Stock)	119,960	3,424,858
Fuji Media Holdings, Inc. (Japan)	198	340,372
Media Nusantara Citra Tbk PT (Indonesia)	904,000	192,619
Naspers Ltd. (South Africa) (Class N Stock)	5,900	315,133
Scripps Networks Interactive, Inc. (Class A Stock)	32,310	1,837,147
Viacom, Inc. (Class B Stock)	100,020	4,702,940

		22,777,750

Metals & Mining — 1.7%
African Minerals Ltd. (Bermuda)*	67,100	333,261
AngloGold Ashanti Ltd. (South Africa)	17,000	580,619
BHP Billiton Ltd. (Australia)	39,383	1,282,796
Catcher Technology Co. Ltd. (Taiwan)	83,000	560,214
Compass Minerals International, Inc.	11,510	877,983
First Quantum Minerals Ltd. (Canada)	10,100	179,493
Fortescue Metals Group Ltd. (Australia)	26,370	134,741
Freeport-McMoRan Copper & Gold, Inc.	67,780	2,309,265
Fresnillo PLC (United Kingdom)	1,700	38,940
Hitachi Metals Ltd. (Japan)	16,000	190,945
Iluka Resources Ltd. (Australia)	2,852	33,660
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	76,000	169,219
Kingsgate Consolidated Ltd. (Australia)	51,530	257,797
Kloeckner & Co. SE (Germany)*	20,037	205,462
Korea Zinc Co. Ltd. (South Korea)	1,034	351,749
MISUMI Group, Inc. (Japan)	6,300	148,461
Mongolian Mining Corp. (Cayman Islands)*	23,000	13,051
Newcrest Mining Ltd. (Australia)	8,159	189,869
Newmont Mining Corp.	38,670	1,875,882
NSK Ltd. (Japan)	74,000	479,482
POSCO (South Korea)	1,400	448,213
Precision Castparts Corp.	27,950	4,597,496
Reliance Steel & Aluminum Co.	21,940	1,107,970
Rio Tinto Ltd. (Australia)	4,618	271,108
Rio Tinto PLC (United Kingdom)	33,500	1,592,038
Royal Gold, Inc.	34,610	2,713,424
Ternium SA (Luxembourg), ADR	9,450	184,936
Umicore SA (Belgium)	6,987	323,045
Vallourec SA (France)	5,040	205,941
Walter Energy, Inc.	15,750	695,520
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	44,500	58,512

		22,411,092

Office Equipment & Supplies — 0.1%
Canon, Inc. (Japan)	16,600	662,515
Ricoh Co. Ltd. (Japan)	22,000	185,671

		848,186

Oil, Gas & Consumable Fuels — 5.8%
Apache Corp.	19,620	1,724,402

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Berry Petroleum Co. (Class A Stock)	21,750	$862,605
BG Group PLC (United Kingdom)	78,271	1,602,318
BG Group PLC (United Kingdom), ADR(a)	156,400	3,212,456
BP PLC (United Kingdom)	173,076	1,155,833
Cairn India Ltd. (India)*	27,300	151,660
Cameron International Corp.*	79,370	3,389,893
Centrica PLC (United Kingdom)	85,000	424,995
Chevron Corp.	84,530	8,917,915
China Oilfield Services Ltd. (China) (Class H Stock)	242,000	351,416
CNOOC Ltd. (Hong Kong)	299,000	602,820
Concho Resources, Inc.*	19,540	1,663,245
Denbury Resources, Inc.*	73,030	1,103,483
Eni SpA (Italy)	62,100	1,319,326
Ensco PLC (United Kingdom) (Class A Stock)	74,022	3,476,813
Exxon Mobil Corp.(a)	177,710	15,206,645
Forum Energy Technologies, Inc.*(a)	24,860	489,493
Gazprom OAO (Russia), ADR	51,790	492,005
Halliburton Co.	98,700	2,802,093
INPEX Corp. (Japan)	19	106,714
Kunlun Energy Co. Ltd. (Bermuda)	96,000	154,654
Lukoil OAO (Russia), ADR	3,060	171,605
Marathon Petroleum Corp.	95,515	4,290,534
MOL Hungarian Oil and Gas PLC (Hungary)*	2,920	211,471
National Grid PLC (United Kingdom)	17,900	189,704
National Oilwell Varco, Inc.	46,910	3,022,880
NovaTek OAO (Russia), GDR	3,100	311,894
Occidental Petroleum Corp.	55,350	4,747,370
OGX Petroleo e Gas Participacoes SA (Brazil)*	12,900	35,325
Oil Search Ltd. (Papua New Guinea)	40,440	275,459
Oil States International, Inc.*	16,760	1,109,512
Osaka Gas Co. Ltd. (Japan)	17,000	71,225
OYO Geospace Corp.*	5,370	483,246
PetroChina Co. Ltd. (China) (Class H Stock)	292,000	377,924
Petroleo Brasileiro SA (Brazil)	44,200	413,722
Pioneer Natural Resources Co.(a)	13,310	1,174,075
Reliance Industries Ltd. (India)	11,900	158,484
Rowan Cos. PLC (United Kingdom)*	36,190	1,170,023
Royal Dutch Shell PLC (United Kingdom), ADR	28,500	1,921,755
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XEQT)	25,606	864,222
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XLON)	49,272	1,660,115
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	24,404	852,276
Saipem SpA (Italy)	8,324	370,704
Santos Ltd. (Australia)	10,042	110,598
Snam SpA (Italy)	51,000	228,487
Total SA (France)	25,820	1,162,133
Transocean Ltd. (Switzerland)	6,580	295,071

		74,890,598

Paper & Forest Products
China Forestry Holdings Co. Ltd. (Cayman Islands)	878,000	25,419

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals — 3.4%
Acrux Ltd. (Australia)*	14,212	$61,661
Allergan, Inc.	36,880	3,413,982
BioMarin Pharmaceutical, Inc.*(a)	41,590	1,646,132
Dr. Reddy’s Laboratories Ltd. (India)	13,100	388,465
Express Scripts Holding Co.*	65,550	3,659,656
GlaxoSmithKline PLC (United Kingdom)	63,200	1,435,524
Kobayashi Pharmaceutical Co. Ltd. (Japan)	900	50,048
Mead Johnson Nutrition Co.	18,950	1,525,664
Medicis Pharmaceutical Corp. (Class A Stock)	109,170	3,728,155
Medivation, Inc.*	27,160	2,482,424
Mitsubishi Tanabe Pharma Corp. (Japan)	42,300	608,258
Novartis AG (Switzerland)	17,331	968,999
Novo Nordisk A/S (Denmark) (Class B Stock)	4,802	696,467
Onyx Pharmaceuticals, Inc.*	79,930	5,311,348
Par Pharmaceutical Cos., Inc.*	17,790	642,931
Pfizer, Inc.	366,490	8,429,270
Pozen, Inc.*	27,340	170,602
Roche Holding AG (Switzerland)	14,297	2,469,564
Sanofi (France)	23,397	1,771,176
Ship Healthcare Holdings, Inc. (Japan)	3,300	79,531
Swedish Orphan Biovitrum AB (Sweden)*	91,000	310,206
Theravance, Inc.*(a)	55,830	1,240,543
Valeant Pharmaceuticals International, Inc. (Canada)*	58,800	2,633,652
Vivus, Inc.*(a)	27,840	794,554

		44,518,812

Real Estate — 0.2%
Cheung Kong Holdings Ltd. (Hong Kong)	17,000	209,887
China Overseas Land & Investment Ltd. (Hong Kong)	112,000	263,762
China Vanke Co. Ltd. (China) (Class B Stock)*	178,930	235,886
Daito Trust Construction Co. Ltd. (Japan)	2,100	199,063
Global Logistic Properties Ltd. (Singapore)*	89,000	148,164
Mitsui Fudosan Co. Ltd. (Japan)	34,000	659,697
New World Development Co. Ltd. (Hong Kong)	464,041	546,805
Sino Land Co. Ltd. (Hong Kong)	26,000	39,480
Sun Hung Kai Properties Ltd. (Hong Kong)	6,000	71,334
Swire Properties Ltd. (Hong Kong)	36,000	108,414

		2,482,492

Real Estate Investment Trusts — 2.1%
American Campus Communities, Inc.	68,520	3,082,030
American Tower Corp.	58,490	4,089,036
Douglas Emmett, Inc.	199,880	4,617,228
Essex Property Trust, Inc.(a)	9,340	1,437,613
Extra Space Storage, Inc.	108,290	3,313,674
Kerry Properties Ltd. (Bermuda)	14,000	60,244
Post Properties, Inc.	71,140	3,482,303
Public Storage	32,970	4,761,198
Simon Property Group, Inc.	9,790	1,523,911
Stockland (Australia)	90,855	288,365
Unibail-Rodamco SE (France)	1,280	235,789
Westfield Group (Australia)	62,700	613,920

		27,505,311

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising — 4.1%
ABC-Mart, Inc. (Japan)	3,500	$130,955
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	6,019	330,502
CVS Caremark Corp.	289,390	13,523,195
Don Quijote Co. Ltd. (Japan)	3,300	113,653
Family Dollar Stores, Inc.	30,400	2,020,992
FamilyMart Co. Ltd. (Japan)	3,800	173,922
Fast Retailing Co. Ltd. (Japan)	400	80,037
Foschini Group Ltd. (The) (South Africa)	21,500	337,321
H2O Retailing Corp. (Japan)	7,000	70,160
Hennes & Mauritz AB (Sweden) (Class B Stock)	16,089	577,498
Home Depot, Inc. (The)	97,940	5,189,841
Inditex SA (Spain)	6,227	643,657
Kingfisher PLC (United Kingdom)	86,100	388,398
Lifestyle International Holdings Ltd. (Cayman Islands)	43,500	95,853
Macy’s, Inc.	101,040	3,470,724
Nitori Holdings Co. Ltd. (Japan)	700	66,191
Nu Skin Enterprises, Inc. (Class A Stock)	20,530	962,857
PetSmart, Inc.	33,850	2,307,893
PPR (France)	6,400	912,203
Raia Drogasil SA (Brazil)	19,200	192,143
Seven & I Holdings Co. Ltd. (Japan)	24,900	750,620
Sundrug Co. Ltd. (Japan)	1,400	45,587
Swatch Group AG (The) (Switzerland)	980	387,337
Urban Outfitters, Inc.*(a)	154,540	4,263,759
Vitamin Shoppe, Inc.*	35,430	1,946,170
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	72,800	194,774
Wal-Mart Stores, Inc.	123,600	8,617,392
Wesfarmers Ltd. (Australia)	6,033	185,706
Yamada Denki Co. Ltd. (Japan)	7,760	397,300
Yum! Brands, Inc.(a)	60,330	3,886,459

		52,263,099

Semiconductors — 2.1%
Advanced Semiconductor Engineering, Inc. (Taiwan)	372,000	305,371
Altera Corp.	63,890	2,162,038
ASML Holding NV (Netherlands)	9,400	482,748
Avago Technologies Ltd. (Singapore)	94,700	3,399,730
Broadcom Corp. (Class A Stock)*	130,800	4,421,040
Cirrus Logic, Inc.*	35,090	1,048,489
Infineon Technologies AG (Germany)	40,210	272,150
Maxim Integrated Products, Inc.	60,960	1,563,014
NXP Semiconductors NV (Netherlands)*	173,500	4,033,875
QUALCOMM, Inc.	114,190	6,358,099
Samsung Electronics Co. Ltd. (South Korea)	1,549	1,640,372
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	286,000	782,916
Tokyo Electron Ltd. (Japan)	800	37,516

		26,507,358

Software — 2.1%
Allscripts Healthcare Solutions, Inc.*	64,540	705,422
Amadeus IT Holding SA (Spain) (Class A Stock)	11,800	249,998
Ariba, Inc.*	31,200	1,396,512

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Software (continued)
Aspen Technology, Inc.*	57,320	$1,326,958
BMC Software, Inc.*	31,880	1,360,638
Check Point Software Technologies Ltd. (Israel)*	112,100	5,559,039
Citrix Systems, Inc.*	27,140	2,278,132
Compuware Corp.*	313,080	2,908,513
Konami Corp. (Japan)	13,100	296,831
Nexon Co. Ltd. (Japan)	4,800	93,967
Opnet Technologies, Inc.	36,360	966,812
Oracle Corp.	213,890	6,352,533
SAP AG (Germany)	9,859	583,806
VMware, Inc. (Class A Stock)*	35,490	3,231,010

		27,310,171

Telecommunications — 3.5%
Acme Packet, Inc.*(a)	72,470	1,351,566
ADTRAN, Inc.	128,490	3,879,113
Allot Communications Ltd. (Israel)*	56,000	1,560,160
America Movil SAB de CV (Mexico) (Class L Stock)	355,500	464,772
AT&T, Inc.	120,450	4,295,247
CenturyLink, Inc.(a)	97,548	3,852,171
China Telecom Corp. Ltd. (China) (Class H Stock)	336,000	147,486
China Unicom Hong Kong Ltd. (Hong Kong)	206,000	259,041
Deutsche Telekom AG (Germany)	51,900	568,796
Eutelsat Communications SA (France)	12,820	394,367
Far EasTone Telecommunications Co. Ltd. (Taiwan)	185,000	402,497
Foxconn International Holdings Ltd. (Cayman Islands)*	141,000	51,511
France Telecom SA (France)	41,810	549,735
Frontier Communications Corp.(a)	1,074,080	4,113,727
HKT Trust/HKT Ltd. (Hong Kong)	215,000	168,780
Juniper Networks, Inc.*	307,580	5,016,630
Magyar Telekom Telecommunications PLC (Hungary)	73,200	144,440
Maxis Bhd (Malaysia)	171,000	345,136
Mobile Telesystems OJSC (Russia), ADR	21,080	362,576
Motorola Solutions, Inc.	87,450	4,207,220
Netgear, Inc.*	55,130	1,902,536
NII Holdings, Inc.*(a)	96,410	986,274
Nippon Telegraph & Telephone Corp. (Japan)	8,900	415,012
PCCW Ltd. (Hong Kong)	973,000	358,843
SBA Communications Corp. (Class A Stock)*(a)	63,770	3,638,078
Singapore Telecommunications Ltd. (Singapore)	60,000	157,126
Sistema JSFC (Russia), GDR	8,190	125,690
Softbank Corp. (Japan)	18,800	699,805
Telecom Corp of New Zealand Ltd. (New Zealand)	58,222	110,860
Telecom Italia SpA (Italy)	280,300	276,977
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	9,366	85,696
Telefonica SA (Spain)	37,157	489,115
Telstra Corp. Ltd. (Australia)	41,661	157,850
Tim Participacoes SA (Brazil)	117,400	642,967

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications (continued)
Tower Bersama Infrastructure Tbk PT (Indonesia)*	988,000	$346,121
Vivendi SA (France)	24,806	460,918
Vodafone Group PLC (United Kingdom)	903,100	2,538,387

		45,527,226

Tobacco — 1.1%
Altria Group, Inc.	267,650	9,247,308
British American Tobacco PLC (United Kingdom)	32,100	1,631,959
Imperial Tobacco Group PLC (United Kingdom)	26,910	1,036,792
ITC Ltd. (India)	22,800	106,172
Japan Tobacco, Inc. (Japan)	40,500	1,199,839
Lorillard, Inc.	10,650	1,405,268

		14,627,338

Transportation — 1.0%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	39	255,744
Hitachi Transport System Ltd. (Japan)	9,300	171,979
SITC International Holdings Co. Ltd. (Cayman Islands)	1,007,000	267,591
Tidewater, Inc.	24,940	1,156,218
Union Pacific Corp.	36,490	4,353,622
United Parcel Service, Inc. (Class B Stock)	70,110	5,521,864
West Japan Railway Co. (Japan)	18,200	748,711

		12,475,729

Water — 0.2%
American Water Works Co., Inc.	49,750	1,705,430
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	18,600	704,735

		2,410,165

TOTAL COMMON STOCKS (cost $788,018,858)		803,651,395

EXCHANGE TRADED FUND — 0.2%
iShares MSCI Emerging Markets Index Fund (cost $2,590,559)	62,000	2,429,780

PREFERRED STOCKS — 0.2%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom), (PRFC C)*	13,345,400	20,901

Automobile Manufacturers — 0.1%
Volkswagen AG (Germany), (PRFC)	5,332	844,739

Banks
Banco Bradesco SA (Brazil), (PRFC)	15,500	229,895
Itau Unibanco Holding SA (Brazil), (PRFC)	24,100	336,812

		566,707

Beverages
Cia de Bebidas das Americas (Brazil), (PRFC)	6,000	229,783

Media
ProSiebenSat. 1 Media AG (Germany), (PRFC)	5,200	116,570

Metals & Mining — 0.1%
Vale SA (Brazil), (PRFC A)	32,000	622,474

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

PREFERRED STOCKS (continued)
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil), (PRFC)	28,600	$258,731

Transportation
Nordic American Tankers Ltd. (Bermuda), (PRFC)	32,400	439,668

TOTAL PREFERRED STOCKS (cost $3,400,430)		3,099,573

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES
Ally Master Owner Trust,
Series 2011-1, Class A2
2.150%	01/15/16	Aaa	$180	183,264
Series 2011-3, Class A2
1.810%	05/15/16	Aaa	230	233,372

TOTAL ASSET-BACKED SECURITIES (cost $409,968)				416,636

BANK LOANS(c) — 0.2%
Airlines — 0.1%
Delta Air Lines, Inc.,
Term Loan B1
5.500%	04/20/17	Ba2	646	641,700

Automobile Manufacturers — 0.1%
Chrysler Group LLC,
Term Loan B
6.000%	05/24/17	Ba2	353	355,247

Chemicals
Ascend Perfermance Material,
Term Loan B
6.750%	03/28/18	Ba3	110	106,524
Kronos Worldwide Term,
Term Loan
5.750%	06/11/18	Ba2	25	24,938

				131,462

Commercial Services & Supplies
International Lease Finance Corp.,
Term Loan 3
5.000%	06/30/17	B1	80	80,100

Computer Services & Software
First Data Corp.,
Term Loan
4.245%	03/24/18	B1	55	50,420

Insurance
Asurion Corp.,
Term Loan, PIK
11.000%	08/13/19	Ba3	95	97,232
Term Loan B
5.500%	05/24/12	Ba3	119	118,004

				215,236

Manufacturing
Colfax Corp.,
Term Loan B
4.500%	09/12/18	Ba3	70	69,476

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Metals & Mining
John Maneely Co.,
Term Loan
4.750%	04/01/17	B1	$30	$29,812

Oil, Gas & Consumable Fuels
Arch Coal, Inc.,
Term Loan B
5.750%	05/14/18	B1	35	34,281
Chesapeake Energy Corp.,
Term Loan
8.500%	12/02/17	Ba3	50	49,523

				83,804

Pipelines
Crestwood Holdings LLC,
Term Loan B
9.750%	03/30/18	Caa1	65	65,203

Restaurants
Energy Transfer Equtiy LP,
Term Loan B
3.750%	03/23/17	Ba1	95	92,829
Landrys Restaurants, Inc.,
Term Loan B
6.500%	04/16/18	B2	95	94,368

				187,197

TOTAL BANK LOANS (cost $1,874,090)				1,909,657

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2007-1, Class A4
5.451%	01/15/49	Aaa	500	565,718
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW15, Class A4
5.331%	02/11/44	Aaa	1,000	1,076,273
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.889%(c)	12/10/49	Aaa	1,000	1,154,564
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	1,000	1,132,029
Series 2007-CD4, Class A4
5.322%	12/11/49	Aaa	1,000	1,110,718
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%	12/10/46	Aaa	600	674,063
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	500	553,576
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%	12/10/49	Aa3	1,000	1,093,398
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444%	03/10/39	Aaa	1,200	1,331,195
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4
5.560%	11/10/39	Aaa	500	568,003

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class A4
5.429%	12/12/43	Aaa	$500	$559,598
Series 2007-LDPX, Class A3
5.420%	01/15/49	Aaa	500	559,435
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A4
5.424%	02/15/40	A+(d)	1,000	1,128,209
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%(c)	12/12/49	Aaa	500	553,973
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class A4
5.418%(c)	01/15/45	Aaa	310	344,580
Series 2007-C30, Class A5
5.342%	12/15/43	Aa3	900	971,196
Series 2007-C31, Class A4
5.509%	04/15/47	Aa2	1,000	1,094,427
Series 2007-C33, Class A4
5.900%(c)	02/15/51	Aaa	2,500	2,801,567
Series 2007-C33, Class A5
5.900%(c)	02/15/51	Aaa	1,000	1,110,989

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,107,020)				18,383,511

CORPORATE BONDS — 9.3%
Aerospace & Defense — 0.1%
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22	A2	349	365,704
4.500%	06/01/42	A2	349	383,343

				749,047

Agriculture — 0.1%
Reynolds American, Inc.,
Gtd. Notes
7.250%	06/15/37	Baa3	610	737,159

Airlines — 0.1%
Continental Airlines 2012-1 Class B Pass-Through Trusts,
Pass-Through Certificates
6.250%	10/22/21	Ba2	115	116,150
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15	Ba2	445	457,238
Delta Air Lines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
6.875%	05/07/19	Ba3	140	141,400
UAL 2009-2A Pass-Through Trust,
Pass-Through Certificates
9.750%	01/15/18	Baa2	167	189,937

				904,725

Apparel & Textile
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	385	405,212

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Apparel & Textile (continued)
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/22	B2	$90	$92,362

				497,574

Auto Parts & Equipment
Tenneco, Inc.,
Gtd. Notes
6.875%	12/15/20	B1	145	156,600

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19	B2	500	513,750
8.250%	06/15/21	B2	300	308,250
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Baa3	90	112,725

				934,725

Automobiles
Sonic Automotive, Inc.,
Sr. Sub. Notes, 144A
7.000%	07/15/22	B3	35	36,225

Banks — 1.3%
Ally Financial, Inc.,
Gtd. Notes
3.667%(c)	02/11/14	B1	300	297,822
4.625%	06/26/15	B1	100	100,619
5.500%	02/15/17	B1	160	162,519
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17	Baa2	285	290,329
5.750%	12/01/17	Baa1	1,085	1,157,908
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18	Baa1	155	165,740
Bank of America NA,
Sub. Notes
5.300%	03/15/17	A3	315	327,956
Capital One Capital V,
Ltd. Gtd. Notes
10.250%	08/15/39	Baa3	349	355,980
CIT Group, Inc.,
Gtd. Notes, 144A
7.000%	05/02/16	B2	200	200,500
7.000%	05/02/17	B2	77	76,926
Sr. Unsec’d. Notes
5.000%	05/15/17	B1	115	118,450
5.250%	03/15/18	B1	75	77,437
5.375%	05/15/20	B1	75	76,500
Sr. Unsec’d. Notes, 144A
4.750%	02/15/15	B1	410	419,737
5.500%	02/15/19	B1	150	154,125
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.953%	06/15/16	A3	331	339,162
4.750%	05/19/15	A3	500	524,820
5.875%	01/30/42	Baa2	234	255,567
6.125%	05/15/18	A3	800	893,259

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse NY (Switzerland),
Sub. Notes
6.000%	02/15/18	Aa2	$320	$342,389
Discover Bank,
Sub. Notes
7.000%	04/15/20	Ba1	600	698,323
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.500%	03/15/22	Baa1	400	404,229
Sub. Notes
4.500%	06/01/18	Baa2	300	318,817
Fifth Third Capital Trust IV,
Ltd. Gtd. Notes
6.500%(c)	04/15/67	Baa3	108	107,325
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.250%	07/27/21	A1	123	124,946
5.750%	01/24/22	A3	1,000	1,055,604
5.950%	01/18/18	A1	360	385,304
6.150%	04/01/18	A1	350	379,428
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	03/30/22	Aa3	326	338,518
Huntington Bancshares, Inc.,
Sub. Notes
7.000%	12/15/20	Baa2	200	234,185
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16	Aa3	451	463,810
4.350%	08/15/21	A2	265	279,680
4.500%	01/24/22	A2	700	754,053
6.300%	04/23/19	A2	300	350,620
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	500	559,811
KeyBank NA,
Sub. Notes
5.800%	07/01/14	Baa1	599	642,120
M&I Marshall & Ilsley Bank,
Sub. Notes
5.000%	01/17/17	A2	832	896,870
Morgan Stanley,
Sr. Unsec’d. Notes
5.500%	07/28/21	A2	1,000	985,257
5.750%	01/25/21	Baa1	300	295,813
Sr. Unsec’d. Notes, MTN
6.625%	04/01/18	A2	200	209,114
Regions Bank,
Sub. Notes
6.450%	06/26/37	Ba3	273	267,540
7.500%	05/15/18	Ba3	250	281,250
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba3	23	24,150
7.750%	11/10/14	Ba3	321	346,680

				16,741,192

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages — 0.1%
Beam, Inc.,
Sr. Unsec’d. Notes
1.875%	05/15/17	Baa2	$79	$79,381
3.250%	05/15/22	Baa2	94	94,542
5.375%	01/15/16	Baa2	72	80,078
5.875%	01/15/36	Baa2	366	422,414
6.375%	06/15/14	Baa2	161	176,356
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
3.750%	01/15/22	Baa1	707	751,861

				1,604,632

Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
5.150%	11/15/41	Baa1	300	313,174

Building & Construction
USG Corp.,
Gtd. Notes, 144A
7.875%	03/30/20	B2	35	36,225

Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.875%	08/15/18	Ba3	400	425,000
Louisiana-Pacific Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/20	B1	115	120,462
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	Ba2	110	113,232
Texas Industries, Inc.,
Gtd. Notes
9.250%	08/15/20	Caa2	20	20,000

				678,694

Cable Television
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1	146	146,687
4.650%	07/15/42	Baa1	266	266,122
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1	45	46,575

				459,384

Chemicals — 0.3%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.500%	02/15/16	Baa3	1,180	1,212,039
4.125%	11/15/21	Baa3	576	617,819
4.250%	11/15/20	Baa3	126	136,693
7.600%	05/15/14	Baa3	384	427,456
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	B1	70	70,525
8.375%	02/15/19	B1	200	207,000
Kinove German Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18	B2	200	206,000

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
LyondellBasell Industries NV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.000%	04/15/19	Ba2	$200	$209,750
5.750%	04/15/24	Ba2	135	144,450

				3,231,732

Commercial Services — 0.1%
ARAMARK Corp.,
Gtd. Notes
8.500%	02/01/15	B3	60	61,426
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.625%	05/01/16	B3	400	409,504
Emergency Medical Services Corp.,
Gtd. Notes
8.125%	06/01/19	Caa1	300	313,125
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	200	211,000
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19	B2	100	104,000
Gtd. Notes, 144A
6.750%	04/15/19	B2	100	104,000
Rural/Metro Corp.,
Sr. Unsec’d. Notes, 144A
10.125%	07/15/19	Caa1	35	33,600

				1,236,655

Computer Services & Software
Zayo Group Corp.,
Sr. Unsec’d. Notes, 144A
10.125%	07/01/20	Caa1	50	53,125

Computers
SunGard Data Systems, Inc.,
Gtd. Notes
7.375%	11/15/18	Caa1	300	321,750

Consumer Products
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.875%	08/15/19	Caa1	40	41,500

Containers & Packaging
Ardagh Packaging Finance PLC (Ireland),
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3	45	47,812
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1	300	334,500
Tekni-Plex, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	06/01/19	Caa1	45	45,450

				427,762

Distribution/Wholesale
HD Supply, Inc.,
Sec’d Notes, 144A
11.000%	04/15/20	Caa1	50	53,812
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B2	95	102,600

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Distribution/Wholesale (continued)
McJunkin Red Man Corp.,
Sr. Sec’d. Notes
9.500%	12/15/16	B3	$250	$270,000

				426,412

Diversified Financial Services — 0.4%
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3	70	70,700
9.750%	08/01/18	Ba3	25	27,688
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22	A1	328	332,831
Discover Financial Services,
Notes, 144A
5.200%	04/27/22	Baa1	304	316,823
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.875%	01/15/15	Ba1	255	262,603
4.250%	02/03/17	Baa3	200	209,646
5.000%	05/15/18	Ba1	700	743,317
5.875%	08/02/21	Ba1	260	289,252
6.625%	08/15/17	Ba1	200	227,495
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.750%	01/15/16	Ba3	300	315,375
8.000%	01/15/18	Ba3	825	876,562
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.750%	09/01/16	Ba3	500	537,500
Sr. Unsec’d. Notes
4.875%	04/01/15	Ba3	120	120,594
5.750%	05/15/16	B1	340	344,958
6.250%	05/15/19	B1	225	229,219
8.250%	12/15/20	B1	10	11,452
8.625%	01/15/22	B1	65	75,275
8.750%	03/15/17	B1	25	28,062

				5,019,352

Electric Utilities — 0.7%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	10/15/17	Ba3	300	341,250
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21	Ba3	300	333,750
Atlantic Power Corp. (Canada),
Gtd. Notes, 144A
9.000%	11/15/18	B1	40	40,900
Dominion Resources, Inc.,
Jr. Sub. Notes
2.761%(c)	09/30/66	Baa3	426	381,910
DPL, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	10/15/16	Ba1	515	556,200
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21	Ba1	329	366,392
6.400%	09/15/20	Ba1	536	606,678

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Edison International,
Sr. Unsec’d. Notes
3.750%	09/15/17	Baa2	$91	$95,956
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3	343	430,558
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3	320	339,702
6.050%	08/15/21	Baa3	498	546,946
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.625%	06/15/14	B3	300	306,000
9.500%	10/15/18	B3	500	494,375
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	Baa3	125	131,135
5.250%	02/15/43	Baa3	228	231,183
5.400%	07/15/14	Baa3	500	538,842
5.800%	02/01/42	Baa3	160	176,692
5.950%	06/15/41	Baa3	331	369,926
6.150%	03/01/13	Baa3	137	141,667
6.400%	03/15/18	Baa3	310	362,110
NSG Holdings LLC/NSG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	12/15/25	Ba2	200	200,000
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21	A3	200	209,563
Pepco Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	10/01/15	Baa3	406	416,743
PPL Energy Supply LLC,
Sr. Unsec’d. Notes
6.500%	05/01/18	Baa2	313	361,680
PSEG Power LLC,
Gtd. Notes
2.750%	09/15/16	Baa1	72	73,226
Puget Energy, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	07/15/22	Ba1	40	41,100
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.100%	06/15/42	A3	61	61,450
TECO Finance, Inc.,
Gtd. Notes
4.000%	03/15/16	Baa3	300	321,026

				8,476,960

Electronic Components & Equipment
Sanmina-SCI Corp.,
Gtd. Notes, 144A
7.000%	05/15/19	B1	45	43,650
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	B2	95	95,000

				138,650

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Energy
Headwaters, Inc.,
Sec’d. Notes
7.625%	04/01/19	B2	$130	$127,725
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	Baa1	361	369,970

				497,695

Entertainment & Leisure — 0.1%
Equinox Holdings, Inc.,
Sec’d. Notes, 144A
9.500%	02/01/16	B1	365	386,900
GWR Operating Partnership LLP,
First Mortgage
10.875%	04/01/17	B3	300	336,000

				722,900

Environmental Control
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.375%	10/01/22	Ba3	50	52,850
7.250%	12/01/20	Ba3	300	325,024

				377,874

Foods — 0.3%
JBS USA LLC/JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.250%	02/01/20	B1	370	359,825
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	1,380	1,633,030
6.500%	08/11/17	Baa2	800	970,630
Post Holdings, Inc.,
Gtd. Notes, 144A
7.375%	02/15/22	B1	490	516,950
US Foods, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	06/30/19	Caa2	400	406,000

				3,886,435

Gaming
MTR Gaming Group, Inc.,
Sec’d. Notes
11.500%	08/01/19	Caa1	130	133,250

Healthcare Services — 0.1%
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.625%	07/31/19	Ba2	100	104,250
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21	B3	300	321,750
HCA, Inc.,
Sr. Sec’d. Notes
5.875%	03/15/22	Ba3	65	67,925
Healthsouth Corp.,
Gtd. Notes
7.250%	10/01/18	B2	380	404,700

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Services (continued)
Radiation Therapy Services, Inc.,
Sec’d. Notes, 144A
8.875%	01/15/17	B1	$40	$38,400

				937,025

Home Builders
KB Home,
Gtd. Notes
7.250%	06/15/18	B2	125	124,375
9.100%	09/15/17	B2	50	52,250

				176,625

Home Construction — 0.1%
Lennar Corp.,
Gtd. Notes
6.950%	06/01/18	B3	365	389,638
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3	300	327,750
8.375%	01/15/21	B3	300	325,500

				1,042,888

Hotels
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage, 144A
5.375%	03/15/22	Ba2	120	120,600

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.875%	08/15/19	Caa1	360	373,500
Sr. Sec’d. Notes, 144A
7.875%	08/15/19	Ba3	300	324,750

				698,250

Independent Energy — 0.1%
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/17	Ba1	590	597,375

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1	144	152,746
Aon Corp.,
Gtd. Notes
5.000%	09/30/20	Baa2	205	227,446
Sr. Unsec’d. Notes
3.125%	05/27/16	Baa2	400	416,759
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.125%	04/15/22	Baa3	350	360,415
6.625%	04/15/42	Baa3	252	259,564
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	Baa2	334	336,132
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35	Baa2	260	265,981
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.800%	07/15/21	Baa2	100	108,887

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	A1	$145	$155,498
MetLife, Inc.,
Sr. Unsec’d. Notes
4.750%	02/08/21	A3	920	1,024,161
6.750%	06/01/16	A3	500	586,299
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	Aa2	200	264,364
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	Aa2	209	254,482
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	A3	123	156,208
Pacific LifeCorp,
Sr. Notes, 144A
6.000%	02/10/20	Baa1	379	413,693
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3	368	395,824

				5,378,459

Internet
Equinix, Inc.,
Sr. Unsec’d. Notes
8.125%	03/01/18	Ba2	230	254,725
Zayo Escrow Corp.,
Sr. Sec’d. Notes, 144A
8.125%	01/01/20	B1	125	130,625

				385,350

Investment Companies — 0.1%
Offshore Group Investments Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15	B3	300	325,500
Sr. Sec’d. Notes, 144A
11.500%	08/01/15	B3	95	103,075
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20	Ba3	185	184,538

				613,113

Lodging — 0.2%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	300	321,000
Gtd. Notes, 144A
7.500%	04/15/21	B3	85	90,950
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sr. Sec’d. Notes
7.625%	01/15/16	B2	200	211,000
Sr. Sec’d. Notes, 144A
7.625%	01/15/16	B1	95	99,988
MGM Resorts International,
Gtd. Notes
7.500%	06/01/16	B3	600	621,000
7.625%	01/15/17	B3	800	826,000

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Lodging (continued)
7.750%	03/15/22	B3	$95	$98,088
Gtd. Notes, 144A
8.625%	02/01/19	B3	85	90,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
7.750%	08/15/20	Ba2	35	38,762

				2,397,738

Machinery & Equipment
Boart Longyear Management Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	04/01/21	Ba2	435	444,788
Terex Corp.,
Gtd. Notes
6.500%	04/01/20	B2	75	75,938

				520,726

Manufacturing
JB Poindexter & Co., Inc.,
Unsec’d. Notes, 144A
9.000%	04/01/22	B2	95	95,000

Media — 0.8%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18	B1	60	63,900
8.625%	09/15/17	B1	300	334,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21	B1	260	276,900
7.000%	01/15/19	B1	300	324,000
7.250%	10/30/17	B1	335	365,150
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	400	431,000
Comcast Corp.,
Gtd. Notes
5.700%	05/15/18	Baa1	400	471,734
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.875%	10/01/19	Baa2	200	229,442
6.350%	03/15/40	Baa2	200	226,587
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40	Baa2	77	93,516
DISH DBS Corp.,
Gtd. Notes, 144A
4.625%	07/15/17	Ba2	105	105,131
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	400	424,973
4.375%	04/01/21	Baa2	940	1,034,118
5.150%	04/30/20	Baa2	1,050	1,205,475
Sr. Unsec’d. Notes, 144A
6.400%	04/30/40	Baa2	200	244,337
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	235	266,266
6.150%	02/15/41	Baa1	562	657,179

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18	B2	$10	$11,075
Time Warner Cable, Inc.,
Gtd. Notes
5.850%	05/01/17	Baa2	700	822,539
6.750%	07/01/18	Baa2	295	359,364
Time Warner, Inc.,
Gtd. Notes
5.375%	10/15/41	Baa2	556	591,660
6.200%	03/15/40	Baa2	320	372,566
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
7.500%	03/15/19	B1	150	159,000
8.125%	12/01/17	B1	150	161,250
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	Caa2	755	760,662
Sr. Sec’d. Notes, 144A
6.875%	05/15/19	B2	70	72,100
Viacom, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/17	Baa1	208	223,783

				10,288,207

Metals & Mining — 0.1%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
3.750%	03/01/16	Baa3	163	161,879
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	75	77,812
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/03/21	A1	247	259,816
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	02/01/16	B1	165	167,062
7.000%	11/01/15	B1	340	346,800
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18	B3	55	54,588
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	145	145,181
Steel Dynamics, Inc.,
Gtd. Notes
7.625%	03/15/20	Ba2	110	117,700

				1,330,838

Office Equipment & Supplies
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	Caa1	240	255,600
Xerox Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/21	Baa2	86	89,243

				344,843

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels — 0.9%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	$686	$796,881
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	A3	229	239,125
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	B1	100	103,250
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.248%	11/01/16	A2	880	906,283
3.625%	05/08/14	A2	294	308,178
4.742%	03/11/21	A2	250	286,148
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3	105	101,588
6.775%	03/15/19	Ba3	70	68,250
6.875%	11/15/20	Ba3	40	39,400
Denbury Resources, Inc.,
Gtd. Notes
6.375%	08/15/21	B1	300	312,000
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	200	189,000
Hornbeck Offshore Services, Inc.,
Gtd. Notes
8.000%	09/01/17	Ba3	50	53,688
Gtd. Notes, 144A
5.875%	04/01/20	Ba3	50	49,625
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
8.625%	04/15/20	B2	300	323,250
Gtd. Notes, 144A
6.250%	11/01/19	B2	130	127,400
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	03/01/21	Baa2	330	369,470
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
6.300%	08/01/16	Baa1	157	181,137
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.625%	07/01/24	Ba1	55	56,238
Nexen, Inc. (Canada),
Sr. Unsec’d. Notes
6.400%	05/15/37	Baa3	184	194,981
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	300	312,000
Pan American Energy LLC (Argentina),
Gtd. Notes, 144A
7.875%	05/07/21	Ba3	40	34,000
PetroBakken Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.625%	02/01/20	Caa1	370	368,150
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
3.875%	01/27/16	A3	208	214,748

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
5.375%	01/27/21	A3	$942	$1,015,260
5.750%	01/20/20	A3	383	418,955
6.750%	01/27/41	A3	193	226,386
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1	322	363,860
Gtd. Notes, 144A
4.875%	01/24/22	Baa1	281	303,480
5.500%	06/27/44	Baa1	336	343,560
6.500%	06/02/41	Baa1	600	700,500
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	300	308,250
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	Baa1	316	332,422
5.875%	05/01/42	Baa1	270	290,651
Plains Exploration & Production Co.,
Gtd. Notes
6.125%	06/15/19	B1	260	261,300
Quicksilver Resources, Inc.,
Gtd. Notes
7.125%	04/01/16	B3	185	142,450
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20	B1	150	149,250
SESI LLC,
Gtd. Notes, 144A
7.125%	12/15/21	Ba3	105	114,188
Transocean, Inc. (Cayman Islands),
Gtd. Notes
5.050%	12/15/16	Baa3	136	147,512
6.375%	12/15/21	Baa3	180	205,878
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1	150	149,250

				11,107,942

Paper & Forest Products
Sappi Papier Holding GmbH (Austria),
Sr. Sec’d. Notes, 144A
7.750%	07/15/17	Ba2	200	202,500
8.375%	06/15/19	Ba2	200	200,250

				402,750

Pharmaceuticals — 0.2%
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	Baa3	275	286,322
Gtd. Notes, 144A
4.750%	11/15/21	Baa3	305	337,507
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/20	Baa3	295	312,773
NBTY, Inc.,
Gtd. Notes
9.000%	10/01/18	B3	300	331,500

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16	B1	$200	$209,000
6.875%	12/01/18	B1	600	620,250

				2,097,352

Pipelines — 0.4%
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
5.875%	04/15/21	Ba3	380	368,600
6.125%	07/15/22	Ba3	245	240,100
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
7.750%	04/01/19	B3	300	297,750
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	Baa2	294	310,638
5.350%	03/15/20	Baa2	325	354,692
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.100%	11/15/15	Ba1	488	510,534
5.000%	10/01/21	Ba1	129	139,569
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21	Baa2	509	538,426
Energy Transfer Equity LP,
Sr. Sec’d. Notes
7.500%	10/15/20	Ba2	10	10,975
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	05/01/19	Ba3	60	62,700
Sr. Unsec’d. Notes, 144A
9.375%	05/01/20	B2	95	98,444
Kinder Morgan Finance Co. LLC,
Sr. Sec’d. Notes, 144A
6.000%	01/15/18	Ba1	300	312,000
Midcontinent Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.450%	09/15/14	Ba1	420	420,943
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
3.950%	09/15/15	Baa3	350	374,897
Sr. Unsec’d. Notes
3.650%	06/01/22	Baa2	300	306,350
Southern Natural Gas/Southern Natural Issuing Corp.,
Sr. Unsec’d. Notes
4.400%	06/15/21	Baa3	102	108,360
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20	Baa2	350	397,369
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	06/15/16	Baa3	114	115,610
4.600%	06/15/21	Baa3	75	79,221
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/22	Ba3	200	199,500

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.375%	06/01/21	Baa3	$377	$417,298
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	50	52,320

				5,716,296

Real Estate — 0.1%
Biomed Realty LP,
Gtd. Notes
4.250%	07/15/22	Baa3	155	154,870
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	315	333,900
Post Apartment Homes LP,
Sr. Unsec’d. Notes
6.300%	06/01/13	Baa3	551	569,419
Realogy Corp.,
Sr. Sec’d. Notes, 144A
7.625%	01/15/20	B1	170	175,525

				1,233,714

Real Estate Investment Trusts — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
4.600%	04/01/22	Baa2	94	96,246
BioMed Realty LP,
Gtd. Notes
3.850%	04/15/16	Baa3	280	288,219
6.125%	04/15/20	Baa3	540	605,661
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	237	239,226
Brandywine Operating Partnership LP,
Gtd. Notes
5.700%	05/01/17	Baa3	264	280,267
Camden Property Trust,
Sr. Unsec’d. Notes
5.375%	12/15/13	Baa1	550	577,211
CommonWealth REIT,
Sr. Unsec’d. Notes
5.750%	11/01/15	Baa2	42	43,754
DDR Corp.,
Sr. Unsec’d. Notes
4.625%	07/15/22	Baa3	120	118,431
4.750%	04/15/18	Baa3	200	207,439
5.375%	10/15/12	Baa3	638	638,764
Digital Realty Trust LP,
Gtd. Notes
4.500%	07/15/15	Baa2	100	104,445
5.250%	03/15/21	Baa2	134	142,644
Duke Realty LP,
Gtd. Notes
4.375%	06/15/22	Baa2	198	199,012
Sr. Unsec’d. Notes
6.250%	05/15/13	Baa2	1,054	1,089,361

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Equity One, Inc.,
Gtd. Notes
5.375%	10/15/15	Baa3	$39	$41,313
6.250%	12/15/14	Baa3	900	963,898
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	Baa1	1,158	1,257,788
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
6.000%	07/15/12	Baa1	500	500,582
Liberty Property LP,
Sr. Unsec’d. Notes
4.125%	06/15/22	Baa1	169	170,550
4.750%	10/01/20	Baa1	168	178,787
6.375%	08/15/12	Baa1	500	503,306
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22	Baa2	108	110,820
PPF Funding, Inc.,
Notes, 144A
5.125%	06/01/15	Baa2	40	40,704
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
8.125%	11/01/18	B2	120	130,800
Simon Property Group LP,
Sr. Unsec’d. Notes
2.800%	01/30/17	A3	66	67,941
4.125%	12/01/21	A3	185	197,096
4.200%	02/01/15	A3	600	632,558
Tanger Properties LP,
Sr. Unsec’d. Notes
6.125%	06/01/20	Baa2	335	386,260
6.150%	11/15/15	Baa2	315	350,175

				10,163,258

Retail & Merchandising — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
6.250%	08/20/19	Ba3	240	241,200
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes
6.500%	05/01/21	Ba3	40	36,500
Inergy LP/Inergy Finance Corp.,
Gtd. Notes
6.875%	08/01/21	Ba3	300	300,000
7.000%	10/01/18	Ba3	20	20,600
J. Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	Caa1	300	309,750
Petco Animal Supplies, Inc.,
Gtd. Notes, 144A
9.250%	12/01/18	Caa1	50	54,625
Rite Aid Corp.,
Gtd. Notes
9.500%	06/15/17	Caa3	305	311,862
Gtd. Notes, 144A
9.250%	03/15/20	Caa2	195	195,362

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail & Merchandising (continued)
Toys R Us, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/16	B1	$200	$198,000

				1,667,899

Retail Property
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc.,
Gtd. Notes
10.500%	01/15/20	Caa1	385	426,388

Semiconductors
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
7.375%	05/01/18	Ba3	80	83,100

Shipbuilding
Huntington Ingalls Industries, Inc.,
Gtd. Notes
6.875%	03/15/18	Ba3	130	135,525

Software
Audatex North America, Inc.,
Gtd. Notes, 144A
6.750%	06/15/18	Ba2	15	15,787

Telecommunications — 0.7%
America Movil SAB de CV (Mexico),
Gtd. Notes
2.375%	09/08/16	A2	200	205,180
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21	A2	700	762,481
5.350%	09/01/40	A2	1,200	1,377,196
6.300%	01/15/38	A2	300	373,677
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	170	140,675
Gtd. Notes, PIK
10.125%	11/01/15	Caa2	150	124,500
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.150%	09/15/19	Baa3	125	128,938
6.450%	06/15/21	Baa3	271	281,996
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.875%	01/15/15	Caa1	105	106,050
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
7.000%	02/15/20	B1	400	387,000
8.250%	09/01/17	B1	100	101,750
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	Baa3	125	130,574
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	04/01/19	B3	200	210,000
7.500%	04/01/21	B3	20	21,150
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
11.250%	02/04/17	Caa3	305	314,150
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	515	531,738

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Nextel Communications, Inc.,
Gtd. Notes
7.375%	08/01/15	B1	$500	$500,625
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2	280	240,100
Sprint Nextel Corp.,
Gtd. Notes, 144A
7.000%	03/01/20	Ba3	145	150,800
9.000%	11/15/18	Ba3	250	279,375
Sr. Unsec’d. Notes
6.000%	12/01/16	B3	520	497,900
Telefonica Emisiones SAU (Spain),
Gtd. Notes
5.462%	02/16/21	Baa1	153	133,231
Telesat Canada/Telesat LLC (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17	B3	145	147,538
UPCB Finance III Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	07/01/20	Ba3	250	253,750
UPCB Finance V Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21	Ba3	80	83,600
UPCB Finance VI Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.875%	01/15/22	Ba3	150	153,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/21	A3	400	425,867
6.400%	02/15/38	A3	700	909,000
VimpelCom Holdings BV (Netherlands),
Gtd. Notes, 144A
4.461%(c)	06/29/14	Ba3	255	250,114

				9,221,955

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19	Baa1	535	743,269
9.700%	11/10/18	Baa1	300	415,130
Reynolds American, Inc.,
Gtd. Notes
6.750%	06/15/17	Baa3	660	792,376

				1,950,775

Transportation
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.875%	11/01/17	Ba3	300	302,250

Utilities — 0.1%
Tennessee Valley Authority,
Sr. Unsec’d. Notes
3.875%	02/15/21	Aaa	1,190	1,374,842

TOTAL CORPORATE BONDS (cost $115,352,848)				119,668,278

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS
Federative Republic of Russia (Russia),
Sr. Unsec’d. Notes
5.625%	04/04/42	Baa1	$200	$210,250
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.500%	04/04/22	Baa1	200	207,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $393,703)				417,750

MUNICIPAL BONDS — 0.1%
California — 0.1%
State of California,
General Obligation Unlimited
7.500%	04/01/34	A1	330	413,101
7.550%	04/01/39	A1	65	84,206
7.600%	11/01/40	A1	205	264,649
7.625%	03/01/40	A1	105	135,615

				897,571

Illinois
State of Illinois,
General Obligation Unlimited
5.877%	03/01/19	A1	40	44,497

TOTAL MUNICIPAL BONDS (cost $929,051)				942,068

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.1%
Federal Home Loan Mortgage Corp.
3.500%	04/01/42-05/01/42		1,883	1,985,718
4.000%	06/01/24-04/01/42		6,127	6,572,741
4.000%	TBA		600	629,438
4.500%	05/01/39-07/01/41		10,871	11,801,685
5.000%	11/01/35-08/01/40		2,318	2,522,395
5.500%	03/01/34-01/01/40		4,002	4,364,061
6.500%	09/01/39		820	920,730
Federal National Mortgage Assoc.
3.000%	02/01/27-06/01/27		1,641	1,721,799
3.000%	TBA		3,800	3,981,094
3.500%	01/01/26-05/01/42		4,202	4,441,061
3.500%	TBA		7,800	8,176,594
3.500%	TBA		1,900	1,997,079
4.000%	12/01/25-04/01/42		11,315	12,148,524
4.000%	TBA		10,700	11,367,079
4.000%	TBA		3,000	3,190,312
4.000%	TBA		2,500	2,660,547
4.500%	11/01/18-11/01/41		8,183	8,939,696
4.500%	TBA		7,900	8,467,812
5.000%	05/01/19-08/01/38		7,703	8,361,577
5.000%	TBA		4,200	4,545,188
5.500%	01/01/23-09/01/38		11,426	12,545,493
5.500%	TBA		4,700	5,126,672
6.000%	02/01/34-07/01/41		10,075	11,120,169
Government National Mortgage Assoc.
3.500%	11/15/41-03/15/42		1,853	1,988,616
4.000%	09/15/25-10/15/41		1,599	1,744,487
4.000%	TBA		1,400	1,528,844

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
4.500%	05/15/39-03/15/41	$6,135	$6,753,403
5.000%	07/15/39-09/15/40	5,287	5,852,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $153,560,329)			155,455,392

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Bonds
3.000%	05/15/42	4,335	4,540,236
3.125%	02/15/42	3,757	4,035,251
3.750%	08/15/41	11,456	13,815,226
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.750%	02/15/42	1,000	1,067,918
2.125%	02/15/41	2,153	3,227,755
U.S. Treasury Notes
0.250%	02/28/14-09/15/14	32,551	32,483,822
0.875%	04/30/17	17,311	17,442,183
1.000%	03/31/17	7,056	7,153,020
1.875%	10/31/17	2,713	2,862,215
2.000%	02/15/22	12,475	12,895,058

TOTAL U.S. TREASURY OBLIGATIONS (cost $97,458,084)			99,522,684

TOTAL LONG-TERM INVESTMENTS (cost $1,181,094,940)			1,205,896,724

	Shares
SHORT-TERM INVESTMENT — 20.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $269,118,504; includes $42,723,456 of cash collateral received for securities on loan)(b)(w)(Note 4)	269,118,504	269,118,504

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 114.4% (cost $1,450,213,444)		1,475,015,228

SECURITIES SOLD SHORT — (8.5)%
COMMON STOCKS — (8.4)%
Aerospace & Defense — (0.3)%
General Dynamics Corp.	18,070	(1,191,897)
Northrop Grumman Corp.	45,310	(2,890,325)

		(4,082,222)

Apparel & Textile — (0.1)%
Skechers U.S.A., Inc. (Class A Stock)*	60,570	(1,233,811)

Automobile Manufacturers — (0.2)%
PACCAR, Inc.	53,270	(2,087,651)

Banks — (0.1)%
Fifth Third Bancorp	113,170	(1,516,478)

Beverages — (0.2)%
SABMiller PLC (United Kingdom), ADR	52,000	(2,107,040)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Biotechnology — (0.3)%
Celgene Corp.*	51,450	$(3,301,032)
Immunogen, Inc.*	58,230	(977,099)

		(4,278,131)

Building Materials — (0.1)%
D.R. Horton, Inc.	59,140	(1,086,993)

Chemicals — (0.2)%
Dow Chemical Co. (The)	69,280	(2,182,320)

Computers — (0.1)%
Western Digital Corp.*	32,050	(976,884)

Distribution/Wholesale — (0.1)%
Fastenal Co.	25,680	(1,035,161)

Diversified Financial Services — (0.6)%
Federated Investors, Inc. (Class B Stock)	44,100	(963,585)
Franklin Resources, Inc.	31,140	(3,456,229)
LPL Financial Holdings, Inc.	42,750	(1,443,668)
T. Rowe Price Group, Inc.	35,060	(2,207,378)

		(8,070,860)

Electric Utilities — (0.3)%
Calpine Corp.*	55,290	(912,838)
Consolidated Edison, Inc.	17,800	(1,106,982)
National Fuel Gas Co.	24,780	(1,164,164)
Public Service Enterprise Group, Inc.	32,270	(1,048,775)

		(4,232,759)

Foods — (0.5)%
H.J. Heinz Co.	40,200	(2,186,076)
Safeway, Inc.	89,300	(1,620,795)
Snyders-Lance, Inc.	22,530	(568,432)
Sysco Corp.	53,730	(1,601,691)
Whole Foods Market, Inc.	11,690	(1,114,291)

		(7,091,285)

Hand/Machine Tools — (0.2)%
Kennametal, Inc.	62,880	(2,084,472)

Healthcare Products — (0.2)%
Becton, Dickinson & Co.	17,520	(1,309,620)
St. Jude Medical, Inc.	33,990	(1,356,541)

		(2,666,161)

Hotels, Restaurants & Leisure — (0.1)%
Starbucks Corp.	20,130	(1,073,332)

Insurance — (0.2)%
Assurant, Inc.	86,260	(3,005,298)

Internet — (0.2)%
Expedia, Inc.	25,080	(1,205,596)
F5 Networks, Inc.*	9,570	(952,789)
LinkedIn Corp. (Class A Stock)*	6,900	(733,263)

		(2,891,648)

Manufacturing — (0.2)%
3M Co.	7,740	(693,504)
Eaton Corp.	38,440	(1,523,377)

		(2,216,881)

Medical Products — (0.1)%
Covidien PLC (Ireland)	33,700	(1,802,950)

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Metals & Mining — (0.1)%
Nucor Corp.	35,350	$(1,339,765)

Oil, Gas & Consumable Fuels — (0.9)%
ConocoPhillips	120,290	(6,721,805)
Devon Energy Corp.	25,650	(1,487,444)
Diamond Offshore Drilling, Inc.	17,450	(1,031,818)
Kodiak Oil & Gas Corp. (Canada)*	145,800	(1,197,018)
Ultra Petroleum Corp. (Canada)*	48,300	(1,114,281)

		(11,552,366)

Pharmaceuticals — (0.4)%
AmerisourceBergen Corp.	56,190	(2,211,076)
Bristol-Myers Squibb Co.	70,510	(2,534,834)

		(4,745,910)

Real Estate Investment Trusts — (0.2)%
Digital Realty Trust, Inc.	32,700	(2,454,789)

Retail & Merchandising — (0.6)%
Advance Auto Parts, Inc.	22,290	(1,520,624)
Cheesecake Factory, Inc. (The)*	35,780	(1,143,529)
Darden Restaurants, Inc.	30,480	(1,543,202)
J.C. Penney Co., Inc.	45,290	(1,055,710)
O’Reilly Automotive, Inc.*	12,280	(1,028,696)
Target Corp.	19,030	(1,107,356)
Walgreen Co.	35,050	(1,036,779)

		(8,435,896)

Semiconductors — (0.9)%
ARM Holdings PLC (United Kingdom), ADR	115,000	(2,735,850)
Atmel Corp.*	105,440	(706,448)
Diodes, Inc.*	99,210	(1,862,172)
KLA-Tencor Corp.	42,810	(2,108,392)
Marvell Technology Group Ltd. (Bermuda)*	76,300	(860,664)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR*	221,500	(3,092,140)

		(11,365,666)

Software — (0.5)%
CA, Inc.	156,120	(4,229,291)
Red Hat, Inc.*	36,700	(2,072,816)

		(6,302,107)

Telecommunications — (0.3)%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	78,400	(2,043,104)
Nokia Oyj (Finland), ADR	333,800	(690,966)
Windstream Corp.	155,140	(1,498,652)

		(4,232,722)

Tobacco — (0.2)%
Archer-Daniels-Midland Co.	83,360	(2,460,787)

TOTAL COMMON STOCKS (proceeds received $110,611,053)		(108,612,345)

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.1)%
Federal Home Loan Mortgage Corp.
4.000%	TBA	$500		$(530,547)
Federal National Mortgage Assoc.
4.500%	TBA	—(r	)	—
6.000%	TBA	—(r	)	—

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $533,720)				(530,547)

TOTAL SECURITIES SOLD SHORT (proceeds received $111,144,773)				(109,142,892)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 105.9% (cost $1,339,068,671)				1,365,872,336
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.9)%				(75,913,412)

NET ASSETS — 100.0%				$1,289,958,924

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securiites Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Anadelen (Bearer)
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,582,402; cash collateral of $42,723,456 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation(1)
Long Position:
1,515	S&P 500 E-Mini	Sep. 2012	$99,713,867	$102,747,300	$3,033,433

(1)	Cash of $5,567,250 has been segregated to cover requirement for open futures contracts as of June 30, 2012.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$664,208,338	$139,417,638	$25,419
Exchange Traded Fund	2,429,780	—	—
Preferred Stocks	2,117,363	982,210	—
Asset-Backed Securities	—	416,636	—
Bank Loans	—	1,909,657	—
Commercial Mortgage-Backed Securities	—	18,383,511	—
Corporate Bonds	—	119,668,278	—
Foreign Government Bonds	—	417,750	—
Municipal Bonds	—	942,068	—
U.S. Government Agency Obligations	—	155,455,392	—
U.S. Treasury Obligations	—	99,522,684	—
Affiliated Money Market Mutual Fund	269,118,504	—	—
Short Sales – Common Stocks	(108,612,345)	—	—
Short Sales – U. S. Government Agency Obligations	—	(530,547)	—
Other Financial Instruments*
Futures	3,033,433	—	—

Total	$832,295,073	$536,585,277	$25,419

Fair Value of Level 2 investments at 12/31/11 was $260,407,023. $152,971,966 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (3.3% represents investments purchased with collateral from securities on loan)	20.9%
U.S. Government Agency Obligations	12.1
U.S. Treasury Obligations	7.7
Oil, Gas & Consumable Fuels	6.7
Banks	5.6
Telecommunications	4.2
Retail & Merchandising	4.2
Pharmaceuticals	3.6
Real Estate Investment Trusts	2.9
Insurance	2.9
Electric Utilities	2.9
Computers	2.8
Diversified Financial Services	2.7
Media	2.6
Software	2.1
Chemicals	2.1
Semiconductors	2.1
Metals & Mining	1.9
Internet	1.7
Manufacturing	1.5
Healthcare Products	1.5
Foods	1.5
Aerospace & Defense	1.5
Biotechnology	1.4
Commercial Mortgage-Backed Securities	1.4
Tobacco	1.3
Beverages	1.2
Machinery & Equipment	1.1
Transportation	1.0
Apparel & Textile	1.0
Automobile Manufacturers	0.8
Healthcare Services	0.6
Electronic Components & Equipment	0.5
Auto Parts & Equipment	0.5
Commercial Services	0.5
Entertainment & Leisure	0.5
Pipelines	0.4
Lodging	0.4
Airlines	0.4
Distribution/Wholesale	0.3
Building Materials	0.3
Construction & Engineering	0.3
Real Estate	0.3
Industrial Products	0.3
Consumer Products & Services	0.2

Cosmetics/Personal Care	0.2%
Exchange Traded Funds	0.2
Environmental Control	0.2
Water	0.2
Household Products	0.2
Hand/Machine Tools	0.1
Holding Companies	0.1
Utilities	0.1
Containers & Packaging	0.1
Office Equipment & Supplies	0.1
Home Construction	0.1
Municipal Bonds	0.1
Agriculture	0.1
Investment Companies	0.1
Independent Energy	0.1
Computers	(0.1)
Distribution/Wholesale	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Building Materials	(0.1)
Apparel & Textile	(0.1)
U.S. Government Agency Obligations	(0.1)
Metals & Mining	(0.1)
Banks	(0.1)
Medical Products	(0.1)
Hand/Machine Tools	(0.2)
Automobile Manufacturers	(0.2)
Beverages	(0.2)
Chemicals	(0.2)
Manufacturing	(0.2)
Real Estate Investment Trusts	(0.2)
Tobacco	(0.2)
Healthcare Products	(0.2)
Internet	(0.2)
Insurance	(0.2)
Aerospace & Defense	(0.3)
Telecommunications	(0.3)
Electric Utilities	(0.3)
Biotechnology	(0.3)
Pharmaceuticals	(0.4)
Software	(0.5)
Foods	(0.5)
Diversified Financial Services	(0.6)
Retail & Merchandising	(0.6)
Semiconductors	(0.9)
Oil, Gas & Consumable Fuels	(0.9)

105.9
Liabilities in excess of other assets	(5.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$3,033,433	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$3,179	$3,179
Equity contracts	(1,307)	5,522,440	—	5,521,133

Total	$(1,307)	$5,522,440	$3,179	$5,524,312

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Contracts	Total
Foreign exchange contracts		$—	$(2,956)	$(2,956)
Equity contracts		2,456,983	—	2,456,983

Total		$2,456,983	$(2,956)	$2,454,027

For the six months ended June 30, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $100,218 and average value at trade date for futures long positions was $90,376,650.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST FI PYRAMIS@ ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $42,582,402:
Unaffiliated investments (cost $1,181,094,940)	$1,205,896,724
Affiliated investments (cost $269,118,504)	269,118,504
Cash	2,095
Foreign currency, at value (cost $233,200)	233,189
Deposit with broker	5,572,295
Receivable for investments sold.	62,456,491
Receivable for fund share sold	7,061,947
Dividends and interest receivable	4,088,309
Due from broker-variation margin	2,575,500
Tax reclaim receivable	580,753
Prepaid expenses	1,044

Total Assets	1,557,586,851

LIABILITIES:
Payable for investments purchased	114,886,360
Securities sold short, at value (proceeds received $111,144,773)	109,142,892
Payable to broker for collateral for securities on loan	42,723,456
Advisory fees payable	399,305
Accrued expenses and other liabilities	232,747
Dividends payable on securities sold short	153,451
Interest payable on securities sold short	66,967
Foreign capital gains tax liability	12,019
Shareholder servicing fees payable	10,238
Affiliated transfer agent fee payable	492

Total Liabilities	267,627,927

NET ASSETS	$1,289,958,924

Net assets were comprised of:
Paid-in capital	$1,270,068,845
Retained earnings	19,890,079

Net assets, June 30, 2012	$1,289,958,924

Net asset value and redemption price per share, $1,289,958,924 / 130,651,540 outstanding shares of beneficial interest	$9.87

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $418,424 foreign withholding tax)	$9,010,420
Unaffiliated interest income	5,187,654
Affiliated dividend income	168,266
Affiliated income from securities lending, net	150,102

14,516,442

EXPENSES
Advisory fees	5,207,655
Dividends on securities sold short	1,236,090
Shareholder servicing fees and expenses	612,665
Custodian and accounting fees	575,000
Broker fees and expenses on short sales	428,837
Audit fee	18,000
Trustees’ fees	10,000
Insurance expenses	6,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	21,552

Total expenses	8,133,799
Less: shareholder servicing fee waiver	(153,072)

Net expenses	7,980,727

NET INVESTMENT INCOME	6,535,715

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(7,154))	4,821,015
Futures transactions	5,522,440
Short sales transactions	(2,426,581)
Foreign currency transactions	(211,655)

7,705,219

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $9,334)	33,872,999
Futures	2,456,983
Short sales	2,676,649
Foreign currencies	(12,710)

38,993,921

NET GAIN ON INVESTMENTS	46,699,140

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,234,855

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,535,715	$7,046,163
Net realized gain (loss) on investment and foreign currency transactions	7,705,219	(24,083,955)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	38,993,921	(60,317,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,234,855	(77,355,490)

DISTRIBUTIONS	(7,060,120)	(38,644,047)

FUND SHARE TRANSACTIONS:
Fund share sold [57,549,330 and 105,775,221 shares, respectively]	570,102,244	1,015,916,743
Fund share issued in reinvestment of distributions [730,105 and 3,988,034 shares, respectively]	7,060,120	38,644,047
Fund share repurchased [26,856,786 and 89,690,304 shares, respectively]	(261,588,962)	(796,011,553)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	315,573,402	258,549,237

TOTAL INCREASE IN NET ASSETS	361,748,137	142,549,700
NET ASSETS:
Beginning of period	928,210,787	785,661,087

End of period	$1,289,958,924	$928,210,787

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.3%
COMMON STOCKS — 61.5%
Aerospace & Defense — 1.0%
Curtiss-Wright Corp.	72,678	$2,256,652
Northrop Grumman Corp.	366,674	23,390,134
Raytheon Co.	108,349	6,131,470

		31,778,256

Airlines — 0.9%
Cathay Pacific Airways Ltd. (Hong Kong)	17,125,607	27,764,677
JetBlue Airways Corp.*(a)	528,905	2,803,196

		30,567,873

Auto Components — 0.2%
American Axle & Manufacturing Holdings, Inc.*	422,216	4,429,046
Standard Motor Products, Inc.	208,219	2,931,724

		7,360,770

Automobiles — 0.9%
Tata Motors Ltd. (India), ADR(a)	1,337,342	29,368,030

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	28,452	3,442,692
Molson Coors Brewing Co. (Class B Stock)	124,775	5,191,888

		8,634,580

Biotechnology — 0.6%
Acorda Therapeutics, Inc.*	161,456	3,803,903
Biogen Idec, Inc.*	47,051	6,793,223
PDL BioPharma, Inc.(a)	592,019	3,925,086
Pharmacyclics, Inc.*(a)	107,945	5,894,876

		20,417,088

Capital Markets — 1.1%
Credit Suisse Group AG (Switzerland), ADR(a)	478,609	8,772,903
Deutsche Bank AG (Germany)(a)	279,449	10,107,670
Man Group PLC (United Kingdom)	15,432,708	18,466,269

		37,346,842

Chemicals — 1.7%
CF Industries Holdings, Inc.	193,453	37,479,584
Minerals Technologies, Inc.	41,812	2,666,769
Olin Corp.	763,565	15,950,873

		56,097,226

Commercial Banks — 7.1%
Banco Bilbao Vizcaya Argentaria SA (Spain), ADR(a)	1,447,922	10,236,809
Banco Santander SA (Spain), ADR(a)	1,562,998	10,253,267
Bank of China Ltd. (China) (Class H Stock)	75,842,000	29,132,813
Bank of the Ozarks, Inc.	144,471	4,345,688
Barclays PLC (United Kingdom), ADR(a)	847,879	8,733,154
BB&T Corp.	559,257	17,253,078
BOC Hong Kong Holdings Ltd. (Hong Kong)	11,770,806	36,235,903
First Niagara Financial Group, Inc.	1,703,217	13,029,610
FirstMerit Corp.	1,011,056	16,702,645
FNB Corp.	1,384,042	15,044,537
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	44,943,000	25,194,532
Mitsubishi UFJ Financial Group, Inc. (Japan), ADR	2,509,731	11,921,222

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks (continued)
Mizuho Financial Group, Inc. (Japan), ADR(a)	3,933,161	$13,097,426
Prosperity Bancshares, Inc.	64,256	2,700,680
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR(a)	1,887,691	12,534,268
Texas Capital Bancshares, Inc.*	153,803	6,212,103

		232,627,735

Commercial Services & Supplies — 0.8%
ACCO Brands Corp.*	147,165	1,521,686
Healthcare Services Group, Inc.	139,341	2,700,429
Republic Services, Inc.	556,049	14,713,057
Rollins, Inc.	267,417	5,982,118

		24,917,290

Communications Equipment — 0.1%
EchoStar Corp. (Class A Stock)*	181,427	4,793,301

Computers & Peripherals — 2.6%
Apple, Inc.*	79,467	46,408,728
Seagate Technology PLC (Ireland)	1,368,455	33,841,892
Synaptics, Inc.*(a)	140,183	4,013,439

		84,264,059

Construction & Engineering — 0.1%
KBR, Inc.	148,297	3,664,419

Consumer Finance — 0.2%
EZCORP, Inc. (Class A Stock)*	87,058	2,042,381
First Cash Financial Services, Inc.*	125,197	5,029,163

		7,071,544

Diversified Consumer Services — 0.8%
Bridgepoint Education, Inc.*(a)	232,324	5,064,663
Career Education Corp.*	301,652	2,018,052
Coinstar, Inc.*(a)	212,685	14,602,952
DeVry, Inc.	155,042	4,801,651

		26,487,318

Diversified Financial Services — 0.5%
ING Groep NV (Netherlands), ADR*(a)	1,451,109	9,693,408
Leucadia National Corp.	189,640	4,033,643
MarketAxess Holdings, Inc.	150,509	4,009,560

		17,736,611

Diversified Telecommunication Services — 3.7%
8x8, Inc.*(a)	294,251	1,235,854
AT&T, Inc.(a)	1,078,943	38,475,107
BT Group PLC (United Kingdom), ADR(a)	1,077,890	35,764,390
China Unicom Hong Kong Ltd. (Hong Kong), ADR	728,362	9,140,943
Cincinnati Bell, Inc.*(a)	848,376	3,155,959
France Telecom SA (France), ADR	840,314	11,016,517
Nippon Telegraph & Telephone Corp. (Japan), ADR	556,657	12,881,043
Telecom Italia SpA (Italy), ADR	1,121,371	11,045,504

		122,715,317

Electric Utilities — 0.5%
American Electric Power Co., Inc.	433,881	17,311,852

Electrical Equipment — 0.1%
EnerSys*(a)	81,045	2,842,248

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 1.8%
Benchmark Electronics, Inc.*	162,333	$2,264,545
Coherent, Inc.*	47,998	2,078,313
FARO Technologies, Inc.*	68,781	2,894,304
Hitachi Ltd. (Japan), ADR	220,708	13,551,471
Jabil Circuit, Inc.	1,155,135	23,483,895
MTS Systems Corp.	99,881	3,850,413
OSI Systems, Inc.*	129,420	8,197,463
SYNNEX Corp.*(a)	66,306	2,286,894

		58,607,298

Energy Equipment & Services — 0.6%
Oil States International, Inc.*(a)	288,575	19,103,665

Food & Staples Retailing — 0.9%
Casey’s General Stores, Inc.	52,809	3,115,203
Costco Wholesale Corp.	64,385	6,116,575
CVS Caremark Corp.(a)	122,245	5,712,509
United Natural Foods, Inc.*	60,488	3,318,372
Walgreen Co.	164,324	4,860,704
Whole Foods Market, Inc.	67,777	6,460,504

		29,583,867

Food Products — 1.6%
B&G Foods, Inc.	198,151	5,270,817
Cal-Maine Foods, Inc.(a)	90,445	3,536,400
Hormel Foods Corp.(a)	192,769	5,864,033
Kraft Foods, Inc. (Class A Stock)	866,846	33,477,593
Lancaster Colony Corp.	41,800	2,976,578

		51,125,421

Healthcare Providers & Services — 1.1%
Air Methods Corp.*(a)	53,180	5,224,935
AMERIGROUP Corp.*(a)	80,344	5,295,473
Chemed Corp.(a)	43,976	2,657,909
Henry Schein, Inc.*	73,123	5,739,424
Humana, Inc.	61,984	4,800,041
LifePoint Hospitals, Inc.*	69,974	2,867,535
Magellan Health Services, Inc.*	56,331	2,553,484
Molina Healthcare, Inc.*	81,478	1,911,474
UnitedHealth Group, Inc.	98,318	5,751,603

		36,801,878

Hotels, Restaurants & Leisure — 1.6%
BJ’s Restaurants, Inc.*(a)	115,450	4,387,100
Bob Evans Farms, Inc.	73,436	2,952,127
Buffalo Wild Wings, Inc.*(a)	31,282	2,710,272
Caribou Coffee Co., Inc.*	87,294	1,126,966
Ladbrokes PLC (United Kingdom)	13,694,099	33,738,236
Peet’s Coffee & Tea, Inc.*(a)	53,706	3,224,508
Red Robin Gourmet Burgers, Inc.*	60,293	1,839,539
Shuffle Master, Inc.*	227,960	3,145,848

		53,124,596

Household Products — 0.2%
Church & Dwight Co., Inc.	114,879	6,372,338

Industrial Conglomerates — 1.1%
General Electric Co.(a)	1,719,218	35,828,503

Insurance — 1.7%
CNO Financial Group, Inc.	365,514	2,851,009
Mercury General Corp.	383,650	15,986,696
ProAssurance Corp.	62,132	5,535,340

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
RSA Insurance Group PLC (United Kingdom)	18,820,033	$31,948,576

		56,321,621

Internet Software & Services — 0.4%
Akamai Technologies, Inc.*	149,631	4,750,784
DealerTrack Holdings, Inc.*	182,068	5,482,067
LivePerson, Inc.*(a)	222,417	4,239,268

		14,472,119

IT Services — 1.7%
Cardtronics, Inc.*	185,502	5,604,015
Heartland Payment Systems, Inc.	161,854	4,868,568
Logica PLC (United Kingdom)	23,529,627	39,130,465
Mantech International Corp. (Class A Stock)	79,889	1,874,995
Visa, Inc. (Class A Stock)	46,155	5,706,143

		57,184,186

Machinery — 0.5%
Cascade Corp.	89,624	4,216,809
Cummins, Inc.	45,107	4,371,319
ITT Corp.	117,558	2,069,021
RBC Bearings, Inc.*	92,886	4,393,508

		15,050,657

Media — 1.2%
DISH Network Corp. (Class A Stock)	1,166,637	33,307,486
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	139,695	2,662,587
Sinclair Broadcast Group, Inc. (Class A Stock)	420,156	3,806,613

		39,776,686

Metals & Mining — 1.2%
ArcelorMittal (Luxembourg)(a)	608,031	9,284,633
Century Aluminum Co.*(a)	271,516	1,990,212
Commercial Metals Co.	1,216,402	15,375,321
POSCO (South Korea), ADR	142,831	11,489,326

		38,139,492

Multiline Retail — 1.7%
Dillard’s, Inc. (Class A Stock)	252,581	16,084,358
Dollar Tree, Inc.*	124,042	6,673,460
Macy’s, Inc.	979,326	33,639,848

		56,397,666

Multi-Utilities — 2.2%
Avista Corp.	667,076	17,810,929
DTE Energy Co.	302,816	17,966,073
Integrys Energy Group, Inc.(a)	311,874	17,736,274
Sempra Energy	282,119	19,432,357

		72,945,633

Oil, Gas & Consumable Fuels — 3.3%
Apache Corp.	50,096	4,402,937
BP PLC (United Kingdom), ADR	275,419	11,165,486
Chevron Corp.	200,348	21,136,714
China Petroleum & Chemical Corp. (China), ADR	115,599	10,310,275
Encana Corp. (Canada)(a)	655,854	13,661,439
Eni SpA (Italy), ADR(a)	281,600	11,973,632
Hollyfrontier Corp.	172,318	6,105,227

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleo Brasileiro SA (Brazil), ADR	433,708	$8,140,699
Royal Dutch Shell PLC (United Kingdom), ADR	178,562	12,040,436
Total SA (France), ADR	233,245	10,484,363

		109,421,208

Paper & Forest Products — 0.8%
Buckeye Technologies, Inc.	164,913	4,698,371
MeadWestvaco Corp.	542,136	15,586,410
Neenah Paper, Inc.	173,551	4,632,076
P.H. Glatfelter Co.	181,562	2,972,170

		27,889,027

Personal Products — 0.1%
Prestige Brands Holdings, Inc.*	211,627	3,345,823

Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	169,185	6,082,201
Forest Laboratories, Inc.*	167,890	5,874,471
Hi-Tech Pharmacal Co., Inc.*	54,106	1,753,034
Medicines Co. (The)*	125,174	2,871,492
Pfizer, Inc.	2,328,477	53,554,971

		70,136,169

Professional Services — 0.2%
Advisory Board Co. (The)*	138,862	6,886,167

Real Estate Investment Trusts — 0.2%
Anworth Mortgage Asset Corp.	419,728	2,959,082
Capstead Mortgage Corp.	203,787	2,834,677

		5,793,759

Road & Rail — 0.7%
Old Dominion Freight Line, Inc.*	451,231	19,533,790
Werner Enterprises, Inc.	111,269	2,658,216

		22,192,006

Semiconductors & Semiconductor Equipment — 1.9%
Atmel Corp.*(a)	523,361	3,506,519
ATMI, Inc.*	222,671	4,580,342
Cirrus Logic, Inc.*(a)	467,222	13,960,593
First Solar, Inc.*(a)	150,825	2,271,424
Intel Corp.	1,209,256	32,226,672
Monolithic Power Systems, Inc.*	143,372	2,848,802
Omnivision Technologies, Inc.*	162,140	2,166,190

		61,560,542

Software — 0.6%
ACI Worldwide, Inc.*	71,152	3,145,630
Activision Blizzard, Inc.(a)	455,229	5,458,196
Bottomline Technologies, Inc.*	151,311	2,731,164
CA, Inc.(a)	201,246	5,451,754
Manhattan Associates, Inc.*	86,247	3,942,350

		20,729,094

Specialty Retail — 4.1%
Advance Auto Parts, Inc.	463,974	31,652,306
Asbury Automotive Group, Inc.*	128,525	3,044,757
Body Central Corp.*	67,779	610,011
Buckle, Inc. (The)(a)	61,000	2,413,770
Children’s Place Retail Stores, Inc. (The)*(a).	53,499	2,665,855
Finish Line, Inc. (The) (Class A Stock)	210,753	4,406,845
GameStop Corp. (Class A Stock)(a)	235,320	4,320,475

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Specialty Retail (continued)
Hibbett Sports, Inc.*	110,946	$6,402,694
Lithia Motors, Inc. (Class A Stock)	86,908	2,003,229
Men’s Wearhouse, Inc. (The)	287,357	8,086,226
Monro Muffler Brake, Inc.(a)	127,662	4,243,485
PetSmart, Inc.	617,534	42,103,468
Ross Stores, Inc.	102,446	6,399,802
Sonic Automotive, Inc. (Class A Stock)(a)	280,581	3,835,542
Tractor Supply Co.(a)	63,425	5,268,080
Vitamin Shoppe, Inc.*(a)	124,608	6,844,717

		134,301,262

Textiles, Apparel & Luxury Goods — 0.1%
Iconix Brand Group, Inc.*(a)	149,755	2,616,220

Thrifts & Mortgage Finance — 1.5%
Astoria Financial Corp.(a)	1,800,011	17,640,108
New York Community Bancorp, Inc.(a)	1,258,218	15,765,472
People’s United Financial, Inc.	1,305,080	15,151,979

		48,557,559

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	67,447	2,485,422
United Rentals, Inc.*(a)	360,791	12,281,326
W.W. Grainger, Inc.	26,264	5,022,727

		19,789,475

Transportation Infrastructure — 0.9%
COSCO Pacific Ltd. (Bermuda)	21,558,000	29,579,687

Wireless Telecommunication Services — 1.7%
NTT DoCoMo, Inc. (Japan), ADR(a)	765,162	12,739,947
VimpelCom Ltd. (Bermuda), ADR	1,083,560	8,787,672
Vodafone Group PLC (United Kingdom)	11,989,785	33,700,270

		55,227,889

TOTAL COMMON STOCKS (cost $2,105,890,158)		2,024,863,872

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
BANK LOANS(c) — 2.7%
Aerospace & Defense — 0.1%
DynCorp International,
Term Loan
6.250%	07/07/16	Ba2	$893	890,020
TransDigm, Inc.,
Tranche Term Loan B-1
4.000%	02/14/17	Ba2	991	989,132

				1,879,152

Auto Components — 0.1%
Goodyear Tire & Rubber Co.,
Second Lien Term Loan
4.750%	03/27/19	Ba1	714	696,429
Metalydyne LLC,
Term Loan B
5.250%	05/17/17	B1	492	485,575

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Auto Components (continued)
Tomkins PLC,
Term Loan B-1
4.250%	09/29/16	Ba2	$982	$980,034

				2,162,038

Automobiles
Chrysler Group LLC,
New Term Loan B
6.000%	05/25/17	Ba2	995	1,000,696

Biotechnology
Grifols, Inc.,
New U.S. Tranche Term Loan B
4.500%	02/02/19	Ba3	1,160	1,147,137

Capital Markets — 0.1%
Hamilton Lane Advisors,
Term Loan B
6.500%	02/28/18	Ba3	564	561,464
LPL Holdings, Inc.,
Initial Tranche Term Loan B
4.000%	03/06/19	Ba2	333	328,967
Mondrian Investment Partners Ltd.,
Term Loan B
5.500%	07/12/18	Ba2	672	670,000
Nuveen Investments, Inc.,
Additional Extended First-Lien Term Loan
5.966%	05/13/17	B2	1,000	980,833

				2,541,264

Chemicals — 0.2%
Ascend Performance Materials,
Term Loan B
6.750%	04/04/18	B1	299	290,647
Ashland, Inc.,
Term Loan B
3.750%	07/19/18	Baa2	992	993,010
AZ Chem US, Inc.,
Term Loan B
7.250%	12/19/17	Ba3	691	692,982
Ineos US Finance LLC,
6 Year Term Loan
6.500%	04/25/18	B1	784	766,073
PolyOne Corp.,
Term Loan B
5.000%	11/30/17	Ba1	633	632,390
Taminco Global Chemical Corp.,
Tranche Dollar Term Loan B-1
5.250%	02/15/19	B1	499	498,750
Tronox, Inc.,
Delayed Draw Term Loan
4.250%	02/08/18	Ba2	247	242,308
Term Loan B
4.250%	01/27/19	Ba2	907	890,161

				5,006,321

Commercial Services & Supplies
WCA Waste Corp.,
Term Loan B
5.500%	03/01/18	B1	499	494,698

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Communications Equipment
Commscope, Inc.,
Tranche Term Loan 1
4.250%	01/14/18	Ba3	$995	$989,366

Construction & Engineering
Terex Corp.,
U.S. Term Loan
5.500%	04/28/17	Ba2	497	499,359
Wireco Worldgroup, Inc.,
Term Loan B
6.000%	02/15/17	Ba2	600	598,500

				1,097,859

Containers & Packaging
Reynolds Consumer Products Holdings, Inc.,
Tranche Term Loan C
6.500%	08/03/18	Ba3	982	986,023

Diversified Consumer Services
Asurion Corp.,
First Lien Term Loan
5.500%	05/24/18	Ba3	950	945,767

Diversified Financial Services — 0.2%
Alixpartners LLP,
Term Loan B-1
4.250%	05/24/17	Ba3	1,000	993,750
Flying Fortress, Inc. (ILFC),
Term Loan B
5.000%	02/10/17	Ba2	1,000	1,003,750
iPayment, Inc.,
Term Loan B
5.750%	05/08/17	Ba2	502	502,408
MoneyGram Payment Systems Worldwide, Inc.,
Term Loan B
4.250%	11/18/17	Ba1	1,150	1,132,750
RPI Finance Trust,
6.75 Year Term Loan
4.000%	05/08/18	Baa2	988	977,703
Incremental New Term Loan
4.000%	11/09/18	Baa2	399	395,674

				5,006,035

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings S.A.,
Tranche Term Loan B
5.250%	04/02/18	B1	992	986,278
Level 3 Financing, Inc.,
Term Loan B III
5.750%	09/01/18	Ba3	500	498,334
Telesat Canada,
U.S. Term Loan B
4.250%	03/08/19	Ba3	571	564,388

				2,049,000

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
Replacement First Lien Term Facility
5.250%	09/29/18	B1	997	998,429

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing (continued)
SUPERVALU, Inc.,
Advance Term Loan B-3
4.500%	04/29/18	B1	$475	$467,132

				1,465,561

Food Products — 0.1%
Dean Foods Co.,
2017 Tranche Term Loan B (extending)
3.500%	04/02/17	Ba3	995	979,171
Dole Food Company, Inc.,
Tranche Term Loan B-2
5.000%	07/08/18	Ba2	347	345,634
Tranche Term Loan C-2
5.000%	07/08/18	Ba2	620	618,503
JBS USA, LLC,
Initial Term Loan
4.250%	05/25/18	Ba3	995	960,151

				2,903,459

Healthcare Equipment & Supplies — 0.1%
Bausch & Lomb,
Term Loan B
5.250%	05/10/19	B1	714	709,152
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Extended Tranche Term Loan B-2
5.245%	11/01/16	Ba2	590	583,389
Tranche Term Loan B-3
6.250%	09/15/17	Ba2	406	401,501

				1,694,042

Healthcare Providers & Services — 0.3%
Alere, Inc. (FKA IM US Holdings, LLC),
Term Loan B
4.750%	07/01/18	Ba3	993	977,199
Community Health Systems,
Extended Term Loan
3.967%	01/25/17	Ba3	1,119	1,098,777
DaVita, Inc.,
Tranche Term Loan B
4.500%	10/20/16	Ba2	990	989,950
Emdeon Business Services LLC,
Term Loan B-1
5.000%	11/02/18	Ba3	831	829,691
Emergency Medical Services Corp.,
Initial Term Loan
5.250%	05/25/18	B1	886	875,016
Fresenius SE,
Term Loan D1
3.500%	09/10/14	Baa3	643	641,488
Term Loan D2
3.500%	09/10/14	Baa3	345	343,916
HCA, Inc.,
Tranche Term Loan B-3
3.495%	05/31/18	Ba3	1,000	969,688
Health Management Associates, Inc.,
Term Loan B
4.500%	11/23/18	Ba3	905	895,823

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Healthcare Providers & Services (continued)
Rural Metro Corp.,
First Lien Term Loan
5.750%	06/30/18	Ba3	$992 $	972,135
Vanguard Health Holding Co. II LLC/Vanguard Health System, Inc.,
Initial Term Loan B
5.000%	01/29/16	Ba2	993	987,556

				9,581,239

Healthcare Technology
Kinetic Concepts, Inc.,
Dollar Term Loan B-1
7.000%	04/27/18	Ba2	452	454,534

Hotels, Restaurants & Leisure — 0.1%
Focus Brands, Inc.,
First Lien Term Loan
6.250%	02/07/18	B1	797	798,645
Penn National Gaming, Inc,
Facility Term Loan B
3.750%	07/15/18	Ba1	990	987,929
Pinnacle Entertainment, Inc.,
Incremental Term Loan Series A
4.000%	03/05/19	Ba1	333	330,630
Scientific Games Corp.,
Tranche Term Loan B-1
3.000%	06/30/15	Ba1	994	983,886
Six Flags, Inc.,
Tranche Term Loan B
4.250%	01/17/19	B1	615	610,330
Wendy’s International, Inc.,
Delayed Term Loan
0.500%	04/20/19	B1	222	220,065
Term Loan B
4.750%	04/20/19	B1	278	275,769

				4,207,254

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The),
Initial Term Loan B
4.250%	06/01/18	Ba1	990	988,737
Calpine Corp.,
Term Loan B-1
4.500%	04/01/18	B1	990	982,241
Freif North American Power I LLC,
Term Loan B
6.000%	02/14/19	Ba3	532	529,155
Term Loan C
6.000%	03/02/19	Ba3	84	83,153
NRG Energy, Inc.,
Term Loan B
4.000%	07/01/18	Baa3	990	982,300

				3,565,586

Industrial Conglomerates
Colfax Corp.,
Facility Term Loan B
4.500%	12/07/18	Ba2	1,244	1,240,641

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
IT Services
Presidio, Inc.,
Term Loan B
7.250%	03/31/17	Ba3	$947	$951,693

Leisure Equipment & Products
Freedom Group (FGI Operating Company, LLC),
Term Loan B
5.500%	04/11/19	Ba3	143	142,857
Live Nation Entertainment, Inc.,
Term Loan B
4.500%	11/07/16	Ba2	990	985,749

				1,128,606

Life Sciences Tools & Services
Quintiles Transnational Corp.,
Term Loan B
5.000%	06/08/18	B1	995	980,672

Media — 0.3%
AMC Entertainment,
Term Loan B-2 (Extending)
3.495%	12/15/16	Ba2	992	987,496
Bresnan Broadband Holdings LLC,
Term Loan B
4.500%	12/14/17	Ba3	990	979,060
Cequel Communications Suddenlink,
Term Loan B
4.000%	02/02/19	Ba2	998	975,264
Charter Communications Operating, LLC,
Term Loan D
4.000%	04/03/19	Ba1	120	118,772
Cumulus Media Holdings, Inc.,
Term Loan B
5.750%	09/16/18	Ba2	995	991,235
Formula One (Alpha Topco Ltd),
US Term Loan B
5.750%	04/10/17	Ba3	998	994,650
Hubbard Radio LLC,
First Lien Term Loan
5.250%	04/29/17	Ba3	803	798,444
Kabel Deutschland,
Term Loan F
4.250%	01/18/19	Ba2	1,250	1,232,812
LIN Television Corp.,
Tranche Term Loan B
5.000%	01/09/19	Ba3	426	426,429
Sinclair Television Group, Inc.,
New Tranche Term Loan B
4.000%	10/28/16	Baa3	987	980,777
Univision Communications, Inc.,
Extended First-Lien Term Loan
4.495%	03/31/17	B2	968	910,804
UPC Financing Partnership,
Facility Term Loan AB
4.750%	12/31/17	Ba3	545	541,364

				9,937,107

Metals & Mining
Novelis, Inc.,
Term Loan B
4.000%	03/10/17	Ba2	990	970,151

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels
Arch Coal, Inc.,
Term Loan
5.750%	05/14/18	Ba3	$429	$419,770

Pharmaceuticals — 0.2%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.),
Dollar Term Loan 2
5.250%	09/15/17	Ba3	640	639,262
IMS Healthcare, Inc.,
Tranche Dollar Term Loan B
4.500%	08/26/17	Ba3	1,141	1,132,689
Pharmaceutical Products Development, Inc.,
Term Loan B
6.250%	12/05/18	Ba3	995	998,234
Valeant Pharmaceutical,
Incremental Term Loan C
4.750%	05/30/19	Ba1	800	786,600
Warner Chilcott Co. LLC,
Term Loan B-2
4.250%	03/15/18	Ba3	226	225,027
Warner Chilcott Corp.,
Term Loan B-1
4.250%	03/15/18	Ba3	453	450,055
WC Luxco S.A.R.L.,
Term Loan B-3
4.250%	03/15/18	Ba3	311	309,413

				4,541,280

Professional Services — 0.2%
Acosta Sales Co.,
Term Loan B
5.750%	03/01/18	Ba3	981	971,772
Advantage Sales & Marketing,
First Lien Term Loan
5.250%	12/17/17	B1	990	976,338
Affinion Group,
Tranche Term Loan B
5.000%	10/09/16	Ba3	990	899,563
Nielsen Finance LLC,
Class C Dollar Term Loan
3.491%	05/02/16	Ba2	990	980,413
Symphonyiri Group, Inc.,
Term Loan B-2
5.000%	12/01/17	B1	1,141	1,131,367

				4,959,453

Real Estate Investment Trusts
iStar Financial, Inc.,
Tranche Term Loan A-1
5.000%	06/28/13	B1	363	361,132
Tranche Term Loan A-1 (2012)
5.250%	03/09/16	B1	401	397,399

				758,531

Road & Rail — 0.1%
Hertz Corp. (The),
First Lien Term Loan B-1
3.750%	03/11/18	Ba1	990	976,363

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Road & Rail (continued)
Swift Transportation Co. LLC,
Tranche Term Loan B-2
5.000%	12/15/17	B1	$270	$270,279

				1,246,642

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Tranche Term Loan B-1
4.489%	12/01/16	B1	1,000	944,000

Software — 0.1%
Datatel (Sophia, L.P.),
Term Loan B
6.250%	07/17/18	B1	599	600,932
Dealer Computer Services, Inc.,
Tranche Term Loan B
3.750%	04/06/18	Ba2	764	758,199
Eagle Parent, Inc.,
Term Loan B
5.000%	05/16/18	Ba3	995	979,304
Lawson Software Lawson Software,
Tranche Term Loan B
6.250%	03/23/18	Ba3	786	788,264
Trizetto Group, Inc.(TZ Merger Sub, Inc.),
Term Loan B
4.750%	05/02/18	B1	995	968,442

				4,095,141

Specialty Retail — 0.1%
Ascena Retail Group, Inc.,
Tranche Term Loan B
4.750%	06/06/18	Ba2	750	749,375
KAR Auction Services, Inc.,
Term Loan B
5.000%	05/19/17	Ba3	768	768,145
Neiman Marcus Group,
Term Loan B
4.750%	05/16/18	B2	1,000	986,661
Pilot Travel Centers LLC,
Initial Tranche Term Loan B
4.250%	03/30/18	Ba2	971	969,749
Savers, Inc.,
Term Loan B
6.250%	06/22/19	Ba3	200	199,500

				3,673,430

Textiles, Apparel & Luxury Goods
Wolverine World Wide, Inc.,
Term Loan B
4.750%	06/22/19	Ba2	300	300,188

Wireless Telecommunication Services — 0.1%
Crown Castle Operating Co.,
Tranche Term Loan B
4.000%	01/31/19	Ba3	995	977,097
Neustar, Inc.,
Term Advance
5.000%	11/08/18	Ba2	902	901,145
Syniverse Holdings, Inc.,
Initial Term Loan
5.000%	04/20/19	B1	1,000	992,500

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Wireless Telecommunication Services (continued)
Towerco Finance LLC,
Term Loan B
4.500%	02/02/17	Ba3	$995	$997,450

				3,868,192

TOTAL BANK LOANS (cost $88,481,749)				89,192,528

CORPORATE BONDS — 25.6%
Aerospace & Defense — 0.3%
United Technologies Corp.,
Sr. Unsec’d. Notes
1.200%	06/01/15(a)	A2	10,400	10,521,025

Air Freight & Logistics — 0.3%
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21	Aa3	8,700	9,315,595

Beverages — 0.4%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%	09/01/16(a)	Aa3	12,775	13,120,909
PepsiCo, Inc.,
Sr. Unsec’d. Notes
0.750%	03/05/15	Aa3	600	598,357

				13,719,266

Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.300%	05/03/15	A3	6,400	6,399,117
Sr. Unsec’d. Notes
5.150%	01/15/14	A3	5,600	5,819,677
6.000%	06/15/20	A3	7,300	7,793,254
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa2	3,000	3,103,959
6.150%	04/25/13	Baa2	8,700	9,004,544
6.875%	04/25/18	Baa2	5,655	6,327,583
Sub. Notes
6.110%	01/29/37	Baa3	9,700	9,139,951
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	Baa1	3,700	3,582,873
3.800%	04/29/16	Baa1	4,100	3,972,088
Sr. Unsec’d. Notes, MTN
5.550%	04/27/17	Baa1	7,800	7,880,870

				63,023,916

Chemicals — 0.4%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	Baa3	9,100	12,103,673

Commercial Banks — 1.9%
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	A2	6,900	6,978,646
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	7,800	8,258,741

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks (continued)
5.100%	03/24/21	Baa1	$9,900	$11,041,559
Wells Fargo & Co.,
Series l, Sr. Unsec’d. Notes
3.750%	10/01/14	A2	2,749	2,902,358
Sr. Notes
1.500%	07/01/15	A2	7,800	7,805,897
Sr. Unsec’d. Notes
2.625%	12/15/16	A2	11,200	11,510,162
5.625%	12/11/17	A2	2,800	3,269,641
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	A1	10,170	11,997,824

				63,764,828

Computers & Peripherals — 0.2%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.650%	12/09/21	A3	5,500	5,765,122

Consumer Finance — 1.0%
American Express Co.,
Sr. Unsec’d. Notes
8.150%	03/19/38	A3	6,100	9,656,080
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.150%	03/23/15	Baa1	5,300	5,341,314
4.750%	07/15/21	Baa1	10,600	11,566,508
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.500%	01/19/16	Baa1	7,300	7,905,513

				34,469,415

Diversified Financial Services — 4.4%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	4,600	4,686,006
5.700%	01/24/22	Baa2	6,500	7,158,411
5.875%	02/07/42	Baa2	1,000	1,095,380
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.650%	03/02/15(a)	Baa2	5,300	5,299,353
4.450%	01/10/17	Baa2	3,000	3,144,729
4.500%	01/14/22(a)	Baa2	7,800	8,056,261
Sub. Notes
5.000%	09/15/14	Baa3	9,800	10,045,657
6.125%	08/25/36	Baa3	7,500	7,376,828
Unsec’d. Notes
8.500%	05/22/19	Baa2	7,000	8,645,217
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.150%	01/09/15	A1	17,000	17,286,484
5.500%	01/08/20	A1	7,900	9,041,850
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21	A1	3,000	3,331,578
5.625%	09/15/17	A1	7,500	8,606,805
6.750%	03/15/32	A1	7,050	8,729,190
6.875%	01/10/39	A1	1,200	1,548,158
Unsec’d. Notes, MTN
2.300%	04/27/17	A1	9,400	9,463,553

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co.,
Sr. Notes
5.400%	01/06/42	A2	$1,900	$2,086,240
Sr. Unsec’d. Notes
3.150%	07/05/16	A2	6,000	6,170,424
4.250%	10/15/20	A2	7,000	7,353,598
6.400%	05/15/38	A2	7,474	8,986,319
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17	A1	4,500	5,038,299

				143,150,340

Diversified Telecommunication Services — 1.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	06/01/17	A2	5,500	5,525,586
3.000%	02/15/22	A2	1,800	1,828,597
3.875%	08/15/21	A2	11,000	11,981,849
5.550%	08/15/41	A2	2,000	2,383,914
6.300%	01/15/38	A2	5,900	7,348,987
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16(a)	A3	3,200	3,274,672
3.000%	04/01/16	A3	6,000	6,377,556
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	6,570	9,267,189

				47,988,350

Electric Utilities — 1.9%
Commonwealth Edison Co.,
First Mortgage
1.625%	01/15/14	A3	6,004	6,084,934
6.150%	09/15/17	A3	2,700	3,269,265
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15	Baa2	4,142	4,448,173
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	Baa3	9,640	10,587,467
Florida Power Corp.,
First Mortgage
5.650%	06/15/18	A2	4,700	5,665,399
6.400%	06/15/38	A2	6,036	8,232,090
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	A3	3,300	3,437,488
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	09/01/22	Baa1	4,300	5,223,150
PacifiCorp,
First Mortgage
2.950%	02/01/22	A2	2,700	2,772,652
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	7,200	7,882,099

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22	A3	$3,800	$3,914,828

				61,517,545

Food & Staples Retailing — 0.8%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
1.500%	10/25/15	Aa2	6,000	6,135,930
3.250%	10/25/20	Aa2	3,500	3,755,486
3.625%	07/08/20	Aa2	3,600	3,974,785
6.500%	08/15/37	Aa2	9,700	13,681,074

				27,547,275

Gas Utilities — 0.2%
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	7,200	7,540,258

Insurance — 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/20/15	Baa1	4,700	4,723,749
4.250%	09/15/14	Baa1	7,800	8,083,374
6.250%	05/01/36(a)	Baa1	3,900	4,498,127
MetLife, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/35	A3	6,950	8,238,884

				25,544,134

IT Services — 0.5%
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	Aa3	16,800	17,282,143

Media — 1.7%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	5,200	7,569,734
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1	3,000	3,014,115
6.950%	08/15/37	Baa1	12,300	15,798,317
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	6,700	7,191,968
Time Warner, Inc.,
Gtd. Notes
3.400%	06/15/22	Baa2	1,000	1,008,403
4.750%	03/29/21	Baa2	8,500	9,510,276
4.900%	06/15/42	Baa2	300	304,394
7.700%	05/01/32	Baa2	8,320	10,864,556

				55,261,763

Multi-Utilities — 2.3%
Consolidated Edison Co. of New York, Inc.,
Series 08-A, Sr. Unsec’d. Notes
5.850%	04/01/18	A3	9,800	11,942,006
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	2,200	2,848,421

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Multi-Utilities (continued)
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	Baa2	$9,500	$10,803,999
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	5,100	6,049,436
6.125%	04/01/36	Baa1	13,604	17,021,951
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34	A3	5,800	7,309,085
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14	Baa1	13,500	13,711,086
6.500%	06/01/16	Baa1	6,400	7,529,139

				77,215,123

Oil, Gas & Consumable Fuels — 2.9%
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	A1	12,700	15,488,006
6.500%	02/01/39	A1	9,400	13,017,176
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21(a)	Baa2	12,700	13,434,212
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	02/15/18	Baa2	10,700	12,407,816
6.850%	02/15/20	Baa2	6,000	7,203,762
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	7,550	8,928,962
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.500%	02/15/18(a)	A1	1,200	1,203,739
2.700%	02/15/23	A1	4,200	4,226,418
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	Baa2	6,000	7,147,494
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15	Baa2	10,500	11,045,811

				94,103,396

Pharmaceuticals — 0.4%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	11,000	13,103,255

Real Estate Investment Trusts — 0.5%
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	03/15/22	A3	8,800	8,838,887
4.125%	12/01/21	A3	6,600	7,031,541

				15,870,428

Software — 0.4%
Oracle Corp.,
Sr. Unsec’d. Notes
5.375%	07/15/40	A1	9,800	12,007,254

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Tobacco — 0.9%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1	$7,500	$8,505,345
9.250%	08/06/19	Baa1	9,300	12,920,369
10.200%	02/06/39	Baa1	5,200	8,458,970

				29,884,684

TOTAL CORPORATE BONDS (cost $802,200,334)				840,698,788

Interest Rate	Maturity Date
U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds
3.125%	02/15/42		5,700	6,122,153
5.375%	02/15/31		6,830	9,952,594
U.S. Treasury Notes
0.250%	02/28/14		6,600	6,593,294
0.375%	04/15/15- 06/15/15		28,325	28,300,876
0.375%	11/15/14		13,000	13,007,111
0.500%	08/15/14(k)		4,930	4,946,560
0.625%	05/31/17		46,500	46,285,682
0.875%	04/30/17		16,500	16,625,037
1.750%	05/15/22(a)		2,100	2,117,063
2.000%	02/15/22		1,950	2,015,660
3.125%	11/15/41		4,150	4,461,250
3.625%	02/15/20(k)		7,740	9,104,779

TOTAL U.S. TREASURY OBLIGATIONS (cost $148,172,521)				149,532,059

TOTAL LONG-TERM INVESTMENTS (cost $3,144,744,762)				3,104,287,247

			Shares

SHORT-TERM INVESTMENT — 14.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $478,355,228; includes $306,338,341 of cash collateral for securities on loan)(b)(w)(Note 4)			478,355,228	478,355,228

TOTAL INVESTMENTS — 108.9% (cost $3,623,099,990)	$3,582,642,475
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (8.9)%	(291,790,514)

NET ASSETS — 100.0%	$3,290,851,961

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
BKNT	Bank Note
MTN	Medium Term Note

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $305,509,887; cash collateral of $306,338,341 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Positions:
147	Euro STOXX 50	Sep.2012	$3,956,834	$4,194,951	$238,117
47	FTSE 100 Index	Sep.2012	3,962,366	4,065,418	103,052
264	Mini MSCI EAFE Index	Sep.2012	17,835,960	18,794,160	958,200
89	Russell 2000 Mini	Sep.2012	6,776,460	7,079,060	302,600
916	S&P 500 E-Mini	Sep.2012	59,943,040	62,123,120	2,180,080
37	TOPIX Index	Sep.2012	3,303,059	3,559,517	256,458

					$4,038,507

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,719,972,444	$304,891,428	$—
Bank Loans	—	89,192,528	—
Corporate Bonds	—	840,698,788	—
U.S. Treasury Obligations	—	149,532,059	—
Affiliated Money Market Mutual Fund	478,355,228	—	—
Other Financial Instruments*
Futures	4,038,507	—	—

Total	$2,202,366,179	$1,384,314,803	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $930,408,601. $155,754,773 was transferred into Level 2 from Level 1 at 6/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (9.3% represents investments purchased with collateral from securities on loans)	14.6%
Commercial Banks	9.0
Oil, Gas & Consumable Fuels	6.2
Diversified Telecommunication Services	5.3
Diversified Financial Services	5.1
Multi-Utilities	4.5
U.S. Treasury Obligations	4.5
Specialty Retail	4.2
Media	3.2
Capital Markets	3.1
Computers & Peripherals	2.8
Pharmaceuticals	2.7
Insurance	2.5
Electric Utilities	2.4
Chemicals	2.3
IT Services	2.2
Semiconductors & Semiconductor Equipment	1.9
Wireless Telecommunication Services	1.8
Electronic Equipment, Instruments & Components	1.8
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.7
Multiline Retail	1.7
Food Products	1.7
Thrifts & Mortgage Finance	1.5
Healthcare Providers & Services	1.4
Aerospace & Defense	1.4
Consumer Finance	1.2
Metals & Mining	1.2
Industrial Conglomerates	1.1

Software	1.1%
Airlines	0.9
Automobiles	0.9
Tobacco	0.9
Transportation Infrastructure	0.9
Paper & Forest Products	0.8
Diversified Consumer Services	0.8
Commercial Services & Supplies	0.8
Road & Rail	0.8
Real Estate Investment Trusts	0.7
Beverages	0.7
Biotechnology	0.6
Trading Companies & Distributors	0.6
Energy Equipment & Services	0.6
Machinery	0.5
Internet Software & Services	0.4
Professional Services	0.4
Auto Components	0.3
Air Freight & Logistics	0.3
Gas Utilities	0.2
Household Products	0.2
Communications Equipment	0.1
Construction & Engineering	0.1
Independent Power Producers & Energy Traders	0.1
Personal Products	0.1
Textiles, Apparel & Luxury Goods	0.1
Electrical Equipment	0.1
Healthcare Equipment & Supplies	0.1

108.9
Liabilities in excess of other assets	(8.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$4,038,507	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,951,345

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,102,452

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $95,446,535.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $305,509,887:
Unaffiliated investments (cost $3,144,744,762)	$3,104,287,247
Affiliated investments (cost $478,355,228)	478,355,228
Cash.	718,667
Deposit with broker	1,285
Dividends and interest receivable	18,921,066
Receivable for fund share sold	10,585,555
Due from broker-variation margin	2,732,609
Receivable for investments sold	2,495,329
Tax reclaim receivable	333,867
Prepaid expenses	2,945

Total Assets	3,618,433,798

LIABILITIES:
Payable to broker for collateral for securities on loan	306,338,341
Payable for investments purchased	20,112,179
Advisory fees payable	801,064
Accrued expenses and other liabilities	304,501
Shareholder servicing fees payable	23,084
Due to broker	1,477
Payable for fund share repurchased	699
Affiliated transfer agent fee payable	492

Total Liabilities	327,581,837

NET ASSETS.	$3,290,851,961

Net assets were comprised of:
Paid-in capital	$3,409,611,203
Retained earnings	(118,759,242)

Net assets, June 30, 2012	$3,290,851,961

Net asset value and redemption price per share, $3,290,851,961 / 343,774,222 outstanding shares of beneficial interest	$9.57

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,090,248 foreign withholding tax)	$31,509,490
Unaffiliated interest income	19,318,995
Affiliated income from securities lending, net	650,674
Affiliated dividend income	176,405

51,655,564

EXPENSES
Advisory fees	13,958,684
Shareholder servicing fees and expenses	1,642,198
Custodian and accounting fees	329,000
Trustees’ fees	20,000
Insurance expenses	17,000
Audit fee	14,000
Commitment fee on syndicated credit agreement	11,000
Legal fees and expenses	10,000
Loan interest expense (Note 7)	6,845
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	10,051

Total expenses	16,028,778
Less: shareholder servicing fee waiver	(564,885)

Net expenses	15,463,893

NET INVESTMENT INCOME	36,191,671

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	21,813,085
Futures transactions	1,951,345
Foreign currency transactions	(20,444)

23,743,986

Net change in unrealized appreciation (depreciation) on:
Investments	16,731,266
Futures	4,102,452
Foreign currencies	28,368

20,862,086

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	44,606,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,797,743

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,191,671	$68,621,405
Net realized gain on investment and foreign currency transactions	23,743,986	143,812,333
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,862,086	(343,458,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,797,743	(131,025,192)

DISTRIBUTIONS	(68,734,500)	(51,220,021)

FUND SHARE TRANSACTIONS:
Fund share sold [95,522,412 and 181,211,933 shares, respectively]	936,424,099	1,726,525,221
Fund share issued in reinvestment of distributions [7,335,592 and 5,264,134 shares, respectively]	68,734,500	51,220,021
Fund share repurchased [53,264,748 and 177,802,326 shares, respectively]	(510,395,159)	(1,598,901,720)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	494,763,440	178,843,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	506,826,683	(3,401,691)
NET ASSETS:
Beginning of period	2,784,025,278	2,787,426,969

End of period	$3,290,851,961	$2,784,025,278

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

LONG-TERM INVESTMENTS — 94.0%
COMMON STOCKS — 75.4%	Shares	Value (Note 2)

Aerospace & Defense — 0.4%
Curtiss-Wright Corp.	85,805	$2,664,245
Northrop Grumman Corp.	108,227	6,903,800
Raytheon Co.	127,919	7,238,936

		16,806,981

Airlines — 1.2%
Cathay Pacific Airways Ltd. (Hong Kong)	26,934,393	43,667,050
JetBlue Airways Corp.*(a)	624,443	3,309,548

		46,976,598

Auto Components — 0.3%
American Axle & Manufacturing Holdings, Inc.*	664,642	6,972,095
Standard Motor Products, Inc.	327,773	4,615,044

		11,587,139

Automobiles — 1.2%
Tata Motors Ltd. (India), ADR(a)	2,105,210	46,230,412

Beverages — 1.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	33,588	4,064,148
Molson Coors Brewing Co. (Class B Stock)	147,312	6,129,652
Monster Beverage Corp.*	582,693	41,487,742

		51,681,542

Biotechnology — 3.2%
Acorda Therapeutics, Inc.*	190,620	4,491,007
Biogen Idec, Inc.*	430,521	62,158,622
Gilead Sciences, Inc.*	951,120	48,773,434
PDL BioPharma, Inc.(a)	698,958	4,634,092
Pharmacyclics, Inc.*(a)	127,443	6,959,662

		127,016,817

Capital Markets — 1.3%
Credit Suisse Group AG (Switzerland), ADR(a)	565,060	10,357,550
Deutsche Bank AG (Germany)(a)	329,927	11,933,460
Man Group PLC (United Kingdom)	24,272,104	29,043,199

		51,334,209

Chemicals — 1.6%
CF Industries Holdings, Inc.	304,528	58,999,255
Minerals Technologies, Inc.	49,365	3,148,500

		62,147,755

Commercial Banks — 6.0%
Banco Bilbao Vizcaya Argentaria SA (Spain), ADR	1,709,461	12,085,889
Banco Santander SA (Spain), ADR(a)	1,845,325	12,105,332
Bank of China Ltd. (China) (Class H Stock)	119,282,000	45,819,205
Bank of the Ozarks, Inc.	170,569	5,130,716
Barclays PLC (United Kingdom), ADR(a)	1,001,035	10,310,661
BOC Hong Kong Holdings Ltd. (Hong Kong)	18,512,694	56,990,505
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	70,686,000	39,625,763
Mitsubishi UFJ Financial Group, Inc. (Japan), ADR	2,963,065	14,074,559
Mizuho Financial Group, Inc. (Japan), ADR(a)	4,643,609	15,463,218
Prosperity Bancshares, Inc.	75,863	3,188,522

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR(a)	2,228,667	$14,798,349
Texas Capital Bancshares, Inc.*	181,584	7,334,178

		236,926,897

Commercial Services & Supplies — 0.3%
Healthcare Services Group, Inc.	164,511	3,188,223
Rollins, Inc.	315,720	7,062,656

		10,250,879

Communications Equipment — 0.1%
EchoStar Corp. (Class A Stock)*	214,200	5,659,164

Computers & Peripherals — 5.4%
Apple, Inc.*	202,777	118,421,768
Seagate Technology PLC (Ireland)	3,627,767	89,714,678
Synaptics, Inc.*(a)	165,505	4,738,408

		212,874,854

Construction & Engineering — 0.1%
KBR, Inc.	175,086	4,326,375

Consumer Finance — 0.2%
EZCORP, Inc. (Class A Stock)*	102,787	2,411,383
First Cash Financial Services, Inc.*	147,812	5,937,608

		8,348,991

Diversified Consumer Services — 1.4%
Apollo Group, Inc. (Class A Stock)*(a)	500,628	18,117,727
Bridgepoint Education, Inc.*(a)	274,291	5,979,544
Career Education Corp.*(a)	356,138	2,382,563
Coinstar, Inc.*(a)	317,407	21,793,165
DeVry, Inc.	183,047	5,668,966

		53,941,965

Diversified Financial Services — 0.5%
ING Groep NV (Netherlands), ADR*(a)	1,713,227	11,444,356
Leucadia National Corp.	223,893	4,762,204
MarketAxess Holdings, Inc.	177,696	4,733,821

		20,940,381

Diversified Telecommunication Services — 4.4%
8x8, Inc.*(a)	347,400	1,459,080
AT&T, Inc.(a)	1,698,449	60,566,691
BT Group PLC (United Kingdom), ADR	1,696,781	56,299,194
China Unicom Hong Kong Ltd. (Hong Kong), ADR(a)	859,928	10,792,096
Cincinnati Bell, Inc.*	1,001,619	3,726,023
France Telecom SA (France), ADR	992,098	13,006,405
Nippon Telegraph & Telephone Corp. (Japan), ADR	657,206	15,207,747
Telecom Italia SpA (Italy), ADR	1,323,923	13,040,642

		174,097,878

Electrical Equipment — 0.1%
EnerSys*(a)	95,686	3,355,708

Electronic Equipment, Instruments & Components — 2.0%
Benchmark Electronics, Inc.*	191,653	2,673,559
Coherent, Inc.*	56,668	2,453,724
FARO Technologies, Inc.*	81,203	3,417,022
Hitachi Ltd. (Japan), ADR(a)	260,572	15,999,121
Jabil Circuit, Inc.	1,818,386	36,967,787
MTS Systems Corp.	157,228	6,061,139

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components (continued)
OSI Systems, Inc.*	152,795	$9,678,035
SYNNEX Corp.*(a)	78,282	2,699,946

		79,950,333

Energy Equipment & Services — 0.8%
Oil States International, Inc.*(a)	454,266	30,072,409

Food & Staples Retailing — 0.9%
Casey’s General Stores, Inc.	62,348	3,677,909
Costco Wholesale Corp.	76,013	7,221,235
CVS Caremark Corp.(a)	144,326	6,744,354
United Natural Foods, Inc.*	71,416	3,917,882
Walgreen Co.	194,006	5,738,698
Whole Foods Market, Inc.	80,021	7,627,602

		34,927,680

Food Products — 1.8%
B&G Foods, Inc.	233,943	6,222,884
Cal-Maine Foods, Inc.(a)	106,786	4,175,333
Hormel Foods Corp.	227,588	6,923,227
Kraft Foods, Inc. (Class A Stock)	1,364,570	52,699,693
Lancaster Colony Corp.	49,350	3,514,214

		73,535,351

Healthcare Equipment & Supplies — 1.2%
Intuitive Surgical, Inc.*	84,841	46,984,097

Healthcare Providers & Services — 1.1%
Air Methods Corp.*	62,788	6,168,921
AMERIGROUP Corp.*(a)	94,859	6,252,157
Chemed Corp.(a)	51,920	3,138,045
Henry Schein, Inc.*	86,331	6,776,120
Humana, Inc.	73,183	5,667,292
LifePoint Hospitals, Inc.*	82,612	3,385,440
Magellan Health Services, Inc.*	66,507	3,014,762
Molina Healthcare, Inc.*	96,196	2,256,758
UnitedHealth Group, Inc.	116,076	6,790,446

		43,449,941

Hotels, Restaurants & Leisure — 3.1%
BJ’s Restaurants, Inc.*(a)	136,305	5,179,590
Bob Evans Farms, Inc.	86,700	3,485,340
Buffalo Wild Wings, Inc.*(a)	36,934	3,199,962
Caribou Coffee Co., Inc.*(a)	103,062	1,330,530
Ladbrokes PLC (United Kingdom)	21,537,672	53,062,495
Peet’s Coffee & Tea, Inc.*(a)	63,407	3,806,956
Red Robin Gourmet Burgers, Inc.*	71,185	2,171,854
Shuffle Master, Inc.*	269,139	3,714,118
Starbucks Corp.	894,531	47,696,393

		123,647,238

Household Products — 0.2%
Church & Dwight Co., Inc.	135,629	7,523,341

Industrial Conglomerates — 1.4%
General Electric Co.(a)	2,706,348	56,400,292

Insurance — 1.5%
CNO Financial Group, Inc.	431,537	3,365,989
ProAssurance Corp.	73,355	6,535,197
RSA Insurance Group PLC (United Kingdom)	29,599,588	50,247,770

		60,148,956

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services — 0.4%
Akamai Technologies, Inc.*	176,661	$5,608,987
DealerTrack Holdings, Inc.*	214,954	6,472,265
LivePerson, Inc.*(a)	262,595	5,005,061

		17,086,313

IT Services — 2.1%
Cardtronics, Inc.*	219,010	6,616,292
Heartland Payment Systems, Inc.	191,089	5,747,957
Logica PLC (United Kingdom)	36,973,328	61,487,737
Mantech International Corp. (Class A Stock)	94,320	2,213,690
Visa, Inc. (Class A Stock)	54,492	6,736,846

		82,802,522

Leisure Equipment & Products — 0.9%
Mattel, Inc.	1,118,498	36,284,075

Machinery — 0.5%
Cascade Corp.	141,086	6,638,096
Cummins, Inc.	53,255	5,160,942
ITT Corp.	138,794	2,442,774
RBC Bearings, Inc.*	109,665	5,187,155

		19,428,967

Media — 1.5%
DISH Network Corp. (Class A Stock)	1,836,491	52,431,818
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	164,929	3,143,547
Sinclair Broadcast Group, Inc. (Class A Stock)	661,398	5,992,266

		61,567,631

Metals & Mining — 0.7%
ArcelorMittal (Luxembourg)(a)	717,864	10,961,783
Century Aluminum Co.*	320,559	2,349,697
POSCO (South Korea), ADR	168,631	13,564,678

		26,876,158

Multiline Retail — 3.2%
Dillard’s, Inc. (Class A Stock)	397,610	25,319,805
Dollar Tree, Inc.*(a)	937,940	50,461,172
Macy’s, Inc.	1,541,632	52,955,059

		128,736,036

Oil, Gas & Consumable Fuels — 2.8%
Apache Corp.	59,145	5,198,254
BP PLC (United Kingdom), ADR	325,169	13,182,351
Chevron Corp.	59,135	6,238,743
China Petroleum & Chemical Corp. (China), ADR	136,481	12,172,740
Encana Corp. (Canada)(a)	774,321	16,129,106
Eni SpA (Italy), ADR(a)	332,466	14,136,454
Hollyfrontier Corp.	203,444	7,208,021
Petroleo Brasileiro SA (Brazil), ADR	512,051	9,611,197
Royal Dutch Shell PLC (United Kingdom), ADR	210,816	14,215,323
Total SA (France), ADR(a)	275,378	12,378,241

		110,470,430

Paper & Forest Products — 0.4%
Buckeye Technologies, Inc.	194,703	5,547,088
Neenah Paper, Inc.	273,202	7,291,761

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products (continued)
P.H. Glatfelter Co.	214,358	$3,509,040

		16,347,889

Personal Products — 0.1%
Prestige Brands Holdings, Inc.*	249,853	3,950,176

Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	199,744	7,180,797
Forest Laboratories, Inc.*	198,217	6,935,613
Hi-Tech Pharmacal Co., Inc.*	63,880	2,069,712
Medicines Co. (The)*	147,781	3,390,096
Pfizer, Inc.	2,443,621	56,203,283

		75,779,501

Professional Services — 0.2%
Advisory Board Co. (The)*	163,946	8,130,082

Real Estate Investment Trusts — 0.2%
Anworth Mortgage Asset Corp.	495,544	3,493,585
Capstead Mortgage Corp.	240,597	3,346,704

		6,840,289

Road & Rail — 0.8%
Old Dominion Freight Line, Inc.*	660,864	28,608,803
Werner Enterprises, Inc.	131,368	3,138,382

		31,747,185

Semiconductor Equipment & Product — 4.1%
Atmel Corp.*(a)	617,893	4,139,883
ATMI, Inc.*	350,521	7,210,217
Cirrus Logic, Inc.*(a)	689,599	20,605,218
First Solar, Inc.*(a)	178,069	2,681,719
Intel Corp.	3,509,734	93,534,411
KLA-Tencor Corp.	545,957	26,888,382
Monolithic Power Systems, Inc.*	169,269	3,363,375
Omnivision Technologies, Inc.*(a)	191,427	2,557,465

		160,980,670

Software — 1.7%
ACI Worldwide, Inc.*	84,003	3,713,773
Activision Blizzard, Inc.(a)	537,455	6,444,085
Bottomline Technologies, Inc.*	178,642	3,224,488
CA, Inc.(a)	237,599	6,436,557
Manhattan Associates, Inc.*	101,828	4,654,558
Microsoft Corp.	1,372,812	41,994,319

		66,467,780

Specialty Retail — 6.0%
Advance Auto Parts, Inc.	705,186	48,107,789
Asbury Automotive Group, Inc.*	151,742	3,594,768
Body Central Corp.*	80,024	720,216
Buckle, Inc. (The)(a)	72,020	2,849,831
Children’s Place Retail Stores, Inc. (The)*(a)	63,162	3,147,362
Finish Line, Inc. (The) (Class A Stock)	248,818	5,202,784
GameStop Corp. (Class A Stock)(a)	277,828	5,100,922
Hibbett Sports, Inc.*	130,987	7,559,260
Lithia Motors, Inc. (Class A Stock)	102,604	2,365,022
Men’s Wearhouse, Inc. (The)	452,355	12,729,270
Monro Muffler Brake, Inc.(a)	150,721	5,009,966
PetSmart, Inc.(a)	972,110	66,278,460
Ross Stores, Inc.	875,086	54,666,622
Sonic Automotive, Inc. (Class A Stock)(a)	441,683	6,037,807
Tractor Supply Co.(a)	74,881	6,219,616

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Vitamin Shoppe, Inc.*	147,117	$8,081,137

		237,670,832

Textiles, Apparel & Luxury Goods — 0.1%
Iconix Brand Group, Inc.*(a)	176,806	3,088,801

Trading Companies & Distributors — 1.6%
Applied Industrial Technologies, Inc.	79,628	2,934,292
Fastenal Co.(a)	835,911	33,695,572
United Rentals, Inc.*(a)	567,948	19,332,950
W.W. Grainger, Inc.	31,007	5,929,779

		61,892,593

Transportation Infrastructure — 1.2%
COSCO Pacific Ltd. (Bermuda)	33,907,000	46,523,724

Wireless Telecommunication Services — 2.0%
NTT DoCoMo, Inc. (Japan), ADR(a)	903,374	15,041,177
VimpelCom Ltd. (Bermuda), ADR	1,279,284	10,374,993
Vodafone Group PLC (United Kingdom)	18,857,177	53,002,781

		78,418,951

TOTAL COMMON STOCKS (cost $3,039,001,223)		2,982,234,788

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
BANK LOANS(c) — 1.5%
Auto Components
Goodyear Tire & Rubber Co.,
Second Lien Term Loan
4.750%	03/27/19	Ba1	$714	696,429
Tomkins PLC,
Term Loan B-1
4.250%	09/29/16	Ba2	982	980,034

				1,676,463

Automobiles
Chrysler Group LLC,
New Term Loan B
6.000%	05/25/17	Ba2	995	1,000,696

Biotechnology
Grifols, Inc.,
New U.S. Tranche Term Loan B
4.500%	02/02/19	Ba3	1,023	1,011,544

Capital Markets — 0.1%
Hamilton Lane Advisors,
Term Loan B
6.500%	02/28/18	Ba3	564	561,464
LPL Holdings, Inc.,
Initial Tranche Term Loan B
4.000%	03/06/19	Ba2	333	328,967
Nuveen Investments, Inc.,
Additional Extended First Lien Term Loan
5.966%	05/13/17	B2	1,000	980,833

				1,871,264

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Chemicals — 0.1%
Ascend Performance Materials,
Term Loan B
6.750%	04/04/18	B1	$299	$290,647
AZ Chem US, Inc.,
Term Loan B
7.250%	12/19/17	Ba3	345	346,491
Ineos US Finance LLC,
6 Year Term Loan
6.500%	04/25/18	B1	784	766,073
PolyOne Corp.,
Term Loan B
5.000%	11/30/17	Ba1	633	632,390
Taminco Global Chemical Corp.,
Tranche Dollar Term Loan B-1
5.250%	02/15/19	B1	333	332,500
Tronox, Inc.,
Delayed Draw Term Loan
4.250%	02/08/18	Ba2	165	161,538
Term Loan B
4.250%	01/27/19	Ba2	604	593,441

				3,123,080

Commercial Services & Supplies
WCA Waste Corp.,
Term Loan B
5.500%	03/01/18	B1	333	329,798

Communications Equipment
Commscope, Inc.,
Tranche Term Loan 1
4.250%	01/14/18	Ba3	995	989,366

Construction & Engineering
Terex Corp.,
U.S. Term Loan
5.500%	04/28/17	Ba2	497	499,359
Wireco Worldgroup, Inc.,
Term Loan B
6.000%	02/15/17	Ba2	300	299,250

				798,609

Containers & Packaging
Reynolds Consumer Products Holdings, Inc.,
Tranche Term Loan C
6.500%	08/03/18	Ba3	982	986,023

Diversified Consumer Services
Asurion Corp.,
First Lien Term Loan
5.500%	05/24/18	Ba3	950	945,767

Diversified Financial Services — 0.1%
Flying Fortress, Inc. (ILFC),
Term Loan B
5.000%	02/10/17	Ba2	1,000	1,003,750
MoneyGram Payment Systems Worldwide, Inc.,
Term Loan B
4.250%	11/18/17	Ba1	850	837,250

				1,841,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings S.A.,
Tranche Term Loan B
5.250%	04/02/18	B1	$992	$986,278
Level 3 Financing, Inc.,
Term Loan B III
5.750%	09/01/18	Ba3	500	498,334
Telesat Canada,
U.S. Term Loan B
4.250%	03/08/19	Ba3	571	564,388

				2,049,000

Food & Staples Retailing
BJ’s Wholesale Club, Inc.,
Replacement First Lien Term Facility
5.250%	09/29/18	B1	997	998,429
SUPERVALU, Inc.,
Advance Term Loan B-3
4.500%	04/29/18	B1	475	467,132

				1,465,561

Food Products — 0.1%
Dean Foods Co.,
2017 Tranche Term Loan B (extending)
3.500%	04/02/17	Ba3	995	979,171
Dole Food Company, Inc.,
Tranche Term Loan B-2
5.000%	07/08/18	Ba2	347	345,634
Tranche Term Loan C-2
5.000%	07/08/18	Ba2	620	618,504

				1,943,309

Healthcare Equipment & Supplies
Bausch & Lomb,
Term Loan B
5.250%	05/10/19	B1	714	709,152
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Extended Tranche Term Loan B-2
5.245%	11/01/16	Ba2	590	583,389
Tranche Term Loan B-3
6.250%	09/15/17	Ba2	406	401,501

				1,694,042

Healthcare Providers & Services — 0.2%
Alere, Inc. (FKA IM US Holdings, LLC),
Incremental Term Loan B-2
4.750%	06/30/17	Ba3	499	492,204
Community Health Systems,
Extended Term Loan
3.967%	01/25/17	Ba3	827	812,139
DaVita, Inc.,
Tranche Term Loan B
4.500%	10/20/16	Ba2	990	989,950
Emdeon Business Services LLC,
Term Loan B-1
5.000%	11/02/18	Ba3	416	414,846
Emergency Medical Services Corp.,
Initial Term Loan
5.250%	05/25/18	B1	886	875,016

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Healthcare Providers & Services (continued)
HCA, Inc.,
Tranche Term Loan B-3
3.495%	05/31/18	Ba3	$1,000	$969,688
Health Management Associates, Inc.,
Term Loan B
4.500%	11/23/18	Ba3	905	895,823
Vanguard Health Holding Co. II LLC/Vanguard Health System, Inc.,
Initial Term Loan B
5.000%	01/29/16	Ba2	993	987,556

				6,437,222

Healthcare Technology
Kinetic Concepts, Inc.,
Dollar Term Loan B-1
7.000%	04/27/18	Ba2	452	454,534

Hotels, Restaurants & Leisure — 0.1%
Focus Brands, Inc.,
First Lien Term Loan
6.250%	02/07/18	B1	797	798,643
Pinnacle Entertainment, Inc.,
Incremental Term Loan Series A
4.000%	03/05/19	Ba1	333	330,630
Six Flags, Inc.,
Tranche Term Loan B
4.250%	01/17/19	B1	615	610,330
Wendy’s International, Inc.,
Delayed Term Loan
0.500%	04/20/19	B1	111	110,032
Term Loan B
4.750%	04/20/19	B1	139	137,884

				1,987,519

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The),
Initial Term Loan B
4.250%	06/01/18	Ba1	990	988,737
Calpine Corp.,
Term Loan B-1
4.500%	04/01/18	B1	990	982,241
Freif North American Power I LLC,
Term Loan B
6.000%	02/14/19	Ba3	266	264,577
Term Loan C
6.000%	03/02/19	Ba3	42	41,576
NRG Energy, Inc.,
Term Loan B
4.000%	07/01/18	Baa3	990	982,300

				3,259,431

Industrial Conglomerates
Colfax Corp.,
Facility Term Loan B
4.500%	12/07/18	Ba2	1,057	1,054,545

IT Services
Presidio, Inc.,
Term Loan B
7.250%	03/31/17	Ba3	473	475,846

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Leisure Equipment & Products
Freedom Group (FGI Operating Company, LLC),
Term Loan B
5.500%	04/11/19	Ba3	$71	$71,429
Live Nation Entertainment, Inc.,
Term Loan B
4.500%	11/16/16	Ba2	990	985,749

				1,057,178

Life Sciences Tools & Services
Quintiles Transnational Corp.,
Term Loan B
5.000%	06/08/18	B1	995	980,672

Media — 0.2%
AMC Entertainment, Inc.,
Term Loan B-3
4.250%	02/07/18	Ba2	597	594,015
Bresnan Broadband Holdings LLC,
Term Loan B
4.500%	12/14/17	Ba3	990	979,060
Cequel Communications Suddenlink,
Term Loan B
4.000%	02/02/19	Ba2	831	812,720
Charter Communications Operating, LLC,
Term Loan D
4.000%	04/03/19	Ba1	120	118,772
Formula One (Alpha Topco Ltd),
US Term Loan B
5.750%	04/10/17	Ba3	998	994,650
Hubbard Radio LLC,
First Lien Term Loan
5.250%	04/29/17	Ba3	803	798,444
Kabel Deutschland,
Term Loan F
4.250%	01/18/19	Ba2	833	821,875
LIN Television Corp.,
Tranche Term Loan B
5.000%	01/09/19	Ba3	426	426,429
Sinclair Television Group, Inc.,
New Tranche Term Loan B
4.000%	10/28/16	Baa3	987	980,777
Univision Communications, Inc.,
Extended First-Lien Term Loan
4.495%	03/31/17	B2	968	910,804
UPC Financing Partnership,
Facility Term Loan AB
4.750%	12/31/17	Ba3	545	541,364

				7,978,910

Oil, Gas & Consumable Fuels
Arch Coal, Inc.,
Term Loan
5.750%	05/14/18	Ba3	429	419,770

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.),
Dollar Term Loan 2
5.250%	09/15/17	Ba3	640	639,262
IMS Healthcare, Inc.,
Tranche Dollar Term Loan B
4.500%	08/26/17	Ba3	844	837,205

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals (continued)
Pharmaceutical Products Development, Inc.,
Term Loan B
6.250%	12/05/18	Ba3	$663	$665,489
Valeant Pharmaceutical,
Incremental Term Loan C
4.750%	05/30/19	Ba1	167	163,333
Warner Chilcott Co. LLC,
Term Loan B-2
4.250%	03/15/18	Ba3	226	225,027
Warner Chilcott Corp.,
Term Loan B-1
4.250%	03/15/18	Ba3	453	450,055
WC Luxco S.A.R.L.,
Term Loan B-3
4.250%	03/15/18	Ba3	311	309,413

				3,289,784

Professional Services — 0.1%
Acosta Sales Co.,
Term Loan B
5.750%	03/01/18	Ba3	981	971,772
Advantage Sales & Marketing, Inc.,
First Lien Term Loan
5.250%	12/17/17	B1	990	976,338
Affinion Group, Inc.,
Tranche Term Loan B
5.000%	10/09/16	Ba3	990	899,563
Symphonyiri Group, Inc.,
Term Loan B-2
5.000%	12/01/17	B1	844	836,227

				3,683,900

Real Estate Investment Trusts
iStar Financial, Inc.,
Tranche Term Loan A-1
5.000%	06/28/13	B1	363	361,132
Tranche Term Loan A-1 (2012)
5.250%	03/09/16	B1	401	397,399

				758,531

Road & Rail
Swift Transportation Co. LLC,
Tranche Term Loan B-2
5.000%	12/15/17	B1	135	135,140

Software — 0.1%
Eagle Parent, Inc.,
Term Loan B
5.000%	05/16/18	Ba3	497	489,652
Lawson Software Lawson Software,
Tranche Term Loan B
6.250%	03/23/18	Ba3	786	788,264
Trizetto Group, Inc.(TZ Merger Sub, Inc.),
Term Loan B
4.750%	05/02/18	B1	995	968,442

				2,246,358

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Specialty Retail
KAR Auction Services, Inc.,
Term Loan B
5.000%	05/19/17	Ba3	$768	$768,146
Pilot Travel Centers LLC,
Initial Tranche Term Loan B
4.250%	03/30/18	Ba2	971	969,749
Savers, Inc.,
Term Loan B
5.000%	06/22/19	Ba3	100	99,750

				1,837,645

Textiles, Apparel & Luxury Goods
Wolverine World Wide, Inc.,
Term Loan B
4.750%	06/22/19	Ba2	150	150,094

Wireless Telecommunication Services — 0.1%
Crown Castle Operating Co.,
Tranche Term Loan B
4.000%	01/31/19	Ba3	663	651,398
Neustar, Inc.,
Term Advance
5.000%	11/08/18	Ba2	902	901,145
Syniverse Holdings, Inc.,
Initial Term Loan
5.000%	04/20/19	B1	1,000	992,500

				2,545,043

TOTAL BANK LOANS (cost $59,957,251)				60,477,644

CORPORATE BONDS — 14.5%
Aerospace & Defense — 0.2%
United Technologies Corp.,
Sr. Unsec’d. Notes
1.200%	06/01/15	A2	7,600	7,688,441

Air Freight & Logistics — 0.1%
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21	Aa3	3,700	3,961,805

Beverages — 0.3%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%	09/01/16	Aa3	10,900	11,195,139
PepsiCo, Inc.,
Sr. Unsec’d. Notes
0.750%	03/05/15	Aa3	1,000	997,262

				12,192,401

Capital Markets — 1.2%
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.300%	05/03/15	A3	4,600	4,599,365
Sr. Unsec’d. Notes
5.150%	01/15/14	A3	3,400	3,533,375
6.000%	06/15/20	A3	5,000	5,337,845
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa1	2,000	2,069,306
6.150%	04/25/13	Baa2	7,400	7,659,037

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Capital Markets (continued)
6.875%	04/25/18	Baa1	$4,900	$5,482,786
Sub. Notes
6.110%	01/29/37	Baa3	6,580	6,200,091
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	Baa1	3,300	3,195,535
3.800%	04/29/16	Baa1	2,900	2,809,526
Sr. Unsec’d. Notes, MTN
5.550%	04/27/17	A2	5,200	5,253,914

				46,140,780

Chemicals — 0.2%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	Baa3	6,500	8,645,481

Commercial Banks — 1.1%
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	A2	3,350	3,388,183
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	5,200	5,505,828
5.100%	03/24/21	Baa1	7,600	8,476,348
Wachovia Corp,
Sub. Notes
5.250%	08/01/14	A3	1,100	1,173,448
Wells Fargo & Co.,
Series l, Sr. Unsec’d. Notes
3.750%	10/01/14	A2	900	950,208
Sr. Notes
1.500%	07/01/15	A2	8,200	8,206,199
Sr. Unsec’d. Notes
2.625%	12/15/16	A2	7,400	7,604,928
5.625%	12/11/17	A2	1,050	1,226,115
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	A1	7,015	8,275,785

				44,807,042

Computers & Peripherals — 0.1%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.650%	12/09/21	A3	4,000	4,192,816

Consumer Finance — 0.6%
American Express Co.,
Sr. Unsec’d. Notes
8.150%	03/19/38	A3	5,200	8,231,413
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.150%	03/23/15	Baa1	3,200	3,224,944
4.750%	07/15/21	Baa1	6,900	7,529,142
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.500%	01/19/16	Baa1	3,800	4,115,199

				23,100,698

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services — 2.5%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	$1,900	$1,935,524
5.700%	01/24/22	Baa2	4,500	4,955,823
5.875%	02/07/42	Baa2	1,000	1,095,380
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.650%	03/02/15	Baa2	3,700	3,699,549
4.450%	01/10/17	Baa2	1,500	1,572,365
4.500%	01/14/22(a)	Baa2	5,200	5,370,841
Sub. Notes
5.000%	09/15/14	Baa3	8,300	8,508,056
6.125%	08/25/36	Baa3	5,200	5,114,600
Unsec’d. Notes
8.500%	05/22/19	A3	5,000	6,175,155
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.150%	01/09/15	A1	9,000	9,151,668
5.500%	01/08/20	A1	5,400	6,180,505
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21	A1	3,000	3,331,578
5.625%	09/15/17	Aa2	5,400	6,196,900
6.750%	03/15/32	A1	4,150	5,138,459
6.875%	01/10/39	A1	800	1,032,106
Unsec’d. Notes, MTN
2.300%	04/27/17	A1	6,600	6,644,623
JPMorgan Chase & Co.,
Sr. Notes
5.400%	01/06/42	A2	1,100	1,207,823
Sr. Unsec’d. Notes
3.150%	07/05/16	A2	4,000	4,113,616
4.250%	10/15/20	Aa3	5,000	5,252,570
6.400%	05/15/38	A2	5,400	6,492,658
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17	Aa2	4,000	4,478,488

				97,648,287

Diversified Telecommunication Services — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	06/01/17	A2	4,000	4,018,608
3.000%	02/15/22	A2	1,200	1,219,064
3.875%	08/15/21	A2	7,000	7,624,813
6.300%	01/15/38	A2	3,900	4,857,805
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16	A3	3,400	3,479,339
3.000%	04/01/16	A3	2,000	2,125,852
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	4,450	6,276,863

				29,602,344

Electric Utilities — 1.1%
Commonwealth Edison Co.,
First Mortgage
1.625%	01/15/14	A3	6,750	6,840,990
6.150%	09/15/17	A3	2,300	2,784,930

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15	Baa2	$2,950	$3,168,061
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	Baa3	5,450	5,985,653
Florida Power Corp.,
First Mortgage
5.650%	06/15/18	A2	3,300	3,977,833
6.400%	06/15/38	A2	5,000	6,819,160
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42(a)	A3	2,700	2,812,490
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	09/01/22	Baa1	3,900	4,737,275
PacifiCorp,
First Mortgage
2.950%	02/01/22	A2	1,300	1,334,980
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	1,600	1,751,578
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22	A3	4,200	4,326,916

				44,539,866

Food & Staples Retailing — 0.5%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
1.500%	10/25/15	Aa2	5,300	5,420,072
3.250%	10/25/20	Aa2	2,500	2,682,490
3.625%	07/08/20	Aa2	2,800	3,091,500
6.500%	08/15/37	Aa2	5,400	7,616,268

				18,810,330

Gas Utilities — 0.1%
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	5,350	5,602,830

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/20/15	Baa1	3,300	3,316,675
4.250%	09/15/14	Baa1	5,700	5,907,081
6.250%	05/01/36(a)	Baa1	2,600	2,998,752
MetLife, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/35	A3	4,100	4,860,349

				17,082,857

IT Services — 0.3%
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	Aa3	11,700	12,035,778

Media — 1.1%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	4,400	6,405,159

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1	$2,000	$2,009,410
6.950%	08/15/37	Baa1	7,800	10,018,445
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	5,900	6,333,225
Time Warner, Inc.,
Gtd. Notes
3.400%	06/15/22	Baa2	700	705,882
4.750%	03/29/21	Baa2	6,000	6,713,136
4.900%	06/15/42	Baa2	200	202,929
7.700%	05/01/32	Baa2	7,600	9,924,354

				42,312,540

Multi-Utilities — 1.2%
Consolidated Edison Co. of New York, Inc.,
Series 08-A, Sr. Unsec’d. Notes
5.850%	04/01/18	A3	7,200	8,773,718
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	700	906,316
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	Baa2	4,600	5,231,410
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	3,975	4,715,002
6.125%	04/01/36	Baa1	9,700	12,137,086
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34	A3	3,900	4,914,729
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14	Baa1	6,883	6,990,623
6.500%	06/01/16	Baa1	4,100	4,823,355

				48,492,239

Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	A1	8,423	10,272,084
6.500%	02/01/39	A1	3,900	5,400,743
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21(a)	Baa2	9,100	9,626,089
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	02/15/18	Baa2	6,500	7,537,459
6.850%	02/15/20	Baa2	4,500	5,402,822
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	5,100	6,031,484
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.500%	02/15/18	A1	800	802,493
2.700%	02/15/23	A1	2,800	2,817,612
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	Baa2	4,400	5,241,496

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15	Baa2	$7,400	$7,784,667

				60,916,949

Pharmaceuticals — 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	8,500	10,125,243

Real Estate Investment Trusts — 0.3%
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	03/15/22	A3	4,700	4,720,769
4.125%	12/01/21	A3	4,925	5,247,021

				9,967,790

Software — 0.2%
Oracle Corp.,
Sr. Unsec’d. Notes
5.375%	07/15/40	A1	7,200	8,821,656

Tobacco — 0.5%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1	4,400	4,989,802
9.250%	08/06/19	Baa1	5,600	7,780,007
10.200%	02/06/39	Baa1	4,000	6,506,900

				19,276,709

TOTAL CORPORATE BONDS (cost $553,948,037)				575,964,882

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds
3.125%	02/15/42		4,700	5,048,091
5.375%	02/15/31		3,925	5,719,463
U.S. Treasury Notes
0.250%	02/28/14(k)		5,010	5,004,910
0.375%	04/15/15-06/15/15		18,450	18,434,378
0.375%	11/15/14		6,000	6,003,282
0.500%	08/15/14(k)		2,410	2,418,095
0.625%	05/31/17		35,000	34,838,685
0.875%	04/30/17		11,050	11,133,737
1.750%	05/15/22(a)		3,800	3,830,875
2.000%	02/15/22		1,000	1,033,672
3.125%	11/15/41		2,700	2,902,500
3.625%	02/15/20(k)		5,500	6,469,804

TOTAL U.S. TREASURY OBLIGATIONS (cost $101,978,996)				102,837,492

TOTAL LONG-TERM INVESTMENTS (cost $3,754,885,507)				3,721,514,806

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 15.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund (cost $619,486,153; includes $392,207,563 of cash collateral for securities on loan)(b)(w)(Note 4)	619,486,153	$619,486,153

TOTAL INVESTMENTS — 109.7% (cost $4,374,371,660)		4,341,000,959

LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (9.7)%		(383,999,433)

NET ASSETS — 100.0%		$3,957,001,526

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
BKNT	Bank Note
MTN	Medium Term Note

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $392,890,167; cash collateral of $392,207,563 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Positions:
233	Euro STOXX 50	Sep. 2012	$6,271,716	$6,649,139	$377,423
74	FTSE 100 Index	Sep. 2012	6,238,618	6,400,871	162,253
389	Mini MSCI EAFE Index	Sep. 2012	26,281,425	27,692,910	1,411,485
129	Russell 2000 Mini	Sep. 2012	9,822,060	10,260,660	438,600
1,333	S&P 500 E-Mini	Sep. 2012	87,231,520	90,404,060	3,172,540
58	TOPIX Index	Sep. 2012	5,177,769	5,579,784	402,015

					$5,964,316

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,502,764,559	$479,470,229	$—
Bank Loans	—	60,314,311	163,333
Corporate Bonds	—	575,964,882	—
U.S. Treasury Obligations	—	102,837,492	—
Affiliated Money Market Mutual Fund	619,486,153	—	—
Other Financial Instruments*
Futures	5,964,316	—	—

Total	$3,128,215,028	$1,218,586,914	$163,333

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $622,719,068. $251,102,489 was transferred into Level 2 from Level 1 at 6/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (9.9% represents investments purchased with collateral from securities on loan)	15.7%
Commercial Banks	7.1
Specialty Retail	6.0
Computers & Peripherals	5.5
Diversified Telecommunication Services	5.2
Oil, Gas & Consumable Fuels	4.3
Semiconductor Equipment & Product	4.1
Multiline Retail	3.2
Biotechnology	3.2
Hotels, Restaurants & Leisure	3.2
Diversified Financial Services	3.1
Media	2.8
U.S. Treasury Obligations	2.6
Capital Markets	2.6
IT Services	2.4
Pharmaceuticals	2.3
Wireless Telecommunication Services	2.1
Electronic Equipment, Instruments & Components	2.0
Software	2.0
Insurance	1.9
Food Products	1.9
Chemicals	1.9
Beverages	1.6
Trading Companies & Distributors	1.6
Industrial Conglomerates	1.4
Food & Staples Retailing	1.4
Diversified Consumer Services	1.4
Healthcare Providers & Services	1.3
Healthcare Equipment & Supplies	1.2

Multi-Utilities	1.2%
Automobiles	1.2
Airlines	1.2
Transportation Infrastructure	1.2
Electric Utilities	1.1
Leisure Equipment & Products	0.9
Road & Rail	0.8
Consumer Finance	0.8
Energy Equipment & Services	0.8
Metals & Mining	0.7
Aerospace & Defense	0.6
Machinery	0.5
Tobacco	0.5
Real Estate Investment Trusts	0.5
Internet Software & Services	0.4
Paper & Forest Products	0.4
Auto Components	0.3
Professional Services	0.3
Commercial Services & Supplies	0.3
Household Products	0.2
Communication Equipment	0.1
Gas Utilities	0.1
Construction & Engineering	0.1
Air Freight & Logistics	0.1
Personal Products	0.1
Electrical Equipment	0.1
Independent Power Producers & Energy Traders	0.1
Textiles, Apparel & Luxury Goods	0.1

109.7
Liabilities in excess of other assets	(9.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$5,964,316	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,217)
Equity contracts	2,610,724

Total	$2,608,507

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$5,952,528

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $42,783,405.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $392,890,167:
Unaffiliated investments (cost $3,754,885,507)	$3,721,514,806
Affiliated investments (cost $619,486,153)	619,486,153
Cash	460,910
Deposit with broker	11,308
Dividends and interest receivable	18,077,975
Receivable for fund share sold	13,820,263
Due from broker-variation margin	4,025,141
Receivable for investments sold	1,653,189
Tax reclaim receivable	390,202
Prepaid expenses	4,276

Total Assets	4,379,444,223

LIABILITIES:
Payable to broker for collateral for securities on loan	392,207,563
Payable for investments purchased	28,768,355
Advisory fees payable	947,004
Accrued expenses and other liabilities	492,046
Shareholder servicing fees payable	27,236
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	1

Total Liabilities	422,442,697

NET ASSETS.	$3,957,001,526

Net assets were comprised of:
Paid-in capital	$4,166,157,794
Retained earnings	(209,156,268)

Net assets, June 30, 2012	$3,957,001,526

Net asset value and redemption price per share, $3,957,001,526 / 412,532,983 outstanding shares of beneficial interest	$9.59

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,436,372 foreign withholding tax)	$39,922,802
Unaffiliated interest income	13,247,026
Affiliated income from securities lending, net	727,265
Affiliated dividend income	245,495

54,142,588

EXPENSES
Advisory fees	17,244,085
Shareholder servicing fees and expenses	2,028,716
Custodian and accounting fees	470,000
Trustees’ fees	25,000
Insurance expenses	25,000
Loan interest expense (Note 7)	20,618
Audit fee	15,000
Commitment fee on syndicated credit agreement	15,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Miscellaneous	15,419

Total expenses	19,876,838
Less: advisory fee waivers and/or expense reimbursement	(7,929)
Less: shareholder servicing fee waiver	(719,492)

Net expenses	19,149,417

NET INVESTMENT INCOME	34,993,171

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	12,127,238
Futures transactions	2,608,507
Foreign currency transactions	(66,302)

14,669,443

Net change in unrealized appreciation (depreciation) on:
Investments	112,747,469
Futures	5,952,528
Foreign currencies	63,827

118,763,824

NET GAIN ON INVESTMENTS	133,433,267

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,426,438

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$34,993,171	$58,328,111
Net realized gain on investment and foreign currency transactions	14,669,443	140,090,202
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	118,763,824	(649,304,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	168,426,438	(450,886,195)

DISTRIBUTIONS	(58,440,401)	(47,051,186)

FUND SHARE TRANSACTIONS:
Fund share sold [152,157,988 and 305,027,179 shares, respectively]	1,486,265,197	2,897,315,242
Fund share issued in reinvestment of distributions [6,230,320 and 4,806,046 shares, respectively]	58,440,401	47,051,186
Fund share repurchased [99,476,050 and 362,768,919 shares, respectively]	(951,260,859)	(3,223,131,778)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS.	593,444,739	(278,765,350)

TOTAL INCREASE (DECREASE) IN NET ASSETS	703,430,776	(776,702,731)
NET ASSETS:
Beginning of period	3,253,570,750	4,030,273,481

End of period	$3,957,001,526	$3,253,570,750

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 79.8%
COMMON STOCKS — 72.8%
Aerospace & Defense — 0.8%
BAE Systems PLC (United Kingdom)	66,160	$299,944
Goodrich Corp.	1,486	188,573
Raytheon Co.	4,830	273,330

		761,847

Agriculture — 2.8%
Altria Group, Inc.	14,000	483,700
British American Tobacco PLC (United Kingdom)	19,015	966,720
Imperial Tobacco Group PLC (United Kingdom)	14,470	557,502
Lorillard, Inc.	2,380	314,041
Philip Morris International, Inc.	2,978	259,860
Reynolds American, Inc.	4,010	179,929

		2,761,752

Airlines — 0.8%
Deutsche Lufthansa AG (Germany)	32,820	379,426
International Consolidated Airlines Group (Spain)*	157,450	394,075

		773,501

Auto Parts & Equipment — 0.3%
Cie Generale des Etablissements Michelin (France)	4,580	299,653

Automobile Manufacturers — 1.4%
General Motors Co.*	12,480	246,106
Mazda Motor Corp. (Japan)*	105,000	142,984
Navistar International Corp.*	10,320	292,778
Nissan Motor Co. Ltd. (Japan)	22,400	212,704
Oshkosh Corp.*	7,130	149,374
Toyota Motor Corp. (Japan)	9,100	367,296

		1,411,242

Banks — 6.3%
Bank of America Corp.	45,050	368,509
Barclays PLC (United Kingdom)	111,339	284,499
BNP Paribas SA (France)	8,480	326,945
CIT Group, Inc.*	3,830	136,501
Citigroup, Inc.	22,860	626,593
Credit Suisse Group AG (Switzerland)*	14,720	269,333
DBS Group Holdings Ltd. (Singapore)	23,000	254,051
HSBC Holdings PLC (United Kingdom)	35,200	311,417
Intesa Sanpaolo SpA (Italy)	223,089	317,511
JPMorgan Chase & Co.	22,310	797,137
Lloyds Banking Group PLC (United Kingdom)*	179,550	87,712
Morgan Stanley	39,280	573,095
PNC Financial Services Group, Inc.	9,822	600,222
UBS AG (Switzerland)*	38,740	453,342
UniCredit SpA (Italy)*	91,480	346,857
Wells Fargo & Co.	14,260	476,854

		6,230,578

Beverages — 1.3%
Coca-Cola Enterprises, Inc.	6,920	194,037
Dr. Pepper Snapple Group, Inc.	6,260	273,875
PepsiCo, Inc.	4,220	298,185

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Beverages (continued)
Pernod-Ricard SA (France)	4,630	$495,097

		1,261,194

Biotechnology — 1.1%
Amgen, Inc.	14,552	1,062,878

Building Materials — 0.7%
CRH PLC (Ireland)*	24,300	465,544
Owens Corning*	9,140	260,856

		726,400

Chemicals — 1.7%
Akzo Nobel NV (Netherlands)	9,110	428,759
Dow Chemical Co. (The)	11,580	364,770
E.I. du Pont de Nemours & Co.	8,440	426,811
Linde AG (Germany)	1,325	206,357
LyondellBasell Industries NV (Netherlands) (Class A Stock)	5,220	210,209

		1,636,906

Coal — 0.4%
CONSOL Energy, Inc.	12,350	373,464

Commercial Services — 0.4%
Randstad Holding NV (Netherlands)	15,000	442,305

Computers — 0.6%
Dell, Inc.*	9,610	120,317
Hewlett-Packard Co.	19,940	400,993
Research In Motion Ltd. (Canada)*	6,080	44,931

		566,241

Cosmetics/Personal Care — 0.1%
Avon Products, Inc.	5,854	94,893

Distribution/Wholesale — 0.3%
ITOCHU Corp. (Japan)	26,800	281,686

Diversified Financial Services — 1.3%
American Express Co.	5,160	300,364
BlackRock, Inc.	1,840	312,469
Deutsche Boerse AG (Germany)	3,026	163,256
KB Financial Group, Inc. (South Korea)	11,770	384,490
NYSE Euronext	5,770	147,597

		1,308,176

Diversified Machinery — 0.6%
Alstom SA (France)	14,390	455,279
Rockwell Automation, Inc.	2,000	132,120

		587,399

Electric — 3.9%
American Electric Power Co., Inc.	12,870	513,513
Dominion Resources, Inc.	6,440	347,760
E.ON AG (Germany)	12,510	270,331
Entergy Corp.	2,350	159,541
Exelon Corp.	17,770	668,507
FirstEnergy Corp.	4,570	224,798
GDF Suez (France)	6,060	144,518
NextEra Energy, Inc.	2,280	156,887
NRG Energy, Inc.*	13,580	235,749
PG&E Corp.	5,150	233,140
PPL Corp.	5,000	139,050
Progress Energy, Inc.	2,570	154,637
Public Service Enterprise Group, Inc.	6,150	199,875

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electric (continued)
Southern Co. (The)	4,860	$225,018
TECO Energy, Inc.	5,000	90,300
Xcel Energy, Inc.	4,860	138,073

		3,901,697

Electronics — 1.1%
Koninklijke Philips Electronics NV (Netherlands)	22,830	449,882
TE Connectivity Ltd. (Switzerland)	18,610	593,845

		1,043,727

Foods — 1.9%
General Mills, Inc.	8,620	332,215
Kraft Foods, Inc. (Class A Stock)	21,170	817,585
Kroger Co. (The)	18,880	437,827
Tesco PLC (United Kingdom)	57,320	278,564

		1,866,191

Forest Products & Paper — 0.9%
Domtar Corp.	1,403	107,624
International Paper Co.	16,120	466,029
MeadWestvaco Corp.	9,580	275,425

		849,078

Gas — 0.2%
Sempra Energy	3,570	245,902

Hand/Machine Tools — 0.2%
Stanley Black & Decker, Inc.	3,060	196,942

Healthcare Products — 1.3%
Boston Scientific Corp.*	38,220	216,707
Hospira, Inc.*	4,380	153,212
Medtronic, Inc.	22,780	882,270

		1,252,189

Healthcare Services — 1.2%
CIGNA Corp.	8,650	380,600
Community Health Systems, Inc.*	12,790	358,504
Coventry Health Care, Inc.	8,580	272,758
Tenet Healthcare Corp.*	40,340	211,382

		1,223,244

Insurance — 4.0%
ACE Ltd. (Switzerland)	6,698	496,523
Alleghany Corp.*	872	296,262
American International Group, Inc.*	14,675	470,921
Aviva PLC (United Kingdom)	84,860	363,366
AXA SA (France)	29,720	397,319
CNO Financial Group, Inc.	9,910	77,298
ING Groep NV (Netherlands), CVA*	96,153	644,621
MetLife, Inc	6,650	205,152
Muenchener Rueckversicherungs AG (Germany)	2,700	380,982
Swiss Re AG (Switzerland)*	7,390	465,879
Zurich Insurance Group AG (Switzerland)*	838	189,492

		3,987,815

Internet — 0.5%
Google, Inc. (Class A Stock)*	429	248,850
Symantec Corp.*	16,430	240,042

		488,892

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Media — 4.4%
British Sky Broadcasting Group PLC (United Kingdom)	24,370	$265,679
CBS Corp. (Class B Stock)	8,830	289,447
Comcast Corp. (Special Class A Stock)	22,640	710,896
News Corp. (Class A Stock)	14,760	329,000
News Corp. (Class B Stock)	24,260	546,335
Reed Elsevier PLC (United Kingdom)	41,450	332,227
Time Warner Cable, Inc.	11,202	919,684
Time Warner, Inc.	8,270	318,395
Viacom, Inc. (Class B Stock)	7,050	331,491
Walt Disney Co. (The)	6,450	312,825

		4,355,979

Metals & Mining — 1.2%
Barrick Gold Corp. (Canada)	9,650	362,550
BHP Billiton PLC (United Kingdom)	11,360	322,878
Freeport-McMoRan Copper & Gold, Inc.	8,720	297,090
ThyssenKrupp AG (Germany)	9,560	155,729

		1,138,247

Miscellaneous Manufacturers — 1.1%
General Electric Co.	34,180	712,311
Siemens AG (Germany)	5,040	423,498

		1,135,809

Office Equipment & Supplies — 0.5%
Xerox Corp.	67,970	534,924

Oil & Gas — 8.6%
Anadarko Petroleum Corp.	2,500	165,500
Apache Corp.	5,482	481,813
BP PLC (United Kingdom)	95,600	638,434
BP PLC (United Kingdom), ADR	12,870	521,750
Canadian Oil Sands Ltd. (Canada)	10,300	199,505
Chesapeake Energy Corp.	9,040	168,144
Chevron Corp.	8,800	928,400
Eni SpA (Italy)	13,970	296,795
Ensco PLC (United Kingdom) (Class A Stock)	2,944	138,280
Exxon Mobil Corp.	6,440	551,071
Marathon Oil Corp.	21,960	561,517
Marathon Petroleum Corp.	6,400	287,488
Murphy Oil Corp.	4,476	225,098
Noble Corp.*	8,830	287,240
Petroleo Brasileiro SA (Brazil), ADR	11,280	204,619
Royal Dutch Shell PLC (United Kingdom), ADR	7,720	520,560
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	16,250	548,450
Royal Dutch Shell PLC (United Kingdom)
(Class B Stock)	13,180	460,294
Statoil ASA (Norway)	9,180	218,930
Talisman Energy, Inc. (Canada)	28,100	322,097
Total SA (France)	9,640	433,887
Transocean Ltd. (Switzerland)	7,360	329,213
WPX Energy, Inc.*	2,800	45,304

		8,534,389

Oil & Gas Services — 1.3%
Baker Hughes, Inc.	20,030	823,233
Halliburton Co.	11,010	312,573

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas Services (continued)
Schlumberger Ltd. (Netherlands)	1,930	$125,276

		1,261,082

Pharmaceuticals — 6.9%
Eli Lilly & Co.	4,220	181,080
GlaxoSmithKline PLC (United Kingdom)	25,610	581,705
Johnson & Johnson	5,360	362,122
Merck & Co., Inc.	52,640	2,197,720
Merck KGaA (Germany)	4,510	450,399
Pfizer, Inc.	62,630	1,440,490
Roche Holding AG (Switzerland), (BATE)	3,490	602,838
Roche Holding AG (Switzerland), (OTC)	1,000	181,067
Sanofi (France)	8,230	623,019
Teva Pharmaceutical Industries Ltd. (Israel), ADR	4,790	188,918

		6,809,358

Pipelines — 0.5%
Kinder Morgan, Inc.	5,000	161,100
Spectra Energy Corp.	7,500	217,950
Williams Cos., Inc. (The)	3,040	87,613

		466,663

Retail — 2.3%
CVS Caremark Corp.	25,200	1,177,596
Kingfisher PLC (United Kingdom)	66,280	298,990
Kohl’s Corp.	4,580	208,344
Target Corp.	3,820	222,286
Walgreen Co.	5,609	165,914
Wal-Mart Stores, Inc.	3,346	233,283

		2,306,413

Semiconductors — 1.3%
Intel Corp.	15,300	407,745
Samsung Electronics Co. Ltd. (South Korea)	571	604,682
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	104,000	284,697

		1,297,124

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.*	6,250	251,500

Software — 2.1%
Microsoft Corp.	47,600	1,456,084
Oracle Corp.	11,080	329,076
SAP AG (Germany)	4,800	284,235

		2,069,395

Telecommunications — 5.0%
AT&T, Inc.	12,870	458,944
Cisco Systems, Inc.	49,000	841,330
France Telecom SA (France)	22,240	292,421
Singapore Telecommunications Ltd. (Singapore)	230,000	602,315
Sprint Nextel Corp.*	121,440	395,894
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	50,140	458,767
Telefonica SA (Spain)	22,441	295,401
Turkcell Iletisim Hizmetleri A/S (Turkey), ADR*	25,830	324,166

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications (continued)
Vodafone Group PLC (United Kingdom)	457,290	$1,285,327

		4,954,565

Toys/Games/Hobbies — 0.3%
Mattel, Inc.	7,050	228,702
Nintendo Co. Ltd. (Japan)	700	81,747

		310,449

Transportation — 0.9%
AP Moller – Maersk A/S (Denmark) (Class B Stock)	49	321,319
Deutsche Post AG (Germany)	8,590	151,987
FedEx Corp.	2,480	227,193
United Parcel Service, Inc. (Class B Stock)	2,840	223,678

		924,177

TOTAL COMMON STOCKS (cost $69,332,898)		71,985,866

PREFERRED STOCKS — 1.4%
Automobile Manufacturers — 0.2%
General Motors Co., Series B, CVT, 4.750%	5,000	166,000

Banks — 0.5%
Bank of America Corp., Series L, CVT, 7.250%	500	487,500

Insurance — 0.3%
MetLife, Inc., CVT, 5.000%	5,000	309,350

Iron/Steel — 0.2%
Vale SA (Brazil), ADR (PRFC)	8,020	156,470

Oil & Gas — 0.2%
Apache Corp., Series D, CVT, 6.000%	5,000	251,200

TOTAL PREFERRED STOCKS (cost $1,333,784)		1,370,520

Interest Rates	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
BANK LOAN(c)
Media
Tribune Co., Loan (cost $37,280)
5.250%	06/04/14	NR	$56	37,007

CORPORATE BONDS — 5.6%
Auto Parts & Equipment — 0.2%
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
7.000%	05/15/22	B1	200	199,750

Automobile Manufacturers — 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19	B2	300	308,250

Coal — 0.7%
Alpha Natural Resources, Inc.,
Gtd. Notes
6.250%	06/01/21	B2	200	169,000

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rates	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Coal (continued)
Peabody Energy Corp.,
Gtd. Notes, 144A
6.250%	11/15/21	Ba1	$500	$495,000

				664,000

Commercial Services — 0.2%
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19	B2	200	208,000

Electric — 0.3%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	10/01/20	B2	500	341,250

Foods — 0.2%
JBS USA LLC/JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	06/01/21	B1	200	186,000

Healthcare Services — 0.2%
HCA, Inc.,
Sr. Sec’d. Notes
6.500%	02/15/20	Ba3	200	216,750

Home Builders — 0.2%
KB Home,
Gtd. Notes
8.000%	03/15/20	B2	200	204,000

Household Products/Wares — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
8.250%	02/15/21	Caa1	200	190,000

Lodging — 0.4%
Caesars Entertainment Operating Escrow LLC/Caesars Escrow Corp.,
Sr. Sec’d. Notes, 144A
8.500%	02/15/20	B2	200	201,500
MGM Resorts International,
Gtd. Notes
7.750%	03/15/22	B3	200	206,500

				408,000

Media — 0.2%
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	03/01/21	Caa1	200	174,000

Metals & Mining — 0.4%
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.875%	02/01/18	Ba3	200	202,000
Molycorp, Inc.,
Gtd. Notes, 144A
10.000%	06/01/20	B2	200	198,000

				400,000

Oil & Gas — 1.2%
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22	B1	200	191,000
Chesapeake Energy Corp.,
Gtd. Notes
6.775%	03/15/19	Ba3	300	292,500

Interest Rates	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Halcon Resources Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	07/15/20	B3	$500	$493,230
SandRidge Energy, Inc.,
Gtd. Notes, 144A
8.125%	10/15/22	B3	200	202,000

				1,178,730

Semiconductors — 0.2%
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20	Caa1	200	197,500

Software — 0.5%
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	Caa1	500	500,625

Telecommunications — 0.2%
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.000%	12/01/16	B3	200	191,500

TOTAL CORPORATE BONDS (cost $5,526,187)				5,568,355

TOTAL LONG-TERM INVESTMENTS (cost $76,230,149)				78,961,748

			Shares
SHORT-TERM INVESTMENTS — 22.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 22.0%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $21,741,053)(w)(Note 4)			21,741,053	21,741,053

			Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION(n) — 0.1%
Federal Home Loan Bank (cost $100,000)
0.070%	07/02/12		$100	100,000

U.S. TREASURY OBLIGATION(n) — 0.1%
U.S. Treasury Bills (cost $99,994)
0.080%	07/26/12		100	99,996

TOTAL SHORT-TERM INVESTMENTS (cost $21,941,047)				21,941,049

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS — 102.0% (cost $98,171,196)	$100,902,797
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.0)%	(2,009,274)

NET ASSETS — 100.0%	$98,893,523

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
BATE	Bats Europe Exchange
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
OTC	Over-the-Counter

PRFC	Preference Shares
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Euro,
Expiring 07/17/12	Barclays Capital Group	EUR	2	$2,945	$3,009	$64
Expiring 07/17/12	Deutsche Bank	EUR	2	2,707	2,766	59
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	2	2,947	3,010	63

				$8,599	$8,785	$186

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 08/16/12	Barclays Capital Group	GBP	32	$49,643	$49,641	$2
Expiring 08/16/12	Barclays Capital Group	GBP	21	33,089	33,303	(214)
Expiring 08/16/12	Credit Suisse First Boston Corp.	GBP	75	117,916	118,035	(119)
Expiring 08/16/12	Credit Suisse First Boston Corp.	GBP	43	67,497	67,650	(153)
Expiring 08/16/12	Deutsche Bank	GBP	150	230,447	234,737	(4,290)
Expiring 08/16/12	Deutsche Bank	GBP	123	190,700	191,908	(1,208)
Expiring 08/16/12	Deutsche Bank	GBP	99	156,611	155,343	1,268
Expiring 08/16/12	Deutsche Bank	GBP	96	150,711	149,947	764
Expiring 08/16/12	Deutsche Bank	GBP	76	117,769	118,980	(1,211)
Expiring 08/16/12	Deutsche Bank	GBP	64	99,300	99,884	(584)
Expiring 08/16/12	Deutsche Bank	GBP	17	25,954	25,839	115
Expiring 08/16/12	Hong Kong & Shanghai Bank	GBP	59	92,808	92,830	(22)
Expiring 08/16/12	Hong Kong & Shanghai Bank	GBP	21	33,129	33,305	(176)
Expiring 08/16/12	Hong Kong & Shanghai Bank	GBP	19	29,905	30,117	(212)
Expiring 08/16/12	State Street Bank	GBP	271	428,089	423,748	4,341
Expiring 08/16/12	State Street Bank	GBP	89	138,298	138,900	(602)
Expiring 08/16/12	State Street Bank	GBP	88	139,356	138,242	1,114
Expiring 08/16/12	State Street Bank	GBP	78	121,874	121,707	167
Expiring 08/16/12	State Street Bank	GBP	61	95,264	95,524	(260)
Expiring 08/16/12	State Street Bank	GBP	35	55,355	55,435	(80)
Euro,
Expiring 07/17/12	Bank of America	EUR	4	4,679	4,669	10
Expiring 07/17/12	Barclays Capital Group	EUR	4	4,672	4,668	4
Expiring 07/17/12	Credit Suisse First Boston Corp.	EUR	15	18,658	18,670	(12)
Expiring 07/17/12	Deutsche Bank	EUR	131	170,529	165,767	4,762
Expiring 07/17/12	Deutsche Bank	EUR	92	114,591	116,444	(1,853)
Expiring 07/17/12	Deutsche Bank	EUR	86	109,801	109,102	699

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 07/17/12	Deutsche Bank	EUR	82	$103,800	$104,205	$(405)
Expiring 07/17/12	Deutsche Bank	EUR	69	86,846	87,333	(487)
Expiring 07/17/12	Deutsche Bank	EUR	42	54,163	52,906	1,257
Expiring 07/17/12	Deutsche Bank	EUR	40	51,704	50,919	785
Expiring 07/17/12	Deutsche Bank	EUR	40	50,806	50,797	9
Expiring 07/17/12	Deutsche Bank	EUR	37	47,644	46,653	991
Expiring 07/17/12	Deutsche Bank	EUR	4	4,677	4,667	10
Expiring 07/17/12	Deutsche Bank	EUR	2	2,888	2,885	3
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	64	79,797	80,371	(574)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	58	72,523	73,284	(761)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	52	65,278	66,195	(917)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	43	54,315	54,551	(236)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	34	43,121	43,286	(165)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	33	40,755	41,262	(507)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	28	35,757	35,945	(188)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	15	18,646	18,670	(24)
Expiring 07/17/12	Hong Kong & Shanghai Bank	EUR	3	3,607	3,606	1
Expiring 07/17/12	State Street Bank	EUR	84	104,588	106,571	(1,983)
Expiring 07/17/12	State Street Bank	EUR	74	94,335	93,610	725
Expiring 07/17/12	State Street Bank	EUR	65	81,657	82,155	(498)
Expiring 07/17/12	State Street Bank	EUR	63	78,285	79,397	(1,112)
Expiring 07/17/12	State Street Bank	EUR	31	38,809	39,237	(428)
Expiring 07/17/12	State Street Bank	EUR	25	31,244	31,643	(399)
Expiring 07/17/12	State Street Bank	EUR	25	30,692	31,389	(697)
Swiss Franc,
Expiring 08/10/12	Bank of America	CHF	4	3,899	3,881	18
Expiring 08/10/12	Barclays Capital Group	CHF	20	20,624	20,735	(111)
Expiring 08/10/12	Deutsche Bank	CHF	31	32,288	32,267	21
Expiring 08/10/12	Deutsche Bank	CHF	25	25,743	26,135	(392)
Expiring 08/10/12	Deutsche Bank	CHF	19	19,273	19,512	(239)
Expiring 08/10/12	Deutsche Bank	CHF	16	16,984	17,297	(313)
Expiring 08/10/12	Deutsche Bank	CHF	10	10,421	10,462	(41)
Expiring 08/10/12	Hong Kong & Shanghai Bank	CHF	17	18,020	18,141	(121)
Expiring 08/10/12	State Street Bank	CHF	114	118,205	119,811	(1,606)
Expiring 08/10/12	State Street Bank	CHF	10	10,406	10,547	(141)

				$4,348,445	$4,354,720	$(6,275)

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$47,489,518	$24,496,348	$—
Preferred Stocks	1,370,520	—	—
Bank Loan	—	37,007	—
Corporate Bonds	—	5,075,125	493,230
Affiliated Money Market Mutual Fund	21,741,053	—	—
U.S. Government Agency Obligation	—	100,000	—
U.S. Treasury Obligation	—	99,996	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(6,089)	—

Total	$70,601,091	$29,802,387	$493,230

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund	22.0%
Oil & Gas	10.0
Pharmaceuticals	6.9
Banks	6.8
Telecommunications	5.2
Media	4.6
Insurance	4.3
Electric	4.2
Agriculture	2.8
Software	2.6
Retail	2.3
Foods	2.1
Automobile Manufacturers	1.9
Chemicals	1.7
Metals & Mining	1.6
Semiconductors	1.5
Healthcare Services	1.4
Beverages	1.3
Diversified Financial Services	1.3
Healthcare Products	1.3
Oil & Gas Services	1.3
Biotechnology	1.1
Coal	1.1
Electronics	1.1
Miscellaneous Manufacturers	1.1
Forest Products & Paper	0.9

Transportation	0.9%
Aerospace & Defense	0.8
Airlines	0.8
Building Materials	0.7
Commercial Services	0.6
Computers	0.6
Diversified Machinery	0.6
Auto Parts & Equipment	0.5
Internet	0.5
Office Equipment & Supplies	0.5
Pipelines	0.5
Lodging	0.4
Distribution/Wholesale	0.3
Shipbuilding	0.3
Toys/Games/Hobbies	0.3
Gas	0.2
Hand/Machine Tools	0.2
Home Builders	0.2
Household Products/Wares	0.2
Iron/Steel	0.2
Cosmetics/Personal Care	0.1
U.S. Government Agency Obligation	0.1
U.S. Treasury Obligation	0.1

102.0
Liabilities in excess of other assets	(2.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$17,252	Unrealized depreciation on foreign currency forward contracts	$23,341

The effects of derivative instruments on the Statement of Operations for April 30, 2012* through June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$8,712

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(6,089)

As of June 30, 2012, the Portfolio’s value at settlement date payable for forward foreign currency exchange purchase contracts was $8,599 and the value at settlement date receivable for foreign currency exchange sale contracts was $4,348,445.

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $76,430,143)	$79,161,744
Affiliated investments (cost $21,741,053)	21,741,053
Foreign currency, at value (cost $11,145)	11,186
Receivable for fund share sold	2,690,317
Dividends and interest receivable	218,350
Receivable for investments sold	73,383
Unrealized appreciation on foreign currency forward contracts	17,252
Tax reclaim receivable	5,909

Total Assets	103,919,194

LIABILITIES:
Payable for investments purchased	4,956,813
Advisory fees payable	31,160
Unrealized depreciation on foreign currency forward contracts	23,341
Accrued expenses and other liabilities	12,887
Shareholder servicing fees payable	978
Affiliated transfer agent fee payable	492

Total Liabilities	5,025,671

NET ASSETS	$98,893,523

Net assets were comprised of:
Paid-in capital	$96,367,942
Retained earnings	2,525,581

Net assets, June 30, 2012	$98,893,523

Net asset value and redemption price per share, $98,893,523 / 9,945,273 outstanding shares of beneficial interest	$9.94

STATEMENT OF OPERATIONS

(Unaudited)

For the Period April 30, 2012* through June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $10,591 foreign withholding tax)	$155,920
Unaffiliated interest income	11,398
Affiliated dividend income	4,963

172,281

EXPENSES
Advisory fees	71,174
Custodian and accounting fees	18,000
Audit fee	8,000
Shareholder servicing fees and expenses	7,492
Trustees’ fees	3,000
Legal fees and expenses	3,000
Shareholders’ reports	2,000
Transfer agent’s fees and expenses (including affiliated expense of $700) (Note 4)	2,000
Miscellaneous	3,222

Total expenses	117,888
Less: advisory fee waivers and/or expense reimbursement	(35,477)

Net expenses	82,411

NET INVESTMENT INCOME	89,870

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(347,749)
Foreign currency transactions	58,037

(289,712)

Net change in unrealized appreciation (depreciation) on:
Investments	2,731,601
Foreign currencies	(6,178)

2,725,423

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	2,435,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,525,581

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

April 30, 2012* through June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$89,870
Net realized loss on investment and foreign currency transactions	(289,712)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,725,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,525,581

FUND SHARE TRANSACTIONS:
Fund share sold [9,952,565 shares]	96,436,763
Fund share repurchased [7,292 shares]	(68,821)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	96,367,942

TOTAL INCREASE IN NET ASSETS	98,893,523
NET ASSETS:
Beginning of period	—

End of period	$98,893,523

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 99.6%
AFFILIATED MUTUAL FUNDS — 90.9%
AST BlackRock Value Portfolio	12,610,797	$111,353,341
AST Federated Aggressive Growth Portfolio*	2,373,196	21,975,797
AST Goldman Sachs Concentrated Growth Portfolio	1,598,957	46,385,732
AST Goldman Sachs Large-Cap Value Portfolio	2,333,757	37,386,795
AST Goldman Sachs Mid-Cap Growth Portfolio	1,124,390	5,509,509
AST Goldman Sachs Small-Cap Value Portfolio	1,244,824	13,854,895
AST International Growth Portfolio	6,715,232	69,905,562
AST International Value Portfolio	4,701,751	63,661,708
AST Jennison Large-Cap Growth Portfolio*	.8,219,539	110,552,797
AST Jennison Large-Cap Value Portfolio	4,581,030	52,590,221
AST Large-Cap Value Portfolio	6,042,910	79,222,550
AST Lord Abbett Core Fixed-Income Portfolio	3,438,076	38,540,833
AST Marsico Capital Growth Portfolio	5,390,292	111,093,925
AST MFS Growth Portfolio*	6,453,525	66,987,586
AST Mid-Cap Value Portfolio	1,033,085	12,675,953
AST Money Market Portfolio	270,893,515	270,893,515
AST Neuberger Berman Core Bond Portfolio	2,468,342	25,596,711
AST Neuberger Berman Mid-Cap Growth Portfolio*	330,465	7,822,114
AST PIMCO Total Return Bond Portfolio	7,554,217	91,028,319
AST Prudential Core Bond Portfolio	4,935,782	51,529,560
AST Small-Cap Growth Portfolio*	1,232,243	25,914,078
AST Small-Cap Value Portfolio	2,428,950	33,155,166
AST T. Rowe Price Equity Income Portfolio	11,109,445	97,540,929
AST T. Rowe Price Large-Cap Growth Portfolio*	8,226,690	111,718,445
AST Western Asset Core Plus Bond Portfolio	4,994,435	51,792,290

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,579,860,565)(w)		1,608,688,331

EXCHANGE TRADED FUNDS — 8.7%
Consumer Staples Select Sector SPDR Fund(a)	420,668	14,626,626
Financial Select Sector SPDR Fund	777,241	11,363,263
Health Care Select Sector SPDR Fund	313,458	11,911,404
iShares Barclays Aggregate Bond Fund.	106,679	11,873,373
iShares MSCI Emerging Markets Index Fund	356,575	13,974,174
PowerShares QQQ Trust	794,690	50,987,310
SPDR S&P 500 ETF Trust(a)	296,084	40,347,367

TOTAL EXCHANGE TRADED FUNDS (cost $146,253,795)		155,083,517

TOTAL LONG-TERM INVESTMENTS (cost $1,726,114,360)		1,763,771,848

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 3.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $53,700,975; includes $48,481,467 of cash collateral for securities on loan)(b)(w)(Note 4)	53,700,975	$53,700,975

TOTAL INVESTMENTS — 102.7% (cost $1,779,815,335)		1,817,472,823
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.7)%		(46,971,038)

NET ASSETS — 100.0%		$1,770,501,785

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,588,006; cash collateral of $48,481,467 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,662,389,306	$—	$—
Exchange Traded Funds	155,083,517	—	—

Total	$1,817,472,823	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Large/Mid-Cap Growth	31.5%
Money Market (2.7% represents investments purchased with collateral from securities on loan)	18.3
Large/Mid-Cap Value	16.6
Core Bonds	14.6

Exchange Traded Funds	8.7%
International Growth	4.0
International Value	3.6
Small-Cap Growth	2.7
Small-Cap Value	2.7

102.7
Liabilities in excess of other assets	(2.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $48,588,006:
Affiliated investments (cost $1,633,561,540)	$1,662,389,306
Unaffiliated investments (cost $146,253,795)	155,083,517
Receivable for fund share sold	6,406,473
Dividends and interest receivable	327,094
Prepaid expenses	264

Total Assets	1,824,206,654

LIABILITIES:
Payable to broker for collateral for securities on loan	48,481,467
Payable for investments purchased	4,948,083
Advisory fees payable	176,537
Accrued expenses and other liabilities	98,285
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	5

Total Liabilities	53,704,869

NET ASSETS	$1,770,501,785

Net assets were comprised of:
Paid-in capital	$1,707,066,347
Retained earnings	63,435,438

Net assets, June 30, 2012	$1,770,501,785

Net asset value and redemption price per share, $1,770,501,785 / 175,544,200 outstanding shares of beneficial interest	$10.09

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$12,588,404
Unaffiliated dividend income	1,048,087
Affiliated income from securities lending, net	50,973
Unaffiliated interest income	3

13,687,467

EXPENSES
Advisory fees	2,656,656
Custodian and accounting fees	95,000
Loan interest expense (Note 7)	18,144
Audit fee	12,000
Trustees’ fees	12,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Insurance expenses	2,000
Miscellaneous	5,835

Total expenses	2,821,635
Less: advisory fee waivers and/or expense reimbursement	(636,918)

Net expenses	2,184,717

NET INVESTMENT INCOME	11,502,750

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $10,964,113)	10,720,261
Net capital gain distribution received (including affiliated $3,644,052)	3,644,052

14,364,313

Net change in unrealized appreciation (depreciation) on investments (including affiliated $37,055,699)	46,918,687

NET GAIN ON INVESTMENTS	61,283,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,785,750

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,502,750	$8,741,665
Net realized gain on investment transactions	14,364,313	11,649,914
Net change in unrealized appreciation (depreciation) on investments	46,918,687	(97,319,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,785,750	(76,927,767)

DISTRIBUTIONS	(20,439,458)	(67,447,694)

FUND SHARE TRANSACTIONS:
Fund share sold [70,698,695 and 128,028,287 shares, respectively]	721,920,158	1,252,375,988
Fund share issued in reinvestment of distributions [2,062,508 and 6,924,815 shares, respectively]	20,439,458	67,447,694
Fund share repurchased [40,193,269 and 118,551,124 shares, respectively]	(402,660,255)	(1,077,711,613)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	339,699,361	242,112,069

TOTAL INCREASE IN NET ASSETS	392,045,653	97,736,608
NET ASSETS:
Beginning of period	1,378,456,132	1,280,719,524

End of period	$1,770,501,785	$1,378,456,132

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 91.1%
AST BlackRock Value Portfolio	10,480,111	$92,539,384
AST Federated Aggressive Growth Portfolio*	2,328,351	21,560,528
AST Goldman Sachs Concentrated Growth Portfolio	1,223,539	35,494,875
AST Goldman Sachs Large-Cap Value Portfolio	1,938,850	31,060,369
AST Goldman Sachs Mid-Cap Growth Portfolio	861,960	4,223,604
AST Goldman Sachs Small-Cap Value Portfolio	1,089,800	12,129,473
AST International Growth Portfolio	8,038,588	83,681,701
AST International Value Portfolio	6,254,794	84,689,912
AST Jennison Large-Cap Growth Portfolio*	6,264,983	84,264,017
AST Jennison Large-Cap Value Portfolio	3,845,837	44,150,205
AST Large-Cap Value Portfolio	5,037,031	66,035,480
AST Lord Abbett Core Fixed-Income Portfolio	6,984,865	78,300,339
AST Marsico Capital Growth Portfolio	4,115,178	84,813,812
AST MFS Growth Portfolio*	4,919,734	51,066,840
AST Mid-Cap Value Portfolio	865,185	10,615,814
AST Money Market Portfolio	546,642,962	546,642,962
AST Neuberger Berman Core Bond Portfolio	5,007,298	51,925,675
AST Neuberger Berman Mid-Cap Growth Portfolio*	252,165	5,968,736
AST PIMCO Total Return Bond Portfolio	15,364,581	185,143,200
AST Prudential Core Bond Portfolio	10,023,333	104,643,597
AST Small-Cap Growth Portfolio*	1,133,579	23,839,168
AST Small-Cap Value Portfolio	2,171,486	29,640,787
AST T. Rowe Price Equity Income Portfolio	9,239,048	81,118,842
AST T. Rowe Price Large-Cap Growth Portfolio*	6,271,437	85,166,111
AST Western Asset Core Plus Bond Portfolio	10,147,857	105,233,277

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,976,986,022)(w)		2,003,948,708

EXCHANGE TRADED FUNDS — 8.6%
Consumer Staples Select Sector SPDR Fund(a)	473,072	16,448,713
Financial Select Sector SPDR Fund	546,623	7,991,628
Health Care Select Sector SPDR Fund	359,928	13,677,264
iShares Barclays Aggregate Bond Fund	164,385	18,296,051
iShares MSCI Emerging Markets Index Fund	221,562	8,683,015
PowerShares QQQ Trust	1,010,230	64,816,357
SPDR S&P 500 ETF Trust(a)	432,821	58,980,518

TOTAL EXCHANGE TRADED FUNDS (cost $177,219,051)		188,893,546

TOTAL LONG-TERM INVESTMENTS (cost $2,154,205,073)		2,192,842,254

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 3.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(cost $76,285,136; includes $71,815,666 of cash collateral for securities on loan)(b)(w)(Note 4)	76,285,136	$76,285,136

TOTAL INVESTMENTS — 103.2% (cost $2,230,490,209)		2,269,127,390
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(70,991,627)

NET ASSETS — 100.0%		$2,198,135,763

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $71,984,514; cash collateral of $71,815,666 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$2,080,233,844	$—	$—
Exchange Traded Funds	188,893,546	—	—

Total	$2,269,127,390	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Investment Type
Money Market (3.3% represents investments purchased with collateral from securities on loan)	28.3%
Core Bonds	23.9
Large/Mid-Cap Growth	19.7
Large/Mid-Cap Value	11.1

Exchange Traded Funds	8.6%
International Value	3.8
International Growth	3.8
Small-Cap Growth	2.1
Small-Cap Value	1.9

103.2
Liabilities in excess of other assets	(3.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $71,984,514:
Affiliated investments (cost $2,053,271,158)	$2,080,233,844
Unaffiliated investments (cost $177,219,051)	188,893,546
Receivable for fund share sold	4,847,454
Dividends and interest receivable	453,961
Prepaid expenses	288

Total Assets	2,274,429,093

LIABILITIES:
Payable to broker for collateral for securities on loan	71,815,666
Payable for investments purchased	4,143,111
Advisory fees payable	221,189
Accrued expenses and other liabilities	112,808
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	64

Total Liabilities	76,293,330

NET ASSETS	$2,198,135,763

Net assets were comprised of:
Paid-in capital	$2,129,423,041
Retained earnings	68,712,722

Net assets, June 30, 2012	$2,198,135,763

Net asset value and redemption price per share, $2,198,135,763 / 217,978,968 outstanding shares of beneficial interest	$10.08

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$17,661,639
Unaffiliated dividend income	1,202,513
Affiliated income from securities lending, net	63,635
Unaffiliated interest income	4

18,927,791

EXPENSES
Advisory fees	3,238,779
Custodian and accounting fees	112,000
Trustees’ fees	15,000
Audit fee	12,000
Loan interest expense (Note 7)	10,697
Legal fees and expenses	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	4,000
Shareholders’ reports	4,000
Insurance expenses	2,000
Miscellaneous	5,879

Total expenses	3,415,355
Less: advisory fee waivers and/or expense reimbursement	(830,959)

Net expenses	2,584,396

NET INVESTMENT INCOME	16,343,395

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $6,156,411)	6,279,486
Net capital gain distribution received (including affiliated $7,761,385)	7,761,385

14,040,871

Net change in unrealized appreciation (depreciation) on investments (including affiliated $41,029,700)	55,285,924

NET GAIN ON INVESTMENTS	69,326,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,670,190

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$16,343,395	$13,305,408
Net realized gain on investment transactions	14,040,871	57,627,758
Net change in unrealized appreciation (depreciation) on investments	55,285,924	(121,610,295)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,670,190	(50,677,129)

DISTRIBUTIONS	(71,034,512)	(97,901,397)

FUND SHARE TRANSACTIONS:
Fund share sold [55,446,972 and 110,896,510 shares, respectively]	574,521,306	1,122,511,122
Fund share issued in reinvestment of distributions [7,139,147 and 9,693,208 shares, respectively]	71,034,512	97,901,397
Fund share repurchased [27,477,827 and 95,649,216 shares, respectively].	(282,962,244)	(917,804,861)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	362,593,574	302,607,658

TOTAL INCREASE IN NET ASSETS	377,229,252	154,029,132
NET ASSETS:
Beginning of period	1,820,906,511	1,666,877,379

End of period	$2,198,135,763	$1,820,906,511

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 96.3%
ASSET-BACKED SECURITIES — 0.9%
Non-Residential Mortgage-Backed Securities — 0.7%
AIMCO (Cayman Islands), Series 2005-AA, Class A1B, 144A	Aaa	0.716%	(c)	10/20/19	$2,458	$2,350,456
Apidos CDO (Cayman Islands), Series 2011-8A, Class A1, 144A	Aaa	1.966%	(c)	10/17/21	2,500	2,471,342
ARES CLO Funds (Cayman Islands), Series 2005-10A, Class A3, 144A	Aaa	0.708%	(c)	09/18/17	257	253,253
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	Aaa	0.726%	(c)	01/26/20	1,574	1,519,296
Bank of America Credit Card Trust, Series 2006-C5, Class C5	A3	0.642%	(c)	01/15/16	5,000	4,972,934
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.992%	(c)	03/15/16	14,050	14,753,274
Bank One Issuance Trust, Series 2004-C2, Class C2	Baa2	1.042%	(c)	02/15/17	3,000	2,988,592
BlackRock Senior Income Series Corp. (Cayman Islands), Series 2005-2A, Class A1, 144A	Aaa	0.717%	(c)	05/25/17	1,039	1,020,727
Chase Credit Card Master Trust, Series 2003-4, Class C	Ba1	1.492%	(c)	01/15/16	3,000	3,015,276
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	Baa2	0.715%	(c)	03/24/17	5,500	5,431,891
First CLO Ltd. (Cayman Islands), Series 2004-1A1, Class A1, 144A	Aaa	0.816%	(c)	07/27/16	6	5,903
Fraser Sullivan CLO Ltd, Series 2006-1A, Class B, 144A	Aa1	0.938%	(c)	03/15/20	500	446,941
Fraser Sullivan CLO Ltd., Series 2011-6A, Class A1, 144A	Aaa	2.117%	(c)	11/22/22	500	502,198
Gulf Stream – Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A.	Aaa	0.697%	(c)	08/21/20	983	955,551
Gulf Stream Compass CLO Ltd. (Cayman Islands), Series 2004-1A, Class A, 144A.	Aaa	0.827%	(c)	07/15/16	48	47,984
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	14,000	14,011,017
Landmark CDO Ltd. (Cayman Islands), Series 2006-8A, Class A1, 144A	Aaa	0.706%	(c)	10/19/20	967	930,403
LCM LP (Cayman Islands), Series 3A, Class A, 144A	Aaa	0.727%	(c)	06/01/17	2,206	2,150,559
Lightpoint CLO Ltd. (Cayman Islands), Series 2005-3A, 144A	Aaa	0.728%	(c)	09/15/17	1,621	1,569,336
MBNA Credit Card Master Note Trust, Series 2002-C6, Class C6	A3	2.242%	(c)	03/15/15	14,000	14,043,950
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	A3	1.142%	(c)	11/15/16	1,500	1,500,195
Race Point CLO Ltd (Cayman Islands), Series 2012-6A, Class B, 144A	AA(d)	2.967%	(c)	05/24/23(g)	500	497,406
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	AA(d)	3.117%	(c)	08/17/22	500	480,000
Trimaran CLO Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.716%	(c)	11/01/18	2,500	2,434,562

						78,353,046

Residential Mortgage-Backed Securities — 0.2%
ACE Securities Corp., Series 2004-IN1, Class A1	Aa2	0.565%	(c)	05/25/34	1,649	1,230,855
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1	A2	1.205%	(c)	09/25/34	2,000	1,543,976
Argent Securities Inc, Series 2003-W4, Class M1	A3	1.445%	(c)	10/25/33	4,562	3,589,817

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A2	Aaa	0.605%	(c)	09/25/34	$1,942	$1,655,039
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class A2	Aa2	0.605%	(c)	10/25/34	292	284,152
Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A5	Aa3	0.635%	(c)	11/25/34	1,101	1,024,578
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	A1	1.145%	(c)	12/25/34	2,424	2,112,927
GSAMP Trust, Series 2005-WMC1, Class A4	Aa1	0.625%	(c)	09/25/35	642	633,958
HSBC Home Equity Loan Trust, Series 2005-3, Class M1	Aa1	0.664%	(c)	01/20/35	1,435	1,301,781
MASTR Asset Backed Securities Trust, Series 2004-OPT2, Class A2	Aa1	0.595%	(c)	09/25/34	759	644,558
MASTR Asset Backed Securities Trust, Series 2005-NC1, Class M1	Aa1	0.725%	(c)	12/25/34	2,360	1,881,186
Morgan Stanley ABS Capital I, Series 2002-HE3, Class A2	Aa1	1.325%	(c)	03/25/33	244	203,493
Morgan Stanley ABS Capital I, Series 2004-HE4, Class M1	B3	1.145%	(c)	05/25/34	6,982	5,287,905
Morgan Stanley ABS Capital I, Series 2004-NC5, Class M1	Caa1	1.145%	(c)	05/25/34	1,958	1,364,757
Option One Mortgage Loan Trust, Series 2003-3, Class A1	Baa1	0.825%	(c)	06/25/33	672	555,669

						23,314,651

TOTAL ASSET-BACKED SECURITIES (cost $96,649,588)						101,667,697

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.8%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2	Aaa	5.334%		09/10/45	291	292,300
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A3	AAA(d)	5.395%		12/11/40	1,546	1,547,962
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A3	Aaa	4.550%		06/11/41	64	64,122
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A2	AAA(d)	5.426%		09/11/41	1,103	1,120,460
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	144	144,144
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	5,462	5,676,121
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class ASB	Aaa	5.921%	(c)	03/15/49	1,586	1,670,736
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.889%	(c)	12/10/49	10,000	11,545,640
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4	AAA(d)	5.941%	(c)	06/10/46	18,010	20,278,810
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A2	Aaa	5.811%	(c)	12/10/49	1,595	1,594,081
Commercial Mortgage Pass-Through Certificates, Series 2012-CR1, Class A3	Aaa	3.391%		05/15/45	50,000	50,840,050
Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A2	Aaa	5.448%	(c)	01/15/49	6,060	6,125,471
Fannie Mae-ACES, Series 2012-M1, Class A2	AA+(d)	2.729%		10/25/21	44,600	45,763,971
Fannie Mae-ACES, Series 2012-M5, Class A2	AA+(d)	2.715%		02/25/22	15,000	15,362,505
Federal Home Loan Mortgage Corp., Series 2009-K004, Class A3	AA+(d)	4.241%		08/25/19	1,400	1,592,536

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	$5,208	$5,202,823
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A3	Aaa	6.071%(c)	07/10/38	1,698	1,697,657
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4	Aaa	6.071%(c)	07/10/38	32,593	37,149,906
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	15,382	15,738,859
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AA-(d)	5.553%	04/10/38	24,192	26,903,197
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	23,300	26,468,940
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A4	Aaa	3.377%	05/10/45	40,000	40,851,760
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5	Aaa	4.654%	01/12/37	6,219	6,245,836
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1	Aaa	5.461%(c)	01/12/43	10,000	10,158,320
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	3,091	3,093,829
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3A	Aaa	5.388%	05/15/45	10,000	10,271,880
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.994%(c)	06/15/49	3,315	3,319,866
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3	Aaa	4.171%	08/15/46	33,800	36,769,871
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4	Aaa	3.483%	06/15/45	33,300	34,002,660
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	47	47,003
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2	AAA(d)	5.588%	09/15/45	200	203,203
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.390%(c)	11/12/37	32,985	36,781,343
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	A(d)	5.848%(c)	05/12/39	5,300	5,726,539
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	10,500	11,949,178
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	Aaa	6.093%(c)	06/12/46	6,750	7,651,577
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%	12/12/49	4,125	4,570,281
Morgan Stanley Capital I, Inc., Series 2006-HQ8, Class A4	Aaa	5.600%(c)	03/12/44	14,380	16,022,383
Morgan Stanley Capital I, Inc., Series 2012-C4, Class A4	Aaa	3.244%	03/15/45	20,000	20,209,740
UBS-Barclays Commercial Mortgage Trust, Series 2012-C1, Class A3	Aaa	3.400%	05/10/45	20,570	20,934,007
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	Aaa	3.525%	05/10/63	14,060	14,340,284
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	Aaa	5.765%	07/15/45	20,000	22,537,160

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2	Aaa	5.500%		10/15/48	$862	$860,595
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48	13,360	15,035,745
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class APB	Aaa	5.294%		12/15/43	9,171	9,505,660
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2	Aaa	6.052%	(c)	02/15/51	7,837	7,828,092
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	6.097%	(c)	02/15/51	32,400	36,308,315

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $636,775,502)						652,005,418

CORPORATE BONDS — 23.6%
Aerospace & Defense — 0.1%
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%		07/15/20	700	746,630
L-3 Communications Corp., Gtd. Notes	Ba1	6.375%		10/15/15	2,300	2,350,312
Lockheed Martin Corp., Sr. Unsec’d. Notes	Baa1	2.125%		09/15/16	3,540	3,623,625
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%		01/15/15	2,080	2,103,400

						8,823,967

Airlines
Continental Airlines, Inc., Series A, Pass-Through Certificates(a)	Baa2	4.750%		01/12/21	255	267,104
Continental Airlines, Inc., Series A, Pass-Through Certificates	Baa1	5.983%		04/19/22	1,687	1,830,616
Delta Air Lines, Inc., Series 1A, Pass-Through Certificates	Baa2	6.200%		07/02/18	719	778,780

						2,876,500

Automotive — 0.2%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	A3	2.625%		09/15/16	10,000	10,290,410
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	Baa3	8.125%		01/15/20	9,150	11,175,975
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, 144A	Baa3	3.984%		06/15/16	4,025	4,145,384
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, 144A	Baa3	4.207%		04/15/16	775	804,743
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	Baa1	5.750%		12/15/14	500	541,438

						26,957,950

Banking — 9.5%
American Express Co., Sr. Unsec’d. Notes(a)(h)	A3	8.125%		05/20/19	20,900	27,830,503
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	5.625%		07/01/20	73,950	79,173,458
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	5.700%		01/24/22	78,905	86,897,603
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa2	6.000%		09/01/17	8,150	8,795,366
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN(a)	Baa2	5.650%		05/01/18	1,000	1,069,293
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes(a)(h)	Aa3	3.550%		09/23/21	10,000	10,633,770
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(a)	A2	5.125%		01/08/20	10,000	10,851,650

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	6.750%	05/22/19	$3,250	$3,791,274
Bear Stearns Cos LLC. (The), Sr. Unsec’d. Notes(a)	A2	7.250%	02/01/18	23,500	28,094,908
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	07/15/21	31,350	34,208,493
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	7.375%	05/23/14	4,900	5,382,728
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.450%	01/10/17	10,000	10,482,430
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	65,440	67,589,966
Citigroup, Inc., Sr. Unsec’d. Notes(h)	Baa2	6.125%	05/15/18	4,750	5,303,726
Citigroup, Inc., Unsec’d. Notes(a)	Baa2	8.500%	05/22/19	34,465	42,565,343
Credit Suisse (Switzerland), Sub. Notes	Baa2	6.000%	02/15/18	14,000	14,979,538
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	1,665	1,937,845
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)(h)	A3	5.250%	07/27/21	40,900	41,546,956
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.750%	01/24/22	73,250	77,322,993
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	6.150%	04/01/18	5,500	5,962,440
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa3	3.500%	06/28/15	2,220	2,321,527
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa3	4.000%	03/30/22	24,000	24,921,552
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa3	4.875%	01/14/22	43,535	48,124,634
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	5.100%	04/05/21	6,870	7,670,012
JPMorgan Chase & Co., Sr. Notes(a)	A2	4.625%	05/10/21	5,000	5,349,930
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	3.150%	07/05/16	16,490	16,958,382
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	4.250%	10/15/20	33,000	34,666,962
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	10,000	10,553,980
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(h)	A2	4.500%	01/24/22	109,550	118,009,232
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	6.000%	01/15/18	2,500	2,869,652
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes(a)	A2	6.375%	01/21/21	6,750	7,649,640
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	A2	5.800%	01/13/20	1,000	1,069,011
Morgan Stanley, Sr. Unsec’d. Notes(a)	Baa1	4.750%	03/22/17	12,450	12,422,635
Morgan Stanley, Sr. Unsec’d. Notes(a)	Baa1	5.500%	07/28/21	51,750	50,987,050
Morgan Stanley, Sr. Unsec’d. Notes(a)	Baa1	5.750%	01/25/21	3,850	3,796,262
Morgan Stanley, Series G, Sr. Unsec’d. Notes(a)(h)	Baa1	5.450%	01/09/17	8,000	8,079,128
Northern Trust Corp., Sr. Unsec’d. Notes	A1	3.375%	08/23/21	2,630	2,825,722
PNC Funding Corp., Gtd. Notes(a)	A3	2.700%	09/19/16	6,025	6,244,087
PNC Funding Corp., Gtd. Notes(a)	A3	3.300%	03/08/22	24,200	24,679,257
PNC Funding Corp., Gtd. Notes(a)	A3	6.700%	06/10/19	2,130	2,648,438
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21	5,000	5,554,575
Royal Bank of Scotland PLC (The) (United Kingdom), Series 2, Gtd. Notes	A3	3.400%	08/23/13	3,000	3,031,065
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	04/19/16	165	159,448
UBS AG London (Switzerland), Covered Notes, 144A	Aaa	2.250%	03/30/17	3,080	3,089,468
UBS AG Stamford, CT (Switzerland), Notes, MTN(a)	A2	3.875%	01/15/15	2,000	2,066,748

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking (continued)
Wachovia Corp., Sr. Unsec’d. Notes, MTN(h)	A2	5.750%	02/01/18	$16,000	$18,925,344
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	3.500%	03/08/22	68,130	70,103,249
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	4.600%	04/01/21	8,255	9,209,592

					1,068,406,865

Building Materials & Construction
CRH America, Inc., Gtd. Notes	Baa2	8.125%	07/15/18	1,000	1,191,192

Cable — 0.6%
Comcast Corp., Gtd. Notes	Baa1	3.125%	07/15/22	7,125	7,158,523
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.500%	04/15/14	3,350	3,685,000
DIRECTV Holdings LLC, Gtd. Notes	Baa2	3.550%	03/15/15	1,745	1,837,482
DIRECTV Holdings LLC, Gtd. Notes	Baa2	4.750%	10/01/14	3,660	3,928,746
DIRECTV Holdings LLC/DIRECTV Financing Co, Inc., Gtd. Notes(a)	Baa2	3.800%	03/15/22	25,110	25,393,567
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2	4.000%	09/01/21	20,940	22,004,841
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.750%	02/14/19	2,525	3,357,174
Videotron Ltee (Canada), Gtd. Notes	Ba1	9.125%	04/15/18	1,250	1,368,750

					68,734,083

Capital Goods — 1.1%
ADT Corp. (The), Gtd. Notes, 144A	Baa2	2.250%	07/15/17	2,310	2,320,834
Case New Holland, Inc., Gtd. Notes	Ba2	7.750%	09/01/13	5,000	5,312,500
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN(a)	A2	2.850%	06/01/22	9,950	9,992,616
Caterpillar, Inc., Sr. Unsec’d. Notes(a)	A2	2.600%	06/26/22	10,000	9,973,790
Caterpillar, Inc., Sr. Unsec’d. Notes(a)	A2	3.900%	05/27/21	7,400	8,240,218
Deere & Co., Sr. Unsec’d. Notes(a)	A2	2.600%	06/08/22	7,515	7,501,856
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,777,259; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	1,780	1,803,710
Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A	A1	3.375%	09/15/21	1,080	1,138,075
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	3,750	4,136,512
Penske Truck Leasing Co LP/PTL Finance Corp., Unsec’d. Notes, 144A	Baa3	3.125%	05/11/15	1,040	1,046,219
United Technologies Corp., Sr. Unsec’d. Notes(a)	A2	3.100%	06/01/22	35,780	37,492,502
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	2,095	2,149,835
Waste Management, Inc., Gtd. Notes(a)	Baa3	4.600%	03/01/21	17,452	19,411,353
Waste Management, Inc., Gtd. Notes	Baa3	7.375%	03/11/19	2,000	2,524,828
Xylem, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.875%	10/01/21	12,260	13,559,916

					126,604,764

Chemicals — 0.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	Baa3	4.125%	11/15/21	5,000	5,363,015
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	Baa3	4.250%	11/15/20	25,415	27,571,895
Ecolab, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.350%	12/08/21	17,470	19,363,137
Lubrizol Corp., Gtd. Notes	Aa2	8.875%	02/01/19	1,750	2,389,132

					54,687,179

Consumer — 0.1%
Jarden Corp., Gtd. Notes(a)	Ba3	8.000%	05/01/16	5,085	5,542,650

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric — 0.4%
Commonwealth Edison Co., First Mortgage Bonds(a)	A3	3.400%	09/01/21	$15,335	$16,444,855
Consumers Energy Co., First Mortgage Bonds	A3	6.125%	03/15/19	1,000	1,231,841
Entergy Corp., Sr. Unsec’d. Notes	Baa3	4.700%	01/15/17	900	944,043
Indiana Michigan Power Co., Sr. Unsec’d. Notes(a)	Baa2	7.000%	03/15/19	2,000	2,487,314
Nevada Power Co., General Ref. Mortgage	Baa1	5.875%	01/15/15	2,297	2,557,234
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	13,750	14,892,391
PPL Electric Utilities Corp., First Mortgage Bonds	A3	3.000%	09/15/21	5,000	5,179,105
PSEG Power LLC, Gtd. Notes	Baa1	2.750%	09/15/16	1,560	1,586,571
TransAlta Corp. (Canada), Sr. Unsec’d. Notes(a)	Baa2	4.750%	01/15/15	1,200	1,252,114
Virginia Electric and Power Co., Sr. Unsec’d. Notes(a)	A3	2.950%	01/15/22	2,505	2,580,696

					49,156,164

Energy - Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	3,055	3,247,862
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.200%	03/11/16	5,595	5,950,887
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	3.245%	05/06/22	10,000	10,353,900
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	12,410	13,971,625
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	1,550	1,642,388
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	Baa2	5.700%	10/15/19	3,000	3,534,492
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa2	6.050%	05/15/18	650	769,179
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	2,470	2,621,344

					42,091,677

Energy - Other — 1.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	5.950%	09/15/16	10,000	11,347,780
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375%	09/15/17	15,000	17,424,510
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	4.500%	06/01/21	935	1,000,072
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	3.250%	05/15/22	10,450	10,631,684
Kerr-McGee Corp., Gtd. Notes	Baa3	6.950%	07/01/24	2,000	2,475,434
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625%	09/15/21	7,450	7,740,900
Nabors Industries, Inc., Gtd. Notes	Baa2	6.150%	02/15/18	2,500	2,868,895
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	14,935	15,704,825
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	3.125%	02/15/22	14,335	14,944,668
Phillips 66, Gtd. Notes, 144A(a)	Baa1	4.300%	04/01/22	1,500	1,577,950
Schlumberger Norge AS (Norway), Gtd. Notes, 144A	A1	1.950%	09/14/16	6,185	6,337,987
Transocean, Inc., Gtd. Notes(a)	Baa3	6.375%	12/15/21	5,360	6,130,602
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	4.500%	04/15/22	13,670	14,010,438
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	9,850	10,574,458
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	7.000%	03/15/38	500	571,000

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Energy – Other (continued)
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	9.625%	03/01/19	$1,300	$1,694,217
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	500	577,397

					125,612,817

Foods — 1.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	A3	5.375%	01/15/20	26,720	31,840,113
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	A3	7.750%	01/15/19	2,750	3,632,074
ARAMARK Corp., Gtd. Notes(a)	B3	8.500%	02/01/15	8,500	8,701,960
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,000	1,111,074
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.700%	02/15/17	750	890,889
Kraft Foods Group, Inc., Gtd. Notes, 144A(a)	Baa2	3.500%	06/06/22	9,440	9,686,969
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	23,750	28,104,681
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	1.875%	05/29/19	4,700	4,689,378
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	5.350%	03/01/18	750	900,538
PepsiCo., Inc., Sr. Unsec’d. Notes	Aa3	3.000%	08/25/21	9,450	9,778,917
SABMiller Holdings, Inc., Gtd. Notes, 144A(a)	Baa1	3.750%	01/15/22	10,710	11,389,582
Smithfield Foods, Inc., Sr. Sec’d. Notes	Ba2	10.000%	07/15/14	6,369	7,268,621
Wendy’s Co. (The), Gtd. Notes	B3	10.000%	07/15/16	4,000	4,305,040

					122,299,836

Gaming — 0.1%
MGM Resorts International, Sr. Sec’d. Notes(a)	Ba2	13.000%	11/15/13	6,600	7,524,000
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $2,100,000; purchased 08/10/11)(a)(f)	B1	11.375%	07/15/16(g)	2,000	2,125,000

					9,649,000

Healthcare & Pharmaceutical — 1.3%
Amgen, Inc., Sr. Unsec’d. Notes(a)	Baa1	3.625%	05/15/22	13,935	14,409,974
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.875%	11/15/21	6,470	6,831,401
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	1,330	1,426,730
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	3.200%	06/15/22	6,025	6,211,600
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	3.900%	02/15/22	21,915	22,715,204
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	4.400%	12/01/21	12,980	14,327,051
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes(a)	A1	2.850%	05/08/22	5,060	5,147,067
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15	3,285	3,490,312
HCA, Inc., Sr. Unsec’d. Notes, MTN	B3	9.000%	12/15/14	1,910	2,091,450
Life Technologies Corp., Sr. Unsec’d. Notes	Baa3	4.400%	03/01/15	1,000	1,062,709
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.200%	03/15/19	13,683	17,149,588
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	20,000	24,876,880
Sanofi (France), Sr. Unsec’d. Notes	A2	1.200%	09/30/14	16,120	16,302,688
Stryker Corp., Sr. Unsec’d. Notes	A3	2.000%	09/30/16	8,075	8,273,193
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	A3	3.600%	08/15/21	1,890	2,032,869
Wyeth, Gtd. Notes	A1	5.450%	04/01/17	1,200	1,415,954

					147,764,670

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.125%	06/01/21	9,000	9,896,733
Aetna, Inc., Sr. Unsec’d. Notes(h)	Baa1	6.500%	09/15/18	2,652	3,272,390
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.300%	08/15/14	1,000	1,0’86,996

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Insurance (continued)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	$11,250	$12,968,168
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	02/15/18	2,600	3,146,117
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	05/15/22	3,455	3,482,692

					33,853,096

Insurance — 0.8%
Allstate Corp. (The), Sr. Unsec’d. Notes(h)	A3	7.450%	05/16/19	1,105	1,415,039
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	09/15/16	15,025	15,937,528
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.875%	06/01/22	5,170	5,290,058
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	875	990,042
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	8.250%	08/15/18	14,500	17,504,212
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	3,885	4,294,957
AON Corp., Sr. Unsec’d. Notes	Baa2	3.500%	09/30/15	1,100	1,149,530
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,750	3,973,515
Chubb Corp., Sr. Unsec’d. Notes	A2	5.750%	05/15/18	750	916,828
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	4.950%	05/01/22	950	944,105
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	7.250%	09/01/12	1,000	1,008,882
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	1,335	1,406,521
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.850%	06/24/21	16,130	16,894,352
Lincoln National Corp., Sr. Unsec’d. Notes(h)	Baa2	8.750%	07/01/19	2,305	2,902,638
Markel Corp., Sr. Unsec’d. Notes	Baa2	4.900%	07/01/22	2,510	2,527,743
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	11,850	13,191,645
Pacific LifeCorp., Sr. Notes, 144A	Baa1	6.000%	02/10/20	1,500	1,637,307
WR Berkley Corp., Sr. Unsec’d. Notes(a)	Baa2	4.625%	03/15/22	690	697,215
WR Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.375%	09/15/20	515	554,704

					93,236,821

Lodging
Host Hotels & Resorts LP, Gtd. Notes(a)	Ba1	6.750%	06/01/16	2,000	2,055,000
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250%	03/01/22	1,000	1,006,941

					3,061,941

Media & Entertainment — 1.1%
CBS Corp., Gtd. Notes	Baa2	8.875%	05/15/19	1,650	2,181,937
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	22,511	24,444,425
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	25,025	27,530,653
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	390	441,888
News America, Inc., Gtd. Notes	Baa1	6.150%	02/15/41	35	40,928
News America, Inc., Gtd. Notes	Baa1	6.900%	03/01/19	2,000	2,459,184
Nielsen Finance LLC / Nielsen Finance Co. (Netherlands), Gtd. Notes	B2	11.625%	02/01/14	2,605	2,982,725
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba2	8.600%	08/15/16	3,000	3,180,000
Time Warner, Inc., Gtd. Notes(a)	Baa2	3.400%	06/15/22	17,250	17,394,952
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.000%	01/15/22	7,825	8,276,190
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21	265	296,497
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.875%	03/15/20	1,500	1,688,612
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	06/15/22	20,260	20,285,568
Viacom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.500%	03/01/21	1,230	1,362,761
Walt Disney Co. (The), Sr. Unsec’d. Notes(h)	A2	2.750%	08/16/21	5,011	5,087,879

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media & Entertainment (continued)
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.500%	06/15/16	$2,000	$2,180,000

					119,834,199

Metals & Mining — 0.4%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	2.150%	09/27/13	150	151,114
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.125%	06/01/18	1,635	1,657,803
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	Baa3	6.250%	02/25/22	21,115	20,680,200
Century Aluminum Co., Sec’d. Notes	B(d)	8.000%	05/15/14	2,400	2,376,000
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	3.550%	03/01/22	3,110	3,059,861
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes(a)	A3	2.250%	09/20/16	6,300	6,512,556
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	6,445	6,922,497
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	1,015	1,077,284
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.800%	11/15/16	1,600	1,787,293

					44,224,608

Non-Captive Finance — 1.2%
Discover Financial Services, Notes, 144A	Ba1	5.200%	04/27/22	10,468	10,950,324
GATX Corp., Sr. Unsec’d. Notes	Baa2	4.750%	10/01/12	2,450	2,470,382
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	A1	4.650%	10/17/21	84,285	93,600,684
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	A1	6.000%	08/07/19	5,000	5,850,380
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750%	05/15/16	275	279,010
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Ba3	6.375%	03/25/13	5,000	5,106,250
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	1,770	1,938,150
SLM Corp., Unsec’d. Notes, MTN	Ba1	6.000%	01/25/17	10,270	10,609,177

					130,804,357

Paper — 0.2%
International Paper Co., Sr. Unsec’d. Notes(a)	Baa3	4.750%	02/15/22	10,670	11,646,710
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	2,050	2,614,863
MeadWestvaco Corp., Sr. Unsec’d. Notes(a)	Ba1	7.375%	09/01/19	3,000	3,570,948

					17,832,521

Pipelines & Other — 0.4%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	2,735	3,658,694
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes(a)	Ba1	5.000%	10/01/21	4,200	4,544,098
Enbridge Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.200%	09/15/21	5,000	5,289,060
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	3.950%	09/01/22	7,850	7,952,929
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	Baa2	4.250%	02/01/21	1,885	2,029,393
Plains All American Pipeline LP, Gtd. Notes	Baa2	8.750%	05/01/19	1,020	1,345,317
Spectra Energy Capital LLC, Gtd. Notes(a)	Baa2	6.200%	04/15/18	1,750	2,088,877

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines & Other (continued)
Williams Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.000%	11/15/21	$4,825	$5,012,085
Williams Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.125%	11/15/20	11,500	12,033,704

					43,954,157

Railroads — 0.4%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	3.450%	09/15/21	7,000	7,323,876
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	6,950	7,508,870
CSX Corp., Sr. Unsec’d. Notes	Baa3	7.900%	05/01/17	1,923	2,394,754
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	11,000	13,433,277
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	2.950%	01/15/23	8,575	8,597,561

					39,258,338

Real Estate Investment Trusts — 0.1%
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	6.250%	05/15/13	2,550	2,635,550
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	500	540,785
ProLogis LP, Gtd. Notes	Baa2	6.875%	03/15/20	120	143,525
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.375%	03/15/13	1,225	1,247,998
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	2,325	2,393,367
Simon Property Group LP, Sr. Unsec’d. Notes	A3	3.375%	03/15/22	515	517,276
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	2,250	2,662,292

					10,140,793

Retailers — 0.7%
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	Baa2	4.125%	05/15/21	15,000	16,414,080
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,100	1,299,086
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	Baa2	6.125%	08/15/16	3,000	3,509,142
Home Depot, Inc., Sr. Unsec’d. Notes(a)	A3	4.400%	04/01/21	10,500	12,119,436
Kohl’s Corp., Sr. Unsec’d. Notes(a)	Baa1	4.000%	11/01/21	4,425	4,599,168
Kohl’s Corp., Sr. Unsec’d. Notes(a)	Baa1	6.250%	12/15/17	2,375	2,849,632
Lowe’s Cos, Inc., Sr. Unsec’d. Notes(a)	A3	3.800%	11/15/21	12,500	13,530,462
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Baa3	3.875%	01/15/22	1,330	1,398,326
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	7.450%	10/15/16	5,765	6,694,064
Nordstrom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.000%	10/15/21	2,250	2,467,816
Target Corp., Sr. Unsec’d. Notes(a)	A2	2.900%	01/15/22	4,920	5,027,113
Target Corp., Sr. Unsec’d. Notes(a)	A2	3.875%	07/15/20	10,000	11,017,390
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	Aa2	4.250%	04/15/21	2,000	2,306,614

					83,232,329

Technology — 0.3%
CA, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	12/01/19	2,000	2,251,040
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	10/01/15	1,585	1,642,948
International Business Machines Corp., Sr. Unsec’d. Notes(h)	Aa3	7.625%	10/15/18	3,300	4,396,531
Microsoft Corp., Sr. Unsec’d. Notes	Aaa	4.000%	02/08/21	15,000	17,280,465
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	1,040	1,102,664
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	1,925	2,238,284

					28,911,932

Telecommunications — 0.9%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	17,605	18,060,987
AT&T, Inc., Sr. Unsec’d. Notes(a)(h)	A2	3.875%	08/15/21	24,650	26,850,234
AT&T, Inc., Sr. Unsec’d. Notes(a)	A2	5.600%	05/15/18	1,330	1,591,821

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.150%	01/15/13	$1,000	$1,022,427
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes(h)	A2	8.500%	11/15/18	3,000	4,105,155
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,932,400; purchased 02/03/09-08/04/09)(f)	Baa3	7.082%	06/01/16(g)	7,140	8,172,030
France Telecom SA (France), Sr. Unsec’d. Notes(a)	A3	2.750%	09/14/16	5,050	5,146,107
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	6.250%	01/15/13	5,000	5,103,125
Qwest Corp., Sr. Unsec’d. Notes(a)	Baa3	3.718%(c)	06/15/13	2,000	2,001,878
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.999%	06/04/18	1,000	995,000
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	3.500%	11/01/21	25,000	26,616,700
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	A3	5.625%	02/27/17	1,500	1,755,162

					101,420,626

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes(a)	Baa1	4.750%	05/05/21	20,000	22,680,920
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	4,110	5,687,286
Lorillard Tobacco Co., Gtd. Notes(a)	Baa2	8.125%	06/23/19	865	1,073,527
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	A2	4.125%	05/17/21	4,500	5,017,550
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%	06/01/16	2,500	3,013,065

					37,472,348

TOTAL CORPORATE BONDS (cost $2,532,607,333)					2,647,637,380

MUNICIPAL BONDS — 0.5%
Bay Area Toll Authority, California Toll Bridge Revenue Bond, Build America Bonds	Aa3	6.263%	04/01/49	3,430	4,578,604
Central Puget Sound Regional Transit Authority, Build America Bonds	Aa2	5.491%	11/01/39	2,330	2,968,210
Massachusetts State Water Pollution Abatement, Build America Bonds	Aaa	5.192%	08/01/40	1,400	1,685,782
Metropolitan Gov’t. of Nashville & Davidson Cnty. Convention Center, Build America Bonds	Aa2	6.731%	07/01/43	1,000	1,130,070
New York City Municipal Water Finance Authority, Build America Bonds	Aa2	6.011%	06/15/42	2,010	2,669,119
New York City Transitional Finance Authority, Future Tax Secured Bonds, Build America Bonds	Aa1	5.767%	08/01/36	5,000	6,078,400
Ohio State University (The), Revenue Bonds, Build America Bonds	Aa1	4.910%	06/01/40	1,300	1,568,255
Ohio State Water Development Authority, Revenue Bonds, Build America Bonds	Aaa	4.879%	12/01/34	2,000	2,268,380
Oregon State Department of Transportation, Build America Bonds	Aa2	5.834%	11/15/34	500	644,335
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, Build America Bonds	Aa3	5.511%	12/01/45	5,800	6,922,358
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, Build America Bonds	Aa2	5.844%	11/01/50	2,895	3,880,400

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Rutgers NJ State University, Revenue Bonds, Build America Bonds	Aa2	5.665%	05/01/40	$750	$942,098
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, Build America Bonds	Aa1	4.839%	01/01/41	6,500	7,581,730
San Antonio Electric & Gas, Revenue Bonds	Aa1	4.427%	02/01/42	1,750	1,938,580
San Francisco City & County Public Utilities Commission, Build America Bonds	Aa3	6.000%	11/01/40	2,000	2,451,760
State of California, Build America Bonds	A1	7.625%	03/01/40	800	1,033,256
State of California, Taxable Var. Purp. 3. GO	A1	5.950%	04/01/16	2,500	2,851,575

TOTAL MUNICIPAL BONDS (cost $48,594,487)					51,192,912

NON-CORPORATE FOREIGN AGENCIES — 0.8%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%	11/25/14	3,775	3,945,015
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes(a)	A1	4.000%	01/29/21	10,000	10,322,230
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19	10,000	12,472,900
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	Baa1	9.250%	04/23/19	10,000	12,472,900
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	3.875%	05/04/17	5,200	5,528,427
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	8.000%	01/23/14	3,000	3,272,985
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	9,340	9,394,863
Petrobras International Finance Co. (Brazil), Gtd. Notes	A3	5.375%	01/27/21	22,235	23,964,238
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21	10,000	11,300,000

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $89,870,181)					92,673,558

SOVEREIGNS — 1.5%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%	01/22/21	18,000	20,817,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes(a)	Baa2	5.625%	01/07/41	19,275	23,640,788
Brazilian Government International Bond (Brazil), Series A, Sr. Unsec’d. Notes	Baa2	8.000%	01/15/18	667	776,667
Canada Government International Bond (Canada), Sr. Unsec’d. Notes(a)	Aaa	0.875%	02/14/17	17,830	17,921,842
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	5.125%	01/15/20	10,000	11,725,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	6.050%	01/11/40	18,900	24,381,000
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	5.125%	04/21/21	5,000	5,527,500
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	6.375%	07/15/19	1,200	1,413,408
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, RegS	Aa2	5.250%	01/20/20	10,000	11,530,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	4.875%	05/05/21	10,000	10,900,000
Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22	3,500	3,491,250

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

SOVEREIGNS (continued)
Republic of Korea (South Korea), Sr. Unsec’d. Notes	A1	7.125%		04/16/19	$11,500	$14,502,972
Republic of Russia (Russia), Sr. Unsec’d. Notes, RegS	Baa1	7.500%		03/31/30	8,050	9,664,750
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes, 144A	Baa1	7.500%		03/31/30	8,050	9,664,750

TOTAL SOVEREIGNS (cost $156,880,516)						165,956,927

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal Home Loan Mortgage Corp.		1.000%		07/28/17	8,745	8,740,461
Residual Funding Corp. Strips Principal		1.810%	(s)	07/15/20	1,643	1,431,640
Residual Funding Corp. Strips Principal		1.980%	(s)	01/15/21	1,500	1,279,926

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,694,364)						11,452,027

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.8%
Federal Home Loan Mortgage Corp.		4.500%		10/01/39-07/01/41	186,239	199,484,906
Federal National Mortgage Association		3.500%		TBA	313,000	328,418,609
Federal National Mortgage Association		4.000%		TBA	126,000	134,091,569
Federal National Mortgage Association		4.500%		TBA	54,000	57,881,247
Government National Mortgage Association		3.500%		TBA	78,000	83,362,492
Government National Mortgage Association		4.000%		10/15/39-09/15/41	162,902	178,118,791

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $971,336,519)						981,357,614

U.S. TREASURY OBLIGATIONS — 54.3%
U.S. Treasury Bonds		6.250%		08/15/23	60,000	87,150,000
U.S. Treasury Bonds		7.125%		02/15/23	30,000	45,871,860
U.S. Treasury Bonds		7.250%		08/15/22	50,000	76,398,450
U.S. Treasury Bonds		7.625%		02/15/25	24,800	40,594,500
U.S. Treasury Bonds		7.875%		02/15/21	50,000	76,484,400
U.S. Treasury Bonds		8.000%		11/15/21	69,450	109,025,666
U.S. Treasury Inflation Indexed Bonds(a)		0.750%		02/15/42	44,921	47,121,177
U.S. Treasury Notes(a)		0.625%		05/31/17	193,403	192,511,606
U.S. Treasury Notes		0.750%		06/30/17	911,100	912,025,678
U.S. Treasury Notes		0.875%		12/31/16	150,000	151,347,600
U.S. Treasury Notes		1.000%		06/30/19	2,341,230	2,322,572,738
U.S. Treasury Notes(a)		1.125%		05/31/19	313,545	314,034,757
U.S. Treasury Notes		1.250%		04/30/19	296,180	299,465,821
U.S. Treasury Notes(a)		1.750%		05/15/22	512,265	516,427,153
U.S. Treasury Notes		2.000%		11/15/21	200,000	207,359,400
U.S. Treasury Notes		3.250%		12/31/16	60,000	66,825,000
U.S. Treasury Notes		3.500%		02/15/18	150,000	171,621,150
U.S. Treasury Strips Coupon		0.990%	(n)	05/15/18	61,000	57,561,369
U.S. Treasury Strips Coupon		1.210%	(n)	05/15/19	99,790	92,149,080
U.S. Treasury Strips Coupon(a)		1.280%	(n)	11/15/19	106,700	97,135,092
U.S. Treasury Strips Coupon(h)(k)		1.820%	(n)	11/15/21	25,000	21,309,525
U.S. Treasury Strips Coupon		1.930%	(n)	05/15/22	125,000	104,717,125
U.S. Treasury Strips Coupon(k)		2.310%	(n)	08/15/25	34,245	25,281,645
U.S. Treasury Strips Principal(a)		2.130%	(s)	11/15/24	52,500	40,388,828

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,055,998,008)						6,075,379,620

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $10,599,406,498)		$10,779,323,153

	Shares
SHORT-TERM INVESTMENT — 46.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $5,206,385,567; includes $1,506,295,653 of cash collateral received for securities on loan)(Note 4)(b)(w)	5,206,385,567	5,206,385,567

TOTAL INVESTMENTS — 142.8% (cost $15,805,792,065)		15,985,708,720
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (42.8)%		(4,790,922,169)

NET ASSETS — 100.0%		$11,194,786,551

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
TBA	To Be Announced

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,467,572,101; cash collateral of $1,506,295,653 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $10,809,659. The aggregate value of $12,100,740 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at June 30, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Positions:
17,648	5 Year U.S. Treasury Notes	Sep. 2012	$2,185,731,699	$2,187,800,500	$2,068,801
6,009	10 Year U.S. Treasury Notes	Sep. 2012	801,045,708	801,450,375	404,667

					2,473,468

Short Positions:
236	2 Year U.S. Treasury Notes	Sep. 2012	52,007,969	51,964,250	43,719
1,525	U.S. Long Bond	Sep. 2012	227,093,288	225,652,344	1,440,944
693	U.S. Ultra Bond	Sep. 2012	116,426,628	115,622,719	803,909

					2,288,572

					$4,762,040

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$88,500	05/01/16	2.848%	3 month LIBOR(2)	$(7,358,879)	$—	$(7,358,879)	Barclays Bank PLC
68,000	08/11/16	1.456%	3 month LIBOR(2)	2,135,177	—	2,135,177	Deutsche Bank AG
172,555	08/31/16	0.934%	3 month LIBOR(1)	887,267	—	887,267	Credit Suisse International
171,645	08/31/16	0.977%	3 month LIBOR(2)	(1,182,765)	—	(1,182,765)	Citibank N.A.
171,645	08/31/16	0.928%	3 month LIBOR(1)	839,886	—	839,886	Citibank N.A.
53,670	08/31/16	0.978%	3 month LIBOR(2)	(373,457)	—	(373,457)	JPMorgan Chase Bank
53,670	08/31/16	0.975%	3 month LIBOR(2)	(365,758)	—	(365,758)	JPMorgan Chase Bank
19,440	09/14/16	1.206%	3 month LIBOR(2)	(377,169)	—	(377,169)	Deutsche Bank AG
370,000	09/27/16	1.070%	3 month LIBOR(2)	4,286,806	—	4,286,806	Morgan Stanley Capital Services
350,000	10/13/16	1.458%	3 month LIBOR(2)	(9,907,648)	—	(9,907,648)	JPMorgan Chase Bank
290,000	11/18/16	1.315%	3 month LIBOR(1)	6,037,512	—	6,037,512	Barclays Bank PLC
300,000	11/22/16	1.339%	3 month LIBOR(1)	6,529,399	—	6,529,399	JPMorgan Chase Bank
485,000	11/23/16	1.333%	3 month LIBOR(1)	10,405,292	—	10,405,292	Citibank N.A.
370,000	11/25/16	1.340%	3 month LIBOR(1)	8,050,804	—	8,050,804	Citibank N.A.
200,000	11/25/16	1.323%	3 month LIBOR(1)	4,196,587	—	4,196,587	JPMorgan Chase Bank
512,395	11/30/16	0.913%	3 month LIBOR(2)	(693,790)	—	(693,790)	JPMorgan Chase Bank
490,120	11/30/16	0.948%	3 month LIBOR(2)	(1,368,652)	—	(1,368,652)	Citibank N.A.
490,120	11/30/16	0.945%	3 month LIBOR(2)	(1,313,973)	—	(1,313,973)	Citibank N.A.
500,000	12/05/16	1.330%	3 month LIBOR(2)	(10,489,904)	—	(10,489,904)	JPMorgan Chase Bank
660,000	07/03/17	0.978%	3 month LIBOR(2)	(220,401)	—	(220,401)	Citibank N.A.
25,000	08/08/18	1.980%	3 month LIBOR(1)	1,352,692	—	1,352,692	Bank of America N.A.
73,000	08/11/18	2.055%	3 month LIBOR(1)	4,284,652	—	4,284,652	JPMorgan Chase Bank
64,000	08/16/18	1.863%	3 month LIBOR(2)	(2,961,887)	—	(2,961,887)	Barclays Bank PLC
405,000	10/17/18	1.887%	3 month LIBOR(2)	(17,542,550)	—	(17,542,550)	Morgan Stanley Capital Services
325,000	05/11/19	1.498%	3 month LIBOR(1)	4,028,111	—	4,028,111	Barclays Bank PLC
250,000	05/11/19	1.493%	3 month LIBOR(1)	3,013,851	—	3,013,851	Barclays Bank PLC
500,000	05/21/19	1.485%	3 month LIBOR(1)	5,518,105	—	5,518,105	JPMorgan Chase Bank
685,000	07/03/19	1.365%	3 month LIBOR(2)	(447,748)	—	(447,748)	Barclays Bank PLC
16,817	11/15/19	4.546%	3 month LIBOR(2)	(7,649,840)	—	(7,649,840)	Deutsche Bank AG
27,616	05/15/20	4.246%	3 month LIBOR(2)	(11,568,149)	—	(11,568,149)	Deutsche Bank AG
39,000	06/11/20	3.300%	3 month LIBOR(1)	5,378,484	—	5,378,484	Barclays Bank PLC
8,000	07/06/20	3.030%	3 month LIBOR(1)	1,036,055	—	1,036,055	Barclays Bank PLC
80,470	08/11/20	2.828%	3 month LIBOR(1)	8,906,107	—	8,906,107	Barclays Bank PLC
26,502	05/15/21	4.419%	3 month LIBOR(2)	(12,432,130)	—	(12,432,130)	Deutsche Bank AG
26,415	05/15/21	4.446%	3 month LIBOR(2)	(12,520,959)	—	(12,520,959)	Deutsche Bank AG
5,610	07/20/21	3.035%	3 month LIBOR(1)	729,930	—	729,930	Citibank N.A.
175,000	09/26/21	1.908%	3 month LIBOR(2)	(3,982,896)	—	(3,982,896)	Barclays Bank PLC
540,000	10/05/21	1.971%	3 month LIBOR(1)	15,075,997	—	15,075,997	JPMorgan Chase Bank
385,000	10/06/21	1.983%	3 month LIBOR(1)	11,119,428	—	11,119,428	JPMorgan Chase Bank
500,000	10/17/21	2.331%	3 month LIBOR(2)	(29,709,858)	—	(29,709,858)	Citibank N.A.
225,000	10/17/21	2.331%	3 month LIBOR(2)	(13,369,497)	—	(13,369,497)	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$175,000	11/23/21	2.136%	3 month LIBOR(1)	$6,929,168	$—	$6,929,168	Barclays Bank PLC
54,870	11/23/21	2.148%	3 month LIBOR(2)	(2,230,181)	—	(2,230,181)	Citibank N.A.
375,000	12/05/21	2.254%	3 month LIBOR(2)	(18,509,603)	—	(18,509,603)	JPMorgan Chase Bank
37,035	01/27/22	2.071%	3 month LIBOR(2)	(1,439,005)	—	(1,439,005)	Citibank N.A.
28,405	01/30/22	2.082%	3 month LIBOR(2)	(1,123,097)	—	(1,123,097)	Citibank N.A.
49,265	02/07/22	2.056%	3 month LIBOR(2)	(1,803,178)	—	(1,803,178)	Citibank N.A.
114,705	04/12/22	2.111%	3 month LIBOR(1)	4,187,481	—	4,187,481	Citibank N.A.
200,000	07/03/22	1.790%	3 month LIBOR(1)	194,835	—	194,835	JPMorgan Chase Bank

				$(55,819,348)	$—	$(55,819,348)

(1)	Portfolio pays the floating rate and receives the fixed rate. (2) Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Centex Corp.	06/20/14	1.000%	$3,000	$24,583	$(19,129)	$43,712	Credit Suisse International
Citizen Communications Corp.	12/20/12	1.000%	3,000	3,343	136,654	(133,311)	Deutsche Bank AG
Citizen Communications Corp.	12/20/12	1.000%	2,000	2,229	101,006	(98,777)	Deutsche Bank AG
GATX Financial Corp.	12/20/12	1.000%	2,450	(7,114)	26,615	(33,729)	Credit Suisse International
Macy’s Retail Holdings, Inc.	09/20/16	1.000%	5,765	65,862	592,878	(527,016)	Deutsche Bank AG
MeadWestvaco Corp.	09/20/19	1.000%	3,000	124,270	59,552	64,718	JPMorgan Chase Bank
RR Donnelley & Sons Co.	09/20/16	1.000%	3,000	641,256	377,450	263,806	JPMorgan Chase Bank

				$854,429	$1,275,026	$(420,597)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(2):
Berkshire Hathaway Finance Corp.	03/20/15	1.000%	$5,000	0.977%	$4,610	$(94,368)	$98,978	Deutsche Bank AG

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.18	06/20/17	5.000%	$49,500	$(1,678,565)	$(3,832,813)	$2,154,248	Bank of America N.A.
CDX.NA.HY.18	06/20/17	5.000%	49,500	(1,678,565)	(3,911,875)	2,233,310	Bank of America N.A.
CDX.NA.HY.18	06/20/17	5.000%	49,500	(1,678,565)	(3,200,313)	1,521,748	Bank of America N.A.
CDX.NA.HY.18	06/20/17	5.000%	49,500	(1,678,565)	(3,623,125)	1,944,560	Deutsche Bank AG
CDX.NA.HY.18	06/20/17	5.000%	49,500	(1,678,565)	(3,368,750)	1,690,185	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2) (continued)
CDX.NA.HY.18	06/20/17	5.000%	$49,500	$(1,678,565)	$(3,801,875)	$2,123,310	Morgan Stanley Capital Services
CDX.NA.HY.18	06/20/17	5.000%	49,500	(1,678,565)	(3,368,750)	1,690,185	Morgan Stanley Capital Services
CDX.NA.HY.18	06/20/17	5.000%	24,750	(839,282)	(1,916,406)	1,077,124	Bank of America N.A.
CDX.NA.HY.18	06/20/17	5.000%	24,750	(839,283)	(1,476,406)	637,123	Bank of America N.A.
CDX.NA.HY.18	06/20/17	5.000%	24,750	(839,282)	(1,476,406)	637,124	Morgan Stanley Capital Services
CDX.NA.HY.18	06/20/17	5.000%	24,750	(839,282)	(1,931,875)	1,092,593	Morgan Stanley Capital Services
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(2,789,534)	1,365,304	Bank of America N.A.
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(2,848,342)	1,424,112	Citibank N.A.
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(2,069,682)	645,452	Citibank N.A.
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(2,585,441)	1,161,211	Deutsche Bank AG
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,229)	980,172	(2,404,401)	JPMorgan Chase Bank
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(1,490,825)	66,595	JPMorgan Chase Bank
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(2,818,941)	1,394,711	JPMorgan Chase Bank
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,229)	(1,475,830)	51,601	Morgan Stanley Capital Services
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,229)	(2,441,595)	1,017,366	Morgan Stanley Capital Services
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,230)	(2,470,457)	1,046,227	Morgan Stanley Capital Services
CDX.NA.IG.18	06/20/17	1.000%	250,000	(1,424,229)	(482,921)	(941,308)	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	225,000	(1,281,806)	(2,484,108)	1,202,302	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	200,000	(1,139,384)	(1,287,503)	148,119	Bank of America N.A.
CDX.NA.IG.18	06/20/17	1.000%	200,000	(1,139,384)	(1,976,383)	836,999	Citibank N.A.
CDX.NA.IG.18	06/20/17	1.000%	200,000	(1,139,384)	(555,162)	(584,222)	Deutsche Bank AG
CDX.NA.IG.18	06/20/17	1.000%	200,000	(1,139,383)	(567,245)	(572,138)	JPMorgan Chase Bank
CDX.NA.IG.18	06/20/17	1.000%	200,000	(1,139,384)	(579,328)	(560,056)	JPMorgan Chase Bank
CDX.NA.IG.18	06/20/17	1.000%	200,000	(1,139,384)	(2,184,561)	1,045,177	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	150,000	(854,538)	(1,393,343)	538,805	Morgan Stanley Capital Services
CDX.NA.IG.18	06/20/17	1.000%	150,000	(854,537)	(1,569,042)	714,505	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	125,000	(712,115)	(1,424,171)	712,056	Credit Suisse International
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(698,193)	128,501	Barclays Bank PLC
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(1,057,878)	488,186	Credit Suisse International
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(1,018,366)	448,674	Credit Suisse International

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2) (continued)
CDX.NA.IG.18	06/20/17	1.000%	$100,000	$(569,692)	$392,069	$(961,761)	Deutsche Bank AG
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(815,946)	246,254	Goldman Sachs International
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(988,183)	418,491	Goldman Sachs International
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(976,638)	406,946	Goldman Sachs International
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(1,000,043)	430,351	Goldman Sachs International
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(970,691)	400,999	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(637,764)	68,072	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	100,000	(569,692)	(994,126)	424,434	Royal Bank of Scotland PLC
CDX.NA.IG.18	06/20/17	1.000%	75,000	(427,269)	340,834	(768,103)	Credit Suisse International
CDX.NA.IG.18	06/20/17	1.000%	50,000	(284,846)	196,034	(480,880)	Citibank N.A.

				$(48,291,636)	$(74,651,727)	$26,360,091

The Portfolio entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$77,873,046	$480,000
Residential Mortgage-Backed Securities	—	23,314,651	—
Commercial Mortgage-Backed Securities	—	637,665,134	14,340,284
Corporate Bonds	—	2,647,637,380	—
Municipal Bonds	—	51,192,912	—
Non-Corporate Foreign Agencies	—	92,673,558	—
Sovereigns	—	165,956,927	—
U.S. Government Agency Obligations	—	11,452,027	—
U.S. Government Mortgage-Backed Securities	—	981,357,614	—
U.S. Treasury Obligations	—	6,075,379,620	—
Affiliated Money Market Mutual Fund	5,206,385,567	—	—
Other Financial Instruments*
Futures Contracts	4,762,040	—	—
Interest Rate Swaps	—	(55,819,348)	—
Credit Default Swaps	—	26,038,472	—

Total	$5,211,147,607	$10,734,721,993	$14,820,284

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Treasury Obligations	54.3%
Affiliated Money Market Mutual Fund (including 13.5% of collateral received for securities on loan)	46.5
Banking	9.5
U.S. Government Mortgage-Backed Securities	8.8
Commercial Mortgage-Backed Securities	5.8
Sovereigns	1.5
Healthcare & Pharmaceutical	1.3
Non-Captive Finance	1.2
Capital Goods	1.1
Energy – Other	1.1
Foods	1.1
Media & Entertainment	1.1
Telecommunications	0.9
Insurance	0.8
Non-Corporate Foreign Agencies	0.8
Non-Residential Mortgage-Backed Securities	0.7
Retailers	0.7
Cable	0.6
Chemicals	0.5
Municipal Bonds	0.5
Electric	0.4
Energy – Integrated	0.4
Metals & Mining	0.4
Pipelines & Other	0.4
Railroads	0.4
Healthcare Insurance	0.3
Technology	0.3

Tobacco	0.3%
Automotive	0.2
Paper	0.2
Residential Mortgage-Backed Securities	0.2
Aerospace & Defense	0.1
Consumer	0.1
Gaming	0.1
Real Estate Investment Trusts	0.1
U.S. Government Agency Obligations	0.1

142.8
Liabilities in excess of other assets	(42.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$34,104,174		Unrealized depreciation on swap agreements	$8,065,702
Credit contracts	Premium paid for swap agreements	3,203,264		Premiums received for swap agreements	76,674,333
Interest rate contracts	Unrealized appreciation on swap agreements	115,123,626		Unrealized depreciation on swap agreements	170,942,974
Interest rate contracts	Due to broker-variation margin	4,762,040	*	—	—

Total		$157,193,104			$255,683,009

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$1,295,983	$(1,260,853)	$27,762,588	$(3,694,963)	$24,102,755
Credit contracts	—	—	—	232,214,622	232,214,622

Total	$1,295,983	$(1,260,853)	$27,762,588	$228,519,659	$256,317,377

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$(14,704,750)	$8,842,478	$(5,862,272)
Credit contracts			—	(88,703,422)	(88,703,422)

Total			$(14,704,750)	$(79,860,944)	$(94,565,694)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)	Credit Default Swaps as Buyer(2)	Credit Default Swaps as Writer(2)
$2,209,157,448	$730,751,698	$8,316,507,748	$26,215,000	$5,645,166,667

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $1,467,572,101:
Unaffiliated investments (cost $10,599,406,498)	$10,779,323,153
Affiliated investments (cost $5,206,385,567)	5,206,385,567
Cash	4,982,154
Receivable for investments sold	3,282,756,039
Unrealized appreciation on swap agreements	149,227,800
Dividends and interest receivable	58,186,493
Premium paid for swap agreements	3,203,264
Receivable for fund share sold	1,327,963
Tax reclaim receivable	12,673
Prepaid expenses	457

Total Assets	19,485,405,563

LIABILITIES:
Payable for investments purchased	6,366,345,666
Payable to broker for collateral for securities on loan	1,506,295,653
Unrealized depreciation on swap agreements	179,008,676
Payable for fund share repurchased	152,121,950
Premium received for swap agreements	76,674,333
Advisory fees payable	6,588,418
Due to broker-variation margin	2,810,371
Shareholder servicing fees payable	632,506
Accrued expenses and other liabilities	140,947
Affiliated transfer agent fee payable	492

Total Liabilities	8,290,619,012

NET ASSETS	$11,194,786,551

Net assets were comprised of:
Paid-in capital	$10,528,909,006
Retained earnings	665,877,545

Net assets, June 30, 2012	$11,194,786,551

Net asset value and redemption price per share, $11,194,786,551 / 1,762,934,924 outstanding shares of beneficial interest	$6.35

STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$109,497,785
Affiliated dividend income	863,841
Affiliated income from securities lending, net	716,018

111,077,644

EXPENSES
Advisory fees	24,606,803
Shareholder servicing fees and expenses	3,841,650
Custodian and accounting fees	444,000
Loan interest expense (Note 7)	98,991
Trustees’ fees	32,000
Commitment fee on syndicated credit agreement	25,000
Audit fee	18,000
Interest expense (Note 7)	17,523
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Insurance expenses	3,000
Miscellaneous	20,390

Total expenses	29,131,357
Less: shareholder servicing fee waiver	(1,444,666)

Net expenses	27,686,691

NET INVESTMENT INCOME	83,390,953

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	169,376,513
Futures transactions	27,762,588
Swap agreement transactions	228,519,659
Options written transactions	(1,260,853)

424,397,907

Net change in unrealized appreciation (depreciation) on:
Investments	14,485,612
Futures	(14,704,750)
Swap agreements	(79,860,944)

(80,080,082)

NET GAIN ON INVESTMENTS	344,317,825

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$427,708,778

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$83,390,953	$94,409,303
Net realized gain on investment transactions	424,397,907	107,412,611
Net change in unrealized appreciation (depreciation) on investments	(80,080,082)	179,478,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	427,708,778	381,300,804

DISTRIBUTIONS	(200,906,546)	(254,677,783)

FUND SHARE TRANSACTIONS:
Fund share sold [1,815,269,383 and 5,525,078,020 shares, respectively]	11,568,576,321	33,021,042,781
Fund share issued in reinvestment of distributions [31,839,389 and 44,524,088 shares, respectively]	200,906,546	254,677,783
Fund share repurchased [2,227,839,997 and 3,474,472,438 shares, respectively]	(13,923,824,861)	(20,853,114,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(2,154,341,994)	12,422,605,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,927,539,762)	12,549,228,839
NET ASSETS:
Beginning of period	13,122,326,313	573,097,474

End of period	$11,194,786,551	$13,122,326,313

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 87.7% COMMON STOCKS — 43.1%
Advertising — 0.1%
WPP PLC (United Kingdom)	122,795	$1,490,697

Aerospace & Defense — 0.4%
Boeing Co. (The)	11,300	839,590
European Aeronautic Defence and Space
Co. (Netherlands)	35,405	1,256,552
Meggitt PLC (United Kingdom)	99,990	605,043
TransDigm Group, Inc.*	11,900	1,598,170
United Technologies Corp.	65,753	4,966,324

		9,265,679

Agriculture — 0.8%
Altria Group, Inc.	8,290	286,420
Archer-Daniels-Midland Co.	41,585	1,227,589
British American Tobacco PLC (United Kingdom)	93,061	4,731,208
Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)*	828,000	1,067
GrainCorp Ltd. (Australia)	22,363	218,940
Imperial Tobacco Group PLC (United Kingdom)	49,829	1,919,819
Japan Tobacco, Inc. (Japan)	135,400	4,011,312
Kernel Holding SA (Ukraine)*	13,550	249,181
KT&G Corp. (South Korea)	4,150	294,216
Lorillard, Inc.	1,270	167,576
Philip Morris International, Inc.	71,787	6,264,134
Swedish Match AB (Sweden)	2,378	95,847

		19,467,309

Apparel — 0.2%
Burberry Group PLC (United Kingdom)	55,110	1,147,431
Coach, Inc.	15,290	894,159
NIKE, Inc. (Class B Stock)	1,329	116,660
Ralph Lauren Corp.	1,160	162,470
VF Corp.	9,657	1,288,727
Wolverine World Wide, Inc.	21,200	822,136

		4,431,583

Auto Parts & Equipment — 0.4%
Allison Transmission Holdings, Inc.(a)	63,500	1,115,060
BorgWarner, Inc.*(a)	16,400	1,075,676
Bridgestone Corp. (Japan)	28,100	645,291
Continental AG (Germany)	8,956	746,581
Hankook Tire Co. Ltd. (South Korea)	14,950	596,196
Hyundai Mobis (South Korea)	1,450	351,474
Iochpe-Maxion SA (Brazil)	15,000	172,069
Johnson Controls, Inc.	130,825	3,625,161
Lear Corp.	2,500	94,325
TRW Automotive Holdings Corp.*	3,624	133,218

		8,555,051

Automobile Manufacturers — 0.8%
Bayerische Motoren Werke AG (Germany)	14,696	1,063,521
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	324,000	506,430
General Motors Co.*(a)	173,034	3,412,230
General Motors Corp. Escrow Shares	110,000	11
Great Wall Motor Co. Ltd. (China) (Class H Stock)	204,500	412,302
Honda Motor Co. Ltd. (Japan)	99,200	3,461,638

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Automobile Manufacturers (continued)
Hyundai Motor Co. (South Korea)	5,250	$1,077,796
Kia Motors Corp. (South Korea)	8,850	583,301
Nissan Motor Co. Ltd. (Japan)	176,500	1,675,996
PACCAR, Inc.(a)	85,729	3,359,720
Tata Motors Ltd. (India), ADR	27,000	592,920
Tesla Motors, Inc.*(a)	27,200	851,088
Toyota Motor Corp. (Japan)	48,600	1,961,604
UMW Holdings Bhd (Malaysia)	139,900	404,681

		19,363,238

Banks — 0.9%
Australia & New Zealand Banking Group Ltd. (Australia)	71,386	1,626,180
Banco do Estado do Rio Grande do Sul (Brazil)	36,950	261,235
Banco Santander SA (Spain)	175,196	1,158,969
Capital One Financial Corp.	85,883	4,694,365
China Minsheng Banking Corp Ltd. (China) (Class H Stock)	528,000	472,808
City National Corp.(a)	19,700	957,026
Comerica, Inc.	1,857	57,028
Commonwealth Bank of Australia (Australia)	815	44,633
Compartamos SAB de CV (Mexico)	234,000	273,825
Cullen/Frost Bankers, Inc.	8,000	459,920
Fifth Third Bancorp	10,100	135,340
First Horizon National Corp.	6,100	52,765
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	116,200	600,525
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,439,475	1,928,131
Mitsubishi UFJ Financial Group, Inc. (Japan)	390,600	1,871,318
Mizuho Financial Group, Inc. (Japan)	115,600	195,277
National Australia Bank Ltd. (Australia)	2,645	64,426
Regions Financial Corp.	8,871	59,879
Sberbank of Russia (Russia), ADR	76,300	825,566
Standard Chartered PLC (United Kingdom)	172,051	3,737,452
Swedbank AB (Sweden) (Class A Stock)	54,439	857,630
Turkiye Garanti Bankasi A/S (Turkey)	143,600	565,282
Turkiye Halk Bankasi A/S (Turkey)	42,000	329,511
Westpac Banking Corp. (Australia)	2,332	50,922
Zions Bancorporation	6,758	131,240

		21,411,253

Beverages — 0.6%
Anheuser-Busch InBev NV (Belgium)	28,839	2,273,708
Carlsberg A/S (Denmark) (Class B Stock)	9,512	750,809
Coca-Cola Co. (The)	61,355	4,797,348
Coca-Cola Enterprises, Inc.	25,764	722,423
Diageo PLC (United Kingdom)	4,616	118,977
Diageo PLC (United Kingdom), ADR	10,900	1,123,463
Dr. Pepper Snapple Group, Inc.	17,066	746,638
Pernod-Ricard SA (France)	12,630	1,350,556
SABMiller PLC (United Kingdom)	39,994	1,604,605

		13,488,527

Biotechnology — 0.6%
Aegerion Pharmaceuticals, Inc.*	32,000	474,880
Alexion Pharmaceuticals, Inc.*	11,340	1,126,062
Amgen, Inc.	22,896	1,672,324

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Biotechnology (continued)
Biogen Idec, Inc.*	40,890	$5,903,698
Celgene Corp.*	25,816	1,656,355
Dendreon Corp.*	8,633	63,884
Gilead Sciences, Inc.*	15,200	779,456
Vertex Pharmaceuticals, Inc.*	35,199	1,968,328

		13,644,987

Building Materials — 0.3%
Armstrong World Industries, Inc.(a)	22,300	1,096,268
China Shanshui Cement Group Ltd. (China)	333,000	229,736
Daikin Industries Ltd. (Japan)	26,500	746,302
Holcim Ltd. (Switzerland)*	14,400	797,839
Imerys SA (France)	12,225	623,240
Lafarge SA (France)	24,427	1,090,869
Martin Marietta Materials, Inc.(a)	19,900	1,568,518
Masco Corp.	78,346	1,086,659
U.S. Concrete, Inc.*	15,317	75,743

		7,315,174

Chemicals — 1.2%
Air Products & Chemicals, Inc.	40,845	3,297,417
Akzo Nobel NV (Netherlands)	9,002	423,676
Albemarle Corp.	30,000	1,789,200
BASF SE (Germany)	20,687	1,438,462
Bayer AG (Germany)	59,095	4,258,354
CF Industries Holdings, Inc.	1,025	198,584
Dongyue Group (China)	381,000	179,218
Dow Chemical Co. (The)	2,463	77,584
E.I. du Pont de Nemours & Co.	73,719	3,727,970
FMC Corp.	26,200	1,401,176
Georgia Gulf Corp.	25,167	646,037
Kingboard Chemical Holdings Ltd. (Cayman Islands)	94,500	184,050
Linde AG (Germany)	6,948	1,082,089
LyondellBasell Industries NV (Netherlands) (Class A Stock)	12,923	520,409
Mosaic Co. (The)	2,834	155,190
Potash Corp. of Saskatchewan, Inc. (Canada)	2,499	109,181
PPG Industries, Inc.	14,455	1,533,965
Sasol Ltd. (South Africa)	18,000	759,282
Sherwin-Williams Co. (The)	23,000	3,044,050
Shin-Etsu Chemical Co. Ltd. (Japan)	22,300	1,228,016
Solvay SA (Belgium)	12,847	1,268,405
Symrise AG (Germany)	21,850	665,922
Syngenta AG (Switzerland)	153	52,376

		28,040,613

Coal — 0.1%
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	164,000	580,282
Exxaro Resources Ltd. (South Africa)	23,600	551,096
Peabody Energy Corp.	14,615	358,360

		1,489,738

Commercial Banks — 0.8%
Banco Bilbao Vizcaya Argentaria SA (Spain)	91,851	655,942
Bank of America Corp.	513,286	4,198,679
Barclays PLC (United Kingdom)	431,518	1,102,634
BB&T Corp.	47,500	1,465,375

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks (continued)
China Construction Bank Corp. (China) (Class H Stock)	2,781,000	$1,921,322
China Merchants Bank Co. Ltd. (China) (Class H Stock)	288,000	546,073
Huntington Bancshares, Inc.	10,373	66,387
Intesa Sanpaolo SpA (Italy)	341,964	486,700
M&T Bank Corp.	24,960	2,060,947
Sumitomo Mitsui Financial Group, Inc. (Japan)	51,400	1,697,996
SVB Financial Group*	5,000	293,600
U.S. Bancorp	129,906	4,177,777

		18,673,432

Commercial Services — 0.4%
Equifax, Inc.	31,500	1,467,900
Experian PLC (United Kingdom)	94,637	1,335,150
Genpact Ltd. (Bermuda)*	18,638	309,950
Moody’s Corp.	32,400	1,184,220
ServiceSource International, Inc.*(a)	43,400	601,090
SGS SA (Switzerland)	458	858,736
Sodexo (France)	24,375	1,897,915
Visa, Inc. (Class A Stock)	6,222	769,226

		8,424,187

Computers — 2.1%
Accenture PLC (Ireland) (Class A Stock)	3,793	227,921
Apple, Inc.*	49,882	29,131,088
Chicony Electronics Co. Ltd. (Taiwan)	139,000	258,039
Cognizant Technology Solutions Corp. (Class A Stock)*	24,510	1,470,600
Compal Electronics, Inc. (Taiwan)	500,000	463,001
Diebold, Inc.	14,100	520,431
EMC Corp.*(a)	158,763	4,069,096
Fujitsu Ltd. (Japan)	273,000	1,306,500
Gemalto NV (Netherlands)	4,294	308,410
Hewlett-Packard Co.	22,094	444,310
Infosys Ltd. (India), ADR	15,650	705,189
International Business Machines Corp.	34,213	6,691,379
Lenovo Group Ltd. (China)	774,000	660,478
Lite-On Technology Corp. (Taiwan)	209,000	263,250
MICROS Systems, Inc.*	19,400	993,280
NetApp, Inc.*	17,654	561,750
SanDisk Corp.*	3,003	109,549
Wistron Corp. (Taiwan)	356,000	439,455

		48,623,726

Construction & Engineering — 0.2%
ABB Ltd. (Switzerland)*	58,600	956,832
Fluor Corp.	47,155	2,326,628
SembCorp Industries Ltd. (Singapore)	20,000	81,862

		3,365,322

Containers & Packaging — 0.1%
Crown Holdings, Inc.*	11,541	398,049
Rock-Tenn Co. (Class A Stock)	28,500	1,554,675
Sealed Air Corp.	8,418	129,974

		2,082,698

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	8,504	885,266

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Cosmetics/Personal Care (continued)
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,296	$232,500
L’Oreal SA (France)	2,210	258,582
Procter & Gamble Co. (The)	90,604	5,549,495

		6,925,843

Distribution/Wholesale — 0.4%
Genuine Parts Co.	26,500	1,596,625
Marubeni Corp. (Japan)	155,000	1,032,749
Mitsubishi Corp. (Japan)	61,200	1,237,115
Mitsui & Co. Ltd. (Japan)	70,800	1,052,078
Sumitomo Corp. (Japan)	79,900	1,117,946
W.W. Grainger, Inc.	12,702	2,429,131
Watsco, Inc.(a)	14,300	1,055,340

		9,520,984

Diversified Financial Services — 1.4%
African Bank Investments Ltd. (South Africa)	120,300	535,440
Air Lease Corp.*(a)	64,700	1,254,533
American Express Co.	53,056	3,088,389
Ameriprise Financial, Inc.	70,731	3,696,402
BS Financial Group, Inc. (South Korea)	31,550	352,724
Capmark Financial Group, Inc.*	30,320	698,270
Charles Schwab Corp. (The)	119,700	1,547,721
CME Group, Inc.	8,824	2,365,803
Deutsche Boerse AG (Germany)	24,525	1,323,152
Discover Financial Services	80,200	2,773,316
Goldman Sachs Group, Inc. (The)	32,933	3,156,957
Hana Financial Group, Inc. (South Korea)	16,900	540,262
Housing Development Finance Corp. (India)	54,700	645,031
ICAP PLC (United Kingdom)	141,599	749,516
IntercontinentalExchange, Inc.*	7,429	1,010,196
Legg Mason, Inc.	56,900	1,500,453
Man Group PLC (United Kingdom)	199,100	238,236
MasterCard, Inc. (Class A Stock)	7,461	3,209,051
Morgan Stanley	49,029	715,333
ORIX Corp. (Japan)	10,380	967,373
T. Rowe Price Group, Inc.	18,630	1,172,945
TD Ameritrade Holding Corp.(a)	56,568	961,656
Woori Finance Holdings Co. Ltd. (South Korea)	33,500	369,276

		32,872,035

Diversified Machinery — 0.2%
AGCO Corp.*	2,832	129,507
Cummins, Inc.	1,769	171,434
Deere & Co.	983	79,495
FANUC Corp. (Japan)	6,000	986,287
Flowserve Corp.	1,558	178,780
Kubota Corp. (Japan)	126,000	1,164,416
Rockwell Automation, Inc.	9,100	601,146
Weir Group PLC (The) (United Kingdom)	3,649	87,684

		3,398,749

Diversified Manufacturing — 0.6%
Carlisle Cos., Inc.	76,990	4,082,010
General Electric Co.	102,157	2,128,952
Illinois Tool Works, Inc.	27,800	1,470,342
Pall Corp.	35,140	1,926,023
Siemens AG (Germany)	27,345	2,297,727

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Manufacturing (continued)
SPX Corp.	15,352	$1,002,792

		12,907,846

Electric — 0.9%
AES Corp. (The)*	7,631	97,906
Ameren Corp.	2,610	87,539
American Electric Power Co., Inc.	5,477	218,532
Calpine Corp.*	9,471	156,366
Cia Energetica de Minas Gerais (Brazil), ADR	41,862	771,098
Consolidated Edison, Inc.	3,294	204,854
Dominion Resources, Inc.	6,901	372,654
DTE Energy Co.	5,992	355,505
Duke Energy Corp.(a)	15,132	348,944
E.ON AG (Germany)	57,479	1,242,074
Edison International	3,689	170,432
Entergy Corp.	2,052	139,310
FirstEnergy Corp.(a)	27,838	1,369,351
NextEra Energy, Inc.(a)	53,921	3,710,305
Northeast Utilities	48,383	1,877,744
NV Energy, Inc.	67,162	1,180,708
PG&E Corp.	88,006	3,984,031
PPL Corp.	24,990	694,972
Progress Energy, Inc.	36,703	2,208,420
Public Service Enterprise Group, Inc.	5,818	189,085
Southern Co. (The)	42,260	1,956,638
Wisconsin Energy Corp.(a)	2,650	104,860
Xcel Energy, Inc.	5,180	147,164

		21,588,492

Electronic Components & Equipment — 0.8%
Cooper Industries PLC (Ireland)	23,600	1,609,048
Emerson Electric Co.	88,737	4,133,369
Hitachi Ltd. (Japan)	273,000	1,683,274
Mitsubishi Electric Corp. (Japan)	187,000	1,564,529
Nidec Corp. (Japan)	11,800	897,199
Schneider Electric SA (France)	50,943	2,831,607
TE Connectivity Ltd. (Switzerland)	7,269	231,954
Tyco International Ltd. (Switzerland)	102,585	5,421,618

		18,372,598

Electronics — 0.3%
Anritsu Corp. (Japan)	28,000	317,355
Hon Hai Precision Industry Co. Ltd. (Taiwan) (Class S Stock), GDR	284,712	1,639,941
Honeywell International, Inc.	60,941	3,402,945
Murata Manufacturing Co. Ltd. (Japan)	12,400	652,247
Omron Corp. (Japan)	19,300	408,997
Radiant Opto-Electronics Corp. (Taiwan)*	81,000	411,662

		6,833,147

Entertainment — 0.1%
International Game Technology	81,900	1,289,925
Ladbrokes PLC (United Kingdom)	53,749	132,422
William Hill PLC (United Kingdom)	34,319	152,198

		1,574,545

Financial – Bank & Trust — 1.5%
BNP Paribas SA (France)	22,331	860,967
Citigroup, Inc.	164,216	4,501,161
Credit Suisse Group AG (Switzerland)*	44,940	822,269

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Financial – Bank & Trust (continued)
HSBC Holdings PLC (United Kingdom), (QMTF)	389,500	$3,432,202
HSBC Holdings PLC (United Kingdom), (XHKG)	285,200	2,523,184
Societe Generale SA (France)*	21,872	512,891
State Street Corp.	11,401	508,941
SunTrust Banks, Inc.	102,718	2,488,857
Wells Fargo & Co.	531,720	17,780,717

		33,431,189

Food — 0.8%
BRF — Brasil Foods SA (Brazil), ADR	31,800	483,042
Campbell Soup Co.	34,136	1,139,460
Charoen Pokphand Foods PCL (Thailand), NVDR	506,000	618,462
ConAgra Foods, Inc.	12,964	336,157
General Mills, Inc.	37,501	1,445,289
Indofood Sukses Makmur Tbk PT (Indonesia)	429,000	223,132
Kraft Foods, Inc. (Class A Stock)	91,357	3,528,208
Nestle SA (Switzerland)	87,231	5,205,761
Smithfield Foods, Inc.*	3,993	86,369
Tesco PLC (United Kingdom)	244,825	1,189,803
Tiger Brands Ltd. (South Africa)	17,950	539,185
Tyson Foods, Inc. (Class A Stock)	4,438	83,568
Unilever NV (Netherlands), CVA	80,126	2,676,651
Unilever PLC (United Kingdom)	54,452	1,828,153

		19,383,240

Forest Products & Paper — 0.1%
Abitibi Escrow Shares	996,000	2,488
MeadWestvaco Corp.	58,100	1,670,375
Resolute Forest Products*	6,736	78,003
Stora Enso Oyj (Finland) (Class R Stock)	101,218	623,160
UPM-Kymmene Oyj (Finland)	61,254	692,941

		3,066,967

Gas — 0.5%
AGL Resources, Inc.	7,538	292,098
Atmos Energy Corp.	30,000	1,052,100
CenterPoint Energy, Inc.	4,722	97,604
Centrica PLC (United Kingdom)	552,164	2,760,790
National Grid PLC (United Kingdom)	11,834	125,417
NiSource, Inc.	3,236	80,091
Perusahaan Gas Negara PT (Indonesia)	3,157,500	1,195,379
Sempra Energy.	54,474	3,752,169
Snam SpA (Italy)	309,675	1,387,384

		10,743,032

Hand/Machine Tools — 0.1%
Makita Corp. (Japan)	16,200	568,288
SMC Corp. (Japan)	7,274	1,261,150

		1,829,438

Healthcare Products — 0.3%
Baxter International, Inc.	5,930	315,180
CareFusion Corp.*	38,536	989,604
Covidien PLC (Ireland)	78,119	4,179,367
Hengan International Group Co. Ltd. (Cayman Islands)	65,000	633,175

	Shares		Value (Note 2)

COMMON STOCKS (continued)
Healthcare Products (continued)
Herbalife Ltd. (Cayman Islands)	11,200		$541,296

			6,658,622

Healthcare Services — 0.8%
AMERIGROUP Corp.*	6,894		454,383
Fresenius Medical Care AG & Co. KGaA (Germany)	11,960		844,715
Health Net, Inc.*	30,000		728,100
Humana, Inc.	46,081		3,568,513
Lincare Holdings, Inc.(a)	57,100		1,942,542
National Healthcare Corp.	36,310		1,642,301
UnitedHealth Group, Inc.	137,673		8,053,871

			17,234,425

Holding Companies – Diversified — 0.2%
AVI Ltd. (South Africa)	48,200		295,478
Hutchison Whampoa Ltd. (Hong Kong)	129,000		1,118,934
Imperial Holdings Ltd. (South Africa)	33,300		702,899
Jardine Matheson Holdings Ltd. (Bermuda)	11,144		539,370
LVMH Moet Hennessy Louis Vuitton SA (France)	10,236		1,557,819
Wharf Holdings Ltd. (The) (Hong Kong)	122,000		678,437

			4,892,937

Home Builders — 0.2%
Berkeley Group Holdings PLC (United Kingdom)*	9,652		213,522
D.R. Horton, Inc.	48,154		885,071
Lennar Corp. (Class A Stock)(a)	15,832		489,367
MRV Engenharia e Participacoes SA (Brazil)	47,200		217,376
NVR, Inc.*	660		561,000
Pulte Group, Inc.*(a)	155,005		1,658,553
Ryland Group, Inc. (The)(a)	15,362		392,960
Toll Brothers, Inc.*(a)	37,180		1,105,361

			5,523,210

Home Furnishings
Arcelik A/S (Turkey)	79,600		402,818
Skyworth Digital Holdings Ltd. (Bermuda)	592,000		265,287

			668,105

Household Products/Wares
ACCO Brands Corp.*	—	(o)	4
Clorox Co. (The)(a)	6,727		487,438
Turk Sise ve Cam Fabrikalari A/S (Turkey)	156,500		256,669

			744,111

Industrial Products — 0.1%
Ingersoll-Rand PLC (Ireland)	29,300		1,235,874

Insurance — 2.1%
ACE Ltd. (Switzerland)	67,456		5,000,513
Aflac, Inc.	2,634		112,182
Alleghany Corp.*(a)	5,973		2,029,327
Allianz SE (Germany)	18,337		1,844,429
Allied World Assurance Co. Holdings AG (Switzerland)	9,900		786,753
Allstate Corp. (The)	45,031		1,580,138
American International Group, Inc.*	77,400		2,483,766
AmTrust Financial Services, Inc.	23,600		701,156
AXA SA (France)(a)	83,852		1,120,995

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Insurance (continued)
Axis Capital Holdings Ltd. (Bermuda)	28,414	$924,875
Berkshire Hathaway, Inc. (Class A Stock)*	19	2,373,955
Berkshire Hathaway, Inc. (Class B Stock)*	1,825	152,077
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	699	809,538
Endurance Specialty Holdings Ltd. (Bermuda)	22,300	854,536
Everest Re Group Ltd. (Bermuda)	15,590	1,613,409
First American Financial Corp.	14,771	250,516
Hartford Financial Services Group, Inc. (The)	24,263	427,757
ING Groep NV (Netherlands), CVA*	239,021	1,602,424
Legal & General Group PLC (United Kingdom)	42,339	84,647
Loews Corp.	100,600	4,115,546
MetLife, Inc.	145,629	4,492,655
Muenchener Rueckversicherungs AG (Germany)	962	135,743
Old Republic International Corp.	99,600	825,684
OneBeacon Insurance Group Ltd. (Bermuda) (Class A Stock)	34,725	452,120
Ping An Insurance Group Co. (China) (Class H Stock)	192,000	1,552,485
Prudential PLC (United Kingdom)	271,624	3,149,477
Swiss Re AG (Switzerland)*	24,660	1,554,611
Travelers Cos., Inc. (The)	40,800	2,604,672
Unum Group	59,500	1,138,235
W.R. Berkley Corp.	22,000	856,240
XL Group PLC (Ireland)	21,014	442,135
Zurich Insurance Group AG (Switzerland)*	7,187	1,625,153

		47,697,749

Internet Software & Services — 0.8%
Amazon.com, Inc.*	21,068	4,810,878
eBay, Inc.*	14,976	629,142
Expedia, Inc.(a)	57,148	2,747,104
F5 Networks, Inc.*	11,800	1,174,808
Facebook, Inc. (Class A Stock)(a)	17,386	541,052
Google, Inc. (Class A Stock)*	6,848	3,972,320
HomeAway, Inc.*(a)	24,700	536,978
LinkedIn Corp. (Class A Stock)*	2,388	253,773
NetEase, Inc. (China), ADR*	6,000	353,100
priceline.com, Inc.*	1,500	996,780
Rackspace Hosting, Inc.*(a)	15,260	670,524
Yahoo Japan Corp. (Japan)	1,771	573,384

		17,259,843

Investment Company — 0.1%
Invesco Ltd. (Bermuda)	131,804	2,978,771

Iron/Steel — 0.1%
Kumba Iron Ore Ltd. (South Africa)	8,850	596,653
Severstal (Russia), GDR	30,700	358,518
United States Steel Corp.	4,878	100,487

		1,055,658

Leisure Time — 0.2%
Brunswick Corp.	25,900	575,498
Carnival Corp. (Panama)(a)	40,353	1,382,898
Harley-Davidson, Inc.	38,800	1,774,324

		3,732,720

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Lodging — 0.5%
Accor SA (France)	31,060	$973,340
City Developments Ltd. (Singapore)	28,000	249,590
InterContinental Hotels Group PLC (United Kingdom)	94,261	2,269,281
Kangwon Land, Inc. (South Korea)	16,500	352,461
Las Vegas Sands Corp.	27,700	1,204,673
Marriott International, Inc. (Class A Stock)(a).	39,400	1,544,480
Monarch Casino & Resort, Inc.*	14,894	136,131
Sands China Ltd. (Cayman Islands)	442,800	1,424,500
SJM Holdings Ltd. (Hong Kong)	122,000	228,600
Wyndham Worldwide Corp.(a)	44,800	2,362,752

		10,745,808

Machinery–Construction & Mining — 0.1%
Atlas Copco AB (Sweden) (Class A Stock)	51,485	1,107,997
Komatsu Ltd. (Japan)	52,500	1,253,245

		2,361,242

Media — 1.6%
Belo Corp. (Class A Stock)	98,920	637,045
CBS Corp. (Class B Stock)	241,084	7,902,734
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	48,100	289,562
Comcast Corp. (Class A Stock)	163,168	5,216,481
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. (Class A Stock)*	53,819	2,627,444
Discovery Communications, Inc. (Class A Stock)*	4,117	222,318
DISH Network Corp. (Class A Stock)	6,079	173,555
Entercom Communications Corp. (Class A Stock)*(a)	90,200	543,004
FactSet Research Systems, Inc.(a)	13,100	1,217,514
Gannett Co., Inc.(a)	50,200	739,446
Nielsen Holdings NV (Netherlands)*	35,900	941,298
Pearson PLC (United Kingdom)	72,491	1,438,345
Time Warner Cable, Inc.	25,170	2,066,457
Time Warner, Inc.(a)	210,879	8,118,841
Viacom, Inc. (Class B Stock)	13,560	637,591
Walt Disney Co. (The)(a)	67,150	3,256,775
Washington Post Co. (The) (Class B Stock)(a)	1,865	697,174

		36,725,584

Metals & Mining — 0.6%
Alcoa, Inc.	149,900	1,311,625
BHP Billiton Ltd. (Australia)	78,362	2,552,432
First Quantum Minerals Ltd. (Canada)	74,146	1,310,901
Freeport-McMoRan Copper & Gold, Inc.	50,960	1,736,208
KGHM Polska Miedz SA (Poland)	13,250	579,881
Korea Zinc Co. Ltd. (South Korea)	950	323,174
Koza Altin Isletmeleri A/S (Turkey)	14,900	288,057
Mining & Metallurgical Co. Norilsk Nickel OJSC (Russia), ADR	33,850	562,587
Rio Tinto Ltd. (Australia)	13,266	778,806
Rio Tinto PLC (United Kingdom)	84,823	4,031,089
Walter Energy, Inc.	5,739	253,434
Xstrata PLC (United Kingdom)	74,500	936,716

		14,664,910

Office Equipment — 0.1%
Canon, Inc. (Japan)	78,700	3,140,959

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas — 3.2%
Anadarko Petroleum Corp.	16,892	$1,118,250
BG Group PLC (United Kingdom)	253,966	5,199,045
BP PLC (United Kingdom)	37,788	252,355
Chevron Corp.	34,006	3,587,634
CNOOC Ltd. (Hong Kong)	1,519,000	3,062,485
Concho Resources, Inc.*	19,430	1,653,882
Devon Energy Corp.	62,400	3,618,576
Dragon Oil PLC (Ireland)	61,000	519,531
Energen Corp.	47,600	2,148,188
ENI SpA (Italy)	6,146	130,573
Ensco PLC (United Kingdom) (Class A Stock)	19,066	895,530
EOG Resources, Inc.	28,068	2,529,207
EQT Corp.	6,867	368,277
Exxon Mobil Corp.	147,525	12,623,714
Hollyfrontier Corp.	6,841	242,377
JX Holdings, Inc. (Japan)	125,400	646,313
KazMunaiGas Exploration Production (Kazakhstan), GDR	18,900	320,805
Laredo Petroleum Holdings, Inc.*	27,400	569,920
Lukoil OAO (Russia), ADR	14,750	827,180
Marathon Oil Corp.	26,300	672,491
Marathon Petroleum Corp.	5,354	240,502
Noble Energy, Inc.	1,392	118,069
Occidental Petroleum Corp.	87,505	7,505,305
PetroChina Co. Ltd. (China) (Class H Stock)	694,000	898,218
Petroleo Brasileiro SA (Brazil), ADR	30,500	553,270
Phillips 66*	49,700	1,652,028
Pioneer Natural Resources Co.(a)	24,678	2,176,847
Polskie Gornictwo Naftowe/Gazownictwo SA (Poland)	311,800	388,940
PTT PCL (Thailand)	66,300	674,273
QEP Resources, Inc.	33,400	1,000,998
Range Resources Corp.	27,347	1,691,959
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (BATE)	14,388	484,773
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (QMTF)	242,140	8,172,408
SK Innovation Co. Ltd. (South Korea)	2,000	245,015
Southwestern Energy Co.*	57,140	1,824,480
Statoil ASA (Norway)	2,534	60,432
Stone Energy Corp.*	3,880	98,319
Tatneft (Russia), ADR	18,600	615,474
Total SA (France)	52,340	2,355,772
Tullow Oil PLC (United Kingdom)	101,262	2,340,419
Valero Energy Corp.	17,281	417,337

		74,501,171

Oil & Gas Services — 0.3%
Baker Hughes, Inc.	9,064	372,530
Cameron International Corp.*	33,616	1,435,739
Dril-Quip, Inc.*(a)	11,400	747,726
Halliburton Co.	11,772	334,207
National Oilwell Varco, Inc.	3,147	202,793
Schlumberger Ltd. (Netherlands)	45,799	2,972,813
Technip SA (France)	11,740	1,223,499

		7,289,307

Pharmaceuticals — 2.5%
Abbott Laboratories	34,000	2,191,980

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Allergan, Inc.	20,659	$1,912,404
AmerisourceBergen Corp.	5,546	218,235
Bristol-Myers Squibb Co.	37,900	1,362,505
Cardinal Health, Inc.	27,324	1,147,608
GlaxoSmithKline PLC (United Kingdom)(a)	214,404	4,869,967
Johnson & Johnson(a)	80,790	5,458,172
McKesson Corp.(a)	43,200	4,050,000
Merck & Co., Inc.	202,765	8,465,439
Mylan, Inc.*	46,919	1,002,659
Novartis AG (Switzerland)	35,449	1,982,001
Novo Nordisk A/S (Denmark) (Class B Stock)	12,841	1,862,418
Pfizer, Inc.	468,125	10,766,875
Roche Holding AG (Switzerland)	22,177	3,830,700
Sanofi (France)	30,639	2,319,403
Shire PLC (United Kingdom)	53,311	1,533,748
Teva Pharmaceutical Industries Ltd. (Israel)	2,746	108,240
Teva Pharmaceutical Industries Ltd. (Israel), ADR	52,613	2,075,056
Valeant Pharmaceuticals International (Canada)*	32,850	1,471,352
Watson Pharmaceuticals, Inc.*	19,861	1,469,515

		58,098,277

Pipelines — 0.2%
Kinder Morgan, Inc.	65,731	2,117,853
NuStar GP Holdings LLC.	44,300	1,375,072
ONEOK, Inc.(a)	12,400	524,644
Williams Cos., Inc. (The)	38,160	1,099,771

		5,117,340

Real Estate — 0.9%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	29,100	963,210
Brookfield Office Properties, Inc. (Canada)	43,194	756,033
CapitaLand Ltd. (Singapore)	353,000	761,122
CapitaMalls Asia Ltd. (Singapore)	728,000	908,069
Cheung Kong Holdings Ltd. (Hong Kong)	95,000	1,172,899
China Overseas Land & Investment Ltd. (Hong Kong)	1,006,000	2,369,151
China Resources Land Ltd. (Cayman Islands)	260,000	537,619
Deutsche Wohnen AG (Germany)	7,671	128,990
First Capital Realty, Inc. (Canada)	53,639	966,777
Global Logistic Properties Ltd. (Singapore)*	319,000	531,059
GSW Immobilien AG (Germany)	2,363	80,786
Hang Lung Properties Ltd. (Hong Kong)	500,000	1,710,310
Helical Bar PLC (United Kingdom)	75,419	217,785
Hongkong Land Holdings Ltd. (Bermuda)	142,000	810,820
Keppel Land Ltd. (Singapore)	89,000	229,030
Mitsubishi Estate Co. Ltd. (Japan)	194,000	3,480,516
Mitsui Fudosan Co. Ltd. (Japan)	107,000	2,076,104
New World Development Ltd. (Hong Kong)	194,000	228,601
Sino Land Co. Ltd. (Hong Kong)	553,400	840,320
Sun Hung Kai Properties Ltd. (Hong Kong)	175,000	2,080,566
Technopolis PLC (Finland)	31,953	131,331
Tokyo Tatemono Co. Ltd. (Japan)*	118,000	445,293
WP Carey & Co. LLC	275	12,658

		21,439,049

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts — 2.9%
Agree Realty Corp.	30,594	$677,045
Alexandria Real Estate Equities, Inc.	23,323	1,696,049
Allied Properties Real Estate Investment Trust (Canada)	14,900	424,418
American Tower Corp.	4,305	300,963
Apartment Investment & Management Co. (Class A Stock)	4,500	121,635
Associated Estates Realty Corp.	38,189	570,926
AvalonBay Communities, Inc.	14,127	1,998,688
Boston Properties, Inc.	11,900	1,289,603
BRE Properties, Inc.	10,500	525,210
British Land Co. PLC (United Kingdom)	178,038	1,425,635
Camden Property Trust	12,600	852,642
Canadian Real Estate Investment Trust (Canada)	24,400	974,466
CapitaCommercial Trust (Singapore)	665,000	668,842
Commonwealth Property Office Fund (Australia)	474,419	494,533
Corio NV (Netherlands)	19,744	869,279
Cousins Properties, Inc.	98,756	765,359
CreXus Investment Corp.	63,400	644,778
Cubesmart	59,239	691,319
DDR Corp.	117,879	1,725,749
Dexus Property Group (Australia)	781,592	747,909
Digital Realty Trust, Inc.	2,800	210,196
Education Realty Trust, Inc.	60,601	671,459
Equity LifeStyle Properties, Inc.	6,700	462,099
Equity Residential	25,500	1,590,180
Eurocommercial Properties NV (Netherlands)	6,479	224,155
Excel Trust, Inc.	69,000	825,240
Frontier Real Estate Investment Corp. (Japan)	42	336,915
General Growth Properties, Inc.	88,729	1,605,108
Glimcher Realty Trust	82,454	842,680
Goodman Group (Australia)	204,427	774,052
Hammerson PLC (United Kingdom)	94,952	659,455
HCP, Inc.	41,981	1,853,461
Highwoods Properties, Inc.	14,100	474,465
Host Hotels & Resorts, Inc.	92,613	1,465,138
ICADE (France)	4,168	315,228
Industrial & Infrastructure Fund Investment Corp. (Japan)	28	180,904
Japan Real Estate Investment Corp. (Japan)	106	971,888
Kenedix Realty Investment Corp. (Japan)	49	158,427
Kilroy Realty Corp.	9,200	445,372
Kimco Realty Corp.	42,400	806,872
Klepierre (France)	13,339	438,372
Land Securities Group PLC (United Kingdom)	43,847	508,008
LaSalle Hotel Properties	24,200	705,188
Liberty Property Trust	47,336	1,743,858
Link REIT (The) (Hong Kong)	132,000	541,050
London & Stamford Property PLC (United Kingdom)	279,429	489,238
Macerich Co. (The)	36,548	2,158,159
Mirvac Group (Australia)	494,521	649,791
National Retail Properties, Inc.	20,100	568,629
Pebblebrook Hotel Trust	18,185	423,892

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Post Properties, Inc.	26,297	$1,287,238
ProLogis, Inc.(a)	98,188	3,262,787
Public Storage	17,155	2,477,354
Rayonier, Inc.	21,100	947,390
RioCan Real Estate Investment Trust (Canada)	9,401	255,778
Rouse Properties, Inc.*	1,031	13,970
Senior Housing Properties Trust	40,070	894,362
Simon Property Group, Inc.	30,886	4,807,715
SL Green Realty Corp.	14,000	1,123,360
Stockland (Australia)	254,881	808,967
Tokyu REIT, Inc. (Japan)	123	603,340
Unibail-Rodamco (France)	10,634	1,958,895
Vastned Retail NV (Netherlands)	8,277	323,124
Ventas, Inc.	41,986	2,650,156
Vornado Realty Trust	10,600	890,188
Wereldhave NV (Netherlands)	2,538	163,076
Westfield Group (Australia)	357,338	3,498,834
Westfield Retail Trust (Australia)	207,634	609,030

		67,140,091

Retail — 1.6%
Advance Auto Parts, Inc.	10,980	749,056
Astra International Tbk PT (Indonesia)	472,500	348,326
AutoZone, Inc.*	8,990	3,300,859
Bed Bath & Beyond, Inc.*	29,000	1,792,200
Clicks Group Ltd. (South Africa)	56,500	371,926
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	26,323	1,445,391
Home Depot, Inc. (The)	163,368	8,656,870
Inditex SA (Spain)	21,863	2,259,879
Kingfisher PLC (United Kingdom)	218,321	984,848
Lowe’s Cos., Inc.	55,722	1,584,734
Lululemon Athletica, Inc.*(a)	23,767	1,417,226
McDonald’s Corp.	15,700	1,389,921
Michael Kors Holdings Ltd. (British Virgin Islands)*	33,700	1,410,008
Neebo, Inc.*	1,680	5,880
Nitori Holdings Co. Ltd. (Japan)	7,150	676,096
PetSmart, Inc.	18,500	1,261,330
Real Mex Restaurants, Inc. (Class A Stock) .	500,000	28,500
Rush Enterprises, Inc. (Class A Stock)*	37,074	606,160
Sally Beauty Holdings, Inc.*	61,700	1,588,158
Starbucks Corp.	34,200	1,823,544
Walgreen Co.	54,184	1,602,763
Wal-Mart Stores, Inc.	19,461	1,356,821
Williams-Sonoma, Inc.(a)	33,700	1,178,489
Yum! Brands, Inc.	13,963	899,497

		36,738,482

Retail & Merchandising — 0.6%
Belle International Holdings Ltd. (Cayman Islands)	1,003,000	1,718,299
CVS Caremark Corp.	80,000	3,738,400
Kohl’s Corp.	58,984	2,683,182
Macy’s, Inc.	78,717	2,703,929
Marks & Spencer Group PLC (United Kingdom)	160,484	818,409
MSC Industrial Direct Co., Inc. (Class A Stock)	5,400	353,970

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising (continued)
PPR (France)	7,916	$1,128,282
Target Corp	17,983	1,046,431
TJX Cos., Inc. (The)	7,100	304,803

		14,495,705

Savings & Loan — 0.1%
Capitol Federal Financial, Inc.	36,900	438,372
EverBank Financial Corp.*	68,800	747,856
People’s United Financial, Inc.	97,100	1,127,331

		2,313,559

Semiconductors — 1.5%
Altera Corp.	87,815	2,971,659
Analog Devices, Inc.	31,400	1,182,838
ARM Holdings PLC (United Kingdom), ADR	37,400	889,746
ASML Holding NV (Netherlands)	27,997	1,437,820
Avago Technologies Ltd. (Singapore)	55,852	2,005,087
Broadcom Corp. (Class A Stock)*(a)	35,569	1,202,233
Freescale Semiconductor Ltd. (Bermuda)*(a)	43,823	449,186
Intel Corp.	85,634	2,282,146
Lam Research Corp.*	118,421	4,469,209
LSI Corp.*	11,645	74,179
Marvell Technology Group Ltd. (Bermuda)	17,852	201,371
Microchip Technology, Inc.(a)	39,800	1,316,584
Micron Technology, Inc.*	9,770	61,649
ON Semiconductor Corp.*	15,755	111,860
QUALCOMM, Inc.	88,804	4,944,607
Samsung Electronics Co. Ltd. (South Korea)	3,218	3,407,822
Samsung Electronics Co. Ltd. (South Korea), GDR	4,800	2,516,611
SK Hynix, Inc. (South Korea)*	27,600	582,803
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	197,225	2,753,261
Texas Instruments, Inc.	44,619	1,280,119
Xilinx, Inc.	37,925	1,273,142

		35,413,932

Shipbuilding
Samsung Heavy Industries Co. Ltd. (South Korea)	15,000	496,740

Software — 1.1%
Adobe Systems, Inc.*	10,000	323,700
Citrix Systems, Inc.*	22,021	1,848,443
Dun & Bradstreet Corp. (The)	7,800	555,126
Fidelity National Information Services, Inc.	4,092	139,455
Microsoft Corp.	385,837	11,802,754
Nuance Communications, Inc.*(a)	51,600	1,229,112
Oracle Corp.	109,553	3,253,724
Red Hat, Inc.*	19,500	1,101,360
salesforce.com, Inc.*	8,200	1,133,732
SAP AG (Germany)	31,251	1,850,545
VeriFone Systems, Inc.*(a)	27,100	896,739
VMware, Inc. (Class A Stock)*	2,232	203,201

		24,337,891

Telecommunications — 1.5%
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	28,600	745,316

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications (continued)
Aruba Networks, Inc.*(a)	57,300	$862,365
AT&T, Inc.	226,600	8,080,556
BT Group PLC (United Kingdom)	332,454	1,101,593
China Mobile Ltd. (Hong Kong)	33,500	367,746
Cisco Systems, Inc.	361,156	6,201,048
Juniper Networks, Inc.*	14,536	237,082
Mobile Telesystems OJSC (Russia), ADR	27,600	474,720
Sprint Nextel Corp.*	195,500	637,330
Telecom Corp. of New Zealand Ltd. (New Zealand)	361,712	688,733
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	133,009	1,216,996
Telefonica Brasil SA (Brazil), ADR	23,490	581,143
Telenor ASA (Norway)	6,920	115,691
Telephone & Data Systems, Inc.	19,800	421,542
Telstra Corp. Ltd. (Australia)	14,639	55,466
Tim Participacoes SA (Brazil), ADR	19,763	542,692
Total Access Communication PCL (Thailand)	103,300	242,208
Verizon Communications, Inc.	97,649	4,339,521
VimpelCom Ltd. (Bermuda), ADR	42,550	345,080
Vodafone Group PLC (United Kingdom)	2,269,702	6,379,561
Vodafone Group PLC (United Kingdom), ADR	52,800	1,487,904

		35,124,293

Transportation — 0.8%
CSX Corp.	209,143	4,676,437
East Japan Railway Co. (Japan)	25,000	1,569,781
General Maritime Corp.	148	4,440
J.B. Hunt Transport Services, Inc.(a)	27,710	1,651,516
Norfolk Southern Corp.	18,974	1,361,764
Old Dominion Freight Line, Inc.*	22,000	952,380
Teekay Corp. (Marshall Islands)	53,000	1,551,840
Union Pacific Corp.	36,996	4,413,993
United Parcel Service, Inc. (Class B Stock)	24,300	1,913,868
West Japan Railway Co. (Japan)	3,800	156,324
Yamato Holdings Co. Ltd. (Japan)	39,900	642,458

		18,894,801

Water — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	17,250	653,585
Guangdong Investment Ltd. (Hong Kong)	458,000	331,548
Suez Environnement Co. (France)	55,716	599,086

		1,584,219

TOTAL COMMON STOCKS (cost $955,284,951)		991,886,704

PREFERRED STOCKS — 0.4%
Automobile Manufacturers — 0.1%
General Motors Co., Series B, CVT, 4.750%(a)	14,000	464,800
Motors Liquidation Co. GUC Trust	2,770	33,932
Volkswagen AG (Germany), (PRFC)	17,118	2,711,975

		3,210,707

Banks — 0.1%
Ally Financial, Inc., 144A, 7.000%	461	410,737

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

PREFERRED STOCKS (continued)
Banks (continued)
Itau Unibanco Holding SA (Brazil), ADR (PRFC)	72,650	$1,011,288

		1,422,025

Beverages
Companhia de Bebidas das Americas (Brazil), ADR (PRFC)	24,800	950,584

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	3,000	72,150

Home Builders
M/I Homes, Inc., Series A, 9.750%*	41,842	723,867

Household Products/Wares — 0.1%
Henkel AG & Co. KGaA (Germany), (PRFC)	37,890	2,517,639

Iron/Steel — 0.1%
Vale SA (Brazil), ADR (PRFC)	70,900	1,383,259

TOTAL PREFERRED STOCKS (cost $10,527,631)		10,280,231

UNAFFILIATED MUTUAL FUNDS — 0.1%
Ares Capital Corp.	8,427	134,495
Cohen & Steers Infrastructure Fund, Inc.	61,518	1,058,110

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $1,093,673)		1,192,605

	Units
WARRANTS*
Automobile Manufacturers
General Motors Co., expiring 07/10/16	10,031	110,542
General Motors Co., expiring 07/10/19	10,031	68,010

		178,552

Retail
Neebo, Inc. (Class A Stock), expiring 06/20/19.	1,980	—
Neebo, Inc. (Class B Stock), expiring 06/20/19.	4,243	—

		—

Transportation
General Maritime Corp., expiring 05/17/17	230	—

TOTAL WARRANTS (cost $452,644)		178,552

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.0%
Accredited Mortgage Loan Trust
Series 2006-2, Class A3
0.396%(c)	09/25/36	Baa1	$240	208,409
AH Mortgage Advance Trust,
Series SART-1, Class A1R, 144A
2.230%	05/10/43	AAA(d)	535	534,936
Series SART-1, Class A2, 144
3.370%	05/10/43	AAA(d)	1,833	1,854,446
Ally Auto Receivables Trust,
Series 2010-1, Class A3
1.450%	05/15/14	Aaa	160	160,752

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Series 2010-3, Class A4
1.550%	08/17/15	Aaa	$467	$473,092
Series 2011-1, Class A3
1.380%	01/15/15	Aaa	355	357,274
Series 2012-2, Class A3
0.740%	04/15/16	Aaa	1,104	1,104,558
Series 2012-3, Class A3
0.850%	08/15/16	Aaa	1,005	1,007,161
Bank of America Auto Trust,
Series 2010-2, Class A3
1.310%	07/15/14	Aaa	220	220,148
Centex Home Equity,
Series 2004-D, Class AF4
4.680%	06/25/32	A1	557	566,730
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2003-6, Class 1A4
4.500%	11/25/34	Baa2	267	272,442
Citifinancial Mortgage Securities, Inc.,
Series 2003-3, Class AF4
5.848%	08/25/33	A3	563	540,608
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC1, Class A2A
0.296%(c)	12/25/36	Caa1	52	41,591
CNH Equipment Trust,
Series 2010-A, Class A3
1.540%	07/15/14	Aaa	69	68,584
Series 2011-A, Class A3
1.200%	05/16/16	Aaa	500	502,828
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A4
5.323%(c)	02/25/36	Ba1	250	244,656
CPS Auto Trust,
Series 2011-C, Class A, 144A
4.210%	03/15/19	A2	164	168,937
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-CF2, Class 1A2, 144A
5.150%	01/25/43	Aa1	356	349,139
Discover Card Master Trust,
Series 2012-A1, Class A1
0.810%	08/15/17	Aaa	656	656,846
Equity One ABS, Inc.,
Series 2003-2, Class M1
5.050%(c)	09/25/33	Ba3	324	292,494
First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2005-FF9, Class A3
0.574%(c)	10/25/35	AAA(d)	671	661,396
Ford Credit Auto Owner Trust,
Series 2012-A, Class A3
0.840%	08/15/16	Aaa	2,240	2,248,559
Home Equity Asset Trust,
Series 2005-2, Class M2
0.774%(c)	07/25/35	Baa2	508	488,983
Honda Auto Receivables Owner Trust,
Series 2011-1, Class A4
1.800%	04/17/17	Aaa	845	860,370
Series 2012-1, Class A4
0.970%	04/16/18	Aaa	675	678,142
HSBC Home Equity Loan Trust,
Series 2005-2, Class A1
0.555%(c)	01/20/35	Aaa	367	342,785

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Series 2006-1, Class A1
0.404%(c)	01/20/36	Aaa	$345	$316,391
Huntington Auto Trust,
Series 2012-1, Class A3
0.810%	09/15/16	Aaa	546	547,141
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.594%(c)	11/25/35	B3	78	52,686
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Class A3
1.420%	08/15/14	Aaa	258	259,279
Mid-State Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	Baa1	870	912,314
Park Place Securities, Inc.,
Series 2004-MCW1, Class M1
0.870%(c)	10/25/34	A1	777	736,573
Series 2004-WHQ2, Class M2
0.875%(c)	02/25/35	Baa1	300	278,123
Series 2005-WHQ3, Class M2
0.744%(c)	06/25/35	Baa1	200	144,657
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC6, Class M1
0.704%(c)	11/25/35	B2	550	443,371
Series 2006-NC1, Class A2
0.436%(c)	01/25/36	B2	632	537,524
Residential Asset Securities Corp.,
Series 2005-KS9, Class A3
0.664%(c)	10/25/35	Aa2	603	583,387
Series 2006-KS1, Class A4
0.594%(c)	02/25/36	Ba2	500	381,792
Santander Drive Auto Receivables Trust,
Series 2012-3, Class A3
1.080%	04/15/16	Aaa	578	578,729
Structured Asset Investment Loan Trust,
Series 2003-BC10, Class A4
1.294%(c)	10/25/33	AAA(d)	1,000	818,492
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.450%	02/25/32	Baa2	183	167,687
Trafigura Securitisation Finance PLC,
Series 2012-1A, Class A, 144A
2.642%(c)	10/15/15	Aaa	563	563,518
Westgate Resorts LLC,
Series 2012-1, Class A, 144A
4.500%	09/20/25	A(d)	223	222,952

TOTAL ASSET-BACKED SECURITIES (cost $22,164,005)				22,450,482

BANK LOANS(c) — 0.8%
Advertising
inVentiv Health, Inc.,
Consolidated Term Loan
6.500%	08/04/16	NR	102	94,727
Vertis, Inc.,
Term Loan
11.750%	08/02/15	NR	354	94,706

				189,433

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Airlines
Spirit Airlines,
Term Loan B
3.750%	04/12/19	NR	$150		$149,671

Auto Parts & Equipment
Autoparts Holdings Ltd.,
Term Loan B First Lien
6.500%	07/29/17	B+(d)	—	(r)	43
6.500%	08/01/17	B(d)	33		31,512
6.500%	01/01/40	B(d)	17		16,148

					47,703

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Tranche Term Loan B
6.000%	05/24/17	BB(d)	996		1,002,670

Building Materials
Nortek, Inc.,
Loan
5.250%	04/26/17	BB-(d)	99		98,361
6.250%	01/01/40	BB-(d)	—	(r)	142

					98,503

Coal
Arch Coal, Inc.,
Term Loan
5.750%	05/16/18	BB(d)	264		259,020

Commercial Services — 0.1%
Catalent Pharma Solutions, Inc.,
Dollar Term Loan 2
5.250%	09/15/17	BB-(d)	199		197,031
Cengage Learning Acquisitions, Inc.,
Original Term Loan
2.500%	07/03/14	B(d)	621		574,527
Ceridian Corp.,
Loan
8.875%	05/30/17	NR	38		37,241
Clarke American Corp.,
Tranche Term Loan B
2.746%	06/30/14	B1	386		343,667
Focus Brands, Inc.,
Term Loan First Lien
6.250%	02/17/18	B(d)	207		207,146
6.750%	02/21/18	B(d)	3		3,302
Sourcehov LLC,
Term Loan Second Lien
10.500%	04/30/18	NR	125		106,875

					1,469,789

Containers & Packaging
Reynolds Group Holdings, Inc.,
Tranche Term Loan C
6.500%	08/09/18	NR	1		504
6.500%	08/15/18	NR	196		197,236

					197,740

Diversified Financial Services — 0.1%
Capmark Financial Group, Inc. — Escrow,
Term Loan
5.250%	01/01/41	NR	3,370		58,975

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Financial Services (continued)
Flying Fortress, Inc.,
Term Loan
4.500%	06/30/17	BBB-(d)	$500	$500,625
GMAC Capital Trust I,
Term Loan A-1
5.250%	05/31/13	CCC+(d)	545	544,455
7.250%	05/31/13	NR	75	75,188

				1,179,243

Diversified Manufacturing
Freedom Group, Inc.,
Term Loan B
5.500%	03/31/17	B+(d)	3	2,652

Electric
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.726%	10/10/14	B-(d)	428	267,980
2017 Term Loan (Extending)
4.772%	10/10/17	B-(d)	428	255,643

				523,623

Electronics
NXP BV/NXP Funding LLC,
Tranche Loan A-2
5.500%	03/04/17	B+(d)	50	49,625
Tranche Loan B
5.250%	02/16/19	B+(d)	100	99,127

				148,752

Energy – Alternate Sources
MEG Energy Corp.,
Initial Term Loan
4.000%	03/18/18	BBB-(d)	79	78,804

Entertainment — 0.1%
Boyd Gaming Corp.,
Initial Term Loan
3.721%	12/17/15	BB-(d)	463	456,719
CCM Merger, Inc.,
Term Loan
7.000%	03/01/17	B+(d)	114	112,461
Mohegan Tribal Gaming Authority,
Term Loan
8.500%	03/31/16	B-(d)	225	225,000
Six Flags Theme Parks, Inc.,
Tranche Term Loan B
4.250%	12/20/18	BB+(d)	227	224,987
4.250%	12/28/18	BB+(d)	273	271,138

				1,290,305

Environmental Control
WCA Waste Corp,
Term Loan
5.500%	03/08/18	B+(d)	100	99,439

Food — 0.1%
SUPERVALU, Inc.,
Term Loan B-2 Advance
3.471%	10/05/15	BB(d)	594	587,570

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food (continued)
Term Loan B-3 Advance
4.500%	04/30/18	BB(d)	$247	$243,576

				831,146

Healthcare Products
Grifols, Inc.,
New U.S. Tranche Term Loan B
4.500%	06/01/17	BB(d)	99	98,271

Healthcare Services
Davita, Inc.,
Tranche Term Loan A-2
4.500%	10/20/16	BB-(d)	348	346,933

Insurance
National Mentor Holdings, Inc.,
Tranche Term Loan B
7.000%	02/09/17	B+(d)	499	487,516

Leisure Time
Sabre, Inc.,
Extended Term Loan
6.000%	08/28/17	B(d)	499	479,394

Lodging
Caesars Entertainment Operating Co., Inc.,
Term Loan B-2
3.253%	01/28/15	B(d)	500	465,835
Rock Ohio Caesars LLC,
Funded Term Loan B
8.500%	08/19/17	BB-(d)	100	100,500

				566,335

Media — 0.2%
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.871%	01/29/16	CCC+(d)	974	776,298
Entercom Radio LLC,
Term Loan B
6.250%	11/15/18	BB-(d)	143	142,821
High Plains Broadcasting, Inc,
Term Loan
9.000%	09/14/16	B-(d)	100	99,274
Hubbard Radio LLC,
Term Loan Second Lien
8.750%	04/30/18	CCC+(d)	100	99,875
Newport Television LLC,
Term Loan
9.000%	09/14/16	B-(d)	360	359,054
Radio One, Inc.,
Term Loan
7.500%	03/31/16	B+(d)	745	731,887
Univision Communication, Inc.,
Extended Term Loan First Lien
4.471%	03/31/17	B+(d)	172	172,348
4.495%	03/31/17	B+(d)	1,250	1,182,038

				3,563,595

Oil & Gas
Chesapeake Energy Corp.,
Term Loan
8.500%	12/02/17	BB-(d)	375	371,678

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals
Aptalis Pharma, Inc.,
Term Loan B-2
5.500%	02/11/17	B+(d)	$224	$217,143
Axcan Pharma, Inc.,
Term Loan B-1
5.500%	02/10/17	B+(d)	597	577,513

				794,656

Pipelines
NGPL PipeCo LLC,
Loan
6.250%	05/04/17	BB-(d)	135	132,188

Real Estate Investment Trusts
iStar Financial, Inc.,
Tranche Loan A-1
5.000%	06/28/13	BB-(d)	23	22,692
5.000%	06/30/13	BB-(d)	42	41,684
Realogy Corp.,
Extended Synthetic Commitment
4.496%	10/10/16	B-(d)	9	8,818
Extended Term Loan FL
4.400%	10/10/16	B-(d)	741	698,410
Synthetic LC
3.150%	10/10/13	NR	5	4,513

				776,117

Restaurants
Outback Steakhouse,
Loan
2.563%	06/14/14	BB-(d)	448	440,252
Pre-Funded Loan RC
0.163%	06/14/13	BB-(d)	44	43,682
Wendy’s International, Inc.,
Delayed Term Loan
0.500%	05/15/19	NR	22	22,014
Term Loan
4.750%	05/15/19	NR	28	27,587

				533,535

Retail
Landry’s, Inc.,
Loan
6.000%	04/24/18	B+(d)	80	79,912
NPC International,
Term Loan
5.250%	12/28/18	NR	50	49,688

				129,600

Retail & Merchandising
Claire’s Stores, Inc.,
Term Loan B
3.000%	05/29/14	B(d)	324	306,921
3.216%	05/29/14	B(d)	139	132,134
J.Crew Group, Inc.,
Loan
4.750%	03/04/18	B(d)	173	170,405
4.750%	03/07/18	B(d)	176	173,883

				783,343

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Semiconductors
Unifrax, Inc.,
Dollar Term Loan
6.500%	11/28/18	B+(d)	$50	$50,373

Software — 0.1%
Attachmate Corp.,
Term Loan First Lien
6.750%	05/08/18	BB-(d)	450	444,375
Syniverse Holdings, Inc.,
Initial Term Loan
5.000%	04/30/19	NR	500	496,040

				940,415

Telecommunications
Avaya, Inc.,
Term Loan B-1
3.217%	10/24/14	B(d)	164	154,035
Term Loan B-3
4.967%	10/26/17	B(d)	329	290,448
Zayo Group,
Loan
7.250%	06/15/19	B(d)	62	61,893

				506,376

Transportation
Capsugel Holdings, Inc.,
Initial Term Loan
5.250%	08/01/18	BB-(d)	76	76,206
Pilot Travel Centers LLC,
Initial Tranche Term Loan B
4.250%	03/30/18	BBB-(d)	107	107,029
RailAmerica,
Initial Loan
4.000%	03/01/19	BB+(d)	100	99,688
Swift Transportation Co.,
Tranche Term Loan B-2
5.000%	12/15/17	BB(d)	130	130,374
Wabash,
Initial Term Loan
6.000%	05/04/19	B+(d)	246	242,480

				655,777

TOTAL BANK LOANS (cost $19,252,264)				18,784,595

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A
2.029%(c)	11/15/15	NR	1,104	1,046,154
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%	07/10/43	A2	765	795,315
Series 2006-3, Class A4
5.889%(c)	07/10/44	A+(d)	1,090	1,230,625
Series 2006-5, Class A4
5.414%	09/10/47	Aa3	1,220	1,350,096
Series 2006-5, Class AM
5.448%	09/10/47	Baa1	490	475,964

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%	09/11/42	Aaa		$195	$214,851
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.830%(c)	05/15/43	Aaa		420	443,814
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class AM
5.399%(c)	07/15/44	Aaa		800	863,894
Commercial Mortgage Pass-Through Certificates,
Series 2011-THL, Class D, 144A
5.605%	06/09/28	Baa1		100	102,151
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AM
4.730%	07/15/37	Aa1		750	791,638
Credit Suisse Mortgage Capital Certificates,
Series 2006-C2, Class A3
5.851%(c)	03/15/39	Aaa		400	439,882
Series 2006-TF2A, Class KERA
0.642%	09/15/21	Baa3		158	138,819
CW Capital Cobalt Ltd.,
Series 2006-C1, Class A4
5.223%	08/15/48	AA-(d)		810	894,715
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB13, Class A4
5.456%(c)	01/12/43	Aaa		600	654,844
Series 2006-CB16, Class A4
5.552%	05/12/45	Aaa		1,145	1,292,293
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.067%(c)	06/15/38	Aaa		525	599,212
Series 2006-C6, Class A4
5.372%	09/15/39	Aaa		525	596,348
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AJ
5.503%(c)	01/12/44	Aa2		210	205,953
Series 2006-C1, Class A4
5.854%(c)	05/12/39	Aaa		600	681,350
Morgan Stanley Capital I,
Series 2004-HQ3, Class A4
4.800%	01/13/41	Aaa		355	367,780
Series 2007-HQ11, Class X, IO, 144A
0.402%(c)	02/12/44	Ba3		53,910	379,798
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A3
5.719%(c)	08/15/39	AAA(d)		725	775,648
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	Aaa		647	660,295

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,327,995)					15,001,439

CONVERTIBLE BONDS — 0.4%
Airlines
Air France-KLM (France),
Sr. Unsec’d. Notes
4.970%	04/01/15	NR	EUR	35	482,789

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Banks
Somerset Cayuga Holding Co., Inc.,
First Lien, PIK, 144A
20.000%	06/15/17	NR	$55	$55,000

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
(6.170)%(s)	02/01/13	Baa1	984	1,023,360

Building Materials
U.S. Concrete, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	08/31/15	NR	70	73,762

Diversified Financial Services
New Ford Capital Ltd. (British Virgin Islands),
Gtd. Notes
4.300%	05/12/16	NR	600	561,720

Electronics
Hon Hai Precision Industry Co. Ltd. (Taiwan),
Sr. Unsec’d. Notes
0.860%	10/12/13	A-(d)	600	592,500

Holding Companies – Diversified
Wharf Finance 2014 Ltd. (British Virgin Islands),
Sr. Unsec’d. Notes
2.300%	06/07/14	NR	HKD 6,000	762,186

Insurance
QBE Funding Trust (United Kingdom),
Gtd. Notes
3.800%	05/12/30	A(d)	1,500	952,500

Media — 0.1%
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.125%	03/30/23	B3	1,000	1,221,250

Retail
Real Mex Restaurants, Inc.,
Notes
1.120%	03/21/18	NR	192	192,307

Software — 0.2%
Microsoft Corp.,
Sr. Unsec’d. Notes, 144A
(6.260)%(s)	06/15/13	Aaa	3,742	3,971,197

TOTAL CONVERTIBLE BONDS (cost $9,651,993)				9,888,571

CORPORATE BONDS — 18.4%
Advertising — 0.1%
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	12	10,260
Sr. Notes, 144A
10.000%	08/15/18	Caa2	67	57,620
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18	Caa2	1,000	712,500
Sr. Sec’d. Notes, 144A
11.000%	08/01/17	B1	62	60,140

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Advertising (continued)
WPP Finance 2010 (United Kingdom),
Gtd. Notes
4.750%	11/21/21	Baa2	$500	$524,673

				1,365,193

Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.,
Gtd. Notes
6.750%	04/01/16	Ba3	250	256,250
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
5.200%	08/15/15	Baa2	170	184,962
6.375%	06/01/19	Baa2	70	81,869
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.125%	09/15/16	Baa1	1,530	1,566,143
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22(a)	A2	64	67,063
4.500%	06/01/42(a)	A2	506	555,793
6.125%	02/01/19	A2	290	359,092

				3,071,172

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.125%	09/11/15(a)	Baa1	550	596,961
4.750%	05/05/21(a)	Baa1	975	1,105,695
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
1.400%	06/05/15	Baa1	970	969,887
3.250%	06/07/22	Baa1	800	790,615
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19	Baa2	230	287,142
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/41(a)	A2	900	928,399

				4,678,699

Airlines — 0.1%
American Airlines Pass-Through Trust,
Series 2011-1, Class A, Pass-Through Certificates
5.250%	01/31/21(a)	Baa3	246	254,827
Series 2011-2, Class A, Pass-Through Certificates
8.625%	10/15/21(a)	Baa3	68	71,330
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Series RJ3, Pass-Through Certificates
7.875%	07/02/18	Ba3	740	743,932
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates
5.983%	04/19/22	Baa1	173	188,009
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates
6.821%	08/10/22	Baa2	623	669,718
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Sr. Sec’d. Notes
4.750%	05/07/20	Baa2	68	68,850

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines (continued)
Delta Air Lines, Inc.,
Series 2007-1, Class C, Pass-Through Certificates
8.954%	08/10/14(a)	B1	$329	$335,957
Series 2010-2, Class A, Pass-Through Certificates
4.950%	05/23/19(a)	Baa2	115	121,256
Series 2011-1, Class A, Pass-Through Certificates
5.300%	04/15/19	Baa2	57	60,619
Northwest Airlines, Inc.,
Pass-Through Certificates
7.027%	11/01/19	Baa2	135	143,047
UAL 2009-2B Pass-Through Trust,
Pass-Through Certificates, 144A
12.000%	01/15/16	Ba2	309	336,115

				2,993,660

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	500	526,250
Quicksilver, Inc.,
Gtd. Notes
6.875%	04/15/15(a)	Caa1	1,000	965,000

				1,491,250

Auto Parts & Equipment
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20	B1	250	266,562
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/21	Baa1	165	177,227
Visteon Corp.,
Gtd. Notes
6.750%	04/15/19	B2	500	486,250

				930,039

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21(a)	B2	700	719,250
Daimler Finance North America LLC,
Gtd. Notes, 144A
1.950%	03/28/14	A3	1,950	1,969,395
2.625%	09/15/16	A3	195	200,663
2.950%	01/11/17	A3	400	415,085

				3,304,393

Banks — 0.9%
Ally Financial, Inc.,
Gtd. Notes
6.750%	12/01/14	B1	500	526,250
8.000%	11/01/31	B1	460	539,350
American Express Bank FSB,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	550	649,540
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
2.400%	11/23/16	Aaa	317	324,580
Sr. Unsec’d. Notes, 144A
3.250%	03/01/16	Aa2	120	124,439

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.875%	01/12/21	Aa2	$160	$175,387
Bank of Montreal (Canada),
Covered Bonds, 144A
1.300%	10/31/14	Aaa	250	253,383
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.100%	01/15/15	Aa3	50	52,622
5.450%	05/15/19	Aa3	300	353,814
Sr. Unsec’d. Notes, MTN
2.400%	01/17/17	Aa3	219	226,110
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	02/23/17	Aa3	226	230,983
BankAmerica Institutional Capital B,
Ltd. Gtd. Notes, 144A
7.700%	12/31/26	Ba2	140	142,100
Branch Banking & Trust Co.,
Sub. Notes
0.767%(c)	05/23/17	A2	522	483,054
Capital One Bank USA NA,
Sub. Notes
8.800%	07/15/19	Baa1	1,650	2,077,931
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21(a)	Baa1	125	136,397
Comerica, Inc.,
Sr. Unsec’d. Notes
3.000%	09/16/15	A3	60	62,485
Commonwealth Bank of Australia (Australia),
Covered Bonds, 144A
2.250%	03/16/17	Aaa	250	253,905
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
3.375%	01/19/17(a)	Aa2	45	46,313
Bank Gtd. Notes, MTN
5.250%	05/24/41	Aa2	360	387,695
Sr. Unsec’d. Notes, 144A
3.200%	03/11/15	Aa2	500	514,744
Credit Suisse/New York NY (Switzerland),
Sr. Unsec’d. Notes, MTN
4.375%	08/05/20	A1	615	658,401
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.250%	01/11/16(a)	A2	1,450	1,492,262
DnB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17	A1	1,000	1,011,419
DnB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16	Aaa	379	385,870
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	A2	925	935,543
ING Bank NV (Netherlands),
Unsec’d. Notes, 144A
3.750%	03/07/17	A2	328	326,461
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	Baa1	100	111,531

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Manufacturers & Traders Trust Co.,
Sub. Notes
1.961%(c)	04/01/13	A3		$250	$250,000
6.625%	12/04/17	A3		250	292,096
National Australia Bank Ltd. (Australia),
Covered Bonds, 144A
2.000%	06/20/17	Aaa		330	329,359
Sr. Unsec’d. Notes, 144A
3.000%	07/27/16	Aa2		600	614,759
Sr. Unsec’d. Notes
2.750%	09/28/15	Aa2		220	223,968
National Bank of Canada (Canada),
Covered Bonds, 144A
1.650%	01/30/14	Aaa		250	254,263
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17(a)	Aa3		1,125	1,129,803
Sub. Notes, 144A
4.875%	05/13/21(a)	Baa1		237	230,918
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
1.625%	03/13/15	Aa1		200	200,587
PNC Bank NA,
Sub. Notes
6.000%	12/07/17	A3		253	294,553
Royal Bank of Canada (Canada),
Sr. Notes, MTN
2.300%	07/20/16	Aa3		295	302,803
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.875%	03/16/15	A3		1,000	1,034,748
Sub. Notes, MTN
4.350%	01/23/17	Ba1	EUR	250	270,864
9.500%(c)	03/16/22	BBB-(d)		720	752,040
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.450%	09/30/13	Aaa		349	351,709
Svenska Handelsbanken AB (Sweden),
Bank Gtd. Notes
3.125%	07/12/16	Aa3		250	258,351
Sr. Unsec’d. Notes, 144A
4.875%	06/10/14	Aa3		875	923,598
US Bancorp,
Sr. Notes, MTN
1.650%	05/15/17	Aa3		211	212,541
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	Aa3		133	136,242
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
2.450%	11/28/16	Aaa		200	205,700
Sr. Unsec’d. Notes
4.875%	11/19/19	Aa2		200	216,578

					20,968,049

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
1.500%	07/14/14	A3		91	92,248
4.125%	01/15/15(a)	A3		1,550	1,670,441

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages (continued)
5.375%	01/15/20(a)	A3	$1,510	$1,799,348
8.000%	11/15/39	A3	160	251,564
Constellation Brands, Inc.,
Gtd. Notes
7.250%	09/01/16	Ba1	150	169,875
7.250%	05/15/17(a)	Ba1	400	457,500
Diageo Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/11/17(a)	A3	113	113,416
5.750%	10/23/17	A3	180	216,378
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.000%	08/25/21	Aa3	94	97,272
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
2.450%	01/15/17(a)	Baa1	1,220	1,257,500

				6,125,542

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/20	Baa1	300	310,668
5.150%	11/15/41	Baa1	300	313,174
5.650%	06/15/42	Baa1	560	624,917
5.750%	03/15/40	Baa1	300	334,143
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21	Baa1	1,105	1,227,950

				2,810,852

Building Materials
Cemex Espana Luxembourg (Spain),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19	B-(d)	150	132,938
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.579%(c)	09/30/15	B-(d)	500	455,494
CRH America, Inc.,
Gtd. Notes
6.000%	09/30/16	Baa2	75	82,098

				670,530

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29	Baa3	150	200,679
8.550%	05/15/19	Baa3	221	293,946
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
1.950%	01/15/16	A2	58	60,005
6.000%	07/15/18	A2	150	186,406
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41	Baa1	295	353,940
Huntsman International LLC,
Gtd. Notes
5.500%	06/30/16	B1	250	250,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	B1	$250	$258,750
9.000%	05/15/15	B1	250	263,750
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	Baa1	88	91,958
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	09/30/15	Baa1	200	214,071
PPG Industries, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/13	Baa1	200	206,983
7.400%	08/15/19	Baa1	250	311,075
Praxair, Inc.,
Sr. Unsec’d. Notes
4.375%	03/31/14	A2	275	292,327
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	Baa3	130	147,065

				3,130,955

Coal
Arch Coal, Inc.,
Gtd. Notes
8.750%	08/01/16(a)	B3	250	238,750
Peabody Energy Corp.,
Gtd. Notes, 144A
6.250%	11/15/21	Ba1	250	247,500

				486,250

Commercial Banks — 0.6%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
5.000%	05/13/21	Baa2	815	840,841
5.650%	05/01/18(a)	Baa2	1,635	1,748,294
Sr. Unsec’d. Notes
3.750%	07/12/16(a)	Baa2	1,430	1,441,632
3.875%	03/22/17(a)	Baa2	912	929,052
5.625%	10/14/16	Baa2	320	340,084
5.625%	07/01/20	Baa2	830	888,627
5.875%	02/07/42	Baa2	530	580,551
7.375%	05/15/14	Baa2	290	311,876
Jr. Sub. Notes
8.000%(c)	12/29/49	B1	546	568,757
8.125%(c)	12/29/49	B1	204	214,059
Bank of America NA,
Sub. Notes
0.748%(c)	06/15/16	Baa1	500	441,447
Bank of Nova Scotia (Canada),
Covered Bonds, 144A
1.650%	10/29/15	Aaa	166	169,911
Sr. Unsec’d. Notes
3.400%	01/22/15	Aa1	120	126,498
Barclays Bank PLC (United Kingdom),
Covered Bonds, 144A
2.500%	09/21/15(a)	Aaa	200	204,140
Sr. Unsec’d. Notes
2.750%	02/23/15	A2	285	286,916

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks (continued)
3.900%	04/07/15	A2	$340	$352,184
5.200%	07/10/14(a)	A2	1,800	1,896,466
6.750%	05/22/19	A2	200	233,309
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
3.950%	04/29/16	A2	515	560,605
Sub. Notes
4.900%	06/30/17	A3	80	87,842
KeyBank NA,
Sub. Notes
5.700%	11/01/17	Baa1	205	221,637
National City Corp.,
Sub. Notes
6.875%	05/15/19	Baa1	100	120,693
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.200%	07/29/15	Aaa	115	119,673
Sr. Unsec’d. Notes
2.500%	07/14/16	Aaa	287	297,359
U.S. Bancorp,
Sr. Unsec’d. Notes
4.125%	05/24/21	Aa3	133	149,109

				13,131,562

Commercial Services — 0.3%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19	B3	770	678,562
ADT Corp. (The),
Gtd. Notes, 144A
3.500%	07/15/22	Baa2	35	35,117
4.875%	07/15/42	Baa2	37	36,245
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%	01/15/19	B2	150	160,875
9.625%	03/15/18	B2	500	547,500
9.750%	03/15/20	B2	100	111,125
Catalent Pharma Solutions, Inc.,
Gtd. Notes
9.500%(c)	04/15/15	Caa1	607	621,800
Ceridian Corp,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	B1	47	48,527
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30	Baa3	800	1,092,000
Geo Group, Inc. (The),
Gtd. Notes
7.750%	10/15/17	B1	250	267,500
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19(a)	B2	175	182,000
Iron Mountain, Inc.,
Gtd. Notes
8.750%	07/15/18(a)	B1	500	516,250
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.125%	01/15/17	Ba2	250	236,250
7.625%	06/15/20(a)	Ba2	450	420,750

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Service Corp. International,
Sr. Unsec’d. Notes
7.000%	05/15/19(a)	Ba3		$900	$967,500
ServiceMaster Co. (The),
Gtd. Notes, 144A
10.750%(c)	07/15/15	B3		100	103,126
Speedy Cash Intermediate Holdings Corp.,
Sr. Sec’d. Notes, 144A
10.750%	05/15/18	B3		250	258,125
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.625%	06/15/18	Caa1		263	284,040
UR Financing Escrow Corp.,
Gtd. Notes, 144A
7.625%	04/15/22	B3		500	523,750

					7,091,042

Computers — 0.2%
Dell, Inc.,
Sr. Unsec’d. Notes
3.100%	04/01/16	A2		183	193,804
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
2.600%	09/15/17(a)	A3		83	83,316
4.050%	09/15/22	A3		39	39,290
4.300%	06/01/21	A3		333	343,183
6.000%	09/15/41	A3		495	545,584
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/19	Aa3		190	192,020
1.950%	07/22/16	Aa3		147	151,219
4.000%	06/20/42	Aa3		254	265,507
7.625%	10/15/18	Aa3		820	1,092,471
Stratus Technologies Bermuda Ltd./Stratus Technologies, Inc. (Bermuda),
Sr. Sec’d. Notes
12.000%	03/29/15	B2		122	104,920
Sungard Data Systems, Inc.,
Gtd. Notes
10.250%	08/15/15	Caa1		500	513,750

					3,525,064

Construction & Engineering
BAA Funding Ltd. (Channel Islands),
Sr. Sec’d. Notes, 144A
2.500%	06/25/17	A-(d)		665	668,721
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21	A3		153	160,591
New Enterprise Stone & Lime Co., Inc.,
Gtd. Notes, PIK, 144A
13.000%	03/15/18	Caa1		141	139,590

					968,902

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20(a)	B3		700	742,000
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3	EUR	200	265,756

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Containers & Packaging (continued)
7.375%	10/15/17	Ba3		$200	$212,500
9.250%	10/15/20	B3	EUR	200	254,366
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20	B3		225	236,250
Berry Plastics Corp.,
Sec’d Notes
4.343%(c)	09/15/14	Caa1		150	147,000
9.750%	01/15/21(a)	Caa1		125	135,937
Sr. Sec’d. Notes
9.500%	05/15/18	Caa1		112	119,280
CB Smurfit Stone Escrow,
Notes
8.000%	06/30/30	NR		300	6,000
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1		400	446,000

					2,565,089

Distribution/Wholesale — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.375%	11/01/15	Baa3		40	41,297
6.000%	04/01/20	Baa3		100	109,635
6.875%	07/01/13	Baa3		160	169,058
7.500%	01/15/27	Baa3		150	173,515
HD Supply, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B2		75	81,000
Intcomex, Inc.,
Sec’d. Notes
13.250%	12/15/14	B3		500	500,000
McJunkin Red Man Corp.,
Sr. Sec’d. Notes
9.500%	12/15/16(a)	B3		162	174,960

					1,249,465

Diversified Financial Services — 2.2%
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3		500	505,000
American Express Co.,
Sr. Unsec’d. Notes
7.000%	03/19/18	A3		320	396,092
American Express Credit Corp.,
Sr. Unsec’d. Notes
5.125%	08/25/14(a)	A2		300	324,084
7.300%	08/20/13	A2		2,000	2,138,320
Sr. Unsec’d. Notes, MTN
2.375%	03/24/17(a)	A2		83	85,069
2.800%	09/19/16(a)	A2		100	104,316
5.875%	05/02/13	A2		100	104,169
American Honda Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.450%	02/27/15	A1		765	767,890
2.600%	09/20/16	A1		328	338,976
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22	A1		150	152,209

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.250%	09/15/17	A1	$240	$290,592
Blackstone Holdings Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/21	A(d)	560	584,529
Caisse Centrale Desjardins du Quebec (Canada),
Covered Bonds, 144A
2.550%	03/24/16	Aaa	291	306,264
Capmark Financial Group, Inc.,
Sr. Sec’d. Notes
9.000%(c)	09/30/15(a)	NR	230	229,655
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	06/01/22	A2	247	248,058
Unsec’d. Notes
2.000%	04/05/13	A2	550	556,289
CME Group, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/14	Aa3	78	84,094
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	B3	465	476,625
Community Choice Financial, Inc.,
Sr. Sec’d. Notes, 144A
10.750%	05/01/19	B3	135	133,650
Discover Financial Services,
Sr. Unsec’d. Notes
6.450%	06/12/17	Ba1	685	768,567
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14	Baa1	231	232,387
2.750%	03/15/17	Baa1	24	24,337
5.625%	03/15/42	Baa1	47	47,941
6.700%	06/01/34	Baa1	110	126,266
Sr. Notes, 144A
4.500%	08/16/21	Baa1	105	111,696
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	2,015	2,003,899
4.250%	02/03/17(a)	Baa3	1,195	1,252,632
5.000%	05/15/18	Baa3	250	265,470
6.625%	08/15/17	Baa3	400	454,990
Sr. Unsec’d. Notes, 144A
3.984%	12/15/22	Baa3	353	363,558
4.207%	10/15/22	Baa3	327	339,550
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.250%	11/09/15	A1	375	382,608
4.625%	01/07/21(a)	A1	750	824,926
Sr. Unsec’d. Notes, MTN
1.166%(c)	04/24/14	A1	2,500	2,500,015
4.375%	09/16/20(a)	A1	1,485	1,606,537
5.625%	09/15/17	A1	1,200	1,377,089
5.875%	01/14/38(a)	A1	1,990	2,284,528
6.000%	08/07/19	A1	1,850	2,164,641
Goldman Sachs Group, Inc. (The),
Sr. Notes
6.250%	02/01/41(a)	A3	1,355	1,412,933
Sr. Unsec’d. Notes
3.700%	08/01/15	A3	200	201,767

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
5.250%	07/27/21(a)	A3	$173	$175,736
5.375%	03/15/20	A3	370	380,886
5.750%	01/24/22(a)	A3	1,415	1,493,680
5.950%	01/18/18	A3	100	107,029
6.150%	04/01/18(a)	A3	230	249,338
7.500%	02/15/19(a)	A3	1,960	2,235,188
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.280%(c)	12/21/65	B2	500	337,170
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65	B2	350	255,500
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/15	Ba3	750	828,750
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	Baa2	185	181,762
8.500%	07/15/19	Baa2	580	629,300
John Deere Capital Corp.,
Sr. Unsec’d. Notes
0.950%	06/29/15	A2	470	470,773
Unsec’d. Notes
2.250%	04/17/19	A2	133	135,939
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
5.000%	02/22/17	A2	378	384,994
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.250%	01/14/21	A3	282	280,592
7.300%	08/01/14	A3	315	335,359
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.000%	04/05/17	Aa2	200	201,165
2.300%	09/28/15	Aa2	100	102,810
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
6.400%	08/28/17	Baa2	1,555	1,691,451
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa2	700	724,257
Morgan Stanley,
Sr. Unsec’d. Notes
4.000%	07/24/15	Baa1	650	646,225
4.750%	03/22/17(a)	Baa1	315	314,308
5.750%	01/25/21(a)	Baa1	340	335,254
6.000%	05/13/14	Baa1	100	103,653
7.300%	05/13/19(a)	Baa1	950	1,026,227
Sr. Unsec’d. Notes, MTN
5.550%	04/27/17	Baa1	1,300	1,313,478
5.625%	09/23/19	Baa1	1,050	1,039,185
6.625%	04/01/18(a)	Baa1	1,385	1,448,112
National Rural Utilities Cooperative Finance Corp.,
Sec’d. Notes
10.375%	11/01/18	A1	110	159,388
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes, 144A
9.625%	05/01/19	B2	226	238,995

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
5.000%	03/04/15	Baa3	$400	$415,281
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17	A1	99	100,027
PNC Funding Corp.,
Bank Gtd. Notes
2.700%	09/19/16(a)	A3	1,095	1,134,817
5.125%	02/08/20	A3	300	346,953
6.700%	06/10/19(a)	A3	160	198,944
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	B3	30	31,162
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%	12/15/17(a)	Caa1	250	199,530
SquareTwo Financial Corp.,
Sec’d. Notes
11.625%	04/01/17	B2	784	699,720
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.000%	09/15/16(a)	Aa3	1,945	1,976,342

				49,501,498

Diversified Machinery
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	Ba2	75	86,625
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	A2	45	44,921
3.900%	06/09/42	A2	688	683,530

				815,076

Diversified Manufacturing — 0.1%
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	B1	250	264,375
Danaher Corp.,
Sr. Unsec’d. Notes
3.900%	06/23/21	A2	139	154,851
Harland Clarke Holdings Corp.,
Gtd. Notes
6.000%(c)	05/15/15	Caa1	232	175,160
9.500%	05/15/15(a)	Caa1	613	508,790
J.B. Poindexter & Co., Inc.,
Unsec’d. Notes, 144A
9.000%	04/01/22	B2	60	60,000
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.500%	05/01/18	B3	250	271,250

				1,434,426

Electric — 1.2%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	10/15/17	Ba3	290	329,875

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
AES Eastern Energy LP,
Series 99-B, Pass-Through Certificates(i)
9.670%	01/02/29	Caa2	$400	$68,000
Alabama Power Co.,
Sr. Unsec’d. Notes
5.875%	12/01/22	A2	160	199,066
6.125%	05/15/38	A2	30	39,878
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21	Baa2	150	168,195
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42	Baa1	56	57,794
5.050%	09/01/41	Baa1	107	119,169
Carolina Power & Light Co.,
First Mortgage
4.100%	05/15/42	A1	195	203,353
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	Baa1	120	160,370
Commonwealth Edison Co.,
First Mortgage
3.400%	09/01/21(a)	A3	1,050	1,125,993
5.800%	03/15/18	A3	274	331,062
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42	A3	69	73,540
5.850%	04/01/18	A3	1,275	1,553,679
Consumers Energy Co.,
First Mortgage
2.850%	05/15/22	A3	100	101,723
Detroit Edison Co. (The),
Sec’d. Notes
2.650%	06/15/22	A2	53	53,323
3.950%	06/15/42	A2	345	350,667
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.900%	08/01/41	Baa2	632	714,257
5.250%	08/01/33	Baa2	155	175,105
6.000%	11/30/17	Baa2	250	298,827
Duke Energy Carolinas LLC,
First Mortgage
1.750%	12/15/16	A1	395	405,048
3.900%	06/15/21	A1	200	222,994
First Ref. Mortgage
7.000%	11/15/18	A1	100	129,577
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19(a)	Baa2	1,500	1,749,303
Duke Energy Indiana, Inc.,
First Mortgage
3.750%	07/15/20	A2	90	98,410
Dynegy Holdings LLC,
Sr. Unsec’d. Notes(i)
7.625%	10/15/26	NR	24	16,080
7.750%	06/01/19(a)	NR	676	452,920
Edison Mission Energy,
Sr. Unsec’d. Notes
7.000%	05/15/17	Caa3	750	420,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
7.200%	05/15/19	Caa3	$250	$139,375
Enel Finance International NV (Netherlands),
Gtd. Notes, 144A
5.125%	10/07/19	Baa1	250	238,816
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes
10.000%	12/01/20	Caa3	500	543,750
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21	A3	1,035	1,084,679
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	Baa1	270	271,685
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3	490	615,082
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42	Aa3	200	210,833
Georgia Power Co.,
Sr. Unsec’d. Notes
3.000%	04/15/16	A3	1,030	1,101,381
4.300%	03/15/42(a)	A3	10	10,417
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21	Baa3	22	23,627
Hydro Quebec (Canada),
Gov’t. Gtd. Notes
9.400%	02/01/21	Aa2	130	194,855
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.000%	03/15/19(a)	Baa2	170	211,422
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42	Aaa	229	256,272
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41	Baa2	300	330,618
KCP&L Greater Missouri Operations Co.,
Sr. Unsec’d. Notes
11.875%	07/01/12	Baa3	250	250,000
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	Baa2	1,185	1,181,970
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.500%	09/15/37	Baa1	355	467,350
Nevada Power Co.,
General Ref. Motgage
5.375%	09/15/40	Baa1	125	146,893
6.500%	08/01/18	Baa1	305	377,770
NiSource Finance Corp.,
Gtd. Notes
5.800%	02/01/42	Baa3	699	771,925
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba1	580	647,471

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Oglethorpe Power Corp.,
First Mortgage
5.375%	11/01/40	Baa1	$375	$440,148
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.250%	09/30/40	Baa1	545	564,860
6.375%	01/15/15(a)	Baa1	100	110,590
6.800%	09/01/18(a)	Baa1	160	191,242
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.450%	04/15/42	A3	522	547,957
5.400%	01/15/40	A3	340	406,388
8.250%	10/15/18	A3	130	175,230
PacifiCorp,
First Mortgage
2.950%	02/01/22	A2	430	441,570
PPL Capital Funding, Inc.,
Gtd. Notes
4.200%	06/15/22	Baa3	100	100,321
PPL WEM Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.375%	05/01/21	Baa3	280	301,675
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22(a)	Baa2	1,188	1,198,892
4.400%	01/15/21	Baa2	93	103,398
7.750%	03/01/31	Baa2	150	210,924
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	Baa1	50	51,896
5.320%	09/15/16	Baa1	350	394,697
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20	A2	36	38,540
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	Baa1	135	156,180
Public Service Electric & Gas Co.,
First Mortgage
2.700%	05/01/15	A1	155	162,961
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26	Aa3	120	158,106
Southern California Edison Co.,
First Mortgage
5.500%	03/15/40	A1	80	101,443
Sr. Unsec’d. Notes
6.650%	04/01/29	A3	150	196,913
Southern Co. (The),
Sr. Unsec’d. Notes
1.950%	09/01/16(a)	Baa1	104	106,508
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41(a)	Baa1	570	619,370
Southwestern Public Service Co.,
Sr. Unsec’d. Notes
8.750%	12/01/18	Baa1	230	310,356

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22(a)	A3	$375	$386,332
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
2.950%	09/15/21	A2	7	7,281
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20	Baa1	1,300	1,501,926

				27,680,103

Electronics — 0.1%
Koninklijke Philips Electronics NV (Netherlands),
Sr. Unsec’d. Notes
3.750%	03/15/22	A3	145	150,492
7.200%	06/01/26	A3	205	270,291
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes, 144A
9.750%	08/01/18(a)	B3	580	661,200
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	B2	57	57,000

				1,138,983

Entertainment — 0.2%
AMC Entertainment, Inc.,
Gtd. Notes
9.750%	12/01/20	Caa1	500	540,000
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20	Caa2	736	585,120
Isle of Capri Casinos, Inc.,
Gtd. Notes
7.000%	03/01/14(a)	Caa1	750	749,062
Peninsula Gaming LLC/Peninsula Gaming Corp.,
Gtd. Notes
10.750%	08/15/17	Caa1	395	450,300
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.750%	05/15/20	B3	100	109,500
Seminole Hard Rock Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
2.968%(c)	03/15/14	B2	750	727,500
Shingle Springs Tribal Gaming Authority,
Sr. Notes, 144A
9.375%	06/15/15	Caa2	750	573,750
Vail Resorts, Inc.,
Gtd. Notes
6.500%	05/01/19	Ba3	400	420,000
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18	B3	163	180,115
Yonkers Racing Corp.,
Sec’d. Notes, 144A
11.375%	07/15/16	B1	11	11,688

				4,347,035

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Environmental Control — 0.1%
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22(a)	Baa3	$179	$180,935
Waste Management, Inc.,
Gtd. Notes
2.600%	09/01/16	Baa3	1,070	1,098,006
4.600%	03/01/21	Baa3	74	82,308
4.750%	06/30/20	Baa3	100	112,572

				1,473,821

Financial – Bank & Trust — 1.2%
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/18	B1	220	227,150
Sr. Unsec’d. Notes, 144A
4.750%	02/15/15	B1	435	445,331
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	Baa2	254	265,703
4.750%	05/19/15(a)	Baa2	1,245	1,306,803
5.375%	08/09/20(a)	Baa2	431	465,737
5.875%	05/29/37	Baa2	1,180	1,285,737
5.875%	01/30/42	Baa2	450	491,475
6.000%	08/15/17(a)	Baa2	300	328,619
6.125%	11/21/17	Baa2	1,200	1,329,508
Sub. Notes
0.738%(c)	06/09/16	Baa3	1,230	1,065,458
Unsec’d. Notes
8.500%	05/22/19(a)	Baa2	580	716,318
Countrywide Financial Corp.,
Sub. Notes
6.250%	05/15/16	Baa3	200	208,160
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes
5.300%	08/13/19(a)	A1	1,690	1,901,336
Sub. Notes
5.400%	01/14/20	Baa2	100	104,007
Credit Suisse USA, Inc.,
Bank Gtd. Notes
5.375%	03/02/16	A1	240	266,181
HSBC Bank PLC (United Kingdom),
Sr. Notes, 144A
4.125%	08/12/20	Aa3	452	471,120
Sr. Unsec’d. Notes, 144A
3.100%	05/24/16(a)	Aa3	196	202,390
4.750%	01/19/21	Aa3	300	327,006
HSBC Bank USA NA,
Sub. Notes
4.625%	04/01/14	A2	200	208,482
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.822%(c)	01/15/14	Baa1	2,150	2,126,251
5.000%	06/30/15	Baa1	350	372,800
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	03/30/22(a)	Aa3	343	356,171
5.100%	04/05/21(a)	Aa3	741	827,289
6.100%	01/14/42	Aa3	570	698,065

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
UBS AG (Switzerland),
Notes
3.875%	01/15/15(a)	A2	$880	$909,369
Sr. Unsec’d. Notes
5.750%	04/25/18	A2	265	293,555
5.875%	12/20/17	A2	1,395	1,558,223
Wachovia Bank NA,
Sub. Notes
6.000%	11/15/17	A1	600	699,131
Wachovia Capital Trust III,
Ltd. Gtd. Notes
5.570%(c)	03/29/49	Baa3	250	238,750
Wachovia Corp.,
Sr. Unsec’d. Notes
5.750%	02/01/18	A2	1,400	1,655,968
Wells Fargo & Co.,
Sr. Notes
1.500%	07/01/15	A2	1,050	1,050,794
Sr. Unsec’d. Notes
3.676%	06/15/16	A2	5,240	5,577,456
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	670	689,405

				28,669,748

Food — 0.4%
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	B2	312	311,220
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/27/17	A2	190	225,988
Unsec’d. Notes, 144A
3.300%	03/01/22	A2	250	254,766
Dean Foods Co.,
Gtd. Notes
9.750%	12/15/18	B2	215	239,725
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3	350	353,062
Delhaize Group SA (Belgium),
Gtd. Notes
5.700%	10/01/40	Baa3	410	344,411
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1	50	56,875
Sr. Unsec’d. Notes, 144A
7.250%	06/01/21	B1	75	69,750
8.250%	02/01/20(a)	B1	69	67,102
Kellogg Co.,
Sr. Unsec’d. Notes
3.125%	05/17/22	Baa1	109	110,807
Kraft Foods Group, Inc.,
Gtd. Notes, 144A
1.625%	06/04/15	Baa2	970	980,262
3.500%	06/06/22(a)	Baa2	800	820,930
5.000%	06/04/42(a)	Baa2	59	62,444
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	2,565	3,035,306

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food (continued)
6.500%	08/11/17	Baa2	$150	$181,993
6.500%	11/01/31	Baa2	70	86,315
7.000%	08/11/37	Baa2	150	197,385
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40	Baa2	23	24,175
6.800%	12/15/18	Baa2	55	67,268
7.500%	04/01/31	Baa2	110	143,076
Sr. Unsec’d. Notes
2.200%	01/15/17	Baa2	93	94,039
3.400%	04/15/22	Baa2	290	289,751
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.000%	05/01/16(a)	Caa1	250	253,125

				8,269,775

Forest Products & Paper — 0.1%
Appleton Papers, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	06/15/15	B1	610	652,700
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3	75	82,875
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41	Baa3	570	642,629
NewPage Corp.,
Sr. Sec’d. Notes(i)
11.375%	12/31/14	NR	700	451,500
Resolute Forest Products,
Sr. Sec’d. Notes
10.250%	10/15/18	B1	750	832,500

				2,662,204

Gas — 0.1%
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21	Baa1	150	154,773
5.875%	03/15/41	Baa1	91	116,148
6.375%	07/15/16	Baa1	150	173,128
Atmos Energy Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/14	Baa1	120	129,611
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42	A3	101	106,643
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17(a)	Baa1	900	922,362
6.000%	10/15/39	Baa1	150	186,314
9.800%	02/15/19	Baa1	320	443,542

				2,232,521

Healthcare Products — 0.1%
Biomet, Inc.,
Gtd. Notes, PIK
10.375%	10/15/17	B3	500	534,375

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Products (continued)
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	B3	$250	$206,250
Kinetic Concepts, Inc./KCI USA, Inc.,
Gtd. Notes, 144A
10.500%	11/01/18	B3	350	367,500

				1,108,125

Healthcare Services — 0.3%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42	Baa1	450	457,570
6.750%	12/15/37	Baa1	100	130,829
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3	150	155,250
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	183	187,804
CIGNA Corp.,
Sr. Unsec’d. Notes
4.375%	12/15/20	Baa2	975	1,039,828
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.450%	06/15/21	Baa3	715	803,736
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21	B3	250	268,125
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	B3	500	545,000
Sr. Sec’d. Notes
7.250%	09/15/20	Ba3	494	543,400
8.500%	04/15/19	Ba3	31	34,720
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	250	265,000
Healthsouth Corp.,
Gtd. Notes
7.250%	10/01/18	B1	350	372,750
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1	250	247,500
Multiplan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18(a)	Caa1	240	262,800
Oncology, Inc., Escrow,
Notes*
9.125%	08/15/17	NR	250	—
OnCure Holdings, Inc.,
Sec’d. Notes
11.750%	05/15/17	Caa3	85	60,775
Roche Holdings, Inc.,
Gtd. Notes, 144A
7.000%	03/01/39	A1	250	366,497
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	B3	75	75,094

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare Services (continued)
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
9.250%	02/01/15	Caa1		$250 $	278,125
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/21	A3		124	130,413
5.700%	10/15/40	A3		830	1,022,637
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes
8.000%	02/01/18	B3		100	102,250
WellPoint, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42(a)	Baa2		525	541,210

					7,891,313

Holding Companies – Diversified — 0.1%
Hutchison Whampoa International 03/13 Ltd. (Cayman Islands),
Gtd. Notes, 144A
6.500%	02/13/13	A3		1,000	1,030,856
Hutchison Whampoa International 10 Ltd. (Cayman Islands),
Gtd. Notes, 144A
6.000%(c)	12/29/49	Baa2		650	663,000
Hutchison Whampoa International 11 Ltd. (Cayman Islands),
Gtd. Notes, 144A
3.500%	01/13/17	A3		435	451,053
Solidium Oy (Finland),
Sr. Unsec’d. Notes
0.500%	09/29/15	NR	EUR	800	1,014,528

					3,159,437

Home Builders
Lennar Corp.,
Gtd. Notes
12.250%	06/01/17	B2		115	148,637
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3		110	120,175
8.375%	01/15/21	B3		80	86,800
10.750%	09/15/16	B3		75	88,500

					444,112

Home Furnishings
Sealy Mattress Co.,
Gtd. Notes
8.250%	06/15/14(a)	Caa1		360	355,500
Simmons Bedding Co.,
Sr. Sec’d. Notes, 144A
11.250%	07/15/15	B2		250	258,752

					614,252

Household Products/Wares — 0.2%
American Standard Americas,
Sr. Sec’d. Notes, 144A
10.750%	01/15/16	Caa1		260	225,550
Armored AutoGroup, Inc.,
Gtd. Notes, 144A
9.500%	11/01/18	Caa1		144	124,200
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	B2		400	401,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Household Products/Wares (continued)
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	B2		$500	$560,000
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
4.700%	08/15/20	Baa3		73	78,976
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.000%	04/15/19	Caa1		750	748,125
9.875%	08/15/19	Caa1		285	295,688
Sr. Sec’d. Notes, 144A
7.875%	08/15/19	Ba3		800	866,000
Spectrum Brands, Inc.,
Sr. Sec’d. Notes
9.500%	06/15/18	B1		250	282,500

					3,582,039

Insurance — 0.8%
ACE INA Holdings, Inc.,
Gtd. Notes
5.600%	05/15/15	A3		170	190,187
Aflac, Inc.,
Sr. Unsec’d. Notes
4.000%	02/15/22	A3		195	202,732
8.500%	05/15/19	A3		110	143,595
AIG Sunamerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32	A2		65	78,448
Allstate Corp. (The),
Sr. Unsec’d. Notes
7.450%	05/16/19	A3		150	192,087
Allstate Life Global Funding Trusts,
Sr. Sec’d. Notes, MTN
5.375%	04/30/13	A1		150	156,062
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68(a)	Baa2		500	542,500
Jr. Sub. Notes, 144A
8.625%(c)	05/22/68	Baa2	GBP	350	550,346
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1		1,000	1,060,734
6.400%	12/15/20	Baa1		1,850	2,093,232
Aon Corp.,
Gtd. Notes
3.500%	09/30/15	Baa2		34	35,531
Sr. Unsec’d. Notes
3.125%	05/27/16	Baa2		125	130,237
6.250%	09/30/40	Baa2		33	41,269
ASIF Global Financing XIX,
Sr. Sec’d. Notes, 144A
4.900%	01/17/13	A2		186	187,703
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.450%	12/15/15	Aa2		133	138,804
4.400%	05/15/42	Aa2		165	169,242
5.400%	05/15/18	Aa2		700	826,705
Catlin Insurance Co. Ltd. (Bermuda),
Jr. Sub. Notes, 144A
7.249%(c)	07/29/49	BBB+(d)		375	330,000

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	Baa2	$400	$439,524
5.850%	12/15/14	Baa2	100	107,288
5.875%	08/15/20	Baa2	125	137,457
Genworth Financial, Inc.,
Sr. Unsec’d. Notes
7.700%	06/15/20	Baa3	50	49,328
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22	Baa3	505	520,027
6.625%	03/30/40	Baa3	368	380,243
Jackson National Life Global Funding,
Sr. Sec’d. Notes, 144A
5.375%	05/08/13	A1	190	196,706
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
7.800%	03/07/87	Baa3	150	151,500
10.750%(c)	06/15/88	Baa3	530	720,800
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22(a)	Baa2	29	28,976
4.850%	06/24/21	Baa2	30	31,422
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41(a)	A1	66	70,778
MetLife Institutional Funding II,
Sec’d. Notes, 144A
1.368%(c)	04/04/14	Aa3	153	153,742
1.625%	04/02/15	Aa3	3,630	3,632,007
MetLife, Inc.,
Sr. Unsec’d. Notes
4.750%	02/08/21	A3	570	634,987
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
3.650%	06/14/18	Aa3	120	127,091
Sr. Sec’d. Notes, 144A
2.000%	01/10/14	Aa3	200	202,044
2.500%	01/11/13	Aa3	300	302,806
3.875%	04/11/22	Aa3	307	318,761
5.125%	06/10/14	Aa3	1,600	1,715,782
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18	Caa2	100	99,625
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
6.600%	04/15/34	A3	85	83,005
9.375%	08/15/39	A3	300	394,702
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
3.000%	05/04/15(a)	Aaa	630	662,650
Pacific Life Global Funding,
Sr. Sec’d. Notes, 144A
5.000%	05/15/17	A1	200	210,997
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	A3	110	139,698

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Principal Life Income Funding Trusts,
Sr. Sec’d. Notes, MTN
5.300%	12/14/12	Aa3		$160	$163,238
Travelers Property Casualty Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/26	A2		190	254,985
USI Holdings Corp.,
Gtd. Notes, 144A
4.378%(c)	11/15/14	Caa1		250	231,875

					19,231,458

Internet Software & Services
eBay, Inc.,
Sr. Unsec’d. Notes
3.250%	10/15/20	A2		285	298,554

Investment Companies
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20	Ba3		250	249,375

Iron/Steel
Arcelormittal (Luxembourg),
Sr. Unsec’d. Notes
6.750%	03/01/41	Baa3		500	466,696
United States Steel Corp.,
Sr. Unsec’d. Notes
6.050%	06/01/17	B1		125	121,562
7.000%	02/01/18	B1		35	34,562
7.375%	04/01/20(a)	B1		90	86,850

					709,670

Leisure Time — 0.1%
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%	12/01/16	B2		250	274,062
Icon Health & Fitness, Inc.,
Sr. Sec’d. Notes, 144A
11.875%	10/15/16	B2		242	211,145
Royal Caribbean Cruises Ltd. (Liberia),
Sr. Unsec’d. Notes, 144A
5.625%	01/27/14	Ba1	EUR	195	252,079
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19	B1		350	355,250

					1,092,536

Lodging — 0.2%
Ameristar Casinos, Inc.,
Gtd. Notes, 144A
7.500%	04/15/21	B3		80	85,600
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.250%	06/01/17	B2		250	272,812
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sec’d. Notes, PIK
10.750%	01/15/17(a)	Caa2		528	582,310
Sr. Sec’d. Notes
7.625%	01/15/16	B1		500	527,500

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Lodging (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19	B3	$250	$258,125
Mandalay Resort Group,
Gtd. Notes
7.625%	07/15/13	Caa1	150	153,750
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18(a)	B2	250	235,625
MCE Finance Ltd. (Cayman Islands),
Gtd. Notes
10.250%	05/15/18	B1	285	322,762
MGM Resorts International,
Gtd. Notes
6.625%	07/15/15(a)	B3	500	515,000
7.625%	01/15/17	B3	250	258,125
10.000%	11/01/16	B3	250	276,875
11.375%	03/01/18	B3	500	588,750
Sr. Sec’d. Notes
9.000%	03/15/20(a)	Ba2	250	277,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sec’d. Notes, 144A
8.625%	04/15/16(a)	B2	75	79,125

				4,433,859

Machinery–Construction & Mining
Caterpillar, Inc.,
Sr. Unsec’d. Notes
5.200%	05/27/41	A2	750	909,633

Media — 1.2%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/17	B1	147	163,905
CBS Corp.,
Gtd. Notes
1.950%	07/01/17(a)	Baa2	830	829,170
4.850%	07/01/42	Baa2	100	97,876
5.750%	04/15/20	Baa2	34	39,545
7.875%	07/30/30	Baa2	80	102,803
8.875%	05/15/19	Baa2	50	66,119
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.875%	04/30/18(a)	B1	500	543,750
8.125%	04/30/20	B1	500	557,500
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	400	431,000
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	03/01/21	Caa1	250	217,500
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	12/15/17	B1	1,000	1,090,000
Gtd. Notes, 144A
7.625%	03/15/20(a)	B3	850	830,574
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	160	232,915

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17	Baa1	$200	$258,404
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22	Baa1	315	461,447
Comcast Corp.,
Gtd. Notes
6.400%	03/01/40(a)	Baa1	1,360	1,696,726
6.450%	03/15/37	Baa1	275	334,427
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27	Baa2	125	150,086
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22(a)	Baa2	200	202,259
5.000%	03/01/21	Baa2	2,686	2,950,826
6.000%	08/15/40	Baa2	200	217,945
Discovery Communications LLC,
Gtd. Notes
4.375%	06/15/21	Baa2	159	172,656
4.950%	05/15/42	Baa2	300	313,092
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19(a)	Ba2	900	1,037,250
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1	70	72,450
McClatchy Co. (The),
Sr. Sec’d. Notes
11.500%	02/15/17	B1	200	207,500
Mediacom LLC/Mediacom Capital Corp.,
Sr. Unsec’d. Notes
7.250%	02/15/22(a)	B3	295	300,162
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	2,650	2,815,445
5.950%	04/01/41	Baa2	90	106,243
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	400	453,218
6.650%	11/15/37	Baa1	545	636,184
7.250%	05/18/18	Baa1	300	359,717
7.430%	10/01/26	Baa1	100	121,772
7.625%	11/30/28	Baa1	100	117,999
7.700%	10/30/25	Baa1	100	124,130
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
7.750%	03/15/16	B1	500	513,750
Radio One, Inc.,
Gtd. Notes, PIK
15.000%	05/24/16	Caa2	256	202,583
TCI Communications, Inc.,
Sr. Unsec’d. Notes
8.750%	08/01/15	Baa1	150	183,017
Thomson Reuters Corp. (Canada),
Gtd. Notes
5.700%	10/01/14	Baa1	1,000	1,099,890
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
3.950%	09/30/21	Baa1	$142	$149,987
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41(a)	Baa2	845	919,436
5.875%	11/15/40	Baa2	705	789,026
8.250%	04/01/19	Baa2	300	392,009
8.750%	02/14/19	Baa2	300	398,872
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33	Baa2	257	348,130
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	Baa2	210	234,960
6.200%	03/15/40	Baa2	950	1,106,056
6.250%	03/29/41(a)	Baa2	44	51,162
7.625%	04/15/31	Baa2	300	387,492
Viacom, Inc.,
Sr. Unsec’d. Notes
1.250%	02/27/15	Baa1	530	531,320
3.875%	12/15/21	Baa1	134	142,332
4.500%	03/01/21(a)	Baa1	140	155,111
6.250%	04/30/16	Baa1	600	699,533

				26,617,261

Metals & Mining — 0.4%
Barrick North America Finance LLC,
Gtd. Notes
5.700%	05/30/41	Baa1	895	1,011,486
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.625%	02/24/17	A1	69	69,474
3.250%	11/21/21	A1	460	480,051
4.125%	02/24/42	A1	200	205,471
5.500%	04/01/14	A1	70	75,827
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
8.250%	11/01/19(a)	Ba3	1,250	1,325,000
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17	Baa3	242	238,599
Newmont Mining Corp.,
Gtd. Notes
4.875%	03/15/42	Baa1	465	453,421
Noranda Aluminum Acquisition Corp.,
Gtd. Notes, PIK
4.730%(c)	05/15/15	B3	87	83,508
Novelis, Inc. (Canada),
Gtd. Notes
8.375%	12/15/17	B2	125	133,750
8.750%	12/15/20(a)	B2	125	134,688
Placer Dome, Inc. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35	Baa1	280	322,459
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.500%	05/20/16	A3	1,250	1,299,069
3.500%	11/02/20	A3	58	61,705
3.750%	09/20/21	A3	100	107,409
4.125%	05/20/21	A3	150	164,900

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining (continued)
8.950%	05/01/14	A3	$185	$211,247
Teck Resources Ltd. (Canada),
Gtd. Notes
6.250%	07/15/41(a)	Baa2	220	246,307
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.625%	09/15/20	Baa2	1,100	1,150,706
6.875%	11/21/36	Baa2	350	405,984
Xstrata Canada Financial Corp. (Canada),
Gtd. Notes, 144A
6.000%	11/15/41	Baa2	470	469,507

				8,650,568

Multi-National — 0.6%
African Development Bank (Supranational Bank),
Sub. Debs.
8.800%	09/01/19	Aa1	620	841,766
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.750%	01/15/16	Aa3	288	299,301
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.375%	08/15/17	Aaa	6,000	6,431,400
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
1.125%	08/25/14	Aaa	5,500	5,568,024

				13,140,491

Office Equipment — 0.1%
Pitney Bowes, Inc.,
Sr. Unsec’d. Notes
6.250%	03/15/19	Baa1	55	57,939
Sr. Unsec’d. Notes, MTN
4.875%	08/15/14	Baa1	195	203,168
Xerox Corp.,
Sr. Unsec’d. Notes
1.868%(c)	09/13/13	Baa2	910	916,364
2.950%	03/15/17(a)	Baa2	33	33,374
4.500%	05/15/21(a)	Baa2	1,156	1,199,592
6.750%	02/01/17	Baa2	200	232,549

				2,642,986

Oil & Gas — 1.2%
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31	Baa2	350	413,196
Anadarko Finance Co. (Canada),
Gtd. Notes
7.500%	05/01/31	Baa3	160	201,430
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16(a)	Baa3	1,125	1,276,625
6.375%	09/15/17	Baa3	1,745	2,027,051
8.700%	03/15/19	Baa3	350	457,508
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	A3	38	39,680
4.750%	04/15/43	A3	645	716,449
5.250%	02/01/42	A3	245	287,999

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
6.900%	09/15/18	A3	$150	$188,424
Bluewater Holding BV (Netherlands),
Gtd. Notes, 144A
3.466%(c)	07/17/14	NR	100	84,000
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.846%	05/05/17(a)	A2	1,120	1,131,140
3.875%	03/10/15	A2	320	342,914
4.742%	03/11/21	A2	100	114,459
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
8.625%	10/15/20	B3	400	423,000
Calumet Specialty Products Partners LP/Calumet Finance Corp,
Sr. Notes, 144A
9.625%	08/01/20	B3	56	56,840
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.450%	11/15/21(a)	Baa1	1,010	1,046,830
6.450%	06/30/33	Baa1	190	230,688
Canadian Oil Sands Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	04/01/42	Baa2	285	302,375
Chesapeake Energy Corp.,
Gtd. Notes
6.500%	08/15/17	Ba3	128	127,360
6.775%	03/15/19(a)	Ba3	250	243,750
7.250%	12/15/18	Ba3	122	124,440
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.500%	07/01/17	Ba2	80	89,800
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19	B3	94	86,480
9.500%	06/15/20(a)	B3	58	57,130
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	A1	855	1,184,009
Sr. Unsec’d. Notes
6.650%	07/15/18	A1	250	312,944
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	500	547,500
Devon Energy Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/17(a)	Baa1	1,265	1,265,223
3.250%	05/15/22	Baa1	540	549,388
5.600%	07/15/41	Baa1	200	232,053
6.300%	01/15/19	Baa1	160	196,301
Encana Corp. (Canada),
Sr. Unsec’d. Notes
6.625%	08/15/37	Baa2	273	305,416
ENI SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40	A3	250	247,998
Ensco PLC (United Kingdom),
Sr. Unsec’d. Notes
4.700%	03/15/21(a)	Baa1	800	871,391

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.100%	02/01/21	A3	$200	$221,943
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	700	715,004
Laredo Petroleum, Inc.,
Gtd. Notes, 144A
7.375%	05/01/22	B3	60	62,400
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes, 144A
6.250%	11/01/19	B2	400	392,000
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	Baa2	310	352,302
Noble Holding International Ltd. (Cayman Islands),
Gtd. Notes
3.950%	03/15/22	Baa1	23	23,257
5.250%	03/15/42	Baa1	469	464,963
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	A1	206	207,296
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21(a)	A3	120	129,333
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.050%	05/15/18	Baa2	186	220,104
7.875%	06/15/26	Baa2	130	178,192
Phillips 66,
Gtd. Notes, 144A
2.950%	05/01/17(a)	Baa1	54	55,489
4.300%	04/01/22	Baa1	533	560,698
5.875%	05/01/42(a)	Baa1	350	376,770
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20(a)	B1	250	248,750
Shell International Finance BV (Netherlands),
Gtd. Notes
4.375%	03/25/20	Aa1	805	937,396
SM Energy Co.,
Sr. Notes, 144A
6.500%	01/01/23	B1	65	65,488
Statoil ASA (Norway),
Gtd. Notes
3.150%	01/23/22	Aa2	77	80,361
4.250%	11/23/41	Aa2	61	64,635
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.100%	06/01/18(a)	Baa2	1,950	2,309,506
6.500%	06/15/38	Baa2	90	107,179
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	05/15/42	Baa2	180	184,891
7.750%	06/01/19	Baa2	145	177,912
Tosco Corp.,
Sr. Unsec’d. Notes
8.125%	02/15/30	A1	150	225,019

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Total Capital International SA (France),
Gtd. Notes
1.550%	06/28/17	Aa1	$784	$785,836
2.875%	02/17/22	Aa1	201	203,788
Total Capital SA (France),
Gtd. Notes
4.125%	01/28/21	Aa1	486	539,414
Transocean, Inc. (Cayman Islands),
Gtd. Notes
6.375%	12/15/21	Baa3	1,200	1,372,523
6.500%	11/15/20	Baa3	205	232,529
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37	Baa2	272	304,990
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1	500	497,500

				28,079,259

Oil & Gas Services — 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21	A2	130	186,839
Sr. Unsec’d. Notes, 144A
7.600%	08/15/96	A2	90	129,594
Helix Energy Solutions Group, Inc.,
Gtd. Notes, 144A
9.500%	01/15/16	B3	144	150,840
Pioneer Drilling Co.,
Gtd. Notes
9.875%	03/15/18	B3	500	525,000
Schlumberger Investment SA (Luxembourg),
Gtd. Notes, 144A
3.300%	09/14/21	A1	105	110,008
Weatherford International Ltd. (Bermuda),
Gtd. Notes
4.500%	04/15/22(a)	Baa2	38	38,946
5.950%	04/15/42(a)	Baa2	37	38,920

				1,180,147

Pharmaceuticals — 0.5%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.300%	05/27/40	A1	390	476,470
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2	410	429,238
Elan Finance PLC/Elan Finance Corp. (Ireland),
Gtd. Notes
8.750%	10/15/16(a)	B1	600	651,750
Express Scripts Holding Co.,
Gtd. Notes, 144A
4.750%	11/15/21	Baa3	845	935,059
2.750%	11/21/14	Baa3	630	643,478
2.100%	02/12/15(a)	Baa3	1,000	1,009,777
Gtd. Notes
3.125%	05/15/16	Baa3	690	718,408

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22(a)	A1	$1,810	$1,841,145
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	55	56,555
Mylan, Inc.,
Gtd. Notes, 144A
7.625%	07/15/17(a)	Ba2	400	440,000
7.875%	07/15/20	Ba2	350	392,437
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39	A1	600	910,941
Teva Pharmaceutical Finance Co. BV (Netherlands),
Gtd. Notes
2.400%	11/10/16	A3	1,390	1,436,158
3.650%	11/10/21	A3	300	315,533
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16(a)	B1	400	418,000
7.250%	07/15/22	B1	625	626,562
Wyeth,
Gtd. Notes
5.500%	02/01/14	A1	200	215,259

				11,516,770

Pipelines — 0.5%
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.875%	02/01/21	Baa3	635	631,245
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21	Baa2	86	93,883
6.125%	11/01/17	Baa2	235	275,011
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.350%	03/15/20	Baa2	655	714,841
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.050%	06/01/41	Baa3	250	253,864
6.500%	02/01/42	Baa3	540	578,686
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	06/01/15	Baa2	1,200	1,280,287
5.200%	09/01/20(a)	Baa2	595	680,720
5.700%	02/15/42	Baa2	395	437,005
Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	05/01/19	Ba3	250	261,250
Sr. Unsec’d. Notes, 144A
9.375%	05/01/20(a)	B2	250	259,062
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	Baa2	260	263,624
6.375%	03/01/41	Baa2	270	307,834
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	735	869,243

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
9.625%	06/01/19	Ba3	$90	$96,525
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16	Baa2	1,420	1,489,860
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.150%	06/01/42(a)	Baa2	630	665,739
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.900%	04/15/15	Ba1	1,000	962,500
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18(a)	Baa2	380	453,585
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
7.125%	01/15/19	A3	250	319,934

				10,894,698

Real Estate
Kennedy-Wilson, Inc.,
Gtd. Notes
8.750%	04/01/19	B1	42	43,260
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
6.750%	09/02/19	A2	270	318,566

				361,826

Real Estate Investment Trusts — 0.3%
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	995	1,004,347
Camden Property Trust,
Sr. Unsec’d. Notes
5.700%	05/15/17	Baa1	1,450	1,627,825
CommonWealth REIT,
Sr. Unsec’d. Notes
5.875%	09/15/20	Baa2	120	124,205
6.250%	08/15/16	Baa2	100	105,525
6.650%	01/15/18	Baa2	185	200,313
Duke Realty LP,
Sr. Unsec’d. Notes
6.750%	03/15/20	Baa2	285	333,156
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	Baa1	251	272,629
5.250%	09/15/14	Baa1	170	183,148
5.375%	08/01/16	Baa1	100	112,006
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19	B2	475	486,281
HCP, Inc.,
Sr. Unsec’d. Notes
3.750%	02/01/19	Baa2	812	810,575
5.375%	02/01/21	Baa2	469	518,622
Host Hotels & Resorts LP,
Gtd. Notes
6.750%	06/01/16	Ba1	250	256,875

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Rouse Co. LP (The),
Sr. Unsec’d. Notes
7.200%	09/15/12	BB-(d)	$157	$157,392
Simon Property Group LP,
Sr. Unsec’d. Notes
4.125%	12/01/21	A3	54	57,531
6.125%	05/30/18	A3	455	538,375
6.750%	02/01/40	A3	100	124,463
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.250%	03/01/22(a)	Baa2	1,015	1,022,025

				7,935,293

Retail — 0.4%
CKE Holdings, Inc.,
Sr. Notes, PIK, 144A
10.500%	03/14/16	Caa1	173	189,344
CKE Restaurants, Inc.,
Sec’d. Notes
11.375%	07/15/18	B2	244	278,770
DineEquity, Inc.,
Gtd. Notes
9.500%	10/30/18	B3	65	71,175
J.C. Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.950%	04/01/17	Ba1	500	500,000
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.120%	04/15/22	A3	285	291,620
4.650%	04/15/42	A3	885	939,781
5.125%	11/15/41	A3	49	55,613
5.500%	10/15/35	A3	100	118,404
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
1.875%	05/29/19	A2	1,200	1,197,288
Michaels Stores, Inc.,
Gtd. Notes
7.750%	11/01/18	Caa1	250	263,750
13.000%	11/01/16	Caa1	529	566,697
NBC Acquisition Corp.,
Sr. Disc. Notes(i)
11.000%	03/15/13	NR	875	87
Neebo, Inc.,
Sec’d. Notes, 144A
15.000%	06/30/16	NR	25	23,750
New Albertsons, Inc.,
Unsec’d. Notes
7.450%	08/01/29	Caa1	500	367,500
Real Mex Restaurants, Inc.,
Notes
7.000%	03/21/16	NR	372	372,405
11.000%	03/21/16	NR	232	231,923
Rite Aid Corp.,
Gtd. Notes
9.500%	06/15/17(a)	Caa2	1,200	1,227,000
Sec’d. Notes
7.500%	03/01/17	Caa1	250	255,000

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Ruby Tuesday, Inc.,
Gtd. Notes, 144A
7.625%	05/15/20	B3	$122	$108,885
Staples, Inc.,
Gtd. Notes
9.750%	01/15/14	Baa2	90	100,594
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
5.000%	10/25/40	Aa2	1,380	1,650,185
Wok Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
10.250%	06/30/20	Caa1	25	25,750

				8,835,521

Retail & Merchandising — 0.2%
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	03/15/19(a)	B3	350	353,937
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	05/15/41	Baa2	665	791,625
6.125%	09/15/39	Baa2	190	236,163
CVS Pass-Through Trust,
Pass-Through Certificates
6.943%	01/10/30	Baa2	248	293,271
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	Baa3	249	258,090
J.Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	Caa1	300	309,750
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22(a)	Baa3	61	64,134
5.125%	01/15/42	Baa3	21	22,107
5.900%	12/01/16	Baa3	870	1,002,814
6.700%	07/15/34	Baa3	130	156,223
7.450%	07/15/17	Baa3	80	97,412
7.875%	07/15/15	Baa3	500	585,011
Target Corp.,
Sr. Unsec’d. Notes
4.000%	07/01/42	A2	960	945,624
7.000%	01/15/38(a)	A2	100	140,473

				5,256,634

Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.650%	02/25/15	A2	600	621,185
Sub. Notes, 144A
5.250%	01/15/14	Baa1	838	859,673

				1,480,858

Semiconductors — 0.1%
Freescale Semiconductor Ltd.,
Sr. Sec’d. Notes, 144A
9.250%	04/15/18	B1	745	797,150

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Semiconductors (continued)
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21	A1	$163	$174,250
4.800%	10/01/41	A1	150	171,785
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.600%	06/15/17	A1	440	543,921
Samsung Electronics America, Inc.,
Gtd. Notes, 144A
1.750%	04/10/17(a)	A1	1,390	1,386,400

				3,073,506

Shipbuilding
OSX 3 Leasing BV (Netherlands),
Gtd. Notes, 144A
9.250%	03/20/15	NR	100	99,850

Software — 0.2%
First Data Corp.,
Gtd. Notes
9.875%	09/24/15(a)	Caa1	258	261,185
12.625%	01/15/21	Caa1	304	304,380
Sec’d Notes, 144A
8.250%	01/15/21	Caa1	35	35,000
Sec’d. Notes, PIK, 144A
8.750%	01/15/22	Caa1	680	685,100
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17	Baa1	280	320,448
Microsoft Corp.,
Sr. Unsec’d. Notes
5.300%	02/08/41	Aaa	440	562,910
Oracle Corp.,
Sr. Unsec’d. Notes
6.125%	07/08/39	A1	975	1,275,115
6.500%	04/15/38	A1	200	272,893

				3,717,031

Telecommunications — 1.3%
Alcatel-Lucent USA, Inc.,
Sr. Unsec’d. Notes
6.450%	03/15/29	B2	350	238,000
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20	A2	1,070	1,215,139
AT&T Corp.,
Gtd. Notes
8.000%	11/15/31	A2	9	13,334
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	06/01/17	A2	960	964,918
5.350%	09/01/40	A2	273	313,312
5.600%	05/15/18(a)	A2	200	239,372
6.300%	01/15/38(a)	A2	2,450	3,051,698
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	575	475,812
BellSouth Capital Funding Corp.,
Sr. Unsec’d. Notes
7.120%	07/15/97	A2	190	232,625

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
BellSouth Corp.,
Sr. Unsec’d. Notes
6.550%	06/15/34	A2	$100	$117,440
6.875%	10/15/31	A2	80	97,211
BellSouth Telecommunications, Inc.,
Sr. Unsec’d. Notes
7.000%	10/01/25	A2	680	851,229
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
2.000%	06/22/15	Baa2	1,705	1,728,428
9.625%	12/15/30	Baa2	100	150,393
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22	Baa3	500	497,752
6.450%	06/15/21	Baa3	400	416,230
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20	B1	500	510,000
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40	A1	1,010	1,250,314
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/01/15	B3	370	335,950
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3	100	95,500
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.214%	08/15/15	A2	200	203,401
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.750%	06/15/30(a)	Baa1	300	416,410
Gtd. Notes, 144A
2.250%	03/06/17	Baa1	650	642,276
4.875%	03/06/42	Baa1	625	593,777
France Telecom SA (France),
Sr. Unsec’d. Notes
2.750%	09/14/16(a)	A3	87	88,656
5.375%	01/13/42	A3	315	332,770
8.500%	03/01/31	A3	180	252,617
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.625%	03/15/15	Ba2	300	318,000
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19	B2	500	523,750
Goodman Networks, Inc.,
Sr. Sec’d. Notes, 144A
12.125%	07/01/18	B2	250	257,500
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20	B3	250	263,125
11.250%	06/15/16	Caa2	146	152,935
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	1,072	1,106,610
Gtd. Notes, PIK, 144A
11.500%	02/04/17	Caa3	58	59,885

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Level 3 Financing, Inc.,
Gtd. Notes
8.125%	07/01/19	B3		$500	$513,125
10.000%	02/01/18	B3		750	811,875
MetroPCS Wireless, Inc.,
Gtd. Notes
7.875%	09/01/18(a)	B2		250	259,375
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2		200	171,500
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		250	269,375
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19	B3		278	261,320
8.750%	03/15/32	B3		1,222	1,112,020
Telecom Italia Capital SA (Luxembourg),
Gtd. Notes
4.950%	09/30/14	Baa2		380	377,150
6.999%	06/04/18	Baa2		80	79,600
Telefonica Emisiones SAU (Spain),
Gtd. Notes
5.462%	02/16/21	Baa2		45	39,186
6.221%	07/03/17	Baa2		380	356,741
6.421%	06/20/16	Baa2		150	143,941
UPCB Finance III Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	07/01/20	Ba3		700	710,500
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16(a)	A3		1,695	1,734,553
6.100%	04/15/18	A3		1,535	1,870,086
6.900%	04/15/38	A3		905	1,245,207
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3		275	387,896
Verizon Pennsylvania, Inc.,
Sr. Unsec’d. Notes
8.350%	12/15/30	A-(d)		500	657,060
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	03/20/17	A3		200	200,035
Wind Acquisition Finance SA (Luxembourg),
Gtd. Notes, 144A
11.750%	07/15/17	B3	EUR	742	751,202
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)	Ba3		200	174,000
Wind Acquisition Holdings Finance SA (Luxembourg),
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	Caa1	EUR	250	227,790
Windstream Corp.,
Gtd. Notes
7.750%	10/01/21(a)	Ba3		500	530,000

					30,889,906

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Toys/Games/Hobbies
Mattel, Inc.,
Sr. Unsec’d. Notes
5.450%	11/01/41	Baa1		$315	$344,257

Transportation — 0.3%
ACL I Corp.,
Sr. Unsec’d. Notes
10.625%	02/15/16	Caa1		156	155,847
Boa Deep C A/S (Norway),
Sr. Sec’d. Notes
7.800%(c)	04/27/16	NR	NOK	2,344	398,922
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.400%	06/01/41	A3		115	131,498
5.750%	03/15/18	A3		600	713,359
5.750%	05/01/40	A3		1,200	1,430,796
CEVA Group PLC (United Kingdom),
Gtd. Notes, 144A
8.375%	12/01/17	Ba3		233	226,010
Commercial Barge Line Co.,
Sec’d. Notes
12.500%	07/15/17	B2		89	100,570
CSX Corp.,
Sr. Unsec’d. Notes
4.250%	06/01/21	Baa3		65	70,988
4.750%	05/30/42	Baa3		375	386,644
6.250%	04/01/15	Baa3		90	102,538
7.375%	02/01/19	Baa3		100	127,563
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.625%	11/01/17	B3		23	21,390
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.875%	11/01/17	Ba3		29	29,218
Sr. Sec’d. Notes, 144A
8.875%	11/01/17	Ba3		105	105,296
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Marshall Islands),
Gtd. Notes
9.250%	04/15/19	B3		387	355,072
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	Baa1		385	465,098
6.000%	05/23/2111	Baa1		216	255,975
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	03/01/17	Baa1		111	112,001
3.600%	03/01/16	Baa1		82	86,391
Teekay LNG Partners LP (Marshall Islands),
Sr. Unsec’d. Notes
7.570%(c)	05/03/17	NR	NOK	500	83,212
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.780%	07/15/40	Baa2		240	298,578

					5,656,966

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Water
American Water Capital Corp.,
Sr. Unsec’d. Notes
6.085%	10/15/17	Baa2		$200	$234,147

TOTAL CORPORATE BONDS (cost $408,880,201)					423,115,236

FOREIGN GOVERNMENT BONDS — 1.6%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.000%	08/20/20	Aaa	AUD	2,000	3,945,366
Bundesobligation (Germany),
Unsec’d. Notes
0.750%	02/24/17	Aaa	EUR	4,200	5,353,645
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, 144A
2.375%	03/31/16	Aaa		5,300	5,395,024
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes, 144A
1.250%	10/19/15	Aaa		4,500	4,579,803
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	Baa1		302	325,405
Netherlands Government Bond (Netherlands), Bonds
3.750%	07/15/14	Aaa	EUR	3,800	5,143,609
Province of Ontario (Canada),
Sr. Unsec’d. Notes
0.950%	05/26/15	Aa2		300	301,334
2.700%	06/16/15	Aa2		350	368,459
Province of Quebec (Canada),
Notes, MTN
6.350%	01/30/26	Aa2		120	161,973
United Kingdom Gilt Inflation Linked (United Kingdom),
Unsec’d. Notes
2.500%	08/16/13	Aaa	GBP	2,650	11,660,232

TOTAL FOREIGN GOVERNMENT BONDS (cost $36,684,261)					37,234,850

MUNICIPAL BONDS
New York
New York State Dormitory Authority,
Revenue Bonds
5.600%	03/15/40	AAA(d)		150	188,499
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%	11/01/40	Aa2		220	267,025

					455,524

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.499%	02/15/50	A3		150	204,369

TOTAL MUNICIPAL BONDS (cost $516,148)					659,893

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 9.2%
ABN AMRO Mortgage Corp.,
Series 2003-9, Class A1
4.500%	08/25/18	AAA(d)		181	184,904

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets LLC,
Series 2006-2, Class 2A1
0.436%(c)	09/25/46	Caa2	$649	$334,323
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.000%	07/25/18	Baa2	605	628,450
Series 2003-7, Class 2A4
5.000%	09/25/18	Ba1	527	540,190
Series 2003-11, Class 2A1
6.000%	01/25/34	A2	393	410,920
Series 2004-1, Class 1A1
6.000%	02/25/34	Ba1	320	327,954
Series 2004-6, Class 4A1
5.000%	07/25/19	Ba3	470	481,275
Series 2004-7, Class 3A1
6.000%	08/25/34	A(d)	454	455,549
Banc of America Funding Corp.,
Series 2005-7, Class 30PO, PO
5.910%(s)	11/25/35	B3	142	109,386
Series 2006-1, Class 2A1
5.500%	01/25/36	Ba2	71	67,995
Series 2006-3, Class 4A19
5.750%	03/25/36	B2	101	100,503
Banc of America Mortgage Securities, Inc.,
Series 2003-3, Class 1A7
5.500%	05/25/33	AAA(d)	988	1,015,073
Series 2004-5, Class 3A3
5.000%	06/25/19	AA+(d)	549	569,393
Series 2004-C, Class 2A1
2.890%(c)	04/25/34	AAA(d)	573	563,863
Series 2004-D, Class 2A1
2.881%(c)	05/25/34	BBB+(d)	14	12,968
Series 2004-D, Class 2A2
2.881%(c)	05/25/34	BBB+(d)	113	103,747
Series 2005-10, Class 1A13
5.500%	11/25/35	B2	60	59,662
Series 2005-E, Class 2A6
2.839%(c)	06/25/35	B2	342	333,058
Series 2007-3, Class 1A1
6.000%	09/25/37	CCC(d)	479	424,033
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
5.000%(c)	07/25/33	Baa1	328	328,378
Chase Mortgage Finance Corp.,
Series 2003-S10, Class A1
4.750%	11/25/18	A2	319	329,420
Series 2003-S12, Class 1A1
4.750%	12/25/18	AAA(d)	224	231,222
Series 2003-S13, Class A2
5.000%	11/25/33	AAA(d)	409	431,710
Citicorp Mortgage Securities, Inc.,
Series 2004-4, Class A4
5.500%	06/25/34	AAA(d)	817	856,772
Series 2006-5, Class 1A3
6.000%	10/25/36	Caa2	239	231,240
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	AAA(d)	438	464,797

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-2, Class 2A11
5.500%	05/25/35	Baa2	$401	$391,853
Series 2006-4, Class 1A1
5.500%	12/25/20	B3	141	128,481
Series 2008-AR4, Class 1A1A, 144A
4.724%(c)	11/25/38	NR	597	592,946
Series 2010-8, Class 5A6, 144A
4.000%	11/25/36	NR	459	471,132
Series 2010-8, Class 6A6, 144A
4.500%	12/25/36	NR	350	360,953
Citimortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.500%	04/25/36	Caa2	701	568,461
Countrywide Alternative Loan Trust,
Series 2003-13T1, Class A10
4.000%	08/25/33	AAA(d)	510	513,729
Series 2003-21T1, Class A2
5.250%	12/25/33	AAA(d)	80	80,517
Series 2005-J6, Class 2A1
5.500%	07/25/25	Caa1	88	83,454
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J13, Class 1A7
5.250%	01/25/34	AAA(d)	742	766,989
Series 2004-4, Class A13
5.250%	05/25/34	Baa3	895	917,659
Series 2004-5, Class 2A9
5.250%	05/25/34	Ba1	958	983,698
Series 2005-10, Class A1
5.500%	05/25/35	B2	66	65,872
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.600%(c)	10/25/33	Baa1	306	283,644
Series 2004-AR3, Class 6M1
1.394%(c)	04/25/34	Aa2	234	215,088
Series 2004-AR5, Class 7A2
2.574%(c)	06/25/34	B1	325	315,570
Series 2005-5, Class 1A1
5.000%	07/25/20	Caa1	453	462,022
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1, Class 2A1
5.799%(c)	02/25/20	B2	66	68,232
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	Aaa	1,197	1,392,361
Series 2002-T1, Class A2
7.000%	11/25/31	Aaa	834	996,490
Series 2002-T4, Class A2
7.000%	12/25/41	Aaa	930	1,050,828
Series 2004-T1, Class 1A1
6.000%	01/25/44	Aaa	876	987,292
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.463%(s)	12/01/24	Aaa	600	567,143
Series 369, Class 12, IO
5.500%(c)	05/01/36	Aaa	2,752	365,416
Series 383, Class 60, IO
6.500%	10/01/37	Aaa	775	140,652

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	Aaa	$660	$734,248
Series 1993-136, Class ZB
6.792%(c)	07/25/23	Aaa	441	498,447
Series 1993-141, Class Z
7.000%	08/25/23	Aaa	439	500,125
Series 1993-147, Class Z
7.000%	08/25/23	Aaa	389	445,543
Series 1994-29, Class Z
6.500%	02/25/24	Aaa	696	809,688
Series 1996-4, Class SA, IO
8.187%(c)	02/25/24	Aaa	176	37,011
Series 1997-33, Class PA
8.500%	06/18/27	Aaa	775	896,842
Series 1997-57, Class PN
5.000%	09/18/27	Aaa	453	497,511
Series 2001-16, Class Z
6.000%	05/25/31	Aaa	795	887,992
Series 2001-81, Class HE
6.500%	01/25/32	Aaa	1,101	1,243,366
Series 2002-14, Class A1
7.000%	01/25/42	Aaa	1,535	1,783,066
Series 2002-26, Class A2
7.500%	01/25/48	Aaa	740	867,839
Series 2002-82, Class PE
6.000%	12/25/32	Aaa	940	1,071,671
Series 2002-86, Class PG
6.000%	12/25/32	Aaa	1,550	1,840,539
Series 2002-90, Class A2
6.500%	11/25/42	Aaa	372	432,241
Series 2003-18, Class A1
6.500%	12/25/42	Aaa	594	712,489
Series 2003-21, Class OU
5.500%	03/25/33	Aaa	481	530,602
Series 2003-24, Class MZ
5.500%	04/25/33	Aaa	1,296	1,460,561
Series 2003-48, Class GH
5.500%	06/25/33	Aaa	2,960	3,417,748
Series 2003-64, Class KF
0.770%(c)	07/25/18	Aaa	554	557,648
Series 2003-81, Class FC
0.694%(c)	08/25/17	Aaa	280	280,680
Series 2003-86, Class OE
5.000%	03/25/32	Aaa	227	232,537
Series 2003-122, Class KA
4.500%	12/25/18	Aaa	282	290,929
Series 2004-36, Class SA
19.000%(c)	05/25/34	Aaa	231	339,580
Series 2004-45, Class ZL
6.000%	10/25/32	Aaa	1,433	1,602,108
Series 2004-52, Class SX, IO
6.756%(c)	09/25/32	Aaa	37	3,162
Series 2004-60, Class PA
5.500%	04/25/34	Aaa	437	471,747
Series 2004-61, Class NS, IO
7.406%(c)	08/25/34	Aaa	59	13,119
Series 2004-68, Class LC

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	09/25/29	Aaa	$1,170	$1,267,306
Series 2004-72, Class S, IO
6.206%(c)	09/25/34	Aaa	152	39,358
Series 2004-92, Class SQ, IO
6.356%(c)	05/25/34	Aaa	121	16,849
Series 2004-101, Class HD
5.000%	01/25/20	Aaa	800	882,295
Series 2005-13, Class AS, IO
5.806%(c)	03/25/35	Aaa	74	12,984
Series 2005-14, Class ME
5.000%	10/25/33	Aaa	275	288,424
Series 2005-22, Class DA
5.500%	12/25/34	Aaa	388	429,562
Series 2005-23, Class SG, IO
6.406%(c)	04/25/35	Aaa	171	29,617
Series 2005-30, Class UG
5.000%	04/25/35	Aaa	625	716,962
Series 2005-57, Class DI, IO
6.406%(c)	03/25/35	Aaa	174	19,742
Series 2005-57, Class NK
21.019%(c)	07/25/35	Aaa	113	167,783
Series 2005-74, Class SE, IO
5.806%(c)	09/25/35	Aaa	550	100,644
Series 2005-79, Class NS, IO
5.796%(c)	09/25/35	Aaa	264	37,984
Series 2005-82, Class SY, IO
6.436%(c)	09/25/35	Aaa	256	49,016
Series 2005-84, Class XM
5.750%	10/25/35	Aaa	402	451,364
Series 2005-87, Class QZ
5.000%	10/25/35	Aaa	676	765,294
Series 2005-90, Class SP, IO
6.456%(c)	09/25/35	Aaa	150	20,773
Series 2005-97, Class PO, PO
4.716%(s)	11/25/35	Aaa	1,143	1,053,617
Series 2005-102, Class PG
5.000%	11/25/35	Aaa	1,500	1,713,621
Series 2005-110, Class GL
5.500%	12/25/35	Aaa	562	680,751
Series 2006-2, Class LY
8.000%(c)	12/25/35	Aaa	100	102,872
Series 2006-3, Class SB, IO
6.406%(c)	07/25/35	Aaa	197	27,607
Series 2006-9, Class KZ
6.000%	03/25/36	Aaa	1,315	1,521,713
Series 2006-20, Class IB, IO
6.296%(c)	04/25/36	Aaa	1,715	254,513
Series 2006-23, Class NS
9.000%(c)	04/25/36	Aaa	112	118,582
Series 2006-43, Class SD, IO
6.306%(c)	06/25/36	Aaa	985	136,007
Series 2006-45, Class NW
5.500%	01/25/35	Aaa	700	758,975
Series 2006-48, Class ND
6.250%	03/25/36	Aaa	608	659,635
Series 2006-56, Class SA, IO
5.196%(c)	11/25/35	Aaa	238	30,842
Series 2006-58, Class SI, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.246%(c)	07/25/36	Aaa	$739	$129,430
Series 2006-60, Class CO, PO
4.110%(s)	06/25/35	Aaa	728	704,353
Series 2006-65, Class TE
5.500%	05/25/35	Aaa	740	809,496
Series 2006-70, Class JI, IO
6.306%(c)	06/25/36	Aaa	251	37,253
Series 2006-72, Class XI, IO
6.206%(c)	08/25/36	Aaa	62	10,509
Series 2006-77, Class PC
6.500%	08/25/36	Aaa	896	1,024,749
Series 2006-106, Class CS, IO
6.296%(c)	11/25/36	Aaa	76	11,286
Series 2006-108, Class S, IO
6.906%(c)	11/25/36	Aaa	92	19,880
Series 2006-109, Class SG, IO
6.336%(c)	11/25/36	Aaa	112	17,517
Series 2006-124, Class SI, IO
6.030%(c)	01/25/37	Aaa	309	45,775
Series 2007-23, Class BC
6.000%	02/25/36	Aaa	195	203,711
Series 2007-33, Class SD, IO
5.816%(c)	04/25/37	Aaa	536	81,772
Series 2007-36, Class SB, IO
6.306%(c)	04/25/37	Aaa	657	130,244
Series 2007-46, Class PA
6.000%	04/25/37	Aaa	1,023	1,139,199
Series 2007-58, Class SV, IO
6.456%(c)	06/25/37	Aaa	2,569	366,573
Series 2007-77, Class TC
5.500%	09/25/34	Aaa	630	653,555
Series 2007-88, Class MI, IO
6.226%(c)	09/25/37	Aaa	81	13,691
Series 2007-88, Class XI, IO
6.295%(c)	06/25/37	Aaa	31	5,273
Series 2007-100, Class ND
5.750%	10/25/35	Aaa	698	739,940
Series 2007-102, Class SA, IO
6.106%(c)	11/25/37	Aaa	4,302	680,157
Series 2008-2, Class SA, IO
6.025%(c)	02/25/38	Aaa	474	71,682
Series 2008-28, Class SQ, IO
5.835%(c)	04/25/38	Aaa	334	43,549
Series 2008-41, Class S, IO
6.506%(c)	11/25/36	Aaa	92	13,639
Series 2008-68, Class VK
5.500%	03/25/27	Aaa	935	1,023,343
Series 2008-91, Class SI, IO
5.706%(c)	03/25/38	Aaa	5,340	667,238
Series 2008-92, Class SA, IO
6.156%(c)	12/25/38	Aaa	879	133,618
Series 2008-95, Class AI, IO
5.000%	12/25/23	Aaa	869	71,148
Series 2009-15, Class SA, IO
5.906%(c)	03/25/24	Aaa	1,251	140,979
Series 2009-62, Class WA
5.554%(c)	08/25/39	Aaa	1,906	2,007,830
Series 2009-87, Class SG, IO

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.956%(c)	11/25/39	Aaa	$1,053	$182,463
Series 2009-110, Class SD, IO
5.956%(c)	01/25/40	Aaa	804	150,258
Series 2009-112, Class ST, IO
5.956%(c)	01/25/40	Aaa	4,979	641,491
Series 2009-112, Class SW, IO
5.956%(c)	01/25/40	Aaa	3,273	421,738
Series 2010-10, Class NT
5.000%	02/25/40	Aaa	1,290	1,514,154
Series 2010-19, Class MV
5.000%	02/25/21	Aaa	1,116	1,251,328
Series 2010-35, Class SB, IO
6.126%(c)	04/25/40	Aaa	2,024	293,630
Series 2010-43, Class CI, IO
4.500%	02/25/25	Aaa	1,472	104,708
Series 2010-49, Class SC
12.073%(c)	03/25/40	Aaa	480	568,035
Series 2010-64, Class DM
5.000%	06/25/40	Aaa	826	891,449
Series 2010-99, Class SD, IO
5.806%(c)	03/25/39	Aaa	592	57,526
Series 2010-102, Class S, IO
6.256%(c)	09/25/40	Aaa	217	36,136
Series 2010-107, Class PS, IO
6.336%(c)	06/25/40	Aaa	979	158,554
Series 2010-107, Class SP, IO
6.356%(c)	06/25/40	Aaa	364	59,137
Series 2010-131, Class SA, IO
6.306%(c)	11/25/40	Aaa	819	135,689
Series 2010-139, Class SA, IO
5.736%(c)	12/25/40	Aaa	1,215	167,716
Series 2010-158, Class KS, IO
5.755%(c)	04/25/40	Aaa	256	41,824
Series 2011-22, Class MA
6.500%	04/25/38	Aaa	838	957,868
Series 2011-39, Class ZA
6.000%	11/25/32	Aaa	1,439	1,608,241
Series 2011-52, Class GB
5.000%	06/25/41	Aaa	920	1,051,933
Series 2011-52, Class KB
5.500%	06/25/41	Aaa	1,535	1,825,978
Series 2011-86, Class KS, IO
5.656%(c)	09/25/41	Aaa	974	132,561
Series 2011-93, Class ES, IO
6.206%(c)	09/25/41	Aaa	253	40,200
Series 2011-118, Class CS, IO
6.206%(c)	10/25/39	Aaa	494	84,368
Series 2011-145, Class PS, IO
6.365%(c)	04/25/30	Aaa	1,099	228,682
Series 2011-146, Class AI, IO
3.500%	10/25/29	Aaa	364	45,331
Series 2012-17, Class JS, IO
6.405%(c)	11/25/30	Aaa	875	152,762
Series 2012-24, Class S, IO
5.255%(c)	05/25/30	Aaa	344	47,006
Series 2012-36, Class SN, IO
6.205%(c)	04/25/42	Aaa	725	205,459
Series 2012-42, Class PS, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.335%(c)	08/25/41	Aaa	$344	$72,704
Series 2012-47, Class SD, IO
6.205%(c)	05/25/42	Aaa	652	159,862
Series G93-17, Class S, IO
8.869%(c)	04/25/23	Aaa	570	137,233
Fannie Mae Whole Loan,
Series 1999-W4, Class A9
6.250%	02/25/29	Aaa	805	917,248
Series 2001-W3, Class A
7.000%(c)	09/25/41	Aaa	813	939,503
Series 2002-W6, Class 2A1
6.655%(c)	06/25/42	Aaa	421	480,396
Series 2003-W2, Class 2A9
5.900%	07/25/42	Aaa	276	318,680
Series 2003-W3, Class 2A5
5.356%	06/25/42	Aaa	694	783,310
Series 2003-W6, Class 1A41
5.400%	10/25/42	Aaa	631	694,925
Series 2003-W6, Class 3A
6.500%	09/25/42	Aaa	554	637,042
Series 2003-W12, Class 2A7
4.680%	06/25/43	Aaa	634	684,987
Series 2004-W2, Class 2A2
7.000%	02/25/44	Aaa	674	778,144
Series 2004-W2, Class 5A
7.500%	03/25/44	Aaa	771	902,786
Series 2004-W6, Class 3A4
6.500%	07/25/34	Aaa	1,115	1,224,110
Series 2004-W8, Class 2A
6.500%	06/25/44	Aaa	739	858,870
Series 2004-W11, Class 1A1
6.000%	05/25/44	Aaa	629	747,143
Series 2005-W1, Class 1A2
6.500%	10/25/44	Aaa	553	652,187
Series 2005-W4, Class 1A1
6.000%	08/25/35	Aaa	526	585,938
Series 2007-W7, Class 2A2, IO
6.236%(c)	07/25/37	Aaa	148	31,646
Series 2007-W10, Class 2A
6.206%(c)	08/25/47	Aaa	806	911,255
Fannie Mae-Aces,
Series 2011-M2, Class A2
3.645%	07/25/21	Aaa	1,239	1,355,585
Series 2011-M4, Class A2
3.726%	06/25/21	Aaa	1,430	1,568,015
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.000%	09/25/43	Aaa	1,040	1,234,041
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	Aaa	743	834,533
First Horizon Asset Securities, Inc.,
Series 2003-7, Class 2A1
4.500%	09/25/18	A1	133	136,962
Series 2003-AR3, Class 3A1
2.588%(c)	09/25/33	AAA(d)	1,002	1,004,368
Series 2005-6, Class 1A1
5.500%	11/25/35	CCC(d)	64	64,946

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fontainebleau Miami Beach Trust,
Series 2012-FBLU, Class A, 144A
2.887%	05/05/27	NR	$879	$894,220
Freddie Mac REMICS,
Series 1049, Class S
38.000%(c)	02/15/21	Aaa	20	35,296
Series 1621, Class J
6.400%	11/15/23	Aaa	234	263,274
Series 1630, Class PK
6.000%	11/15/23	Aaa	690	771,560
Series 1675, Class KZ
6.500%	02/15/24	Aaa	622	699,790
Series 1680, Class PK
6.500%	02/15/24	Aaa	704	785,208
Series 1695, Class EB
7.000%	03/15/24	Aaa	780	896,729
Series 1980, Class Z
7.000%	07/15/27	Aaa	813	942,068
Series 2353, Class KZ
6.500%	09/15/31	Aaa	1,091	1,253,265
Series 2378, Class PE
5.500%	11/15/16	Aaa	416	444,708
Series 2515, Class GP
5.500%	03/15/32	Aaa	304	310,305
Series 2535, Class AW
5.500%	12/15/32	Aaa	684	756,122
Series 2557, Class HL
5.300%	01/15/33	Aaa	2,483	2,741,347
Series 2561, Class UE
5.500%	06/15/22	Aaa	187	191,790
Series 2595, Class DC
5.000%	04/15/23	Aaa	1,295	1,472,516
Series 2595, Class GC
5.500%	04/15/23	Aaa	827	916,146
Series 2600, Class MD
5.500%	06/15/32	Aaa	387	403,038
Series 2611, Class TM
10.000%(c)	05/15/33	Aaa	188	219,985
Series 2626, Class JC
5.000%	06/15/23	Aaa	1,606	1,854,494
Series 2628, Class AB
4.500%	06/15/18	Aaa	425	450,181
Series 2630, Class FL
0.778%(c)	06/15/18	Aaa	445	448,116
Series 2643, Class SA
43.929%(c)	03/15/32	Aaa	107	210,578
Series 2649, Class VB
5.500%	10/15/22	Aaa	785	826,874
Series 2661, Class FG
0.738%(c)	03/15/17	Aaa	213	213,778
Series 2663, Class JA
5.000%	08/15/18	Aaa	66	66,430
Series 2677, Class ME
5.000%	03/15/32	Aaa	142	144,954
Series 2684, Class PO, PO
4.639%(s)	01/15/33	Aaa	833	809,681
Series 2691, Class VU
5.500%	08/15/23	Aaa	1,000	1,097,428

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2694, Class QH
4.500%	03/15/32	Aaa	$216	$225,027
Series 2707, Class KJ
5.000%	11/15/18	Aaa	284	301,614
Series 2764, Class UG
5.000%	03/15/34	Aaa	1,360	1,577,061
Series 2793, Class PD
5.000%	12/15/32	Aaa	900	959,588
Series 2832, Class PE
5.500%	01/15/33	Aaa	598	621,188
Series 2862, Class GB
5.000%	09/15/24	Aaa	940	1,036,487
Series 2864, Class NB
5.500%	07/15/33	Aaa	1,235	1,387,625
Series 2885, Class LZ
6.000%	11/15/34	Aaa	976	1,235,162
Series 2893, Class PE
5.000%	11/15/34	Aaa	915	1,040,714
Series 2901, Class VU
5.000%	06/15/18	Aaa	1,070	1,174,347
Series 2906, Class SW, IO
6.422%(c)	11/15/34	Aaa	150	10,927
Series 2922, Class SU
14.000%(c)	02/15/35	Aaa	198	237,364
Series 2980, Class QA
6.000%	05/15/35	Aaa	1,344	1,510,127
Series 2990, Class SR, IO
6.372%(c)	03/15/35	Aaa	2,793	474,873
Series 3005, Class ED
5.000%	07/15/25	Aaa	1,160	1,303,216
Series 3017, Class OC, PO
2.360%(s)	08/15/25	Aaa	690	657,832
Series 3045, Class DI, IO
6.452%(c)	10/15/35	Aaa	869	156,035
Series 3080, Class VB
5.000%	06/15/25	Aaa	1,000	1,094,893
Series 3126, Class AO, PO
3.921%(s)	03/15/36	Aaa	882	844,237
Series 3153, Class JI, IO
6.342%(c)	05/15/36	Aaa	263	52,914
Series 3155, Class PS, IO
6.872%(c)	05/15/36	Aaa	354	57,070
Series 3171, Class OJ, PO
1.900%(s)	06/15/36	Aaa	29	26,731
Series 3171, Class ST, IO
6.207%(c)	06/15/36	Aaa	394	57,816
Series 3201, Class IN, IO
5.972%(c)	08/15/36	Aaa	4,088	591,833
Series 3218, Class HS, IO
6.922%(c)	09/15/26	Aaa	1,732	286,942
Series 3219, Class OD
6.000%	06/15/33	Aaa	690	716,596
Series 3237, Class BO, PO
2.113%(s)	11/15/36	Aaa	1,047	967,531
Series 3240, Class S, IO
6.342%(c)	11/15/36	Aaa	331	50,892
Series 3244, Class SB, IO
6.382%(c)	11/15/36	Aaa	97	14,722

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3279, Class SD, IO
6.152%(c)	02/15/37	Aaa	$33	$4,583
Series 3303, Class SD, IO
5.812%(c)	04/15/37	Aaa	293	39,922
Series 3306, Class TB
3.028%(c)	04/15/37	Aaa	157	157,491
Series 3306, Class TC
2.488%(c)	04/15/37	Aaa	138	137,214
Series 3383, Class KB
5.500%	11/15/27	Aaa	1,140	1,389,741
Series 3385, Class SN, IO
5.722%(c)	11/15/37	Aaa	1,063	128,249
Series 3405, Class PE
5.000%	01/15/38	Aaa	975	1,116,588
Series 3456, Class JA
5.000%	04/15/26	Aaa	12	12,214
Series 3564, Class JA
4.000%	01/15/18	Aaa	431	452,554
Series 3593, Class SL, IO
6.122%(c)	11/15/24	Aaa	1,771	239,549
Series 3605, Class NC
5.500%	06/15/37	Aaa	955	1,162,009
Series 3609, Class SA, IO
6.062%(c)	12/15/39	Aaa	2,407	572,671
Series 3648, Class CY
4.500%	03/15/30	Aaa	1,400	1,578,781
Series 3656, Class LV
5.000%	05/15/21	Aaa	1,496	1,646,051
Series 3662, Class PJ
5.000%	04/15/40	Aaa	1,390	1,599,806
Series 3673, Class SA, IO
6.142%(c)	05/15/40	Aaa	118	17,437
Series 3688, Class GT
7.158%(c)	11/15/46	Aaa	603	662,665
Series 3692, Class PS, IO
6.322%(c)	05/15/38	Aaa	173	20,557
Series 3737, Class LI, IO
4.500%	05/15/24	Aaa	517	43,545
Series 3740, Class SB, IO
5.722%(c)	10/15/40	Aaa	1,188	233,437
Series 3747, Class HI, IO
4.500%	07/15/37	Aaa	1,281	146,568
Series 3751, Class MI, IO
4.000%	02/15/34	Aaa	575	25,395
Series 3754, Class NS, IO
6.372%(c)	11/15/34	Aaa	948	99,378
Series 3762, Class CS, IO
6.422%(c)	04/15/35	Aaa	85	10,862
Series 3762, Class JS, IO
6.422%(c)	04/15/35	Aaa	247	26,825
Series 3784, Class S, IO
6.322%(c)	07/15/23	Aaa	3,013	382,751
Series 3803, Class DS, IO
6.322%(c)	11/15/35	Aaa	616	69,578
Series 3819, Class SH, IO
6.228%(c)	06/15/40	Aaa	369	65,168
Series 3852, Class QN
5.500%(c)	05/15/41	Aaa	615	645,570

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3852, Class TP
5.500%(c)	05/15/41	Aaa	$919	$1,061,127
Series 3855, Class HI, IO
4.000%	02/15/26	Aaa	3,931	279,302
Series 3859, Class JB
5.000%	05/15/41	Aaa	1,350	1,550,345
Series 3973, Class SG, IO
6.408%(c)	04/15/30	Aaa	539	85,854
Series 3976, Class AI, IO
3.500%	08/15/29	Aaa	147	16,758
Series 3984, Class NS, IO
6.358%(c)	01/15/40	Aaa	326	60,954
Series 4001, Class SD, IO
6.958%(c)	02/15/36	Aaa	191	50,228
Series 4002, Class DI, IO
3.500%	03/15/30	Aaa	326	33,438
Series 4010, Class JS, IO
6.358%(c)	03/15/32	Aaa	158	31,335
Series 4030, Class IL, IO
3.500%	04/15/27	Aaa	8,633	1,027,817
Series 4047, Class SC, IO
6.458%(c)	04/15/31	Aaa	568	103,786
Series 4070, Class S, IO
5.858%(c)	06/15/32	Aaa	1,000	206,662
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	A+(d)	524	542,360
Government National Mortgage Assoc.,
Series 1998-12, Class Z
6.500%	05/20/28	Aaa	477	540,059
Series 2002-41, Class HS, IO
6.717%(c)	06/16/32	Aaa	1,301	274,093
Series 2002-84, Class PH
6.000%	11/16/32	Aaa	1,665	1,969,172
Series 2003-25, Class PZ
5.500%	04/20/33	Aaa	992	1,161,041
Series 2003-28, Class TG
5.500%	05/20/32	Aaa	161	166,494
Series 2003-58, Class PC
5.000%	07/20/33	Aaa	1,666	1,975,901
Series 2003-86, Class ZC
4.500%	10/20/33	Aaa	886	971,287
Series 2004-28, Class ST, IO
1.080%(c)	04/20/34	Aaa	15,916	318,565
Series 2004-30, Class UC
5.500%	02/20/34	Aaa	1,410	1,579,722
Series 2004-86, Class SP, IO
5.815%(c)	09/20/34	Aaa	2,590	403,533
Series 2004-88, Class ES, IO
5.815%(c)	06/17/34	Aaa	2,609	389,195
Series 2005-7, Class NL, IO
6.467%(c)	03/17/33	Aaa	32	4,971
Series 2005-30, Class WD
6.000%	07/20/33	Aaa	800	904,357
Series 2006-23, Class S, IO
6.215%(c)	01/20/36	Aaa	2,739	339,071
Series 2006-26, Class S, IO
6.215%(c)	06/20/36	Aaa	2,062	325,303

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-38, Class SG, IO
6.365%(c)	09/20/33	Aaa	$3,495	$272,047
Series 2007-16, Class KU, IO
6.365%(c)	04/20/37	Aaa	2,462	369,880
Series 2007-24, Class SA, IO
6.225%(c)	05/20/37	Aaa	4,904	800,387
Series 2007-35, Class TE
6.000%	06/20/37	Aaa	1,660	2,019,238
Series 2007-53, Class GB
5.500%	10/20/33	Aaa	250	263,681
Series 2007-58, Class SD, IO
6.205%(c)	10/20/37	Aaa	2,907	501,441
Series 2007-59, Class SP, IO
6.385%(c)	04/20/37	Aaa	2,517	327,781
Series 2008-36, Class AY
5.000%	04/16/23	Aaa	530	620,952
Series 2008-47, Class ML
5.250%	06/16/38	Aaa	760	890,214
Series 2008-54, Class NI, IO
5.967%(c)	06/16/38	Aaa	193	30,445
Series 2008-62, Class SA, IO
5.865%(c)	07/20/38	Aaa	1,275	186,441
Series 2008-73, Class SK, IO
6.455%(c)	08/20/38	Aaa	2,785	468,335
Series 2008-79, Class SA, IO
7.265%(c)	09/20/38	Aaa	1,631	254,945
Series 2009-6, Class CI, IO
6.500%	11/16/38	Aaa	812	112,980
Series 2009-16, Class SJ, IO
6.515%(c)	05/20/37	Aaa	2,995	486,834
Series 2009-36, Class IE, IO
1.000%(c)	09/20/38	Aaa	8,136	211,094
Series 2009-41, Class GS, IO
5.767%(c)	06/16/39	Aaa	163	20,726
Series 2009-65, Class LB
6.000%	07/16/39	Aaa	769	852,406
Series 2009-77, Class CS, IO
6.717%(c)	06/16/38	Aaa	4,208	604,085
Series 2009-81, Class A
5.750%	09/20/36	Aaa	777	869,289
Series 2009-83, Class TS, IO
5.815%(c)	08/20/39	Aaa	1,652	213,465
Series 2009-106, Class ST, IO
5.715%(c)	02/20/38	Aaa	2,514	377,718
Series 2009-106, Class XL, IO
6.465%(c)	06/20/37	Aaa	2,620	393,153
Series 2009-118, Class XU
5.000%	12/20/20	Aaa	855	993,452
Series 2009-127, Class IA, IO
0.450%(c)	09/20/38	Aaa	13,427	163,845
Series 2010-4, Class SB, IO
6.217%(c)	08/16/39	Aaa	3,840	523,267
Series 2010-14, Class AO, PO
1.791%(s)	12/20/32	Aaa	299	290,341
Series 2010-14, Class DO, PO
2.451%(s)	03/20/36	Aaa	481	470,280
Series 2010-14, Class EO, PO
2.817%(s)	06/16/33	Aaa	97	96,167

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-14, Class QP
6.000%	12/20/39	Aaa		$525	$572,282
Series 2010-31, Class SK, IO
5.815%(c)	11/20/34	Aaa		1,264	200,338
Series 2010-85, Class ID, IO
6.000%	09/20/39	Aaa		2,376	353,044
Series 2010-157, Class OP, PO
2.854%(s)	12/20/40	Aaa		1,319	1,178,967
Greenpoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.604%(c)	10/25/45	Caa3		570	295,930
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.250%	06/25/33	AAA	(d)	566	564,260
Series 2004-11, Class 1A1
2.775%(c)	09/25/34	Ba3		254	202,331
Series 2004-6F, Class 2A4
5.500%	05/25/34	AAA	(d)	768	807,258
Series 2006-3F, Class 2A7
5.750%	03/25/36	CC	(d)	318	293,258
JPMorgan Alternative Loan Trust,
Series 2006-A4, Class A1
5.950%(c)	09/25/36	Caa1		32	32,088
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class AM
4.999%(c)	10/15/42	Aa2		645	690,344
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	Ba2		685	715,238
Series 2005-S2, Class 1A1
4.500%	08/25/20	CCC	(d)	106	106,324
Series 2005-S2, Class 4A3
5.500%	09/25/20	CC	(d)	254	257,447
Series 2006-A2, Class 5A1
2.647%(c)	11/25/33	A2		192	192,841
Series 2006-A2, Class 5A3
2.647%(c)	11/25/33	Ba3		730	727,937
Series 2007-A1, Class 5A5
2.813%(c)	07/25/35	Baa2		348	339,223
JPMorgan REREMIC,
Series 2010-4, Class 7A1, 144A
4.274%(c)	08/26/35	AAA	(d)	403	393,593
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	CC	(d)	96	88,071
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
2.650%(c)	08/25/34	Baa3		491	464,112
Series 2004-13, Class 3A7
2.718%(c)	11/21/34	A2		560	552,998
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.000%	11/25/18	AAA	(d)	332	341,274
Series 2003-9, Class 5A1
4.500%	12/25/18	AAA	(d)	676	698,510
Series 2004-1, Class 4A1
5.500%	02/25/34	AAA	(d)	249	259,753
Series 2004-3, Class 2A1

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.250%	04/25/34	A2		$651	$665,406
Series 2005-5, Class 3A1
5.750%	08/25/35	Caa1		164	142,528
MASTR Asset Securitization Trust,
Series 2004-6, Class 3A1
5.250%	07/25/19	AAA	(d)	516	531,225
Series 2004-6, Class 4A1
5.000%	07/25/19	AAA	(d)	549	569,325
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	Baa3		556	587,305
MLCC Mortgage Investors, Inc.,
Series 2004-HB1, Class A3
2.043%(c)	04/25/29	Ba2		321	277,580
Morgan Stanley Dean Witter Capital I,
Series 2003-HYB1, Class A3
1.766%(c)	03/25/33	Ba3		710	623,100
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
2.565%(c)	09/25/34	Ba1		487	428,639
PHH Mortgage Capital LLC,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38	A1		726	765,545
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19	A1		271	282,542
Series 2004-CL1, Class 1A1
6.000%	02/25/34	AAA	(d)	673	710,262
RAAC Series,
Series 2005-SP1, Class 2A1
5.250%	09/25/34	Baa3		884	911,765
Residential Accredit Loans, Inc.,
Series 2003-QS16, Class A1
5.000%	08/25/18	Ba3		220	224,461
Series 2003-QS20, Class A1
5.000%	11/25/18	Ba1		129	133,308
Series 2004-QS3, Class CB
5.000%	03/25/19	Baa3		511	523,785
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.552%(c)	12/25/34	Ba1		400	369,299
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.750%	03/25/33	AAA	(d)	479	506,797
Series 2004-S9, Class 1A6
5.500%	12/25/34	A+	(d)	5	5,068
Series 2006-S9, Class A1
6.250%	09/25/36	Caa2		223	187,170
Series 2006-S12, Class 2A2
6.000%	12/25/36	B2		272	254,353
Sequoia Mortgage Trust,
Series 2004-8, Class A2
0.833%(c)	09/20/34	Ba1		608	553,677
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
4.957%(c)	06/25/34	Ba1		350	347,200
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.566%(c)	06/25/33	Baa1		202	199,332

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-26A, Class 3A5
2.469%(c)	09/25/33	Ba2	$961	$877,556
Series 2003-29, Class 1A1
4.750%	09/25/18	BBB(d)	441	452,774
Series 2004-7, Class 2A1
5.439%(c)	05/25/24	Ba2	454	472,726
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
1.034%(c)	09/25/44	Baa3	1,070	970,171
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA, IO, 144A
2.562%(c)	05/10/45	Aaa	5,055	764,589
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	NR	462	546,003
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR4, Class A7
2.498%(c)	05/25/33	A1	442	444,068
Series 2003-S1, Class A5
5.500%	04/25/33	AAA(d)	711	749,080
Series 2004-S3, Class 3A2
6.000%	07/25/34	A3	484	509,192
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-F, Class A1
4.868%(c)	06/25/33	Baa3	354	354,848
Series 2004-7, Class 2A2
5.000%	07/25/19	AAA(d)	161	166,833
Series 2004-B, Class A1
4.924%(c)	02/25/34	Ba1	178	180,507
Series 2004-EE, Class 2A2
2.707%(c)	12/25/34	Baa2	798	802,563
Series 2004-O, Class A1
4.895%(c)	08/25/34	Baa2	733	750,738
Series 2005-16, Class A8
5.750%	01/25/36	Baa3	90	92,508
Series 2005-16, Class A16
5.750%	01/25/36	Ba3	164	164,043
Series 2005-AR9, Class 3A1
2.722%(c)	06/25/34	B1	572	550,394
Series 2005-AR13, Class A1
5.242%(c)	05/25/35	Ba3	174	174,071
Series 2006-3, Class A9
5.500%	03/25/36	B2	536	538,162
Series 2006-5, Class 1A2
5.250%	04/25/36	Baa1	49	49,289
Series 2006-11, Class A8
6.000%	09/25/36	Caa1	244	226,051
Series 2006-17, Class A1
5.500%	11/25/21	B2	172	172,711
Series 2007-3, Class 3A1
5.500%	04/25/22	Baa3	63	64,947
Series 2007-11, Class A85
6.000%	08/25/37	Caa1	558	524,851
Series 2007-11, Class A96
6.000%	08/25/37	B3	67	62,578

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $202,272,499)				212,275,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.7%
Federal Home Loan Mortgage Corp.
2.632%(c)	10/01/36		$247	$260,969
5.500%	01/01/33		1,366	1,498,977
6.000%	12/01/23-12/01/36		4,063	4,497,120
6.500%	10/01/22-05/01/37		3,934	4,406,017
7.000%	09/01/36		889	1,027,931
8.000%	02/01/38		432	536,790
Federal National Mortgage Assoc.
0.951%	07/05/14		2,800	2,749,782
1.400%	07/25/42		1,460	1,463,650
1.614%	06/01/17		1,675	1,582,006
2.140%	04/01/19		1,700	1,733,828
2.490%	10/01/17		984	1,027,820
2.750%	03/01/22		1,335	1,363,416
3.380%	01/01/18		1,430	1,544,251
3.590%	10/01/20		1,400	1,521,495
3.738%	06/01/18		1,732	1,899,663
3.810%	01/01/19		1,333	1,463,612
4.000%	TBA		2,712	2,881,076
4.000%	TBA		3,894	4,144,068
5.000%	12/01/19-02/01/35		2,874	3,121,996
5.500%	01/01/19-09/01/38		5,722	6,266,408
6.000%	09/01/19-08/01/37		9,637	10,625,755
6.268%(c)	09/01/37		517	565,599
6.500%	09/01/22-10/01/38		4,342	4,881,109
7.000%	05/01/17-04/01/37		740	835,881
Financing Corp. FICO Strip
2.248%(s)	04/05/19		1,500	1,340,034
Government National Mortgage Assoc.
6.000%	09/20/36-03/20/41		3,736	4,140,969
6.500%	10/15/23-12/20/40		5,888	6,747,757
7.000%	10/20/38-12/20/38		1,139	1,336,342
7.500%	01/20/35		468	567,685
8.000%	05/20/32		1,229	1,432,881
Residual Funding Corp. Principal Strip
2.400%(s)	07/15/20		2,400	2,091,257
Tennessee Valley Authority
5.880%	04/01/36		3,430	4,775,191
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $81,464,614)				84,331,335
U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bonds
3.125%	05/15/21	(k)	90	102,459
3.125%	02/15/42		770	827,028
4.500%	02/15/36		1,100	1,477,438
8.125%	05/15/21		5,000	7,799,610
U.S. Treasury Inflationary Indexed Bonds, TIPS
2.125%	02/15/41		3,850	5,771,880
U.S. Treasury Notes
0.250%	05/31/14		2,060	2,057,425
0.625%	05/31/17		7,394	7,359,921
1.250%	04/30/19		11,750	11,880,354
1.500%	07/31/16		140	145,042
1.750%	10/31/18		8,000	8,370,624
2.875%	01/31/13	(k)	23,750	24,120,168
3.000%	02/28/17		5,800	6,410,357
3.500%	05/15/20		5,000	5,845,310
4.250%	11/15/17		5,000	5,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
8.750%	08/15/20	$7,500	$11,828,910
8.875%	02/15/19	2,700	4,064,556
U.S. Treasury Strip Coupon
0.379%(s)	11/15/14(a)	5,000	4,955,285
0.434%(s)	02/15/15	3,000	2,966,007
0.683%(s)	08/15/16	15,000	14,583,645
0.850%(s)	08/15/17	5,000	4,787,165
0.879%(s)	11/15/17(a)	5,000	4,769,735
0.929%(s)	02/15/18(a)	5,000	4,745,850
1.011%(s)	08/15/18(a)	8,500	7,990,578
1.204%(s)	08/15/19	10,390	9,538,269
1.341%(s)	02/15/20(a)	10,200	9,211,722
1.394%(s)	05/15/20	10,099	9,052,834
1.439%(s)	08/15/20(a)	6,500	5,784,954
1.493%(s)	11/15/20(a)	5,000	4,414,180
2.545%(s)	11/15/27(a)	3,000	2,033,691
2.637%(s)	11/15/29	3,000	1,903,107
2.647%(s)	02/15/30(a)	4,000	2,516,092

TOTAL U.S. TREASURY OBLIGATIONS (cost 184,286,300)			193,214,196

TOTAL LONG-TERM INVESTMENTS (cost $1,946,859,179)			2,020,494,089

		Shares
SHORT-TERM INVESTMENTS — 20.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 20.8%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $478,799,622; includes $176,637,623 of cash collateral for securities on loan)(b)(w)(Note 4)		478,799,622	478,799,622

		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills
0.095%	09/06/12	$10	9,999
0.100%	09/06/12	25	24,997
0.102%	09/06/12	25	24,997
0.103%	09/06/12	30	29,996
0.108%	09/06/12	20	19,998
0.109%	11/15/12	30	29,987
0.112%	09/06/12(k)	50	49,994
0.117%	09/06/12	10	9,999
0.132%	09/06/12	130	129,984
0.138%	09/06/12	20	19,998
0.140%	11/15/12(k)	10	9,996
0.182%	05/30/13(k)	45	44,922

TOTAL U.S. TREASURY OBLIGATIONS (cost $404,835)			404,867

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
90 Day Euro Dollar Futures,expiring 03/18/13,
Strike Price $99.63		$150	$4,500
Interest Rate Swap Options,
Pay a fixed rate of 2.36%and receive a floating rate based on 3-month LIBOR, expiring 08/01/12	Credit Suisse First Boston Corp.	6	139
Pay a fixed rate of 1.16%and receive a floating rate based on 3-month LIBOR,expiring 09/17/12	Deutsche Bank	24	5,926
Pay a fixed rate of 2.08%and receive a floating rate based on 3-month LIBOR,expiring 09/17/12	Deutsche Bank	9	5,870

			16,435

Put Options
10 Year U.S. Treasury Notes,expiring 08/30/12,
Strike Price $131.50		12	2,062
90 Day Euro Dollar Futures,expiring 10/15/12,
Strike Price $99.38		183	3,650

			5,712

TOTAL OPTIONS PURCHASED (cost $36,789)			22,147

TOTAL SHORT-TERM INVESTMENTS (cost 479,241,246)			479,226,636

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN —108.5% (cost $2,426,100,425)			2,499,720,725

		Shares
SECURITIES SOLD SHORT — (5.6)%
COMMON STOCKS — (4.4)%
Advertising — (0.1)%
Omnicom Group, Inc.		28,349	(1,377,761)

Aerospace & Defense — (0.2)%
Boeing Co. (The)		18,031	(1,339,703)
Lockheed Martin Corp.		22,447	(1,954,685)
Raytheon Co.		13,205	(747,271)

			(4,041,659)

Agriculture — (0.1)%
Altria Group, Inc.		60,304	(2,083,503)
Lorillard, Inc.		2,384	(314,569)

			(2,398,072)

Auto Parts & Equipment
Autoliv, Inc.		2,454	(134,136)

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Automobile Manufacturers — (0.1)%
Ford Motor Co.	76,024	$(729,070)
PACCAR, Inc.	5,300	(207,707)

		(936,777)

Banks — (0.1)%
Bank of Hawaii Corp.	13,556	(622,898)
Bank of New York Mellon Corp. (The)	7,196	(157,952)
Cullen/Frost Bankers, Inc.	12,459	(716,268)
Northern Trust Corp.	7,212	(331,896)
US Bancorp	7,035	(226,246)

		(2,055,260)

Biotechnology
Amgen, Inc.	7,596	(554,812)

Building Materials
Masco Corp.	30,900	(428,583)

Chemicals — (0.2)%
Cabot Corp.	5,293	(215,425)
Dow Chemical Co. (The)	20,883	(657,814)
Ecolab, Inc.	5,761	(394,801)
OM Group, Inc.*	19,714	(374,566)
Praxair, Inc.	18,031	(1,960,511)
Sherwin-Williams Co. (The)	1,172	(155,114)
Valspar Corp. (The)	13,091	(687,147)

		(4,445,378)

Coal
CONSOL Energy, Inc.	4,831	(146,089)

Commercial Banks — (0.1)%
BB&T Corp.	6,700	(206,695)
Commerce Bancshares, Inc.	9,790	(371,041)
UMB Financial Corp.	20,461	(1,048,217)

		(1,625,953)

Commercial Services
Automatic Data Processing, Inc.	3,039	(169,151)
Paychex, Inc.	5,434	(170,682)
SAIC, Inc.	20,567	(249,272)
Total System Services, Inc.	4,729	(113,165)

		(702,270)

Computers — (0.1)%
Dell, Inc.*	37,616	(470,952)
Hewlett-Packard Co.	11,742	(236,132)
International Business Machines Corp.	12,165	(2,379,231)

		(3,086,315)

Containers & Packaging
Owens-Illinois, Inc.*	10,100	(193,617)

Cosmetics/Personal Care
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,794	(313,571)

Distribution/Wholesale
Fastenal Co.	9,800	(395,038)

Diversified Financial Services — (0.1)%
Federated Investors, Inc. (Class B Stock)	7,006	(153,081)
Franklin Resources, Inc.	5,200	(577,148)
MasterCard, Inc.	1,000	(430,110)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Diversified Financial Services (continued)
T. Rowe Price Group, Inc.	10,669	$(671,720)

		(1,832,059)

Diversified Machinery — (0.1)%
Deere & Co.	2,800	(226,436)
Rockwell Automation, Inc.	10,968	(724,546)

		(950,982)

Diversified Manufacturing — (0.2)%
Danaher Corp.	8,120	(422,890)
Dover Corp.	17,974	(963,586)
Eaton Corp.	5,592	(221,611)
General Electric Co.	41,403	(862,839)
Illinois Tool Works, Inc.	22,515	(1,190,818)
Parker Hannifin Corp.	7,175	(551,614)

		(4,213,358)

Electric — (0.2)%
Consolidated Edison, Inc.	32,070	(1,994,433)
Edison International	9,006	(416,077)
Entergy Corp.	10,107	(686,164)
Exelon Corp.	1,402	(52,743)
MDU Resources Group, Inc.	5,364	(115,916)
National Fuel Gas Co.	5,270	(247,585)
Southern Co. (The)	13,400	(620,420)
Wisconsin Energy Corp.	25,514	(1,009,589)

		(5,142,927)

Electronics
Agilent Technologies, Inc.	5,142	(201,772)
Gentex Corp.	4,600	(96,002)

		(297,774)

Financial – Bank & Trust
Valley National Bancorp	67,590	(716,454)

Food — (0.1)%
H.J. Heinz Co.	10,074	(547,824)
Hershey Co. (The)	31,292	(2,253,963)
Safeway, Inc.	5,112	(92,783)
Whole Foods Market, Inc.	2,127	(202,746)

		(3,097,316)

Forest Products & Paper
International Paper Co.	4,125	(119,254)

Healthcare Products — (0.2)%
Edwards Lifesciences Corp.*	2,112	(218,170)
Hospira, Inc.*	12,060	(421,859)
Medtronic, Inc.	14,035	(543,576)
Stryker Corp.	12,329	(679,328)
Varian Medical Systems, Inc.*	9,901	(601,684)
Zimmer Holdings, Inc.	16,676	(1,073,267)

		(3,537,884)

Healthcare Services
Coventry Health Care, Inc.	9,606	(305,375)

Home Builders
Toll Brothers, Inc.*	10,004	(297,419)

Home Furnishings
Harman International Industries, Inc.	5,100	(201,960)

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Household Products/Wares — (0.1)%
Church & Dwight Co., Inc.	24,067	$(1,334,996)
Kimberly-Clark Corp.	4,113	(344,546)

		(1,679,542)

Insurance — (0.3)%
American International Group, Inc.*	14,010	(449,581)
Aon PLC (United Kingdom)	18,759	(877,546)
Arch Capital Group Ltd. (Bermuda)*	7,024	(278,783)
Assurant, Inc.	3,386	(117,968)
Chubb Corp. (The)	16,442	(1,197,306)
Fidelity National Financial, Inc. (Class A Stock)	10,704	(206,159)
Lincoln National Corp.	8,297	(181,455)
Progressive Corp. (The)	39,377	(820,223)
RenaissanceRe Holdings Ltd. (Bermuda)	3,657	(277,969)
Torchmark Corp.	18,405	(930,373)
Travelers Cos., Inc. (The)	11,558	(737,863)
W.R. Berkley Corp.	16,056	(624,900)

		(6,700,126)

Internet Software & Services
AOL, Inc.*	10,176	(285,742)

Iron/Steel — (0.1)%
AK Steel Holding Corp.	13,158	(77,237)
Cliffs Natural Resources, Inc.	24,059	(1,185,868)
Nucor Corp.	29,296	(1,110,318)
Vale SA (Brazil), ADR	23,149	(459,508)

		(2,832,931)

Leisure Time
Carnival Corp. (Panama)	14,500	(496,915)

Lodging — (0.1)%
Choice Hotels International, Inc.	28,093	(1,121,753)
Hyatt Hotels Corp. (Class A Stock)*	17,705	(657,918)

		(1,779,671)

Machinery – Construction & Mining
Caterpillar, Inc.	8,529	(724,197)

Media — (0.2)%
Gannett Co., Inc.	25,531	(376,072)
New York Times Co. (The) (Class A Stock)*	7,155	(55,809)
News Corp. (Class B Stock)	34,882	(785,543)
Scripps Networks Interactive, Inc. (Class A Stock)	21,046	(1,196,676)
Time Warner Cable, Inc.	4,371	(358,859)
Viacom, Inc. (Class B Stock)	7,187	(337,933)
Walt Disney Co. (The)	20,169	(978,196)
Washington Post Co. (The) (Class B Stock)	3,148	(1,176,785)

		(5,265,873)

Metal Fabricate/Hardware
Tenaris SA (Luxembourg), ADR	7,934	(277,452)

Office Equipment
Xerox Corp.	35,898	(282,517)

Oil & Gas — (0.2)%
Diamond Offshore Drilling, Inc.	7,456	(440,873)
Encana Corp. (Canada)	17,762	(369,982)
Exxon Mobil Corp.	26,989	(2,309,449)

	Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Oil & Gas (continued)
Newfield Exploration Co.*	4,815	$(141,128)
Tesoro Corp.*	19,444	(485,322)

		(3,746,754)

Pharmaceuticals — (0.2)%
Bristol-Myers Squibb Co.	16,793	(603,708)
Eli Lilly & Co.	50,103	(2,149,920)
Forest Laboratories, Inc.*	7,643	(267,429)
Isis Pharmaceuticals, Inc.*	26,082	(312,984)
Johnson & Johnson	15,004	(1,013,670)
Mead Johnson Nutrition Co.	7,420	(597,384)
Warner Chilcott PLC (Ireland) (Class A Stock)*	7,619	(136,532)

		(5,081,627)

Pipelines
Spectra Energy Corp.	5,653	(164,276)
TransCanada Corp. (Canada)	7,316	(306,540)

		(470,816)

Real Estate Investment Trusts — (0.4)%
American Campus Communities, Inc.	8,934	(401,851)
BioMed Realty Trust, Inc.	12,772	(238,581)
Douglas Emmett, Inc.	9,464	(218,618)
EastGroup Properties, Inc.	5,505	(293,416)
Equity One, Inc.	50,482	(1,070,218)
Extra Space Storage, Inc.	5,889	(180,203)
Federal Realty Investment Trust	15,822	(1,646,912)
Health Care REIT, Inc.	12,353	(720,180)
Realty Income Corp.	14,747	(615,982)
Strategic Hotels & Resorts, Inc.*	32,101	(207,372)
Taubman Centers, Inc.	18,382	(1,418,355)
Washington Real Estate Investment Trust	32,463	(923,572)
Weingarten Realty Investors	32,767	(863,083)

		(8,798,343)

Retail — (0.2)%
Bed Bath & Beyond, Inc.*	1,418	(87,632)
Costco Wholesale Corp.	5,300	(503,500)
Darden Restaurants, Inc.	9,000	(455,670)
J.C. Penney Co., Inc.	2,690	(62,704)
Limited Brands, Inc.	9,100	(387,023)
McDonald’s Corp.	8,671	(767,644)
O’Reilly Automotive, Inc.*	617	(51,686)
Tiffany & Co.	3,400	(180,030)
Wal-Mart Stores, Inc.	18,312	(1,276,713)

		(3,772,602)

Retail & Merchandising
CVS Caremark Corp.	5,200	(242,996)

Savings & Loan
People’s United Financial, Inc.	33,600	(390,096)

Semiconductors — (0.3)%
Advanced Micro Devices, Inc.*	32,230	(184,678)
Cypress Semiconductor Corp.*	28,677	(379,110)
Intel Corp.	63,611	(1,695,233)
KLA-Tencor Corp.	17,493	(861,530)
Linear Technology Corp.	13,298	(416,626)

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

		Shares	Value (Note 2)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Semiconductors (continued)
Microchip Technology, Inc.		38,555	$(1,275,399)
NVIDIA Corp.*		15,483	(213,975)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR*		88,099	(1,229,862)

			(6,256,413)

Software — (0.1)%
Electronic Arts, Inc.*		50,797	(627,343)
Intuit, Inc.		3,085	(183,095)
Oracle Corp.		7,700	(228,690)

			(1,039,128)

Telecommunications — (0.1)%
AT&T, Inc.		45,784	(1,632,657)
JDS Uniphase Corp.*		14,573	(160,303)
Juniper Networks, Inc.*		21,900	(357,189)
Motorola Solutions, Inc.		9,642	(463,877)

			(2,614,026)

Toys/Games/Hobbies
Mattel, Inc.		14,794	(479,917)

Transportation — (0.2)%
C.H. Robinson Worldwide, Inc.		3,700	(216,561)
FedEx Corp.		14,011	(1,283,548)
Heartland Express, Inc.		58,639	(839,124)
Knight Transportation, Inc.		33,302	(532,499)
United Parcel Service, Inc. (Class B Stock)		6,602	(519,974)
Werner Enterprises, Inc.		34,181	(816,584)

			(4,208,290)

TOTAL COMMON STOCKS (proceeds received $96,341,427)			(100,974,027)

EXCHANGE TRADED FUNDS — (0.4)%
Consumer Discretionary Select Sector SPDR Fund		65,100	(2,850,078)
Energy Select Sector SPDR Fund		22,900	(1,519,873)
SPDR S&P 500 ETF Trust		13,200	(1,798,764)
Technology Select Sector SPDR Fund		15,400	(442,750)
Utilities Select Sector SPDR Fund		77,184	(2,855,036)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $9,428,613)			(9,466,501)

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.8)%
Federal National Mortgage Assoc.
5.000%	TBA	$7,095	(7,677,012)
5.000%	TBA	10,514	(11,378,119)

(proceeds received $19,057,308)			(19,055,131)

TOTAL SECURITIES SOLD SHORT (proceeds received $124,827,348)			(129,495,659)

	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN*
Put Options
90 Day Euro Dollar Futures, expiring 10/15/12, Strike Price $99.25
(premiums received $2,110)	$183	$(2,281)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.9% (cost $2,301,270,967)		2,370,222,785
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.9)%		(66,542,595)

NET ASSETS — 100.0%		$2,303,680,190

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
BATE	Bats Europe Exchange
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
FSB	Federal Savings Bank
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-Voting Depositary Receipt
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
QMTF	Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
XHKG	Hong Kong Stock Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
*	Non-income producing security.
†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $173,811,089; cash collateral of $176,637,623 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(o)	Less than .5 Shares.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
6	30 Day Fed Fund	Jul. 2012	$2,493,865	$2,495,825	$1,960
6	30 Day Fed Fund	Aug. 2012	2,492,991	2,495,825	2,834
12	90 Day Euro Euribor	Mar. 2014	3,763,762	3,770,312	6,550
20	90 Day Euro Euribor	Dec. 2014	6,262,687	6,266,767	4,080
502	5 Year U.S. Treasury Notes	Sep. 2012	62,146,031	62,232,312	86,281
387	10 Year Australian Bonds	Sep. 2012	375,534,402	375,370,389	(164,013)
9	10 Year Euro-Bund	Sep. 2012	1,609,517	1,604,783	(4,734)
221	10 Year U.S. Treasury Notes	Sep. 2012	29,451,031	29,475,875	24,844
7	20 Year U.S. Treasury Bonds	Sep. 2012	1,035,562	1,035,781	219
1,160	Euro STOXX 50	Sep. 2012	31,475,386	33,103,012	1,627,626
107	Hang Seng Index	Jul. 2012	13,034,551	13,412,325	377,774
13	Nikkei 225	Sep. 2012	1,425,033	1,465,316	40,283
1,856	S&P 500 E-Mini	Sep. 2012	121,853,954	125,873,920	4,019,966
500	TOPIX Index	Sep. 2012	44,635,917	48,101,583	3,465,666

					9,489,336

Short Positions:
13	30 Day Fed Fund	Jun. 2013	5,408,433	5,406,537	1,896
9	30 Day Fed Fund	Jul. 2013	3,743,300	3,742,612	688
7	90 Day Euro Dollar	Sep. 2012	1,740,037	1,741,600	(1,563)
30	90 Day Euro Dollar	Dec. 2012	7,459,800	7,462,127	(2,327)
16	90 Day Euro Dollar	Mar. 2013	3,960,350	3,979,002	(18,652)
16	90 Day Euro Dollar	Jun. 2013	3,963,225	3,978,000	(14,775)
6	90 Day Euro Dollar	Sep. 2013	1,489,188	1,491,450	(2,262)
7	90 Day Euro Dollar	Dec. 2013	1,737,044	1,739,500	(2,456)
20	90 Day Euro Euribor	Dec. 2012	6,292,786	6,296,508	(3,722)
12	90 Day Euro Euribor	Mar. 2013	3,772,684	3,777,714	(5,030)
28	2 Year U.S. Treasury Notes	Sep. 2012	6,167,313	6,165,249	2,064
513	5 Year Euro-Bobl	Sep. 2012	82,340,647	81,728,133	612,514
69	5 Year U.S. Treasury Notes	Sep. 2012	8,558,546	8,553,843	4,703
121	10 Year Canadian Bonds	Sep. 2012	16,207,416	16,454,621	(247,205)
27	10 Year Japanese Bonds	Sep. 2012	48,396,322	48,534,810	(138,488)
14	10 Year U.S. Treasury Notes	Sep. 2012	1,865,547	1,867,250	(1,703)
401	FTSE 100 Index	Sep. 2012	34,208,470	34,685,799	(477,329)
596	Russell 2000 Mini	Sep. 2012	45,442,970	47,405,840	(1,962,870)
94	S&P 500 E-Mini	Sep. 2012	6,213,400	6,375,080	(161,680)
134	S&P/TSX 60 Index	Sep. 2012	17,096,089	17,410,392	(314,303)
318	SPI 200 Index	Sep. 2012	33,247,052	33,011,084	235,968

					(2,496,532)

					$6,992,804

(1)	Cash of $1,585,000 and U.S. Treasury Securities with a market value of $22,187,914 have been segregated to cover requirements for open futures contracts as of June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/08/12	Barclays Capital Group	AUD	7,994	$8,010,948	$8,150,231	$139,283
Expiring 08/08/12	UBS Securities	AUD	771	788,401	785,718	(2,683)
British Pound,
Expiring 08/08/12	Barclays Capital Group	GBP	1,520	2,468,429	2,380,731	(87,698)
Expiring 08/08/12	UBS Securities	GBP	140	217,886	219,239	1,353
Expiring 08/08/12	Westpac Banking Corp.	GBP	173	269,230	271,300	2,070
Expiring 08/20/12	Deutsche Bank	GBP	73	116,639	114,314	(2,325)
Expiring 09/13/12	Barclays Capital Group	GBP	87	133,107	135,744	2,637
Expiring 09/20/12	Credit Suisse First Boston Corp.	GBP	83	128,788	129,962	1,174
Expiring 09/27/12	Credit Suisse First Boston Corp.	GBP	147	230,949	229,894	(1,055)
Canadian Dollar,
Expiring 07/23/12	Deutsche Bank	CAD	143	140,506	140,382	(124)
Expiring 09/13/12	Barclays Capital Group	CAD	240	230,976	234,844	3,868
Expiring 09/27/12	Westpac Banking Corp.	CAD	1,262	1,238,370	1,237,278	(1,092)
Euro,
Expiring 08/08/12	Barclays Capital Group	EUR	1,865	2,478,014	2,361,267	(116,747)
Expiring 08/08/12	Barclays Capital Group	EUR	278	361,793	352,156	(9,637)
Expiring 08/08/12	BNP Paribas	EUR	182	229,288	230,897	1,609
Expiring 08/08/12	Credit Suisse First Boston Corp.	EUR	231	293,574	292,151	(1,423)
Expiring 08/20/12	UBS Securities	EUR	89	113,743	112,685	(1,058)
Expiring 09/13/12	Barclays Capital Group	EUR	209	264,196	264,336	140
Expiring 09/13/12	BNP Paribas	EUR	269	335,629	340,110	4,481
Expiring 09/19/12	Credit Suisse First Boston Corp.	EUR	47	58,762	59,105	343
Expiring 09/19/12	UBS Securities	EUR	70	89,334	88,657	(677)
Hong Kong Dollar,
Expiring 09/27/12	Westpac Banking Corp.	HKD	1,521	196,172	196,172	—
Japanese Yen,
Expiring 08/08/12	Royal Bank of Canada	JPY	196,641	2,468,692	2,461,446	(7,246)
Expiring 08/08/12	Royal Bank of Canada	JPY	51,500	649,547	644,648	(4,899)
Expiring 08/08/12	Royal Bank of Scotland	JPY	78,125	980,032	977,928	(2,104)
Expiring 08/08/12	Westpac Banking Corp.	JPY	25,663	328,713	321,240	(7,473)
Expiring 09/13/12	BNP Paribas	JPY	592,486	7,426,645	7,420,069	(6,576)
Expiring 09/13/12	Credit Suisse First Boston Corp.	JPY	30,000	378,365	375,709	(2,656)
Expiring 09/13/12	Pacific Crest Capital, Inc.	JPY	16,713	213,352	209,312	(4,040)
Mexican Peso,
Expiring 07/20/12	UBS Securities	MXN	2,896	218,853	216,635	(2,218)
Expiring 09/20/12	Deutsche Bank	MXN	1,808	130,193	134,437	4,244
Expiring 09/28/12	UBS Securities	MXN	1,335	96,376	99,195	2,819
New Zealand Dollar,
Expiring 07/31/12	Deutsche Bank	NZD	123	98,527	98,423	(104)
Norwegian Krone,
Expiring 07/20/12	Deutsche Bank	NOK	637	109,407	107,000	(2,407)
Expiring 07/20/12	Deutsche Bank	NOK	636	110,187	106,832	(3,355)
Expiring 08/08/12	Royal Bank of Scotland	NOK	5,014	855,001	841,694	(13,307)
Singapore Dollar,
Expiring 08/08/12	Royal Bank of Scotland	SGD	2,543	2,036,134	2,007,579	(28,555)
Swedish Krona,
Expiring 08/08/12	Royal Bank of Scotland	SEK	7,643	1,108,732	1,103,166	(5,566)
Expiring 09/27/12	Hong Kong & Shanghai Bank	SEK	4,392	625,306	632,922	7,616
Swiss Franc,
Expiring 08/08/12	Barclays Capital Group	CHF	955	1,035,095	1,007,383	(27,712)
Expiring 09/27/12	Westpac Banking Corp.	CHF	812	861,600	858,038	(3,562)

				$38,125,491	$37,950,829	$(174,662)

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/08/12	UBS Securities	AUD	245	$250,504	$249,579	$925
Expiring 09/13/12	BNP Paribas	AUD	4,137	4,073,628	4,203,853	(130,225)
Expiring 09/13/12	State Street Bank	AUD	248	244,354	252,357	(8,003)
Expiring 09/27/12	BNP Paribas	AUD	286	285,250	289,863	(4,613)
Expiring 09/27/12	Toronto Dominion	AUD	749	756,199	760,486	(4,287)
British Pound,
Expiring 07/23/12	Deutsche Bank	GBP	89	140,863	139,380	1,483
Expiring 08/08/12	Royal Bank of Scotland	GBP	143	225,498	224,535	963
Expiring 08/08/12	UBS Securities	GBP	1,959	3,178,712	3,067,223	111,489
Expiring 08/08/12	Westpac Banking Corp.	GBP	4,560	7,352,838	7,140,856	211,982
Expiring 08/20/12	UBS Securities	GBP	73	115,039	114,314	725
Expiring 09/13/12	Barclays Capital Group	GBP	9,297	14,350,073	14,557,009	(206,936)
Expiring 09/13/12	BNP Paribas	GBP	364	569,127	570,769	(1,642)
Expiring 09/20/12	Deutsche Bank	GBP	83	130,029	129,962	67
Canadian Dollar,
Expiring 08/08/12	Westpac Banking Corp.	CAD	1,115	1,112,947	1,094,366	18,581
Euro,
Expiring 07/25/12	Royal Bank of Scotland	EUR	1,630	2,027,901	2,063,210	(35,309)
Expiring 08/08/12	Barclays Capital Group	EUR	367	477,047	464,571	12,476
Expiring 08/08/12	BNP Paribas	EUR	270	354,849	341,723	13,126
Expiring 08/08/12	Royal Bank of Canada	EUR	222	274,493	280,458	(5,965)
Expiring 08/08/12	Royal Bank of Canada	EUR	161	200,205	204,033	(3,828)
Expiring 08/08/12	UBS Securities	EUR	1,997	2,651,786	2,528,213	123,573
Expiring 08/08/12	UBS Securities	EUR	1,324	1,758,719	1,676,773	81,946
Expiring 08/08/12	UBS Securities	EUR	425	532,720	538,031	(5,311)
Expiring 08/08/12	Westpac Banking Corp.	EUR	255	317,293	322,610	(5,317)
Expiring 08/20/12	Deutsche Bank	EUR	89	116,594	112,686	3,908
Expiring 09/13/12	Barclays Capital Group	EUR	11,677	14,569,991	14,788,404	(218,413)
Expiring 09/13/12	Pacific Crest Capital, Inc.	EUR	214	267,872	271,188	(3,316)
Expiring 09/19/12	Citigroup Global Markets	EUR	186	243,121	235,702	7,419
Expiring 09/19/12	UBS Securities	EUR	87	111,466	110,188	1,278
Expiring 09/27/12	Toronto Dominion	EUR	73	92,562	92,246	316
Hong Kong Dollar,
Expiring 08/08/12	Royal Bank of Canada	HKD	2,816	363,039	362,967	72
Expiring 08/08/12	Westpac Banking Corp.	HKD	11,466	1,477,714	1,478,130	(416)
Expiring 09/13/12	Citigroup Global Markets	HKD	4,760	613,787	613,794	(7)
Japanese Yen,
Expiring 08/08/12	Royal Bank of Canada	JPY	137,425	1,711,982	1,720,207	(8,225)
Expiring 08/08/12	Royal Bank of Canada	JPY	22,600	282,265	282,894	(629)
Expiring 09/13/12	Citigroup Global Markets	JPY	780,717	9,861,016	9,777,409	83,607
Expiring 09/13/12	Citigroup Global Markets	JPY	27,542	347,169	344,929	2,240
Expiring 09/27/12	State Street Bank	JPY	22,447	279,733	281,174	(1,441)
Expiring 09/27/12	Toronto Dominion	JPY	41,594	525,157	521,011	4,146
Mexican Peso,
Expiring 07/20/12	Deutsche Bank	MXN	1,449	108,806	108,393	413
Expiring 07/20/12	Deutsche Bank	MXN	1,447	111,098	108,243	2,855
Expiring 09/20/12	Credit Suisse First Boston Corp.	MXN	1,808	131,471	134,437	(2,966)
New Zealand Dollar,
Expiring 07/31/12	Deutsche Bank	NZD	123	96,901	98,241	(1,340)
Expiring 08/08/12	Toronto Dominion	NZD	370	289,233	295,218	(5,985)
Expiring 09/28/12	UBS Securities	NZD	123	96,519	97,847	(1,328)
Norwegian Krone,
Expiring 07/20/12	UBS Securities	NOK	1,273	219,976	213,832	6,144
Expiring 07/25/12	Westpac Banking Corp.	NOK	2,875	469,387	482,839	(13,452)
Singapore Dollar,
Expiring 09/27/12	Royal Bank of Canada	SGD	416	327,547	328,100	(553)
Swiss Franc,
Expiring 08/08/12	UBS Securities	CHF	631	690,680	665,490	25,190

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc (continued),
Expiring 09/13/12	Barclays Capital Group	CHF	736	$765,935	$777,212	$(11,277)

				$75,551,095	$75,516,955	$34,140

Cross currency exchange contracts outstanding at June 30, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
08/08/12	Buy	CHF	374	EUR	312	$(77)	Barclays Capital Group
08/08/12	Buy	CHF	672	JPY	55,547	13,920	Westpac Banking Corp.
08/08/12	Buy	CHF	674	GBP	454	(548)	Westpac Banking Corp.
08/08/12	Buy	EUR	175	JPY	17,534	2,167	Barclays Capital Group
08/08/12	Buy	EUR	345	GBP	279	(199)	BNP Paribas
08/08/12	Buy	EUR	431	JPY	42,625	11,678	UBS Securities
08/08/12	Buy	EUR	466	JPY	49,375	(27,737)	UBS Securities
08/08/12	Buy	EUR	577	AUD	734	(17,975)	UBS Securities
08/08/12	Buy	GBP	145	EUR	179	341	Royal Bank of Canada
08/08/12	Buy	GBP	205	AUD	331	(16,142)	Credit Suisse First Boston Corp.
08/08/12	Buy	GBP	214	EUR	267	(2,714)	Westpac Banking Corp.
08/08/12	Buy	HKD	3,195	EUR	331	(7,503)	Citigroup Global Markets
08/08/12	Buy	HKD	4,925	JPY	50,698	275	Barclays Capital Group
08/08/12	Buy	JPY	17,060	EUR	177	(10,830)	Barclays Capital Group
08/08/12	Buy	JPY	17,623	NZD	295	(14,607)	Credit Suisse First Boston Corp.
08/08/12	Buy	JPY	49,097	GBP	380	20,352	Royal Bank of Canada

						$(49,599)

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$140	07/18/13	0.635%	3 month LIBOR(1)	$(260)	$—	$(260)	Deutsche Bank AG
3,688	06/11/17	1.025%	3 month LIBOR(1)	(13,076)	—	(13,076)	Deutsche Bank AG
2,438	06/11/17	1.021%	3 month LIBOR(1)	110,168	—	110,168	Credit Suisse First Boston
2,485	06/25/17	0.988%	3 month LIBOR(1)	(2,833)	—	(2,833)	Deutsche Bank AG
1,269	06/11/22	1.824%	3 month LIBOR(2)	6,410	—	6,410	Credit Suisse First Boston
544	06/25/42	2.431%	3 month LIBOR(2)	(9,743)	—	(9,743)	Deutsche Bank AG

				$90,666	$—	$90,666

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.IG.18.V1	06/20/17	1.000%	$1,553	$(8,672)	$(10,658)	$1,986	Bank of America
CDX.IG.18.V1	06/20/17	1.000%	1,553	(8,844)	(16,411)	7,567	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1) (continued)
CDX.IG.18.V1	06/20/17	1.000%		$1,150	$(6,551)	$7,758	$(14,309)	Bank of America
CDX.IG.18.V1	06/20/17	1.000%		600	(3,418)	(494)	(2,924)	UBS AG
CDX.IG.18.V1	06/20/17	1.000%		375	(2,136)	1,016	(3,152)	Credit Suisse First Boston
CDX.LX9 22-100% 5Y	06/20/18	0.250%	EUR	600	(14,056)	(21,704)	7,648	UBS AG
CDX.LX9 22-100% 5Y	06/20/18	0.250%	EUR	300	(10,018)	(10,696)	678	Morgan Stanley
CMBX.NA.A.2.V1	03/15/49	0.250%		320	(198,920)	(143,949)	(54,971)	Citigroup, Inc.
CMBX.NA.A.2.V1	03/15/49	0.250%		240	(149,190)	(115,724)	(33,466)	Deutsche Bank AG
CMBX.NA.A.2.V1	03/15/49	0.250%		240	(149,190)	(115,724)	(33,466)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49	0.620%		250	(202,547)	(164,738)	(37,809)	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.620%		120	(97,223)	(79,358)	(17,865)	Morgan Stanley
CMBX.NA.AJ.V1	02/17/49	0.960%		300	(119,714)	(92,948)	(26,766)	Citigroup, Inc.
CMBX.NA.AM.4	02/17/51	0.500%		200	(39,039)	(64,369)	25,330	Morgan Stanley

					$(1,009,518)	$(827,999)	$(181,519)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional, Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	$250	*	$(3,655)	$(4,988)	$1,333	Bank of America
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	200	*	(2,924)	(3,203)	279	Barclays Bank PLC
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	100	*	(1,462)	(2,250)	788	Bank of America
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	100	*	(1,462)	(2,129)	667	Bank of America
Block Financial, LLC	09/20/12	5.000%	100	3.500%	496	(559)	1,055	Deutsche Bank AG
Block Financial, LLC	09/20/12	5.000%	50	3.500%	248	(220)	468	Deutsche Bank AG
Block Financial, LLC	12/20/12	5.000%	120	3.501%	1,040	(430)	1,470	Citigroup, Inc.
Block Financial, LLC	03/20/13	5.000%	120	3.501%	1,473	178	1,295	Deutsche Bank AG
Block Financial, LLC	03/20/13	5.000%	50	3.501%	614	62	552	UBS AG
Block Financial, LLC	09/20/16	5.000%	150	4.736%	1,690	5,081	(3,391)	Deutsche Bank AG
Block Financial, LLC	09/20/16	5.000%	100	4.736%	1,127	1,846	(719)	Morgan Stanley
Block Financial, LLC	12/20/16	5.000%	850	4.769%	8,878	1,130	7,748	UBS AG
Boyd Gaming Corp.	06/20/14	5.000%	450	*	(2,065)	(2,640)	575	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	450	*	(2,065)	(2,361)	296	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	350	*	(1,606)	(4,037)	2,431	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	250	*	(1,147)	(2,483)	1,336	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	220	*	(1,010)	(2,268)	1,258	Morgan Stanley
Boyd Gaming Corp.	06/20/14	5.000%	100	*	(459)	(1,669)	1,210	BNP Paribas
Boyd Gaming Corp.	06/20/14	5.000%	90	*	(413)	(995)	582	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Bundesrepub. Deutschland	06/20/17	0.250%	$1,265	*	$(42,943)	$(36,750)	$(6,193)	Morgan Stanley
Bundesrepub. Deutschland	09/20/17	0.250%	1,195	*	(45,880)	(46,862)	982	Barclays Bank PLC
Caesar’s Entertainment	12/20/12	5.000%	50	*	(399)	(1,731)	1,332	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	260	*	(3,326)	(2,365)	(961)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	230	*	(2,928)	(1,665)	(1,263)	Barclays Bank PLC
Caesar’s Entertainment	03/20/13	5.000%	220	*	(2,801)	(1,190)	(1,611)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	180	*	(2,292)	(1,948)	(344)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	130	*	(1,655)	(719)	(936)	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(464)	(809)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(911)	(362)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(902)	(371)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(629)	(644)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,279)	(835)	(444)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(854)	(419)	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(718)	(555)	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(642)	(631)	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	100	*	(1,273)	(869)	(404)	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	70	*	(891)	(632)	(259)	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	60	*	(764)	(556)	(208)	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	50	*	(637)	(460)	(177)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	50	*	(637)	(518)	(119)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	50	*	(637)	(522)	(115)	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	30	*	(382)	(325)	(57)	Morgan Stanley
Chesapeake Energy Corp.	12/20/12	5.000%	50	*	(71)	(1,240)	1,169	Credit Suisse First Boston
Chesapeake Energy Corp.	06/20/13	5.000%	100	*	(819)	(2,738)	1,919	Citigroup, Inc.
Clear Channel Communications	06/20/13	5.000%	170	*	(1,228)	(7,447)	6,219	Barclays Bank PLC
Clear Channel Communications	06/20/13	5.000%	150	*	(1,083)	240	(1,323)	Royal Bank of Scotland PLC
Clear Channel Communications	06/20/13	5.000%	120	*	(867)	(5,613)	4,746	Barclays Bank PLC
Clear Channel Communications	06/20/13	5.000%	50	*	(361)	(192)	(169)	Morgan Stanley
Clear Channel Communications	09/20/13	5.000%	200	*	(3,944)	(5,055)	1,111	Deutsche Bank AG
Clear Channel Communications	03/20/14	5.000%	230	*	(21,003)	(4,816)	(16,187)	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1) (continued)
Clear Channel Communications	03/20/14	5.000%		$150	*	$(13,697)	$(2,543)	$(11,154)	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%		120	*	(10,958)	(3,588)	(7,370)	Barclays Bank PLC
Clear Channel Communications	03/20/14	5.000%		120	*	(10,958)	(3,594)	(7,364)	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%		120	*	(10,958)	(3,918)	(7,040)	Morgan Stanley
Clear Channel Communications	03/20/14	5.000%		100	*	(9,132)	(2,023)	(7,109)	Citigroup, Inc.
Clear Channel Communications	06/20/14	5.000%		160	*	(20,433)	(4,160)	(16,273)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		250	*	(41,024)	(6,911)	(34,113)	UBS AG
Clear Channel Communications	09/20/14	5.000%		120	*	(19,692)	(3,641)	(16,051)	Deutsche Bank AG
Clear Channel Communications	09/20/14	5.000%		120	*	(19,692)	(3,220)	(16,472)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		120	*	(19,692)	(3,544)	(16,148)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		100	*	(16,410)	(4,020)	(12,390)	Barclays Bank PLC
Clear Channel Communications	09/20/14	5.000%		100	*	(16,410)	(6,113)	(10,297)	UBS AG
Dixon’s Retail PLC	09/20/12	5.000%	EUR	50	3.476%	318	(633)	951	Barclays Bank PLC
Dixon’s Retail PLC	06/20/13	5.000%		300	4.278%	3,196	(13,362)	16,558	Barclays Bank PLC
Dixon’s Retail PLC	06/20/13	5.000%		200	4.278%	2,129	(8,586)	10,715	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%		120	1.371%	2,274	(143)	2,417	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%		120	1.371%	1,914	(157)	2,071	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%		120	1.371%	2,274	(549)	2,823	UBS AG
First Data Corp.	12/20/12	5.000%		100	1.371%	1,895	(340)	2,235	UBS AG
First Data Corp.	12/20/12	5.000%		50	1.371%	948	(374)	1,322	Barclays Bank PLC
First Data Corp.	12/20/12	5.000%		50	1.371%	948	(374)	1,322	Citigroup, Inc.
First Data Corp.	12/20/12	5.000%		20	1.371%	379	(87)	466	Barclays Bank PLC
Harrah’s Operating Co., Inc.	12/20/12	5.000%		120	*	(957)	(916)	(41)	Citigroup, Inc.
Istar Financial Inc.	06/20/13	5.000%		50	*	(668)	(1,427)	759	Deutsche Bank AG
K. Hovnanian Enterprises	09/20/12	5.000%		50	*	(49)	(570)	521	Morgan Stanley
K. Hovnanian Enterprises	09/20/12	5.000%		50	*	(49)	(2,006)	1,957	Royal Bank of Scotland PLC
K. Hovnanian Enterprises	09/20/12	5.000%		50	*	(49)	(1,177)	1,128	UBS AG
K. Hovnanian Enterprises	09/20/12	5.000%		50	*	(49)	(1,477)	1,428	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%		50	*	(424)	(4,136)	3,712	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1) (continued)
K. Hovnanian Enterprises	12/20/12	5.000%	$50	*	$(424)	$(4,019)	$3,595	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	*	(424)	(3,773)	3,349	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	*	(424)	(4,611)	4,187	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	50	*	(424)	(5,235)	4,811	UBS AG
K. Hovnanian Enterprises	12/20/12	5.000%	30	*	(254)	(2,264)	2,010	Morgan Stanley
K. Hovnanian Enterprises	12/20/12	5.000%	20	*	(169)	(1,580)	1,411	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/13	5.000%	200	*	(4,694)	(4,352)	(342)	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%	100	*	(2,347)	(8,104)	5,757	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/13	5.000%	50	*	(1,174)	(3,136)	1,962	Citigroup, Inc.
K. Hovnanian Enterprises	03/20/13	5.000%	50	*	(1,174)	(4,433)	3,259	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%	50	*	(1,174)	(3,382)	2,208	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%	50	*	(1,174)	(2,850)	1,676	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%	50	*	(1,174)	(6,226)	5,052	Royal Bank of Scotland PLC
K. Hovnanian Enterprises	03/20/13	5.000%	20	*	(469)	(2,823)	2,354	Royal Bank of Scotland PLC
K. Hovnanian Enterprises	06/20/13	5.000%	230	*	(10,190)	(2,054)	(8,136)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	200	*	(8,861)	(22,319)	13,458	Morgan Stanley
K. Hovnanian Enterprises	06/20/13	5.000%	150	*	(6,646)	(2,433)	(4,213)	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	150	*	(6,646)	(10,182)	3,536	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	*	(4,431)	(8,421)	3,990	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	*	(4,431)	(1,766)	(2,665)	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	*	(12,363)	(5,881)	(6,482)	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	*	(12,363)	(5,871)	(6,492)	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(3,971)	1,756	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(3,022)	807	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(3,278)	1,063	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(3,635)	1,420	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(3,523)	1,308	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1) (continued)
K. Hovnanian Enterprises	06/20/13	5.000%	$50	*	$(2,215)	$(4,227)	$2,012	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(4,210)	1,995	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(5,430)	3,215	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(4,071)	1,856	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	(2,215)	(4,341)	2,126	UBS AG
K. Hovnanian Enterprises	09/20/13	5.000%	50	*	(3,361)	(5,388)	2,027	Deutsche Bank AG
K. Hovnanian Enterprises	09/20/13	5.000%	50	*	(3,361)	(5,166)	1,805	Deutsche Bank AG
K. Hovnanian Enterprises	09/20/13	5.000%	50	*	(3,361)	(4,993)	1,632	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	400	*	(49,452)	(14,249)	(35,203)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	300	*	(37,089)	(9,958)	(27,131)	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/14	5.000%	300	*	(37,089)	(8,551)	(28,538)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	120	*	(14,836)	(7,620)	(7,216)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	120	*	(14,836)	(4,131)	(10,705)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	100	*	(12,363)	(2,853)	(9,510)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	10	*	(1,236)	(275)	(961)	UBS AG
K. Hovnanian Enterprises	03/20/14	5.000%	10	*	(1,236)	(738)	(498)	UBS AG
K. Hovnanian Enterprises	03/20/17	5.000%	150	*	(3,521)	(10,121)	6,600	Barclays Bank PLC
Lennar Corp.	06/20/13	5.000%	170	0.895%	7,079	4,967	2,112	UBS AG
MBIA Global	12/20/12	5.000%	20	*	(1,319)	(1,397)	78	UBS AG
McClatchy Corp.	12/20/12	5.000%	120	3.474%	1,057	(511)	1,568	Deutsche Bank AG
McClatchy Corp.	12/20/12	5.000%	50	3.474%	(287)	(1,444)	1,157	Credit Suisse First Boston
McClatchy Corp.	12/20/12	5.000%	50	3.474%	440	(215)	655	Deutsche Bank AG
McClatchy Corp.	12/20/12	5.000%	50	3.474%	440	(115)	555	Morgan Stanley
McClatchy Corp.	12/20/12	5.000%	50	3.474%	440	(75)	515	Morgan Stanley
McClatchy Corp.	12/20/12	5.000%	50	3.474%	440	(213)	653	UBS AG
McClatchy Corp.	12/20/13	5.000%	200	*	(1,144)	(5,140)	3,996	Morgan Stanley
McClatchy Corp.	12/20/13	5.000%	120	*	(686)	(3,250)	2,564	Deutsche Bank AG
McClatchy Corp.	12/20/13	5.000%	120	*	(686)	(3,642)	2,956	Deutsche Bank AG
McClatchy Corp.	06/20/14	5.000%	350	*	(11,220)	(2,280)	(8,940)	UBS AG
McClatchy Corp.	06/20/14	5.000%	300	*	(9,617)	(1,435)	(8,182)	UBS AG
McClatchy Corp.	06/20/14	5.000%	150	*	(4,808)	(2,825)	(1,983)	UBS AG
McClatchy Corp.	06/20/14	5.000%	95	*	(3,045)	(324)	(2,721)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1) (continued)
McClatchy Corp.	06/20/14	5.000%	$50	*	$(1,603)	$(1,443)	$(160)	Citigroup, Inc.
McClatchy Corp.	06/20/14	5.000%	50	*	(1,603)	(1,892)	289	Morgan Stanley
McClatchy Corp.	06/20/14	5.000%	50	*	(1,603)	(1,352)	(251)	Morgan Stanley
McClatchy Corp.	03/20/15	5.000%	190	*	(17,718)	(5,333)	(12,385)	Citigroup, Inc.
McClatchy Corp.	03/20/15	5.000%	120	*	(11,190)	(3,939)	(7,251)	Deutsche Bank AG
R.R. Donnelley & Sons	09/20/17	5.000%	600	*	(69,275)	(77,878)	8,603	Barclays Bank PLC
Realogy Corp.	12/20/12	5.000%	120	*	10	(1,633)	1,643	Citigroup, Inc.
Realogy Corp.	12/20/12	5.000%	120	*	10	(1,943)	1,953	Citigroup, Inc.
Realogy Corp.	12/20/12	5.000%	120	*	10	(8,467)	8,477	Deutsche Bank AG
Realogy Corp.	12/20/12	5.000%	120	*	10	(1,706)	1,716	Morgan Stanley
Realogy Corp.	12/20/12	5.000%	120	*	10	(1,563)	1,573	Morgan Stanley
Realogy Corp.	12/20/12	5.000%	120	*	10	(1,768)	1,778	UBS AG
Realogy Corp.	12/20/12	5.000%	100	*	8	(1,380)	1,388	Citigroup, Inc.
Realogy Corp.	12/20/12	5.000%	20	*	2	(309)	311	Barclays Bank PLC
Realogy Corp.	06/20/13	5.000%	50	*	(65)	(134)	69	Deutsche Bank AG
Realogy Corp.	06/20/13	5.000%	50	*	(65)	(127)	62	UBS AG
Realogy Corp.	12/20/13	5.000%	200	*	(2,375)	(4,215)	1,840	Deutsche Bank AG
Realogy Corp.	12/20/13	5.000%	120	*	(1,425)	(7,453)	6,028	Citigroup, Inc.
Realogy Corp.	12/20/13	5.000%	120	*	(1,425)	(7,621)	6,196	Morgan Stanley
Realogy Corp.	12/20/13	5.000%	120	*	(1,425)	(7,737)	6,312	UBS AG
Realogy Corp.	06/20/14	5.000%	200	*	(6,164)	(5,924)	(240)	Deutsche Bank AG
Realogy Corp.	06/20/14	5.000%	100	*	(3,082)	(3,358)	276	Citigroup, Inc.
Realogy Corp.	06/20/14	5.000%	50	*	(1,541)	(1,438)	(103)	UBS AG
Realogy Corp.	06/20/14	5.000%	50	*	(1,541)	(1,159)	(382)	UBS AG
Realogy Corp.	09/20/14	5.000%	100	*	(3,992)	(3,658)	(334)	Deutsche Bank AG
Rite Aid Corp.	09/20/12	5.000%	50	2.316%	384	(99)	483	Barclays Bank PLC
Rite Aid Corp.	03/20/14	5.000%	150	4.172%	2,300	(5,634)	7,934	Deutsche Bank AG
Rite Aid Corp.	03/20/14	5.000%	50	4.172%	767	(1,654)	2,421	Deutsche Bank AG
Standard Pacific Corp.	12/20/16	5.000%	250	3.625%	14,315	(13,178)	27,493	Deutsche Bank AG
Standard Pacific Corp.	12/20/16	5.000%	200	3.625%	11,452	(13,147)	24,599	Barclays Bank PLC
Standard Pacific Corp.	12/20/16	5.000%	100	3.625%	5,726	(4,839)	10,565	Credit Suisse First Boston
SuperValu, Inc.	09/20/14	5.000%	90	*	(1,303)	(2,808)	1,505	Barclays Bank PLC
SuperValu, Inc.	12/20/15	5.000%	290	*	(21,901)	(12,578)	(9,323)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	*	(9,062)	(3,797)	(5,265)	Citigroup, Inc.
SuperValu, Inc.	12/20/15	5.000%	120	*	(9,062)	(3,797)	(5,265)	Deutsche Bank AG
SuperValu, Inc.	12/20/15	5.000%	120	*	(9,062)	(3,797)	(5,265)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	*	(9,062)	(3,268)	(5,794)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	*	(9,062)	(4,459)	(4,603)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1) (continued)
SuperValu, Inc.	12/20/15	5.000%	$120	*	$(9,062)	$(6,060)	$(3,002)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	50	*	(3,776)	(2,786)	(990)	BNP Paribas
SuperValu, Inc.	12/20/15	5.000%	50	*	(3,776)	(2,787)	(989)	BNP Paribas
SuperValu, Inc.	12/20/15	5.000%	50	*	(3,776)	(2,629)	(1,147)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	170	*	(14,868)	(9,759)	(5,109)	UBS AG
SuperValu, Inc.	03/20/16	5.000%	120	*	(10,495)	(7,353)	(3,142)	Morgan Stanley
SuperValu, Inc.	03/20/16	5.000%	110	*	(9,621)	(6,945)	(2,676)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	110	*	(9,621)	(7,231)	(2,390)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	100	*	(8,746)	(7,060)	(1,686)	Credit Suisse International
SuperValu, Inc.	03/20/16	5.000%	100	*	(8,746)	(8,466)	(280)	UBS AG
SuperValu, Inc.	03/20/16	5.000%	90	*	(7,871)	(6,361)	(1,510)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	70	*	(6,122)	(5,221)	(901)	Morgan Stanley
SuperValu, Inc.	03/20/16	5.000%	60	*	(5,248)	(4,262)	(986)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	30	*	(2,624)	(2,568)	(56)	Credit Suisse International
SuperValu, Inc.	09/20/16	5.000%	100	*	(10,980)	(11,120)	140	BNP Paribas
Texas Competitive	09/20/12	5.000%	100	*	(1,931)	(1,763)	(168)	Credit Suisse First Boston
Texas Competitive	09/20/12	5.000%	100	*	(1,931)	(1,221)	(710)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	100	*	(1,931)	(1,477)	(454)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	100	*	(1,931)	(1,523)	(408)	Deutsche Bank AG
Texas Competitive	09/20/12	5.000%	50	*	(965)	(611)	(354)	BNP Paribas
Texas Competitive	09/20/12	5.000%	50	*	(965)	(903)	(62)	Credit Suisse First Boston
Texas Competitive	09/20/12	5.000%	50	*	(965)	(979)	14	Deutsche Bank AG

					$(938,519)	$(808,387)	$(130,132)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps – Buy Protection(2):
Aetna, Inc.	09/20/16	$200	1.000%	$(3,179)	$(1,522)	$(1,657)	Barclays Bank PLC
Aetna, Inc.	09/20/16	200	1.000%	(3,179)	(1,521)	(1,658)	Barclays Bank PLC
Alcoa Inc.	09/20/17	450	1.000%	53,203	58,694	(5,491)	Bank of America
Ally Financial , Inc.	12/20/13	50	5.000%	(1,899)	1,346	(3,245)	Barclays Bank PLC
Ally Financial , Inc.	12/20/13	50	5.000%	(1,899)	1,346	(3,245)	Deutsche Bank AG
Ally Financial , Inc.	03/20/14	50	5.000%	(1,974)	1,414	(3,388)	UBS AG
Beazer Homes USA	09/20/13	20	5.000%	(241)	435	(676)	Morgan Stanley
Beazer Homes USA	09/20/16	100	5.000%	8,502	14,423	(5,921)	Citigroup, Inc.
Beazer Homes USA	09/20/16	50	5.000%	4,251	14,374	(10,123)	Deutsche Bank AG
Bundesrepub. Deutschland	06/20/17	3,500	0.250%	120,184	76,417	43,767	UBS AG
CDX.EM.17.V1	06/20/17	2,300	5.000%	(226,750)	(283,435)	56,685	Barclays Bank PLC
CDX.EM.17.V1	06/20/17	2,000	5.000%	(197,174)	(245,896)	48,722	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps – Buy Protection(2) (continued)
CDX.EM.17.V1	06/20/17	$300	5.000%	$(29,576)	$(25,032)	$(4,544)	Barclays Bank PLC
CDX.HY.15 25-35% 5Y	12/20/15	300	5.000%	(3,863)	(2,140)	(1,723)	Bank of America
CDX.HY.15 25-35% 5Y	12/20/15	200	5.000%	(2,575)	(1,625)	(950)	Bank of America
CDX.HY.18.V1	06/20/17	350	5.000%	11,869	9,356	2,513	Bank of America
CDX.HY.18.V1	06/20/17	310	5.000%	10,512	21,825	(11,313)	Bank of America
CDX.HY.18.V1	06/20/17	250	5.000%	8,478	9,328	(850)	Credit Suisse First Boston
CDX.HY.18.V2	06/20/17	450	5.000%	15,260	24,878	(9,618)	Bank of America
CDX.HY.18.V2	06/20/17	310	5.000%	10,340	12,304	(1,964)	Barclays Bank PLC
CDX.ID.9.V4	12/20/17	25	0.800%	956	519	437	Morgan Stanley
CDX.NA.IG.9.V4	12/20/17	900	0.800%	34,402	27,233	7,169	UBS AG
CDX.NA.IG.9.V4	12/20/17	40	0.800%	1,529	1,647	(118)	Morgan Stanley
CMBX.2.V1.NA.AJ	03/15/49	290	1.090%	72,049	34,661	37,388	Morgan Stanley
CMBX.NA.AA.2.V1	03/15/49	250	0.150%	110,567	93,181	17,386	Morgan Stanley
CMBX.NA.AA.2.V1	03/15/49	120	0.150%	53,072	46,148	6,924	Deutsche Bank AG
CMBX.NA.AA.2.V1	03/25/49	130	0.150%	57,495	61,302	(3,807)	Morgan Stanley
CMBX.NA.AA.2.V1	03/25/49	30	0.150%	13,268	14,638	(1,370)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49	250	0.270%	166,551	134,026	32,525	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	120	0.270%	79,945	65,750	14,195	Morgan Stanley
CMBX.NA.AM.1	10/12/52	200	0.500%	15,906	31,894	(15,988)	Morgan Stanley
CMBX.NA.BBB.4.V1	02/17/49	350	5.000%	300,052	265,999	34,053	Citigroup, Inc.
Darden Restaurants Inc.	09/20/17	450	1.000%	4,201	8,150	(3,949)	Deutsche Bank AG
Federal Republic of Brazil	06/20/17	600	1.000%	13,858	4,304	9,554	UBS AG
France (Govt Of)	06/20/17	759	0.250%	54,294	60,246	(5,952)	Morgan Stanley
France (Govt Of)	09/20/17	835	0.250%	66,526	70,308	(3,782)	Barclays Bank PLC
Goodrich Corp.	03/20/17	110	1.000%	(4,042)	(4,510)	468	UBS AG
Hartford Financial Services Group	09/20/16	200	1.000%	12,968	8,282	4,686	Deutsche Bank AG
Hartford Financial Services Group	09/20/16	100	1.000%	6,484	4,104	2,380	Citigroup, Inc.
Hartford Financial Services Group	09/20/16	100	1.000%	6,484	7,510	(1,026)	UBS AG
International Paper Co.	09/20/17	250	1.000%	7,577	10,066	(2,489)	Citigroup, Inc.
Ltd. Brands Inc.	09/20/17	300	1.000%	20,936	23,599	(2,663)	Deutsche Bank AG
MCDX.NA.17.V1	12/20/16	450	1.000%	10,979	14,550	(3,571)	Morgan Stanley
MCDX.NA.17.V1	12/20/16	200	1.000%	4,880	6,971	(2,091)	Morgan Stanley
MCDX.NA.18.V1	06/20/17	550	1.000%	17,085	15,187	1,898	Citigroup, Inc.
Nordstrom Inc.	09/20/17	250	1.000%	1,514	2,685	(1,171)	Morgan Stanley
People’s Republic of China	06/20/17	600	1.000%	4,180	2,557	1,623	Bank of America
People’s Republic of China	06/20/17	600	1.000%	4,180	2,836	1,344	Citigroup, Inc.
People’s Republic of China	06/20/17	600	1.000%	4,180	2,277	1,903	Deutsche Bank AG
People’s Republic of China	06/20/17	450	1.000%	3,135	1,522	1,613	Citigroup, Inc.
People’s Republic of China	06/20/17	300	1.000%	2,090	1,418	672	Citigroup, Inc.
People’s Republic of China	06/20/17	300	1.000%	2,090	718	1,372	Citigroup, Inc.
Pulte Group, Inc.	12/20/16	350	5.000%	(26,394)	(6,252)	(20,142)	Deutsche Bank AG
Pulte Group, Inc.	12/20/16	200	5.000%	(15,082)	(626)	(14,456)	Barclays Bank PLC
Starwood Hotels & Resort	09/20/17	300	1.000%	6,852	7,302	(450)	Citigroup, Inc.
U.S. Treasury	09/20/16	450	0.250%	3,125	8,492	(5,367)	UBS AG
U.S. Treasury	09/20/16	200	0.250%	1,139	3,443	(2,304)	Deutsche Bank AG
United Kingdom Treasury	09/20/16	200	1.000%	(4,239)	(1,563)	(2,676)	Citigroup, Inc.
United Kingdom Treasury	09/20/16	200	1.000%	(4,239)	(1,685)	(2,554)	UBS AG
United Mexican States	06/20/17	1,150	1.000%	17,715	4,467	13,248	UBS AG
United Mexican States	06/20/17	1,150	1.000%	17,715	4,467	13,248	UBS AG
United Mexican States	06/20/17	600	1.000%	9,242	4,873	4,369	UBS AG
Weyerhaeuser Co.	09/20/17	300	1.000%	10,464	13,937	(3,473)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
XL Group PLC	03/20/17	$250	1.000%	$2,401	$1,701	$700	Bank of America
XL Group PLC	03/20/17	200	1.000%	2,886	200	2,686	Barclays Bank PLC
XL Group PLC	03/20/17	100	1.000%	960	853	107	Bank of America
XL Group PLC	03/20/17	100	1.000%	960	637	323	Bank of America

				$943,186	$744,993	$198,193

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$701,854,195	$289,990,123	$42,386
Preferred Stocks	5,050,617	5,229,614	—
Unaffiliated Mutual Funds	1,192,605	—	—
Warrants	178,552	—	—
Asset-Backed Securities	—	22,058,593	391,889
Bank Loans	—	18,688,379	96,216
Commercial Mortgage-Backed Securities	—	14,341,144	660,295
Convertible Bonds	—	9,696,264	192,307
Corporate Bonds	—	422,381,862	733,374
Foreign Government Bonds	—	37,234,850	—
Municipal Bonds	—	659,893	—
Residential Mortgage-Backed Securities	—	212,275,400	—
U.S. Government Agency Obligations	—	81,754,560	2,576,775
U.S. Treasury Obligations	—	193,619,063	—
Affiliated Money Market Mutual Fund	478,799,622	—	—
Options Purchased	10,212	11,935	—
Options Written	(2,281)	—	—
Short Sales—Common Stocks	(100,974,027)	—	—
Short Sales—Exchange Traded Funds	(9,466,501)	—	—
Short Sales—U.S. Government Agency Obligations	—	(19,055,131)	—
Other Financial Instruments*
Futures	6,992,804	—	—
Foreign Forward Currency Contracts	—	(190,121)	—
Interest Rate Swaps	—	90,666	—
Credit Default Swaps	—	(113,458)	—

Total	$1,083,635,798	$1,288,673,636	$4,693,242

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $832,036,308. $238,607,275 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (7.7% represents investments purchased with collateral from securities on loan)	20.8%
Residential Mortgage-Backed Securities	9.2
U.S. Treasury Obligations	8.4
Oil & Gas	4.4
Diversified Financial Services	3.7
U.S. Government Agency Obligations	3.7
Real Estate Investment Trusts	3.2
Media	3.1
Pharmaceuticals	3.0
Insurance	2.9
Telecommunications	2.8
Financial – Bank & Trust	2.7
Computers	2.3
Electric	2.1
Retail	2.0
Banks	1.9
Foreign Government Bonds	1.6
Semiconductors	1.6
Software	1.6
Commercial Banks	1.4
Chemicals	1.3
Food	1.3
Automobile Manufacturers	1.1
Healthcare Services	1.1
Transportation	1.1
Agriculture	1.0
Asset-Backed Securities	1.0
Metals & Mining	1.0
Beverages	0.9
Real Estate	0.9
Biotechnology	0.8
Commercial Services	0.8
Electronic Components & Equipment	0.8
Internet Software & Services	0.8
Retail & Merchandising	0.8
Diversified Manufacturing	0.7
Lodging	0.7
Pipelines	0.7
Commercial Mortgage-Backed Securities	0.6
Gas	0.6
Multi-National	0.6
Aerospace & Defense	0.5
Distribution/Wholesale	0.5
Auto Parts & Equipment	0.4
Electronics	0.4
Entertainment	0.4
Healthcare Products	0.4
Oil & Gas Services	0.4
Apparel	0.3
Building Materials	0.3
Cosmetics/Personal Care	0.3
Holding Companies – Diversified	0.3
Household Products/Wares	0.3
Leisure Time	0.3
Advertising	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Diversified Machinery	0.2

Forest Products & Paper	0.2%
Home Builders	0.2
Iron/Steel	0.2
Office Equipment	0.2
Savings & Loan	0.2
Airlines	0.1
Coal	0.1
Environmental Control	0.1
Hand/Machine Tools	0.1
Industrial Products	0.1
Investment Company	0.1
Machinery - Construction & Mining	0.1
Unaffiliated Mutual Funds	0.1
Water	0.1
Advertising	(0.1)
Agriculture	(0.1)
Automobile Manufacturers	(0.1)
Banks	(0.1)
Commercial Banks	(0.1)
Computers	(0.1)
Diversified Financial Services	(0.1)
Diversified Machinery	(0.1)
Food	(0.1)
Household Products/Wares	(0.1)
Iron/Steel	(0.1)
Lodging	(0.1)
Software	(0.1)
Telecommunications	(0.1)
Aerospace & Defense	(0.2)
Chemicals	(0.2)
Diversified Manufacturing	(0.2)
Electric	(0.2)
Healthcare Products	(0.2)
Media	(0.2)
Oil & Gas	(0.2)
Pharmaceuticals	(0.2)
Retail	(0.2)
Transportation	(0.2)
Insurance	(0.3)
Semiconductors	(0.3)
Real Estate Investment Trusts	(0.4)
Exchange Traded Funds	(0.4)
U.S. Government Agency Obligations	(0.8)

102.9
Liabilities in excess of other assets	(2.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$748,633	*	Due from broker-variation margin	$606,930	*
Interest rate contracts	Unrealized appreciation on swap agreements	116,578		Unrealized depreciation on swap agreements	25,912
Interest rate contracts	Unaffiliated investments	22,147		Written options outstanding, at value	2,281
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	935,294		Unrealized depreciation on foreign currency forward contracts	1,125,415
Credit contracts	Unrealized appreciation on swap agreements	731,087		Unrealized depreciation on swap agreements	844,545
Credit contracts	Premiums paid for swap agreements	1,343,078		Premiums received for swap agreements	2,234,471
Equity contracts	Unaffiliated investments	178,552		—	—
Equity contracts	Due from broker-variation margin	9,767,283	*	Due from broker-variation margin	2,916,182	*

Total		$13,842,652			$7,755,736

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(52,692)	$(3,752,627)	$22,594	$(50,469)	$—	$(3,833,194)
Foreign exchange contracts	—	—	—	—	—	939,014	939,014
Credit contracts	—	—	—	—	(2,646,584)	—	(2,646,584)
Equity contracts	3,629	—	(741,477)	—	—	—	(737,848)

Total	$3,629	$(52,692)	$(4,494,104)	$22,594	$(2,697,053)	$939,014	$(6,278,612)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(14,642)	$(85,705)	$(171)	$56,169	$—	$(44,349)
Foreign exchange contracts	—	—	—	—	—	(838,483)	(838,483)
Credit contracts	—	—	—	—	4,451,182	—	4,451,182
Equity contracts	(17,555)	—	5,584,018	—	—	—	5,566,463

Total	$(17,555)	$(14,642)	$5,498,313	$(171)	$4,507,351	$(838,483)	$9,134,813

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$17,780	$1,699	$522,169,555	$345,614,585	$37,253,406	$75,511,386	$13,214,026	$28,773,636	$35,319,638

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $173,811,089:
Unaffiliated investments (cost $1,947,300,803)	$2,020,921,103
Affiliated investments (cost $478,799,622)	478,799,622
Cash	88,844
Foreign currency, at value (cost $4,080,004)	4,097,874
Deposit with broker	96,001,611
Receivable for investments sold	69,807,804
Dividends and interest receivable	11,047,379
Receivable for fund share sold	5,558,845
Due from broker-variation margin	2,962,303
Premiums paid for swap agreements	1,343,078
Unrealized appreciation on foreign currency forward contracts	935,294
Unrealized appreciation on swap agreements	847,665
Tax reclaim receivable	766,953
Prepaid expenses	1,795

Total Assets	2,693,180,170

LIABILITIES:
Payable to broker for collateral for securities on loan	176,637,623
Securities sold short, at value (proceeds received
$124,827,348)	129,495,659
Payable for investments purchased.	77,728,304
Premiums received for swap agreements	2,234,471
Unrealized depreciation on foreign currency forward contracts	1,125,415
Advisory fees payable	913,692
Unrealized depreciation on swap agreements	870,457
Accrued expenses and other liabilities	275,261
Dividends payable on securities sold short	172,907
Interest payable on securities sold short	21,434
Shareholder servicing fees payable.	16,862
Foreign withheld taxes payable	4,969
Written options outstanding, at value (premiums received $2,110)	2,281
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	153

Total Liabilities	389,499,980

NET ASSETS	$2,303,680,190

Net assets were comprised of:
Paid-in capital	$2,280,365,860
Retained earnings	23,314,330

Net assets, June 30, 2012	$2,303,680,190

Net asset value and redemption price per share, $2,303,680,190 / 172,739,611 outstanding shares of beneficial interest.	$13.34

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$19,059,805
Unaffiliated dividend income (net of $676,245 foreign withholding tax)	13,963,489
Affiliated dividend income	321,391
Affiliated income from securities lending, net	174,632

33,519,317

EXPENSES
Advisory fees	11,349,902
Dividend on securities sold short	1,294,076
Shareholder servicing fees and expenses	1,134,990
Custodian and accounting fees	505,000
Broker fees and expenses on short sales	127,143
Audit fee	28,000
Trustees’ fees	16,000
Commitment fee on syndicated credit agreement	12,000
Insurance expenses	12,000
Legal fees and expenses	7,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Loan interest expense (Note 7)	1,151
Miscellaneous.	23,330

Total expenses	14,520,592
Less: shareholder servicing fee waiver.	(362,002)

Net expenses	14,158,590

NET INVESTMENT INCOME	19,360,727

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	19,999,513
Futures transactions	(4,494,104)
Options written transactions	22,594
Short sales transactions	(4,477,020)
Swap agreements transactions	(2,697,053)
Foreign currency transactions	703,858

9,057,788

Net change in unrealized appreciation (depreciation) on:
Investments.	64,462,939
Futures	5,498,313
Options written	(171)
Short sales	(381,581)
Swap agreements	4,507,351
Foreign currencies	(800,723)

73,286,128

NET GAIN ON INVESTMENTS	82,343,916

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,704,643

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,360,727	$35,757,263
Net realized gain on investment and foreign currency transactions	9,057,788	38,174,607
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	73,286,128	(96,585,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,704,643	(22,653,805)

DISTRIBUTIONS	(35,787,164)	(18,909,901)

FUND SHARE TRANSACTIONS:
Fund share sold [31,622,667 and 64,608,536 shares, respectively]	423,827,364	837,058,516
Fund share issued in reinvestment of distributions [2,729,761 and 1,444,607 shares, respectively]	35,787,164	18,909,901
Fund share repurchased [17,040,409 and 70,195,032 shares, respectively]	(226,778,836)	(881,394,848)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	232,835,692	(25,426,431)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	57,028

TOTAL INCREASE (DECREASE) IN NET ASSETS	298,753,171	(66,933,109)
NET ASSETS:
Beginning of period	2,004,927,019	2,071,860,128

End of period	$2,303,680,190	$2,004,927,019

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

LONG-TERM INVESTMENTS — 55.1% ASSET-BACKED SECURITIES — 0.9%	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE7, Class 1A1	Caa2	1.245%(c)	10/25/37		$3,784	$2,387,605
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	Ba3	0.345%(c)	06/25/37		1,782	1,692,638
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	Aaa	0.945%(c)	07/25/32		3	1,954
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	Aaa	0.985%(c)	08/25/32		98	68,877
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	Caa1	0.365%(c)	07/25/37		1,161	922,711
EFS Volunteer LLC, Series 2010-1, Class A1, 144A	AAA(d)	1.316%(c)	10/26/26		1,487	1,483,307
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.315%(c)	08/25/37		1,901	564,327
Ford Auto Securitization Trust (Canada), Series 2010-R3A, Class A1, 144A	AAA(d)	1.926%	06/15/13	CAD	214	209,761
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.534%(c)	01/20/34		1,824	1,674,693
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.805%(c)	10/25/34		23	19,059
Magnolia Funding Ltd. (United Kingdom), Series 2010-1A, Class A1, 144A	NR	3.000%	04/20/17	EUR	822	1,043,050
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	Aaa	0.745%(c)	12/25/33		333	283,884
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	Aaa	0.605%(c)	11/25/34		168	126,872
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	B3	0.375%(c)	05/25/37		1,573	808,769

TOTAL ASSET-BACKED SECURITIES (cost $15,399,601)						11,287,507

BANK LOANS(c) — 1.0%
Financial Services — 0.3%
Springleaf Financial Corp., Initial Loan	B3	5.500%	05/10/17		4,200	3,947,248

Healthcare Services — 0.7%
HCA, Inc., Term Loan A-2.	Ba3	2.741%	05/02/16		3,750	3,665,625
HCA, Inc., Term Loan B-2.	Ba3	2.491%	11/17/13		3,054	3,035,806
HCA, Inc., Term Loan B-2.	Ba3	3.720%	03/30/17		1,329	1,289,823

						7,991,254

TOTAL BANK LOANS (cost $12,298,043)						11,938,502

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	1.992%(c)	11/15/15		3,579	3,391,135
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 26A, 144A	NR	4.230%	05/22/34		96	95,912
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 32A, 144A	NR	4.230%	12/22/32		15	14,483
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A	Aaa	3.156%	07/10/46		4,346	4,555,738
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.779%(c)	07/09/21		4,247	4,156,998

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,868,296)						12,214,266

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — 24.7%	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	3.000%	10/15/12		$7,100	$7,148,053
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	1.125%	11/12/13		3,000	3,012,438
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, MTN	Ba1	7.000%	01/15/15	EUR	1,500	2,126,803

						12,287,294

Computer Services & Software — 0.3%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	0.747%(c)	05/24/13		3,400	3,392,581

Diversified Financial Services — 0.3%
DanFin Funding Ltd. (Ireland), Gov’t. Liquid Gtd. Notes, 144A.	Aaa	1.167%(c)	07/16/13		3,000	3,010,632
Morgan Stanley, Sr. Unsec’d. Notes	A2	3.450%	11/02/15		800	774,675
						3,785,307

Electric — 0.4%
Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A.	Baa1	2.500%	08/15/15(g)		1,500	1,538,314
Tokyo Electric Power Co., Inc. (The) (Japan), Bonds	Ba2	4.500%	03/24/14	EUR	2,000	2,518,350

						4,056,664

Electronic Components & Equipment — 0.2%
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB+(d)	4.450%	09/14/12		2,000	2,013,670

Financial – Bank & Trust — 10.4%
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.500%	01/22/15		2,000	2,115,000
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa2	4.500%	01/20/16	EUR	5,600	7,348,317
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A.	Baa1	4.250%	01/14/16		1,900	1,876,250
Banco Santander Brazil SA (Brazil), Sr. Unsec’d. Notes, 144A.	Baa1	2.568%(c)	03/18/14		8,700	8,372,932
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A.	Aa3	2.066%(c)	01/19/16		6,500	6,077,500
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A.	Aa3	3.750%	09/22/15		4,500	4,500,756
Banco Votorantim Nassau (Brazil), Sr. Unsec’d Notes, 144A.	Baa2	3.473%	03/28/14		4,400	4,333,492
Banco Votorantim SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	5.250%	02/11/16		5,400	5,525,615
BPCE SA (France), Sr. Unsec’d. Notes, 144A	Aa3	2.375%	10/04/13		6,700	6,623,458
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	2.600%	07/02/15		4,000	4,206,956
Cie de Financement Foncier (France), Covered Bonds, 144A	Aaa	1.216%(c)	07/23/12		4,800	4,799,818
Cie de Financement Foncier (France), Covered Bonds, 144A	Aaa	1.625%	07/23/12		5,000	5,001,005
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	A1	3.200%	04/03/17		5,900	5,967,372
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes .	Ba1	0.669%(c)	04/05/13		700	679,958
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes .	Ba1	2.000%	09/15/15		2,000	1,789,892
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes .	Ba1	2.375%	05/25/16		100	88,887
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes .	Ba1	3.000%	11/17/14		450	426,346
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes .	Ba1	4.750%	06/11/13	EUR	100	128,337

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Financial – Bank & Trust (continued)
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	5.500%	05/25/16		$500	$491,322
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	5.500%	06/26/17		500	485,522
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes, MTN	Ba1	1.875%	04/02/13		600	588,030
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	0.818%(c)	09/14/12		5,950	5,950,101
ICICI Bank Ltd. (India), Bonds, 144A	Baa2	2.217%(c)	02/24/14		10,600	10,277,039
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	5.300%	01/17/13		4,700	4,789,093
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A1	5.750%	09/10/13		2,500	2,614,375
Kreditanstalt Fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes, MTN.	Aaa	6.250%	05/19/21	AUD	4,800	5,565,350
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	1.367%(c)	01/14/14		6,600	6,600,706
Royal Bank of Scotland PLC (The) (United Kingdom), Series 1, Gtd. Notes	A2	2.887%(c)	08/23/13		4,900	4,924,471
Stadshypotek AB (Sweden), Covered Bonds, 144A	Aaa	1.011%(c)	09/30/13		3,100	3,081,906
Swedbank AB (Sweden), Gov’t. Liquid Gtd. Notes, 144A.	Aaa	0.917%(c)	01/14/13		8,200	8,201,058
UBS AG (Switzerland), Sr. Unsec’d. Notes	Aa3	1.466%(c)	01/28/14		2,100	2,088,475

						125,519,339

Financial Services — 5.8%
Ally Financial, Inc., Gtd. Notes	B1	3.667%(c)	02/11/14		7,300	7,247,002
Ally Financial, Inc., Gtd. Notes	B1	6.250%	12/01/17		600	631,987
Ally Financial, Inc., Gtd. Notes, 144A.	B1	7.500%	09/15/20		2,400	2,697,000
Ally Financial, Inc., Series 8, Gtd. Notes	B1	6.750%	12/01/14		100	105,250
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%	05/02/13		500	520,845
Banco Bradesco SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	2.566%(c)	05/16/14		6,900	6,890,885
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	B2	5.250%	04/01/14		7,200	7,452,000
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.500%	08/19/13		8,858	9,281,085
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust (Guernsey), Sr. Sec’d. Notes, 144A.	A3	5.125%	11/30/24(g)		1,000	1,000,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	7.500%	08/01/12		1,450	1,455,717
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	8.000%	06/01/14		1,800	1,996,731
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.950%	01/18/18		1,000	1,070,288
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	7.500%	02/15/19		6,798	7,752,453
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20		390	411,345
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19		200	233,746
JPMorgan Chase Bank NA, Sub. Notes	A1	1.136%(c)	05/31/17	EUR	300	343,584
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.011%	12/23/13		4,200	945,000
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	0.973%(c)	05/30/14	EUR	7,400	8,923,714
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa1	5.450%	07/15/14		1,300	1,360,208
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	2.875%	09/14/12		5,400	5,422,523
Volkswagen International Finance NV (Netherlands), Gtd. Notes, 144A	A3	1.625%	08/12/13		4,000	4,032,388

						69,773,751

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Food — 0.4%
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	02/11/13	$2,384	$2,457,210
Woolworths Ltd. (Australia), Sr. Unsec’d. Notes, 144A	A3	2.550%	09/22/15	2,400	2,470,812

					4,928,022

Healthcare Providers & Services — 0.4%
Fresenius Medical Care US Finance, Inc., Gtd. Notes	Ba2	6.875%	07/15/17	4,500	5,000,625

Home Builders — 1.7%
D.R. Horton, Inc., Gtd. Notes	Ba3	6.500%	04/15/16	2,500	2,706,250
D.R. Horton, Inc., Gtd. Notes	Ba3	6.875%	05/01/13	5,100	5,284,875
Lennar Corp., Series B, Gtd. Notes	B3	5.600%	05/31/15	9,195	9,654,750
PulteGroup, Inc., Gtd. Notes	B1	5.200%	02/15/15	3,000	3,090,000

					20,735,875

Insurance — 1.3%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	3,265	3,941,466
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.450%	05/18/17	1,900	2,062,611
American International Group, Inc., Sr. Unsec’d. Notes, 144A	Baa1	3.750%	11/30/13	5,800	5,871,166
MetLife, Inc., Sr. Unsec’d. Notes	A3	1.716%(c)	08/06/13	200	201,937
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.636%(c)	01/25/13	1,600	1,595,384
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.667%(c)	01/15/14	2,000	1,968,398

					15,640,962

Investment Companies — 0.5%
FIH Erhvervsbank A/S (Denmark), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.838%(c)	06/13/13	6,000	6,000,810

Metals & Mining — 0.4%
CSN Islands XI Corp. (Cayman Islands), Gtd. Notes, 144A	Ba1	6.875%	09/21/19	1,200	1,308,000
CSN Resources SA (Luxembourg), Gtd. Notes, 144A	Ba1	6.500%	07/21/20	2,600	2,816,580

					4,124,580

Oil & Gas — 1.0%
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	Baa2	4.000%	07/15/15	1,150	1,194,741
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.146%	04/11/18	4,900	5,834,538
Reliance Holdings USA, Inc.	Baa2	4.500%	10/19/20(g)	300	281,935
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	4.950%	11/15/15	4,100	4,414,359

					11,725,573

Pipelines — 0.2%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.000%	07/01/13	2,600	2,710,765

Telecommunications — 0.4%
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	5.550%	02/01/14	3,300	3,532,756

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	7.375%	11/15/13		$1,500	$1,628,584

						5,161,340

TOTAL CORPORATE OBLIGATIONS (cost $293,448,148)						296,857,158

FOREIGN GOVERNMENT BONDS — 3.6%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa2	10.000%	01/01/13	BRL	181	91,057
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/14	BRL	522	266,573
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/17	BRL	6,482	3,309,487
Mexican Bonos (Mexico), Bonds	Baa1	10.000%	12/05/24	MXN	171,100	17,971,778
Netherlands Government Bond (Netherlands), Unsec’d. Bonds	Aaa	0.750%	04/15/15	EUR	13,700	17,449,382
Republic of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.250%	06/01/13		4,270	4,382,480
United Kingdom Gilt (United Kingdom), Bonds	Aaa	3.750%	09/07/21	GBP	100	184,351

TOTAL FOREIGN GOVERNMENT BONDS (cost $44,429,481)						43,655,108

MUNICIPAL BONDS — 0.5%
California — 0.4%
State of California, General Obligation Unlimited	A1	4.850%	10/01/14		800	862,536
State of California, General Obligation Unlimited	A1	5.650%(c)	04/01/39		3,900	4,047,303

						4,909,839

New Jersey — 0.1%
New Jersey Economic Development Authority, Revenue Bonds	A1	1.468%(c)	06/15/13		1,000	1,003,860
New Jersey Transportation Trust Fund Authority, Revenue Bonds	A1	6.875%	12/15/39		500	581,960

						1,585,820

TOTAL MUNICIPAL BONDS (cost $6,234,962)						6,495,659

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.2%
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	NR	5.250%	04/26/37		1,967	1,792,547
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	Baa3	2.922%(c)	01/25/34		418	413,177
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	A2	2.956%(c)	02/25/34		479	443,419
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	B3	2.862%(c)	11/25/34		3,993	3,301,715
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Ba2	2.220%(c)	08/25/35		521	505,790
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	2.879%(c)	09/25/35		2,307	1,580,062
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Ca	2.665%(c)	01/25/36		3,390	1,673,128
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Caa3	2.846%(c)	01/26/36		3,760	2,225,547

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa3	2.829%(c)	12/26/46	$3,745	$2,089,088
Chase Mortgage Finance Corp., Series 2005-S3, Class A10	Caa1	5.500%	11/25/35	5,900	5,422,873
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	B1	2.230%(c)	09/25/35	1,011	940,664
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	Ba3	1.990%(c)	09/25/35	219	211,823
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	AAA(d)	6.250%	12/25/33	144	149,838
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	AAA(d)	0.645%(c)	08/25/18	94	90,760
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	Baa3	6.500%(c)	01/25/34	337	337,171
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	B3	0.585%(c)	02/25/35	914	642,551
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	Caa2	0.535%(c)	04/25/35	1,466	906,491
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	Caa3	2.926%(c)	04/25/35	1,201	727,553
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	Ba1	0.585%(c)	06/25/35	2,399	2,041,412
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aaa	6.500%	04/25/33	45	48,160
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	A3	2.459%(c)	06/25/33	1,214	1,139,579
Fannie Mae REMICS, Series 1988-22, Class A	Aaa	2.390%(c)	08/25/18	3	3,118
Fannie Mae REMICS, Series 1996-39, Class H	Aaa	8.000%	11/25/23	41	46,829
Fannie Mae REMICS, Series 2004-11, Class A	Aaa	0.365%(c)	03/25/34	407	403,832
Fannie Mae REMICS, Series 2006-5, Class 3A2	Aaa	2.564%(c)	05/25/35	345	357,348
Fannie Mae REMICS, Series 2007-114, Class A6	Aaa	0.445%(c)	10/27/37	6,000	5,965,732
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	Aaa	6.500%	07/25/43	1,783	2,042,245
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	Aaa	7.000%	10/25/43	1,041	1,184,962
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.526%(c)	07/25/44	1,463	1,520,561
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.315%(c)	10/25/44	5,084	5,090,827
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.285%(c)	12/25/36	3,334	3,316,001
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	Baa1	2.560%(c)	09/25/34	838	734,186
Freddie Mac REMICS, Series 2987, Class HD	Aaa	4.500%	07/15/18	30	30,284
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	AA+(d)	3.260%(c)	06/25/34	903	808,273
Government National Mortgage Assoc., Series 1998-15, Class C	Aaa	6.500%	06/20/28	953	1,051,903
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	Caa2	0.475%(c)	06/25/45	541	306,216
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	B(d)	3.130%(c)	10/25/33	677	596,834
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	B1	2.751%(c)	06/25/34	142	126,592
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	Aaa	2.651%(c)	09/25/35	1,711	1,663,476
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	CCC(d)	5.159%(c)	11/25/35	1,340	1,104,580

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	B+(d)	2.910%(c)	04/25/36	$2,574	$2,037,122
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	Baa2	2.935%(c)	08/19/34	1,599	1,245,997
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	Caa2	2.420%(c)	10/25/35	1,251	1,118,816
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.239%(c)	10/25/35	1,424	1,234,256
NCUA Guaranteed Notes, Series 2010-R2, Class 1A	Aaa	0.611%(c)	11/06/17	6,310	6,311,699
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	Baa3	2.818%(c)	04/25/34	1,758	1,556,266
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	D(d)	2.663%(c)	01/25/36	442	384,810
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	Baa2	0.493%(c)	07/19/35	710	538,459
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Aa3	2.390%(c)	02/27/34	228	226,503
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	A1	2.453%(c)	06/25/33	83	83,316
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	A2	2.546%(c)	09/25/33	2,636	2,646,851
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A	Baa3	2.578%(c)	03/25/34	291	287,983
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A	B1	0.565%(c)	01/25/45	43	35,951
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	Caa1	0.475%(c)	04/25/45	1,392	1,120,404
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1	Caa1	0.505%(c)	11/25/45	544	429,555
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	Caa2	1.147%(c)	02/25/46	1,453	1,119,524
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	Caa3	1.158%(c)	08/25/46	920	589,667

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $84,731,815)					74,004,326

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.5%
Federal Home Loan Mortgage Corp.		2.367%(c)	01/01/34	61	64,660
Federal Home Loan Mortgage Corp.		2.460%(c)	12/01/26	19	20,406
Federal Home Loan Mortgage Corp.		2.526%(c)	07/01/29	41	43,977
Federal National Mortgage Assoc.		2.321%(c)	01/01/25	5	5,588
Federal National Mortgage Assoc.		2.390%(c)	12/01/29	34	35,328
Federal National Mortgage Assoc.		2.395%(c)	04/01/32	9	8,824
Federal National Mortgage Assoc.		4.000%	03/01/41-12/01/41	3,901	4,183,876
Federal National Mortgage Assoc.		4.500%	04/01/29-12/01/41	11,868	12,774,642
Federal National Mortgage Assoc.		4.656%(c)	04/01/24	29	30,135
Federal National Mortgage Assoc.		4.815%(c)	03/01/17	85	85,535
Government National Mortgage Assoc.		1.625%(c)	01/20/26-11/20/29	195	202,280
Government National Mortgage Assoc.		2.000%(c)	07/20/17-07/20/24	32	33,125
Government National Mortgage Assoc.		2.375%(c)	05/20/24-06/20/26	127	131,476
Government National Mortgage Assoc.		2.500%(c)	09/20/17	11	11,106

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,181,245)					17,630,958

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS — 15.7%
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125%	01/15/22		$30,400	$32,691,164
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.625%	07/15/21		2,800	3,182,897
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.125%	01/15/21		6,700	8,108,004
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.250%	07/15/20		800	979,787
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.750%	01/15/28		7,100	9,767,821
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.000%	01/15/26		2,000	2,958,218
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25-01/15/27		7,300	11,296,372
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%	01/15/29		1,300	1,932,936
U.S. Treasury Notes	0.875%	02/28/17		38,900	39,237,341
U.S. Treasury Notes	2.000%	11/15/21		33,240	34,463,132
U.S. Treasury Notes	2.000%	02/15/22		41,400	42,794,021
U.S. Treasury Notes	3.125%	05/15/21		1,200	1,366,126

TOTAL U.S. TREASURY OBLIGATIONS (cost $185,187,180)					188,777,819

TOTAL LONG-TERM INVESTMENTS (cost $670,778,771)					662,861,303

SHORT-TERM INVESTMENTS — 45.8%
U.S. TREASURY OBLIGATIONS(n) — 24.1%
U.S. Treasury Bills	0.080%	09/20/12	(h)	270	269,957
U.S. Treasury Bills	0.081%	08/02/12	(h)	290	289,984
U.S. Treasury Bills	0.090%	08/23/12		55,100	55,094,952
U.S. Treasury Bills	0.112%	09/06/12		95,700	95,688,133
U.S. Treasury Bills	0.124%	09/13/12		35,560	35,554,417
U.S. Treasury Bills	0.140%	02/07/13		8,720	8,711,481
U.S. Treasury Bills	0.140%	02/07/13	(h)	260	259,746
U.S. Treasury Bills	0.145%	08/30/12-09/13/12		17,960	17,958,017
U.S. Treasury Bills	0.170%	03/07/13		2,223	2,220,515
U.S. Treasury Bills	0.172%	05/30/13		34,633	34,572,427
U.S. Treasury Bills	0.180%	04/04/13		12,382	12,365,408
U.S. Treasury Bills	0.182%	05/30/13	(h)	26,700	26,653,302

TOTAL U.S. TREASURY OBLIGATIONS (cost $289,622,408)					289,638,339

REPURCHASE AGREEMENTS(m) — 21.3%
Barclays Capital, Inc., 0.140%, dated 06/26/12, due 07/03/12 in the amount of $22,300,607				22,300	22,300,000
Barclays Capital, Inc., 0.160%, dated 06/29/12, due 07/02/12 in the amount of $2,200,029				2,200	2,200,000
Barclays Capital, Inc., 0.160%, dated 06/29/12, due 07/02/12 in the amount of $2,200,029				2,200	2,200,000
Citigroup Global Markets, Inc., 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,500,092				5,500	5,500,000
Citigroup Global Markets, Inc., 0.220%, dated 06/29/12, due 07/02/12 in the amount of $5,500,101				5,500	5,500,000
Credit Suisse Securities LLC, 0.180%, dated 06/29/12, due 07/02/12 in the amount of $33,686,505				33,683	33,683,000
Credit Suisse Securities LLC, 0.180%, dated 06/29/12, due 07/02/12 in the amount of $51,317,770				51,317	51,317,000
Goldman Sachs & Co., 0.190%, dated 06/29/12, due 07/02/12 in the amount of $5,800,092				5,800	5,800,000
Goldman Sachs & Co., 0.200%, dated 06/06/12, due 07/16/12 in the amount of $12,002,667(g)				12,000	12,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

			Principal Amount (000)#	Value (Note 2)

REPURCHASE AGREEMENTS(m) (continued)
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,600,093			$5,600	$5,600,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $22,100,368			22,100	22,100,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $22,200,370			22,200	22,200,000
Morgan Stanley & Co. LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,500,092			5,500	5,500,000
Morgan Stanley & Co. LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,500,092			5,500	5,500,000
Morgan Stanley & Co. LLC, 0.210%, dated 06/29/12, due 07/02/12 in the amount of $5,500,096			5,500	5,500,000
RBS Securities Inc., 0.200%, dated 06/29/12, due 07/02/12 in the amount of $50,000,833			50,000	50,000,000

TOTAL REPURCHASE AGREEMENTS (cost $256,900,000)				256,900,000

	Interest Rate	Maturity Date
CERTIFICATES OF DEPOSIT(n) — 0.3%
American Express Bank FSB	5.500%	04/16/13	2,600	2,697,032
Banco Brasil NY	0.063%	03/26/13	1,200	1,192,132

TOTAL CERTIFICATES OF DEPOSIT (cost $3,798,363)				3,889,164

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.1%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,275,850)(w)(Note 4)			1,275,850	1,275,850

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Put Options
Interest Rate Swap Options,
Pay a fixed rate of 3.27% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Credit Suisse First Boston Corp.	$22,100	62,302
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, expiring 01/14/13	Royal Bank of Scotland USA	18,400	323,010

TOTAL OPTIONS PURCHASED (cost $1,912,336)			385,312

TOTAL SHORT-TERM INVESTMENTS (cost $553,508,957)			552,088,665

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 100.9% (cost $1,224,287,728)			1,214,949,968

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
SECURITIES SOLD SHORT — (1.8)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.	4.000%	TBA	$(4,000)	$(4,256,875)
Federal National Mortgage Assoc.	4.500%	TBA	(16,000)	(17,149,999)

TOTAL SECURITIES SOLD SHORT (proceeds received $21,368,125)				(21,406,874)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Put Options
Interest Rate Swap Options,		51,500	(20,502)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Credit Suisse First Boston Corp.
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, expiring 01/14/13	Royal Bank of Scotland	69,400	(366,150)

TOTAL OPTIONS WRITTEN (premiums received $2,097,550)			(386,652)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 99.1% (cost $1,200,822,053)			1,193,156,442
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.9%			10,496,418

NET ASSETS — 100.0%			$1,203,652,860

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Assoc.

FSB	Federal Savings Bank

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s

REMIC	Real Estate Mortgage Investment Conduit

TBA	To Be Announced

TIPS	Treasury Inflation Protected Securities

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

PHP	Philippine Peso

SGD	Singapore Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

TWD	New Taiwanese Dollar

ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(m)	Repurchase agreements are collateralized by FHLMC (coupon rate 1.625%, maturity date 04/15/13), FHLB (coupon rate 0.35%, maturity date 11/22/13), FNMA Pass-Through (coupon rates 4.50%-5.00%, maturity dates 09/01/40-08/01/41), U.S. Treasury Notes (coupon rates 0.25%-2.50%, maturity dates 12/15/12-08/31/16), and U.S. Treasury Bonds (coupon rates 1.625%-4.25%, maturity dates 12/15/12-08/31/ 16), with the aggregate value, including accrued interest, of $262,402,178.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 -Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/19/12	JPMorgan Chase	AUD	2,378	$2,366,669	$2,429,133	$62,464
Expiring 07/19/12	JPMorgan Chase	AUD	190	193,473	194,086	613
British Pound,
Expiring 07/03/12	UBS Securities	GBP	7,589	11,842,634	11,885,371	42,737
Canadian Dollar,
Expiring 09/20/12	Barclays Capital Group	CAD	30,970	30,368,104	30,362,028	(6,076)
Expiring 09/20/12	JPMorgan Chase	CAD	28,672	28,103,632	28,109,140	5,508
Expiring 09/20/12	Royal Bank Of Canada	CAD	7,123	6,905,143	6,983,169	78,026
Chilean Peso,
Expiring 08/14/12	Morgan Stanley	CLP	16,035	32,572	31,807	(765)
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	62,944	9,932,858	9,856,215	(76,643)
Expiring 08/05/13	Deutsche Bank	CNY	12,000	1,915,709	1,872,097	(43,612)
Expiring 08/05/13	UBS Securities	CNY	36,315	5,750,602	5,665,442	(85,160)
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	2,040,000	1,803,978	(236,022)
Indian Rupee,
Expiring 07/12/12	HSBC Bank USA	INR	12,726	223,073	227,283	4,210
Expiring 07/12/12	JPMorgan Chase	INR	491,476	10,573,924	8,777,428	(1,796,496)
Indonesia Rupiah,
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	46,526,400	5,149,574	4,951,593	(197,981)
Expiring 07/02/12	Morgan Stanley	IDR	506,477	53,556	53,902	346
Malaysian Ringgit,
Expiring 07/16/12	UBS Securities	MYR	79	24,790	24,936	146
New Taiwanese Dollar,
Expiring 11/30/12	Barclays Capital Group	TWD	624	21,163	20,915	(248)
Singapore Dollar,
Expiring 08/03/12	UBS Securities	SGD	28,478	23,054,374	22,481,405	(572,969)
South African Rand,
Expiring 07/26/12	Deutsche Bank	ZAR	236	28,084	28,778	694
South Korean Won,
Expiring 07/12/12	Barclays Capital Group	KRW	117,715	101,883	102,682	799
Expiring 07/12/12	Morgan Stanley	KRW	743,410	652,000	648,467	(3,533)
Expiring 07/12/12	UBS Securities	KRW	11,635,682	10,320,810	10,149,654	(171,156)

				$149,654,627	$146,659,509	$(2,995,118)

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 07/19/12	Royal Bank of Canada	AUD	29,629	$28,823,219	$30,266,236	$(1,443,017)
Brazilian Real,
Expiring 08/02/12	Barclays Capital Group	BRL	6,850	3,503,271	3,385,336	117,935
British Pound,
Expiring 07/03/12	Goldman Sachs & Co.	GBP	3,794	5,987,406	5,941,903	45,503
Expiring 07/03/12	HSBC Bank USA	GBP	3,795	5,983,671	5,943,469	40,202
Expiring 08/02/12	UBS Securities	GBP	7,589	11,841,610	11,884,512	(42,902)
Canadian Dollar,
Expiring 09/20/12	UBS Securities	CAD	76,933	74,844,101	75,422,728	(578,627)
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	14,932	2,315,000	2,338,099	(23,099)
Expiring 02/01/13	JPMorgan Chase	CNY	106,605	16,731,590	16,692,875	38,715
Euro,
Expiring 09/14/12	Citigroup, Inc.	EUR	63,043	78,654,969	79,841,804	(1,186,835)
Expiring 09/14/12	Citigroup, Inc.	EUR	408	517,988	516,719	1,269
Indian Rupee,
Expiring 07/12/12	Barclays Capital Group	INR	504,202	9,154,000	9,004,712	149,288
Expiring 10/03/12	HSBC Bank USA	INR	12,726	219,117	223,651	(4,534)
Indonesia Rupiah,
Expiring 07/02/12	Barclays Capital Group	IDR	1,153,977	121,000	122,812	(1,812)
Expiring 07/02/12	UBS Securities	IDR	45,878,900	4,870,372	4,882,682	(12,310)
Expiring 01/30/13	Morgan Stanley	IDR	506,477	51,697	52,374	(677)
Japanese Yen,
Expiring 09/10/12	Citigroup, Inc.	JPY	837,977	10,735,188	10,494,085	241,103
Malaysian Ringgit,
Expiring 07/16/12	JPMorgan Chase	MYR	79	25,706	24,936	770
Expiring 10/16/12	UBS Securities	MYR	79	24,672	24,817	(145)
Mexican Peso,
Expiring 08/15/12	HSBC Bank USA	MXN	225,042	16,612,344	16,790,265	(177,921)
Philippine Peso,
Expiring 10/31/12	Citigroup, Inc.	PHP	2,033	46,478	47,840	(1,362)
Singapore Dollar,
Expiring 08/03/12	Citigroup, Inc.	SGD	28,643	22,432,000	22,611,695	(179,695)
South Korean Won,
Expiring 07/12/12	Barclays Capital Group	KRW	12,496,808	10,613,000	10,900,803	(287,803)
Expiring 09/28/12	Barclays Capital Group	KRW	117,715	101,378	102,165	(787)

				$304,209,777	$307,516,518	$(3,306,741)

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	12,700	12/15/21	5.750%	6 month Australian Bank Bill rate(1)	$1,846,201	$(115,568)	$1,961,769	Deutsche Bank AG
AUD	12,500	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	797,550	(64,770)	862,320	Deutsche Bank AG
AUD	11,300	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	720,986	(63,417)	784,403	Barclays Bank PLC
AUD	6,700	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	427,487	(35,980)	463,467	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest rate swap agreements outstanding at June 30, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	3,200	06/15/22	4.750%	6 month Australian Bank Bill rate(1)		$204,173	$(20,523)	$ 224,696	Citigroup, Inc.
BRL	193,100	01/02/15	10.140%	Brazilian interbank overnight lending rate	(1)	3,340,460	57,970	3,282,490	HSBC Bank USA
BRL	32,500	01/02/15	10.140%	Brazilian interbank overnight lending rate	(1)	563,956	7,480	556,476	Deutsche Bank AG
BRL	13,600	01/02/15	10.120%	Brazilian interbank overnight lending rate	(1)	232,829	—	232,829	Barclays Bank PLC
	Exchange-traded swap agreements:
	97,600	09/21/21	4.000%	3 month LIBOR(1)		6,949,431	3,613,556	3,335,875	—
	7,500	06/20/22	2.500%	3 month LIBOR(1)		(517,305)	—	(517,305)	—
	$66,600	06/20/32	2.750%	3 month LIBOR(1)		(4,241,162)	(754,763)	(3,486,399)	—
AUD	15,300	03/15/23	4.000%	6 month Australian Bank Bill rate(1)		(66,590)	(83,486)	16,896	—
CAD	54,300	06/15/22	3.000%	3 month Canadian Bank rate(1)		348,120	386,812	(38,692)	—

						$10,606,136	$2,927,311	$ 7,678,825

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
BP Capital Markets America	06/20/15	5.000%	$1,950	0.871%	$238,810	$18,366	$220,444	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%	1,400	0.871%	171,454	25,267	146,187	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%	700	0.871%	85,630	(13,171)	98,801	Goldman Sachs & Co.
Federal Republic of Brazil	03/20/16	1.000%	6,200	1.289%	(58,777)	(43,577)	(15,200)	Citigroup, Inc.
General Electric Capital Corp.	09/20/12	1.000%	100	0.631%	130	(246)	376	BNP Paribas
Japan Gov’t. Series 55	03/20/16	1.000%	4,400	0.633%	61,857	23,694	38,163	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%	2,800	0.633%	39,519	19,468	20,051	Royal Bank of Scotland PLC
People’s Republic of China	09/20/16	1.000%	4,400	0.977%	9,542	(15,893)	25,435	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at June 30, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Petrobras Intl. Finance Corp.	09/20/12	1.000%	$500	0.660%	$425	$(336)	$761	Morgan Stanley

					$548,590	$13,572	$535,018

The Portfolio entered into credit default swap agreements on corporate and sovereign issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Chesapeake Energy Corp.	06/20/14		1,280	5.000%	$31,892	$17,188	$14,704	Goldman Sachs & Co.
Credit Agricole SA	12/20/16	EUR	2,800	1.000%	272,198	244,917	27,281	Citigroup, Inc.
Credit Agricole SA	12/20/16	EUR	1,650	1.000%	160,402	148,513	11,889	Goldman Sachs & Co.
D.R. Horton, Inc.	06/20/13		5,600	1.000%	(29,634)	32,010	(61,644)	Barclays Bank PLC
D.R. Horton, Inc.	06/20/16		2,500	1.000%	51,009	105,222	(54,213)	Barclays Bank PLC
DJ iTraxx16Xov2	12/20/16	EUR	14,600	5.000%	843,918	728,578	115,340	Deutsche Bank AG
DJ iTraxx16Xov2	12/20/16	EUR	13,600	5.000%	786,115	730,021	56,094	Morgan Stanley
DJ iTraxx17Xov2	06/20/17	EUR	1,600	5.000%	120,860	133,238	(12,378)	Bank of America
DJ iTraxx9EU 7YR Tranche 09-12%	06/20/15	EUR	6,100	1.000%	608,413	833,720	(225,307)	UBS AG
Lennar Corp.	06/20/15		9,200	5.000%	(812,083)	(491,531)	(320,552)	BNP Paribas
Pulte Group, Inc.	03/20/15		3,000	1.000%	111,160	128,664	(17,504)	Barclays Bank PLC
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX HY1& 5Y Index	12/20/16		6,528	5.000%	147,107	179,520	(32,413)	—
Dow Jones CDX HY18 5Y Index	06/20/17		10,197	5.000%	350,875	386,533	(35,658)	—
Dow Jones CDX IG18 5Y Index	06/20/17		16,400	1.000%	(91,438)	67,255	(158,693)	—

					$2,550,794	$3,243,848	$(693,054)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$10,244,457	$1,043,050
Bank Loans	—	11,938,502	—
Certificates of Deposit	—	3,889,164	—
Commercial Mortgage-Backed Securities	—	12,214,266	—
Corporate Obligations	—	291,523,666	5,333,492
Foreign Government Bonds	—	43,655,108	—
Municipal Bonds	—	6,495,659	—
Residential Mortgage-Backed Securities	—	74,004,326	—
U.S. Government Agency Obligations	—	17,630,958	—
U.S. Treasury Obligations	—	478,416,158	—
Affiliated Money Market Mutual Fund	1,275,850	—	—
Repurchase Agreements	—	256,900,000	—
Options Purchased	—	62,302	323,010
Options Written	—	(20,502)	(366,150)
Short Sales – U.S. Government
Agency Obligations	—	(21,406,874)	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(6,301,859)	—
Interest Rate Swaps	(689,625)	8,368,450	—
Credit Default Swaps	(226,764)	68,728	—

Total	$359,461	$1,187,682,509	$6,333,402

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Treasury Obligations	39.8%
Repurchase Agreements	21.3
Financial – Bank & Trust	10.4
Residential Mortgage-Backed Securities	6.2
Financial Services	6.1
Foreign Government Bonds	3.6
Home Builders	1.7
U.S. Government Agency Obligations	1.5
Insurance	1.3
Beverages	1.0
Commercial Mortgage-Backed Securities	1.0
Oil & Gas	1.0
Asset-Backed Securities	0.9
Healthcare Services	0.7
Municipal Bonds	0.5

Investment Companies	0.5%
Telecommunications	0.4
Healthcare Providers & Services	0.4
Food	0.4
Metals & Mining	0.4
Electric	0.4
Diversified Financial Services	0.3
Computer Services & Software	0.3
Certificates of Deposits	0.3
Pipelines	0.2
Electronic Components & Equipment	0.2
Affiliated Money Market Mutual Fund	0.1
Securities Sold Short and Options Written	(1.8)

99.1
Other assets in excess of liabilities	0.9

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$11,721,221	Unrealized depreciation on swap agreements	$4,042,396
Interest rate contracts	Premiums paid for swap agreements	4,065,818	Premiums received for swap agreements	1,138,507
Interest rate contracts	Unaffiliated investments	385,312	Written options outstanding, at value	386,652
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	830,328	Unrealized depreciation on foreign currency forward contracts	7,132,187
Credit contracts	Unrealized appreciation on swap agreements	775,526	Unrealized depreciation on swap agreements	933,562
Credit contracts	Premiums paid for swap agreements	3,822,174	Premiums received for swap agreements	564,754

Total		$21,600,379		$14,198,058

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$70,085	$2,010,538	$1,187,837	$(9,021,797)	$—	$(5,753,337)
Foreign exchange contracts	—	—	—	—	4,525,037	4,525,037
Credit contracts	—	—	—	(1,197,915)	—	(1,197,915)

Total	$70,085	$2,010,538	$1,187,837	$(10,219,712)	$4,525,037	$(2,426,215)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(1,121,467)	$(2,432,722)	$373,231	$18,985,508	$—	$15,804,550
Foreign exchange contracts	—	—	—	—	(3,305,213)	(3,305,213)
Credit contracts	—	—	—	(366,236)	—	(366,236)

Total	$(1,121,467)	$(2,432,722)	$373,231	$18,619,272	$(3,305,213)	$12,133,101

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$1,653,046	$2,325,066	$45,329,706	$176,513,899	$295,968,526	$386,000,409	$87,605,822	$28,317,253

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $966,111,878)	$956,774,118
Repurchase agreements (cost $256,900,000)	256,900,000
Affiliated investments (cost $1,275,850)	1,275,850
Cash	77,005
Foreign currency, at value (cost $1,356,078)	1,380,010
Deposit with broker	54,471
Receivable for investments sold	38,480,625
Unrealized appreciation on swap agreements	12,496,747
Premiums paid for swap agreements	7,887,992
Dividends and interest receivable	4,298,017
Receivable for fund share sold	1,028,765
Unrealized appreciation on foreign currency forward contracts	830,328
Prepaid expenses	10,211

Total Assets	1,281,494,139

LIABILITIES:
Securities sold short, at value (proceeds received $21,368,125)	21,406,874
Payable for investments purchased	18,142,500
Due to broker	12,570,000
Payable for fund share repurchased	8,513,928
Unrealized depreciation on foreign currency forward contracts	7,132,187
Unrealized depreciation on swap agreements	4,975,958
Due to broker-variation margin	2,618,912
Premiums received for swap agreements	1,703,261
Written options outstanding, at value (premiums received $2,097,550)	386,652
Advisory fees payable	297,982
Accrued expenses and other liabilities	82,580
Shareholder servicing fees payable	9,953
Affiliated transfer agent fee payable	492

Total Liabilities	77,841,279

NET ASSETS	$1,203,652,860

Net assets were comprised of:
Paid-in capital	$1,205,891,258
Retained earnings	(2,238,398)

Net assets, June 30, 2012	$1,203,652,860

Net asset value and redemption price per share, $1,203,652,860 / 115,543,718 outstanding shares of beneficial interest	$10.42

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$11,092,953
Affiliated dividend income	3,600

11,096,553

EXPENSES
Advisory fees	3,595,700
Shareholder servicing fees and expenses	553,185
Custodian and accounting fees	100,000
Audit fee	25,000
Trustees’ fees	10,000
Insurance expenses	6,000
Legal fees and expenses	5,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	5,730

Total expenses	4,312,615
Less: shareholder servicing fee waiver	(129,279)

Net expenses	4,183,336

NET INVESTMENT INCOME	6,913,217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,684,191
Futures transactions	2,010,538
Options written transactions	1,187,837
Short sales transactions	(2,460,332)
Swap agreements transactions	(10,219,712)
Foreign currency transactions	3,261,497

(4,535,981)

Net change in unrealized appreciation (depreciation) on:
Investments	16,700,521
Futures	(2,432,722)
Options written	373,231
Short sales	1,302,350
Swap agreements	18,619,272
Foreign currencies	(3,218,677)

31,343,975

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	26,807,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,721,211

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,913,217	$14,240,386
Net realized gain (loss) on investment and foreign currency transactions	(4,535,981)	34,928,822
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	31,343,975	(24,924,966)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,721,211	24,244,242

DISTRIBUTIONS	(49,170,671)	(28,670,144)

FUND SHARE TRANSACTIONS:
Fund share sold [22,593,673 and 36,592,206 shares, respectively]	240,606,013	387,154,027
Fund share issued in reinvestment of distributions [4,723,407 and 2,735,701 shares, respectively]	49,170,671	28,670,144
Fund share repurchased [9,077,988 and 33,549,682 shares, respectively]	(96,837,882)	(353,673,797)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	192,938,802	62,150,374

TOTAL INCREASE IN NET ASSETS	177,489,342	57,724,472
NET ASSETS:
Beginning of period	1,026,163,518	968,439,046

End of period	$1,203,652,860	$1,026,163,518

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

LONG-TERM INVESTMENTS — 125.0%
ASSET-BACKED SECURITIES — 2.4%
ACE Securities Corp., Series 2006-HE4, Class A2A	Caa3	0.305%(c)	10/25/36		$515	$142,958
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1	Aaa	0.520%(c)	09/25/34		1,715	1,502,650
Auto ABS Srl (Italy), Series 2007-2, Class A	Aaa	0.871%(c)	10/25/20	EUR	10,179	12,821,115
Bear Stearns Asset Backed Securities Trust, Series 2006-AQ1, Class 2A1	B3	0.325%(c)	10/25/36		193	178,193
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1	Baa2	0.335%(c)	06/25/47		591	574,035
BNC Mortgage Loan Trust, Series 2007-2, Class A2	Ba2	0.345%(c)	05/25/37		4,403	3,974,869
Centurion CDO VII Ltd. (Cayman Islands), Series 2004-7A, Class A1A, 144A	Aaa	0.836%(c)	01/30/16		7,582	7,513,173
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	Aaa	2.992%(c)	08/15/18		34,000	35,704,128
Commercial Industrial Finance Corp. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.727%(c)	03/01/21		7,200	6,845,544
Commercial Industrial Finance Corp. (Cayman Islands), Series 2007-1A, Class A1L, 144A	Aaa	0.726%(c)	05/10/21		14,000	13,230,560
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1	Ba2	0.345%(c)	09/25/37		106	105,434
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1	Baa3	0.325%(c)	10/25/47		350	347,877
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	Caa1	0.305%(c)	11/25/36		254	91,647
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	Ba3	0.615%(c)	05/25/40		2,126	1,824,102
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	0.485%(c)	06/25/32		1,731	1,709,395
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.315%(c)	08/25/37		5,735	1,701,940
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Caa2	0.305%(c)	01/25/37		108	99,892
Galaxy CLO Ltd. (Cayman Islands), Series 2005-4A, Class A1VB, 144A	AAA(d)	0.746%(c)	04/17/17		8,702	8,604,444
Galaxy CLO Ltd. (Cayman Islands), Series 2007-8A, Class A, 144A	Aa1	0.706%(c)	04/25/19		17,754	16,783,586
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	Ca	0.285%(c)	08/25/36		68	20,635
Hillmark Funding (Cayman Islands), Series 2006-1A, Class A1, 144A	Aaa	0.717%(c)	05/21/21		30,400	28,713,621
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.534%(c)	01/20/34		4,674	4,291,402
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A2	Ba2	0.325%(c)	03/25/37		700	685,698
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1	Caa1	0.305%(c)	03/25/47		1,688	1,422,561
Lehman XS Trust, Series 2006-14N, Class 1A2	Ca	0.485%(c)	09/25/46		345	28,293
Lehman XS Trust, Series 2006-16N, Class A4B	C	0.485%(c)	11/25/46		525	77,197
Lehman XS Trust, Series 2006-GP2, Class 3A2	C	0.475%(c)	06/25/46		190	10,492
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.805%(c)	10/25/34		127	104,191
Magnolia Funding Ltd. (United Kingdom), Series 2010-1A, Class A1, 144A	NR	3.000%	04/20/17	EUR	625	792,718
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A1	Ba1	0.325%(c)	05/25/37		549	519,483
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	Caa2	0.295%(c)	11/25/36		9	2,972

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	Caa3	5.726%	10/25/36		$507	$269,267
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A3	Ca	0.605%(c)	04/25/37		1,219	457,171
Octagon Investment Partners VII Ltd. (Cayman Islands), Series 2004-7A, Class A1L, 144A	Aaa	0.827%(c)	12/02/16		3,726	3,690,338
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class MII1	A3	1.340%(c)	12/25/33		5,374	3,735,998
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	Ca	0.305%(c)	12/25/36		165	35,535
SLM Student Loan Trust, Series 2009-CT, Class 1A, 144A	Aaa	2.350%(c)	04/15/39		2,578	2,597,838
SLM Student Loan Trust, Series 2010-C, Class A2, 144A	Aaa	2.892%(c)	12/16/19		2,200	2,233,407
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A	Caa3	0.305%(c)	11/25/36		254	69,347
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	Caa1	0.325%(c)	06/25/37		1,764	1,465,131
Wind River CLO Ltd. (Cayman Islands), Series 2004-1A, Class A1, 144A	Aaa	0.798%(c)	12/19/16		20,443	20,103,127

TOTAL ASSET-BACKED SECURITIES (cost $194,167,544)						185,081,964

BANK LOANS(c) — 0.3%
Financial Services — 0.3%
Springleaf Financial Corp., Initial Term Loan	B3	5.500%	05/28/17		23,000	21,615,883

Healthcare Providers & Services
HCA, Inc., Tranche Term Loan A-2,	Ba3	2.745%	05/02/16		2,524	2,467,248

Oil & Gas
Petroleum Export V Ltd., Tranche Facility Term Loan B	NR	3.468%	12/07/12		2,699	2,496,964

TOTAL BANK LOANS (cost $28,093,207)						26,580,095

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	1.992%(c)	11/15/15		16,936	16,046,938
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4	AAA(d)	5.201%	12/11/38		21,997	24,846,755
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4	Aaa	5.331%	02/11/44		400	430,509
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4	AAA(d)	5.471%(c)	01/12/45		1,100	1,258,612
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4	Aaa	5.306%	12/10/46		3,300	3,707,345
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class A2, 144A	Aa2	0.412%(c)	10/15/21		3,966	3,710,626
European Loan Conduit (Ireland), Series 25X, Class A	Aa3	0.840%(c)	05/15/19	EUR	868	928,664
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4	Aaa	4.799%(c)	08/10/42		200	215,565
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	Aaa	5.224%(c)	04/10/37		34,978	38,225,420
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%	03/10/39		800	887,463

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A	Aaa	4.678%	07/15/42	$519	$526,553
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882%(c)	02/15/51	1,100	1,249,771
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 144A	AAA(d)	4.070%	11/15/43	12,200	13,311,786
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	A(d)	5.866%(c)	09/15/45	17,600	20,173,771
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.779%(c)	07/09/21	7,841	7,674,457
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aaa	5.485%(c)	03/12/51	2,300	2,504,327
Morgan Stanley Capital I, Inc., Series 2007-IQ13, Class A4	A-(d)	5.364%	03/15/44	12,600	14,082,692
Morgan Stanley Capital I, Inc., Series 2007-IQ16, Class A4	A+(d)	5.809%	12/12/49	200	231,333
Morgan Stanley Reremic Trust,
Series 2009-GG10, Class A4A, 144A	Aaa	5.979%(c)	08/12/45	100	113,322

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $134,562,544)					150,125,909

CORPORATE BONDS — 23.0%
Agriculture
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	1,100	1,522,145

Airlines
UAL 1991 Pass-Through Trust AB, Pass-Through Certificates	NR	10.020%	03/22/14(g)	465	243,163

Automobiles — 0.1%
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	1.668%(c)	09/13/13	9,800	9,857,938

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa1	1.016%(c)	01/27/14	20,500	20,667,239

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.625%	05/15/22	1,100	1,138,415
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	6.150%	06/01/18	22,000	26,394,720

					27,533,135

Building Materials
Urbi Desarrollos Urbanos SAB De CV (Mexico), Series 144A, Gtd. Notes, 144A	Ba3	8.500%	04/19/16	1,745	1,762,450

Chemicals — 0.1%
Braskem Finance Ltd. (Cayman Islands), Gtd. Notes, 144A.	Baa3	5.750%	04/15/21	3,300	3,390,750

Diversified Financial Services — 1.0%
Banque PSA Finance (France), Sr. Unsec’d. Notes, 144A	Baa1	2.368%(c)	04/04/14	14,700	14,296,926
Citigroup Capital XXI, Gtd. Notes	Ba1	8.300%(c)	12/21/77	42,485	42,591,212
Fifth Third Bancorp, Sub. Notes	Baa2	0.888%(c)	12/20/16	3,600	3,318,577

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Gazprom OAO Via White Nights Finance BV (Netherlands), Sr. Unsec’d. Notes	Baa1	10.500%	03/08/14		$6,500	$7,304,700
Gazprom OAO Via White Nights Finance BV (Netherlands), Sr. Unsec’d. Notes	Baa1	10.500%	03/25/14		300	337,020
Odebrecht Drilling Norbe VIII/IX Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Baa3	6.350%	06/30/21		2,842	2,976,995
Vnesheconombank Via VEB Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	5.450%	11/22/17		3,100	3,208,500
Weyerhaeuser Co., Sr. Unsec’d. Notes	Ba1	7.375%	03/15/32		4,900	5,472,962

						79,506,892

Electric — 0.5%
Ameren Illinois Co., Sr. Sec’d. Notes	Baa1	6.250%	04/01/18		10,300	12,188,680
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	A3	6.800%	09/15/37		12,800	11,073,933
Nisource Finance Corp., Gtd. Notes	Baa3	6.125%	03/01/22		9,800	11,496,733

						34,759,346

Financial – Bank & Trust — 8.7%
Abbey National Treasury Services PLC (United Kingdom), Bank Gtd. Notes	A(d)	1.818%(c)	06/10/13		56,100	55,039,149
American Express Co., Sr. Unsec’d. Notes	A3	7.250%	05/20/14		10,000	11,089,300
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	2.125%	01/10/14		14,000	14,165,970
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A.	Baa1	4.250%	01/14/16		10,000	9,875,000
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.000%	09/01/17		2,000	2,158,372
Bank of America Corp., Sr. Unsec’d. Notes	Baa1	6.500%	08/01/16		5,855	6,429,575
Bank of America Corp., Sr. Unsec’d. Notes, MTN .	Baa1	1.886%(c)	01/30/14		37,300	36,910,402
Bank of America Corp., Sub. Notes	Baa2	0.797%(c)	08/15/16		1,900	1,612,536
Bank of America NA, Sub. Notes	A3	6.000%	10/15/36		1,900	1,998,196
Bank of China Hong Kong Ltd. (Hong Kong), Sub. Notes, 144A	A1	5.550%	02/11/20		2,900	3,132,220
Bank of Montreal (Canada), Covered Bonds, 144A	Aaa	1.950%	01/30/18		300	309,940
Bank of Montreal (Canada), Covered Bonds, 144A	Aaa	2.850%	06/09/15		4,400	4,656,256
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	1.650%	10/29/15		5,300	5,424,856
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	1.950%	01/30/17		800	823,438
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	2.375%	01/13/14		3,600	3,608,510
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	A1	4.500%	03/10/16		4,000	4,020,000
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	A2	6.500%	03/10/21		8,000	8,080,000
BNP Paribas SA (France), Bank Gtd. Notes	Aa3	1.369%(c)	01/10/14		26,300	25,750,356
BPCE SA (France), Jr. Sub. Notes	Baa3	9.000%(c)	03/29/49	EUR	1,000	1,113,642
BPCE SA (France), Sr. Unsec’d. Notes, 144A	Aa3	2.375%	10/04/13		2,500	2,471,439
Credit Agricole Home Loan SFH (France), Covered Bonds, 144A	Aaa	1.216%(c)	07/21/14		33,500	32,678,528
Credit Agricole SA (France), Jr. Sub. Notes, 144A	A3	8.375%(c)	10/29/49		44,500	36,601,250
Credit Agricole SA (France), Jr. Sub. Notes, MTN	A3	5.136%(c)	12/29/49	GBP	2,400	2,185,849
Credit Suisse (Switzerland), Sr. Unsec’d. Notes	Aa1	2.200%	01/14/14		4,800	4,831,200
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A	A2	1.517%(c)	04/14/14		25,000	24,445,600

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	Aa3	2.750%	01/10/14		$200	$197,833
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa1	0.946%(c)	04/29/14		26,900	25,635,431
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa1	2.750%	04/29/14		5,800	5,659,872
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	4.000%	01/29/21		2,800	2,890,224
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	5.125%	06/29/20		4,200	4,684,151
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Aa2	2.000%	01/19/14		6,100	6,155,888
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	05/02/36		6,500	7,166,172
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	09/15/37		3,700	4,105,083
Itau Unibanco Holding SA (Brazil), Sub. Notes, 144A	Baa1	6.200%	04/15/20		20,700	21,973,313
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	A1	2.816%(c)	01/24/14		4,000	4,022,128
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	A1	4.875%	01/21/16		3,100	3,254,492
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	A1	5.800%	01/13/20		30,200	32,284,132
Lloyds TSB Bank PLC (United Kingdom), Jr. Sub. Notes, 144A	Ba1	12.000%(c)	12/29/49		40,400	42,260,016
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	1.189%(c)	04/11/14		56,200	56,227,594
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	2.125%	01/14/14		1,800	1,802,925
Nordea Eiendomskreditt A/S (Norway), Covered Bonds, 144A	Aaa	0.889%(c)	04/07/15		13,400	13,116,828
Northern Rock Asset Management PLC (United Kingdom), Covered Bonds, 144A	Aaa	5.625%	06/22/17(g)		37,200	40,294,110
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes	NR	6.875%	03/19/20	EUR	10,000	12,313,338
RBS Capital Trust I, Bank Gtd. Notes	B3	4.709%(c)	12/29/49		3,200	1,872,000
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A	Baa2	2.339%(c)	04/11/14		10,200	9,913,421
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	B3	7.640%(c)	03/29/49		10,200	6,783,000
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	A2	3.950%	09/21/15		8,200	8,352,299
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes, 144A	A2	4.875%	08/25/14		1,300	1,336,583
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes (original cost $15,164,208; purchased 03/07/11)(f)	Baa3	1.997%(c)	03/30/15(g)	CAD	17,300	14,104,742
Santander Finance Preferred SA Unipersonal (Spain), Ltd. Gtd. Notes	Baa2	11.300%(c)	07/29/49	GBP	2,400	3,315,218
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Aa3	2.991%	10/07/13		6,200	5,954,725
Sberbank of Russia Via SB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	A3	4.950%	02/07/17		2,900	2,956,788
Sberbank of Russia Via SB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	A3	6.125%	02/07/22		4,000	4,166,402

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
State Bank of India (India), Sr. Unsec’d. Notes, 144A	Baa2	4.500%	07/27/15		$7,000	$7,102,933
State Street Capital Trust IV, Ltd. Gtd. Notes	A3	1.468%(c)	06/01/77		1,100	794,061
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	1.950%	01/14/14		6,000	6,061,530
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	2.966%(c)	04/20/16		3,800	3,505,500
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	3.585%	08/14/14		5,900	6,221,674
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes, 144A.	Aa2	1.191%(c)	03/31/14		16,600	16,605,710

						682,501,700

Financial Services — 7.8%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Gtd. Notes	Baa1	8.700%	08/07/18		2,300	2,866,950
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes	Baa1	7.700%	08/07/13		1,000	1,059,496
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	8.700%	08/07/18		2,300	2,866,950
Ally Financial, Inc., Gtd. Notes	B1	3.667%(c)	02/11/14		4,400	4,368,056
Ally Financial, Inc., Gtd. Notes	B1	3.868%(c)	06/20/14		11,100	10,994,328
Ally Financial, Inc., Gtd. Notes	B1	7.500%	09/15/20		8,100	9,102,375
Bank One Capital III, Ltd. Gtd. Notes	A2	8.750%	09/01/30		1,100	1,501,367
Citigroup, Inc., Sr. Unsec’d. Notes	A3	1.919%(c)	01/13/14		11,600	11,549,215
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.300%	10/17/12		1,000	1,012,476
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.500%	10/15/14		22,100	23,398,795
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.000%	08/15/17		3,700	4,052,969
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%	07/15/39		7,200	9,608,364
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.500%	05/22/19		4,500	5,557,640
Citigroup, Inc., Sub. Notes	Baa1	4.875%	05/07/15		5,200	5,334,181
Citigroup, Inc., Sub. Notes	Baa1	5.625%	08/27/12		3,500	3,520,968
Citigroup, Inc., Sub. Notes	Baa1	6.125%	08/25/36		2,100	2,065,512
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	5.625%	09/15/15		10,400	11,303,302
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	5.875%	08/02/21		400	445,003
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba1	7.000%	04/15/15		11,900	13,225,410
General Electric Capital Corp., Jr. Sub. Notes	Baa1	7.125%(c)	12/15/49		1,400	1,470,000
General Electric Capital Corp., Sub. Notes	Aa3	6.375%(c)	11/15/67		16,775	17,466,969
General Electric Capital Corp., Sub. Notes, 144A	Aa3	5.500%(c)	09/15/67	EUR	33,000	37,501,898
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.032%(c)	05/23/16	EUR	7,100	8,136,445
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.466%(c)	02/07/14		11,600	11,461,392
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.950%	01/18/18		17,700	18,944,098
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.150%	04/01/18		7,200	7,805,376
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.250%	09/01/17		17,000	18,483,573
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	1.070%(c)	01/30/17	EUR	1,050	1,176,834
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.750%	09/01/16		5,400	5,805,000
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.750%	05/15/16		1,400	1,420,415
JPMorgan Chase & Co., Jr. Sub. Notes	Baa1	7.900%(c)	04/29/49		9,000	9,866,610
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.000%	01/15/18		5,100	5,854,091

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial Services (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	Aa3	0.904%(c)	09/26/13	EUR	1,100	$1,384,502
JPMorgan Chase Bank NA, Sub. Notes	A1	1.136%(c)	05/31/17	EUR	6,400	7,329,790
JPMorgan Chase Bank NA, Sub. Notes	Aa2	6.000%	10/01/17		$1,800	2,015,320
LBG Capital No. 1 PLC (United Kingdom), Bank Gtd. Notes	B1	7.869%	08/25/20	GBP	7,850	10,536,170
LBG Capital No. 1 PLC (United Kingdom), Bank Gtd. Notes, 144A	BB-(d)	8.500%(c)	12/29/49		700	645,050
Lehman Escrow Bonds, Bonds(i)	NR	2.907%	11/16/24		14,300	3,217,500
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	01/24/13		3,900	892,125
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	07/18/13		3,900	877,500
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	09/26/14		2,600	602,875
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	04/03/19		400	90,000
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	05/25/20		200	45,000
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	11/10/24		3,500	787,500
Lehman Escrow Bonds, Bonds(i)	NR	5.625%	11/24/24		16,490	3,710,250
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	0.973%	05/30/14	EUR	11,600	13,988,525
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	0.980%(c)	01/31/14	EUR	1,700	2,068,789
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	0.980%(c)	08/25/14	EUR	3,100	3,707,023
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa1	6.875%	04/25/18		7,600	8,503,914
Merrill Lynch & Co., Inc., Sr. Unsub. Notes, MTN	A2	0.968%(c)	08/09/13	EUR	12,400	15,393,513
Morgan Stanley, Sr. Unsec’d. Notes	A2	1.446%(c)	04/29/13		11,700	11,537,487
Morgan Stanley, Sr. Unsec’d. Notes	A2	2.066%(c)	01/24/14		4,600	4,471,062
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	1.115%(c)	05/02/14	EUR	11,600	13,976,224
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.250%	08/28/17		20,900	21,572,792
MUFG Capital Finance 5 Ltd. (Cayman Islands), Jr. Sub. Notes	Ba1	6.299%(c)	01/29/49	GBP	2,000	3,194,938
SLM Corp., Sr. Notes, MTN	Ba1	6.250%	01/25/16		2,300	2,415,000
SLM Corp., Sr. Unsec’d. Notes	Ba1	0.766%(c)	01/27/14		10,000	9,552,540
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	0.992%(c)	06/17/13	EUR	5,900	7,242,470
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	3.125%	09/17/12	EUR	4,500	5,676,469
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	4.875%	12/17/12	GBP	2,400	3,721,163
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18		10,000	11,200,000
Societe Financement de l’Economie Francaise (France), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.667%(c)	07/16/12		11,000	10,998,790
Societe Generale (France), Jr. Sub. Notes	Baa2	7.756%(c)	05/29/49	EUR	600	588,459
Societe Generale (France), Jr. Sub. Notes	Baa2	9.375%(c)	09/29/49	EUR	2,000	2,328,524
Societe Generale (France), Jr. Sub. Notes, 144A	Baa2	5.922%(c)	04/29/49		15,200	10,322,350
Springleaf Finance Corp., Sr. Unsec’d. Notes	Caa1	3.250%	01/16/13	EUR	8,200	9,914,300
Springleaf Finance Corp., Sr. Unsec’d. Notes	Caa1	4.125%	11/29/13	EUR	12,000	13,363,705
SSIF Nevada LP, Bank Gtd. Notes, 144A	Aa1	1.167%(c)	04/14/14		61,300	60,889,045
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	1.468%(c)	09/14/12		32,000	32,038,432
Sydney Airport Finance Co. Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	Baa2	5.125%	02/22/21		1,500	1,603,988
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	Aaa	4.300%	10/25/19		2,900	3,244,436
TNK-BP Finance SA (Luxembourg), Gtd. Notes	Baa2	7.250%	02/02/20		1,700	1,909,304
TNK-BP Finance SA (Luxembourg), Gtd. Notes	Baa2	7.875%	03/13/18		5,000	5,718,750
UBS AG (Switzerland), Sr. Unsec’d. Notes	Aa3	1.466%(c)	01/28/14		2,000	1,989,024
UBS AG (Switzerland), Sr. Unsec’d. Notes	Aa3	5.750%	04/25/18		4,100	4,541,800
UBS Preferred Funding Trust V, Jr. Sub. Notes	Baa3	6.243%(c)	05/29/49		12,400	11,656,000

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial Services (continued)
UFJ Finance Aruba AEC (Aruba), Bank Gtd. Notes	A1	6.750%	07/15/13	$400	$421,806

					611,110,262

Healthcare Providers & Services — 0.1%
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%	02/15/20	10,000	10,837,500

Holding Companies – Diversified
Noble Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Baa3	4.875%	08/05/15	755	755,000

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	5.750%	08/15/15	5,900	6,469,598

Insurance — 0.8%
American International Group, Inc., Jr. Sub. Debs	Baa2	8.175%(c)	05/15/68	11,400	12,369,000
American International Group, Inc., Jr. Sub. Notes	Baa2	6.250%	03/15/87	5,500	5,087,500
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	06/01/22	10,900	11,153,120
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	5.050%	10/01/15	800	849,105
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	7,500	9,053,902
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	3,400	3,758,778
Dai-Ichi Life Insurance Co Ltd. (The) (Japan), Sub. Notes, 144A	A3	7.250%(c)	12/29/49	6,600	6,962,102
Hartford Financial Services Group, Inc., Jr. Sub. Debs	Ba1	8.125%(c)	06/15/68	3,800	3,980,500
Pacific LifeCorp, Sr. Notes, 144A	Baa1	6.000%	02/10/20	2,900	3,165,460
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.550%	04/27/15	8,100	8,939,565

					65,319,032

Media
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	1,600	1,945,757

Metals & Mining — 0.4%
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, 144A	A1	6.150%	10/24/36	700	875,961
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, 144A	A1	7.500%	01/15/19	4,600	5,828,209
CSN Resources SA (Luxembourg), Gtd. Notes, 144A	Ba1	6.500%	07/21/20	4,300	4,658,190
Gerdau Holdings, Inc., Gtd. Notes, 144A	BBB-(d)	7.000%	01/20/20	12,200	13,603,000
Gerdau Trade, Inc. (British Virgin Islands), Gtd. Notes, 144A	BBB-(d)	5.750%	01/30/21	2,500	2,591,250
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.250%	01/23/17	1,200	1,364,752
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36	1,200	1,391,945

					30,313,307

Miscellaneous Manufacturing — 0.1%
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.250%	12/06/17	3,800	4,437,420

Oil & Gas — 1.6%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	1.397%(c)	06/02/14	9,700	9,685,828
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.750%	01/15/32	4,200	4,722,270

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.800%	08/01/31	$850	$954,020
ENN Energy Holdings Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 144A	Baa3	6.000%	05/13/21	1,700	1,710,280
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes	Baa1	9.250%	04/23/19	1,000	1,247,290
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.212%	11/22/16	1,100	1,193,445
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	7.343%	04/11/13	1,900	1,970,642
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.146%	04/11/18	7,200	8,573,198
Gazprom OAO Via Gazprom International SA (Luxembourg), Sr. Unsec’d. Notes	BBB+(d)	7.201%	02/01/20	465	507,878
Gazprom OAO Via RBS AG (Germany), Sr. Unsec’d. Notes	Baa1	9.625%	03/01/13	400	419,060
Novatek Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa3	5.326%	02/03/16	3,100	3,224,372
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21	20,700	22,309,860
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	7.875%	03/15/19	4,800	5,838,461
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21	16,400	18,532,000
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	6.000%	03/05/20	12,500	14,456,250
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	Baa1	5.500%	06/27/44(g)	1,800	1,840,500
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes	Aa3	5.298%	09/30/20	3,275	3,586,366
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, 144A	Aa3	5.298%	09/30/20	1,344	1,471,330
Southern Gas Networks PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	1.304%(c)	10/21/15	GBP 13,500	19,992,469

					122,235,519

Paper & Forest Products
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Baa3	7.750%	11/15/29	2,000	2,598,132

Pharmaceuticals
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	5.900%	09/15/17	800	961,099

Real Estate — 0.1%
WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A	A2	6.750%	09/02/19	7,300	8,613,073

Retail & Merchandising
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%	01/10/30	1,081	1,279,728

Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A	A2	6.250%	02/25/20	9,800	10,571,574

Telecommunications — 0.2%
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	3.375%	10/14/16	400	408,833
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	4.750%	02/16/21	900	958,500
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.200%	11/10/26	7,950	8,029,500

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Virginia, Inc., Sr. Unsec’d. Notes	A-(d)	7.875%	01/15/22		$3,000	$3,913,443

						13,310,276

Utilities — 0.6%
Entergy Corp., Sr. Unsec’d. Notes	Baa3	3.625%	09/15/15		14,700	15,111,247
Korea Electric Power Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.000%	10/05/15		16,000	16,294,566
Majapahit Holding BV (Netherlands), Gtd. Notes	Ba1	7.250%	06/28/17		4,400	4,994,000
Majapahit Holding BV (Netherlands), Gtd. Notes, 144A	Ba1	7.750%	01/20/20		5,000	5,962,500

						42,362,313

TOTAL CORPORATE BONDS (cost $1,761,726,416)						1,794,864,348

FOREIGN GOVERNMENT BONDS — 5.3%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Bonds.	Baa2	4.125%	09/15/17	EUR	2,700	3,543,280
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/17	BRL	9,088	4,640,022
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa2	10.000%	01/01/21	BRL	75	37,431
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes	Aaa	2.650%	03/15/22	CAD	2,400	2,437,175
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes	Aaa	3.350%	12/15/20	CAD	7,200	7,743,271
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes	Aaa	3.800%	06/15/21	CAD	12,300	13,664,465
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	5.875%	04/24/19		4,100	4,217,875
Italy Buoni Poliennali del Tesoro (Italy), Bonds, TIPS	Baa2	2.100%	09/15/21	EUR	1,800	1,935,081
Korea Housing Finance Corp. (South Korea),
Covered Bonds	Aa3	4.125%	12/15/15		2,700	2,856,457
Mexican Bonos (Mexico), Bonds	Baa1	6.000%	06/18/15	MXN	72,100	5,592,389
Mexican Bonos (Mexico), Bonds	Baa1	6.250%	06/16/16	MXN	74,000	5,833,866
Mexican Bonos (Mexico), Bonds	Baa1	6.500%	06/10/21	MXN	166,100	13,467,103
Mexican Bonos (Mexico), Bonds	Baa1	6.500%	06/09/22	MXN	5,000	404,991
Mexican Bonos (Mexico), Bonds	Baa1	10.000%	12/05/24	MXN	219,700	23,076,562
Province of British Columbia Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.200%	04/25/17		37,400	37,765,622
Province of Ontario (Canada), Bonds	Aa1	4.000%	06/02/21	CAD	44,300	47,980,281
Province of Ontario (Canada), Bonds	Aa1	4.200%	03/08/18	CAD	2,800	3,061,436
Province of Ontario (Canada), Bonds	Aa1	4.200%	06/02/20	CAD	14,700	16,145,599
Province of Ontario (Canada), Bonds	Aa1	4.300%	03/08/17	CAD	10,600	11,550,158
Province of Ontario (Canada), Bonds, MTN	Aa1	4.600%	06/02/39	CAD	4,700	5,526,759
Province of Ontario (Canada), Debs	Aa1	6.500%	03/08/29	CAD	9,800	13,564,255
Province of Ontario (Canada), Notes, MTN	Aa1	5.500%	06/02/18	CAD	3,200	3,719,367
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa1	3.000%	07/16/18		2,700	2,906,685
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa2	3.150%	06/02/22	CAD	40,200	40,642,630
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa1	4.400%	04/14/20		3,800	4,417,625
Province of Ontario (Canada), Sr. Unsec’d. Notes, MTN	Aa1	4.000%	10/07/19		1,200	1,363,915
Province of Quebec (Canada), Debs	A+(d)	4.500%	12/01/17	CAD	4,400	4,863,899
Province of Quebec (Canada), Notes	Aa2	4.250%	12/01/21	CAD	30,100	33,031,949
Province of Quebec (Canada), Notes	Aa2	4.500%	12/01/20	CAD	43,400	48,455,305
Province of Quebec (Canada), Sr. Unsec’d. Notes	Aa2	2.750%	08/25/21		4,400	4,551,259

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Province of Quebec (Canada), Sr. Unsec’d. Notes	Aa2	3.500%	07/29/20		$1,400	$1,540,000
Province of Quebec (Canada), Sr. Unsec’d. Notes	Aa2	3.500%	12/01/22	CAD	4,100	4,228,022
Rebublic of Panama (Panama), Sr. Unsec’d. Notes	Baa3	7.250%	03/15/15		900	1,028,250
Russian Government (Russia)	Baa1	7.500%	03/31/30		30,510	36,614,451
United Mexican States (Mexico)	Baa1	4.250%	07/14/17	EUR	1,000	1,357,884
Vnesheconombank Via VEB Finance PLC (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	5.375%	02/13/17		2,700	2,794,068

TOTAL FOREIGN GOVERNMENT BONDS (cost $400,835,561)						416,559,387

MUNICIPAL BONDS — 4.3%
California — 2.4%
California Infrastructure & Economic Development Bank, Revenue Bonds	Aa2	6.486%	05/15/49		2,600	3,208,036
California State University, Revenue Bonds	Aa2	6.484%	11/01/41		4,500	5,545,755
Fresno County, Revenue Bonds	AA-(d)	3.970%(s)	08/15/20		12,675	9,302,816
Golden State Tobacco Securitization Corp., Revenue Bonds	B3	1.140%(s)	06/01/37		18,400	13,820,976
Los Angeles Department of Water & Power, Revenue Bonds	Aa3	6.603%	07/01/50		3,300	4,757,544
Los Angeles Unified School District, General Obligation Unlimited	Aa2	6.758%	07/01/34		14,700	19,057,962
Los Angeles Waste Water System, Revenue Bonds	Aa3	5.713%	06/01/39		2,400	2,924,544
Orange County Local Transportation Authority, Series A, Revenue Bonds	Aa2	6.908%	02/15/41		16,100	22,472,541
State of California, General Obligation Unlimited	A1	5.650%(c)	04/01/39		2,200	2,283,094
State of California, General Obligation Unlimited	A1	5.950%	04/01/16		2,000	2,281,260
State of California, General Obligation Unlimited	A1	7.500%	04/01/34		9,200	11,516,744
State of California, General Obligation Unlimited	A1	7.550%	04/01/39		20,200	26,168,696
State of California, General Obligation Unlimited	A1	7.600%	11/01/40		7,100	9,165,887
University of California, Revenue Bonds	Aa2	5.000%	05/15/37		500	551,500
University of California, Revenue Bonds	Aa2	6.583%	05/15/49		42,800	56,632,104

						189,689,459

Florida
Seminole County Florida Water & Sewer, Revenue Bonds	Aa2	6.443%	10/01/40		400	455,136

Illinois — 0.7%
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.300%	12/01/21		300	322,524
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.899%	12/01/40		18,200	21,452,522
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.200%	12/01/40		2,900	3,189,971
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.300%	12/01/21		200	215,016
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.899%	12/01/40		10,200	12,314,766
Illinois Finance Authority, Revenue Bonds	Aa1	5.750%	07/01/33		4,900	5,937,575
Illinois Municipal Electric Agency, Revenue Bonds	A1	6.832%	02/01/35		4,800	5,783,232

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Illinois (continued)
Regional Transportation Authority, Series A, Revenue Bonds	Aa3	5.000%	07/01/25	$1,600	$1,750,800

					50,966,406

Iowa — 0.1%
State of Iowa, Revenue Bonds	Aa2	6.750%	06/01/34	6,800	8,088,124

Massachusetts — 0.2%
Massachusetts Health & Educational Facilities Authority, Revenue Bonds	Aaa	6.000%	07/01/36	5,100	6,236,076
Massachusetts Health & Educational Facilities Authority, Series A, Revenue Bonds	Aaa	5.500%	11/15/36	500	600,965
Massachusetts Port Authority, Revenue Bonds	A3	6.352%	07/01/37	7,900	9,556,235

					16,393,276

Nebraska — 0.1%
Public Power Generation Agency, Revenue Bonds	A2	7.242%	01/01/41	3,600	4,310,244

Nevada — 0.1%
County of Clark NV Airport, Revenue Bonds.	Aa2	6.820%	07/01/45	5,400	7,448,544
Truckee Meadows Water Authority, Series A, Revenue Bonds	Aa2	5.000%	07/01/36	195	208,923

					7,657,467

New Jersey — 0.1%
City of Trenton, General Obligation Unlimited	Aa3	4.800%	04/01/14	990	1,007,949
Jersey City Municipal Utilities Authority, Series A, Revenue Bonds	A2	4.810%	05/15/14	1,000	1,013,760
New Jersey State Turnpike Authority, Series A, Revenue Bonds	A3	7.102%	01/01/41	5,500	7,763,085

					9,784,794

New York
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	5.750%	06/15/40	300	360,306

North Carolina — 0.1%
North Carolina Turnkpike Authority, Revenue Bonds	Aa2	6.700%	01/01/39	5,300	6,165,278

Rhode Island
Tobacco Settlement Financing Corp., Revenue Bonds	Ba1	6.125%	06/01/32	1,205	1,227,774
Tobacco Settlement Financing Corp., Revenue Bonds	B1	6.250%	06/01/42	400	406,924

					1,634,698

Tennessee — 0.5%
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bonds	Aa3	6.568%	07/01/37	7,700	10,315,767
Metropolitan Government of Nashville & Davidson County, Series C, Revenue Bonds	Aa3	6.693%	07/01/41	21,000	28,204,890

					38,520,657

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Texas
Dallas County Hospital District, General Obligation Ltd.	AAA(d)	6.171%	08/15/34	$1,600	$1,856,512

Wisconsin
Wisconsin State General, Revenue Bonds	Aa3	5.700%	05/01/26	510	598,760

TOTAL MUNICIPAL BONDS (cost $267,194,243)					336,481,117

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.6%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.500%	01/25/34	2,190	2,224,540
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	Caa2	3.124%(c)	09/25/35	3,884	3,147,658
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	Ba1	2.736%(c)	02/25/45	935	808,969
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A1B, 144A	Aaa	1.889%(c)	05/16/47	EUR 1,291	1,636,879
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A2B, 144A	Aaa	2.089%(c)	05/16/47	EUR 9,000	11,438,075
Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	2.628%(c)	05/25/35	1,424	1,446,815
Banc of America Funding Corp., Series 2006-J, Class 4A1	D(d)	5.700%(c)	01/20/47	1,694	1,032,353
Banc of America Mortgage Securities, Inc., Series 2004-1, Class 5A1	AAA(d)	6.500%	09/25/33	134	141,704
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	A1	6.500%	10/25/31	33	35,135
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1	Baa3	2.973%(c)	07/25/34	1,878	1,690,916
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	NR	5.530%(c)	03/26/37	1,700	1,326,000
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.682%(c)	02/25/33	135	133,732
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	Aaa	2.897%(c)	02/25/33	128	106,393
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	Aa1	2.634%(c)	04/25/33	66	62,933
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	Baa3	2.875%(c)	01/25/34	11	8,781
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	Baa3	2.889%(c)	01/25/34	335	335,977
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	B2	3.096%(c)	07/25/34	2,040	1,624,398
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	B3	2.867%(c)	11/25/34	5,689	4,851,621
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	Ba3	2.814%(c)	01/25/35	1,329	1,183,106
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	Baa3	3.078%(c)	03/25/35	1,270	1,249,332
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Ba3	2.250%(c)	08/25/35	27,553	25,549,748
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	A1	2.699%(c)	12/25/33	2,904	2,807,778
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	Caa2	2.883%(c)	05/25/35	2,602	2,066,188

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	Caa1	2.883%(c)	05/25/35	$1,884	$1,612,846
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	2.879%(c)	09/25/35	1,349	923,729
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	Ca	2.955%(c)	03/25/36	536	267,748
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	A2	0.405%(c)	02/25/34	2,946	2,404,534
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Caa3	2.846%(c)	01/26/36	5,091	3,013,048
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa3	2.829%(c)	12/26/46	2,698	1,504,786
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	Ca	2.644%(c)	08/25/35	5,421	2,629,549
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Caa3	2.843%(c)	12/25/35	416	202,917
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1	Caa3	0.424%(c)	02/20/47	4,599	2,256,222
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A1	Ca	5.517%(c)	11/25/35	515	312,264
Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A2	C	0.515%(c)	05/25/36	435	64,677
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A3	C	0.495%(c)	10/25/46	449	113,496
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Caa3	0.425%(c)	05/25/47	6,329	3,584,518
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3.	B3	2.620%(c)	11/25/34	3,819	3,143,867
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	Caa1	2.709%(c)	02/20/35	6,597	5,389,085
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 5A1	Caa2	5.129%(c)	10/20/35	577	426,758
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	Caa2	2.595%(c)	02/20/36	649	480,618
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A2	Ca	0.585%(c)	03/25/36	628	237,908
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 3A2	C	0.595%(c)	02/25/36	368	92,592
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1B	Ca	5.240%(c)	05/20/36	1,087	701,240
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A	A1	0.888%(c)	03/25/32	42	31,300
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B	Ca	6.300%	07/25/36	675	340,640
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A2	C	0.563%(c)	07/19/45	431	54,919
Fannie Mae REMICS, Series 1993-70, Class Z	Aaa	6.900%	05/25/23	39	44,923
Fannie Mae REMICS, Series 2001-29, Class Z	Aaa	6.500%	07/25/31	96	110,290
Fannie Mae REMICS, Series 2002-56, Class MC .	Aaa	5.500%	09/25/17	55	59,800
Fannie Mae REMICS, Series 2003-25, Class KP	Aaa	5.000%	04/25/33	2,170	2,407,318
Fannie Mae REMICS, Series 2003-33, Class PU	Aaa	4.500%	05/25/33	109	119,415
Fannie Mae REMICS, Series 2005-75, Class FL	Aaa	0.695%(c)	09/25/35	5,363	5,364,357
Fannie Mae REMICS, Series 2006-5, Class 3A2	Aaa	2.564%(c)	05/25/35	276	285,878
Fannie Mae REMICS, Series 2006-118, Class A1	Aaa	0.305%(c)	12/25/36	902	892,827
Fannie Mae REMICS, Series 2007-30, Class AF	Aaa	0.555%(c)	04/25/37	4,961	4,956,689
Fannie Mae REMICS, Series 2007-73, Class A1	Aaa	0.305%(c)	07/25/37	3,203	3,066,023
Fannie Mae REMICS, Series 2012-55, Class PC	Aaa	3.500%	05/25/42	52,839	55,121,121

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.244%(c)	12/25/42		$640	$734,488
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.000%	02/25/44		161	185,473
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.500%	03/25/44		144	169,096
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.526%(c)	07/25/44		1,386	1,440,252
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.315%(c)	10/25/44		936	937,359
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	Aaa	1.353%(c)	02/25/45		232	223,805
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.285%(c)	12/25/36		5,783	5,751,189
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1	Caa2	2.598%(c)	09/25/35		121	87,481
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	B-(d)	2.658%(c)	08/25/35		1,314	1,076,061
Freddie Mac REMICS, Series 2064, Class ZA	Aaa	6.500%	05/15/28		809	924,605
Freddie Mac REMICS, Series 2145, Class MZ	Aaa	6.500%	04/15/29		2,612	2,964,276
Freddie Mac REMICS, Series 2378, Class PE	Aaa	5.500%	11/15/16		101	108,168
Freddie Mac REMICS, Series 2662, Class DG	Aaa	5.000%	10/15/22		1,048	1,103,828
Freddie Mac REMICS, Series 2694, Class QH	Aaa	4.500%	03/15/32		1,216	1,265,154
Freddie Mac REMICS, Series 2721, Class PE	Aaa	5.000%	01/15/23		525	557,154
Freddie Mac REMICS, Series 2734, Class PG	Aaa	5.000%	07/15/32		653	674,827
Freddie Mac REMICS, Series 2737, Class YD	Aaa	5.000%	08/15/32		457	473,483
Freddie Mac REMICS, Series 2764, Class LZ	Aaa	4.500%	03/15/34		11,009	12,019,172
Freddie Mac REMICS, Series 3149, Class LF	Aaa	0.542%(c)	05/15/36		2,276	2,274,122
Freddie Mac REMICS, Series 3335, Class BF	Aaa	0.392%(c)	07/15/19		2,442	2,439,551
Freddie Mac REMICS, Series 3335, Class FT	Aaa	0.392%(c)	08/15/19		6,212	6,204,522
Freddie Mac REMICS, Series 3346, Class FA	Aaa	0.472%(c)	02/15/19		607	607,740
Freddie Mac REMICS, Series 3838, Class GZ	Aaa	4.000%	04/15/41		29,421	30,446,293
Freddie Mac REMICS, Series 3886, Class AF	Aaa	0.822%(c)	07/15/41		19,652	19,696,230
Freddie Mac REMICS, Series 3898, Class NF	Aaa	0.812%(c)	07/15/41		81,325	81,527,779
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	0.893%(c)	02/16/30		9	8,846
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class A4	Aaa	0.444%(c)	12/20/54		3,010	2,889,940
Granite Master Issuer PLC (United Kingdom), Series 2005-4, Class A5	Aaa	0.581%(c)	12/20/54	EUR	3,597	4,387,160
Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3A2	Aaa	0.581%(c)	12/20/54	EUR	5,531	6,745,325
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 3A2	Aaa	0.583%(c)	12/17/54	EUR	3,473	4,236,064
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 2A	Aaa	1.121%(c)	01/20/44	EUR	531	650,868
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 3A	Aaa	1.393%(c)	01/20/44	GBP	823	1,243,803
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 2A2	Aaa	0.939%(c)	09/20/44	EUR	548	668,139
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 3A2	Aaa	1.298%(c)	09/20/44	GBP	4,219	6,359,037
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A2	C	0.515%(c)	04/25/36		483	66,695
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	B3	0.325%(c)	10/25/46		89	88,362
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	B3	0.325%(c)	01/25/47		17	16,712

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	B(d)	3.130%(c)	10/25/33	$2,312	$2,039,184
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	B1	2.751%(c)	06/25/34	1,375	1,227,938
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	Aaa	2.651%(c)	09/25/35	2,724	2,647,982
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	B-(d)	5.132%(c)	11/25/35	3,492	3,349,638
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	Caa1	6.000%	03/25/37	4,071	3,553,099
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	Caa3	0.463%(c)	05/19/35	631	395,896
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	Caa3	3.091%(c)	07/19/35	3,454	2,481,172
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	C	0.493%(c)	09/19/46	344	46,269
Holmes Master Issuer PLC (United Kingdom), Series 2011-1X, Class A3	Aaa	2.107%(c)	10/15/54	EUR 7,700	9,751,129
Homebanc Mortgage Trust, Series 2006-2, Class A1	Caa2	0.425%(c)	12/25/36	565	369,231
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1	BB(d)	1.717%(c)	01/25/32	2	1,277
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A2	BB(d)	1.750%(c)	01/25/32	18	14,772
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	Caa1	2.668%(c)	12/25/34	1,356	1,043,569
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	Caa2	4.821%(c)	09/25/35	472	351,566
Indymac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1	Caa2	3.006%(c)	06/25/35	462	355,092
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1	Baa1	4.744%(c)	02/25/34	241	240,516
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	Ba1	5.005%(c)	02/25/35	596	596,804
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	CCC(d)	5.750%	01/25/36	4,075	3,753,370
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	B3	2.764%(c)	07/25/35	4,272	3,831,715
MASTR Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.500%	09/25/33	736	769,559
MASTR Reperforming Loan Trust, Series 2006-1, Class 1A4, 144A	B3	8.000%	07/25/35	903	934,910
Merrill Lynch Alternative Note Asset, Series 2007-A2, Class A3C	Ca	0.545%(c)	03/25/37	703	263,278
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	A2	2.545%(c)	05/25/33	2,682	2,574,384
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.455%(c)	02/25/36	3,298	2,405,066
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1, Class 2A1	CCC(d)	5.235%(c)	04/25/37	1,174	830,629
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	Baa2	2.351%(c)	12/25/34	346	348,204
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.239%(c)	10/25/35	522	451,981
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	A2	0.495%(c)	11/25/35	2,797	2,249,379
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5	Caa2	4.976%	05/25/35	6,058	5,225,098

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	Aa3	6.138%	03/25/47	$540	$475,224
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	Aa3	5.820%	03/25/47	534	470,326
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B	Ba1	0.505%(c)	07/25/35	208	204,017
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	AAA(d)	0.645%(c)	02/25/34	350	315,170
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	AAA(d)	0.645%(c)	02/25/19	24	23,650
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	C	0.475%(c)	05/25/37	832	176,543
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	BB(d)	6.500%	03/25/32	101	105,968
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	Caa3	3.134%(c)	09/25/35	5,185	3,602,722
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	NR	9.950%	08/01/17	17	18,608
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	B2	2.750%(c)	01/25/35	5,390	4,414,814
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	Caa2	2.742%(c)	08/25/35	890	705,594
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1	D(d)	5.635%(c)	02/25/36	468	310,476
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	C	0.505%(c)	05/25/46	469	80,154
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 2A2	C	0.505%(c)	05/25/46	517	43,364
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1BG.	Caa3	0.365%(c)	08/25/36	3,531	1,856,635
Structured Asset Securities Corp., Series 2002-1A, Class 4A	BB(d)	2.539%(c)	02/25/32	50	50,406
Structured Asset Securities Corp., Series 2003-40A, Class 3A2	Ba3	2.675%(c)	01/25/34	597	536,349
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A	CC(d)	2.797%(c)	10/25/35	1,428	1,130,490
Thornburg Mortgage Securities Trust, Series 2003-2, Class A1	Aa1	0.925%(c)	04/25/43	183	175,875
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	B1	5.520%(c)	10/25/46	11,601	11,261,145
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	Ca	1.117%(c)	05/25/46	2,752	1,380,352
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Aa3	2.390%(c)	02/27/34	526	522,700
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	B3	1.347%(c)	11/25/42	290	248,752
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	A2	2.546%(c)	09/25/33	338	339,340
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1B2	B3	0.678%(c)	11/25/34	1,033	791,271
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A	A1	6.000%	06/25/34	267	284,651
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Ba2	0.535%(c)	10/25/45	2,448	1,959,567
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1B2	Ca	0.655%(c)	11/25/45	634	415,053

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1B2	Caa3	0.655%(c)	12/25/45	$569	$372,981
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	CC(d)	2.506%(c)	09/25/36	643	450,361
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	CCC(d)	2.339%(c)	12/25/36	186	127,591
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A	Caa3	0.967%(c)	12/25/46	1,246	737,733
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	Caa2	0.957%(c)	12/25/46	1,726	1,236,397
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Caa2	2.640%(c)	12/25/46	489	360,354
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	CCC(d)	2.160%(c)	01/25/37	808	539,724
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	D(d)	2.452%(c)	04/25/37	2,336	1,507,135
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	Aa1	2.207%(c)	02/25/33	10	8,639
Washington Mutual MSC Mortgage Pass-Through Certifiicates, Series 2004-RA4, Class 2A	A(d)	6.500%	08/25/34	1,029	1,059,949
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A12	AAA(d)	5.250%	01/25/34	50,260	51,653,984
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	Baa1	2.601%(c)	12/25/34	2,529	2,478,337
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-CC, Class A1.	Ba1	2.610%(c)	01/25/35	813	770,267
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1	CCC(d)	2.622%(c)	03/25/36	2,737	2,416,780

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $538,109,281)					516,102,147

U.S. GOVERNMENT AGENCY OBLIGATIONS — 50.7%
Federal Home Loan Mortgage Corp.		1.000%	03/08/17-06/29/17	25,900	26,033,546
Federal Home Loan Mortgage Corp.		1.250%	05/12/17	8,100	8,207,050
Federal Home Loan Mortgage Corp.		1.750%	05/30/19	6,100	6,239,202
Federal Home Loan Mortgage Corp.		2.375%	01/13/22(k)	122,000	125,202,988
Federal Home Loan Mortgage Corp.		3.750%	03/27/19	17,600	20,328,546
Federal Home Loan Mortgage Corp.		4.500%	04/01/38-06/01/41	80,161	85,760,636
Federal Home Loan Mortgage Corp.		4.500%	TBA	4,000	4,271,875
Federal Home Loan Mortgage Corp.		4.737%(c)	11/01/35	933	997,823
Federal Home Loan Mortgage Corp.		5.250%	04/18/16	1,400	1,638,518
Federal Home Loan Mortgage Corp.		5.500%	08/23/17-02/01/40	60,968	66,887,188
Federal Home Loan Mortgage Corp.		6.000%	01/01/14-07/01/40	83,950	92,190,376
Federal National Mortgage Assoc		0.500%	07/02/15	25,800	25,768,111
Federal National Mortgage Assoc		1.125%	04/27/17	25,900	26,143,097
Federal National Mortgage Assoc		1.250%	01/30/17	81,700	82,987,837
Federal National Mortgage Assoc		1.353%(c)	06/01/43	1,807	1,823,200
Federal National Mortgage Assoc		1.375%	11/15/16	500	511,752
Federal National Mortgage Assoc		2.173%(c)	08/01/35	1,764	1,843,896
Federal National Mortgage Assoc		2.325%(c)	01/01/24	1	1,136
Federal National Mortgage Assoc		2.361%(c)	06/01/35	300	315,295
Federal National Mortgage Assoc		2.500%	TBA	1,000	1,030,938
Federal National Mortgage Assoc		2.500%	TBA	7,000	7,212,188
Federal National Mortgage Assoc		2.500%	TBA	3,000	3,084,375
Federal National Mortgage Assoc		2.542%(c)	07/01/37	12	11,803
Federal National Mortgage Assoc		3.000%	TBA	111,000	116,289,838

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc	3.271%(c)	08/01/29	$67	$71,211
Federal National Mortgage Assoc	3.330%	11/01/21	1,684	1,812,070
Federal National Mortgage Assoc	3.500%	09/01/20-01/01/42	8,646	9,139,153
Federal National Mortgage Assoc	3.500%	TBA	37,000	38,890,471
Federal National Mortgage Assoc	3.500%	TBA	85,000	89,807,812
Federal National Mortgage Assoc	3.500%	TBA	618,000	647,837,843
Federal National Mortgage Assoc	3.593%(c)	05/01/36	4,564	4,664,701
Federal National Mortgage Assoc	3.949%(c)	05/01/36	36	38,051
Federal National Mortgage Assoc	4.000%	10/01/13-10/01/41	119,967	127,685,394
Federal National Mortgage Assoc	4.000%	TBA	14,000	14,888,125
Federal National Mortgage Assoc	4.000%	TBA	25,000	26,585,938
Federal National Mortgage Assoc	4.000%	TBA	207,000	220,293,292
Federal National Mortgage Assoc	4.000%	TBA	73,000	77,551,097
Federal National Mortgage Assoc	4.077%(c)	11/01/35	1,475	1,529,281
Federal National Mortgage Assoc	4.500%	03/01/18-01/01/42	434,322	467,874,318
Federal National Mortgage Assoc	4.500%	TBA	93,000	99,771,562
Federal National Mortgage Assoc	4.500%	TBA	8,000	8,575,000
Federal National Mortgage Assoc	4.500%	TBA	38,000	40,725,314
Federal National Mortgage Assoc	4.500%	TBA	247,000	264,753,113
Federal National Mortgage Assoc	4.500%	TBA	232,000	248,856,238
Federal National Mortgage Assoc	4.506%(c)	12/01/36	934	985,763
Federal National Mortgage Assoc	4.515%(c)	01/01/28	52	55,803
Federal National Mortgage Assoc	5.000%	02/13/17-10/01/41	162,524	177,495,401
Federal National Mortgage Assoc	5.000%	TBA	19,000	20,564,532
Federal National Mortgage Assoc	5.250%	09/15/16	1,000	1,182,507
Federal National Mortgage Assoc	5.352%(c)	01/01/36	749	808,414
Federal National Mortgage Assoc	5.375%	07/15/16-06/12/17	6,000	7,120,756
Federal National Mortgage Assoc	5.500%	01/01/18-07/01/41	115,859	126,785,955
Federal National Mortgage Assoc	5.500%	TBA	5,000	5,425,976
Federal National Mortgage Assoc	5.500%	TBA	2,000	2,181,562
Federal National Mortgage Assoc	5.500%	TBA	226,000	246,516,551
Federal National Mortgage Assoc	6.000%	04/01/17-09/01/39	209,369	230,589,316
Federal National Mortgage Assoc	6.500%	09/01/16	85	93,987
Government National Mortgage Assoc	1.625%(c)	03/20/17-02/20/32	3,636	3,765,645
Government National Mortgage Assoc	2.000%(c)	09/20/24-12/20/26	247	255,764
Government National Mortgage Assoc	2.375%(c)	06/20/22-05/20/30	203	210,738
Government National Mortgage Assoc	6.000%	05/15/37	59	67,167
Government National Mortgage Assoc	7.000%	02/15/24	8	8,887
Resolution Funding Corp., PO	1.390%(s)	10/15/19	7,600	6,814,791
Small Business Administration, Sec’d. Notes	4.875%	09/10/13	2,615	2,707,016
Small Business Administration Participation Certificates, Series 2003-20I, Class 1	5.130%	09/01/23	652	723,279
Small Business Administration Participation Certificates, Series 2004-20F, Class 1	5.520%	06/01/24	148	167,174
Small Business Administration Participation Certificates, Series 2007-20K, Class 1	5.510%	11/01/27	13,617	15,586,641
Small Business Administration Participation Certificates, Series 2009-20E, Class 1	4.430%	05/01/29	16,809	18,893,985

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,916,454,426)				3,965,138,808

U.S. TREASURY OBLIGATIONS — 29.7%
U.S. Treasury Bonds	3.000%	05/15/42	23,000	24,088,912
U.S. Treasury Bonds	3.125%	11/15/41	128,000	137,600,000
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125%	04/15/16-01/15/22(h)	130,900	140,836,894
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.625%	07/15/21	74,600	84,801,471
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.750%	02/15/42	40,100	42,823,518

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.125%	01/15/21	$11,400	$13,795,708
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.250%	07/15/20	13,600	16,656,376
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.750%	01/15/28	1,000	1,375,749
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25-01/15/27(h)	27,800	43,379,226
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%	01/15/29(h)(k)	55,400	82,372,804
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.625%	04/15/28	8,800	19,308,957
U.S. Treasury Notes	0.625%	05/31/17(h)(k)	283,600	282,292,888
U.S. Treasury Notes	0.750%	06/30/17	29,200	29,229,667
U.S. Treasury Notes	0.875%	01/31/17-02/28/17	20,100	20,274,308
U.S. Treasury Notes	1.000%	03/31/17-06/30/19	153,600	153,271,424
U.S. Treasury Notes	1.125%	05/31/19	135,100	135,311,026
U.S. Treasury Notes	1.250%	04/30/19(h)(k)	172,600	174,514,824
U.S. Treasury Notes	1.375%	11/30/18-02/28/19(h)(k)	674,000	688,500,998
U.S. Treasury Notes	1.500%	08/31/18	1,200	1,238,156
U.S. Treasury Notes	2.750%	02/15/19	46,000	51,049,236
U.S. Treasury Notes	3.125%	05/15/19	44,100	50,122,384
U.S. Treasury Notes	3.375%	11/15/19	18,000	20,825,154
U.S. Treasury Notes	3.500%	02/15/18	24,900	28,489,111
U.S. Treasury Notes	3.625%	08/15/19	71,100	83,392,550

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,291,973,543)				2,325,551,341

			Shares
COMMON STOCK
Automobile Manufacturers
General Motors Co. (Class A Stock)*(g) (cost $0)			68,000	102,000

PREFERRED STOCK — 0.8%
Commercial Banks
GMAC Capital Trust I, Series 2, 8.125% (cost $62,700,000)			2,508,000	60,317,400

TOTAL LONG-TERM INVESTMENTS (cost $9,595,816,765)				$9,776,904,516

			Principal Amount (000)#
SHORT-TERM INVESTMENTS — 4.2%
REPURCHASE AGREEMENTS(m) — 3.1%
Barclays Capital, Inc., 0.160%, dated 06/29/12, due 07/02/12 in the amount of $2,200,029			$2,200	2,200,000
Barclays Capital, Inc., 0.160%, dated 06/29/12, due 07/02/12 in the amount of $2,200,029			2,200	2,200,000
Citigroup Global Markets, Inc., 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,500,092			5,500	5,500,000
Citigroup Global Markets, Inc., 0.220%, dated 06/29/12, due 07/02/12 in the amount of $5,500,101			5,500	5,500,000
Goldman Sachs & Co. (The), 0.150%, dated 06/27/12, due 07/12/12 in the amount of $92,805,413(g)			92,800	92,800,000
Goldman Sachs & Co. (The), 0.180%, dated 06/21/12, due 07/17/12 in the amount of $33,004,125(g)			33,000	33,000,000
Goldman Sachs & Co. (The), 0.180%, dated 06/22/12, due 07/17/12 in the amount of $21,002,310(g)			21,000	21,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

				Principal Amount (000)#	Value (Note 2)
REPURCHASE AGREEMENTS(m) (Continued)
Goldman Sachs & Co. (The), 0.190%, dated 06/29/12, due 07/02/12 in the amount of $5,800,092				$5,800	$5,800,000
JPMorgan Securities LLC, 0.190%, dated 06/29/12, due 07/17/12 in the amount of $600,048(g)				600	600,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $1,500,025				1,500	1,500,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,600,093				5,600	5,600,000
JPMorgan Securities LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $50,400,840				50,400	50,400,000
Morgan Stanley & Co. LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,500,092				5,500	5,500,000
Morgan Stanley & Co. LLC, 0.200%, dated 06/29/12, due 07/02/12 in the amount of $5,500,092				5,500	5,500,000
Morgan Stanley & Co. LLC, 0.210%, dated 06/29/12, due 07/02/12 in the amount of $5,500,096				5,500	5,500,000

TOTAL REPURCHASE AGREEMENTS (cost $242,600,000)					242,600,000

	Interest Rate	Maturity Date
CERTIFICATES OF DEPOSIT(n) — 0.5%
Itau Unibanco	0.400%	11/05/12		9,200	9,148,532
Itau Unibanco	0.400%	11/13/12		31,150	31,151,635

TOTAL CERTIFICATES OF DEPOSIT (cost $40,113,075)					40,300,167

U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills	0.137%	10/25/12	(h)	18,970	18,963,797
U.S. Treasury Bills	0.144%	10/25/12	(h)	1,850	1,849,395
U.S. Treasury Bills	0.182%	05/30/13	(h)	661	659,844
U.S. Treasury Bills	0.185%	05/02/13	(h)	270	269,573

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,740,396)					21,742,609

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $13,978,145)(w)(Note 4)				13,978,145	13,978,145

				Principal Amount (000)#
COMMERCIAL PAPER(n) — 0.1%
British Telecommunications PLC (cost $5,882,300)	0.900%	10/29/12		$5,900	5,882,905

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN TREASURY OBLIGATION(n)

Mexican Cetes (cost 340,752)	4.570%	08/23/12	MXN10,000	$74,463

TOTAL SHORT-TERM INVESTMENTS (cost $324,654,668)				324,578,289

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 129.2%
(cost $9,920,471,433)				$10,101,482,805

SECURITIES SOLD SHORT — (1.2)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — (1.2)%
Federal National Mortgage Assoc	5.000%	TBA	$75,000	(81,152,344)
Federal National Mortgage Assoc	6.000%	TBA	11,300	(12,415,874)

TOTAL SECURITIES SOLD SHORT (proceeds received $93,493,609)				(93,568,218)

	Counterparty		Notional Amount (000)#
OPTIONS WRITTEN*

Call Options
10 Year U.S. Treasury Note Futures, expiring 08/24/12, Strike Price $136.00			54,200	(101,625)
Interest Rate Swap Options,
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Credit Suisse First Boston		16,000	(251,861)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		23,900	(376,217)
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, expiring 05/30/13	Royal Bank of Scotland Group PLC		21,800	(200,994)

				(930,697)

Put Options
10 Year U.S. Treasury Note Futures, expiring 08/24/12, Strike Price $131.00			54,200	(152,438)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA, expiring 03/10/20, Strike Price $215.95	Deutsche Bank		6,000	(12,882)
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets		16,800	(24,751)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		40,100	(62,412)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		18,200	(30,402)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank		18,700	(49,428)
Interest Rate Swap Options,
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley		41,600	(42)
Receive a fixed rate of 3.25% and pay a floating rate based on 3-month LIBOR, expiring 07/16/12	Citigroup Global Markets		72,200	(7)
Receive a fixed rate of 3.25% and pay a floating rate based on 3-month LIBOR, expiring 07/16/12	Royal Bank of Scotland		24,100	(2)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Deutsche Bank		34,000	(1,380)
Receive a fixed rate of 1.35% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Credit Suisse First Boston		41,100	(9,979)
Receive a fixed rate of 1.35% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Royal Bank of Scotland Group PLC		67,200	(16,316)

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)

Put Options (continued)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Citigroup Global Markets	$21,600	$(978)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Credit Suisse First Boston Corp.	83,200	(3,769)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Deutsche Bank	396,100	(17,943)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Morgan Stanley	41,100	(1,862)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Royal Bank of Scotland	211,900	(9,599)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Bank of America	29,000	(319)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Citigroup, Inc.	154,500	(1,700)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Deutsche Bank	272,000	(2,992)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	JPMorgan Chase	159,300	(1,752)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 08/13/12	Royal Bank of Scotland	174,300	(1,917)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	23,800	(2)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	150,500	(15)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	489,800	(49)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Citigroup, Inc.	52,400	(19,346)
Receive a fixed rate of 0.92% and pay a floating rate based on 3-month LIBOR, expiring 11/14/12	Morgan Stanley	363,800	(134,315)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Royal Bank of Scotland	164,300	(3,023)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Credit Suisse First Boston	16,000	(99,811)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	23,900	(149,093)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 05/30/13	Royal Bank of Scotland Group PLC	82,400	(416,441)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 07/11/13	Deutsche Bank	104,900	(131,219)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 08/13/13	Deutsche Bank	59,100	(112,355)

			(1,468,539)

TOTAL OPTIONS WRITTEN (premiums received $27,025,730)			(2,399,236)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 128.0%
(cost $9,799,952,094)			10,005,515,351
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (28.0)%.			(2,186,348,179)

NET ASSETS — 100.0%			$7,819,167,172

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CDO	Collateralized Debt Obligations
CDX	Credit Derivative Index

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

CLO	Collateralized Loan Obligations
CPI	Consumer Price Index
FHLB	Federal Home Loan Bank
FHLMC	Federated Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Assoc.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NSA	Non-seasonally Adjusted
PO	Principal Only
REMICS	Real Estate Mortgage Investment Conduits
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SGD	Singapore Dollar

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $15,164,208. The aggregate value of $14,104,742 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FHLB (coupon rates 0.350%-4.500%, maturity dates 07/15/13-11/22/13), FHLMC (coupon rates 1.625%-3.500%, maturity dates 04/15/13-11/01/26) FNMA (coupon rates 3.500%-5.500%, maturity dates 06/01/36-07/01/42), GNMA (coupon rate 3.500%, maturity date 06/20/42) and U.S. Treasuries (coupon rates 0.250%-4.500%, maturity dates 12/15/12-11/15/ 40), with the aggregate value, including accrued interest, of $249,609,812.

(n)	Rates shown are the effective yields at purchase date.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Positions:
1,665	90 Day Euro Dollar	Mar. 2015	$412,044,538	$412,524,563	$480,025
514	90 Day Euro Dollar	Jun. 2015	127,095,375	127,208,575	113,200
190	90 Day Euro Dollar	Sep. 2015	46,846,875	46,963,250	116,375
6,220	10 Year U.S. Treasury Notes	Sep. 2012	825,943,734	829,592,500	3,648,766

					4,358,366

Short Position:
40	10 Year Euro-Bund.	Sep. 2012	7,148,013	7,132,371	15,642

					$4,374,008

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,	Westpac Banking Corp.	AUD	325	$320,216	$331,988	$11,772
Expiring 07/19/12
British Pound,	Barclays Capital Group	GBP	1,442	2,261,727	2,258,362	(3,365)
Expiring 07/03/12
Expiring 07/03/12	UBS Securities	GBP	32,092	50,079,566	50,260,291	180,725
Expiring 08/02/12	JPMorgan Chase	GBP	324	503,949	507,390	3,441
Canadian Dollar,	Royal Bank of Canada	CAD	456	443,882	447,048	3,166
Expiring 09/20/12
Chinese Yuan,	Citigroup Global Markets	CNY	6,313	1,000,000	988,526	(11,474)
Expiring 02/01/13
Expiring 02/01/13	Goldman Sachs & Co.	CNY	3,155	500,000	494,028	(5,972)
Euro,	Barclays Capital Group	EUR	5,002	6,486,884	6,330,929	(155,955)
Expiring 07/16/12
Expiring 09/14/12	JPMorgan Chase	EUR	8,690	10,958,385	11,005,587	47,202
Expiring 09/14/12	JPMorgan Chase	EUR	318	396,712	402,736	6,024
Expiring 09/14/12	UBS Securities	EUR	202	255,912	256,105	193
Indian Rupee,	JPMorgan Chase	INR	1,982,790	42,658,993	35,411,285	(7,247,708)
Expiring 07/12/12
Indonesia Rupiah,	Hong Kong & Shanghai Bank	IDR	240,895,295	26,662,457	25,637,387	(1,025,070)
Expiring 07/02/12
Mexican Peso,	JPMorgan Chase	MXN	3,862	276,447	288,169	11,722
Expiring 08/15/12
Expiring 08/15/12	UBS Securities	MXN	3,862	281,008	288,169	7,161
Singapore Dollar,	UBS Securities	SGD	1,975	1,598,713	1,558,980	(39,733)
Expiring 08/03/12

				$144,684,851	$136,466,980	$(8,217,871)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,	Barclays Capital Group	BRL	9,431	$4,823,758	$4,661,370	$162,388
Expiring 08/02/12
British Pound,	Goldman Sachs & Co.	GBP	16,767	26,460,422	26,259,326	201,096
Expiring 07/03/12
Expiring 07/03/12	Hong Kong & Shanghai Bank	GBP	16,767	26,436,948	26,259,326	177,622
Expiring 08/02/12	UBS Securities	GBP	32,092	50,075,234	50,256,655	(181,421)
Canadian Dollar,	UBS Securities	CAD	275,681	268,195,659	270,269,104	(2,073,445)
Expiring 09/20/12
Chinese Yuan,	Barclays Capital Group	CNY	1,896	300,404	296,863	3,541
Expiring 02/01/13
Expiring 02/01/13	Credit Suisse First Boston Corp.	CNY	1,888	300,000	295,712	4,288
Expiring 02/01/13	UBS Securities	CNY	3,157	500,000	494,380	5,620
Expiring 02/01/13	UBS Securities	CNY	2,526	400,000	395,598	4,402
Euro,	JPMorgan Chase	EUR	5,002	6,466,336	6,330,929	135,407
Expiring 07/16/12
Expiring 09/14/12	Citigroup Global Markets	EUR	185,144	230,993,060	234,478,543	(3,485,483)
Indian Rupee,	Barclays Capital Group	INR	1,244,200	24,117,077	22,220,569	1,896,508
Expiring 07/12/12
Expiring 07/12/12	Deutsche Bank	INR	269,876	5,300,000	4,819,802	480,198
Expiring 07/12/12	JPMorgan Chase	INR	229,005	4,500,000	4,089,874	410,126
Expiring 07/12/12	JPMorgan Chase	INR	136,409	2,679,941	2,436,172	243,769
Expiring 07/12/12	JPMorgan Chase	INR	103,300	2,031,625	1,844,868	186,757
Indonesia Rupiah,	Barclays Capital Group	IDR	14,355,000	1,539,410	1,527,737	11,673
Expiring 07/02/12
Expiring 07/02/12	Goldman Sachs & Co.	IDR	1,321,395	142,009	140,630	1,379
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	61,998,000	6,638,257	6,598,164	40,093
Expiring 07/02/12	Hong Kong & Shanghai Bank	IDR	29,731,000	3,214,162	3,164,134	50,028

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Indonesia Rupiah (continued),
Expiring 07/02/12	UBS Securities	IDR	133,489,900	$14,170,902	$14,206,720	$(35,818)
Japanese Yen, Expiring 09/10/12	JPMorgan Chase	JPY	705,809	8,784,728	8,838,930	(54,202)
Expiring 09/10/12	JPMorgan Chase	JPY	373,452	4,683,371	4,676,784	6,587
Expiring 09/10/12	UBS Securities	JPY	697,724	8,709,031	8,737,681	(28,650)
Mexican Peso, Expiring 08/15/12	Barclays Capital Group	MXN	7,521	531,661	561,155	(29,494)
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	13,786	1,000,000	1,028,564	(28,564)
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	12,389	900,000	924,318	(24,318)
Expiring 08/15/12	Hong Kong & Shanghai Bank	MXN	5,369	381,067	400,558	(19,491)
Expiring 08/15/12	JPMorgan Chase	MXN	12,030	920,324	897,586	22,738
Expiring 08/15/12	Morgan Stanley	MXN	79,186	5,692,332	5,908,016	(215,684)
Expiring 08/15/12	Morgan Stanley	MXN	16,451	1,144,476	1,227,376	(82,900)
Expiring 08/15/12	Morgan Stanley	MXN	13,784	1,000,000	1,028,415	(28,415)
Expiring 08/15/12	Morgan Stanley	MXN	13,778	1,000,000	1,027,967	(27,967)
Expiring 08/15/12	Morgan Stanley	MXN	13,778	1,000,000	1,027,930	(27,930)
Expiring 08/15/12	Morgan Stanley	MXN	13,768	1,000,000	1,027,259	(27,259)
Expiring 08/15/12	UBS Securities	MXN	340,788	24,497,747	25,425,975	(928,228)
Expiring 08/15/12	UBS Securities	MXN	112,153	8,063,315	8,367,634	(304,319)
Expiring 08/23/12	UBS Securities	MXN	800	57,645	59,639	(1,994)
Expiring 08/23/12	UBS Securities	MXN	189	13,626	14,095	(469)

				$748,664,527	$752,226,358	$(3,561,831)

Interest rate swap agreements outstanding at June 30, 2012:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
	$127,800	03/18/16	1.500%	3 month LIBOR(1)	$512,785	$(53,861)	$566,646	Deutsche Bank AG
	229,100	06/15/41	4.250%	3 month LIBOR(2)	(85,100,067)	(64,921,345)	(20,178,722)	Deutsche Bank AG
	145,700	06/20/42	2.750%	3 month LIBOR(2)	(7,407,450)	5,345,039	(12,752,489)	Deutsche Bank AG
MXN	85,200	09/06/16	5.600%	28 day Mexican interbank rate(1)	124,127	29,163	94,964	Morgan Stanley
MXN	25,000	09/06/16	5.600%	28 day Mexican interbank rate(1)	36,462	12,090	24,372	HSBC Bank USA
MXN	566,800	09/13/17	5.500%	28 day Mexican interbank rate(2)	399,212	(185,709)	584,921	Barclays Bank PLC
MXN	208,200	09/13/17	5.500%	28 day Mexican interbank rate(2)	146,641	(59,236)	205,877	HSBC Bank USA
MXN	109,000	09/13/17	5.500%	28 day Mexican interbank rate(2)	76,772	(50,655)	127,427	Morgan Stanley
MXN	13,000	09/13/17	5.500%	28 day Mexican interbank rate(2)	9,156	(3,555)	12,711	Goldman Sachs & Co.
MXN	31,900	06/02/21	6.350%	28 day Mexican interbank rate(1)	105,176	7,202	97,974	Morgan Stanley
Exchange-traded swap agreements:
	20,000	06/20/42	2.750%	3 month LIBOR(1)	(1,071,827)	450,000	(1,521,827)	—

					$(92,169,013)	$(59,430,867)	$(32,738,146)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM12 Index	12/20/14	5.000%	$4,000	$258,489	$195,732	$62,757	Deutsche Bank AG
Dow Jones CDX EM13 Index	06/20/15	5.000%	31,100	2,289,453	2,265,588	23,865	Barclays Bank PLC
Dow Jones CDX EM13 Index	06/20/15	5.000%	22,400	1,652,715	1,619,718	32,997	Deutsche Bank AG
Dow Jones CDX EM13 Index	06/20/15	5.000%	15,200	1,119,374	1,125,911	(6,537)	Morgan Stanley
Dow Jones CDX EM13 Index	06/20/15	5.000%	7,900	582,877	548,413	34,464	Credit Suisse First Boston
Dow Jones CDX EM13 Index	06/20/15	5.000%	1,000	73,782	78,343	(4,561)	Credit Suisse First Boston
Dow Jones CDX EM13 Index	06/20/15	5.000%	500	36,891	35,222	1,669	Barclays Bank PLC
Dow Jones CDX EM14 Index	09/20/15	5.000%	10,900	875,042	881,747	(6,705)	Deutsche Bank AG
Dow Jones CDX EM14 Index	12/20/15	5.000%	16,300	1,310,813	1,441,213	(130,400)	HSBC Bank USA
Dow Jones CDX EM14 Index	12/20/15	5.000%	11,300	908,723	1,002,298	(93,575)	Citigroup, Inc.
Dow Jones CDX EM14 Index	12/20/15	5.000%	6,700	538,801	577,451	(38,650)	Morgan Stanley
Dow Jones CDX IG 10 5Y Index 06/20/13		0.530%	5,208	26,762	—	26,762	Deutsche Bank AG
Dow Jones CDX IG 9 5Y Index 12/20/12		0.760%	38,291	146,055	—	146,055	Barclays Bank PLC
Dow Jones CDX IG 9 5Y Index 12/20/12		0.710%	25,463	90,276	—	90,276	Deutsche Bank AG

				$9,910,053	$9,771,636	$138,417

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at June 30, 2012(4)	Fair Value	Upfront Premiums Paid (Received))	Unrealized Appreciation (Depreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Arcelor Mittal	06/20/16	1.000%	$4,400	4.823%	$(585,580)	$(172,333)	$ (413,247)	Credit Suisse First Boston
Berkshire Hathaway	03/20/13	0.850%	4,200	0.464%	12,131	—	12,131	Deutsche Bank AG
Berkshire Hathaway	03/20/15	1.000%	3,500	0.954%	3,109	(33,801)	36,910	UBS AG
Berkshire Hathaway	03/20/16	1.000%	900	1.165%	(5,008)	(7,301)	2,293	Citigroup, Inc.
Berkshire Hathaway	06/20/17	1.000%	1,600	1.370%	(27,553)	(41,119)	13,566	Barclays Bank PLC
Berkshire Hathaway	06/20/17	1.000%	1,500	1.370%	(25,831)	(36,933)	11,102	Credit Suisse First Boston
Export-Import Bank	06/20/17	1.000%	600	1.721%	(20,597)	(25,174)	4,577	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	13,400	1.132%	(49,654)	(84,688)	35,034	HSBC Bank USA
Federal Republic of Brazil	06/20/15	1.000%	8,100	1.132%	(30,284)	(121,333)	91,049	Credit Suisse First Boston
Federal Republic of Brazil	06/20/15	1.000%	6,500	1.132%	(24,086)	(41,080)	16,994	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	1,800	1.132%	(6,739)	(9,893)	3,154	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	1,800	1.132%	(6,730)	(10,016)	3,286	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%	1,700	1.132%	(6,365)	(27,918)	21,553	Citigroup, Inc.
Federal Republic of Brazil	06/20/15	1.000%	1,200	1.132%	(4,447)	(9,955)	5,508	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%	20,300	1.170%	(103,708)	(105,978)	2,270	HSBC Bank USA
Federal Republic of Brazil	09/20/15	1.000%	18,000	1.170%	(91,958)	(90,403)	(1,555)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at June 30, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Federal Republic of Brazil	09/20/15	1.000%	$7,900	1.170%	$(40,579)	$(61,929)	$21,350	Credit Suisse First Boston
Federal Republic of Brazil	09/20/15	1.000%	1,200	1.170%	(6,164)	(12,017)	5,853	Citigroup, Inc.
Federal Republic of Brazil	09/20/15	1.000%	900	1.170%	(4,623)	(5,505)	882	UBS AG
Federal Republic of Brazil	12/20/15	1.000%	43,800	1.234%	(319,956)	(169,451)	(150,505)	Deutsche Bank AG
Federal Republic of Brazil	03/20/16	1.000%	43,300	1.289%	(410,488)	(228,227)	(182,261)	Citigroup, Inc.
Federal Republic of Brazil	03/20/16	1.000%	1,900	1.289%	(18,012)	(5,136)	(12,876)	HSBC Bank USA
Federal Republic of Brazil	06/20/16	1.000%	18,600	1.337%	(216,839)	(50,960)	(165,879)	Citigroup, Inc.
Federal Republic of Brazil	06/20/16	1.000%	11,800	1.337%	(137,565)	(32,371)	(105,194)	Deutsche Bank AG
Federal Republic of Germany	06/20/17	0.250%	33,800	0.953%	(1,160,631)	(1,035,407)	(125,224)	Bank of America
France (Govt of)	09/20/15	0.250%	1,400	1.229%	(45,202)	(23,679)	(21,523)	UBS AG
France (Govt of)	12/20/15	0.250%	3,800	1.319%	(143,255)	(50,719)	(92,536)	Royal Bank of Scotland Group PLC
France (Govt of)	03/20/16	0.250%	4,400	1.398%	(189,382)	(127,875)	(61,507)	Deutsche Bank AG
France (Govt of)	03/20/16	0.250%	4,300	1.398%	(185,085)	(124,828)	(60,257)	UBS AG
France (Govt of)	03/20/16	0.250%	800	1.398%	(34,433)	(20,338)	(14,095)	Morgan Stanley
France (Govt of)	03/20/16	0.250%	800	1.398%	(34,433)	(19,511)	(14,922)	Royal Bank of Scotland Group PLC
France (Govt of)	09/20/16	0.250%	15,000	1.527%	(804,218)	(833,977)	29,759	Deutsche Bank AG
France (Govt of)	09/20/16	0.250%	15,000	1.527%	(804,218)	(850,527)	46,309	HSBC Bank USA
France (Govt of)	09/20/16	0.250%	6,300	1.527%	(337,771)	(350,270)	12,499	Citigroup, Inc.
France (Govt of)	09/20/16	0.250%	3,600	1.527%	(193,012)	(138,877)	(54,135)	Morgan Stanley
France (Govt of)	09/20/16	0.250%	1,500	1.527%	(77,625)	(76,276)	(1,349)	Barclays Bank PLC
France (Govt of)	09/20/16	0.250%	1,500	1.527%	(77,625)	(75,716)	(1,909)	HSBC Bank USA
General Electirc Capital Corp.	12/20/13	4.800%	2,700	0.931%	160,199	—	160,199	Citigroup, Inc.
General Electirc Capital Corp.	12/20/15	1.000%	13,800	1.451%	(189,573)	(187,107)	(2,466)	Morgan Stanley
General Electirc Capital Corp.	03/20/16	1.000%	13,400	1.473%	(214,518)	(97,306)	(117,212)	Citigroup, Inc.
Goldman Sachs Group	06/20/13	1.000%	2,100	1.766%	(12,960)	(35,479)	22,519	UBS AG
Japan Gov’t. Series 55	03/20/15	1.000%	4,500	0.425%	71,533	27,850	43,683	Deutsche Bank AG
Japan Gov’t. Series 55	03/20/16	1.000%	41,800	0.633%	589,967	(230,061)	820,028	Morgan Stanley
Metlife, Inc.	03/20/13	2.070%	10,000	1.156%	78,821	—	78,821	Deutsche Bank AG
Metlife, Inc.	12/20/14	1.000%	25,000	2.012%	(631,095)	(302,920)	(328,175)	Bank of America
Metlife, Inc.	12/20/14	1.000%	2,800	2.012%	(70,759)	(64,950)	(5,809)	Deutsche Bank AG
Metlife, Inc.	12/20/14	1.000%	2,600	2.012%	(65,617)	(68,657)	3,040	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)		Implied Credit Spread at June 30, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Metlife, Inc.	12/20/14	1.000%		$1,200	2.012%	$(30,285)	$(17,165)	$(13,120)	Credit Suisse First Boston
Metlife, Inc.	06/20/16	1.000%		30,000	2.520%	(1,828,806)	(575,005)	(1,253,801)	Bank of America
Morgan Stanley	06/20/13	1.000%		3,900	2.606%	(59,291)	(56,850)	(2,441)	Credit Suisse First Boston
Morgan Stanley	06/20/13	1.000%		3,700	2.606%	(56,275)	(105,940)	49,665	Credit Suisse First Boston
NRG Energy, Inc.	12/20/16	5.000%		9,000	5.385%	(85,988)	(36,574)	(49,414)	Bank of America
People’s Republic of China	06/20/15	1.000%		9,300	0.695%	81,951	89,941	(7,990)	Royal Bank of Scotland Group PLC
People’s Republic of China	06/20/15	1.000%		3,100	0.695%	27,317	29,106	(1,789)	Citigroup, Inc.
People’s Republic of China	03/20/16	1.000%		1,300	0.869%	6,775	11,223	(4,448)	Barclays Bank PLC
People’s Republic of China	03/20/16	1.000%		600	0.869%	3,127	5,244	(2,117)	BNP Paribas Bank
People’s Republic of China	06/20/16	1.000%		19,800	0.927%	72,917	166,002	(93,085)	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%		3,500	0.927%	12,889	29,512	(16,623)	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%		6,400	0.977%	13,880	29,326	(15,446)	Morgan Stanley
People’s Republic of China	09/20/16	1.000%		2,500	0.977%	5,422	10,926	(5,504)	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%		2,400	0.977%	5,205	9,844	(4,639)	UBS AG
People’s Republic of China	09/20/16	1.000%		1,800	0.977%	3,904	10,214	(6,310)	Royal Bank of Scotland Group PLC
People’s Republic of China	06/20/17	1.000%		100	1.936%	(4,343)	(4,843)	500	Citigroup, Inc.
Republic of Indonesia	09/20/15	1.000%		1,300	1.180%	(9,344)	(19,247)	9,903	Deutsche Bank AG
Republic of Indonesia	06/20/16	1.000%		6,000	1.467%	(113,532)	(74,809)	(38,723)	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%		5,000	1.467%	(94,610)	(63,250)	(31,360)	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%		4,200	1.467%	(79,472)	(59,707)	(19,765)	Citigroup, Inc.
Republic of Indonesia	06/20/16	1.000%		1,700	1.467%	(32,167)	(24,773)	(7,394)	Citigroup, Inc.
Republic of Indonesia	09/20/16	1.000%		6,500	1.540%	(147,933)	(79,656)	(68,277)	Morgan Stanley
Republic of Indonesia	09/20/16	1.000%		2,900	1.540%	(66,001)	(37,813)	(28,188)	UBS AG
Republic of Indonesia	06/20/21	1.000%		3,500	2.356%	(367,225)	(220,803)	(146,422)	Citigroup, Inc.
Republic of Indonesia	06/20/21	1.000%		1,700	2.356%	(178,366)	(109,385)	(68,981)	UBS AG
Republic of Kazakhstan	03/20/16	1.000%		600	2.204%	(25,700)	(12,586)	(13,114)	Citigroup, Inc.
Republic of Korea	06/20/16	1.000%		3,000	0.966%	7,890	795	7,095	Deutsche Bank AG
Republic of Korea	06/20/16	1.000%		2,400	0.966%	6,312	1,086	5,226	Deutsche Bank AG
Republic of Korea	09/20/16	1.000%		9,100	1.014%	7,987	(416)	8,403	UBS AG
Republic of Panama	06/20/17	1.000%		1,000	1.340%	(16,614)	(19,770)	3,156	HSBC Bank USA
U.S. Treasury Note	03/20/16	0.250%	EUR	22,200	0.449%	(94,239)	(221,109)	126,870	BNP Paribas Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Credit default swap agreements outstanding at June 30, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at June 30, 2012(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
United Kingdom Treasury	06/20/15	1.000%	$15,700	0.270%	$330,050	$103,441	$226,609	Morgan Stanley
United Kingdom Treasury	06/20/15	1.000%	10,600	0.270%	222,836	69,839	152,997	Deutsche Bank AG
United Kingdom Treasury	12/20/15	1.000%	6,900	0.343%	151,576	106,056	45,520	UBS AG
United Kingdom Treasury	06/20/16	1.000%	3,500	0.431%	75,081	47,799	27,282	Morgan Stanley
United Mexican States	09/20/15	1.000%	16,000	0.995%	(178)	(78,778)	78,600	HSBC Bank USA
United Mexican States	09/20/15	1.000%	15,000	0.995%	(167)	(73,854)	73,687	Barclays Bank PLC
United Mexican States	03/20/16	1.000%	36,900	1.102%	(137,021)	(170,269)	33,248	Morgan Stanley
United Mexican States	03/20/16	1.000%	31,500	1.102%	(116,969)	(229,721)	112,752	HSBC Bank USA
United Mexican States	03/20/16	1.000%	10,000	1.102%	(37,133)	(59,643)	22,510	Citigroup, Inc.
United Mexican States	03/20/16	1.000%	1,200	1.102%	(4,456)	(6,741)	2,285	Barclays Bank PLC
United Mexican States	03/20/16	0.920%	100	1.102%	(437)	—	(437)	JPMorgan Chase Bank
United Mexican States	06/20/16	1.000%	9,800	1.146%	(54,481)	(17,678)	(36,803)	Citigroup, Inc.
United Mexican States	06/20/17	1.000%	12,300	1.335%	(189,551)	(96,235)	(93,316)	Credit Suisse First Boston
United Mexican States	06/20/17	1.000%	10,400	1.335%	(160,270)	(135,206)	(25,064)	Morgan Stanley
United Mexican States	06/20/17	1.000%	1,200	1.335%	(18,493)	(15,309)	(3,184)	Deutsche Bank AG
United Mexican States	03/20/21	1.000%	26,800	1.662%	(1,363,550)	(1,074,298)	(289,252)	HSBC Bank USA
United Mexican States	03/20/21	1.000%	2,200	1.662%	(111,933)	(80,873)	(31,060)	Citigroup, Inc.

					$(10,948,129)	$(9,128,103)	$(1,820,026)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(5)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
DJ iTraxx17Sen2	06/20/17	EUR	16,300	1.000%	$1,462,456	$1,020,583	$441,873	Barclays Bank PLC
DJ iTraxx17Sen2	06/20/17	EUR	2,300	1.000%	206,359	144,009	62,350	Citigroup, Inc.

Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX HY17 5Y Index	12/20/16		$27,648	5.000%	623,040	866,429	(243,389)	—
Dow Jones CDX HY18 5Y Index	06/20/17		38,709	5.000%	1,331,966	1,486,894	(154,928)	—
Dow Jones CDX IG18 5Y Index	06/20/17		721,000	1.000%	4,019,919	(3,637,159)	7,657,078	—

					$7,643,740	$(119,244)	$7,762,984

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Reverse Repurchase Agreement outstanding at June 30, 2012:

Broker	Interest Rate	Trade Date	Value at June 30, 2012	Maturity Date	Cost
Merrill Lynch	0.24%	06/26/2012	$16,237,875	07/26/2012	$16,237,875

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$—	$—	$102,000
Preferred Stock	60,317,400	—	—
Asset-Backed Securities	—	184,289,246	792,718
Bank Loans	—	26,580,095	—
Certificates of Deposit	—	40,300,167	—
Commercial Mortgage-Backed Securities	—	150,125,909	—
Commercial Paper	—	5,882,905	—
Corporate Bonds	—	1,794,864,348	—
Foreign Government Bonds	—	416,559,387	—
Foreign Treasury Obligation	—	74,463	—
Municipal Bonds	—	336,481,117	—
Residential Mortgage-Backed Securities	—	516,102,147	—
U.S. Government Agency Obligations	—	3,806,429,276	158,709,532
U.S. Treasury Obligations	—	2,347,293,950	—
Affiliated Money Market Mutual Fund	13,978,145	—	—
Repurchase Agreements	—	242,600,000	—
Options Written	(254,063)	(1,965,298)	(179,875)
Short Sales – U. S. Government Agency Obligations	—	(93,568,218)	—
Reverse Repurchase Agreement	—	(16,237,875)	—
Other Financial Instruments*
Futures	4,374,008	—	—
Foreign Forward Currency Contracts	—	(11,779,702)	—
Interest Rate Swaps	(1,521,827)	(31,216,319)	—
Credit Default Swaps	7,258,761	(1,177,386)	—

Total	$84,152,424	$9,711,638,212	$159,424,375

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bond
Balance as of 12/31/11	$25,844	$1,153,370	$189,404
Accrued discount/premium	—	(353,160)	—
Realized gain (loss)	—	(9,167)	—
Change in unrealized appreciation (depreciation)**	76,156	1,675	—
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	(189,404)

Balance as of 6/30/12	$102,000	$792,718	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	U.S. Government Agency Obligation	Options Written	Interest Rate Swaps
Balance as of 12/31/11	$—	$(416,214)	$1,887,177
Accrued discount/premium	—	—	—
Realized gain (loss)	—	—	—	***
Change in unrealized appreciation (depreciation)**	72,266	236,339	(1,887,177)
Purchases	158,637,266	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 6/30/12	$158,709,532	$(179,875)	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $386,436 was included in Net Assets relating to securities held at the reporting period end.

***	The realized gain during the period was $1,881,741.

It is the Portfolio’s policy to recognized transfers in and transfers out of level 3 at the fair value as of the beginning of the period. At the reporting period end, there was one Corporate Bond transferred out of Level 3 as a result of being priced by a vendor.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

U.S. Government Agency Obligations	50.7%
U.S. Treasury Obligations	30.0
Financial—Bank & Trust	8.7
Financial Services	8.1
Residential Mortgage-Backed Securities	6.6
Foreign Government Bonds	5.3
Municipal Bonds	4.3
Repurchase Agreements	3.1
Asset-Backed Securities	2.4
Commercial Mortgage-Backed Securities	1.9
Oil & Gas	1.6
Diversified Financial Services	1.0
Insurance	0.8
Commercial Banks	0.8
Utilities	0.6
Certificates of Deposits	0.5

Electric	0.5%
Metals & Mining	0.4
Biotechnology	0.4
Beverages	0.3
Affiliated Money Market Mutual Fund	0.2
Telecommunications	0.2
Healthcare Providers & Services	0.1
Savings & Loan	0.1
Automobiles	0.1
Real Estate	0.1
Hotels & Motels	0.1
Commercial Paper	0.1
Miscellaneous Manufacturing	0.1
Chemicals	0.1
U.S. Government Agency Obligations	(1.2)

128.0
Liabilities in excess of other assets	(28.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$4,374,008	*	Written options outstanding, at value	$2,399,236
Interest rate contracts	Unrealized appreciation on swap agreements	1,714,892		Unrealized depreciation on swap agreements	34,453,038

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Premiums paid for swap agreements	5,843,494	Premiums received for swap agreements	65,274,361
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	4,315,626	Unrealized depreciation on foreign currency forward contracts	16,095,328
Credit contracts	Unrealized appreciation on swap agreements	11,070,823	Unrealized depreciation on swap agreements	4,989,448
Credit contracts	Premiums paid for swap agreements	14,037,755	Premiums received for swap agreements	13,513,466

Total		$41,356,598		$136,724,877

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$587,983	$33,220,229	$12,895,620	$24,256,811	$—	$70,960,643
Foreign exchange contracts	—	—	—	—	30,002,166	30,002,166
Credit contracts	—	—	—	(25,268,924)	—	(25,268,924)

Total	$587,983	$33,220,229	$12,895,620	$(1,012,113)	$30,002,166	$75,693,885

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(217,562)	$(15,877,088)	$602,371	$(27,825,284)	$—	$(43,317,563)
Foreign exchange contracts	—	—	—	—	(29,064,463)	(29,064,463)
Credit contracts	—	—	—	34,808,711	—	34,808,711

Total	$(217,562)	$(15,877,088)	$602,371	$6,983,427	$(29,064,463)	$(37,573,315)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$195,339	$30,151,482	$2,873,023,544	$2,382,671	$474,257,159	$1,233,862,137	$1,212,405,702	$819,711,762	$1,040,546,872

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $9,906,493,288)	$10,087,504,660
Affiliated investments (cost $13,978,145)	13,978,145
Foreign currency, at value (cost $531,938)	551,913
Receivable for investments sold	1,510,396,182
Dividends and interest receivable	45,752,606
Premiums paid for swap agreements	19,881,249
Unrealized appreciation on swap agreements	12,785,715
Receivable for fund share sold	9,787,511
Unrealized appreciation on foreign currency forward contracts	4,315,626
Tax reclaim receivable	154,322
Prepaid expenses	9,608

Total Assets	11,705,117,537

LIABILITIES:
Payable for investments purchased.	3,599,432,710
Securities sold short, at value (proceeds received $93,493,609)	93,568,218
Premiums received for swap agreements	78,787,827
Unrealized depreciation on swap agreements	39,442,486
Due to broker	23,980,150
Reverse repurchase agreement	16,237,875
Unrealized depreciation on foreign currency forward contracts	16,095,328
Due to broker-variation margin	10,967,241
Written options outstanding, at value (premiums received $27,025,730)	2,399,236
Payable for fund share repurchased	2,348,665
Advisory fees payable	1,769,130
Accrued expenses and other liabilities.	759,714
Payable to custodian	106,504
Shareholder servicing fees payable	52,927
Deferred trustees’ fees	1,321
Interest payable on investments sold short	541
Affiliated transfer agent fee payable	492

Total Liabilities	3,885,950,365

NET ASSETS	$7,819,167,172

Net assets were comprised of:
Paid-in capital	$7,433,582,365
Retained earnings	385,584,807

Net assets, June 30, 2012	$7,819,167,172

Net asset value and redemption price per share, $7,819,167,172 / 648,941,593 outstanding shares of beneficial interest.	$12.05

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated interest income	$111,396,188
Unaffiliated dividend income	2,547,175
Affiliated dividend income	11,855

113,955,218

EXPENSES
Advisory fees	24,386,336
Shareholder servicing fees and expenses	3,751,744
Custodian and accounting fees	744,000
Interest expense	132,019
Insurance expenses	56,000
Trustees’ fees	49,000
Audit fee	28,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	12,000
Shareholders’ reports	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	20,930

Total expenses	29,207,029
Less: advisory fee waivers and/or expense reimbursement	(76,814)
Less: shareholder servicing fee waiver.	(1,408,703)

Net expenses	27,721,512

NET INVESTMENT INCOME	86,233,706

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	65,135,805
Futures transactions	33,220,229
Options written transactions	12,895,620
Short sales transactions	534,373
Swap agreements transactions	(1,012,113)
Foreign currency transactions	22,978,088

133,752,002

Net change in unrealized appreciation (depreciation) on:
Investments	196,285,699
Futures	(15,877,088)
Options written	602,371
Short sales	(56,937)
Swap agreements	6,983,427
Foreign currencies	(28,940,199)

158,997,273

NET GAIN ON INVESTMENTS	292,749,275

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$378,982,981

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$86,233,706	$204,388,725
Net realized gain on investment and foreign currency transactions	133,752,002	81,775,199
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	158,997,273	11,868,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	378,982,981	298,032,836

DISTRIBUTIONS	(286,196,859)	(544,265,802)

FUND SHARE TRANSACTIONS:
Fund share sold [125,634,971 and 325,807,689 shares, respectively]	1,527,517,745	3,920,204,257
Fund share issued in reinvestment of distributions [23,869,630 and 45,775,088 shares, respectively]	286,196,859	544,265,802
Fund share repurchased [82,006,746 and 594,543,497 shares, respectively]	(1,012,468,994)	(7,072,961,966)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	801,245,610	(2,608,491,907)

TOTAL INCREASE (DECREASE) IN NET ASSETS	894,031,732	(2,854,724,873)
NET ASSETS:
Beginning of period	6,925,135,440	9,779,860,313

End of period	$7,819,167,172	$6,925,135,440

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.9%
AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	24,721,175	$218,287,977
AST Federated Aggressive Growth Portfolio*	2,194,097	20,317,337
AST Goldman Sachs Concentrated Growth Portfolio	2,959,089	85,843,176
AST Goldman Sachs Large-Cap Value Portfolio	4,747,864	76,060,776
AST Goldman Sachs Mid-Cap Growth Portfolio	2,202,502	10,792,259
AST Goldman Sachs Small-Cap Value Portfolio	1,378,354	15,341,084
AST High Yield Portfolio	36,339,837	259,829,834
AST International Growth Portfolio	17,907,672	186,418,868
AST International Value Portfolio	13,921,464	188,496,625
AST Jennison Large-Cap Growth Portfolio*	15,703,900	211,217,452
AST Jennison Large-Cap Value Portfolio	10,209,107	117,200,545
AST Large-Cap Value Portfolio	11,591,125	151,959,645
AST Lord Abbett Core Fixed-Income Portfolio	47,872,937	536,655,619
AST Marsico Capital Growth Portfolio	10,262,346	211,506,951
AST MFS Growth Portfolio*	12,327,377	127,958,176
AST Mid-Cap Value Portfolio	1,932,682	23,714,014
AST Money Market Portfolio	128,407,609	128,407,609
AST Neuberger Berman Core Bond Portfolio	34,687,554	359,709,935
AST Neuberger Berman Mid-Cap Growth Portfolio*	662,316	15,677,019
AST Parametric Emerging Markets Equity Portfolio	7,647,581	61,104,173
AST PIMCO Limited Maturity Bond Portfolio	10,676,712	111,251,342
AST PIMCO Total Return Bond Portfolio	104,725,992	1,261,948,207
AST Prudential Core Bond Portfolio	68,976,815	720,117,954
AST Small-Cap Growth Portfolio*	1,434,240	30,162,076
AST Small-Cap Value Portfolio	2,646,728	36,127,834
AST T. Rowe Price Equity Income Portfolio	22,527,918	197,795,117
AST T. Rowe Price Global Bond Portfolio	132,381	1,429,711
AST T. Rowe Price Large-Cap Growth Portfolio*	15,701,956	213,232,567
AST T. Rowe Price Natural Resources Portfolio	1,033,503	18,572,041
AST Western Asset Core Plus Bond Portfolio	69,508,327	720,801,355

TOTAL LONG-TERM INVESTMENTS (cost $6,180,440,395)(w)		6,317,937,278

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.0%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $330,788,778)(w)(Note 4)	330,788,778	330,788,778

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bill (cost $9,998,200)
0.080%	09/20/12	$10,000	$9,998,390

TOTAL SHORT-TERM INVESTMENTS (cost $340,786,978)			340,787,168

TOTAL INVESTMENTS — 100.0% (cost $6,521,227,373)			6,658,724,446
Other assets in excess of liabilities(x)			3,255,415

NET ASSETS — 100.0%			$6,661,979,861

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation
Long Positions:
1,111	10 Year U.S. Treasury Notes	Sep. 2012	$147,663,266	$148,179,625	$516,359
203	CAC40 10 Euro	Jul. 2012	7,966,488	8,200,152	233,664
39	DAX Index.	Sep. 2012	7,738,918	7,910,924	172,006
56	FTSE 100 Index.	Sep. 2012	4,801,038	4,843,902	42,864
121	Russell 2000 Mini	Sep. 2012	9,060,508	9,624,340	563,832
281	S&P 500	Sep. 2012	91,619,375	95,287,100	3,667,725
68	TOPIX Index	Sep. 2012	5,997,874	6,541,815	543,941

					$5,740,391

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized costs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,648,726,056	$—	$—
U.S. Treasury Obligation	—	9,998,390	—
Other Financial Instruments*
Futures	5,740,391	—	—

Total	$6,654,466,447	$9,998,390	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2012 were as follows:

Core Bonds	55.7%
Large/Mid-Cap Growth	16.1
Large/Mid-Cap Value	8.8
Money Market	6.9
High Yield	3.9
International Value	2.8
International Growth	2.8
Emerging Markets	0.9
Small-Cap Value	0.8
Small-Cap Growth	0.8
Sector	0.3
U.S. Treasury Obligation	0.2

100.0
Other assets in excess of liabilities	— *

100.0%

* Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$516,359	*	—	$—
Equity contracts	Due from broker-variation margin	5,224,032	*	—	—

Total		$5,740,391			$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,859,727
Equity contracts	5,834,129

Total	$10,693,856

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(796,096)
Equity contracts	3,553,667

Total	$2,757,571

For the six months ended June 30, 2012, the Portfolio’s average value at trade date for futures long position was $264,373,647.

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $6,511,229,173)	$6,648,726,056
Unaffiliated investments (cost $9,998,200)	9,998,390
Deposit with broker	581,434
Receivable for fund share sold	7,745,641
Due from broker-variation margin	2,908,781
Dividends and interest receivable	52,696
Prepaid expenses	268

Total Assets	6,670,013,266

LIABILITIES:
Payable for investments purchased	6,936,206
Due to broker	588,957
Advisory fees payable	311,830
Accrued expenses and other liabilities	193,333
Deferred trustees’ fees	2,317
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	270

Total Liabilities	8,033,405

NET ASSETS.	$6,661,979,861

Net assets were comprised of:
Paid-in capital	$6,279,739,747
Retained earnings	382,240,114

Net assets, June 30, 2012.	$6,661,979,861

Net asset value and redemption price per share, $6,661,979,861 / 580,051,678 outstanding shares of beneficial interest	$11.49

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Affiliated dividend income	$105,178,422
Unaffiliated interest income	1,583

105,180,005

EXPENSES
Advisory fees	4,764,654
Custodian and accounting fees	206,000
Trustees’ fees	31,000
Audit fee	11,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports.	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	4,000
Insurance expenses	2,000
Miscellaneous	6,342

Total expenses	5,044,996
Less: advisory fee waivers and/or expense reimbursement.	(69,010)

Net expenses.	4,975,986

NET INVESTMENT INCOME.	100,204,019

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $68,232,463)	68,234,954
Net capital gain distribution received (including affiliated $60,248,344)	60,248,344
Futures transactions.	10,693,856
Foreign currency transactions	(53,379)

139,123,775

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $68,968,833)	68,970,506
Futures	2,757,571
Foreign currencies	12,901

71,740,978

NET GAIN ON INVESTMENTS.	210,864,753

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$311,068,772

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$100,204,019	$74,803,579
Net realized gain on investment and foreign currency transactions	139,123,775	394,094,669
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	71,740,978	(439,180,100)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	311,068,772	29,718,148

DISTRIBUTIONS	(462,823,198)	(50,334,477)

FUND SHARE TRANSACTIONS:
Fund share sold [59,991,663 and 139,195,586 shares, respectively]	725,208,103	1,642,235,846
Fund share issued in reinvestment of distributions [40,777,374 and 4,233,345 shares, respectively]	462,823,198	50,334,477
Fund share repurchased [18,728,813 and 96,584,962 shares, respectively].	(228,861,951)	(1,117,266,689)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	959,169,350	575,303,634

TOTAL INCREASE IN NET ASSETS	807,414,924	554,687,305
NET ASSETS:
Beginning of period	5,854,564,937	5,299,877,632

End of period	$6,661,979,861	$5,854,564,937

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 82.0%
COMMON STOCKS — 24.8%
Australia — 1.0%
Adelaide Brighton Ltd.	99,541	$326,562
AMP Ltd.	247,909	986,508
Atlas Iron Ltd.	1,282,784	2,701,930
Ausdrill Ltd.	21,625	76,643
Australia & New Zealand Banking Group Ltd.	135,624	3,089,527
BHP Billiton Ltd.	30,075	979,612
Boart Longyear Ltd.	76,475	223,858
Bradken Ltd.	27,429	147,344
Breville Group Ltd.	38,821	174,954
Cabcharge Australia Ltd.	28,230	145,493
Cardno Ltd.	23,749	185,135
Charter Hall Group.	49,125	115,021
Coca-Cola Amatil Ltd.	83,817	1,151,848
Crown Ltd.	24,413	213,487
Emeco Holdings Ltd.	93,955	84,876
Envestra Ltd.	119,141	96,185
Fleetwood Corp. Ltd.	15,509	187,767
Flight Centre Ltd.(a)	6,226	121,699
Forge Group Ltd.	22,308	100,904
GrainCorp Ltd.	54,890	537,389
Grange Resources Ltd.	207,969	112,598
Iluka Resources Ltd.	47,585	561,614
Imdex Ltd.	46,058	84,283
Incitec Pivot Ltd.	35,029	103,487
IOOF Holdings Ltd.	26,046	163,056
Iress Ltd.	15,160	102,184
JB Hi-Fi Ltd.	12,174	111,222
Leighton Holdings Ltd.(a)	42,162	710,152
M2 Telecommunications Group Ltd.	50,300	174,076
Macmahon Holdings Ltd.	206,784	123,192
Mermaid Marine Australia Ltd.	30,041	87,372
Metcash Ltd.	132,498	459,020
Mineral Resources Ltd.	38,294	355,223
Monadelphous Group Ltd.	10,234	231,331
Mount Gibson Iron Ltd.	157,784	140,984
Newcrest Mining Ltd.	133,422	3,104,876
NRW Holdings Ltd.	60,789	190,387
Seven West Media Ltd.	142,386	256,865
SMS Management & Technology Ltd.	14,283	75,506
Sonic Healthcare Ltd.	56,926	744,539
SP AusNet.	256,633	268,954
Tatts Group Ltd.	184,202	496,371
Telstra Corp. Ltd.	309,976	1,174,474
TPG Telecom Ltd.	60,886	109,462
Woolworths Ltd.	36,124	994,427
Wotif.com Holdings Ltd.	37,041	160,956

		22,743,353

Austria
AMAG Austria Metall AG	2,957	64,959
Erste Group Bank AG*	6,188	117,519
IMMOFINANZ AG*	28,855	91,814
Lenzing AG	1,597	131,842
Oesterreichische Post AG	6,373	214,009
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,564	224,919

		845,062

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Belgium — 0.2%
Ageas	60,625	$120,394
Anheuser-Busch InBev NV	53,159	4,191,131
Barco NV	2,001	101,479
KBC Groep NV	11,049	233,658
NV Bekaert SA	3,188	79,006

		4,725,668

Bermuda — 0.1%
Catlin Group Ltd.	61,921	413,224
Hiscox Ltd.	25,950	173,761
NWS Holdings Ltd.	115,000	168,195
Seadrill Ltd.	17,360	619,153

		1,374,333

Brazil — 0.3%
BRF—Brasil Foods SA	193,135	2,908,804
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,600	121,376
Cia de Saneamento de Minas Gerais-COPASA	5,200	112,751
Cia Energetica de Minas Gerais, ADR.	11,750	216,435
Eternit SA	17,480	94,428
MRV Engenharia e Participacoes SA	7,000	32,238
Petroleo Brasileiro SA, ADR	137,018	2,571,828
Tractebel Energia SA	14,100	258,412

		6,316,272

Canada — 1.1%
Agrium, Inc.	4,100	363,366
Atco Ltd. (Class I Stock)	3,800	269,781
Calfrac Well Services Ltd.	6,900	154,455
Canaccord Financial, Inc.	9,600	51,861
Canadian Oil Sands Ltd.	50,000	968,471
Canyon Services Group, Inc.	11,500	112,391
CML HealthCare, Inc.	14,600	137,668
Corus Entertainment, Inc. (Class B Stock)	11,900	267,899
Davis & Henderson Income Corp.	6,400	108,877
Empire Co. Ltd. (Class A Stock)	4,300	226,636
Ensign Energy Services, Inc.	20,000	275,022
Freehold Royalties Ltd.	12,700	230,025
Great-West Lifeco, Inc.	27,300	591,799
Husky Energy, Inc.	46,600	1,164,886
IAMGOLD Corp.	44,200	522,707
Linamar Corp.	2,400	46,487
MacDonald Dettwiler & Associates Ltd.	6,600	378,847
Manitoba Telecom Services, Inc.	7,300	237,764
Manulife Financial Corp.	83,500	909,552
Medical Facilities Corp.	4,800	62,658
Nevsun Resources Ltd.	35,700	116,066
Nexen, Inc.	45,200	765,394
Pan American Silver Corp.	24,800	419,707
Parkland Fuel Corp.	7,800	109,097
Petrominerales Ltd.	21,500	242,854
Potash Corp. of Saskatchewan, Inc.	80,987	3,539,850
Power Corp. of Canada.	37,400	878,703
Power Financial Corp.	18,100	452,456
Quebecor, Inc. (Class B Stock)	5,200	187,294
Research In Motion Ltd.*(a)	57,000	422,139
Russel Metals, Inc.	7,900	194,842
Suncor Energy, Inc.	151,737	4,387,719

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Canada (continued)
Teck Resources Ltd. (Class B Stock)	28,500	$882,629
Toronto-Dominion Bank (The)	38,324	2,999,368
TransForce, Inc.	12,800	209,708
Trican Well Service Ltd.	29,100	335,846
Wajax Corp.	3,400	160,900

		23,385,724

Cayman Islands
China Automation Group Ltd.	314,000	75,357
Glorious Property Holdings Ltd.*	1,100,000	194,646
Hutchison Telecommunications Hong Kong Holdings Ltd.	186,000	86,691
Shui On Land Ltd.	268,500	110,033
Xingda International Holdings Ltd.	181,000	59,821

		526,548

Chile
Aguas Andinas SA	167,736	103,841
Sigdo Koppers SA	66,249	161,405

		265,246

China — 0.4%
Anta Sports Products Ltd.	407,000	248,144
China Mobile Ltd.	461,500	5,066,112
China Petroleum & Chemical Corp. (Class H Stock)	908,000	811,504
China Rare Earth Holdings Ltd.	330,000	86,956
CNOOC Ltd.	67,000	135,080
Dongyue Group	171,000	80,436
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	135,600	180,565
Jiangsu Expressway Co. Ltd. (Class H Stock)	234,000	220,306
Kingsoft Corp. Ltd.	218,000	97,741
Minth Group Ltd.	86,000	93,293
Ports Design Ltd.	53,500	55,970
Shenzhou International Group Holdings Ltd.	67,000	116,559
Shimao Property Holdings Ltd.	208,000	322,392
Sino-Ocean Land Holdings Ltd.	545,675	273,437
Tianneng Power International Ltd.	290,000	154,600
Travelsky Technology Ltd.	194,000	101,131
Yangzijiang Shipbuilding Holdings Ltd.	624,000	500,420
Yanzhou Coal Mining Co. Ltd. (Class H Stock)*	266,000	419,182

		8,963,828

Denmark
AP Moller—Maersk A/S (Class B Stock)	57	373,779
H. Lundbeck A/S	25,715	531,341
Royal Unibrew A/S.	1,106	70,174

		975,294

Finland — 0.1%
Cargotec Oyj (Class B Stock)	5,924	136,183
Elisa Oyj	35,570	716,282
Huhtamaki Oyj	10,512	156,196
Metso OYJ	19,335	666,656
Orion Oyj (Class B Stock)	33,745	639,153
PKC Group OYJ	4,312	66,421
Ramirent OYJ.	8,752	71,726
Sponda Oyj	24,042	90,024

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Finland (continued)
Tieto Oyj	19,246	$307,551

		2,850,192

France — 1.8%
Alten Ltd.	3,444	95,672
AXA SA(a)	64,111	857,083
BNP Paribas SA	71,971	2,774,828
Christian Dior SA.	10,093	1,388,063
Cie Generale des Etablissements Michelin (Class B Stock)	46,610	3,049,529
Cie Generale d’Optique Essilor International SA	48,365	4,493,108
CNP Assurances SA*	34,931	426,647
Danone SA	23,071	1,433,788
Etablissements Maurel et Prom	15,306	221,694
Euler Hermes SA	2,431	157,342
Faurecia	11,980	199,267
GDF Suez	37,054	883,660
L’Oreal SA.	39,711	4,646,408
LVMH Moet Hennessy Louis Vuitton SA	20,645	3,141,967
M6-Metropole Television SA	17,372	228,413
Mercialys SA	22,503	418,750
Neopost SA	9,462	504,958
Plastic Omnium SA	5,802	145,704
Renault SA	4,957	197,946
Rexel SA.	18,269	312,052
Rubis	2,770	142,819
Safran SA	99,556	3,697,166
Sanofi	38,712	2,930,537
Schneider Electric SA	68,451	3,804,769
Societe Generale SA*	14,083	330,241
Total SA	45,607	2,052,726
Valeo SA.	8,357	345,262
Vinci SA	16,615	776,506
Vivendi SA.	56,603	1,051,738

		40,708,643

Germany — 1.4%
ADVA AG Optical Networking*	11,420	59,325
Aurubis AG	6,759	326,404
Axel Springer AG.	11,907	511,574
BASF SE	22,976	1,597,626
Bayer AG	24,587	1,771,726
Bayerische Motoren Werke AG	10,201	738,226
Bechtle AG	5,516	203,527
Commerzbank AG*	56,253	95,543
Continental AG	10,543	878,875
Daimler AG	65,959	2,964,166
Deutsche Bank AG	3,008	108,569
Deutsche Lufthansa AG	9,718	112,348
Drillisch AG	19,686	188,626
Duerr AG.	3,779	233,172
E.ON AG.	41,461	895,938
Freenet AG	17,182	249,701
GEA Group AG	116,166	3,096,163
Hannover Rueckversicherung AG	9,181	546,900
K+S AG	17,276	790,913
Kabel Deutschland Holding AG*	60,337	3,760,199
Lanxess AG	9,176	580,700
Leoni AG.	5,953	227,099

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Germany (continued)
Muenchener Rueckversicherungs- Gesellschaft AG	6,480	$914,357
RWE AG	22,839	933,993
SAP AG	48,364	2,863,901
SMA Solar Technology AG(a)	5,752	197,289
Software AG	17,239	535,579
Suedzucker AG	28,584	1,014,033
Symrise AG	115,180	3,510,341

		29,906,813

Guernsey
UK Commercial Property Trust Ltd.	63,576	70,392

Hong Kong — 0.7%
AIA Group Ltd.	961,000	3,319,351
Bank of East Asia Ltd.	117,200	422,415
Champion	249,000	103,677
China Overseas Grand Oceans Group Ltd.	62,000	56,075
CIMC Enric Holdings Ltd.	150,000	80,941
City Telecom HK Ltd.	199,000	37,462
CSI Properties Ltd.	2,730,000	120,308
First Pacific Co. Ltd.	424,000	439,794
Giordano International Ltd.	316,000	225,384
Great Eagle Holdings Ltd.	56,097	144,452
Hang Seng Bank Ltd.	68,800	945,862
Henderson Land Development Co. Ltd.	85,000	472,552
Hopewell Holdings Ltd.	49,500	141,708
Jardine Strategic Holdings Ltd.	131,000	3,995,500
K Wah International Holdings Ltd.	405,000	159,707
Kowloon Development Co. Ltd.	113,000	114,732
Luk Fook Holdings International Ltd.	73,000	153,176
New World China Land Ltd.	462,000	189,553
New World Development Ltd.	526,000	619,815
REXLot Holdings Ltd.	875,000	62,680
Shenzhen Investment Ltd.	536,000	127,224
Singamas Container Holdings Ltd.	434,000	94,634
SinoMedia Holding Ltd.	85,000	33,243
SmarTone Telecommunications Holding Ltd.	197,500	383,422
Swire Pacific Ltd. (Class A Stock)	80,500	936,283
TCL Communication Technology Holdings Ltd.	210,000	68,141
VTech Holdings Ltd.	21,200	253,230
Wheelock & Co. Ltd.	125,000	474,977
Wing Hang Bank Ltd.	17,500	170,165
XTEP International Holdings	234,500	82,369

		14,428,832

Hungary
Egis Pharmaceuticals PLC	2,028	131,735

Indonesia
Indo Tambangraya Megah Tbk PT	124,500	482,129
Panin Financial Tbk PT*	4,302,000	55,460
Telekomunikasi Indonesia Tbk PT	132,500	115,763

		653,352

Ireland
DCC PLC	9,316	217,130

Israel — 0.2%
Bank Hapoalim BM	50,840	156,795
Check Point Software Technologies Ltd.*(a)	54,876	2,721,301
Hot Telecommunication System Ltd.	6,523	50,427

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Israel (continued)
Israel Chemicals Ltd.	94,871	$1,049,686
Israel Discount Bank Ltd. (Class A Stock)*	219,326	228,049

		4,206,258

Italy — 0.2%
Astaldi SpA	16,886	107,379
Atlantia SpA	56,334	719,023
Autostrada Torino-Milano SpA	14,517	90,191
Banca Popolare di Milano Scarl*	160,677	76,467
De’longhi SpA	12,149	116,974
DiaSorin SpA(a)	6,652	193,838
Enel SpA	35,768	115,490
Eni SpA	48,275	1,025,612
Fiat Industrial SpA	15,114	148,768
Intesa Sanpaolo SpA	255,069	363,027
Lottomatica Group SpA	16,443	317,369
Mediobanca SpA	37,526	165,492
Pirelli & C. SpA	22,383	236,070
Recordati SpA	45,044	321,353
Societa Iniziative Autostradali e Servizi SpA	15,626	110,083
Terna Rete Elettrica Nazionale SpA	225,091	813,380
UniCredit SpA*	67,086	254,364

		5,174,880

Japan — 3.8%
Aeon Delight Co. Ltd.	6,200	142,360
Ai Holdings Corp.	30,600	166,238
Aica Kogyo Co. Ltd.	10,200	153,474
Ain Pharmaciez, Inc.	3,200	193,035
Alpen Co. Ltd.	3,600	70,454
AOKI Holdings, Inc.	7,100	149,324
Aoyama Trading Co. Ltd.	6,700	137,532
Aozora Bank Ltd.	232,000	552,481
Arcs Co. Ltd.	12,200	260,720
Arnest One Corp.	14,500	184,133
Asahi Diamond Industrial Co. Ltd.	22,200	254,918
Astellas Pharma, Inc.	19,400	846,591
Autobacs Seven Co. Ltd.	2,600	127,350
Bank of Yokohama Ltd. (The)	165,000	780,141
Brother Industries Ltd.	33,800	386,978
Canon Electronics, Inc.	5,000	105,029
Canon, Inc.	2,700	107,758
Chiba Bank Ltd. (The)	125,000	750,827
Chiyoda Co. Ltd.	7,600	164,402
Chori Co. Ltd.	37,000	49,386
Chugoku Bank Ltd. (The)	18,000	234,577
Cocokara Fine, Inc.	2,500	82,879
Cosmos Pharmaceutical Corp.	900	59,704
Create SD Holdings Co. Ltd.	4,700	130,527
Dai Nippon Printing Co. Ltd.	17,000	133,177
Daido Metal Co. Ltd.	11,000	118,552
Daihatsu Motor Co. Ltd.	33,000	577,737
Daiichikosho Co. Ltd.	5,600	112,580
Daikyo, Inc.	43,000	113,413
Daishi Bank Ltd. (The)	37,000	111,287
Dena Co. Ltd.	4,800	126,343
Doshisha Co. Ltd.	3,900	108,038
Dr. Ci:Labo Co. Ltd.	57	194,464
EPS Corp/Japan	37	101,433
Exedy Corp.	5,300	115,608

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
FamilyMart Co. Ltd.	12,700	$581,266
FANUC Corp.	22,800	3,747,890
FCC Co. Ltd.	4,600	77,162
Fuji Seal International, Inc.	2,700	51,536
FUJIFILM Holdings Corp.	13,900	263,352
Fukuoka Financial Group, Inc.	32,000	124,958
Gree, Inc.	5,100	101,452
GROWELL HOLDINGS Co. Ltd.	4,300	148,740
Gulliver International Co. Ltd.	4,320	138,761
Gunma Bank Ltd. (The)	53,000	250,762
Hachijuni Bank Ltd. (The)	58,000	301,493
Heiwa Corp.	16,700	312,909
Higashi Nihon House Co. Ltd.	20,000	104,738
Higo Bank Ltd. (The)	18,000	95,633
HIS Co. Ltd.	8,100	288,027
Hitachi High-Technologies Corp.	4,800	118,195
Hogy Medical Co. Ltd.	6,700	305,634
Hokkoku Bank Ltd. (The)	30,000	118,135
Honda Motor Co. Ltd.	95,900	3,346,483
Hyakugo Bank Ltd. (The)	23,000	96,093
INPEX Corp.	229	1,286,179
ITOCHU Corp.	82,900	871,334
Iyo Bank Ltd. (The)	29,000	231,591
J Trust Co. Ltd.	9,800	84,362
Japan Digital Laboratory Co. Ltd.	4,700	49,916
Japan Petroleum Exploration Co.	5,600	213,215
Kagoshima Bank Ltd. (The)	21,000	127,241
Kaken Pharmaceutical Co. Ltd.	22,000	308,601
KDDI Corp.	219	1,412,750
Keiyo Bank Ltd. (The)	16,000	74,232
Kintetsu World Express, Inc.	3,200	102,420
Kusuri No Aoki Co. Ltd.	3,600	106,199
KYORIN Holdings, Inc.	14,000	295,299
Lasertec Corp.	3,500	65,344
Lawson, Inc.	6,700	468,541
Macnica, Inc.	6,000	134,845
Maeda Road Construction Co. Ltd.	14,000	175,554
Mamiya-Op Co. Ltd.	44,000	85,661
Mandom Corp.	8,300	210,894
Mars Engineering Corp.	3,600	79,597
Marubeni Corp.	17,000	113,269
Medical System Network Co. Ltd.	7,700	52,367
Megane TOP Co. Ltd.	15,500	170,023
Meitec Corp.	2,500	52,959
MID Reit, Inc.	28	70,968
Ministop Co. Ltd.	6,400	111,197
Miraca Holdings, Inc.	17,000	705,813
Mitsubishi Corp.	231,300	4,675,565
Mitsubishi UFJ Financial Group, Inc.	183,100	877,210
Mitsui & Co. Ltd.	112,200	1,667,276
Mitsui Matsushima Co. Ltd.	33,000	53,886
Mitsui Sugar Co. Ltd.	24,000	77,517
Mizuho Financial Group, Inc.	186,700	315,382
Mochida Pharmaceutical Co. Ltd.	11,000	126,703
Moshi Moshi Hotline, Inc.	16,100	165,827
Musashi Seimitsu Industry Co. Ltd.	3,200	61,432
Musashino Bank Ltd./The	3,200	94,229
Nachi-Fujikoshi Corp.	29,000	123,427
Nagase & Co. Ltd.	5,000	62,232
NEC Mobiling Ltd.	4,100	162,254

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
NET One Systems Co. Ltd.	26,600	$355,083
Nichiha Corp.	10,900	121,086
Nippo Corp.	16,000	177,254
Nippon Carbon Co. Ltd.	46,000	113,192
Nippon Electric Glass Co. Ltd.	74,000	441,969
Nippon Shokubai Co. Ltd.	32,000	387,264
Nippon Telegraph & Telephone Corp.	109,700	5,115,367
Nishi-Nippon City Bank Ltd. (The)	54,000	131,106
Nissei Build Kogyo Co. Ltd.	41,000	73,944
Nissin Electric Co. Ltd.	15,000	100,498
NOF Corp.	14,000	69,939
Nomura Holdings, Inc.	297,400	1,111,842
Nomura Research Institute Ltd.	5,100	112,228
NTN Corp.	28,000	88,142
NTT DoCoMo, Inc.	2,137	3,555,973
Nuflare Technology, Inc.	19	120,203
Okabe Co. Ltd.	12,100	72,117
ORIX Corp.	9,690	903,068
Orix JREIT, Inc.	46	206,771
Otsuka Holdings Co. Ltd.	36,100	1,108,098
Pal Co. Ltd.	1,350	64,627
PanaHome Corp.	14,000	87,974
Point, Inc.	4,140	142,504
Press Kogyo Co. Ltd.	24,000	123,014
Prima Meat Packers Ltd.	47,000	84,594
Resorttrust, Inc.	7,500	125,184
Ricoh Leasing Co. Ltd.	5,700	128,178
Round One Corp.	12,300	65,656
San-In Godo Bank Ltd. (The)	26,000	183,324
Santen Pharmaceutical Co. Ltd.	18,000	739,705
Sapporo Hokuyo Holdings, Inc.	25,600	79,388
Sega Sammy Holdings, Inc.	19,200	390,556
Sekisui Chemical Co. Ltd.	502,000	4,663,958
Sekisui House Ltd.	21,000	198,283
Seria Co. Ltd.	14,300	229,244
Seven & I Holdings Co. Ltd.	173,200	5,221,175
Shiga Bank Ltd./The	14,000	76,647
Shinsei Bank Ltd.	287,000	349,165
Shionogi & Co. Ltd.	60,000	815,807
Shizuoka Bank Ltd./The	85,000	874,581
Showa Denko KK	52,000	101,027
SKY Perfect JSAT Holdings, Inc.	680	306,306
Skymark Airlines, Inc.*	29,200	190,697
SNT Corp.	11,900	58,286
Softbank Corp.	22,700	844,978
Sogo Medical Co. Ltd.	3,400	122,951
Sony Corp.	3,300	47,188
Studio Alice Co. Ltd.(a)	7,900	138,279
Sumitomo Heavy Industries Ltd.	103,000	463,805
Sumitomo Mitsui Financial Group, Inc.	132,400	4,373,825
Sumitomo Mitsui Trust Holdings, Inc.	349,000	1,043,029
Sumitomo Pipe & Tube Co. Ltd.	12,900	116,645
Sumitomo Precision Products Co. Ltd.	17,000	93,196
Sumitomo Rubber Industries Ltd.	24,100	313,901
Sundrug Co. Ltd.	14,000	455,865
Tachi-S Co. Ltd.	4,600	85,634
Taihei Dengyo Kaisha Ltd.	15,000	102,379
Taikisha Ltd.	10,500	219,126
Takeda Pharmaceutical Co. Ltd.	86,700	3,936,342
Tokai Corp./Gifu	3,300	75,979

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Tokyo Derica Co. Ltd.	6,100	$66,009
Tokyo Ohka Kogyo Co. Ltd.	10,200	227,172
Tokyo Seimitsu Co. Ltd.	8,600	152,985
TonenGeneral Sekiyu K.K	22,000	195,616
Toppan Forms Co. Ltd.	19,300	164,726
Toppan Printing Co. Ltd.	17,000	113,556
Toridoll.corp.	8,200	115,605
Toshiba Machine Co. Ltd.	12,000	62,533
Toshiba Plant Systems & Services Corp.	6,000	71,266
Totetsu Kogyo Co. Ltd.	7,000	80,403
Toyo Tanso Co. Ltd.	4,100	129,069
Transcosmos, Inc.	4,000	54,383
Tsukui Corp.	6,500	95,698
Tsumura & Co.	20,500	542,896
Tsuruha Holdings, Inc.	6,100	379,301
Unipres Corp.	11,300	295,369
United Arrows Ltd.	8,900	222,504
Universal Entertainment Corp.	7,100	148,173
Valor Co. Ltd.	9,000	148,654
VT Holdings Co. Ltd.	14,300	139,609
Wakita & Co. Ltd.	17,000	124,406
Warabeya Nichiyo Co. Ltd.	7,200	115,098
Xebio Co. Ltd.	7,100	162,391
Yamada Denki Co. Ltd.	2,350	120,316
Yamaguchi Financial Group, Inc.	13,000	114,649
Yamaya Corp.	3,600	57,456
Yamazen Corp.	15,100	117,441
Yaskawa Electric Corp.	394,000	3,001,773
Yellow Hat Ltd.	7,600	129,067
Yokohama Rubber Co. Ltd. (The)	16,000	120,700
Yorozu Corp.	6,200	101,782
Yusen Logistics Co. Ltd.	6,000	81,237
Zappallas, Inc.	109	101,088
Zeon Corp.	41,000	312,297

		84,763,354

Kazakhstan — 0.1%
Eurasian Natural Resources Corp. PLC	97,355	635,397
Kazakhmys PLC	50,294	570,225

		1,205,622

Luxembourg
ArcelorMittal	12,489	191,076
Oriflame Cosmetics SA, SDR	16,508	553,618

		744,694

Malaysia
Hap Seng Plantations Holdings Bhd	122,900	111,395
Kulim Malaysia Bhd	128,500	190,962
Mudajaya Group Bhd	96,300	83,436
Tradewinds Plantation Bhd	60,100	91,402

		477,195

Mexico — 0.1%
Alfa SAB de CV (Class A Stock)	31,100	497,052
Grupo Mexico SAB de CV (Class B Stock)	318,400	946,390

		1,443,442

Netherlands — 0.3%
Aegon NV*	84,862	393,556
ASM International NV	11,608	440,933

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Netherlands (continued)
BinckBank NV	19,245	$156,395
ING Groep NV, CVA*	470,485	3,154,186
Koninklijke Ahold NV	59,671	739,164
Koninklijke Ten Cate NV	4,767	127,256
LyondellBasell Industries NV (Class A Stock)	23,600	950,372
Nutreco NV	6,018	419,676
Royal Imtech NV	22,054	526,611
TKH Group NV	3,249	69,792

		6,977,941

New Zealand
Fisher & Paykel Healthcare Corp. Ltd.	99,863	157,964

Norway — 0.4%
Aker Solutions ASA	15,302	217,125
Atea ASA	22,313	196,474
DnB ASA	334,514	3,326,234
Fred Olsen Energy ASA	12,303	440,474
Kvaerner ASA	56,277	126,472
ProSafe SE	36,971	268,398
Statoil ASA	59,311	1,414,480
Telenor ASA	75,561	1,263,251
TGS Nopec Geophysical Co. ASA	17,107	461,901
Yara International ASA	21,055	921,404

		8,636,213

Peru
Southern Copper Corp.(a)	28,600	901,186

Philippines
Aboitiz Power Corp.	263,400	214,278
Globe Telecom, Inc.	3,190	84,733
Philippine Long Distance Telephone Co., ADR	8,800	559,680

		858,691

Poland — 0.1%
Asseco Poland SA	13,167	193,542
Bank Pekao SA	7,575	345,528
Jastrzebska Spolka Weglowa SA*	9,966	300,719
KGHM Polska Miedz SA	8,362	365,960
Synthos SA	133,075	238,371

		1,444,120

Russia — 0.2%
Federal Grid Co. Unified Energy System JSC, GDR*	89,656	270,420
Federal Hydrogenerating Co. JSC, ADR*	137,856	321,204
Lukoil OAO, ADR	7,974	447,182
Sberbank of Russia, ADR	251,912	2,725,688

		3,764,494

Singapore — 0.2%
ComfortDelGro Corp. Ltd.	240,000	293,897
Golden Agri-Resources Ltd.	921,000	491,882
Jardine Cycle & Carriage Ltd.	19,000	700,266
Keppel Corp. Ltd.	81,000	663,594
Lippo-Malls Indonesia Retail Trust	319,000	101,214
M1 Ltd.	53,000	107,523
QAF Ltd.	253,000	150,360
Sakari Resources Ltd.	209,000	228,818

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Singapore (continued)
SembCorp Industries Ltd.	30,000	$122,792
StarHub Ltd.	120,000	325,251
UOL Group Ltd.	61,000	239,116

		3,424,713

South Africa — 0.1%
Astral Foods Ltd.	10,848	149,944
Coronation Fund Managers Ltd.	31,771	107,571
Kumba Iron Ore Ltd.	5,263	354,823
Lewis Group Ltd.	20,667	178,074
Mondi Ltd.	16,266	138,892
MTN Group Ltd.	21,304	368,915
Palabora Mining Co. Ltd.	4,406	69,472
Sanlam Ltd.	86,359	379,171
Sasol Ltd.	5,367	226,393
Steinhoff International Holdings Ltd.*	102,069	308,551

		2,281,806

South Korea — 0.4%
AMOREPACIFIC Group	1,446	417,259
Capro Corp.	8,050	119,327
CJ Corp.	3,435	241,293
Daelim Industrial Co. Ltd.	3,422	273,525
Global & Yuasa Battery Co. Ltd.	2,070	84,152
Industrial Bank of Korea	9,810	110,549
KB Financial Group, Inc.	10,360	338,429
Kia Motors Corp.	14,423	950,615
Korea Exchange Bank	24,250	173,761
Korea Life Insurance Co. Ltd.	35,960	202,778
KP Chemical Corp.	15,020	176,951
KT&G Corp.	13,124	930,431
Kwang Dong Pharmaceutical Co. Ltd.	19,930	72,679
Samsung Electronics Co. Ltd.	3,104	3,287,097
SBS Contents Hub Co. Ltd.	9,914	111,080
SeAH Steel Corp.	531	42,552
Woori Finance Holdings Co. Ltd.	34,520	380,520

		7,912,998

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	16,438	117,390
Banco Popular Espanol SA(a)	37,518	84,863
Banco Santander SA	57,090	377,666
Construcciones y Auxiliar de Ferrocarriles SA	284	132,018
Corp. Financiera Alba	3,004	100,400
Duro Felguera SA	18,063	99,292
Enagas SA	43,110	786,593
Grupo Catalana Occidente SA	7,913	112,839
Indra Sistemas SA	30,359	282,645
Mapfre SA	166,426	338,570
Red Electrica Corp. SA	14,430	629,806
Tecnicas Reunidas SA	12,126	507,070

		3,569,152

Sweden — 0.4%
Axfood AB	9,880	314,198
Bilia AB (Class A Stock)	5,946	80,031
Billerud AB	16,567	153,406
Haldex AB	13,101	58,830
Intrum Justitia AB	9,884	143,975
Investment AB Kinnevik (Class B Stock)	35,268	707,910

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Sweden (continued)
JM AB	17,727	$313,268
Kungsleden AB	17,622	89,383
Meda AB (Class A Stock)	63,419	604,546
Saab AB	17,203	292,418
Sandvik AB	227,092	2,912,391
Skanska AB (Class B Stock)	26,085	399,740
SKF AB (Class B Stock)	49,415	974,067
Swedbank AB (Class A Stock)	20,340	320,436
TeliaSonera AB	199,366	1,273,696

		8,638,295

Switzerland — 1.5%
ABB Ltd.*	73,441	1,199,159
BB Biotech AG*	939	75,543
Credit Suisse Group AG*	5,142	94,083
EMS-Chemie Holding AG	697	127,176
Ferrexpo PLC	73,260	248,070
Georg Fischer AG*	739	255,232
Helvetia Holding AG	1,086	328,550
Julius Baer Group Ltd.*	83,627	3,032,038
Nestle SA	158,311	9,447,663
Novartis AG	65,752	3,676,281
OC Oerlikon Corp. AG*	16,024	133,156
PSP Swiss Property AG*	1,296	114,376
Roche Holding AG	56,018	9,676,158
Swiss Life Holding AG*	2,262	213,200
Swiss Re AG*	6,070	382,664
Zurich Insurance Group AG*	19,225	4,347,234

		33,350,583

Taiwan — 0.2%
Accton Technology Corp.	135,000	77,264
Alpha Networks, Inc.	83,000	62,154
Asia Polymer Corp.	98,000	104,538
Asustek Computer, Inc.	32,000	294,133
AV Tech Corp.	32,000	100,199
Chicony Electronics Co. Ltd.	128,000	237,619
China Petrochemical Development Corp.	52,000	44,022
Chin-Poon Industrial Co.	91,000	85,291
Dynapack International Technology Corp.	30,000	164,922
Elite Material Co. Ltd.	104,000	97,799
Grape King Industrial Co.	49,000	92,723
Holiday Entertainment Co. Ltd.	56,000	94,172
HTC Corp.	43,000	567,730
Icp Electronics, Inc.	68,000	111,599
Makalot Industrial Co. Ltd.	38,000	110,361
Quanta Computer, Inc.	219,000	588,107
Radiant Opto-Electronics Corp.*	84,000	426,908
Sercomm Corp.	53,000	80,154
Taiwan Prosperity Chemical Corp.	56,000	135,314
Test Research, Inc.	46,000	71,612
Topco Scientific Co. Ltd.	49,000	84,327
Transcend Information, Inc.	34,000	94,833
TSRC Corp.	175,000	433,716
Wistron Corp.	188,000	232,072
Youngtek Electronics Corp.	38,000	102,088

		4,493,657

Thailand — 0.1%
Bangchak Petroleum PCL, NVDR	352,600	252,159

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Thailand (continued)
Bangkok Expressway PCL, NVDR	123,600	$94,827
Khon Kaen Sugar Industry PCL.	208,100	83,723
Lanna Resources PCL, NVDR	46,900	37,204
PTT Exploration & Production PCL, NVDR	157,100	837,348
PTT PCL, NVDR	77,000	788,765

		2,094,026

Turkey — 0.1%
Arcelik A/S.	50,499	255,552
Ford Otomotiv Sanayi A/S	27,088	245,886
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S* .	39,672	85,013
Is Gayrimenkul Yatirim Ortakligi A/S	150,957	95,345
Koza Anadolu Metal Madencilik Isletmeleri A/S*	53,712	115,075
Park Elektrik Uretim Madencilik Sanayi ve Ticaret A/S	33,229	92,141
Sinpas Gayrimenkul Yatirim Ortakligi A/S	129,568	89,233
Soda Sanayii A/S*	59,435	101,428
Trakya Cam Sanayi A/S*	101,014	136,267
Turk Traktor ve Ziraat Makineleri A/S	8,598	145,479
Ulker Biskuvi Sanayi A/S	17,503	67,167

		1,428,586

United Kingdom — 5.4%
Aberdeen Asset Management PLC	31,359	127,725
African Barrick Gold PLC	73,504	446,893
AMEC PLC	199,861	3,150,689
Anglo American PLC	28,365	932,223
Ashmore Group PLC	80,232	438,898
AstraZeneca PLC	91,267	4,078,498
Balfour Beatty PLC	71,521	334,421
Barclays PLC	168,419	430,352
Beazley PLC	45,821	99,046
BG Group PLC	219,135	4,486,004
BHP Billiton PLC	224,716	6,386,959
Bodycote PLC	27,617	144,366
BP PLC	171,127	1,142,817
British American Tobacco PLC(a)	36,966	1,879,346
Brown (N) Group PLC	24,775	95,063
BT Group PLC	242,263	802,743
Capita PLC	349,095	3,587,159
Carillion PLC	64,532	279,553
Centrica PLC	1,254,238	6,271,123
Chemring Group PLC	58,823	253,255
Close Brothers Group PLC.	26,670	311,455
Cobham PLC	215,352	784,552
Computacenter PLC	16,080	75,740
Cookson Group PLC	20,268	187,547
Debenhams PLC	245,652	333,558
Diageo PLC	237,062	6,110,255
Drax Group PLC	49,652	436,790
easyJet PLC	47,975	399,835
Electrocomponents PLC	123,916	398,202
EnQuest PLC*	217,031	366,987
Eros International PLC*	31,060	100,208
Evraz PLC	47,575	195,109
Gem Diamonds Ltd.*	9,616	29,606
GlaxoSmithKline PLC(a)	392,298	8,910,648
Greene King PLC	28,307	244,347
Greggs PLC	27,502	217,258

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Halfords Group PLC	28,205	$101,253
Highland Gold Mining Ltd.	21,789	36,188
Homeserve PLC	70,021	171,188
HSBC Holdings PLC, (QMTF)(a)	706,318	6,223,943
HSBC Holdings PLC, (XHKG)	113,200	1,001,488
IG Group Holdings PLC	64,695	486,255
IMI PLC	12,738	166,410
Imperial Tobacco Group PLC	80,213	3,090,458
Inmarsat PLC	89,744	692,574
International Personal Finance PLC	34,569	129,913
Interserve PLC	19,580	95,909
Kingfisher PLC	963,373	4,345,782
Ladbrokes PLC	111,696	275,186
Legal & General Group PLC.	556,363	1,112,318
Lloyds Banking Group PLC*	436,809	213,385
Micro Focus International PLC	31,449	261,799
Millennium & Copthorne Hotels PLC	13,217	99,265
Mitie Group PLC	75,275	306,982
Morgan Crucible Co. PLC	70,077	306,542
National Grid PLC	223,105	2,364,467
Next PLC	17,344	870,877
Petropavlovsk PLC	17,372	124,456
Playtech Ltd.	35,359	191,190
Premier Farnell PLC.	96,080	260,481
Premier Oil PLC*	580,427	3,083,814
Provident Financial PLC	23,194	441,613
Prudential PLC	386,517	4,481,660
QinetiQ Group PLC	81,231	200,520
Reckitt Benckiser Group PLC	60,606	3,203,441
Rexam PLC	73,662	486,163
Rio Tinto PLC	19,278	916,159
Royal Bank of Scotland Group PLC*	28,161	95,391
Royal Dutch Shell PLC (Class B Stock)	31,696	1,106,940
Royal Dutch Shell PLC (Class A Stock),
(XEQT)	37,049	1,250,432
Royal Dutch Shell PLC (Class A Stock),
(XLON)	35,464	1,194,884
RSA Insurance Group PLC	417,136	708,123
SABMiller PLC	25,061	1,005,476
Sage Group PLC (The)	143,240	623,419
Segro PLC	30,423	103,651
Shire PLC	121,240	3,488,053
SSE PLC	45,577	994,283
Standard Chartered PLC	44,431	965,171
Standard Life PLC	221,995	812,817
TalkTalk Telecom Group PLC	95,329	284,616
Tate & Lyle PLC	68,262	693,262
Tesco PLC.	623,287	3,029,058
UBM PLC	22,151	202,979
Unilever PLC(a)	92,661	3,110,968
United Utilities Group PLC	364,266	3,858,730
Valiant Petroleum PLC*	17,570	104,591
Vodafone Group PLC	1,119,469	3,146,545
WH Smith PLC	43,013	367,225
William Hill PLC	151,357	671,240
WM Morrison Supermarkets PLC	200,411	836,269

		118,865,032

United States — 3.7%
3M Co.(a)	12,179	1,091,238

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Abbott Laboratories	38,149	$2,459,466
Archer-Daniels-Midland Co.	31,880	941,098
AT&T, Inc.	55,343	1,973,531
Automatic Data Processing, Inc.	22,209	1,236,153
Baxter International, Inc.	25,074	1,332,683
Bristol-Myers Squibb Co.	55,074	1,979,910
Caterpillar, Inc.	6,179	524,659
Chevron Corp.	9,223	973,026
Coca-Cola Co. (The)(a)	26,059	2,037,553
Colgate-Palmolive Co.(a)	21,403	2,228,052
ConocoPhillips(a)	13,432	750,580
CSX Corp.	32,238	720,842
Deere & Co.	10,388	840,078
Dominion Resources, Inc.	33,761	1,823,094
Duke Energy Corp.(a)	103,970	2,397,548
E.I. du Pont de Nemours & Co.(a)	16,209	819,689
Eli Lilly & Co.	48,000	2,059,680
Emerson Electric Co.(a)	17,104	796,704
EOG Resources, Inc.	7,074	637,438
Exelon Corp.	35,015	1,317,264
Exxon Mobil Corp.(a)	12,806	1,095,809
General Dynamics Corp.	15,582	1,027,789
General Mills, Inc.	85,075	3,278,790
Illinois Tool Works, Inc.	15,403	814,665
Intel Corp.(a)	36,537	973,711
International Business Machines Corp.	6,089	1,190,887
Johnson & Johnson(a)	32,597	2,202,253
Kimberly-Clark Corp.(a)	33,582	2,813,164
Kraft Foods, Inc. (Class A Stock)	58,567	2,261,858
Lockheed Martin Corp.(a)	21,403	1,863,773
Lowe’s Cos., Inc.(a)	40,209	1,143,544
McDonald’s Corp.	24,537	2,172,261
Medtronic, Inc.	32,059	1,241,645
Monsanto Co.	13,074	1,082,266
NextEra Energy, Inc.(a)	24,089	1,657,564
NIKE, Inc. (Class B Stock)	10,388	911,859
Norfolk Southern Corp.	11,194	803,393
Occidental Petroleum Corp.	8,059	691,220
PepsiCo, Inc.	37,880	2,676,601
Pfizer, Inc.	60,268	1,386,164
Philip Morris International, Inc.	16,567	1,445,636
Phillips 66*(a)	6,716	223,240
Praxair, Inc.	10,388	1,129,487
Procter & Gamble Co. (The)	32,507	1,991,054
QUALCOMM, Inc.	17,015	947,395
Southern Co. (The)	60,358	2,794,575
Spectra Energy Corp.	33,940	986,296
Target Corp.(a)	26,507	1,542,442
Texas Instruments, Inc.(a)	33,582	963,468
United Technologies Corp.	11,462	865,725
Verizon Communications, Inc.(a)	51,582	2,292,304
Walgreen Co.	45,850	1,356,243
Wal-Mart Stores, Inc.(a)	40,477	2,822,056
Yum! Brands, Inc.(a)	22,029	1,419,108

		81,008,531

TOTAL COMMON STOCKS (cost $576,052,993)		546,911,850

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS — 23.0%
iShares Gold Trust*	1,261,674	$19,631,647
iShares S&P 500 Index Fund(a)	1,294,265	176,990,739
PowerShares QQQ Trust	1,365,495	87,610,159
SPDR Barclays Capital High Yield Bond(a)	1,644,552	64,894,022
SPDR S&P 500 ETF Trust(a)	1,154,740	157,356,420

TOTAL EXCHANGE TRADED FUNDS (cost $518,335,516)		506,482,987

PREFERRED STOCKS — 0.1%
Brazil
AES Tiete SA, (PRFC)	17,400	247,767
Cia de Transmissao de Energia Eletrica Paulista, (PRFC)	7,500	239,358
Cia Energetica do Ceara, (PRFC A)	4,400	83,882

		571,007

Germany — 0.1%
Draegerwerk AG & Co. KGAA, (PRFC)	1,585	156,535
Volkswagen AG, (PRFC)	4,749	752,376

		908,911

TOTAL PREFERRED STOCKS (cost $1,642,788)		1,479,918

	Units
WARRANTS* — 0.1%
Luxembourg
Idea Cellular Ltd., expiring 03/13/17 (cost $1,758,328)	1,309,254	1,779,276

	Shares
UNAFFILIATED MUTUAL FUNDS — 11.7%
Aston Montag & Caldwell Growth Fund*	3,120,939	77,555,324
Chemtrade Logistics Income Fund	5,800	88,188
Neuberger Berman Genesis Fund*	1,763,371	84,800,502
T. Rowe Price Value Fund*	3,897,703	94,480,313

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $264,284,809)		256,924,327

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Accredited Mortgage Loan Trust,
Series 2005-1, Class A2C
0.595%(c)	04/25/35	Aaa	$1,274	1,155,368
Cabela’s Master Credit Card Trust,
Series 2012-2A, Class A2, 144A
0.745%(c)	06/15/20	AAA(d)	990	990,000
CarMax Auto Owner Trust,
Series 2012-2, Class A3
0.840%	03/15/17	Aaa	1,370	1,371,294
Golden Credit Card Trust,
Series 2012-2A, Class A1, 144A
1.770%	01/15/19	Aaa	1,750	1,777,685
Ramp Trust,
Series 2005-RZ4, Class A2
0.505%(c)	11/25/35	A1	909	876,183

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
SNAAC Auto Receivables Trust,
Series 2012-1A, Class A, 144A
1.780%	06/15/16	AA(d)	$870	$870,253
World Omni Automobile Lease Securitization Trust,
Series 2012-A, Class A3
0.930%	11/16/15	Aaa	780	780,421

TOTAL ASSET-BACKED SECURITIES (cost $7,834,763)
				7,821,204

CORPORATE BONDS — 12.1%
Australia — 0.1%
FMG Resources August 2006 Pty Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	04/01/17(a)	Ba3	1,770	1,778,850

Brazil — 0.1%
Banco Bradesco SA,
Sub. Notes, 144A
5.750%	03/01/22	Baa1	1,250	1,265,625

Canada — 3.4%
Agrium, Inc.,
Sr. Unsec’d. Notes
6.125%	01/15/41	Baa2	665	814,602
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/18(a)	Aaa	6,895	7,094,252
2.625%	01/25/16	Aaa	2,295	2,422,696
Bank of Nova Scotia,
Covered Bonds, 144A
1.050%	03/20/15(a)	Aaa	7,420	7,468,571
2.150%	08/03/16(a)	Aaa	4,620	4,801,464
Sr. Unsec’d. Notes
2.550%	01/12/17(a)	Aa1	1,535	1,594,856
Caisse Centrale Desjardins du Quebec,
Covered Bonds, 144A
1.600%	03/06/17	Aaa	2,020	2,042,644
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.600%	07/02/15(a)	Aaa	2,730	2,871,247
2.750%	01/27/16(a)	Aaa	11,725	12,444,071
National Bank of Canada,
Covered Bonds, 144A
2.200%	10/19/16(a)	Aaa	11,580	11,849,235
Teck Resources Ltd.,
Sr. Sec’d. Notes
10.750%	05/15/19	Baa2	220	264,550
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17	Aaa	21,095	21,276,501

				74,944,689

Cayman Islands — 0.2%
Offshore Group Investments Ltd.,
Sr. Sec’d. Notes
11.500%	08/01/15	B3	950	1,030,750
Vale Overseas Ltd.,
Gtd. Notes
4.375%	01/11/22(a)	Baa2	2,180	2,219,944

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Cayman Islands (continued)
XLIT Ltd.,
Gtd. Notes
5.750%	10/01/21	Baa2	$1,410	$1,559,893

				4,810,587

Curacao — 0.1%
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
2.400%	11/10/16	A3	1,270	1,312,173

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.875%	04/14/16(a)	A2	1,985	1,953,643

France
Vivendi SA,
Sr. Unsec’d. Notes, 144A
4.750%	04/12/22(a)	Baa2	605	597,055

Ireland
Willis Group Holdings PLC,
Gtd. Notes
5.750%	03/15/21	Baa3	1,065	1,160,637

Luxembourg — 0.1%
Telecom Italia Capital SA,
Gtd. Notes
6.175%	06/18/14	Baa2	1,690	1,702,675
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	Ba3	1,850	1,618,750

				3,321,425

Mexico — 0.1%
America Movil SAB de CV,
Gtd. Notes
2.375%	09/08/16(a)	A2	1,285	1,318,283
Petroleos Mexicanos,
Gtd. Notes, 144A
4.875%	01/24/22(a)	Baa1	1,690	1,825,200

				3,143,483

Netherlands — 0.5%
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, 144A
1.375%	03/23/15(a)	Aaa	2,994	2,998,066
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes
3.875%	02/08/22	Aa2	750	762,925
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30(a)	Baa1	565	784,239
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, 144A
1.375%	05/16/14	Aaa	5,930	5,965,610

				10,510,840

Norway — 0.6%
Eksportfinans ASA,
Sr. Unsec’d. Notes
3.000%	11/17/14	Ba1	2,330	2,207,526

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Norway (continued)
Sparebank 1 Boligkreditt A/S,
Covered Bonds, 144A
1.250%	10/25/14	Aaa	$2,380	$2,391,807
2.300%	06/30/17	Aaa	9,520	9,561,317

				14,160,650

Switzerland — 0.3%
Credit Suisse AG,
Covered Bonds, 144A
1.625%	03/06/15(a)	Aaa	2,385	2,393,419
UBS AG,
Covered Bonds, 144A
2.250%	03/30/17	Aaa	4,455	4,468,695

				6,862,114

United Kingdom — 0.6%
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21(a)	Baa1	595	648,097
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22(a)	Aa3	2,995	3,110,002
4.875%	01/14/22(a)	Aa2	1,665	1,840,531
Lloyds TSB Bank PLC,
Bank Gtd. Notes
6.375%	01/21/21(a)	A1	2,585	2,929,529
Rio Tinto Finance USA PLC,
Gtd. Notes
3.500%	03/22/22(a)	A3	1,430	1,507,100
UBM PLC,
Notes, 144A
5.750%	11/03/20	Baa3	1,395	1,435,763
WPP Finance UK,
Gtd. Notes
8.000%	09/15/14	Baa3	1,005	1,133,415

				12,604,437

United States — 5.9%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.125%	05/27/20	A1	470	531,954
Alliance One International, Inc.,
Sr. Unsec’d. Notes
10.000%	07/15/16	B2	1,735	1,739,337
Altria Group, Inc.,
Gtd. Notes
9.950%	11/10/38	Baa1	565	898,388
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19(a)	B1	1,635	1,729,012
American Express Bank FSB,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	1,570	1,854,142
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.375%	11/15/14(a)	Baa1	1,755	1,934,744
Apache Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/43	A3	1,485	1,649,498

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19	Baa1	$405	$541,781
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	2,020	2,057,768
5.650%	05/01/18(a)	Baa1	2,790	2,983,327
5.875%	02/07/42	Baa2	1,265	1,385,656
Boston Properties LP,
Sr. Unsec’d. Notes
3.700%	11/15/18	Baa2	845	882,938
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42	A3	3,155	3,177,069
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.900%	06/15/17(a)	Baa2	400	402,995
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17(a)	Ba2	1,510	1,744,050
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.100%	05/29/15	A2	815	819,561
1.375%	05/20/14	A2	1,160	1,174,210
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.450%	06/15/21	Baa3	540	561,911
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17(a)	B3	1,615	1,740,162
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19	Ba3	1,850	1,665,000
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.953%	06/15/16	A3	2,135	2,187,645
CNA Financial Corp.,
Sr. Unsec’d. Notes
7.350%	11/15/19	Baa3	880	1,041,056
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%	09/01/16(a)	Aa3	1,380	1,417,366
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	06/15/20	A3	280	322,601
CSX Corp.,
Sr. Unsec’d. Notes
3.700%	10/30/20	Baa3	1,695	1,786,844
4.750%	05/30/42	Baa3	125	128,881
6.150%	05/01/37	Baa3	345	423,217
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	06/01/17	Baa2	1,035	1,222,322
Digital Realty Trust LP,
Gtd. Notes
5.250%	03/15/21	Baa2	880	936,770
5.875%	02/01/20	Baa2	1,440	1,586,186

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.150%	03/15/42	Baa2	$1,555	$1,565,028
6.375%	03/01/41	Baa2	670	767,109
Dollar General Corp.,
Gtd. Notes
4.125%	07/15/17	Ba2	695	704,556
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	Baa3	470	509,887
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	2,135	2,182,519
DuPont Fabros Technology LP,
Gtd. Notes
8.500%	12/15/17	Ba1	1,590	1,749,000
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	Baa3	375	424,809
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	955	949,739
4.250%	02/03/17(a)	Baa3	1,715	1,797,711
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17	Baa3	690	680,303
3.550%	03/01/22	Baa3	1,060	1,042,911
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38(a)	Aa2	820	941,363
George Washington University (The),
Unsec’d. Notes
3.485%	09/15/22	A1	1,275	1,342,702
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21	Baa1	1,035	1,150,161
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22(a)	A3	4,935	5,209,406
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.125%	04/15/22(a)	Baa3	1,155	1,189,368
5.500%	03/30/20	Baa3	1,355	1,414,695
HCA, Inc.,
Sr. Sec’d. Notes
5.875%	03/15/22	Ba3	1,545	1,614,525
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.125%	04/01/19	Baa2	1,470	1,493,158
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40(a)	Baa2	880	975,921
HJ Heinz Co.,
Sr. Unsec’d. Notes
1.500%	03/01/17(a)	Baa2	1,820	1,815,836
2.850%	03/01/22	Baa2	380	380,935
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20	Ba1	1,685	1,781,887

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	$2,975	$3,330,875
Kraft Foods Group, Inc.,
Gtd. Notes, 144A
3.500%	06/06/22(a)	Baa2	720	738,837
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.875%	02/01/38(a)	Baa2	285	372,726
6.875%	01/26/39	Baa2	1,115	1,448,704
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22(a)	Baa2	975	974,193
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21(a)	Baa1	815	842,391
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.800%	11/15/21	A3	345	373,441
Macy’s Retail Holdings, Inc.,
Gtd. Notes
6.700%	07/15/34	Ba1	880	1,057,507
MetLife, Inc.,
Sr. Unsec’d. Notes
6.817%	08/15/18(a)	A3	1,160	1,414,844
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	1,160	1,375,950
Molson Coors Brewing Co.,
Gtd. Notes
5.000%	05/01/42(a)	Baa2	780	842,690
Morgan Stanley,
Sr. Unsec’d. Notes
5.500%	07/28/21(a)	A2	1,530	1,507,443
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.875%	11/15/41	Baa1	310	329,505
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2	2,405	2,761,111
Newmont Mining Corp.,
Gtd. Notes
4.875%	03/15/42	Baa1	1,930	1,881,941
6.250%	10/01/39	Baa1	220	250,377
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21(a)	Baa2	1,470	1,545,771
6.000%	03/01/41	Baa2	595	679,382
Nordstrom, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/14	Baa1	785	870,357
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.900%	06/15/19	Baa1	630	769,360
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.750%	02/15/17	A2	595	605,040

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Packaging Corp. Of America,
Sr. Unsec’d. Notes
3.900%	06/15/22	Baa3	$545	$546,767
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18	Baa3	780	877,168
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	590	591,427
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22(a)	A3	750	764,853
Quest Diagnostics, Inc.,
Gtd. Notes
4.700%	04/01/21	Baa2	535	595,732
Rent-A-Center, Inc.,
Gtd. Notes
6.625%	11/15/20	Ba3	1,675	1,783,875
Republic Services, Inc.,
Gtd. Notes
5.250%	11/15/21	Baa3	190	218,136
Reynolds American, Inc.,
Gtd. Notes
7.250%	06/15/37	Baa3	410	495,467
7.625%	06/01/16	Baa3	1,065	1,283,566
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
7.125%	04/15/19(a)	Ba3	1,730	1,812,175
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.750%	06/01/22	Ba3	1,575	1,647,844
Sanmina-SCI Corp.,
Gtd. Notes, 144A
7.000%	05/15/19	B1	1,500	1,455,000
SLM Corp.,
Unsec’d. Notes, MTN
6.000%	01/25/17(a)	Ba1	570	588,825
Southern Copper Corp.,
Sr. Unsec’d. Notes
6.750%	04/16/40	Baa2	750	794,219
Terex Corp.,
Gtd. Notes
6.500%	04/01/20	B2	770	779,625
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.375%	05/16/16	A1	1,190	1,251,349
Time Warner Cable, Inc.,
Gtd. Notes
6.550%	05/01/37	Baa2	635	752,998
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42	Baa2	600	608,788
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	Baa3	1,575	1,622,250
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42(a)	A2	695	763,391

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(a)	B2	$1,670	$1,786,900
Valero Energy Corp.,
Gtd. Notes
4.500%	02/01/15	Baa2	315	338,721
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.250%	03/01/22	Baa2	1,600	1,611,074
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/21(a)	A3	1,975	2,102,719
Wachovia Bank NA,
Sub. Notes
0.846%(c)	11/03/14	A1	2,275	2,221,717
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
3.625%	07/08/20	Aa2	885	977,135
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	2,145	2,207,126
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1	1,810	1,800,950
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
6.875%	11/15/37	Baa3	410	542,997

				129,005,159

TOTAL CORPORATE BONDS (cost $267,303,103)				267,431,367

FOREIGN GOVERNMENT BONDS — 0.4%
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
1.300%	04/03/17(a)	Aa1	4,485	4,549,028
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18	Aa2	2,230	2,391,969
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22	Aa2	1,105	1,090,680
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
8.500%	10/08/14	B2	1,340	1,326,600

TOTAL FOREIGN GOVERNMENT BONDS (cost $9,323,839)				9,358,277

MUNICIPAL BONDS — 0.1%
Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds,
6.637%	04/01/57	A2	1,295	1,510,164

North Carolina — 0.1%
University Of North Carolina At Chapel Hill,
Revenue Bonds,
3.596%	12/01/33	Aaa	1,685	1,675,497

TOTAL MUNICIPAL BONDS (cost $3,173,498)				3,185,661

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Freddie Mac REMICS,
Series 3767, Class DS, IO
6.458%(c)	02/15/39	Aaa	$5,135	$837,939
Series 3792, Class DS
6.358%(c)	11/15/40	Aaa	6,348	968,316
Series 3792, Class SP
6.358%(c)	06/15/39	Aaa	15,540	2,102,363
Series 3946, Class SL
6.408%(c)	04/15/41	Aaa	1,778	422,704
Series 4051, Class YS
6.662%(c)	05/15/42	Aaa	684	679,798
Government National Mortgage Assoc.,
Series 2009-44, Class FK
1.293%(c)	06/16/39	Aaa	1,240	1,265,031
Series 2012-53, Class IO, IO
1.085%	03/16/47	Aaa	8,095	630,020
Series 2012-70, Class IO, IO
0.961%	08/16/52	Aaa	14,605	1,025,870
Impac Secured Assets CMN Owner Trust,
Series 2006-1, Class 2A2
0.655%(c)	05/25/36	Aaa	1,246	1,061,723
Series 2006-2, Class 2A1
0.595%(c)	08/25/36	Aaa	620	593,618

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $9,793,069)				9,587,382

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
Federal Home Loan Mortgage Corp.
3.000%	TBA		52,645	55,038,705
Federal National Mortgage Assoc.
4.000%	TBA		3,550	3,777,977
Government National Mortgage Assoc.
3.000%	TBA		26,235	27,255,704
3.500%(c)	11/20/41		5,424	5,764,553
3.500%	TBA		55,390	59,241,333
4.000%	TBA		17,000	18,543,280
4.000%(c)	07/20/41		5,896	6,288,081
4.000%	03/20/42		655	717,320
4.500%	07/20/41		775	853,857

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $177,041,029)				177,480,810

U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bonds
3.125%	11/15/41		16,815	18,076,125
U.S. Treasury Notes
0.750%	06/30/17		710	711,054

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,933,720)				18,787,179

TOTAL LONG-TERM INVESTMENTS (cost $1,854,477,455)				1,807,230,238

		Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 41.5%
AFFILIATED MONEY MARKET MUTUAL FUND —35.0%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $772,134,139; includes $422,458,969 of cash collateral for securities on loan)(b)(w)(Note 4)		772,134,139	$772,134,139

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 5.3%
U.S. Treasury Bills
0.080%	09/20/12	$32,000	31,994,848
0.081%	08/02/12	5,500	5,499,697
0.090%	08/23/12	1,500	1,499,897
0.114%	11/08/12	46,000	45,980,634
0.124%	09/13/12	30,000	29,995,290
0.145%	09/13/12	2,000	1,999,686

TOTAL U.S. TREASURY OBLIGATIONS (cost $116,968,828)			116,970,052

COMMERCIAL PAPER(n) — 1.2%
IFC Discount Note (Supranational Bank)
(cost $24,996,834)
0.120%	08/08/12	25,000	24,996,834

TOTAL SHORT-TERM INVESTMENTS (cost $914,099,801)			914,101,025

TOTAL INVESTMENTS — 123.5% (cost $2,768,577,256)			2,721,331,263
LIABILITIES IN EXCESS OF OTHER ASSETS(x) —(23.5)%			(517,355,626)

NET ASSETS — 100.0%			$2,203,975,637

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
ETF	Exchange Traded Fund
FSB	Federal Savings Bank
GDR	Global Depositary Receipt
IO	Interest Only
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $418,757,315; cash collateral of $422,458,969 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
338	10 Year U.K. Gilt	Sep. 2012	$63,029,616	$63,051,761	$22,145
945	10 Year U.S. Treasury Notes	Sep. 2012	126,068,906	126,039,375	(29,531)
4,530	Euro STOXX 50	Sep. 2012	125,025,763	129,272,969	4,247,206
571	FTSE 100 Index	Sep. 2012	48,444,813	49,390,503	945,690
3,179	S&P 500 E-Mini	Sep. 2012	208,231,738	215,599,780	7,368,042

					12,553,552

Short Positions:
1,055	10 Year Euro-Bund	Sep. 2012	187,916,224	188,116,300	(200,076)
2	10 Year U.S. Treasury Notes	Sep. 2012	266,000	266,750	(750)
541	5 Year U.S. Treasury Notes	Sep. 2012	66,942,747	67,067,093	(124,346)
13	90 Day Euro Dollar	Sep. 2012	3,235,375	3,234,400	975
13	90 Day Euro Dollar	Dec. 2012	3,234,238	3,233,588	650
13	90 Day Euro Dollar	Mar. 2013	3,233,425	3,232,938	487
13	90 Day Euro Dollar	Jun. 2013	3,232,775	3,232,125	650
13	90 Day Euro Dollar	Sep. 2013	3,231,638	3,231,475	163
13	90 Day Euro Dollar	Dec. 2013	3,230,338	3,230,500	(162)
13	90 Day Euro Dollar	Mar. 2014	3,229,038	3,229,525	(487)
13	90 Day Euro Dollar	Jun. 2014	3,227,088	3,228,062	(974)
293	FTSE 250 Index	Sep. 2012	48,923,979	49,761,037	(837,058)
5,811	OMXS30 Index	Jul. 2012	83,698,755	86,420,086	(2,721,331)

					(3,882,259)

					$8,671,293

(1)	Cash of $46,220,915 has been segregated to cover requirement for open futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Mexican Peso,
Expiring 07/12/12	Hong Kong & Shanghai Bank	MXN	347,298	$24,703,104	$26,000,737	$1,297,633
Singapore Dollar,
Expiring 07/12/12	JPMorgan Chase	SGD	80,000	63,090,985	63,153,545	62,560

				$87,794,089	$89,154,282	$1,360,193

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 07/12/12	Bank of New York Mellon	GBP	34,570	$55,769,020	$54,140,020	$1,629,000
Canadian Dollar,
Expiring 07/12/12	JPMorgan Chase	CAD	53,510	52,533,404	52,543,257	(9,853)
Expiring 07/12/12	State Street Bank	CAD	28,940	28,866,679	28,417,153	449,526
Euro,
Expiring 07/12/12	Deutsche Bank	EUR	22,125	28,759,848	28,002,235	757,613
Expiring 07/12/12	Hong Kong & Shanghai Bank	EUR	52,371	66,515,417	66,282,714	232,703
Japanese Yen,
Expiring 07/12/12	JPMorgan Chase	JPY	739,300	9,259,584	9,250,537	9,047
Expiring 07/12/12	State Street Bank	JPY	1,467,275	18,402,817	18,359,370	43,447
New Taiwanese Dollar,
Expiring 07/12/12	Standard Chartered PLC	TWD	1,883,000	63,029,289	63,013,681	15,608
Norwegian Krone,
Expiring 07/12/12	Skandinaviska Enskilda Banken	NOK	55,950	9,562,550	9,400,983	161,567
South African Rand,
Expiring 07/12/12	Barclays Capital Group	ZAR	206,581	24,590,488	25,219,030	(628,542)
South Korean Won,
Expiring 07/12/12	Bank of New York Mellon	KRW	12,427,000	10,853,275	10,839,911	13,364
Swiss Franc,
Expiring 07/12/12	UBS Securities	CHF	8,861	9,593,547	9,338,132	255,415

				$377,735,918	$374,807,023	$2,928,895

Cross currency exchange contracts outstanding at June 30, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
07/12/12	Buy	AUD	60,479	CAD	61,831	$1,107,445	JPMorgan Chase
07/12/12	Buy	CAD	60,660	AUD	60,479	(2,257,759)	JPMorgan Chase
07/12/12	Buy	EUR	19,619	PLN	85,792	(876,917)	State Street Bank
07/12/12	Buy	GBP	46,774	SEK	512,600	(813,920)	JPMorgan Chase

						$(2,841,151)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$223,858	$22,519,495	$—
Austria	—	845,062	—
Belgium	—	4,725,668	—
Bermuda	—	1,374,333	—
Brazil	6,316,272	—	—
Canada	23,385,724	—	—
Cayman Islands	—	526,548	—
Chile	265,246	—	—
China	—	8,963,828	—
Denmark	—	975,294	—
Finland	—	2,850,192	—

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Level 1	Level 2	Level 3
France	$—	$40,708,643	$—
Germany	—	29,906,813	—
Guernsey	—	70,392	—
Hong Kong	3,995,500	10,433,332	—
Hungary	—	131,735	—
Indonesia	—	653,352	—
Ireland	—	217,130	—
Israel	2,721,301	1,484,957	—
Italy	—	5,174,880	—
Japan	—	84,763,354	—
Kazakhstan	—	1,205,622	—
Luxembourg	—	744,694	—
Malaysia	—	477,195	—
Mexico	1,443,442	—	—
Netherlands	950,372	6,027,569	—
New Zealand	—	157,964	—
Norway	—	8,636,213	—
Peru	901,186	—	—
Philippines	559,680	299,011	—
Poland	—	1,444,120	—
Russia	3,764,494	—	—
Singapore	—	3,424,713	—
South Africa	69,472	2,212,334	—
South Korea	930,431	6,982,567	—
Spain	—	3,569,152	—
Sweden	—	8,638,295	—
Switzerland	—	33,350,583	—
Taiwan	—	4,493,657	—
Thailand	—	2,094,026	—
Turkey	67,167	1,361,419	—
United Kingdom	291,398	118,573,634	—
United States	81,008,531	—	—
Exchange Traded Funds	506,482,987	—	—
Preferred Stocks:
Brazil	571,007	—	—
Germany	—	908,911	—
Unaffiliated Mutual Funds	256,924,327	—	—
Warrants — Luxembourg	—	1,779,276	—
Asset-Backed Securities	—	6,831,204	990,000
Commercial Paper	—	24,996,834	—
Corporate Bonds	—	267,431,367	—
Foreign Government Bonds	—	9,358,277	—
Municipal Bonds	—	3,185,661	—
Residential Mortgage-Backed Securities	—	9,587,382	—
U.S. Government Agency Obligations	—	177,480,810	—
U.S. Treasury Obligations	—	135,757,231	—
Affiliated Money Market Mutual Fund	772,134,139	—	—
Other Financial Instruments*
Futures	8,671,293	—	—
Foreign Forward Currency Contracts	—	1,447,937	—

Total	$1,671,677,827	$1,058,782,666	$990,000

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (19.2% represents investments purchased with collateral from securities on loan)	35.0%
Exchange Traded Funds	23.0
Unaffiliated Mutual Funds	11.7
U.S. Government Agency Obligations	8.1
Commercial Banks	7.9
U.S. Treasury Obligations	6.2
Oil & Gas	3.1
Pharmaceuticals	2.5
Telecommunications	2.1
Food	1.8
Insurance	1.7
Retail	1.6
Metals & Mining	1.4
Commercial Paper	1.1
Beverages	1.1
Chemicals	1.0
Electric	0.9
Media	0.8
Diversified Financial Services	0.7
Agriculture	0.6
Holding Companies – Diversified	0.6
Aerospace & Defense	0.5
Cosmetics/Personal Care	0.5
Auto Manufacturers	0.4
Commercial Services	0.4
Real Estate Investment Trusts	0.4
Residential Mortgage-Backed Securities	0.4
Transportation	0.4
Foreign Government Bonds	0.4
Distribution/Wholesale	0.4

Electronics	0.4%
Auto Parts & Equipment	0.4
Semiconductors	0.4
Diversified Machinery	0.4
Healthcare Products	0.4
Household Products/Wares	0.4
Asset-Backed Securities	0.4
Software	0.4
Engineering & Construction	0.3
Financial – Bank & Trust	0.3
Electronic Components & Equipment	0.3
Home Builders	0.2
Computers	0.2
Real Estate	0.2
Healthcare Services	0.2
Water	0.2
Iron/Steel	0.2
Miscellaneous Manufacturing	0.2
Entertainment & Leisure	0.2
Municipal Bonds	0.1
Hand/Machine Tools	0.1
Clothing & Apparel	0.1
Metal Fabricate/Hardware	0.1
Machinery – Construction & Mining	0.1
Coal	0.1
Pipelines	0.1
Schools	0.1
Advertising	0.1
Containers & Packaging	0.1
Biotechnology	0.1

123.5
Liabilities in excess of other assets	(23.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$25,070	*	Due from broker-variation margin	$356,326	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	6,034,928		Unrealized depreciation on foreign currency forward contracts	4,586,991
Equity contracts	Unaffiliated investments	1,779,276		—	—
Equity contracts	Due from broker-variation margin	12,560,938	*	Due from broker-variation margin	3,558,389	*

Total		$20,400,212			$8,501,706

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$(835,603)	$—	$(835,603)
Foreign exchange contracts	—	—	1,336,660	1,336,660
Equity contracts	9,329	(14,563,457)	—	(14,554,128)

Total	$9,329	$(15,399,060)	$1,336,660	$(14,053,071)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$9,002,549	$—	$9,002,549
Foreign exchange contracts	—	—	1,447,937	1,447,937
Equity contracts	20,948	(331,256)	—	(310,308)

Total	$20,948	$8,671,293	$1,447,937	$10,140,178

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$190,266,945	$137,867,207	$102,064,058	$198,711,334

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $418,757,315:
Unaffiliated investments (cost $1,996,443,117)	$1,949,197,124
Affiliated investments (cost $772,134,139)	772,134,139
Cash	257,868
Foreign currency, at value (cost $515,006)	514,853
Deposit with broker	46,229,973
Receivable for investments sold	175,007,586
Receivable for fund share sold	10,279,412
Due from broker-variation margin	6,859,365
Unrealized appreciation on foreign currency forward contracts	6,034,928
Dividends and interest receivable	5,263,282
Tax reclaim receivable	195,377
Prepaid expenses	384

Total Assets	2,971,974,291

LIABILITIES:
Payable to broker for collateral for securities on loan	422,458,969
Payable for investments purchased	340,118,536
Unrealized depreciation on foreign currency forward contracts	4,586,991
Advisory fees payable	698,400
Accrued expenses and other liabilities	119,182
Shareholder servicing fees payable	16,071
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	13

Total Liabilities	767,998,654

NET ASSETS	$2,203,975,637

Net assets were comprised of:
Paid-in capital	$2,077,417,489
Retained earnings	126,558,148

Net assets, June 30, 2012	$2,203,975,637

Net asset value and redemption price per share, $2,203,975,637 / 198,265,870 outstanding shares of beneficial interest	$11.12

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $362,296 foreign withholding tax)	$7,533,747
Unaffiliated interest income	1,572,639
Affiliated income from securities lending, net	199,478
Affiliated dividend income	170,996

9,476,860

EXPENSES
Advisory fees	5,655,314
Shareholder servicing fees and expenses	378,527
Custodian and accounting fees	122,000
Audit fee	15,000
Trustees’ fees	14,000
Commitment fee on syndicated credit agreement	6,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Shareholders’ reports	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	438
Miscellaneous	5,638

Total expenses	6,212,917
Less: advisory fee waivers and/or expense reimbursement	(638,074)
Less: shareholder servicing fee waiver	(119,061)

Net expenses	5,455,782

NET INVESTMENT INCOME	4,021,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $163,773,400)	173,805,130
Futures transactions	(15,399,060)
Foreign currency transactions	1,337,557

159,743,627

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $19,039,372)	(30,365,280)
Futures	8,671,293
Foreign currencies	1,447,512

(20,246,475)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	139,497,152

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,518,230

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,021,078	$11,037,126
Net realized gain on investment and foreign currency transactions	159,743,627	10,954,741
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,246,475)	(171,478,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	143,518,230	(149,486,165)

DISTRIBUTIONS	(22,046,289)	(22,620,700)

FUND SHARE TRANSACTIONS:
Fund share sold [84,573,788 and 168,174,764 shares, respectively]	934,040,743	1,765,085,819
Fund share issued in reinvestment of distributions [2,026,313 and 2,126,006 shares, respectively]	22,046,289	22,620,700
Fund share repurchased [44,342,924 and 162,476,867 shares, respectively]	(487,245,027)	(1,588,386,762)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	468,842,005	199,319,757

TOTAL INCREASE IN NET ASSETS	590,313,946	27,212,892
NET ASSETS:
Beginning of period	1,613,661,691	1,586,448,799

End of period	$2,203,975,637	$1,613,661,691

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 87.1%
COMMON STOCKS — 40.8%
Australia — 1.2%
Adelaide Brighton Ltd.	366,563	$1,202,576
Aditya Birla Minerals Ltd.	131,468	64,297
AMP Ltd.	471,689	1,877,000
BHP Billiton Ltd.	99,707	3,247,688
Breville Group Ltd.	83,399	375,853
Cabcharge Australia Ltd.	46,091	237,546
Campbell Brothers Ltd.	36,175	2,028,036
Cardno Ltd.	110,208	859,120
carsales.com Ltd.(a)	145,024	896,492
Coca-Cola Amatil Ltd.	1	14
Credit Corp. Group Ltd.	6,448	38,449
David Jones Ltd.	137,990	368,974
Fleetwood Corp. Ltd.	38,833	470,150
Forge Group Ltd.	10,577	47,842
GrainCorp Ltd.	64,693	633,363
Grange Resources Ltd.	355,576	192,516
iiNET Ltd.	52,931	167,576
Iluka Resources Ltd.	166,194	1,961,478
Imdex Ltd.	84,831	155,236
Investa Office Fund, REIT	257,906	719,737
IOOF Holdings Ltd.	85,868	537,560
Iress Ltd.	73,728	496,954
JB Hi-Fi Ltd.(a)	88,956	812,706
Leighton Holdings Ltd.	23,737	399,812
M2 Telecommunications Group Ltd.	120,052	415,472
Mermaid Marine Australia Ltd.	22,227	64,646
Metcash Ltd.	157,885	546,969
Mineral Resources Ltd.	179,212	1,662,406
Monadelphous Group Ltd.	78,561	1,775,808
Mount Gibson Iron Ltd.	639,764	571,647
Navitas Ltd.	116,100	518,772
NRW Holdings Ltd.	256,572	803,568
OrotonGroup Ltd.	7,593	56,929
OZ Minerals Ltd.	24,861	202,833
Perilya Ltd.*	283,604	74,941
Platinum Asset Management Ltd.	49,811	200,187
Qantas Airways Ltd.*	93,944	104,366
Ramelius Resources Ltd.*	78,488	39,313
Rio Tinto Ltd.	26,560	1,559,255
Sedgman Ltd.	24,847	35,612
SMS Management & Technology Ltd.	17,102	90,408
SP AusNet.	219,054	229,570
Super Retail Group Ltd.	50,928	376,285
Telstra Corp. Ltd.	1,075,505	4,075,000
Tpg Telecom Ltd.	28,548	51,324
Watpac Ltd.	1,077	637
Woolworths Ltd.	94,958	2,614,018
WorleyParsons Ltd.	38,194	991,772
Wotif.com Holdings Ltd.(a)	142,667	619,938

		35,472,651

Austria — 0.1%
AMAG Austria Metall AG	1,775	38,993
Lenzing AG	3,598	297,036
Oesterreichische Post AG	59,367	1,993,574
OMV AG	25,412	799,202
Raiffeisen Bank International AG	8,394	274,820
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,617	186,638

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Austria (continued)
Voestalpine AG	2,623	$69,665

		3,659,928

Belgium — 0.2%
Ageas	71,275	141,543
Belgacom SA	19,374	550,943
Colruyt SA	46,481	2,073,691
Delhaize Group SA	6,925	253,676
EVS Broadcast Equipment SA	1,005	47,411
KBC Groep NV	10,534	222,768
Mobistar SA	55,515	1,899,678

		5,189,710

Bermuda — 0.4%
Arch Capital Group Ltd.*	84,400	3,349,836
Assured Guaranty Ltd.	80,800	1,139,280
AXIS Capital Holdings Ltd.	57,200	1,861,860
Catlin Group Ltd.	41,322	275,758
Lancashire Holdings Ltd.	170,812	2,134,452
RenaissanceRe Holdings Ltd.	10,300	782,903
SeaCube Container Leasing Ltd.	6,800	116,076
Seadrill Ltd.	26,814	956,334
Textainer Group Holdings Ltd.(a)	11,400	420,660
Validus Holdings Ltd.	12,100	387,563

		11,424,722

Brazil — 0.2%
Cia Energetica de Minas Gerais, ADR.	68,936	1,269,801
Cielo SA	28,080	821,359
CPFL Energia SA, ADR.	7,600	189,924
EDP – Energias do Brasil SA	67,200	434,617
Eternit SA	30,100	162,601
Helbor Empreendimentos SA	54,100	233,800
Light SA	15,000	184,093
Natura Cosmeticos SA	35,700	822,957
Santos Brasil Participacoes SA, UTS	20,600	306,154
Tractebel Energia SA	79,300	1,453,340
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	29,800	440,064

		6,318,710

British Virgin Islands
Polo Resources Ltd.	963,646	39,570

Canada — 1.5%
Agrium, Inc.	54,500	4,830,110
Alimentation Couche Tard, Inc. (Class B Stock)	31,800	1,388,693
Amerigo Resources Ltd.	34,700	18,405
Atco Ltd. (Class I Stock)	21,400	1,519,293
Bank of Montreal	17,100	944,943
Baytex Energy Corp.	14,000	589,785
Bird Construction, Inc.	3,800	53,150
Calfrac Well Services Ltd.	8,700	194,748
Canadian National Railway Co.	24,100	2,038,120
Canadian Oil Sands Ltd.	199,700	3,868,072
Canyon Services Group, Inc.	25,800	252,146
Chorus Aviation, Inc.	37,200	113,270
Domtar Corp.	2,600	199,446
Ensign Energy Services, Inc.	27,700	380,906
Essential Energy Services Trust*	17,400	30,592

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Canada (continued)
Freehold Royalties Ltd.	13,200	$239,081
High River Gold Mines Ltd.*	39,700	44,843
Husky Energy, Inc.	63,100	1,577,345
IAMGOLD Corp.	36,200	428,099
Industrial Alliance Insurance and Financial Services, Inc.	71,600	1,720,904
MacDonald Dettwiler & Associates Ltd.	3,300	189,423
Magna International, Inc.	6,600	260,668
Manulife Financial Corp.	33,600	365,999
Medical Facilities Corp.	17,600	229,746
Nevsun Resources Ltd.	135,400	440,206
Pan American Silver Corp.	72,500	1,226,967
Pason Systems, Inc.	43,500	635,773
Potash Corp. of Saskatchewan, Inc.	15,700	686,229
Power Corp. of Canada.	160,600	3,773,256
Power Financial Corp.	92,300	2,307,273
Research In Motion Ltd.*(a)	173,300	1,283,452
Rogers Communications, Inc. (Class B Stock)	71,000	2,574,020
Shaw Communications, Inc. (Class B Stock)	31,100	587,726
Suncor Energy, Inc.	133,900	3,871,934
Teck Resources Ltd. (Class B Stock)	25,000	774,236
Transcontinental, Inc. (Class A Stock)	6,100	55,662
Transglobe Energy Corp.*	34,400	306,123
Trican Well Service Ltd.	92,400	1,066,398
Vermilion Energy, Inc.	16,500	745,020
Wajax Corp.	24,500	1,159,424

		42,971,486

Chile — 0.1%
Administradora de Fondos de Pensiones Provida SA	7,172	39,817
Aguas Andinas SA	933,030	577,612
Empresa Nacional de Telecomunicaciones SA	38,109	722,987
Sigdo Koppers SA	82,952	202,100

		1,542,516

China — 0.6%
Agile Property Holdings Ltd.	54,000	70,369
Anta Sports Products Ltd.	1,885,000	1,149,266
Asia Cement China Holdings Corp.	496,500	222,947
Beijing Capital Land Ltd. (Class H Stock)	296,000	88,447
BYD Electronic International Co. Ltd.	90,500	18,310
China Automotive Systems, Inc.*	7,100	29,039
China BlueChemical Ltd. (Class H Stock)	1,222,000	698,917
China Communications Services Corp. Ltd. (Class H Stock)*	242,000	120,298
China Green Agriculture, Inc.*	21,200	75,896
China Rare Earth Holdings Ltd.	598,000	157,574
China Shanshui Cement Group Ltd.	605,000	417,389
China Shenhua Energy Co. Ltd. (Class H Stock)	364,500	1,289,712
China Shineway Pharmaceutical Group Ltd.	118,000	171,731
Daqing Dairy Holdings Ltd.*	329,000	35,623
Dongfeng Motor Group Co. Ltd. (Class H Stock)	1,244,000	1,944,441
Dongyue Group	951,000	447,340
Great Wall Motor Co. Ltd. (Class H Stock)	528,000	1,064,526

	Shares	Value (Note 2)

COMMON STOCKS (continued)
China (continued)
Great Wall Technology Co. Ltd. (Class H Stock)	82,000	$14,802
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	381,200	507,606
Haitian International Holdings Ltd.	63,000	62,771
Jiangsu Expressway Co. Ltd. (Class H Stock)	276,000	259,848
Kingsoft Corp. Ltd.	137,000	61,424
Minth Group Ltd.	62,000	67,258
Regent Manner International Holdings Ltd.	162,000	36,082
Shenzhou International Group Holdings Ltd.	954,000	1,659,655
Sino-Ocean Land Holdings Ltd.	809,479	405,629
Sohu.com, Inc.*(a)	29,500	1,316,880
Sunny Optical Technology Group Co. Ltd.	402,000	136,941
Tiangong International Co. Ltd.	624,000	124,560
Travelsky Technology Ltd. (Class H Stock)	84,000	43,789
Universal Travel Group*(a)	29,800	20,860
Xiwang Sugar Holdings Co. Ltd.	238,000	22,659
Yangzijiang Shipbuilding Holdings Ltd.	3,209,000	2,573,475
Yanzhou Coal Mining Co. Ltd. (Class H Stock)*	1,068,000	1,683,032
Zhejiang Expressway Co. Ltd. (Class H Stock)	164,000	108,838
Zijin Mining Group Co. Ltd. (Class H Stock)	1,074,000	365,430
Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (Class H Stock)*	925,400	1,190,240

		18,663,604

Colombia — 0.1%
Pacific Rubiales Energy Corp.	57,400	1,215,543
Petrominerales Ltd.	83,100	938,660

		2,154,203

Cyprus
Songa Offshore SE*	38,510	91,883

Czech Republic — 0.1%
CEZ A/S	26,163	904,148
Philip Morris CR A/S.	299	166,433
Telefonica Czech Republic A/S	24,298	463,887

		1,534,468

Denmark — 0.1%
AP Moller - Maersk A/S (Class B Stock)	139	911,496
H. Lundbeck A/S	146,198	3,020,842
Pandora A/S(a)	25,318	237,714

		4,170,052

Finland — 0.3%
Elisa Oyj	181,503	3,654,971
Orion Oyj (Class B Stock)	170,424	3,227,947
PKC Group OYJ	14,402	221,844
Tieto Oyj	33,760	539,484
UPM-Kymmene Oyj	11,180	126,475

		7,770,721

France — 0.6%
Alten Ltd.	13,266	368,522
April	2,005	28,510
AXA SA	27,733	370,755
BioMerieux	4,821	397,006

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
France (continued)
BNP Paribas SA	12,874	$496,355
Bouygues SA	4,624	124,079
Cegid Group	897	17,049
Christian Dior SA	14,611	2,009,411
CNP Assurances SA*	187,060	2,284,751
Credit Agricole SA*	8,212	36,235
Euler Hermes SA	6,033	390,474
Fonciere des Regions, REIT	3,276	235,540
GDF Suez	7,993	190,616
LVMH Moet Hennessy Louis Vuitton SA	11,851	1,803,606
Mercialys SA	52,261	972,505
Metropole Television SA	96,490	1,268,682
Natixis	41,613	112,092
Nexity SA	7,732	184,336
Peugeot SA*	7,310	72,091
Plastic Omnium SA	8,949	224,734
Renault SA	6,401	255,609
Sanofi	36,478	2,761,421
Societe BIC SA	12,076	1,247,452
Societe Generale SA*	8,628	202,324
Societe Internationale de Plantations d’heveas SA	396	33,812
Total SA	33,452	1,505,642
Valeo SA	4,995	206,364
Vinci SA	8,634	403,512
Vivendi SA	24,845	461,650

		18,665,135

Gabon
Total Gabon	888	366,356

Germany — 0.4%
ADVA AG Optical Networking*	6,940	36,052
Aurubis AG	10,181	491,658
Axel Springer AG	18,079	776,748
BASF SE	41,769	2,904,390
Bayer AG	8,869	639,095
Bayerische Motoren Werke AG	4,001	289,545
Bechtle AG	6,837	252,269
Deutsche Bank AG	3,498	126,254
Drillisch AG	31,304	299,946
Gerry Weber International AG	4,902	202,759
Gesco AG	862	65,474
Hannover Rueckversicherung AG	3,770	224,574
Hugo Boss AG*	3,177	314,754
K+S AG	42,969	1,967,165
Kontron AG	5,493	33,882
Muenchener Rueckversicherungs- Gesellschaft AG	219	30,902
Rational AG	835	199,029
SMA Solar Technology AG(a)	14,266	489,312
Software AG	29,459	915,228
Takkt AG	5,579	69,402
Wacker Chemie AG(a)	2,031	139,914
Wincor Nixdorf AG	4,881	173,521

		10,641,873

Greece
Safe Bulkers, Inc.	4,600	28,382

Guernsey — 0.3%
HICL Infrastructure Co. Ltd.	5,234,389	9,719,382

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Hong Kong — 1.0%
Bosideng International Holdings Ltd.	630,000	$163,607
Champion, REIT	858,000	357,250
Chaoda Modern Agriculture Holdings Ltd.*	1,052,000	1,356
China Glass Holdings Ltd.	1,228,000	161,657
China Green Holdings Ltd.	492,000	111,336
China Mobile Ltd.	423,500	4,648,967
China Overseas Grand Oceans Group Ltd.	157,500	142,449
CIMC Enric Holdings Ltd.	114,000	61,515
City Telecom HK Ltd.	128,000	24,096
CNOOC Ltd.	2,406,000	4,850,783
CSI Properties Ltd.	3,920,000	172,750
Dah Sing Financial Holdings Ltd.	106,800	334,587
Emperor International Holdings	352,000	67,565
First Pacific Co. Ltd.	2,884,000	2,991,431
Fufeng Group Ltd.	388,000	147,240
Giordano International Ltd.	1,486,000	1,059,875
Great Eagle Holdings Ltd.	415,123	1,068,958
Guangdong Investment Ltd.	2,112,000	1,528,886
Henderson Land Development Co. Ltd.	30,000	166,783
Hong Kong Exchanges and Clearing Ltd.	6,700	96,405
Hongkong Land Holdings Ltd.	55,000	314,050
Hopson Development Holdings Ltd.*	138,000	81,902
Hutchison Telecommunications Hong Kong Holdings Ltd.	580,000	270,328
K Wah International Holdings Ltd.	177,000	69,798
Kerry Properties Ltd.	79,500	342,102
Kingboard Chemical Holdings Ltd.	24,000	46,743
Kowloon Development Co. Ltd.	47,000	47,720
Lee & Man Chemical Co. Ltd.	46,000	23,528
Link (The), REIT	93,500	383,244
Lonking Holdings Ltd.	603,000	145,753
Luk Fook Holdings International Ltd.	132,000	276,975
New World China Land Ltd.	158,000	64,826
New World Development Co. Ltd.	450,000	530,260
Norstar Founders Group Ltd.*	84,000	—
Pacific Textile Holdings Ltd.	79,000	48,495
Ports Design Ltd.	301,500	315,420
REXLot Holdings Ltd.	1,650,000	118,196
Shenzhen International Holdings Ltd.	1,300,000	80,318
Shenzhen Investment Ltd.	1,382,000	328,028
Singamas Container Holdings Ltd.	316,000	68,904
SinoMedia Holding Ltd.	287,000	112,244
SmarTone Telecommunications Holding Ltd.	1,165,500	2,262,676
Stelux Holdings International Ltd.	446,000	99,691
Swire Pacific Ltd. (Class A Stock)	37,000	430,341
Swire Properties Ltd.	61,950	186,562
Television Broadcasts Ltd.	17,000	118,508
Texwinca Holdings Ltd.	794,000	752,837
Tianneng Power International Ltd.	710,000	378,504
TPV Technology Ltd.	404,000	82,102
VTech Holdings Ltd.	142,200	1,698,552
Wheelock & Co. Ltd.	76,000	288,786
Xtep International Holdings	598,500	210,227
YGM Trading Ltd.	9,000	21,162
Yuexiu Real Estate Investment Trust, REIT	68,000	32,823

		28,389,101

Indonesia — 0.3%
Astra Agro Lestari Tbk PT	87,000	187,900
Bakrie Sumatera Plantations Tbk PT	1,390,000	27,265

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Indonesia (continued)
Indo Tambangraya Megah Tbk PT	616,500	$2,387,412
Perusahaan Gas Negara Persero Tbk PT	5,913,000	2,238,567
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	3,885,500	1,115,532
Tambang Batubara Bukit Asam Persero Tbk PT	728,000	1,147,105
Telekomunikasi Indonesia Persero Tbk PT	3,239,000	2,829,864
Vale Indonesia Tbk	770,500	221,718

		10,155,363

Ireland — 0.2%
Accenture PLC (Class A Stock)	37,900	2,277,032
Anglo Irish Bank Corp. PLC*	20,646	—
Beazley PLC	100,780	217,844
DCC PLC*	9,232	213,989
Irish Bank Resolution Corp.*	2,500	—
Paddy Power PLC	6,531	425,882
Seagate Technology PLC	161,400	3,991,422
Total Produce PLC	67,493	35,468

		7,161,637

Israel — 0.2%
Bank Hapoalim BM	178,448	550,348
Bank Leumi Le-Israel BM*	26,908	65,738
Bezeq Israeli Telecommunication Corp. Ltd. (The)	312,880	332,893
Cellcom Israel Ltd.	31,168	193,435
First International Bank of Israel Ltd.*	4,056	39,984
Israel Chemicals Ltd.	407,638	4,510,251
Israel Discount Bank Ltd. (Class A Stock)*	406,714	422,889
Osem Investments Ltd.	2,641	36,237
Partner Communications Co. Ltd.	26,723	108,252

		6,260,027

Italy — 0.4%
Atlantia SpA	9,660	123,296
Azimut Holding SpA	74,099	760,791
Banca Monte dei Paschi di Siena SpA*	126,844	31,624
Banca Popolare di Milano Scarl*	74,394	35,405
Beni Stabili SpA, REIT	161,549	70,021
Cairo Communication SpA	12,821	43,072
Danieli & C Officine Meccaniche SpA	7,527	157,011
De’longhi SpA	94,329	908,223
DiaSorin SpA(a)	63,597	1,853,205
Enel SpA	47,512	153,410
Eni SpA	42,499	902,900
Intesa Sanpaolo SpA	289,849	412,528
Mediaset SpA	132,050	231,269
Mediobanca SpA	56,411	248,776
Recordati SpA	312,128	2,226,781
Saipem SpA	19,016	846,867
Snam SpA	45,153	202,291
Terna Rete Elettrica Nazionale SpA	172,130	622,002
Tod’s SpA	5,254	527,020
UniCredit SpA*	127,654	484,015

		10,840,507

Japan — 4.0%
Aeon Delight Co. Ltd.	35,500	815,124
Aeon Mall Co. Ltd.	16,000	340,935
Ai Holdings Corp.	56,900	309,116

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Ain Pharmaciez, Inc.	13,100	$790,235
Alpen Co. Ltd.	13,900	272,031
AOC Holdings, Inc.	27,700	113,019
AOKI Holdings, Inc.	2,300	48,372
Aoyama Trading Co. Ltd.	7,100	145,743
Aozora Bank Ltd.	809,000	1,926,538
Arnest One Corp.	16,500	209,531
Asahi Diamond Industrial Co. Ltd.	22,000	252,622
Asahi Glass Co. Ltd.	34,000	229,371
Asahi Net, Inc.	3,000	13,804
Bank of Nagoya Ltd. (The)	11,000	33,916
Belluna Co. Ltd.	10,150	80,358
Broccoli Co. Ltd.	61,000	91,508
Brother Industries Ltd.	56,700	649,161
Cawachi Ltd.	7,100	155,963
Central Glass Co. Ltd.	15,000	58,298
Charle Co. Ltd.	10,100	67,421
Chiba Bank Ltd. (The)	98,000	588,649
Chori Co. Ltd.	100,000	133,476
Chugoku Bank Ltd. (The)	20,000	260,641
Chugoku Marine Paints Ltd.	11,000	53,203
Clarion Co. Ltd.*	18,000	41,822
CMIC Holdings Co. Ltd.	3,300	49,890
Cocokara Fine, Inc.	2,300	76,249
Corona Corp.	4,400	58,033
Cosmos Pharmaceutical Corp.	16,700	1,107,845
Create SD Holdings Co. Ltd.	6,900	191,625
CSI Co. Ltd.	5,400	42,866
CyberAgent, Inc.	426	1,094,473
Dai Nippon Printing Co. Ltd.	26,000	203,683
Daiichi Jitsugyo Co. Ltd.	9,000	45,132
Daiichikosho Co. Ltd.	22,700	456,349
Daishi Bank Ltd. (The)	10,000	30,078
Daiwa House Industry Co. Ltd.	124,000	1,758,928
Daiwa Industries Ltd.	5,000	23,994
Daiwa Office Investment Corp., REIT	135	356,262
DCM Holdings Co. Ltd.	16,600	117,851
Dena Co. Ltd.(a)	74,400	1,958,322
Doshisha Co. Ltd.	1,400	38,783
Dr. Ci:Labo Co. Ltd.	289	985,968
EDION Corp.	20,000	100,425
Eighteenth Bank Ltd. (The)	10,000	26,362
EPS Corp.	64	175,451
Exedy Corp.	8,500	185,409
FamilyMart Co. Ltd.	71,600	3,277,059
FCC Co. Ltd.	7,100	119,098
Ferrotec Corp.	12,000	74,903
Fuji Machine Manufacturing Co. Ltd.	1,600	28,341
Fuji Seal International, Inc.	10,000	190,873
FUJIFILM Holdings Corp.	10,600	200,830
Fukui Bank Ltd/The	16,000	38,202
Fuyo General Lease Co. Ltd.	1,200	37,866
Gree, Inc.	106,100	2,110,592
GROWELL HOLDINGS Co. Ltd.	4,500	155,658
Gunma Bank Ltd. (The)	40,000	189,254
Gurunavi, Inc.	5,100	57,913
Hachijuni Bank Ltd. (The)	219,000	1,138,394
Hankyu Reit, Inc.	10	45,319
Happinet Corp.	10,200	101,809
Hard Off Corp. Co. Ltd.	30,500	204,638

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Heiwa Corp.	17,400	$326,025
Heiwa Real Estate REIT, Inc., REIT	75	43,675
Heiwado Co. Ltd.	2,200	29,996
Higashi Nihon House Co. Ltd.	14,000	73,316
Higashi-Nippon Bank Ltd. (The)	18,000	39,176
Higo Bank Ltd. (The)	49,000	260,333
HI-LEX Corp.	1,200	19,919
Hogy Medical Co. Ltd.	8,200	374,060
Hyakugo Bank Ltd. (The)	14,000	58,491
Ichigo Real Estate Investment Corp., REIT	45	20,737
Idemitsu Kosan Co. Ltd.	2,800	251,165
Imasen Electric Industrial	1,700	25,124
Inaba Denki Sangyo Co. Ltd.	3,700	106,582
Inabata & Co. Ltd.	19,100	120,231
Infocom Corp.	172	189,116
INPEX Corp.	485	2,724,003
Ishihara Sangyo Kaisha Ltd.*	177,000	156,309
ITC Networks Corp.	7,200	57,566
ITOCHU Corp.	22,000	231,235
Iyo Bank Ltd. (The)	188,000	1,501,347
J Trust Co. Ltd.	19,800	170,446
Jaccs Co. Ltd.	31,000	99,044
JGC Corp.	111,000	3,218,039
JSP Corp.	4,100	59,445
Kagoshima Bank Ltd. (The)	62,000	375,664
Kaken Pharmaceutical Co. Ltd.	142,000	1,991,876
Kamei Corp.	8,000	83,382
Kanematsu Electronics Ltd.	1,000	11,100
Kato Sangyo Co. Ltd.	4,000	80,504
KDDI Corp.	1,101	7,102,453
Keiyo Bank Ltd. (The)	25,000	115,987
Kenedix Realty Investment Corp., REIT	19	61,431
Kinki Sharyo Co. Ltd.	14,000	50,462
Kintetsu World Express, Inc.	5,700	182,436
Kitagawa Iron Works Co. Ltd.	30,000	60,204
Kohnan Shoji Co. Ltd.	13,100	173,205
Kosaido Co. Ltd.*	24,800	99,281
K’s Holdings Corp.	11,400	333,219
Kurabo Industries Ltd.	18,000	31,430
Kuraray Co. Ltd.	78,000	1,010,839
Kurita Water Industries Ltd.	17,200	397,853
Kusuri No Aoki Co. Ltd.	5,900	174,049
KYORIN Holdings, Inc.	35,000	738,247
Lasertec Corp.	8,100	151,224
Lawson, Inc.	38,100	2,664,389
Macnica, Inc.	5,900	132,597
Maeda Road Construction Co. Ltd.	20,000	250,792
Marubeni Corp.	141,000	939,469
Marudai Food Co. Ltd.	11,000	42,097
Medical System Network Co. Ltd.	15,400	104,734
Megane TOP Co. Ltd.	14,800	162,345
Meitec Corp.	5,300	112,273
Melco Holdings, Inc.	2,100	45,862
MID Reit, Inc., REIT	114	288,939
Ministop Co. Ltd.	12,100	210,231
Miraca Holdings, Inc.	53,500	2,221,234
Mitsubishi Corp.	6,600	133,414
Mitsubishi UFJ Financial Group, Inc.	219,100	1,049,682
Mitsui & Co. Ltd.	42,000	624,114
Mitsui Chemicals, Inc.	48,000	120,201

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Mitsui Engineering & Shipbuilding Co. Ltd.	79,000	$113,855
Mitsui Knowledge Industry Co. Ltd.	153	26,626
Mitsui Sugar Co. Ltd.	47,000	151,805
Mochida Pharmaceutical Co. Ltd.	8,000	92,148
Moonbat Co. Ltd.	19,000	41,170
Moshi Moshi Hotline, Inc.	39,500	406,843
MTI Ltd.	51	57,523
Musashi Seimitsu Industry Co. Ltd.	6,100	117,105
Nabtesco Corp.	78,000	1,739,719
Nachi-Fujikoshi Corp.	23,000	97,890
Namura Shipbuilding Co. Ltd.	21,100	69,541
NEC Capital Solutions Ltd.	2,500	31,210
NEC Fielding Ltd.	4,000	50,067
NEC Mobiling Ltd.	10,900	431,358
NET One Systems Co. Ltd.	108,200	1,444,362
Nichiha Corp.	9,500	105,534
Nifty Corp.	28	39,705
Nihon Parkerizing Co. Ltd.	6,000	92,933
Nippo Corp.	29,000	321,273
Nippon Carbon Co. Ltd.	28,000	68,899
Nippon Densetsu Kogyo Co. Ltd.	4,000	39,945
Nippon Road Co. Ltd. (The)	6,000	24,484
Nippon Shokubai Co. Ltd.	49,000	592,997
Nippon Telegraph & Telephone Corp.	18,700	871,991
Nishi-Nippon City Bank Ltd. (The)	97,000	235,506
Nisshin Fudosan Co.	22,000	136,762
Nitori Holdings Co. Ltd.	26,100	2,467,987
Nittetsu Mining Co. Ltd.	8,000	32,226
Nomura Holdings, Inc.	228,400	853,882
Nomura Research Institute Ltd.	112,600	2,477,823
Noritake Co. Ltd.	40,000	104,889
NTT DoCoMo, Inc.	2,163	3,599,238
Nuflare Technology, Inc.	34	215,100
Obic Co. Ltd.	2,710	520,103
Okabe Co. Ltd.	12,600	75,097
Oracle Corp. Japan	7,300	314,212
ORIX Corp.	2,240	208,759
Orix JREIT, Inc., REIT	32	143,840
Otsuka Holdings Co. Ltd.	160,400	4,923,516
Pacific Industrial Co. Ltd.	3,000	18,392
Pal Co. Ltd.	1,050	50,265
PanaHome Corp.	11,000	69,122
Point, Inc.	23,220	799,259
Press Kogyo Co. Ltd.	15,000	76,884
Riso Kagaku Corp.	4,200	73,431
Round One Corp.	31,000	165,475
Ryohin Keikaku Co. Ltd.	17,600	956,711
Sakai Ovex Co. Ltd.	30,000	43,619
San-In Godo Bank Ltd. (The)	56,000	394,852
Santen Pharmaceutical Co. Ltd.	64,300	2,642,389
Sawai Pharmaceutical Co. Ltd.	13,400	1,441,593
Sekisui Jushi Corp.	1,000	10,404
Senko Co. Ltd.	12,000	52,881
Seria Co. Ltd.	11,100	177,945
Shikibo Ltd.	56,000	68,374
Shimachu Co. Ltd.	16,700	365,591
Shimamura Co. Ltd.	19,800	2,287,995
Shizuoka Bank Ltd/The	39,000	401,278
Shizuoka Gas Co. Ltd.	5,000	33,358
SKY Perfect JSAT Holdings, Inc.	992	446,846

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Softbank Corp.	71,500	$2,661,493
Sogo Medical Co. Ltd.	5,000	180,811
So-net Entertainment Corp.	55	218,141
Sony Financial Holdings, Inc.	78,500	1,281,253
St Marc Holdings Co. Ltd.	1,200	44,882
Star Micronics Co. Ltd.	5,400	52,401
Studio Alice Co. Ltd.(a)	13,200	231,048
Sugi Holdings Co. Ltd.	47,900	1,571,449
Sumikin Bussan Corp.	45,000	113,565
Sumitomo Corp.	9,000	125,926
Sumitomo Heavy Industries Ltd.	75,000	337,722
Sumitomo Metal Mining Co. Ltd.	18,000	202,844
Sumitomo Mitsui Financial Group, Inc.	8,200	270,886
Sumitomo Mitsui Trust Holdings, Inc.	305,000	911,529
Sumitomo Precision Products Co. Ltd.	27,000	148,018
Sundrug Co. Ltd.	69,700	2,269,558
T. RAD Co. Ltd.	26,000	91,018
Tachi-S Co. Ltd.	4,200	78,188
Taihei Kogyo Co. Ltd.	18,000	86,564
Taikisha Ltd.	14,700	306,776
Takeda Pharmaceutical Co. Ltd.	33,300	1,511,882
TBK Co. Ltd.	12,000	70,237
Toa Corp.	7,000	55,931
TOA ROAD Corp.	26,000	74,969
Toagosei Co. Ltd.	82,000	320,805
Tocalo Co. Ltd.	9,200	144,439
Tochigi Bank Ltd. (The)	5,000	15,780
Tokai Corp/Gifu	5,000	115,120
Tokai Rubber Industries Ltd.	6,100	66,725
Token Corp.	620	24,992
Tokyo Ohka Kogyo Co. Ltd.	9,300	207,128
Tokyo Seimitsu Co. Ltd.	31,900	567,468
Tokyu REIT, Inc., REIT	28	137,346
Tomen Electronics Corp.	4,400	64,154
TOMONY Holdings, Inc.	6,100	24,375
TonenGeneral Sekiyu K.K	29,000	257,858
Toppan Printing Co. Ltd.	32,000	213,753
Topy Industries Ltd.	17,000	48,585
Toridoll.corp.	13,700	193,145
Tosoh Corp.	59,000	160,904
Totetsu Kogyo Co. Ltd.	4,000	45,944
Touei Housing Corp.	5,600	58,263
Trend Micro, Inc.	48,500	1,428,827
Tsukui Corp.	15,800	232,621
Tsumura & Co.	16,400	434,316
Tsuruha Holdings, Inc.	31,200	1,940,034
Unipres Corp.	62,900	1,644,134
United Arrows Ltd.	46,000	1,150,023
Universal Entertainment Corp.	54,400	1,135,301
UNY Co. Ltd.	16,000	175,253
USS Co. Ltd.	19,150	2,066,317
Valor Co. Ltd.	11,400	188,295
VT Holdings Co. Ltd.	8,400	82,008
Wakita & Co. Ltd.	27,000	197,585
Warabeya Nichiyo Co. Ltd.	3,300	52,753
Yachiyo Bank Ltd. (The)	1,300	25,365
Yahoo! Japan Corp.	2,508	811,998
Yamada Denki Co. Ltd.	9,470	484,849
YA-MAN Ltd.	3,300	50,038
Yamaya Corp.	2,900	46,284

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
Yamazen Corp.	26,200	$203,771
Yellow Hat Ltd.	5,000	84,913
Yorozu Corp.	11,700	192,072
Zappallas, Inc.	192	178,063
Zeon Corp.	27,000	205,659

		119,707,124

Luxembourg
APERAM	8,116	107,147
Oriflame Cosmetics SA, SDR	30,111	1,009,813

		1,116,960

Macau
Sands China Ltd.	203,200	653,700

Malaysia — 0.2%
AMMB Holdings Bhd	570,000	1,134,822
APM Automotive Holdings Bhd	11,100	16,569
Berjaya Sports Toto Bhd	285,200	387,342
BIMB Holdings Bhd	246,900	241,278
British American Tobacco Malaysia Bhd	19,100	338,247
Coastal Contracts Bhd	90,100	53,773
DiGi.Com Bhd	1,122,000	1,506,841
Hap Seng Plantations Holdings Bhd	401,500	363,914
KLCC Property Holdings Bhd	85,900	126,028
Kulim Malaysia Bhd	65,300	97,042
Malton Bhd	170,000	28,616
Maxis Bhd	790,100	1,594,691
Mudajaya Group Bhd	214,600	185,934
Petronas Gas Bhd	38,300	217,893
Tdm Bhd	28,900	38,255
TH Plantations Bhd	47,300	34,180
Tradewinds Malaysia Bhd	22,400	63,489
Tradewinds Plantation Bhd.	87,200	132,617
UMW Holdings Bhd	70,700	204,510
WTK Holdings Bhd	173,600	68,324
YTL Power International Bhd	1	1

		6,834,366

Mexico — 0.2%
Grupo Herdez SAB de CV	39,800	91,297
Grupo Mexico SAB de CV (Series B Stock)	1,212,482	3,603,897
Grupo Modelo SAB de CV (Class C Stock)	49,800	440,520
Industrias CH SAB de CV (Class B Stock)*	58,600	265,419
Industrias Penoles SAB de CV	4,425	189,742
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	533,100	1,044,244

		5,635,119

Netherlands — 0.2%
Accell Group	1,847	34,729
Aegon NV*	35,256	163,503
Amsterdam Commodities NV	2,926	44,616
ASM International NV	16,988	645,294
ASML Holding NV	63,724	3,272,623
BE Semiconductor Industries NV	20,935	153,338
BinckBank NV	23,521	191,144
Heijmans NV, CVA	4,590	35,746
Koninklijke Ahold NV	86,044	1,065,856
Koninklijke Boskalis Westminster NV	24,638	813,004
Koninklijke DSM NV	4,663	229,884

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Netherlands (continued)
Koninklijke KPN NV(a)	16,382	$156,645

		6,806,382

New Zealand
Air New Zealand Ltd.	28,501	19,681
Fisher & Paykel Healthcare Corp. Ltd.	167,940	265,649
Nuplex Industries Ltd.	13,058	26,278
Sky Network Television Ltd.	28,682	111,272
Telecom Corp of New Zealand Ltd.	204,905	390,158

		813,038

Norway — 0.7%
Atea ASA	55,784	491,198
Fred Olsen Energy ASA	74,304	2,660,244
Kvaerner ASA	226,827	509,750
SpareBank 1 SMN	5,984	32,291
Statoil ASA	341,877	8,153,264
Telenor ASA	37,945	634,376
TGS Nopec Geophysical Co. ASA	91,554	2,472,022
Yara International ASA	101,724	4,451,623

		19,404,768

Peru
Southern Copper Corp.	24,300	765,693

Philippines — 0.1%
DMCI Holdings, Inc.	608,250	826,397
Manila Water Co., Inc.	261,200	152,127
Megaworld Corp.	8,049,000	421,766
Philippine Long Distance Telephone Co., ADR	17,000	1,081,200
Philippine National Bank	85,190	146,925
Rizal Commercial Banking Corp.	68,300	71,451
Semirara Mining Corp.	182,680	952,381
Union Bank of Philippines	30,350	72,161

		3,724,408

Poland — 0.2%
Asseco Poland SA	32,548	478,424
Grupa Lotos SA*	17,618	148,312
Jastrzebska Spolka Weglowa SA*	34,441	1,039,240
KGHM Polska Miedz SA	41,870	1,832,425
PGE SA	177,636	1,040,143
Powszechny Zaklad Ubezpieczen SA	4,776	480,276
Synthos SA	926,131	1,658,935
Tauron Polska Energia SA	216,340	297,443

		6,975,198

Portugal
Banco BPI SA*	85,266	58,234
Banco Comercial Portugues SA (Class R Stock)*	485,924	60,472
Banco Espirito Santo SA*	41,304	28,241

		146,947

Puerto Rico
Oriental Financial Group, Inc.	9,200	101,936
Triple-S Management Corp. (Class B Stock)*	9,800	179,144

		281,080

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Russia — 0.1%
CTC Media, Inc.	29,600	$238,576
Lukoil OAO, ADR	35,782	2,006,655
Sberbank of Russia, ADR	18,186	196,773
Surgutneftegas OJSC, ADR	96,388	803,876
Tatneft, ADR	8,500	281,265

		3,527,145

Singapore — 0.5%
ComfortDelGro Corp. Ltd.	1,275,000	1,561,330
First Resources Ltd.	398,000	608,667
Hong Leong Asia Ltd.	144,000	185,338
Jardine Cycle & Carriage Ltd.	127,000	4,680,727
Keppel Corp. Ltd.	154,000	1,261,648
Lippo-Malls Indonesia Retail Trust, REIT	100,000	31,729
M1 Ltd.	140,000	284,024
Sakari Resources Ltd.	973,000	1,065,264
Singapore Telecommunications Ltd.	107,000	280,208
Starhill Global, REIT.	265,000	139,477
StarHub Ltd.	1,216,000	3,295,882
Ums Holdings Ltd.	462,000	149,692
United Engineers Ltd.	20,000	34,795
UOL Group Ltd.	374,000	1,466,053
Wheelock Properties Singapore Ltd.	27,000	36,826
Wing Tai Holdings Ltd.	66,000	69,957

		15,151,617

South Africa — 0.5%
ABSA Group Ltd.	30,781	533,281
African Rainbow Minerals Ltd.	39,150	797,918
Astral Foods Ltd.	6,729	93,010
AVI Ltd.	29,016	177,875
Bidvest Group Ltd.	38,593	861,772
Cipla Medpro South Africa Ltd.	253,652	229,882
Coronation Fund Managers Ltd.	358,047	1,212,282
FirstRand Ltd.	97,820	316,628
Gold Fields Ltd.	41,930	533,341
Kumba Iron Ore Ltd.	24,987	1,684,585
Lewis Group Ltd.	106,996	921,916
MMI Holdings Ltd.	50,656	111,721
MTN Group Ltd.	106,673	1,847,226
Net 1 UEPS Technologies, Inc.*	11,800	98,766
Palabora Mining Co. Ltd.	20,528	323,679
Raubex Group Ltd.	22,026	36,023
Reunert Ltd.	115,426	961,696
Sanlam Ltd.	298,535	1,310,760
Sasol Ltd.	29,708	1,253,153
Spar Group Ltd. (The)	6,176	86,042
Vodacom Group Ltd.	117,815	1,341,904
Woolworths Holdings Ltd.	93,855	578,145

		15,311,605

South Korea — 0.7%
AMOREPACIFIC Group.	7,644	2,205,760
AtlasBX Co. Ltd.	6,033	132,418
Chinyang Holdings Corp.	72,190	103,214
Daewon Pharmaceutical Co. Ltd.	16,380	72,503
Daishin Securities Co. Ltd.	23,920	176,932
Daou Technology, Inc.	22,160	239,764
Dongbu Insurance Co. Ltd.	42,630	1,573,862
Dongil Industries Co. Ltd.	386	16,087

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
South Korea (continued)
Dongkook Industrial Co. Ltd.*	19,460	$39,360
Dongkuk Steel Mill Co. Ltd.	7,030	95,438
Global & Yuasa Battery Co. Ltd.	5,340	217,088
Hae In Corp.	6,290	21,815
Halla Climate Control Corp.	113,880	2,429,937
Halla Engineering & Construction Corp.	6,560	58,350
Hana Financial Group, Inc.	12,870	411,430
Hanil E-Wha Co. Ltd.	24,280	200,761
Husteel Co. Ltd.	4,170	86,514
Hwa Shin Co. Ltd.	10,290	99,780
Hyundai Heavy Industries Co. Ltd.	964	219,964
Hyundai Marine & Fire Insurance Co. Ltd.	16,160	421,052
Hyundai Motor Co.	2,521	517,547
Inzi Controls Co. Ltd.	6,720	37,963
Kangwon Land, Inc.	26,340	562,656
KC Tech Co. Ltd.	17,040	57,833
Kia Motors Corp.	39,978	2,634,937
Kolon Corp.	3,080	66,129
Korea Exchange Bank	83,250	596,520
Korean Reinsurance Co.	34,790	341,050
KT&G Corp.	64,074	4,542,549
Kwang Dong Pharmaceutical Co. Ltd.	10,950	39,931
Kyung Nong Corp.	28,580	78,543
LG Chem Ltd.	2,152	557,100
LIG Insurance Co. Ltd.	10,180	211,148
Pyeong Hwa Automotive Co. Ltd.	7,667	130,430
Sam Young Electronics Co. Ltd.	7,190	52,141
Samsung Card Co. Ltd.	12,120	340,167
Samsung Electronics Co. Ltd.	704	745,527
Samsung Publishing Co. Ltd.	16,120	67,528
Samyang Tongsang Co. Ltd.	2,270	45,201
Sebang Co. Ltd.	4,060	51,973
Sejong Industrial Co. Ltd.	15,860	187,739
Simm Tech Co. Ltd.	11,881	121,072
SIMPAC, Inc.	15,500	71,567
SK Hynix, Inc.*	10	211
SK Telecom Co. Ltd., ADR	5,100	61,710
STX Corp. Co. Ltd.	8,090	70,105
Tae Kyung Chemical Co. Ltd.	10,160	35,754
Tailim Packaging Industrial Co. Ltd.	50,370	63,050
Woori Finance Holdings Co. Ltd.	55,750	614,542
Youngone Holdings Co. Ltd.	770	43,042

		21,767,694

Spain — 0.4%
Abertis Infraestructuras SA.	41,152	556,153
Antena 3 de Television SA	27,810	119,449
Banco Bilbao Vizcaya Argentaria SA.	26,581	189,825
Banco Espanol de Credito SA.	9,308	30,402
Banco Popular Espanol SA(a)	11,526	26,071
Banco Santander SA	4,991	33,017
CaixaBank	48,848	159,040
Construcciones y Auxiliar de Ferrocarriles SA	779	362,120
Duro Felguera SA	43,140	237,139
Enagas SA	223,246	4,073,389
Indra Sistemas SA	14,673	136,607
Mapfre SA	633,494	1,288,754
Prosegur Cia de Seguridad SA	14,577	747,139
Red Electrica Corp. SA	33,226	1,450,169

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Spain (continued)
Repsol YPF SA.	20,731	$333,254
Sacyr Vallehermoso SA(a)	46,590	86,103
Viscofan SA	45,335	1,948,089
Vueling Airlines SA*	1	6

		11,776,726

Sweden — 0.4%
Avanza Bank Holding AB	3,914	80,557
Axfood AB	49,122	1,562,148
Betsson AB	14,096	420,744
Bilia AB (Class A Stock)	19,399	261,105
Billerud AB	75,650	700,499
Boliden AB	27,115	378,358
Getinge AB	73,385	1,821,012
Haldex AB	21,024	94,408
Hexpol AB	13,366	455,670
HIQ International AB*	31,750	169,396
Intrum Justitia AB	30,793	448,547
JM AB	69,153	1,222,058
Saab AB (Class B Stock)	20,518	348,766
SKF AB (Class B Stock)	63,830	1,258,216
TeliaSonera AB	272,176	1,738,859

		10,960,343

Switzerland — 0.8%
ACE Ltd.	46,600	3,454,458
Allied World Assurance Co. Holdings AG, (NYSE)	34,900	2,773,503
Allied World Assurance Co. Holdings AG, (XBER)	2,800	222,516
Baloise Holding AG	3,176	209,824
BB Biotech AG*	1,270	102,172
EMS-Chemie Holding AG	6,134	1,119,224
Ferrexpo PLC	147,188	498,402
Helvetia Holding AG	3,004	908,807
Inficon Holding AG*	136	27,682
Komax Holding AG*	473	35,874
Meyer Burger Technology AG*(a)	17,921	278,038
Novartis AG	22,863	1,278,300
Partners Group Holding AG	5,295	941,729
Roche Holding AG	50,251	8,680,006
Swiss Life Holding AG*	2,064	194,538
Zurich Financial Services AG*	10,585	2,393,523

		23,118,596

Taiwan — 0.5%
Ability Enterprise Co. Ltd.	73,000	67,030
Accton Technology Corp.	229,000	131,063
Alcor Micro Corp.	61,000	100,408
AMPOC Far-East Co. Ltd.	99,000	89,109
Asia Polymer Corp.	112,000	119,473
Asustek Computer, Inc.	40,000	367,666
Audix Corp.	71,000	61,782
AV Tech Corp.	58,000	181,611
Avermedia Technologies, Inc.	55,000	43,474
C Sun Manufacturing Ltd.	85,000	57,256
Cathay Real Estate Development Co. Ltd.	128,000	58,470
Chicony Electronics Co. Ltd.	112,445	208,742
Chien Kuo Construction Co. Ltd.	171,000	78,168
China Metal Products Co. Ltd.	1	1

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Taiwan (continued)
China Steel Chemical Corp.	63,000	$288,145
Chin-Poon Industrial Co.	47,000	44,052
Chipbond Technology Corp.	219,000	295,767
Chun Yuan Steel*	9,660	3,979
Compal Electronics, Inc.	221,951	205,527
Continental Holdings Corp.	100,000	35,219
E Ink Holdings, Inc.	139,000	154,103
Elite Advanced Laser Corp.	16,000	20,193
Farglory Land Development Co. Ltd.	242,000	430,804
Feng Tay Enterprise Co. Ltd.	19,000	18,477
Formosan Rubber Group, Inc.	315,000	209,610
FSP Technology, Inc.	28,279	27,026
Gigabyte Technology Co. Ltd.	268,000	257,303
Gigastorage Corp.	1,000	849
Grape King Industrial Co.	21,000	39,738
Holiday Entertainment Co. Ltd.	80,000	134,531
HTC Corp.	139,875	1,846,774
Icp Electronics, Inc.	148,000	242,893
LITE-ON IT Corp.	304,349	298,217
Lite-On Technology Corp.	381,000	479,896
Makalot Industrial Co. Ltd.	28,000	81,319
MPI Corp.	53,000	109,734
MStar Semiconductor, Inc.	76,000	512,649
Phihong Technology Co. Ltd.	173,626	185,548
Powertech Technology, Inc.	85,000	166,020
Prime Oil Chemical Service Corp.	87,000	88,505
Radiant Opto-Electronics Corp.*	115,020	584,560
Raydium Semiconductor Corp.	9,000	22,438
Rechi Precision Co. Ltd.	132,000	112,419
Richtek Technology Corp.	50,000	296,674
ShenMao Technology, Inc.	53,000	66,677
Sigurd Microelectronics Corp.	142,000	107,781
Silitech Technology Corp.	101,360	223,739
Simplo Technology Co. Ltd.	118,970	821,652
Sincere Navigation Corp.	135,000	121,889
Sirtec International Co. Ltd.	84,000	119,222
Sporton International, Inc.	42,000	101,735
Sunonwealth Electric Machine Industry Co. Ltd.	192,000	136,368
Taiwan Line Tek Electronic	53,000	58,813
Taiwan Secom Co. Ltd.	42,000	91,423
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	36,900	515,124
Taiwan Sogo Shin Kong SEC	212,000	213,738
Taiwan Surface Mounting Technology Co. Ltd.	107,300	218,622
Test Research, Inc.	112,290	174,812
Thye Ming Industrial Co. Ltd.	111,000	98,361
Topco Scientific Co. Ltd.	82,740	142,393
Transcend Information, Inc.	20,000	55,784
Tripod Technology Corp.	323,100	918,413
Tsann Kuen Enterprise Co. Ltd.	85,000	181,176
TSRC Corp.	643,900	1,595,828
Weikeng Industrial Co. Ltd.	90,300	74,137
Wistron Corp.	329,168	406,333
WT Microelectronics Co. Ltd.	63,000	85,651
Zeng Hsing Industrial Co. Ltd.	24,000	83,797
Zenitron Corp.	148,000	110,599

		15,481,289

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Thailand — 0.3%
Avanced Info Service PCL, NVDR	501,500	$2,934,374
Bangkok Expressway PCL, NVDR	98,600	75,647
Banpu PCL, NVDR	102,750	1,460,474
BEC World PCL, NVDR	317,400	508,672
Delta Electronics Thailand PCL, NVDR	297,100	201,214
Electricity Generating PCL, NVDR	16,000	58,187
Khon Kaen Sugar Industry PCL, NVDR	398,500	160,325
Lanna Resources PCL, NVDR	191,200	151,670
Property Perfect PCL, NVDR	3,115,500	110,488
PTT Exploration & Production PCL, NVDR	431,800	2,301,508
Samart Corp. PCL, NVDR	119,100	34,929
TPI Polene PCL, NVDR	285,200	104,864

		8,102,352

Turkey — 0.2%
Alarko Holding A/S	16,461	37,244
Arcelik A/S	77,622	392,808
Bagfas Bandirma Gubre Fabrik	924	88,525
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	1	1
Ford Otomotiv Sanayi A/S	118,687	1,077,359
Gubre Fabrikalari TAS*	25,366	178,421
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	90,593	194,132
Koza Anadolu Metal Madencilik Isletmeleri A/S*	92,360	197,877
Park Elektrik Uretim Madencilik Sanayi ve Ticaret A/S	67,641	187,562
Pinar SUT Mamulleri Sanayii A/S	11,981	100,413
Soda Sanayii A/S*	102,354	174,671
Trakya Cam Sanayi A/S*	273,683	369,195
Turk Sise ve Cam Fabrikalari A/S	240,154	393,867
Turk Telekomunikasyon A/S	260,235	1,064,987
Turk Traktor ve Ziraat Makineleri A/S	51,263	867,373
Turkiye Sinai Kalkinma Bankasi A/S	—	—
Usas Ucak Servisi A/S	—	—

		5,324,435

Ukraine
Kernel Holding SA*	4,721	86,818

United Kingdom — 4.8%
Abcam PLC	31,020	202,562
Aberdeen Asset Management PLC	639,016	2,602,700
Aero Inventory PLC*	16,478	—
Anglo American PLC	39,744	1,306,196
Antofagasta PLC	150,116	2,567,858
AON PLC	16,500	771,870
Ashmore Group PLC	313,249	1,713,586
AstraZeneca PLC	194,259	8,680,958
BAE Systems PLC	147,900	670,522
Balfour Beatty PLC	102,774	480,555
Barclays PLC	215,558	550,804
BG Group PLC	21,488	439,890
BHP Billiton PLC	147,283	4,186,130
BP PLC	267,972	1,789,566
British American Tobacco PLC	63,895	3,248,412
Brown (N) Group PLC	102,394	392,893
BT Group PLC	138,751	459,754
Carillion PLC	41,188	178,426
Chemring Group PLC	82,198	353,894
Cineworld Group PLC	3,661	11,811

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Close Brothers Group PLC	140,404	$1,639,652
Cobham PLC	1,023,233	3,727,755
Compass Group PLC	305,147	3,203,128
Computacenter PLC	10,744	50,607
Cranswick PLC	13,541	173,175
Dairy Crest Group PLC	9,832	50,931
Debenhams PLC	405,950	551,219
Devro PLC	23,714	112,560
DHT Holdings, Inc.	27,300	17,046
Diageo PLC	41,076	1,058,731
Domino Printing Sciences PLC	6,980	59,055
Drax Group PLC	209,485	1,842,844
Electrocomponents PLC	181,643	583,706
EnQuest PLC*	1,263,936	2,137,242
Eros International PLC*	43,389	139,984
Eurasian Natural Resources Corp. PLC	280,911	1,833,393
Evraz PLC	31,634	129,733
Fidessa Group PLC	12,179	296,168
FirstGroup PLC	35,803	126,364
Gem Diamonds Ltd.*	11,156	34,347
GlaxoSmithKline PLC	192,432	4,370,896
Greene King PLC	39,945	344,807
Greggs PLC	114,375	903,530
Halfords Group PLC	205,006	735,947
Halma PLC	242,133	1,584,852
Hargreaves Lansdown PLC	40,241	334,137
Highland Gold Mining Ltd.	127,867	212,367
Hill & Smith Holdings PLC	13,315	66,857
Home Retail Group PLC(a)	88,929	118,127
HSBC Holdings PLC, (XHKG)	338,000	2,990,310
HSBC Holdings PLC, (XLON)(a)	527,378	4,647,157
ICAP PLC	99,892	528,751
IG Group Holdings PLC	313,204	2,354,078
IMI PLC	152,072	1,986,677
Inmarsat PLC	322,455	2,488,454
International Personal Finance PLC	25,858	97,176
Interserve PLC	54,950	269,163
Investec PLC	21,070	122,999
J. Sainsbury PLC	48,715	230,234
Jardine Lloyd Thompson Group PLC	11,706	128,620
Keller Group PLC	12,023	68,014
Legal & General Group PLC	2,641,964	5,281,992
Lloyds Banking Group PLC*	264,194	129,061
Marks & Spencer Group PLC	104,630	533,574
Micro Focus International PLC	184,338	1,534,534
Mitie Group PLC	518,829	2,115,856
Mondi PLC	47,367	405,716
National Grid PLC	53,530	567,311
Next PLC	82,524	4,143,697
Petrofac Ltd.	118,844	2,594,036
Playtech Ltd.	72,981	394,617
Premier Farnell PLC	144,392	391,458
Prudential PLC	342,461	3,970,831
QinetiQ Group PLC	140,779	347,515
Reckitt Benckiser Group PLC	113,079	5,976,999
Renishaw PLC	9,808	215,551
Restaurant Group PLC	131,981	612,236
Rio Tinto PLC	59,359	2,820,949
Royal Dutch Shell PLC (Class A Stock), (XEQT)	77,482	2,615,085

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United Kingdom (continued)
Ryal Dutch Shell PLC (Class A Stock), (XLON)	179,062	$6,033,114
Sage Group PLC (The)	325,570	1,416,968
Smith & Nephew PLC	161,755	1,617,944
Spectris PLC	59,484	1,430,055
Spirax-Sarco Engineering PLC	18,446	574,872
SSE PLC	34,996	763,454
Standard Chartered PLC	119,769	2,601,733
Standard Life PLC	1,095,701	4,011,823
TalkTalk Telecom Group PLC	208,966	623,892
Tesco PLC.	400,301	1,945,387
Ultra Electronics Holdings PLC	16,311	406,590
Unilever PLC	125,865	4,225,748
Valiant Petroleum PLC*	23,053	137,230
Vedanta Resources PLC(a)	20,542	294,439
Victrex PLC	12,899	257,531
Vodafone Group PLC	484,360	1,361,414
Weir Group PLC (The)	10,275	246,905
WH Smith PLC	203,975	1,741,443
Willis Group Holdings PLC	41,000	1,496,090
WM Morrison Supermarkets PLC	711,040	2,967,005

		141,763,835

United States — 17.7%
1st Source Corp.	7,900	178,540
3M Co.	44,100	3,951,360
Abbott Laboratories	79,300	5,112,471
Advance Auto Parts, Inc.	33,300	2,271,726
Aetna, Inc.	127,100	4,927,667
Aflac, Inc.	125,500	5,345,045
Alliance Resource Partners LP(a)	45,500	2,553,460
Allstate Corp. (The)	100	3,509
Almost Family, Inc.*	10,400	232,336
Amerco, Inc.	2,500	224,925
American Financial Group, Inc.	48,700	1,910,501
AmerisourceBergen Corp.	122,900	4,836,115
Amgen, Inc.	5,600	409,024
AmSurg Corp.*	50,500	1,513,990
AmTrust Financial Services, Inc.	44,100	1,310,211
Analog Devices, Inc.	69,500	2,618,065
Ancestry.com, Inc.*(a)	20,100	553,353
Annaly Capital Management, Inc., REIT(a)	13,200	221,496
Apache Corp.	65,200	5,730,428
Apollo Group, Inc. (Class A Stock)*(a)	85,400	3,090,626
Apple, Inc.*	9,600	5,606,400
Applied Materials, Inc.	29,000	332,340
AptarGroup, Inc.(a)	20,900	1,066,945
Arlington Asset Investment Corp. (Class A Stock)	2,600	56,446
Arrow Electronics, Inc.*	14,100	462,621
Arthur J Gallagher & Co.	20,700	725,949
Ascena Retail Group, Inc.*	59,600	1,109,752
Atmel Corp.*(a)	72,300	484,410
Atwood Oceanics, Inc.*(a)	23,100	874,104
Automatic Data Processing, Inc.	7,200	400,752
Avista Corp.	8,000	213,600
Avnet, Inc.*	16,100	496,846
Avon Products, Inc.	15,800	256,118
AXT, Inc.*	16,200	63,990
Ballantyne Strong, Inc.*	19,500	116,415

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Bank of the Ozarks, Inc.	19,100	$574,528
Baxter International, Inc.	117,800	6,261,070
Becton, Dickinson and Co.	96,500	7,213,375
Best Buy Co., Inc.(a)	24,300	509,328
BMC Software, Inc.*	75,900	3,239,412
Body Central Corp.*	11,900	107,100
BOK Financial Corp.	30,500	1,775,100
BP Prudhoe Bay Royalty Trust(a)	11,900	1,387,183
Bridgepoint Education, Inc.*(a)	69,400	1,512,920
Bristol-Myers Squibb Co.	219,700	7,898,215
Brooks Automation, Inc.	6,800	64,192
Buckle, Inc. (The)(a)	32,600	1,289,982
C&J Energy Services, Inc.*(a)	47,900	886,150
CA, Inc.	210,700	5,707,863
CACI International, Inc. (Class A Stock)*(a).	46,300	2,547,426
Calamos Asset Management, Inc. (Class A Stock)	10,900	124,805
Campbell Soup Co.	108,700	3,628,406
Capella Education Co.*	13,700	476,212
Capital One Financial Corp.	41,700	2,279,322
Capstead Mortgage Corp., REIT	22,600	314,366
Career Education Corp.*	63,200	422,808
Cascade Corp.	2,600	122,330
Cash America International, Inc.	27,400	1,206,696
CBOE Holdings, Inc.	31,200	863,616
CEC Entertainment, Inc.	5,700	207,309
CenturyLink, Inc.	4,600	181,654
Ceradyne, Inc.	9,100	233,415
CF Industries Holdings, Inc.	26,800	5,192,232
Chemed Corp.(a)	20,500	1,239,020
Chesapeake Energy Corp.(a)	17,400	323,640
Chevron Corp.	74,251	7,833,480
CIGNA Corp.	25,000	1,100,000
Cimarex Energy Co.	17,700	975,624
Citigroup, Inc.	158,770	4,351,886
Cliffs Natural Resources, Inc.(a)	51,000	2,513,790
Clorox Co. (The)(a)	22,400	1,623,104
CNA Financial Corp.	53,000	1,469,160
CNO Financial Group, Inc.	160,600	1,252,680
Coca-Cola Co. (The)	29,600	2,314,424
Coinstar, Inc.*(a)	12,100	830,786
Colgate-Palmolive Co.	24,900	2,592,090
Commerce Bancshares, Inc.	52,330	1,983,307
Community Bank System, Inc.	39,000	1,057,680
Community Trust Bancorp, Inc.	3,000	100,470
ConocoPhillips	29,500	1,648,460
Consolidated Communications Holdings, Inc.(a)	11,900	176,120
Contango Oil & Gas Co.*	6,600	390,720
Coventry Health Care, Inc.	12,100	384,659
CreXus Investment Corp., REIT.	79,300	806,481
CSX Corp.	128,000	2,862,080
Cubic Corp.	6,000	288,480
Cullen/Frost Bankers, Inc.	40,300	2,316,847
Cummins, Inc.	45,900	4,448,169
CVB Financial Corp.	69,500	809,675
Darden Restaurants, Inc.(a)	21,000	1,063,230
Darling International, Inc.*	96,100	1,584,689
DaVita, Inc.*	44,900	4,409,629
Dell, Inc.*	294,600	3,688,392

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Devon Energy Corp.	11,000	$637,890
DeVry, Inc.	60,700	1,879,879
Diamond Offshore Drilling, Inc.(a)	51,900	3,068,847
DIRECTV (Class A Stock)*	12,100	590,722
Discover Financial Services	146,200	5,055,596
Dolby Laboratories, Inc. (Class A Stock)*	20,100	830,130
Dorchester Minerals LP	4,500	98,775
Dover Corp.	20,700	1,109,727
DSW, Inc. (Class A Stock)	6,400	348,160
Eaton Vance Corp.	13,800	371,910
Ebix, Inc.(a)	29,400	586,530
Electro Rent Corp.	1,900	30,837
Eli Lilly & Co.	195,200	8,376,032
Emerson Electric Co.	59,000	2,748,220
Encore Capital Group, Inc.*	9,000	266,580
Ensign Group, Inc. (The)	18,700	528,649
Entergy Corp.	6,000	407,340
Erie Indemnity Co. (Class A Stock)	13,200	945,252
Express Scripts Holding Co.*	11,500	642,045
Express, Inc.*	23,500	426,995
Exxon Mobil Corp.	87,500	7,487,375
EZCORP, Inc. (Class A Stock)*	31,800	746,028
FBL Financial Group, Inc. (Class A Stock)	18,400	515,384
Fifth Third Bancorp	258,300	3,461,220
First Community Bancshares, Inc.	2,000	28,860
First Defiance Financial Corp.	1,500	25,680
First Financial Bankshares, Inc.(a)	24,800	857,088
Five Star Quality Care, Inc.*	24,000	73,680
Fonar Corp.*	10,880	44,717
Forest Laboratories, Inc.*	167,100	5,846,829
Franklin Resources, Inc.	13,300	1,476,167
Freeport-McMoRan Copper & Gold, Inc.	98,000	3,338,860
GameStop Corp. (Class A Stock)(a)	18,900	347,004
Gap, Inc. (The)	17,600	481,536
General Dynamics Corp.	100,400	6,622,384
Genworth Financial, Inc. (Class A Stock)*	35,000	198,100
Gilead Sciences, Inc.*	89,600	4,594,688
Global Payments, Inc.	12,500	540,375
Goldman Sachs Group, Inc. (The)	31,500	3,019,590
Graco, Inc.	14,700	677,376
Great Northern Iron Ore Properties	1,400	105,798
Great Southern Bancorp, Inc.	1,600	44,128
Green Plains Renewable Energy, Inc.*	16,000	99,840
GT Advanced Technologies, Inc.*(a)	75,300	397,584
Guess?, Inc.(a)	50,500	1,533,685
H&R Block, Inc.	52,200	834,156
H.J. Heinz Co.	17,000	924,460
Halliburton Co.	46,100	1,308,779
Harris Corp.	21,700	908,145
Hartford Financial Services Group, Inc. (The)	9,000	158,670
HCC Insurance Holdings, Inc.	42,900	1,347,060
Healthcare Services Group, Inc.	12,900	250,002
Helmerich & Payne, Inc.	23,400	1,017,432
Hewlett-Packard Co.	37,700	758,147
hhgregg, Inc.*(a)	16,100	182,091
HickoryTech Corp.	1,500	16,665
Hi-Tech Pharmacal Co., Inc.*	10,900	353,160
Hollyfrontier Corp.	110,700	3,922,101
Horace Mann Educators Corp.	18,500	323,380

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Hormel Foods Corp.(a)	103,000	$3,133,260
Hubbell, Inc. (Class B Stock)	19,700	1,535,418
Hudson City Bancorp, Inc.	450,000	2,866,500
Humana, Inc.	48,700	3,771,328
Huntington Bancshares, Inc.	463,000	2,963,200
Illinois Tool Works, Inc.	20,700	1,094,823
Ingles Markets, Inc. (Class A Stock)	1,900	30,457
Ingredion, Inc.	1,100	54,472
Integrated Silicon Solution, Inc.*	10,500	105,945
Intel Corp.	201,000	5,356,650
Interactive Brokers Group, Inc. (Class A Stock)	17,300	254,656
International Business Machines Corp.	20,900	4,087,622
International Paper Co.	17,300	500,143
Intersections, Inc.	7,200	114,120
Intrepid Potash, Inc.*	17,900	407,404
ITT Educational Services, Inc.*(a)	28,100	1,707,075
IXYS Corp.*	13,700	153,029
j2 Global, Inc.(a)	59,700	1,577,274
Jabil Circuit, Inc.	9,700	197,201
Jack Henry & Associates, Inc.	6,000	207,120
Johnson & Johnson(a)	74,200	5,012,952
Joy Global, Inc.	10,000	567,300
JPMorgan Chase & Co.	106,500	3,805,245
Kemet Corp.*	17,700	106,377
KeyCorp.	384,700	2,977,578
KLA-Tencor Corp.	77,600	3,821,800
Kohl’s Corp.	11,600	527,684
Kronos Worldwide, Inc.(a)	56,600	893,714
Kulicke & Soffa Industries, Inc.*	40,500	361,260
L-3 Communications Holdings, Inc.	9,500	703,095
Laboratory Corp. of America Holdings*(a)	34,200	3,167,262
Lam Research Corp.*	100	3,774
Lexmark International, Inc. (Class A Stock)	46,700	1,241,286
Limited Brands, Inc.	38,300	1,628,899
Lincare Holdings, Inc.(a)	41,800	1,422,036
Lincoln National Corp.	28,200	616,734
Linear Technology Corp.	45,400	1,422,382
Littelfuse, Inc.	14,200	807,838
Lockheed Martin Corp.(a)	80,900	7,044,772
Lorillard, Inc.	64,853	8,557,353
Lumos Networks Corp.	5,950	56,228
Magellan Health Services, Inc.*	8,000	362,640
Manhattan Associates, Inc.*	4,700	214,837
Mantech International Corp. (Class A Stock)	26,300	617,261
Marathon Oil Corp.	8,200	209,674
Marathon Petroleum Corp.	5,900	265,028
Marsh & McLennan Cos., Inc.	63,400	2,043,382
Mattel, Inc.	113,900	3,694,916
Maxim Integrated Products, Inc.	68,500	1,756,340
MAXIMUS, Inc.	17,700	915,975
McCormick & Co., Inc.	36,400	2,207,660
McDonald’s Corp.	7,800	690,534
McGraw-Hill Cos., Inc. (The)	61,900	2,785,500
McKesson Corp.	4,400	412,500
MEDNAX, Inc.*(a)	20,900	1,432,486
Medtronic, Inc.	217,700	8,431,521
Merck & Co., Inc.	116,000	4,843,000
Meredith Corp.(a)	10,500	335,370
Metals USA Holdings Corp.*	9,000	143,190

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
MetLife, Inc.	36,500	$1,126,025
Microchip Technology, Inc.(a)	25,600	846,848
Microsoft Corp.	235,600	7,207,004
Miller Industries, Inc.	5,000	79,650
Momenta Pharmaceuticals, Inc.*	43,100	582,712
Moody’s Corp.	9,800	358,190
Morgan Stanley	126,700	1,848,553
Mosaic Co. (The)	53,700	2,940,612
Murphy Oil Corp.	8,200	412,378
NACCO Industries, Inc. (Class A Stock)	1,300	151,125
Nash Finch Co.	3,100	66,588
National Presto Industries, Inc.(a)	1,900	132,563
National Western Life Insurance Co. (Class A Stock)	300	42,576
Natural Resource Partners LP.	17,300	383,541
NCI, Inc. (Class A Stock)*	2,000	8,100
Netgear, Inc.*	10,100	348,551
NeuStar, Inc. (Class A Stock)*	58,100	1,940,540
NewMarket Corp.	6,000	1,299,600
Newmont Mining Corp.	14,000	679,140
Northern Trust Corp.	44,200	2,034,084
Northrop Grumman Corp.	17,000	1,084,430
Occidental Petroleum Corp.	56,900	4,880,313
Omega Protein Corp.*	18,600	136,896
Oracle Corp.	116,100	3,448,170
PacWest Bancorp	17,300	409,491
Park National Corp.(a)	10,814	754,276
Parker Hannifin Corp.(a)	28,900	2,221,832
Patterson Cos., Inc.	25,800	889,326
Patterson-UTI Energy, Inc.	15,600	227,136
Paychex, Inc.(a)	54,100	1,699,281
PC Connection, Inc.	3,700	39,294
PDL BioPharma, Inc.(a)	127,300	843,999
PepsiCo, Inc.	57,400	4,055,884
PetSmart, Inc.	26,600	1,813,588
Pfizer, Inc.	123,900	2,849,700
Philip Morris International, Inc.	56,300	4,912,738
Phillips 66*	14,750	490,290
Photronics, Inc.*(a)	13,300	81,130
Pitney Bowes, Inc.(a)	22,900	342,813
Plains All American Pipeline LP	12,100	977,801
PNC Financial Services Group, Inc.	70,500	4,308,255
Portfolio Recovery Associates, Inc.*(a)	12,300	1,122,498
Portland General Electric Co.	29,600	789,136
Power-One, Inc.*	40,200	181,704
PPL Corp.	13,000	361,530
Primerica, Inc.	78,600	2,100,978
Primoris Services Corp.	23,800	285,600
Principal Financial Group, Inc.(a)	38,800	1,017,724
ProAssurance Corp.	22,200	1,977,798
Protective Life Corp.	25,500	749,955
PS Business Parks, Inc., REIT	12,600	853,272
PSS World Medical, Inc.*(a)	33,700	707,363
Public Service Enterprise Group, Inc.	24,400	793,000
QLogic Corp.*	75,700	1,036,333
Quest Diagnostics, Inc.	119,500	7,158,050
Raytheon Co.	134,100	7,588,719
Renasant Corp.	11,000	172,810
Rent-A-Center, Inc.	7,300	246,302
Republic Bancorp, Inc. (Class A Stock)	7,200	160,200

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Reynolds American, Inc.	80,600	$3,616,522
RLI Corp.	15,700	1,070,740
Rockwell Collins, Inc.	41,800	2,062,830
Ross Stores, Inc.	13,600	849,592
RPC, Inc.(a)	150,000	1,783,500
Rudolph Technologies, Inc.*	100	872
Sandy Spring Bancorp, Inc.	2,300	41,400
Sauer-Danfoss, Inc.	7,800	272,454
Seaboard Corp.*	248	528,979
Southside Bancshares, Inc.(a)	8,690	195,351
Spirit Airlines, Inc.*(a)	42,500	827,050
St. Jude Medical, Inc.	69,200	2,761,772
StanCorp Financial Group, Inc.	17,000	631,720
Standard Motor Products, Inc.	4,700	66,176
State Street Corp.	65,400	2,919,456
Steel Dynamics, Inc.	11,400	133,950
STERIS Corp.	60,600	1,901,022
Strayer Education, Inc.(a)	16,100	1,755,222
Stryker Corp.	59,400	3,272,940
Sunoco Logistics Partners LP	17,600	638,352
Superior Industries International, Inc.	7,600	124,412
Symetra Financial Corp.	182,900	2,308,198
SYNNEX Corp.*(a)	10,000	344,900
Syntel, Inc.	8,500	515,950
T. Rowe Price Group, Inc.	25,100	1,580,296
TAL International Group, Inc.	5,100	170,799
Tech Data Corp.*	6,400	308,288
Teledyne Technologies, Inc.*	6,700	413,055
Telenav, Inc.*	6,100	37,393
Terra Nitrogen Co. LP	11,100	2,350,980
Tessco Technologies, Inc.	10,300	227,115
Total System Services, Inc.	15,100	361,343
TrustCo Bank Corp.	30,900	168,714
Trustmark Corp.	20,600	504,288
Tupperware Brands Corp.	20,100	1,100,676
Tutor Perini Corp.*	8,000	101,360
Twin Disc, Inc.	6,200	114,638
UGI Corp.	14,600	429,678
Ultra Clean Holdings*	13,400	86,162
Union Pacific Corp.	24,600	2,935,026
Unisys Corp.*(a)	15,600	304,980
United Online, Inc.	14,800	62,456
United Parcel Service, Inc. (Class B Stock)	20,100	1,583,076
United Technologies Corp.	45,800	3,459,274
United Therapeutics Corp.*(a)	43,700	2,157,906
UnitedHealth Group, Inc.	89,000	5,206,500
Universal Corp.(a)	4,800	222,384
Universal Health Services, Inc. (Class B Stock)	14,100	608,556
Universal Insurance Holdings, Inc.	5,600	19,096
Univest Corp. of Pennsylvania	3,900	64,467
Unum Group	34,500	659,985
US Physical Therapy, Inc.	5,700	144,951
USA Mobility, Inc.	21,800	280,348
USANA Health Sciences, Inc.*(a)	4,400	180,928
VAALCO Energy, Inc.*	29,300	252,859
Valero Energy Corp.	19,300	466,095
ValueClick, Inc.*	20,500	335,995
Vector Group Ltd.	100	1,702
Vectren Corp.	10,500	309,960

	Shares	Value (Note 2)

COMMON STOCKS (continued)
United States (continued)
Viacom, Inc. (Class B Stock)	51,800	$2,435,636
Vishay Intertechnology, Inc.*(a)	19,700	185,771
Vonage Holdings Corp.*	68,000	136,680
Waddell & Reed Financial, Inc. (Class A Stock)(a)	60,900	1,844,052
Walgreen Co.	150,900	4,463,622
Wal-Mart Stores, Inc.	37,200	2,593,584
Weis Markets, Inc.	4,700	209,244
WellCare Health Plans, Inc.*	5,200	275,600
WellPoint, Inc.	13,300	848,407
Wells Fargo & Co.	108,700	3,634,928
Westamerica Bancorporation(a)	19,900	939,081
Western Digital Corp.*	45,200	1,377,696
Western Refining, Inc.	13,100	291,737
World Acceptance Corp.*	5,900	388,220
Xilinx, Inc.	49,500	1,661,715
Zebra Technologies Corp. (Class A Stock)*	29,500	1,013,620
Zions Bancorporation	21,400	415,588

		526,778,608

TOTAL COMMON STOCKS (cost $1,243,988,054)		1,215,247,833

EXCHANGE TRADED FUNDS — 9.5%
iShares Dow Jones US Real Estate Index Fund(a)	830,121	53,102,840
iShares Gold Trust*(a)	5,688,114	88,507,054
iShares iBoxx Investment Grade Corporate Bond Fund	370,858	43,635,152
iShares S&P 500 Index Fund(a)	611,863	83,672,265
Nomura Voltage Mid-Term Source ETF*	173,597	14,668,079

TOTAL EXCHANGE TRADED FUNDS (cost $273,826,445)		283,585,390

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
AES Tiete SA (PRFC)	100,100	1,425,372
Banco do Estado do Rio Grande do Sul (PRFC B)	36,800	260,174
Bradespar SA (PRFC)	15,600	255,068
Cia de Transmissao de Energia Eletrica Paulista (PRFC)	22,800	727,647
Cia Energetica do Ceara (PRFC A)	3,700	70,537
Marcopolo SA, (PRFC)	51,600	228,648
Vale SA (PRFC)	35,800	698,458

		3,665,904

Germany — 0.1%
Fuchs Petrolub AG (PRFC)	4,304	236,312
Volkswagen AG (PRFC)	5,706	903,992

		1,140,304

United States
Hartford Financial Services Group, Inc., (PRFC)	31,000	838,240

TOTAL PREFERRED STOCKS (cost $6,313,718)		5,644,448

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Units	Value (Note 2)

RIGHTS*
Spain
Sacyr Vallehermoso SA, expiring 07/10/12(a) (cost $0)	46,590	$4,127
UNAFFILIATED MUTUAL FUNDS — 8.6%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	1,878,987	81,829,868
Heartland Value Plus Fund (Institutional Shares)	2,286,556	66,378,719
MFS Emerging Markets Debt Fund (Institutional Shares)*	2,516,178	38,170,416
PIMCO Emerging Markets Bond Fund United States (Institutional Shares)*	4,759,887	55,833,471
T. Rowe Price Institutional High Yield Fund (Institutional Shares)*	1,544,296	14,578,150

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $244,015,772)		256,790,624

Interest Rate	Maturity Date	Moody’s Ratings†		Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Bumper 2 SA (United Kingdom),
Series 2012-5, Class A1
1.580%(c)	06/20/22	AAA	(d)	EUR	900	1,148,829
Business Mortgage Finance PLC (United Kingdom),
Series 1, Class M
3.810%(c)	07/20/36	Aa2		GBP	280	418,178
Lambda Finance BV (Netherlands),
Series 2005-1A, Class A3
0.700%(c)	11/15/29	Aaa			$319	317,431
Series 2005-1X, Class A2
0.930%(c)	11/15/29	Aaa		EUR	307	386,952
Series 2007-1A, Class A3, 144A
0.620%(c)	09/20/31	Aaa			1,792	1,468,503
Series 2007-1X, Class A3
0.620%(c)	09/20/31	Aaa			521	507,382
Quality Parking BV (Netherlands),
Series 2007-1, Class A
0.970%(c)	10/05/16	AAA	(d)	EUR	3,500	4,170,324
Stichting DFM Vehicle Loans Securitisation 2005 (Netherlands),
Series 2005-1, Class B1
0.573%(c)	08/18/18	Aaa		EUR	1,375	1,732,352
Turbo Finance (United Kingdom),
Series 2012-1, Class A
2.030%(c)	02/20/19	Aaa		GBP	685	1,081,570

TOTAL ASSET-BACKED SECURITIES (cost $12,252,496)						11,231,521

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
DECO Series (Ireland),
Series 2007-E6X, Class A3
0.934%(c)	04/27/18	A+	(d)	EUR	3,356	3,455,853
Series 2012-MHLX, Class A
3.280%(c)	07/28/21	AAA	(d)	GBP	2,000	3,040,986

Interest Rate	Maturity Date		Moody’s Ratings†		Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Gosforth Funding PLC (United Kingdom),
Series 2012-1, Class A
2.208%(s)	12/19/47		Aaa		GBP	2,128	$3,332,759
Opera Finance PLC (Ireland),
Series GER3, Class B
0.961%(c)	01/25/22		A+	(d)	EUR	1,500	1,490,129
Quokka Finance PLC (Ireland),
Series 2006-1, Class A
0.871%(c)	09/01/16		Aa1		EUR	2,918	3,249,604
Real Estate Capital PLC (United Kingdom),
Series 3, Class A
1.220%(c)	07/15/16		AA-	(d)	GBP	2,289	3,316,040
Windermere CMBS PLC (Luxembourg),
Series IX-X, Class A1
0.860%(c)	08/22/16		Aa2		EUR	2,448	2,927,360

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $22,611,265)							20,812,731

CORPORATE BONDS — 22.8%
Australia — 0.2%
FMG Resources August 2006 Pty Ltd., Gtd. Notes, 144A
6.380%	02/01/16	(a)	B1			$530	536,625
7.000%	11/01/15	(a)	B1			600	612,000
8.250%	11/01/19	(a)	B1			720	763,200
Rio Tinto Finance USA Ltd., Gtd. Notes
7.130%	07/15/28		A3			825	1,139,018
9.000%	05/01/19		A3			595	813,529
Rio Tinto Finance USA PLC, Gtd. Notes
3.500%	03/22/22	(a)	A3			1,385	1,459,674
Westpac Banking Corp., Sr. Unsec’d. Notes
2.250%	11/19/12		Aa2			1,070	1,077,132

							6,401,178

Austria
PE Paper Escrow GmbH,
Sr. Sec’d. Notes, 144A
12.000%	08/01/14		Ba2			210	224,175
Sappi Papier Holding GmbH,
Sr. Sec’d. Notes, 144A
6.630%	04/15/21	(a)	Ba2			1,100	1,039,500

							1,263,675

Bermuda — 0.2%
Digicel Group Ltd.,
Sr. Unsec’d. Notes, 144A
10.500%	04/15/18	(a)	Caa1			650	679,250
Digicel Ltd.,
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17	(a)	B1			735	747,862
Weatherford International Ltd.,
Gtd. Notes
5.950%	04/15/42		Baa2			1,885	1,982,839
7.000%	03/15/38		Baa2			960	1,096,320

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date		Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Bermuda (continued)
					$4,506,271

Brazil — 0.1%
Banco Bradesco SA,
Sub. Notes, 144A
5.750%	03/01/22		Baa1	$1,090	1,103,625
OGX Austria GmbH,
Gtd. Notes, 144A
8.380%	04/01/22		B1	665	573,562

					1,677,187

Canada — 2.2%
Agrium, Inc.,
Sr. Unsec’d. Notes
6.130%	01/15/41		Baa2	2,035	2,492,804
6.750%	01/15/19	(a)	Baa2	415	508,841
Air Canada,
Sr. Sec’d. Notes, 144A
9.250%	08/01/15	(a)	B1	730	713,575
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/18	(a)	Aaa	5,515	5,674,372
Bank of Nova Scotia,
Covered Bonds, 144A
1.050%	03/20/15		Aaa	7,425	7,473,604
2.150%	08/03/16	(a)	Aaa	4,625	4,806,661
Sr. Unsec’d. Notes
2.550%	01/12/17	(a)	Aa1	2,060	2,140,328
Barrick Gold Corp.,
Sr. Unsec’d. Notes
1.750%	05/30/14		Baa1	1,050	1,062,892
5.250%	04/01/42		Baa1	1,660	1,778,355
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	03/15/20	(a)	Ba2	1,025	1,140,312
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.600%	07/02/15	(a)	Aaa	3,045	3,202,545
2.750%	01/27/16		Aaa	3,280	3,481,156
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
3.450%	11/15/21	(a)	Baa1	3,590	3,720,909
Fairfax Financial Holdings Ltd.,
Sr. Unsec’d. Notes, 144A
5.800%	05/15/21		Baa3	2,395	2,344,564
National Bank of Canada,
Covered Bonds, 144A
2.200%	10/19/16		Aaa	9,825	10,053,431
Precision Drilling Corp.,
Gtd. Notes
6.630%	11/15/20	(a)	Ba2	145	149,350
Province of Ontario,
Sr. Unsec’d. Notes
2.450%	06/29/22		Aa2	1,375	1,357,181
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.850%	06/01/39		Baa2	1,445	1,808,287
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	02/01/38		Baa2	250	270,256

Interest Rate	Maturity Date		Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Telesat Canada / Telesat LLC,
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17	(a)	B3	$1,220	$1,241,350
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17		Aaa	7,515	7,579,659
Total Capital Canada Ltd.,
Gtd. Notes
1.630%	01/28/14	(a)	Aa1	1,145	1,162,951
Videotron Ltee,
Gtd. Notes, 144A
5.000%	07/15/22		Ba1	495	502,425

					64,665,808

Cayman Islands — 0.3%
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
5.130%	06/26/22		Baa3	1,210	1,198,263
Offshore Group Investments Ltd.,
Sr. Sec’d. Notes
11.500%	08/01/15		B3	915	992,775
Sr. Sec’d. Notes, 144A
11.500%	08/01/15		B3	365	396,025
Sable International Finance Ltd.,
Sr. Sec’d. Notes, 144A
8.750%	02/01/20	(a)	Ba2	720	770,400
Seagate HDD Cayman,
Gtd. Notes
7.000%	11/01/21	(a)	Ba1	350	377,125
7.750%	12/15/18		Ba1	785	868,406
Vale Overseas Ltd.,
Gtd. Notes
4.380%	01/11/22		Baa2	2,095	2,133,387
6.880%	11/10/39	(a)	Baa2	1,280	1,495,523
XLIT Ltd.,
Gtd. Notes
5.750%	10/01/21		Baa2	1,170	1,294,379

					9,526,283

Curacao
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
2.400%	11/10/16		A3	1,060	1,095,199

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.880%	04/14/16	(a)	A2	2,355	2,317,798

France — 0.2%
BNP Paribas SA,
Bank Gtd. Notes
3.250%	03/11/15	(a)	Aa3	1,320	1,330,992
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
6.500%	01/26/19		Aa3	1,230	1,447,688
Total Capital SA,
Gtd. Notes
2.300%	03/15/16		Aa1	1,170	1,214,597

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Vivendi SA,
Sr. Unsec’d. Notes, 144A
4.750%	04/12/22(a)	Baa2	$1,435	$1,416,154

				5,409,431

Germany — 0.1%
KRW,
Gov’t. Gtd. Notes, MTN
2.750%	09/08/20	Aaa	3,035	3,177,002

Ireland — 0.2%
Ardagh Packaging Finance PLC,
Gtd. Notes, 144A
9.130%	10/15/20(a)	B3	1,000	1,060,000
Nara Cable Funding Ltd.,
Sr. Sec’d. Notes, 144A
8.880%	12/01/18(a)	B1	615	528,900
Willis Group Holdings PLC,
Gtd. Notes
5.750%	03/15/21	Baa3	1,915	2,086,967
XL Group PLC,
Sr. Unsec’d. Notes
5.250%	09/15/14	Baa2	545	574,086

				4,249,953

Liberia
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
11.880%	07/15/15(a)	Ba2	745	901,450

Luxembourg — 0.3%
Codere Finance Luxembourg SA,
Sr. Sec’d. Notes, 144A
9.250%	02/15/19	B3	780	546,000
Intelsat Luxembourg SA,
Gtd. Notes
11.250%	02/04/17	Caa3	945	973,350
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	495	511,088
Gtd. Notes, PIK, 144A
11.500%	02/04/17	Caa3	470	485,275
Telecom Italia Capital SA,
Gtd. Notes
6.180%	06/18/14	Baa2	925	931,938
7.000%	06/04/18	Baa2	2,050	2,039,750
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	Ba3	1,200	1,050,000
Wind Acquisition Holdings Finance SA,
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	Caa1	1,126	771,482

				7,308,883

Mexico — 0.3%
America Movil SAB de CV,
Gtd. Notes
2.380%	09/08/16(a)	A2	3,195	3,277,754
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, 144A
4.880%	05/26/21	Baa1	1,600	1,728,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Mexico (continued)
Desarrolladora Homex SAB de CV,
Gtd. Notes
7.500%	09/28/15	Ba3	$715	$725,725
Gtd. Notes, 144A
9.750%	03/25/20	Ba3	410	430,500
Petroleos Mexicanos,
Gtd. Notes, 144A
4.880%	01/24/22(a)	Baa1	3,050	3,294,000

				9,455,979

Netherlands — 0.7%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes
3.880%	02/08/22	Aa2	675	686,632
Sr. Unsec’d. Notes, 144A
4.200%	05/13/14	Aaa	675	705,240
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30	Baa1	2,065	2,866,288
ING Bank NV,
Sr. Unsec’d. Notes, 144A
4.000%	03/15/16	Aa3	1,690	1,701,489
LyondellBasell Industries NV,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/19	Ba2	68	2,738,360
6.000%	11/15/21	Ba2	600	658,500
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, 144A
1.380%	05/16/14(a)	Aaa	8,600	8,651,643
Shell International Finance BV,
Gtd. Notes
5.500%	03/25/40	Aa1	1,450	1,882,899
UPC Holding BV,
Sec’d. Notes, 144A
9.880%	04/15/18	B2	1,000	1,095,000

				20,986,051

Norway — 0.1%
Eksportfinans ASA,
Sr. Unsec’d. Notes
2.380%	05/25/16	Ba1	90	79,998
3.000%	11/17/14	Ba1	2,488	2,357,221

				2,437,219

Supra National Bank — 0.2%
European Investment Bank,
Sr. Unsec’d. Notes
4.880%	02/15/36	Aaa	3,810	4,420,328
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.750%	10/19/12	Aaa	1,100	1,112,692
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, MTN
5.500%	11/25/13	Aaa	900	962,849

				6,495,869

Sweden — 0.1%
Eileme 2 AB,
Gtd. Notes, 144A
11.630%	01/31/20(a)	B3	285	292,838

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Sweden (continued)
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
2.500%	11/13/12	Aa2	$2,225	$2,239,240

				2,532,078

Switzerland — 0.3%
Credit Suisse AG,
Covered Bonds, 144A
1.630%	03/06/15(a)	Aaa	2,470	2,478,719
Credit Suisse NY,
Sr. Unsec’d. Notes
5.300%	08/13/19(a)	Aa1	2,800	3,150,143
UBS AG,
Covered Bonds, 144A
2.250%	03/30/17	Aaa	4,200	4,212,911

				9,841,773

United Kingdom — 0.7%
Barclays Bank PLC,
Sub. Notes, 144A
6.050%	12/04/17	Baa1	2,985	3,016,172
BAT International Finance PLC,
Gtd. Notes, 144A
9.500%	11/15/18	Baa1	295	401,622
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21	Baa1	575	626,312
HSBC Bank PLC,
Sr. Notes, 144A
3.500%	06/28/15	Aa2	875	915,016
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22(a)	Aa3	1,745	1,812,005
4.880%	01/14/22(a)	Aa2	3,885	4,294,572
Ineos Finance PLC,
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	B1	295	297,212
Lloyds TSB Bank PLC,
Bank Gtd. Notes
6.380%	01/21/21(a)	A1	1,500	1,699,920
Royal Bank of Scotland PLC (The),
Gtd. Notes
5.630%	08/24/20	A2	1,500	1,591,780
UBM PLC,
Notes, 144A
5.750%	11/03/20	Baa3	1,405	1,446,056
Vodafone Group PLC,
Sr. Unsec’d. Notes
5.630%	02/27/17	A3	880	1,029,695
5.750%	03/15/16	A3	725	836,137
WPP Finance UK,
Gtd. Notes
8.000%	09/15/14	Baa3	2,570	2,898,384

				20,864,883

United States — 16.5%
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19(a)	Caa1	500	542,500

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42	Baa1	$465	$472,822
Allbritton Communications Co.,
Sr. Unsec’d. Notes
8.000%	05/15/18(a)	B2	770	804,650
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
5.750%	10/15/19	Baa3	1,410	1,517,339
Alliance One International, Inc.,
Sr. Unsec’d. Notes
10.000%	07/15/16	B2	1,160	1,162,900
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.200%	01/15/42	A3	930	1,044,488
Ally Financial, Inc.,
Gtd. Notes
4.500%	02/11/14	B1	370	375,087
7.500%	09/15/20(a)	B1	2,000	2,247,500
Altria Group, Inc.,
Gtd. Notes
10.200%	02/06/39	Baa1	2,760	4,489,761
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19(a)	B1	350	370,125
American Express Bank FSB,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	3,705	4,375,538
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17(a)	A2	1,500	1,771,473
American International Group, Inc.,
Sr. Unsec’d. Notes
5.600%	10/18/16	Baa1	3,275	3,561,160
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
6.750%	05/20/20(a)	Ba2	210	214,200
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21(a)	B3	860	920,200
Gtd. Notes, 144A
7.500%	04/15/21	B3	100	107,000
Amgen, Inc.,
Unsec’d. Notes
4.500%	03/15/20	Baa1	1,945	2,139,846
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.380%	11/15/14(a)	Baa1	420	463,016
7.750%	01/15/19(a)	Baa1	430	567,924
8.000%	11/15/39	Baa1	990	1,556,549
Apache Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/43	A3	1,425	1,582,852
Ashtead Capital, Inc.,
Gtd. Notes, 144A
6.500%	07/15/22	B2	185	185,000
AT&T, Inc.,
Sr. Unsec’d. Notes
6.550%	02/15/39	A2	2,910	3,745,228

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19	Baa1	$435	$581,913
Audatex North America, Inc.,
Gtd. Notes, 144A
6.750%	06/15/18	Ba2	400	421,000
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	575	475,812
Gtd. Notes, PIK
10.130%	11/01/15(a)	Caa2	495	410,850
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%	01/15/19(a)	B2	500	536,250
9.630%	03/15/18(a)	B2	500	547,500
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19	B1	250	257,500
Ball Corp.,
Gtd. Notes
5.000%	03/15/22(a)	Ba1	715	743,600
Bank of America Corp.,
Sr. Unsec’d. Notes
3.880%	03/22/17(a)	Baa2	1,950	1,986,459
5.880%	02/07/42	Baa2	1,135	1,243,256
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18(a)	Baa1	6,750	7,217,728
Bank of America NA,
Sub. Notes
6.100%	06/15/17	A3	1,400	1,496,925
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	Aa2	2,700	2,871,118
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	02/15/19	B3	230	220,800
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.400%	05/15/42	Aa2	985	1,010,322
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
0.900%(c)	02/11/13	Aa2	2,300	2,308,565
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.380%	09/15/22	B1	875	903,437
Bon-Ton Department Stores, Inc. (The),
Gtd. Notes
10.250%	03/15/14	Caa1	195	164,775
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.700%	11/15/18	Baa2	720	752,326
Boyd Gaming Corp.,
Gtd. Notes
9.130%	12/01/18(a)	B3	1,295	1,333,850
Gtd. Notes, 144A
9.000%	07/01/20(a)	B3	465	466,162
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42	A3	2,935	2,955,530

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Calfrac Holdings LP,
Gtd. Notes, 144A
7.500%	12/01/20(a)	B2	$1,170	$1,117,350
Camden Property Trust,
Sr. Unsec’d. Notes, REIT
5.000%	06/15/15	Baa1	1,310	1,411,909
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17(a)	B3	1,185	1,226,475
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.900%	06/15/17	Baa2	410	413,070
CareFusion Corp.,
Sr. Unsec’d. Notes
5.130%	08/01/14	Baa3	1,445	1,548,212
Case New Holland, Inc.,
Gtd. Notes
7.750%	09/01/13	Ba2	100	106,250
7.880%	12/01/17(a)	Ba2	1,000	1,155,000
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
6.130%	02/17/14	A2	4,515	4,902,969
Sr. Unsec’d. Notes, MTN
1.100%	05/29/15	A2	930	935,204
1.380%	05/20/14	A2	1,750	1,771,437
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.000%	01/15/19	B1	490	529,200
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	Caa1	480	511,200
Sr. Sec’d. Notes
8.000%	12/15/18	B2	845	916,825
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
5.550%	02/01/14(a)	A2	2,225	2,381,934
8.500%	11/15/18	A2	500	684,192
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.450%	06/15/21	Baa3	1,835	1,909,457
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.630%	11/15/17(a)	B3	1,025	1,104,437
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.880%	07/15/19	B1	1,445	1,491,962
Chaparral Energy, Inc.,
Gtd. Notes
9.880%	10/01/20	Caa1	820	911,225
Chesapeake Energy Corp.,
Gtd. Notes
6.130%	02/15/21(a)	Ba3	510	493,425
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
6.130%	07/15/22	Ba3	240	235,200
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.630%	11/15/19(a)	Ba3	1,600	1,440,000

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19(a)	B2	$245	$251,737
8.250%	06/15/21(a)	B2	245	251,737
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19	B3	770	820,050
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	A1	1,700	1,962,740
5.500%	01/15/40	A1	2,900	3,590,011
CIT Group, Inc.,
Gtd. Notes, 144A
7.000%	05/02/16(a)	B2	750	751,875
7.000%	05/02/17	B2	791	792,339
Sr. Unsec’d. Notes
5.250%	03/15/18(a)	B1	930	960,225
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19(a)	B1	610	626,775
6.630%	04/01/18(a)	B2	185	199,337
Citigroup Capital XXI,
Gtd. Notes
8.300%(c)	12/21/77	Ba1	265	265,662
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.950%	06/15/16	A3	9,100	9,324,388
5.380%	08/09/20(a)	A3	2,175	2,350,296
CNA Financial Corp.,
Sr. Unsec’d. Notes
7.350%	11/15/19	Baa3	1,520	1,798,187
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%	09/01/16	Aa3	1,235	1,268,440
Coca-Cola Enterprises, Inc.,
Sr. Unsec’d. Notes
1.130%	11/12/13(a)	A3	6,535	6,562,094
Concho Resources, Inc.,
Gtd. Notes
5.500%	10/01/22	B1	750	742,500
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	06/15/20	A3	2,540	2,926,456
Consumers Energy Co.,
First Mortgage
6.700%	09/15/19	A3	245	314,967
Continental Resources, Inc.,
Gtd. Notes, 144A
5.000%	09/15/22(a)	Ba2	600	609,000
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.880%	02/15/18	B2	1,105	1,167,156
CSX Corp.,
Sr. Unsec’d. Notes
4.750%	05/30/42	Baa3	170	175,279
6.150%	05/01/37	Baa3	940	1,153,114
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	06/01/17	Baa2	185	218,483
6.130%	09/15/39	Baa2	1,115	1,385,902

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
6.000%	10/01/15	Baa2	$705	$774,263
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.500%	02/15/19	B2	265	281,562
Dave & Buster’s, Inc.,
Gtd. Notes
11.000%	06/01/18	Caa1	1,250	1,362,500
Denbury Resources, Inc.,
Gtd. Notes
6.380%	08/15/21	B1	1,390	1,445,600
Digital Realty Trust LP,
Gtd. Notes, REIT
5.250%	03/15/21	Baa2	1,305	1,389,187
5.880%	02/01/20	Baa2	2,920	3,216,433
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17	Baa2	2,500	2,516,462
5.150%	03/15/42	Baa2	1,475	1,484,512
6.380%	03/01/41	Baa2	845	967,473
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21(a)	Ba2	1,705	1,841,400
Gtd. Notes, 144A
4.630%	07/15/17	Ba2	635	635,794
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	B3	270	222,750
9.750%	10/15/17	Caa1	180	128,700
10.880%	11/15/14	B3	500	516,250
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20(a)	Baa3	270	292,914
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	2,480	2,535,197
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20	A1	1,800	2,058,604
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19(a)	Baa2	1,925	2,244,939
DuPont Fabros Technology LP,
Gtd. Notes, REIT
8.500%	12/15/17	Ba1	1,020	1,122,000
Dyncorp International, Inc.,
Gtd. Notes
10.380%	07/01/17(a)	B2	475	406,125
Edgen Murray Corp.,
Sr. Sec’d. Notes
12.250%	01/15/15	Caa3	345	343,275
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
6.500%	04/01/20	Ba1	1,740	2,019,404
Embarq Corp.,
Sr. Unsec’d. Notes
8.000%	06/01/36	Baa3	1,110	1,159,500

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Endo Health Solutions, Inc.,
Gtd. Notes
7.000%	07/15/19	Ba3	$145	$157,687
Energy Transfer Equity LP,
Sr. Sec’d. Notes
7.500%	10/15/20(a)	Ba2	400	439,000
Enterprise Products Operating LLC,
Gtd. Notes
6.450%	09/01/40	Baa3	835	994,361
6.650%	04/15/18	Baa3	2,000	2,400,818
Entravision Communications Corp.,
Sr. Sec’d. Notes
8.750%	08/01/17(a)	B1	746	790,760
Equinix, Inc.,
Sr. Unsec’d. Notes
8.130%	03/01/18	Ba2	595	658,962
ERP Operating LP,
Sr. Unsec’d. Notes
4.630%	12/15/21	Baa1	2,600	2,824,050
Fidelity National Information Services, Inc.,
Gtd. Notes, 144A
5.000%	03/15/22(a)	Ba2	1,455	1,480,462
First Data Corp.,
Gtd. Notes
9.880%	09/24/15(a)	Caa1	1,295	1,311,187
12.630%	01/15/21	Caa1	480	480,600
Sr. Sec’d. Notes, 144A
7.380%	06/15/19	B1	760	775,200
Florida Power Corp.,
First Mortgage
6.400%	06/15/38(a)	A2	1,720	2,345,791
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Baa3	1,000	1,252,500
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17	Baa3	2,185	2,172,963
4.250%	02/03/17(a)	Baa3	410	429,773
5.000%	05/15/18	Ba1	600	637,129
6.630%	08/15/17	Ba1	4,385	4,987,823
7.000%	04/15/15	Ba1	500	555,689
8.130%	01/15/20	Ba1	1,000	1,221,418
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17(a)	Baa3	735	724,671
3.550%	03/01/22	Baa3	2,315	2,277,678
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
6.500%	09/15/18(a)	Ba2	690	750,375
Frontier Communications Corp.,
Sr. Unsec’d. Notes
8.250%	04/15/17(a)	Ba2	1,070	1,150,250
9.000%	08/15/31	Ba2	730	697,150
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.880%	01/14/38(a)	Aa2	1,835	2,106,587
6.000%	08/07/19	Aa2	6,995	8,184,682

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
GenOn Americas Generation LLC,
Sr. Unsec’d. Notes
8.500%	10/01/21	B3	$100	$90,000
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.500%	10/15/18(a)	B3	1,000	988,750
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42(a)	A3	1,195	1,244,787
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21	Baa1	1,500	1,666,900
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.380%	03/15/20	A1	3,965	4,081,662
5.750%	01/24/22	A3	9,610	10,144,354
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.250%	08/15/20	B1	815	862,881
GXS Worldwide, Inc.,
Sr. Sec’d. Notes
9.750%	06/15/15	B2	1,160	1,157,100
Halcon Resources Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	07/15/20	B3	370	364,990
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.130%	04/15/22(a)	Baa3	2,105	2,167,636
5.500%	03/30/20	Baa3	2,245	2,343,903
6.630%	03/30/40	Baa3	815	842,114
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21(a)	B3	2,000	2,145,000
HCA, Inc.,
Sr. Sec’d. Notes
5.880%	03/15/22(a)	Ba3	1,295	1,353,275
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
4.130%	04/01/19	Baa2	1,425	1,447,449
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	Baa2	2,325	2,467,206
6.000%	01/15/40(a)	Baa2	535	593,316
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.750%	06/02/14	A2	4,600	4,863,525
HJ Heinz Co.,
Sr. Unsec’d. Notes
1.500%	03/01/17	Baa2	1,740	1,736,019
2.850%	03/01/22	Baa2	1,435	1,438,532
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/01/41	A3	895	1,164,438
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/13	A2	5,480	5,615,542
Hornbeck Offshore Services, Inc.,
Gtd. Notes, 144A
5.880%	04/01/20(a)	Ba3	1,200	1,191,000

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
6.000%	10/01/21	Ba1	$550	$603,625
Humana, Inc.,
Sr. Unsec’d. Notes
7.200%	06/15/18	Baa3	580	696,980
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18(a)	Ba3	1,560	1,657,500
Inergy LP/Inergy Finance Corp.,
Gtd. Notes
6.880%	08/01/21(a)	Ba3	415	415,000
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.250%	02/06/17	Aa3	2,500	2,506,558
7.630%	10/15/18	Aa3	4,915	6,548,166
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.250%	12/15/20(a)	B1	410	469,521
8.630%	09/15/15(a)	B1	400	442,000
8.880%	09/01/17(a)	B1	1,000	1,127,500
International Paper Co.,
Sr. Unsec’d. Notes
9.380%	05/15/19	Baa3	825	1,107,534
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.630%	12/15/20	Ba1	370	391,275
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.950%	03/09/15	A2	2,740	2,893,199
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.400%	07/22/20(a)	Aa3	6,100	6,433,853
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	2,085	2,334,412
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes
7.000%	11/01/39(a)	A2	2,835	2,835,000
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.630%	02/15/15	Baa2	1,555	1,710,876
9.000%	02/01/19(a)	Baa2	900	1,162,598
Kraft Foods Group, Inc.,
Gtd. Notes, 144A
3.500%	06/06/22	Baa2	1,640	1,682,906
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.380%	02/10/20	Baa2	340	402,341
6.880%	02/01/38(a)	Baa2	2,570	3,361,069
6.880%	01/26/39	Baa2	1,300	1,689,072
Kroger Co. (The),
Gtd. Notes
5.000%	04/15/13	Baa2	800	824,299
Lamar Media Corp.,
Gtd. Notes, 144A
5.880%	02/01/22(a)	B1	375	384,375

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Landry’s, Inc.,
Sr. Notes, 144A
9.380%	05/01/20	Caa1	$565	$574,181
Lawson Software, Inc.,
Unsec’d. Notes, 144A
9.380%	04/01/19(a)	Caa1	885	944,738
Level 3 Financing, Inc.,
Gtd. Notes
8.750%	02/15/17	B3	1,000	1,040,000
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.630%	05/15/20	B2	340	361,250
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	Baa2	1,015	1,021,479
6.500%	05/01/42	Baa2	1,005	1,017,257
Limited Brands, Inc.,
Gtd. Notes
5.630%	02/15/22(a)	Ba1	240	247,200
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21	Baa2	1,850	1,937,666
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	B2	500	522,500
8.630%	04/15/20	B2	320	344,800
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21(a)	Baa1	1,445	1,493,565
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.800%	11/15/21(a)	A3	780	844,301
Ltd. Brands, Inc.,
Gtd. Notes
6.630%	04/01/21(a)	Ba1	1,200	1,311,000
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.130%	01/15/42	Baa3	2,075	2,184,367
6.380%	03/15/37	Ba1	540	637,978
6.700%	07/15/34	Ba1	275	330,471
McKesson Corp.,
Sr. Unsec’d. Notes
7.500%	02/15/19	Baa2	305	392,232
Mead Products LLC/ACCO Brands Corp.,
Gtd. Notes, 144A
6.750%	04/30/20	B1	1,205	1,271,275
Meritage Homes Corp.,
Gtd. Notes, 144A
7.000%	04/01/22	B1	470	484,100
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66(a)	Baa2	5,005	4,906,281
MGM Resorts International,
Gtd. Notes
6.630%	07/15/15(a)	B3	1,420	1,462,600
6.880%	04/01/16	B3	615	618,075
7.750%	03/15/22(a)	B3	375	387,188

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Microsoft Corp.,
Sr. Unsec’d. Notes
2.500%	02/08/16(a)	Aaa	$3,400	$3,601,620
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	900	1,067,548
6.500%	09/15/37	Baa1	2,970	3,909,940
Molson Coors Brewing Co.,
Gtd. Notes
5.000%	05/01/42	Baa2	765	826,485
Momentive Performance Materials, Inc.,
Sec’d. Notes
9.000%	01/15/21(a)	Caa1	400	303,000
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20	A2	2,190	2,144,930
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	Baa1	1,695	1,771,244
4.880%	11/15/41	Baa1	270	286,988
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
3.750%	05/15/22(a)	Baa2	3,610	3,560,074
Nabors Industries, Inc.,
Gtd. Notes
6.150%	02/15/18	Baa2	2,805	3,218,900
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
4.380%	04/01/21	Baa2	3,050	3,355,384
5.150%	04/30/20	Baa2	1,740	1,997,644
NBTY, Inc.,
Gtd. Notes
9.000%	10/01/18	B3	1,295	1,430,975
Newmont Mining Corp.,
Gtd. Notes
4.880%	03/15/42	Baa1	1,380	1,345,637
6.250%	10/01/39	Baa1	570	648,704
News America, Inc.,
Gtd. Notes
6.650%	11/15/37	Baa1	1,790	2,089,485
NII Capital Corp.,
Gtd. Notes
7.630%	04/01/21	B2	400	343,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
Gtd. Notes
8.880%	03/15/18	B2	1,000	975,000
NiSource Finance Corp.,
Gtd. Notes
6.130%	03/01/22	Baa3	540	633,493
6.800%	01/15/19	Baa3	1,000	1,198,824
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21	Baa2	3,000	3,154,635
6.000%	03/01/41(a)	Baa2	1,260	1,438,691
Nordstrom, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/14	Baa1	275	304,902
7.000%	01/15/38(a)	Baa1	1,535	2,135,385

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.900%	06/15/19	Baa1	$745	$909,799
NRG Energy, Inc.,
Gtd. Notes
7.630%	01/15/18	B1	1,070	1,107,450
8.250%	09/01/20(a)	B1	1,050	1,086,750
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.750%	02/15/17	A2	2,265	2,303,220
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	Baa2	1,160	1,381,849
8.630%	03/01/19	Baa2	570	739,700
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.250%	03/01/39(a)	A3	2,170	2,855,232
Packaging Corp. Of America,
Sr. Unsec’d. Notes
3.900%	06/15/22	Baa3	675	677,189
PAETEC Holding Corp.,
Gtd. Notes
9.880%	12/01/18	CCC+(d)	630	704,025
Sr. Sec’d. Notes
8.880%	06/30/17	BB-(d)	230	247,825
Parker Drilling Co.,
Gtd. Notes
9.130%	04/01/18	B1	925	978,188
PDC Energy, Inc.,
Sr. Unsec’d. Notes
12.000%	02/15/18	B3	655	700,850
Pfizer, Inc.,
Sr. Unsec’d. Notes
5.350%	03/15/15	A1	2,995	3,348,620
7.200%	03/15/39	A1	1,110	1,685,241
Pharmaceutical Product Development, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3	1,100	1,203,125
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
6.380%	05/16/38	A2	1,525	2,040,105
Pinnacle Entertainment, Inc.,
Gtd. Notes
7.750%	04/01/22(a)	B3	360	384,750
8.750%	05/15/20	Caa1	1,095	1,199,025
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	735	736,778
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.150%	06/01/42(a)	Baa2	1,040	1,098,998
Plains Exploration & Production Co.,
Gtd. Notes
6.130%	06/15/19(a)	B1	410	412,050
6.630%	05/01/21	B1	1,020	1,030,200
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22(a)	A3	1,470	1,499,112

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Polymer Group, Inc.,
Sr. Sec’d. Notes
7.750%	02/01/19	B1	$515	$543,969
Public Service Co. of Colorado,
First Mortgage
4.750%	08/15/41(a)	A2	1,465	1,692,585
Quest Diagnostics, Inc.,
Gtd. Notes
4.700%	04/01/21	Baa2	1,310	1,458,709
Quicksilver Resources, Inc.,
Gtd. Notes
7.130%	04/01/16	B3	110	84,700
8.250%	08/01/15(a)	B2	905	846,175
Quicksilver, Inc.,
Gtd. Notes
6.880%	04/15/15(a)	Caa1	960	926,400
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.380%	10/15/20(a)	Ba2	680	753,100
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	Ba3	715	706,062
Raytheon Co.,
Sr. Unsec’d. Notes
1.630%	10/15/15	A3	2,830	2,905,001
Republic Services, Inc.,
Gtd. Notes
5.250%	11/15/21	Baa3	2,895	3,323,709
Reynolds American, Inc.,
Gtd. Notes
7.250%	06/15/37	Baa3	210	253,776
7.630%	06/01/16	Baa3	490	590,561
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes, 144A
9.000%	04/15/19	Caa1	330	329,175
Sr. Sec’d. Notes, 144A
7.130%	04/15/19	Ba3	420	439,950
7.750%	10/15/16	Ba3	250	263,125
7.880%	08/15/19(a)	Ba3	1,740	1,883,550
Rite Aid Corp.,
Gtd. Notes
9.500%	06/15/17(a)	Caa3	810	828,225
Gtd. Notes, 144A
9.250%	03/15/20	Caa2	325	325,000
Sec’d. Notes
10.380%	07/15/16	Caa2	590	624,294
Rock-Tenn Co.,
Unsec’d. Notes, 144A
4.900%	03/01/22(a)	Ba1	535	551,152
Rohm & Haas Co.,
Sr. Unsec’d. Notes
6.000%	09/15/17	Baa3	3,925	4,569,136
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes, REIT
8.130%	11/01/18(a)	B2	825	899,250
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.750%	06/01/22	Ba3	420	439,425
6.880%	11/15/19	B1	670	728,625

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B3	$795	$785,062
Gtd. Notes, 144A
8.130%	10/15/22	B3	410	414,100
Sanmina-SCI Corp.,
Gtd. Notes, 144A
7.000%	05/15/19(a)	B1	1,305	1,265,850
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	875	876,094
SLM Corp.,
Unsec’d. Notes, MTN
6.000%	01/25/17	Ba1	1,670	1,725,153
SM Energy Co.,
Sr. Notes, 144A
6.500%	01/01/23	B1	220	221,650
Sonic Automotive, Inc.,
Sr. Sub. Notes, 144A
7.000%	07/15/22	B3	1,450	1,500,750
Southern California Edison Co.,
First Mortgage
4.500%	09/01/40	A1	595	660,332
5.500%	03/15/40	A1	1,395	1,768,907
Southern Co. (The),
Sr. Unsec’d. Notes
2.380%	09/15/15	Baa1	3,635	3,744,846
Southern Copper Corp.,
Sr. Unsec’d. Notes
6.750%	04/16/40	Baa2	1,865	1,974,959
Spectrum Brands, Inc.,
Sr. Sec’d. Notes
9.500%	06/15/18(a)	B1	315	355,950
Sr. Sec’d. Notes, 144A
9.500%	06/15/18(a)	B1	70	79,100
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.000%	12/01/16(a)	B3	2,965	2,838,988
Sr. Unsec’d. Notes, 144A
9.130%	03/01/17(a)	B3	1,005	1,055,250
Staples, Inc.,
Gtd. Notes
9.750%	01/15/14	Baa2	940	1,050,646
Syniverse Holdings, Inc.,
Gtd. Notes
9.130%	01/15/19(a)	Caa1	610	661,850
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.880%	02/01/21	B1	425	442,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20	B2	470	491,150
Terex Corp.,
Gtd. Notes
6.500%	04/01/20	B2	290	293,625
Sr. Sub. Notes
8.000%	11/15/17(a)	Caa1	960	996,000

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.380%	05/16/16	A1	$3,165	$3,328,168
Time Warner Cable, Inc.,
Gtd. Notes
6.550%	05/01/37	Baa2	2,500	2,964,558
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42	Baa2	1,250	1,268,309
TPC Group LLC,
Sr. Sec’d. Notes
8.250%	10/01/17	B1	1,250	1,321,875
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	Baa3	1,800	1,854,000
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.160%	07/15/22	Baa2	1,820	2,027,644
6.130%	02/15/20(a)	Baa2	870	1,074,413
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	A2	1,420	1,559,735
4.880%	05/01/15	A2	4,585	5,074,884
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/37	A3	2,495	3,307,931
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21(a)	Caa2	780	785,850
Sr. Sec’d. Notes, 144A
6.880%	05/15/19(a)	B2	410	422,300
7.880%	11/01/20	B2	560	599,200
UR Financing Escrow Corp.,
Gtd. Notes, 144A
7.380%	05/15/20(a)	B3	1,840	1,922,800
Sec’d Notes, 144A
5.750%	07/15/18	Ba3	95	98,800
US Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16	Aa3	3,045	3,140,479
Valero Energy Corp.,
Gtd. Notes
4.500%	02/01/15	Baa2	315	338,721
6.130%	02/01/20	Baa2	520	600,370
6.630%	06/15/37	Baa2	110	123,342
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes, REIT
4.250%	03/01/22(a)	Baa2	2,020	2,033,980
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/21(a)	A3	7,120	7,580,436
Verso Paper Holdings LLC/Verso Paper, Inc.,
Sec’d. Notes
8.750%	02/01/19(a)	B2	575	227,125
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	A2	4,000	4,115,852

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
West Corp.,
Gtd. Notes
7.880%	01/15/19	B3	$860	$898,700
Windstream Corp.,
Gtd. Notes
7.880%	11/01/17(a)	Ba3	1,600	1,744,000
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1	645	641,775
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	A1	935	1,227,224
Xerox Corp.,
Sr. Unsec’d. Notes
4.250%	02/15/15	Baa2	2,750	2,915,698
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.630%	11/01/18(a)	B2	1,230	1,322,250
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
6.880%	11/15/37	Baa3	955	1,264,785

				492,571,160

TOTAL CORPORATE BONDS (cost $657,990,843)				677,685,130

FOREIGN GOVERNMENT BONDS — 0.8%
Federative Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
7.880%	03/07/15	Baa2	4,770	5,576,130
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18	Aa2	3,515	3,770,301
Province of Ontario (Canada),
Sr. Unsec’d. Notes
4.400%	04/14/20	Aa1	4,485	5,213,961
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.630%	01/07/41	Baa2	2,115	2,594,048
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.630%	03/15/22	Baa1	2,700	2,866,050
5.880%	02/17/14	Baa1	2,210	2,368,015
6.050%	01/11/40	Baa1	1,040	1,341,600

TOTAL FOREIGN GOVERNMENT BONDS (cost $22,489,725)				23,730,105

MUNICIPAL BONDS — 0.8%
California — 0.1%
State of California,
General Obligation Unlimited,
7.550%	04/01/39	A1	1,630	2,111,632

Mississippi
State of Mississippi,
General Obligation Unlimited, Series 2010E
5.250%	11/01/34	Aa2	1,370	1,631,355

Missouri — 0.1%
Missouri Highway & Transportation Commission,
Revenue Bonds,
5.450%	05/01/33	Aa1	2,315	2,855,853

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#			Value (Note 2)
MUNICIPAL BONDS (continued)
New York — 0.3%
City of New York,
General Obligation Unlimited, Series F
6.270%	12/01/37	Aa2		$2,120		$2,727,104
Metropolitan Transportation Authority,
Revenue Bonds, Series 2010E
6.810%	11/15/40	A2		2,180		2,910,627
New York City Municipal Water Finance Authority,
Revenue Bonds, Series EE
6.010%	06/15/42	Aa2		1,840		2,443,373

						8,081,104

Ohio — 0.1%
American Municipal Power, Inc.,
Revenue Bonds,
7.830%	02/15/41	A3		2,020		2,821,193

Texas — 0.2%
Dallas Area Rapid Transit,
Revenue Bonds,
4.920%	12/01/41	Aa2		800		959,752
5.020%	12/01/48	Aa2		2,435		2,972,088
University of Texas System,
Revenue Bonds, Series 2010D
5.130%	08/15/42	Aaa		1,785		2,236,141

						6,167,981

TOTAL MUNICIPAL BONDS (cost $18,981,166)						23,669,118

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.6%
Aire Valley Mortgages PLC (United Kingdom),
Series 2006-1X, Class 2A1
0.960%(c)	09/20/66	Aaa	EUR	308		329,490
Series 2007-1X, Class 2A3
1.180%(c)	09/20/66	Aaa	GBP	628		829,391
Auburn Securities PLC (United Kingdom),
Series 5, Class A2
0.990%(c)	12/01/41	A2	GBP	469		614,233
Darrowby PLC (United Kingdom),
Series 2012-1, Class A
2.750%(c)	02/20/44	Aaa	GBP	1,955		3,109,580
E-Mac Nl BV (Netherlands),
Series DE09-1, Class A1
3.680%(c)	11/25/53	A+(d)	EUR	1,724		2,089,586
Eurosail PLC (United Kingdom),
Series 2006-3X, Class A3A
0.830%(c)	09/10/44	Aa2	EUR	805		904,550
First Flexible PLC (United Kingdom),
Series 4, Class A
1.210%(c)	07/01/36	AAA(d)	GBP	548		764,521
Series 7, Class A
1.190%(c)	09/15/33	AAA(d)	GBP	— (r	)	—
Friary PLC (United Kingdom),
Series 2011-1, Class A2
2.810%(c)	10/21/43	Aaa	GBP	2,500		3,944,457
Granite Master Issuer PLC (United Kingdom),
Series 2006-1X, Class A8
0.750%(c)	12/20/54	Aaa	GBP	147		221,107
Series 2007-1, Class 6A1

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.820%(c)	12/20/54	Aaa	GBP	1,770	$2,653,280
Holland Euro-Denominated Mortgage Backed Series (Netherlands),
Series 11, Class A
0.780%(c)	09/18/40	Aaa	EUR	1,119	1,356,748
Holland Homes MBS BV (Netherlands),
Series III, Class A
0.790%(c)	03/20/83	Aaa	EUR	2,651	3,135,738
Leek Finance Ltd. (United Kingdom),
Series 17X, Class A2A
1.200%(c)	12/21/37	Aaa	GBP	2,474	3,796,703
Series 18X, Class A2B
0.730%(c)	09/21/38	Aaa		$1,266	1,227,564
Series 19A, Class A2B, 144A
0.690%(c)	12/21/38	Aaa		2,737	2,628,093
Series 19X, Class A2A
1.140%(c)	12/21/38	Aaa	GBP	370	555,841
LEOFRIC PLC (United Kingdom),
Series 2012-1, Class A
2.800%(c)	05/26/50	Aaa	GBP	1,440	2,263,726
Mansard Mortgages PLC (United Kingdom),
Series 2006-1X, Class A2
1.220%(c)	10/15/48	Aa1	GBP	2,138	3,006,027
Marble Arch Residential Securitisation No. 4 Ltd. (United Kingdom),
Series 4X, Class A3C
1.100%(c)	03/20/40	Aa1	GBP	1,236	1,669,854
Paragon Mortgages PLC (United Kingdom),
Series 16, Class A
3.770%(c)	04/15/39	Aaa	GBP	2,094	3,275,484
Paragon Secured Finance PLC (United Kingdom),
Series 1, Class A
1.410%(c)	11/15/35	AA+(d)	GBP	1,042	1,473,373
Series 1, Class B
2.510%(c)	11/15/35	BBB-(d)	GBP	468	537,402
Residential Mortgage Securities Ltd. (United Kingdom),
Series 25, Class A1
3.430%(c)	12/16/50	AAA(d)	GBP	1,354	2,039,000
RMAC Securities PLC (United Kingdom),
Series 2006-NS1X, Class A2A
1.200%(c)	06/12/44	Aa2	GBP	2,376	3,118,544
Storm BV (Netherlands),
Series 2011-4, Class A2
2.290%(c)	10/22/53	Aaa	EUR	1,700	2,161,134
Series 2012-1, Class A2
2.290%(c)	01/22/54	Aaa	EUR	800	1,017,133

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,832,812)					48,722,559

U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bonds
3.130%	11/15/41			725	779,375
U.S. Treasury Notes
0.130%	08/31/13			1,580	1,577,346
0.250%	03/31/14-05/15/15(a)			7,165	7,142,365
0.380%	08/31/12			1,500	1,500,645
0.630%	05/31/17			4,875	4,852,531
0.750%	06/30/17			885	885,899

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.750%	05/15/22	(a)	$10,965	$11,054,091

TOTAL U.S. TREASURY OBLIGATIONS (cost $27,808,819)				27,792,252

TOTAL LONG-TERM INVESTMENTS (cost $2,581,111,115)				2,594,915,838

Shares
SHORT-TERM INVESTMENT — 21.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 21.2%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $631,813,226; includes $308,101,143 of cash collateral for securities on loan)(b)(w)(Note 4)	631,813,226	631,813,226

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills
0.060%	07/19/12	$4,000	3,999,891
0.080%	09/20/12	2,000	1,999,678
0.090%	08/23/12	3,000	2,999,725

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,999,259)			8,999,294

COMMERCIAL PAPER(n) — 0.1%
IFC Discount Note (Supra National Bank)
0.120%	08/08/12	2,000	1,999,747

(cost $1,999,747)
TOTAL SHORT-TERM INVESTMENTS (cost $642,812,232)			642,812,267

TOTAL INVESTMENTS — 108.7% (cost $3,223,923,347)			3,237,728,105
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (8.7)%			(259,820,639)

NET ASSETS — 100.0%			$2,977,907,466

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
ETF	Exchange Traded Funds
FSB	Federal Savings Bank
iBoxx	Bond Market Indices
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares

REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
UTS	Unit Trust Security
XBER	Berlin Stock Exchange
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $303,034,719; cash collateral of $308,101,143 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
54	2 Year U.S. Treasury Notes	Sep. 2012	$11,899,403	$11,890,125	$(9,278)
231	5 Year U.S. Treasury Notes	Sep. 2012	28,367,833	28,636,781	268,948
272	20 Year U.S. Treasury Bonds	Sep. 2012	40,548,586	40,247,500	(301,086)
382	CBOE Volatility Index VIX	Jul. 2012	10,809,460	7,468,100	(3,341,360)
349	CBOE Volatility Index VIX	Aug. 2012	9,684,878	7,660,550	(2,024,328)
114	CBOE Volatility Index VIX	Sep. 2012	3,282,967	2,696,100	(586,867)
92	CBOE Volatility Index VIX	Oct. 2012	2,700,787	2,263,200	(437,587)
72	CBOE Volatility Index VIX	Nov. 2012	2,141,454	1,832,400	(309,054)
56	CBOE Volatility Index VIX	Dec. 2012	1,657,152	1,456,000	(201,152)
1,673	Euro STOXX 50	Sep. 2012	46,079,701	47,742,534	1,662,833
5,674	S&P 500 E-Mini	Sep. 2012	372,203,850	384,810,680	12,606,830

					7,327,899

Short Positions:
521	10 Year U.S. Treasury Notes	Sep. 2012	69,298,938	69,488,375	(189,437)
47	30 Year U.S. Ultra Bonds	Sep. 2012	7,723,422	7,841,656	(118,234)
1,674	Russell 2000 Mini	Sep. 2012	127,584,194	133,149,960	(5,565,766)
1,322	S&P Mid 400 E-Mini	Sep. 2012	121,942,392	124,201,900	(2,259,508)
234	SPI 200 Index	Sep. 2012	24,560,612	24,291,175	269,437
338	TOPIX Index	Sep. 2012	29,231,175	32,516,670	(3,285,495)

					(11,149,003)

					$(3,821,104)

(1)	Cash of $34,556,943 has been segregated to cover requirement for open futures contracts as of June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 07/16/12	JPMorgan Chase	GBP	2,266	$3,526,396	$3,548,633	$22,237
Expiring 07/16/12	JPMorgan Chase	GBP	2,132	3,315,003	3,338,977	23,974
Expiring 07/16/12	JPMorgan Chase	GBP	94	146,120	146,678	558
Expiring 07/16/12	JPMorgan Chase	GBP	5	8,000	8,027	27
Japanese Yen,
Expiring 08/30/12	JPMorgan Chase	JPY	5,219,000	65,436,837	65,348,541	(88,296)
South African Rand,
Expiring 07/03/12	JPMorgan Chase	ZAR	912	107,702	111,478	3,776

				$72,540,058	$72,502,334	$(37,724)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/30/12	Bank of New York Mellon	AUD	30,000	$28,732,500	$30,519,937	$(1,787,437)
Expiring 08/30/12	JPMorgan Chase	AUD	103,783	102,692,193	105,581,961	(2,889,768)
British Pound,
Expiring 07/16/12	JPMorgan Chase	GBP	302	470,000	473,164	(3,164)
Expiring 07/16/12	JPMorgan Chase	GBP	129	200,000	201,620	(1,620)
Expiring 08/30/12	JPMorgan Chase	GBP	50,000	78,646,550	78,294,631	351,919
Expiring 08/30/12	JPMorgan Chase	GBP	20,000	31,017,500	31,317,852	(300,352)
Expiring 08/30/12	JPMorgan Chase	GBP	2,000	3,101,428	3,131,785	(30,357)
Euro,
Expiring 08/30/12	Bank of New York Mellon	EUR	35,000	43,170,054	44,319,315	(1,149,261)

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 08/30/12	JPMorgan Chase	EUR	73,860	$94,961,804	$93,526,417	$1,435,387
Expiring 08/30/12	JPMorgan Chase	EUR	22,000	27,830,089	27,857,855	(27,766)
South African Rand,
Expiring 07/05/12	JPMorgan Chase	ZAR	5,450	646,507	666,020	(19,513)

				$411,468,625	$415,890,557	$(4,421,932)

Cross currency exchange contracts outstanding at June 30, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
08/30/12	Buy	CAD	560,036	NZD	720,500	$(2,493,547)	JPMorgan Chase
07/16/12	Buy	EUR	150	GBP	120	1,591	JPMorgan Chase
07/16/12	Buy	EUR	390	GBP	316	(143)	JPMorgan Chase
07/16/12	Buy	GBP	85,320	EUR	106,277	(89,397)	JPMorgan Chase
07/16/12	Buy	GBP	99,497	EUR	123,815	(88,948)	JPMorgan Chase
07/16/12	Buy	GBP	637	EUR	790	(282)	Royal Bank of Scotland
08/30/12	Buy	NZD	720,500	CAD	558,928	2,602,234	JPMorgan Chase

						$(68,492)

Total Return swap agreements outstanding at June 30, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase	05/08/13	$27,111	Receive fixed rate payments on ENHMHEN Index	$1,940,254	$—	$1,940,254
JPMorgan Chase	08/22/12	24,387	Receive fixed rate payments on S&P GSCI ENERGY and pay 14 bps.	1,489,793	—	1,489,793
JPMorgan Chase	11/21/12	26,346	Receive fixed rate payments on S&P GSCI ENERGY and pay 14 bps.	481,468	—	481,468
JPMorgan Chase	12/06/12	19,967	Receive fixed rate payments on S&P GSCI ENERGY and pay 15 bps.	182,558	147	182,411

				$4,094,073	$147	$4,093,926

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$35,472,651	$—
Austria	—	3,659,928	—
Belgium	1,899,678	3,290,032	—
Bermuda	8,058,178	3,366,544	—
Brazil	6,318,710	—	—
British Virgin Islands	—	39,570	—
Canada	42,971,486	—	—
Chile	1,542,516	—	—
China	1,442,675	17,185,306	35,623
Colombia	2,154,203	—	—
Cyprus	—	91,883	—
Czech Republic	1,534,468	—	—
Denmark	—	4,170,052	—
Finland	—	7,770,721	—
France	—	18,665,135	—
Gabon	—	366,356	—
Germany	134,876	10,506,997	—
Greece	28,382	—	—
Guernsey	—	9,719,382	—
Hong Kong	314,050	28,073,695	1,356
Indonesia	—	10,155,363	—
Ireland	6,303,922	857,715	—
Israel	—	6,260,027	—
Italy	—	10,840,507	—
Japan	—	119,707,124	—
Luxembourg	—	1,116,960	—
Macau	—	653,700	—
Malaysia	16,569	6,817,797	—
Mexico	5,635,119	—	—
Netherlands	—	6,806,382	—
New Zealand	—	813,038	—
Norway	32,291	19,372,477	—
Peru	765,693	—	—
Philippines	1,081,200	2,643,208	—
Poland	—	6,975,198	—
Portugal	—	146,947	—
Puerto Rico	281,080	—	—
Russia	3,527,145	—	—
Singapore	—	15,151,617	—
South Africa	458,468	14,853,137	—
South Korea	4,604,259	17,163,435	—
Spain	—	11,776,726	—
Sweden	—	10,960,343	—
Switzerland	6,450,477	16,668,119	—
Taiwan	515,124	14,966,165	—
Thailand	—	8,102,352	—
Turkey	—	5,324,435	—
Ukraine	—	86,818	—
United Kingdom	2,831,418	138,932,417	—
United States	526,778,608	—	—
Exchange Traded Funds	283,585,390	—	—
Preferred Stocks:
Brazil	3,665,904	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Level 1	Level 2	Level 3
Germany	$—	$1,140,304	$—
United States	838,240	—	—
Rights:
Spain	4,127	—	—
Unaffiliated Mutual Funds	256,790,624	—	—
Asset-Backed Securities	—	11,231,521	—
Commercial Mortgage-Backed Securities	—	20,812,731	—
Commercial Paper	—	1,999,747	—
Corporate Bonds	—	677,685,130	—
Foreign Government Bonds	—	23,730,105	—
Municipal Bonds	—	23,669,118	—
Residential Mortgage-Backed Securities	—	48,722,559	—
U.S. Treasury Obligations	—	36,791,546	—
Affiliated Money Market Mutual Fund	631,813,226	—	—
Other Financial Instruments*
Futures	(3,821,104)	—	—
Foreign Forward Currency Contracts	—	(4,528,148)	—
Total Return Swaps	—	2,153,672	1,940,254

Total	$1,798,557,002	$1,432,938,544	$1,977,233

Fair Value of Level 2 investments at 12/31/11 was $630,028,209. $348,681,295 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (10.3% represents investments purchased with collateral from securities on loan)	21.2%
Exchange Traded Funds	9.5
Unaffiliated Mutual Funds	8.6
Banks	8.4
Oil & Gas	5.8
Telecommunications	4.4
Insurance	3.9
Pharmaceuticals	3.5
Retail	3.1
Metals & Mining	2.7
Diversified Financial Services	2.4
Chemicals	2.1
Healthcare Services	1.8
Electric	1.8
Computers	1.7
Foods	1.7
Residential Mortgage-Backed Securities	1.6
Aerospace & Defense	1.6
Healthcare Products	1.3
Media	1.3
Software	1.3
Agriculture	1.3
U.S. Treasury Obligations	1.2
Semiconductors	1.1
Commercial Services	1.1
Electronic Components & Equipment	0.9
Foreign Government Bonds	0.8
Transportation	0.8
Municipal Bonds	0.8
Commercial Mortgage-Backed Securities	0.7
Real Estate Investment Trusts	0.7
Beverages	0.7
Household Products/Wares	0.6
Construction & Engineering	0.5
Pipelines	0.5

Diversified Manufacturing	0.5%
Internet	0.5
Machinery & Equipment	0.5
Asset-Backed Securities	0.4
Biotechnology	0.4
Automobile Manufacturers	0.4
Investment Companies	0.3
Auto Parts & Equipment	0.3
Holding Companies	0.3
Distribution/Wholesale	0.3
Real Estate	0.3
Cosmetics/Personal Care	0.3
Entertainment	0.3
Lodging	0.2
Apparel	0.2
Environmental Control	0.2
Paper & Forest Products	0.2
Office Equipment & Supplies	0.1
Advertising	0.1
Toys	0.1
Containers & Packaging	0.1
Shipbuilding	0.1
Building Materials	0.1
Thrifts & Mortgage Finance	0.1
Machinery	0.1
Home Builders	0.1
Water Utilities	0.1
Metal Fabricate/Hardware	0.1
Building & Construction	0.1
Commercial Paper	0.1
Home Furnishings	0.1
Airlines	0.1
Manufacturing	0.1
Office Equipment	0.1

108.7
Liabilities in excess of other assets	(8.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$268,948	*	Due from broker-variation margin	$618,035	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	4,441,703		Unrealized depreciation on foreign currency forward contracts	8,969,851
Equity contracts	Unaffiliated investments	4,127		—	—
Equity contracts	Unrealized appreciation on swap agreements	4,093,926		—	—
Equity contracts	Premiums paid for swap agreements	147		—	—
Equity contracts	Due from broker-variation margin	14,539,100	*	Due from broker-variation margin	18,011,117	*

Total		$23,347,951			$27,599,003

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(1,540,388)	$—	$—	$(1,540,388)
Foreign exchange contracts	—	—	—	12,433,037	12,433,037
Equity contracts	(68,638)	(29,362)	(8,865,098)	—	(8,963,098)

Total	$(68,638)	$(1,569,750)	$(8,865,098)	$12,433,037	$1,929,551

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(1,418,145)	$—	$—	$(1,418,145)
Foreign exchange contracts	—	—	—	(12,641,082)	(12,641,082)
Equity contracts	4,127	(3,980,257)	2,792,255	—	(1,183,875)

Total	$4,127	$(5,398,402)	$2,792,255	$(12,641,082)	$(15,243,102)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$546,356,478	$523,257,692	$235,191,531	$436,613,830	$163,496,991

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $303,034,719:
Unaffiliated investments (cost $2,592,110,121)	$2,605,914,879
Affiliated investments (cost $631,813,226)	631,813,226
Foreign currency, at value (cost $16,604,064)	16,688,658
Deposit with broker	34,580,115
Receivable for investments sold	16,468,940
Dividends and interest receivable	12,539,291
Receivable for fund share sold	9,388,937
Unrealized appreciation on foreign currency forward contracts	4,441,703
Unrealized appreciation on swap agreements	4,093,926
Due from broker-variation margin	2,090,808
Tax reclaim receivable	1,173,529
Premiums paid for swap agreements	147
Prepaid expenses	4,444

Total Assets	3,339,198,603

LIABILITIES:
Payable to broker for collateral for securities on loan	308,101,143
Payable for investments purchased	42,488,666
Unrealized depreciation on foreign currency forward contracts	8,969,851
Advisory fees payable	1,223,484
Accrued expenses and other liabilities	486,259
Shareholder servicing fees payable	21,126
Affiliated transfer agent fee payable	492
Payable for fund share repurchased	116

Total Liabilities	361,291,137

NET ASSETS	$2,977,907,466

Net assets were comprised of:
Paid-in capital	$2,962,339,414
Retained earnings	15,568,052
Net assets, June 30, 2012	$2,977,907,466
Net asset value and redemption price per share, $2,977,907,466 / 230,658,155 outstanding shares of beneficial interest	$12.91

STATEMENT OF OPERATIONS (Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,297,030 foreign withholding tax)	$28,944,494
Unaffiliated interest income	16,037,962
Affiliated income from securities lending, net	935,865
Affiliated dividend income	479,902

46,398,223

EXPENSES
Advisory fees	17,030,644
Shareholder servicing fees and expenses	1,548,239
Custodian and accounting fees	583,000
Trustees’ fees	20,000
Audit fee	18,000
Insurance expenses	18,000
Legal fees and expenses	8,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	48,366

Total expenses	19,288,249
Less: shareholder servicing fee waiver	(527,301)

Net expenses	18,760,948

NET INVESTMENT INCOME	27,637,275

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,622,392
Futures transactions	(1,569,750)
Swap agreements transactions	(8,865,098)
Foreign currency transactions	10,995,251

2,182,795

Net change in unrealized appreciation (depreciation) on:
Investments	72,434,859
Futures	(5,398,402)
Swap agreements	2,792,255
Foreign currencies	(12,485,643)

57,343,069

NET GAIN ON INVESTMENTS	59,525,864

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,163,139

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$27,637,275	$63,762,336
Net realized gain (loss) on investment and foreign currency transactions	2,182,795	(22,516,483)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	57,343,069	(224,360,165)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,163,139	(183,114,312)

DISTRIBUTIONS	(63,862,730)	(73,305,803)

FUND SHARE TRANSACTIONS:
Fund share sold [69,723,030 and 152,991,370 shares, respectively]	921,822,981	2,020,738,121
Fund share issued in reinvestment of distributions [5,044,449 and 5,430,060 shares, respectively]	63,862,730	73,305,803
Fund share repurchased [49,269,683 and 153,497,669 shares, respectively]	(643,828,201)	(1,927,600,312)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	341,857,510	166,443,612

TOTAL INCREASE (DECREASE) IN NET ASSETS	365,157,919	(89,976,503)
NET ASSETS:
Beginning of period	2,612,749,547	2,702,726,050

End of period	$2,977,907,466	$2,612,749,547

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS — 94.8%
COMMON STOCKS — 64.8%
Advertising — 0.3%
Aegis Group PLC (United Kingdom)	627,083	$1,588,661
Lamar Advertising Co. (Class A Stock)*(a)	29,100	832,260
Omnicom Group, Inc.(a)	96,700	4,699,620
WPP PLC (United Kingdom)	715,300	8,683,541

		15,804,082

Aerospace & Defense — 0.9%
Boeing Co. (The)	287,200	21,338,960
HEICO Corp. (Class A Stock)	30,718	990,963
Raytheon Co.	46,200	2,614,458
Rolls-Royce Holdings PLC (United Kingdom)*	527,660	7,111,650
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	5,100	121,533
United Technologies Corp.	247,700	18,708,781

		50,886,345

Airlines — 0.1%
Delta Air Lines, Inc.*	26,000	284,700
SkyWest, Inc.	42,200	275,566
United Continental Holdings, Inc.*(a)	172,800	4,204,224

		4,764,490

Automobile Manufacturers — 0.8%
Bayerische Motoren Werke AG (Germany)	75,659	5,475,294
General Motors Co.*(a)	377,000	7,434,440
Harley-Davidson, Inc.	78,900	3,608,097
Honda Motor Co. Ltd. (Japan)	277,900	9,697,473
Nissan Motor Co. Ltd. (Japan)	465,000	4,415,515
Oshkosh Corp.*	20,200	423,190
Toyota Motor Corp. (Japan)	283,100	11,426,545
Winnebago Industries, Inc.*	58,000	591,020

		43,071,574

Automotive Parts — 0.5%
Aisin Seiki Co. Ltd. (Japan)	148,800	4,974,068
Autoliv, Inc., AB	36,913	2,019,496
AutoZone, Inc.*(a)	21,000	7,710,570
CLARCOR, Inc.	23,600	1,136,576
GKN PLC (United Kingdom)	1,310,850	3,716,484
H&E Equipment Services, Inc.*	4,000	60,120
Johnson Controls, Inc.	168,700	4,674,677
Koito Manufacturing Co. Ltd. (Japan)	81,000	1,134,961
TRW Automotive Holdings Corp.*(a)	89,000	3,271,640

		28,698,592

Beverages — 1.9%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	7,400	895,400
Coca-Cola Co. (The)	404,500	31,627,855
Coca-Cola Enterprises, Inc.	295,900	8,297,036
Dr. Pepper Snapple Group, Inc.(a)	137,700	6,024,375
Green Mountain Coffee Roasters, Inc.*(a)	95,800	2,086,524
Kirin Holdings Co. Ltd. (Japan)	458,000	5,398,009
Molson Coors Brewing Co. (Class B Stock)	165,000	6,865,650
PepsiCo, Inc.	507,346	35,849,068
Pernod-Ricard SA (France)	79,491	8,500,160
Reed’s, Inc.*(a)	10,700	34,775

		105,578,852

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Biotechnology — 0.5%
Acorda Therapeutics, Inc.*	22,000	$518,320
Alexion Pharmaceuticals, Inc.*	70,700	7,020,510
Cubist Pharmaceuticals, Inc.*(a)	38,100	1,444,371
Dendreon Corp.*(a)	202,600	1,499,240
Exelixis, Inc.*(a)	67,200	371,616
Gilead Sciences, Inc.*	270,700	13,881,496
Illumina, Inc.*(a)	8,500	343,315
Incyte Corp.*(a)	94,000	2,133,800
Life Technologies Corp.*	30,400	1,367,696
Maxygen, Inc.*(a)	121,800	725,928

		29,306,292

Building Materials — 0.2%
Bouygues SA (France)	163,809	4,395,598
Martin Marietta Materials, Inc.(a)	62,500	4,926,250

		9,321,848

Business Services — 0.1%
Corporate Executive Board Co. (The)	16,500	674,520
Manpower, Inc.	32,100	1,176,465
Navigant Consulting, Inc.*	75,200	950,528
Robert Half International, Inc.	94,800	2,708,436

		5,509,949

Cable Television — 0.1%
DIRECTV (Class A Stock)*	111,000	5,419,020
DISH Network Corp. (Class A Stock)	20,100	573,855

		5,992,875

Chemicals — 1.5%
Air Products & Chemicals, Inc.	19,600	1,582,308
Albemarle Corp.	15,040	896,986
American Vanguard Corp.	65,000	1,728,350
Asahi Kasei Corp. (Japan)	1,056,000	5,724,168
BASF SE (Germany)	91,073	6,332,722
Bayer AG (Germany)	182,343	13,139,539
Cabot Corp.	24,600	1,001,220
Celanese Corp. (Class A Stock)	84,300	2,918,466
Codexis, Inc.*(a)	71,027	265,641
Dow Chemical Co. (The)	125,900	3,965,850
Ecolab, Inc.	105,650	7,240,194
LyondellBasell Industries NV (Netherlands) (Class A Stock)	205,700	8,283,539
Potash Corp. of Saskatchewan, Inc. (Canada)	128,100	5,596,689
PPG Industries, Inc.	67,700	7,184,324
Praxair, Inc.	81,100	8,818,003
Sherwin-Williams Co. (The)	52,000	6,882,200
Showa Denko KK (Japan)	897,000	1,742,713
Tosoh Corp. (Japan)	405,000	1,104,511
Wacker Chemie AG (Germany)(a)	33,386	2,299,937

		86,707,360

Clothing & Apparel — 0.3%
Cintas Corp.	61,600	2,378,376
Coach, Inc.	130,600	7,637,488
Deckers Outdoor Corp.*	2,900	127,629
NIKE, Inc. (Class B Stock)	107,200	9,410,016

		19,553,509

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Coal — 0.1%
CONSOL Energy, Inc.	92,900	$2,809,296
Peabody Energy Corp.	91,000	2,231,320

		5,040,616

Commercial Banks — 0.6%
Banco Santander Brasil SA (Brazil), ADS(a)	580,400	4,498,100
Bank of Kentucky Financial Corp.	27,200	724,608
CIT Group, Inc.*	25,600	912,384
Citizens Republic Bancorp, Inc.*	89,230	1,528,510
DnB ASA (Norway)	850,854	8,460,451
Home BancShares, Inc.	48,234	1,474,996
Huntington Bancshares, Inc.	459,100	2,938,240
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,865,810	5,576,199
Svenska Handelsbanken AB (Sweden) (Class A Stock)	138,848	4,564,738
Western Alliance Bancorp*	88,100	824,616

		31,502,842

Commercial Services — 0.4%
Benesse Holdings, Inc. (Japan)	70,400	3,152,048
FTI Consulting, Inc.*	25,500	733,125
MasterCard, Inc. (Class A Stock)	31,000	13,333,410
Paychex, Inc.(a)	33,900	1,064,799
Verisk Analytics, Inc. (Class A Stock)*	33,100	1,630,506
Weight Watchers International, Inc.	6,400	329,984
Western Union Co. (The)	248,200	4,179,688

		24,423,560

Computer Hardware — 3.0%
Apple, Inc.*	206,100	120,362,400
CommVault Systems, Inc.*	23,600	1,169,852
Dell, Inc.*(a)	1,613,100	20,196,012
International Business Machines Corp.	152,350	29,796,613
Riverbed Technology, Inc.*	31,630	510,824

		172,035,701

Computer Services & Software — 3.4%
Accelrys, Inc.*	114,078	922,891
Accenture PLC (Ireland) (Class A Stock)	137,700	8,274,393
Activision Blizzard, Inc.(a)	72,554	869,922
Akamai Technologies, Inc.*	95,300	3,025,775
American Reprographics Co.*	70,140	352,804
Autodesk, Inc.*	261,600	9,153,384
Automatic Data Processing, Inc.	132,900	7,397,214
Avid Technology, Inc.*	58,400	433,912
Cadence Design Systems, Inc.*(a)	63,400	696,766
Cisco Systems, Inc.	1,335,600	22,932,252
Electronic Arts, Inc.*	63,800	787,930
EMC Corp.*	429,200	11,000,396
FactSet Research Systems, Inc.	5,500	511,170
Global Payments, Inc.	22,300	964,029
Informatica Corp.*	17,900	758,244
Jack Henry & Associates, Inc.	34,610	1,194,737
Microsoft Corp.	1,944,200	59,473,078
MSCI, Inc. (Class A Stock)*	34,400	1,170,288
NS Solutions Corp. (Japan)	46,400	795,536
Nuance Communications, Inc.*(a)	53,900	1,283,898
Oracle Corp.	1,123,100	33,356,070
RealD, Inc.*(a)	71,300	1,066,648
Red Hat, Inc.*	115,780	6,539,254

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computer Services & Software (continued)
salesforce.com, Inc.*	33,900	$4,687,014
SanDisk Corp.*(a)	210,300	7,671,744
Software AG (Germany)	123,757	3,844,866
SYNNEX Corp.*(a)	30,470	1,050,910
Websense, Inc.*	24,600	460,758

		190,675,883

Conglomerates — 0.5%
Altria Group, Inc.	318,100	10,990,355
Hutchison Whampoa Ltd. (Hong Kong)	874,400	7,584,463
Textron, Inc.	284,200	7,068,054

		25,642,872

Construction — 0.2%
Carillion PLC (United Kingdom)	870,778	3,772,210
Fluor Corp.	56,600	2,792,644
McDermott International, Inc. (Panama)*	177,100	1,972,894
Toll Brothers, Inc.*(a)	37,900	1,126,767
WorleyParsons Ltd. (Australia)	91,212	2,368,475

		12,032,990

Consumer Products & Services — 1.9%
Avon Products, Inc.(a)	399,200	6,471,032
Church & Dwight Co., Inc.	31,500	1,747,305
Colgate-Palmolive Co.(a)	87,400	9,098,340
Johnson & Johnson(a)	587,246	39,674,340
L’Oreal SA (France)	47,361	5,541,500
Procter & Gamble Co. (The)	700,655	42,915,119
Rent-A-Center, Inc.	19,400	654,556

		106,102,192

Containers & Packaging — 0.1%
Ball Corp.(a)	75,400	3,095,170
Crown Holdings, Inc.*	5,000	172,450

		3,267,620

Distribution/Wholesale — 0.4%
DCC PLC (Ireland)*	154,884	3,590,067
Fastenal Co.(a)	80,100	3,228,831
Mitsubishi Corp. (Japan)	474,300	9,587,638
Mitsui & Co. Ltd. (Japan)	449,100	6,673,560
Pool Corp.	15,212	615,478
W.W. Grainger, Inc.	9,500	1,816,780

		25,512,354

Diversified Financial Services — 0.4%
CBOE Holdings, Inc.	5,000	138,400
Challenger Ltd. (Australia)	583,758	1,960,649
Deutsche Boerse AG (Germany)	59,100	3,188,514
Discover Financial Services	93,700	3,240,146
GAM Holding AG (Switzerland)*	216,394	2,415,866
IntercontinentalExchange, Inc.*	39,500	5,371,210
Invesco Ltd. (Bermuda)	266,900	6,031,940

		22,346,725

Diversified Machinery — 0.1%
Deere & Co.	84,300	6,817,341
Gardner Denver, Inc.	8,000	423,280
iRobot Corp.*(a)	45,700	1,012,255

		8,252,876

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Manufacturing — 0.3%
Cookson Group PLC (United Kingdom)	405,064	$3,748,205
Ingersoll-Rand PLC (Ireland)	167,620	7,070,212
John Bean Technologies Corp.	40,524	549,911
Siemens AG (Germany)	94,365	7,929,240

		19,297,568

Diversified Operations — 1.7%
3M Co.	218,900	19,613,440
A.O. Smith Corp.	17,450	853,130
Danaher Corp.	411,800	21,446,544
General Electric Co.	1,991,200	41,496,608
Honeywell International, Inc.	257,900	14,401,136

		97,810,858

Electric — 0.5%
Calpine Corp.*	297,100	4,905,121
Edison International	198,000	9,147,600
GenOn Energy, Inc.*	188,791	322,833
MDU Resources Group, Inc.	49,500	1,069,695
NRG Energy, Inc.*	244,500	4,244,520
PG&E Corp.	140,200	6,346,854
PNM Resources, Inc.	64,400	1,258,376

		27,294,999

Electric – Integrated — 0.3%
Exelon Corp.	214,800	8,080,776
SSE PLC (United Kingdom)	509,503	11,115,042

		19,195,818

Electronic Components & Equipment — 1.5%
A123 Systems, Inc.*(a)	154,800	195,048
Advanced Energy Industries, Inc.*	28,300	379,786
Agilent Technologies, Inc.	93,200	3,657,168
American Science & Engineering, Inc.	6,300	355,635
AVX Corp.	38,900	415,841
Belden, Inc.(a)	12,050	401,868
Cooper Industries PLC (Ireland)	97,200	6,627,096
CyberOptics Corp.*	9,400	79,430
Cymer, Inc.*(a)	18,200	1,072,890
Emerson Electric Co.	306,900	14,295,402
Energizer Holdings, Inc.*(a)	84,829	6,383,382
General Cable Corp.*	24,600	638,124
Gentex Corp.(a)	56,200	1,172,894
Hosiden Corp. (Japan)	111,200	709,133
Hubbell, Inc. (Class B Stock)	18,300	1,426,302
Koninklijke Philips Electronics NV (Netherlands)	235,275	4,636,264
Legrand SA (France)	149,340	5,068,664
Mettler-Toledo International, Inc.*	1,700	264,945
Mitsubishi Electric Corp. (Japan)	840,000	7,027,831
Nikon Corp. (Japan)	154,300	4,697,005
Nippon Electric Glass Co. Ltd. (Japan)	389,000	2,323,321
Plexus Corp.*	33,100	933,420
Samsung Electronics Co. Ltd. (South Korea)	7,722	8,177,501
Thermo Fisher Scientific, Inc.	133,500	6,929,985
Trimble Navigation Ltd.*(a)	11,000	506,110
Tyco International Ltd. (Switzerland)	81,500	4,307,275
Venture Corp. Ltd. (Singapore)	285,000	1,769,370

		84,451,690

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Energy Services
Covanta Holding Corp.	57,400	$984,410

Engineering & Construction
Aegion Corp.*	55,400	991,106

Entertainment & Leisure — 0.8%
Ameristar Casinos, Inc.	9,700	172,369
Ascent Capital Group, Inc. (Class A Stock)*	17,042	881,924
Carnival Corp. (Panama)(a)	302,300	10,359,821
Las Vegas Sands Corp.	235,800	10,254,942
Madison Square Garden Co. (The) (Class A Stock)*(a)	33,675	1,260,792
Nintendo Co. Ltd. (Japan)	7,000	817,467
Royal Caribbean Cruises Ltd. (Liberia)	25,300	658,559
Walt Disney Co. (The)(a)	438,800	21,281,800

		45,687,674

Environmental Control — 0.2%
Clean Harbors, Inc.*	11,000	620,620
Stericycle, Inc.*(a)	96,900	8,882,823
Waste Connections, Inc.	48,275	1,444,388

		10,947,831

Farming & Agriculture — 0.3%
Alliance One International, Inc.*(a)	193,900	670,894
Bunge Ltd. (Bermuda)	2,200	138,028
Monsanto Co.	167,100	13,832,538

		14,641,460

Financial – Bank & Trust — 3.3%
Australia & New Zealand Banking Group Ltd. (Australia)	493,793	11,248,651
Bank of America Corp.	2,714,591	22,205,354
Bank of Yokohama Ltd. (The) (Japan)	357,000	1,687,942
Barclays PLC (United Kingdom), ADR(a)	987,900	10,175,370
BNP Paribas SA (France)	86,720	3,343,473
Capital One Financial Corp.	69,500	3,798,870
City National Corp.(a)	11,800	573,244
Close Brothers Group PLC (United Kingdom)	124,148	1,449,813
Commerce Bancshares, Inc.	26,469	1,003,175
DBS Group Holdings Ltd. (Singapore)	539,862	5,963,149
Deutsche Bank AG (Germany)	69,486	2,507,981
East West Bancorp, Inc.	43,700	1,025,202
Erste Group Bank AG (Austria)*	57,990	1,101,314
Essa Bancorp, Inc.	68,400	738,720
Fifth Third Bancorp	278,400	3,730,560
First Defiance Financial Corp.	45,100	772,112
Glacier Bancorp, Inc.(a)	60,800	941,792
Intesa Sanpaolo SpA (Italy)	519,226	738,988
Louisiana Bancorp, Inc.*	33,835	541,360
Macquarie Group Ltd. (Australia)	155,214	4,191,379
Mitsubishi UFJ Financial Group, Inc. (Japan)	870,100	4,168,544
Nordea Bank AB (Sweden)	352,587	3,038,573
Northern Trust Corp.	203,900	9,383,478
PNC Financial Services Group, Inc.	152,700	9,331,497
Popular, Inc. (Puerto Rico)*	36,920	613,241
Regions Financial Corp.	691,900	4,670,325
Sandy Spring Bancorp, Inc.	47,200	849,600
Standard Chartered PLC (United Kingdom)	413,440	8,981,128
SunTrust Banks, Inc.	347,100	8,410,233

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Financial – Bank & Trust (continued)
Swedbank AB (Sweden) (Class A Stock)	409,021	$6,443,703
TCF Financial Corp.	88,820	1,019,654
U.S. Bancorp	566,900	18,231,504
Wells Fargo & Co.	890,724	29,785,811
Westamerica Bancorporation(a)	21,500	1,014,585
Zions Bancorporation(a)	140,900	2,736,278

		186,416,603

Financial Services — 2.3%
American Express Co.	180,100	10,483,621
Ameriprise Financial, Inc.	84,800	4,431,648
BM&FBOVESPA SA (Brazil)	724,800	3,655,576
China Citic Bank Corp. Ltd. (China) (Class H Stock)	4,658,270	2,407,935
Citigroup, Inc.	461,340	12,645,329
CME Group, Inc.	28,800	7,721,568
Eaton Vance Corp.(a)	32,600	878,570
Franklin Resources, Inc.	47,900	5,316,421
Goldman Sachs Group, Inc. (The)	105,300	10,094,058
Heartland Payment Systems, Inc	38,970	1,172,218
Interactive Brokers Group, Inc. (Class A Stock)	30,100	443,072
JPMorgan Chase & Co.	967,268	34,560,486
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	87,410	3,635,874
Moody’s Corp.	172,300	6,297,565
Morgan Stanley.	541,300	7,897,567
Raymond James Financial, Inc.	32,820	1,123,757
SLM Corp.	126,700	1,990,457
Stifel Financial Corp.*	17,200	531,480
TD Ameritrade Holding Corp.(a)	152,400	2,590,800
Visa, Inc. (Class A Stock)	103,000	12,733,890
Waddell & Reed Financial, Inc. (Class A Stock)(a)	36,400	1,102,192

		131,714,084

Food — 1.9%
Archer-Daniels-Midland Co.	129,700	3,828,744
Compass Group PLC (United Kingdom)	567,878	5,961,016
General Mills, Inc.	324,500	12,506,230
House Foods Corp. (Japan)	70,300	1,194,697
Kellogg Co.	173,800	8,573,554
Kraft Foods, Inc. (Class A Stock)	278,085	10,739,643
Kroger Co. (The)	242,300	5,618,937
Nestle SA (Switzerland)	397,775	23,738,365
Senomyx, Inc.*(a)	204,400	480,340
Tesco PLC (United Kingdom)	2,910,964	14,146,735
Tootsie Roll Industries, Inc.(a)	27,645	659,610
Unilever PLC (United Kingdom)	368,854	12,383,777
Whole Foods Market, Inc.	80,100	7,635,132

		107,466,780

Healthcare Services — 0.9%
Advisory Board Co. (The)*	26,060	1,292,315
AMERIGROUP Corp.*	19,000	1,252,290
Covance, Inc.*	20,600	985,710
Edwards Lifesciences Corp.*	66,100	6,828,130
HCA Holdings, Inc.	139,000	4,229,770
Health Management Associates, Inc. (Class A Stock)*	61,900	485,915

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Services (continued)
Humana, Inc.	27,600	$2,137,344
LifePoint Hospitals, Inc.*	20,100	823,698
Omnicare, Inc.(a)	29,900	933,777
Quest Diagnostics, Inc.	62,700	3,755,730
UnitedHealth Group, Inc.	322,300	18,854,550
WellPoint, Inc.	122,500	7,814,275

		49,393,504

Home Builders — 0.1%
Persimmon PLC (United Kingdom)	637,370	6,102,091
Thor Industries, Inc.	16,700	457,747

		6,559,838

Home Furnishings
Harman International Industries, Inc.(a)	62,400	2,471,040
Tempur-Pedic International, Inc.*	7,800	182,442

		2,653,482

Hotels & Motels — 0.2%
Accor SA (France)	115,939	3,633,226
Choice Hotels International, Inc.	23,200	926,376
Marriott International, Inc. (Class A Stock)(a)	59,248	2,322,522
MGM Resorts International*	65,231	727,978
Starwood Hotels & Resorts Worldwide, Inc.	94,000	4,985,760
Wynn Resorts Ltd.	10,700	1,109,804

		13,705,666

Industrial Products — 0.3%
Actuant Corp. (Class A Stock)(a)	15,600	423,696
Culp, Inc.	51,600	528,900
Harsco Corp.	42,700	870,226
Makita Corp. (Japan)	52,100	1,827,644
Mohawk Industries, Inc.*	8,900	621,487
Myers Industries, Inc.	64,700	1,110,252
Nucor Corp.	110,000	4,169,000
Precision Castparts Corp.	46,100	7,582,989

		17,134,194

Insurance — 2.5%
AIA Group Ltd. (Hong Kong)	1,357,200	4,687,850
Allstate Corp. (The)	383,500	13,457,015
AXA SA (France)	540,085	7,220,254
Berkshire Hathaway, Inc. (Class B Stock)*	232,900	19,407,557
Brown & Brown, Inc.	6,500	177,255
Chubb Corp. (The)	151,700	11,046,794
Employers Holdings, Inc.	27,700	499,708
HCC Insurance Holdings, Inc.	16,500	518,100
Infinity Property & Casualty Corp.	14,500	836,215
ING Groep NV (Netherlands), CVA*	249,124	1,670,156
Loews Corp.	92,700	3,792,357
Markel Corp.*	2,600	1,148,420
Marsh & McLennan Cos., Inc.	254,900	8,215,427
MetLife, Inc.	408,800	12,611,480
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	57,758	8,149,913
ProAssurance Corp.	14,500	1,291,805
Prudential PLC (United Kingdom)	283,006	3,281,451
QBE Insurance Group Ltd. (Australia)	228,384	3,156,435
SeaBright Holdings, Inc.	69,200	615,188
Selective Insurance Group, Inc.	52,200	908,802
Sony Financial Holdings, Inc. (Japan)	286,600	4,677,797

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Insurance (continued)
StanCorp Financial Group, Inc.(a)	15,000	$557,400
Sun Life Financial, Inc. (Canada), (NYSE)	245,900	5,349,853
Sun Life Financial, Inc. (Canada), (XTSE)	68,400	1,488,384
Swiss Life Holding AG (Switzerland)*	30,008	2,828,337
Travelers Cos., Inc. (The)	119,600	7,635,264
W.R. Berkley Corp.	39,400	1,533,448
White Mountains Insurance Group Ltd. (Bermuda)	2,900	1,513,075
Willis Group Holdings PLC (Ireland)	101,600	3,707,384
XL Group PLC (Ireland)	477,100	10,038,184

		142,021,308

Internet Services — 1.8%
Amazon.com, Inc.*	102,500	23,405,875
Ariba, Inc.*	26,600	1,190,616
Baidu, Inc. (China), ADR*	22,200	2,552,556
eBay, Inc.*	104,600	4,394,246
Equinix, Inc.*	1,200	210,780
Google, Inc. (Class A Stock)*	64,100	37,182,487
Groupon, Inc.*(a)	227,580	2,419,175
Kakaku.com, Inc. (Japan)	114,300	3,878,592
Liberty Interactive Corp. (Class A Stock)*	281,800	5,013,222
NetFlix, Inc.*(a)	51,300	3,512,511
Opentable, Inc.*(a)	16,500	742,665
priceline.com, Inc.*	21,400	14,220,728
Tencent Holdings Ltd. (China)	144,500	4,267,271
TIBCO Software, Inc.*	21,600	646,272
Zynga, Inc. (Class A Stock)*(a)	19,700	107,168

		103,744,164

Machinery & Equipment — 0.3%
Applied Industrial Technologies, Inc.	30,300	1,116,555
Babcock & Wilcox Co. (The)*	26,750	655,375
Caterpillar, Inc.	31,000	2,632,210
Cummins, Inc.	89,500	8,673,445
Middleby Corp.*	9,670	963,229
Modec, Inc. (Japan)	55,200	1,068,433
Nordson Corp.	22,000	1,128,380
Stanley Black & Decker, Inc.	36,400	2,342,704
Toshiba Machine Co. Ltd. (Japan)	171,000	891,097

		19,471,428

Manufacturing — 0.1%
EnPro Industries, Inc.*	20,900	781,033
Koppers Holdings, Inc.	27,000	918,000
Pall Corp.	42,700	2,340,387

		4,039,420

Media — 1.1%
AMC Networks, Inc. (Class A Stock)*	18,875	671,006
Charter Communications, Inc. (Class A Stock)*	40,800	2,891,496
Comcast Corp. (Class A Stock)	513,400	16,413,398
Discovery Communications, Inc. (Class C Stock)*	133,626	6,693,326
Informa PLC (United Kingdom)	663,783	3,960,756
Jupiter Telecommunications Co. Ltd. (Japan)	4,682	4,773,666
Liberty Global, Inc. (Class A Stock)*	43,232	2,145,604
Liberty Media Corp.—Liberty Capital (Class A Stock)*(a)	21,900	1,925,229

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Media (continued)
McGraw-Hill Cos., Inc. (The)	86,500	$3,892,500
Television Broadcasts Ltd. (Hong Kong)	461,000	3,213,656
Time Warner Cable, Inc.	98,190	8,061,399
Time Warner, Inc.(a)	270,633	10,419,370

		65,061,406

Medical Products — 0.2%
Fresenius SE & Co. KGaA (Germany)	74,813	7,745,986
St. Jude Medical, Inc.	89,900	3,587,909

		11,333,895

Medical Supplies & Equipment — 1.6%
Abbott Laboratories	230,400	14,853,888
Amgen, Inc.	174,000	12,708,960
Baxter International, Inc.	148,200	7,876,830
C.R. Bard, Inc.	27,800	2,986,832
Charles River Laboratories International, Inc.*	8,200	268,632
Covidien PLC (Ireland)	172,350	9,220,725
DaVita, Inc.*(a)	20,300	1,993,663
DENTSPLY International, Inc.	215,900	8,163,179
Elekta AB (Sweden) (Class B Stock)(a)	123,917	5,662,479
Gen-Probe, Inc.*(a)	13,820	1,136,004
Henry Schein, Inc.*	19,500	1,530,555
Hologic, Inc.*	25,440	458,938
McKesson Corp.	84,300	7,903,125
STERIS Corp.	21,000	658,770
Stryker Corp.	206,100	11,356,110
Thoratec Corp.*	28,600	960,388
Zimmer Holdings, Inc.	82,300	5,296,828

		93,035,906

Metals & Mining — 1.1%
Agnico-Eagle Mines Ltd. (Canada)	97,900	3,965,618
Allied Nevada Gold Corp.*(a)	42,900	1,217,502
Antofagasta PLC (United Kingdom)	209,254	3,579,463
Arch Coal, Inc.(a)	67,280	463,559
BHP Billiton Ltd. (Australia)	289,818	9,440,044
BHP Billiton PLC (United Kingdom)	189,269	5,379,471
Carpenter Technology Corp.	22,100	1,057,264
Cloud Peak Energy, Inc.*	31,200	527,592
Freeport-McMoRan Copper & Gold, Inc.	233,790	7,965,225
Haynes International, Inc.	17,800	906,732
Kobe Steel Ltd. (Japan)	788,000	947,924
Newmont Mining Corp.	110,400	5,355,504
Rio Tinto Ltd. (Australia)	127,918	7,509,667
SSAB AB (Sweden) (Class A Stock)	526,068	4,372,468
Steel Dynamics, Inc.	62,900	739,075
Umicore SA (Belgium)	100,949	4,667,397
United States Steel Corp.(a)	107,200	2,208,320
Vulcan Materials Co.	47,900	1,902,109
Westmoreland Coal Co.*(a)	65,900	530,495

		62,735,429

Office Equipment — 0.2%
Canon, Inc. (Japan)	145,950	5,824,941
Herman Miller, Inc.	39,400	729,688
Xerox Corp.	323,900	2,549,093

		9,103,722

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Oil & Gas — 6.5%
ABB Ltd. (Switzerland)*	228,488	$3,730,798
Anadarko Petroleum Corp.	106,800	7,070,160
Apache Corp.	36,300	3,190,407
Baker Hughes, Inc.	225,640	9,273,804
Beach Energy Ltd. (Australia)	3,520,030	3,427,882
BG Group PLC (United Kingdom)	372,327	7,622,062
BP PLC (United Kingdom), ADR	91,800	3,721,572
Cameron International Corp.*	56,600	2,417,386
Chesapeake Utilities Corp.	21,700	948,724
Chevron Corp.	479,422	50,579,021
China Oilfield Services Ltd. (China) (Class H Stock)	3,594,000	5,218,960
Cimarex Energy Co.	40,361	2,224,698
Concho Resources, Inc.*	37,800	3,217,536
Contango Oil & Gas Co.*	19,400	1,148,480
Devon Energy Corp.	205,000	11,887,950
Eni SpA (Italy)	313,375	6,657,713
EQT Corp.	54,000	2,896,020
Exterran Holdings, Inc.*(a)	72,500	924,375
Exxon Mobil Corp.	1,061,212	90,807,911
FMC Technologies, Inc.*	90,736	3,559,573
Fugro NV (Netherlands), CVA	21,462	1,301,864
GDF Suez (France)	230,434	5,495,365
GeoMet, Inc.*	106,600	34,080
Goodrich Petroleum Corp.*(a)	34,300	475,398
Hess Corp.	212,700	9,241,815
Hollyfrontier Corp.	48,560	1,720,481
Lone Pine Resources, Inc.*	—	—
Marathon Petroleum Corp.	105,800	4,752,536
Murphy Oil Corp.	190,000	9,555,100
Newfield Exploration Co.*(a)	106,800	3,130,308
Noble Corp. (Switzerland)*	91,800	2,986,254
Northern Oil and Gas, Inc.*(a)	70,300	1,120,582
Occidental Petroleum Corp.	68,300	5,858,091
Petroleo Brasileiro SA (Brazil), ADR(a)	173,200	3,141,848
Phillips 66*	203,950	6,779,298
Pioneer Natural Resources Co.(a)	48,500	4,278,185
Range Resources Corp.	63,000	3,897,810
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR(a)	310,500	21,713,265
Saipem SpA (Italy)	102,345	4,557,875
Schlumberger Ltd. (Netherlands)	359,315	23,323,137
Sempra Energy.	118,000	8,127,840
Southwestern Energy Co.*	162,800	5,198,204
Statoil ASA (Norway)	458,638	10,937,842
Superior Energy Services, Inc.*	37,181	752,172
Valero Energy Corp.	217,900	5,262,285
Venoco, Inc.*	29,900	299,299
Whiting Petroleum Corp.*	24,900	1,023,888
WPX Energy, Inc.*	139,400	2,255,492

		367,745,346

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	19,162	653,807
Domtar Corp.	11,666	894,899
International Paper Co.	169,100	4,888,681
Weyerhaeuser Co.	207,346	4,636,257

		11,073,644

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Pharmaceuticals — 3.3%
Alkermes PLC (Ireland)*(a)	31,400	$532,858
Allergan, Inc.	74,200	6,868,694
AmerisourceBergen Corp.	83,300	3,277,855
Astellas Pharma, Inc. (Japan)	170,900	7,457,856
Biogen Idec, Inc.*	73,700	10,640,806
Celgene Corp.*	73,700	4,728,592
Chugai Pharmaceutical Co. Ltd. (Japan)	93,800	1,778,192
CSL Ltd. (Australia)	158,129	6,413,982
Eli Lilly & Co.	202,200	8,676,402
Express Scripts Holding Co.*	229,188	12,795,566
GlaxoSmithKline PLC (United Kingdom)	9,997	227,072
GlaxoSmithKline PLC (United Kingdom), ADR	471,500	21,486,255
Hospira, Inc.*	26,300	919,974
Human Genome Sciences, Inc.*	55,200	724,776
Idenix Pharmaceuticals, Inc.*(a)	57,100	588,130
Medicines Co. (The)*	50,600	1,160,764
Medicis Pharmaceutical Corp. (Class A Stock)	30,300	1,034,745
Merck & Co., Inc.	713,889	29,804,866
Neurocrine Biosciences, Inc.*	119,500	945,245
Pfizer, Inc.	1,739,774	40,014,802
Pharmacyclics, Inc.*(a)	40,800	2,228,088
Roche Holding AG (Switzerland)	36,179	6,249,307
Sanofi (France)	257,815	19,516,855
Theravance, Inc.*(a)	37,800	839,916
Vertex Pharmaceuticals, Inc.*	12,400	693,408

		189,605,006

Pipelines — 0.3%
Spectra Energy Corp.	335,200	9,740,912
Williams Cos., Inc. (The)	322,000	9,280,040

		19,020,952

Printing & Publishing
Consolidated Graphics, Inc.*	13,560	393,918

Real Estate
Forest City Enterprises, Inc. (Class A Stock)*	6,000	87,600

Real Estate Investment Trusts — 1.5%
AvalonBay Communities, Inc.(a)	8,900	1,259,172
Camden Property Trust	22,200	1,502,274
Duke Realty Corp.	92,700	1,357,128
EastGroup Properties, Inc.	23,800	1,268,540
General Growth Properties, Inc.(a)	254,800	4,609,332
Goldcrest Co. Ltd. (Japan)	40,340	623,254
Kerry Properties Ltd. (Bermuda)	1,080,000	4,647,426
LaSalle Hotel Properties(a)	44,400	1,293,816
Lennar Corp. (Class A Stock)(a)	92,300	2,852,993
Mitsui Fudosan Co. Ltd. (Japan)	213,000	4,132,804
PDG Realty SA Empreendimentos e
Participacoes (Brazil)	907,400	1,594,783
Potlatch Corp.	30,360	969,698
Prologis, Inc.(a)	170,391	5,662,093
Public Storage	41,258	5,958,068
Regency Centers Corp.	28,600	1,360,502
Simon Property Group, Inc.	96,461	15,015,119
SL Green Realty Corp.(a)	20,118	1,614,268
Soho China Ltd. (Cayman Islands)	6,768,500	5,195,375
St. Joe Co. (The)*(a)	31,100	491,691

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Unibail-Rodamco SE (France)	33,201	$6,115,974
Vornado Realty Trust	104,600	8,784,308
Weingarten Realty Investors(a)	48,930	1,288,816
Westfield Retail Trust (Australia)	1,798,682	5,275,874

		82,873,308

Restaurants — 0.6%
McDonald’s Corp.	210,300	18,617,859
Sonic Corp.*	91,325	915,076
Starbucks Corp.	263,700	14,060,484

		33,593,419

Retail & Merchandising — 2.9%
Advance Auto Parts, Inc.	17,000	1,159,740
American Eagle Outfitters, Inc.	46,300	913,499
Ascena Retail Group, Inc.*	50,538	941,018
Bed Bath & Beyond, Inc.*	43,300	2,675,940
CarMax, Inc.*(a)	400,200	10,381,188
Casey’s General Stores, Inc.(a)	21,600	1,274,184
Chico’s FAS, Inc.	57,500	853,300
Chipotle Mexican Grill, Inc.*(a)	14,600	5,547,270
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	146,454	8,041,760
CVS Caremark Corp.	214,976	10,045,828
Dick’s Sporting Goods, Inc.	28,800	1,382,400
Dollar General Corp.*	181,100	9,850,029
Esprit Holdings Ltd. (Bermuda)	583,116	755,271
FamilyMart Co. Ltd. (Japan)	127,500	5,835,545
Hibbett Sports, Inc.*(a)	14,800	854,108
Home Depot, Inc. (The)	250,400	13,268,696
Inditex SA (Spain)	43,266	4,472,210
Kingfisher PLC (United Kingdom)	1,317,686	5,944,091
Kohl’s Corp.(a)	309,500	14,079,155
Lojas Renner SA (Brazil)	78,300	2,188,969
Lowe’s Cos., Inc.(a)	34,200	972,648
Macy’s, Inc	213,500	7,333,725
Pantry, Inc. (The)*	32,500	477,750
Parkson Retail Group Ltd. (Cayman Islands).	3,724,500	3,327,116
PPR (France)	47,016	6,701,275
PVH Corp.	4,500	350,055
Ross Stores, Inc.	123,800	7,733,786
Target Corp.	140,900	8,198,971
Wal-Mart Stores, Inc.	231,300	16,126,236
Williams-Sonoma, Inc.	31,800	1,112,046
Yum! Brands, Inc.	146,200	9,418,204
Zhongsheng Group Holdings Ltd. (China)	1,518,000	1,855,434

		164,071,447

Savings & Loan
Capitol Federal Financial, Inc.	91,400	1,085,832

Semiconductors — 1.4%
Applied Materials, Inc.	510,300	5,848,038
ASML Holding NV (Netherlands)	121,021	6,215,179
Atmel Corp.*(a)	1,221,500	8,184,050
Broadcom Corp. (Class A Stock)*	222,880	7,533,344
BTU International, Inc.*	15,800	42,028
Cree, Inc.*(a)	37,100	952,357
Hamamatsu Photonics KK (Japan)	140,200	4,756,406
Intel Corp.	135,600	3,613,740
Intersil Corp. (Class A Stock)	42,200	449,430

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Semiconductors (continued)
Lam Research Corp.*(a)	75,300	$2,841,822
Marvell Technology Group Ltd. (Bermuda)	318,200	3,589,296
Maxim Integrated Products, Inc.	38,000	974,320
Micron Technology, Inc.*	1,095,900	6,915,129
NVIDIA Corp.*	658,300	9,097,706
ON Semiconductor Corp.*	132,210	938,691
Rovi Corp.*	21,500	421,830
Semtech Corp.*	39,510	960,883
Supertex, Inc.*	36,100	680,485
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,808,749	4,951,393
Texas Instruments, Inc.	170,300	4,885,907
Tokyo Electron Ltd. (Japan)	75,300	3,531,186
Xilinx, Inc.	61,800	2,074,626

		79,457,846

Software — 0.1%
Check Point Software Technologies Ltd. (Israel)*(a)	30,500	1,512,495
Fidelity National Information Services, Inc.	61,200	2,085,696

		3,598,191

Telecommunications — 3.3%
Alcatel-Lucent (France)*(a)	1,312,557	2,160,329
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	290,900	7,580,854
American Tower Corp.	162,235	11,341,849
Aruba Networks, Inc.*(a)	77,180	1,161,559
AT&T, Inc.	1,557,117	55,526,792
Crown Castle International Corp.*	130,200	7,637,532
Finisar Corp.*(a)	70,937	1,061,218
Hutchison Telecommunications Hong Kong
Holdings Ltd. (Cayman Islands)	2,157,000	1,005,341
Ixia*(a)	92,300	1,109,446
Juniper Networks, Inc.*	527,400	8,601,894
KDDI Corp. (Japan)	915	5,902,584
Leap Wireless International, Inc.*(a)	65,900	423,737
MetroPCS Communications, Inc.*	79,400	480,370
NII Holdings, Inc.*	34,000	347,820
NTELOS Holdings Corp.	21,850	411,872
QUALCOMM, Inc.	348,100	19,382,208
Rignet, Inc.*	21,324	370,824
SBA Communications Corp. (Class A Stock)*	16,300	929,915
Softbank Corp. (Japan)	141,800	5,278,318
Sprint Nextel Corp.*	1,556,600	5,074,516
Telecom Italia SpA (Italy)	7,738,585	6,271,113
Telefonica SA (Spain)	422,795	5,565,450
Telstra Corp. Ltd. (Australia)	1,599,468	6,060,252
Verizon Communications, Inc.	307,500	13,665,300
Vodafone Group PLC (United Kingdom), ADR	715,192	20,154,111

		187,505,204

Tobacco — 0.5%
Philip Morris International, Inc.	329,100	28,717,266

Toys — 0.1%
Hasbro, Inc.(a)	95,000	3,217,650

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Transportation — 1.2%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	742	$4,865,684
C.H. Robinson Worldwide, Inc.(a)	36,400	2,130,492
Cargotec Oyj (Finland) (Class B Stock)(a)	54,978	1,263,854
Central Japan Railway Co. (Japan)	802	6,316,450
CSX Corp.	319,100	7,135,076
Expeditors International of Washington, Inc.	19,200	744,000
FedEx Corp.	97,900	8,968,619
Greenbrier Cos., Inc.*	36,000	632,880
J.B. Hunt Transport Services, Inc.	6,700	399,320
Kansas City Southern	18,600	1,293,816
Knight Transportation, Inc.	45,200	722,748
Nippon Yusen Kabushiki Kaisha (Japan)	236,000	624,183
RailAmerica, Inc.*	48,000	1,161,600
Union Pacific Corp.	123,200	14,698,992
United Parcel Service, Inc. (Class B Stock)	205,300	16,169,428
UTi Worldwide, Inc. (British Virgin Islands)	33,000	482,130

		67,609,272

Utilities — 1.1%
AES Corp. (The)*	1,076,200	13,807,646
American Electric Power Co., Inc.	61,600	2,457,840
CenterPoint Energy, Inc.	186,500	3,854,955
E.ON AG (Germany)	343,679	7,426,620
Entergy Corp.	126,500	8,588,085
FirstEnergy Corp.	165,408	8,136,420
Great Plains Energy, Inc.	50,700	1,085,487
OGE Energy Corp.	24,700	1,279,213
SembCorp Industries Ltd. (Singapore)	1,892,911	7,747,836
Southwest Gas Corp.	34,580	1,509,417
Sumco Corp. (Japan)*	200,300	1,822,056
TECO Energy, Inc.	144,200	2,604,252

		60,319,827

TOTAL COMMON STOCKS (cost $3,508,026,698)		3,678,901,970

PREFERRED STOCKS — 0.2%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom), (PRFC C)*	54,023,960	84,609

Automobile Manufacturers — 0.2%
General Motors Co., Series B, (PRFC), 4.750%(a)	20,550	682,260
Volkswagen AG (Germany) (PRFC)	58,758	9,308,930

		9,991,190

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	25,900	622,895

Electric
PPL Corp., CVT, 8.750%	2,000	106,940

Financial Services
Ally Financial, Inc., 144A, 7.000%	725	645,952

Telecommunications
Lucent Technologies Capital Trust I, CVT, 7.750%*	1,700	1,147,500

TOTAL PREFERRED STOCKS (cost $12,156,794)		12,599,086

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 0.8%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A
4.060%	05/16/16(g)	Aaa	$1,625	$1,681,586
Series 2010-1, Class A4
2.300%	12/15/14	Aaa	985	1,004,033
Ally Master Owner Trust,
Series 2011-3, Class A2
1.810%	05/15/16	Aaa	1,135	1,151,641
AmeriCredit Automobile Receivables Trust,
Series 2010-2, Class B
2.730%	03/09/15	Aaa	1,017	1,027,546
Series 2011-5, Class A3
1.550%	07/08/16	Aaa	1,930	1,952,307
Series 2012-1, Class A3
1.230%	09/08/16	Aaa	550	553,359
Cabela’s Master Credit Card Trust,
Series 2012-1A, Class A1, 144A
1.630%	02/18/20(g)	AAA(d)	2,438	2,467,946
CarMax Auto Owner Trust,
Series 2009-2, Class B
4.650%	08/17/15	AA+(d)	1,335	1,403,435
Series 2012-1, Class A4
1.250%	06/15/17	AAA(d)	1,565	1,583,274
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.630%	09/15/15	Aaa	99	102,918
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Caa1	23	16,395
CIT Equipment Collateral,
Series 2012-VT1, Class A3, 144A
1.100%	08/22/16(g)	Aaa	1,210	1,210,442
CNH Equipment Trust,
Series 2010-C, Class A4
1.750%	05/16/16	Aaa	1,900	1,931,434
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.847%(c)	01/25/34	Caa3	951	611,353
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2, 144A
5.216%	01/25/42(g)	Baa1	5,609	5,848,739
Ford Credit Auto Lease Trust,
Series 2012-A, Class A4
1.030%	04/15/15	Aaa	825	828,214
Ford Credit Auto Owner Trust,
Series 2009-D, Class D, 144A
8.140%	02/15/16(g)	Aaa	400	436,169
Ford Credit Floorplan Master Owner Trust,
Series 2012-2, Class A
1.920%	01/15/19	Aaa	1,945	1,978,372
GE Capital Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	Aaa	2,515	2,568,206
Huntington Auto Trust,
Series 2011-1A, Class B, 144A
1.840%	01/17/17(g)	Aa2	120	121,103
Series 2011-1A, Class C, 144A
2.530%	03/15/17(g)	A2	575	586,080
Series 2012-1, Class A4
1.180%	06/15/17	Aaa	2,465	2,488,238

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust,
Series 2012-A, Class A4
0.950%	12/15/16	Aaa	$2,425	$2,438,216
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A
5.737%	04/20/28(g)	Aaa	82	83,920
Series 2006-2A, Class A, 144A
5.362%	10/20/28(g)	Aaa	23	22,875
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.992%(c)	09/25/35	Baa1	587	489,664
MortgageIT Trust,
Series 2005-2, Class 1A1
5.000%	05/25/35	Baa2	2,132	1,811,512
Nordstrom Private Label Credit Card Master Note Trust,
Series 2011-1A, Class A, 144A
2.280%	11/15/19(g)	Aaa	2,240	2,316,296
SMART Trust (Australia),
Series 2011-1USA, Class A3A, 144A
1.770%	10/14/14(g)	Aaa	1,253	1,257,765
Series 2011-2USA, Class A3A, 144A
1.540%	03/14/15(g)	Aaa	830	834,518
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%	08/25/36	Aa3	444	429,916
Wheels SPV LLC,
Series 2012-1, Class A3, 144A
1.530%	03/20/21(g)	AAA(d)	625	626,675
World Omni Auto Receivables Trust,
Series 2011-B, Class A3
0.960%	08/15/16	Aaa	2,180	2,192,598

TOTAL ASSET-BACKED SECURITIES (cost $43,509,483)				44,056,745

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
American Tower Trust,
Series 2007-1A, Class D, 144A
5.957%	04/15/37(g)	Baa2	250	261,835
Banc of America Commercial Mortgage, Inc.,
Series 2007-1, Class AAB
5.422%	01/15/49	Aaa	2,812	2,986,932
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	142	143,012
Series 2007-5, Class A4
5.492%	02/10/51	A+(d)	5,363	6,116,979
Series 2008-1, Class A4
6.395%(c)	02/10/51	Aaa	5,765	6,772,566
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	212	220,726
Series 2006-PW12, Class A4
5.902%(c)	09/11/38	Aaa	300	340,775
Series 2007-PW17, Class A4
5.694%(c)	06/11/50	A+(d)	2,795	3,218,996
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%	12/10/46	Aaa	4,480	5,033,002

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-C9, Class A4
6.007%(c)	12/10/49	Aaa	$5,300	$6,175,820
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2
3.642%	08/10/44	Aaa	1,365	1,471,358
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569%	08/10/42	Aaa	765	774,645
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	82	83,564
Series 2006-GG7, Class A4
6.071%(c)	07/10/38	Aaa	1,775	2,023,195
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%(c)	04/10/38	AA-(d)	1,815	2,018,407
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	181	187,573
Series 2006-CB15, Class A4
5.814%(c)	06/12/43	Aaa	1,450	1,618,283
Series 2006-CB16, Class A4
5.552%	05/12/45	Aaa	1,635	1,845,326
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3	4,630	5,122,382
Series 2007-C1, Class A4
5.716%	02/15/51	Aaa	2,945	3,332,818
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	Aaa	1,685	1,947,847
Series 2011-C3, Class B, 144A
5.013%(c)	02/15/46(g)	AA(d)	345	366,046
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.067%(c)	06/15/38	Aaa	2,425	2,767,788
Series 2006-C7, Class A3
5.347%	11/15/38	AAA(d)	861	969,329
Series 2007-C2, Class A3
5.430%	02/15/40	A-(d)	260	290,229
Series 2008-C1, Class AM
6.314%(c)	04/15/41	Aa3	370	389,292
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class AM
5.782%(c)	08/12/43	A2	1,310	1,363,380
Series 2007-C1, Class A4
6.027%(c)	06/12/50	A+(d)	3,355	3,727,657
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%	03/15/45	Aaa	2,108	2,369,082
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class B, 144A
5.174%(c)	02/15/44(g)	Aa2	700	757,215

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $61,381,136)				64,696,059

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS — 11.8%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	Baa3	$1,280	$1,299,488
10.000%	07/15/17	Baa3	1,885	2,130,050
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	250	213,750
Sr. Notes, 144A
10.000%	08/15/18	Caa2	375	322,500
Lamar Media Corp.,
Gtd. Notes, 144A
5.875%	02/01/22(a)	B1	1,025	1,050,625
Omnicom Group, Inc.,
Gtd. Notes
4.450%	08/15/20	Baa1	2,515	2,711,847
6.250%	07/15/19	Baa1	840	993,712
WPP Finance 2010 (United Kingdom),
Gtd. Notes
4.750%	11/21/21(a)	Baa2	1,060	1,112,307

				9,834,279

Aerospace & Defense — 0.1%
Ducommun, Inc.,
Gtd. Notes
9.750%	07/15/18	B3	525	552,563
Embraer SA (Brazil),
Sr. Unsec’d. Notes
5.150%	06/15/22	Baa3	240	246,360
Esterline Technologies Corp.,
Gtd. Notes
7.000%	08/01/20	Ba3	125	137,500
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3	500	538,750
L-3 Communications Corp.,
Gtd. Notes
4.750%	07/15/20	Baa3	1,365	1,455,929
6.375%	10/15/15	Ba1	200	204,375
Moog, Inc.,
Sr. Sub. Notes
7.250%	06/15/18	Ba3	75	79,500
Sequa Corp.,
Gtd. Notes, 144A
11.750%	12/01/15	Caa2	175	184,625
Gtd. Notes, PIK, 144A
13.500%	12/01/15	Caa2	75	79,500
Spirit Aerosystems, Inc.,
Gtd. Notes
7.500%	10/01/17	Ba3	75	81,562
Transdigm, Inc.,
Gtd. Notes
7.750%	12/15/18(a)	B3	620	680,450

				4,241,114

Agriculture
Mriya Agro Holding PLC (Cyprus),
Sr. Unsec’d. Notes, 144A
10.950%	03/30/16	B(d)	300	256,780

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines — 0.1%
Continental Airlines 2009-1 Pass-Through Trust,
Pass-Through Certificates
9.000%	01/08/18	Baa2	$372	$426,406
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	Baa2	253	286,965
Continental Airlines 2009-2 Class B Pass-Through Trust,
Pass-Through Certificates
9.250%	05/10/17	Ba2	20	21,407
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22(a)	Baa2	270	283,863
Continental Airlines 2012-1 Class A Pass-Through Trusts,
Pass-Through Certificates
4.150%	04/11/24(a)	Baa2	865	852,025
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15(a)	Ba2	1,150	1,181,625
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Series 21-2, Pass-Through Certificates
4.950%	11/23/20(a)	Baa2	426	451,071
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Series 211-1, Pass-Through Certificates
5.300%	10/15/20	Baa2	172	183,844
Delta Air Lines, Inc.,
Sec’d. Notes, 144A
12.250%	03/15/15(a)	B2	775	842,813
Sr. Sec’d. Notes, 144A
9.500%	09/15/14	Ba2	377	398,206
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3	1,425	1,563,985
TAM Capital 2, Inc. (Cayman Islands),
Gtd. Notes
9.500%	01/29/20	BB-(d)	470	505,861
TAM Capital 3, Inc. (Cayman Islands),
Gtd. Notes, 144A
8.375%	06/03/21	BB-(d)	270	280,125
United Air Lines, Inc.,
Sec’d. Notes, 144A
12.000%	11/01/13	B3	75	78,188

				7,356,384

Automobile Manufacturers
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19(a)	B2	1,000	1,027,500
8.250%	06/15/21(a)	B2	475	488,063
Oshkosh Corp.,
Gtd. Notes
8.250%	03/01/17	B2	675	739,125
8.500%	03/01/20	B2	150	166,500

				2,421,188

Automotive Parts — 0.1%
Allison Transmission, Inc.,
Gtd. Notes, 144A
7.125%	05/15/19	Caa1	550	573,375

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Automotive Parts (continued)
Ashtead Capital, Inc.,
Gtd. Notes, 144A
6.500%	07/15/22	B2	$225	$225,000
Delphi Corp.,
Gtd. Notes
5.875%	05/15/19	Ba2	250	266,875
6.125%	05/15/21(a)	Ba2	300	327,750
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
7.000%	05/15/22(a)	B1	200	199,750
8.250%	08/15/20	B1	350	370,562
8.750%	08/15/20	B1	125	133,281
O’Reilly Automotive, Inc.,
Gtd. Notes
4.875%	01/14/21	Baa3	1,110	1,193,266
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.500%	04/15/16	B2	625	575,000

				3,864,859

Beverages — 0.1%
Coca-Cola Femsa SAB de CV (Mexico),
Sr. Unsec’d. Notes
4.625%	02/15/20	A2	1,060	1,176,600
Constellation Brands, Inc.,
Gtd. Notes
6.000%	05/01/22	Ba1	475	510,625
Corp. Lindley SA (Peru),
Sr. Unsec’d. Notes, 144A
6.750%	11/23/21	BB+(d)	145	156,600
Cott Beverages, Inc.,
Gtd. Notes
8.125%	09/01/18	B3	425	463,781
8.375%	11/15/17	B3	175	190,313
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22(a)(g)	Baa3	1,360	1,409,167

				3,907,086

Biotechnology
Bio-Rad Laboratories, Inc.,
Sr. Sub. Notes
8.000%	09/15/16	Ba2	125	138,125
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/16	Ba1	755	786,022
4.400%	03/01/15	Ba1	665	706,701

				1,630,848

Broadcasting — 0.1%
Clear Channel Communications, Inc.,
Gtd. Notes, PIK
11.000%	08/01/16	Ca	300	186,000
Sr. Unsec’d. Notes
7.250%	10/15/27	Ca	125	55,313
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
8.375%	03/01/39(a)(g)	Baa2	1,180	1,660,605

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Broadcasting (continued)
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.,
Sec’d. Notes
8.875%	04/15/17	B3	$925	$977,031

				2,878,949

Building & Construction
Dycom Investments, Inc.,
Gtd. Notes
7.125%	01/15/21	Ba3	350	358,750
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19	B2	675	725,625

				1,084,375

Building Materials — 0.2%
Associated Materials LLC,
Sr. Sec’d. Notes
9.125%	11/01/17(a)	B3	550	490,875
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3	650	695,500
Cemex Espana Luxembourg (Spain),
Sr. Sec’d. Notes
9.875%	04/30/19	B-(d)	250	221,563
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.461%(c)	09/30/15	B-(d)	375	341,620
9.000%	01/11/18	B-(d)	450	401,625
China Shanshui Cement Group Ltd. (Cayman Islands),
Gtd. Notes, 144A
8.500%	05/25/16	BB-(d)	900	879,750
10.500%	04/27/17	BB-(d)	294	294,735
Corp. GEO SAB de CV (Mexico),
Gtd. Notes, 144A
8.875%	03/27/22	Ba3	200	206,000
9.250%	06/30/20	Ba3	290	301,600
Euramax International, Inc.,
Sr. Sec’d. Notes
9.500%	04/01/16	Caa1	375	330,938
Holcim US Finance Sarl & Cie SCS (Luxembourg),
Gtd. Notes, 144A
6.000%	12/30/19(a)(g)	Baa2	1,322	1,386,047
Masco Corp.,
Sr. Unsec’d. Notes
5.850%	03/15/17	Ba2	325	340,678
6.125%	10/03/16	Ba2	175	186,760
Nortek, Inc.,
Gtd. Notes
8.500%	04/15/21	Caa1	825	806,438
10.000%	12/01/18	Caa1	400	420,000
Owens Corning,
Gtd. Notes
9.000%	06/15/19	Ba1	425	529,911
Texas Industries, Inc.,
Gtd. Notes
9.250%	08/15/20	Caa2	175	175,000
Urbi Desarrollos Urbanos SAB de CV (Mexico),
Gtd. Notes
8.500%	04/19/16	Ba3	350	353,500

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Building Materials (continued)
Gtd. Notes, 144A
9.500%	01/21/20	Ba3	$300	$313,500
USG Corp.,
Gtd. Notes, 144A
8.375%	10/15/18	B2	50	52,500
9.750%	08/01/14	B2	300	333,000
West China Cement Ltd. (Channel Islands),
Gtd. Notes
7.500%	01/25/16	Ba3	200	179,000
Gtd. Notes, 144A
7.500%	01/25/16	Ba3	300	268,500

				9,509,040

Cable Television — 0.1%
Belo Corp.,
Gtd. Notes
8.000%	11/15/16	Ba1	350	382,813
Coleman Cable, Inc.,
Gtd. Notes
9.000%	02/15/18	B3	175	180,250
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.500%	04/15/14	Ba3	425	467,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17	Baa2	3,455	3,477,751
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
9.500%	03/15/21	Caa1	EUR 525	720,862
Unitymedia Hessen/NRW (Germany),
Sr. Sec’d. Notes, 144A
8.125%	12/01/17	B1	475	510,625
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	05/15/19(a)	B2	275	283,250
7.875%	11/01/20	B2	1,825	1,952,750

				7,975,801

Chemicals — 0.2%
Ashland, Inc.,
Sr. Sec’d. Notes
9.125%	06/01/17	Baa3	900	990,000
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	Baa3	590	640,072
8.550%	05/15/19	Baa3	1,500	1,995,111
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	Ba3	525	538,125
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sec’d. Notes
9.000%	11/15/20(a)	Caa1	210	181,125
Sr. Sec’d. Notes
8.875%	02/01/18(a)	B3	925	943,500
Huntsman International LLC,
Gtd. Notes
8.625%	03/15/20	B3	75	84,188
8.625%	03/15/21(a)	B3	375	422,812

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	B1	$575	$595,125
9.000%	05/15/15	Ba3	200	211,000
LyondellBasell Industries NV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.000%	04/15/19	Ba2	550	576,812
6.000%	11/15/21	Ba2	400	439,000
Momentive Performance Materials, Inc.,
Gtd. Notes
11.500%	12/01/16	Caa2	600	447,000
Sec’d. Notes
9.000%	01/15/21(a)	Caa1	150	113,625
PolyOne Corp.,
Sr. Unsec’d. Notes
7.375%	09/15/20(a)	Ba3	575	610,938
Solutia, Inc.,
Gtd. Notes
8.750%	11/01/17	B1	880	988,900

				9,777,333

Clothing & Apparel
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	325	342,062
8.000%	12/15/16	B1	100	110,125
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.750%	05/15/18	B2	EUR 250	327,449
Sr. Unsec’d. Notes, 144A
6.875%	05/01/22	B2	575	590,094

				1,369,730

Coal — 0.1%
Arch Coal, Inc.,
Gtd. Notes
7.250%	06/15/21(a)	B1	600	502,500
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	100	103,750
8.250%	04/01/20(a)	B1	1,375	1,443,750
Mongolian Mining Corp. (Cayman Islands),
Gtd. Notes, 144A
8.875%	03/29/17	B1	400	400,000
Peabody Energy Corp.,
Gtd. Notes, 144A
6.000%	11/15/18(a)	Ba1	400	398,000
6.250%	11/15/21(a)	Ba1	400	396,000
Yancoal International Resources Development Co. Ltd. (Hong Kong),
Gtd. Notes, 144A
5.730%	05/16/22	Baa3	570	564,461

				3,808,461

Commercial Banks — 0.3%
Amsouth Bank,
Sub. Notes
5.200%	04/01/15	Ba3	400	408,000
Banco Bradesco SA/Cayman Islands (Brazil),
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Commercial Banks (continued)
4.500%	01/12/17	Baa1 $	200	$208,360
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	09/16/20	Baa2	310	320,075
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22	Aa3	300	307,211
Banco do Estado do Rio Grande do Sul (Brazil),
Sub. Notes, 144A
7.375%	02/02/22	Ba1	320	333,379
BanColombia SA (Colombia),
Sr. Unsec’d. Notes
5.950%	06/03/21	Baa2	450	480,375
Bank of Georgia JSC (Georgia),
Sr. Unsec’d. Notes, 144A
7.750%	07/05/17	Ba3	1,200	1,188,756
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	Aa3	985	973,747
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/18(a)	B1	825	851,813
5.375%	05/15/20(a)	B1	2,675	2,728,500
Sr. Unsec’d. Notes, 144A
4.750%	02/15/15(a)	B1	425	435,094
5.500%	02/15/19(a)	B1	1,550	1,592,625
6.625%	04/01/18(a)	B2	950	1,023,625
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17(g)	A1	1,895	1,916,639
Halyk Savings Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
7.250%	05/03/17	Ba3	400	398,000
Itau Unibanco Holding SA (Brazil),
Sub. Notes, 144A
5.650%	03/19/22	Baa2	400	401,520
Kazkommertsbank JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
8.500%	05/11/18	B2	800	676,000
Regions Bank,
Sub. Notes
7.500%	05/15/18(a)	Ba3	250	281,250
UnionBanCal Corp.,
Sr. Unsec’d. Notes
3.500%	06/18/22	A3	165	166,660

				14,691,629

Commercial Services — 0.1%
Alliance Data Systems Corp.,
Unsec’d. Notes, 144A
6.375%	04/01/20(a)	NR	500	512,500
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	05/01/16(a)	B3	350	358,316
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
9.625%	03/15/18(a)	B2	775	848,625
Ceridian Corp.,
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Commercial Services (continued)
8.875%	07/15/19	B1	$250	$258,125
CoreLogic, Inc.,
Gtd. Notes, 144A
7.250%	06/01/21	Ba3	575	589,375
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
6.850%	07/02/37	Baa3	200	196,500
Sr. Unsec’d. Notes, 144A
6.850%	07/02/37	Baa3	320	314,400
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	250	263,750
Garda World Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
9.750%	03/15/17	B2	125	132,188
iPayment, Inc.,
Gtd. Notes
10.250%	05/15/18	B3	625	568,750
Lender Processing Services, Inc.,
Gtd. Notes
8.125%	07/01/16(a)	Ba2	455	474,338
Pharmaceutical Product Development, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3	375	410,156
Seminole Indian Tribe of Florida,
Notes, 144A
7.750%	10/01/17	Ba1	475	517,750
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21	Ba3	350	401,625
ServiceMaster Co.,
Gtd. Notes
8.000%	02/15/20	B3	175	190,531
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc.,
Gtd. Notes
10.750%	08/01/16	B3	725	768,500
UR Financing Escrow Corp.,
Sec’d Notes, 144A
5.750%	07/15/18	Ba3	525	546,000
Verisk Analytics, Inc.,
Gtd. Notes
5.800%	05/01/21	Ba1	710	792,427

				8,143,856

Computer Hardware
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.000%	09/15/16(a)	A2	1,905	1,959,454
4.650%	12/09/21	A2	330	345,907

				2,305,361

Computer Services & Software — 0.1%
Affiliated Computer Services, Inc.,
Sr. Unsec’d. Notes
5.200%	06/01/15	BBB-(d)	390	419,507
First Data Corp.,
Gtd. Notes
12.625%	01/15/21(a)	Caa1	1,300	1,301,625
Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Computer Services & Software (continued)
7.375%	06/15/19(a)	B1	$1,900	$1,938,000
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	Baa2	580	597,918
iGate Corp.,
Gtd. Notes
9.000%	05/01/16(a)	B2	1,250	1,337,500
JDA Software Group, Inc.,
Gtd. Notes
8.000%	12/15/14	B1	325	344,500
Seagate HDD Cayman (Cayman Islands),
Sr. Unsec’d. Notes
6.875%	05/01/20	Ba1	275	296,656
Seagate Technology HDD Holdings (Cayman Islands),
Gtd. Notes
6.800%	10/01/16	Ba1	25	27,781

				6,263,487

Conglomerates — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21(a)	Baa1	1,450	1,644,367
9.250%	08/06/19	Baa1	1,690	2,347,895

				3,992,262

Construction
Aeropuertos Argentina 2000 SA (Argentina),
Sr. Sec’d. Notes, 144A
10.750%	12/01/20	B2	141	115,620
BAA Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
4.875%	07/15/23(g)	A-(d)	1,095	1,153,412

				1,269,032

Consumer Products & Services
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	B2	250	250,625
Controladora Mabe SA CV (Mexico),
Gtd. Notes, 144A
7.875%	10/28/19	BB+(d)	450	470,250
Prestige Brands, Inc.,
Gtd. Notes, 144A
8.125%	02/01/20	B3	200	219,500
Scotts Miracle-Gro Co. (The),
Gtd. Notes
7.250%	01/15/18	B1	75	81,000
Sealy Mattress Co.,
Gtd. Notes
8.250%	06/15/14(a)	Caa1	150	148,125
Sr. Sec’d. Notes, 144A
10.875%	04/15/16	Ba3	616	668,366

				1,837,866

Containers & Packaging — 0.1%
AEP Industries, Inc.,
Sr. Unsec’d. Notes
8.250%	04/15/19(a)	B2	225	234,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Containers & Packaging (continued)
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1	$125	$136,094
7.375%	09/01/19	Ba1	75	82,875
Beverage Packaging Holdings Luxembourg II SA (Luxembourg),
Gtd. Notes, 144A
8.000%	12/15/16	Caa1	EUR 925	1,100,354
BWAY Holding Co.,
Gtd. Notes
10.000%	06/15/18	B3	475	522,500
Crown Americas LLC/Crown Americas Capital Corp. II,
Gtd. Notes
7.625%	05/15/17	Ba3	25	27,000
Graphic Packaging International, Inc.,
Gtd. Notes
7.875%	10/01/18	B2	200	220,000
9.500%	06/15/17	B2	100	110,000
Greif, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/19	Ba2	25	28,500
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3	100	111,500
Plastipak Holdings, Inc.,
Sr. Notes, 144A
10.625%	08/15/19	B3	175	198,406
Rock-Tenn Co.,
Unsec’d. Notes, 144A
4.450%	03/01/19(a)	Ba1	110	112,991
4.900%	03/01/22(a)	Ba1	70	72,113
Sealed Air Corp.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B1	25	27,000
Tekni-Plex, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	06/01/19	Caa1	400	404,000

				3,387,333

Distribution/Wholesale
HD Supply, Inc.,
Sec’d Notes, 144A
11.000%	04/15/20(a)	Caa1	375	403,594
Sr. Sec’d. Notes, 144A
8.125%	04/15/19(a)	B2	625	675,000
Minerva Overseas II Ltd. (Cayman Islands),
Gtd. Notes, 144A
10.875%	11/15/19	B2	485	486,212

				1,564,806

Diversified Financial Services — 0.3%
AerCap Aviation Solutions BV (Netherlands),
Gtd. Notes, 144A
6.375%	05/30/17	BB+(d)	450	452,250
Air Lease Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	04/01/17	NR	700	689,500
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3	75	75,750

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
7.625%	04/15/20	Ba3		$650	$659,750
9.750%	08/01/18(a)	Ba3		525	581,438
CNH Capital LLC,
Gtd. Notes, 144A
6.250%	11/01/16	Ba2		575	615,250
Discover Financial Services,
Sr. Unsec’d. Notes
10.250%	07/15/19	Ba1		400	518,734
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14(g)	Baa1		430	432,581
5.250%	10/01/20(g)	Baa1		550	612,513
Sr. Notes, 144A
4.500%	08/16/21(g)	Baa1		320	340,405
Fiat Industrial Finance Europe SA (Luxembourg),
Gtd. Notes, MTN
6.250%	03/09/18	Ba2	EUR	575	734,933
General Motors Financial Co., Inc.,
Gtd. Notes
6.750%	06/01/18	Ba3		425	464,578
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
4.347%	06/15/41(g)	A2		500	523,382
7.628%	06/15/16	Ba3		375	376,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18(a)	Ba3		950	1,009,375
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18(a)	Ba3		400	441,000
Sr. Unsec’d. Notes
4.875%	04/01/15	Ba3		375	376,856
5.750%	05/15/16	B1		575	583,385
8.250%	12/15/20(a)	B1		500	572,586
8.625%	01/15/22(a)	B1		350	405,325
8.875%	09/01/17	B1		475	535,562
Sr. Unsec’d. Notes, MTN
6.625%	11/15/13	B1		1,100	1,135,750
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	Baa2		745	731,962
5.875%	06/08/14	Baa2		636	658,419
8.500%	07/15/19	Baa2		305	330,925
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	03/15/20	Ba1		1,425	1,485,562
5.875%	03/15/22	Ba1		525	548,625
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19(a)	B3		325	337,594
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20	B2		925	966,625

					17,197,490

Diversified Operations
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	B1		125	132,188

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric — 0.5%
AES Andres Dominicana Ltd./Itabo Dominicana Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
9.500%	11/12/20	B(d)	$200	$206,000
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/15/21(a)	B1	625	675,000
7.875%	07/31/20	B1	100	110,250
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21	Baa2	1,495	1,634,035
Centrais Eletricas do Para SA (Brazil),
Sr. Unsec’d. Notes, 144A
10.500%	06/03/16(g)	B3	550	148,549
CMS Energy Corp.,
Sr. Unsec’d. Notes
5.050%	03/15/22	Ba1	240	248,937
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
5.750%	02/14/42	Baa1	3,800	3,990,000
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20(a)	Baa3	1,255	1,389,211
Dolphin Subsidiary II, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/21(a)	Ba1	1,075	1,193,250
EDP Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.375%	11/02/12(g)	Baa3	790	791,501
Electricite de France (France),
Sr. Unsec’d. Notes, 144A
6.950%	01/26/39(g)	Aa3	250	296,081
Empresa de Energia de Bogota SA (Colombia),
Sr. Unsec’d. Notes, 144A
6.125%	11/10/21	Baa3	700	738,500
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3	1,500	1,592,354
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B3	950	883,500
9.500%	10/15/18(a)	B3	525	519,094
Iberdrola Finance Ireland Ltd. (Ireland),
Gtd. Notes, 144A
3.800%	09/11/14(g)	A3	860	836,851
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
9.375%	01/28/20	Baa2	600	681,244
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.125%	09/16/15(g)	A1	860	878,714
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.750%	01/20/20	Ba1	1,320	1,574,100
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
5.900%	11/15/39(g)	A3	750	955,162
NiSource Finance Corp.,
Gtd. Notes
5.250%	02/15/43	Baa3	1,285	1,302,937

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (continued)
5.950%	06/15/41	Baa3	$540	$603,505
6.250%	12/15/40	Baa3	820	935,473
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	B1	575	595,125
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba2	705	787,013
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.550%	12/01/41(g)	Baa1	640	609,385
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21	Ba1	900	940,500
PPL WEM Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.900%	05/01/16(g)	Baa3	1,020	1,069,020
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	Baa1	430	497,461

				26,682,752

Electronic Components & Equipment — 0.1%
Anixter, Inc.,
Gtd. Notes
5.625%	05/01/19	Ba3	750	774,375
Energizer Holdings, Inc.,
Gtd. Notes
4.700%	05/24/22	Baa3	1,545	1,611,996
MEMC Electronic Materials, Inc.,
Gtd. Notes
7.750%	04/01/19	B1	600	474,000

				2,860,371

Energy – Alternate Sources
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24	Ba3	900	1,161,000

Engineering & Construction
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes
7.875%	01/31/18	B2	150	154,500
Sr. Sec’d. Notes, 144A
7.875%	01/31/18	B2	300	309,000
Odebrecht Finance Ltd. (Cayman Islands),
Gtd. Notes, 144A
5.125%	06/26/22(a)(g)	Baa3	1,250	1,237,875
6.000%	04/05/23	Baa3	400	421,320
7.125%	06/26/42	Baa3	230	228,850

				2,351,545

Entertainment & Leisure — 0.2%
AMC Entertainment, Inc.,
Gtd. Notes
8.750%	06/01/19	B1	725	777,563
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21(a)	B3	100	107,000
Gtd. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Entertainment & Leisure (continued)
7.500%	04/15/21	B3	$260	$278,200
Boyd Gaming Corp.,
Gtd. Notes
9.125%	12/01/18(a)	B3	275	283,250
Gtd. Notes, 144A
9.000%	07/01/20(a)	B3	350	350,875
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp.,
Gtd. Notes
9.125%	08/01/18	B2	175	194,250
Cinemark USA, Inc.,
Gtd. Notes
7.375%	06/15/21	B3	300	325,500
8.625%	06/15/19(a)	B2	1,375	1,522,813
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%	12/01/16	B2	400	438,500
National CineMedia LLC,
Sr. Sec’d. Notes, 144A
6.000%	04/15/22	Ba2	325	330,688
NCL Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes
11.750%	11/15/16	B2	225	258,188
Sr. Unsec’d. Notes
9.500%	11/15/18	Caa1	150	162,750
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.875%	04/15/17	B2	775	809,875
Pinnacle Entertainment, Inc.,
Gtd. Notes
7.750%	04/01/22(a)	B3	500	534,375
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B2	350	385,875
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18(a)	B3	425	467,500
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	B2	625	640,625
Speedway Motorsports, Inc.,
Gtd. Notes
8.750%	06/01/16	Ba2	900	978,750
WMG Acquisition Corp.,
Sr. Sec’d. Notes
9.500%	06/15/16(a)	Ba2	200	218,000
Sr. Sec’d. Notes, 144A
9.500%	06/15/16	Ba2	100	109,000

				9,173,577

Environmental Control — 0.1%
Darling International, Inc.,
Gtd. Notes
8.500%	12/15/18	Ba3	75	84,188
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22(a)	Baa3	1,070	1,081,566
5.700%	05/15/41	Baa3	1,545	1,772,313

				2,938,067

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Farming & Agriculture — 0.1%
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.200%	06/15/17(a)	Baa2	$1,600	$1,603,544
Bunge NA Finance LP,
Gtd. Notes
5.900%	04/01/17	Baa2	560	626,460
MHP SA (Luxembourg),
Gtd. Notes
10.250%	04/29/15	B3	1,360	1,310,714

3,540,718

Financial – Bank & Trust — 0.7%
Akbank TAS (Turkey),
Sr. Unsec’d. Notes
5.125%	07/22/15	Baa2	100	101,880
6.500%	03/09/18	Baa2	500	523,750
Sr. Unsec’d. Notes, 144A
6.500%	03/09/18	Ba1	150	157,125
Banco de Galicia y Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	05/04/18	B2	500	357,500
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	2,490	2,536,556
5.650%	05/01/18(a)	Baa1	995	1,063,947
6.500%	08/01/16	Baa1	3,195	3,508,538
Sub. Notes
5.750%	08/15/16(a)	Baa2	165	171,580
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
5.125%	01/08/20(a)	Aa3	360	390,659
5.200%	07/10/14(a)	Aa3	935	985,109
6.750%	05/22/19	Aa3	255	297,469
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.125%	07/15/14	Baa1	585	589,980
2.150%	03/23/15	Baa1	1,535	1,546,965
7.375%	05/23/14	Baa1	270	296,599
Cosan Finance Ltd. (Cayman Islands),
Gtd. Notes
7.000%	02/01/17	Ba2	100	108,200
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.500%	03/15/22	Baa1	735	742,770
3.625%	01/25/16	Baa1	1,065	1,123,314
Sub. Notes
8.250%	03/01/38	Baa2	215	291,791
GTB Finance B.V. (Netherlands),
Gtd. Notes, 144A
7.500%	05/19/16	B+(d)	400	419,800
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
5.100%	04/05/21(a)	Aa2	2,680	2,992,086
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	345	365,290
5.100%	03/24/21(a)	Baa1	405	451,700
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Financial – Bank & Trust (continued)
3.125%	03/20/17(a)(g)	Aa3	$2,510	$2,520,715
Sub. Notes, 144A
4.875%	05/13/21(a)(g)	Aa3	1,590	1,549,196
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22(a)	A3	2,705	2,758,570
3.625%	02/08/15	A3	1,280	1,359,505
Promsvyazbank OJSC Via PSB Finance SA (Luxembourg),
Sr. Notes, 144A
6.200%	04/25/14	Ba2	800	780,103
Provident Funding Associates LP/PFG Finance Corp.,
Sr. Notes, 144A
10.125%	02/15/19	B2	200	186,000
Sr. Sec’d. Notes, 144A
10.250%	04/15/17	Ba3	175	182,438
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba3	260	273,000
Royal Bank of Scotland PLC (The) (United Kingdom),
Gtd. Notes
3.400%	08/23/13	A2	1,735	1,752,966
Standard Bank PLC (United Kingdom),
Sub. Notes, MTN
8.125%	12/02/19	Baa3	760	826,500
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.850%	04/27/15(g)	A2	170	177,829
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/16	Baa1	800	830,698
Synovus Financial Corp.,
Sr. Unsec’d. Notes
7.875%	02/15/19	B2	225	236,812
Sub. Notes
5.125%	06/15/17	B3	425	391,000
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	04/20/21	Ba1	600	612,000
U.S. Bancorp,
Jr. Sub. Notes
3.442%	02/01/16(a)	A2	1,530	1,586,379
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	3,495	3,596,226

				38,642,545

Financial Services — 1.3%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland),
Gtd. Notes
8.700%	08/07/18	Baa1	500	623,250
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Ireland),
Sr. Unsec’d. Notes, 144A
7.875%	09/25/17	Ba1	400	402,600
Ally Financial, Inc.,
Gtd. Notes
4.625%	06/26/15(a)	B1	825	830,111
5.500%	02/15/17	B1	925	939,560
6.250%	12/01/17(a)	B1	1,025	1,079,644
7.500%	09/15/20(a)	B1	450	505,688

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
8.000%	03/15/20(a)	B1		$200	$230,000
8.000%	11/01/31(a)	B1		425	498,312
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%	06/28/19	A3		730	911,428
Banque PSA Finance (France),
Sr. Unsec’d. Notes, 144A
4.375%	04/04/16(a)(g)	Baa1		1,620	1,591,206
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	B2		500	498,750
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3		2,550	2,667,494
5.375%	08/09/20(a)	A3		285	307,970
6.125%	05/15/18	A3		1,005	1,122,157
Conti-Gummi Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
8.500%	07/15/15	Ba3	EUR	125	173,613
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
6.113%	01/15/40(g)	A2		1,679	1,943,637
DTEK Finance BV (Netherlands),
Gtd. Notes
9.500%	04/28/15	B2		685	664,450
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
7.875%	12/01/15	B2		25	25,375
Sr. Unsec’d. Notes, PIK
12.500%	11/30/17	B-(d)		3,676	4,213,615
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.000%	05/15/18	Ba1		2,075	2,203,405
5.750%	02/01/21	Ba1		5,420	5,953,865
12.000%	05/15/15	Ba1		350	434,875
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38(a)	Aa2		2,945	3,380,872
Sub. Notes
5.300%	02/11/21(a)	Aa3		4,505	5,056,331
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16(a)	A1		5,300	5,300,583
5.750%	01/24/22(a)	A3		1,035	1,092,550
7.500%	02/15/19(a)	A1		310	353,525
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.400%	06/24/15	Aa3		2,415	2,504,625
4.500%	01/24/22(a)	A2		3,745	4,034,181
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.450%	02/02/37	A2		365	365,000
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
6.875%	04/25/18	Baa1		510	570,657
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	A2		825	798,884
4.000%	07/24/15	A2		2,035	2,023,183

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
4.200%	11/20/14	A2	$1,300	$1,298,028
Sr. Unsec’d. Notes, MTN
6.000%	04/28/15	A2	3,255	3,364,713
MU Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/01/17	NR	300	324,000
Nuveen Investments, Inc.,
Gtd. Notes
10.500%	11/15/15(a)	Caa2	1,700	1,725,500
Sr. Unsec’d. Notes
5.500%	09/15/15	Caa2	275	250,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
8.250%	09/01/17	B3	700	740,250
9.250%	04/01/15	B3	400	411,000
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/16	Baa2	310	322,360
RCI Banque SA (France),
Sr. Unsec’d. Notes, 144A
4.600%	04/12/16(a)(g)	Baa2	1,210	1,204,918
Reliance Intermediate Holdings LP (Canada),
Sr. Sec’d. Notes, 144A
9.500%	12/15/19	Ba2	125	137,500
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg),
Unsec’d. Notes
6.299%	05/15/17	Baa1	1,150	1,216,125
SLM Corp.,
Sr. Notes, MTN
6.250%	01/25/16(a)	Ba1	1,390	1,459,500
Sr. Unsec’d. Notes, MTN
5.050%	11/14/14(a)	Ba1	125	128,744
5.375%	05/15/14	Ba1	575	595,104
8.450%	06/15/18	Ba1	1,450	1,624,000
Unsec’d. Notes, MTN
6.000%	01/25/17(a)	Ba1	3,325	3,434,811
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1	345	396,821
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	Baa3	1,170	1,337,323
TNK-BP Finance SA (Luxembourg),
Gtd. Notes, 144A
7.250%	02/02/20	Baa2	359	403,200
Vnesheconombank Via VEB Finance Ltd. (Ireland),
Sr. Sec’d. Notes, 144A
6.902%	07/09/20	BBB(d)	800	865,576
Yasar Holdings SA Via Willow No 2 (Luxembourg),
Sec’d. Notes
9.625%	10/07/15	B2	550	549,340

				75,090,459

Food — 0.2%
Avangardco Investments Public Ltd. (Cyprus),
Sr. Unsec’d. Notes
10.000%	10/29/15	NR	400	309,340
BFF International Ltd. (Brazil),
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Food (continued)
7.250%	01/28/20	Ba1	$360	$405,900
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19(a)	B3	915	923,006
Delhaize Group SA (Belgium),
Gtd. Notes
6.500%	06/15/17	Baa3	1,030	1,144,406
Kraft Foods Group, Inc.,
Gtd. Notes, 144A
3.500%	06/06/22(a)(g)	Baa2	2,130	2,185,725
5.000%	06/04/42(a)(g)	Baa2	490	518,604
Kroger Co. (The),
Sr. Unsec’d. Notes
5.000%	04/15/42	Baa2	1,570	1,580,257
Land O’lakes Capital Trust I,
Ltd. Gtd. Notes, 144A
7.450%	03/15/28(g)	Ba2	250	238,750
Michael Foods, Inc.,
Gtd. Notes
9.750%	07/15/18	Caa1	300	329,250
Minerva Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
12.250%	02/10/22	B2	200	208,000
Safeway, Inc.,
Sr. Unsec’d. Notes
3.400%	12/01/16	Baa2	370	376,809
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes, 144A
5.625%	04/14/18	BBB-(d)	600	646,500
TreeHouse Foods, Inc.,
Gtd. Notes
7.750%	03/01/18	Ba2	125	135,469
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22	Baa3	1,240	1,277,200
US Foodservice,
Sr. Unsec’d. Notes, 144A
8.500%	06/30/19	Caa2	325	329,875

				10,609,091

Gaming
CCM Merger, Inc.,
Gtd. Notes, 144A
9.125%	05/01/19(a)	Caa2	975	983,531

Healthcare Products
Accellent, Inc.,
Gtd. Notes
10.000%	11/01/17	Caa2	400	336,000
Sr. Sec’d. Notes
8.375%	02/01/17	B1	75	75,938

				411,938

Healthcare Services — 0.2%
AMERIGROUP Corp.,
Sr. Unsec’d. Notes
7.500%	11/15/19	Ba3	425	456,875
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19	B1	150	154,500

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes
9.875%	11/01/15	Caa1	$725	$757,625
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17(a)	B3	575	595,125
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19	B3	1,075	1,144,875
8.875%	07/15/15	B3	171	175,489
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.625%	07/31/19	Ba2	500	521,250
5.875%	01/31/22	Ba2	275	286,344
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes
6.875%	07/15/17	Ba2	25	27,781
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22(a)	B3	1,900	2,071,000
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	325	344,500
Sr. Unsec’d. Notes, 144A
7.375%	01/15/20	B3	300	319,125
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1	600	594,000
Kaiser Foundation Hospitals,
Sr. Unsec’d. Notes
3.500%	04/01/22	A+(d)	1,120	1,162,160
Kindred Healthcare, Inc.,
Gtd. Notes
8.250%	06/01/19	B3	375	347,812
LifePoint Hospitals, Inc.,
Gtd. Notes
6.625%	10/01/20	Ba1	575	610,938
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	665	683,806
Multiplan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18(a)	Caa1	325	355,875
Radiation Therapy Services, Inc.,
Gtd. Notes
9.875%	04/15/17	B3	175	136,938
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18(a)	B1	600	634,500
8.875%	07/01/19	B1	50	56,125
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41	A3	715	768,395
4.700%	02/15/21	A3	340	391,927
Universal Health Services, Inc.,
Gtd. Notes
7.000%	10/01/18	B1	400	430,000

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes
7.750%	02/01/19	B3		$325	$328,250
8.000%	02/01/18(a)	B3		225	230,062
Vanguard Health Systems, Inc.,
Sr. Unsec’d. Notes
10.950%(s)	02/01/16(g)	Caa1		15	9,975

					13,595,252

Holding Companies – Diversified — 0.1%
Metalloinvest Finance Ltd. (Ireland),
Gtd. Notes, 144A
6.500%	07/21/16	Ba3		1,000	992,500
Polish Television Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A
11.250%	05/15/17	B-(d)	EUR	325	415,401
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
7.125%	04/15/19	Ba3		100	104,750
7.750%	10/15/16	Ba3		200	210,500
Susser Holdings LLC/Susser Finance Corp.,
Gtd. Notes
8.500%	05/15/16	B2		575	625,312
Votorantim Cimentos SA (Brazil),
Gtd. Notes, 144A
7.250%	04/05/41	Baa3		1,760	1,760,000

					4,108,463

Home Builders
DR Horton, Inc.,
Gtd. Notes
4.750%	05/15/17	Ba2		600	618,375
KB Home,
Gtd. Notes
8.000%	03/15/20(a)	B2		425	433,500
Meritage Homes Corp.,
Gtd. Notes, 144A
7.000%	04/01/22	B1		200	206,000
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3		400	437,000
10.750%	09/15/16	B3		50	59,000

					1,753,875

Hotels & Motels — 0.1%
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22	Baa3		225	235,256
Gaylord Entertainment Co.,
Gtd. Notes
6.750%	11/15/14	Caa2		75	75,375
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/16	Baa2		2,515	2,664,446
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19(a)	Baa2		1,115	1,127,337
MCE Finance Ltd. (Cayman Islands),
Gtd. Notes

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Hotels & Motels (continued)
10.250%	05/15/18	B1	$545	$617,212
MGM Resorts International,
Sr. Sec’d. Notes
9.000%	03/15/20(a)	Ba2	1,075	1,193,250
10.375%	05/15/14	Ba2	100	112,750
Sheraton Holding Corp.,
Gtd. Notes
7.375%	11/15/15	Ba1	125	143,459
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
7.150%	12/01/19	Ba1	200	235,674
7.875%	10/15/14(a)	Ba1	100	113,455

				6,518,214

Independent Energy
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18	Baa3	545	612,893

Independent Power Producers
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.875%	06/29/37	Baa3	300	363,000

Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/22	Baa1	1,305	1,335,305
6.400%	12/15/20	Baa1	305	345,100
Sr. Unsec’d. Notes, MTN
5.850%	01/16/18	Baa1	1,635	1,807,530
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/21	Aa2	2,275	2,503,742
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.400%	01/31/22	Aa2	270	283,050
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	Baa3	1,810	1,990,374
HUB International Holdings, Inc.,
Sr. Sub. Notes, 144A
10.250%	06/15/15	Caa1	1,225	1,247,969
Sr. Unsec’d. Notes, 144A
9.000%	12/15/14	B3	575	582,906
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/15	Baa2	570	600,537
4.850%	06/24/21	Baa2	545	570,826
Principal Financial Group, Inc.,
Gtd. Notes
6.050%	10/15/36	A3	120	135,091
7.875%	05/15/14	A3	315	350,809
8.875%	05/15/19	A3	620	803,634
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/18	Baa3	730	838,465
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa1	870	948,520

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
6.450%	11/15/19	Baa1	$1,734	$1,965,827
Sun Life Financial Global Funding III LP,
Gtd. Notes, 144A
0.719%(c)	10/06/13(g)	A1	190	188,324
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3	240	258,146
UnumProvident Finance Co. PLC (United Kingdom),
Gtd. Notes, 144A
6.850%	11/15/15(g)	Baa3	490	547,302

				17,303,457

Internet Services
Earthlink, Inc.,
Gtd. Notes
8.875%	05/15/19	B2	225	219,094
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	Ba2	500	550,000
8.125%	03/01/18	Ba2	400	443,000
NetFlix, Inc.,
Gtd. Notes
8.500%	11/15/17	Ba2	200	210,500
Tencent Holdings Ltd. (Cayman Islands),
Sr. Unsec’d. Notes
4.625%	12/12/16	Baa1	200	206,434
Sr. Unsec’d. Notes, 144A
4.625%	12/12/16	Baa1	500	516,084
Zayo Group LLC/Zayo Capital, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	01/01/20	B1	250	261,250

				2,406,362

Machinery & Equipment
AGCO Corp.,
Sr. Unsec’d. Notes
5.875%	12/01/21	Ba1	450	488,741
Altra Holdings, Inc.,
Sec’d. Notes
8.125%	12/01/16	B1	100	107,375
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17(a)	Ba2	225	259,875
Columbus Mckinnon Corp.,
Gtd. Notes
7.875%	02/01/19	B1	125	132,500
Manitowoc Co., Inc. (The),
Gtd. Notes
8.500%	11/01/20	B3	125	135,000
Mcron Finance Sub LLC/Mcron Finance Corp.,
Sr. Sec’d. Notes, 144A
8.375%	05/15/19	B1	350	346,500
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	Baa2	505	601,006

				2,070,997

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Machinery—Construction & Mining
Terex Corp.,
Gtd. Notes
6.500%	04/01/20(a)	B2	$350	$354,375
10.875%	06/01/16	B2	25	28,031
Sr. Sub. Notes
8.000%	11/15/17(a)	Caa1	625	648,438

				1,030,844

Manufacturing
Koppers, Inc.,
Gtd. Notes
7.875%	12/01/19	B1	150	161,625
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.500%	05/01/18(a)	Caa1	625	678,125
SPX Corp.,
Gtd. Notes
6.875%	09/01/17(a)	Ba2	225	245,250

				1,085,000

Media — 0.5%
Block Communications, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	02/01/20	Ba3	300	304,500
Bresnan Broadband Holdings LLC,
Gtd. Notes, 144A
8.000%	12/15/18(a)	B3	275	287,375
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes, 144A
6.100%	02/15/18(g)	Baa1	380	442,089
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18	B1	275	292,875
8.000%	04/15/20	B1	125	135,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.625%	01/31/22(a)	B1	1,425	1,524,750
7.250%	10/30/17	B1	425	463,250
7.375%	06/01/20	B1	175	192,281
7.875%	04/30/18(a)	B1	1,500	1,631,250
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	1,000	1,077,500
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
7.625%	03/15/20(a)	B3	1,050	1,026,375
7.625%	03/15/20	B3	125	119,688
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1	940	944,423
6.400%	03/01/40(a)	Baa1	530	661,224
6.950%	08/15/37(a)	Baa1	1,205	1,547,721
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21(a)	Ba2	300	324,000
7.125%	02/01/16	Ba2	175	192,063
7.875%	09/01/19(a)	Ba2	1,100	1,267,750
Historic TW, Inc.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A405

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
6.875%	06/15/18	Baa2	$980	$1,207,472
LIN Television Corp.,
Gtd. Notes
8.375%	04/15/18(a)	Caa1	800	818,000
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes
8.500%	10/15/15	B3	150	154,125
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18	B3	250	208,125
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2	2,860	3,283,483
NET Servicos de Comunicacao SA (Brazil),
Gtd. Notes
7.500%	01/27/20	Ba1	540	618,300
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	354	401,098
6.400%	12/15/35	Baa1	1,960	2,259,825
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18(a)	B2	450	498,375
11.500%	05/01/16	B2	49	55,738
11.625%	02/01/14	B2	130	148,850
Sinclair Television Group, Inc.,
Sec’d. Notes, 144A
9.250%	11/01/17	B1	325	359,125
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
8.750%	04/01/15	B2	1,500	1,687,500
TCM Sub LLC,
Gtd. Notes, 144A
3.550%	01/15/15(g)	Baa1	1,590	1,674,443
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41(a)	Baa2	1,500	1,632,135
Time Warner, Inc.,
Gtd. Notes
6.500%	11/15/36	Baa2	360	426,042
Truven Health Analytics, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	06/01/20	Caa1	225	234,000
TVN Finance Corp II AB (Sweden),
Gtd. Notes, 144A
10.750%	11/15/17	B1	EUR 525	690,964
Videotron Ltee (Canada),
Gtd. Notes
9.125%	04/15/18	Ba1	75	82,125
Gtd. Notes, 144A
5.000%	07/15/22	Ba1	450	456,750
6.875%	07/15/21	Ba1	CAD 475	497,927
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
13.000%	08/01/13	B2	50	55,750

				29,884,266

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Medical Supplies & Equipment — 0.1%
Biomet, Inc.,
Gtd. Notes
11.625%	10/15/17	Caa1	$1,800	$1,941,750
Gtd. Notes, PIK
10.375%	10/15/17	B3	450	480,938
DaVita, Inc.,
Gtd. Notes
6.375%	11/01/18	B2	225	232,313
6.625%	11/01/20(a)	B2	1,575	1,641,938

				4,296,939

Metal Fabricate / Hardware
Schaeffler Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
7.750%	02/15/17(a)	B1	200	208,500
8.500%	02/15/19(a)	B1	600	640,500

				849,000

Metals & Mining — 0.5%
Adaro Indonesia PT (Indonesia),
Gtd. Notes
7.625%	10/22/19	Ba1	500	530,000
AK Steel Corp.,
Gtd. Notes
7.625%	05/15/20(a)	B2	450	380,250
Algoma Acquisition Corp. (Canada),
Sr. Unsec’d. Notes, 144A
9.875%	06/15/15	Caa2	175	148,313
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.950%	01/15/21	Baa3	2,405	2,656,852
ALROSA Finance SA (Luxembourg),
Gtd. Notes, 144A
7.750%	11/03/20	Ba3	500	523,635
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
3.750%	08/05/15	Baa3	950	955,265
3.750%	03/01/16(a)	Baa3	685	680,289
4.500%	02/25/17(a)	Baa3	1,305	1,285,044
5.375%	06/01/13	Baa3	770	791,917
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42(a)	Baa1	1,055	1,130,219
Barrick North America Finance LLC,
Gtd. Notes
5.700%	05/30/41	Baa1	2,035	2,299,859
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
3.250%	11/21/21	A1	1,710	1,784,539
Codelco, Inc. (Chile),
Sr. Unsec’d. Notes, 144A
7.500%	01/15/19(g)	A1	115	145,705
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
6.150%	10/24/36	A1	100	125,137
Ferrexpo Finance PLC (United Kingdom),
Gtd. Notes
7.875%	04/07/16	B3	450	406,125

SEE NOTES TO FINANCIAL STATEMENTS.

A406

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	11/01/15(a)	B1	$875	$892,500
Foresight Energy LLC/Foresight Energy Corp.,
Gtd. Notes, 144A
9.625%	08/15/17	Caa1	600	600,750
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18(a)	B3	675	669,938
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
4.450%	11/15/21(g)	Baa2	1,835	1,882,994
Novelis, Inc. (Canada),
Gtd. Notes
8.750%	12/15/20(a)	B2	425	457,938
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.250%	04/15/18(a)	B2	650	656,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II,
Gtd. Notes, 144A
8.375%	06/01/20(a)	B2	425	431,375
Ryerson Holding Corp.,
Sr. Sec’d. Notes
37.360%(s)	02/01/15	Caa3	1,650	858,000
Ryerson, Inc.,
Sr. Sec’d. Notes
12.000%	11/01/15	Caa1	675	678,375
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	550	550,688
Severstal JSC via Steel Capital SA (Russia),
Notes
6.250%	07/26/16	Ba1	200	199,786
Severstal OAO Via Steel Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.700%	10/25/17	Ba1	500	504,530
Southern Copper Corp.,
Sr. Unsec’d. Notes
7.500%	07/27/35	Baa2	320	367,337
Steel Dynamics, Inc.,
Gtd. Notes
7.750%	04/15/16	Ba2	575	592,250
Teck Resources Ltd. (Canada),
Sr. Sec’d. Notes
10.250%	05/15/16	Baa2	379	423,059
10.750%	05/15/19	Baa2	26	31,265
TMK OAO Via TMK Capital SA (Luxembourg),
Sr. Sec’d. Notes
7.750%	01/27/18	B1	300	285,000
United States Steel Corp.,
Sr. Unsec’d. Notes
7.500%	03/15/22(a)	B1	400	384,000
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.375%	01/11/22	Baa2	300	305,497
Valmont Industries, Inc.,
Gtd. Notes
6.625%	04/20/20	Baa3	640	750,999

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21(a)	Ba2	$425	$467,500

				25,833,430

Office Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19(a)	Caa1	475	505,875
12.535%	10/12/17	Caa1	1,400	1,519,000
Sr. Sec’d. Notes
8.000%	12/15/18	B2	1,775	1,925,875
Mead Products LLC/ACCO Brands Corp.,
Gtd. Notes, 144A
6.750%	04/30/20	B1	350	369,250
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17(a)	Baa2	325	328,681
6.350%	05/15/18	Baa2	1,220	1,422,350
6.750%	02/01/17	Baa2	400	465,098

				6,536,129

Oil & Gas — 1.8%
Afren PLC (United Kingdom),
Sr. Sec’d. Notes
11.500%	02/01/16	B(d)	200	213,000
Sr. Sec’d. Notes, 144A
10.250%	04/08/19	B(d)	200	205,500
11.500%	02/01/16	B(d)	400	426,000
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
9.625%	10/15/18	B3	75	74,063
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	1,300	1,510,124
Antero Resources Finance Corp.,
Gtd. Notes
7.250%	08/01/19	B3	1,325	1,371,375
9.375%	12/01/17	B3	750	828,750
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40	A3	275	315,778
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20	Ba3	450	470,250
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	B1	625	645,313
6.750%	11/01/20	B2	300	313,500
10.250%	06/01/14	B2	125	140,000
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22(a)	B1	1,375	1,313,125
7.625%	10/01/19(a)	B1	700	700,000
Boardwalk Pipelines LP,
Gtd. Notes
5.500%	02/01/17	Baa2	660	724,929
5.750%	09/15/19	Baa2	520	570,918

SEE NOTES TO FINANCIAL STATEMENTS.

A407

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
5.700%	05/15/17	Baa1	$435	$508,950
6.250%	03/15/38(a)	Baa1	1,465	1,811,853
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19(a)	Ba3	225	202,500
China Resources Gas Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
4.500%	04/05/22	Baa1	500	511,754
Clayton Williams Energy, Inc.,
Gtd. Notes
7.750%	04/01/19	Caa1	500	490,000
CNOOC Finance 2012 Ltd. (British Virgin Islands),
Gtd. Notes, 144A
3.875%	05/02/22	Aa3	200	206,856
Concho Resources, Inc.,
Gtd. Notes
7.000%	01/15/21	B3	150	160,500
8.625%	10/01/17	B3	630	694,575
Connacher Oil and Gas Ltd. (Canada),
Sec’d. Notes, 144A
8.500%	08/01/19	Caa2	575	488,750
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20(a)	B1	399	436,905
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.150%	09/01/14	Baa1	125	135,708
5.700%	10/15/39	Baa1	595	707,859
ENN Energy Holdings Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A
6.000%	05/13/21	Baa3	700	704,233
Ensco PLC (United Kingdom),
Sr. Unsec’d. Notes
3.250%	03/15/16	Baa1	1,130	1,186,595
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	2,375	2,425,908
8.125%	06/01/19	Baa2	525	629,613
Exco Resources, Inc.,
Gtd. Notes
7.500%	09/15/18(a)	B3	825	713,625
Exterran Holdings, Inc.,
Gtd. Notes
7.250%	12/01/18	Ba3	1,100	1,056,000
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
3.875%	07/15/22(g)	Baa2	780	777,806
Frac Tech Services LLC/Frac Tech Finance, Inc.,
Gtd. Notes, 144A
8.125%	11/15/18	Ba3	575	579,312
Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes
7.288%	08/16/37	Baa1	2,125	2,411,875
Gazprom OAO Via Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16(g)	Baa1	1,190	1,232,233
5.999%	01/23/21	Baa1	250	268,005

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Hercules Offshore, Inc.,
Gtd. Notes, 144A
10.500%	10/15/17	Caa1	$200	$200,000
Sr. Sec’d. Notes, 144A
7.125%	04/01/17	B1	650	630,500
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40(a)	Baa2	1,855	2,057,197
8.125%	02/15/19	Baa2	100	128,718
KazMunayGas National Co. (Kazakhstan),
Gtd. Notes
9.125%	07/02/18	Baa3	400	495,000
Sr. Unsec’d. Notes
6.375%	04/09/21	Baa3	600	660,000
7.000%	05/05/20	Baa3	1,875	2,128,125
Korea Gas Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
6.250%	01/20/42	A1	200	239,565
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes
4.000%	10/27/16(g)	A1	300	317,908
Laredo Petroleum, Inc.,
Gtd. Notes, 144A
7.375%	05/01/22	B3	500	520,000
Lukoil International Finance BV (Netherlands),
Gtd. Notes
7.250%	11/05/19	Baa2	480	541,992
Mega Advance Investments Ltd. (Hong Kong),
Gtd. Notes, 144A
5.000%	05/12/21	Baa1	700	743,138
Murphy Oil Corp.,
Sr. Unsec’d. Notes
4.000%	06/01/22	Baa3	950	967,530
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21(a)	Baa2	2,955	3,070,384
9.250%	01/15/19	Baa2	700	908,823
NAK Naftogaz Ukraine (Ukraine),
Gov’t. Gtd. Notes
9.500%	09/30/14	NR	460	441,025
National Gas Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
6.050%	01/15/36(g)	Baa1	100	100,400
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20(a)	Ba2	225	239,625
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41	Baa2	860	981,963
Noble Holding International Ltd. (Cayman Islands),
Gtd. Notes
5.250%	03/15/42	Baa1	2,495	2,473,526
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20	Baa3	1,070	1,090,187
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	Caa1	300	297,000
7.250%	02/01/19	Caa1	75	76,875

SEE NOTES TO FINANCIAL STATEMENTS.

A408

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Pacific Rubiales Energy Corp. (Canada),
Gtd. Notes
7.250%	12/12/21	Ba2	$425	$459,604
Gtd. Notes, 144A
7.250%	12/12/21	Ba2	200	217,000
Parker Drilling Co.,
Gtd. Notes, 144A
9.125%	04/01/18	B1	450	475,875
Pemex Project Funding Master Trust,
Gtd. Notes
6.625%	06/15/35	Baa1	575	684,250
Penn Virginia Corp.,
Gtd. Notes
7.250%	04/15/19	B2	450	371,250
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.000%	05/03/42	Baa3	600	594,000
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	650	700,551
5.750%	01/20/20	A3	2,030	2,220,572
5.875%	03/01/18	A3	750	831,345
6.875%	01/20/40	A3	200	237,905
7.875%	03/15/19	A3	1,005	1,222,428
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)	1,317	935,141
5.375%	04/12/27	B+(d)	380	213,750
8.500%	11/02/17	B+(d)	1,325	1,076,563
12.750%	02/17/22	NR	1,400	1,316,000
Gtd. Notes, 144A
8.500%	11/02/17	B+(d)	525	426,562
Sr. Unsec’d. Notes
5.000%	10/28/15	NR	3,316	2,590,581
5.125%	10/28/16	NR	6,269	4,529,446
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21	Baa1	100	113,000
6.000%	03/05/20	Baa1	900	1,040,850
6.500%	06/02/41(a)	Baa1	2,540	2,965,450
6.500%	06/02/41	Baa1	750	875,625
Gtd. Notes, 144A
4.875%	01/24/22(g)	Baa1	2,960	3,196,800
5.500%	06/27/44	Baa1	2,330	2,382,425
6.500%	06/02/41	Baa1	660	770,550
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19	Baa3	340	417,010
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	425	436,688
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22(a)(g)	Baa1	1,315	1,383,337
5.875%	05/01/42(a)(g)	Baa1	640	688,951
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	1,275	1,278,084
7.500%	01/15/20	Ba1	150	185,594

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Plains Exploration & Production Co.,
Gtd. Notes
6.125%	06/15/19	B1	$450	$452,250
6.750%	02/01/22(a)	B1	425	433,500
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21	Ba1	100	102,000
6.625%	11/15/20(a)	Ba2	525	540,750
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22(a)	Ba3	400	395,000
6.750%	08/01/20(a)	Ba3	600	651,000
RDS Ultra-Deepwater Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.875%	03/15/17	B3	515	570,362
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A
4.500%	10/19/20(g)	Baa2	410	385,311
5.400%	02/14/22	Baa2	1,250	1,249,924
6.250%	10/19/40	Baa2	300	281,400
Rowan Cos., Inc.,
Gtd. Notes
5.000%	09/01/17	Baa3	1,290	1,388,631
Sabine Pass LNG LP,
Sr. Sec’d. Notes
7.500%	11/30/16	B3	625	656,250
SESI LLC,
Gtd. Notes
6.375%	05/01/19	Ba3	275	288,062
Gtd. Notes, 144A
7.125%	12/15/21	Ba3	675	734,062
SM Energy Co.,
Sr. Notes, 144A
6.500%	01/01/23	B1	200	201,500
Sr. Unsec’d. Notes
6.500%	11/15/21	B1	200	203,500
6.625%	02/15/19	B1	625	640,625
Swift Energy Co.,
Gtd. Notes
7.875%	03/01/22	B3	850	854,250
8.875%	01/15/20(a)	B3	825	866,250
Talent Yield Investments Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.500%	04/25/22	Baa1	500	511,523
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/01/21	Baa2	2,590	2,595,602
Transocean, Inc. (Cayman Islands),
Gtd. Notes
5.050%	12/15/16(a)	Baa3	505	547,745
Unit Corp.,
Gtd. Notes
6.625%	05/15/21	B3	1,025	1,019,875
Weatherford International Ltd. (Bermuda),
Gtd. Notes
4.500%	04/15/22(a)	Baa2	495	507,327
6.750%	09/15/40	Baa2	1,330	1,492,803
9.625%	03/01/19	Baa2	655	853,625

SEE NOTES TO FINANCIAL STATEMENTS.

A409

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1	$1,100	$1,094,500

				101,828,335

Paper & Forest Products — 0.1%
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3	375	414,375
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.000%	11/01/17	Ba3	75	82,875
Cascades, Inc. (Canada),
Gtd. Notes
7.750%	12/15/17	Ba3	750	755,625
7.875%	01/15/20	Ba3	775	775,000
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.000%	01/21/21	Baa2	660	686,992
Sr. Unsec’d. Notes, 144A
4.750%	01/11/22(g)	Baa2	360	368,022
Clearwater Paper Corp.,
Gtd. Notes
7.125%	11/01/18	Ba3	311	328,105
Exopack Holding Corp.,
Gtd. Notes
10.000%	06/01/18(a)	Caa1	200	200,500
Georgia-Pacific LLC,
Gtd. Notes, 144A
8.250%	05/01/16	Baa3	75	82,618
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22(a)	Baa3	2,895	3,160,003
Mercer International, Inc.,
Gtd. Notes
9.500%	12/01/17	B3	450	466,875
Sappi Papier Holding GmbH (Austria),
Sr. Sec’d. Notes, 144A
7.750%	07/15/17	Ba2	500	506,250
8.375%	06/15/19	Ba2	225	225,281

				8,052,521

Pharmaceuticals — 0.1%
Capsugel Financeco SCA (Luxembourg),
Gtd. Notes, 144A
9.875%	08/01/19	Caa1	EUR 1,425	1,929,575
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	Baa3	540	562,232
6.250%	06/15/14	Baa3	535	584,965
Gtd. Notes, 144A
3.900%	02/15/22(g)	Baa3	1,080	1,119,435

				4,196,207

Pipelines — 0.4%
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.875%	02/01/21	Baa3	1,485	1,476,218
5.500%	08/15/19	Baa3	635	666,939

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
6.050%	01/15/18	Baa3	$145	$157,580
DCP Midstream Operating LP,
Gtd. Notes
3.250%	10/01/15	Baa3	570	578,687
El Paso Corp.,
Sr. Unsec’d. Notes
8.250%	02/15/16	Ba3	75	82,233
Sr. Unsec’d. Notes, MTN
7.750%	01/15/32	Ba3	450	505,958
7.800%	08/01/31	Ba3	125	140,297
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.950%	04/15/17	Baa3	62	69,996
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.500%	09/15/40	Baa2	615	665,380
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
5.200%	02/01/22(a)	Baa3	2,110	2,259,624
Enogex LLC,
Sr. Unsec’d. Notes, 144A
6.250%	03/15/20(g)	Baa3	375	423,494
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	Baa3	1,530	1,730,214
Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	05/01/20(a)	B2	725	751,281
Gulf South Pipeline Co. LP,
Sr. Notes, 144A
4.000%	06/15/22(g)	Baa1	295	293,556
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22(a)	Baa2	1,855	1,879,323
4.150%	03/01/22	Baa2	235	241,586
Kinder Morgan Finance Co. LLC,
Sr. Sec’d. Notes, 144A
6.000%	01/15/18	Ba1	700	728,000
Kinder Morgan Finance Co. ULC (Canada),
Gtd. Notes
5.700%	01/05/16(a)	Ba1	950	1,002,250
Kinder Morgan, Inc.,
Sr. Unsec’d. Notes
6.500%	09/01/12	Ba1	75	75,266
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	Baa2	110	118,426
6.550%	07/15/19	Baa2	630	754,879
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	1,640	1,717,503
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.750%	01/15/20	Baa3	850	996,455
6.500%	05/01/18	Baa3	300	359,933
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	275	289,438

SEE NOTES TO FINANCIAL STATEMENTS.

A410

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
Southeast Supply Header LLC,
Sr. Notes, 144A
4.850%	08/15/14(g)	Baa3	$300	$315,758
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/22(a)	Ba3	200	199,500
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22	Baa3	1,370	1,370,000
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20(a)	Baa3	1,460	1,527,757
6.300%	04/15/40	Baa3	680	805,331

				22,182,862

Real Estate — 0.2%
BR Properties SA (Brazil),
Gtd. Notes, 144A
9.000%	10/29/49	Ba3	400	418,000
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	200	212,000
11.625%	06/15/17	Ba2	150	170,250
Central China Real Estate Ltd. (Cayman Islands),
Sr. Sec’d. Notes
12.250%	10/20/15	B1	850	880,770
Country Garden Holdings Co. (Cayman Islands),
Gtd. Notes
10.500%	08/11/15	Ba3	400	414,662
Sr. Unsec’d. Notes
11.125%	02/23/18	Ba3	400	405,000
Sr. Unsec’d. Notes, 144A
11.125%	02/23/18	Ba3	500	506,250
Emaar Sukuk Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, MTN
8.500%	08/03/16	B1	650	713,375
General Shopping Finance Ltd. (Cayman Islands),
Gtd. Notes
10.000%	10/20/49	Ba3	100	100,979
Gtd. Notes, 144A
10.000%	11/29/49	Ba3	250	252,510
IRSA Inversiones y Representaciones SA (Argentina),
Sr. Unsec’d. Notes, 144A
11.500%	07/20/20	B(d)	558	441,325
Kaisa Group Holdings Ltd. (Cayman Islands),
Gtd. Notes
13.500%	04/28/15	B2	100	95,000
KWG Property Holding Ltd. (Cayman Islands),
Gtd. Notes
12.500%	08/18/17	B1	273	264,278
12.750%	03/30/16	B1	600	594,038
Sr. Unsec’d. Notes
13.250%	03/22/17	B1	327	328,095
ProLogis LP,
Gtd. Notes
4.500%	08/15/17	Baa2	1,230	1,285,837
6.625%	12/01/19	Baa2	650	757,947

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	$520	$582,605
6.000%	06/15/20	Baa2	315	360,736

				8,783,657

Real Estate Investment Trusts — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
5.900%	11/01/21	Baa3	710	790,098
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.900%	04/01/20	Baa1	140	159,946
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/17	Baa2	550	582,118
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	840	894,476
Host Hotels & Resorts LP,
Gtd. Notes
6.750%	06/01/16(a)	Ba1	250	256,875
Sr. Unsec’d. Notes
6.000%	10/01/21	Ba1	250	274,375
Unsub. Notes
5.875%	06/15/19	Ba1	300	324,000
Kilroy Realty LP,
Gtd. Notes
4.800%	07/15/18	Baa3	1,165	1,224,420
6.625%	06/01/20	Baa3	670	763,320
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
6.375%	02/15/22	Ba1	250	251,875
6.875%	05/01/21	Ba2	325	338,812
Omega Healthcare Investors, Inc.,
Gtd. Notes
6.750%	10/15/22(a)	Ba2	450	480,375
Potlatch Corp.,
Gtd. Notes
7.500%	11/01/19	Ba1	125	132,500
Rouse Co. LP (The),
Sr. Unsec’d. Notes
6.750%	11/09/15	BB+(d)	1,625	1,698,125
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%	11/30/15	Baa2	220	223,979
4.000%	04/30/19	Baa2	965	989,602
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
8.500%	01/15/25	Ba1	475	561,863

				9,946,759

Retail & Merchandising — 0.2%
99 Cents Only Stores,
Gtd. Notes, 144A
11.000%	12/15/19	Caa1	375	405,000
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19(a)	Caa1	725	786,625

SEE NOTES TO FINANCIAL STATEMENTS.

A411

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (continued)
Advance Auto Parts, Inc.,
Gtd. Notes
5.750%	05/01/20	Baa3		$1,000	$1,130,104
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
6.750%	05/20/20(a)	Ba2		275	280,500
7.000%	05/20/22(a)	Ba2		1,125	1,158,750
Arcos Dorados Holdings, Inc. (British Virgin Islands),
Gtd. Notes, 144A
10.250%	07/13/16	Ba2	BRL	1,000	522,778
CKE Restaurants, Inc.,
Sec’d. Notes
11.375%	07/15/18	B2		386	441,005
Claire’s Stores, Inc.,
Gtd. Notes, PIK
9.625%	06/01/15	Caa3		155	132,298
Sec’d. Notes
8.875%	03/15/19(a)	Caa3		225	192,375
Dineequity, Inc.,
Gtd. Notes
9.500%	10/30/18(a)	B3		650	711,750
Dollar General Corp.,
Gtd. Notes
4.125%	07/15/17	Ba2		675	684,281
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes
6.500%	05/01/21	Ba3		1,775	1,619,688
9.125%	10/01/17	Ba3		50	52,250
Fiesta Restaurant Group,
Sec’d. Notes, 144A
8.875%	08/15/16	B2		300	315,000
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.125%	11/15/23	Ba1		50	46,438
Jo-Ann Stores, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	03/15/19	Caa1		175	174,125
LS Finance 2017 Ltd. (Hong Kong),
Gtd. Notes, MTN
5.250%	01/26/17	Baa3		300	309,074
Phillips-Van Heusen Corp.,
Sr. Unsec’d. Notes
7.375%	05/15/20	Ba3		150	166,125
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.125%	04/15/17	Ba2		25	26,557
7.500%	10/01/19	Ba2		540	599,400
RadioShack Corp.,
Gtd. Notes
6.750%	05/15/19	Ba2		500	371,250
Rite Aid Corp.,
Gtd. Notes
9.500%	06/15/17(a)	Caa3		925	945,812
Gtd. Notes, 144A
9.250%	03/15/20	Caa2		625	626,562
Sr. Unsec’d. Notes
7.700%	02/15/27	Ca		275	228,250
Sonic Automotive, Inc.,
Sr. Sub. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (continued)
7.000%	07/15/22	B3		$250	$258,750
Wok Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
10.250%	06/30/20	Caa1		200	206,000

					12,390,747

Schools
Nord Anglia Education UK Holdings PLC (United Kingdom),
Gtd. Notes, 144A
10.250%	04/01/17	B2		700	726,250

Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/20(a)	Ba3		225	247,500
8.125%	12/15/17	Ba3		275	298,375
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20(a)	Caa1		500	493,750
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
6.500%	05/15/19(a)	B3		450	464,625

					1,504,250

Software — 0.1%
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	Caa1		525	535,500
Fidelity National Information Services, Inc.,
Gtd. Notes
7.625%	07/15/17	Ba2		175	192,938
7.875%	07/15/20	Ba2		125	140,625
Gtd. Notes, 144A
7.625%	07/15/17(a)	Ba2		175	192,062
Lawson Software, Inc.,
Sr. Notes, 144A
10.000%	04/01/19	Caa1	EUR	675	875,569
Unsec’d. Notes, 144A
9.375%	04/01/19(a)	Caa1		575	613,812
MedAssets, Inc.,
Gtd. Notes
8.000%	11/15/18	B3		225	237,375

					2,787,881

Telecommunications — 1.0%
America Movil SAB de CV (Mexico),
Gtd. Notes
2.375%	09/08/16(a)	A2		835	856,627
5.000%	10/16/19	A2		975	1,106,419
5.000%	03/30/20	A2		990	1,124,288
American Tower Corp.,
Sr. Unsec’d. Notes
7.250%	05/15/19	Baa3		2,179	2,555,862
AT&T, Inc.,
Sr. Unsec’d. Notes
5.550%	08/15/41(a)	A2		3,450	4,112,252
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes, 144A
7.750%	05/01/17	Baa3		650	704,438

SEE NOTES TO FINANCIAL STATEMENTS.

A412

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Cincinnati Bell, Inc.,
Gtd. Notes
7.000%	02/15/15	B1	$75	$75,938
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19(a)	B3	1,725	1,824,188
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3	1,100	1,050,500
10.000%	07/15/15	B3	25	25,750
Sr. Sec’d. Notes
7.750%	05/15/16	Ba2	200	212,250
Crown Castle International Corp.,
Sr. Unsec’d. Notes
7.125%	11/01/19	B1	1,000	1,072,500
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
10.500%	04/15/18(a)	Caa1	2,080	2,173,600
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes
8.250%	09/01/17	B1	180	183,150
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17(a)	B1	225	228,938
12.000%	04/01/14	B1	75	83,250
Eileme 2 AB (Sweden),
Gtd. Notes, 144A
11.625%	01/31/20(a)	B3	800	822,000
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21	B2	275	266,062
Hughes Satellite Systems Corp.,
Gtd. Notes
7.625%	06/15/21	B3	610	663,375
Sr. Sec’d. Notes
6.500%	06/15/19	Ba3	475	504,688
Inmarsat Finance PLC (United Kingdom),
Gtd. Notes, 144A
7.375%	12/01/17	Ba2	850	907,375
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	04/01/19(a)	B3	2,725	2,861,250
7.250%	10/15/20	B3	50	52,625
Gtd. Notes, 144A
7.250%	10/15/20(a)	B3	650	682,500
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, PIK
11.500%	02/04/17(a)	Caa3	175	180,688
Gtd. Notes, PIK, 144A
11.500%	02/04/17	Caa3	700	722,750
ITC Deltacom, Inc.,
Sr. Sec’d. Notes
10.500%	04/01/16	B1	100	106,500
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
11.875%	02/01/19(a)	Caa2	325	359,938
Level 3 Financing, Inc.,
Gtd. Notes
8.625%	07/15/20	B3	900	945,000
8.750%	02/15/17	B3	100	104,000

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
9.375%	04/01/19	B3		$625	$675,000
Matterhorn Mobile SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.750%	05/15/19	Ba3	CHF	350	379,814
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20(a)	B2		425	418,625
7.875%	09/01/18(a)	B2		900	933,750
Nextel Communications, Inc.,
Gtd. Notes
7.375%	08/01/15(a)	B1		425	425,531
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2		1,375	1,179,062
8.875%	12/15/19	B2		881	798,406
10.000%	08/15/16	B2		86	89,655
Oi SA (Brazil),
Sr. Unsec’d. Notes, 144A
9.750%	09/15/16	Baa2	BRL	300	156,460
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18	NR		175	195,562
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		100	107,750
Qwest Communications International, Inc.,
Gtd. Notes
8.000%	10/01/15	Baa3		150	158,070
Qwest Corp.,
Sr. Unsec’d. Notes
7.500%	10/01/14	Baa3		50	55,737
Sable International Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.750%	02/15/17	Ba2		125	129,375
8.750%	02/01/20(a)	Ba2		400	428,000
Satmex Escrow SA de CV (Mexico),
Sr. Sec’d. Notes
9.500%	05/15/17	B3		800	836,000
SBA Telecommunications, Inc.,
Gtd. Notes
8.000%	08/15/16	B1		71	75,615
8.250%	08/15/19	B1		432	473,040
SBA Tower Trust,
MORTGAGE, 144A
4.254%	04/15/15(g)	A2		1,615	1,688,998
Sprint Nextel Corp.,
Gtd. Notes, 144A
7.000%	03/01/20	Ba3		325	338,000
9.000%	11/15/18(a)	Ba3		1,375	1,536,562
Sr. Unsec’d. Notes, 144A
9.125%	03/01/17(a)	B3		750	787,500
11.500%	11/15/21(a)	B3		300	334,500
Sunrise Communications International SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.000%	12/31/17	Ba3	EUR	750	1,010,820
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19(a)	Caa1		475	515,375

SEE NOTES TO FINANCIAL STATEMENTS.

A413

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Telecom Italia Capital SA (Luxembourg),
Gtd. Notes
5.250%	11/15/13	Baa2	$565	$566,412
6.175%	06/18/14	Baa2	2,195	2,211,462
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.992%	02/16/16	Baa1	1,280	1,144,291
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes
12.500%	11/01/17	Caa1	575	641,125
UPCB Finance V Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21	Ba3	300	313,500
UPCB Finance VI Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.875%	01/15/22(a)	Ba3	350	357,000
ViaSat, Inc.,
Gtd. Notes
8.875%	09/15/16	B1	300	321,000
Gtd. Notes, 144A
6.875%	06/15/20	B1	400	404,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland),
Unsec’d. Notes
7.748%	02/02/21	Ba3	900	869,166
Unsec’d. Notes, 144A
7.748%	02/02/21	Ba3	450	434,583
VimpelCom Holdings BV (Netherlands),
Gtd. Notes
7.504%	03/01/22	Ba3	350	328,804
Gtd. Notes, 144A
7.504%	03/01/22	Ba3	225	211,374
Virgin Media Sec’d. Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	01/15/21	Baa3	615	681,319
Vivendi SA (France),
Sr. Unsec’d. Notes, 144A
3.450%	01/12/18(g)	Baa2	1,975	1,934,033
West Corp.,
Gtd. Notes
7.875%	01/15/19	B3	550	574,750
8.625%	10/01/18	B3	300	318,000
Wind Acquisition Finance SA (Luxembourg),
Sec’d. Notes, 144A
11.750%	07/15/17	B3	275	222,062
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	Ba3	400	350,000
7.250%	02/15/18(a)	Ba3	200	174,000
Wind Acquisition Holdings Finance SA (Luxembourg),
Sr. Sec’d. Notes, PIK
12.250%	07/15/17	Caa1	525	359,625
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	Caa1	320	219,483
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17(a)	Ba3	1,250	1,362,500

				54,294,397

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Tobacco
Reynolds American, Inc.,
Gtd. Notes
6.750%	06/15/17	Baa3		$385	$462,219
7.625%	06/01/16	Baa3		595	717,109

					1,179,328

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.050%	03/01/41	A3		585	643,816
5.400%	06/01/41	A3		710	811,854
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
2.850%	12/15/21	A3		360	372,380
DP World Sukuk Ltd. (Cayman Islands),
Unsec’d. Notes
6.250%	07/02/17	Baa3		470	507,600
Florida East Coast Holdings Corp.,
Sr. Unsec’d. Notes, PIK
10.500%	08/01/17	Caa3		3	2,400
Florida East Coast Railway Corp.,
Sr. Sec’d. Notes
8.125%	02/01/17	B3		25	26,125
Gategroup Finance Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
6.750%	03/01/19	B1	EUR	350	439,692
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	07/15/16	Baa1		1,420	1,456,458
4.850%	06/01/21	Baa1		635	650,665
JSC Georgian Railway (Georgia),
Sr. Unsec’d. Notes, 144A
7.750%	07/11/22	BB-(d)		540	542,144
Kansas City Southern de Mexico SA de CV (Mexico),
Sr. Unsec’d. Notes
6.125%	06/15/21	Ba2		1,225	1,347,500
6.625%	12/15/20	Ba2		100	111,250
8.000%	02/01/18	Ba2		225	250,605
Kazakhstan Temir Zholy Finance BV (Netherlands),
Gtd. Notes
7.000%	05/11/16	Baa3		730	799,350
Gtd. Notes, 144A
6.375%	10/06/20	Baa3		500	550,000
Maxim Crane Works LP,
Sec’d. Notes, 144A
12.250%	04/15/15	Caa1		100	98,500
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/41	Baa2		1,385	1,502,257

					10,112,596

Utilities — 0.1%
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21(a)	Ba3		850	945,625
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/39(g)	Baa3		755	788,084

SEE NOTES TO FINANCIAL STATEMENTS.

A414

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Utilities (continued)
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2		$640	$796,886
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.900%	10/01/16	Baa2		460	536,195
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16	Ba3		350	378,000
EDF SA (France),
Sr. Unsec’d. Notes, 144A
4.600%	01/27/20(g)	Aa3		815	862,425
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	A3		750	812,434
Nevada Power Co.,
General Ref. Motgage
6.650%	04/01/36	Baa2		870	1,171,097
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes
6.150%	10/01/38	Baa2		640	761,951
Southwest Gas Corp.,
Sr. Unsec’d. Notes
3.875%	04/01/22	Baa1		485	511,195
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.150%	05/15/37	Baa1		235	309,338

					7,873,230

Water
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil),
Sr. Unsec’d. Notes, 144A
6.250%	12/16/20	BB+(d)		300	316,500

TOTAL CORPORATE OBLIGATIONS (cost $653,705,764)					669,570,772

FOREIGN GOVERNMENT BONDS — 2.7%
Arab Republic of Egypt (Egypt),
Sr. Unsec’d. Notes
5.750%	04/29/20	Ba3		100	95,500
6.875%	04/30/40	Ba3		260	224,250
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
4.138%	01/03/23(g)	Aa2		540	543,385
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20(g)	Aa2		1,095	1,252,680
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	05/15/15	Baa3	BRL	3,215	3,671,599
10.000%	01/01/14	Baa3	BRL	4,806	2,454,312
10.000%	01/01/17	Baa3	BRL	1	511
10.000%	01/01/21	Baa2	BRL	2,935	1,464,794
10.000%	01/01/23	NR	BRL	1,379	683,260
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3		420	466,200
City of Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
12.500%	04/06/15	B2		580	490,100

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Dominican Republic International (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21	B1		$425	$452,625
Sr. Unsec’d. Notes, 144A
7.500%	05/06/21	B1		400	426,000
Sr. Unsec’d. Notes
9.040%	01/23/18	B1		82	91,400
Eskom Holdings Ltd. (South Africa),
Sr. Unsec’d. Notes
5.750%	01/26/21	Baa2		300	328,125
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21	Baa2		1,700	1,859,375
Grenada Government International Bond (Grenada),
Unsub. Notes
4.500%	09/15/25(g)	B-(d)		480	249,903
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.750%	02/03/15	Ba1		2,480	2,380,800
6.375%	03/29/21	Ba1		2,000	1,948,000
7.625%	03/29/41	Ba1		100	97,750
Ivory Coast (Cayman Islands),
Sr. Unsec’d. Notes
3.750%	12/31/32	NR		1,150	851,000
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
8.000%	06/24/19	B3		1,025	1,042,938
8.000%	03/15/39	B3		291	266,265
Unsec’d. Notes
10.625%	06/20/17	B3		800	912,000
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21	Baa1		400	440,000
Sr. Unsec’d. Notes, 144A
6.625%	02/01/22	Baa1		1,400	1,603,000
Mexican Bonos (Mexico),
Bonds
6.500%	06/09/22	Baa1	MXN	20,000	1,619,963
7.500%	06/03/27	Baa1	MXN	24,500	2,086,024
10.000%	11/20/36	Baa1	MXN	21,505	2,239,184
Namibia International Bonds (Namibia),
Sr. Unsec’d. Notes
5.500%	11/03/21	Baa3		500	520,000
Sr. Unsec’d. Notes, 144A
5.500%	11/03/21	Baa3		200	208,000
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
6.750%	01/28/21	B+(d)		200	215,500
Sr. Unsec’d. Notes, 144A
6.750%	01/28/21	B+(d)		350	376,737
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
5.000%	01/13/37	Ba2		1,150	1,253,500
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.000%	03/23/22	A2		200	218,300
Province of Manitoba Canada (Canada),
Sr. Unsec’d. Notes
1.300%	04/03/17	Aa1		2,125	2,155,336

SEE NOTES TO FINANCIAL STATEMENTS.

A415

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Province of Ontario Canada (Canada),
Unsec’d. Notes
1.600%	09/21/16(a)	Aa1	$1,980	$2,015,678
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
5.750%	01/20/42	Aa2	300	357,750
Republic of Argentina (Argentina),
Sr. Unsec’d. Notes
2.500%	12/31/38	NR	2,400	774,000
8.280%	12/31/33	NR	2,834	1,856,497
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21	Baa2	1,800	2,081,700
5.625%	01/07/41	Baa2	4,070	4,991,855
5.875%	01/15/19	Baa2	800	965,600
7.125%	01/20/37	Baa2	3,000	4,327,500
8.750%	02/04/25	Baa2	265	409,425
11.000%	08/17/40	Baa2	445	574,050
Republic of Congo (Congo),
Sr. Unsec’d. Notes
3.000%	06/30/29(g)	NR	166	125,519
Republic of Fiji (Fiji),
Sr. Unsec’d. Notes
9.000%	03/15/16	B1	400	401,383
Republic of Gabonese (Gabon),
Bonds
8.200%	12/12/17	BB-(d)	750	870,000
Republic of Georgia (Russia),
Bonds
6.875%	04/12/21	Ba3	400	428,400
Republic of Iceland (Iceland),
Notes
4.875%	06/16/16	Baa3	150	150,196
Notes, 144A
4.875%	06/16/16	Baa3	850	852,104
Unsec’d. Notes, 144A
5.875%	05/11/22	Baa3	435	421,855
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21	Baa3	4,100	4,469,000
5.875%	03/13/20	Ba1	669	771,023
6.625%	02/17/37	Baa3	345	425,213
6.875%	01/17/18	Ba1	1,000	1,182,500
7.750%	01/17/38	Ba1	980	1,347,500
8.500%	10/12/35	Baa3	100	146,500
11.625%	03/04/19	Ba1	241	355,475
Unsec’d. Notes
5.250%	01/17/42	Baa3	750	784,913
Unsec’d. Notes, 144A
3.750%	04/25/22	Baa3	900	897,750
5.250%	01/17/42	Baa3	600	627,750
Republic of Iraq (Iraq),
Bonds
5.800%	01/15/28	NR	3,440	2,803,600
Republic of Lithuania (Lithuania),
Sr. Unsec’d. Notes
7.375%	02/11/20	Baa1	1,149	1,355,544
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	Baa3	1,150	1,394,375

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
6.125%	01/18/41	Baa3		$820	$1,066,000
6.550%	03/14/37	Baa3		690	939,090
7.125%	03/30/19	Baa3		1,185	1,522,725
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34	Ba2		4,125	5,280,000
Republic of Poland (Poland),
Sr. Unsec’d. Notes
3.875%	07/16/15	A2		2,490	2,628,942
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes
6.750%	11/01/24	BB(d)		1,283	1,232,000
7.250%	09/28/21	BB(d)		400	411,000
Sr. Unsec’d. Notes, 144A
7.250%	09/28/21	BB(d)		400	411,000
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	A3		700	806,750
6.500%	06/02/14	A3		430	472,140
6.250%	03/08/41	A3		200	253,000
Republic of Turkey (Turkey),
Bonds
10.500%	01/15/20	BBB-(d)	TRY	2,050	1,245,756
Sr. Unsec’d. Notes
5.625%	03/30/21	Ba2		1,750	1,909,688
6.250%	09/26/22	Ba1		2,550	2,887,875
6.750%	04/03/18	Ba2		1,300	1,478,750
6.750%	05/30/40	Ba2		1,350	1,569,375
6.875%	03/17/36	Ba2		600	704,400
7.000%	03/11/19	Ba2		500	581,250
7.000%	06/05/20	Ba2		2,000	2,345,000
7.250%	03/15/15	Ba2		100	110,125
7.375%	02/05/25	Ba2		100	123,000
7.500%	11/07/19	Ba2		3,400	4,122,500
8.000%	02/14/34	Ba2		1,140	1,501,095
Unsec’d. Notes
5.125%	03/25/22	Ba2		2,100	2,186,625
6.000%	01/14/41	Ba2		625	657,812
Republic of Vietnam (Vietnam),
Bonds
6.750%	01/29/20	B1		155	165,463
Russian Federation (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30	Baa1		14,120	16,951,971
Sr. Unsec’d. Notes, 144A
7.850%	03/10/18	Baa1	RUB	10,000	324,675
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.500%	04/04/22	Baa1		1,400	1,466,654
5.000%	04/29/20	Baa1		2,600	2,827,500
5.625%	04/04/42	Baa1		400	427,920
Turkey Government Bond (Turkey),
Bonds
10.000%	06/17/15	BBB-(d)	TRY	1,600	918,330
11.000%	08/06/14	BBB-(d)	TRY	750	433,785
Ukraine Government International Bond (Ukraine),
Bonds
7.750%	09/23/20	B2		650	588,900
Bonds, 144A
7.750%	09/23/20	B2		300	271,800

SEE NOTES TO FINANCIAL STATEMENTS.

A416

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes
6.580%	11/21/16	B2	$1,165	$1,042,675
6.750%	11/14/17	B2	565	501,946
6.875%	09/23/15	B2	400	370,000
Sr. Unsec’d. Notes, 144A
6.250%	06/17/16	B2	400	358,000
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22	Baa1	150	159,225
5.750%	10/12/10	Baa1	176	200,200
6.050%	01/11/40	Baa1	500	645,000
Sr. Unsec’d. Notes, MTN
5.950%	03/19/19	Baa1	3,030	3,693,570
6.375%	01/16/13	Baa1	205	210,740
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
7.000%	03/31/38	B2	1,100	720,500
7.650%	04/21/25	B2	2,040	1,407,600
8.250%	10/13/24	B2	800	578,000
9.250%	05/07/28	B2	2,382	1,810,168
11.950%	08/05/31	B2	5,724	5,093,915
12.750%	08/23/22	B2	2,635	2,529,600
Wakala Global Sukuk Bhd (Malaysia),
Bonds
4.646%	07/06/21	A3	500	549,721

TOTAL FOREIGN GOVERNMENT BONDS (cost $149,197,243)				154,046,727

MUNICIPAL BONDS — 1.0%
Arizona
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
4.839%	01/01/41	Aa1	1,365	1,592,163

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	510	680,784
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	1,330	1,802,110
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	1,230	1,654,621
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	275	362,799

4,500,314

Colorado
Regional Transportation District Sales Tax,
Revenue Bonds
5.000%	11/01/38	Aa2	770	858,766

District of Columbia
District of Columbia,
Revenue Bonds
5.250%	12/01/34	Aa1	770	924,400
5.591%	12/01/34	Aa1	120	149,065

				1,073,465

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Florida
Florida State Board of Education,
Revenue Bonds
5.000%	07/01/20	A1	$1,520	$1,856,406

Hawaii
State of Hawaii,
General Obligation Unlimited
5.000%	12/01/23	Aa2	1,645	2,007,755

Illinois
Chicago IL O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	480	614,582
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	Aaa	695	878,244
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	300	353,613

				1,846,439

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	146,388

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	1,140	1,486,115
5.888%	07/01/43	Aa3	1,715	2,228,642

				3,714,757

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
4.500%	08/01/31	Aa1	840	922,891
5.000%	06/01/25	Aa1	885	1,041,574
5.250%	09/01/24	Aa1	1,130	1,453,383

				3,417,848

New York — 0.2%
City of New York,
General Obligation Unlimited
5.000%	04/01/24	Aa2	1,330	1,584,855
6.271%	12/01/37	Aa2	645	829,709
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	1,370	2,003,515
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	1,180	1,362,286
New York City Housing Development Corp.,
Revenue Bonds
6.420%	11/01/27	Aa2	35	35,731
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	265	349,214
New York City Transitional Finance Authority,
Revenue Bonds
5.000%	11/01/24	Aa1	610	731,238
5.000%	02/01/25	Aa1	620	730,000

SEE NOTES TO FINANCIAL STATEMENTS.

A417

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)
5.267%	05/01/27	Aa1	$1,810	$2,084,450
5.508%	08/01/37	Aa1	1,905	2,309,241
Tompkins County Industrial Development Agency,
Revenue Bonds
5.000%	07/01/37	Aa1	780	876,704

				12,896,943

Oregon
Oregon State Taxable Pension,
General Obligation Unlimited
5.892%	06/01/27	Aa1	60	75,754

Pennsylvania — 0.1%
Commonwealth of Pennsylvania,
General Obligation Unlimited
5.000%	06/01/24	Aa1	2,305	2,827,428

South Carolina
South Carolina State Public Service Authority,
Revenue Bonds
4.322%	12/01/27	Aa3	1,460	1,576,318

Texas — 0.1%
City of Houston TX,
General Obligation Ltd.
5.000%	03/01/23	AA(d)	850	1,039,635
5.000%	03/01/24	AA(d)	975	1,177,927
6.290%	03/01/32	Aa2	1,080	1,358,748
City of San Antonio TX,
Revenue Bonds
5.000%	02/01/23	Aa1	1,160	1,453,329
Texas State Transportation Commission,
Revenue Bonds
5.178%	04/01/30	Aaa	1,315	1,604,892

				6,634,531

Utah — 0.1%
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%	06/15/39	Aa2	1,920	2,584,531

Virginia — 0.1%
University of Virginia,
Revenue Bonds
5.000%	09/01/40	Aaa	1,130	1,383,369
6.200%	09/01/39	Aaa	750	1,071,218
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.350%	05/15/35	Aa1	120	148,886
Virginia Public Building Authority,
Revenue Bonds
5.900%	08/01/30	Aa1	1,015	1,332,949
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	Aa1	1,755	1,854,842
5.000%	08/01/23	Aa1	1,470	1,822,388

				7,613,652

Washington — 0.1%
State of Washington,
General Obligation Unlimited
5.000%	07/01/24	Aa1	1,590	1,933,663

Interest Rate	Maturity Date	Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Washington (continued)
5.000%	07/01/25	Aa1	$805	$970,701

				2,904,364

TOTAL MUNICIPAL BONDS (cost $54,299,689)				58,127,822

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 0.2%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.926%(c)	02/25/34	BB(d)	53	49,227
Series 2004-D, Class 2A2
3.117%(c)	05/25/34	BBB+(d)	28	25,751
Series 2004-H, Class 2A2
2.763%(c)	09/25/34	Ba2	40	36,213
Series 2004-I, Class 3A2
2.755%(c)	10/25/34	A1	20	20,035
Series 2005-J, Class 2A1
2.755%(c)	11/25/35	Caa2	221	172,076
Series 2005-J, Class 3A1
5.238%(c)	11/25/35	Caa1	66	57,917
Credit Suisse Mortgage Capital Certificates,
Series 2010-1R, Class 12A1, 144A
3.244%(c)	03/27/36(g)	AAA(d)	86	84,752
Series 2010-1R, Class 42A1, 144A
5.000%	10/27/36(g)	AAA(d)	128	131,158
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/01/32(g)	Aaa	16	2,477
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A2, 144A
1.866%(c)	10/18/54(g)	Aaa	585	587,340
Series 2011-1A, Class A5, 144A
1.966%(c)	10/18/54(g)	Aaa	575	578,742
Series 2012-1A, Class 3A1, 144A
1.827%(c)	10/18/54(g)	Aaa	2,620	2,622,408
Government National Mortgage Assoc.,
Series 2010-92, Class PI, IO
4.500%	11/20/37(g)	Aaa	2,345	313,369
Series 2011-41, Class AI, IO
4.500%	12/20/39(g)	Aaa	2,640	436,572
Series 2011-88, Class EI, IO
4.500%	11/20/39(g)	Aaa	466	73,878
Holmes Master Issuer PLC (United Kingdom),
Series 2012-1A, Class A2, 144A
2.117%(c)	10/15/54(g)	Aaa	1,860	1,879,613
Series 2012-3A, Class B1
2.465%(c)	10/15/54	Aa3	1,250	1,240,950
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
2.880%(c)	07/25/35	Ba3	677	647,817
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%(c)	02/25/40	Aaa	118	120,203
Silverstone Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A, 144A
2.016%(c)	01/21/55(g)	Aaa	1,210	1,205,276

SEE NOTES TO FINANCIAL STATEMENTS.

A418

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Interest Rate	Maturity Date		Moody’s Ratings†	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
4.837%(c)	09/25/35		BB-(d)	$155	$144,817
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.848%(c)	01/25/34		AAA(d)	44	43,105
Series 2004-G, Class A3
4.715%	06/25/34		Aa1	448	456,773
Series 2005-AR2, Class 2A2
2.617%(c)	03/25/35		B2	42	39,019

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $10,984,777)					10,969,488

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.4%
Federal Home Loan Mortgage Corp.
2.508%(c)	02/01/35			122	130,328
2.528%(c)	07/01/35			25	26,246
2.535%(c)	09/01/32			3	2,968
3.500%	02/01/42			3,783	3,973,158
4.000%	08/01/26-10/01/41			11,607	12,360,736
4.500%	04/01/19-09/01/40			11,500	12,296,597
4.983%(c)	11/01/35			34	36,295
5.000%	10/01/18-08/01/40			7,089	7,652,829
5.057%(c)	03/01/36			73	77,809
5.133%(c)	02/01/37			62	66,651
5.299%(c)	02/01/37			259	274,122
5.337%(c)	01/01/36			16	17,169
5.358%(c)	02/01/37			206	220,347
5.369%(c)	04/01/37			521	559,448
5.500%	12/01/18-09/01/20			282	303,406
5.706%(c)	02/01/37			90	96,111
5.932%(c)	12/01/36			13	14,499
5.973%(c)	10/01/36			57	62,293
6.000%	10/01/32-08/01/38			402	440,690
6.011%(c)	01/01/37			32	33,964
6.051%(c)	11/01/36			49	52,706
6.094%(c)	10/01/36			88	95,198
6.269%(c)	08/01/36			65	70,871
6.500%	08/01/36			154	173,143
7.000%	11/01/30-06/01/32			7	8,173
Federal National Mortgage Assoc.
2.349%(c)	07/01/35			58	61,270
2.417%(c)	11/01/35			74	78,609
2.500%	05/15/14	(a)		3,000	3,119,070
2.502%(c)	08/01/36			76	80,471
2.943%(c)	12/01/36			68	72,536
3.000%	06/01/27			8,850	9,289,210
3.500%	04/01/27-05/01/42			22,429	23,638,374
4.000%	04/01/24-02/01/42			69,665	74,289,528
4.500%	05/01/19-01/01/42			89,616	96,397,287
4.744%(c)	01/01/37			114	122,338
4.875%	12/15/16			4,725	5,549,163
5.000%	03/01/18-09/01/41			60,566	65,867,870
5.250%(c)	12/01/35			35	37,538
5.298%(c)	12/01/35			12	12,927
5.414%(c)	09/01/37			51	54,503

Interest Rate	Maturity Date		Moody’s Ratings†	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.446%(c)	12/01/35			$61		$64,870
5.500%	01/01/17-05/01/39			56,053		61,465,227
5.733%(c)	08/01/37			95		102,390
5.815%(c)	11/01/37			258		277,181
5.974%(c)	09/01/36			44		48,086
6.000%	04/01/21-02/01/40			40,191		44,344,862
6.500%	07/01/32-10/01/39			11,452		12,930,616
7.000%	01/01/31-04/01/37			34		39,406
Government National Mortgage Assoc.
3.500%	11/20/41-03/20/42			27,552		29,488,434
4.000%	01/20/41			3,342		3,656,617
4.500%	11/20/40			1,518		1,677,094
5.000%	03/20/34-08/15/39			4,007		4,420,358
5.500%	10/20/32-11/15/34			175		196,406
6.000%	01/20/33			4		5,039
6.500%	09/20/32-12/20/33			23		26,527
7.000%	12/15/13			6		6,110
8.000%	12/15/16-07/15/23			9		9,836
8.500%	06/15/16-10/15/26			24		27,352
9.500%	03/15/19-01/15/20			1		1,748
12.000%	09/15/13			—	(r)	13

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $468,726,731)						476,504,623

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Bonds
4.625%	02/15/40			23,940		33,115,747
5.375%	02/15/31			6,000		8,743,128
6.750%	08/15/26			14,050		22,036,554
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.875%	07/15/13			10,094		12,946,841
U.S. Treasury Notes
0.875%	02/28/17			61,870		62,406,537
1.750%	08/15/12			26,960		27,013,704
2.125%	08/15/21	(a)		10,370		10,899,845
2.625%	08/15/20			520		572,284
2.625%	04/30/16	(k)		1,480		1,595,625
3.125%	09/30/13			36,220		37,499,001

TOTAL U.S. TREASURY OBLIGATIONS (cost $213,534,270)						216,829,266

TOTAL LONG-TERM INVESTMENTS (cost $5,175,522,585)						$5,386,302,558

				Shares
SHORT-TERM INVESTMENT — 12.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $679,841,956; includes $415,520,832 of cash collateral for securities on loan)(b)(w)(Note 4)				679,841,956		679,841,956

SEE NOTES TO FINANCIAL STATEMENTS.

A419

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS — 106.8% (cost $5,855,364,541)	$6,066,144,514
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (6.8)%	(384,264,948)

NET ASSETS — 100.0%	$5,681,879,566

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CVA	Certified Van Aandelen (Bearer)
CVT	Convertible Security
IO	Interest Only
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities
XTSE	Toronto Stock Exchange
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah

MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira

*	Non-income producing security.

†	The ratings reflected are as of June 30, 2012. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $409,937,549; cash collateral of $415,520,832 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at June 30, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at June 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2012	Unrealized Depreciation
Long Position:
35	30 Year U.S. Ultra Bonds	Sep. 2012	$5,914,635	$5,839,531	$(75,104)
Short Positions:
300	10 Year U.S. Treasury Notes	Sep. 2012	39,909,375	40,012,500	(103,125)
37	20 Year U.S. Treasury Bonds	Sep. 2012	5,459,812	5,474,844	(15,032)
195	5 Year U.S. Treasury Notes	Sep. 2012	24,140,391	24,173,906	(33,515)

					(151,672)

					$(226,776)

Forward foreign currency exchange contracts outstanding at June 30, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/16/12	Barclays Capital Group	BRL	1,405	$680,000	$692,687	$12,687
Expiring 08/16/12	Morgan Stanley	BRL	1,270	612,255	626,153	13,898
British Pound,
Expiring 07/11/12	Bank of New York Mellon	GBP	2	3,155	3,132	(23)
Expiring 07/11/12	Bank of New York Mellon	GBP	1	1,582	1,566	(16)
Expiring 07/11/12	Bank of New York Mellon	GBP	1	1,611	1,566	(45)
Expiring 07/11/12	Bank of New York Mellon	GBP	97	152,444	151,912	(532)

SEE NOTES TO FINANCIAL STATEMENTS.

A420

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 09/25/12	Standard Chartered PLC	CNY	7,283	$1,145,846	$1,142,498	$(3,348)
Colombian Peso,
Expiring 08/16/12	Credit Suisse First Boston Corp.	COP	2,054,475	1,150,000	1,141,708	(8,292)
Euro,
Expiring 08/16/12	Bank of New York Mellon	EUR	185	232,888	234,302	1,414
Expiring 08/16/12	Bank of New York Mellon	EUR	75	94,608	95,042	434
Expiring 08/16/12	JPMorgan Chase	EUR	766	977,044	969,607	(7,437)
Expiring 08/16/12	JPMorgan Chase	EUR	117	148,663	147,850	(813)
Expiring 08/16/12	JPMorgan Chase	EUR	63	78,787	79,909	1,122
Expiring 08/16/12	RBC Dominion Securities	EUR	90	113,225	114,492	1,267
Expiring 09/10/12	Bank of New York Mellon	EUR	377	474,330	477,437	3,107
Expiring 09/10/12	Bank of New York Mellon	EUR	45	57,231	57,529	298
Indonesia Rupiah,
Expiring 07/20/12	Credit Suisse First Boston Corp.	IDR	4,150,430	448,792	440,656	(8,136)
Mexican Peso,
Expiring 08/16/12	Morgan Stanley	MXN	10,644	773,401	794,045	20,644
Expiring 08/16/12	State Street Bank	MXN	2,090	144,037	155,884	11,847
Polish Zloty,
Expiring 08/16/12	Barclays Capital Group	PLN	7,636	2,252,362	2,278,177	25,815
Russian Ruble,
Expiring 08/16/12	Credit Suisse First Boston Corp.	RUB	39,398	1,185,170	1,205,594	20,424
Swiss Franc,
Expiring 08/10/12	Bank of New York Mellon	CHF	4	4,245	4,219	(26)
Expiring 08/10/12	Bank of New York Mellon	CHF	5	5,228	5,274	46
Turkish Lira,
Expiring 08/16/12	Barclays Capital Group	TRY	2,450	1,324,316	1,339,822	15,506

				$12,061,220	$12,161,061	$99,841

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/16/12	Citigroup Global Markets	BRL	6,082	$3,063,752	$2,998,407	$65,345
Expiring 08/16/12	Morgan Stanley	BRL	9,716	4,660,000	4,790,134	(130,134)
Expiring 08/16/12	Morgan Stanley	BRL	4,181	2,059,910	2,061,373	(1,463)
British Pound,
Expiring 07/11/12	Bank of New York Mellon	GBP	101	161,125	158,176	2,949
Colombian Peso,
Expiring 08/16/12	Credit Suisse First Boston Corp.	COP	2,054,475	1,150,670	1,141,708	8,962
Euro,
Expiring 08/16/12	Deutsche Bank	EUR	665	861,517	841,935	19,582
Expiring 08/16/12	JPMorgan Chase	EUR	665	854,985	841,992	12,993
Expiring 09/10/12	Bank of New York Mellon	EUR	73	90,968	92,111	(1,143)
Expiring 09/10/12	Bank of New York Mellon	EUR	50	63,598	63,991	(393)
Expiring 09/10/12	Goldman Sachs & Co.	EUR	7,040	8,794,579	8,915,544	(120,965)
Mexican Peso,
Expiring 08/16/12	Citigroup Global Markets	MXN	9,661	700,471	720,720	(20,249)
Expiring 08/16/12	Morgan Stanley	MXN	2,162	156,723	161,289	(4,566)
Expiring 08/16/12	UBS Securities	MXN	13,061	940,588	974,375	(33,787)
Polish Zloty,
Expiring 08/16/12	Credit Suisse First Boston Corp.	PLN	4,084	1,175,414	1,218,221	(42,807)
Expiring 08/16/12	Goldman Sachs & Co.	PLN	3,553	1,040,349	1,059,956	(19,607)
Russian Ruble,
Expiring 08/16/12	JPMorgan Chase	RUB	10,570	346,321	323,437	22,884
Swiss Franc,
Expiring 08/10/12	Bank of New York Mellon	CHF	366	396,964	386,011	10,953

SEE NOTES TO FINANCIAL STATEMENTS.

A421

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc (continued),
Expiring 08/10/12	Bank of New York Mellon	CHF	7	$7,237	$7,382	$(145)

				$26,525,171	$26,756,762	$(231,591)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,965,665,998	$713,235,972	$—
Preferred Stocks	3,205,547	9,393,539	—
Asset-Backed Securities	—	44,056,745	—
Commercial Mortgage-Backed Securities	—	64,696,059	—
Corporate Obligations	—	669,570,772	—
Foreign Government Bonds	—	154,046,727	—
Municipal Bonds	—	58,127,822	—
Residential Mortgage-Backed Securities	—	9,728,538	1,240,950
U.S. Government Agency Obligations	—	476,504,623	—
U.S. Treasury Obligations	—	216,829,266	—
Affiliated Money Market Mutual Fund	679,841,956	—	—
Other Financial Instruments*
Futures Contracts	(226,776)	—	—
Foreign Forward Currency Contracts	—	(131,750)	—

Total	$3,648,486,725	$2,416,058,313	$1,240,950

Fair Value of Level 2 investments at 12/31/11 was $1,222,694,295. $456,733,615 was transferred into Level 2 from Level 1 at 06/30/12 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A422

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (7.3% represents investments purchased with collateral from securities on loan)	12.0%
U.S. Government Agency Obligations	8.4
Oil & Gas	8.3
Telecommunications	4.3
Financial – Bank & Trust	4.0
U.S. Treasury Obligations	3.8
Financial Services	3.6
Computer Services & Software	3.5
Pharmaceuticals	3.4
Retail & Merchandising	3.1
Computer Hardware	3.0
Insurance	2.8
Foreign Government Bonds	2.7
Food	2.1
Beverages	2.0
Consumer Products & Services	1.9
Internet Services	1.8
Diversified Operations	1.7
Medical Supplies & Equipment	1.7
Chemicals	1.7
Real Estate Investment Trusts	1.7
Media	1.6
Metals & Mining	1.6
Electronic Components & Equipment	1.6
Semiconductors	1.4
Transportation	1.4
Utilities	1.2
Commercial Mortgage-Backed Securities	1.1
Healthcare Services	1.1
Municipal Bonds	1.0
Automobile Manufacturers	1.0
Aerospace & Defense	1.0
Entertainment & Leisure	1.0
Electric	1.0
Commercial Banks	0.9
Asset-Backed Securities	0.8

Pipelines	0.7%
Diversified Financial Services	0.7
Restaurants	0.6
Conglomerates	0.6
Automotive Parts	0.6
Commercial Services	0.5
Biotechnology	0.5
Tobacco	0.5
Advertising	0.5
Distribution/Wholesale	0.4
Building Materials	0.4
Farming & Agriculture	0.4
Machinery & Equipment	0.3
Clothing & Apparel	0.3
Hotels & Motels	0.3
Diversified Manufacturing	0.3
Electric – Integrated	0.3
Paper & Forest Products	0.3
Industrial Products	0.3
Office Equipment	0.3
Environmental Control	0.3
Cable Television	0.2
Construction	0.2
Airlines	0.2
Medical Products	0.2
Residential Mortgage-Backed Securities	0.2
Real Estate	0.2
Coal	0.2
Containers & Packaging	0.2
Software	0.2
Home Builders	0.1
Diversified Machinery	0.1
Business Services	0.1
Manufacturing	0.1
Holding Companies – Diversified	0.1
Toys	0.1
Broadcasting	0.1

106.8
Liabilities in excess of other assets	(6.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from broker-variation margin	$226,776	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	272,177	Unrealized depreciation on foreign currency forward contracts	403,927

Total		$272,177		$630,703

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A423

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	June 30, 2012 (Unaudited)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$(1,244,611)	$—	$(1,244,611)
Foreign exchange contracts	—	—	1,123,612	1,123,612
Equity contracts	15,331	—	—	15,331

Total	$15,331	$(1,244,611)	$1,123,612	$(105,668)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$(226,776)	$—	$(226,776)
Foreign exchange contracts	—	—	(748,203)	(748,203)
Equity contracts	(44)	—	—	(44)

Total	$(44)	$(226,776)	$(748,203)	$(975,023)

For the six months ended June 30, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$ 5,195,357	$40,341,129	$ 38,690,480	$ 43,098,407

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A424

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2012

ASSETS:
Investments at value, including securities on loan of $409,937,549:
Unaffiliated investments (cost $5,175,522,585)	$5,386,302,558
Affiliated investments (cost $679,841,956)	679,841,956
Receivable for investments sold	29,718,155
Receivable for fund share sold	26,192,599
Dividends and interest receivable	24,723,009
Tax reclaim receivable	2,050,716
Unrealized appreciation on foreign currency forward contracts	272,177
Due from broker-variation margin	209,039
Prepaid expenses	6,763

Total Assets	6,149,316,972

LIABILITIES:
Payable to broker for collateral for securities on loan	415,520,832
Payable for investments purchased	49,333,838
Advisory fees payable	1,396,289
Payable to custodian	443,422
Unrealized depreciation on foreign currency forward contracts	403,927
Accrued expenses and other liabilities	298,388
Shareholder servicing fees payable	38,304
Payable for fund share repurchased	1,756
Affiliated transfer agent fee payable	492
Due to broker	158

Total Liabilities	467,437,406

NET ASSETS	$5,681,879,566

Net assets were comprised of:
Paid-in capital	$5,366,766,451
Retained earnings	315,113,115

Net assets, June 30, 2012	$5,681,879,566

Net asset value and redemption price per share, $5,681,879,566 / 317,395,729 outstanding shares of beneficial interest	$17.90

STATEMENT OF OPERATIONS

(Unaudited)

Six Months Ended June 30, 2012

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,877,871 foreign withholding tax)	$43,753,008
Unaffiliated interest income	31,982,133
Affiliated income from securities lending, net	776,340
Affiliated dividend income	275,143

76,786,624

EXPENSES
Advisory fees	22,631,229
Shareholder servicing fees and expenses	2,662,497
Custodian and accounting fees	477,000
Trustees’ fees	27,000
Insurance expenses	24,000
Audit fee	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	5,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 4)	5,000
Miscellaneous	21,619

Total expenses	25,878,345
Less: advisory fee waivers and/or expense reimbursement.	(84,959)
Less: shareholder servicing fee waiver	(973,005)

Net expenses	24,820,381

NET INVESTMENT INCOME	51,966,243

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	56,368,288
Futures transactions	(1,244,611)
Foreign currency transactions	(442,860)

54,680,817

Net change in unrealized appreciation (depreciation) on:
Investments	173,225,513
Futures	(226,776)
Foreign currencies	(709,138)

172,289,599

NET GAIN ON INVESTMENTS	226,970,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$278,936,659

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$51,966,243	$74,924,179
Net realized gain on investment and foreign currency transactions	54,680,817	149,925,996
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	172,289,599	(280,234,489)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	278,936,659	(55,384,314)

DISTRIBUTIONS	(122,715,453)	(44,710,269)

FUND SHARE TRANSACTIONS:
Fund share sold [101,473,511 and 176,381,323 shares, respectively]	1,832,538,579	3,020,247,077
Fund share issued in reinvestment of distributions [7,024,353 and 2,587,400 shares, respectively]	122,715,453	44,710,269
Fund share repurchased [38,656,489 and 138,071,321 shares, respectively]	(689,310,732)	(2,229,039,875)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,265,943,300	835,917,471

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	20,313

TOTAL INCREASE IN NET ASSETS	1,422,164,506	735,843,201
NET ASSETS:
Beginning of period	4,259,715,060	3,523,871,859

End of period	$5,681,879,566	$4,259,715,060

SEE NOTES TO FINANCIAL STATEMENTS.

A425

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

(Unaudited)

1.    General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 2012 consisted of 66 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 19 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”):    Long-term capital appreciation.

AST Advanced Strategies Portfolio (“Advanced Strategies”):    High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST CLS Moderate Asset Allocation Portfolio (“CLS Moderate Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST FI Pyramis® Asset Allocation Portfolio (“FI Pyramis® Asset Allocation”):    Maximize total return.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”):    Long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation”):    Long-term capital growth.

AST Franklin Templeton Founding Funds Allocation Portfolio (“Franklin Templeton Founding Funds Allocation”):    Capital appreciation with a secondary investment objective to seek income.

AST Horizon Growth Asset Allocation Portfolio (“Horizon Growth Asset Allocation”):    Highest potential total return consistent with its level of risk tolerance.

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”):    Highest potential total return consistent with its level of risk tolerance.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”):    Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”):    Maximize return compared to the benchmark through security selection and tactical asset allocation.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”):    Maximize total return, consistent with preservation of capital and prudent investment management.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”):    Maximize total return, consistent with preservation of capital and prudent investment management.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

B1

AST Schroders Global Tactical Portfolio (“Schroders Global Tactical”), formerly known as AST CLS Growth Asset Allocation Portfolio: To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays Capital U.S. Aggregate Bond Index (30%).

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”):    Long-term capital appreciation.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”):    High level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

2.    Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuations:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolios’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following each Portfolio’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy. In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

B2

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts

B3

involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

B4

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few Portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios of the Trust may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Swap Agreements:    Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation

B5

on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

B6

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swap:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of June 30, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

B7

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At June 30, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alpha Simplex Group, LLC for a portion of Academic Strategies;

AQR Capital Management, LLC / CNH Partners, LLC for a portion of Academic Strategies;

CLS Investments, LLC for Schroders Global Tactical through April 30, 2012 and CLS Moderate Asset Allocation;

CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC) for a portion of Academic Strategies;

First Quadrant, L.P. for a portion of Academic Strategies; First Trust Advisors L.P. for

First Trust Balanced Target and First Trust Capital Appreciation Target;

B8

Franklin Advisers, Inc. for a portion of Franklin Templeton Founding Funds Allocation;

Franklin Mutual Advisers, LLC for a portion of Franklin Templeton Founding Funds Allocation;

Horizon Investments, LLC for Horizon Growth Asset Allocation and Horizon Moderate Asset Allocation;

Jennison Associates LLC for a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for J.P. Morgan Strategic Opportunities and a portion of Academic Strategies;

LSV Asset Management for a portion of Advanced Strategies;

Marsico Capital Management LLC for a portion of Advanced Strategies;

Pacific Investment Management Company LLC (“PIMCO”) for PIMCO Total Return Bond, PIMCO Limited Maturity Bond, a portion of Academic Strategies and a portion of Advanced Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies, Academic Strategies and manages Capital Growth Asset Allocation, Balanced Asset Allocation, and Preservation Asset Allocation. Quantitative Management Associates LLC (“QMA”) provides certain sub-advisory services to these Portfolios and to Academic Strategies and Advanced Strategies;

Prudential Investment Management, Inc. (“PIM”), for Investment Grade Bond;

Pyramis® Global Advisors, LLC for FI Pyramis® Asset Allocation;

Quantitative Management Associates LLC for a portion of Academic Strategies and Advanced Strategies;

Schroder Investment Management North America Ltd. and Schroder Investment Management North America, Inc. for Schroders Multi-Asset World Strategies and Schroders Global Tactical effective April 30, 2012;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and a portion of Advanced Strategies;

Templeton Global Advisors Limited for a portion of Franklin Templeton Founding Funds Allocation;

William Blair & Company, LLC for a portion of Advanced Strategies.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their advisory fee and/or reimburse each Portfolio so that the subadvisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Academic Strategies*	0.72%†	0.72%	N/A
Advanced Strategies	0.85%†	0.85%	N/A
Balanced Asset Allocation	0.15%†	0.15%	N/A
Capital Growth Asset Allocation	0.15%†	0.15%	N/A
CLS Moderate Asset Allocation	0.30%†	0.20%	N/A
FI Pyramis® Asset Allocation	0.85%	0.85%	0.89%**
First Trust Balanced Target	0.85%†	0.85%	N/A
First Trust Capital Appreciation Target	0.85%†	0.85%	N/A
Franklin Templeton Founding Funds Allocation	0.95%	0.48%	1.10%†††
Horizon Growth Asset Allocation	0.30%†	0.23%	N/A
Horizon Moderate Asset Allocation	0.30%†	0.22%	N/A
Investment Grade Bond	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00%††
J.P. Morgan Strategic Opportunities	1.00%	1.00%	N/A
PIMCO Limited Maturity Bond	0.65%	0.65%	N/A

B9

	Advisory Fees	Effective Advisory Fees	Expense Limitations
PIMCO Total Return Bond	0.65%†	0.65%	N/A
Preservation Asset Allocation	0.15%†	0.15%	N/A
Schroders Global Tactical	0.95%***	0.47%#	N/A
Schroders Multi-Asset World Strategies	1.10%	1.10%	N/A
T. Rowe Price Asset Allocation	0.85%†	0.85%	N/A

*      The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

** Expense limitation is noted in the table below:

	January 1, 2012 – June 30, 2012 Expense Limitation	Effective July 1, 2012 Expense Limitation
FI Pyramis® Asset Allocation	N/A	0.89%
*** The Investment Manager has contractually agreed to waive a portion of its advisory fees so that the effective advisory fee rates are as follows through June 30, 2013:

	First $4 billion	In Excess of $4 billion
Schroders Global Tactical	0.95%	0.93%
# Includes effective fee relating to the Portfolio prior to its repositioning from AST CLS Growth Asset Allocation Portfolio to AST Schroders Global Tactical Portfolio.
† The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	First $100 million	Next $100 million	In Excess of $200 million
CLS Moderate Asset Allocation	0.00%	0.05%	0.10%

	First $250 million	Next $500 million	In Excess of $750 million
Horizon Growth Asset Allocation	0.00%	0.05%	0.10%
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%

	In Excess of $6,500 million
Academic Strategies	0.01%

	In Excess of $5,500 million
Advanced Strategies	0.01%

	In Excess of $5,000 million
Balanced Asset Allocation.	0.01%
Capital Growth Asset Allocation	0.01%
Preservation Asset Allocation	0.01%

	In Excess of $4,000 million
First Trust Balanced Target	0.02%

B10

In Excess of $4,000 million
First Trust Capital Appreciation Target	0.02%

In Excess of $6,000 million
PIMCO Total Return Bond	0.01%

In Excess of 4,500 million
T. Rowe Price Asset Allocation	0.02%
†† Expense limitation of Investment Grade Bond is contractual through April 30, 2013.
††† Expense limitation of Franklin Templeton Founding Funds Allocation is contractual through April 30, 2014.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

The Trust, excluding Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the six months ended June 30, 2012, PIM was compensated as follows for these services by the Portfolios:

PIM
Academic Strategies	$106,929
Advanced Strategies	116,656
FI Pyramis® Asset Allocation	44,719
CLS Moderate Asset Allocation	79,914
First Trust Balanced Target	195,106
First Trust Capital Appreciation Target	218,707
Horizon Growth Asset Allocation	15,294
Horizon Moderate Asset Allocation	19,113
Investment Grade Bond	213,875
J.P. Morgan Strategic Opportunities	52,360
Schroders Global Tactical	60,730
Schroders Multi-Asset World Strategies	280,200
T. Rowe Price Asset Allocation	232,225

B11

During the year ended December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. This amount is presented in the Statement of Changes in Net Assets. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

Amount
J.P. Morgan Strategic Opportunities	$57,028
T. Rowe Price Asset Allocation	20,313

5.    Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$2,845,325,858	$2,570,167,468
Advanced Strategies	3,533,100,854	2,928,520,297
Balanced Asset Allocation	2,187,361,918	1,402,856,906
Capital Growth Asset Allocation	2,698,097,380	2,157,849,395
CLS Moderate Asset Allocation	1,576,009,214	1,071,488,953
FI Pyramis® Asset Allocation	1,499,919,339	1,244,859,012
First Trust Balanced Target	2,347,168,675	1,921,500,989
First Trust Capital Appreciation Target	3,419,043,251	2,890,756,150
Franklin Templeton Founding Funds Allocation	86,631,089	10,054,474
Horizon Growth Asset Allocation	908,307,676	576,636,577
Horizon Moderate Asset Allocation	777,950,793	462,888,516
Investment Grade Bond	17,056,135,370	18,247,614,905
J.P. Morgan Strategic Opportunities	1,164,808,988	956,785,015
PIMCO Limited Maturity Bond	198,166,699	515,197,998
PIMCO Total Return Bond	14,870,122,363	14,585,277,424
Preservation Asset Allocation	1,182,326,902	556,266,698
Schroders Global Tactical	3,536,506,617	3,500,457,609
Schroders Multi-Asset World Strategies	1,524,748,441	1,152,657,605
T. Rowe Price Asset Allocation	2,270,563,236	1,134,927,621

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the six months ended June 30, 2012 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies
BlackRock Value	$82,625,378	$18,278,149	$35,374,803	$857,381	$69,256,018
Cohen & Steers Realty	281,198,395	59,014,315	132,433,979	3,513,129	240,220,558
Federated Aggressive Growth	2,125,790	465,811	355,421	—	2,560,697
Global Real Estate	266,793,468	137,610,241	73,933,979	6,326,606	361,627,704
Goldman Sachs Concentrated Growth	33,665,996	6,300,088	16,936,402	70,948	27,302,294
Goldman Sachs Large-Cap Value	27,132,067	6,271,644	12,788,310	288,117	22,880,943
Goldman Sachs Mid-Cap Growth	58,219,504	20,446,509	22,872,804	7,926,395	54,345,780
Goldman Sachs Small-Cap Value	28,095,118	25,444,874	5,331,314	272,211	48,739,494
High Yield	326,819,012	88,906,574	51,832,223	23,036,854	362,410,812
International Growth	326,628,841	89,869,496	127,300,424	3,421,464	308,033,864
International Value	361,778,944	104,638,378	59,236,826	9,797,079	404,233,685
Jennison Large-Cap Growth	79,186,381	15,572,852	42,341,005	—	62,801,672
Jennison Large-Cap Value	39,681,116	9,428,846	16,187,402	177,430	34,274,442
Large-Cap Value	125,286,403	21,396,267	108,872,572	1,734,385	46,064,980
Lord Abbett Core Fixed Income	53,117,262	13,373,579	10,163,386	2,166,284	56,075,385
Marsico Capital Growth	81,000,236	15,839,519	41,341,005	266,667	63,754,682

B12

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies (continued)
MFS Growth	$48,955,117	$9,343,711	$24,404,603	$—	$39,139,620
Mid-Cap Value	82,374,910	184,985,488	14,809,207	2,278,973	251,256,302
Money Market	246,690	25	—	—	246,715
Neuberger Berman Core Bond	35,400,809	7,592,854	6,275,591	—	37,632,846
Neuberger Berman Mid-Cap Growth	84,358,377	18,780,171	29,809,207	—	80,632,907
Parametric Emerging Markets Equity	365,834,416	184,506,314	68,185,948	14,949,262	477,699,424
PIMCO Limited Maturity Bond	698,869	29,692	—	29,692	720,633
PIMCO Total Return Bond	123,548,727	31,161,098	24,214,567	5,015,895	132,406,516
Prudential Core Bond	70,872,075	15,283,718	13,551,181	345,810	74,879,660
Prudential Jennison Market Neutral Fund	1,387,414	200,000	—	—	1,543,427
QMA US Equity Alpha	162,565,129	34,933,982	83,354,784	1,318,658	131,076,503
Small-Cap Growth	3,144,206	698,717	533,131	—	3,410,690
Small-Cap Value	78,317,866	58,333,785	19,439,734	597,569	120,526,688
T. Rowe Price Equity Income	—	89,976,809	31,980,648	129,625	57,865,794
T. Rowe Price Large-Cap Growth	79,321,589	15,572,852	42,341,006	—	63,745,240
T. Rowe Price Natural Resources	18,178,837	7,526,779	3,455,482	99,205	20,323,819
Western Asset Core Plus Bond	70,713,528	20,197,009	13,551,181	5,259,101	75,406,086

	$3,399,272,470	$1,311,980,146	$1,133,208,125	$89,878,740	$3,733,095,880

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Advanced Strategies
Federated Aggressive Growth.	$17,576,880	$11,288,400	$6,981,600	$—	$24,894,069
Goldman Sachs Small-Cap Value	11,603,174	10,668,135	5,387,400	99,435	17,430,883
Small-Cap Growth	26,096,441	16,932,600	10,472,400	—	33,361,796
Small-Cap Value	26,473,031	24,853,176	12,570,600	192,876	40,485,499

	$81,749,526	$63,742,311	$35,412,000	$292,311	$116,172,247

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation
BlackRock Value	$381,637,040	$100,214,731	$60,779,214	$5,388,645	$431,888,194
Federated Aggressive Growth	22,753,962	19,484,928	6,290,900	—	39,420,516
Goldman Sachs Concentrated Growth	148,524,654	31,491,789	29,410,566	451,370	166,442,500
Goldman Sachs Large-Cap Value	125,896,738	33,420,467	20,808,071	1,802,137	147,491,027
Goldman Sachs Mid-Cap Growth.	18,577,419	6,312,230	3,973,823	2,472,178	20,581,989
Goldman Sachs Small-Cap Value	17,886,703	16,492,415	5,179,425	167,469	29,713,143
High Yield	157,025,357	48,777,688	24,400,419	11,546,563	180,048,556
International Growth	302,946,739	93,566,430	44,828,777	4,451,856	361,490,779
International Value	304,166,932	110,395,819	43,853,777	9,696,244	365,428,148
Jennison Large-Cap Growth	361,030,801	83,961,047	73,431,414	—	409,560,930
Jennison Large-Cap Value	183,415,494	64,135,526	24,039,607	1,208,580	225,904,839
Large-Cap Value	569,111,294	102,234,681	410,025,387	10,398,627	294,712,018
Lord Abbett Core Fixed-Income	330,294,348	96,935,018	53,473,688	13,763,629	371,555,037
Marsico Capital Growth	363,811,735	84,287,716	66,031,414	1,786,669	410,125,090

B13

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation (continued)
MFS Growth	$218,014,493	$51,960,628	$40,908,849	$—	$248,101,401
Mid-Cap Value	38,723,443	9,937,106	5,227,599	451,797	45,968,438
Money Market	60,603,154	14,459,492	7,000,668	6,866	68,061,978
Neuberger Berman Core Bond	220,533,603	58,097,663	35,177,459	746,737	249,049,509
Neuberger Berman Mid-Cap Growth	26,909,272	5,990,078	4,845,734	—	30,388,166
Parametric Emerging Markets Equity	97,542,735	36,502,968	15,604,718	3,813,456	118,486,929
PIMCO Limited Maturity Bond	46,128,267	41,648,692	9,740,606	2,988,425	77,024,564
PIMCO Total Return Bond	770,406,512	224,408,734	131,918,606	31,605,493	873,709,418
Prudential Core Bond	440,921,486	114,460,757	70,757,918	2,213,905	498,576,258
Small-Cap Growth	34,364,240	33,089,892	8,623,849	—	58,382,049
Small-Cap Value	40,993,036	38,504,231	11,425,324	329,357	69,962,927
T. Rowe Price Equity Income	—	424,102,893	45,952,678	792,767	376,203,293
T. Rowe Price Global Bond	246,046	10,655	—	10,655	249,885
T. Rowe Price Large-Cap Growth	360,885,743	83,571,047	73,266,414	—	413,484,910
T. Rowe Price Natural Resources	28,589,222	13,219,296	3,210,084	174,072	35,956,484
Western Asset Core Plus Bond	439,256,027	145,687,301	72,669,918	33,420,449	499,044,600

	$6,111,196,495	$2,187,361,918	$1,402,856,906	$139,687,946	$7,117,013,575

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation
BlackRock Value	$477,310,345	$159,209,156	$116,224,582	$6,593,765	$531,895,454
Federated Aggressive Growth	28,996,712	27,389,737	12,314,486	—	48,477,770
Goldman Sachs Concentrated Growth	189,855,825	49,012,277	54,231,302	552,363	204,724,051
Goldman Sachs Large-Cap Value	161,821,497	50,569,896	42,134,194	2,205,246	181,402,657
Goldman Sachs Mid-Cap Growth	23,662,983	9,017,543	7,022,223	3,022,501	25,311,957
Goldman Sachs Small-Cap Value	22,795,593	23,094,760	9,684,615	204,957	36,749,041
High Yield	102,101,016	36,597,130	27,105,887	6,912,745	111,165,947
International Growth	388,153,312	134,849,949	90,163,489	5,448,525	444,637,431
International Value	388,878,290	156,175,384	87,543,489	11,868,960	449,474,809
Jennison Large-Cap Growth	459,540,265	131,179,785	135,008,254	—	503,742,586
Jennison Large-Cap Value	236,630,192	88,192,234	49,266,291	1,478,981	277,653,900
Large-Cap Value	717,720,991	155,551,793	552,544,235	12,724,066	362,468,953
Lord Abbett Core Fixed-Income	212,451,121	80,665,554	62,441,237	8,235,596	229,615,352
Marsico Capital Growth	464,652,150	130,700,775	126,262,254	2,185,990	504,427,643
MFS Growth	278,446,235	79,859,871	77,120,953	—	305,137,789
Mid-Cap Value	49,286,563	15,758,070	11,578,648	552,766	56,528,469
Money Market	31,631,977	6,510,029	2,689,972	3,439	35,452,034
Neuberger Berman Core Bond	141,983,061	50,854,862	42,444,158	446,890	153,909,566
Neuberger Berman Mid-Cap Growth	34,298,207	9,437,561	9,278,334	—	37,374,258
Parametric Emerging Markets Equity	125,884,812	50,516,693	30,484,159	4,667,160	145,736,413
PIMCO Limited Maturity Bond	29,761,293	31,423,973	13,002,678	1,789,356	47,599,774

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation (continued)
PIMCO Total Return Bond	$493,825,336	$190,304,977	$151,884,553	$18,913,074	$539,926,371
Prudential Core Bond	284,257,816	99,752,644	84,513,316	1,324,700	308,289,722
Small-Cap Growth	43,771,218	46,319,606	17,077,230	—	72,193,402
Small-Cap Value	52,243,953	53,922,572	21,757,101	403,032	86,511,871
T. Rowe Price Equity Income	—	564,727,417	98,815,485	970,096	462,187,708
T. Rowe Price Global Bond	843,076	36,508	—	36,508	856,230
T. Rowe Price Large-Cap Growth	460,131,549	129,404,785	134,057,254	—	508,566,969
T. Rowe Price Natural Resources	36,341,093	18,834,859	7,025,700	213,080	44,484,217
Western Asset Core Plus Bond	281,729,483	118,226,980	84,173,316	19,999,034	308,392,925

	$6,219,005,964	$2,698,097,380	$2,157,849,395	$110,752,830	$7,024,895,269

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
CLS Moderate Asset Allocation
BlackRock Value	$86,687,450	$58,839,470	$15,744,555	$1,583,183	$130,743,942
Federated Aggressive Growth	44,646,062	23,805,600	9,600,000	—	65,596,031
Goldman Sachs Concentrated Growth	36,011,413	14,334,442	6,484,935	132,381	47,356,094
Goldman Sachs Large-Cap Value	27,927,876	20,042,927	5,248,185	530,601	44,422,769
Goldman Sachs Mid-Cap Growth	4,218,603	2,463,813	802,260	706,857	5,641,704
International Growth	186,412,102	36,684,750	115,987,000	1,972,750	119,030,392
International Value	44,681,266	83,229,294	113,000,000	729,294	17,204,728
Jennison Large-Cap Growth	85,626,815	35,505,153	16,212,338	—	112,723,558
Jennison Large-Cap Value	41,212,672	30,247,592	7,872,278	338,757	63,328,673
Large-Cap Value	131,625,343	48,116,098	94,680,000	3,150,196	91,845,816
Lord Abbett Core Fixed-Income	104,492,962	42,111,649	45,084,450	3,036,649	101,411,187
Marsico Capital Growth	87,657,771	36,015,706	16,212,337	510,554	113,081,781
MFS Growth	52,520,949	21,303,092	9,727,403	—	68,227,968
Mid-Cap Value	9,484,984	6,177,844	1,623,150	143,104	14,563,072
Money Market	297,969,590	520,775,655	210,266,000	56,937	608,479,245
Neuberger Berman Core Bond	69,621,889	26,212,783	30,056,300	162,783	67,310,776
Neuberger Berman Mid-Cap Growth	6,100,314	2,635,434	1,203,390	—	8,026,957
PIMCO Total Return Bond	242,872,505	98,228,391	105,197,050	7,053,391	240,518,226
Prudential Core Bond	139,380,105	52,585,421	60,112,600	485,421	135,727,392
Small-Cap Growth	50,800,818	35,708,400	14,400,000	—	72,582,201
T. Rowe Price Equity Income	—	127,901,930	13,120,462	238,390	114,152,791
T. Rowe Price Large-Cap Growth	85,642,792	35,505,153	16,212,337	—	113,911,145
Western Asset Core Plus Bond	139,064,360	59,481,496	60,112,600	7,381,496	136,481,123

	$1,974,658,641	$1,417,912,093	$968,959,630	$28,212,744	$2,492,367,571

B15

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Horizon Growth Asset Allocation
BlackRock Value	$98,729,933	$52,202,026	$41,358,032	$1,343,534	$111,353,341
Federated Aggressive Growth	15,481,168	11,306,341	7,110,483	—	21,975,797
Goldman Sachs Concentrated Growth	37,364,913	13,617,942	8,210,104	113,630	46,385,732
Goldman Sachs Large-Cap Value	31,361,494	17,724,862	13,786,011	445,408	37,386,795
Goldman Sachs Mid-Cap Growth	4,381,868	2,271,866	1,015,683	601,230	5,509,509
Goldman Sachs Small-Cap Value	8,300,686	11,204,105	5,742,548	85,994	13,854,895
International Growth	77,277,434	40,121,927	49,897,921	1,000,369	69,905,562
International Value	66,679,448	43,538,895	43,859,825	2,057,178	63,661,708
Jennison Large-Cap Growth	89,135,316	33,760,779	20,525,259	—	110,552,797
Jennison Large-Cap Value	46,767,273	26,689,860	20,679,016	280,744	52,590,221
Large-Cap Value	149,907,263	60,630,665	140,487,159	2,711,448	79,222,550
Lord Abbett Core Fixed-Income	24,386,674	17,184,328	2,822,963	1,112,528	38,540,833
Marsico Capital Growth	91,265,557	34,198,484	20,525,259	437,705	111,093,925
MFS Growth	54,733,013	20,256,468	12,315,155	—	66,987,586
Mid-Cap Value	10,808,255	5,468,462	4,263,715	124,301	12,675,953
Money Market	181,510,539	162,172,748	72,789,772	23,639	270,893,515
Neuberger Berman Core Bond	16,244,996	10,774,198	1,881,975	59,665	25,596,711
Neuberger Berman Mid-Cap Growth	6,338,111	2,505,955	1,523,524	—	7,822,114
PIMCO Total Return Bond	56,660,242	40,071,925	6,586,914	2,571,061	91,028,319
Prudential Core Bond	32,526,673	21,606,614	3,763,951	177,548	51,529,560
Small-Cap Growth	19,541,281	16,959,511	10,665,725	—	25,914,078
Small-Cap Value	19,870,170	26,113,969	13,399,279	171,711	33,155,166
T. Rowe Price Equity Income	—	133,446,744	34,465,027	203,345	97,540,929
T. Rowe Price Large-Cap Growth	89,190,442	33,760,779	20,525,259	—	111,718,445
Western Asset Core Plus Bond	32,453,067	24,127,760	3,763,951	2,698,694	51,792,290

	$1,260,915,816	$861,717,213	$561,964,510	$16,219,732	$1,608,688,331

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Horizon Moderate Asset Allocation
BlackRock Value	$81,709,758	$38,027,956	$29,154,643	$1,110,666	$92,539,384
Federated Aggressive Growth	17,433,026	4,720,166	3,213,334	—	21,560,528
Goldman Sachs Concentrated Growth	31,369,682	7,768,054	6,684,666	90,231	35,494,875
Goldman Sachs Large-Cap Value	25,936,280	12,993,731	9,718,214	367,514	31,060,369
Goldman Sachs Mid-Cap Growth	3,703,373	1,429,128	826,969	479,294	4,223,604
Goldman Sachs Small-Cap Value	7,326,298	6,758,960	2,254,416	70,200	12,129,473
International Growth	106,853,794	23,907,027	50,732,408	1,284,781	83,681,701
International Value	83,329,385	38,386,951	34,373,657	2,673,771	84,689,912
Jennison Large-Cap Growth	74,760,752	19,194,559	16,711,665	—	84,264,017
Jennison Large-Cap Value	38,921,085	19,653,617	14,577,321	233,609	44,150,205
Large-Cap Value	124,305,237	46,044,769	112,177,193	2,245,753	66,035,480
Lord Abbett Core Fixed-Income	64,783,906	18,328,351	4,310,435	2,696,155	78,300,339
Marsico Capital Growth	76,573,460	19,541,698	16,711,665	347,139	84,813,812
MFS Growth	45,893,647	11,516,735	10,026,999	—	51,066,840
Mid-Cap Value	9,016,346	4,008,466	3,005,633	103,450	10,615,814
Money Market	382,194,170	223,984,347	59,535,554	48,577	546,642,962
Neuberger Berman Core Bond	43,148,719	10,566,102	2,873,624	144,638	51,925,675
Neuberger Berman Mid-Cap Growth	5,352,227	1,424,751	1,240,453	—	5,968,736
PIMCO Total Return Bond	150,493,150	42,707,371	10,057,682	6,232,246	185,143,200
Prudential Core Bond	86,401,593	21,273,406	5,747,247	430,478	104,643,597
Small-Cap Growth	20,940,941	7,080,248	4,820,000	—	23,839,168

B16

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Horizon Moderate Asset Allocation (continued)
Small-Cap Value	$18,045,667	$15,750,359	$5,260,303	$143,252	$29,640,787
T. Rowe Price Equity Income	—	106,408,237	24,295,536	167,829	81,118,842
T. Rowe Price Large-Cap Growth	74,788,262	19,194,559	16,711,665	—	85,166,111
Western Asset Core Plus Bond	86,196,618	27,384,203	5,747,247	6,541,274	105,233,277

	$1,659,477,376	$748,053,751	$450,768,529	$25,410,857	$2,003,948,708

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation
BlackRock Value	$202,871,058	$32,709,608	$24,904,803	$2,819,370	$218,287,977
Federated Aggressive Growth	11,795,264	8,138,639	1,675,569	—	20,317,337
Goldman Sachs Concentrated Growth	78,607,400	9,191,681	10,509,782	236,051	85,843,176
Goldman Sachs Large-Cap Value	66,812,344	10,496,684	6,426,601	942,740	76,060,776
Goldman Sachs Mid-Cap Growth	9,753,473	2,260,274	1,085,179	1,293,392	10,792,259
Goldman Sachs Small-Cap Value	9,337,221	6,629,113	1,057,927	87,634	15,341,084
High Yield	228,420,847	53,524,908	19,789,991	17,075,062	259,829,834
International Growth	160,993,252	28,636,794	10,237,139	2,328,461	186,418,868
International Value	161,621,780	36,700,660	9,682,139	5,072,328	188,496,625
Jennison Large-Cap Growth	191,516,358	23,629,076	24,724,455	—	211,217,452
Jennison Large-Cap Value	97,699,643	20,756,451	3,802,402	632,238	117,200,545
Large-Cap Value	301,927,360	27,993,007	196,252,995	5,438,281	151,959,645
Lord Abbett Core Fixed-Income	482,316,057	82,425,766	23,846,963	20,344,893	536,655,619
Marsico Capital Growth	192,959,603	21,623,794	18,529,455	934,717	211,506,951
MFS Growth	115,573,899	12,818,446	10,849,673	—	127,958,176
Mid-Cap Value	20,459,405	3,109,717	1,340,083	236,487	23,714,014
Money Market	112,068,873	19,456,336	3,117,599	12,342	128,407,609
Neuberger Berman Core Bond	320,910,869	42,594,009	11,616,309	1,103,761	359,709,935
Neuberger Berman Mid-Cap Growth	14,136,769	1,640,323	1,380,269	—	15,677,019
Parametric Emerging Markets Equity	50,304,885	13,938,666	3,923,952	1,993,511	61,104,173
PIMCO Limited Maturity Bond	65,521,390	50,863,054	3,459,780	4,418,731	111,251,342
PIMCO Total Return Bond	1,126,064,228	192,795,574	70,346,581	46,715,203	1,261,948,207
Prudential Core Bond	643,818,072	85,061,467	28,397,618	3,271,970	720,117,954
Small-Cap Growth	17,666,288	13,747,958	1,310,854	—	30,162,076
Small-Cap Value	21,129,961	15,917,483	2,148,496	172,365	36,127,834
T. Rowe Price Equity Income	—	204,472,983	6,959,257	414,618	197,795,117
T. Rowe Price Global Bond	1,407,747	60,960	—	60,960	1,429,711
T. Rowe Price Large-Cap Growth	191,885,987	24,599,076	26,444,455	—	213,232,567
T. Rowe Price Natural Resources	15,375,856	4,491,887	268,754	91,130	18,572,041
Western Asset Core Plus Bond	641,720,153	132,042,508	32,177,618	49,396,010	720,801,355

	$5,554,676,042	$1,182,326,902	$556,266,698	$165,092,255	$6,317,937,278

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Schroders Global Tactical
BlackRock Value	$96,533,503	$55,344,708	$163,455,379	$—	$—
Federated Aggressive Growth	47,154,212	19,852,400	79,499,660	—	—
Goldman Sachs Concentrated Growth	36,415,947	15,370,135	59,147,566	—	—

B17

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Schroders Global Tactical (continued)
Goldman Sachs Large-Cap Value	$31,294,764	$18,448,236	$53,997,775	$—	$—
Goldman Sachs Mid-Cap Growth	4,174,326	1,901,460	6,882,191	—	—
International Growth	200,709,419	71,233,000	306,439,221	—	—
International Value	49,577,365	29,000,000	83,143,198	—	—
Jennison Large-Cap Growth	86,363,972	38,425,338	143,473,722	—	—
Jennison Large-Cap Value	45,719,149	27,672,354	77,419,268	—	—
Large-Cap Value	147,315,640	51,594,397	213,984,827	—	—
Lord Abbett Core Fixed-Income	48,020,026	9,615,600	58,694,340	—	—
Marsico Capital Growth	88,433,631	38,425,338	144,173,872	—	—
MFS Growth	53,023,687	23,055,203	85,457,341	—	—
Mid-Cap Value	10,575,626	5,705,640	17,871,919	—	—
Money Market	89,184,018	311,718,130	400,902,148	15,966	—
Neuberger Berman Core Bond	31,990,396	6,410,400	38,969,305	—	—
Neuberger Berman Mid-Cap Growth	6,034,871	2,852,190	10,018,241	—	—
PIMCO Total Return Bond	111,573,571	22,436,400	138,079,897	—	—
Prudential Core Bond	64,044,405	12,820,800	78,200,817	—	—
Small-Cap Growth	54,428,703	29,778,600	93,064,111	—	—
T. Rowe Price Equity Income	—	133,429,484	136,461,033	—	—
T. Rowe Price Large-Cap Growth	86,347,506	38,425,338	144,224,214	—	—
Western Asset Core Plus Bond	63,904,541	12,820,800	78,407,953	—	—

	$1,452,819,278	$976,335,951	$2,611,967,998	$15,966	$—

Written options transactions, during the six months ended June 30, 2012, were as follows:

	Academic Strategies		Advanced Strategies
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	689,004,000	$3,402,324	199,434,000	$1,701,689
Written options	120,920,000	8,100,708	359,146,000	2,856,708
Expired options	(296,758,600)	(2,148,180)	(22,493,000)	(261,414)
Closed options	(407,649,400)	(6,775,466)	(252,226,000)	(486,531)

Balance at end of period	105,516,000	$2,579,386	283,861,000	$3,810,452

	Investment Grade Bond		J.P. Morgan Strategic Opportunities
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	1,457	209,112	863,500	112,071
Expired options	—	—	(602,000)	(39,666)
Closed options	(1,457)	(209,112)	(79,000)	(70,295)

Balance at end of period	—	$—	182,500	$2,110

B18

	PIMCO Limited Maturity		PIMCO Total Return
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	162,800,000	$2,001,888	5,340,300,000	$31,267,804
Written options	98,600,000	1,430,122	1,555,300,000	9,217,961
Expired options	(36,500,000)	(441,089)	(2,188,300,000)	(9,174,507)
Closed options	(104,000,000)	(893,371)	(1,083,300,000)	(4,285,528)

Balance at end of period	120,900,000	$2,097,550	3,624,000,000	$27,025,730

6. Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios, along with other affiliated registered investment companies, were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Portfolios pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Outstanding Balance at June 30, 2012
Academic Strategies	$421,000	1.50%	12	—
CLS Moderate Asset Allocation	25,458,529	1.49%	17	—
First Trust Balanced Target	27,572,333	1.49%	6	—
First Trust Capital Appreciation Target	71,190,143	1.49%	7	—
Horizon Growth Asset Allocation	21,927,650	1.49%	20	—
Horizon Moderate Asset Allocation	15,208,529	1.49%	17	—
Investment Grade Bond	64,083,216	1.50%	37	—
J.P. Morgan Strategic Opportunities	6,953,250	1.49%	4	—
Schroders Global Tactical	2,117,000	1.49%	5	—

The amount of interest on temporary overdrawn balances paid to the custodian during the six months ended June 30, 2012 was as follows:

	Average Balance	Average Interest Rate
Investment Grade Bond	$6,747,602	2.12%

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

B19

9.    Ownership

As of June 30, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.    New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

11.    Subsequent Event

At their meeting in March 2012, the Board of Trustees approved the re-positioning of the of the AST Horizon Growth Asset Allocation Portfolio from being a fund-of-fund, managed by Horizon Investments LLC to a global asset allocation fund that pursues domestic and foreign equity and fixed income strategies, to be managed by J.P. Morgan Investment Management Inc. The re-positioning was completed on August 20, 2012. The re-positioned portfolio is re-named the AST J.P. Morgan Global Thematic Portfolio.

B20

Financial Highlights

(Unaudited)

	AST Academic Strategies Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011		2010(c)		2009(c)		2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.27		$10.61		$9.57		$7.89		$12.18		$11.18

Income (Loss) From Investment Operations:
Net investment income	.11		.11		.08		.12		.19		.14
Net realized and unrealized gain (loss) on investments	.43		(.39)		1.05		1.77		(3.92)		.93

Total from investment operations	.54		(.28)		1.13		1.89		(3.73)		1.07

Less Distributions:	(.12)		(.06)		(.09)		(.21)		(.56)		(.07)

Net Asset Value, end of period	$10.69		$10.27		$10.61		$9.57		$7.89		$12.18

Total Return(a)	5.28%		(2.66)%		11.96%		24.36%		(31.89)%		9.59%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6,562.5		$5,973.4		$6,689.5		$4,712.0		$2,623.3		$5,135.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.87	%(d)(e)	.77	%(e)	.70	%(e)	.75	%(e)	.38	%(e)	.16%
Expenses Before Waivers and/or Expense Reimbursement	.89	%(d)(e)	.85	%(e)	.82	%(e)	.82	%(e)	.40	%(e)	.16%
Net investment income	2.00	%(d)	1.03%		.76%		1.44%		1.85%		1.15%
Portfolio turnover rate(f)	51	%(g)	106%		75%		78%		158%		28%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Includes dividend expense and broker fees and expenses on short sales of 0.10% for the six months ended June 30, 2012, and 0.06%, 0.04%, 0.02% and 0.01% for the years ended December 31, 2011, 2010, 2009 and 2008, respectively.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Advanced Strategies Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011	2010	2009(c)	2008		2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.84		$10.93	$9.73	$7.96	$11.76		$10.80

Income (Loss) From Investment Operations:
Net investment income	.10		.17	.12	.17	.28		.17
Net realized and unrealized gain (loss) on investments	.55		(.16)	1.20	1.87	(3.67)		.85

Total from investment operations	.65		.01	1.32	2.04	(3.39)		1.02

Less Distributions:	(.22)		(.10)	(.12)	(.27)	(.41)		(.06)

Net Asset Value, end of period.	$11.27		$10.84	$10.93	$9.73	$7.96		$11.76

Total Return(a)	6.03%		.11%	13.71%	26.20%	(29.74)%		9.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,832.5		$3,784.3	$3,505.8	$2,021.8	$950.8		$1,538.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92	%(d)	.95%	.97%	1.02%	1.05	%(e)	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.98	%(d)	.99%	.99%	1.03%	1.05	%(e)	1.00	%(e)
Net investment income	1.78	%(d)	1.74%	1.59%	1.97%	2.65%		2.55%
Portfolio turnover rate(f)	96	%(g)	221%	155%	222%	423%		310%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Includes interest expense of 0.03% and 0.01% for the years ended December 31, 2008 and 2007, respectively.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

(Unaudited)

	AST Balanced Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.91		$11.11	$9.98	$8.23	$12.06	$11.08

Income (Loss) From Investment Operations:
Net investment income	.13		.12	.08	.17	.21	.17
Net realized and unrealized gain (loss) on investments	.51		(.25)	1.14	1.73	(3.56)	.87

Total from investment operations	.64		(.13)	1.22	1.90	(3.35)	1.04

Less Distributions:	(.50)		(.07)	(.09)	(.15)	(.48)	(.06)

Net Asset Value, end of period	$11.05		$10.91	$11.11	$9.98	$8.23	$12.06

Total Return(a)	5.96%		(1.22)%	12.31%	23.30%	(28.76)%	9.36%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7,516.9		$6,447.4	$6,887.8	$4,612.5	$1,344.7	$1,622.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16	%(d)	.16%	.16%	.17%	.17%	.17%
Expenses Before Waivers and/or Expense Reimbursement	.16	%(d)	.16%	.16%	.17%	.17%	.17%
Net investment income	2.40	%(d)	1.06%	.80%	1.91%	1.98%	1.48%
Portfolio turnover rate	20	%(e)	71%	34%	34%	90%	32%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST Capital Growth Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.14		$10.44	$9.32	$7.59	$12.44	$11.36

Income (Loss) From Investment Operations:
Net investment income	.11		.10	.05	.09	.19	.08
Net realized and unrealized gain (loss) on investments	.53		(.35)	1.18	1.81	(4.32)	1.06

Total from investment operations	.64		(.25)	1.23	1.90	(4.13)	1.14

Less Distributions:	(.10)		(.05)	(.11)	(.17)	(.72)	(.06)

Net Asset Value, end of period	$10.68		$10.14	$10.44	$9.32	$7.59	$12.44

Total Return(a)	6.36%		(2.43)%	13.37%	25.33%	(34.94)%	10.02%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7,414.1		$6,556.1	$8,024.8	$5,833.3	$3,045.4	$6,815.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16	%(c)	.16%	.16%	.17%	.16%	.16%
Expenses Before Waivers and/or Expense Reimbursement	.16	%(c)	.16%	.16%	.17%	.16%	.16%
Net investment income	1.95	%(c)	.85%	.60%	1.72%	1.51%	.93%
Portfolio turnover rate	29	%(d)	69%	47%	31%	74%	33%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Annualized.

(d)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

(Unaudited)

	AST CLS Moderate Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
			2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.60		$9.96	$8.95	$7.28	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	.06		.06	.06	.13	.01		.11
Net realized and unrealized gain (loss) on investments	.41		(.24)	1.00	1.57	(2.78)		(.05)

Total from investment operations	.47		(.18)	1.06	1.70	(2.77)		.06

Less Distributions:	(.35)		(.18)	(.05)	(.03)	(.01)		—

Net Asset Value, end of period	$9.72		$9.60	$9.96	$8.95	$7.28		$10.06

Total Return(a)	4.99%		(1.82)%	11.92%	23.39%	(27.56)%		.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,778.9		$2,196.5	$1,974.6	$877.4	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.22	%(e)	.23%	.23%	.27%	.41	%(f)	.40	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.32	%(e)	.32%	.32%	.33%	.46	%(f)	8.31	%(e)
Net investment income	1.53	%(e)	.72%	.66%	1.61%	1.53%		9.31	%(e)
Portfolio turnover rate	40	%(g)	113%	44%	44%	178%		19	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Includes 0.01% of loan interest expense.

(g)	Not annualized.

	AST FI Pyramis® Asset Allocation Portfolio
	Six Months Ended June 30, 2012(d)		Year Ended December 31,							November 19, 2007(c) through December 31, 2007(d)
			2011		2010(d)		2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.35		$9.93		$8.80		$7.29	$10.03		$10.00

Income (Loss) From Investment Operations:
Net investment income	.05		.06		.04		.08	.12		.08
Net realized and unrealized gain (loss) on investments	.53		(.29)		1.13		1.46	(2.85)		(.05)

Total from investment operations	.58		(.23)		1.17		1.54	(2.73)		.03

Less Distributions:	(.06)		(.35)		(.04)		(.03)	(.01)		—

Net Asset Value, end of period	$9.87		$9.35		$9.93		$8.80	$7.29		$10.03

Total Return(a)	6.21%		(2.47)%		13.32%		21.23%	(27.27)%		.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,290.0		$928.2		$785.7		$346.4	$57.8		$5.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.30	%(e)(f)	1.32	%(f)	1.21	%(f)	.37%	.41	%(g)	.40	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.33	%(e)(f)	1.33	%(f)	1.22	%(f)	.38%	.59	%(g)	13.22	%(e)
Net investment income	1.07	%(e)	.73%		.44%		.96%	1.38%		7.12	%(e)
Portfolio turnover rate(h)	110	%(i)	275%		334%		190%	347%		97	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.27% for the six months ended June 30, 2012 and 0.28% and 0.18% for the years ended December 31, 2011 and 2010, respectively.

(g)	Includes loan interest expense of 0.01%.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

(Unaudited)

	AST First Trust Balanced Target Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.46		$9.76	$8.69	$7.33	$11.59	$10.72

Income (Loss) From Investment Operations:
Net investment income	.09		.21	.22	.24	.35	.31
Net realized and unrealized gain (loss) on investments	.24		(.35)	1.00	1.45	(4.24)	.61

Total from investment operations	.33		(.14)	1.22	1.69	(3.89)	.92

Less Distributions:	(.22)		(.16)	(.15)	(.33)	(.37)	(.05)

Net Asset Value, end of period	$9.57		$9.46	$9.76	$8.69	$7.33	$11.59

Total Return(a)	3.50%		(1.51)%	14.36%	23.85%	(34.49)%	8.56%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,290.9		$2,784.0	$2,787.4	$1,671.8	$690.4	$1,339.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94	%(d)	.94%	.94%	.98%	.98%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.98	%(d)	.98%	.98%	.99%	.98%	.96%
Net investment income	2.20	%(d)	2.33%	2.46%	3.08%	3.58%	2.70%
Portfolio turnover rate	71	%(e)	130%	62%	49%	119%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

	AST First Trust Capital Appreciation Target Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.20		$9.91	$8.42	$6.86	$11.80	$10.62

Income (Loss) From Investment Operations:
Net investment income	.07		.15	.14	.15	.24	.19
Net realized and unrealized gain (loss) on investments	.48		(.76)	1.44	1.60	(4.96)	1.02

Total from investment operations	.55		(.61)	1.58	1.75	(4.72)	1.21

Less Distributions:	(.16)		(.10)	(.09)	(.19)	(.22)	(.03)

Net Asset Value, end of period	$9.59		$9.20	$9.91	$8.42	$6.86	$11.80

Total Return(a)	5.96%		(6.22)%	19.02%	25.98%	(40.71)%	11.42%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,957.0		$3,253.6	$4,030.3	$2,419.5	$788.0	$1,676.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94	%(d)	.93%	.93%	.97%	.98%	.96%
Expenses Before Waivers and/or Expense Reimbursement	.98	%(d)	.98%	.98%	.98%	.98%	.96%
Net investment income	1.72	%(d)	1.43%	1.61%	2.00%	2.08%	1.68%
Portfolio turnover rate	81	%(e)	150%	89%	58%	134%	47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

(Unaudited)

	AST Franklin Templeton Founding Funds Allocation Portfolio
	April 30, 2012(c) through June 30, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.01
Net realized and unrealized loss on investments	(.07)

Total from investment operations	(.06)

Net Asset Value, end of period	$9.94

Total Return(a)	(.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$98.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.57	%(d)
Net investment income	1.20	%(d)
Portfolio turnover rate	19	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Horizon Growth Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
			2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.64		$10.12	$8.92	$7.07	$10.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	.06		.05	.05	.08	.04		.10
Net realized and unrealized gain (loss) on investments	.52		(.10)	1.18	1.80	(3.17)		.11

Total from investment operations	.58		(.05)	1.23	1.88	(3.13)		.21

Less Distributions:	(.13)		(.43)	(.03)	(.03)	(.01)		—

Net Asset Value, end of period	$10.09		$9.64	$10.12	$8.92	$7.07		$10.21

Total Return(a)	6.02%		(.57)%	13.82%	26.67%	(30.70)%		2.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,770.5		$1,378.5	$1,280.7	$552.0	$54.5		$4.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.25	%(e)	.26%	.29%	.35%	.41	%(f)	.40	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.32	%(e)	.32%	.33%	.36%	.65	%(f)	15.01	%(e)
Net investment income	1.30	%(e)	.60%	.58%	.98%	1.90%		8.82	%(e)
Portfolio turnover rate	33	%(g)	131%	93%	40%	204%		20	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Includes loan interest expense of 0.01%.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

(Unaudited)

	AST Horizon Moderate Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,					November 19, 2007 (c) through December 31, 2007(d)
			2011	2010(d)	2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.96		$10.55	$9.50	$7.72	$10.20		$10.00

Income (Loss) From Investment Operations:
Net investment income	.07		.07	.07	.13	.14		.15
Net realized and unrealized gain (loss) on investments	.41		(.12)	1.03	1.67	(2.61)		.05

Total from investment operations	.48		(.05)	1.10	1.80	(2.47)		.20

Less Distributions:.	(.36)		(.54)	(.05)	(.02)	(.01)		—

Net Asset Value, end of period	$10.08		$9.96	$10.55	$9.50	$7.72		$10.20

Total Return(a)	4.83%		(.51)%	11.60%	23.38%	(24.27)%		2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,198.1		$1,820.9	$1,666.9	$804.1	$100.1		$2.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.24	%(e)	.25%	.26%	.32%	.41	%(f)	.40	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.32	%(e)	.32%	.32%	.34%	.58	%(f)	27.13	%(e)
Net investment income.	1.51	%(e)	.73%	.73%	1.41%	1.60%		12.80	%(e)
Portfolio turnover rate	21	%(g)	105%	63%	31%	145%		5	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Includes loan interest expense of 0.01%.

(g)	Not annualized.

	AST Investment Grade Bond Portfolio
	Six Months Ended June 30, 2012(d)		Year Ended December 31,			January 28, 2008 (c) through December 31, 2008(d)
			2011 (d)	2010 (d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.12		$11.81	$11.82	$10.90	$10.00

Income From Investment Operations:
Net investment income	.06		.11	.36	.47	.30
Net realized and unrealized gain on investments	.26		.89	.85	.74	.60

Total from investment operations	.32		1.00	1.21	1.21	.90

Less Distributions:.	(.09)		(6.69)	(1.22)	(.29)	—

Net Asset Value, end of period	$6.35		$6.12	$11.81	$11.82	$10.90

Total Return(a)	5.26%		12.44%	10.72%	11.40%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11,194.8		$13,122.3	$573.1	$1,080.5	$2,837.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.72	%(e)	.71%	.77%	.75%	.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.76	%(e)	.75%	.79%	.77%	.75	%(e)
Net investment income.	2.17	%(e)	1.85%	3.03%	4.22%	3.32	%(e)
Portfolio turnover rate	531	%(f)	744%	766%	630%	796	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

(Unaudited)

	AST J.P. Morgan Strategic Opportunities Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011		2010		2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.90		$12.98		$12.15		$10.86	$13.77	$13.57

Income (Loss) From Investment Operations:
Net investment income	0.10		0.22		0.12		0.02	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.56		(0.19)		0.76		2.26	(2.41)	0.19

Total from investment operations	0.66		0.03		0.88		2.28	(2.31)	0.31

Less Distributions:	(0.22)		(0.11)		(0.05)		(0.99)	(0.60)	(0.11)

Capital Contributions (Note 4):	—		—	(d)	—		—	—	—

Net Asset Value, end of period	$13.34		$12.90		$12.98		$12.15	$10.86	$13.77

Total Return(a)	5.13%		0.23%		7.32%		22.02%	(17.68)%	2.24%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,303.7		$2,004.9		$2,071.9		$1,710.7	$811.6	$437.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.25	%(e)(f)	1.24	%(f)	1.24	%(f)	1.13%	1.14%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	1.28	%(e)(f)	1.27	%(f)	1.26	%(f)	1.14%	1.14%	0.94%
Net investment income	1.71	%(e)	1.69%		1.08%		0.60%	1.33%	0.86%
Portfolio turnover rate(g)	57	%(h)	116%		211%		75%	99%	169%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.13% for the six months ended June 30, 2012 and 0.11% and 0.11% for the years ended December 31, 2011 and 2010, respectively.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

	AST PIMCO Limited Maturity Bond Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010(c)		2009(c)	2008(c)		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.55		$10.58	$10.46		$10.85	$11.36		$11.18

Income (Loss) From Investment Operations:
Net investment income	0.07		0.14	0.11		0.30	0.44		0.51
Net realized and unrealized gain (loss) on investments	0.25		0.11	0.29		0.75	(0.32)		0.24

Total from investment operations	0.32		0.25	0.40		1.05	0.12		0.75

Less Distributions:	(0.45)		(0.28)	(0.28)		(1.44)	(0.63)		(0.57)

Net Asset Value, end of period	$10.42		$10.55	$10.58		$10.46	$10.85		$11.36

Total Return(a)	3.02%		2.34%	3.90%		10.33%	1.02%		6.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,203.7		$1,026.2	$968.4		$1,033.9	$775.7		$1,227.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76	%(d)	0.77%	0.79	%(e)	0.79%	0.78	%(e)	0.76	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78	%(d)	0.78%	0.80	%(e)	0.79%	0.78	%(e)	0.76	%(e)
Net investment income	1.25	%(d)	1.34%	1.02%		2.78%	3.92%		4.45%
Portfolio turnover rate(f)	144	%(g)	575%	368%		363%	410%		135%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Includes interest expense of 0.01%, 0.01% and 0.01% for the years ended December 31, 2010, 2008 and 2007, respectively.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

(Unaudited)

	AST PIMCO Total Return Bond Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011(c)		2010(c)		2009(c)		2008		2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.91		$12.16		$11.70		$11.31		$12.10		$11.43

Income (Loss) From Investment Operations:
Net investment income	.12		.26		.25		.35		.63		.55
Net realized and unrealized gain (loss) on investments	.50		.13		.64		1.41		(.89)		.40

Total from investment operations	.62		.39		.89		1.76		(.26)		.95

Less Distributions:	(.48)		(.64)		(.43)		(1.37)		(.53)		(.28)

Net Asset Value, end of period	$12.05		$11.91		$12.16		$11.70		$11.31		$12.10

Total Return(a)	5.22%		3.18%		7.72%		16.53%		(2.26)%		8.31%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7,819.2		$6,925.1		$9,779.9		$8,417.4		$3,108.2		$4,775.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.74	%(d)(e)	.74	%(e)	.74	%(e)	.75	%(e)	.75	%(e)	.74	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.78	%(d)(e)	.77	%(e)	.77	%(e)	.78	%(e)	.75	%(e)	.74	%(e)
Net investment income	2.30	%(d)	2.14%		2.09%		3.03%		4.20%		4.67%
Portfolio turnover rate(f)	295	%(g)	755%		633%		445%		506%		297%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Preservation Asset Allocation Portfolio
	Six Months Ended June 30, 2012(c)		Year Ended December 31,
			2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.76		$11.75	$10.78	$9.10	$11.78	$10.84

Income (Loss) From Investment Operations:
Net investment income	.19		.16	.13	.27	.24	.22
Net realized and unrealized gain (loss) on investments	.42		(.04)	1.00	1.54	(2.47)	.75

Total from investment operations	.61		.12	1.13	1.81	(2.23)	.97

Less Distributions:	(.88)		(.11)	(.16)	(.13)	(.45)	(.03)

Net Asset Value, end of period.	$11.49		$11.76	$11.75	$10.78	$9.10	$11.78

Total Return(a)	5.25%		.99%	10.57%	20.04%	(19.55)%	8.91%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6,662.0		$5,854.6	$5,299.9	$3,666.5	$1,340.8	$714.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	.16	%(d)	.16%	.17%	.17%	.17%	.18%
Expenses Before Waivers and/or Expense Reimbursement	.16	%(d)	.16%	.17%	.17%	.17%	.18%
Net investment income	3.15	%(d)	1.34%	1.13%	2.71%	2.29%	1.95%
Portfolio turnover rate	9	%(e)	58%	24%	21%	58%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

(Unaudited)

	AST Schroders Global Tactical Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,					November 19, 2007(c) through December 31, 2007(d)
			2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.34		$10.71	$9.40	$7.44	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	.01		.06	.05	.10	.06		.10
Net realized and unrealized gain (loss) on investments	.89		(.31)	1.29	1.90	(4.12)		1.43

Total from investment operations	.90		(.25)	1.34	2.00	(4.06)		1.53

Less Distributions:	(.12)		(.12)	(.03)	(.04)	(.03)		—

Net Asset Value, end of period	$11.12		$10.34	$10.71	$9.40	$7.44		$11.53

Total Return(a)	8.77%		(2.39)%	14.34%	27.02%	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,204.0		$1,613.7	$1,586.4	$603.7	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.51	%(e)	.23%	.24%	.31%	.41	%(f)	.53	%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	.58	%(e)	.32%	.32%	.36%	.50	%(f)	5.73	%(e)(f)
Net investment income	.38	%(e)	.61%	.52%	1.11%	1.57%		7.84	%(e)
Portfolio turnover rate(g)	220	%(h)	133%	60%	48%	219%		80	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Includes loan interest of 0.01% and 0.13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

	AST Schroders Multi-Asset World Strategies Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.74		$13.50	$12.17	$9.69	$15.33	$15.01

Income (Loss) From Investment Operations:
Net investment income	.11		.27	.33	.31	.29	.30
Net realized and unrealized gain (loss) on investments	.36		(.73)	1.09	2.35	(4.54)	1.04

Total from investment operations	.47		(.46)	1.42	2.66	(4.25)	1.34

Less Distributions:	(.30)		(.30)	(.09)	(.18)	(1.39)	(1.02)

Net Asset Value, end of period	$12.91		$12.74	$13.50	$12.17	$9.69	$15.33

Total Return(a)	3.74%		(3.52)%	11.78%	27.73%	(30.24)%	8.99%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,977.9		$2,612.7	$2,702.7	$1,072.1	$159.6	$214.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21	%(d)	1.22%	1.23%	1.35%	1.28%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.25	%(d)	1.24%	1.25%	1.35%	1.28%	1.10%
Net investment income	1.79	%(d)	2.14%	2.60%	2.76%	2.25%	1.91%
Portfolio turnover rate	63	%(e)	161%	123%	142%	264%	223%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

(Unaudited)

	AST T. Rowe Price Asset Allocation Portfolio
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$17.21		$17.05	$15.45	$12.75	$18.05	$17.64

Income (Loss) From Investment Operations:
Net investment income	.12		.27	.29	.28	.39	.42
Net realized and unrealized gain (loss) on investments	.99		.07	1.47	2.75	(4.88)	.69

Total from investment operations	1.11		.34	1.76	3.03	(4.49)	1.11

Less Distributions:	(.42)		(.18)	(.16)	(.33)	(.81)	(.70)

Capital Contributions (Note 4):	—		— (d)	—	—	—	—

Net Asset Value, end of period	$17.90		$17.21	$17.05	$15.45	$12.75	$18.05

Total Return(a)	6.53%		1.98%	11.53%	24.14%	(25.94)%	6.32%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,681.9		$4,259.7	$3,523.9	$1,794.6	$693.5	$1,004.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93	%(e)	.95%	.96%	.99%	.98%	.97%
Expenses Before Waivers and/or Expense Reimbursement	.97	%(e)	.98%	.98%	1.01%	.98%	.97%
Net investment income	1.95	%(e)	1.84%	1.84%	2.03%	2.50%	2.27%
Portfolio turnover rate	30	%(f)	92%	51%	55%	122%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of Advanced Series Trust (the “Trust”) consists of ten individuals, seven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios, its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

Renewal of Existing Management & Subadvisory Agreements:

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC and AST Investment Services, Inc. (together with Prudential Investments LLC, collectively referred to herein as “PI”) and each Portfolio’s subadvisory agreement(s). As is further discussed and explained below, in considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 13-15, 2012 (the “Meeting”) and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Trust, each Portfolio and its shareholders.1

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with the consideration of those agreements. Among other things, the Board considered comparisons with other mutual funds in a relevant Peer Universe and Peer Group, as is further discussed below.

In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Portfolio, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting as well as information provided throughout the year at regular and special Board meetings, including presentations from PI and subadviser personnel such as portfolio managers.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of a subadvisory agreement with PI, are in the best interest of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

[1]

The Board did not consider or renew the management or subadvisory agreements at the Meeting with respect to the AST Franklin Templeton Founding Funds Allocation Portfolio because the Portfolio commenced operations earlier in 2012, and the sole shareholder and the Board had previously approved the management and subadvisory agreements for the Portfolio during 2012 for an initial period of two years. The Board noted that it would consider the renewal of the agreements as part of its annual review of the Trust’s advisory agreements in 2013.

The Board did not consider or renew the management or subadvisory agreement at the Meeting with respect to the AST Schroders Global Tactical Portfolio, because it had previously approved a new subadvisory agreement in 2011 and shareholders had approved an amendment to the management agreement for the Portfolio during 2012 for an initial period of two years. The Board noted that it would consider the renewal of the agreements as part of its annual review of the Trust’s advisory agreements in 2013.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and management Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser. The Board noted that Quantitative Management Associates LLC (“QMA”), which serves as a subadviser to certain of the Portfolios, is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that each Portfolio benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of PIM, Jennison or QMA, which are affiliates of PI, as their profitability was included in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Portfolios of the Trust currently does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board noted that at its previous request, PI management had delivered a presentation on management fee breakpoints at its December 2011 and April 25, 2012 Board meetings. The Board considered that PI was now proposing management fee breakpoints for the Portfolios that will be in place for two years and will be reviewed annually by the Board and PI during the 15(c) advisory agreement review process.

The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Portfolios’ securities lending agent, compensation received by insurance company affiliates of PI from the subadvisers, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Trust. The Board also considered information provided by PI regarding the regulatory requirement that insurance companies determine that the fees and charges under their variable contracts are reasonable. The Board noted that the insurance company affiliates of PI at least annually review and represent that the fees and charges of the variable contracts using the Trust’s Portfolios are reasonable. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions that may be received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios / Fees and Expenses / Other Factors

With respect to each Portfolio, the Board also considered certain additional specific factors and made related conclusions relating to the historical performance of the Portfolios (depending on each Portfolio’s inception date) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2011, except as otherwise noted below.

The Board also considered each Portfolio’s actual management fee, as well as each Portfolio’s net total expense ratio, for the calendar year 2011. The Board considered the management fee for each Portfolio as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders, but does not include the charges associated with the variable contracts.

The mutual funds included in each Peer Universe and each Peer Group were objectively determined by Lipper Inc., (“Lipper”) an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Portfolios in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In connection with its consideration of Portfolio expenses, the Board considered and accepted PI’s proposals to modify or eliminate existing management fee waivers and/or expense caps for selected Portfolios, to adjust expense ratios for selected Portfolios, as well as to institute new waivers or expense caps for selected Portfolios, as is specifically noted below.

In addition, the Board considered and accepted PI’s proposal to retain the existing tiered Administrative Services Fee waiver for the Portfolios, pursuant to which PI waives a portion of the 0.10% Administrative Services Fee paid by each Portfolio based on the average daily net assets of each Portfolio, as follows: for a Portfolio’s average daily net assets of $300 million and below: no waiver is applicable; for a Portfolio’s average daily net assets over $300 million up to and including $500 million, the Administrative Services Fee is reduced to 0.08%; for a Portfolio’s average daily net assets over $500 million up to and including $750 million, the Administrative Fee is reduced to 0.07%; and for a Portfolio’s average daily net assets over $750 million, the Administrative Services Fee is reduced to 0.06%. The Board noted that this tiered waiver structure would remain in place until the management fee breakpoints and the proposed 12b-1 plan are implemented.

The sections below summarize key factors considered by the Board and the Board’s conclusions regarding each Portfolio’s performance, fees and overall expenses. Each section sets forth gross performance comparisons (which do not reflect the impact on performance of portfolio expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

AST Academic Strategies Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three- and five-year periods, although it underperformed over the one-year period.

•

The Board noted that in July 2008, the Portfolio adopted new investment strategies and policies, and appointed new subadvisers in October and March of 2011 to manage the Portfolio. As a result, most of the Portfolio’s historical performance record did not reflect the current management of the Portfolio.

•	The Board concurred with PI’s recommendation to continue the existing voluntary waiver of 0.01% of its management fee on Portfolio assets over $6.5 billion.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its benchmark index and the limited performance period of certain of its subadvisers, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Advanced Strategies Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods under review.

•

The Board accepted PI’s recommendation to continue the existing voluntary waiver of 0.01% of its management fee on Portfolio assets over $5.5 billion until the 12b-1 fee and management fee breakpoint schedules are implemented.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and it shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Balanced Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	4th Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-year period, though it underperformed its benchmark index over the one- and five-year periods.

•

The Board noted that during July 2008, the Portfolio had been repositioned as a balanced asset allocation fund, and, as a result, the Portfolio’s historical performance record prior to the repositioning was not reflective of the current operation of the Portfolio.

•	The Board further noted the positive excess returns generated by the Portfolio in 2009 and 2010.

•

The Board considered PI’s assertion that 2011 was a year where active managed portfolios, in general, had a difficult time outperforming benchmarks as investment returns were driven primarily by macroeconomic factors over company fundamentals.

•

The Board accepted PI’s recommendation to continue the existing voluntary fee waiver of 0.01% of its management fee on Portfolio assets over $5 billion until the 12b-1 fee and management fee breakpoint schedules are implemented.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Capital Growth Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over the one-, three- and five-year periods.

•

The Board noted that, based on year-to-date performance information through March 2012, the Portfolio was in the first quartile of its Peer Group. The Board also noted that QMA, the Portfolio’s current subadviser, has only been in place since 2008 and the Portfolio generated positive returns in 2009 and 2010.

•

The Board accepted PI’s recommendation to continue the existing voluntary waiver of 0.01% of its management fee on Portfolio assets over $5 billion until the 12b-1 plan and management fee breakpoint schedule are implemented.

•

The Board concluded that, in light of the Portfolio’s improved recent performance during the first quarter of 2012 and positive performance in 2009 and 2010, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST CLS Moderate Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that it had approved a recommendation by PI to appoint a new subadviser for the Portfolio effective during the second half of 2012, to replace the existing subdadviser, as well as corresponding changes to the Portfolio’s investment policies and strategies.

•

The Board accepted PI’s recommendation to retain PI’s existing voluntary waiver of .05% of its management fee on Portfolio assets over $100 million to $200 million, and .10% of its management fee on Portfolio assets over $200 million.

•

The Board concluded that, in light of the Portfolio’s pending changes in subadvisers and investment policies, it would be in the best interests of the Portfolio and its shareholders to renew the management agreement, and to approve the existing subadvisory agreement on an interim basis to allow for a transition to the new subadviser later in 2012.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST FI Pyramis® Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-year period, though it underperformed over the one-year period.

•

The Board noted that it had approved Pyramis Global Advisors, LLC (Pyramis) as the Portfolio’s new subadviser in 2009, when the Board approved changes in the Portfolio’s investment objective and various non-fundamental investment policies.

•

The Board further noted that because Pyramis assumed responsibility for managing the Portfolio in March 2010, much of the historical performance of the Portfolio did not reflect the current operation of the Portfolio.

•	The Board took into consideration that Pyramis implemented new investment policies in October 2011.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees, custodian expenses and other non-management expenses.

•	The Board accepted PI’s recommendation to implement a voluntary cap on Portfolio expenses of 0.89%.

•

The Board concluded that it was reasonable to continue to evaluate performance and to renew the agreements, and therefore it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST First Trust Balanced Target Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board considered that the Portfolio outperformed its benchmark index over the three-year period, though it underperformed its benchmark index over the one- and five-year periods.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees and other non-management expenses.

•

The Board accepted PI’s recommendation to continue the existing voluntary waiver of 0.02% of its management fee on assets over $4 billion until the 12b-1 plan and management fee breakpoint schedule are implemented.

•

The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its Peer Universe, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST First Trust Capital Appreciation Target Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	4th Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board considered that the Portfolio outperformed its benchmark index over the three-year period, although it underperformed its benchmark index over the one- and five-year periods.

•	The Board also considered the Portfolio’s positive return in 2010 and noted that the Portfolio was in the second quartile for the one-year period.

•

The Board noted PI’s explanation that the Portfolio’s fourth quartile ranking for total expenses was attributable to its fourth quartile rankings for actual management fees and other non-management expenses.

•	The Board accepted PI’s recommendation to continue the existing voluntary waiver of 0.02% of its management fee on assets over $4 billion.

•

The Board concluded that it was reasonable to continue to evaluate performance, and that in light of the Portfolio’s mid-term performance record, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Horizon Growth Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that effective August 2012 it had approved a recommendation by PI to appoint a new subadviser for the Portfolio to replace the existing subdadviser, as well as corresponding changes to the Portfolio’s investment policies and strategies.

•

The Board accepted PI’s recommendation to retain PI’s existing voluntary waiver of .05% of its management fee on Portfolio assets over $250 million to $750 million, and .10% of its management fee on Portfolio assets over $750 million.

•

The Board concluded that, in light of the Portfolio’s pending changes in subadvisers and investment policies, it would be in the best interests of the Portfolio and its shareholders to renew the management agreement, and to approve the existing subadvisory agreement on an interim basis to allow for a transition to the new subadviser later in 2012.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Horizon Moderate Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-year period, although it underperformed over the one-year period.

•

The Board accepted PI’s recommendation to retain PI’s existing voluntary waiver of .05% of its management fee on Portfolio assets from $250 million to $750 million, and .10% of its management fee on Portfolio assets over $750 million.

•

The Board concluded that, in light of the Portfolio’s competitive performance over longer periods vis-à-vis its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Investment Grade Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one- and three-year periods.

•	The Board accepted PI’s recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.00%.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided

AST J.P. Morgan Strategic Opportunities Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed or performed in line with its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.

•

The Board noted that during 2009 it had approved J.P. Morgan Investment Management, Inc. (J.P. Morgan) as the Portfolio’s new subadviser, and also approved changes in the Portfolio’s investment objective and various non-fundamental investment policies.

•

The Board further noted that because J.P. Morgan assumed responsibility for managing the Portfolio in March 2010, most of the historical performance of the Portfolio did not reflect the current operation of the Portfolio.

•

The Board noted that the Portfolio’s recent performance had shown improvement, with the Portfolio outperforming its benchmark index and ranking in the first quartile of its Peer Universe for the fourth quarter of 2011 and the first quarter of 2012.

•

The Board concluded that, in light of the Portfolio’s recently improved performance and longer-term performance vis-à-vis its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST PIMCO Limited Maturity Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST PIMCO Total Return Bond Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed its benchmark index over the one-year period.

•

The Board accepted PI’s recommendation to continue the voluntary waiver of 0.01% of its management fee on Portfolio assets over $6 billion until implementation of the 12b-1 plan and the new management fee breakpoint schedule.

•	The Board concluded that, in light of the Portfolio’s competitive performance over longer time periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Preservation Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-year period, though it underperformed its benchmark index over the one- and five-year periods.

•	The Board also considered the Portfolio’s positive returns in 2010 and noted that the Portfolio was in the second quartile for the one- and five-year periods.

•	The Board noted PI’s assertion that the Portfolio’s underperformance was attributable to the fact that the active management style used by the Portfolio was not favored in the market.

•

The Board accepted PI’s recommendation to continue the existing voluntary waiver of 0.01% of its management fee on Portfolio assets over $5 billion until implementation of the 12b-1 plan and the new management fee breakpoint schedule.

•	The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and that it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Schroders Multi-Asset World Strategies Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance over longer time periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST Small-Cap Growth Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-, three- and five-year periods, though it underperformed its benchmark index over the ten-year period.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it was in the best interests of the Portfolio and its shareholder to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

AST T. Rowe Price Asset Allocation Portfolio
Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period.

•

The Board accepted PI’s recommendation to continue the existing voluntary waiver of 0.02% of its management fee on Portfolio assets over $4.5 billion until implementation of the 12b-1 plan and the new management fee breakpoints.

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

***

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Trust, each Portfolio and its shareholders.

Approval of New Management and Subadvisory Agreements

AST Franklin Templeton Founding Funds Allocation Portfolio

The Board of Advanced Series Trust (the “Trust”) consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

Initial Approval of the Portfolio’s Advisory Agreements

As required by the 1940 Act, the Board considered the proposed management agreement with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Manager”) and the proposed subadvisory agreements with Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisers Limited (“Templeton Global,” and collectively with Franklin Advisers and Franklin Mutual, the “Subadvisers”), with respect to the AST Franklin Templeton Founding Funds Allocation Portfolio (the “Portfolio”) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on September 26-28, 2011 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the Subadvisers; performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadvisers under the agreements; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the meetings on September 26-28, 2011. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to a management agreement, and between the Manager and the Subadvisers, which will serve as the Portfolio’s subadvisers pursuant to the terms of subadvisory agreements, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of the Trust at the June 15-17, 2011 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement covering the Portfolio would be similar in nature to those provided under the existing management agreement.

With respect to the Subadvisers, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the new subadvisory agreements. The Board considered, among other things, the background and experience of the portfolio managers for the Subadvisers. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadvisers. The Board also considered that the Portfolio would include features not present in the fund that the Portfolio was designed to replace, including Manager oversight, access to a credit facility, and a liquidity sleeve. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding the Subadvisers. The Board concluded that with respect to the Subadvisers, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers.

Performance

Because the Portfolio had not yet commenced operations, no investment performance for the Portfolio existed for Board review. The Board, however, received and considered information regarding the Subadvisers’ investment performance in funds that use investment strategies similar to the ones used by the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadvisers.

Fee Rates

The Board considered the proposed management fee, subadvisory fees and estimated overall expense ratio for the Portfolio. The Board considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board also compared the proposed fees and expenses with the fees and expenses of the fund that the Portfolio was designed to replace, noting that the estimated overall expense ratio for the Portfolio was lower than that of the fund it was designed to replace.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements. In reviewing the proposed fees and estimated expenses, the Board considered that the Portfolio was expected to have assets of approximately $2.6 billion at commencement of operations as a result of a substitution of the Portfolio to replace a fund advised by the Subadvisers.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that the approval of the investment advisory and subadvisory agreements was in the best interests of the Portfolio.

AST Horizon Growth Asset Allocation Portfolio

The Board, including a majority of the Independent Trustees, met on March 14-15, 2012 (the “Board Meeting”) to consider the proposal by Prudential Investments LLC and AST Investment Services, Inc. (collectively, the “Co-Managers”) to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”). A majority of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the Horizon Portfolio, the proposed investment management fee rate for the Portfolio after the Portfolio Repositioning (the “Repositioned Portfolio” or the “J.P. Morgan Portfolio”), and the investment management fee rates and total expenses for mutual funds with investment policies and strategies similar to those of the Horizon Portfolio and the J.P. Morgan Portfolio ( i.e., variable insurance product (VIP) funds in Lipper Inc.’s mixed-asset target allocation growth category).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement, including increasing the investment management fee rate. The Board also approved the termination of the existing subadvisory agreement relating to the Portfolio between the Co-Managers and Horizon Investments, LLC (“Horizon”) (the “Current Subadvisory Agreement”), the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and J.P. Morgan Investment Management, Inc. (“J.P, Morgan” or the “New Subadviser”) (the “New Subadvisory Agreement”), and certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark. At such meeting, the Board received oral presentations from representatives of the Co-Managers and J.P. Morgan and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement and the New Subadvisory Agreement are discussed separately below. The implementation of the Portfolio Repositioning is contingent on shareholder approval of the amendment to the Management Agreement.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed the increased investment management fee rate for the J.P. Morgan Portfolio to the Board in order to effect the Portfolio Repositioning. As noted above, the Horizon Portfolio currently operates as a “fund-of-funds” by investing approximately 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. Horizon is generally responsible for determining the Horizon Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the Horizon Portfolio’s assets. The Co-Managers, however, are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Horizon’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The J.P. Morgan Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the Horizon Portfolio. Instead, the J.P. Morgan Portfolio will be a global asset allocation fund that pursues domestic and foreign equity and fixed-income strategies. As a result, J.P. Morgan will be responsible for asset allocation, security selection, and overall day-to-day investment management of the J.P. Morgan Portfolio. In order to pursue this investment strategy, J.P. Morgan must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Co-Managers believe the subadvisory fee rate for J.P. Morgan reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by J.P. Morgan as compared to Horizon. In turn, the J.P. Morgan’s use of a global investment strategy when compared to the current “fund-of-fund” structure will result in an increase in the amount of time, oversight, and attention that will be required by the Managers’ investment management, fund administration, legal, and compliance professionals. For example, the J.P. Morgan Portfolio’s use of J.P. Morgan’s international equity and fixed-income strategies will require the establishment and maintenance of foreign custody accounts around the world. The J.P. Morgan Portfolio’s investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the

Co-Managers believe that the proposed increased contractual investment management fee rate will permit the Co-Managers to: (i) retain and pay J.P. Morgan to handle asset allocation, security selection, and overall day-to-day investment management of the J.P. Morgan Portfolio,; and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the J.P. Morgan Portfolio.

Even though the J.P. Morgan Portfolio’s contractual investment management fee rate of 0.95% is 0.65% higher than the Horizon Portfolio’s contractual investment management fee rate of 0.30%, the Co-Managers noted to the Board that the J.P. Morgan Portfolio’s contractual investment management fee rate of 0.95%:

•

was only 0.06% higher than the gross effective management fee rate of 0.89% that was paid to the Co-Managers for the Horizon Portfolio for the twelve-month period ended December 31, 2011, taking into account the investment management fees paid by the Underlying Trust Portfolios, and after application of the 0.07% voluntary investment management fee waiver;

•

was actually 0.01% lower than the gross effective investment management fee rate of 0.96% that would have been paid to the Co-Managers for the Horizon Portfolio for the twelve-month period ended December 31, 2011 absent application of the 0.07% voluntary investment management fee waiver for the Horizon Portfolio, taking into account the investment management fees paid by the Underlying Trust Portfolios);

•	was comparable with those of the Trust’s other asset allocation fees paid by the Underlying Trust Portfolios that are not principally structured as funds-of-funds; and

•	was comparable with contractual fee increases in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though J.P. Morgan’s contractual subadvisory fee rate for the J.P. Morgan Portfolio is higher than Horizon’s contractual subadvisory fee rate for the Horizon Portfolio, the Co-Managers noted to the Board that the gross effective subadvisory fee rate of 0.35% paid by the Co-Managers in connection with the Horizon Portfolio for the twelve-month period ended December 31, 2011 (taking into account the subadvisory fees paid by the Underlying Trust Portfolios) was actually 0.02% higher than the subadvisory fee rate that would have been paid to J.P. Morgan in connection with the J.P. Morgan Portfolio during that period.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Horizon Portfolio by the Co-Managers and Horizon under the current Management Agreement and the Current Subadvisory Agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and the New Subadviser under the amended Management Agreement and the New Subadvisory Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided by the Co-Managers and the New Subadviser under the amended Management Agreement and the New Subadvisory Agreement would likely be greater than those provided by the Co-Managers and Horizon under the current Management Agreement and the Current Subadvisory Agreement, due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a “fund-of -funds” structure to a global asset allocation fund that pursues global investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadviser under the amended Management Agreement and the New Subadvisory Agreement.

Investment Performance

Although the Board considered the historical performance of the Horizon Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2011 as part of its annual consideration of the renewal of the Horizon Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving J.P. Morgan as subadviser for the Portfolio and that J.P. Morgan would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor the New Subadviser manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the J.P. Morgan Portfolio. As a result, there was no directly comparable investment performance for the J.P. Morgan Portfolio for the Board to review at the Board Meeting. The investment strategies to be used by J.P. Morgan in connection with the Repositioned Portfolio, however, are also used by J.P. Morgan in connection with its management of various other registered investment companies and/or pooled investment vehicles. The Board did review historical investment performance information for the relevant J.P. Morgan strategies and their respective benchmark indices at the Board Meeting.

Investment Management Fee Rates

The Board compared the Horizon Portfolio’s actual investment management fee and net total expense ratio for the twelve-month period ended December 31, 2011 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (“Lipper”), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees.

Lipper classified both the Horizon Portfolio and the Reposition Portfolio as variable insurance products (“VIP”) mixed-asset target allocation growth funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VIP mixed-asset target allocation growth fund, including the Horizon Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VIP mixed-asset target allocation growth fund, including the Horizon Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associates with the relevant variable insurance contracts.

These comparisons placed the Horizon Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest-cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds.

The materials provided to the Board in advance of the Board Meeting indicated that the total gross expense ratio and the total net expense ratio for each of the Horizon Portfolio and the Repositioned Portfolio fell within the third quartile of the Lipper VIP mixed-asset target allocation growth funds universe.

The Board also reviewed the annualized investment management fee information in the Lipper VIP mixed-asset target allocation growth funds universe. As the Horizon Portfolio is a fund-of-funds and the Repositioned Portfolio is not a fund-of-funds, the Board reviewed the annualized investment management fee information in the Lipper universe in two separate sub-universes, one sub-universe of fund-of-funds, including the Horizon Portfolio, and another sub-universe of non fund-of-funds, including the Repositioned Portfolio. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rate for both the Horizon Portfolio and the Repositioned Portfolio fell within the fourth quartile of the relevant Lipper sub-universe.

The Co-Managers noted to the Board that the Repositioned Portfolio will be a global asset allocation fund that pursues global investment strategies and also noted that the broad geographical reach of the J.P. Morgan Portfolio will require larger amounts of time and resources for oversight and administration as compared to the Horizon Portfolio. In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the Horizon Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the amended Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rate for the New Subadviser would include breakpoints in the fee rate paid by the Co-Managers to the New Subadviser, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increases in size. The Co-Managers and the Board noted that the proposed investment management and subadisory fee arrangements for the J.P. Morgan Portfolio will be disclosed to Portfolio shareholders in a proxy statement and that implementation of the proposed investment management fee rate increase is subject to shareholder approval. The Co-Managers and the Board further noted that the proposed subadvisory fee rate for J.P. Morgan with respect to the J.P. Morgan Portfolio was separately negotiated between the Co-Managers and J.P. Morgan at arm’s length. Notwithstanding the foregoing, the Board noted that it will consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Co-Managers and the New Subadviser

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of their service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the Horizon Portfolio in June 2011, and that it had determined any such benefits to be reasonable at that time.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadviser in connection with the Repositioned Portfolio. The Board concluded that any potential benefits to be derived by the New Subadviser included potential access to larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and the New Subadviser at the Board Meeting, the Board concluded that approving the amended Management Agreement and the New Subadvisory Agreement was in the best interests of the Portfolio and its shareholders.

AST CLS Moderate Asset Allocation Portfolio

The Board, including a majority of the Independent Trustees, met on June 13-15, 2012 (the Board Meeting) to consider the proposal by Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Co-Managers) to replace CLS Investments, LLC (CLS) as the sole subadviser to the CLS Portfolio with RCM Capital Management, LLC (RCM) and Allianz Global Investors Europe GmbH (Allianz and, together with RCM, the New Subadvisers), changing the name of the CLS Portfolio from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio, to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, and blended performance benchmark (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the CLS Portfolio, the proposed investment management fee rate for the Portfolio after the Portfolio Repositioning (the RCM Portfolio) and the investment management fee rates and total expenses for mutual funds with investment policies and strategies similar to those of the CLS Portfolio and the RCM Portfolio (i.e., variable insurance product (VIP) funds in Lipper Inc.’s mixed-asset target allocation moderate category).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement, including increasing the investment management fee rate. The Board also approved the termination of the existing subadvisory agreement relating to the Portfolio between the Co-Managers and CLS (the Current Subadvisory Agreement), the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and the New Subadvisers (the New Subadvisory Agreements), and certain changes to the Portfolio’s non-fundamental investment policies and blended performance benchmark. At such meeting, the Board received oral presentations from representatives of the Co-Managers and the New Subadvisers and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement and the New Subadvisory Agreement are discussed separately below. The implementation of the Portfolio Repositioning is contingent on shareholder approval of the amendment to the Management Agreement.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed the increased investment management fee rate for the RCM Portfolio in order to effect the Portfolio Repositioning. As noted above, the CLS Portfolio currently operates as a “fund-of-funds” by investing approximately 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. CLS is generally responsible for determining the CLS Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio’s assets. The Co-Managers, however, are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The RCM Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, the RCM Portfolio will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). As a result, the New Subadvisers will be responsible for asset allocation, security selection, and overall day-to-day investment management of the RCM Portfolio. The Co-Managers believe the subadvisory fee rate for the New Subadvisers reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by the New Subadvisers as compared to CLS. The Co-Managers believe that the proposed increased contractual investment management fee rate will permit the Co-Managers to: (i) retain and pay the New Subadvisers to handle asset allocation, security selection, and overall day-to-day investment management of the RCM Portfolio; and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the RCM Portfolio.

Even though the RCM Portfolio’s contractual investment management fee rate of 0.95% is 0.66% higher than the CLS Portfolio’s contractual investment management fee rate of 0.29%, the Co-Managers noted to the Board that the RCM Portfolio’s contractual investment management fee rate of 0.95%:

•

was only 0.13% higher than the gross effective management fee rate of 0.82% that was paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended December 31, 2011, taking into account the investment management fees paid by the Underlying Trust Portfolios, and after application of the 0.21% voluntary investment management fee waiver;

•	was comparable with those of the Trust’s other asset allocation fees paid by the Underlying Trust Portfolios that are not principally structured as funds-of-funds; and

•	was comparable with contractual fee increases in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the CLS Portfolio by the Co-Managers and CLS under the current Management Agreement and the Current Subadvisory Agreement and the nature and extent of services to be provided to the RCM Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreement would likely be greater than those provided by the Co-Managers and CLS under the current Management Agreement and the Current Subadvisory Agreement, due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a “fund-of -funds” structure to a global asset allocation fund that pursues global investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement and the New Subadvisory Agreement.

Investment Performance

Although the Board considered the historical performance of the CLS Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2011 as part of its annual consideration of the renewal of the CLS Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving the New Subadvisers for the Portfolio and that the New Subadvisers would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor the New Subadvisers manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the RCM Portfolio. As a result, there was no directly comparable investment performance for the RCM Portfolio for the Board to review at the Board meeting. The investment strategies to be used by the New Subadvisers in connection with the RCM Portfolio, however, are also used by the New Subadvisers in connection with their management of various other registered investment companies and/or pooled investment vehicles. The Board did review historical investment performance information for the relevant New Subadvisers strategies and their respective benchmark indices at the Board meeting.

Investment Management Fee Rates

The Board compared the CLS Portfolio’s actual investment management fee and net total expense ratio for the twelve-month period ended December 31, 2011 and the proposed investment management fee and projected net total expense ratio for the RCM Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees.

Lipper classified both the CLS Portfolio and the RCM Portfolio as variable insurance products (VIP) mixed-asset target allocation moderate funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the CLS Portfolio and the RCM Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the CLS Portfolio and the RCM Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associates with the relevant variable insurance contracts.

These comparisons placed the CLS Portfolio and the RCM Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest-cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds.

The materials provided to the Board in advance of the Board Meeting indicated that the total gross expense ratio and the total net expense ratio for each of the CLS Portfolio and the RCM Portfolio fell within the fourth quartile of the Lipper VIP mixed-asset target allocation moderate funds universe.

The Board also reviewed the annualized investment management fee information in the Lipper VIP mixed-asset target allocation moderate funds universe. As the CLS Portfolio is a fund-of-funds and the RCM Portfolio is not a fund-of-funds, the Board reviewed the annualized investment management fee information in the Lipper universe in two separate sub-universes, one sub-universe of fund-of-funds, including the CLS Portfolio, and another sub-universe of non fund-of-funds, including the RCM Portfolio. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rate for both the CLS Portfolio and the RCM Portfolio fell within the fourth quartile of the relevant Lipper sub-universe.

The Co-Managers noted to the Board that the RCM Portfolio will be a global asset allocation fund that pursues global investment strategies and also noted that the broad geographical reach of the RCM Portfolio will require larger amounts of time and resources for oversight and administration as compared to the CLS Portfolio. In short, the Board concluded that the investment management and subadvisory arrangements for the RCM Portfolio should be evaluated in light of these differences.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the amended Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rates for the New Subadvisers would include breakpoints in the fee rates paid by the Co-Managers to the New Subadvisers, and that the subadvisory breakpoints would reduce those fee rates if the Portfolio increases in size. The Co-Managers and the Board noted that the proposed investment management and subadisory fee arrangements for the RCM Portfolio will be disclosed to Portfolio shareholders in a proxy statement and that implementation of the proposed investment management fee rate increase is subject to shareholder approval. The Co-Managers and the Board further noted that the proposed subadvisory fee rate for the New Subadvisers with respect to the RCM Portfolio was separately negotiated between the Co-Managers and the New Subadvisers at arm’s length. Notwithstanding the foregoing, the Board noted that it will consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Co-Managers and the New Subadvisers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of their service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined any such benefits to be reasonable at that time.

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the New Subadvisers in connection with the RCM Portfolio. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and the New Subadvisers at the Board Meeting, the Board concluded that approving the amended Management Agreement and the New Subadvisory Agreement was in the best interests of the Portfolio and its shareholders.

Results of Proxy Voting (Unaudited)

At a special meeting of shareholders held on March 15, 2012, shareholders of the AST CLS Growth Asset Allocation Portfolio of the Advanced Series Trust approved an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc., by the Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

	No. of Shares	% of Outstanding Shares
Affirmative	84,641,802.309	54.255%
Against	61,822,538.325	39.627%
Abstain	9,544,352.522	6.118%

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID NEW BRUNSWICK, NJ PERMIT NO. 672

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0229393-00001-00    AST-SAR-C-ANNUITY

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. O’Donnell
Robert F. O’Donnell
President and Principal Executive Officer

Date:	August 20, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	August 20, 2012